Due to size constraints, this filing is being made in two related submissions.  This submission is the first of the two related submissions.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-07572

Principal Funds, Inc.

(Exact name of registrant as specified in charter)

650 8th Street, Des Moines, IA 50309
(Address of principal executive offices)	(Zip code)

Principal Management Corporation, 650 8th Street, Des Moines, IA 50309 (Name and address of agent for service)

Registrant’s telephone number, including area code:		515-247-6783
Date of fiscal year end:	October 31, 2013
Date of reporting period:	October 31, 2013

ITEM 1 – REPORT TO STOCKHOLDERS

PRINCIPAL FUNDS

Institutional, J & R Share Classes

Annual Report

October 31, 2013

Table of Contents

Economic & Financial Market Review	2
Important Fund Information	3
Bond & Mortgage Securities Fund	4
Core Plus Bond Fund I	5
Diversified International Fund	6
Equity Income Fund	7
Global Diversified Income Fund	8
Global Real Estate Securities Fund	9
Government & High Quality Bond Fund	10
High Yield Fund	11
High Yield Fund I	12
Income Fund	13
Inflation Protection Fund	14
International Emerging Markets Fund	15
International Fund I	16
LargeCap Blend Fund II	17
LargeCap Growth Fund	18
LargeCap Growth Fund I	19
LargeCap Growth Fund II	20
LargeCap S&P 500 Index Fund	21
LargeCap Value Fund	22
LargeCap Value Fund I	23
LargeCap Value Fund III	24
MidCap Fund	25
MidCap Growth Fund	26
MidCap Growth Fund III	27
MidCap S&P 400 Index Fund	28
MidCap Value Fund I	29
MidCap Value Fund III	30
Overseas Fund	31
Principal Capital Appreciation Fund	32
Principal LifeTime 2010 Fund	33
Principal LifeTime 2015 Fund	34
Principal LifeTime 2020 Fund	35
Principal LifeTime 2025 Fund	36
Principal LifeTime 2030 Fund	37

Table of Contents

Principal LifeTime 2035 Fund	38
Principal LifeTime 2040 Fund	39
Principal LifeTime 2045 Fund	40
Principal LifeTime 2050 Fund	41
Principal LifeTime 2055 Fund	42
Principal LifeTime 2060	43
Principal LifeTime Strategic Income Fund	44
Real Estate Securities Fund	45
SAM Balanced Portfolio	46
SAM Conservative Balanced Portfolio	47
SAM Conservative Growth Portfolio	48
SAM Flexible Income Portfolio	49
SAM Strategic Growth Portfolio	50
Short-Term Income Fund	51
SmallCap Blend Fund	52
SmallCap Growth Fund I	53
SmallCap Growth Fund II	54
SmallCap S&P 600 Index Fund	55
SmallCap Value Fund II	56
Glossary	57
Financial Statements	65
Notes to Financial Statements	155
Schedules of Investments	193
Financial Highlights (Includes performance information)	470
Report of Independent Registered Public Accounting Firm	578
Shareholder Expense Example	579
Supplemental Information	587

Economic & Financial Market Review

Investors in U.S. equities were handsomely rewarded during the 12-month period that ended October 31, 2013, though there were significant bumps along the way. In mid-September 2012, the Federal Reserve announced its latest round of quantitative easing (QE3) in a continued effort to keep long-term interest rates down. While U.S. equities rallied in response during the third quarter of 2012, in the fourth quarter they could barely muster a positive return (0.3%) as the country found itself largely preoccupied first with the November presidential election and then, almost immediately, with the protracted fiscal policy debate in Congress.1 As days went by and the December 31, 2012 deadline for Congress to deliver a budget came ever closer, the resulting uncertainty seemed to paralyze U.S. markets.

However, as soon as legislation finally passed on January 1st, 2013 delaying severe budget cuts for another two months, U.S. equities soared, returning 11.1% for the first quarter of 2013.1 Both the Dow Jones Industrial Average and S&P 500 Index reached new highs in March, surpassing their previous records set in 2007 before the recession.2 The market rallied on into the second quarter, but was stymied once again as volatility spiked in May, and again in June, following comments by Fed Chairman Ben Bernanke that stimulus reduction could possibly begin in 2013. Though U.S. stocks receded somewhat on this news from mid-May through June, they rebounded through most of the third quarter — until extreme congressional gridlock over funding the federal government resulted in a partial government shutdown that lasted 17 days. While volatility spiked during the shutdown, once it was over U.S. equities responded positively yet again, ultimately delivering 29.0% overall for the 12-month period ending October 31.1

Throughout the year, strong U.S. market results were driven more by the Fed’s accommodative monetary policy than by the economy. That is not to suggest the economy didn’t improve; real GDP (the output of goods and services produced by labor and property located in the U.S.) did increase over the year, but at a modest rate (averaging less than 2%).3 However, the rate of growth was sufficient to help reduce the unemployment rate to 7.3% as of October 2013.4 Two strong sectors of the economy over the period were housing and autos; home prices were up 12.8% year-over-year through August, while automobile sales reached 15.23 million units (annualized) for October.5 Also, corporate earnings rose over the year, with particular strength seen within the financial sector, which posted record earnings in the second quarter of 2013.6 The economic data suggest the U.S. is in a slow-growth economy characterized by rising corporate earnings and slowly declining unemployment.

Still, some storm clouds remain on the horizon. While the unemployment rate recently hit a monthly low not seen since late 2008, much of the improvement has resulted from job-seekers finding part-time work and occurred within industries at the lower end of the pay scale. Some of the reduction in the unemployment rate also has been due to discouraged job-seekers, who have stopped looking for work and are no longer counted among the unemployed. The weak financial conditions of some local and state governments merit concern as well. Detroit filed for bankruptcy on July 18, culminating a period of difficult negotiations between the city and its labor unions. Detroit is not alone, however. Illinois and California, while not filing for bankruptcy, have huge pension liabilities that ultimately will need to be addressed. We also face the uncertain outcome of the Fed’s tapering process once it is initiated. Interest rates spiked in May when Chairman Bernanke mentioned the possibility of beginning to reduce the Fed’s bond purchase program. A key concern is that should the Fed reduce (and ultimately end) its efforts to artificially keep interest rates low, they will climb. Higher rates could dampen growth, with potentially significant consequences in areas such as auto and home sales.

The partial shutdown of the U.S. government, while embarrassing globally, had little impact economically. The Senate and House finally agreed on a compromise bill that essentially maintained the status quo, funding the federal government through January 2014 and extending the debt ceiling through mid-February 2014. But the underlying issues of preventing future shutdowns and default remained unresolved, bumped down the road to perhaps flare up yet again when the newly established deadlines become the present rather than the future.

Outside the U.S., international equities in developed economies returned 26.9% for the one-year period ending Oct. 31, but emerging markets ended the period up just 6.5%.7 Though emerging markets rallied at the beginning of the past year, they have struggled thus far in 2013. Emerging markets’ recent weak results have been due in large part to weaker demand for commodities and ongoing concern that China’s economy may have slowed down. With an average increase in economic growth of about 10% a year over the past decade, China helped support the global economy throughout the recession. A potential slowdown in China could impact the pace of global economic growth.8, 9

1 Broad U.S. equities market: Russell 3000 Index

2 The DJIA closed at 14,253.77 on March 5, 2013, surpassing its previous closing high of 14,164.53 achieved in Oct. 2007. The S&P 500 Index closed at 1,569.19 on March 28, 2013, above its previous closing high of 1,565.15 achieved in Oct. 2007.

3 bea.gov

4 U.S. Bureau of Labor Statistics data released November 8, 2013; bls.gov

5 Home prices source: 20-City Composite, S&P/Case-Shiller Home Price Indices; auto sales source: Wards Automotive

6 spindices.com

7 International developed markets: MSCI EAFE Index; international emerging markets: MSCI Emerging Markets Index

8 “Challenges for the Future of Chinese Economic Growth,” Jane Haltmaier, Senior Adviser-Division of International Finance, U.S. Federal Reserve, January 2013; federalreserve.gov/pubs/ifdp/2013/1072/ifdp1072.pdf

9 “Fed Study Says China’s Growth Could Slow Sharply by 2030,” Reuters, March 26, 2013; reuters.com/article/2013/03/26/us-usa-fed-china-idUSBRE92P14T20130326

Important Fund Information

The following information applies to all funds shown in the annual report:

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each fund, the illustration is based on performance of the institutional share class.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

See glossary on page 57 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Bond & Mortgage Securities Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	-0.61%	8.30%	3.75%	3/1/01	12/6/00
	Including Sales Charge	-1.58%	8.30%	3.75%
Institutional Shares		-0.20%	8.84%	4.35%	3/1/01	12/6/00
R-1 Shares		-1.07%	7.89%	3.44%	11/1/04	12/6/00
R-2 Shares		-0.85%	8.03%	3.58%	12/6/00	-
R-3 Shares		-0.67%	8.22%	3.76%	12/6/00	-
R-4 Shares		-0.57%	8.41%	3.96%	12/6/00	-
R-5 Shares		-0.37%	8.57%	4.08%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

An out-of-index allocation to below-investment-grade corporate bonds and underweight positions in U.S. Treasury securities and agencies contributed positively to performance. Security selection within investment-grade corporate bonds, emerging markets, mortgage-backed securities (MBS), asset-backed securities and commercial mortgage-backed securities (CMBS) also proved beneficial. Tactical duration positioning (as the portfolio was longer duration relative to the index during times of declining interest rates and shorter duration in times of rising interest rates) contributed positively as well; this positioning included the use of Treasury futures and interest rate swaps. Overweight allocations to emerging markets and MBS detracted from performance. Security selection within U.S. Treasury securities also detracted. In addition, yield curve positioning (with underperformance driven by underweights at the 2- and 20-year key rate duration points) contributed negatively to results. Derivatives were used to tactically hedge exposures, primarily in CMBS and below-investment-grade corporate bonds; these positions contributed negatively to performance as CMBS and below-investment-grade corporate bond spreads tightened during the period.

Core Plus Bond Fund I

Average Annual Total Returns* as of October 31, 2013
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	-0.28%	6.37%	6.16%	9/30/08
R-1 Shares	-1.26%	5.45%	5.23%	9/30/08
R-2 Shares	-1.05%	5.61%	5.39%	9/30/08
R-3 Shares	-0.86%	5.79%	5.56%	9/30/08
R-4 Shares	-0.74%	6.03%	5.80%	9/30/08
R-5 Shares	-0.57%	6.13%	5.90%	9/30/08

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to non-agency mortgage-backed securities significantly added to performance, which was buoyed by a U.S. housing recovery and supported by strong technicals. Though an underweight to credit spreads detracted as spreads tightened during the period, a focus in financials (both investment-grade and high yield) more than offset this impact. Additionally, interest rate positioning in the U.S. and select European countries (particularly Italy) benefited returns. In the U.S., an underweight to longer maturities (partially utilizing interest rate swaps) aided relative performance as rates rose over the period. Exposure to Canadian sovereign bonds detracted from returns as rates rose in concert with U.S. rates. Tactical short positions in Japanese interest rates (implemented via interest rate swaps) also detracted as rates declined in that region. In addition, exposure to U.S. Treasury Inflation-Protected Securities (TIPS) negatively impacted returns as inflation expectations declined during the period.

Diversified International Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	21.40%	11.18%	7.81%	3/1/01	12/6/00
	Including Sales Charge	20.40%	11.18%	7.81%
Institutional Shares		21.79%	11.79%	8.46%	3/1/01	12/6/00
R-1 Shares		20.82%	10.82%	7.53%	11/1/04	12/6/00
R-2 Shares		21.04%	10.96%	7.68%	12/6/00	-
R-3 Shares		21.11%	11.15%	7.86%	12/6/00	-
R-4 Shares		21.44%	11.38%	8.06%	12/6/00	-
R-5 Shares		21.51%	11.69%	8.29%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to EasyJet Plc contributed positively, with revenue from premium seats providing greater-than-expected benefits; the third-quarter interim management statement showed revenue growth was ahead of expectations as EasyJet achieved record passenger traffic and raised guidance for profits for the year by 2%. Stock selection in Japan also contributed positively, driven by an overweight position in Softbank Corp; the firm recently invested in Supercell (European smartphone game company which focuses on innovation to lock in high-spending users). In addition, stock selection within the consumer discretionary sector aided results, especially an overweight position in Fuji Heavy Industries Ltd; the company reported first-quarter results with operating profit 4% ahead of consensus. At the period-end, Fuji Heavy preannounced results and raised first-half operating profit guidance. Stock selection in France detracted from performance, due in part to an overweight position in Gemalto NV (Netherlands-based digital security provider); the company reported lighter-than-expected first-quarter 2013 revenues driven by weak Mobile Communications results. (Diversified International Fund no longer holds this stock.) An overweight position in Agrium also negatively impacted performance; news that Russian competitor Uralkali would no longer participate in the potash cartel weighed on the stock during the period as it solidified the view among farmers and retailers that nutrient prices would continue to drop this year. An underweight position in Vodafone (one of the largest mobile telecommunications companies in Europe, with operations in 30 countries and 450 million customers) was another detractor as Vodafone outperformed, helped by news that the firm agreed to sell its 45% stake in Verizon Wireless to Verizon on attractive terms.

Equity Income Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2013
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date
Institutional Shares	22.39%	14.37%	8.77%	8/1/00	5/31/39
R-1 Shares	21.36%	13.38%	7.84%	3/1/10	5/31/39
R-2 Shares	21.48%	13.53%	7.98%	3/1/10	5/31/39
R-3 Shares	21.72%	13.72%	8.17%	3/1/10	5/31/39
R-4 Shares	21.94%	13.92%	8.36%	3/1/10	5/31/39
R-5 Shares	22.11%	14.02%	8.42%	3/1/10	5/31/39

What contributed to or detracted from Fund performance during the fiscal year?

An underweight to Exxon Mobile Corporation aided performance as the company underperformed its peers due to weak production growth. Stock selection within the consumer staples sector also benefited performance as Kroger outperformed due to strong earnings results. Finally, within the financial sector, BlackRock outperformed as equity markets rose during the period. Within the financial sector, lack of exposure to Bank of America hindered performance as the company outpaced both its sector and the broader market. In addition, an allocation to Teva Pharmaceutical Industries detracted within the health care sector due to shortened patent protection for its largest drug Copaxone as well as the departure of the firm's CEO. Finally, Penn West Petroleum detracted from results due to production disappointments.

Global Diversified Income Fund

Sub-Advisors: DDJ Capital Management, LLC, Guggenheim Investment Management, LLC, Post Advisory Group, LLC, Principal Global Investors, LLC, Principal Management Corporation, Principal Real Estate Investors, Spectrum Asset Management, Inc, Stone Harbor Investment Partners, LP, Tortoise Capital Advisors, LLC, and W.H. Reeves & Co, Inc.

Average Annual Total Returns* as of October 31, 2013
	1-Year	Since Inception	Inception Date
Institutional Shares	6.75%	16.44%	12/15/08

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to the master limited partnerships sleeve (managed by Tortoise Capital Advisors) and an underweight to the commercial mortgage-backed securities (CMBS) sleeve (managed by Principal Global Investors) contributed positively. From a manager perspective, outperformance by the managers of the high yield sleeves (managed by Guggenheim Investment Management and DDJ Capital Management) benefited results; active participation in the new-issue market proved beneficial. Outperformance by the manager of the CMBS sleeve also added value. Within the CMBS sleeve, the more volatile (higher beta) positions contributed significantly in the fourth quarter of 2012 and first half of 2013, delivering the largest contribution to overall performance for the period. Outperformance by the manager of the global value equities sleeve (managed by Principal Global Investors) contributed positively as well. In this sleeve, stock selection aided performance the most within the financial, materials and energy sectors; from a country perspective, stock selection was most helpful in Japan, the U.K. and Brazil. Underweights to the global infrastructure (managed by WH Reaves) and global value equities sleeves and an overweight to the preferred securities sleeve (managed by Spectrum Asset Management) detracted from performance. From a manager perspective, underperformance by the manager of the emerging market debt sleeve (managed by Stone Harbor) hindered results. Within this sleeve, an underweight to Argentina hard currency debt negatively impacted results, as did exposure to Brazil's foreign exchange and local rates markets (implemented in part through currency forwards).

Global Real Estate Securities Fund

Sub-Advisor: Principal Real Estate Investors, LLC

Average Annual Total Returns* as of October 31, 2013
	1-Year	5 -Year	Since Inception	Inception Date
Institutional Shares	14.49%	16.92%	1.94%	10/1/07

What contributed to or detracted from Fund performance during the fiscal year?

The top contributor to performance was stock selection within Hong Kong, especially overweight positions in Wharf, Country Garden Holdings and Shimao Property, which all outperformed the index. Overweight positions in U.S. self-storage companies CubeSmart and Extra Space Storage also contributed positively; both stocks rose more than 40% on increased demand as the U.S. housing market continued to recover. Additionally, stock selection within the U.S. office sector benefited performance, particularly an underweight to Digital Realty Trust, which fell more than 18% due to increased competition for data-center space and investor concern regarding management's credibility. The portfolio transitioned from an underweight to an overweight to CapitaLand in late February 2013, and suffered as the company poorly performed during the second quarter due to slowing growth and fears of rising borrowing costs. An underweight to Japan also detracted; Japanese real estate investment trusts and developers rallied in 2013 on the back of Prime Minister Abe's reflationary policies, which are positive for real estate fundamentals and have caused investors to view the new policies as a positive catalyst for the Japanese equity markets. An underweight to real estate securities in Sweden detracted as well; the country rallied more than 20% on strong returns from companies such as Kungsleden and Fastighets Balder.

Government & High Quality Bond Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	-0.75%	4.84%	4.11%	12/15/08	5/4/84
	Including Sales Charge	-1.72%	4.84%	4.11%
Institutional Shares		-0.33%	5.33%	4.61%	3/23/98	5/4/84
R-1 Shares		-1.10%	4.53%	3.81%	12/15/08	5/4/84
R-2 Shares		-0.97%	4.66%	3.94%	12/15/08	5/4/84
R-3 Shares		-0.80%	4.85%	4.13%	12/15/08	5/4/84
R-4 Shares		-0.61%	5.05%	4.25%	12/15/08	5/4/84
R-5 Shares		-0.49%	5.19%	4.32%	12/15/08	5/4/84

What contributed to or detracted from Fund performance during the fiscal year?

Out-of-benchmark allocations to agency and non-agency collateralized mortgage obligations contributed positively to performance as the portfolio's holdings significantly outpaced the index. An underweight position and issue selection within Ginnie Mae (GNMA) securities also proved beneficial. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) added value as well. An underweight position and issue selection in Freddie Mac (FHLMC) agency mortgage pools detracted from performance as Freddie Mac was the best-performing agency mortgage sector over the period. An allocation to U.S. Treasuries also hindered results as the sector underperformed the benchmark.

High Yield Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2013
	1-Year	5-Year	10-Year
Institutional Shares	9.31%	15.87%	9.60%

What contributed to or detracted from Fund performance during the fiscal year?

The High Yield Fund benefited from an overweight to Open Solutions (provider of enterprise technology to community-based financial institutions), which was purchased by Fiserv in January 2013. An overweight to Royal Bank of Scotland (RBS) also added value. RBS, which has been pressured by the European sovereign crisis, rebounded nicely as systemic risks declined in the European region. In addition, an overweight to WideOpen West (provider of cable TV, Internet and phone services) proved beneficial as the company integrated its acquisition of Knology in a very successful manner. The largest negative contributor to performance was exposure to cash in the normal course of portfolio management; given that cash essentially earns 0%, any cash holdings were a drag on performance when the market performed as well as it did over the period. Also, an overweight to NII Capital (Latin American wireless company) detracted from results; NII Capital struggled with subscriber losses in a few of the countries in which it does business. An underweight to the non-captive consumer finance sector hindered performance as well.

High Yield Fund I

Sub-Advisors: J.P. Morgan Investment Management, Inc, Neuberger Berman Fixed Income, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	8.72%	17.03%	8.56%	12/29/04

What contributed to or detracted from Fund performance during the fiscal year?

Security selection within the gaming and chemicals industries sector boosted returns as overweight positions in MGM Resorts International and Momentive Performance Materials benefited performance. Security selection within the media non-cable sector also proved beneficial, thanks in part to an overweight position in R.R. Donnelley & Sons Company and a timely exit from Cengage Learning Holdings. Security selection within the utilities sector aided performance as well. An allocation to bank loans detracted from performance; bank loans underperformed traditional high yield corporate debt. An underweight to the robust banking industry sector, especially lack of exposure to Royal Bank of Scotland, was a further drag on performance. Security selection within the communications sector also hindered results, as an overweight to Intelsat Holdings (especially to longer-maturity Intelsat bonds) detracted from results.

Income Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	0.29%	9.41%	5.47%	9/30/09	12/15/75
	Including Sales Charge	-0.68%	9.41%	5.47%
Institutional Shares		0.74%	10.00%	6.06%	3/23/98	12/15/75
R-1 Shares		-0.02%	9.09%	5.17%	3/1/10	12/15/75
R-2 Shares		0.00%	9.23%	5.30%	3/1/10	12/15/75
R-3 Shares		0.28%	9.44%	5.50%	3/1/10	12/15/75
R-4 Shares		0.37%	9.62%	5.67%	3/1/10	12/15/75
R-5 Shares		0.50%	9.70%	5.71%	3/1/10	12/15/75

What contributed to or detracted from Fund performance during the fiscal year?

Issue selection within corporate bonds was the single largest contributor to performance, led by results in the financial services and health care sectors. An underweight to U.S. Treasuries also contributed positively as Treasuries underperformed the index over the period. In addition, issue selection within the automotive industry was a key contributor, especially Meritor; solid quarterly earnings and a paydown in debt, coupled with an improving heavy truck market, aided the bonds. An underweight position and issue selection in mortgage-backed securities (MBS) hindered performance as MBS was one of the stronger-performing fixed income sectors for the period. Issue selection within the media sector also detracted from performance, especially Time Warner Cable; the company was hurt by a potential leveraged transaction. In addition, an underweight position in U.S. government agencies negatively impacted results as the sector outperformed the index.

Inflation Protection Fund

Sub-Advisor: BlackRock Financial Management, Inc.

Average Annual Total Returns* as of October 31, 2013
		1-Year	5-Year	Since Inception	Inception
Class J Shares	Excluding Sales Charge	-6.45%	4.74%	1.17%	12/29/04
	Including Sales Charge	-7.39%	4.74%	1.17%
Institutional Shares		-6.00%	5.45%	1.70%	12/29/04
R-1 Shares		-6.83%	4.56%	0.83%	12/29/04
R-2 Shares		-6.73%	4.68%	0.95%	12/29/04
R-3 Shares		-6.54%	4.86%	1.13%	12/29/04
R-4 Shares		-6.42%	5.05%	1.30%	12/29/04
R-5 Shares		-6.37%	5.18%	1.43%	12/29/04

What contributed to or detracted from Fund performance during the fiscal year?

A major contributor to performance was real curve positioning (underweight to real rates in the 5- and 10-year sectors of the Treasury Inflation-Protected Securities (TIPS) curve vs. an overweight to the long-end). In addition, an underweight allocation to off-the-run securities benefited performance. Legacy non-TIPS holdings (securities that were inherited from the former sub-advisor, namely asset-backed securities and non-agency mortgage-backed securities (MBS)) also contributed positively to performance. Finally, an allocation to Italian inflation-linked bonds and an underweight position in U.K. nominal yields were additive to performance. Overweight allocations to emerging markets and MBS detracted from performance. Security selection within U.S. Treasury securities also detracted. In addition, yield curve positioning (with underperformance driven by underweights at the 2- and 20-year key rate duration points) contributed negatively to results.

International Emerging Markets Fund

Sub-Advisor: Principal Global Investors, LLC

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	3.49%	13.42%	11.52%	3/1/01	12/6/00
	Including Sales Charge	2.49%	13.42%	11.52%
Institutional Shares		3.96%	13.99%	12.21%	3/1/01	12/6/00
R-1 Shares		3.09%	13.03%	11.25%	11/1/04	12/6/00
R-2 Shares		3.21%	13.17%	11.40%	12/6/00	-
R-3 Shares		3.42%	13.38%	11.60%	12/6/00	-
R-4 Shares		3.57%	13.59%	11.81%	12/6/00	-
R-5 Shares		3.73%	13.73%	11.94%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

An overweight position in Great Wall Motor (China-based seller of automobiles and automotive parts) was the top positive contributor to relative performance. An overweight position in the industrial sector and stock selection in Indonesia and Mexico aided relative performance as well. The weakest relative performance was centered in South Korea, where an overweight position in Kia Motors Corporation was a top individual detractor. In addition, overweight positions in a handful of securities in China concentrated in the commodities and consumer discretionary sectors cumulatively detracted from performance. Overall, China was the second-largest detractor after South Korea. In addition, underweights to several strong performers in the information technology sector negatively impacted results.

International Fund I

Sub-Advisors: Principal Management Corporation, Pyramis Global Advisors, LLC and Schroder Investment Management North America, Inc.

Average Annual Total Returns* as of October 31, 2013
					Extended
	1-Year	5-Year	Since Inception	Inception Date	Performance
					Inception Date
Institutional Shares	23.23%	10.29%	6.21%	12/29/03	-
R-1 Shares	22.17%	9.33%	5.30%	11/1/04	12/29/03
R-2 Shares	22.25%	9.46%	5.42%	6/1/04	12/29/03
R-3 Shares	22.51%	9.67%	5.61%	6/1/04	12/29/03
R-4 Shares	22.82%	9.86%	5.81%	6/1/04	12/29/03
R-5 Shares	23.02%	10.03%	5.94%	6/1/04	12/29/03

What contributed to or detracted from Fund performance during the fiscal year?

Strong stock selection within the information technology sector contributed positively to performance. A relative overweight to the strongly performing consumer discretionary sector also added value, especially an overweight position in advertising firm WPP Plc. A large overweight position as well as positive stock selection in France boosted relative returns. Stock selection was weak overall, particularly within the materials sector, where an overweight position in Newcrest Mining Limited was the largest detractor. An average 1% underweight to the outperforming telecommunications services sector negatively impacted performance as well. In addition, a bias toward smaller-cap stocks relative to the index hindered performance as larger-caps tended to outperform.

LargeCap Blend Fund II

Sub-Advisors: ClearBridge Investments, LLC, Principal Management Corporation, and T. Rowe Price Associates, Inc.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	24.89%	13.86%	6.58%	3/1/01	12/6/00
	Including Sales Charge	23.89%	13.86%	6.58%
Institutional Shares		25.27%	14.40%	7.18%	12/6/00	-
R-1 Shares		24.21%	13.44%	6.27%	11/1/04	12/6/00
R-2 Shares		24.39%	13.57%	6.39%	12/6/00	-
R-3 Shares		24.59%	13.77%	6.59%	12/6/00	-
R-4 Shares		24.82%	13.99%	6.78%	12/6/00	-
R-5 Shares		25.06%	14.11%	6.91%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the information technology sector aided performance, especially an out-of-index position in Facebook, Inc. Stock selection in the industrial sector also added value, led by out-of-index holding Orbital Sciences Corporation. In addition, LargeCap Blend Fund II benefited from its higher beta profile (meaning it was positioned to benefit more than the index in upward-trending markets) in the positive market environment. Stock selection was negative overall, with especially weak selection within the consumer staples sector, where Philip Morris International was a key individual detractor. Performance also was held back by stock selection in the health care sector, especially an underweight to Gilead Sciences, Inc. LargeCap Blend Fund II's bias toward more volatile stocks (overweight position in stocks that have experienced more price movement than those within the index) hurt performance as well.

LargeCap Growth Fund

Sub-Advisor: Columbus Circle Investors

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	29.92%	13.19%	6.94%	3/1/01	12/6/00
	Including Sales Charge	28.92%	13.19%	6.94%
Institutional Shares		30.52%	13.84%	7.70%	3/1/01	12/6/00
R-1 Shares		29.33%	12.85%	6.78%	11/1/04	12/6/00
R-2 Shares		29.40%	12.96%	6.90%	12/6/00	-
R-3 Shares		29.67%	13.35%	7.18%	12/6/00	-
R-4 Shares		29.94%	13.39%	7.28%	12/6/00	-
R-5 Shares		30.01%	13.50%	7.41%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Gilead Sciences rose based on several positive clinical trial developments within its hepatitis C franchise, a future growth supplement to its core HIV expertise. Out-of-benchmark holding Valeant Pharmaceuticals performed strongly due to the success of its acquisition program that helped deliver positively surprising results. LinkedIn Corp's strength was based on strong user engagement, increased premium subscriber additions and incremental penetration of corporate clients. Out-of-benchmark holding Capital One declined based on net interest margin pressures from higher uncollectible fees and excessive cash levels; expenses associated with its commercial banking build-out also proved problematic. Facebook was weak based on concerns surrounding its recent ramp-up in investment spending, and whether it could effectively monetize its robust user traffic and shift from a desktop-centric business to one that equally prospers in a mobile environment where Internet usage is inflecting positively. Out-of-benchmark holding Cisco Systems was weak due to telecom carrier and core router spending weakness throughout Asia, plus poor service-provider spending on set-top boxes. The company also made some comments about cautious spending by its customers.

LargeCap Growth Fund I

Sub-Advisors: Brown Investment Advisory, Inc, Principal Management Corporation, and T. Rowe Price Associates, Inc.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	32.60%	19.97%	7.86%	3/1/01	12/6/00
	Including Sales Charge	31.60%	19.97%	7.86%
Institutional Shares		33.23%	20.68%	8.63%	12/6/00	-
R-1 Shares		32.09%	19.62%	7.67%	11/1/04	12/6/00
R-2 Shares		32.32%	19.79%	7.81%	12/6/00	-
R-3 Shares		32.55%	19.99%	8.02%	12/6/00	-
R-4 Shares		32.75%	20.21%	8.21%	12/6/00	-
R-5 Shares		32.90%	20.38%	8.36%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Strong stock selection was led by results in the information technology sector, where the largest individual contributor was a significant underweight to International Business Machines Corporation. Sector positioning relative to the index also contributed to returns, particularly an average 2% overweight to the health care sector, as this sector generated very strong performance. In addition, LargeCap Growth Fund I's higher beta profile (meaning it was positioned to benefit more than the index in upward-trending markets) added value as equity markets were sharply positive. An average 4% overweight to the information technology sector detracted from returns as this was the weakest sector in the index. Negative stock selection within the health care sector also held back performance; the sector's largest individual detractor was an overweight to Intuitive Surgical, Inc. On average, LargeCap Growth Fund I held stocks that exhibited higher price volatility than the stocks in the index, which detracted from relative returns.

LargeCap Growth Fund II

Sub-Advisors: American Century Investment Management, Inc., Montag & Caldwell, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	24.95%	14.28%	6.69%	3/1/01	12/6/00
	Including Sales Charge	23.95%	14.28%	6.69%
Institutional Shares		25.46%	14.95%	7.41%	12/6/00	-
R-1 Shares		24.54%	13.97%	6.49%	11/1/04	12/6/00
R-2 Shares		24.65%	14.10%	6.61%	12/6/00	-
R-3 Shares		24.87%	14.29%	6.79%	12/6/00	-
R-4 Shares		25.12%	14.55%	7.00%	12/6/00	-
R-5 Shares		25.28%	14.66%	7.11%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

LargeCap Growth Fund II benefited from strong stock selection in the consumer discretionary sector, led by an overweight to Starbucks Corporation. An average 2% overweight to the health care sector also aided performance as this sector strongly outperformed the index. LargeCap Growth Fund II's lower dividend yield than the index added value as well. Stock selection was negative overall, with the weakest results occurring within the health care sector, where the largest individual detractor was an underweight to strongly performing Celgene Corporation. Sector positioning relative to the index also detracted from returns, especially an average 4% overweight to the consumer staples sector, which strongly underperformed the index. LargeCap Growth Fund II's lower beta profile (meaning it was positioned to benefit less than the index in upward-trending markets) detracted from results as equity markets were sharply positive during the period.

LargeCap S&P 500 Index Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	26.39%	14.42%	6.66%	3/1/01	12/6/00
	Including Sales Charge	25.39%	14.42%	6.66%
Institutional Shares		26.98%	14.94%	7.26%	3/1/01	12/6/00
R-1 Shares		25.81%	13.96%	6.33%	11/1/04	12/6/00
R-2 Shares		26.00%	14.11%	6.47%	12/6/00	-
R-3 Shares		26.14%	14.32%	6.66%	12/6/00	-
R-4 Shares		26.43%	14.51%	6.87%	12/6/00	-
R-5 Shares		26.58%	14.66%	6.99%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Performance during the period was in line with the S&P 500 Index. All 10 economic sectors within the index posted positive returns, led by the consumer discretionary and industrial sectors. Top individual contributors included Bank of America Corporation, Gilead Sciences Inc. and Celgene Corp. The telecommunication services and utilities sectors recorded the lowest returns. Apple Inc., Exelon Corporation and Newmont Mining Corporation were among the weakest individual performers for the period.

LargeCap Value Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	26.74%	12.85%	6.35%	3/1/01	12/6/00
	Including Sales Charge	25.74%	12.85%	6.35%
Institutional Shares		27.26%	13.52%	7.07%	3/1/01	12/6/00
R-1 Shares		26.24%	12.54%	6.17%	11/1/04	12/6/00
R-2 Shares		26.40%	12.69%	6.28%	12/6/00	-
R-3 Shares		26.67%	12.90%	6.49%	12/6/00	-
R-4 Shares		26.81%	13.09%	6.67%	12/6/00	-
R-5 Shares		26.89%	13.21%	6.80%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selections in the energy, consumer staples and materials sectors were the most effective for the period. An underweight to Exxon Mobil benefited results as the firm performed weakly and reduced its share buy-back guidance. An overweight to Marathon Petroleum Corporation contributed positively. The firm outperformed, especially in the first quarter of 2013 when fourth-quarter 2012 results were reported, as Marathon's fourth-quarter 2012 earnings-per-share estimates were 9% higher than estimates (driven by higher refining margins and higher throughput); a $2 billion share buyback also was announced. An overweight position in Best Buy proved beneficial as well. Best Buy reported second-quarter operating earnings-per-share of $0.32 (vs. $0.12 consensus), with the outperformance due to higher sales and better operating margins. Best Buy continued to cut costs on legacy operations that were not driving sales. Stock selection in the information technology sector detracted from performance, largely due to an underweight position in Hewlett-Packard Company as Hewlett-Packard outperformed, helped by strong returns in the first quarter of 2013. In addition, an overweight position in Eli Lilly hindered results. The company announced the top-line results of its phase three trial of Ramucirumab in first-line breast cancer; the drug failed to meet both its primary and secondary endpoints of progression-free survival and overall survival, respectively. An overweight position in CF Industries Holdings Inc. negatively impacted performance as well. Continued pressure from Chinese urea exports and indications of soft demand for fall applications weighed on the stock for most of the period. (The position was exited.)

LargeCap Value Fund I

Sub-Advisors: Herndon Capital Management, LLC, Principal Management Corporation, and Thompson, Siegel, & Walmsley, LLC

Average Annual Total Returns* as of October 31, 2013
					Extended
	1-Year	5-Year	Since Inception	Inception Date	Performance
					Inception Date
Institutional Shares	25.39%	12.42%	5.93%	6/1/04	-
R-1 Shares	24.19%	11.41%	5.01%	11/1/04	6/1/04
R-2 Shares	24.43%	11.56%	5.13%	6/1/04	-
R-3 Shares	24.56%	11.75%	5.33%	6/1/04	-
R-4 Shares	24.87%	11.97%	5.53%	6/1/04	-
R-5 Shares	25.03%	12.15%	5.67%	6/1/04	-

What contributed to or detracted from Fund performance during the fiscal year?

Strong stock selection in the health care sector contributed positively to returns. Sector positioning relative to the index also added value, driven by an underweight to the utilities sector, which lagged the index. LargeCap Value Fund I's smaller average market-cap than the index benefited performance as well. Negative stock selection hindered performance, with the weakest selection occurring in the information technology sector, where the largest individual detractor was an overweight to Apple. Also, an average 2% overweight to the energy sector detracted from results as this sector failed to keep up with the index. LargeCap Value Fund I held stocks that exhibited higher price volatility than the stocks in the index, which detracted from relative returns.

LargeCap Value Fund III

Sub-Advisors: Barrow, Hanley, Mewhinney & Strauss, LLC, Principal Management Corporation, and Westwood Management Corporation

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	26.65%	11.77%	4.65%	3/1/01	12/6/00
	Including Sales Charge	25.65%	11.77%	4.65%
Institutional Shares		27.13%	12.39%	5.32%	12/6/00	-
R-1 Shares		26.10%	11.41%	4.38%	11/1/04	12/6/00
R-2 Shares		26.27%	11.55%	4.52%	12/6/00	-
R-3 Shares		26.47%	11.75%	4.71%	12/6/00	-
R-4 Shares		26.67%	11.96%	4.92%	12/6/00	-
R-5 Shares		26.72%	12.09%	5.03%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Sector positioning relative to the index, led by the utilities sector, contributed positively to returns. LargeCap Value Fund III also benefited from strong stock selection in the financial sector, where the largest individual contributor was an overweight to the Hartford Financial Services Group. Additionally, LargeCap Value Fund III's holdings exhibited less price volatility than the stocks held in the index, which added value as well. Stock selection was negative overall, especially within the information technology sector. An average 3% underweight to the financial sector also detracted from returns as this sector outperformed the index. In addition, LargeCap Value Fund III's lower beta profile (meaning it was positioned to benefit less than the index in upward-trending markets) detracted from returns as equity markets were sharply positive during the period.

MidCap Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	31.56%	20.44%	11.25%	3/1/01	12/6/00
	Including Sales Charge	30.56%	20.44%	11.25%
Institutional Shares		32.04%	21.04%	11.97%	3/1/01	12/6/00
R-1 Shares		30.96%	19.98%	10.96%	11/1/04	12/6/00
R-2 Shares		31.09%	20.15%	11.10%	12/6/00	-
R-3 Shares		31.30%	20.39%	11.33%	12/6/00	-
R-4 Shares		31.59%	20.61%	11.62%	12/6/00	-
R-5 Shares		31.74%	20.77%	11.65%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

O'Reilly Automotive contributed positively to performance as same-store sales rebounded. The company continued to be well-positioned as the average age of vehicles on the road increased, the firm's acquisition of CSK continued to be successfully integrated and impressive free cash flow was allocated to repurchase shares. TJX Companies (discount retailer that has operated successfully in a niche, offering premium goods at discounted prices) added value due to benefiting from a difficult retail environment where consumers continued to seek value; the stock was up 48% over the period. Valeant Pharmaceuticals (which has a history of making successful acquisitions and applying a lean cost structure and significant distribution footprint to create value) benefited performance as well. The stock was up strongly for the period as the company made several important acquisitions and continued to grow its existing business. Franco Nevada Corporation (a royalty company that owns royalties on over 175 producing properties) detracted from performance. During the 12-month period, the stock was down 21% due to the 23% decline in the price of gold over the same period. ADT (a leader in providing security and interactive monitoring services for residential and small-business customers, with a 25% share of a fragmented market) was up only 6% in a strong market over concerns that AT&T and Comcast were beginning to pursue the home security market. In addition, Fairfax (owner of insurance and reinsurance underwriters) delivered subpar results; the company didn't benefit during the strong equity market, due to its fully-hedged position and an inflation-indexed investment that did not deliver positive results (also, book value growth was flat over the period).

MidCap Growth Fund

Sub-Advisor: Columbus Circle Investors

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	31.12%	14.48%	7.70%	3/1/01	12/6/00
	Including Sales Charge	30.12%	14.48%	7.70%
Institutional Shares		31.57%	15.17%	8.47%	3/1/01	12/6/00
R-1 Shares		30.63%	14.18%	7.56%	11/1/04	12/6/00
R-2 Shares		30.86%	14.31%	7.68%	12/6/00	-
R-3 Shares		30.99%	14.53%	7.89%	12/6/00	-
R-4 Shares		31.20%	14.77%	8.08%	12/6/00	-
R-5 Shares		31.51%	14.90%	8.21%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Out-of-benchmark holding Towers Watson & Co. contributed positively to performance; the company's private health care insurance exchange benefited as corporations and individuals sought to reduce health care costs. Cree also proved beneficial to performance as the firm continued to benefit from the early stages of the secular shift from incandescent and fluorescent lighting to LED-based illumination. In addition, out-of-benchmark holding Micron Technology climbed in value as industry consolidation and restrained capital spending helped raise prices for its memory chips. Out-of-benchmark holding Aruba Networks (an enabler of the Bring Your Own Device to Work secular trend) declined, primarily due to the fact that Cisco (a competitor) discounted its own products to regain share. (The position in Aruba Networks was sold.) Also, Vertex Pharmaceuticals (a biotechnology company) dropped on disappointing hepatitis C data for one of its drugs. (The position was sold.) In addition, out-of-benchmark holding DR Horton (homebuilder) fell in response to higher mortgage rates, despite reporting stronger-than-expected second-quarter profits. (As mortgage rates remain historically very low, a reduced position in the stock has been maintained.)

MidCap Growth Fund III

Sub-Advisors: Jacobs Levy Equity Management, Inc, Principal Management Corporation, and Turner Investment Partners, Inc.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	31.14%	16.95%	7.49%	3/1/01	12/6/00
	Including Sales Charge	30.14%	16.95%	7.49%
Institutional Shares		31.78%	17.59%	8.22%	3/1/01	12/6/00
R-1 Shares		30.57%	16.60%	7.27%	11/1/04	12/6/00
R-2 Shares		30.72%	16.74%	7.42%	12/6/00	-
R-3 Shares		30.98%	16.94%	7.60%	12/6/00	-
R-4 Shares		31.19%	17.13%	7.81%	12/6/00	-
R-5 Shares		31.38%	17.27%	7.94%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Strong stock selection within the financial sector contributed positively to returns. A slight underweight position and positive stock selection within the materials sector benefited results as well. Additionally, MidCap Growth Fund III's higher beta than the index (meaning it was positioned to benefit more than the index in upward-trending markets) aided performance during the positive market environment. Sector positioning relative to the index detracted from returns, due primarily to an overweight to the information technology sector, which significantly lagged the index. Also, stock selection was negative within the consumer discretionary sector, especially sizable underweights to Netflix, Inc. and Tesla Motors. MidCap Growth Fund III held stocks that exhibited more price volatility than the stocks within the index, which negatively impacted performance as well.

MidCap S&P 400 Index Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	32.57%	18.64%	9.49%	3/1/01	12/6/00
	Including Sales Charge	31.57%	18.64%	9.49%
Institutional Shares		33.09%	19.29%	10.20%	3/1/01	12/6/00
R-1 Shares		32.08%	18.31%	9.25%	11/1/04	12/6/00
R-2 Shares		32.24%	18.45%	9.40%	12/6/00	-
R-3 Shares		32.42%	18.65%	9.60%	12/6/00	-
R-4 Shares		32.66%	18.89%	9.80%	12/6/00	-
R-5 Shares		32.85%	19.03%	9.94%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

MidCap S&P 400 Index Fund performed in line with the S&P 400 Index for the period. All 10 economic sectors in the index posted positive returns, led by the consumer staples and health care sectors. Top individual contributors included Green Mountain Coffee Roasters, Inc., United Rentals, Inc. and Eaton Vance Corp. The telecommunication services and utilities sectors recorded the lowest returns for the period. Three of the weakest individual performers were Aeropostale, Inc., Rayonier Inc. and Dean Foods Company.

MidCap Value Fund I

Sub-Advisors: Goldman Sachs Asset Management, LP, Los Angeles Capital Management and Equity Research, Inc, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
				Since	Inception	Extended
		1-Year	5-Year			Performance
				Inception	Date	Inception Date
Class J Shares	Excluding Sales Charge	31.54%	17.23%	9.45%	3/2/09	12/29/03
	Including Sales Charge	30.54%	17.23%	9.45%
Institutional Shares		32.12%	17.92%	10.12%	12/29/03	-
R-1 Shares		30.99%	16.91%	9.18%	11/1/04	12/29/03
R-2 Shares		31.14%	17.07%	9.32%	6/1/04	12/29/03
R-3 Shares		31.32%	17.28%	9.51%	6/1/04	12/29/03
R-4 Shares		31.60%	17.48%	9.71%	6/1/04	12/29/03
R-5 Shares		31.77%	17.61%	9.85%	6/1/04	12/29/03

What contributed to or detracted from Fund performance during the fiscal year?

Strong stock selection contributed positively to returns, especially in the financial sector, where the largest individual contributor was an overweight to ING. Sector positioning relative to the index added value as well, particularly an underweight to the utilities sector, which was the weakest-performing sector in the index. MidCap Value Fund I had a lower dividend yield than the index, which also aided performance. Negative stock selection in the information technology sector detracted from returns. Stock selection within the industrial sector also hindered results. On average, MidCap Value Fund I had a larger market-cap than the index, which detracted as well.

MidCap Value Fund III

Sub-Advisors: Barrow, Hanley, Mewhinney & Strauss, LLC, Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	33.42%	18.17%	9.01%	3/1/01	12/6/00
	Including Sales Charge	32.42%	18.17%	9.01%
Institutional Shares		33.96%	18.82%	9.93%	3/1/01	12/6/00
R-1 Shares		32.79%	17.74%	8.70%	11/1/04	12/6/00
R-2 Shares		32.94%	17.88%	8.85%	12/6/00	-
R-3 Shares		33.18%	18.09%	9.04%	12/6/00	-
R-4 Shares		33.44%	18.34%	9.24%	12/6/00	-
R-5 Shares		33.53%	18.44%	9.37%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Sector positioning relative to the index contributed positively to returns, led by an underweight to the utilities sector, which lagged every other sector in the index for the period. In addition, stock selection was positive overall, especially within the health care sector, where the two largest individual contributors were overweights to Cigna Corporation and Omnicare, Inc. MidCap Value Fund III also benefited from its higher relative strength profile during the period. MidCap Value Fund III was negatively impacted by weak stock selection in the information technology sector, where the largest individual detractor was an underweight to Micron Technology. An average 1% underweight to the consumer staples sector also detracted from returns as this sector outperformed the index. Additionally, MidCap Value Fund III had a lower beta than the index (meaning it was positioned to benefit less than the index in upward-trending markets), which hindered results.

Overseas Fund

Sub-Advisors: Barrow, Hanley, Mewhinney & Strauss, LLC, Causeway Capital Management, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
					Extended
	1-Year	5-Year	Since Inception	Inception Date	Performance
					Inception Date
Institutional Shares	24.16%	11.85%	8.43%	9/30/08	-
R-1 Shares	23.09%	10.89%	7.48%	3/1/12	9/30/08
R-2 Shares	23.19%	11.03%	7.61%	3/1/12	9/30/08
R-3 Shares	23.42%	11.23%	7.80%	3/1/12	9/30/08
R-4 Shares	23.65%	11.45%	8.02%	3/1/12	9/30/08
R-5 Shares	23.75%	11.58%	8.15%	3/1/12	9/30/08

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection within the health care sector contributed positively to results, especially within pharmaceuticals; a large out-of-index position in Swiss firm Roche Holding was especially rewarding. Relative overweights to the strongly performing consumer discretionary and information technology sectors improved relative performance. A relative value bias versus the benchmark increased relative returns as well. Stock selection was negative overall, particularly in the consumer staples and consumer discretionary sectors. The largest individual detractor was a sizable out-of-index exposure to Jardine Cycle and Carriage. Also, a large underweight to the strongly performing financial sector negatively impacted relative performance. In addition, a number of Asian stocks (in Singapore, Japan, Hong Kong and South Korea) detracted largely from performance.

Principal Capital Appreciation Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2013
					Extended
	1-Year	5-Year	10-Year	Inception Date	Performance
					Inception Date
Institutional Shares	29.52%	15.38%	8.68%	6/7/99	11/24/86
R-1 Shares	28.39%	14.38%	7.71%	3/1/10	11/24/86
R-2 Shares	28.56%	14.52%	7.85%	3/1/10	11/24/86
R-3 Shares	28.79%	14.73%	8.05%	3/1/10	11/24/86
R-4 Shares	29.05%	14.92%	8.23%	3/1/10	11/24/86
R-5 Shares	29.20%	15.02%	8.31%	3/1/10	11/24/86

What contributed to or detracted from Fund performance during the fiscal year?

An underweight to Apple aided performance as the stock lagged over the period. Stock selection within the industrial sector also aided results as Boeing Company rebounded from its recent Dreamliner-related issues. Finally, within the consumer discretionary sector, Starbucks outperformed as the company reported strong year-over-year results. Stock selection within the energy sector hindered performance as Chevron Corporation underperformed due to its struggling refining businesses. Within the financial sector, Alexandria Real Estate underperformed due to an unexpected large secondary offering, debt issuance earlier than previously expected and recent volatility in the 10-year U.S. Treasury. In addition, HCP underperformed within the financial sector as real estate investment trusts lagged due to concerns about higher interest rates.

Principal LifeTime 2010 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	10.51%	10.89%	5.27%	6/15/01	3/1/01
	Including Sales Charge	9.51%	10.89%	5.27%
Institutional Shares		10.81%	11.33%	5.77%	3/1/01	-
R-1 Shares		9.90%	10.35%	4.84%	11/1/04	3/1/01
R-2 Shares		10.09%	10.51%	4.98%	3/1/01	-
R-3 Shares		10.20%	10.69%	5.17%	3/1/01	-
R-4 Shares		10.52%	10.90%	5.37%	3/1/01	-
R-5 Shares		10.59%	11.03%	5.49%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors), LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) and Equity Income Fund (sub-advised by Edge Asset Management) lagged the Russell 1000 Value Index.

Principal LifeTime 2015 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	13.25%	11.84%	4.96%	2/29/08
R-1 Shares	12.27%	10.88%	3.97%	2/29/08
R-2 Shares	12.31%	11.02%	4.11%	2/29/08
R-3 Shares	12.58%	11.20%	4.28%	2/29/08
R-4 Shares	12.68%	11.42%	4.49%	2/29/08
R-5 Shares	12.93%	11.57%	4.61%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors), LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) and Equity Income Fund (sub-advised by Edge Asset Management) lagged the Russell 1000 Value Index.

Principal LifeTime 2020 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	15.38%	12.24%	6.10%	6/15/01	3/1/01
	Including Sales Charge	14.38%	12.24%	6.10%
Institutional Shares		15.82%	12.70%	6.61%	3/1/01	-
R-1 Shares		14.81%	11.70%	5.69%	11/1/04	3/1/01
R-2 Shares		14.87%	11.86%	5.82%	3/1/01	-
R-3 Shares		15.10%	12.05%	6.01%	3/1/01	-
R-4 Shares		15.32%	12.26%	6.20%	3/1/01	-
R-5 Shares		15.54%	12.41%	6.35%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors), LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) and Equity Income Fund (sub-advised by Edge Asset Management) lagged the Russell 1000 Value Index.

Principal LifeTime 2025 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	17.40%	12.87%	5.18%	2/29/08
R-1 Shares	16.33%	11.90%	4.26%	2/29/08
R-2 Shares	16.41%	12.03%	4.39%	2/29/08
R-3 Shares	16.65%	12.22%	4.55%	2/29/08
R-4 Shares	16.93%	12.44%	4.78%	2/29/08
R-5 Shares	17.04%	12.55%	4.90%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors), LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) and Equity Income Fund (sub-advised by Edge Asset Management) lagged the Russell 1000 Value Index.

Principal LifeTime 2030 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	18.54%	12.91%	6.39%	6/15/01	3/1/01
	Including Sales Charge	17.54%	12.91%	6.39%
Institutional Shares		18.85%	13.37%	6.94%	3/1/01	-
R-1 Shares		17.83%	12.40%	6.01%	11/1/04	3/1/01
R-2 Shares		17.93%	12.55%	6.14%	3/1/01	-
R-3 Shares		18.22%	12.75%	6.33%	3/1/01	-
R-4 Shares		18.50%	12.97%	6.53%	3/1/01	-
R-5 Shares		18.60%	13.09%	6.67%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors) and LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) lagged the Russell 1000 Value Index.

Principal LifeTime 2035 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	20.69%	13.56%	5.39%	2/29/08
R-1 Shares	19.61%	12.56%	4.49%	2/29/08
R-2 Shares	19.77%	12.70%	4.60%	2/29/08
R-3 Shares	20.03%	12.94%	4.80%	2/29/08
R-4 Shares	20.25%	13.13%	5.01%	2/29/08
R-5 Shares	20.32%	13.25%	5.13%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors) and LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) lagged the Russell 1000 Value Index.

Principal LifeTime 2040 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	21.35%	13.31%	6.48%	6/15/01	3/1/01
	Including Sales Charge	20.35%	13.31%	6.48%
Institutional Shares		21.87%	13.87%	7.09%	3/1/01	-
R-1 Shares		20.71%	12.86%	6.14%	11/1/04	3/1/01
R-2 Shares		20.94%	13.01%	6.29%	3/1/01	-
R-3 Shares		21.11%	13.20%	6.48%	3/1/01	-
R-4 Shares		21.39%	13.43%	6.68%	3/1/01	-
R-5 Shares		21.50%	13.57%	6.81%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors) and LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) lagged the Russell 1000 Value Index.

Principal LifeTime 2045 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	22.58%	13.96%	5.48%	2/29/08
R-1 Shares	21.44%	12.99%	4.50%	2/29/08
R-2 Shares	21.65%	13.15%	4.66%	2/29/08
R-3 Shares	21.79%	13.31%	4.82%	2/29/08
R-4 Shares	22.11%	13.54%	5.03%	2/29/08
R-5 Shares	22.13%	13.66%	5.16%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors) and LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) lagged the Russell 1000 Value Index.

Principal LifeTime 2050 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	22.73%	13.45%	6.44%	6/15/01	3/1/01
	Including Sales Charge	21.73%	13.45%	6.44%
Institutional Shares		23.28%	14.10%	7.24%	3/1/01	-
R-1 Shares		22.20%	13.11%	6.30%	11/1/04	3/1/01
R-2 Shares		22.39%	13.25%	6.45%	3/1/01	-
R-3 Shares		22.59%	13.46%	6.64%	3/1/01	-
R-4 Shares		22.93%	13.68%	6.85%	3/1/01	-
R-5 Shares		22.91%	13.81%	6.96%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors) and LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) lagged the Russell 1000 Value Index.

Principal LifeTime 2055 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	23.32%	14.02%	5.40%	2/29/08
R-1 Shares	22.21%	13.00%	4.46%	2/29/08
R-2 Shares	22.47%	13.18%	4.60%	2/29/08
R-3 Shares	22.65%	13.39%	4.80%	2/29/08
R-4 Shares	22.84%	13.60%	5.00%	2/29/08
R-5 Shares	23.01%	13.70%	5.11%	2/29/08

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors) and LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) lagged the Russell 1000 Value Index.

Principal LifeTime 2060 Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
		Since Inception	Inception Date
Class J Shares	Excluding Sales Charge	15.00%	3/1/13
	Including Sales Charge	14.00%
Institutional Shares		15.20%	3/1/13
R-1 Shares		14.50%	3/1/13
R-2 Shares		14.60%	3/1/13
R-3 Shares		15.00%	3/1/13
R-4 Shares		14.90%	3/1/13
R-5 Shares		15.00%	3/1/13

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

(Principal Lifetime 2060 was incepted March 1, 2013.) Dedicated exposure to the high yield asset class contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Also, both the SmallCap Value Fund II (co-sub-advised by DFA, Vaughan Nelson and LA Capital) and SmallCap Growth Fund I (co-sub-advised by AllianceBernstein, Columbus Circle Investors and Brown Advisory) benefited returns as they outperformed their specific indexes and the Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the LargeCap Value Fund (sub-advised by Principal Global Investors) and LargeCap Value Fund I (co-sub-advised by TS&W and Herndon) lagged the Russell 1000 Value Index.

Principal LifeTime Strategic Income Fund

Sub-Advisors: Principal Global Investors, LLC, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	5.30%	8.53%	4.39%	6/15/01	3/1/01
	Including Sales Charge	4.30%	8.53%	4.39%
Institutional Shares		5.64%	8.99%	4.93%	3/1/01	-
R-1 Shares		4.79%	8.05%	4.02%	11/1/04	3/1/01
R-2 Shares		4.93%	8.20%	4.18%	3/1/01	-
R-3 Shares		5.04%	8.39%	4.33%	3/1/01	-
R-4 Shares		5.33%	8.60%	4.54%	3/1/01	-
R-5 Shares		5.39%	8.71%	4.67%	3/1/01	-

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Within the fixed income asset class, strong performance by the underlying Core Plus Bond Fund I (sub-advised by PIMCO) and Bond & Mortgage Securities Fund (sub-advised by Principal Global Investors) benefited returns as both funds outperformed the broad Barclays Aggregate Bond Index. Dedicated exposure to the high yield asset class also contributed positively as the underlying High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. In addition, the underlying LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) added value relative to their specific indexes and the broad Russell 3000 Index. Exposure to the Diversified International Fund (sub-advised by Principal Global Investors) detracted from returns as it significantly lagged the MSCI EAFE Index. In addition, exposure to international emerging markets hindered performance as emerging-market stocks significantly lagged international stocks in developed markets. Also, the underlying International Emerging Markets Fund (sub-advised by Principal Global Investors) negatively impacted results due to lagging its specific index. Finally, exposure to U.S. large-cap value equities detracted from performance as the Equity Income Fund (sub-advised by Edge Asset Management) lagged the Russell 1000 Value Index.

Real Estate Securities Fund

Sub-Advisor: Principal Real Estate Investors, LLC

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	11.85%	14.43%	10.30%	3/1/01	12/6/00
	Including Sales Charge	10.85%	14.43%	10.30%
Institutional Shares		12.38%	15.05%	11.00%	3/1/01	12/6/00
R-1 Shares		11.39%	14.06%	10.05%	11/1/04	12/6/00
R-2 Shares		11.54%	14.20%	10.19%	12/6/00	-
R-3 Shares		11.75%	14.42%	10.38%	12/6/00	-
R-4 Shares		11.97%	14.63%	10.60%	12/6/00	-
R-5 Shares		12.08%	14.77%	10.73%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to First Industrial, which rose strongly over the period, contributed the most to performance. The company continued to see strong leasing activity and improving fundamentals; discounted valuation relative to peers was beginning to close as the company executed on key strategic initiatives. An overweight to Strategic Hotels & Resorts, which also climbed significantly, was another top contributor to results. Investor interest in the firm rose due to its focus on the luxury segment and potential as a takeover candidate after an activist investor publicly asked management to consider a sale. In addition, stock selection within the U.S. office sector proved beneficial, notably an underweight to Digital Realty Trust, which fell due to increased competition for data-center space and investor concerns about management's credibility. An underweight to owners of health care facilities detracted from performance; the health care sector, which is considered more defensive during times of market uncertainty, continued to outperform as investors favored health care for its higher yield and moderate outlook regarding reimbursement risks. Also, an overweight to the malls sector, particularly through large-cap firms Simon Property Group and Taubman Centers, dragged on relative performance; larger-cap stocks lagged their smaller-cap peers as investors favored more risk over the period. An overweight to Boston Properties (office property developer and manager that focuses on top markets on both coasts) detracted as well; investors showed concern regarding the company's exposure to Manhattan (while at the same time secondary markets outperformed).

SAM Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	16.07%	11.96%	6.50%	1/16/07	7/25/96
	Including Sales Charge	15.07%	11.96%	6.50%
Institutional Shares		16.42%	12.43%	6.93%	1/16/07	7/25/96
R-1 Shares		15.45%	11.47%	6.23%	1/16/07	7/25/96
R-2 Shares		15.51%	11.59%	6.35%	1/16/07	7/25/96
R-3 Shares		15.77%	11.81%	6.52%	1/16/07	7/25/96
R-4 Shares		16.03%	12.01%	6.66%	1/16/07	7/25/96
R-5 Shares		16.16%	12.14%	6.74%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

A tactical preference for equities versus fixed income aided performance as equity holdings outperformed fixed income holdings within the underlying funds. Also, selection of large-cap growth equities within the underlying funds contributed positively to results, as did selection of mid-cap value equities. A strategic allocation to international equities in emerging markets detracted from performance as those holdings underperformed U.S. equities and international equities in developed markets. Selection of large-cap value equities within the underlying funds negatively impacted results as well. An allocation to an absolute return-focused fund, which underperformed relative to equities, also contributed negatively to results.

SAM Conservative Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	10.45%	10.54%	6.02%	1/16/07	7/25/96
	Including Sales Charge	9.45%	10.54%	6.02%
Institutional Shares		10.83%	11.00%	6.36%	1/16/07	7/25/96
R-1 Shares		9.75%	10.03%	5.68%	1/16/07	7/25/96
R-2 Shares		9.93%	10.19%	5.82%	1/16/07	7/25/96
R-3 Shares		10.05%	10.39%	5.96%	1/16/07	7/25/96
R-4 Shares		10.34%	10.61%	6.10%	1/16/07	7/25/96
R-5 Shares		10.48%	10.73%	6.19%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

Selection of large-cap growth equities within the underlying funds contributed positively to results. A strategic allocation to high yield bonds within the underlying funds also benefited performance due to outperforming other fixed income securities. Additionally, a tactical preference for equities versus fixed income aided performance as equity holdings outperformed fixed income holdings within the underlying funds. A strategic allocation to international equities in emerging markets detracted from performance as those holdings underperformed U.S. equities and international equities in developed markets. Selection of large-cap value equities within the underlying funds negatively impacted results as well. Performance also was hindered by selection of international equities in developed markets within the underlying funds.

SAM Conservative Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Performance of other share classes will differ.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	20.95%	12.87%	6.71%	1/16/07	7/25/96
	Including Sales Charge	19.95%	12.87%	6.71%
Institutional Shares		21.30%	13.37%	7.07%	1/16/07	7/25/96
R-1 Shares		20.30%	12.38%	6.37%	1/16/07	7/25/96
R-2 Shares		20.45%	12.54%	6.51%	1/16/07	7/25/96
R-3 Shares		20.60%	12.72%	6.66%	1/16/07	7/25/96
R-4 Shares		20.87%	12.96%	6.80%	1/16/07	7/25/96
R-5 Shares		21.04%	13.10%	6.89%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

A tactical preference for equities versus fixed income aided performance as equity holdings outperformed fixed income holdings within the underlying funds. Also, selection of large-cap growth equities within the underlying funds contributed positively to results, as did selection of mid-cap value equities. A strategic allocation to international equities in emerging markets detracted from performance as those holdings underperformed U.S. equities and international equities in developed markets. Selection of large-cap value equities within the underlying funds negatively impacted results as well. In addition, selection of international equities in developed markets within the underlying funds hindered performance.

SAM Flexible Income Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	7.16%	9.87%	5.49%	1/16/07	7/25/96
	Including Sales Charge	6.16%	9.87%	5.49%
Institutional Shares		7.45%	10.32%	5.84%	1/16/07	7/25/96
R-1 Shares		6.56%	9.38%	5.16%	1/16/07	7/25/96
R-2 Shares		6.68%	9.51%	5.30%	1/16/07	7/25/96
R-3 Shares		6.87%	9.74%	5.45%	1/16/07	7/25/96
R-4 Shares		6.99%	9.94%	5.58%	1/16/07	7/25/96
R-5 Shares		7.20%	10.07%	5.66%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

A tactical preference for equities versus fixed income aided performance as equity holdings outperformed fixed income holdings within the underlying funds. A strategic allocation to high yield bonds within the underlying funds also benefited performance due to outperforming other fixed income securities. In addition, selection of investment-grade corporate bonds within the underlying funds contributed positively to results. A strategic allocation to international equities in emerging markets detracted from performance as those holdings underperformed U.S. equities and international equities in developed markets. Selection of large-cap value equities within the underlying funds negatively impacted results as well. Also, selection among U.S. real estate investment trust holdings within the underlying funds hindered performance as they underperformed relative to equities during the period.

SAM Strategic Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	25.04%	13.62%	6.87%	1/16/07	7/25/96
	Including Sales Charge	24.04%	13.62%	6.87%
Institutional Shares		25.43%	14.10%	7.22%	1/16/07	7/25/96
R-1 Shares		24.35%	13.12%	6.54%	1/16/07	7/25/96
R-2 Shares		24.51%	13.29%	6.68%	1/16/07	7/25/96
R-3 Shares		24.77%	13.48%	6.82%	1/16/07	7/25/96
R-4 Shares		24.94%	13.70%	6.95%	1/16/07	7/25/96
R-5 Shares		25.09%	13.82%	7.04%	1/16/07	7/25/96

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

Selection of large-cap growth equities within the underlying funds contributed positively to results, as did selection of mid-cap value equities. Also, a tactical preference for equities versus fixed income aided performance as equity holdings outperformed fixed income holdings within the underlying funds. A strategic allocation to international equities in emerging markets detracted from performance as those holdings underperformed U.S. equities and international equities in developed markets. Selection of large-cap value equities within the underlying funds negatively impacted results as well. Also, selection among U.S. real estate investment trust holdings within the underlying funds hindered performance as they underperformed relative to equities during the period.

Short-Term Income Fund

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	1.00%	4.14%	3.11%	7/12/10	11/1/93
	Including Sales Charge	0.00%	4.14%	3.11%
Institutional Shares		1.43%	4.64%	3.66%	7/25/96	-
R-1 Shares		0.57%	3.82%	2.83%	7/12/10	11/1/93
R-2 Shares		0.70%	3.94%	2.96%	7/12/10	11/1/93
R-3 Shares		0.96%	4.16%	3.16%	7/12/10	11/1/93
R-4 Shares		1.17%	4.34%	3.31%	7/12/10	11/1/93
R-5 Shares		1.28%	4.42%	3.35%	7/12/10	11/1/93

What contributed to or detracted from Fund performance during the fiscal year?

Issue selection within corporate bonds was the single largest contributor to performance, led by issue selection in the banking, financial institutions and utilities sectors. An out-of-benchmark allocation to asset-backed securities also contributed positively as the Short-Term Income Fund's holdings significantly outperformed the index. In addition, lack of exposure to the foreign government agencies sector (which accounts for approximately 25% of the index) aided performance as this sector underperformed, held back by sovereign risk concerns in Europe. An out-of-benchmark allocation to U.S. government agency bonds hindered performance as the sector underperformed the Barclays U.S. Credit 1-3 Year Index for the period. An underweight to the banking sector also detracted as this sector outperformed the benchmark. Additionally, an out-of-benchmark allocation to agency collateralized mortgage obligations hindered results as the Short-Term Income Fund's holdings underperformed the index.

SmallCap Blend Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	40.88%	16.26%	8.17%	3/1/01	12/6/00
	Including Sales Charge	39.88%	16.26%	8.17%
Institutional Shares		41.38%	16.81%	8.76%	3/1/01	12/6/00
R-1 Shares		40.21%	15.82%	7.83%	11/1/04	12/6/00
R-2 Shares		40.35%	15.96%	7.96%	12/6/00	-
R-3 Shares		40.62%	16.19%	8.16%	12/6/00	-
R-4 Shares		40.93%	16.41%	8.41%	12/6/00	-
R-5 Shares		41.04%	16.56%	8.49%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the industrial, materials and consumer discretionary sectors contributed the most to performance. Rite Aid (the nation's third-largest drug store) moved higher following growing evidence that the company's turnaround efforts were gaining traction. Red Robin Gourmet Burgers (operates casual-dining restaurants under the same name) continued to show solid operating results with favorable sales growth, expanding profit margins and accelerating store openings. Conn's (home appliance and furniture retailer operating in Texas, Louisiana and Oklahoma) produced solid operating results with its exposure to economically strong geographic markets and focus on offering credit access to underserved customers. Stock selection within information technology, energy and health care sectors detracted from performance. Shares of ARIAD Pharmaceuticals declined sharply when safety issues concerning its sole marketed drug required the company to discontinue marketing and further development of the drug. Energy XXI (oil exploration and development company operating primarily in the Gulf of Mexico) experienced complications and delays in key exploration projects. Ann (women's apparel retailer operating under the Ann Taylor and LOFT brands) reported that its product assortment at LOFT failed to match up with evolving fashion trends, which would reduce sales and profit margins for at least two quarters.

SmallCap Growth Fund I

Sub-Advisors: AllianceBernstein, LP, Brown Investment Advisory, LLC, Columbus Circle Investors, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	36.73%	21.34%	9.40%	3/1/01	12/6/00
	Including Sales Charge	35.73%	21.34%	9.40%
Institutional Shares		37.45%	22.08%	10.26%	12/6/00	-
R-1 Shares		36.19%	21.07%	9.30%	11/1/04	12/6/00
R-2 Shares		36.36%	21.23%	9.46%	12/6/00	-
R-3 Shares		36.70%	21.43%	9.66%	12/6/00	-
R-4 Shares		36.88%	21.69%	9.86%	12/6/00	-
R-5 Shares		37.05%	21.81%	9.99%	12/6/00	-
Performance of other share classes will differ.

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection was strong in the energy sector, where the two largest contributors were an overweight to Matador Resources Company and an underweight to Energy XXI Limited. A slight underweight to the energy sector benefited returns as well. Stock selection within the materials sector also aided performance, led by an underweight to Coeur Mining, Inc. In addition, SmallCap Growth Fund I benefited from holding stocks with lower price volatility (overweight exposure to stocks that experienced less price movement than those within the index). Stock selection was negative overall, especially in the consumer discretionary sector, where the largest individual detractor was an overweight to Vitamin Shoppe, Inc. Performance also suffered due to weak selection within the information technology sector, particularly an overweight to Aruba Networks, Inc. Having a higher price/sales profile relative to the index detracted from performance as well.

SmallCap Growth Fund II

Sub-Advisors: Emerald Advisers, Inc, and Principal Management Corporation

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	43.75%	18.64%	7.15%	3/1/01	12/6/00
	Including Sales Charge	42.75%	18.64%	7.15%
Institutional Shares		44.61%	19.30%	7.96%	12/6/00	-
R-1 Shares		43.30%	18.27%	7.02%	11/1/04	12/6/00
R-2 Shares		43.54%	18.43%	7.16%	12/6/00	-
R-3 Shares		43.93%	18.62%	7.35%	12/6/00	-
R-4 Shares		44.16%	18.83%	7.57%	12/6/00	-
R-5 Shares		44.32%	19.00%	7.69%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection was very strong, led by selection in the health care sector, where the largest individual contributor was an overweight to NPS Pharmaceuticals, Inc. Selection within the energy sector also aided performance, particularly an overweight to Diamondback Energy, Inc. In addition, during the period SmallCap Growth Fund II benefited from having a higher relative strength profile (an overweight exposure to stocks exhibiting upward price movement during the trailing 12-month period). Holding stocks that exhibited higher price volatility (overweight position in stocks that have experienced more price movement than those within the index) detracted from performance over the period. Results also were held back by weak stock selection in the information technology sector, where the largest individual detractor was an overweight to Millennial Media, Inc. Selection also was weak in the materials sector, especially an out-of-index position in Allied Nevada Gold Corp.

SmallCap S&P 600 Index Fund

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of October 31, 2013
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class J Shares	Excluding Sales Charge	38.11%	17.45%	9.65%	3/1/01	12/6/00
	Including Sales Charge	37.11%	17.45%	9.65%
Institutional Shares		38.62%	18.08%	10.39%	3/1/01	12/6/00
R-1 Shares		37.53%	17.12%	9.45%	11/1/04	12/6/00
R-2 Shares		37.71%	17.25%	9.57%	12/6/00	-
R-3 Shares		37.91%	17.47%	9.78%	12/6/00	-
R-4 Shares		38.20%	17.69%	9.99%	12/6/00	-
R-5 Shares		38.36%	17.84%	10.11%	12/6/00	-

What contributed to or detracted from Fund performance during the fiscal year?

SmallCap S&P 600 Index Fund performed in line with the S&P 600 Index for the period. All 10 of the economic sectors within the index posted positive returns, led by the health care and energy sectors. Top individual contributors included Medidata Solutions, Inc., KapStone Paper and Packaging Corporation and Fifth & Pacific Companies, Inc. The telecommunication services and utilities sectors recorded the weakest results for the period. Select Comfort Corporation, Titan International, Inc. and Francesca's Holdings Corporation were among the weakest individual performers.

SmallCap Value Fund II

Sub-Advisors: Dimensional Fund Advisors, LP, Los Angeles Capital Management and Equity Research, Inc, Principal Management Corporation, and Vaughan Nelson Investment Management, LP

Average Annual Total Returns* as of October 31, 2013
				Since	Inception	Extended
		1-Year	5-Year			Performance
				Inception	Date	Inception Date
Class J Shares	Excluding Sales Charge	36.19%	16.86%	7.53%	3/2/09	6/1/04
	Including Sales Charge	35.19%	16.86%	7.53%
Institutional Shares		37.05%	17.75%	8.42%	6/1/04	-
R-1 Shares		35.82%	16.72%	7.48%	11/1/04	6/1/04
R-2 Shares		36.09%	16.86%	7.61%	6/1/04	-
R-3 Shares		36.35%	17.07%	7.81%	6/1/04	-
R-4 Shares		36.58%	17.31%	8.01%	6/1/04	-
R-5 Shares		36.78%	17.43%	8.14%	6/1/04	-

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection and sector allocation were positive overall, led by strong selection and an underweight position in the financial sector. This sector's top contributor was an overweight to CNO Financials Group, Inc. Strong selection in the industrial sector also aided performance, particularly an out-of-index position in Towers Watson & Co. In addition, SmallCap Value Fund II benefited from its higher beta profile (meaning the portfolio was positioned to benefit more than the index in upward-trending markets) due to the positive market environment. The largest individual performance detractor was an overweight to Atlas Air Worldwide Holdings, Inc. Poor stock selection within the information technology sector also hindered performance, especially an underweight to SunEdison, Inc. An overweight to the materials sector contributed negatively as well.

Glossary

Barclays Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays Credit 1–3 Years Index:

The index is composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Barclays Investment Grade CMBS Index:

The index measures the performance of investment-grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. Agency Fixed Rate MBS Index:

The index covers the fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mae (FHLMC).

Barclays U.S. Corp High Yield 2% Issuer Capped Index

An unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated. The index limits the maximum exposure to any one issuer to 2%.

Barclays U.S. Tier I Capital Securities Index:

The index tracks the market for deeply subordinated fixed income Securities that qualify for treatment as regulatory capital by regulators or receive quasi-equity credit from ratings Agencies. The index is comprised of Tier 1 securities from both banks and non-bank entities (insurance companies seeking regulatory capital treatment, corporate seeking equity treatment).

Barclays U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index: An index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

BofA Merrill Lynch Fixed Rate Preferred Securities Index:

The index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market.

FTSE EPRA/NAREIT Developed Index:

The index is designed to represent general trends in eligible real estate equities worldwide.

Global Diversified Income Custom Index

The index is composed of 35% Barclays U.S. Corporate High Yield 2% Issuer Capped Index, 15% blend of 65% S&P 500 Utilities Index, 25% S&P 500 Telecom Services Index and 10% S&P 500 Energy Index, 12% MSCI All Country World Value Index, 10% blend of 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% Barclays U.S. Tier I Capital Securities Index, 10% JP Morgan EMBI Global Diversified Index, 10% Barclays Investment Grade CMBS Index, 5% Tortoise Midstream MLP Index, and 3% FTSE EPRA/NAREIT Developed Index.

JP Morgan EMBI Global Diversified Index:

The index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

Morgan Stanley Capital International (MSCI) All Country World Value Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets

Morgan Stanley Capital International (MSCI) EAFE NDTR D Index:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

Glossary

Morgan Stanley Capital International (MSCI) EAFE Value Index:

The index captures large and mid cap securities exhibiting overall value style characteristics across developed countries around the world, excluding the US and Canada.

Morgan Stanley Capital International (MSCI) Emerging Markets NDTR D Index: The index measures the stock returns of companies in 27 developing countries.

Morgan Stanley Capital International (MSCI) U.S. REIT Index:

A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Morningstar Aggressive Allocation Category:

An average of the net asset value (NAV) returns of domestic mutual funds with 70–90% invested in equities and the remainder invested in fixed income and cash.

Morningstar Conservative Allocation Category:

An average of the net asset value (NAV) returns of domestic mutual funds with 20–50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category:

Diversified emerging-markets portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest at least 70% of total assets in equities and invest at least 50% of stock assets in emerging markets.

Morningstar Foreign Large Blend Category:

Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Foreign Large Value Category:

Foreign large-value portfolios invest mainly in big international stocks that are less expensive or growing more slowly than other large-cap stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan).

Morningstar Global Real Estate Category:

These funds invest primarily in non-U.S. real estate securities, but may also include U.S. real estate securities. Such securities include debt and equity securities, convertible securities, and securities issued by Real Estate Investment Trusts (REITs). At least 40 percent of the fund’s holdings must be non-U.S. securities.

Morningstar High Yield Bond Category:

High-yield bond portfolios concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

Morningstar Inflation-Protected Bond Category:

Inflation-protected bond portfolios primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities

Glossary

Morningstar Intermediate Government Category:

Intermediate-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between 3.5 and six years (or, if duration is unavailable, average effective maturities between four and 10 years). Consequently, the group’s performance — and its level of volatility — tends to fall between that of the short government and long government bond categories.

Morningstar Intermediate-Term Bond Category:

Intermediate-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of 3.5 to six years (or, if duration is unavailable, average effective maturities of four to 10 years). These portfolios are less sensitive to interest rates, and therefore less volatile, than portfolios that have longer durations.

Morningstar Large Blend Category:

An average of the net asset value (NAV) returns of domestic mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category:

An average of the net asset value (NAV) returns of mutual funds that invest in large U.S companies that are projected to grow faster than other large-cap stocks.

Morningstar Large Value Category:

An average of the net asset value (NAV) returns of mutual funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Morningstar Mid-Cap Blend Category:

The typical mid-cap blend portfolio invests in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. Most shy away from high-priced growth stocks, but aren’t so price-conscious that they land in value territory. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Mid-Cap Growth Category:

Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Morningstar Mid-Cap Value Category:

Some mid-cap value portfolios focus on medium-size companies while others land here because they own a mix of small-, mid-, and large-cap stocks. All look for U.S. stocks that are less expensive or growing more slowly than the market. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Morningstar Moderate Allocation Category:

An average of the net asset value (NAV) returns of mutual funds with 50–70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Real Estate Category:

Real estate portfolios invest primarily in real-estate investment trusts (REITs) of various types. REITs are companies that develop and manage real-estate properties. There are several different types of REITs, including apartment, factory-outlet, health-care, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real-estate operating companies. Primary Index: Standard & Poor’s 500 Secondary Index: Wilshire REIT.

Glossary

Morningstar Retirement Income Category:

Retirement income portfolios provide a mix of stocks, bonds, and cash for those investors already in or entering retirement. These portfolios tend to be managed to more of a conservative asset-allocation strategy. These portfolios provide investors with steady income through retirement.

Morningstar Short-Term Bond Category:

Short-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of one to 3.5 years (or, if duration is unavailable, average effective maturities of one to four years). These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations.

Morningstar Small Blend Category:

Small-blend portfolios favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Small Growth Category:

Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Morningstar Small Value Category:

Small-value portfolios invest in small U.S. companies with valuations and growth rates below other small-cap peers. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Morningstar Target-Date 2000–2010 Category:

Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000–2010) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Target-Date 2011–2015 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2011–2015) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2016–2020 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2016–2020) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2021–2025 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2021–2025) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Glossary

Morningstar Target-Date 2026–2030 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2026–2030) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2031–2035 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2031–2035) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2036–2040 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2036–2040) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2041–2045 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2041–2045) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2046–2050 Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2046–2050) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2051+ Category:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2051 and beyond) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Principal LifeTime 2010 Blended Index:

The index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 57.50% Barclays Aggregate Index, 31.35% Russell 3000 Index, and 11.15% MSCI EAFE Index.

Principal LifeTime 2015 Blended Index:

The index is composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2015 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 48.75% Barclays Aggregate Index, 37.55% Russell 3000 Index, and 13.70% MSCI EAFE Index.

Principal LifeTime 2020 Blended Index:

The index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 45.95% Russell 3000 Index, 37.25% Barclays Aggregate Index, and 16.80% MSCI EAFE Index.

Glossary

Principal LifeTime 2025 Blended Index:

The index is composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2025 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 51.15% Russell 3000 Index, 30.30% Barclays Aggregate Index, and 18.55% MSCI EAFE Index.

Principal LifeTime 2030 Blended Index:

The index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 55.80% Russell 3000 Index, 23.75% Barclays Aggregate Index, and 20.45% MSCI EAFE Index.

Principal LifeTime 2035 Blended Index:

The index is composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2035 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 59.25% Russell 3000 Index, 18.35% Barclays Aggregate Index, and 22.40% MSCI EAFE Index

Principal LifeTime 2040 Blended Index:

The index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 62.45% Russell 3000 Index, 24.35% MSCI EAFE Index, and 13.20% Barclays Aggregate Index.

Principal LifeTime 2045 Blended Index:

The index is composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2045 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 64.15% Russell 3000 Index, 25.95% MSCI EAFE Index, and 9.90% Barclays Aggregate Index.

Principal LifeTime 2050 Blended Index:

The index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 65.85% Russell 3000 Index, 27.10% MSCI EAFE Index, and 7.05% Barclays Aggregate Index.

Principal LifeTime 2055 Blended Index:

The index is composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2055 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 66.10% Russell 3000 Index, 27.40% MSCI EAFE Index, and 6.50% Barclays Aggregate Index.

Principal LifeTime 2060 Blended Index:

The index is composed of underlying indices that represent the target allocation weightings of the Principal LifeTime 2060 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 66.10% Russell 3000 Index, 27.40% MSCI EAFE Index, and 6.50% Barclays Aggregate Index.

Principal LifeTime Strategic Income Blended Index:

The index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2013 are 75.00% Barclays Aggregate Index, 19.45% Russell 3000 Index, and 5.55% MSCI EAFE Index.

Glossary

Russell 1000® Growth Index:

The index measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index:

The index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index.

Russell 1000® Value Index:

The index measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index:

The index measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index:

The index measures the performance of the 2,000 smallest stocks in the Russell 3000® Index.

Russell 2000® Value Index:

The index measures the performance of those Russell 2000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index:

The index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Growth Index:

The index measures the performance of those Russell Midcap® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index:

The index measures the performance of the 800 smallest stocks in the Russell 1000® Index.

Russell Midcap® Value Index:

The index measures the performance of those Russell Midcap® Index securities with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Energy Index:

The index comprises those companies included in the S&P 500 that are classified as members of the energy sector.

S&P 500 Index:

A broad-based index intended to represent the U.S. equity market.

S&P 500 Telecom Index:

The index comprises those companies included in the S&P 500 that are classified as members of the telecommunication services sector.

S&P 500 Utilities Index:

The index comprises those companies included in the S&P 500 that are classified as members of the utilities sector.

S&P MidCap 400 Index:

A weighted index of the common stocks of 400 mid-sized companies.

Glossary

S&P SmallCap 600 Index:

A small cap index that consists of 600 domestic stocks chosen by market size, liquidity, and industry group representation.

SAM Balanced Blended Index:

The index is composed of 45% Russell 3000 Index, 40% Barclays Aggregate Bond Index, and 15% MSCI EAFE Index.

SAM Conservative Balanced Blended Index:

The index is composed of 60% Barclays Aggregate Bond Index, 30% Russell 3000 Index, and 10% MSCI EAFE Index.

SAM Conservative Growth Blended Index:

The index is composed of 60% Russell 3000 Index, 20% Barclays Aggregate Bond Index, and 20% MSCI EAFE Index.

SAM Flexible Income Blended Index:

The index is composed of 75% Barclays Aggregate Bond Index, 20% Russell 3000 Index, and 5% MSCI EAFE Index.

SAM Strategic Growth Blended Index:

The index is composed of 70% Russell 3000 Index, 25% MSCI EAFE Index, and 5% Barclays Aggregate Bond Index.

Tortoise Midstream MLP Index

A float-adjusted, capitalization weighted index of energy master limited partnerships comprised of the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines, and Refined Products Pipelines.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

Bond & Mortgage			Core Plus	Diversified
Amounts in thousands, except per share amounts	Securities Fund		Bond Fund I	International Fund
Investment in securities--at cost	$2,580,050		$3,797,036	$3,997,691
Foreign currency--at cost	$591		$1,486	$1,647
Assets
Investment in securities--at value	$2,592,688		$3,854,907	$4,896,439
Foreign currency--at value	597		1,468	1,645
Cash	5,255		–	–
Receivables:
Dividends and interest	15,400		15,903	14,267
Expense reimbursement from Manager	32		–	8
Expense reimbursement from Distributor	29		–	34
Foreign currency contracts	6		3,254	–
Fund shares sold	5,295		249	1,657
Investment securities sold	49,256		264,295	25,466
Swap premiums paid	745		215	–
Unrealized gain on OTC swap agreements	1,196		2,491	–
Variation margin on financial derivative instruments	–		1,027	–
Other assets	8		2	5
Total Assets	2,670,507		4,143,811	4,939,521
Liabilities
Accrued management and investment advisory fees	1,022		1,535	3,420
Accrued administrative service fees	7		3	9
Accrued distribution fees	112		6	168
Accrued service fees	27		13	44
Accrued transfer agent fees	209		27	417
Accrued directors' expenses	1		2	2
Accrued other expenses	66		25	357
Cash overdraft	–		3,143	462
Payables:
Deferred foreign tax	–		–	405
Dividends payable	4,909		–	–
Foreign currency contracts	77		8,934	–
Fund shares redeemed	1,692		3,866	9,671
Investment securities purchased	318,570		826,374	19,769
Options and swaptions contracts written (premiums received $0, $2,978 and $0)	–		1,295	–
Swap premiums received	–		1,229	–
Unrealized loss on OTC swap agreements	407		578	–
Variation margin on financial derivative instruments	21		228	–
Total Liabilities	327,120		847,258	34,724
Net Assets Applicable to Outstanding Shares	$2,343,387		$3,296,553	$4,904,797
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,480,875		$3,155,014	$4,613,020
Accumulated undistributed (overdistributed) net investment income (loss)	5,447		68,444	61,573
Accumulated undistributed (overdistributed) net realized gain (loss)	(154,289)		(20,356)	(668,254)
Net unrealized appreciation (depreciation) of investments	11,417		99,147	898,343
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(63)		(5,696)	115
Total Net Assets	$2,343,387		$3,296,553	$4,904,797
Capital Stock (par value: $.01 a share):
Shares authorized	1,060,000		800,000	1,525,000
Net Asset Value Per Share:
Class A: Net Assets	$106,666		N/A	$263,419
Shares Issued and Outstanding	9,878			22,338
Net Asset Value per share	$10.80			$11.79
Maximum Offering Price	$11.22			$12.48
Class B: Net Assets	$1,624		N/A	$5,176
Shares Issued and Outstanding	150			439
Net Asset Value per share	$10.83	(a)		$11.78	(a)
Class C: Net Assets	$6,967		N/A	$12,440
Shares Issued and Outstanding	645			1,057
Net Asset Value per share	$10.80	(a)		$11.77	(a)
Class J: Net Assets	$173,945		N/A	$204,288
Shares Issued and Outstanding	16,012			17,505
Net Asset Value per share	$10.86	(a)		$11.67	(a)
Class P: Net Assets	N/A		N/A	$1,656
Shares Issued and Outstanding				141
Net Asset Value per share				$11.74
Institutional: Net Assets	$1,925,899		$3,236,866	$4,208,838
Shares Issued and Outstanding	178,437		288,846	357,502
Net Asset Value per share	$10.79		$11.21	$11.77
R-1: Net Assets	$5,969		$3,303	$7,021
Shares Issued and Outstanding	553		299	600
Net Asset Value per share	$10.79		$11.05	$11.70
R-2: Net Assets	$14,978		$4,551	$12,328
Shares Issued and Outstanding	1,400		410	1,056
Net Asset Value per share	$10.70		$11.10	$11.67
R-3: Net Assets	$32,743		$13,012	$56,229
Shares Issued and Outstanding	3,050		1,168	4,796
Net Asset Value per share	$10.74		$11.14	$11.72
R-4: Net Assets	$30,315		$7,955	$51,609
Shares Issued and Outstanding	2,775		711	4,337
Net Asset Value per share	$10.92		$11.18	$11.90
R-5: Net Assets	$44,281		$30,866	$81,793
Shares Issued and Outstanding	4,121		2,764	6,884
Net Asset Value per share	$10.75		$11.17	$11.88

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Equity		Global Diversified	Global Real Estate
Amounts in thousands, except per share amounts	Income Fund		Income Fund	Securities Fund
Investment in securities--at cost	$3,766,733		$7,691,356	$1,434,792
Foreign currency--at cost	$–		$188	$–
Assets
Investment in securities--at value	$5,300,653		$8,004,097	$1,599,742
Foreign currency--at value	–		188	–
Cash	10		154,328	16,690
Deposits with counterparty	–		112	–
Receivables:
Dividends and interest	6,614		86,054	2,181
Expense reimbursement from Manager	–		–	10
Foreign currency contracts	–		361	–
Fund shares sold	2,378		45,674	4,328
Investment securities sold	9,809		85,969	3,712
Other assets	1		–	–
Total Assets	5,319,465		8,376,783	1,626,663
Liabilities
Accrued management and investment advisory fees	2,253		4,971	1,189
Accrued administrative service fees	9		–	–
Accrued distribution fees	391		2,553	33
Accrued service fees	58		–	–
Accrued transfer agent fees	490		1,435	61
Accrued directors' expenses	4		9	–
Accrued other expenses	107		653	82
Payables:
Dividends payable	–		23,415	–
Foreign currency contracts	–		899	–
Fund shares redeemed	29,570		22,645	2,601
Investment securities purchased	5,999		104,276	6,398
Options and swaptions contracts written (premiums received $0, $19,446 and $0)	–		23,297	–
Total Liabilities	38,881		184,153	10,364
Net Assets Applicable to Outstanding Shares	$5,280,584		$8,192,630	$1,616,299
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$4,246,381		$7,845,353	$1,419,185
Accumulated undistributed (overdistributed) net investment income (loss)	26,571		53,706	(15,392)
Accumulated undistributed (overdistributed) net realized gain (loss)	(526,289)		(14,810)	47,555
Net unrealized appreciation (depreciation) of investments	1,533,920		308,890	164,950
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	1		(509)	1
Total Net Assets	$5,280,584		$8,192,630	$1,616,299
Capital Stock (par value: $.01 a share):
Shares authorized	1,700,000		1,850,000	700,000
Net Asset Value Per Share:
Class A: Net Assets	$916,224		$2,658,057	$70,426
Shares Issued and Outstanding	39,589		186,746	8,482
Net Asset Value per share	$23.14		$14.23	$8.30
Maximum Offering Price	$24.49		$14.78	$8.78
Class B: Net Assets	$52,110		N/A	N/A
Shares Issued and Outstanding	2,270
Net Asset Value per share	$22.96	(a)
Class C: Net Assets	$160,568		$2,372,549	$24,808
Shares Issued and Outstanding	7,089		167,473	3,057
Net Asset Value per share	$22.65	(a)	$14.17 (a)	$8.12	(a)
Class P: Net Assets	$82,839		$2,285,742	$51,000
Shares Issued and Outstanding	3,578		161,270	5,806
Net Asset Value per share	$23.15		$14.17	$8.78
Institutional: Net Assets	$3,791,024		$876,282	$1,470,065
Shares Issued and Outstanding	163,616		61,774	167,210
Net Asset Value per share	$23.17		$14.19	$8.79
R-1: Net Assets	$3,661		N/A	N/A
Shares Issued and Outstanding	159
Net Asset Value per share	$23.06
R-2: Net Assets	$8,608		N/A	N/A
Shares Issued and Outstanding	372
Net Asset Value per share	$23.13
R-3: Net Assets	$72,261		N/A	N/A
Shares Issued and Outstanding	3,132
Net Asset Value per share	$23.07
R-4: Net Assets	$50,967		N/A	N/A
Shares Issued and Outstanding	2,204
Net Asset Value per share	$23.12
R-5: Net Assets	$142,322		N/A	N/A
Shares Issued and Outstanding	6,148
Net Asset Value per share	$23.15

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Government &
	High Quality
Amounts in thousands, except per share amounts	Bond Fund		High Yield Fund		High Yield Fund I
Investment in securities--at cost	$1,779,531		$4,049,493		$1,488,949
Foreign currency--at cost	$–		$3,820		$–
Assets
Investment in securities--at value	$1,782,202		$4,132,582		$1,529,455
Foreign currency--at value	–		4,230		–
Cash	41		7,864		2,936
Receivables:
Dividends and interest	7,332		68,992		24,010
Expense reimbursement from Manager	13		–		–
Expense reimbursement from Distributor	58		–		–
Foreign currency contracts	–		–		2
Fund shares sold	7,275		38,037		7,370
Investment securities sold	14,604		18,993		12,450
Unrealized gain on unfunded loan commitments	–		–		5
Other assets	19		–		–
Total Assets	1,811,544		4,270,698		1,576,228
Liabilities
Accrued management and investment advisory fees	758		1,747		791
Accrued administrative service fees	3		–		–
Accrued distribution fees	223		908		3
Accrued service fees	12		–		–
Accrued transfer agent fees	295		1,615		11
Accrued directors' expenses	1		1		1
Accrued other expenses	64		147		61
Payables:
Borrowing	–		4,300		2,000
Dividends payable	4,185		18,631		6,977
Fund shares redeemed	3,311		10,249		2,870
Investment securities purchased	16,412		109,470		35,308
Total Liabilities	25,264		147,068		48,022
Net Assets Applicable to Outstanding Shares	$1,786,280		$4,123,630		$1,528,206
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,853,062		$3,961,504		$1,460,637
Accumulated undistributed (overdistributed) net investment income (loss)	(2,287)		(3,687)		151
Accumulated undistributed (overdistributed) net realized gain (loss)	(67,166)		82,252		26,910
Net unrealized appreciation (depreciation) of investments	2,671		83,089		40,506
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		472		2
Total Net Assets	$1,786,280		$4,123,630		$1,528,206
Capital Stock (par value: $.01 a share):
Shares authorized	1,175,000		1,600,000		400,000
Net Asset Value Per Share:
Class A: Net Assets	$387,828		$1,964,696		$33,001
Shares Issued and Outstanding	35,320		247,417		3,068
Net Asset Value per share	$10.98		$7.94		$10.76
Maximum Offering Price	$11.23		$8.25		$11.18
Class B: Net Assets	$5,825		$33,021		N/A
Shares Issued and Outstanding	531		4,135
Net Asset Value per share	$10.97	(a)	$7.99	(a)
Class C: Net Assets	$82,486		$552,250		N/A
Shares Issued and Outstanding	7,520		68,968
Net Asset Value per share	$10.97	(a)	$8.01	(a)
Class J: Net Assets	$144,809		N/A		N/A
Shares Issued and Outstanding	13,172
Net Asset Value per share	$10.99	(a)
Class P: Net Assets	$10,855		$653,980		N/A
Shares Issued and Outstanding	987		82,314
Net Asset Value per share	$11.00		$7.94
Institutional: Net Assets	$1,098,217		$919,683		$1,495,205
Shares Issued and Outstanding	99,985		116,413		139,020
Net Asset Value per share	$10.98		$7.90		$10.76
R-1: Net Assets	$3,151		N/A		N/A
Shares Issued and Outstanding	287
Net Asset Value per share	$10.99
R-2: Net Assets	$5,207		N/A		N/A
Shares Issued and Outstanding	474
Net Asset Value per share	$10.99
R-3: Net Assets	$17,952		N/A		N/A
Shares Issued and Outstanding	1,634
Net Asset Value per share	$10.99
R-4: Net Assets	$10,708		N/A		N/A
Shares Issued and Outstanding	974
Net Asset Value per share	$10.99
R-5: Net Assets	$19,242		N/A		N/A
Shares Issued and Outstanding	1,750
Net Asset Value per share	$11.00

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

					International
			Inflation		Emerging
Amounts in thousands, except per share amounts	Income Fund		Protection Fund		Markets Fund
Investment in securities--at cost	$2,329,374		$821,830		$1,734,354
Foreign currency--at cost	$–		$–		$1,431
Assets
Investment in securities--at value	$2,419,494		$801,366		$1,886,512
Foreign currency--at value	–		–		1,431
Cash	384		24,715		–
Deposits with counterparty	–		875		–
Receivables:
Dividends and interest	24,824		1,868		1,695
Expense reimbursement from Manager	3		11		4
Expense reimbursement from Distributor	15		2		25
Foreign currency contracts	–		402		–
Fund shares sold	11,027		221		305
Investment securities sold	–		–		4,238
Variation margin on financial derivative instruments	–		164		–
Other assets	–		13		–
Total Assets	2,455,747		829,637		1,894,210
Liabilities
Accrued management and investment advisory fees	1,009		273		1,863
Accrued administrative service fees	3		1		4
Accrued distribution fees	175		14		99
Accrued service fees	12		3		18
Accrued transfer agent fees	220		36		273
Accrued directors' expenses	2		–		–
Accrued other expenses	60		21		270
Cash overdraft	–		–		647
Payables:
Dividends payable	8,080		–		–
Fund shares redeemed	1,545		1,737		3,071
Investment securities purchased	–		8,415		558
Options and swaptions contracts written (premiums received $0, $212 and $0)	–		108		–
Unrealized loss on OTC swap agreements	–		223		–
Variation margin on financial derivative instruments	–		108		–
Total Liabilities	11,106		10,939		6,803
Net Assets Applicable to Outstanding Shares	$2,444,641		$818,698		$1,887,407
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,409,490		$834,902		$1,824,352
Accumulated undistributed (overdistributed) net investment income (loss)	(8,775)		(404)		13,001
Accumulated undistributed (overdistributed) net realized gain (loss)	(46,194)		4,857		(102,028)
Net unrealized appreciation (depreciation) of investments	90,120		(21,050)		152,158
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		393		(76)
Total Net Assets	$2,444,641		$818,698		$1,887,407
Capital Stock (par value: $.01 a share):
Shares authorized	1,100,000		900,000		900,000
Net Asset Value Per Share:
Class A: Net Assets	$293,396		$18,098		$100,585
Shares Issued and Outstanding	30,407		2,082		4,005
Net Asset Value per share	$9.65		$8.69		$25.11
Maximum Offering Price	$9.87		$9.03		$26.57
Class B: Net Assets	$9,376		N/A		$4,561
Shares Issued and Outstanding	968				192
Net Asset Value per share	$9.69	(a)			$23.77	(a)
Class C: Net Assets	$73,328		$5,259		$10,913
Shares Issued and Outstanding	7,560		619		450
Net Asset Value per share	$9.70	(a)	$8.50	(a)	$24.24	(a)
Class J: Net Assets	$88,170		$9,894		$146,376
Shares Issued and Outstanding	9,119		1,157		6,036
Net Asset Value per share	$9.67	(a)	$8.55	(a)	$24.25	(a)
Class P: Net Assets	$12,960		N/A		$2,508
Shares Issued and Outstanding	1,340				100
Net Asset Value per share	$9.67				$24.97
Institutional: Net Assets	$1,907,327		$773,261		$1,537,280
Shares Issued and Outstanding	197,178		89,001		61,469
Net Asset Value per share	$9.67		$8.69		$25.01
R-1: Net Assets	$5,593		$910		$4,467
Shares Issued and Outstanding	578		108		180
Net Asset Value per share	$9.68		$8.46		$24.79
R-2: Net Assets	$1,208		$752		$6,610
Shares Issued and Outstanding	125		89		268
Net Asset Value per share	$9.68		$8.49		$24.63
R-3: Net Assets	$21,640		$6,353		$19,344
Shares Issued and Outstanding	2,234		744		782
Net Asset Value per share	$9.69		$8.54		$24.74
R-4: Net Assets	$15,785		$1,655		$20,951
Shares Issued and Outstanding	1,630		193		840
Net Asset Value per share	$9.68		$8.58		$24.93
R-5: Net Assets	$15,858		$2,516		$33,812
Shares Issued and Outstanding	1,640		292		1,352
Net Asset Value per share	$9.67		$8.62		$25.02

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	International	LargeCap		LargeCap
Amounts in thousands, except per share amounts	Fund I	Blend Fund II		Growth Fund
Investment in securities--at cost	$520,214	$555,361		$2,293,252
Foreign currency--at cost	$826	$–		$–
Assets
Investment in securities--at value	$630,094	$697,646		$3,052,299
Foreign currency--at value	817	–		–
Cash	7,907	40		21
Deposits with counterparty	1,251	900		–
Receivables:
Dividends and interest	3,257	547		775
Expense reimbursement from Manager	25	11		2
Expense reimbursement from Distributor	–	18		9
Fund shares sold	136	332		1,693
Investment securities sold	948	2,964		57,918
Other assets	–	–		12
Prepaid directors' expenses	1	–		–
Total Assets	644,436	702,458		3,112,729
Liabilities
Accrued management and investment advisory fees	523	433		1,597
Accrued administrative service fees	2	3		5
Accrued distribution fees	5	48		123
Accrued service fees	7	14		27
Accrued transfer agent fees	28	67		523
Accrued directors' expenses	–	2		–
Accrued other expenses	90	16		81
Payables:
Fund shares redeemed	79	1,835		6,586
Investment securities purchased	1,005	3,733		27,786
Variation margin on financial derivative instruments	93	96		–
Total Liabilities	1,832	6,247		36,728
Net Assets Applicable to Outstanding Shares	$642,604	$696,211		$3,076,001
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$932,302	$385,266		$1,989,939
Accumulated undistributed (overdistributed) net investment income (loss)	8,720	6,816		5,873
Accumulated undistributed (overdistributed) net realized gain (loss)	(408,810)	161,218		321,142
Net unrealized appreciation (depreciation) of investments	110,370	142,911		759,047
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	22	–		–
Total Net Assets	$642,604	$696,211		$3,076,001
Capital Stock (par value: $.01 a share):
Shares authorized	500,000	535,000		1,335,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	N/A		$351,128
Shares Issued and Outstanding				31,221
Net Asset Value per share				$11.25
Maximum Offering Price				$11.90
Class B: Net Assets	N/A	N/A		$6,935
Shares Issued and Outstanding				667
Net Asset Value per share				$10.40	(a)
Class C: Net Assets	N/A	N/A		$14,370
Shares Issued and Outstanding				1,347
Net Asset Value per share				$10.67	(a)
Class J: Net Assets	N/A	$108,019		$56,800
Shares Issued and Outstanding		8,408		5,276
Net Asset Value per share		$12.85	(a)	$10.77	(a)
Class P: Net Assets	N/A	N/A		$10,754
Shares Issued and Outstanding				934
Net Asset Value per share				$11.51
Institutional: Net Assets	$610,764	$520,980		$2,513,518
Shares Issued and Outstanding	46,805	39,406		217,330
Net Asset Value per share	$13.05	$13.22		$11.57
R-1: Net Assets	$4,758	$3,323		$6,534
Shares Issued and Outstanding	368	253		595
Net Asset Value per share	$12.94	$13.13		$10.98
R-2: Net Assets	$4,108	$5,134		$7,383
Shares Issued and Outstanding	317	392		666
Net Asset Value per share	$12.96	$13.10		$11.09
R-3: Net Assets	$6,505	$21,726		$22,527
Shares Issued and Outstanding	501	1,658		1,906
Net Asset Value per share	$12.97	$13.10		$11.82
R-4: Net Assets	$8,174	$10,944		$18,484
Shares Issued and Outstanding	629	830		1,574
Net Asset Value per share	$13.00	$13.19		$11.74
R-5: Net Assets	$8,295	$26,085		$67,568
Shares Issued and Outstanding	637	1,981		5,813
Net Asset Value per share	$13.02	$13.17		$11.62

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	LargeCap		LargeCap		LargeCap S&P 500
Amounts in thousands, except per share amounts	Growth Fund I		Growth Fund II		Index Fund
Investment in securities--at cost	$4,956,634		$998,408		$2,504,265
Assets
Investment in securities--at value	$6,844,729		$1,260,236		$3,711,811
Cash	40		40		10
Deposits with counterparty	9,004		2,600		–
Receivables:
Dividends and interest	2,569		694		3,648
Expense reimbursement from Manager	86		15		5
Expense reimbursement from Distributor	16		5		72
Fund shares sold	1,858		17		1,133
Investment securities sold	15,482		11,020		–
Other assets	1		–		3
Total Assets	6,873,785		1,274,627		3,716,682
Liabilities
Accrued management and investment advisory fees	3,441		921		461
Accrued administrative service fees	18		2		32
Accrued distribution fees	82		16		280
Accrued service fees	108		9		170
Accrued transfer agent fees	294		13		337
Accrued directors' expenses	5		1		2
Accrued other expenses	69		12		102
Payables:
Fund shares redeemed	2,997		1,098		3,313
Investment securities purchased	5,071		9,886		124
Variation margin on financial derivative instruments	953		289		644
Total Liabilities	13,038		12,247		5,465
Net Assets Applicable to Outstanding Shares	$6,860,747		$1,262,380		$3,711,217
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$4,572,997		$956,644		$2,660,193
Accumulated undistributed (overdistributed) net investment income (loss)	5,940		6,409		44,444
Accumulated undistributed (overdistributed) net realized gain (loss)	387,072		36,441		(204,292)
Net unrealized appreciation (depreciation) of investments	1,894,738		262,886		1,210,872
Total Net Assets	$6,860,747		$1,262,380		$3,711,217
Capital Stock (par value: $.01 a share):
Shares authorized	945,000		540,000		950,000
Net Asset Value Per Share:
Class A: Net Assets	$1,727		N/A		$210,726
Shares Issued and Outstanding	136				16,908
Net Asset Value per share	$12.70				$12.46
Maximum Offering Price	$13.44				$12.65
Class C: Net Assets	N/A		N/A		$17,352
Shares Issued and Outstanding					1,412
Net Asset Value per share					$12.29	(a)
Class J: Net Assets	$95,021		$32,564		$435,774
Shares Issued and Outstanding	8,373		3,474		35,286
Net Asset Value per share	$11.35	(a)	$9.37	(a)	$12.35	(a)
Institutional: Net Assets	$6,240,772		$1,191,048		$2,231,434
Shares Issued and Outstanding	489,225		113,926		178,945
Net Asset Value per share	$12.76		$10.45		$12.47
R-1: Net Assets	$8,519		$1,293		$18,762
Shares Issued and Outstanding	717		130		1,514
Net Asset Value per share	$11.87		$9.95		$12.39
R-2: Net Assets	$16,060		$3,250		$43,560
Shares Issued and Outstanding	1,380		338		3,493
Net Asset Value per share	$11.64		$9.63		$12.47
R-3: Net Assets	$152,377		$11,438		$219,693
Shares Issued and Outstanding	12,514		1,162		17,640
Net Asset Value per share	$12.18		$9.84		$12.45
R-4: Net Assets	$95,501		$5,436		$179,047
Shares Issued and Outstanding	7,806		538		14,320
Net Asset Value per share	$12.23		$10.10		$12.50
R-5: Net Assets	$250,770		$17,351		$354,869
Shares Issued and Outstanding	20,084		1,702		28,164
Net Asset Value per share	$12.49		$10.19		$12.60

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	LargeCap		LargeCap	LargeCap
Amounts in thousands, except per share amounts	Value Fund		Value Fund I	Value Fund III
Investment in securities--at cost	$2,911,329		$682,345	$1,593,214
Assets
Investment in securities--at value	$3,298,228		$802,961	$1,776,627
Cash	10		43	36
Deposits with counterparty	–		2,103	4,200
Receivables:
Dividends and interest	3,312		670	1,472
Expense reimbursement from Manager	8		14	15
Expense reimbursement from Distributor	11		–	13
Fund shares sold	310		16	203
Investment securities sold	25,608		118,838	21,522
Other assets	28		–	–
Total Assets	3,327,515		924,645	1,804,088
Liabilities
Accrued management and investment advisory fees	1,126		779	968
Accrued administrative service fees	1		1	2
Accrued distribution fees	78		3	32
Accrued service fees	4		3	7
Accrued transfer agent fees	224		–	36
Accrued directors' expenses	–		2	1
Accrued other expenses	145		11	47
Payables:
Fund shares redeemed	2,011		1,725	209
Investment securities purchased	24,200		9,816	39,210
Variation margin on financial derivative instruments	279		235	481
Total Liabilities	28,068		12,575	40,993
Net Assets Applicable to Outstanding Shares	$3,299,447		$912,070	$1,763,095
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,599,374		$370,820	$1,876,758
Accumulated undistributed (overdistributed) net investment income (loss)	31,324		24,431	8,998
Accumulated undistributed (overdistributed) net realized gain (loss)	280,414		396,141	(308,897)
Net unrealized appreciation (depreciation) of investments	388,335		120,678	186,236
Total Net Assets	$3,299,447		$912,070	$1,763,095
Capital Stock (par value: $.01 a share):
Shares authorized	900,000		600,000	520,000
Net Asset Value Per Share:
Class A: Net Assets	$202,301		N/A	N/A
Shares Issued and Outstanding	14,897
Net Asset Value per share	$13.58
Maximum Offering Price	$14.37
Class B: Net Assets	$1,917		N/A	N/A
Shares Issued and Outstanding	142
Net Asset Value per share	$13.50	(a)
Class C: Net Assets	$7,115		N/A	N/A
Shares Issued and Outstanding	533
Net Asset Value per share	$13.35	(a)
Class J: Net Assets	$68,659		N/A	$73,120
Shares Issued and Outstanding	5,128			5,391
Net Asset Value per share	$13.39	(a)		$13.56	(a)
Institutional: Net Assets	$2,998,720		$898,307	$1,657,474
Shares Issued and Outstanding	220,814		62,318	120,642
Net Asset Value per share	$13.58		$14.42	$13.74
R-1: Net Assets	$1,517		$2,966	$2,175
Shares Issued and Outstanding	113		207	159
Net Asset Value per share	$13.47		$14.34	$13.71
R-2: Net Assets	$3,487		$2,696	$5,605
Shares Issued and Outstanding	258		188	410
Net Asset Value per share	$13.52		$14.34	$13.66
R-3: Net Assets	$3,725		$3,034	$10,306
Shares Issued and Outstanding	276		211	727
Net Asset Value per share	$13.50		$14.35	$14.18
R-4: Net Assets	$2,721		$3,156	$5,773
Shares Issued and Outstanding	202		220	422
Net Asset Value per share	$13.47		$14.34	$13.71
R-5: Net Assets	$9,285		$1,911	$8,642
Shares Issued and Outstanding	684		132	627
Net Asset Value per share	$13.57		$14.43	$13.77

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

			MidCap		MidCap
Amounts in thousands, except per share amounts	MidCap Fund(a)		Growth Fund		Growth Fund III
Investment in securities--at cost	$5,470,256		$105,570		$1,239,141
Foreign currency--at cost	$75		$–		$–
Assets
Investment in securities--at value	$7,310,406		$120,945		$1,531,405
Foreign currency--at value	75		–		–
Cash	592		10		40
Deposits with counterparty	–		–		3,000
Receivables:
Dividends and interest	3,460		44		290
Expense reimbursement from Manager	4		2		29
Expense reimbursement from Distributor	48		5		6
Fund shares sold	24,225		1,166		149
Investment securities sold	3,180		3,271		23,761
Other assets	6		–		–
Total Assets	7,341,996		125,443		1,558,680
Liabilities
Accrued management and investment advisory fees	3,579		71		1,244
Accrued administrative service fees	26		1		4
Accrued distribution fees	887		14		24
Accrued service fees	120		6		18
Accrued transfer agent fees	846		31		18
Accrued directors' expenses	5		2		2
Accrued other expenses	435		10		16
Payables:
Fund shares redeemed	8,341		1,240		1,292
Investment securities purchased	16,584		1,272		31,897
Variation margin on financial derivative instruments	–		–		225
Total Liabilities	30,823		2,647		34,740
Net Assets Applicable to Outstanding Shares	$7,311,173		$122,796		$1,523,940
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$5,322,435		$81,724		$970,786
Accumulated undistributed (overdistributed) net investment income (loss)	(6,500)		–		4
Accumulated undistributed (overdistributed) net realized gain (loss)	155,087		25,697		259,856
Net unrealized appreciation (depreciation) of investments	1,840,150		15,375		293,294
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	1		–		–
Total Net Assets	$7,311,173		$122,796		$1,523,940
Capital Stock (par value: $.01 a share):
Shares authorized	1,675,000		325,000		625,000
Net Asset Value Per Share:
Class A: Net Assets	$1,990,943		N/A		N/A
Shares Issued and Outstanding	100,220
Net Asset Value per share	$19.87
Maximum Offering Price	$21.03
Class B: Net Assets	$15,976		N/A		N/A
Shares Issued and Outstanding	836
Net Asset Value per share	$19.11	(b)
Class C: Net Assets	$346,941		N/A		N/A
Shares Issued and Outstanding	18,359
Net Asset Value per share	$18.90	(b)
Class J: Net Assets	$287,254		$31,805		$37,316
Shares Issued and Outstanding	14,955		3,976		2,941
Net Asset Value per share	$19.21	(b)	$8.00	(b)	$12.69	(b)
Class P: Net Assets	$1,264,841		N/A		N/A
Shares Issued and Outstanding	62,924
Net Asset Value per share	$20.10
Institutional: Net Assets	$2,828,522		$65,325		$1,406,949
Shares Issued and Outstanding	140,351		7,191		100,726
Net Asset Value per share	$20.15		$9.08		$13.97
R-1: Net Assets	$20,791		$1,518		$3,446
Shares Issued and Outstanding	1,089		184		267
Net Asset Value per share	$19.09		$8.27		$12.91
R-2: Net Assets	$40,741		$2,699		$6,205
Shares Issued and Outstanding	2,119		314		471
Net Asset Value per share	$19.23		$8.60		$13.16
R-3: Net Assets	$155,477		$3,830		$22,048
Shares Issued and Outstanding	7,916		432		1,608
Net Asset Value per share	$19.64		$8.87		$13.71
R-4: Net Assets	$163,047		$2,239		$27,086
Shares Issued and Outstanding	8,103		245		1,956
Net Asset Value per share	$20.12		$9.12		$13.85
R-5: Net Assets	$196,640		$15,380		$20,890
Shares Issued and Outstanding	9,843		1,653		1,478
Net Asset Value per share	$19.98		$9.30		$14.13

(a)	Effective March 1, 2013, MidCap Blend Fund changed its name to MidCap Fund.
(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	MidCap S&P 400		MidCap		MidCap
Amounts in thousands, except per share amounts	Index Fund		Value Fund I		Value Fund III
Investment in securities--at cost	$669,787		$1,317,711		$657,594
Assets
Investment in securities--at value	$900,788		$1,526,381		$763,153
Cash	–		41		40
Deposits with counterparty	913		2,800		1,200
Receivables:
Dividends and interest	353		574		461
Expense reimbursement from Manager	–		25		9
Expense reimbursement from Distributor	12		11		17
Fund shares sold	11,641		420		156
Investment securities sold	65		11,564		6,466
Prepaid directors' expenses	–		1		–
Total Assets	913,772		1,541,817		771,502
Liabilities
Accrued management and investment advisory fees	112		1,247		409
Accrued administrative service fees	17		8		1
Accrued distribution fees	69		42		40
Accrued service fees	89		35		4
Accrued transfer agent fees	62		69		43
Accrued other expenses	6		16		93
Cash overdraft	59		–		–
Payables:
Fund shares redeemed	207		1,428		504
Investment securities purchased	78		28,470		5,023
Variation margin on financial derivative instruments	72		188		123
Total Liabilities	771		31,503		6,240
Net Assets Applicable to Outstanding Shares	$913,001		$1,510,314		$765,262
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$651,291		$970,742		$632,360
Accumulated undistributed (overdistributed) net investment income (loss)	5,527		6,043		5,974
Accumulated undistributed (overdistributed) net realized gain (loss)	24,753		323,280		20,446
Net unrealized appreciation (depreciation) of investments	231,430		210,249		106,482
Total Net Assets	$913,001		$1,510,314		$765,262
Capital Stock (par value: $.01 a share):
Shares authorized	425,000		525,000		325,000
Net Asset Value Per Share:
Class J: Net Assets	$73,163		$65,896		$103,978
Shares Issued and Outstanding	3,987		3,596		5,797
Net Asset Value per share	$18.35	(a)	$18.32	(a)	$17.94	(a)
Institutional: Net Assets	$402,962		$1,279,003		$640,181
Shares Issued and Outstanding	21,498		69,321		33,907
Net Asset Value per share	$18.74		$18.45		$18.88
R-1: Net Assets	$12,674		$6,643		$452
Shares Issued and Outstanding	682		368		25
Net Asset Value per share	$18.58		$18.05		$18.07
R-2: Net Assets	$20,660		$15,229		$1,176
Shares Issued and Outstanding	1,089		840		65
Net Asset Value per share	$18.98		$18.10		$18.18
R-3: Net Assets	$133,208		$39,275		$4,319
Shares Issued and Outstanding	7,032		2,151		239
Net Asset Value per share	$18.94		$18.25		$18.07
R-4: Net Assets	$89,068		$35,447		$4,061
Shares Issued and Outstanding	4,687		1,936		227
Net Asset Value per share	$19.00		$18.30		$17.92
R-5: Net Assets	$181,266		$68,821		$11,095
Shares Issued and Outstanding	9,476		3,747		615
Net Asset Value per share	$19.13		$18.36		$18.03

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Money			Principal Capital
Amounts in thousands, except per share amounts	Market Fund		Overseas Fund	Appreciation Fund
Investment in securities--at cost	$1,149,898		$1,846,598	$1,294,785
Foreign currency--at cost	$–		$519	$–
Assets
Investment in securities--at value	$1,149,898		$2,220,283	$2,249,793
Foreign currency--at value	–		517	–
Cash	10		50,989	10
Deposits with counterparty	–		4,902	–
Receivables:
Dividends and interest	55		8,421	1,901
Expense reimbursement from Manager	403		58	–
Expense reimbursement from Distributor	21		–	–
Fund shares sold	1,552		429	314
Investment securities sold	–		3,982	3,046
Other assets	26		–	5
Total Assets	1,151,965		2,289,581	2,255,069
Liabilities
Accrued management and investment advisory fees	386		2,049	859
Accrued administrative service fees	–		–	3
Accrued distribution fees	85		–	215
Accrued service fees	–		–	14
Accrued transfer agent fees	388		43	468
Accrued directors' expenses	–		1	–
Accrued other expenses	75		159	86
Payables:
Fund shares redeemed	2,748		1,335	1,418
Investment securities purchased	11,700		3,591	2,578
Variation margin on financial derivative instruments	–		429	–
Total Liabilities	15,382		7,607	5,641
Net Assets Applicable to Outstanding Shares	$1,136,583		$2,281,974	$2,249,428
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,178,044		$1,778,465	$1,266,057
Accumulated undistributed (overdistributed) net investment income (loss)	(2)		39,230	17,823
Accumulated undistributed (overdistributed) net realized gain (loss)	(41,459)		88,095	10,540
Net unrealized appreciation (depreciation) of investments	–		376,049	955,008
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		135	–
Total Net Assets	$1,136,583		$2,281,974	$2,249,428
Capital Stock (par value: $.01 a share):
Shares authorized	8,400,000		600,000	1,000,000
Net Asset Value Per Share:
Class A: Net Assets	$472,504		N/A	$734,098
Shares Issued and Outstanding	472,504			13,971
Net Asset Value per share	$1.00			$52.54
Maximum Offering Price	$1.00			$55.60
Class B: Net Assets	$6,386		N/A	$31,805
Shares Issued and Outstanding	6,386			722
Net Asset Value per share	$1.00	(a)		$44.05	(a)
Class C: Net Assets	$21,232		N/A	$35,400
Shares Issued and Outstanding	21,232			804
Net Asset Value per share	$1.00	(a)		$44.06	(a)
Class J: Net Assets	$278,536		N/A	N/A
Shares Issued and Outstanding	278,536
Net Asset Value per share	$1.00	(a)
Class P: Net Assets	N/A		N/A	$21,302
Shares Issued and Outstanding				401
Net Asset Value per share				$53.15
Institutional: Net Assets	$357,925		$2,280,703	$1,357,704
Shares Issued and Outstanding	357,926		188,367	25,468
Net Asset Value per share	$1.00		$12.11	$53.31
R-1: Net Assets	N/A		$12	$1,424
Shares Issued and Outstanding			1	27
Net Asset Value per share			$12.01	$52.40
R-2: Net Assets	N/A		$12	$2,228
Shares Issued and Outstanding			1	42
Net Asset Value per share			$12.02	$52.56
R-3: Net Assets	N/A		$172	$19,700
Shares Issued and Outstanding			14	375
Net Asset Value per share			$12.04	$52.58
R-4: Net Assets	N/A		$469	$16,588
Shares Issued and Outstanding			39	314
Net Asset Value per share			$12.07	$52.91
R-5: Net Assets	N/A		$606	$29,179
Shares Issued and Outstanding			50	550
Net Asset Value per share			$12.06	$53.06

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2010 Fund	2015 Fund	2020 Fund
Investment in affiliated Funds--at cost	$1,475,509	$826,966	$5,486,405
Assets
Investment in affiliated Funds--at value	$1,669,626	$997,880	$6,389,833
Receivables:
Dividends and interest	1,046	479	2,121
Expense reimbursement from Manager	–	–	3
Expense reimbursement from Distributor	40	–	132
Fund shares sold	280	618	1,127
Total Assets	1,670,992	998,977	6,393,216
Liabilities
Accrued management and investment advisory fees	42	24	161
Accrued administrative service fees	15	13	55
Accrued distribution fees	131	31	445
Accrued service fees	63	55	237
Accrued transfer agent fees	47	–	160
Accrued directors' expenses	3	1	1
Accrued other expenses	12	15	37
Payables:
Fund shares redeemed	2,988	1,296	7,732
Total Liabilities	3,301	1,435	8,828
Net Assets Applicable to Outstanding Shares	$1,667,691	$997,542	$6,384,388
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,566,101	$789,382	$5,405,503
Accumulated undistributed (overdistributed) net investment income (loss)	9,905	3,954	17,621
Accumulated undistributed (overdistributed) net realized gain (loss)	(102,432)	33,292	57,836
Net unrealized appreciation (depreciation) of investments	194,117	170,914	903,428
Total Net Assets	$1,667,691	$997,542	$6,384,388
Capital Stock (par value: $.01 a share):
Shares authorized	650,000	400,000	1,125,000
Net Asset Value Per Share:
Class A: Net Assets	$41,988	N/A	$118,277
Shares Issued and Outstanding	3,185		8,260
Net Asset Value per share	$13.18		$14.32
Maximum Offering Price	$13.69		$15.15
Class B: Net Assets	N/A	N/A	$4,131
Shares Issued and Outstanding			287
Net Asset Value per share			$14.37	(a)
Class J: Net Assets	$235,463	N/A	$782,787
Shares Issued and Outstanding	18,014		55,157
Net Asset Value per share	$13.07 (a)		$14.19	(a)
Institutional: Net Assets	$1,093,311	$735,777	$4,348,221
Shares Issued and Outstanding	83,241	66,122	304,710
Net Asset Value per share	$13.13	$11.13	$14.27
R-1: Net Assets	$18,403	$16,354	$57,842
Shares Issued and Outstanding	1,416	1,506	4,096
Net Asset Value per share	$13.00	$10.86	$14.12
R-2: Net Assets	$20,762	$14,150	$78,817
Shares Issued and Outstanding	1,597	1,298	5,588
Net Asset Value per share	$13.00	$10.90	$14.10
R-3: Net Assets	$76,245	$82,506	$291,200
Shares Issued and Outstanding	5,868	7,554	20,621
Net Asset Value per share	$12.99	$10.92	$14.12
R-4: Net Assets	$68,271	$61,034	$263,543
Shares Issued and Outstanding	5,241	5,557	18,619
Net Asset Value per share	$13.03	$10.98	$14.15
R-5: Net Assets	$113,248	$87,721	$439,570
Shares Issued and Outstanding	8,670	7,967	30,964
Net Asset Value per share	$13.06	$11.01	$14.20

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Principal LifeTime	Principal LifeTime		Principal LifeTime
Amounts in thousands, except per share amounts	2025 Fund	2030 Fund		2035 Fund
Investment in affiliated Funds--at cost	$1,180,707	$5,173,260		$800,316
Assets
Investment in affiliated Funds--at value	$1,438,808	$6,231,269		$1,001,414
Receivables:
Dividends and interest	530	1,917		259
Expense reimbursement from Manager	–	18		–
Expense reimbursement from Distributor	–	145		–
Fund shares sold	809	1,176		646
Total Assets	1,440,147	6,234,525		1,002,319
Liabilities
Accrued management and investment advisory fees	36	156		25
Accrued administrative service fees	18	50		13
Accrued distribution fees	43	462		31
Accrued service fees	77	220		55
Accrued transfer agent fees	1	201		–
Accrued other expenses	28	46		20
Payables:
Fund shares redeemed	70	7,981		184
Total Liabilities	273	9,116		328
Net Assets Applicable to Outstanding Shares	$1,439,874	$6,225,409		$1,001,991
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,123,131	$5,077,376		$763,298
Accumulated undistributed (overdistributed) net investment income (loss)	3,421	12,578		1,507
Accumulated undistributed (overdistributed) net realized gain (loss)	55,221	77,446		36,088
Net unrealized appreciation (depreciation) of investments	258,101	1,058,009		201,098
Total Net Assets	$1,439,874	$6,225,409		$1,001,991
Capital Stock (par value: $.01 a share):
Shares authorized	400,000	1,225,000		400,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	$104,960		N/A
Shares Issued and Outstanding		7,249
Net Asset Value per share		$14.48
Maximum Offering Price		$15.32
Class B: Net Assets	N/A	$4,009		N/A
Shares Issued and Outstanding		275
Net Asset Value per share		$14.57	(a)
Class J: Net Assets	N/A	$867,848		N/A
Shares Issued and Outstanding		60,214
Net Asset Value per share		$14.41	(a)
Institutional: Net Assets	$1,067,809	$4,198,702		$734,686
Shares Issued and Outstanding	92,859	290,302		62,548
Net Asset Value per share	$11.50	$14.46		$11.75
R-1: Net Assets	$18,515	$47,197		$14,704
Shares Issued and Outstanding	1,642	3,298		1,274
Net Asset Value per share	$11.28	$14.31		$11.54
R-2: Net Assets	$19,431	$75,964		$11,998
Shares Issued and Outstanding	1,721	5,300		1,040
Net Asset Value per share	$11.29	$14.33		$11.54
R-3: Net Assets	$127,846	$263,892		$91,530
Shares Issued and Outstanding	11,291	18,354		7,893
Net Asset Value per share	$11.32	$14.38		$11.60
R-4: Net Assets	$72,332	$246,295		$53,662
Shares Issued and Outstanding	6,346	16,689		4,603
Net Asset Value per share	$11.40	$14.76		$11.66
R-5: Net Assets	$133,941	$416,542		$95,411
Shares Issued and Outstanding	11,714	28,858		8,159
Net Asset Value per share	$11.43	$14.43		$11.69

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Principal LifeTime		Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2040 Fund		2045 Fund	2050 Fund
Investment in affiliated Funds--at cost	$3,181,780		$451,962	$1,506,682
Assets
Investment in affiliated Funds--at value	$3,935,120		$561,045	$1,863,914
Receivables:
Dividends and interest	882		130	420
Expense reimbursement from Manager	17		–	10
Expense reimbursement from Distributor	81		–	21
Fund shares sold	931		500	581
Total Assets	3,937,031		561,675	1,864,946
Liabilities
Accrued management and investment advisory fees	99		13	46
Accrued administrative service fees	32		8	16
Accrued distribution fees	268		17	90
Accrued service fees	137		34	66
Accrued transfer agent fees	153		–	80
Accrued directors' expenses	3		–	1
Accrued other expenses	41		12	30
Payables:
Fund shares redeemed	4,641		107	612
Total Liabilities	5,374		191	941
Net Assets Applicable to Outstanding Shares	$3,931,657		$561,484	$1,864,005
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$3,078,969		$432,665	$1,452,146
Accumulated undistributed (overdistributed) net investment income (loss)	5,050		674	2,551
Accumulated undistributed (overdistributed) net realized gain (loss)	94,298		19,062	52,076
Net unrealized appreciation (depreciation) of investments	753,340		109,083	357,232
Total Net Assets	$3,931,657		$561,484	$1,864,005
Capital Stock (par value: $.01 a share):
Shares authorized	1,050,000		400,000	825,000
Net Asset Value Per Share:
Class A: Net Assets	$69,974		N/A	$50,375
Shares Issued and Outstanding	4,727			3,447
Net Asset Value per share	$14.80			$14.61
Maximum Offering Price	$15.66			$15.46
Class B: Net Assets	$3,300		N/A	$1,012
Shares Issued and Outstanding	224			70
Net Asset Value per share	$14.73	(a)		$14.51	(a)
Class J: Net Assets	$484,414		N/A	$124,651
Shares Issued and Outstanding	32,504			8,748
Net Asset Value per share	$14.90	(a)		$14.25	(a)
Institutional: Net Assets	$2,718,326		$399,463	$1,370,372
Shares Issued and Outstanding	181,015		33,570	94,059
Net Asset Value per share	$15.02		$11.90	$14.57
R-1: Net Assets	$33,757		$9,201	$16,286
Shares Issued and Outstanding	2,276		794	1,132
Net Asset Value per share	$14.83		$11.59	$14.39
R-2: Net Assets	$55,940		$9,204	$29,353
Shares Issued and Outstanding	3,769		793	2,039
Net Asset Value per share	$14.84		$11.61	$14.40
R-3: Net Assets	$151,677		$46,505	$68,416
Shares Issued and Outstanding	10,219		3,981	4,743
Net Asset Value per share	$14.84		$11.68	$14.42
R-4: Net Assets	$153,849		$27,277	$69,616
Shares Issued and Outstanding	10,349		2,324	4,809
Net Asset Value per share	$14.87		$11.74	$14.48
R-5: Net Assets	$260,420		$69,834	$133,924
Shares Issued and Outstanding	17,421		5,932	9,227
Net Asset Value per share	$14.95		$11.77	$14.51

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

				Principal
	Principal LifeTime	Principal LifeTime		LifeTime Strategic
Amounts in thousands, except per share amounts	2055 Fund	2060 Fund		Income Fund
Investment in affiliated Funds--at cost	$93,568	$762		$705,879
Assets
Investment in affiliated Funds--at value	$112,836	$812		$774,036
Receivables:
Dividends and interest	24	–		662
Expense reimbursement from Distributor	–	–		12
Fund shares sold	324	–		369
Total Assets	113,184	812		775,079
Liabilities
Accrued management and investment advisory fees	3	–		19
Accrued administrative service fees	1	–		7
Accrued distribution fees	3	–		49
Accrued service fees	6	–		27
Accrued transfer agent fees	–	2		26
Accrued directors' expenses	–	1		1
Accrued reimbursement to Manager	–	17		–
Accrued other expenses	3	3		8
Payables:
Fund shares redeemed	2	–		546
Total Liabilities	18	23		683
Net Assets Applicable to Outstanding Shares	$113,166	$789		$774,396
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$90,377	$738		$743,807
Accumulated undistributed (overdistributed) net investment income (loss)	111	–		6,652
Accumulated undistributed (overdistributed) net realized gain (loss)	3,410	1		(44,220)
Net unrealized appreciation (depreciation) of investments	19,268	50		68,157
Total Net Assets	$113,166	$789		$774,396
Capital Stock (par value: $.01 a share):
Shares authorized	400,000	500,000		750,000
Net Asset Value Per Share:
Class A: Net Assets	N/A	N/A		$30,838
Shares Issued and Outstanding				2,583
Net Asset Value per share				$11.94
Maximum Offering Price				$12.41
Class B: Net Assets	N/A	N/A		$379
Shares Issued and Outstanding				32
Net Asset Value per share				$11.84	(a)
Class J: Net Assets	N/A	$662		$73,093
Shares Issued and Outstanding		58		6,187
Net Asset Value per share		$11.50	(a)	$11.81	(a)
Institutional: Net Assets	$84,497	$13		$543,521
Shares Issued and Outstanding	7,056	1		45,718
Net Asset Value per share	$11.98	$11.52		$11.89
R-1: Net Assets	$1,453	$11		$9,473
Shares Issued and Outstanding	125	1		802
Net Asset Value per share	$11.66	$11.45		$11.81
R-2: Net Assets	$1,142	$11		$9,572
Shares Issued and Outstanding	98	1		810
Net Asset Value per share	$11.70	$11.46		$11.82
R-3: Net Assets	$7,790	$69		$38,997
Shares Issued and Outstanding	662	6		3,319
Net Asset Value per share	$11.77	$11.50		$11.75
R-4: Net Assets	$6,590	$11		$22,865
Shares Issued and Outstanding	557	1		1,940
Net Asset Value per share	$11.83	$11.49		$11.79
R-5: Net Assets	$11,694	$12		$45,658
Shares Issued and Outstanding	986	1		3,850
Net Asset Value per share	$11.86	$11.50		$11.86

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Real Estate		SAM		SAM Conservative
Amounts in thousands, except per share amounts	Securities Fund		Balanced Portfolio		Balanced Portfolio
Investment in securities--at cost	$1,060,211		$–		$–
Investment in affiliated Funds--at cost	$–		$3,572,302		$1,258,019
Assets
Investment in securities--at value	$1,401,395		$–		$–
Investment in affiliated Funds--at value	–		4,491,820		1,462,382
Cash	10		–		–
Receivables:
Dividends and interest	822		4,378		2,344
Expense reimbursement from Manager	–		–		65
Expense reimbursement from Distributor	25		145		75
Fund shares sold	2,301		2,927		1,608
Investment securities sold	3,612		–		–
Total Assets	1,408,165		4,499,270		1,466,474
Liabilities
Accrued management and investment advisory fees	983		1,179		384
Accrued administrative service fees	9		8		4
Accrued distribution fees	136		1,397		463
Accrued service fees	48		45		16
Accrued transfer agent fees	321		900		245
Accrued directors' expenses	2		1		1
Accrued other expenses	26		94		50
Payables:
Fund shares redeemed	2,549		5,014		1,155
Investment securities purchased	4,783		–		–
Total Liabilities	8,857		8,638		2,318
Net Assets Applicable to Outstanding Shares	$1,399,308		$4,490,632		$1,464,156
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$885,539		$3,568,706		$1,243,882
Accumulated undistributed (overdistributed) net investment income (loss)	10,964		1,728		1,705
Accumulated undistributed (overdistributed) net realized gain (loss)	161,621		680		14,206
Net unrealized appreciation (depreciation) of investments	341,184		919,518		204,363
Total Net Assets	$1,399,308		$4,490,632		$1,464,156
Capital Stock (par value: $.01 a share):
Shares authorized	950,000		1,825,000		1,625,000
Net Asset Value Per Share:
Class A: Net Assets	$158,650		$1,923,276		$439,792
Shares Issued and Outstanding	7,336		123,258		36,501
Net Asset Value per share	$21.63		$15.60		$12.05
Maximum Offering Price	$22.89		$16.51		$12.75
Class B: Net Assets	$3,959		$116,391		$19,902
Shares Issued and Outstanding	185		7,463		1,650
Net Asset Value per share	$21.40	(a)	$15.60	(a)	$12.06	(a)
Class C: Net Assets	$28,091		$654,170		$209,997
Shares Issued and Outstanding	1,314		42,385		17,578
Net Asset Value per share	$21.38	(a)	$15.43	(a)	$11.95	(a)
Class J: Net Assets	$143,710		$864,184		$451,227
Shares Issued and Outstanding	6,786		56,816		37,845
Net Asset Value per share	$21.18	(a)	$15.21	(a)	$11.92	(a)
Class P: Net Assets	$34,291		N/A		N/A
Shares Issued and Outstanding	1,586
Net Asset Value per share	$21.62
Institutional: Net Assets	$807,558		$719,100		$268,881
Shares Issued and Outstanding	37,322		46,647		22,491
Net Asset Value per share	$21.64		$15.42		$11.96
R-1: Net Assets	$6,737		$4,303		$4,436
Shares Issued and Outstanding	314		280		372
Net Asset Value per share	$21.43		$15.39		$11.91
R-2: Net Assets	$14,360		$9,478		$3,019
Shares Issued and Outstanding	688		618		252
Net Asset Value per share	$20.88		$15.34		$11.97
R-3: Net Assets	$47,905		$64,428		$20,157
Shares Issued and Outstanding	2,255		4,191		1,689
Net Asset Value per share	$21.25		$15.37		$11.93
R-4: Net Assets	$48,216		$48,779		$17,604
Shares Issued and Outstanding	2,287		3,168		1,473
Net Asset Value per share	$21.08		$15.40		$11.95
R-5: Net Assets	$105,831		$86,523		$29,141
Shares Issued and Outstanding	5,013		5,618		2,439
Net Asset Value per share	$21.11		$15.40		$11.95

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	SAM Conservative		SAM Flexible		SAM Strategic
Amounts in thousands, except per share amounts	Growth Portfolio		Income Portfolio		Growth Portfolio
Investment in affiliated Funds--at cost	$2,277,364		$1,631,128		$1,395,767
Assets
Investment in affiliated Funds--at value	$3,013,370		$1,805,894		$1,888,268
Receivables:
Dividends and interest	965		3,872		–
Expense reimbursement from Distributor	71		99		42
Fund shares sold	1,586		4,978		1,082
Total Assets	3,015,992		1,814,843		1,889,392
Liabilities
Accrued management and investment advisory fees	788		476		492
Accrued administrative service fees	5		2		3
Accrued distribution fees	960		618		619
Accrued service fees	27		9		15
Accrued transfer agent fees	736		296		597
Accrued directors' expenses	1		1		2
Accrued other expenses	70		75		66
Payables:
Dividends payable	–		3,000		–
Fund shares redeemed	3,016		759		1,526
Total Liabilities	5,603		5,236		3,320
Net Assets Applicable to Outstanding Shares	$3,010,389		$1,809,607		$1,886,072
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,284,505		$1,621,982		$1,404,965
Accumulated undistributed (overdistributed) net investment income (loss)	5,741		–		6,799
Accumulated undistributed (overdistributed) net realized gain (loss)	(15,863)		12,859		(18,193)
Net unrealized appreciation (depreciation) of investments	736,006		174,766		492,501
Total Net Assets	$3,010,389		$1,809,607		$1,886,072
Capital Stock (par value: $.01 a share):
Shares authorized	1,825,000		1,725,000		2,025,000
Net Asset Value Per Share:
Class A: Net Assets	$1,372,490		$718,931		$921,467
Shares Issued and Outstanding	78,289		58,112		46,278
Net Asset Value per share	$17.53		$12.37		$19.91
Maximum Offering Price	$18.55		$12.85		$21.07
Class B: Net Assets	$89,160		$24,399		$68,492
Shares Issued and Outstanding	5,270		1,970		3,671
Net Asset Value per share	$16.92	(a)	$12.39	(a)	$18.66	(a)
Class C: Net Assets	$510,553		$259,444		$317,406
Shares Issued and Outstanding	30,780		21,144		17,058
Net Asset Value per share	$16.59	(a)	$12.27	(a)	$18.61	(a)
Class J: Net Assets	$422,288		$589,349		$253,180
Shares Issued and Outstanding	24,722		47,972		13,026
Net Asset Value per share	$17.08	(a)	$12.29	(a)	$19.44	(a)
Institutional: Net Assets	$487,967		$174,501		$255,114
Shares Issued and Outstanding	28,260		14,143		13,010
Net Asset Value per share	$17.27		$12.34		$19.61
R-1: Net Assets	$4,190		$1,044		$4,215
Shares Issued and Outstanding	247		85		218
Net Asset Value per share	$16.99		$12.30		$19.30
R-2: Net Assets	$8,384		$1,682		$4,290
Shares Issued and Outstanding	493		137		222
Net Asset Value per share	$17.01		$12.32		$19.36
R-3: Net Assets	$26,667		$10,544		$19,357
Shares Issued and Outstanding	1,564		856		999
Net Asset Value per share	$17.05		$12.32		$19.39
R-4: Net Assets	$21,406		$12,416		$15,061
Shares Issued and Outstanding	1,245		1,008		772
Net Asset Value per share	$17.20		$12.32		$19.50
R-5: Net Assets	$67,284		$17,297		$27,490
Shares Issued and Outstanding	3,922		1,404		1,413
Net Asset Value per share	$17.16		$12.32		$19.46

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	Short-Term		SmallCap		SmallCap
Amounts in thousands, except per share amounts	Income Fund		Blend Fund		Growth Fund I
Investment in securities--at cost	$1,756,510		$374,253		$1,378,367
Assets
Investment in securities--at value	$1,779,822		$492,366		$1,840,446
Cash	11		97		72
Deposits with counterparty	–		374		4,303
Receivables:
Dividends and interest	12,581		123		57
Expense reimbursement from Manager	–		6		34
Expense reimbursement from Distributor	21		34		5
Fund shares sold	4,231		274		123
Investment securities sold	2		686		12,066
Other assets	–		1		–
Total Assets	1,796,668		493,961		1,857,106
Liabilities
Accrued management and investment advisory fees	643		307		1,674
Accrued administrative service fees	1		2		3
Accrued distribution fees	188		130		19
Accrued service fees	6		6		16
Accrued transfer agent fees	282		266		33
Accrued other expenses	90		60		15
Payables:
Dividends payable	1,946		–		–
Fund shares redeemed	3,824		382		9,685
Investment securities purchased	7,566		5,639		10,832
Variation margin on financial derivative instruments	–		75		790
Total Liabilities	14,546		6,867		23,067
Net Assets Applicable to Outstanding Shares	$1,782,122		$487,094		$1,834,039
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,782,387		$351,063		$1,188,613
Accumulated undistributed (overdistributed) net investment income (loss)	2,859		98		(28)
Accumulated undistributed (overdistributed) net realized gain (loss)	(26,436)		17,457		180,949
Net unrealized appreciation (depreciation) of investments	23,312		118,476		464,505
Total Net Assets	$1,782,122		$487,094		$1,834,039
Capital Stock (par value: $.01 a share):
Shares authorized	820,000		625,000		620,000
Net Asset Value Per Share:
Class A: Net Assets	$336,352		$178,336		N/A
Shares Issued and Outstanding	27,414		8,255
Net Asset Value per share	$12.27		$21.60
Maximum Offering Price	$12.55		$22.86
Class B: Net Assets	N/A		$3,541		N/A
Shares Issued and Outstanding			178
Net Asset Value per share			$19.95	(a)
Class C: Net Assets	$105,547		$12,344		N/A
Shares Issued and Outstanding	8,597		597
Net Asset Value per share	$12.28	(a)	$20.65	(a)
Class J: Net Assets	$124,761		$200,359		$30,644
Shares Issued and Outstanding	10,173		9,597		2,426
Net Asset Value per share	$12.26	(a)	$20.88	(a)	$12.63	(a)
Class P: Net Assets	$57,343		N/A		N/A
Shares Issued and Outstanding	4,674
Net Asset Value per share	$12.27
Institutional: Net Assets	$1,134,768		$65,062		$1,729,462
Shares Issued and Outstanding	92,534		2,891		116,857
Net Asset Value per share	$12.26		$22.51		$14.80
R-1: Net Assets	$1,851		$2,401		$2,783
Shares Issued and Outstanding	151		114		206
Net Asset Value per share	$12.26		$21.12		$13.52
R-2: Net Assets	$1,640		$3,018		$4,061
Shares Issued and Outstanding	134		142		307
Net Asset Value per share	$12.26		$21.22		$13.25
R-3: Net Assets	$10,748		$6,143		$18,858
Shares Issued and Outstanding	876		284		1,383
Net Asset Value per share	$12.27		$21.65		$13.64
R-4: Net Assets	$4,377		$4,200		$16,584
Shares Issued and Outstanding	357		189		1,181
Net Asset Value per share	$12.27		$22.14		$14.04
R-5: Net Assets	$4,735		$11,690		$31,647
Shares Issued and Outstanding	386		521		2,204
Net Asset Value per share	$12.27		$22.42		$14.36

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2013

	SmallCap		SmallCap S&P 600		SmallCap
Amounts in thousands, except per share amounts	Growth Fund II		Index Fund		Value Fund II
Investment in securities--at cost	$153,503		$697,076		$1,254,056
Assets
Investment in securities--at value	$211,563		$947,467		$1,545,141
Cash	156		23		330
Deposits with counterparty	500		520		2,700
Receivables:
Dividends and interest	15		404		390
Expense reimbursement from Manager	9		–		31
Expense reimbursement from Distributor	5		23		3
Fund shares sold	17		1,274		184
Investment securities sold	889		–		2,258
Total Assets	213,154		949,711		1,551,037
Liabilities
Accrued management and investment advisory fees	181		118		1,272
Accrued administrative service fees	1		17		3
Accrued distribution fees	13		90		13
Accrued service fees	4		87		11
Accrued transfer agent fees	16		88		18
Accrued other expenses	11		32		22
Payables:
Fund shares redeemed	638		784		772
Investment securities purchased	280		–		1,209
Variation margin on financial derivative instruments	85		104		505
Total Liabilities	1,229		1,320		3,825
Net Assets Applicable to Outstanding Shares	$211,925		$948,391		$1,547,212
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$131,693		$686,127		$1,162,737
Accumulated undistributed (overdistributed) net investment income (loss)	(4)		3,982		4,167
Accumulated undistributed (overdistributed) net realized gain (loss)	21,875		8,049		87,325
Net unrealized appreciation (depreciation) of investments	58,361		250,233		292,983
Total Net Assets	$211,925		$948,391		$1,547,212
Capital Stock (par value: $.01 a share):
Shares authorized	320,000		325,000		525,000
Net Asset Value Per Share:
Class J: Net Assets	$27,747		$140,138		$18,556
Shares Issued and Outstanding	2,365		6,066		1,368
Net Asset Value per share	$11.73	(a)	$23.10	(a)	$13.56	(a)
Institutional: Net Assets	$166,118		$384,824		$1,475,200
Shares Issued and Outstanding	12,140		16,019		106,974
Net Asset Value per share	$13.68		$24.02		$13.79
R-1: Net Assets	$1,157		$14,560		$2,106
Shares Issued and Outstanding	92		614		161
Net Asset Value per share	$12.61		$23.71		$13.10
R-2: Net Assets	$2,952		$19,526		$6,141
Shares Issued and Outstanding	241		808		466
Net Asset Value per share	$12.23		$24.17		$13.18
R-3: Net Assets	$3,774		$106,891		$11,825
Shares Issued and Outstanding	298		4,392		879
Net Asset Value per share	$12.68		$24.34		$13.46
R-4: Net Assets	$3,970		$84,904		$11,430
Shares Issued and Outstanding	306		3,464		844
Net Asset Value per share	$12.96		$24.51		$13.54
R-5: Net Assets	$6,207		$197,548		$21,954
Shares Issued and Outstanding	470		8,027		1,610
Net Asset Value per share	$13.22		$24.61		$13.64

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	Bond & Mortgage	Core Plus	Diversified
Amounts in thousands	Securities Fund	Bond Fund I	International Fund
Net Investment Income (Loss)
Income:
Dividends	$215	$915	$130,623
Withholding tax	–	–	(13,927)
Interest	72,533	81,055	57
Total Income	72,748	81,970	116,753
Expenses:
Management and investment advisory fees	12,099	18,566	35,602
Distribution fees - Class A	296	N/A	617
Distribution fees - Class B	26	N/A	60
Distribution fees - Class C	83	N/A	108
Distribution fees - Class J	846	N/A	864
Distribution fees - R-1	29	13	27
Distribution fees - R-2	51	15	38
Distribution fees - R-3	88	41	141
Distribution fees - R-4	35	10	48
Administrative service fees - R-1	24	10	22
Administrative service fees - R-2	34	10	25
Administrative service fees - R-3	25	12	39
Administrative service fees - R-4	10	3	14
Administrative service fees - R-5	5	4	8
Registration fees - Class A	16	N/A	15
Registration fees - Class B	16	N/A	15
Registration fees - Class C	18	N/A	19
Registration fees - Class J	22	N/A	18
Registration fees - Class P	N/A	N/A	15
Registration fees - Institutional	62	52	272
Service fees - R-1	21	9	19
Service fees - R-2	42	13	31
Service fees - R-3	88	41	141
Service fees - R-4	87	26	119
Service fees - R-5	131	94	197
Shareholder reports - Class A	37	N/A	85
Shareholder reports - Class B	2	N/A	5
Shareholder reports - Class C	2	N/A	4
Shareholder reports - Class J	56	N/A	58
Shareholder reports - Institutional	1	11	10
Transfer agent fees - Class A	243	N/A	606
Transfer agent fees - Class B	19	N/A	46
Transfer agent fees - Class C	21	N/A	31
Transfer agent fees - Class J	235	N/A	286
Transfer agent fees - Class P	N/A	N/A	3
Transfer agent fees - Institutional	2	97	102
Custodian fees	24	79	669
Directors' expenses	40	57	71
Professional fees	24	39	48
Other expenses	21	58	37
Total Gross Expenses	14,881	19,260	40,535
Less: Reimbursement from Manager - Class A	96	N/A	–
Less: Reimbursement from Manager - Class B	34	N/A	29
Less: Reimbursement from Manager - Class C	23	N/A	30
Less: Reimbursement from Manager - Class P	N/A	N/A	16
Less: Reimbursement from Manager - Institutional	65	–	–
Less: Reimbursement from Distributor - Class J	376	N/A	384
Total Net Expenses	14,287	19,260	40,076
Net Investment Income (Loss)	58,461	62,710	76,677

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	12,647	22,041	162,553
Foreign currency transactions	236	3,292	(3,070)
Futures contracts	133	(7,606)	–
Options and swaptions	–	(217)	–
Short sales	–	(770)	–
Swap agreements	(5,917)	3,581	–
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $0, $0 and $405, respectively) .	(73,520)	(127,650)	582,442
Futures contracts	(207)	8,537	–
Options and swaptions	–	(836)	–
Short sales	–	7	–
Swap agreements	1,041	28,258	–
Translation of assets and liabilities in foreign currencies	(87)	(4,728)	293
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(65,674)	(76,091)	742,218
Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,213)	$(13,381)	$818,895

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

		Global Diversified	Global Real Estate
Amounts in thousands	Equity Income Fund	Income Fund	Securities Fund
Net Investment Income (Loss)
Income:
Dividends	$172,754	$106,460	$39,721
Withholding tax	(3,299)	(2,460)	(2,303)
Interest	95	322,861	2
Total Income	169,550	426,861	37,420
Expenses:
Management and investment advisory fees	24,568	52,869	11,889
Distribution fees - Class A	2,033	6,472	127
Distribution fees - Class B	614	N/A	N/A
Distribution fees - Class C	1,303	20,772	129
Distribution fees - R-1	11	N/A	N/A
Distribution fees - R-2	25	N/A	N/A
Distribution fees - R-3	150	N/A	N/A
Distribution fees - R-4	45	N/A	N/A
Administrative service fees - R-1	9	N/A	N/A
Administrative service fees - R-2	16	N/A	N/A
Administrative service fees - R-3	42	N/A	N/A
Administrative service fees - R-4	13	N/A	N/A
Administrative service fees - R-5	13	N/A	N/A
Registration fees - Class A	42	315	29
Registration fees - Class B	19	N/A	N/A
Registration fees - Class C	24	294	18
Registration fees - Class P	21	315	23
Registration fees - Institutional	46	83	160
Service fees - R-1	8	N/A	N/A
Service fees - R-2	21	N/A	N/A
Service fees - R-3	150	N/A	N/A
Service fees - R-4	112	N/A	N/A
Service fees - R-5	315	N/A	N/A
Shareholder meeting expense - Class A	N/A	210	N/A
Shareholder meeting expense - Class C	N/A	176	N/A
Shareholder meeting expense - Class P	N/A	124	N/A
Shareholder meeting expense - Institutional	N/A	26	N/A
Shareholder reports - Class A	116	311	12
Shareholder reports - Class B	15	N/A	N/A
Shareholder reports - Class C	14	265	4
Shareholder reports - Class P	6	184	4
Shareholder reports - Institutional	4	32	17
Transfer agent fees - Class A	1,199	2,221	73
Transfer agent fees - Class B	155	N/A	N/A
Transfer agent fees - Class C	152	1,920	27
Transfer agent fees - Class P	50	1,394	26
Transfer agent fees - Institutional	176	312	117
Custodian fees	40	222	112
Directors' expenses	82	127	23
Dividends and interest on securities sold short	–	3,589	–
Professional fees	22	51	24
Other expenses	43	80	8
Total Gross Expenses	31,674	92,364	12,822
Less: Reimbursement from Manager - Class C	–	–	9
Less: Reimbursement from Manager - Class P	–	–	9
Total Net Expenses	31,674	92,364	12,804
Net Investment Income (Loss)	137,876	334,497	24,616

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	88,921	144,566	75,787
Foreign currency transactions	(5)	2,352	(293)
Options and swaptions	–	(136,732)	–
Change in unrealized appreciation/depreciation of:
Investments	737,127	71,105	78,120
Options and swaptions	–	(8,811)	–
Translation of assets and liabilities in foreign currencies	1	(763)	14
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	826,044	71,717	153,628
Net Increase (Decrease) in Net Assets Resulting from Operations	$963,920	$406,214	$178,244

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	Government & High		High Yield
Amounts in thousands	Quality Bond Fund	High Yield Fund	Fund I (a)
Net Investment Income (Loss)
Income:
Dividends	$–	$2,455	$1,466
Withholding tax	–	(33)	–
Interest	56,104	272,836	91,270
Total Income	56,104	275,258	92,736
Expenses:
Management and investment advisory fees	9,482	19,631	8,804
Distribution fees - Class A	1,193	4,520	3
Distribution fees - Class B	86	378	N/A
Distribution fees - Class C	1,082	5,835	N/A
Distribution fees - Class J	713	N/A	N/A
Distribution fees - R-1	12	N/A	N/A
Distribution fees - R-2	18	N/A	N/A
Distribution fees - R-3	50	N/A	N/A
Distribution fees - R-4	12	N/A	N/A
Administrative service fees - R-1	10	N/A	N/A
Administrative service fees - R-2	12	N/A	N/A
Administrative service fees - R-3	14	N/A	N/A
Administrative service fees - R-4	3	N/A	N/A
Administrative service fees - R-5	2	N/A	N/A
Registration fees - Class A	57	104	25
Registration fees - Class B	19	21	N/A
Registration fees - Class C	26	40	N/A
Registration fees - Class J	32	N/A	N/A
Registration fees - Class P	15	70	N/A
Registration fees - Institutional	22	65	92
Service fees - R-1	9	N/A	N/A
Service fees - R-2	15	N/A	N/A
Service fees - R-3	50	N/A	N/A
Service fees - R-4	29	N/A	N/A
Service fees - R-5	49	N/A	N/A
Shareholder reports - Class A	70	235	–
Shareholder reports - Class B	2	8	N/A
Shareholder reports - Class C	12	80	N/A
Shareholder reports - Class J	37	N/A	N/A
Shareholder reports - Class P	1	86	N/A
Shareholder reports - Institutional	1	39	7
Transfer agent fees - Class A	539	2,472	4
Transfer agent fees - Class B	31	65	N/A
Transfer agent fees - Class C	103	592	N/A
Transfer agent fees - Class J	222	N/A	N/A
Transfer agent fees - Class P	16	775	N/A
Transfer agent fees - Institutional	19	542	53
Custodian fees	9	17	23
Directors' expenses	32	63	25
Professional fees	23	25	23
Other expenses	18	49	15
Total Gross Expenses	14,147	35,712	9,074
Less: Reimbursement from Manager - Class A	–	–	28
Less: Reimbursement from Manager - Class B	40	–	N/A
Less: Reimbursement from Manager - Class C	4	–	N/A
Less: Reimbursement from Manager - Institutional	–	48	–
Less: Reimbursement from Manager - R-1	3	N/A	N/A
Less: Reimbursement from Manager - R-2	5	N/A	N/A
Less: Reimbursement from Manager - R-3	19	N/A	N/A
Less: Reimbursement from Manager - R-4	11	N/A	N/A
Less: Reimbursement from Manager - R-5	19	N/A	N/A
Less: Reimbursement from Distributor - Class A	477	–	–
Less: Reimbursement from Distributor - Class J	317	N/A	N/A
Total Net Expenses	13,252	35,664	9,046
Net Investment Income (Loss)	42,852	239,594	83,690

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	13,776	91,691	30,410
Foreign currency transactions	–	(301)	(19)
Swap agreements	–	(3,799)	–
Change in unrealized appreciation/depreciation of:
Investments	(68,336)	4,593	95
Translation of assets and liabilities in foreign currencies	–	461	2
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(54,560)	92,645	30,488
Net Increase (Decrease) in Net Assets Resulting from Operations	$(11,708)	$332,239	$114,178

(a) Class A shares commenced operations on March 1, 2013.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

			International
		Inflation	Emerging
Amounts in thousands	Income Fund	Protection Fund	Markets Fund
Net Investment Income (Loss)
Income:
Dividends	$6	$ –	$48,489
Withholding tax	–	(1)	(5,835)
Interest	105,738	9,969	19
Total Income	105,744	9,968	42,673
Expenses:
Management and investment advisory fees	11,961	3,279	19,439
Distribution fees - Class A	837	61	264
Distribution fees - Class B	121	N/A	58
Distribution fees - Class C	850	78	112
Distribution fees - Class J	429	57	710
Distribution fees - R-1	11	4	18
Distribution fees - R-2	4	3	22
Distribution fees - R-3	50	16	84
Distribution fees - R-4	13	2	23
Administrative service fees - R-1	8	4	14
Administrative service fees - R-2	3	2	15
Administrative service fees - R-3	14	4	24
Administrative service fees - R-4	4	1	7
Administrative service fees - R-5	2	–	3
Registration fees - Class A	51	16	21
Registration fees - Class B	18	N/A	16
Registration fees - Class C	22	20	19
Registration fees - Class J	27	17	18
Registration fees - Class P	16	N/A	14
Registration fees - Institutional	100	44	88
Service fees - R-1	7	3	13
Service fees - R-2	3	2	18
Service fees - R-3	50	16	84
Service fees - R-4	32	6	57
Service fees - R-5	45	7	88
Shareholder reports - Class A	44	7	51
Shareholder reports - Class B	2	N/A	4
Shareholder reports - Class C	13	2	6
Shareholder reports - Class J	18	3	60
Shareholder reports - Class P	1	N/A	1
Shareholder reports - Institutional	10	1	16
Transfer agent fees - Class A	394	44	296
Transfer agent fees - Class B	33	N/A	37
Transfer agent fees - Class C	114	17	40
Transfer agent fees - Class J	162	7	267
Transfer agent fees - Class P	16	N/A	4
Transfer agent fees - Institutional	98	2	127
Custodian fees	5	6	717
Directors' expenses	42	15	28
Professional fees	24	22	54
Other expenses	21	8	24
Total Gross Expenses	15,675	3,776	22,961
Less: Reimbursement from Manager - Class A	–	6	–
Less: Reimbursement from Manager - Class B	4	N/A	25
Less: Reimbursement from Manager - Class C	–	19	1
Less: Reimbursement from Manager - Class P	–	N/A	15
Less: Reimbursement from Distributor - Class J	191	25	315
Total Net Expenses	15,480	3,726	22,605
Net Investment Income (Loss)	90,264	6,242	20,068

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	15,805	(885)	13,678
Foreign currency transactions	–	(1,437)	(4,132)
Futures contracts	–	3,297	–
Options and swaptions	–	(1,161)	–
Swap agreements	–	999	–
Change in unrealized appreciation/depreciation of:
Investments	(92,222)	(59,631)	48,117
Futures contracts	–	58	–
Options and swaptions	–	104	–
Swap agreements	–	(716)	–
Translation of assets and liabilities in foreign currencies	–	360	(100)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(76,417)	(59,012)	57,563
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,847	$(52,770)	$77,631

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

		LargeCap	LargeCap
Amounts in thousands	International Fund I	Blend Fund II	Growth Fund
Net Investment Income (Loss)
Income:
Dividends	$20,774	$21,627	$35,952
Withholding tax	(2,024)	(87)	(413)
Interest	18	22	62
Total Income	18,768	21,562	35,601
Expenses:
Management and investment advisory fees	8,044	7,496	16,617
Distribution fees - Class A	N/A	N/A	791
Distribution fees - Class B	N/A	N/A	77
Distribution fees - Class C	N/A	N/A	119
Distribution fees - Class J	N/A	453	226
Distribution fees - R-1	16	11	26
Distribution fees - R-2	12	16	23
Distribution fees - R-3	16	52	60
Distribution fees - R-4	8	12	16
Administrative service fees - R-1	12	9	21
Administrative service fees - R-2	8	11	15
Administrative service fees - R-3	5	14	17
Administrative service fees - R-4	2	4	5
Administrative service fees - R-5	1	2	11
Registration fees - Class A	N/A	N/A	16
Registration fees - Class B	N/A	N/A	15
Registration fees - Class C	N/A	N/A	18
Registration fees - Class J	N/A	17	16
Registration fees - Class P	N/A	N/A	15
Registration fees - Institutional	19	19	32
Service fees - R-1	11	8	19
Service fees - R-2	10	13	19
Service fees - R-3	16	52	59
Service fees - R-4	19	31	41
Service fees - R-5	17	59	272
Shareholder reports - Class A	N/A	N/A	109
Shareholder reports - Class B	N/A	N/A	4
Shareholder reports - Class C	N/A	N/A	2
Shareholder reports - Class J	N/A	23	14
Shareholder reports - Class P	N/A	N/A	1
Shareholder reports - Institutional	12	10	–
Transfer agent fees - Class A	N/A	N/A	860
Transfer agent fees - Class B	N/A	N/A	45
Transfer agent fees - Class C	N/A	N/A	30
Transfer agent fees - Class J	N/A	99	77
Transfer agent fees - Class P	N/A	N/A	8
Transfer agent fees - Institutional	101	103	214
Custodian fees	259	26	4
Directors' expenses	14	20	45
Professional fees	37	20	21
Other expenses	10	13	24
Total Gross Expenses	8,649	8,593	20,004
Less: Reimbursement from Manager	385	183	–
Less: Reimbursement from Manager - Class B	N/A	N/A	16
Less: Reimbursement from Manager - Class P	N/A	N/A	6
Less: Reimbursement from Distributor - Class J	N/A	201	101
Total Net Expenses	8,264	8,209	19,881
Net Investment Income (Loss)	10,504	13,353	15,720

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	116,162	234,479	422,449
Foreign currency transactions	(630)	–	–
Futures contracts	5,411	2,484	–
Change in unrealized appreciation/depreciation of:
Investments	53,826	(22,196)	261,969
Futures contracts	1,055	1,301	–
Translation of assets and liabilities in foreign currencies	138	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	175,962	216,068	684,418
Net Increase (Decrease) in Net Assets Resulting from Operations	$186,466	$229,421	$700,138

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	LargeCap	LargeCap	LargeCap S&P 500
Amounts in thousands	Growth Fund I (a)	Growth Fund II	Index Fund
Net Investment Income (Loss)
Income:
Dividends	$59,649	$22,139	$70,852
Withholding tax	(102)	(100)	(47)
Interest	167	34	78
Total Income	59,714	22,073	70,883
Expenses:
Management and investment advisory fees	35,317	10,872	4,862
Distribution fees - Class A	1	N/A	275
Distribution fees - Class C	N/A	N/A	115
Distribution fees - Class J	356	136	1,751
Distribution fees - R-1	23	5	64
Distribution fees - R-2	43	9	117
Distribution fees - R-3	307	28	496
Distribution fees - R-4	78	6	148
Administrative service fees - R-1	19	4	51
Administrative service fees - R-2	29	6	78
Administrative service fees - R-3	86	8	139
Administrative service fees - R-4	23	2	45
Administrative service fees - R-5	20	2	30
Registration fees - Class A	22	N/A	18
Registration fees - Class C	N/A	N/A	19
Registration fees - Class J	21	16	26
Registration fees - Institutional	213	26	69
Service fees - R-1	17	4	46
Service fees - R-2	36	8	97
Service fees - R-3	307	27	497
Service fees - R-4	194	14	371
Service fees - R-5	505	46	764
Shareholder reports - Class A	–	N/A	63
Shareholder reports - Class C	N/A	N/A	2
Shareholder reports - Class J	22	8	76
Shareholder reports - Institutional	10	–	12
Transfer agent fees - Class A	4	N/A	389
Transfer agent fees - Class C	N/A	N/A	20
Transfer agent fees - Class J	125	39	412
Transfer agent fees - Institutional	793	1	102
Custodian fees	22	23	12
Directors' expenses	103	22	55
Professional fees	22	18	20
Other expenses	51	13	68
Total Gross Expenses	38,769	11,343	11,309
Less: Reimbursement from Manager	932	174	–
Less: Reimbursement from Manager - Class A	24	N/A	–
Less: Reimbursement from Manager - Class C	N/A	N/A	24
Less: Reimbursement from Distributor - Class J	158	60	778
Total Net Expenses	37,655	11,109	10,507
Net Investment Income (Loss)	22,059	10,964	60,376

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	376,512	160,458	21,985
Futures contracts	29,861	7,201	13,530
Change in unrealized appreciation/depreciation of:
Investments	1,250,307	101,031	664,790
Futures contracts	12,138	2,034	5,592
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	1,668,818	270,724	705,897
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,690,877	$281,688	$766,273

(a) Class A shares commenced operations on March 1, 2013.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	LargeCap	LargeCap	LargeCap
Amounts in thousands	Value Fund	Value Fund I	Value Fund III
Net Investment Income (Loss)
Income:
Dividends	$56,624	$56,834	$20,462
Withholding tax	(274)	(85)	(54)
Interest	37	87	28
Total Income	56,387	56,836	20,436
Expenses:
Management and investment advisory fees	9,509	16,490	6,828
Distribution fees - Class A	461	N/A	N/A
Distribution fees - Class B	22	N/A	N/A
Distribution fees - Class C	43	N/A	N/A
Distribution fees - Class J	272	N/A	305
Distribution fees - R-1	4	15	8
Distribution fees - R-2	7	7	17
Distribution fees - R-3	8	7	24
Distribution fees - R-4	3	3	6
Administrative service fees - R-1	4	12	6
Administrative service fees - R-2	5	5	11
Administrative service fees - R-3	2	2	7
Administrative service fees - R-4	1	1	2
Administrative service fees - R-5	1	–	2
Registration fees - Class A	16	N/A	N/A
Registration fees - Class B	15	N/A	N/A
Registration fees - Class C	19	N/A	N/A
Registration fees - Class J	19	N/A	18
Registration fees - Institutional	159	16	48
Service fees - R-1	3	11	6
Service fees - R-2	6	6	14
Service fees - R-3	8	7	24
Service fees - R-4	7	7	15
Service fees - R-5	32	19	38
Shareholder reports - Class A	22	N/A	N/A
Shareholder reports - Class B	2	N/A	N/A
Shareholder reports - Class C	1	N/A	N/A
Shareholder reports - Class J	16	N/A	21
Shareholder reports - Institutional	10	–	1
Transfer agent fees - Class A	372	N/A	N/A
Transfer agent fees - Class B	17	N/A	N/A
Transfer agent fees - Class C	13	N/A	N/A
Transfer agent fees - Class J	113	N/A	87
Transfer agent fees - Institutional	103	1	1
Custodian fees	6	23	23
Directors' expenses	37	39	14
Professional fees	19	20	18
Other expenses	14	15	11
Total Gross Expenses	11,371	16,706	7,555
Less: Reimbursement from Manager	–	300	104
Less: Reimbursement from Manager - Class B	22	N/A	N/A
Less: Reimbursement from Manager - Class C	22	N/A	N/A
Less: Reimbursement from Distributor - Class J	121	N/A	136
Total Net Expenses	11,206	16,406	7,315
Net Investment Income (Loss)	45,181	40,430	13,121

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	332,688	455,130	87,586
Futures contracts	4,521	16,534	3,215
Change in unrealized appreciation/depreciation of:
Investments	159,704	(40,871)	108,191
Futures contracts	2,309	2,390	3,310
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	499,222	433,183	202,302
Net Increase (Decrease) in Net Assets Resulting from Operations	$544,403	$473,613	$215,423

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

		MidCap	MidCap
Amounts in thousands	MidCap Fund(a)	Growth Fund	Growth Fund III
Net Investment Income (Loss)
Income:
Dividends	$69,426	$758	$13,823
Withholding tax	(1,568)	(5)	(7)
Interest	35	2	43
Total Income	67,893	755	13,859
Expenses:
Management and investment advisory fees	32,428	699	14,649
Distribution fees - Class A	3,929	N/A	N/A
Distribution fees - Class B	175	N/A	N/A
Distribution fees - Class C	2,488	N/A	N/A
Distribution fees - Class J	1,161	118	147
Distribution fees - R-1	48	6	12
Distribution fees - R-2	96	7	19
Distribution fees - R-3	287	11	55
Distribution fees - R-4	127	3	25
Administrative service fees - R-1	38	4	9
Administrative service fees - R-2	64	5	13
Administrative service fees - R-3	80	3	15
Administrative service fees - R-4	38	1	8
Administrative service fees - R-5	14	2	3
Registration fees - Class A	215	N/A	N/A
Registration fees - Class B	17	N/A	N/A
Registration fees - Class C	66	N/A	N/A
Registration fees - Class J	26	13	17
Registration fees - Class P	161	N/A	N/A
Registration fees - Institutional	279	20	23
Service fees - R-1	34	4	8
Service fees - R-2	80	6	16
Service fees - R-3	287	11	55
Service fees - R-4	317	7	63
Service fees - R-5	340	40	70
Shareholder reports - Class A	368	N/A	N/A
Shareholder reports - Class B	10	N/A	N/A
Shareholder reports - Class C	55	N/A	N/A
Shareholder reports - Class J	52	7	10
Shareholder reports - Class P	202	N/A	N/A
Shareholder reports - Institutional	106	2	–
Transfer agent fees - Class A	2,133	N/A	N/A
Transfer agent fees - Class B	71	N/A	N/A
Transfer agent fees - Class C	293	N/A	N/A
Transfer agent fees - Class J	265	55	50
Transfer agent fees - Class P	709	N/A	N/A
Transfer agent fees - Institutional	843	25	1
Custodian fees	41	5	19
Directors' expenses	93	6	28
Professional fees	21	17	18
Other expenses	46	5	16
Total Gross Expenses	48,103	1,082	15,349
Less: Reimbursement from Manager	–	–	334
Less: Reimbursement from Manager - Class B	12	N/A	N/A
Less: Reimbursement from Manager - Institutional	–	16	–
Less: Reimbursement from Distributor - Class J	516	52	65
Total Net Expenses	47,575	1,014	14,950
Net Investment Income (Loss)	20,318	(259)	(1,091)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	164,408	26,399	260,782
Foreign currency transactions	3	–	–
Futures contracts	–	–	11,154
Change in unrealized appreciation/depreciation of:
Investments	1,292,912	2,126	144,115
Futures contracts	–	–	1,249
Translation of assets and liabilities in foreign currencies	1	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	1,457,324	28,525	417,300
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,477,642	$28,266	$416,209

(a)	Effective March 1, 2013, MidCap Blend Fund changed its name to MidCap Fund.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

MidCap S&P 400		MidCap	MidCap
Amounts in thousands	Index Fund	Value Fund I	Value Fund III
Net Investment Income (Loss)
Income:
Dividends	$11,247	$29,580	$10,007
Withholding tax	–	(27)	–
Interest	16	54	23
Total Income	11,263	29,607	10,030
Expenses:
Management and investment advisory fees	1,119	15,268	3,097
Distribution fees - Class J	264	267	414
Distribution fees - R-1	40	24	1
Distribution fees - R-2	58	44	3
Distribution fees - R-3	266	92	8
Distribution fees - R-4	74	32	3
Administrative service fees - R-1	32	19	1
Administrative service fees - R-2	39	29	2
Administrative service fees - R-3	74	26	2
Administrative service fees - R-4	22	10	1
Administrative service fees - R-5	15	7	1
Registration fees - Class J	20	16	18
Registration fees - Institutional	48	20	90
Service fees - R-1	29	17	1
Service fees - R-2	49	37	3
Service fees - R-3	266	92	8
Service fees - R-4	184	81	6
Service fees - R-5	367	169	36
Shareholder reports - Class J	12	19	25
Shareholder reports - Institutional	11	13	–
Transfer agent fees - Class J	110	90	103
Transfer agent fees - Institutional	116	129	3
Custodian fees	13	44	24
Directors' expenses	14	26	9
Professional fees	17	19	17
Other expenses	16	17	3
Total Gross Expenses	3,275	16,607	3,879
Less: Reimbursement from Manager	–	312	67
Less: Reimbursement from Manager - Institutional	13	–	2
Less: Reimbursement from Distributor - Class J	117	118	184
Total Net Expenses	3,145	16,177	3,626
Net Investment Income (Loss)	8,118	13,430	6,404

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	25,767	341,075	25,549
Futures contracts	3,438	13,251	4,029
Change in unrealized appreciation/depreciation of:
Investments	168,832	73,798	92,148
Futures contracts	667	2,877	975
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	198,704	431,001	122,701
Net Increase (Decrease) in Net Assets Resulting from Operations	$206,822	$444,431	$129,105

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

			Principal Capital
Amounts in thousands	Money Market Fund	Overseas Fund	Appreciation Fund
Net Investment Income (Loss)
Income:
Dividends	$–	$73,819	$41,730
Withholding tax	–	(7,677)	(257)
Interest	2,445	46	38
Total Income	2,445	66,188	41,511
Expenses:
Management and investment advisory fees	4,581	21,368	9,232
Distribution fees - Class A	N/A	N/A	1,642
Distribution fees - Class B	90	N/A	352
Distribution fees - Class C	183	N/A	289
Distribution fees - Class J	690	N/A	N/A
Distribution fees - R-1	–	–	6
Distribution fees - R-2	–	–	7
Distribution fees - R-3	–	–	41
Distribution fees - R-4	–	–	13
Administrative service fees - R-1	–	–	5
Administrative service fees - R-2	–	–	5
Administrative service fees - R-3	–	–	11
Administrative service fees - R-4	–	–	4
Administrative service fees - R-5	–	–	2
Registration fees - Class A	39	N/A	47
Registration fees - Class B	18	N/A	17
Registration fees - Class C	21	N/A	16
Registration fees - Class J	33	N/A	N/A
Registration fees - Class P	N/A	N/A	15
Registration fees - Institutional	34	75	26
Service fees - R-1	–	–	5
Service fees - R-2	–	–	5
Service fees - R-3	–	–	41
Service fees - R-4	–	1	33
Service fees - R-5	–	1	53
Shareholder reports - Class A	71	N/A	105
Shareholder reports - Class B	2	N/A	11
Shareholder reports - Class C	2	N/A	5
Shareholder reports - Class J	101	N/A	N/A
Shareholder reports - Class P	N/A	N/A	2
Shareholder reports - Institutional	2	8	3
Transfer agent fees - Class A	567	N/A	1,009
Transfer agent fees - Class B	29	N/A	138
Transfer agent fees - Class C	25	N/A	54
Transfer agent fees - Class J	338	N/A	N/A
Transfer agent fees - Class P	N/A	N/A	19
Transfer agent fees - Institutional	15	91	23
Custodian fees	8	325	9
Directors' expenses	19	35	33
Professional fees	37	34	18
Other expenses	14	15	18
Total Gross Expenses	6,919	21,953	13,314
Less: Reimbursement from Manager	–	598	–
Less: Reimbursement from Manager - Class A	1,583	N/A	–
Less: Reimbursement from Manager - Class B	132	N/A	–
Less: Reimbursement from Manager - Class C	83	N/A	–
Less: Reimbursement from Manager - Class J	1,686	N/A	N/A
Less: Reimbursement from Manager - Class P	N/A	N/A	2
Less: Reimbursement from Manager - Institutional	784	–	–
Less: Reimbursement from Distributor - Class B	23	N/A	–
Less: Reimbursement from Distributor - Class C	183	N/A	–
Total Net Expenses	2,445	21,355	13,312
Net Investment Income (Loss)	–	44,833	28,199

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	9	93,700	58,459
Foreign currency transactions	–	(2,698)	–
Futures contracts	–	12,463	–
Net increase from payments by affiliates	140	–	–
Change in unrealized appreciation/depreciation of:
Investments	–	279,266	414,442
Futures contracts	–	4,320	–
Translation of assets and liabilities in foreign currencies	–	1,146	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	149	388,197	472,901
Net Increase (Decrease) in Net Assets Resulting from Operations	$149	$433,030	$501,100

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

Principal LifeTime		Principal LifeTime	Principal LifeTime
Amounts in thousands	2010 Fund	2015 Fund	2020 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$41,100	$19,778	$134,129
Total Income	41,100	19,778	134,129
Expenses:
Management and investment advisory fees	507	272	1,794
Distribution fees - Class A	99	N/A	273
Distribution fees - Class B	N/A	N/A	50
Distribution fees - Class J	1,026	N/A	3,261
Distribution fees - R-1	68	57	215
Distribution fees - R-2	68	41	234
Distribution fees - R-3	192	190	695
Distribution fees - R-4	68	56	239
Administrative service fees - R-1	54	45	172
Administrative service fees - R-2	45	28	156
Administrative service fees - R-3	54	53	195
Administrative service fees - R-4	20	17	72
Administrative service fees - R-5	12	8	40
Registration fees - Class A	18	N/A	25
Registration fees - Class B	N/A	N/A	16
Registration fees - Class J	18	N/A	53
Registration fees - Institutional	22	43	52
Service fees - R-1	49	41	154
Service fees - R-2	56	34	195
Service fees - R-3	192	190	695
Service fees - R-4	170	140	595
Service fees - R-5	286	192	1,010
Shareholder reports - Class A	6	N/A	10
Shareholder reports - Class B	N/A	N/A	1
Shareholder reports - Class J	12	N/A	44
Shareholder reports - Institutional	1	2	2
Transfer agent fees - Class A	53	N/A	148
Transfer agent fees - Class B	N/A	N/A	13
Transfer agent fees - Class J	104	N/A	368
Transfer agent fees - Institutional	7	1	27
Directors' expenses	31	17	96
Professional fees	16	15	21
Other expenses	21	10	71
Total Gross Expenses	3,275	1,452	10,992
Less: Reimbursement from Manager - Class A	27	N/A	45
Less: Reimbursement from Manager - Class B	N/A	N/A	24
Less: Reimbursement from Distributor - Class J	456	N/A	1,449
Total Net Expenses	2,792	1,452	9,474
Net Investment Income (Loss)	38,308	18,326	124,655

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	11,924	27,843	170,089
Capital gain distribution received from affiliated Funds	12,156	5,846	41,055
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	109,666	58,938	531,150
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	133,746	92,627	742,294
Net Increase (Decrease) in Net Assets Resulting from Operations	$172,054	$110,953	$866,949

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

Principal LifeTime		Principal LifeTime	Principal LifeTime
Amounts in thousands	2025 Fund	2030 Fund	2035 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$25,764	$125,243	$16,702
Total Income	25,764	125,243	16,702
Expenses:
Management and investment advisory fees	371	1,711	252
Distribution fees - Class A	N/A	237	N/A
Distribution fees - Class B	N/A	47	N/A
Distribution fees - Class J	N/A	3,485	N/A
Distribution fees - R-1	61	181	54
Distribution fees - R-2	55	224	34
Distribution fees - R-3	274	620	191
Distribution fees - R-4	62	223	49
Administrative service fees - R-1	49	145	43
Administrative service fees - R-2	37	150	23
Administrative service fees - R-3	77	174	53
Administrative service fees - R-4	18	67	15
Administrative service fees - R-5	11	37	7
Registration fees - Class A	N/A	21	N/A
Registration fees - Class B	N/A	16	N/A
Registration fees - Class J	N/A	50	N/A
Registration fees - Institutional	64	63	51
Service fees - R-1	44	129	39
Service fees - R-2	46	187	28
Service fees - R-3	274	621	191
Service fees - R-4	153	559	123
Service fees - R-5	281	931	183
Shareholder reports - Class A	N/A	13	N/A
Shareholder reports - Class B	N/A	1	N/A
Shareholder reports - Class J	N/A	61	N/A
Shareholder reports - Institutional	1	2	1
Transfer agent fees - Class A	N/A	158	N/A
Transfer agent fees - Class B	N/A	14	N/A
Transfer agent fees - Class J	N/A	513	N/A
Transfer agent fees - Institutional	1	13	1
Directors' expenses	22	92	15
Professional fees	15	20	15
Other expenses	13	66	9
Total Gross Expenses	1,929	10,831	1,377
Less: Reimbursement from Manager - Class A	N/A	71	N/A
Less: Reimbursement from Manager - Class B	N/A	25	N/A
Less: Reimbursement from Distributor - Class J	N/A	1,549	N/A
Total Net Expenses	1,929	9,186	1,377
Net Investment Income (Loss)	23,835	116,057	15,325

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	47,479	155,960	30,511
Capital gain distribution received from affiliated Funds	8,063	42,689	5,740
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	115,976	664,474	104,319
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	171,518	863,123	140,570
Net Increase (Decrease) in Net Assets Resulting from Operations	$195,353	$979,180	$155,895

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

Principal LifeTime		Principal LifeTime	Principal LifeTime
Amounts in thousands	2040 Fund	2045 Fund	2050 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$74,298	$8,743	$33,072
Total Income	74,298	8,743	33,072
Expenses:
Management and investment advisory fees	1,064	135	485
Distribution fees - Class A	154	N/A	104
Distribution fees - Class B	37	N/A	12
Distribution fees - Class J	1,904	N/A	476
Distribution fees - R-1	130	34	62
Distribution fees - R-2	154	24	77
Distribution fees - R-3	360	96	152
Distribution fees - R-4	142	35	68
Administrative service fees - R-1	104	27	49
Administrative service fees - R-2	103	16	52
Administrative service fees - R-3	101	27	43
Administrative service fees - R-4	42	11	20
Administrative service fees - R-5	22	4	10
Registration fees - Class A	20	N/A	24
Registration fees - Class B	16	N/A	15
Registration fees - Class J	50	N/A	23
Registration fees - Institutional	56	38	51
Service fees - R-1	93	24	44
Service fees - R-2	129	20	65
Service fees - R-3	360	96	152
Service fees - R-4	354	87	169
Service fees - R-5	555	102	258
Shareholder reports - Class A	14	N/A	9
Shareholder reports - Class B	1	N/A	1
Shareholder reports - Class J	45	N/A	17
Shareholder reports - Institutional	3	3	3
Transfer agent fees - Class A	122	N/A	91
Transfer agent fees - Class B	12	N/A	8
Transfer agent fees - Class J	411	N/A	201
Transfer agent fees - Institutional	7	1	4
Directors' expenses	61	9	28
Professional fees	18	14	16
Other expenses	40	5	18
Total Gross Expenses	6,684	808	2,807
Less: Reimbursement from Manager - Class A	77	N/A	72
Less: Reimbursement from Manager - Class B	25	N/A	22
Less: Reimbursement from Distributor - Class J	846	N/A	212
Total Net Expenses	5,736	808	2,501
Net Investment Income (Loss)	68,562	7,935	30,571

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	101,802	16,069	50,002
Capital gain distribution received from affiliated Funds	26,909	3,049	11,886
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	496,563	63,802	243,201
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	625,274	82,920	305,089
Net Increase (Decrease) in Net Assets Resulting from Operations	$693,836	$90,855	$335,660

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

			Principal
	Principal LifeTime	Principal LifeTime	LifeTime Strategic
Amounts in thousands	2055 Fund	2060 Fund(a)	Income Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$1,577	$1	$20,694
Total Income	1,577	1	20,694
Expenses:
Management and investment advisory fees	26	–	238
Distribution fees - Class A	N/A	N/A	77
Distribution fees - Class B	N/A	N/A	4
Distribution fees - Class J	N/A	1	326
Distribution fees - R-1	5	–	35
Distribution fees - R-2	3	–	30
Distribution fees - R-3	14	–	101
Distribution fees - R-4	5	–	24
Administrative service fees - R-1	4	–	28
Administrative service fees - R-2	2	–	20
Administrative service fees - R-3	4	–	28
Administrative service fees - R-4	1	–	7
Administrative service fees - R-5	1	–	5
Registration fees - Class A	N/A	N/A	17
Registration fees - Class B	N/A	N/A	15
Registration fees - Class J	N/A	22	20
Registration fees - Institutional	20	23	28
Service fees - R-1	4	–	25
Service fees - R-2	2	–	25
Service fees - R-3	14	–	101
Service fees - R-4	13	–	60
Service fees - R-5	18	–	111
Shareholder reports - Class A	N/A	N/A	2
Shareholder reports - Class J	N/A	2	5
Shareholder reports - Institutional	2	–	3
Transfer agent fees - Class A	N/A	N/A	45
Transfer agent fees - Class B	N/A	N/A	6
Transfer agent fees - Class J	N/A	7	39
Transfer agent fees - Institutional	1	1	2
Directors' expenses	3	1	16
Professional fees	14	1	15
Other expenses	1	–	10
Total Gross Expenses	157	58	1,468
Less: Reimbursement from Manager - Class A	N/A	N/A	27
Less: Reimbursement from Manager - Class B	N/A	N/A	20
Less: Reimbursement from Manager - Class J	N/A	30	–
Less: Reimbursement from Manager - Institutional	–	23	–
Less: Reimbursement from Manager - R-1	–	1	–
Less: Reimbursement from Manager - R-2	–	1	–
Less: Reimbursement from Manager - R-4	–	1	–
Less: Reimbursement from Manager - R-5	–	1	–
Less: Reimbursement from Distributor - Class J	N/A	–	145
Total Net Expenses	157	1	1,276
Net Investment Income (Loss)	1,420	–	19,418

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	2,915	1	1,373
Capital gain distribution received from affiliated Funds	555	–	4,547
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	12,963	50	16,756
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	16,433	51	22,676
Net Increase (Decrease) in Net Assets Resulting from Operations	$17,853	$51	$42,094

(a)	Period from March 1, 2013, date operations commenced, through October 31, 2013.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	Real Estate	SAM	SAM Conservative
Amounts in thousands	Securities Fund	Balanced Portfolio	Balanced Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$–	$101,293	$37,552
Dividends	42,263	–	–
Interest	14	–	–
Total Income	42,277	101,293	37,552
Expenses:
Management and investment advisory fees	12,878	13,123	4,253
Distribution fees - Class A	394	4,438	1,015
Distribution fees - Class B	50	1,429	261
Distribution fees - Class C	258	5,930	1,921
Distribution fees - Class J	672	3,476	1,794
Distribution fees - R-1	27	15	15
Distribution fees - R-2	45	31	8
Distribution fees - R-3	129	133	49
Distribution fees - R-4	47	40	15
Administrative service fees - R-1	22	12	12
Administrative service fees - R-2	30	21	6
Administrative service fees - R-3	36	37	14
Administrative service fees - R-4	14	12	4
Administrative service fees - R-5	11	8	2
Registration fees - Class A	23	40	37
Registration fees - Class B	16	21	20
Registration fees - Class C	19	25	25
Registration fees - Class J	20	67	54
Registration fees - Class P	15	N/A	N/A
Registration fees - Institutional	45	57	35
Service fees - R-1	19	11	11
Service fees - R-2	38	26	7
Service fees - R-3	130	133	49
Service fees - R-4	116	101	37
Service fees - R-5	276	198	59
Shareholder reports - Class A	43	204	48
Shareholder reports - Class B	3	29	7
Shareholder reports - Class C	5	57	21
Shareholder reports - Class J	46	43	19
Shareholder reports - Class P	3	N/A	N/A
Shareholder reports - Institutional	21	1	1
Transfer agent fees - Class A	327	1,638	371
Transfer agent fees - Class B	28	227	44
Transfer agent fees - Class C	48	474	158
Transfer agent fees - Class J	244	393	214
Transfer agent fees - Class P	33	N/A	N/A
Transfer agent fees - Institutional	349	2	1
Custodian fees	6	–	–
Directors' expenses	29	69	24
Professional fees	18	20	15
Other expenses	22	48	15
Total Gross Expenses	16,555	32,589	10,641
Less: Reimbursement from Manager - Class A	–	–	215
Less: Reimbursement from Manager - Class B	27	–	55
Less: Reimbursement from Manager - Class C	–	–	88
Less: Reimbursement from Manager - Class J	–	–	50
Less: Reimbursement from Distributor - Class J	299	1,545	797
Total Net Expenses	16,229	31,044	9,436
Net Investment Income (Loss)	26,048	70,249	28,116

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	216,748	–	–
Investment transactions in affiliated Funds	–	150,183	24,836
Capital gain distribution received from affiliated Funds	–	15,266	3,522
Change in unrealized appreciation/depreciation of:
Investments	(69,792)	–	–
Investments in affiliated Funds	–	376,117	75,939
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	146,956	541,566	104,297
Net Increase (Decrease) in Net Assets Resulting from Operations	$173,004	$611,815	$132,413

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	SAM Conservative	SAM Flexible	SAM Strategic
Amounts in thousands	Growth Portfolio	Income Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$55,836	$56,299	$30,638
Total Income	55,836	56,299	30,638
Expenses:
Management and investment advisory fees	8,735	5,308	5,419
Distribution fees - Class A	3,144	1,685	2,089
Distribution fees - Class B	1,100	318	825
Distribution fees - Class C	4,715	2,435	2,925
Distribution fees - Class J	1,646	2,313	975
Distribution fees - R-1	14	4	13
Distribution fees - R-2	22	6	10
Distribution fees - R-3	54	24	40
Distribution fees - R-4	17	11	13
Administrative service fees - R-1	11	3	10
Administrative service fees - R-2	14	4	7
Administrative service fees - R-3	15	7	11
Administrative service fees - R-4	5	3	4
Administrative service fees - R-5	6	1	2
Registration fees - Class A	32	73	26
Registration fees - Class B	17	23	20
Registration fees - Class C	23	26	22
Registration fees - Class J	38	87	30
Registration fees - Institutional	42	31	29
Service fees - R-1	10	3	9
Service fees - R-2	18	5	9
Service fees - R-3	53	24	40
Service fees - R-4	44	28	32
Service fees - R-5	140	38	55
Shareholder reports - Class A	156	60	135
Shareholder reports - Class B	27	14	24
Shareholder reports - Class C	56	28	44
Shareholder reports - Class J	22	24	16
Shareholder reports - Institutional	1	1	1
Transfer agent fees - Class A	1,229	469	1,015
Transfer agent fees - Class B	189	57	155
Transfer agent fees - Class C	442	187	332
Transfer agent fees - Class J	221	263	153
Transfer agent fees - Institutional	2	3	2
Directors' expenses	47	32	31
Professional fees	17	16	18
Other expenses	32	19	20
Total Gross Expenses	22,356	13,633	14,561
Less: Reimbursement from Distributor - Class J	732	1,028	433
Total Net Expenses	21,624	12,605	14,128
Net Investment Income (Loss)	34,212	43,694	16,510

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Funds	114,746	25,900	111,006
Capital gain distribution received from affiliated Funds	13,800	2,571	10,305
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	357,370	39,722	240,577
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	485,916	68,193	361,888
Net Increase (Decrease) in Net Assets Resulting from Operations	$520,128	$111,887	$378,398

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	Short-Term	SmallCap	SmallCap
Amounts in thousands	Income Fund	Blend Fund	Growth Fund I
Net Investment Income (Loss)
Income:
Dividends	$–	$6,194	$6,333
Interest	35,966	12	83
Total Income	35,966	6,206	6,416
Expenses:
Management and investment advisory fees	7,135	3,092	17,613
Distribution fees - Class A	579	375	N/A
Distribution fees - Class B	N/A	39	N/A
Distribution fees - Class C	1,029	95	N/A
Distribution fees - Class J	558	766	114
Distribution fees - R-1	7	8	10
Distribution fees - R-2	5	8	10
Distribution fees - R-3	22	13	36
Distribution fees - R-4	4	4	15
Administrative service fees - R-1	6	6	8
Administrative service fees - R-2	3	5	7
Administrative service fees - R-3	6	4	10
Administrative service fees - R-4	1	1	4
Administrative service fees - R-5	1	1	3
Registration fees - Class A	66	26	N/A
Registration fees - Class B	N/A	15	N/A
Registration fees - Class C	22	20	N/A
Registration fees - Class J	33	24	17
Registration fees - Class P	27	N/A	N/A
Registration fees - Institutional	94	19	24
Service fees - R-1	5	6	7
Service fees - R-2	4	7	8
Service fees - R-3	22	13	36
Service fees - R-4	9	9	37
Service fees - R-5	18	25	66
Shareholder reports - Class A	66	61	N/A
Shareholder reports - Class B	N/A	3	N/A
Shareholder reports - Class C	12	3	N/A
Shareholder reports - Class J	27	50	6
Shareholder reports - Class P	2	N/A	N/A
Shareholder reports - Institutional	12	–	8
Transfer agent fees - Class A	597	399	N/A
Transfer agent fees - Class B	N/A	27	N/A
Transfer agent fees - Class C	115	24	N/A
Transfer agent fees - Class J	185	213	41
Transfer agent fees - Class P	29	N/A	N/A
Transfer agent fees - Institutional	153	3	79
Custodian fees	7	11	46
Directors' expenses	29	9	28
Professional fees	23	29	19
Other expenses	15	6	14
Total Gross Expenses	10,928	5,419	18,266
Less: Reimbursement from Manager	–	–	360
Less: Reimbursement from Manager - Class B	N/A	24	N/A
Less: Reimbursement from Manager - Class C	–	18	N/A
Less: Reimbursement from Manager - Institutional	–	2	–
Less: Reimbursement from Manager - R-4	1	–	–
Less: Reimbursement from Distributor - Class J	248	340	51
Total Net Expenses	10,679	5,035	17,855
Net Investment Income (Loss)	25,287	1,171	(11,439)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	9,174	53,481	181,070
Futures contracts	(139)	3,125	22,955
Change in unrealized appreciation/depreciation of:
Investments	(12,573)	83,123	328,222
Futures contracts	172	479	4,813
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(3,366)	140,208	537,060
Net Increase (Decrease) in Net Assets Resulting from Operations	$21,921	$141,379	$525,621

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2013

	SmallCap	SmallCap S&P 600	SmallCap
Amounts in thousands	Growth Fund II	Index Fund	Value Fund II
Net Investment Income (Loss)
Income:
Dividends	$669	$10,324	$24,164
Withholding tax	–	–	(15)
Interest	7	14	49
Total Income	676	10,338	24,198
Expenses:
Management and investment advisory fees	1,705	1,061	12,472
Distribution fees - Class J	94	526	68
Distribution fees - R-1	4	41	8
Distribution fees - R-2	7	51	17
Distribution fees - R-3	8	203	25
Distribution fees - R-4	3	64	10
Administrative service fees - R-1	3	33	6
Administrative service fees - R-2	5	34	12
Administrative service fees - R-3	2	57	7
Administrative service fees - R-4	1	19	3
Administrative service fees - R-5	1	14	2
Registration fees - Class J	17	19	17
Registration fees - Institutional	18	36	26
Service fees - R-1	2	29	5
Service fees - R-2	6	42	14
Service fees - R-3	8	203	25
Service fees - R-4	8	161	26
Service fees - R-5	15	353	56
Shareholder reports - Class J	9	29	4
Shareholder reports - Institutional	1	12	9
Transfer agent fees - Class J	49	188	41
Transfer agent fees - Institutional	1	105	65
Custodian fees	20	21	61
Directors' expenses	5	13	22
Professional fees	17	17	19
Other expenses	2	14	11
Total Gross Expenses	2,011	3,345	13,031
Less: Reimbursement from Manager	34	–	304
Less: Reimbursement from Manager - Class J	8	–	–
Less: Reimbursement from Manager - Institutional	–	20	–
Less: Reimbursement from Distributor - Class J	42	234	30
Total Net Expenses	1,927	3,091	12,697
Net Investment Income (Loss)	(1,251)	7,247	11,501

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	23,577	32,592	141,089
Futures contracts	2,099	5,338	13,915
Change in unrealized appreciation/depreciation of:
Investments	38,064	185,051	228,409
Futures contracts	480	(46)	3,693
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	64,220	222,935	387,106
Net Increase (Decrease) in Net Assets Resulting from Operations	$62,969	$230,182	$398,607

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Bond & Mortgage Securities Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	58,461		$62,414
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									7,099		32,950
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								(72,773)			65,432
		Net Increase (Decrease) in Net Assets Resulting from Operations							(7,213)		160,796

Dividends and Distributions to Shareholders
From net investment income								(57,577)			(69,911)
					Total Dividends and Distributions			(57,577)			(69,911)

Capital Share Transactions
Net increase (decrease) in capital share transactions									60,118		262,149
				Total increase (decrease) in net assets					(4,672)		353,034

Net Assets
Beginning of period								2,348,059			1,995,025
End of period (including undistributed net investment income as set forth below)								$2,343,387			$2,348,059
Undistributed (overdistributed) net investment income (loss)								$	5,447		$1,743

	Class A	Class B	Class C	Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$9,361	$129	$2,197	$15,375	$276,745	$1,034	$3,498	$6,326	$5,640	$10,847
Reinvested	2,413	37	100	3,938	47,838	142	308	699	741	1,207
Redeemed	(29,381)	(2,215)	(3,946)	(41,392)	(175,397)	(6,614)	(7,729)	(12,211)	(12,276)	(37,296)
Net Increase (Decrease)	$(17,607) $	(2,049) $	(1,649) $ (22,079) $		149,186	$(5,438) $	(3,923) $	(5,186) $	(5,895) $ (25,242)
Shares:
Sold	853	12	199	1,391	25,228	94	320	581	506	997
Reinvested	221	3	9	359	4,390	13	29	64	67	111
Redeemed	(2,699)	(201)	(362)	(3,772)	(16,100)	(604)	(713)	(1,121)	(1,113)	(3,411)
Net Increase (Decrease)	(1,625)	(186)	(154)	(2,022)	13,518	(497)	(364)	(476)	(540)	(2,303)
Year Ended October 31, 2012
Dollars:
Sold	$18,037	$289	$3,819	$20,746	$350,832	$2,710	$4,280	$12,203	$9,198	$19,215
Reinvested	3,712	118	152	5,829	54,760	285	538	1,170	1,051	2,020
Redeemed	(30,269)	(3,516)	(2,558)	(37,101)	(124,410)	(2,988)	(6,845)	(17,284)	(7,097)	(16,747)
Net Increase (Decrease)	$(8,520) $	(3,109) $	1,413 $ (10,526) $		281,182	$7	$(2,027) $	(3,911) $	3,152	$4,488
Shares:
Sold	1,668	26	352	1,905	32,174	250	398	1,133	840	1,769
Reinvested	342	11	14	534	5,042	26	50	108	96	187
Redeemed	(2,787)	(324)	(236)	(3,411)	(11,491)	(277)	(638)	(1,600)	(646)	(1,558)
Net Increase (Decrease)	(777)	(287)	130	(972)	25,725	(1)	(190)	(359)	290	398

Distributions:
Year Ended October 31, 2013
From net investment
income	$(2,516) $	(38) $	(110) $	(3,974) $	(47,842) $	(142) $	(308) $	(699) $	(741) $	(1,207)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(2,516) $	(38) $	(110) $	(3,974) $	(47,842) $	(142) $	(308) $	(699) $	(741) $	(1,207)
Year Ended October 31, 2012
From net investment
income	$(3,915) $	(122) $	(170) $	(5,876) $	(54,764) $	(285) $	(538) $	(1,170) $	(1,051) $	(2,020)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(3,915) $	(122) $	(170) $	(5,876) $	(54,764) $	(285) $	(538) $	(1,170) $	(1,051) $	(2,020)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Core Plus Bond Fund I
							Year Ended	Year Ended
							October 31, 2013	October 31, 2012
Operations
Net investment income (loss)							$62,710	$83,905
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							20,321	95,433
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							(96,412)	101,125
		Net Increase (Decrease) in Net Assets Resulting from Operations					(13,381)	280,463

Dividends and Distributions to Shareholders
From net investment income							(104,290)	(86,907)
From net realized gain on investments							(47,228)	–
					Total Dividends and Distributions		(151,518)	(86,907)

Capital Share Transactions
Net increase (decrease) in capital share transactions							(14,537)	227,549
				Total increase (decrease) in net assets			(179,436)	421,105

Net Assets
Beginning of period							3,475,989	3,054,884
End of period (including undistributed net investment income as set forth below)							$3,296,553	$3,475,989
Undistributed (overdistributed) net investment income (loss)							$68,444	$74,188

	Institutional	R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$381,470	$1,019	$916	$2,845	$2,624	$12,128
Reinvested	148,368	135	197	680	542	1,596
Redeemed	(528,899)	(1,202)	(2,205)	(9,929)	(8,448)	(16,374)
Net Increase (Decrease)	$939	$(48) $	(1,092) $	(6,404) $	(5,282) $	(2,650)
Shares:
Sold	33,747	91	81	252	231	1,069
Reinvested	13,025	12	17	60	48	141
Redeemed	(46,918)	(109)	(195)	(883)	(750)	(1,476)
Net Increase (Decrease)	(146)	(6)	(97)	(571)	(471)	(266)
Year Ended October 31, 2012
Dollars:
Sold	$498,665	$1,101	$2,464	$7,954	$7,247	$13,930
Reinvested	84,985	73	191	540	309	809
Redeemed	(358,811)	(981)	(5,430)	(11,963)	(5,451)	(8,083)
Net Increase (Decrease)	$224,839	$193	$(2,775) $	(3,469) $	2,105	$6,656
Shares:
Sold	44,372	98	220	707	643	1,230
Reinvested	7,869	7	18	50	29	75
Redeemed	(31,935)	(88)	(489)	(1,045)	(482)	(718)
Net Increase (Decrease)	20,306	17	(251)	(288)	190	587

Distributions:
Year Ended October 31, 2013
From net investment
income	$(102,226) $	(84) $	(121) $	(425) $	(358) $	(1,076)
From net realized gain on
investments	(46,142)	(51)	(76)	(255)	(184)	(520)
Total Dividends and Distributions $ (148,368) $		(135) $	(197) $	(680) $	(542) $	(1,596)
Year Ended October 31, 2012
From net investment
income	$(84,985) $	(73) $	(191) $	(540) $	(309) $	(809)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and Distributions $	(84,985) $	(73) $	(191) $	(540) $	(309) $	(809)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Diversified International Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	76,677	$	64,838
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								159,483			(58,477)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								582,735			202,727
		Net Increase (Decrease) in Net Assets Resulting from Operations						818,895			209,088

Dividends and Distributions to Shareholders
From net investment income								(73,597)			(40,930)
					Total Dividends and Distributions			(73,597)			(40,930)

Capital Share Transactions
Net increase (decrease) in capital share transactions								692,021			523,110
				Total increase (decrease) in net assets				1,437,319			691,268

Net Assets
Beginning of period								3,467,478			2,776,210
End of period (including undistributed net investment income as set forth below)								$4,904,797			$3,467,478
Undistributed (overdistributed) net investment income (loss)								$	61,573	$	53,569

	Class A	Class B Class C		Class J	Class P	Institutional	R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$19,679	$50	$2,649	$15,285	$1,439	$1,021,842	$1,169	$1,631	$7,398	$8,700	$12,163
Reinvested	3,308	9	88	3,020	13	63,363	94	172	903	758	1,501
Redeemed	(38,997)	(2,798)	(2,006)	(31,892)	(864)	(338,536)	(3,521)	(5,251)	(15,122)	(8,104)	(26,122)
Net Increase (Decrease)	$(16,010) $	(2,739) $	731	$(13,587) $	588	$746,669	$(2,258) $	(3,448) $	(6,821) $	1,354	$(12,458)
Shares:
Sold	1,822	4	241	1,423	134	95,501	111	154	707	806	1,128
Reinvested	323	1	9	298	1	6,218	9	17	89	73	146
Redeemed	(3,661)	(260)	(186)	(3,023)	(82)	(31,380)	(331)	(504)	(1,412)	(743)	(2,460)
Net Increase (Decrease)	(1,516)	(255)	64	(1,302)	53	70,339	(211)	(333)	(616)	136	(1,186)
Year Ended October 31, 2012
Dollars:
Sold	$15,515	$95	$1,137	$14,863	$531	$669,504	$1,416	$1,715	$5,539	$9,085	$15,124
Reinvested	2,261	–	30	2,207	7	33,918	58	114	610	504	997
Redeemed	(41,438)	(5,067)	(2,413)	(36,307)	(433)	(108,901)	(2,445)	(4,198)	(17,155)	(13,531)	(20,232)
Net Increase (Decrease)	$(23,662) $	(4,972) $	(1,246) $ (19,237) $		105	$594,521	$(971) $	(2,369) $ (11,006) $		(3,942) $	(4,111)
Shares:
Sold	1,659	10	120	1,610	58	71,312	152	184	597	957	1,574
Reinvested	255	–	3	251	1	3,846	7	13	69	56	112
Redeemed	(4,407)	(538)	(254)	(3,903)	(47)	(11,703)	(259)	(451)	(1,813)	(1,436)	(2,123)
Net Increase (Decrease)	(2,493)	(528)	(131)	(2,042)	12	63,455	(100)	(254)	(1,147)	(423)	(437)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(3,622) $	(9) $	(93) $	(3,023) $	(19) $	(63,403)	$(94) $	(172) $	(903) $	(758) $	(1,501)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(3,622) $	(9) $	(93) $	(3,023) $	(19) $	(63,403)	$(94) $	(172) $	(903) $	(758) $	(1,501)
Year Ended October 31, 2012
From net investment
income	$(2,464) $	–	$(32) $	(2,209) $	(10) $	(33,932)	$(58) $	(114) $	(610) $	(504) $	(997)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(2,464) $	–	$(32) $	(2,209) $	(10) $	(33,932)	$(58) $	(114) $	(610) $	(504) $	(997)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Equity Income Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)									$137,876		$115,168
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									88,916		46,086
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									737,128		333,703
		Net Increase (Decrease) in Net Assets Resulting from Operations							963,920		494,957

Dividends and Distributions to Shareholders
From net investment income									(131,857)		(110,312)
					Total Dividends and Distributions				(131,857)		(110,312)

Capital Share Transactions
Net increase (decrease) in capital share transactions									209,818		430,203
				Total increase (decrease) in net assets				1,041,881			814,848

Net Assets
Beginning of period								4,238,703			3,423,855
End of period (including undistributed net investment income as set forth below)								$5,280,584			$4,238,703
Undistributed (overdistributed) net investment income (loss)								$	26,571		$16,693

	Class A	Class B Class C Class P Institutional R-1					R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$213,618	$753	$45,688	$38,635	$428,350	$1,397	$2,370	$23,765	$18,544	$31,614
Reinvested	19,264	927	1,955	1,454	99,904	66	156	1,388	1,118	3,317
Redeemed	(164,866)	(29,112)	(21,260)	(18,684)	(450,676)	(1,131)	(2,669)	(7,293)	(8,148)	(20,626)
Net Increase (Decrease)	$68,016	$(27,432) $	26,383	$21,405	$77,578	$332	$(143) $	17,860	$11,514	$14,305
Shares:
Sold	9,987	36	2,140	1,811	20,305	67	114	1,126	903	1,493
Reinvested	915	45	95	69	4,740	3	7	66	53	157
Redeemed	(7,759)	(1,373)	(1,024)	(872)	(20,798)	(55)	(125)	(343)	(382)	(983)
Net Increase (Decrease)	3,143	(1,292)	1,211	1,008	4,247	15	(4)	849	574	667
Year Ended October 31, 2012
Dollars:
Sold	$178,756	$747	$18,610	$23,176	$712,100	$1,033	$4,522	$24,923	$23,100	$80,091
Reinvested	16,059	1,214	1,597	815	84,593	59	115	830	578	1,551
Redeemed	(159,848)	(29,982)	(19,209)	(10,260)	(502,280)	(1,078)	(1,087)	(7,422)	(5,207)	(7,893)
Net Increase (Decrease)	$34,967	$(28,021) $	998	$13,731	$294,413	$14	$3,550	$18,331	$18,471	$73,749
Shares:
Sold	9,532	41	1,011	1,231	37,792	57	239	1,337	1,247	4,237
Reinvested	854	66	87	43	4,491	3	6	44	31	82
Redeemed	(8,520)	(1,620)	(1,049)	(549)	(26,657)	(58)	(58)	(394)	(275)	(415)
Net Increase (Decrease)	1,866	(1,513)	49	725	15,626	2	187	987	1,003	3,904

Distributions:
Year Ended October 31, 2013
From net investment
income	$(19,995) $	(951) $	(2,373) $	(1,835) $ (100,637) $		(66) $	(177) $	(1,388) $	(1,118) $	(3,317)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(19,995) $	(951) $	(2,373) $	(1,835) $ (100,637) $		(66) $	(177) $	(1,388) $	(1,118) $	(3,317)
Year Ended October 31, 2012
From net investment
income	$(16,935) $	(1,262) $	(1,997) $	(1,116) $	(85,867) $	(59) $	(117) $	(830) $	(578) $	(1,551)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(16,935) $	(1,262) $	(1,997) $	(1,116) $	(85,867) $	(59) $	(117) $	(830) $	(578) $	(1,551)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Global Diversified Income Fund
					Year Ended	Year Ended
					October 31, 2013	October 31, 2012
Operations
Net investment income (loss)					$334,497	$211,051
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements					10,186	53,125
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies					61,531	282,038
		Net Increase (Decrease) in Net Assets Resulting from Operations			406,214	546,214

Dividends and Distributions to Shareholders
From net investment income					(329,143)	(200,495)
From net realized gain on investments					(51,304)	(8,978)
				Total Dividends and Distributions	(380,447)	(209,473)

Capital Share Transactions
Net increase (decrease) in capital share transactions					2,734,922	2,396,931
				Total increase (decrease) in net assets	2,760,689	2,733,672

Net Assets
Beginning of period					5,431,941	2,698,269
End of period (including undistributed net investment income as set forth below)					$8,192,630	$5,431,941
Undistributed (overdistributed) net investment income (loss)					$53,706	$25,163

	Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$1,677,170	$1,092,053	$1,746,491	$253,054
Reinvested	122,647	68,956	60,366	46,062
Redeemed	(1,159,172)	(331,824)	(661,608)	(179,273)
Net Increase (Decrease)	$640,645	$829,185	$1,145,249	$119,843
Shares:
Sold	118,055	77,197	124,277	17,936
Reinvested	8,697	4,916	4,306	3,279
Redeemed	(82,763)	(23,682)	(47,183)	(12,763)
Net Increase (Decrease)	43,989	58,431	81,400	8,452
Year Ended October 31, 2012
Dollars:
Sold	$1,164,173	$810,397	$806,777	$218,850
Reinvested	67,743	34,729	22,603	35,702
Redeemed	(334,017)	(129,606)	(188,882)	(111,538)
Net Increase (Decrease)	$897,899	$715,520	$640,498	$143,014
Shares:
Sold	85,762	59,888	59,768	16,215
Reinvested	5,024	2,587	1,678	2,665
Redeemed	(24,830)	(9,668)	(14,091)	(8,378)
Net Increase (Decrease)	65,956	52,807	47,355	10,502

Distributions:
Year Ended October 31, 2013
From net investment
income	$(119,569)	$(80,510)	$(87,494)	$(41,570)
From net realized gain
on investments	(18,897)	(14,535)	(11,126)	(6,746)
Total Dividends and
Distributions	$(138,466)	$(95,045)	$(98,620)	$(48,316)
Year Ended October 31, 2012
From net investment
income	$(75,263)	$(48,417)	$(40,590)	$(36,225)
From net realized gain
on investments	(3,275)	(2,416)	(1,535)	(1,752)
Total Dividends and
Distributions	$(78,538)	$(50,833)	$(42,125)	$(37,977)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Global Real Estate Securities Fund
								Year Ended	Year Ended
								October 31, 2013	October 31, 2012
Operations
Net investment income (loss)								$24,616	$13,483
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								75,494	24,675
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								78,134	93,781
			Net Increase (Decrease) in Net Assets Resulting from Operations					178,244	131,939

Dividends and Distributions to Shareholders
From net investment income								(66,419)	(13,934)
From net realized gain on investments								(20,475)	–
							Total Dividends and Distributions	(86,894)	(13,934)

Capital Share Transactions
Net increase (decrease) in capital share transactions								414,241	726,781
							Total increase (decrease) in net assets	505,591	844,786

Net Assets
Beginning of period								1,110,708	265,922
End of period (including undistributed net investment income as set forth below)								$1,616,299	$1,110,708
Undistributed (overdistributed) net investment income (loss)								$(15,392)	$3,868

	Class A		Class C		Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$68,522		$21,830	$52,059			$476,932
Reinvested	2,558		358		548		82,305
Redeemed	(23,288)		(3,006)		(10,009)		(254,568)
Net Increase (Decrease)	$47,792		$19,182	$42,598			$304,669
Shares:
Sold	8,430		2,735		6,073		56,216
Reinvested	326		47		66		9,937
Redeemed	(2,944)		(380)		(1,179)		(29,658)
Net Increase (Decrease)	5,812		2,402		4,960		36,495
Year Ended October 31, 2012
Dollars:
Sold	$11,092		$2,402		$4,099		$731,824
Reinvested	249		31		42		13,488
Redeemed	(6,077)		(812)		(1,236)		(28,321)
Net Increase (Decrease)	$5,264		$1,621		$2,905		$716,991
Shares:
Sold	1,503		330		529		97,742
Reinvested	36		5		6		1,781
Redeemed	(875)		(118)		(167)		(3,623)
Net Increase (Decrease)	664		217		368		95,900

Distributions:
Year Ended October 31, 2013
From net investment
income	$(2,027) $		(345) $		(738) $		(63,309)
From net realized gain on
investments	(599)		(112)		(142)		(19,622)
Total Dividends and
Distributions	$(2,626	) $	(457) $		(880	) $	(82,931)
Year Ended October 31, 2012
From net investment
income	$(295	) $	(49	) $	(100	) $	(13,490)
From net realized gain on
investments	–		–		–		–
Total Dividends and
Distributions	$(295	) $	(49	) $	(100	) $	(13,490)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

								Government & High
Amounts in thousands								Quality Bond Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$42,852		$	51,070
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								13,776			15,823
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								(68,336)			14,960
		Net Increase (Decrease) in Net Assets Resulting from Operations						(11,708)			81,853

Dividends and Distributions to Shareholders
From net investment income								(56,413)			(64,963)
					Total Dividends and Distributions			(56,413)			(64,963)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(67,328)			168,304
				Total increase (decrease) in net assets				(135,449)			185,194

Net Assets
Beginning of period								1,921,729		1,736,535
End of period (including undistributed net investment income as set forth below)								$1,786,280		$1,921,729
Undistributed (overdistributed) net investment income (loss)								$	(2,287)	$	(2,613)

	Class A	Class B	Class C	Class J	Class P Institutional R-1			R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$98,382	$319	$28,339	$37,690	$11,780	$163,086	$788	$1,082	$5,614	$4,376	$6,117
Reinvested	13,044	168	2,113	4,272	420	33,716	84	145	534	332	591
Redeemed	(219,025)	(5,076)	(57,618)	(47,996)	(18,495)	(105,626)	(1,322)	(2,284)	(9,417)	(4,680)	(8,781)
Net Increase (Decrease)	$(107,599) $	(4,589) $ (27,166) $		(6,034) $	(6,295) $	91,176	$(450) $	(1,057) $	(3,269) $	28	$(2,073)
Shares:
Sold	8,735	28	2,518	3,345	1,046	14,672	70	97	500	389	546
Reinvested	1,169	15	189	383	38	3,024	8	13	48	30	53
Redeemed	(19,719)	(456)	(5,206)	(4,305)	(1,660)	(9,539)	(118)	(204)	(841)	(420)	(781)
Net Increase (Decrease)	(9,815)	(413)	(2,499)	(577)	(576)	8,157	(40)	(94)	(293)	(1)	(182)
Year Ended October 31, 2012
Dollars:
Sold	$178,032	$1,264	$53,391	$54,872	$16,971	$70,668	$1,421	$2,942	$9,261	$4,775	$8,162
Reinvested	14,858	347	2,319	4,528	472	38,788	115	212	716	375	682
Redeemed	(105,274)	(8,435)	(24,196)	(27,910)	(12,824)	(95,387)	(1,368)	(4,026)	(9,063)	(3,447)	(4,937)
Net Increase (Decrease)	$87,616	$(6,824) $	31,514	$31,490	$4,619	$14,069	$168	$(872) $	914	$1,703	$3,907
Shares:
Sold	15,720	111	4,720	4,840	1,497	6,228	126	260	819	422	720
Reinvested	1,312	31	205	399	42	3,424	10	19	63	33	60
Redeemed	(9,304)	(747)	(2,141)	(2,463)	(1,130)	(8,427)	(121)	(356)	(800)	(305)	(436)
Net Increase (Decrease)	7,728	(605)	2,784	2,776	409	1,225	15	(77)	82	150	344

Distributions:
Year Ended October 31, 2013
From net investment
income	$(13,763) $	(176) $	(2,221) $	(4,331) $	(497) $	(33,733) $	(84) $	(147) $	(538) $	(332) $	(591)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(13,763) $	(176) $	(2,221) $	(4,331) $	(497) $	(33,733) $	(84) $	(147) $	(538) $	(332) $	(591)
Year Ended October 31, 2012
From net investment
income	$(15,994) $	(372) $	(2,524) $	(4,570) $	(593) $	(38,799) $	(115) $	(212) $	(727) $	(375) $	(682)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(15,994) $	(372) $	(2,524) $	(4,570) $	(593) $	(38,799) $	(115) $	(212) $	(727) $	(375) $	(682)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							High Yield Fund
							Year Ended	Year Ended
							October 31, 2013	October 31, 2012
Operations
Net investment income (loss)							$239,594	$245,862
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							87,591	39,120
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							5,054	146,852
		Net Increase (Decrease) in Net Assets Resulting from Operations					332,239	431,834

Dividends and Distributions to Shareholders
From net investment income							(247,907)	(253,332)
From net realized gain on investments							(32,621)	(114,420)
						Total Dividends and Distributions	(280,528)	(367,752)

Capital Share Transactions
Net increase (decrease) in capital share transactions							298,273	280,531
						Total increase (decrease) in net assets	349,984	344,613

Net Assets
Beginning of period							3,773,646	3,429,033
End of period (including undistributed net investment income as set forth below)							$4,123,630	$3,773,646
Undistributed (overdistributed) net investment income (loss)							$(3,687)	$182

	Class A		Class B	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$1,029,482		$1,161	$85,689	$340,667	$811,392
Reinvested	119,620		2,094	31,072	34,474	58,084
Redeemed	(1,039,467)		(12,943)	(168,758)	(313,310)	(680,984)
Net Increase (Decrease)	$109,635	$(9,688) $ (51,997) $ 61,831				$188,492
Shares:
Sold	130,670		147	10,740	43,159	103,439
Reinvested	15,146		264	3,904	4,363	7,444
Redeemed	(131,743)		(1,630)	(21,199)	(39,665)	(86,992)
Net Increase (Decrease)	14,073		(1,219)	(6,555)	7,857	23,891
Year Ended October 31, 2012
Dollars:
Sold	$832,997	$1,182 $ 140,525			$254,208	$340,318
Reinvested	160,240		3,635	40,543	39,306	67,187
Redeemed	(858,267)		(15,967)	(113,711)	(170,543)	(441,122)
Net Increase (Decrease)	$134,970	$(11,150	) $	67,357	$122,971	$(33,617)
Shares:
Sold	109,398		155	18,284	33,299	45,040
Reinvested	21,254		481	5,345	5,205	9,001
Redeemed	(112,931)		(2,088)	(14,790)	(22,324)	(58,421)
Net Increase (Decrease)	17,721		(1,452)	8,839	16,180	(4,380)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(116,527)	$(2,130) $ (33,249) $ (39,973) $				(56,028)
From net realized gain
on investments	(15,596)		(344)	(4,985)	(4,930)	(6,766)
Total Dividends and
Distributions	$(132,123)	$(2,474) $ (38,234) $ (44,903) $				(62,794)
Year Ended October 31, 2012
From net investment
income	$(125,066)	$(2,890) $ (35,054) $ (37,474) $				(52,848)
From net realized gain
on investments	(57,241)		(1,706)	(17,710)	(15,505)	(22,258)
Total Dividends and
Distributions	$(182,307)	$(4,596) $ (52,764) $ (52,979) $				(75,106)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands				High Yield Fund I
				Year Ended	Year Ended
				October 31, 2013	October 31, 2012
Operations
Net investment income (loss)				$83,690	$91,089
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				30,391	31,338
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				97	42,888
			Net Increase (Decrease) in Net Assets Resulting from Operations	114,178	165,315

Dividends and Distributions to Shareholders
From net investment income				(150,072)	(109,881)
From net realized gain on investments				(34,647)	(32,592)
			Total Dividends and Distributions	(184,719)	(142,473)

Capital Share Transactions
Net increase (decrease) in capital share transactions				409,234	(466,461)
			Total increase (decrease) in net assets	338,693	(443,619)

Net Assets
Beginning of period				1,189,513	1,633,132
End of period (including undistributed net investment income as set forth below)				$1,528,206	$1,189,513
Undistributed (overdistributed) net investment income (loss)				$151	$67,300

	Class A(a) Institutional
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$33,149		$596,357
Reinvested	57		181,856
Redeemed	(346)		(401,839)
Net Increase (Decrease)	$32,860		$376,374
Shares:
Sold	3,095		55,137
Reinvested	5		16,908
Redeemed	(32)		(37,634)
Net Increase (Decrease)	3,068		34,411
Year Ended October 31, 2012
Dollars:
Sold	N/A $		375,435
Reinvested	N/A		141,967
Redeemed	N/A		(983,863)
Net Increase (Decrease)	N/A $(466,461)
Shares:
Sold	N/A		34,718
Reinvested	N/A		13,946
Redeemed	N/A		(91,866)
Net Increase (Decrease)	N/A		(43,202)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(57	) $	(150,015)
From net realized gain on
investments	–		(34,647)
Total Dividends and
Distributions	$(57	) $	(184,662)
Year Ended October 31, 2012
From net investment
income	N/A $(109,881)
From net realized gain on
investments	N/A		(32,592)
Total Dividends and
Distributions	N/A $(142,473)

(a)	Period from March 1, 2013, date operations commenced, through October 31, 2013.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Income Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	90,264	$	86,561
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									15,805		(7,051)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									(92,222)	102,322
		Net Increase (Decrease) in Net Assets Resulting from Operations							13,847	181,832

Dividends and Distributions to Shareholders
From net investment income									(97,119)	(90,963)
					Total Dividends and Distributions				(97,119)	(90,963)

Capital Share Transactions
Net increase (decrease) in capital share transactions								177,976		660,209
				Total increase (decrease) in net assets					94,704	751,078

Net Assets
Beginning of period								2,349,937		1,598,859
End of period (including undistributed net investment income as set forth below)								$2,444,641		$2,349,937
Undistributed (overdistributed) net investment income (loss)								$	(8,775)	$	(8,837)

	Class A	Class B Class C		Class J	Class P Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$87,956	$428	$23,255	$35,929	$9,684	$283,180	$5,479	$733	$11,020	$11,060	$12,633
Reinvested	11,940	300	2,322	3,409	538	75,694	97	43	704	471	690
Redeemed	(133,492)	(5,873)	(35,544)	(38,066)	(11,827)	(153,228)	(971)	(678)	(5,938)	(3,455)	(10,517)
Net Increase (Decrease)	$(33,596) $	(5,145) $	(9,967) $	1,272	$(1,605) $	205,646	$4,605	$98	$5,786	$8,076	$2,806
Shares:
Sold	8,918	43	2,347	3,636	980	28,797	559	74	1,120	1,121	1,280
Reinvested	1,220	31	236	348	55	7,722	10	4	71	48	70
Redeemed	(13,711)	(598)	(3,642)	(3,895)	(1,215)	(15,692)	(99)	(69)	(606)	(354)	(1,089)
Net Increase (Decrease)	(3,573)	(524)	(1,059)	89	(180)	20,827	470	9	585	815	261
Year Ended October 31, 2012
Dollars:
Sold	$108,557	$1,364	$33,173	$41,500	$10,103	$518,651	$883	$865	$9,144	$8,185	$10,090
Reinvested	12,400	528	2,311	3,023	408	69,547	19	30	525	193	604
Redeemed	(64,059)	(7,075)	(15,982)	(15,870)	(5,383)	(50,098)	(255)	(71)	(1,946)	(3,267)	(7,888)
Net Increase (Decrease)	$56,898	$(5,183) $	19,502	$28,653	$5,128	$538,100	$647	$824	$7,723	$5,111	$2,806
Shares:
Sold	11,189	141	3,400	4,271	1,042	53,427	89	90	940	836	1,032
Reinvested	1,276	54	237	310	42	7,127	2	3	54	20	62
Redeemed	(6,614)	(730)	(1,641)	(1,639)	(554)	(5,126)	(26)	(7)	(199)	(337)	(794)
Net Increase (Decrease)	5,851	(535)	1,996	2,942	530	55,428	65	86	795	519	300

Distributions:
Year Ended October 31, 2013
From net investment income $	(12,468) $	(329) $	(2,488) $	(3,476) $	(647) $	(75,706) $	(97) $	(43) $	(704) $	(471) $	(690)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(12,468) $	(329) $	(2,488) $	(3,476) $	(647) $	(75,706) $	(97) $	(43) $	(704) $	(471) $	(690)
Year Ended October 31, 2012
From net investment income $	(13,178) $	(590) $	(2,634) $	(3,060) $	(563) $	(69,565) $	(19) $	(30) $	(525) $	(193) $	(606)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(13,178) $	(590) $	(2,634) $	(3,060) $	(563) $	(69,565) $	(19) $	(30) $	(525) $	(193) $	(606)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Inflation Protection Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	6,242	$7,671
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									813	48,198
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									(59,825)	1,382
		Net Increase (Decrease) in Net Assets Resulting from Operations							(52,770)	57,251

Dividends and Distributions to Shareholders
From net investment income									(3,836)	(2,585)
					Total Dividends and Distributions				(3,836)	(2,585)

Capital Share Transactions
Net increase (decrease) in capital share transactions									66,337	(25,756)
				Total increase (decrease) in net assets					9,731	28,910

Net Assets
Beginning of period									808,967	780,057
End of period (including undistributed net investment income as set forth below)									$818,698	$808,967
Undistributed (overdistributed) net investment income (loss)								$	(404)	$1,752

	Class A	Class C	Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$5,922	$1,296	$3,257	$287,149	$498	$342	$3,763	$1,856	$2,353
Reinvested	73	–	17	3,699	2	1	16	8	16
Redeemed	(15,526)	(4,714)	(7,639)	(205,285)	(1,319)	(791)	(2,420)	(2,026)	(4,211)
Net Increase (Decrease)	$(9,531) $	(3,418) $	(4,365) $	85,563	$(819) $	(448) $	1,359	$(162) $	(1,842)
Shares:
Sold	644	143	364	32,260	56	39	423	207	264
Reinvested	8	–	2	398	–	–	2	1	1
Redeemed	(1,728)	(540)	(863)	(23,299)	(148)	(89)	(276)	(232)	(464)
Net Increase (Decrease)	(1,076)	(397)	(497)	9,359	(92)	(50)	149	(24)	(199)
Year Ended October 31, 2012
Dollars:
Sold	$14,703	$4,259	$8,484	$340,052	$981	$756	$2,551	$1,747	$3,182
Reinvested	30	2	13	2,523	1	1	4	2	7
Redeemed	(17,334)	(1,267)	(7,862)	(373,495)	(576)	(637)	(1,975)	(695)	(1,213)
Net Increase (Decrease)	$(2,601) $	2,994	$635	$(30,920) $	406	$120	$580	$1,054	$1,976
Shares:
Sold	1,634	481	969	38,134	110	87	292	196	358
Reinvested	4	–	2	284	–	–	–	–	1
Redeemed	(1,947)	(143)	(894)	(42,062)	(65)	(73)	(222)	(77)	(136)
Net Increase (Decrease)	(309)	338	77	(3,644)	45	14	70	119	223

Distributions:
Year Ended October 31, 2013
From net investment income $	(77) $	–	$(17) $	(3,699) $	(2) $	(1) $	(16) $	(8) $	(16)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(77) $	–	$(17) $	(3,699) $	(2) $	(1) $	(16) $	(8) $	(16)
Year Ended October 31, 2012
From net investment income $	(32) $	(2) $	(13) $	(2,523) $	(1) $	(1) $	(4) $	(2) $	(7)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(32) $	(2) $	(13) $	(2,523) $	(1) $	(1) $	(4) $	(2) $	(7)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								International Emerging Markets Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	20,068	$	19,855
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									9,546	(34,013)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									48,017		78,177
		Net Increase (Decrease) in Net Assets Resulting from Operations							77,631		64,019

Dividends and Distributions to Shareholders
From net investment income									(21,495)	(17,557)
					Total Dividends and Distributions				(21,495)	(17,557)

Capital Share Transactions
Net increase (decrease) in capital share transactions								205,542		121,230
				Total increase (decrease) in net assets				261,678		167,692

Net Assets
Beginning of period								1,625,729		1,458,037
End of period (including undistributed net investment income as set forth below)								$1,887,407		$1,625,729
Undistributed (overdistributed) net investment income (loss)								$	13,001	$	17,267

	Class A	Class B	Class C	Class J	Class P Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$21,173	$84	$2,831	$19,274	$1,435	$497,117	$1,067	$1,324	$6,750	$5,612	$10,180
Reinvested	1,012	–	–	1,862	21	17,352	36	59	363	268	478
Redeemed	(33,460)	(2,813)	(4,366)	(42,628)	(1,343)	(244,017)	(2,085)	(4,025)	(26,148)	(6,816)	(15,055)
Net Increase (Decrease)	$(11,275) $	(2,729) $	(1,535) $ (21,492) $		113	$270,452	$(982) $	(2,642) $ (19,035) $		(936) $	(4,397)
Shares:
Sold	835	4	116	789	58	20,591	41	54	279	226	407
Reinvested	39	–	–	75	1	680	2	2	14	11	19
Redeemed	(1,327)	(118)	(179)	(1,764)	(54)	(9,746)	(85)	(163)	(1,081)	(278)	(606)
Net Increase (Decrease)	(453)	(114)	(63)	(900)	5	11,525	(42)	(107)	(788)	(41)	(180)
Year Ended October 31, 2012
Dollars:
Sold	$18,174	$250	$3,107	$25,135	$3,184	$267,506	$1,516	$2,081	$13,643	$7,400	$10,446
Reinvested	858	–	–	1,505	20	14,203	12	59	225	231	356
Redeemed	(26,423)	(3,747)	(3,387)	(37,901)	(2,839)	(138,846)	(2,367)	(3,975)	(10,388)	(11,066)	(7,742)
Net Increase (Decrease)	$(7,391) $	(3,497) $	(280) $ (11,261) $		365	$142,863	$(839) $	(1,835) $	3,480	$(3,435) $	3,060
Shares:
Sold	759	11	132	1,086	136	11,175	65	88	598	314	439
Reinvested	39	–	–	70	1	648	–	3	11	10	16
Redeemed	(1,108)	(166)	(147)	(1,655)	(123)	(5,933)	(101)	(173)	(445)	(470)	(325)
Net Increase (Decrease)	(310)	(155)	(15)	(499)	14	5,890	(36)	(82)	164	(146)	130

Distributions:
Year Ended October 31, 2013
From net investment income $	(1,027) $	–	$–	$(1,864) $	(32) $	(17,368) $	(36) $	(59) $	(363) $	(268) $	(478)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,027) $	–	$–	$(1,864) $	(32) $	(17,368) $	(36) $	(59) $	(363) $	(268) $	(478)
Year Ended October 31, 2012
From net investment income $	(874) $	–	$–	$(1,507) $	(30) $	(14,263) $	(12) $	(59) $	(225) $	(231) $	(356)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(874) $	–	$–	$(1,507) $	(30) $	(14,263) $	(12) $	(59) $	(225) $	(231) $	(356)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												International Fund I
												Year Ended	Year Ended
												October 31, 2013	October 31, 2012
Operations
Net investment income (loss)												$10,504	$21,774
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements												120,943	(10,893)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies												55,019	55,368
			Net Increase (Decrease) in Net Assets Resulting from Operations									186,466	66,249

Dividends and Distributions to Shareholders
From net investment income												(21,369)	(19,522)
									Total Dividends and Distributions			(21,369)	(19,522)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(619,990)	(160,072)
							Total increase (decrease) in net assets					(454,893)	(113,345)

Net Assets
Beginning of period												1,097,497	1,210,842
End of period (including undistributed net investment income as set forth below)												$642,604	$1,097,497
Undistributed (overdistributed) net investment income (loss)												$8,720	$18,238

	Institutional		R -1		R -2		R -3		R -4		R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$63,921		$743		$767		$1,793		$2,707		$2,010
Reinvested	20,990		44		48		75		104		108
Redeemed	(702,875)		(1,162)		(1,664)		(3,822)		(2,352)		(1,425)
Net Increase (Decrease)	$(617,964	) $	(375	) $	(849	) $	(1,954	) $	459		$693
Shares:
Sold	5,477		63		66		153		238		168
Reinvested	1,871		4		4		7		9		9
Redeemed	(59,615)		(100)		(143)		(333)		(201)		(122)
Net Increase (Decrease)	(52,267)		(33)		(73)		(173)		46		55
Year Ended October 31, 2012
Dollars:
Sold	$140,855		$848		$818		$1,279		$2,990		$4,276
Reinvested	19,112		31		35		106		133		105
Redeemed	(306,370)		(1,756)		(1,885)		(5,333)		(8,380)		(6,936)
Net Increase (Decrease)	$(146,403	) $	(877	) $	(1,032	) $	(3,948	) $	(5,257	) $	(2,555)
Shares:
Sold	13,576		83		78		125		301		405
Reinvested	1,991		3		4		11		14		11
Redeemed	(29,984)		(172)		(187)		(532)		(810)		(684)
Net Increase (Decrease)	(14,417)		(86)		(105)		(396)		(495)		(268)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(20,990	) $	(44	) $	(48	) $	(75	) $	(104	) $	(108)
From net realized gain on
investments	–		–		–		–		–		–
Total Dividends and Distributions $	(20,990	) $	(44	) $	(48	) $	(75	) $	(104	) $	(108)
Year Ended October 31, 2012
From net investment
income	$(19,112	) $	(31	) $	(35	) $	(106	) $	(133	) $	(105)
From net realized gain on
investments	–		–		–		–		–		–
Total Dividends and Distributions $	(19,112	) $	(31	) $	(35	) $	(106	) $	(133	) $	(105)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands														LargeCap Blend Fund II
														Year Ended	Year Ended
														October 31, 2013	October 31, 2012
Operations
Net investment income (loss)														$13,353	$13,035
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements														236,963	35,739
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														(20,895)	89,564
			Net Increase (Decrease) in Net Assets Resulting from Operations											229,421	138,338

Dividends and Distributions to Shareholders
From net investment income														(16,554)	(11,558)
									Total Dividends and Distributions					(16,554)	(11,558)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(571,092)	(55,463)
							Total increase (decrease) in net assets							(358,225)	71,317

Net Assets
Beginning of period														1,054,436	983,119
End of period (including undistributed net investment income as set forth below)														$696,211	$1,054,436
Undistributed (overdistributed) net investment income (loss)														$6,816	$10,149

	Class J Institutional R-1						R -2		R -3		R -4		R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$7,525		$33,446		$356		$615		$2,966		$2,201		$3,969
Reinvested	1,169		14,658		21		43		212		153		296
Redeemed	(16,699)		(602,843)		(792)		(3,043)		(4,922)		(6,267)		(4,156)
Net Increase (Decrease)	$(8,005	) $	(554,739	) $	(415	) $	(2,385	) $	(1,744	) $	(3,913	) $	109
Shares:
Sold	658		2,824		30		53		254		185		338
Reinvested	112		1,371		2		4		20		14		28
Redeemed	(1,471)		(48,465)		(70)		(267)		(419)		(524)		(348)
Net Increase (Decrease)	(701)		(44,270)		(38)		(210)		(145)		(325)		18
Year Ended October 31, 2012
Dollars:
Sold	$5,675		$63,995		$340		$1,083		$2,984		$4,524		$7,220
Reinvested	789		10,254		11		19		133		131		220
Redeemed	(19,278)		(100,834)		(607)		(4,066)		(8,550)		(8,420)		(11,086)
Net Increase (Decrease)	$(12,814	) $	(26,585	) $	(256	) $	(2,964	) $	(5,433	) $	(3,765	) $	(3,646)
Shares:
Sold	580		6,313		34		110		294		446		702
Reinvested	87		1,104		1		2		14		14		24
Redeemed	(1,968)		(10,010)		(61)		(406)		(842)		(830)		(1,070)
Net Increase (Decrease)	(1,301)		(2,593)		(26)		(294)		(534)		(370)		(344)

Distributions:
Year Ended October 31, 2013
From net investment income $	(1,171	) $	(14,658	) $	(21	) $	(43	) $	(212	) $	(153	) $	(296)
From net realized gain on
investments	–		–		–		–		–		–		–
Total Dividends and Distributions $	(1,171	) $	(14,658	) $	(21	) $	(43	) $	(212	) $	(153	) $	(296)
Year Ended October 31, 2012
From net investment income $	(790	) $	(10,254	) $	(11	) $	(19	) $	(133	) $	(131	) $	(220)
From net realized gain on
investments	–		–		–		–		–		–		–
Total Dividends and Distributions $	(790	) $	(10,254	) $	(11	) $	(19	) $	(133	) $	(131	) $	(220)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									LargeCap Growth Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	15,720	$	8,901
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									422,449		207,390
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									261,969		38,897
		Net Increase (Decrease) in Net Assets Resulting from Operations							700,138		255,188

Dividends and Distributions to Shareholders
From net investment income									(14,845)		(5,364)
					Total Dividends and Distributions				(14,845)		(5,364)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(9,176)		(121,489)
				Total increase (decrease) in net assets					676,117		128,335

Net Assets
Beginning of period									2,399,884		2,271,549
End of period (including undistributed net investment income as set forth below)									$3,076,001		$2,399,884
Undistributed (overdistributed) net investment income (loss)								$	5,873	$	5,356

Class A		Class B	Class C Class J		Class P Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$20,145	$82	$2,858	$8,594	$10,762	$697,281	$1,071	$1,947	$2,432	$5,731	$18,858
Reinvested	344	–	–	113	57	13,604	–	–	12	38	587
Redeemed	(46,388)	(3,518)	(2,183)	(10,861)	(3,912)	(593,230)	(4,861)	(5,131)	(11,630)	(5,166)	(106,812)
Net Increase (Decrease)	$(25,899) $	(3,436) $	675	$(2,154) $	6,907	$117,655	$(3,790) $	(3,184) $	(9,186) $	603	$(87,367)
Shares:
Sold	2,063	10	303	908	1,168	67,195	113	202	235	565	1,849
Reinvested	39	–	–	13	6	1,505	–	–	1	4	65
Redeemed	(4,800)	(392)	(240)	(1,158)	(406)	(58,772)	(519)	(541)	(1,138)	(498)	(10,556)
Net Increase (Decrease)	(2,698)	(382)	63	(237)	768	9,928	(406)	(339)	(902)	71	(8,642)
Year Ended October 31, 2012
Dollars:
Sold	$16,995	$255	$2,063	$7,660	$1,153	$502,592	$1,833	$1,469	$3,021	$4,159	$21,619
Reinvested	–	–	–	–	2	5,224	–	–	–	–	41
Redeemed	(46,669)	(4,980)	(3,193)	(9,179)	(924)	(548,202)	(9,373)	(2,984)	(19,152)	(15,519)	(29,400)
Net Increase (Decrease)	$(29,674) $	(4,725) $	(1,130) $	(1,519) $	231	$(40,386) $	(7,540) $	(1,515) $ (16,131) $ (11,360) $			(7,740)
Shares:
Sold	2,013	32	257	952	132	58,515	223	175	339	478	2,462
Reinvested	–	–	–	–	–	672	–	–	–	–	5
Redeemed	(5,560)	(631)	(393)	(1,143)	(108)	(62,298)	(1,167)	(373)	(2,190)	(1,743)	(3,387)
Net Increase (Decrease)	(3,547)	(599)	(136)	(191)	24	(3,111)	(944)	(198)	(1,851)	(1,265)	(920)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(350) $	–	$–	$(113) $	(67) $	(13,678) $	–	$–	$(12) $	(38) $	(587)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(350) $	–	$–	$(113) $	(67) $	(13,678) $	–	$–	$(12) $	(38) $	(587)
Year Ended October 31, 2012
From net investment
income	$–	$–	$–	$–	$(3) $	(5,320) $	–	$–	$–	$–	$(41)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$(3) $	(5,320) $	–	$–	$–	$–	$(41)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									LargeCap Growth Fund I
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)									$22,059	$10,194
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									406,373	220,166
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									1,262,445	156,316
		Net Increase (Decrease) in Net Assets Resulting from Operations							1,690,877	386,676

Dividends and Distributions to Shareholders
From net investment income									(25,087)	(4,620)
From net realized gain on investments									(214,462)	(121,184)
					Total Dividends and Distributions				(239,549)	(125,804)

Capital Share Transactions
Net increase (decrease) in capital share transactions									465,703	1,375,155
				Total increase (decrease) in net assets					1,917,031	1,636,027

Net Assets
Beginning of period									4,943,716	3,307,689
End of period (including undistributed net investment income as set forth below)									$6,860,747	$4,943,716
Undistributed (overdistributed) net investment income (loss)									$5,940	$8,968

Class A(a) Class J Institutional				R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$1,643	$18,887	$723,800	$2,216	$3,151	$45,350	$29,956	$63,541
Reinvested	–	3,303	219,287	280	616	4,562	3,019	8,478
Redeemed	(56)	(15,610)	(552,830)	(1,311)	(4,599)	(19,108)	(15,340)	(53,532)
Net Increase (Decrease)	$1,587	$6,580	$390,257	$1,185	$(832) $	30,804	$17,635	$18,487
Shares:
Sold	141	1,901	66,519	212	319	4,404	2,877	5,770
Reinvested	–	372	21,973	30	68	478	315	867
Redeemed	(5)	(1,606)	(49,888)	(132)	(462)	(1,841)	(1,449)	(5,133)
Net Increase (Decrease)	136	667	38,604	110	(75)	3,041	1,743	1,504
Year Ended October 31, 2012
Dollars:
Sold	N/A $	15,869	$1,515,219	$2,886	$7,264	$43,875	$32,272	$100,392
Reinvested	N/A	2,408	114,171	140	366	2,419	1,263	5,034
Redeemed	N/A	(14,739)	(371,160)	(1,184)	(4,189)	(19,199)	(7,526)	(50,426)
Net Increase (Decrease)	N/A $	3,538	$1,258,230	$1,842	$3,441	$27,095	$26,009	$55,000
Shares:
Sold	N/A	1,787	154,930	309	789	4,646	3,467	10,449
Reinvested	N/A	313	13,293	17	46	293	153	598
Redeemed	N/A	(1,682)	(36,767)	(128)	(462)	(1,983)	(799)	(5,071)
Net Increase (Decrease)	N/A	418	131,456	198	373	2,956	2,821	5,976

Distributions:
Year Ended October 31, 2013
From net investment
income	$–	$(56) $	(24,207)	$–	$–	$(83) $	(171) $	(570)
From net realized gain on
investments	–	(3,251)	(195,080)	(280)	(616)	(4,479)	(2,848)	(7,908)
Total Dividends and Distributions $	–	$(3,307) $	(219,287)	$(280) $	(616) $	(4,562) $	(3,019) $	(8,478)
Year Ended October 31, 2012
From net investment
income	N/A $	–	$(4,620)	$–	$–	$–	$–	$–
From net realized gain on
investments	N/A	(2,410)	(109,552)	(140)	(366)	(2,419)	(1,263)	(5,034)
Total Dividends and Distributions	N/A $	(2,410) $	(114,172)	$(140) $	(366) $	(2,419) $	(1,263) $	(5,034)

(a)	Period from March 1, 2013, date operations commenced, through October 31, 2013.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Growth Fund II
								Year Ended	Year Ended
								October 31, 2013	October 31, 2012
Operations
Net investment income (loss)								$10,964	$7,952
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								167,659	88,407
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								103,065	31,457
		Net Increase (Decrease) in Net Assets Resulting from Operations						281,688	127,816

Dividends and Distributions to Shareholders
From net investment income								(10,856)	(5,898)
From net realized gain on investments								(16,846)	(90,110)
					Total Dividends and Distributions			(27,702)	(96,008)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(172,156)	62,701
				Total increase (decrease) in net assets				81,830	94,509

Net Assets
Beginning of period								1,180,550	1,086,041
End of period (including undistributed net investment income as set forth below)								$1,262,380	$1,180,550
Undistributed (overdistributed) net investment income (loss)								$6,409	$6,306

	Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$2,897	$26,241	$218	$462	$1,461	$1,303	$9,983
Reinvested	610	26,367	21	50	190	105	355
Redeemed	(5,873)	(208,740)	(1,032)	(930)	(4,029)	(2,414)	(19,401)
Net Increase (Decrease)	$(2,366) $ (156,132) $		(793) $	(418) $	(2,378) $	(1,006) $	(9,063)
Shares:
Sold	345	2,802	25	54	166	145	1,065
Reinvested	79	3,078	2	6	24	12	42
Redeemed	(707)	(21,848)	(120)	(109)	(465)	(262)	(2,129)
Net Increase (Decrease)	(283)	(15,968)	(93)	(49)	(275)	(105)	(1,022)
Year Ended October 31, 2012
Dollars:
Sold	$2,982	$62,517	$567	$873	$3,341	$2,315	$8,603
Reinvested	2,426	90,119	115	337	944	688	1,377
Redeemed	(4,167)	(95,107)	(253)	(3,392)	(2,762)	(5,389)	(3,433)
Net Increase (Decrease)	$1,241	$57,529	$429	$(2,182) $	1,523	$(2,386) $	6,547
Shares:
Sold	394	7,513	75	114	426	288	1,048
Reinvested	366	12,212	16	50	136	97	192
Redeemed	(554)	(11,337)	(32)	(445)	(351)	(659)	(424)
Net Increase (Decrease)	206	8,388	59	(281)	211	(274)	816

Distributions:
Year Ended October 31, 2013
From net investment income $	(154) $	(10,522) $	–	$(5) $	(37) $	(25) $	(113)
From net realized gain on
investments	(457)	(15,848)	(21)	(45)	(153)	(80)	(242)
Total Dividends and Distributions $	(611) $	(26,370) $	(21) $	(50) $	(190) $	(105) $	(355)
Year Ended October 31, 2012
From net investment income $	(26) $	(5,804) $	– $	– $	(12) $	(15) $	(41)
From net realized gain on
investments	(2,402)	(84,315)	(115)	(337)	(932)	(673)	(1,336)
Total Dividends and Distributions $	(2,428) $	(90,119) $	(115) $	(337) $	(944) $	(688) $	(1,377)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										LargeCap S&P 500 Index Fund
										Year Ended		Year Ended
										October 31, 2013		October 31, 2012
Operations
Net investment income (loss)										$	60,376	$46,586
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											35,515	26,397
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											670,382	277,005
		Net Increase (Decrease) in Net Assets Resulting from Operations									766,273	349,988

Dividends and Distributions to Shareholders
From net investment income											(52,369)	(41,058)
					Total Dividends and Distributions						(52,369)	(41,058)

Capital Share Transactions
Net increase (decrease) in capital share transactions											180,781	205,548
				Total increase (decrease) in net assets							894,685	514,478

Net Assets
Beginning of period											2,816,532	2,302,054
End of period (including undistributed net investment income as set forth below)											$3,711,217	$2,816,532
Undistributed (overdistributed) net investment income (loss)										$	44,444	$36,448

	Class A	Class C Class J Institutional			R -1		R -2		R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$33,712	$8,063	$54,570	$312,955	$3,366		$7,456		$48,545	$44,948	$90,170
Reinvested	2,443	86	5,619	34,383	188		443		2,673	2,019	4,470
Redeemed	(29,919)	(2,454)	(59,727)	(233,262)	(5,684)		(10,686)		(45,175)	(21,588)	(66,833)
Net Increase (Decrease)	$6,236	$5,695	$462	$114,076	$(2,130	) $	(2,787	) $	6,043	$25,379	$27,807
Shares:
Sold	2,983	708	4,927	28,167	304		667		4,454	4,041	8,094
Reinvested	244	9	566	3,442	19		44		267	201	442
Redeemed	(2,719)	(226)	(5,451)	(20,951)	(510)		(992)		(4,073)	(1,953)	(6,092)
Net Increase (Decrease)	508	491	42	10,658	(187)		(281)		648	2,289	2,444
Year Ended October 31, 2012
Dollars:
Sold	$15,051	$2,668	$31,707	$285,806	$3,150		$9,716		$59,766	$26,807	$63,962
Reinvested	2,185	65	4,940	25,845	164		395		1,939	1,911	3,571
Redeemed	(26,468)	(1,672)	(51,388)	(97,081)	(4,583)		(12,886)		(38,179)	(43,481)	(58,362)
Net Increase (Decrease)	$(9,232) $	1,061	$(14,741) $	214,570	$(1,269) $		(2,775) $		23,526	$(14,763) $	9,171
Shares:
Sold	1,581	284	3,349	30,194	335		1,018		6,361	2,811	6,600
Reinvested	251	8	572	2,978	19		45		222	219	406
Redeemed	(2,789)	(178)	(5,465)	(10,169)	(485)		(1,364)		(3,962)	(4,538)	(6,241)
Net Increase (Decrease)	(957)	114	(1,544)	23,003	(131)		(301)		2,621	(1,508)	765

Distributions:
Year Ended October 31, 2013
From net investment
income	$(2,480) $	(88) $	(5,624) $	(34,384) $	(188) $		(443) $		(2,673) $	(2,019) $	(4,470)
From net realized gain on
investments	–	–	–	–	–		–		–	–	–
Total Dividends and Distributions $	(2,480) $	(88) $	(5,624) $	(34,384) $	(188) $		(443) $		(2,673) $	(2,019) $	(4,470)
Year Ended October 31, 2012
From net investment
income	$(2,222) $	(67) $	(4,944) $	(25,845) $	(164) $		(395) $		(1,939) $	(1,911) $	(3,571)
From net realized gain on
investments	–	–	–	–	–		–		–	–	–
Total Dividends and Distributions $	(2,222) $	(67) $	(4,944) $	(25,845) $	(164) $		(395) $		(1,939) $	(1,911) $	(3,571)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								LargeCap Value Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	45,181	$30,700
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								337,209		81,716
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								162,013		172,465
		Net Increase (Decrease) in Net Assets Resulting from Operations						544,403		284,881

Dividends and Distributions to Shareholders
From net investment income								(38,399)		(20,946)
					Total Dividends and Distributions			(38,399)		(20,946)

Capital Share Transactions
Net increase (decrease) in capital share transactions								943,708		92,480
					Total increase (decrease) in net assets			1,449,712		356,415

Net Assets
Beginning of period								1,849,735		1,493,320
End of period (including undistributed net investment income as set forth below)								$3,299,447		$1,849,735
Undistributed (overdistributed) net investment income (loss)								$	31,324	$24,851

	Class A	Class B	Class C Class J Institutional			R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$14,716	$166	$5,077	$16,036	$1,082,848	$299	$1,372	$839	$2,299	$10,903
Reinvested	2,556	4	21	847	34,555	14	25	46	34	234
Redeemed	(23,203)	(1,141)	(1,085)	(12,827)	(177,337)	(199)	(470)	(621)	(2,310)	(9,990)
Net Increase (Decrease)	$(5,931) $	(971) $	4,013	$4,056	$940,066	$114	$927	$264	$23	$1,147
Shares:
Sold	1,205	13	419	1,348	84,103	26	109	70	190	963
Reinvested	235	–	2	79	3,185	1	2	4	3	21
Redeemed	(1,918)	(94)	(86)	(1,075)	(14,477)	(17)	(40)	(52)	(187)	(804)
Net Increase (Decrease)	(478)	(81)	335	352	72,811	10	71	22	6	180
Year Ended October 31, 2012
Dollars:
Sold	$7,228	$93	$438	$7,613	$232,596	$338	$247	$630	$1,149	$2,070
Reinvested	1,367	–	4	412	19,014	6	11	23	24	50
Redeemed	(22,373)	(2,100)	(480)	(9,204)	(140,911)	(606)	(692)	(1,035)	(1,694)	(1,738)
Net Increase (Decrease)	$(13,778) $	(2,007) $	(38) $	(1,179) $	110,699	$(262) $	(434) $	(382) $	(521) $	382
Shares:
Sold	719	10	43	760	23,002	34	24	61	111	200
Reinvested	148	–	1	45	2,069	1	1	3	3	5
Redeemed	(2,214)	(211)	(48)	(934)	(13,809)	(61)	(68)	(102)	(164)	(169)
Net Increase (Decrease)	(1,347)	(201)	(4)	(129)	11,262	(26)	(43)	(38)	(50)	36

Distributions:
Year Ended October 31, 2013
From net investment income $	(2,617) $	(4) $	(22) $	(848) $	(34,555)	$(14) $	(25) $	(46) $	(34) $	(234)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(2,617) $	(4) $	(22) $	(848) $	(34,555)	$(14) $	(25) $	(46) $	(34) $	(234)
Year Ended October 31, 2012
From net investment income $	(1,401) $	–	$(4) $	(413) $	(19,014)	$(6) $	(11) $	(23) $	(24) $	(50)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,401) $	–	$(4) $	(413) $	(19,014)	$(6) $	(11) $	(23) $	(24) $	(50)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							LargeCap Value Fund I
							Year Ended	Year Ended
							October 31, 2013	October 31, 2012
Operations
Net investment income (loss)							$40,430	$39,474
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							471,664	121,285
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							(38,481)	119,737
		Net Increase (Decrease) in Net Assets Resulting from Operations					473,613	280,496

Dividends and Distributions to Shareholders
From net investment income							(45,391)	(33,260)
					Total Dividends and Distributions		(45,391)	(33,260)

Capital Share Transactions
Net increase (decrease) in capital share transactions							(1,711,343)	(42,462)
				Total increase (decrease) in net assets			(1,283,121)	204,774

Net Assets
Beginning of period							2,195,191	1,990,417
End of period (including undistributed net investment income as set forth below)							$912,070	$2,195,191
Undistributed (overdistributed) net investment income (loss)							$24,431	$29,392

	Institutional	R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$175,632	$677	$467	$497	$332	$7,777
Reinvested	45,071	44	27	41	55	153
Redeemed	(1,927,628)	(2,575)	(632)	(949)	(1,082)	(9,250)
Net Increase (Decrease)	$(1,706,925) $	(1,854) $	(138) $	(411) $	(695) $	(1,320)
Shares:
Sold	13,806	53	36	39	26	658
Reinvested	3,859	4	2	3	5	13
Redeemed	(141,264)	(194)	(50)	(75)	(89)	(692)
Net Increase (Decrease)	(123,599)	(137)	(12)	(33)	(58)	(21)
Year Ended October 31, 2012
Dollars:
Sold	$209,028	$518	$609	$587	$441	$221
Reinvested	33,128	25	17	29	44	16
Redeemed	(282,024)	(1,043)	(700)	(1,281)	(1,043)	(1,034)
Net Increase (Decrease)	$(39,868)	$(500) $	(74) $	(665) $	(558) $	(797)
Shares:
Sold	18,779	47	54	54	41	20
Reinvested	3,267	3	2	3	4	2
Redeemed	(25,099)	(94)	(64)	(118)	(94)	(99)
Net Increase (Decrease)	(3,053)	(44)	(8)	(61)	(49)	(77)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(45,071)	$(44) $	(27) $	(41) $	(55) $	(153)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$(45,071)	$(44) $	(27) $	(41) $	(55) $	(153)
Year Ended October 31, 2012
From net investment
income	$(33,129)	$(25) $	(17) $	(29) $	(44) $	(16)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and
Distributions	$(33,129)	$(25) $	(17) $	(29) $	(44) $	(16)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													LargeCap Value Fund III
													Year Ended	Year Ended
													October 31, 2013	October 31, 2012
Operations
Net investment income (loss)													$13,121	$18,647
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													90,801	51,698
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													111,501	56,376
			Net Increase (Decrease) in Net Assets Resulting from Operations										215,423	126,721

Dividends and Distributions to Shareholders
From net investment income													(17,208)	(19,865)
								Total Dividends and Distributions					(17,208)	(19,865)

Capital Share Transactions
Net increase (decrease) in capital share transactions													792,176	(501,286)
						Total increase (decrease) in net assets							990,391	(394,430)

Net Assets
Beginning of period													772,704	1,167,134
End of period (including undistributed net investment income as set forth below)													$1,763,095	$772,704
Undistributed (overdistributed) net investment income (loss)													$8,998	$13,085

	Class J Institutional			R -1		R -2		R -3		R -4		R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$5,674 $ 1,371,056			$203		$639		$1,422		$1,427		$10,449
Reinvested	1,161		15,350	29		85		148		97		335
Redeemed	(11,259)		(581,462)	(914)		(2,630)		(3,138)		(2,200)		(14,296)
Net Increase (Decrease)	$(4,424	) $	804,944	$(682	) $	(1,906	) $	(1,568	) $	(676	) $	(3,512)
Shares:
Sold	460		102,904	16		51		111		118		912
Reinvested	106		1,389	3		7		13		9		30
Redeemed	(935)		(44,852)	(75)		(220)		(257)		(174)		(1,116)
Net Increase (Decrease)	(369)		59,441	(56)		(162)		(133)		(47)		(174)
Year Ended October 31, 2012
Dollars:
Sold	$2,953		$21,553	$376		$631		$1,947		$1,057		$2,479
Reinvested	812		18,573	17		67		137		134		124
Redeemed	(12,499)		(513,983)	(1,154)		(4,736)		(7,272)		(7,217)		(5,285)
Net Increase (Decrease)	$(8,734) $ (473,857)			$(761	) $	(4,038	) $	(5,188	) $	(6,026	) $	(2,682)
Shares:
Sold	291		2,093	36		61		186		101		237
Reinvested	85		1,937	2		7		14		14		13
Redeemed	(1,221)		(49,912)	(111)		(460)		(668)		(718)		(510)
Net Increase (Decrease)	(845)		(45,882)	(73)		(392)		(468)		(603)		(260)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(1,164	) $	(15,350)	$(29	) $	(85	) $	(148	) $	(97	) $	(335)
From net realized gain on
investments	–		–	–		–		–		–		–
Total Dividends and
Distributions	$(1,164	) $	(15,350)	$(29	) $	(85	) $	(148	) $	(97	) $	(335)
Year Ended October 31, 2012
From net investment
income	$(812	) $	(18,574)	$(17	) $	(67	) $	(137	) $	(134	) $	(124)
From net realized gain on
investments	–		–	–		–		–		–		–
Total Dividends and
Distributions	$(812	) $	(18,574)	$(17	) $	(67	) $	(137	) $	(134	) $	(124)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										MidCap Fund(a)
									Year Ended		Year Ended
									October 31, 2013		October 31, 2012
Operations
Net investment income (loss)									$20,318		$	14,000
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									164,411			62,360
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									1,292,913			340,473
		Net Increase (Decrease) in Net Assets Resulting from Operations							1,477,642			416,833

Dividends and Distributions to Shareholders
From net investment income									(40,041)			(7,270)
From net realized gain on investments									(57,420)			(110,330)
						Total Dividends and Distributions			(97,461)			(117,600)

Capital Share Transactions
Net increase (decrease) in capital share transactions									2,260,384			1,684,986
						Total increase (decrease) in net assets			3,640,565			1,984,219

Net Assets
Beginning of period									3,670,608			1,686,389
End of period (including undistributed net investment income as set forth below)									$7,311,173			$3,670,608
Undistributed (overdistributed) net investment income (loss)									$	(6,500)	$	8,920

	Class A	Class B Class C			Class J	Class P Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$863,981	$579 $ 178,517			$35,361	$707,274	$1,438,002	$12,913	$23,384	$77,548	$68,211	$114,519
Reinvested	25,868	286		2,350	5,348	12,709	33,991	202	395	1,976	2,310	2,162
Redeemed	(413,722)	(8,757)		(22,310)	(41,363)	(186,332)	(566,559)	(3,537)	(12,167)	(30,323)	(29,950)	(32,482)
Net Increase (Decrease)	$476,127	$(7,892) $ 158,557			$(654) $ 533,651		$905,434	$9,578	$11,612	$49,201	$40,571	$84,199
Shares:
Sold	49,698	35		10,928	2,172	39,614	81,129	764	1,390	4,494	3,881	6,541
Reinvested	1,655	19		157	354	805	2,148	14	26	128	146	137
Redeemed	(23,698)	(528)		(1,328)	(2,487)	(10,472)	(31,551)	(210)	(709)	(1,761)	(1,687)	(1,841)
Net Increase (Decrease)	27,655	(474)		9,757	39	29,947	51,726	568	707	2,861	2,340	4,837
Year Ended October 31, 2012
Dollars:
Sold	$501,563	$812		$91,328	$34,136	$481,539	$934,873	$6,256	$14,580	$60,678	$55,569	$48,945
Reinvested	39,698	1,582		1,898	11,863	13,638	34,874	122	497	1,258	2,946	3,256
Redeemed	(182,937)	(13,059)		(12,443)	(39,429)	(72,207)	(268,696)	(1,056)	(4,470)	(10,511)	(20,203)	(31,914)
Net Increase (Decrease)	$358,324	$(10,665	) $	80,783	$6,570	$422,970	$701,051	$5,322	$10,607	$51,425	$38,312	$20,287
Shares:
Sold	34,556	58		6,527	2,454	33,300	63,600	442	1,049	4,197	3,756	3,342
Reinvested	3,081	127		154	954	1,045	2,665	10	40	99	225	251
Redeemed	(12,635)	(937)		(886)	(2,823)	(4,916)	(18,427)	(77)	(314)	(728)	(1,370)	(2,159)
Net Increase (Decrease)	25,002	(752)		5,795	585	29,429	47,838	375	775	3,568	2,611	1,434

Distributions:
Year Ended October 31, 2013
From net investment
income	$(10,317) $	– $		(869) $	(1,896) $	(5,990) $	(18,191)	$(69) $	(161) $	(749) $	(907) $	(892)
From net realized gain on
investments	(17,330)	(292)		(2,230)	(3,460)	(7,863)	(21,867)	(133)	(343)	(1,227)	(1,403)	(1,272)
Total Dividends and
Distributions	$(27,647) $	(292	) $	(3,099) $	(5,356) $	(13,853) $	(40,058)	$(202) $	(504) $	(1,976) $	(2,310) $	(2,164)
Year Ended October 31, 2012
From net investment
income	$(1,389) $	– $		–	$(308) $	(1,334) $	(3,843)	$–	$–	$(5) $	(189) $	(202)
From net realized gain on
investments	(40,212)	(1,617)		(2,579)	(11,573)	(12,982)	(33,675)	(122)	(503)	(1,253)	(2,757)	(3,057)
Total Dividends and
Distributions	$(41,601) $	(1,617	) $	(2,579) $ (11,881) $		(14,316) $	(37,518)	$(122) $	(503) $	(1,258) $	(2,946) $	(3,259)

(a)	Effective March 1, 2013, MidCap Blend Fund changed its name to MidCap Fund.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								MidCap Growth Fund
								Year Ended	Year Ended
								October 31, 2013	October 31, 2012
Operations
Net investment income (loss)								$(259)	$(322)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								26,399	5,661
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								2,126	1,237
		Net Increase (Decrease) in Net Assets Resulting from Operations						28,266	6,576

Dividends and Distributions to Shareholders
From net realized gain on investments								(5,431)	(14,605)
					Total Dividends and Distributions			(5,431)	(14,605)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(5,173)	(18,517)
				Total increase (decrease) in net assets				17,662	(26,546)

Net Assets
Beginning of period								105,134	131,680
End of period (including undistributed net investment income as set forth below)								$122,796	$105,134
Undistributed (overdistributed) net investment income (loss)								$–	$(223)

	Class J Institutional R-1			R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$7,418	$48,579	$267	$662	$639	$959	$11,034
Reinvested	1,509	1,451	94	137	308	151	762
Redeemed	(6,630)	(45,291)	(670)	(1,228)	(3,326)	(2,056)	(19,942)
Net Increase (Decrease)	$2,297	$4,739	$(309) $	(429) $	(2,379) $	(946) $	(8,146)
Shares:
Sold	1,020	6,004	38	88	84	119	1,315
Reinvested	242	205	15	20	44	21	105
Redeemed	(944)	(5,777)	(92)	(168)	(435)	(250)	(2,428)
Net Increase (Decrease)	318	432	(39)	(60)	(307)	(110)	(1,008)
Year Ended October 31, 2012
Dollars:
Sold	$3,294	$28,582	$320	$618	$1,034	$770	$5,269
Reinvested	3,048	3,540	181	374	709	871	3,835
Redeemed	(5,042)	(32,592)	(329)	(1,500)	(2,773)	(7,757)	(20,969)
Net Increase (Decrease)	$1,300	$(470) $	172	$(508) $	(1,030) $	(6,116) $ (11,865)
Shares:
Sold	515	3,996	48	89	145	105	711
Reinvested	537	557	31	61	113	136	588
Redeemed	(778)	(4,560)	(51)	(214)	(380)	(1,045)	(2,812)
Net Increase (Decrease)	274	(7)	28	(64)	(122)	(804)	(1,513)

Distributions:
Year Ended October 31, 2013
From net investment income $	–	$–	$– $	– $	– $	– $	–
From net realized gain on
investments	(1,510)	(2,466)	(94)	(140)	(308)	(151)	(762)
Total Dividends and Distributions $	(1,510) $	(2,466) $	(94) $	(140) $	(308) $	(151) $	(762)
Year Ended October 31, 2012
From net investment income $	–	$–	$– $	– $	– $	– $	–
From net realized gain on
investments	(3,055)	(5,580)	(181)	(374)	(709)	(871)	(3,835)
Total Dividends and Distributions $	(3,055) $	(5,580) $	(181) $	(374) $	(709) $	(871) $	(3,835)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									MidCap Growth Fund III
									Year Ended	Year Ended
									October 31, 2013	October 31, 2012
Operations
Net investment income (loss)									$(1,091)	$334
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									271,936	71,194
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									145,364	(36,774)
		Net Increase (Decrease) in Net Assets Resulting from Operations							416,209	34,754

Dividends and Distributions to Shareholders
From net investment income									(4,487)	–
From net realized gain on investments									(30,823)	–
						Total Dividends and Distributions			(35,310)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions									(292,053)	(86,638)
					Total increase (decrease) in net assets				88,846	(51,884)

Net Assets
Beginning of period									1,435,094	1,486,978
End of period (including undistributed net investment income as set forth below)									$1,523,940	$1,435,094
Undistributed (overdistributed) net investment income (loss)									$4	$327

	Class J Institutional		R -1		R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$5,061	$130,416	$634		$1,182	$1,923	$3,947	$11,059
Reinvested	697	32,757	82		137	507	501	629
Redeemed	(6,107)	(418,603)	(1,807)		(2,867)	(9,157)	(8,198)	(34,846)
Net Increase (Decrease)	$(349) $ (255,430) $		(1,091) $		(1,548) $	(6,727) $	(3,750) $ (23,158)
Shares:
Sold	447	10,893	55		106	163	318	849
Reinvested	70	3,000	8		13	47	46	57
Redeemed	(557)	(33,684)	(165)		(253)	(783)	(685)	(2,830)
Net Increase (Decrease)	(40)	(19,791)	(102)		(134)	(573)	(321)	(1,924)
Year Ended October 31, 2012
Dollars:
Sold	$3,895	$183,948	$1,044		$822	$3,311	$4,584	$10,993
Redeemed	(7,421)	(245,862)	(2,069)		(2,539)	(13,400)	(13,889)	(10,055)
Net Increase (Decrease)	$(3,526) $	(61,914) $	(1,025) $		(1,717) $ (10,089) $		(9,305) $	938
Shares:
Sold	385	16,658	103		80	306	422	989
Redeemed	(746)	(22,684)	(201)		(245)	(1,240)	(1,308)	(913)
Net Increase (Decrease)	(361)	(6,026)	(98)		(165)	(934)	(886)	76

Distributions:
Year Ended October 31, 2013
From net investment
income	$–	$(4,481) $	–	$	– $	– $	–	$(6)
From net realized gain on
investments	(697)	(28,276)	(82)		(137)	(507)	(501)	(623)
Total Dividends and Distributions $	(697) $	(32,757) $	(82) $		(137) $	(507) $	(501) $	(629)
Year Ended October 31, 2012
From net investment
income	$–	$–	$–	$	– $	– $	–	$–
From net realized gain on
investments	–	–	–		–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$	– $	– $	–	$–

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									MidCap S&P 400 Index Fund
									Year Ended	Year Ended
									October 31, 2013	October 31, 2012
Operations
Net investment income (loss)									$8,118	$4,861
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									29,205	18,605
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									169,499	33,969
		Net Increase (Decrease) in Net Assets Resulting from Operations							206,822	57,435

Dividends and Distributions to Shareholders
From net investment income									(6,534)	(3,464)
From net realized gain on investments									(19,392)	(18,223)
						Total Dividends and Distributions			(25,926)	(21,687)

Capital Share Transactions
Net increase (decrease) in capital share transactions									155,679	92,253
				Total increase (decrease) in net assets					336,575	128,001

Net Assets
Beginning of period									576,426	448,425
End of period (including undistributed net investment income as set forth below)									$913,001	$576,426
Undistributed (overdistributed) net investment income (loss)									$5,527	$3,808

	Class J Institutional		R -1	R -2		R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$23,318	$133,313	$4,484	$5,427		$48,078	$32,635	$58,439
Reinvested	2,031	11,401	372	620		3,518	2,425	4,913
Redeemed	(14,125)	(73,072)	(4,812)	(8,026)		(27,287)	(17,012)	(30,961)
Net Increase (Decrease)	$11,224	$71,642	$44	$(1,979	) $	24,309	$18,048	$32,391
Shares:
Sold	1,399	8,088	273	329		2,823	1,962	3,462
Reinvested	139	767	25	42		234	161	324
Redeemed	(866)	(4,376)	(296)	(485)		(1,627)	(1,012)	(1,855)
Net Increase (Decrease)	672	4,479	2	(114)		1,430	1,111	1,931
Year Ended October 31, 2012
Dollars:
Sold	$6,295	$91,925	$2,534	$2,664		$36,048	$22,212	$42,632
Reinvested	1,983	9,194	364	732		3,368	1,991	4,053
Redeemed	(7,995)	(43,152)	(2,620)	(5,935)		(23,547)	(17,631)	(32,862)
Net Increase (Decrease)	$283	$57,967	$278	$(2,539	) $	15,869	$6,572	$13,823
Shares:
Sold	449	6,467	179	185		2,586	1,553	2,966
Reinvested	160	724	29	57		263	155	314
Redeemed	(571)	(3,009)	(186)	(412)		(1,619)	(1,216)	(2,325)
Net Increase (Decrease)	38	4,182	22	(170)		1,230	492	955

Distributions:
Year Ended October 31, 2013
From net investment
income	$(431) $	(3,464) $	(47) $	(83) $		(692) $	(574) $	(1,243)
From net realized gain on
investments	(1,600)	(8,583)	(325)	(537)		(2,826)	(1,851)	(3,670)
Total Dividends and Distributions $	(2,031) $	(12,047) $	(372) $	(620) $		(3,518) $	(2,425) $	(4,913)
Year Ended October 31, 2012
From net investment
income	$(230) $	(1,872) $	(6) $	(23) $		(420) $	(283) $	(630)
From net realized gain on
investments	(1,755)	(7,322)	(358)	(709)		(2,948)	(1,708)	(3,423)
Total Dividends and Distributions $	(1,985) $	(9,194) $	(364) $	(732) $		(3,368) $	(1,991) $	(4,053)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									MidCap Value Fund I
									Year Ended	Year Ended
									October 31, 2013	October 31, 2012
Operations
Net investment income (loss)									$13,430	$16,007
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									354,326	122,316
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									76,675	50,807
		Net Increase (Decrease) in Net Assets Resulting from Operations							444,431	189,130

Dividends and Distributions to Shareholders
From net investment income									(20,031)	(8,906)
						Total Dividends and Distributions			(20,031)	(8,906)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(535,616)	2,060
				Total increase (decrease) in net assets					(111,216)	182,284

Net Assets
Beginning of period									1,621,530	1,439,246
End of period (including undistributed net investment income as set forth below)									$1,510,314	$1,621,530
Undistributed (overdistributed) net investment income (loss)									$6,043	$12,647

	Class J Institutional		R -1	R -2		R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$6,659	$143,537	$1,696	$3,151		$7,686	$9,011	$25,138
Reinvested	389	18,425	22	70		215	257	638
Redeemed	(9,096)	(682,638)	(3,050)	(6,558)		(10,342)	(9,434)	(31,392)
Net Increase (Decrease)	$(2,048) $ (520,676) $		(1,332) $	(3,337) $		(2,441) $	(166) $	(5,616)
Shares:
Sold	404	9,076	106	198		481	567	1,619
Reinvested	27	1,270	2	5		15	17	44
Redeemed	(567)	(42,274)	(190)	(421)		(642)	(589)	(1,967)
Net Increase (Decrease)	(136)	(31,928)	(82)	(218)		(146)	(5)	(304)
Year Ended October 31, 2012
Dollars:
Sold	$3,040	$179,149	$1,153	$2,056		$4,850	$6,455	$19,716
Reinvested	67	8,517	–	–		37	80	193
Redeemed	(9,102)	(170,598)	(1,644)	(4,461)		(16,183)	(11,816)	(9,449)
Net Increase (Decrease)	$(5,995) $	17,068	$(491) $	(2,405) $ (11,296) $			(5,281) $	10,460
Shares:
Sold	230	13,321	89	156		371	495	1,477
Reinvested	5	692	–	–		3	7	16
Redeemed	(685)	(12,754)	(125)	(344)		(1,220)	(881)	(709)
Net Increase (Decrease)	(450)	1,259	(36)	(188)		(846)	(379)	784

Distributions:
Year Ended October 31, 2013
From net investment
income	$(390) $	(18,439) $	(22) $	(70) $		(215) $	(257) $	(638)
From net realized gain on
investments	–	–	–	–		–	–	–
Total Dividends and Distributions $	(390) $	(18,439) $	(22) $	(70	) $	(215) $	(257) $	(638)
Year Ended October 31, 2012
From net investment
income	$(67) $	(8,529) $	–	$–		$(37) $	(80) $	(193)
From net realized gain on
investments	–	–	–	–		–	–	–
Total Dividends and Distributions $	(67) $	(8,529) $	–	$–		$(37) $	(80) $	(193)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										MidCap Value Fund III
										Year Ended	Year Ended
										October 31, 2013	October 31, 2012
Operations
Net investment income (loss)										$6,404	$1,116
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										29,578	5,526
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										93,123	5,974
			Net Increase (Decrease) in Net Assets Resulting from Operations							129,105	12,616

Dividends and Distributions to Shareholders
From net investment income										(1,226)	(805)
							Total Dividends and Distributions			(1,226)	(805)

Capital Share Transactions
Net increase (decrease) in capital share transactions										542,115	(6,486)
						Total increase (decrease) in net assets				669,994	5,325

Net Assets
Beginning of period										95,268	89,943
End of period (including undistributed net investment income as set forth below)										$765,262	$95,268
Undistributed (overdistributed) net investment income (loss)										$5,974	$796

	Class J Institutional R-1					R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$6,810 $ 563,716				$93	$330	$2,233	$2,460	$11,167
Reinvested	945		30		2	7	29	21	186
Redeemed	(11,563)		(21,990)		(65)	(315)	(964)	(292)	(10,725)
Net Increase (Decrease)	$(3,808) $ 541,756				$30	$22	$1,298	$2,189	$628
Shares:
Sold	432		35,063		6	22	144	161	774
Reinvested	68		2		–	1	2	2	13
Redeemed	(751)		(1,290)		(4)	(21)	(66)	(19)	(655)
Net Increase (Decrease)	(251)		33,775		2	2	80	144	132
Year Ended October 31, 2012
Dollars:
Sold	$3,030		$2,069		$92	$184	$1,173	$584	$1,462
Reinvested	702		11		1	5	12	10	64
Redeemed	(11,122)		(1,161)		(153)	(422)	(1,033)	(670)	(1,324)
Net Increase (Decrease)	$(7,390	) $	919		$(60) $	(233) $	152	$(76) $	202
Shares:
Sold	238		152		7	15	88	47	115
Reinvested	59		1		–	–	1	1	5
Redeemed	(875)		(86)		(12)	(33)	(82)	(53)	(101)
Net Increase (Decrease)	(578)		67		(5)	(18)	7	(5)	19

Distributions:
Year Ended October 31, 2013
From net investment income $	(945	) $	(36	) $	(2) $	(7) $	(29) $	(21) $	(186)
From net realized gain on
investments	–		–		–	–	–	–	–
Total Dividends and Distributions $	(945	) $	(36	) $	(2) $	(7) $	(29) $	(21) $	(186)
Year Ended October 31, 2012
From net investment income $	(702	) $	(11	) $	(1) $	(5) $	(12) $	(10) $	(64)
From net realized gain on
investments	–		–		–	–	–	–	–
Total Dividends and Distributions $	(702	) $	(11	) $	(1) $	(5) $	(12) $	(10) $	(64)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Money Market Fund
										Year Ended		Year Ended
										October 31, 2013		October 31, 2012
Operations
Net investment income (loss)										$	–		$–
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											149		4
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											–		–
			Net Increase (Decrease) in Net Assets Resulting from Operations								149		4

Capital Share Transactions
Net increase (decrease) in capital share transactions											12,653		(214,857)
						Total increase (decrease) in net assets					12,802		(214,853)

Net Assets
Beginning of period											1,123,781		1,338,634
End of period (including undistributed net investment income as set forth below)											$1,136,583		$1,123,781
Undistributed (overdistributed) net investment income (loss)										$	(2)		$–

	Class A		Class B	Class C	Class J	Institutional		R -1 (a)	R -2 (a)	R -3 (a)	R -4 (a)	R -5 (a)
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$598,551		$2,350	$26,882	$180,552	$578,995		N/A	N/A	N/A	N/A	N/A
Redeemed	(584,145)		(8,230)	(22,972)	(184,630)	(574,700)		N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	$14,406		$(5,880) $	3,910	$(4,078) $	4,295		N/A	N/A	N/A	N/A	N/A
Shares:
Sold	598,551		2,350	26,881	180,552	578,995		N/A	N/A	N/A	N/A	N/A
Redeemed	(584,145)		(8,230)	(22,972)	(184,630)	(574,700)		N/A	N/A	N/A	N/A	N/A
Net Increase (Decrease)	14,406		(5,880)	3,909	(4,078)	4,295		N/A	N/A	N/A	N/A	N/A
Year Ended October 31, 2012
Dollars:
Sold	$442,667		$3,747	$11,727	$128,717	$320,222		$1,197	$1,003	$6,140	$3,954	$11,723
Redeemed	(500,860)		(14,548)	(21,963)	(163,054)	(229,692)		(9,895)	(22,201)	(53,122)	(28,124)	(102,495)
Net Increase (Decrease)	$(58,193) $ (10,801) $			(10,236) $ (34,337) $		90,530		$(8,698) $ (21,198) $ (46,982) $ (24,170) $				(90,772)
Shares:
Sold	442,667		3,747	11,727	128,717	320,222		1,197	1,003	6,140	3,954	11,723
Redeemed	(500,860)		(14,548)	(21,963)	(163,054)	(229,692)		(9,895)	(22,201)	(53,122)	(28,124)	(102,495)
Net Increase (Decrease)	(58,193)		(10,801)	(10,236)	(34,337)	90,530		(8,698)	(21,198)	(46,982)	(24,170)	(90,772)

Distributions:
Year Ended October 31, 2013
From net investment
income	$–	$	– $	–	$–	$–		N/A	N/A	N/A	N/A	N/A
From net realized gain on
investments	–		–	–	–	–		N/A	N/A	N/A	N/A	N/A
Total Dividends and
Distributions	$–	$	– $	–	$–	$–		N/A	N/A	N/A	N/A	N/A
Year Ended October 31, 2012
From net investment
income	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–
From net realized gain on
investments	–		–	–	–	–		–	–	–	–	–
Total Dividends and
Distributions	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–

(a)	Class R-1, R-2, R-3, R-4 and R-5 shares discontinued operations on March 6, 2012.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Overseas Fund
							Year Ended	Year Ended
							October 31, 2013	October 31, 2012
Operations
Net investment income (loss)							$44,833	$37,792
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							103,465	(3,537)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							284,732	94,417
		Net Increase (Decrease) in Net Assets Resulting from Operations					433,030	128,672

Dividends and Distributions to Shareholders
From net investment income							(37,311)	(33,000)
From net realized gain on investments							–	(55,944)
					Total Dividends and Distributions		(37,311)	(88,944)

Capital Share Transactions
Net increase (decrease) in capital share transactions							178,278	317,058
				Total increase (decrease) in net assets			573,997	356,786

Net Assets
Beginning of period							1,707,977	1,351,191
End of period (including undistributed net investment income as set forth below)							$2,281,974	$1,707,977
Undistributed (overdistributed) net investment income (loss)							$39,230	$33,863

Institutional R-1			R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$390,888	$–	$–	$159	$410	$651
Reinvested	37,298	–	–	–	–	12
Redeemed	(250,936)	–	–	(14)	(5)	(185)
Net Increase (Decrease)	$177,250	$–	$–	$145	$405	$478
Shares:
Sold	36,379	–	–	14	38	66
Reinvested	3,621	–	–	–	–	1
Redeemed	(23,064)	–	–	(1)	–	(18)
Net Increase (Decrease)	16,936	–	–	13	38	49
Year Ended October 31, 2012
Dollars:
Sold	$328,908	$10	$10	$10	$10	$10
Reinvested	88,944	–	–	–	–	–
Redeemed	(100,844)	–	–	–	–	–
Net Increase (Decrease)	$317,008	$10	$10	$10	$10	$10
Shares:
Sold	35,277	1	1	1	1	1
Reinvested	10,261	–	–	–	–	–
Redeemed	(10,660)	–	–	–	–	–
Net Increase (Decrease)	34,878	1	1	1	1	1

Distributions:
Year Ended October 31, 2013
From net investment income $	(37,299) $	–	$–	$–	$–	$(12)
From net realized gain on
investments	–	–	–	–	–	–
Total Dividends and Distributions $	(37,299) $	–	$–	$–	$–	$(12)
Year Ended October 31, 2012
From net investment income $	(33,000) $	–	$–	$–	$–	$–
From net realized gain on
investments	(55,944)	–	–	–	–	–
Total Dividends and Distributions $	(88,944) $	–	$–	$–	$–	$–

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Principal Capital Appreciation Fund
									Year Ended		Year Ended
									October 31, 2013		October 31, 2012
Operations
Net investment income (loss)									$	28,199	$19,769
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										58,459	30,709
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									414,442		143,648
		Net Increase (Decrease) in Net Assets Resulting from Operations							501,100		194,126

Dividends and Distributions to Shareholders
From net investment income									(26,749)		(14,952)
From net realized gain on investments									(20,351)		(20,341)
					Total Dividends and Distributions				(47,100)		(35,293)

Capital Share Transactions
Net increase (decrease) in capital share transactions										32,293	(5,481)
				Total increase (decrease) in net assets					486,293		153,352

Net Assets
Beginning of period									1,763,135		1,609,783
End of period (including undistributed net investment income as set forth below)									$2,249,428		$1,763,135
Undistributed (overdistributed) net investment income (loss)									$	17,823	$16,402

	Class A	Class B Class C Class P Institutional				R -1	R -2		R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$63,018	$275	$9,262	$6,233	$190,747	$479	$766		$9,118	$5,544	$10,798
Reinvested	13,903	610	499	344	30,059	37	43		347	256	481
Redeemed	(86,635)	(15,747)	(5,887)	(3,772)	(187,204)	(1,279)	(877)		(3,283)	(2,060)	(3,782)
Net Increase (Decrease)	$(9,714) $ (14,862) $		3,874	$2,805	$33,602	$(763) $	(68) $		6,182	$3,740	$7,497
Shares:
Sold	1,349	7	233	132	3,863	11	17		204	117	228
Reinvested	329	17	14	8	704	1	1		8	6	11
Redeemed	(1,878)	(405)	(152)	(82)	(3,992)	(28)	(19)		(71)	(43)	(82)
Net Increase (Decrease)	(200)	(381)	95	58	575	(16)	(1)		141	80	157
Year Ended October 31, 2012
Dollars:
Sold	$47,070	$296	$4,193	$6,666	$126,157	$369	$267		$5,470	$6,152	$9,908
Reinvested	11,368	781	350	180	21,321	32	37		174	159	432
Redeemed	(99,930)	(22,507)	(4,688)	(2,480)	(94,082)	(348)	(502)		(4,108)	(5,048)	(13,170)
Net Increase (Decrease)	$(41,492) $ (21,430) $		(145) $	4,366	$53,396	$53	$(198	) $	1,536	$1,263	$(2,830)
Shares:
Sold	1,170	9	122	160	3,131	9	7		136	156	249
Reinvested	309	25	11	5	572	1	1		5	5	12
Redeemed	(2,486)	(663)	(137)	(61)	(2,292)	(9)	(13)		(104)	(126)	(316)
Net Increase (Decrease)	(1,007)	(629)	(4)	104	1,411	1	(5)		37	35	(55)

Distributions:
Year Ended October 31, 2013
From net investment income $	(7,478) $	(107) $	(193) $	(221) $	(18,112) $	(16) $	(20) $		(188) $	(142) $	(272)
From net realized gain on
investments	(6,837)	(520)	(339)	(163)	(11,966)	(21)	(23)		(159)	(114)	(209)
Total Dividends and Distributions $ (14,315) $		(627) $	(532) $	(384) $	(30,078) $	(37) $	(43) $		(347) $	(256) $	(481)
Year Ended October 31, 2012
From net investment income $	(4,517) $	– $	(28) $	(89) $	(9,974) $	(12) $	(13) $		(72) $	(64) $	(183)
From net realized gain on
investments	(7,223)	(807)	(344)	(113)	(11,364)	(20)	(24)		(102)	(95)	(249)
Total Dividends and Distributions $ (11,740) $		(807) $	(372) $	(202) $	(21,338) $	(32) $	(37) $		(174) $	(159) $	(432)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	Principal LifeTime 2010 Fund
Year Ended	Year Ended
October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$38,308	$33,861
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements	24,080	51,649
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies	109,666	65,148
Net Increase (Decrease) in Net Assets Resulting from Operations	172,054	150,658

Dividends and Distributions to Shareholders
From net investment income	(39,103)	(38,883)
Total Dividends and Distributions	(39,103)	(38,883)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(175,926)	(38,251)
Total increase (decrease) in net assets	(42,975)	73,524

Net Assets
Beginning of period	1,710,666	1,637,142
End of period (including undistributed net investment income as set forth below)	$1,667,691	$1,710,666
Undistributed (overdistributed) net investment income (loss)	$9,905	$10,700

Class A Class J Institutional	R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$8,710	$41,639	$55,620	$1,405	$2,443	$17,398	$13,737	$25,035
Reinvested	765	4,571	27,792	300	392	1,442	1,310	2,520
Redeemed	(8,818)	(42,973)	(227,056)	(5,323)	(9,829)	(28,575)	(20,597)	(37,834)
Net Increase (Decrease)	$657	$3,237	$(143,644	) $	(3,618	) $	(6,994	) $	(9,735	) $	(5,550) $ (10,279)
Shares:
Sold	692	3,352	4,466	114	197	1,397	1,111	2,014
Reinvested	63	381	2,309	25	33	121	109	210
Redeemed	(701)	(3,443)	(18,203)	(430)	(798)	(2,313)	(1,667)	(3,041)
Net Increase (Decrease)	54	290	(11,428)	(291)	(568)	(795)	(447)	(817)
Year Ended October 31, 2012
Dollars:
Sold	$5,818	$28,413	$106,689	$2,599	$4,653	$17,245	$15,439	$25,390
Reinvested	734	4,414	27,335	339	481	1,483	1,641	2,445
Redeemed	(5,838)	(34,977)	(134,540)	(4,952)	(11,245)	(25,155)	(30,542)	(36,120)
Net Increase (Decrease)	$714	$(2,150) $	(516) $	(2,014) $	(6,111) $	(6,427) $ (13,462) $	(8,285)
Shares:
Sold	497	2,444	9,169	226	401	1,492	1,347	2,181
Reinvested	67	402	2,482	31	44	136	150	223
Redeemed	(500)	(3,022)	(11,536)	(428)	(980)	(2,189)	(2,650)	(3,128)
Net Increase (Decrease)	64	(176)	115	(171)	(535)	(561)	(1,153)	(724)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(770) $	(4,576) $	(27,793) $	(300) $	(392) $	(1,442) $	(1,310) $	(2,520)
From net realized gain on
investments	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(770) $	(4,576) $	(27,793) $	(300) $	(392) $	(1,442) $	(1,310) $	(2,520)
Year Ended October 31, 2012
From net investment
income	$(740) $	(4,419) $	(27,335) $	(339) $	(481) $	(1,483) $	(1,641) $	(2,445)
From net realized gain on
investments	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(740) $	(4,419) $	(27,335) $	(339) $	(481) $	(1,483) $	(1,641) $	(2,445)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Principal LifeTime 2015 Fund
									Year Ended	Year Ended
									October 31, 2013	October 31, 2012
Operations
Net investment income (loss)									$18,326	$13,351
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									33,689	17,354
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									58,938	35,853
		Net Increase (Decrease) in Net Assets Resulting from Operations							110,953	66,558

Dividends and Distributions to Shareholders
From net investment income									(17,745)	(14,089)
From net realized gain on investments									(17,433)	(8,967)
							Total Dividends and Distributions		(35,178)	(23,056)

Capital Share Transactions
Net increase (decrease) in capital share transactions									127,723	128,658
						Total increase (decrease) in net assets			203,498	172,160

Net Assets
Beginning of period									794,044	621,884
End of period (including undistributed net investment income as set forth below)									$997,542	$794,044
Undistributed (overdistributed) net investment income (loss)									$3,954	$3,370

Institutional	R -1			R -2		R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$134,844	$2,027		$2,901		$30,201	$13,497	$29,078
Reinvested	26,451	577		532		2,645	2,151	2,822
Redeemed	(62,491)	(3,237)		(4,291)		(23,137)	(9,991)	(16,856)
Net Increase (Decrease)	$98,804	$(633	) $	(858	) $	9,709	$5,657	$15,044
Shares:
Sold	12,898	198		279		2,919	1,303	2,784
Reinvested	2,611	58		54		265	214	281
Redeemed	(5,925)	(314)		(416)		(2,233)	(959)	(1,613)
Net Increase (Decrease)	9,584	(58)		(83)		951	558	1,452
Year Ended October 31, 2012
Dollars:
Sold	$130,910	$3,117		$3,451		$24,446	$8,917	$33,081
Reinvested	17,234	453		346		1,732	1,961	1,330
Redeemed	(50,522)	(3,733)		(3,304)		(12,624)	(20,269)	(7,868)
Net Increase (Decrease)	$97,622	$(163) $		493		$13,554	$(9,391) $	26,543
Shares:
Sold	13,242	323		352		2,514	915	3,402
Reinvested	1,861	50		38		190	214	145
Redeemed	(5,103)	(383)		(345)		(1,298)	(2,083)	(803)
Net Increase (Decrease)	10,000	(10)		45		1,406	(954)	2,744

Distributions:
Year Ended October 31, 2013
From net investment
income	$(13,702) $	(230) $		(228) $		(1,177) $	(1,018) $	(1,390)
From net realized gain on
investments	(12,749)	(347)		(304)		(1,468)	(1,133)	(1,432)
Total Dividends and Distributions $	(26,451) $	(577) $		(532) $		(2,645) $	(2,151) $	(2,822)
Year Ended October 31, 2012
From net investment
income	$(10,759) $	(235) $		(178) $		(975) $	(1,147) $	(795)
From net realized gain on
investments	(6,475)	(218)		(168)		(757)	(814)	(535)
Total Dividends and Distributions $	(17,234) $	(453) $		(346) $		(1,732) $	(1,961) $	(1,330)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Principal LifeTime 2020 Fund
										Year Ended		Year Ended
										October 31, 2013		October 31, 2012
Operations
Net investment income (loss)											$124,655	$101,617
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											211,144	85,100
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											531,150	345,434
		Net Increase (Decrease) in Net Assets Resulting from Operations									866,949	532,151

Dividends and Distributions to Shareholders
From net investment income											(124,847)	(108,020)
							Total Dividends and Distributions				(124,847)	(108,020)

Capital Share Transactions
Net increase (decrease) in capital share transactions											23,505	277,025
					Total increase (decrease) in net assets						765,607	701,156

Net Assets
Beginning of period											5,618,781	4,917,625
End of period (including undistributed net investment income as set forth below)											$6,384,388	$5,618,781
Undistributed (overdistributed) net investment income (loss)										$	17,621	$17,813

	Class A Class B		Class J Institutional				R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$20,090	$156 $ 130,182			$306,456		$5,211	$10,207	$50,883	$53,603	$67,390
Reinvested	1,987	49	13,476		90,374		910	1,211	4,674	4,112	8,043
Redeemed	(17,185)	(2,706)	(106,907)		(411,481)		(18,281)	(19,882)	(61,714)	(36,750)	(70,603)
Net Increase (Decrease)	$4,892	$(2,501) $	36,751		$(14,651) $ (12,160) $			(8,464) $	(6,157) $	20,965	$4,830
Shares:
Sold	1,501	11	9,857		23,058		396	778	3,842	4,064	5,049
Reinvested	157	4	1,071		7,161		72	96	373	328	639
Redeemed	(1,282)	(202)	(8,044)		(31,230)		(1,382)	(1,511)	(4,687)	(2,772)	(5,365)
Net Increase (Decrease)	376	(187)	2,884		(1,011)		(914)	(637)	(472)	1,620	323
Year Ended October 31, 2012
Dollars:
Sold	$18,816	$88 $ 104,247			$364,447		$8,703	$11,249	$49,474	$33,317	$84,728
Reinvested	1,657	81	11,422		77,434		841	1,135	4,065	4,417	6,957
Redeemed	(13,550)	(2,398)	(87,636)		(186,289)		(10,158)	(21,375)	(38,028)	(70,593)	(76,026)
Net Increase (Decrease)	$6,923	$(2,229) $	28,033		$255,592		$(614) $	(8,991) $	15,511	$(32,859) $ 15,659
Shares:
Sold	1,557	8	8,660		30,187		725	937	4,152	2,797	7,029
Reinvested	146	7	1,017		6,877		75	102	363	394	620
Redeemed	(1,117)	(197)	(7,308)		(15,411)		(844)	(1,812)	(3,177)	(5,914)	(6,424)
Net Increase (Decrease)	586	(182)	2,369		21,653		(44)	(773)	1,338	(2,723)	1,225

Distributions:
Year Ended October 31, 2013
From net investment
income	$(1,989) $	(50) $	(13,484	) $	(90,374	) $	(910) $	(1,211) $	(4,674) $	(4,112) $	(8,043)
From net realized gain on
investments	–	–	–		–		–	–	–	–	–
Total Dividends and
Distributions	$(1,989) $	(50) $	(13,484	) $	(90,374	) $	(910) $	(1,211) $	(4,674) $	(4,112) $	(8,043)
Year Ended October 31, 2012
From net investment
income	$(1,661) $	(82) $	(11,427	) $	(77,435	) $	(841) $	(1,135) $	(4,065) $	(4,417) $	(6,957)
From net realized gain on
investments	–	–	–		–		–	–	–	–	–
Total Dividends and
Distributions	$(1,661) $	(82) $	(11,427	) $	(77,435	) $	(841) $	(1,135) $	(4,065) $	(4,417) $	(6,957)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2025 Fund
								Year Ended	Year Ended
								October 31, 2013	October 31, 2012
Operations
Net investment income (loss)								$23,835	$16,093
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								55,542	21,848
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								115,976	49,950
		Net Increase (Decrease) in Net Assets Resulting from Operations						195,353	87,891

Dividends and Distributions to Shareholders
From net investment income								(22,398)	(16,444)
From net realized gain on investments								(21,726)	(2,875)
						Total Dividends and Distributions		(44,124)	(19,319)

Capital Share Transactions
Net increase (decrease) in capital share transactions								270,437	218,190
					Total increase (decrease) in net assets			421,666	286,762

Net Assets
Beginning of period								1,018,208	731,446
End of period (including undistributed net investment income as set forth below)								$1,439,874	$1,018,208
Undistributed (overdistributed) net investment income (loss)								$3,421	$1,984

Institutional	R -1			R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$221,306	$2,666		$4,811	$38,050	$21,475	$34,540
Reinvested	33,348	585		650	3,508	2,115	3,918
Redeemed	(50,515)	(3,175)		(5,341)	(17,332)	(9,911)	(10,261)
Net Increase (Decrease)	$204,139	$76		$120	$24,226	$13,679	$28,197
Shares:
Sold	20,834	252		454	3,609	2,026	3,244
Reinvested	3,284	59		65	349	210	387
Redeemed	(4,720)	(301)		(506)	(1,631)	(933)	(965)
Net Increase (Decrease)	19,398	10		13	2,327	1,303	2,666
Year Ended October 31, 2012
Dollars:
Sold	$187,095	$2,803		$5,196	$32,345	$14,217	$34,997
Reinvested	14,574	287		285	1,457	1,284	1,431
Redeemed	(29,302)	(3,260)		(4,793)	(11,780)	(21,704)	(6,942)
Net Increase (Decrease)	$172,367	$(170	) $	688	$22,022	$(6,203) $	29,486
Shares:
Sold	19,052	292		536	3,334	1,470	3,602
Reinvested	1,603	32		32	162	142	158
Redeemed	(2,987)	(341)		(510)	(1,211)	(2,236)	(715)
Net Increase (Decrease)	17,668	(17)		58	2,285	(624)	3,045

Distributions:
Year Ended October 31, 2013
From net investment
income	$(17,343) $	(235) $		(280) $	(1,597) $	(1,005) $	(1,938)
From net realized gain on
investments	(16,005)	(350)		(370)	(1,911)	(1,110)	(1,980)
Total Dividends and Distributions $	(33,348) $	(585) $		(650) $	(3,508) $	(2,115) $	(3,918)
Year Ended October 31, 2012
From net investment
income	$(12,502) $	(228) $		(229) $	(1,203) $	(1,074) $	(1,208)
From net realized gain on
investments	(2,072)	(60)		(56)	(254)	(210)	(223)
Total Dividends and Distributions $	(14,574) $	(288) $		(285) $	(1,457) $	(1,284) $	(1,431)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2030 Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	116,057	$92,725
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									198,649	56,759
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									664,474	347,718
		Net Increase (Decrease) in Net Assets Resulting from Operations							979,180	497,202

Dividends and Distributions to Shareholders
From net investment income									(112,077)	(97,326)
					Total Dividends and Distributions				(112,077)	(97,326)

Capital Share Transactions
Net increase (decrease) in capital share transactions									113,024	358,784
				Total increase (decrease) in net assets					980,127	758,660

Net Assets
Beginning of period								5,245,282		4,486,622
End of period (including undistributed net investment income as set forth below)								$6,225,409		$5,245,282
Undistributed (overdistributed) net investment income (loss)								$	12,578	$8,598

	Class A	Class B	Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$17,439	$69 $ 152,796 $		347,660	$5,594	$11,118	$47,155	$44,555	$70,067
Reinvested	1,619	43	13,246	81,046	706	1,108	3,878	3,520	6,890
Redeemed	(12,701)	(2,135)	(93,821)	(390,217)	(19,779)	(24,161)	(55,082)	(33,813)	(63,776)
Net Increase (Decrease)	$6,357	$(2,023) $	72,221	$38,489	$(13,479) $ (11,935) $		(4,049) $	14,262	$13,181
Shares:
Sold	1,310	5	11,546	26,209	422	846	3,556	3,297	5,222
Reinvested	129	3	1,061	6,484	57	89	311	275	551
Redeemed	(950)	(159)	(7,050)	(29,706)	(1,494)	(1,849)	(4,176)	(2,477)	(4,845)
Net Increase (Decrease)	489	(151)	5,557	2,987	(1,015)	(914)	(309)	1,095	928
Year Ended October 31, 2012
Dollars:
Sold	$17,275	$54 $ 126,415 $		377,230	$7,103	$11,703	$42,698	$40,322	$77,050
Reinvested	1,335	69	10,987	69,638	705	1,134	3,566	3,761	6,123
Redeemed	(9,968)	(2,268)	(76,836)	(145,703)	(9,463)	(22,326)	(42,198)	(61,939)	(67,683)
Net Increase (Decrease)	$8,642	$(2,145) $	60,566	$301,165	$(1,655) $	(9,489) $	4,066	$(17,856) $ 15,490
Shares:
Sold	1,451	4	10,626	31,780	604	990	3,607	3,346	6,465
Reinvested	120	6	994	6,302	64	103	323	333	554
Redeemed	(842)	(189)	(6,480)	(12,316)	(805)	(1,902)	(3,538)	(5,123)	(5,738)
Net Increase (Decrease)	729	(179)	5,140	25,766	(137)	(809)	392	(1,444)	1,281

Distributions:
Year Ended October 31, 2013
From net investment
income	$(1,625) $	(43) $(13,261) $		(81,046) $	(706) $	(1,108) $	(3,878) $	(3,520) $	(6,890)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(1,625) $	(43) $(13,261) $		(81,046) $	(706) $	(1,108) $	(3,878) $	(3,520) $	(6,890)
Year Ended October 31, 2012
From net investment
income	$(1,339) $	(69) $(10,991) $		(69,638) $	(705) $	(1,134) $	(3,566) $	(3,761) $	(6,123)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(1,339) $	(69) $(10,991) $		(69,638) $	(705) $	(1,134) $	(3,566) $	(3,761) $	(6,123)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2035 Fund
								Year Ended	Year Ended
								October 31, 2013	October 31, 2012
Operations
Net investment income (loss)								$15,325	$9,564
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								36,251	12,299
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								104,319	37,057
		Net Increase (Decrease) in Net Assets Resulting from Operations						155,895	58,920

Dividends and Distributions to Shareholders
From net investment income								(14,556)	(9,895)
From net realized gain on investments								(12,300)	(1,594)
						Total Dividends and Distributions		(26,856)	(11,489)

Capital Share Transactions
Net increase (decrease) in capital share transactions								198,218	154,774
					Total increase (decrease) in net assets			327,257	202,205

Net Assets
Beginning of period								674,734	472,529
End of period (including undistributed net investment income as set forth below)								$1,001,991	$674,734
Undistributed (overdistributed) net investment income (loss)								$1,507	$738

Institutional		R -1		R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$150,684	$2,707		$4,008	$26,470	$16,779	$31,052
Reinvested	20,134	457		335	2,177	1,529	2,222
Redeemed	(21,842)	(5,296)		(3,563)	(11,076)	(12,395)	(6,164)
Net Increase (Decrease)	$148,976	$(2,132	) $	780	$17,571	$5,913	$27,110
Shares:
Sold	14,080	257		379	2,476	1,570	2,855
Reinvested	1,988	46		33	217	152	220
Redeemed	(2,013)	(496)		(331)	(1,036)	(1,128)	(569)
Net Increase (Decrease)	14,055	(193)		81	1,657	594	2,506
Year Ended October 31, 2012
Dollars:
Sold	$134,656	$3,634		$3,685	$21,586	$15,831	$21,482
Reinvested	8,634	210		122	932	777	814
Redeemed	(22,111)	(3,183)		(2,706)	(9,167)	(15,796)	(4,626)
Net Increase (Decrease)	$121,179	$661		$1,101	$13,351	$812	$17,670
Shares:
Sold	13,865	383		386	2,249	1,663	2,233
Reinvested	965	24		14	105	87	91
Redeemed	(2,293)	(340)		(287)	(976)	(1,631)	(473)
Net Increase (Decrease)	12,537	67		113	1,378	119	1,851

Distributions:
Year Ended October 31, 2013
From net investment
income	$(11,175) $	(194) $		(158) $	(1,065) $	(785) $	(1,179)
From net realized gain on
investments	(8,961)	(263)		(177)	(1,112)	(744)	(1,043)
Total Dividends and Distributions $	(20,136) $	(457) $		(335) $	(2,177) $	(1,529) $	(2,222)
Year Ended October 31, 2012
From net investment
income	$(7,498) $	(168) $		(99) $	(777) $	(657) $	(696)
From net realized gain on
investments	(1,136)	(42)		(23)	(155)	(120)	(118)
Total Dividends and Distributions $	(8,634) $	(210) $		(122) $	(932) $	(777) $	(814)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Principal LifeTime 2040 Fund
										Year Ended		Year Ended
										October 31, 2013		October 31, 2012
Operations
Net investment income (loss)									$		68,562	$50,437
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											128,711	39,063
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											496,563	217,440
		Net Increase (Decrease) in Net Assets Resulting from Operations									693,836	306,940

Dividends and Distributions to Shareholders
From net investment income											(66,204)	(53,315)
						Total Dividends and Distributions					(66,204)	(53,315)

Capital Share Transactions
Net increase (decrease) in capital share transactions											101,141	270,861
					Total increase (decrease) in net assets						728,773	524,486

Net Assets
Beginning of period										3,202,884		2,678,398
End of period (including undistributed net investment income as set forth below)										$3,931,657		$3,202,884
Undistributed (overdistributed) net investment income (loss)									$		5,050	$2,692

	Class A Class B			Class J Institutional		R -1	R -2	R -3		R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$12,739	$86		$92,643	$266,865	$4,814	$11,500	$29,183		$30,935	$58,164
Reinvested	1,018	35		6,751	48,977	451	730	2,121		2,214	3,900
Redeemed	(9,164)	(1,437)		(51,485)	(269,047)	(15,877)	(13,356)	(37,414)		(28,030)	(46,175)
Net Increase (Decrease)	$4,593	$(1,316	) $	47,909	$46,795	$(10,612) $	(1,126) $	(6,110) $		5,119	$15,889
Shares:
Sold	943	6		6,850	19,598	360	862	2,158		2,296	4,209
Reinvested	81	3		533	3,854	36	58	168		175	308
Redeemed	(679)	(107)		(3,778)	(19,975)	(1,175)	(1,001)	(2,770)		(2,042)	(3,435)
Net Increase (Decrease)	345	(98)		3,605	3,477	(779)	(81)	(444)		429	1,082
Year Ended October 31, 2012
Dollars:
Sold	$11,877	$23		$80,148	$262,703	$6,504	$8,871	$27,232		$32,993	$47,962
Reinvested	782	44		4,968	39,361	416	579	1,904		1,982	3,275
Redeemed	(6,585)	(1,682)		(37,915)	(94,521)	(5,954)	(11,117)	(30,195)		(33,076)	(39,718)
Net Increase (Decrease)	$6,074	$(1,615) $		47,201	$207,543	$966	$(1,667) $	(1,059) $		1,899	$11,519
Shares:
Sold	1,000	2		6,695	21,853	548	744	2,299		2,820	4,001
Reinvested	71	4		448	3,536	37	52	172		179	295
Redeemed	(553)	(143)		(3,177)	(7,895)	(499)	(944)	(2,560)		(2,778)	(3,344)
Net Increase (Decrease)	518	(137)		3,966	17,494	86	(148)	(89)		221	952

Distributions:
Year Ended October 31, 2013
From net investment
income	$(1,019) $	(35) $		(6,757) $	(48,977) $	(451) $	(730) $	(2,121) $		(2,214) $ (3,900)
From net realized gain on
investments	–	–		–	–	–	–	–		–	–
Total Dividends and Distributions $	(1,019) $	(35) $		(6,757) $	(48,977) $	(451) $	(730) $	(2,121) $		(2,214) $ (3,900)
Year Ended October 31, 2012
From net investment
income	$(784) $	(44) $		(4,970) $	(39,361) $	(416) $	(579) $	(1,904) $		(1,982) $ (3,275)
From net realized gain on
investments	–	–		–	–	–	–	–		–	–
Total Dividends and Distributions $	(784) $	(44) $		(4,970) $	(39,361) $	(416) $	(579) $	(1,904) $		(1,982) $ (3,275)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Principal LifeTime 2045 Fund
											Year Ended	Year Ended
											October 31, 2013	October 31, 2012
Operations
Net investment income (loss)											$7,935	$4,343
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											19,118	5,392
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											63,802	20,235
			Net Increase (Decrease) in Net Assets Resulting from Operations								90,855	29,970

Dividends and Distributions to Shareholders
From net investment income											(7,459)	(4,482)
From net realized gain on investments											(5,387)	(842)
								Total Dividends and Distributions			(12,846)	(5,324)

Capital Share Transactions
Net increase (decrease) in capital share transactions											134,711	95,543
							Total increase (decrease) in net assets				212,720	120,189

Net Assets
Beginning of period											348,764	228,575
End of period (including undistributed net investment income as set forth below)											$561,484	$348,764
Undistributed (overdistributed) net investment income (loss)											$674	$198

Institutional			R -1		R -2		R -3	R -4		R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$100,715		$2,222		$2,792		$14,901	$11,579		$35,265
Reinvested	9,275		269		215		986	1,055		1,046
Redeemed	(10,520)		(3,920)		(1,812)		(6,486)	(20,194)		(2,677)
Net Increase (Decrease)	$99,470		$(1,429	) $	1,195		$9,401	$(7,560	) $	33,634
Shares:
Sold	9,332		212		263		1,396	1,089		3,172
Reinvested	917		27		22		99	106		104
Redeemed	(970)		(364)		(170)		(608)	(1,797)		(244)
Net Increase (Decrease)	9,279		(125)		115		887	(602)		3,032
Year Ended October 31, 2012
Dollars:
Sold	$77,704		$2,464		$2,692		$12,840	$16,731		$11,227
Reinvested	3,827		115		72		569	336		403
Redeemed	(8,566)		(1,430)		(658)		(12,900)	(7,400)		(2,483)
Net Increase (Decrease)	$72,965		$1,149		$2,106		$509	$9,667		$9,147
Shares:
Sold	8,059		263		285		1,366	1,830		1,185
Reinvested	433		13		8		65	38		46
Redeemed	(891)		(153)		(71)		(1,432)	(781)		(264)
Net Increase (Decrease)	7,601		123		222		(1)	1,087		967

Distributions:
Year Ended October 31, 2013
From net investment
income	$(5,518	) $	(129	) $	(111	) $	(512) $	(592	) $	(597)
From net realized gain on
investments	(3,757)		(140)		(104)		(474)	(463)		(449)
Total Dividends and Distributions $	(9,275	) $	(269	) $	(215	) $	(986) $	(1,055	) $	(1,046)
Year Ended October 31, 2012
From net investment
income	$(3,259	) $	(89	) $	(57	) $	(463) $	(277	) $	(337)
From net realized gain on
investments	(570)		(26)		(15)		(106)	(59)		(66)
Total Dividends and Distributions $	(3,829	) $	(115	) $	(72	) $	(569) $	(336	) $	(403)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Principal LifeTime 2050 Fund
										Year Ended		Year Ended
										October 31, 2013		October 31, 2012
Operations
Net investment income (loss)										$	30,571	$20,118
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											61,888	17,557
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										243,201		94,926
		Net Increase (Decrease) in Net Assets Resulting from Operations								335,660		132,601

Dividends and Distributions to Shareholders
From net investment income										(28,890)		(21,014)
							Total Dividends and Distributions			(28,890)		(21,014)

Capital Share Transactions
Net increase (decrease) in capital share transactions										164,551		157,123
						Total increase (decrease) in net assets				471,321		268,710

Net Assets
Beginning of period										1,392,684		1,123,974
End of period (including undistributed net investment income as set forth below)										$1,864,005		$1,392,684
Undistributed (overdistributed) net investment income (loss)										$	2,551	$870

	Class A Class B Class J Institutional						R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$16,775	$27		$30,074		$199,931	$4,096	$8,191	$17,398	$18,146	$41,499
Reinvested	570	12		1,580		22,575	200	358	842	1,049	1,701
Redeemed	(6,255)	(517)		(15,576)		(109,753)	(9,149)	(5,987)	(13,634)	(20,345)	(19,257)
Net Increase (Decrease)	$11,090	$(478	) $	16,078		$112,753	$(4,853) $	2,562	$4,606	$(1,150) $	23,943
Shares:
Sold	1,279	2		2,335		15,218	317	637	1,324	1,395	3,072
Reinvested	47	1		132		1,849	17	30	69	86	140
Redeemed	(469)	(38)		(1,212)		(8,454)	(702)	(464)	(1,039)	(1,506)	(1,486)
Net Increase (Decrease)	857	(35)		1,255		8,613	(368)	203	354	(25)	1,726
Year Ended October 31, 2012
Dollars:
Sold	$6,758	$25		$23,829		$143,282	$4,475	$5,218	$13,754	$19,051	$23,469
Reinvested	415	10		1,024		16,489	167	232	700	742	1,233
Redeemed	(4,644)	(395)		(10,788)		(40,715)	(2,842)	(5,457)	(13,044)	(12,319)	(13,546)
Net Increase (Decrease)	$2,529	$(360	) $	14,065		$119,056	$1,800	$(7) $	1,410	$7,474	$11,156
Shares:
Sold	584	2		2,107		12,413	394	455	1,218	1,704	2,043
Reinvested	39	1		98		1,553	15	22	66	70	116
Redeemed	(404)	(34)		(955)		(3,578)	(248)	(483)	(1,173)	(1,076)	(1,207)
Net Increase (Decrease)	219	(31)		1,250		10,388	161	(6)	111	698	952

Distributions:
Year Ended October 31, 2013
From net investment income $	(572) $	(12	) $	(1,581	) $	(22,575) $	(200) $	(358) $	(842) $	(1,049) $	(1,701)
From net realized gain on
investments	–	–		–		–	–	–	–	–	–
Total Dividends and Distributions $	(572) $	(12	) $	(1,581	) $	(22,575) $	(200) $	(358) $	(842) $	(1,049) $	(1,701)
Year Ended October 31, 2012
From net investment income $	(415) $	(10	) $	(1,026	) $	(16,489) $	(167) $	(232) $	(700) $	(742) $	(1,233)
From net realized gain on
investments	–	–		–		–	–	–	–	–	–
Total Dividends and Distributions $	(415) $	(10	) $	(1,026	) $	(16,489) $	(167) $	(232) $	(700) $	(742) $	(1,233)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Principal LifeTime 2055 Fund
											Year Ended	Year Ended
											October 31, 2013	October 31, 2012
Operations
Net investment income (loss)											$1,420	$645
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											3,470	698
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											12,963	3,419
		Net Increase (Decrease) in Net Assets Resulting from Operations									17,853	4,762

Dividends and Distributions to Shareholders
From net investment income											(1,334)	(669)
From net realized gain on investments											(699)	(147)
								Total Dividends and Distributions			(2,033)	(816)

Capital Share Transactions
Net increase (decrease) in capital share transactions											36,160	22,795
						Total increase (decrease) in net assets					51,980	26,741

Net Assets
Beginning of period											61,186	34,445
End of period (including undistributed net investment income as set forth below)											$113,166	$61,186
Undistributed (overdistributed) net investment income (loss)											$111	$25

Institutional	R -1			R -2		R -3		R -4		R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$31,055	$711		$633		$3,694		$3,524		$6,555
Reinvested	1,604	32		21		112		117		147
Redeemed	(7,766)	(677)		(388)		(811)		(1,534)		(869)
Net Increase (Decrease)	$24,893	$66		$266		$2,995		$2,107		$5,833
Shares:
Sold	2,874	68		60		345		329		595
Reinvested	159	3		2		11		12		15
Redeemed	(721)	(63)		(37)		(76)		(138)		(79)
Net Increase (Decrease)	2,312	8		25		280		203		531
Year Ended October 31, 2012
Dollars:
Sold	$23,705	$462		$446		$2,385		$1,891		$3,043
Reinvested	661	15		5		41		46		48
Redeemed	(6,641)	(279)		(127)		(943)		(1,069)		(894)
Net Increase (Decrease)	$17,725	$198		$324		$1,483		$868		$2,197
Shares:
Sold	2,468	49		48		251		200		322
Reinvested	75	2		1		5		5		6
Redeemed	(699)	(30)		(14)		(102)		(114)		(94)
Net Increase (Decrease)	1,844	21		35		154		91		234

Distributions:
Year Ended October 31, 2013
From net investment income $	(1,066) $	(18	) $	(13	) $	(68	) $	(74	) $	(95)
From net realized gain on
investments	(538)	(14)		(8)		(44)		(43)		(52)
Total Dividends and Distributions $	(1,604) $	(32	) $	(21	) $	(112	) $	(117	) $	(147)
Year Ended October 31, 2012
From net investment income $	(546) $	(11	) $	(4	) $	(32	) $	(37	) $	(39)
From net realized gain on
investments	(115)	(4)		(1)		(9)		(9)		(9)
Total Dividends and Distributions $	(661) $	(15	) $	(5	) $	(41	) $	(46	) $	(48)

See accompanying notes.

			STATEMENT OF CHANGES IN NET ASSETS
				PRINCIPAL FUNDS, INC.

								Principal
								LifeTime
Amounts in thousands								2060 Fund
								Period Ended
								October 31, 2013(a)
Operations
Net investment income (loss)								$–
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								1
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								50
		Net Increase (Decrease) in Net Assets Resulting from Operations						51

Capital Share Transactions
Net increase (decrease) in capital share transactions								738
					Total increase (decrease) in net assets			789

Net Assets
Beginning of period								–
End of period (including undistributed net investment income as set forth below)								$789
Undistributed (overdistributed) net investment income (loss)								$–

	Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Period Ended October 31, 2013(a)
Dollars:
Sold	$655	$11	$10	$10	$68	$10	$10
Redeemed	(33)	–	–	–	(3)	–	–
Net Increase (Decrease)	$622	$11	$10	$10	$65	$10	$10
Shares:
Sold	61	1	1	1	6	1	1
Redeemed	(3)	–	–	–	–	–	–
Net Increase (Decrease)	58	1	1	1	6	1	1

Distributions:
Period Ended October 31, 2013(a)
From net investment income $	–	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–	$–	$–

(a)	Period from March 1, 2013, date operations commenced, through October 31, 2013.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

										Principal LifeTime
Amounts in thousands									Strategic Income Fund
									Year Ended		Year Ended
									October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$		19,418	$15,641
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										5,920	8,030
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										16,756	35,282
		Net Increase (Decrease) in Net Assets Resulting from Operations								42,094	58,953

Dividends and Distributions to Shareholders
From net investment income									(19,423)		(19,067)
					Total Dividends and Distributions				(19,423)		(19,067)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(29,478)		59,707
				Total increase (decrease) in net assets						(6,807)	99,593

Net Assets
Beginning of period									781,203		681,610
End of period (including undistributed net investment income as set forth below)									$774,396		$781,203
Undistributed (overdistributed) net investment income (loss)								$		6,652	$6,657

	Class A Class B		Class J Institutional		R -1	R -2	R -3		R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$4,567	$79	$12,581	$69,455	$1,061	$1,711	$11,942 $		6,189	$19,222
Reinvested	676	6	1,586	14,483	169	196	789		510	1,004
Redeemed	(4,774)	(184)	(13,746)	(107,828)	(2,790)	(3,776)	(14,051)		(8,744)	(19,811)
Net Increase (Decrease)	$469	$(99) $	421	$(23,890) $	(1,560) $	(1,869) $	(1,320) $		(2,045) $	415
Shares:
Sold	392	7	1,090	5,991	91	148	1,043		536	1,663
Reinvested	59	1	140	1,275	15	17	70		45	88
Redeemed	(409)	(16)	(1,194)	(9,313)	(241)	(327)	(1,227)		(758)	(1,710)
Net Increase (Decrease)	42	(8)	36	(2,047)	(135)	(162)	(114)		(177)	41
Year Ended October 31, 2012
Dollars:
Sold	$5,345	$36	$11,472	$105,772	$2,547	$3,003	$17,837 $		8,743	$31,145
Reinvested	643	10	1,627	13,742	224	247	770		795	1,005
Redeemed	(3,804)	(412)	(10,977)	(64,141)	(3,978)	(4,088)	(14,022)		(14,934)	(28,900)
Net Increase (Decrease)	$2,184	$(366) $	2,122	$55,373	$(1,207) $	(838) $	4,585 $		(5,396) $	3,250
Shares:
Sold	476	3	1,032	9,522	231	274	1,622		798	2,819
Reinvested	60	1	154	1,290	21	24	73		75	94
Redeemed	(341)	(37)	(996)	(5,756)	(363)	(370)	(1,275)		(1,356)	(2,614)
Net Increase (Decrease)	195	(33)	190	5,056	(111)	(72)	420		(483)	299

Distributions:
Year Ended October 31, 2013
From net investment income $	(678) $	(6) $	(1,588) $	(14,483) $	(169) $	(196) $	(789) $		(510) $	(1,004)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–
Total Dividends and Distributions $	(678) $	(6) $	(1,588) $	(14,483) $	(169) $	(196) $	(789) $		(510) $	(1,004)
Year Ended October 31, 2012
From net investment income $	(645) $	(10) $	(1,629) $	(13,742) $	(224) $	(247) $	(770) $		(795) $	(1,005)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–
Total Dividends and Distributions $	(645) $	(10) $	(1,629) $	(13,742) $	(224) $	(247) $	(770) $		(795) $	(1,005)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Real Estate Securities Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	26,048	$	21,692
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								216,748			255,235
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									(69,792)		(60,814)
		Net Increase (Decrease) in Net Assets Resulting from Operations						173,004			216,113

Dividends and Distributions to Shareholders
From net investment income									(19,817)		(15,917)
					Total Dividends and Distributions				(19,817)		(15,917)

Capital Share Transactions
Net increase (decrease) in capital share transactions									(222,462)		(470,648)
				Total increase (decrease) in net assets					(69,275)		(270,452)

Net Assets
Beginning of period								1,468,583			1,739,035
End of period (including undistributed net investment income as set forth below)								$1,399,308			$1,468,583
Undistributed (overdistributed) net investment income (loss)								$	10,964	$	4,733

	Class A	Class B	Class C	Class J	Class P Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$45,502	$223	$10,158	$20,058	$27,011	$390,566	$1,682	$3,860	$14,013	$17,997	$21,751
Reinvested	1,537	2	66	1,573	283	12,413	48	114	492	540	1,407
Redeemed	(61,172)	(2,691)	(6,013)	(35,554)	(19,123)	(589,167)	(3,448)	(6,505)	(20,093)	(14,956)	(35,036)
Net Increase (Decrease)	$(14,133) $	(2,466) $	4,211	$(13,923) $	8,171	$(186,188) $	(1,718) $	(2,531) $	(5,588) $	3,581	$(11,878)
Shares:
Sold	2,146	10	480	962	1,289	18,517	80	188	666	865	1,038
Reinvested	73	–	3	77	13	594	2	6	24	27	69
Redeemed	(2,943)	(129)	(288)	(1,731)	(892)	(27,725)	(165)	(319)	(983)	(731)	(1,716)
Net Increase (Decrease)	(724)	(119)	195	(692)	410	(8,614)	(83)	(125)	(293)	161	(609)
Year Ended October 31, 2012
Dollars:
Sold	$58,341	$273	$7,270	$22,287	$10,328	$361,015	$2,999	$4,944	$17,954	$17,382	$28,913
Reinvested	1,030	–	–	1,015	75	11,207	28	75	308	331	1,051
Redeemed	(40,818)	(4,261)	(5,302)	(28,338)	(7,807)	(865,437)	(3,162)	(4,260)	(13,559)	(13,877)	(30,653)
Net Increase (Decrease)	$18,553	$(3,988) $	1,968	$(5,036) $	2,596	$(493,215) $	(135) $	759	$4,703	$3,836	$(689)
Shares:
Sold	3,190	14	388	1,206	542	19,157	160	269	962	949	1,563
Reinvested	53	–	–	54	4	589	1	4	16	18	56
Redeemed	(2,190)	(229)	(287)	(1,552)	(409)	(45,765)	(167)	(235)	(733)	(745)	(1,622)
Net Increase (Decrease)	1,053	(215)	101	(292)	137	(26,019)	(6)	38	245	222	(3)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(1,566) $	(2) $	(72) $	(1,575) $	(440) $	(13,555) $	(48) $	(119) $	(493) $	(540) $	(1,407)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,566) $	(2) $	(72) $	(1,575) $	(440) $	(13,555) $	(48) $	(119) $	(493) $	(540) $	(1,407)
Year Ended October 31, 2012
From net investment
income	$(1,054) $	–	$–	$(1,016) $	(214) $	(11,836) $	(28) $	(76) $	(311) $	(331) $	(1,051)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,054) $	–	$–	$(1,016) $	(214) $	(11,836) $	(28) $	(76) $	(311) $	(331) $	(1,051)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Balanced Portfolio
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)									$70,249		$62,392
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									165,449		39,839
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									376,117		235,002
		Net Increase (Decrease) in Net Assets Resulting from Operations							611,815		337,233

Dividends and Distributions to Shareholders
From net investment income									(70,865)		(62,722)
					Total Dividends and Distributions				(70,865)		(62,722)

Capital Share Transactions
Net increase (decrease) in capital share transactions									100,530		334,096
				Total increase (decrease) in net assets					641,480		608,607

Net Assets
Beginning of period								3,849,152			3,240,545
End of period (including undistributed net investment income as set forth below)								$4,490,632			$3,849,152
Undistributed (overdistributed) net investment income (loss)									$1,728		$2,344

	Class A	Class B	Class C	Class J Institutional R-1			R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$276,266	$2,618 $ 107,154 $ 189,416			$55,691	$793	$4,088	$22,463	$20,921	$20,789
Reinvested	30,923	1,471	6,119	14,155	14,227	58	144	800	674	1,475
Redeemed	(291,390)	(79,592)	(91,204)	(115,537)	(50,552)	(1,294)	(5,125)	(9,371)	(9,889)	(15,761)
Net Increase (Decrease)	$15,799	$(75,503) $	22,069	$88,034	$19,366	$(443) $	(893) $	13,892	$11,706	$6,503
Shares:
Sold	18,866	180	7,369	13,355	3,899	56	287	1,563	1,468	1,445
Reinvested	2,186	107	445	1,024	1,014	4	10	58	48	105
Redeemed	(20,076)	(5,494)	(6,346)	(8,112)	(3,503)	(88)	(357)	(657)	(698)	(1,085)
Net Increase (Decrease)	976	(5,207)	1,468	6,267	1,410	(28)	(60)	964	818	465
Year Ended October 31, 2012
Dollars:
Sold	$239,587	$4,094	$57,458	$195,201	$373,381	$1,329	$3,774	$22,028	$15,507	$32,246
Reinvested	30,230	2,454	6,366	11,889	7,610	72	133	573	497	1,091
Redeemed	(301,215)	(130,473)	(93,104)	(92,135)	(27,988)	(2,818)	(2,189)	(8,210)	(5,622)	(7,670)
Net Increase (Decrease)	$(31,398) $ (123,925) $ (29,280) $ 114,955				$353,003	$(1,417) $	1,718	$14,391	$10,382	$25,667
Shares:
Sold	18,146	311	4,405	15,152	28,637	100	284	1,684	1,199	2,481
Reinvested	2,324	193	500	935	584	6	10	44	38	85
Redeemed	(22,892)	(9,942)	(7,156)	(7,139)	(2,115)	(215)	(164)	(626)	(428)	(597)
Net Increase (Decrease)	(2,422)	(9,438)	(2,251)	8,948	27,106	(109)	130	1,102	809	1,969

Distributions:
Year Ended October 31, 2013
From net investment
income	$(31,477) $	(1,504) $	(6,319) $ (14,184) $		(14,230) $	(58) $	(144) $	(800) $	(674) $	(1,475)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(31,477) $	(1,504) $	(6,319) $ (14,184) $		(14,230) $	(58) $	(144) $	(800) $	(674) $	(1,475)
Year Ended October 31, 2012
From net investment
income	$(31,467) $	(2,567) $	(6,801) $ (11,909) $		(7,612) $	(72) $	(133) $	(573) $	(497) $	(1,091)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(31,467) $	(2,567) $	(6,801) $ (11,909) $		(7,612) $	(72) $	(133) $	(573) $	(497) $	(1,091)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Balanced Portfolio
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	28,116	$24,370
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									28,358	7,340
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									75,939	62,217
		Net Increase (Decrease) in Net Assets Resulting from Operations						132,413		93,927

Dividends and Distributions to Shareholders
From net investment income								(28,358)		(23,747)
From net realized gain on investments									(6,918)	(4,616)
					Total Dividends and Distributions			(35,276)		(28,363)

Capital Share Transactions
Net increase (decrease) in capital share transactions								135,874		243,653
				Total increase (decrease) in net assets				233,011		309,217

Net Assets
Beginning of period								1,231,145		921,928
End of period (including undistributed net investment income as set forth below)								$1,464,156		$1,231,145
Undistributed (overdistributed) net investment income (loss)								$	1,705	$1,947

	Class A	Class B Class C		Class J Institutional R-1			R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$99,657	$834	$43,480	$136,081	$30,645	$991	$1,574	$5,957	$8,210	$13,512
Reinvested	10,691	540	3,646	10,659	7,636	95	59	530	358	623
Redeemed	(82,533)	(15,893)	(30,963)	(65,221)	(24,432)	(720)	(1,327)	(9,939)	(3,655)	(5,221)
Net Increase (Decrease)	$27,815	$(14,519) $	16,163	$81,519	$13,849	$366	$306	$(3,452) $	4,913	$8,914
Shares:
Sold	8,600	73	3,781	11,900	2,675	88	137	519	721	1,175
Reinvested	939	48	324	945	675	8	5	47	32	55
Redeemed	(7,133)	(1,376)	(2,698)	(5,696)	(2,126)	(62)	(117)	(875)	(321)	(451)
Net Increase (Decrease)	2,406	(1,255)	1,407	7,149	1,224	34	25	(309)	432	779
Year Ended October 31, 2012
Dollars:
Sold	$82,586	$1,639	$25,972	$117,925	$146,056	$893	$1,155	$9,157	$8,211	$10,392
Reinvested	9,692	810	3,439	8,171	4,064	85	72	465	224	428
Redeemed	(67,014)	(22,570)	(28,667)	(40,075)	(16,203)	(689)	(1,950)	(3,951)	(2,086)	(4,578)
Net Increase (Decrease)	$25,264	$(20,121) $	744	$86,021	$133,917	$289	$(723) $	5,671	$6,349	$6,242
Shares:
Sold	7,602	152	2,406	10,974	13,529	83	106	846	766	965
Reinvested	906	77	326	770	379	8	7	44	21	40
Redeemed	(6,165)	(2,085)	(2,673)	(3,722)	(1,494)	(64)	(180)	(370)	(192)	(418)
Net Increase (Decrease)	2,343	(1,856)	59	8,022	12,414	27	(67)	520	595	587

Distributions:
Year Ended October 31, 2013
From net investment income $	(8,836) $	(386) $	(2,792) $	(8,690) $	(6,316) $	(72) $	(47) $	(409) $	(294) $	(516)
From net realized gain on
investments	(2,115)	(173)	(1,002)	(1,981)	(1,320)	(23)	(12)	(121)	(64)	(107)
Total Dividends and Distributions $ (10,951) $		(559) $	(3,794) $ (10,671) $		(7,636) $	(95) $	(59) $	(530) $	(358) $	(623)
Year Ended October 31, 2012
From net investment income $	(8,596) $	(634) $	(2,891) $	(6,951) $	(3,590) $	(69) $	(57) $	(389) $	(199) $	(371)
From net realized gain on
investments	(1,662)	(237)	(823)	(1,229)	(476)	(16)	(15)	(76)	(25)	(57)
Total Dividends and Distributions $ (10,258) $		(871) $	(3,714) $	(8,180) $	(4,066) $	(85) $	(72) $	(465) $	(224) $	(428)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										SAM Conservative Growth Portfolio
										Year Ended		Year Ended
										October 31, 2013		October 31, 2012
Operations
Net investment income (loss)										$	34,212		$26,668
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										128,546			31,469
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										357,370			185,154
			Net Increase (Decrease) in Net Assets Resulting from Operations							520,128			243,291

Dividends and Distributions to Shareholders
From net investment income										(37,712)			(28,359)
							Total Dividends and Distributions			(37,712)			(28,359)

Capital Share Transactions
Net increase (decrease) in capital share transactions										(28,259)			113,709
						Total increase (decrease) in net assets				454,157			328,641

Net Assets
Beginning of period										2,556,232			2,227,591
End of period (including undistributed net investment income as set forth below)										$3,010,389			$2,556,232
Undistributed (overdistributed) net investment income (loss)										$	5,741		$9,241

	Class A		Class B Class C			Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$161,724		$1,779		$51,327	$93,614	$36,844	$712	$2,988	$9,448	$7,669	$14,438
Reinvested	17,968		542		3,838	5,397	7,934	44	70	263	246	872
Redeemed	(202,515)		(65,140)		(70,455)	(53,848)	(36,049)	(909)	(1,840)	(4,652)	(5,020)	(5,548)
Net Increase (Decrease)	$(22,823) $ (62,819) $ (15,290) $					45,163	$8,729	$(153) $	1,218	$5,059	$2,895	$9,762
Shares:
Sold	10,074		117		3,354	6,008	2,345	46	192	603	487	917
Reinvested	1,212		38		272	374	545	3	5	18	17	60
Redeemed	(12,749)		(4,236)		(4,664)	(3,464)	(2,287)	(58)	(118)	(302)	(327)	(356)
Net Increase (Decrease)	(1,463)		(4,081)		(1,038)	2,918	603	(9)	79	319	177	621
Year Ended October 31, 2012
Dollars:
Sold	$143,365		$1,144		$29,703	$85,344	$247,453	$869	$2,516	$8,171	$9,482	$21,292
Reinvested	15,948		814		3,163	3,788	2,885	34	65	192	173	517
Redeemed	(212,548)		(96,033)		(76,750)	(34,958)	(20,275)	(1,090)	(2,662)	(3,940)	(6,113)	(8,840)
Net Increase (Decrease)	$(53,235) $ (94,075) $ (43,884) $					54,174	$230,063	$(187) $	(81) $	4,423	$3,542	$12,969
Shares:
Sold	10,182		85		2,218	6,203	17,857	63	183	587	691	1,529
Reinvested	1,203		63		250	293	222	3	5	15	13	40
Redeemed	(15,086)		(7,080)		(5,737)	(2,540)	(1,436)	(81)	(188)	(285)	(441)	(649)
Net Increase (Decrease)	(3,701)		(6,932)		(3,269)	3,956	16,643	(15)	–	317	263	920

Distributions:
Year Ended October 31, 2013
From net investment
income	$(18,292	) $	(553	) $	(4,028) $	(5,407) $	(7,937) $	(44) $	(70) $	(263) $	(246) $	(872)
From net realized gain on
investments	–		–		–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(18,292	) $	(553	) $	(4,028) $	(5,407) $	(7,937) $	(44) $	(70) $	(263) $	(246) $	(872)
Year Ended October 31, 2012
From net investment
income	$(16,449	) $	(844	) $	(3,404) $	(3,792) $	(2,889) $	(34) $	(65) $	(192) $	(173) $	(517)
From net realized gain on
investments	–		–		–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(16,449	) $	(844	) $	(3,404) $	(3,792) $	(2,889) $	(34) $	(65) $	(192) $	(173) $	(517)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Flexible Income Portfolio
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$43,694		$37,841
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								28,471		15,515
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								39,722		60,190
		Net Increase (Decrease) in Net Assets Resulting from Operations						111,887		113,546

Dividends and Distributions to Shareholders
From net investment income								(44,976)		(36,793)
From net realized gain on investments								(14,282)		(1,585)
					Total Dividends and Distributions			(59,258)		(38,378)

Capital Share Transactions
Net increase (decrease) in capital share transactions								257,434		301,406
				Total increase (decrease) in net assets				310,063		376,574

Net Assets
Beginning of period								1,499,544		1,122,970
End of period (including undistributed net investment income as set forth below)								$1,809,607		$1,499,544
Undistributed (overdistributed) net investment income (loss)								$	–	$1,275

	Class A	Class B Class C		Class J Institutional R-1			R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$213,657	$1,870	$75,620	$215,263	$27,076	$438	$867	$3,652	$7,675	$5,829
Reinvested	24,033	920	6,898	18,394	6,955	32	60	334	363	560
Redeemed	(152,730)	(18,382)	(55,283)	(84,117)	(33,138)	(278)	(1,063)	(2,577)	(2,941)	(2,553)
Net Increase (Decrease)	$84,960	$(15,592) $	27,235	$149,540	$893	$192	$(136) $	1,409	$5,097	$3,836
Shares:
Sold	17,627	155	6,287	17,883	2,236	36	72	303	640	483
Reinvested	1,996	77	578	1,537	579	3	5	28	30	47
Redeemed	(12,609)	(1,517)	(4,598)	(6,989)	(2,743)	(23)	(88)	(214)	(245)	(212)
Net Increase (Decrease)	7,014	(1,285)	2,267	12,431	72	16	(11)	117	425	318
Year Ended October 31, 2012
Dollars:
Sold	$153,369	$3,070	$57,373	$174,989	$114,359	$264	$963	$4,695	$4,043	$10,394
Reinvested	16,724	1,100	4,550	10,723	3,278	21	40	222	181	296
Redeemed	(111,722)	(31,455)	(37,658)	(55,310)	(14,321)	(311)	(630)	(2,737)	(1,976)	(3,128)
Net Increase (Decrease)	$58,371	$(27,285) $	24,265	$130,402	$103,316	$(26) $	373	$2,180	$2,248	$7,562
Shares:
Sold	13,161	263	4,966	15,135	9,809	23	83	408	350	899
Reinvested	1,445	96	397	930	281	2	3	19	16	25
Redeemed	(9,606)	(2,711)	(3,275)	(4,786)	(1,227)	(27)	(54)	(236)	(170)	(269)
Net Increase (Decrease)	5,000	(2,352)	2,088	11,279	8,863	(2)	32	191	196	655

Distributions:
Year Ended October 31, 2013
From net investment
income	$(18,678) $	(591) $	(4,957) $ (14,321) $		(5,388) $	(23) $	(44) $	(250) $	(292) $	(432)
From net realized gain on
investments	(5,809)	(349)	(2,134)	(4,113)	(1,569)	(9)	(16)	(84)	(71)	(128)
Total Dividends and Distributions $	(24,487) $	(940) $	(7,091) $ (18,434) $		(6,957) $	(32) $	(60) $	(334) $	(363) $	(560)
Year Ended October 31, 2012
From net investment
income	$(16,828) $	(1,071) $	(4,613) $ (10,350) $		(3,197) $	(20) $	(38) $	(213) $	(175) $	(288)
From net realized gain on
investments	(723)	(83)	(265)	(401)	(87)	(1)	(2)	(9)	(6)	(8)
Total Dividends and Distributions $	(17,551) $	(1,154) $	(4,878) $ (10,751) $		(3,284) $	(21) $	(40) $	(222) $	(181) $	(296)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Strategic Growth Portfolio
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	16,510		$8,766
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								121,311			21,089
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								240,577			126,504
		Net Increase (Decrease) in Net Assets Resulting from Operations						378,398			156,359

Dividends and Distributions to Shareholders
From net investment income								(17,084)			(8,586)
					Total Dividends and Distributions			(17,084)			(8,586)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(42,941)			11,040
				Total increase (decrease) in net assets				318,373			158,813

Net Assets
Beginning of period								1,567,699			1,408,886
End of period (including undistributed net investment income as set forth below)								$1,886,072			$1,567,699
Undistributed (overdistributed) net investment income (loss)								$	6,799		$7,373

	Class A	Class B Class C		Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$102,373	$764	$27,899	$51,820	$27,102	$825	$1,630	$6,389	$10,698	$7,115
Reinvested	9,063	106	1,426	2,452	3,223	26	23	153	90	281
Redeemed	(134,287)	(47,107)	(47,102)	(31,949)	(22,315)	(304)	(688)	(4,335)	(4,977)	(3,335)
Net Increase (Decrease)	$(22,851) $ (46,237) $ (17,777) $			22,323	$8,010	$547	$965	$2,207	$5,811	$4,061
Shares:
Sold	5,716	45	1,648	2,961	1,531	49	95	369	628	402
Reinvested	554	7	93	154	201	2	1	10	6	18
Redeemed	(7,574)	(2,825)	(2,823)	(1,837)	(1,281)	(18)	(40)	(256)	(282)	(196)
Net Increase (Decrease)	(1,304)	(2,773)	(1,082)	1,278	451	33	56	123	352	224
Year Ended October 31, 2012
Dollars:
Sold	$97,646	$769	$18,300	$42,593	$126,523	$660	$1,471	$4,936	$3,524	$7,371
Reinvested	5,639	–	195	1,360	934	11	12	72	50	127
Redeemed	(136,735)	(66,596)	(46,940)	(27,866)	(13,221)	(1,256)	(1,262)	(2,238)	(2,206)	(2,833)
Net Increase (Decrease)	$(33,450) $ (65,827) $ (28,445) $			16,087	$114,236	$(585) $	221	$2,770	$1,368	$4,665
Shares:
Sold	6,330	52	1,265	2,817	8,359	43	98	323	236	484
Reinvested	391	–	14	97	66	1	1	5	3	9
Redeemed	(8,865)	(4,611)	(3,256)	(1,846)	(867)	(84)	(81)	(151)	(144)	(189)
Net Increase (Decrease)	(2,144)	(4,559)	(1,977)	1,068	7,558	(40)	18	177	95	304

Distributions:
Year Ended October 31, 2013
From net investment
income	$(9,213) $	(108) $	(1,508) $	(2,452) $	(3,230) $	(26) $	(23) $	(153) $	(90) $	(281)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(9,213) $	(108) $	(1,508) $	(2,452) $	(3,230) $	(26) $	(23) $	(153) $	(90) $	(281)
Year Ended October 31, 2012
From net investment
income	$(5,800) $	–	$(211) $	(1,362) $	(941) $	(11) $	(12) $	(72) $	(50) $	(127)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(5,800) $	–	$(211) $	(1,362) $	(941) $	(11) $	(12) $	(72) $	(50) $	(127)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Short-Term Income Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	25,287	$25,074
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									9,035	6,762
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								(12,401)		27,088
		Net Increase (Decrease) in Net Assets Resulting from Operations							21,921	58,924

Dividends and Distributions to Shareholders
From net investment income								(23,658)		(23,851)
					Total Dividends and Distributions			(23,658)		(23,851)

Capital Share Transactions
Net increase (decrease) in capital share transactions								258,029		342,648
				Total increase (decrease) in net assets				256,292		377,721

Net Assets
Beginning of period								1,525,830		1,148,109
End of period (including undistributed net investment income as set forth below)								$1,782,122		$1,525,830
Undistributed (overdistributed) net investment income (loss)								$	2,859	$1,229

	Class A	Class C	Class J	Class P Institutional R-1			R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$232,786	$47,597	$65,046	$97,641	$389,920	$673	$1,238	$10,743	$3,385	$16,078
Reinvested	4,583	413	1,414	421	15,800	15	14	91	45	86
Redeemed	(259,894)	(41,878)	(48,961)	(82,531)	(167,397)	(1,083)	(802)	(10,420)	(2,157)	(14,837)
Net Increase (Decrease)	$(22,525) $	6,132	$17,499	$15,531	$238,323	$(395) $	450	$414	$1,273	$1,327
Shares:
Sold	18,983	3,880	5,304	7,964	31,819	55	101	876	276	1,316
Reinvested	373	33	115	35	1,288	1	1	7	4	7
Redeemed	(21,218)	(3,413)	(3,997)	(6,729)	(13,659)	(88)	(65)	(849)	(176)	(1,212)
Net Increase (Decrease)	(1,862)	500	1,422	1,270	19,448	(32)	37	34	104	111
Year Ended October 31, 2012
Dollars:
Sold	$192,010	$35,046	$49,676	$42,318	$339,422	$1,966	$1,295	$8,843	$2,632	$2,317
Reinvested	5,166	713	1,318	345	15,282	16	10	61	37	51
Redeemed	(166,454)	(29,586)	(19,642)	(30,258)	(104,890)	(851)	(376)	(1,678)	(690)	(1,451)
Net Increase (Decrease)	$30,722	$6,173	$31,352	$12,405	$249,814	$1,131	$929	$7,226	$1,979 $	917
Shares:
Sold	15,907	2,897	4,105	3,504	28,102	162	107	725	218	192
Reinvested	428	59	109	29	1,264	1	1	5	3	4
Redeemed	(13,849)	(2,450)	(1,628)	(2,505)	(8,683)	(70)	(31)	(139)	(57)	(120)
Net Increase (Decrease)	2,486	506	2,586	1,028	20,683	93	77	591	164	76

Distributions:
Year Ended October 31, 2013
From net investment
income	$(4,873) $	(471) $	(1,434) $	(724) $	(15,899) $	(15) $	(14) $	(91) $	(45) $	(92)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(4,873) $	(471) $	(1,434) $	(724) $	(15,899) $	(15) $	(14) $	(91) $	(45) $	(92)
Year Ended October 31, 2012
From net investment
income	$(5,497) $	(851) $	(1,330) $	(642) $	(15,356) $	(16) $	(10) $	(61) $	(37) $	(51)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(5,497) $	(851) $	(1,330) $	(642) $	(15,356) $	(16) $	(10) $	(61) $	(37) $	(51)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SmallCap Blend Fund
								Year Ended		Year Ended
								October 31, 2013		October 31, 2012
Operations
Net investment income (loss)								$	1,171		$559
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements									56,606		31,027
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies									83,602		(6,711)
		Net Increase (Decrease) in Net Assets Resulting from Operations							141,379		24,875

Dividends and Distributions to Shareholders
From net investment income									(1,547)		–
From net realized gain on investments									(2,003)		–
					Total Dividends and Distributions				(3,550)		–

Capital Share Transactions
Net increase (decrease) in capital share transactions									(9,224)		123,474
				Total increase (decrease) in net assets					128,605		148,349

Net Assets
Beginning of period									358,489		210,140
End of period (including undistributed net investment income as set forth below)									$487,094		$358,489
Undistributed (overdistributed) net investment income (loss)								$	98		$560

	Class A	Class B	Class C Class J Institutional			R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$22,398	$229	$3,615	$18,811	$1,364	$537	$646	$1,178	$1,825	$3,210
Reinvested	1,124	26	45	1,489	639	14	14	47	32	107
Redeemed	(25,623)	(2,349)	(2,248)	(25,665)	(898)	(898)	(1,359)	(1,780)	(1,809)	(3,945)
Net Increase (Decrease)	$(2,101) $	(2,094) $	1,412	$(5,365) $	1,105	$(347) $	(699) $	(555) $	48	$(628)
Shares:
Sold	1,189	13	199	1,042	71	31	36	64	95	171
Reinvested	70	2	3	97	39	1	1	3	2	7
Redeemed	(1,411)	(141)	(128)	(1,477)	(46)	(50)	(82)	(99)	(93)	(213)
Net Increase (Decrease)	(152)	(126)	74	(338)	64	(18)	(45)	(32)	4	(35)
Year Ended October 31, 2012
Dollars:
Sold	$9,356	$69	$1,236	$6,155	$1,403	$201	$248	$681	$629	$1,496
Issued in acquisitions	57,056	3,357	5,812	70,064	8,169	2,375	2,481	5,877	2,360	8,892
Redeemed	(19,578)	(3,096)	(1,831)	(21,430)	(6,741)	(720)	(1,160)	(2,324)	(2,301)	(5,262)
Net Increase (Decrease)	$46,834	$330	$5,217	$54,789	$2,831	$1,856	$1,569	$4,234	$688	$5,126
Shares:
Sold	623	5	86	427	88	14	17	45	41	96
Issued in acquisitions	3,660	230	386	4,653	505	155	162	376	148	551
Redeemed	(1,299)	(221)	(125)	(1,475)	(435)	(48)	(78)	(151)	(147)	(331)
Net Increase (Decrease)	2,984	14	347	3,605	158	121	101	270	42	316

Distributions:
Year Ended October 31, 2013
From net investment income $	(414) $	(1) $	(2) $	(642) $	(392) $	(2) $	(1) $	(20) $	(15) $	(58)
From net realized gain on
investments	(719)	(26)	(45)	(848)	(247)	(12)	(13)	(27)	(17)	(49)
Total Dividends and Distributions $	(1,133) $	(27) $	(47) $	(1,490) $	(639) $	(14) $	(14) $	(47) $	(32) $	(107)
Year Ended October 31, 2012
From net investment income $	–	$–	$–	$–	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–	$–	$–	$–	$–	$–

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										SmallCap Growth Fund I
										Year Ended	Year Ended
										October 31, 2013	October 31, 2012
Operations
Net investment income (loss)										$(11,439)	$(9,120)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										204,025	104,059
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										333,035	52,855
		Net Increase (Decrease) in Net Assets Resulting from Operations								525,621	147,794

Dividends and Distributions to Shareholders
From net realized gain on investments										(87,990)	(67,456)
						Total Dividends and Distributions				(87,990)	(67,456)

Capital Share Transactions
Net increase (decrease) in capital share transactions										(8,787)	70,071
				Total increase (decrease) in net assets						428,844	150,409

Net Assets
Beginning of period										1,405,195	1,254,786
End of period (including undistributed net investment income as set forth below)										$1,834,039	$1,405,195
Undistributed (overdistributed) net investment income (loss)										$(28)	$(2,434)

	Class J Institutional		R -1	R -2		R -3		R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$7,386	$185,173	$923	$1,433		$7,077		$4,563	$18,643
Reinvested	1,618	82,875	175	203		783		792	1,540
Redeemed	(7,668)	(283,561)	(1,551)	(1,541)		(4,337)		(5,004)	(18,309)
Net Increase (Decrease)	$1,336	$(15,513) $	(453) $	95		$3,523		$351	$1,874
Shares:
Sold	664	14,923	79	126		607		379	1,473
Reinvested	171	7,507	17	21		76		75	143
Redeemed	(720)	(21,438)	(128)	(138)		(387)		(400)	(1,488)
Net Increase (Decrease)	115	992	(32)	9		296		54	128
Year Ended October 31, 2012
Dollars:
Sold	$6,570	$172,568	$550	$1,087		$3,940		$5,724	$8,714
Reinvested	1,307	63,499	132	163		664		487	1,194
Redeemed	(7,733)	(168,901)	(578)	(1,139)		(6,229)		(2,670)	(9,278)
Net Increase (Decrease)	$144	$67,166	$104	$111		$(1,625	) $	3,541	$630
Shares:
Sold	669	15,418	52	107		378		530	782
Reinvested	153	6,466	15	18		72		52	125
Redeemed	(800)	(14,869)	(55)	(113)		(590)		(245)	(862)
Net Increase (Decrease)	22	7,015	12	12		(140)		337	45

Distributions:
Year Ended October 31, 2013
From net investment income $	–	$–	$–	$–	$	– $		–	$–
From net realized gain on
investments	(1,618)	(82,875)	(175)	(207)		(783)		(792)	(1,540)
Total Dividends and Distributions $	(1,618) $	(82,875) $	(175) $	(207) $		(783) $		(792) $	(1,540)
Year Ended October 31, 2012
From net investment income $	–	$–	$–	$–	$	– $		–	$–
From net realized gain on
investments	(1,315)	(63,501)	(132)	(163)		(664)		(487)	(1,194)
Total Dividends and Distributions $	(1,315) $	(63,501) $	(132) $	(163) $		(664) $		(487) $	(1,194)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Growth Fund II
								Year Ended	Year Ended
								October 31, 2013	October 31, 2012
Operations
Net investment income (loss)								$(1,251)	$(1,376)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								25,676	25,997
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								38,544	(5,203)
		Net Increase (Decrease) in Net Assets Resulting from Operations						62,969	19,418

Capital Share Transactions
Net increase (decrease) in capital share transactions								(3,014)	(38,578)
				Total increase (decrease) in net assets				59,955	(19,160)

Net Assets
Beginning of period								151,970	171,130
End of period (including undistributed net investment income as set forth below)								$211,925	$151,970
Undistributed (overdistributed) net investment income (loss)								$(4)	$(1,161)

	Class J Institutional	R -1		R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$7,762	$23,303	$386	$1,031	$1,277	$1,386	$6,141
Redeemed	(5,660)	(27,028)	(783)	(1,406)	(1,942)	(1,404)	(6,077)
Net Increase (Decrease)	$2,102	$(3,725) $	(397) $	(375) $	(665) $	(18) $	64
Shares:
Sold	742	1,973	36	98	123	129	529
Redeemed	(590)	(2,542)	(80)	(144)	(197)	(138)	(490)
Net Increase (Decrease)	152	(569)	(44)	(46)	(74)	(9)	39
Year Ended October 31, 2012
Dollars:
Sold	$4,469	$17,762	$470	$723	$1,224	$1,769	$2,692
Redeemed	(5,054)	(45,377)	(402)	(1,660)	(4,276)	(3,357)	(7,561)
Net Increase (Decrease)	$(585) $	(27,615) $	68	$(937) $	(3,052) $	(1,588) $	(4,869)
Shares:
Sold	549	1,860	54	84	142	197	288
Redeemed	(636)	(4,957)	(46)	(199)	(492)	(386)	(844)
Net Increase (Decrease)	(87)	(3,097)	8	(115)	(350)	(189)	(556)

Distributions:
Year Ended October 31, 2013
From net investment income $	–	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–	$–	$–
Year Ended October 31, 2012
From net investment income $	–	$–	$–	$–	$–	$–	$–
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–	$–	$–

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap S&P 600 Index Fund
								Year Ended	Year Ended
								October 31, 2013	October 31, 2012
Operations
Net investment income (loss)								$7,247	$4,370
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								37,930	19,032
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								185,005	37,363
		Net Increase (Decrease) in Net Assets Resulting from Operations						230,182	60,765

Dividends and Distributions to Shareholders
From net investment income								(6,771)	(2,351)
					Total Dividends and Distributions			(6,771)	(2,351)

Capital Share Transactions
Net increase (decrease) in capital share transactions								185,014	32,192
				Total increase (decrease) in net assets				408,425	90,606

Net Assets
Beginning of period								539,966	449,360
End of period (including undistributed net investment income as set forth below)								$948,391	$539,966
Undistributed (overdistributed) net investment income (loss)								$3,982	$3,509

	Class J Institutional		R -1	R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$25,484	$151,481	$5,966	$6,135	$38,864	$28,856	$65,181
Reinvested	1,040	3,063	58	95	619	557	1,329
Redeemed	(21,108)	(60,364)	(4,302)	(6,861)	(16,763)	(12,559)	(21,757)
Net Increase (Decrease)	$5,416	$94,180	$1,722	$(631) $	22,720	$16,854	$44,753
Shares:
Sold	1,273	7,198	295	301	1,863	1,369	3,015
Reinvested	60	170	3	5	34	30	72
Redeemed	(1,070)	(2,902)	(213)	(341)	(797)	(608)	(1,069)
Net Increase (Decrease)	263	4,466	85	(35)	1,100	791	2,018
Year Ended October 31, 2012
Dollars:
Sold	$14,095	$75,271	$2,381	$2,765	$20,746	$14,209	$38,849
Reinvested	294	1,230	–	–	89	203	531
Redeemed	(17,098)	(37,702)	(2,248)	(4,731)	(14,806)	(17,284)	(44,602)
Net Increase (Decrease)	$(2,709) $	38,799	$133	$(1,966) $	6,029	$(2,872) $	(5,222)
Shares:
Sold	863	4,479	143	163	1,205	837	2,246
Reinvested	19	78	–	–	5	12	33
Redeemed	(1,047)	(2,212)	(135)	(278)	(854)	(1,002)	(2,594)
Net Increase (Decrease)	(165)	2,345	8	(115)	356	(153)	(315)

Distributions:
Year Ended October 31, 2013
From net investment
income	$(1,041) $	(3,072) $	(58) $	(95) $	(619) $	(557) $	(1,329)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,041) $	(3,072) $	(58) $	(95) $	(619) $	(557) $	(1,329)
Year Ended October 31, 2012
From net investment
income	$(294) $	(1,234) $	–	$–	$(89) $	(203) $	(531)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	(294) $	(1,234) $	–	$–	$(89) $	(203) $	(531)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SmallCap Value Fund II
								Year Ended	Year Ended
								October 31, 2013	October 31, 2012
Operations
Net investment income (loss)								$11,501	$8,399
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								155,004	54,826
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								232,102	66,392
		Net Increase (Decrease) in Net Assets Resulting from Operations						398,607	129,617

Dividends and Distributions to Shareholders
From net investment income								(14,153)	(4,457)
					Total Dividends and Distributions			(14,153)	(4,457)

Capital Share Transactions
Net increase (decrease) in capital share transactions								59,682	(34,376)
				Total increase (decrease) in net assets				444,136	90,784

Net Assets
Beginning of period								1,103,076	1,012,292
End of period (including undistributed net investment income as set forth below)								$1,547,212	$1,103,076
Undistributed (overdistributed) net investment income (loss)								$4,167	$6,138

	Class J Institutional R-1			R -2	R -3	R -4	R -5
Capital Share Transactions:
Year Ended October 31, 2013
Dollars:
Sold	$5,315	$225,126	$458	$2,123	$2,463	$2,043	$8,833
Reinvested	77	13,687	9	32	51	85	212
Redeemed	(2,978)	(174,421)	(902)	(3,419)	(2,231)	(3,143)	(13,738)
Net Increase (Decrease)	$2,414	$64,392	$(435) $	(1,264) $	283	$(1,015) $	(4,693)
Shares:
Sold	453	17,844	41	182	213	177	768
Reinvested	8	1,302	1	3	5	8	20
Redeemed	(256)	(14,837)	(77)	(302)	(205)	(267)	(1,158)
Net Increase (Decrease)	205	4,309	(35)	(117)	13	(82)	(370)
Year Ended October 31, 2012
Dollars:
Sold	$2,384	$111,979	$382	$1,281	$2,712	$2,195	$15,108
Reinvested	–	4,414	–	–	–	21	22
Redeemed	(2,425)	(146,294)	(760)	(1,826)	(6,925)	(6,146)	(10,498)
Net Increase (Decrease)	$(41) $	(29,901) $	(378) $	(545) $	(4,213) $	(3,930) $	4,632
Shares:
Sold	248	11,548	41	138	291	232	1,603
Reinvested	–	488	–	–	–	2	2
Redeemed	(257)	(15,081)	(83)	(200)	(721)	(649)	(1,075)
Net Increase (Decrease)	(9)	(3,045)	(42)	(62)	(430)	(415)	530

Distributions:
Year Ended October 31, 2013
From net investment income $	(77) $	(13,687) $	(9) $	(32) $	(51) $	(85) $	(212)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	(77) $	(13,687) $	(9) $	(32) $	(51) $	(85) $	(212)
Year Ended October 31, 2012
From net investment income $	–	$(4,414) $	–	$–	$–	$(21) $	(22)
From net realized gain on
investments	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$(4,414) $	–	$–	$–	$(21) $	(22)

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Bond & Mortgage Securities Fund, Core Plus Bond Fund I, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, LargeCap Blend Fund II, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Fund, MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Money Market Fund, Overseas Fund, Principal Capital Appreciation Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime 2060 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap S&P 600 Index Fund and SmallCap Value Fund II (known as the "Funds") are presented herein. The Funds may offer up to ten classes of shares: Class A, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4, and R-5. Class B shares of the Funds are no longer available for purchase. Information in these financial statements pertains to Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares. Certain detailed financial information for Class A, Class B, Class C, and Class P shares is provided separately.

Effective February 17, 2012, SmallCap Blend Fund acquired all the assets and assumed all the liabilities of SmallCap Growth Fund and SmallCap Value Fund pursuant to a plan of acquisition approved by shareholders on February 6, 2012. The purpose of the acquisition was to combine three funds managed by Principal Management Corporation (the “Manager”) with similar investment objectives, principal policies, and risks. The acquisitions were accomplished by a tax-free exchange of 9,305,000 and 5,577,000 shares from SmallCap Growth Fund and SmallCap Value Fund, respectively, for 5,048,000 and 5,779,000 shares valued at $77,655,000 and $88,788,000 of SmallCap Blend Fund at an approximate exchange rate of .55, .56, .55, .53, .57, .54, .55, .55, .56 and .56 for Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares and 1.04, 1.07, 1.05, 1.04, 1.01, 1.04, 1.04, 1.04, 1.02 and 1.02 for Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of SmallCap Growth Fund, with a fair value of approximately $76,026,000 and a cost of $66,907,000, and the investment securities of SmallCap Value Fund with a fair value of approximately $86,640,000 and a cost of $79,096,000 at February 17, 2012 were the primary assets acquired by SmallCap Blend Fund. For financial reporting purposes, assets received and shares issued by SmallCap Blend Fund were recorded at fair value; however, the cost basis of the investments received from SmallCap Growth Fund and SmallCap Value Fund was carried forward to align ongoing reporting of SmallCap Blend Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of SmallCap Growth Fund, SmallCap Value Fund and SmallCap Blend Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $77,655,000 ($21,950,000 of accumulated realized losses and $9,119,000 of unrealized appreciation), $88,788,000 ($22,070,000 of accumulated realized losses and $7,544,000 of unrealized appreciation), and $233,320,000, respectively. The aggregate net assets of SmallCap Blend Fund immediately following the acquisition were $399,763,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations.

Assuming the acquisition had been completed on November 1, 2011, the beginning of the fiscal year for SmallCap Blend Fund, SmallCap Blend Fund’s pro forma results of operations for the period ended April 30, 2012, would have been $423,000 of net investment gain, $43,477,000 of net realized and unrealized gain on investments, and $43,900,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SmallCap Blend Fund that have been included in the SmallCap Blend Fund’s statement of operations since February 17, 2012.

Effective February 29, 2012, International Value Fund I changed its name to Overseas Fund.

Effective February 29, 2012, the initial purchases of $10,000 of Class R-1, R-2, R-3, R-4 and R-5 classes of shares of Overseas Fund were made by the Manager.

Effective March 6, 2012, Money Market Fund discontinued the operations of Classes R-1, R-2, R-3, R-4 & R-5 and remitted the redemption proceeds to the respective shareholders.

Effective March 1, 2013, the initial purchase of $10,000 of Class A shares of High Yield Fund I was made by the Manager.

Effective March 1, 2013, the initial purchases of $10,000 of Class A classes of shares of LargeCap Growth Fund I was made by the Manager.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC.

October 31, 2013

1. Organization (Continued)

Effective March 1, 2013, the initial purchase of $10,000 of Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 shares of Principal Lifetime 2060 Fund was made by the Manager.

Effective March 1, 2013, MidCap Blend Fund changed its name to MidCap Fund.

On April 25, 2013, the Manager made a payment to Money Market Fund to cover certain realized losses related to prior year’s security dispositions where the market based valuation had fallen below the value of the security under the amortized cost method. The amount of the payment is included in Money Market Fund’s statement of operations.

All classes of shares for each of the Funds represents interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime 2060 Fund, and Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”) along with the SAM Balanced, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Funds (with the exception of Money Market Fund, Principal LifeTime Funds, and the SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

2. Significant Accounting Policies (Continued)

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates fair value. Money Market Fund values its securities, other than holdings of other publically traded investment funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other publically traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following funds held securities denominated in foreign currencies that exceeded 5% of net assets of the fund:

Core Plus		Diversified		Global Real Estate		Inflation
Bond Fund I		International Fund		Securities Fund		Protection Fund
Euro	5.7%	Euro	17.9%	Japanese Yen	14.7%	Euro	6.0%
		British Pound	17.8	Hong Kong Dollar	9.7
		Japanese Yen	16.9	British Pound	7.1
		Canadian Dollar	8.7	Australian Dollar	6.3
		Swiss Franc	5.2	Euro	5.8

International
Emerging
Markets Fund		International Fund I		Overseas Fund
Hong Kong Dollar	18.2%	Euro	29.0%	Euro	32.3%
South Korean Won	16.2	British Pound	20.0	British Pound	20.8
Taiwan Dollar	11.3	Japanese Yen	18.8	Japanese Yen	12.3
Brazilian Real	7.8	Swiss Franc	8.6	Swiss Franc	10.0
South African Rand	6.3

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

2. Significant Accounting Policies (Continued)

In addition to the expenses that each of the Principal LifeTime Funds and SAM Portfolios bear directly, each of the Principal LifeTime Funds and SAM Portfolios indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Principal LifeTime Funds and SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Principal LifeTime Funds and SAM Portfolios will vary. Expenses included in the statements of operations of the Principal LifeTime Funds and SAM Portfolios reflect the expenses of each Principal LifeTime Fund and SAM Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. With respect to Money Market Fund, all net investment income and any realized gains from investment transactions are declared as dividends daily to settled shares of record as of that day. With respect to Bond & Mortgage Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Short-Term Income Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Global Real Estate Securities Fund and Real Estate Securities Fund receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2013, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2010-2013. No examinations are in progress at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon the disposition of certain foreign securities held by the Funds may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on certain foreign securities. Any accrued tax liability is shown on the statement of assets and liabilities. At October 31, 2013, Diversified International Fund had no foreign tax refund receivable and had a deferred tax liability of $405,000 and International Emerging Markets Fund had no foreign tax refund receivable and no deferred tax liability relating to foreign securities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

2. Significant Accounting Policies (Continued)

Recent Accounting Pronouncements. In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-08 Financial Services –Investment Companies to amend the criteria for an entity to qualify as an investment company. In addition, the ASU (1) requires new disclosure for all investment companies and (2) amends the measurement criteria for certain interests in other investment companies. ASU 2013-08 is effective prospectively during interim and annual periods in fiscal years beginning after December 15, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2013, Global Diversified Income Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, International Emerging Markets Fund, International Fund I, LargeCap Blend Fund II, LargeCap Growth Fund, LargeCap Value Fund III, MidCap Fund, MidCap Growth Fund, and Real Estate Securities Fund each borrowed from the Facility. Bond & Mortgage Securities Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, International Emerging Markets Fund, International Fund I, LargeCap Blend Fund II, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Fund, Midcap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap S&P 600 Index Fund, and SmallCap Value Fund II each loaned to the Facility. The interest expense associated with these borrowings is included in other expenses on the statements of operations. The interest received is included in interest on the statements of operations.

In addition, certain of the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the year ended October 31, 2013, Core Plus Bond Fund I, Diversified International Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, International Emerging Markets Fund, International Fund I, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund I, MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, Real Estate Securities Fund, SmallCap Growth Fund I and SmallCap Growth Fund II, borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Credit Linked Notes. Global Diversified Income Fund invests in structured notes whose market values are primarily derived from changes in the value of various credit indices and other factors. Valuations on these securities may be volatile as the payment features on certain notes may contain attributes that multiply the effects of changes in the values of the underlying indices. Structured notes may entail a greater degree of market risk than other types of debt securities. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily. These notes are subject to prepayment, credit, and interest rate risks. At maturity, or when a note is sold, the Fund records a realized gain or loss.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

3. Operating Policies (Continued)

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Master Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master agreement with a counterparty exceeds a specified threshold.

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Fund’s investment objective. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase or sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds (with the exception of Money Market Fund) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

3. Operating Policies (Continued)

Joint Trading Account. Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Funds based on their pro rata participating ownership interest in the joint trading account.

Mortgage Dollar Rolls. Certain of the Funds have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA’s”), in which the Funds sell mortgage-backed securities and simultaneously agree to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Funds forgo principal and interest paid on the securities, and are compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Funds treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Funds’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Options Contracts. During the period Core Plus Bond Fund I, Global Diversified Income Fund, and Inflation Protection Fund wrote call and put options on futures, swaps, securities, indices and currencies they own or in which they may invest and inflation floors for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option and inflation floor, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. An inflation floor can give downside protection to investments in inflation-linked products. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying future, swap, security, index or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security, index or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments. Transactions in options written during the year ended October 31, 2013, were as follows:

Core Plus Bond Fund I		Notional Amount
	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	—	928,600	$3,829
Options written	51,201,104	2,355,500	7,966
Options expired	(51,200,380)	(1,478,300)	(6,244)
Options closed	(23)	(692,500)	(1,000)
Options exercised	(357)	(387,500)	(1,573)
Balance at end of period	344	725,800	2,978

Global Diversified Income Fund	Number of Contracts	Premium (thousands)
Beginning of period	108,294	$8,101
Options written	2,331,825	367,928
Options expired	(113,776)	(7,533)
Options closed	(2,086,748)	(337,679)
Options exercised	(110,078)	(11,371)
Balance at end of period	129,517	19,446

Inflation Protection Fund		Notional Amount
	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	—	—	$—
Options written	1,447	297,500	2,697
Options expired	(458)	—	(185)
Options closed	(175)	(260,300)	(2,102)
Options exercised	(414)	—	(198)
Balance at end of period	400	37,200	212

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

3. Operating Policies (Continued)

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Sell-buyback arrangements. During the period Core Plus Bond Fund I entered into sell-buyback arrangements. In a sell-buyback arrangement the fund sells and simultaneously agrees to repurchase the same security at a future settlement date. The repurchase price is an agreed-upon rate. The purchaser of the securities maintains legal title of the securities during the term of the arrangement.

Sell-buyback arrangements are considered financing transactions for financial reporting purposes. The liability associated with the buyback of the security is reflected as a secured borrowing on the statements of assets and liabilities. The cost of the financing transaction is shown as a component of other expenses in the statements of operations.

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the Senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. These unfunded loan commitments are marked to market daily. As of October 31, 2013, the unfunded loan commitments were as follows (amounts in thousands):

	Unfunded Loan Commitment	Unrealized gain/loss
Bond & Mortgage Securities Fund	$6,040	$—
Global Diversified Income Fund	26,560	—
High Yield Fund	126,763	—
High Yield Fund I	71	5

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

3. Operating Policies (Continued)

Short Sales. Core Plus Bond Fund I and Global Diversified Income Fund entered into short sales transactions during the period. A short sale is a transaction in which a fund sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The fund must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The fund is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. A fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The fund is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The fund may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Swap Agreements. Bond & Mortgage Securities Fund, Core Plus Bond Fund I, High Yield Fund, and Inflation Protection Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A Fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

3. Operating Policies (Continued)

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or has exposure to the referenced obligation).

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2013 for which a Fund is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or a basket of securities.

As of October 31, 2013, counterparties had pledged collateral for swap agreements of $1,080,000 for Bond & Mortgage Securities Fund, $9,747,478 for Core Plus Bond Fund I, and $1,218,879 for the Inflation Protection Fund. The collateral is maintained in a segregated account and is not recorded in the books and records of the funds.

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

3. Operating Policies (Continued)

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives October 31, 2013			Liability Derivatives October 31, 2013
Derivatives not accounted for			Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Bond & Mortgage Securities Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$2,210
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$6	Payables	$77
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$1,196	Payables, Net Assets Consist of Net unrealized	$207	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $	1,202		$2,494
Core Plus Bond Fund I
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$2,150	Payables, Net Assets Consist of Net unrealized	$55
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$3,254	Payables	$8,934
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 40,602* Payables, Net Assets Consist of Net unrealized			$4,399	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $ 46,006			$13,388
Global Diversified Income Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$23,297
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$361	Payables	$899
		Total $	361		$24,196
High Yield Fund I
Foreign exchange contracts	Receivables		$2	Payables	$—
Inflation Protection Fund
Foreign exchange contracts	Receivables		$402	Payables	$—
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$2,662* Payables, Net Assets Consist of Net unrealized		$2,069	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $	3,064		$2,069
International Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$490* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Blend Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$626* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$6,643* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Growth Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$1,058* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap S&P 500 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$3,326* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Value Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$1,436* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

3. Operating Policies (Continued)

	Asset Derivatives October 31, 2013		Liability Derivatives October 31, 2013
Derivatives not accounted for		Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
LargeCap Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$62* Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
LargeCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$2,823* Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
MidCap Growth Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$1,030* Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
MidCap S&P 400 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$429* Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
MidCap Value Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$1,579* Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
MidCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$923* Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Overseas Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$2,364* Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Blend Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$363* Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$2,426* Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Growth Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$301* Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap S&P 600 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$	— Payables, Net Assets Consist of Net unrealized	$158	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Value Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$1,898* Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

			Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/(Depreciation) of
as hedging instruments	Recognized in Operations	Recognized in Operations	Derivatives Recognized in Operations
Bond & Mortgage Securities Fund
Credit contracts	Net realized gain (loss) from Swap	$(6,297)	$(112)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$184	$(97)
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$513	$946
	contracts and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Futures contracts and Swap agreements
	Total	$5,600	$737

Core Plus Bond Fund I
Credit contracts	Net realized gain (loss) from Options and	$(252)	$(3,276)
	swaptions and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Options and swaptions and Swap
	agreements

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

3. Operating Policies (Continued)

			Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/(Depreciation) of
as hedging instruments	Recognized in Operations	Recognized in Operations	Derivatives Recognized in Operations
Core Plus Bond Fund I (continued)
Foreign exchange contracts	Net realized gain (loss) from Foreign	$3,235	$(4,511)
	currency transactions and Options and
	swaptions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$(4,305)	$39,235
	contracts, Options and swaptions, and Swap
	agreements/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts, Options and swaptions, and Swap
	agreements
	Total	$(1,322)	$31,448

Global Diversified Income Fund
Equity contracts	Net realized gain (loss) from Options and	$(136,732)	$(8,811)
	swaptions/Change in unrealized
	appreciation/(depreciation) of Options and
	swaptions

Foreign exchange contracts	Net realized gain (loss) from Foreign	$2,489	$(773)
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$(134,243)	$(9,584)

High Yield Fund
Credit contracts	Net realized gain (loss) from Swap	$(3,799)	$—
	agreements

High Yield Fund I
Foreign exchange contracts	Net realized gain (loss) from Foreign	$(26)	$2
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Inflation Protection Fund
Foreign exchange contracts	Net realized gain (loss) from Foreign	$(1,839)	$402
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Investments,	$4,382	$(905)
	Futures contracts, Options and swaptions,
	and Swap agreements/Change in unrealized
	appreciation/(depreciation) of Investments,
	Futures contracts, Options and swaptions,
	and Swap agreements
	Total	$2,543	$(503)

International Fund I
Equity contracts	Net realized gain (loss) from Futures	$5,411	$1,055
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Blend Fund II
Equity contracts	Net realized gain (loss) from Futures	$2,484	$1,301
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures	$29,861	$12,138
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Growth Fund II
Equity contracts	Net realized gain (loss) from Futures	$7,201	$2,034
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

3. Operating Policies (Continued)

			Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/(Depreciation) of
as hedging instruments	Recognized in Operations	Recognized in Operations	Derivatives Recognized in Operations
LargeCap S&P 500 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$13,530	$5,592
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Value Fund
Equity contracts	Net realized gain (loss) from Futures	$4,521	$2,309
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Value Fund I
Equity contracts	Net realized gain (loss) from Futures	$16,534	$2,390
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures	$3,215	$3,310
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap Growth Fund III
Equity contracts	Net realized gain (loss) from Futures	$11,154	$1,249
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap S&P 400 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$3,438	$667
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap Value Fund I
Equity contracts	Net realized gain (loss) from Futures	$13,251	$2,877
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures	$4,029	$975
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Overseas Fund
Equity contracts	Net realized gain (loss) from Futures	$12,463	$4,320
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Foreign exchange contracts	Net realized gain (loss) from Foreign	$(1,256)	$944
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$11,207	$5,264

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

3. Operating Policies (Continued)

			Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/(Depreciation) of
as hedging instruments	Recognized in Operations	Recognized in Operations	Derivatives Recognized in Operations
Short-Term Income Fund
Interest rate contracts	Net realized gain (loss) from Futures	$(139)	$172
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Blend Fund
Equity contracts	Net realized gain (loss) from Futures	$3,125	$479
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures	$22,955	$4,813
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Growth Fund II
Equity contracts	Net realized gain (loss) from Futures	$2,099	$480
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap S&P 600 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$5,338	$(46)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Value Fund II
Equity contracts	Net realized gain (loss) from Futures	$13,915	$3,693
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Bond & Mortgage Securities Fund, Core Plus Bond Fund I, Inflation Protection Fund, and Short-Term Income Fund. The notional values of the futures contracts will vary in accordance with changing duration of these funds. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the year ended October 31, 2013.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement. Below is a table which provides quantitative information about the significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy:

Fair
	Asset	Value at	Valuation	Unobservable
Fund	Type	10/31/13	Technique	input	Input Values(s)
Government & High Quality	Bonds	$19,893	Third Party	Broker Quote	$98.75-101.50
Bond Fund			Vendor

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

4. Fair Valuation (Continued)

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchase/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant transfers into or out of Level 3, except as noted in the Level 3 roll forward. The table below shows the amounts that were transferred from Level 1 to Level 2 at October 31, 2013 because of movement from exchange close prices received to bid prices received for common stocks:

High Yield Fund	$75
SmallCap Value Fund II	$13,043

The table below shows the amount that was transferred from Level 2 to Level 1 at October 31, 2013 because of movement from a bid price received to an exchange close price received for 1 preferred security:

Global Diversified Income Fund	$13,732,225

The table below shows the amounts that were transferred from Level 1 to Level 2 at October 31, 2013 due 1 security being thinly traded:

Diversified International Fund	$10,821,491
International Emerging Markets Fund	$25,424,212

The following is a summary of the inputs used as of October 31, 2013, in valuing the Funds’ securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Bond & Mortgage Securities Fund
Bonds		$—	$1,372,594	$4,449	$1,377,043
Common Stocks*		—	—	—	—
Preferred Stocks
Financial		3,329	1,200	—	4,529
Repurchase Agreements		—	82,483	—	82,483
Senior Floating Rate Interests		—	79,815	—	79,815
U.S. Government & Government Agency Obligations		—	1,048,818	—	1,048,818
	Total investments in securities $	3,329	$2,584,910	$4,449	$2,592,688

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Bond & Mortgage Securities Fund (continued)
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$5	$—	$5
Interest Rate Contracts**
Interest Rate Swaps	$—	$1,196	$—	$1,196
Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(407)	$—	$(407)
Exchange Cleared Credit Default Swaps	—	(1,803)	—	(1,803)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(76)	$—	$(76)
Interest Rate Contracts**
Futures	$(207)	$—	$—	$(207)

Core Plus Bond Fund I
Bonds	$—	$1,067,598	$10,746	$1,078,344
Convertible Preferred Stocks*	6,606	—	—	6,606
Municipal Bonds	—	202,297	—	202,297
Preferred Stocks
Financial	—	6,298	—	6,298
Repurchase Agreements	—	563,100	—	563,100
U.S. Government & Government Agency Obligations	—	1,998,262	—	1,998,262
Total investments in securities $	6,606	$3,837,555	$10,746	$3,854,907
Assets
Credit Contracts**
Credit Default Swaps	$—	$1,534	$—	$1,534
Exchange Cleared Credit Default Swaps	—	616	—	616
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$3,255	$—	$3,255
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$29,507	$—	$29,507
Futures	10,138	—	—	10,138
Interest Rate Swaps	—	957	—	957
Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(12)	$—	$(12)
Credit Default Swaptions	—	(43)	—	(43)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(8,935)	$—	$(8,935)
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(2,542)	$—	$(2,542)
Futures	(39)	—	—	(39)
Interest Rate Floor	—	(7)	—	(7)
Interest Rate Swaps	—	(566)	—	(566)
Interest Rate Swaptions	—	(1,144)	—	(1,144)
Options	(101)	—	—	(101)

Diversified International Fund
Common Stocks
Basic Materials	$34,913	$299,486	$—	$334,399
Communications	26,415	489,888	—	516,303
Consumer, Cyclical	100,874	601,748	—	702,622
Consumer, Non-cyclical	44,252	737,460	—	781,712
Diversified	5,813	6,911	—	12,724
Energy	162,028	157,626	—	319,654
Financial	145,278	1,147,812	—	1,293,090
Industrial	95,684	414,431	—	510,115
Technology	17,764	189,223	—	206,987
Utilities	9,177	54,007	—	63,184
Preferred Stocks
Basic Materials	—	15,360	—	15,360
Communications	—	3,469	—	3,469
Consumer, Non-cyclical	—	1,706	—	1,706
Financial	—	12,499	—	12,499
Repurchase Agreements	—	122,615	—	122,615
Total investments in securities $	642,198	$4,254,241	$—	$4,896,439

Equity Income Fund
Common Stocks*	$5,182,973	$—	$—	$5,182,973
Repurchase Agreements	—	117,680	—	117,680
Total investments in securities $	5,182,973	$117,680	$—	$5,300,653

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Global Diversified Income Fund
Bonds		$—	$4,054,331	$29,091	$4,083,422
Common Stocks
Basic Materials		10,077	27,493	—	37,570
Communications		243,297	81,565	6,418	331,280
Consumer, Cyclical		23,274	28,436	2,316	54,026
Consumer, Non-cyclical		76,462	33,270	—	109,732
Diversified		—	3,883	—	3,883
Energy		649,672	36,681	—	686,353
Financial		318,547	248,239	—	566,786
Industrial		73,941	68,603	114	142,658
Technology		27,241	—	—	27,241
Utilities		566,757	41,561	—	608,318
Convertible Bonds		—	70	—	70
Convertible Preferred Stocks*		2,631	—	—	2,631
Credit Linked Structured Notes		—	16,903	4,049	20,952
Preferred Stocks
Communications		35,688	12,272	—	47,960
Financial		293,318	42,543	—	335,861
Government		—	10,346	—	10,346
Industrial		6,340	—	247	6,587
Utilities		36,322	—	—	36,322
Repurchase Agreements		—	151,188	—	151,188
Senior Floating Rate Interests		—	740,833	78	740,911
	Total investments in securities $	2,363,567	$5,598,217	$42,313	$8,004,097
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$322	$—	$322
Liabilities
Equity Contracts**
Options		$(23,297)	$—	$—	$(23,297)
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$(860)	$—	$(860)

Global Real Estate Securities Fund
Common Stocks
Consumer, Cyclical		$—	$22,576	$—	$22,576
Consumer, Non-cyclical		7,771	—	—	7,771
Diversified		—	25,724	—	25,724
Financial		812,938	730,733	—	1,543,671
	Total investments in securities $	820,709	$779,033	$—	$1,599,742

Government & High Quality Bond Fund
Bonds		$—	$569,960	$19,893	$589,853
Repurchase Agreements		—	20,305	—	20,305
U.S. Government & Government Agency Obligations		—	1,172,044	—	1,172,044
	Total investments in securities $	—	$1,762,309	$19,893	$1,782,202

High Yield Fund
Bonds		$—	$3,522,345	$23,313	$3,545,658
Common Stocks
Consumer, Cyclical		—	240	—	240
Consumer, Non-cyclical		—	1	—	1
Energy		—	—	—	—
Technology		—	—	—	—
Convertible Bonds		—	—	—	—
Preferred Stocks
Financial		—	37,446	—	37,446
Repurchase Agreements		—	240,607	—	240,607
Senior Floating Rate Interests		—	308,630	—	308,630
	Total investments in securities $	—	$4,109,269	$23,313	$4,132,582

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

High Yield Fund I
Bonds	$—	$1,318,024	$2,768	$1,320,792
Common Stocks
Basic Materials	—	—	1,291	1,291
Consumer, Cyclical	431	121	—	552
Consumer, Non-cyclical	—	—	—	—
Financial	—	—	235	235
Industrial	478	—	261	739
Technology	—	—	—	—
Utilities	1,457	—	—	1,457
Convertible Bonds	—	—	766	766
Convertible Preferred Stocks*	685	—	—	685
Preferred Stocks
Consumer, Non-cyclical	—	—	—	—
Financial	560	9,463	—	10,023
Industrial	—	—	—	—
Technology	—	—	—	—
Repurchase Agreements	—	74,566	—	74,566
Senior Floating Rate Interests	—	118,349	—	118,349
Total investments in securities $	3,611	$1,520,523	$5,321	$1,529,455
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$2	$—	$2

Income Fund
Bonds	$—	$1,770,244	$10,968	$1,781,212
Common Stocks
Financial	—	—	5	5
Industrial	—	—	—	—
Technology	—	—	—	—
Convertible Bonds	—	30,831	—	30,831
Repurchase Agreements	—	72,526	—	72,526
Senior Floating Rate Interests	—	15,212	—	15,212
U.S. Government & Government Agency Obligations	—	519,708	—	519,708
Total investments in securities $	—	$2,408,521	$10,973	$2,419,494

Inflation Protection Fund
Bonds	$—	$58,743	$—	$58,743
U.S. Government & Government Agency Obligations	—	741,232	—	741,232
Purchased Interest Rate Swaptions	—	1,391	—	1,391
Total investments in securities $	—	$801,366	$—	$801,366
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$402	$—	$402
Interest Rate Contracts**
Futures	$1,271	$—	$—	$1,271
Liabilities
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(568)	$—	$(568)
Futures	(1,170)	—	—	(1,170)
Interest Rate Swaps	—	(223)	—	(223)
Interest Rate Swaptions	—	(19)	—	(19)
Options	(89)	—	—	(89)

International Emerging Markets Fund
Common Stocks
Basic Materials	$83,725	$96,661	$—	$180,386
Communications	63,903	177,200	—	241,103
Consumer, Cyclical	12,844	157,464	—	170,308
Consumer, Non-cyclical	108,502	38,717	—	147,219
Diversified	12,507	14,075	—	26,582
Energy	127,541	91,057	—	218,598
Financial	70,850	377,633	—	448,483
Industrial	5,001	100,030	—	105,031
Technology	—	201,612	—	201,612
Utilities	—	43,017	—	43,017
Preferred Stocks
Basic Materials	—	29,287	—	29,287
Communications	—	5,912	—	5,912
Financial	—	30,481	—	30,481
Repurchase Agreements	—	38,493	—	38,493
Total investments in securities $	484,873	$1,401,639	$—	$1,886,512

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

International Fund I
Common Stocks
Basic Materials		$—	$38,546	$—	$38,546
Communications		7,448	49,934	—	57,382
Consumer, Cyclical		—	60,690	—	60,690
Consumer, Non-cyclical		405	137,063	—	137,468
Diversified		6,828	7,798	—	14,626
Energy		6,097	32,857	—	38,954
Financial		20,987	142,390	—	163,377
Industrial		6,816	78,695	—	85,511
Technology		5,440	11,110	—	16,550
Utilities		—	5,539	—	5,539
Preferred Stocks
Consumer, Cyclical		—	1,830	—	1,830
Consumer, Non-cyclical		—	145	—	145
Energy		—	28	—	28
Utilities		—	14	—	14
Repurchase Agreements		—	9,434	—	9,434
	Total investments in securities $	54,021	$576,073	$—	$630,094
Assets
Equity Contracts**
Futures		$490	$—	$—	$490

LargeCap Blend Fund II
Common Stocks*		$680,340	$—	$—	$680,340
Repurchase Agreements		—	17,306	—	17,306
	Total investments in securities $	680,340	$17,306	$—	$697,646
Assets
Equity Contracts**
Futures		$626	$—	$—	$626

LargeCap Growth Fund
Common Stocks*		$3,004,808	$—	$—	$3,004,808
Repurchase Agreements		—	47,491	—	47,491
	Total investments in securities $	3,004,808	$47,491	$—	$3,052,299

LargeCap Growth Fund I
Common Stocks*		$6,674,233	$—	$—	$6,674,233
Repurchase Agreements		—	170,496	—	170,496
	Total investments in securities $	6,674,233	$170,496	$—	$6,844,729
Assets
Equity Contracts**
Futures		$6,643	$—	$—	$6,643

LargeCap Growth Fund II
Common Stocks*		$1,208,189	$—	$—	$1,208,189
Repurchase Agreements		—	52,047	—	52,047
	Total investments in securities $	1,208,189	$52,047	$—	$1,260,236
Assets
Equity Contracts**
Futures		$1,058	$—	$—	$1,058

LargeCap S&P 500 Index Fund
Common Stocks*		$3,593,191	$—	$—	$3,593,191
Repurchase Agreements		—	118,620	—	118,620
	Total investments in securities $	3,593,191	$118,620	$—	$3,711,811
Assets
Equity Contracts**
Futures		$3,326	$—	$—	$3,326

LargeCap Value Fund
Common Stocks*		$3,240,802	$—	$—	$3,240,802
Repurchase Agreements		—	57,426	—	57,426
	Total investments in securities $	3,240,802	$57,426	$—	$3,298,228
Assets
Equity Contracts**
Futures		$1,436	$—	$—	$1,436

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

LargeCap Value Fund I
Common Stocks*		$759,319	$—	$—	$759,319
Repurchase Agreements		—	43,642	—	43,642
	Total investments in securities $	759,319	$43,642	$—	$802,961
Assets
Equity Contracts**
Futures		$62	$—	$—	$62

LargeCap Value Fund III
Common Stocks*		$1,689,120	$—	$—	$1,689,120
Repurchase Agreements		—	87,507	—	87,507
	Total investments in securities $	1,689,120	$87,507	$—	$1,776,627
Assets
Equity Contracts**
Futures		$2,823	$—	$—	$2,823

MidCap Fund
Common Stocks*		$7,275,184	$—	$—	$7,275,184
Repurchase Agreements		—	35,222	—	35,222
	Total investments in securities $	7,275,184	$35,222	$—	$7,310,406

MidCap Growth Fund
Common Stocks*		$119,310	$—	$—	$119,310
Repurchase Agreements		—	1,635	—	1,635
	Total investments in securities $	119,310	$1,635	$—	$120,945

MidCap Growth Fund III
Common Stocks*		$1,464,671	$—	$—	$1,464,671
Repurchase Agreements		—	66,734	—	66,734
	Total investments in securities $	1,464,671	$66,734	$—	$1,531,405
Assets
Equity Contracts**
Futures		$1,030	$—	$—	$1,030

MidCap S&P 400 Index Fund
Common Stocks*		$878,610	$—	$—	$878,610
Repurchase Agreements		—	22,178	—	22,178
	Total investments in securities $	878,610	$22,178	$—	$900,788
Assets
Equity Contracts**
Futures		$429	$—	$—	$429

MidCap Value Fund I
Common Stocks*		$1,471,982	$—	$—	$1,471,982
Repurchase Agreements		—	54,399	—	54,399
	Total investments in securities $	1,471,982	$54,399	$—	$1,526,381
Assets
Equity Contracts**
Futures		$1,579	$—	$—	$1,579

MidCap Value Fund III
Common Stocks*		$735,851	$—	$—	$735,851
Repurchase Agreements		—	27,302	—	27,302
	Total investments in securities $	735,851	$27,302	$—	$763,153
Assets
Equity Contracts**
Futures		$923	$—	$—	$923

Money Market Fund
Bonds		$—	$157,505	$—	$157,505
Certificate of Deposit		—	20,200	—	20,200
Commercial Paper		—	766,903	—	766,903
Investment Companies		51,450	—	—	51,450
Municipal Bonds		—	72,065	—	72,065
Repurchase Agreements		—	81,775	—	81,775
	Total investments in securities $	51,450	$1,098,448	$—	$1,149,898

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Overseas Fund
Common Stocks
Basic Materials		$—	$179,323	$—	$179,323
Communications		—	149,481	—	149,481
Consumer, Cyclical		20,081	220,624	—	240,705
Consumer, Non-cyclical		17,478	334,483	—	351,961
Diversified		—	10,447	—	10,447
Energy		42,955	192,102	—	235,057
Financial		—	595,249	—	595,249
Industrial		21,045	285,576	—	306,621
Technology		—	43,052	—	43,052
Utilities		—	72,534	—	72,534
Preferred Stocks
Consumer, Cyclical		—	2,230	—	2,230
Utilities		—	86	—	86
Repurchase Agreements		—	33,537	—	33,537
	Total investments in securities $	101,559	$2,118,724	$—	$2,220,283
Assets
Equity Contracts**
Futures		$2,364	$—	$—	$2,364

Principal Capital Appreciation Fund
Common Stocks*		$2,204,313	$—	$—	$2,204,313
Repurchase Agreements		—	45,480	—	45,480
	Total investments in securities $	2,204,313	$45,480	$—	$2,249,793

Principal LifeTime 2010 Fund
Investment Companies		$1,669,626	$—	$—	$1,669,626
	Total investments in securities $	1,669,626	$—	$—	$1,669,626

Principal LifeTime 2015 Fund
Investment Companies		$997,880	$—	$—	$997,880
	Total investments in securities $	997,880	$—	$—	$997,880

Principal LifeTime 2020 Fund
Investment Companies		$6,389,833	$—	$—	$6,389,833
	Total investments in securities $	6,389,833	$—	$—	$6,389,833

Principal LifeTime 2025 Fund
Investment Companies		$1,438,808	$—	$—	$1,438,808
	Total investments in securities $	1,438,808	$—	$—	$1,438,808

Principal LifeTime 2030 Fund
Investment Companies		$6,231,269	$—	$—	$6,231,269
	Total investments in securities $	6,231,269	$—	$—	$6,231,269

Principal LifeTime 2035 Fund
Investment Companies		$1,001,414	$—	$—	$1,001,414
	Total investments in securities $	1,001,414	$—	$—	$1,001,414

Principal LifeTime 2040 Fund
Investment Companies		$3,935,120	$—	$—	$3,935,120
	Total investments in securities $	3,935,120	$—	$—	$3,935,120

Principal LifeTime 2045 Fund
Investment Companies		$561,045	$—	$—	$561,045
	Total investments in securities $	561,045	$—	$—	$561,045

Principal LifeTime 2050 Fund
Investment Companies		$1,863,914	$—	$—	$1,863,914
	Total investments in securities $	1,863,914	$—	$—	$1,863,914

Principal LifeTime 2055 Fund
Investment Companies		$112,836	$—	$—	$112,836
	Total investments in securities $	112,836	$—	$—	$112,836

Principal LifeTime 2060 Fund
Investment Companies		$812	$—	$—	$812
	Total investments in securities $	812	$—	$—	$812

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Principal LifeTime Strategic Income Fund
Investment Companies		$774,036	$—	$—	$774,036
	Total investments in securities $	774,036	$—	$—	$774,036

Real Estate Securities Fund
Common Stocks*		$1,393,659	$—	$—	$1,393,659
Repurchase Agreements		—	7,736	—	7,736
	Total investments in securities $	1,393,659	$7,736	$—	$1,401,395

SAM Balanced Portfolio
Investment Companies		$4,491,820	$—	$—	$4,491,820
	Total investments in securities $	4,491,820	$—	$—	$4,491,820

SAM Conservative Balanced Portfolio
Investment Companies		$1,462,382	$—	$—	$1,462,382
	Total investments in securities $	1,462,382	$—	$—	$1,462,382

SAM Conservative Growth Portfolio
Investment Companies		$3,013,370	$—	$—	$3,013,370
	Total investments in securities $	3,013,370	$—	$—	$3,013,370

SAM Flexible Income Portfolio
Investment Companies		$1,805,894	$—	$—	$1,805,894
	Total investments in securities $	1,805,894	$—	$—	$1,805,894

SAM Strategic Growth Portfolio
Investment Companies		$1,888,268	$—	$—	$1,888,268
	Total investments in securities $	1,888,268	$—	$—	$1,888,268

Short-Term Income Fund
Bonds		$—	$1,740,992	$—	$1,740,992
Repurchase Agreements		—	20,203	—	20,203
U.S. Government & Government Agency Obligations		—	18,627	—	18,627
	Total investments in securities $	—	$1,779,822	$—	$1,779,822

SmallCap Blend Fund
Common Stocks
Basic Materials		$8,753	$—	$—	$8,753
Communications		28,729	—	—	28,729
Consumer, Cyclical		72,794	—	—	72,794
Consumer, Non-cyclical		87,685	13	—	87,698
Energy		30,920	—	—	30,920
Financial		95,755	—	—	95,755
Industrial		73,052	—	—	73,052
Technology		60,297	—	—	60,297
Utilities		16,248	—	—	16,248
Repurchase Agreements		—	18,120	—	18,120
	Total investments in securities $	474,233	$18,133	$—	$492,366
Assets
Equity Contracts**
Futures		$363	$—	$—	$363

SmallCap Growth Fund I
Common Stocks*		$1,741,666	$—	$—	$1,741,666
Repurchase Agreements		—	98,780	—	98,780
	Total investments in securities $	1,741,666	$98,780	$—	$1,840,446
Assets
Equity Contracts**
Futures		$2,426	$—	$—	$2,426

SmallCap Growth Fund II
Common Stocks*		$201,324	$—	$—	$201,324
Repurchase Agreements		—	10,239	—	10,239
	Total investments in securities $	201,324	$10,239	$—	$211,563
Assets
Equity Contracts**
Futures		$301	$—	$—	$301

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2013

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

SmallCap S&P 600 Index Fund
Common Stocks*		$933,660	$—	$—	$933,660
Repurchase Agreements		—	13,807	—	13,807
	Total investments in securities $	933,660	$13,807	$—	$947,467
Liabilities
Equity Contracts**
Futures		$(158)	$—	$—	$(158)

SmallCap Value Fund II
Common Stocks
Basic Materials		$53,135	$—	$—	$53,135
Communications		56,320	—	—	56,320
Consumer, Cyclical		213,478	12	—	213,490
Consumer, Non-cyclical		206,574	—	44	206,618
Diversified		1,260	—	—	1,260
Energy		115,130	16	—	115,146
Financial		421,922	7	3	421,932
Industrial		234,073	—	11	234,084
Technology		152,961	—	—	152,961
Utilities		26,806	—	—	26,806
Repurchase Agreements		—	63,389	—	63,389
	Total investments in securities $	1,481,659	$63,424	$58	$1,545,141
Assets
Equity Contracts**
Futures		$1,898	$—	$—	$1,898

*For additional detail regarding sector classifications, please see the Schedule of Investments.
**Futures, foreign currency contracts, and swaps are valued at the unrealized appreciation/(depreciation) of the instrument.

The changes in investments measured at fair value for which Level 3 inputs have been used to determine fair value are as follows (amounts shown in thousands):

				Accrued
				Discounts/
				Premiums								Net Change in Unrealized
		Value	Realized	and Change		Proceeds	Transfers Transfers				Value	Appreciation/(Depreciation)
		October	Gain/	in Unrealized		from	into Level		Out of October 31,			on Investments Held at
Fund	31, 2012		(Loss)	Gain/(Loss)	Purchases	Sales	3	*	Level 3**		2013	October 31, 2013
Government & High Quality Bond Fund
Bonds		$20,236	$—	$(339)	$13,180	$—	$—		$(13,184	) $	19,893	$(335)
	Total $	20,236	$—	$(339)	$13,180	$—	$—		$(13,184	) $	19,893	$(335)

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to:

1. Securities where trading has been halted

2. Securities that have certain restrictions on trading

3. Instances in which a security is not priced by a pricing services

**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to:

1. Securities where trading resumes

2. Securities where trading restrictions have expired

3. Instances in which a price becomes available from a pricing service

At the end of the year, there were no other Funds which had a significant Level 3 balance. During the year, there were no significant purchases, sales, or transfers into or out of Level 3, except as noted above.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.). A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rate paid by each of the Principal LifeTime Funds is .03% of each of the Principal LifeTime Funds’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .55% of aggregate net assets up to $500 million, .50% of the next $500 million of aggregate net assets, .45% of the next $1 billion of aggregate net assets, .40% of the next $1 billion of aggregate net assets, .35% of the next $1 billion of aggregate net assets, .30% of the next $1 billion of aggregate net assets and .25% of aggregate net assets over $5 billion. The annual rates used in this calculation for each of the other Funds are as follows:

		Net Assets of Funds					Net Assets of Funds
		(in millions)					(in millions)
				Over					Over
	First	Next	Next	$1.5		First	Next	Next	$1.5
	$500	$500	$500	billion		$500	$500	$500	billion
Global Real Estate Securities Fund	.90%	.88%	.86%	.85%	Overseas Fund	1.10%	1.08%	1.06%	1.05%
Inflation Protection Fund	.40	.38	.36	.35	SmallCap Blend Fund	.75	.73	.71	.70
LargeCap Blend Fund II	.75	.73	.71	.70	SmallCap Growth Fund I	1.10	1.08	1.06	1.05
MidCap Growth Fund	.65	.63	.61	.60	SmallCap Growth Fund II	1.00	.98	.96	.95
MidCap Growth Fund III	1.00	.96	.94	.92	SmallCap Value Fund II	1.00	.98	.96	.95
MidCap Value Fund III	.65	.63	.61	.60

		Net Assets of Funds (in millions)
	First	Next	Next	Next	Next $1	Over $3
	$500	$500	$500	$500	billion	billion
Bond & Mortgage Securities Fund	.55%	.53%	.51%	.50%	.48%	.45%
Diversified International Fund	.90	.88	.86	.85	.83	.80
Global Diversified Income Fund	.80	.78	.76	.75	.73	.70
High Yield Fund I	.65	.63	.61	.60	.59	.58
International Emerging Markets Fund	1.20	1.18	1.16	1.15	1.14	1.13
International Fund I	.97	.95	.93	.92	.91	.90
LargeCap Growth Fund I	.66	.64	.62	.61	.60	.59
LargeCap Growth Fund II	.89	.87	.85	.84	.83	.82
LargeCap Value Fund	.45	.43	.41	.40	.39	.38
LargeCap Value Fund I	.80	.78	.76	.75	.74	.73
LargeCap Value Fund III	.80	.78	.76	.75	.73	.70
MidCap Fund	.65	.63	.61	.60	.59	.58
MidCap Value Fund I	1.00	.98	.96	.95	.94	.93
Money Market Fund	.40	.39	.38	.37	.36	.35
Real Estate Securities Fund	.85	.83	.81	.80	.79	.78

	Net Assets of Fund (in millions)					Net Assets of Fund
	First	Over			First $2	Next $1	Over
	$250	$250			billion	billion	$3 billion
High Yield Fund	.625%	.50%		Income Fund	.50%	.44%	.43%

	Net Assets of Fund (in millions)				Net Assets of Fund (in millions)
	First	Next	Over		First	Next	Over
	$200	$300	$500		$500	$500	$1 billion
Short-Term Income Fund	.50%	.45%	.40%	Principal Capital Appreciation Fund	.625%	.50%	.375%

		Net Assets of Fund				Net Assets of Fund (in millions)
		First $2	Over $2			First	Next	Over
		billion	billion			$250	$250	$500
Government & High Quality Bond Fund		.50%	.45%	Equity Income Fund		.60%	.55%	.50%

		Net Assets of Fund (in millions)
	First	Next	Next	Next	Over
	$500	$500	$1 billion	$1 billion	$3 billion
LargeCap Growth Fund	.68%	.65%	.62%	.58%	.55%

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC.

October 31, 2013

5. Management Agreement and Transactions with Affiliates (Continued)

		All Net Assets
LargeCap S&P 500 Index Fund			.15%
MidCap S&P 400 Index Fund			.15
SmallCap S&P 600 Index Fund			.15

			Net Assets of Fund (in millions)
	First	Next	Next	Next	Next	Over
	$500	$500	$500	$500	$500	$2.5 billion
Core Plus Bond Fund I	.60%	.58%	.56%	.55%	.53%	.50%

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class B, Class C, Class P, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays Principal Shareholder Services, Inc. a fee for the services provided in an amount that includes a profit.

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

			Period from November 1, 2012 through October 31,2013
	Class A		Class B	Class C	Class J	Institutional		Expiration
Bond & Mortgage Securities Fund	.94%		1.60%	1.75%	N/A	N/A		February 28, 2014
Diversified International Fund	N/A		2.47	2.08	N/A	N/A		February 28, 2014
Equity Income Fund	N/A		1.97	N/A	N/A	N/A		February 28, 2014
Global Diversified Income Fund	1.25		N/A	2.00	N/A	.90	%*	February 28, 2014
Global Real Estate Securities Fund	1.45		N/A	2.20	N/A	1.00	**	February 28, 2014
Government & High Quality Bond Fund	.88		1.65	1.63	1.00%	N/A		February 28, 2014
High Yield Fund	N/A		1.92	N/A	N/A	.61	^	February 28, 2014
High Yield Fund I	1.05	^	N/A	N/A	N/A	N/A		February 28, 2014
Income Fund	N/A		1.90	N/A	1.10	N/A		February 28, 2014
Inflation Protection Fund	.90		N/A	1.65	1.15	N/A		February 28, 2014
International Emerging Markets Fund	N/A		2.78	2.80	N/A	N/A		February 28, 2014
LargeCap Growth Fund	N/A		2.25	N/A	N/A	N/A		February 28, 2014
LargeCap Growth Fund I	1.25	^	N/A	N/A	N/A	N/A		February 28, 2014
LargeCap S&P 500 Index Fund	.70		N/A	1.30	N/A	N/A		February 28, 2014
LargeCap Value Fund	N/A		2.00	1.70	N/A	N/A		February 28, 2014
MidCap Fund	N/A		2.09	1.95	N/A	N/A		February 28, 2014
MidCap Growth Fund	N/A		N/A	N/A	N/A	.75	^	February 28, 2014
MidCap S&P 400 Index Fund	N/A		N/A	N/A	N/A	.25	^	February 28, 2014
MidCap Value Fund III	N/A		N/A	N/A	N/A	.736	***	February 28, 2014
Money Market Fund	N/A		1.55	1.79	N/A	N/A		February 28, 2014
Overseas Fund	N/A		N/A	N/A	N/A	1.10	*	February 28, 2013
Principal Capital Appreciation Fund	N/A		1.99	1.82	N/A	N/A		February 28, 2014
Principal LifeTime 2010 Fund	.41		N/A	N/A	N/A	N/A		February 28, 2014
Principal LifeTime 2015 Fund	N/A		N/A	N/A	N/A	.08	*	February 28, 2013
Principal LifeTime 2020 Fund	.41		1.16	N/A	N/A	N/A		February 28, 2014
Principal LifeTime 2025 Fund	N/A		N/A	N/A	N/A	.08	*	February 28, 2013
Principal LifeTime 2030 Fund	.41		1.16	N/A	N/A	N/A		February 28, 2014
Principal LifeTime 2035 Fund	N/A		N/A	N/A	N/A	.08	*	February 28, 2013
Principal LifeTime 2040 Fund	.41		1.16	N/A	N/A	N/A		February 28, 2014
Principal LifeTime 2045 Fund	N/A		N/A	N/A	N/A	.08	*	February 28, 2013
Principal LifeTime 2050 Fund	.41		1.16	N/A	N/A	N/A		February 28, 2014
Principal LifeTime 2055 Fund	N/A		N/A	N/A	N/A	.13	^^	February 28, 2014
Principal LifeTime 2060 Fund	N/A		N/A	N/A	.41^	.13	^	February 28, 2014
Principal LifeTime Strategic Income Fund	.41		1.16	N/A	N/A	N/A		February 28, 2014
Real Estate Securities Fund	1.45		2.20	2.20	N/A	N/A		February 28, 2014
SAM Balanced Portfolio	N/A		1.70	N/A	N/A	N/A		February 28, 2014

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC.

October 31, 2013

5. Management Agreement and Transactions with Affiliates (Continued)

	Period from November 1, 2012 through October 31,2013
	Class A	Class B	Class C	Class J		Institutional		Expiration
SAM Conservative Balanced Portfolio	.63%	1.38%	1.38%	.63%		N/A		February 28, 2014
SAM Conservative Growth Portfolio	N/A	1.71	N/A	N/A		N/A		February 28, 2014
SAM Flexible Income Portfolio	N/A	1.69	N/A	N/A		N/A		February 28, 2014
SAM Strategic Growth Portfolio	N/A	1.75	N/A	N/A		N/A		February 28, 2014
Short-Term Income Fund	N/A	N/A	1.67	1.07	*	N/A		February 28, 2014
SmallCap Blend Fund	1.35	2.29	2.08	N/A		.80%		February 28, 2014
SmallCap Growth Fund II	N/A	N/A	N/A	1.58		N/A		February 28, 2014
SmallCap S&P 600 Index Fund	N/A	N/A	N/A	N/A		.25	^	February 28, 2014
SmallCap Value Fund II	N/A	N/A	N/A	1.926		N/A		February 28, 2014

*	Expired February 28, 2013.
**	Prior to March 1, 2013, the expense limit was .95%.
***	Prior to March 1, 2013, the expense limit was .69%.
^	Period from March 1, 2013 through October 31, 2013.
^^	Prior to March 1, 2013, the expense limit was .08%.

	Period from November 1, 2012 through October 31,2013
	R -1		R -2		R -3		R -4		R -5		Expiration
Government & High Quality Bond Fund	1.29%		1.16%		.98%		.79%		.67%		February 28, 2014
Principal LifeTime 2055 Fund	.96		.83		.65		.46		.34		February 28, 2014
Principal LifeTime 2060 Fund	.96	^	.83	^	.65	^	.46	^	.34	^	February 28, 2014
Short-Term Income Fund	1.30		1.18		.99		.79		.68		February 28, 2014

^ Period from March 1, 2013 through October 31, 2013.

In addition, the Manager has contractually agreed to limit certain of the Funds’ management and investment advisory fees through the period ended February 28, 2014. The expense limit will reduce the Fund’s management and investment advisory fees by the following amounts:

International Fund I	.046%	MidCap Value Fund I	.020%
LargeCap Blend Fund II	.018	MidCap Value Fund III	.014
LargeCap Growth Fund I	.016	Overseas Fund	.030
LargeCap Growth Fund II	.014	SmallCap Growth Fund I	.022
LargeCap Value Fund I	.014	SmallCap Growth Fund II	.020
LargeCap Value Fund III	.012	SmallCap Value Fund II	.024
MidCap Growth Fund III	.022

The Manager has also voluntarily agreed to limit Money Market Fund’s expenses for all classes of shares to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2014. The expense limit will maintain these expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .20% for each of Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund and Short Term Income Fund, respectively.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

5. Management Agreement and Transactions with Affiliates (Continued)

For the period November 1, 2012 through February 28, 2013, the Manager voluntarily agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make and acquired fund fees and expenses) attributable to Institutional class of shares of certain of the Funds. The reductions and reimbursements were in amounts that maintained total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The operating expense limits were as follows:

	Expense Limit		Expense Limit
Diversified International Fund	.93%	SAM Conservative Balanced Portfolio	.40%
High Yield Fund	.56	SAM Conservative Growth Portfolio	.40
International Emerging Markets Fund	1.34	SAM Flexible Income Portfolio	.40
International Fund I	.984	SAM Strategic Growth Portfolio	.40
LargeCap S&P 500 Index Fund	.20	Short-Term Income Fund	.54
MidCap Fund	.70	SmallCap Growth Fund I	1.128
MidCap Growth Fund	.70	SmallCap S&P 600 Index Fund	.20
MidCap S&P 400 Index Fund	.20	SmallCap Value Fund II	1.026
SAM Balanced Portfolio	.40

The Manager has voluntarily agreed to limit certain of the Fund’s expenses attributable to Class J shares of Bond & Mortgage Securities Fund and Short-Term Income Fund by paying, if necessary, expenses normally payable by the Fund, excluding interest expense. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .99% and 1.00%, respectively. The expense limit may be terminated at any time.

The Manager has contractually agreed to pay a portion of the expenses directly attributable to Institutional Class shares of Bond & Mortgage Securities Fund through the period ending February 28, 2014.

For the period November 1, 2012 through February 28, 2013, the Manager voluntarily agreed to limit expenses attributable to Institutional Class shares of Money Market Fund. The expense limit maintained a total level of operating expenses (expressed as a percent of net assets on an annualized basis) not to exceed .43%.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager.

Distribution Fees. The Class A, Class B, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, 1.00%, .45%, .35%, .30%, .25%, and .10% for Class A, Class B, Class C, Class J, R-1, R-2, R-3, and R-4 classes of shares, respectively, except the following classes of shares:

LargeCap S&P 500 Index Fund	Class A	.15%
Money Market Fund	Class A	N/A
Money Market Fund	Class J	.25
Short-Term Income Fund	Class A	.15

The Distributor has contractually agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares (with the exception of Money Market Fund) through February 28, 2014. The limit will maintain the level of distribution fees not to exceed .25% for Class J shares.

The Distributor has voluntarily agreed to limit Money Market Fund’s distribution fees attributable to certain share classes of Money Market Fund. The limit will maintain the level of distribution fees not to exceed .75% for Class B and 0% for Class C shares, respectively. The expense limit may be terminated at any time.

The Distributor has voluntarily agreed to limit the distribution fees attributable to Class A shares of Government & High Quality Bond Fund. The limit will maintain the level of distribution fees not to exceed .15% for Class A shares. The limit may be terminated at any time.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. Principal Funds Distributor, Inc. as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% (.25% for LargeCap S&P 500 Index Fund) of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were sold originally without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Principal Funds Distributor, Inc. also retain sales charges on sales of Class A shares based on declining rates which begin at 1.50% for LargeCap S&P 500 Index Fund, 2.25% for Government & High Quality Bond Fund, Income Fund and Short Term Income Fund, 3.75% for Bond & Mortgage Securities Fund, Global Diversified Income Fund, High Yield Fund, High Yield Fund I, Inflation Protection Fund, Principal LifeTime 2010 Fund, Principal LifeTime Strategic Income Fund, and SAM Flexible Income Portfolio, and 5.50% for all other Funds (except Money Market Fund which does not carry a sales charge). The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2013, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Bond & Mortgage Securities Fund	$71	$1	$1	$12
Diversified International Fund	156	2	1	8
Equity Income Fund	410	4	8	N/A
Global Diversified Income Fund	2,258	N/A	468	N/A
Global Real Estate Securities Fund	77	N/A	4	N/A
Government & High Quality Bond Fund	449	5	56	54
High Yield Fund	301	14	66	N/A
High Yield Fund I	6	N/A	N/A	N/A
Income Fund	347	6	26	44
Inflation Protection Fund	25	N/A	4	3
International Emerging Markets Fund	160	3	2	16
LargeCap Blend Fund II	N/A	N/A	N/A	3
LargeCap Growth Fund	205	2	1	3
LargeCap Growth Fund I	6	N/A	N/A	10
LargeCap Growth Fund II	N/A	N/A	N/A	2
LargeCap S&P 500 Index Fund	111	N/A	3	25
LargeCap Value Fund	129	1	1	6
LargeCap Value Fund III	N/A	N/A	N/A	1
MidCap Fund	831	5	52	19
MidCap Growth Fund	N/A	N/A	N/A	2
MidCap Growth Fund III	N/A	N/A	N/A	2
MidCap S&P 400 Index Fund	N/A	N/A	N/A	9
MidCap Value Fund I	N/A	N/A	N/A	2
MidCap Value Fund III	N/A	N/A	N/A	2
Money Market Fund	25	5	6	95
Principal Capital Appreciation Fund	268	4	3	N/A
Principal LifeTime 2010 Fund	32	N/A	N/A	34
Principal LifeTime 2020 Fund	181	1	N/A	146
Principal LifeTime 2030 Fund	250	2	N/A	189
Principal LifeTime 2040 Fund	213	3	N/A	123
Principal LifeTime 2050 Fund	124	–	N/A	36
Principal LifeTime Strategic Income Fund	22	–	N/A	16
Real Estate Securities Fund	186	2	2	7
SAM Balanced Portfolio	1,668	21	46	210
SAM Conservative Balanced Portfolio	742	11	15	116
SAM Conservative Growth Portfolio	1,058	25	27	87
SAM Flexible Income Portfolio	822	8	45	173
SAM Strategic Growth Portfolio	704	22	23	58
Short-Term Income Fund	521	N/A	37	68
SmallCap Blend Fund	143	1	4	6
SmallCap Growth Fund I	N/A	N/A	N/A	1
SmallCap Growth Fund II	N/A	N/A	N/A	1
SmallCap S&P 600 Index Fund	N/A	N/A	N/A	15
SmallCap Value Fund II	N/A	N/A	N/A	2

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

5. Management Agreement and Transactions with Affiliates (Continued)

Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

Affiliated Ownership. At October 31, 2013, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A	Class J Institutional		R -1	R -2	R -3	R -4	R -5
Bond & Mortgage Securities Fund	–	–	16,215	–	–	–	–	–
Core Plus Bond Fund I	N/A	N/A	139,291	–	–	–	–	–
Diversified International Fund	–	–	100,658	–	–	–	–	–
Equity Income Fund	–	N/A	59,321	–	–	–	–	–
Global Real Estate Securities Fund	–	N/A	32,339	N/A	N/A	N/A	N/A	N/A
Government & High Quality Bond Fund	–	–	10	–	–	–	–	–
High Yield Fund	–	N/A	89	N/A	N/A	N/A	N/A	N/A
High Yield Fund I	1	N/A	80,605	N/A	N/A	N/A	N/A	N/A
Income Fund	–	–	19,860	–	–	–	–	–
Inflation Protection Fund	–	–	35,040	–	–	–	–	–
International Emerging Markets Fund	–	–	11,758	–	–	–	–	–
International Fund I	N/A	N/A	42,607	–	–	–	–	–
LargeCap Blend Fund II	N/A	–	33,923	–	–	–	–	–
LargeCap Growth Fund	–	–	9,215	–	–	–	–	–
LargeCap Growth Fund I	1	–	179,190	–	–	–	–	–
LargeCap Growth Fund II	N/A	–	76,530	–	–	–	–	–
LargeCap Value Fund	–	–	7,853	–	–	–	–	–
LargeCap Value Fund I	N/A	N/A	14,218	–	–	–	–	–
LargeCap Value Fund III	N/A	–	19,540	–	–	–	–	–
MidCap Fund	–	–	16	–	–	–	–	–
MidCap Growth Fund III	N/A	–	52,962	–	–	–	–	–
MidCap Value Fund I	N/A	–	60,712	–	–	–	–	–
Money Market Fund	161	–	5,936	N/A	N/A	N/A	N/A	N/A
Overseas Fund	N/A	N/A	34,136	1	1	1	1	1
Principal Capital Appreciation Fund	–	N/A	4,615	–	–	–	–	–
Principal LifeTime 2010 Fund	–	–	69,287	–	–	–	–	–
Principal LifeTime 2015 Fund	N/A	N/A	39,246	–	–	–	–	–
Principal LifeTime 2020 Fund	–	–	245,107	–	–	–	–	–
Principal LifeTime 2025 Fund	N/A	N/A	56,467	–	–	–	–	–
Principal LifeTime 2030 Fund	–	–	242,553	–	–	–	–	–
Principal LifeTime 2035 Fund	N/A	N/A	39,942	–	–	–	–	–
Principal LifeTime 2040 Fund	–	–	151,231	–	–	–	–	–
Principal LifeTime 2045 Fund	N/A	N/A	22,589	–	–	–	–	–
Principal LifeTime 2050 Fund	–	–	82,278	–	–	–	–	–
Principal LifeTime 2055 Fund	N/A	N/A	5,786	–	–	–	–	–
Principal LifeTime 2060 Fund	N/A	1	1	1	1	1	1	1
Principal LifeTime Strategic Income Fund	–	–	40,693	–	–	–	–	–
Real Estate Securities Fund	–	–	12,573	–	–	–	–	–
SAM Balanced Portfolio	–	–	44,477	–	–	–	–	–
SAM Conservative Balanced Portfolio	–	–	21,926	–	–	–	–	–
SAM Conservative Growth Portfolio	–	–	27,536	–	–	–	–	–
SAM Flexible Income Portfolio	–	–	13,248	–	–	–	–	–
SAM Strategic Growth Portfolio	–	–	12,552	–	–	–	–	–
Short-Term Income Fund	–	–	22,941	–	–	–	–	–
SmallCap Blend Fund	–	–	2,712	–	–	–	–	–
SmallCap Growth Fund I	N/A	–	46,466	–	–	–	–	–
SmallCap Growth Fund II	N/A	–	11,857	–	–	–	–	–
SmallCap Value Fund II	N/A	–	39,329	–	–	–	–	–

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Brokerage Commissions. With respect to Global Diversified Income Fund, $158,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2013. Brokerage commissions were paid to affiliates of sub-advisors as follows (amounts in thousands):

Year Ended
October 31, 2013
MidCap Value Fund I	$55

6. Investment Transactions

For the year ended October, 31, 2013, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

	Purchases	Sales		Purchases	Sales
Bond & Mortgage Securities Fund	$3,944,421	$3,832,030	Overseas Fund	$875,682	$668,924
Core Plus Bond Fund I	6,865,306	7,452,402	Principal Capital Appreciation Fund	282,608	274,080
Diversified International Fund	3,796,208	3,173,983	Principal LifeTime 2010 Fund	256,330	421,602
Equity Income Fund	977,974	772,590	Principal LifeTime 2015 Fund	311,724	193,884
Global Diversified Income Fund	8,023,726	5,474,954	Principal LifeTime 2020 Fund	1,599,918	1,534,711
Global Real Estate Securities Fund	1,050,374	693,442	Principal LifeTime 2025 Fund	532,692	273,814
Government & High Quality Bond Fund	694,778	708,192	Principal LifeTime 2030 Fund	1,590,664	1,429,479
High Yield Fund	2,674,830	2,533,670	Principal LifeTime 2035 Fund	378,991	185,788
High Yield Fund I	1,176,970	894,733	Principal LifeTime 2040 Fund	1,196,017	1,064,879
Income Fund	672,144	427,821	Principal LifeTime 2045 Fund	237,762	104,577
Inflation Protection Fund	1,024	7,389	Principal LifeTime 2050 Fund	653,485	475,332
International Emerging Markets Fund	2,086,332	1,906,680	Principal LifeTime 2055 Fund	60,988	24,840
International Fund I	409,977	1,006,514	Principal LifeTime 2060 Fund	873	112
LargeCap Blend Fund II	462,062	1,021,079	Principal LifeTime Strategic Income Fund	115,699	141,586
LargeCap Growth Fund	2,042,217	2,244,326	Real Estate Securities Fund	639,381	844,470
LargeCap Growth Fund I	2,389,484	2,079,804	SAM Balanced Portfolio	814,083	696,889
LargeCap Growth Fund II	762,506	959,327	SAM Conservative Balanced Portfolio	307,434	175,470
LargeCap S&P 500 Index Fund	260,499	93,951	SAM Conservative Growth Portfolio	556,373	574,733
LargeCap Value Fund	3,662,140	2,728,144	SAM Flexible Income Portfolio	420,646	176,113
LargeCap Value Fund I	1,356,365	3,100,220	SAM Strategic Growth Portfolio	451,778	485,400
LargeCap Value Fund III	1,306,013	559,247	Short-Term Income Fund	1,110,747	830,016
MidCap Fund	2,866,513	698,038	SmallCap Blend Fund	378,867	388,020
MidCap Growth Fund	232,956	245,940	SmallCap Growth Fund I	1,148,682	1,239,560
MidCap Growth Fund III	1,532,594	1,849,842	SmallCap Growth Fund II	126,637	132,971
MidCap S&P 400 Index Fund	207,768	80,683	SmallCap S&P 600 Index Fund	290,035	100,668
MidCap Value Fund I	1,479,881	1,983,765	SmallCap Value Fund II	796,771	733,391
MidCap Value Fund III	924,643	395,554

In addition Core Plus Bond Fund I and Global Diversified Income Fund had $473,951,000 and $1,108,698,000 of covers on securities sold short and $458,325,000 and $1,073,685,000 of securities sold short, respectively.

For the year ended October 31, 2013, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows:

	Purchases	Sales
Bond & Mortgage Securities Fund	$1,270,715	$1,280,079
Core Plus Bond Fund I	2,369,905	2,185,130
Global Diversified Income Fund	7,886	15,539
Government & High Quality Bond Fund	75,523	108,543
High Yield Fund	25,000	24,922
Income Fund	40,193	52,548
Inflation Protection Fund	875,428	797,783
Short-Term Income Fund	16,681	1,669

In addition Core Plus Bond Fund I had $100,036,000 of covers on securities sold short and $99,426,000 of securities sold short.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for year ended October 31, 2013 and October 31, 2012 were as follows (amounts in thousands):

				Long-Term
	Ordinary Income			Capital Gain*
	2013	2012		2013	2012
Bond & Mortgage Securities Fund	$57,577	$69,911	$	— $	—
Core Plus Bond Fund I	111,514	86,907		40,004	—
Diversified International Fund	73,597	40,930		—	—
Equity Income Fund	131,857	110,312		—	—
Global Diversified Income Fund	347,714	200,495		32,733	8,978
Global Real Estate Securities Fund	86,894	13,934		—	—
Government & High Quality Bond Fund	56,413	64,963		—	—
High Yield Fund	274,152	270,385		6,376	97,367
High Yield Fund I	163,077	125,867		21,642	16,606
Income Fund	97,119	90,963		—	—
Inflation Protection Fund	3,836	2,585		—	—
International Emerging Markets Fund	21,495	17,557		—	—
International Fund I	21,369	19,522		—	—
LargeCap Blend Fund II	16,554	11,558		—	—
LargeCap Growth Fund	14,845	5,364		—	—
LargeCap Growth Fund I	26,487	4,484		213,062	121,320
LargeCap Growth Fund II	10,801	5,897		16,901	90,111
LargeCap S&P 500 Index Fund	52,369	41,058		—	—
LargeCap Value Fund	38,399	20,946		—	—
LargeCap Value Fund I	45,391	33,260		—	—
LargeCap Value Fund III	17,208	19,865		—	—
MidCap Fund	43,351	23,275		54,110	94,325
MidCap Growth Fund	—	3,177		5,431	11,428
MidCap Growth Fund III	8	—		35,302	—
MidCap S&P 400 Index Fund	8,569	4,955		17,357	16,732
MidCap Value Fund I	20,031	8,906		—	—
MidCap Value Fund III	1,226	805		—	—
Overseas Fund	37,311	59,406		—	29,538
Principal Capital Appreciation Fund	26,732	20,224		20,368	15,069
Principal LifeTime 2010 Fund	39,103	38,883		—	—
Principal LifeTime 2015 Fund	20,116	14,089		15,062	8,967
Principal LifeTime 2020 Fund	124,847	108,020		—	—
Principal LifeTime 2025 Fund	23,023	16,611		21,101	2,708
Principal LifeTime 2030 Fund	112,077	97,326		—	—
Principal LifeTime 2035 Fund	14,556	9,895		12,300	1,594
Principal LifeTime 2040 Fund	66,204	53,315		—	—
Principal LifeTime 2045 Fund	7,567	4,505		5,279	819
Principal LifeTime 2050 Fund	28,890	21,014		—	—
Principal LifeTime 2055 Fund	1,343	695		690	121
Principal LifeTime Strategic Income Fund	19,423	19,067		—	—
Real Estate Securities Fund	19,817	15,917		—	—
SAM Balanced Portfolio	70,865	62,722		—	—
SAM Conservative Balanced Portfolio	28,780	23,747		6,496	4,616
SAM Conservative Growth Portfolio	37,712	28,359		—	—
SAM Flexible Income Portfolio	44,989	36,793		14,269	1,585
SAM Strategic Growth Portfolio	17,084	8,586		—	—
Short-Term Income Fund	23,658	23,851		—	—
SmallCap Blend Fund	1,547	—		2,003	—
SmallCap Growth Fund I	—	—		87,990	67,456
SmallCap S&P 600 Index Fund	6,771	2,351		—	—
SmallCap Value Fund II	14,153	4,457		—	—

*The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

7. Federal Tax Information (Continued)

Distributable Earnings. As of October 31, 2013, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

				Net		Total
	Undistributed Undistributed			Unrealized	Other	Accumulated
	Ordinary	Long-Term Accumulated Appreciation Temporary				Earnings
	Income	Capital Gains Capital Loss (Depreciation) Differences*				(Deficit)
Bond & Mortgage Securities Fund	$3,517	$—	$(153,538)	$13,045	$(512)	$(137,488)
Core Plus Bond Fund I	64,903	—	(6,357)	85,827	(2,835)	141,538
Diversified International Fund	90,734	—	(652,568)	853,611	—	291,777
Equity Income Fund	1,811	—	(513,612)	1,546,004	—	1,034,203
Global Diversified Income Fund	25,195	—	(7,363)	329,701	(256)	347,277
Global Real Estate Securities Fund	46,657	21,404	(917)	129,970	—	197,114
Government & High Quality Bond Fund	1,253	—	(67,166)	(869)	—	(66,782)
High Yield Fund	30,648	58,787	—	74,019	(1,328)	162,126
High Yield Fund I	10,033	20,355	—	37,496	(315)	67,569
Income Fund	1,599	—	(46,044)	79,596	—	35,151
Inflation Protection Fund	1,686	12,743	—	(30,611)	(22)	(16,204)
International Emerging Markets Fund	13,592	—	(88,404)	137,867	—	63,055
International Fund I	9,656	—	(398,637)	99,283	—	(289,698)
LargeCap Blend Fund II	6,787	171,059	—	133,099	—	310,945
LargeCap Growth Fund	5,367	321,752	—	758,943	—	1,086,062
LargeCap Growth Fund I	34,391	390,804	—	1,862,555	—	2,287,750
LargeCap Growth Fund II	6,410	101,945	(56,904)	254,285	—	305,736
LargeCap S&P 500 Index Fund	44,124	—	(156,135)	1,163,035	—	1,051,024
LargeCap Value Fund	104,793	210,786	—	384,494	—	700,073
LargeCap Value Fund I	99,173	334,362	—	110,469	(2,754)	541,250
LargeCap Value Fund III	8,998	—	(293,692)	171,031	—	(113,663)
MidCap Fund	31,535	134,095	—	1,823,108	—	1,988,738
MidCap Growth Fund	15,532	10,396	—	15,144	—	41,072
MidCap Growth Fund III	84,829	181,031	—	287,294	—	553,154
MidCap S&P 400 Index Fund	9,825	25,511	—	226,374	—	261,710
MidCap Value Fund I	132,650	206,466	—	200,456	—	539,572
MidCap Value Fund III	11,634	16,354	—	104,914	—	132,902
Money Market Fund	—	—	(41,459)	—	(2)	(41,461)
Overseas Fund	60,234	85,333	—	357,942	—	503,509
Principal Capital Appreciation Fund	17,396	48,619	(27,312)	944,668	—	983,371
Principal LifeTime 2010 Fund	9,905	—	(98,595)	190,280	—	101,590
Principal LifeTime 2015 Fund	7,772	29,806	—	170,582	—	208,160
Principal LifeTime 2020 Fund	17,621	65,945	—	895,319	—	978,885
Principal LifeTime 2025 Fund	10,427	48,454	—	257,862	—	316,743
Principal LifeTime 2030 Fund	12,578	82,504	—	1,052,951	—	1,148,033
Principal LifeTime 2035 Fund	7,114	30,594	—	200,985	—	238,693
Principal LifeTime 2040 Fund	5,050	96,457	—	751,181	—	852,688
Principal LifeTime 2045 Fund	3,949	15,826	—	109,044	—	128,819
Principal LifeTime 2050 Fund	2,551	53,240	—	356,068	—	411,859
Principal LifeTime 2055 Fund	916	2,645	—	19,228	—	22,789
Principal LifeTime 2060 Fund	1	—	—	50	—	51
Principal LifeTime Strategic Income Fund	6,652	—	(43,508)	67,445	—	30,589
Real Estate Securities Fund	10,962	184,234	—	318,573	—	513,769
SAM Balanced Portfolio	1,728	72,810	—	847,388	—	921,926
SAM Conservative Balanced Portfolio	1,839	28,147	—	190,288	—	220,274
SAM Conservative Growth Portfolio	5,742	26,287	—	693,855	—	725,884
SAM Flexible Income Portfolio	180	27,512	—	159,933	—	187,625
SAM Strategic Growth Portfolio	6,799	13,886	—	460,422	—	481,107
Short-Term Income Fund	2,859	975	(26,507)	23,312	(904)	(265)
SmallCap Blend Fund	2,895	32,757	(17,727)	118,106	—	136,031
SmallCap Growth Fund I	28,490	163,161	—	453,775	—	645,426
SmallCap Growth Fund II	3,075	19,631	—	57,526	—	80,232
SmallCap S&P 600 Index Fund	3,845	24,441	—	233,978	—	262,264
SmallCap Value Fund II	5,206	98,436	—	280,833	—	384,475

* Represents book-to-tax accounting differences.

Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2013, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

			Net Capital Loss Carryforward Expiring In:					No Expiration
								Short -	Long -		Annual
	2014		2015	2016	2017	2018	2019	Term	Term	Total	Limitations*
Bond & Mortgage Securities Fund	$—	$	— $	—	$133,521	$—	$20,017	$—	$—	$153,538	$—
Core Plus Bond Fund I	—		—	—	—	—	—	6,357	—	6,357	—
Diversified International Fund	—		79,119	104,394	469,054	—	—	—	—	652,567	38,411
Equity Income Fund	—		—	99,617	407,289	—	6,706	—	—	513,612	—
Global Diversified Income Fund	—		—	—	—	—	—	7,363	—	7,363	—
Global Real Estate Securities Fund	—		—	—	800	117	—	—	—	917	200
Government & High Quality Bond Fund	6,007		3,147	55,498	2,385	—	—	129	—	67,166	—
Income Fund	1,046		2,036	—	18,489	8,587	13,420	2,467	—	46,045	—
International Emerging Markets Fund	—		—	—	68,739	—	—	19,664	—	88,403	—
International Fund I	—		—	126,186	272,451	—	—	—	—	398,637	—
LargeCap Growth Fund II	—		—	—	56,904	—	—	—	—	56,904	—
LargeCap S&P 500 Index Fund	—		—	137,804	18,331	—	—	—	—	156,135	75,683
LargeCap Value Fund III	—		—	—	293,692	—	—	—	—	293,692	—
Money Market Fund	13		3,000	35,477	2,969	—	—	—	—	41,459	5,612
Principal Capital Appreciation Fund	—		18,208	9,104	—	—	—	—	—	27,312	9,104
Principal LifeTime 2010 Fund	—		—	—	—	98,595	—	—	—	98,595	—
Principal LifeTime Strategic Income Fund	—		—	—	11,374	32,134	—	—	—	43,508	—
Short-Term Income Fund	—		—	10,959	15,548	—	—	—	—	26,507	5,314
SmallCap Blend Fund	—		—	17,727	—	—	—	—	—	17,727	5,909

*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund’s losses have been subjected to an annual limitation.

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

7. Federal Tax Information (Continued)

As of October 31, 2013, the following funds had utilized capital loss carryforwards as follows (amounts in thousands):

Utilized
Bond & Mortgage Securities Fund	$4,041
Diversified International Fund	151,149
Equity Income Fund	85,068
Global Real Estate Securities Fund	200
Income Fund	11,310
Inflation Protection Fund	312
International Emerging Markets Fund	10,392
International Fund I	108,226
LargeCap Blend Fund II	57,293
LargeCap Growth Fund	99,611
LargeCap Growth Fund II	62,861
LargeCap S&P 500 Index Fund	41,546
LargeCap Value Fund	45,560
LargeCap Value Fund I	42,198
LargeCap Value Fund III	89,480
MidCap Value Fund I	11,855
MidCap Value Fund III	8,635
Money Market Fund	11
Overseas Fund	5,904
Principal Capital Appreciation Fund	9,104
Principal LifeTime 2010 Fund	23,783
Principal LifeTime 2020 Fund	144,100
Principal LifeTime 2030 Fund	114,800
Principal LifeTime 2040 Fund	31,799
Principal LifeTime 2050 Fund	8,387
Principal LifeTime Strategic Income Fund	5,854
Real Estate Securities Fund	22,680
SAM Balanced Portfolio	90,361
SAM Conservative Growth Portfolio	99,696
SAM Strategic Growth Portfolio	105,076
Short-Term Income Fund	8,121
SmallCap Blend Fund	20,945
SmallCap Growth Fund II	789
SmallCap S&P 600 Index Fund	14,141
SmallCap Value Fund II	56,958

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2013, Money Market Fund had a late-year loss of $2,000 that it intends to defer to the next fiscal year.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

7. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2013, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated Net
	Undistributed Net	Realized Gain
	Investment Income	on Investments	Paid in Capital
Bond & Mortgage Securities Fund	$2,820	$(2,820)	$—
Core Plus Bond Fund I	35,836	(35,835)	(1)
Diversified International Fund	4,924	(4,924)	—
Equity Income Fund	3,859	(1,864)	(1,995)
Global Diversified Income Fund	23,189	(20,232)	(2,957)
Global Real Estate Securities Fund	22,543	(22,543)	—
Government & High Quality Bond Fund	13,887	(13,887)	—
High Yield Fund	4,444	(4,444)	—
High Yield Fund I	(767)	767	—
Income Fund	6,917	(6,917)	—
Inflation Protection Fund	(4,562)	4,562	—
International Emerging Markets Fund	(2,389)	2,389	—
International Fund I	1,347	(1,347)	—
LargeCap Blend Fund II	(132)	132	—
LargeCap Growth Fund	(358)	358	—
LargeCap Growth Fund II	(5)	5	—
LargeCap S&P 500 Index Fund	(11)	11	—
LargeCap Value Fund	(309)	309	—
MidCap Fund	4,303	(4,303)	—
MidCap Growth Fund	482	(482)	—
MidCap Growth Fund III	5,255	(5,255)	—
MidCap S&P 400 Index Fund	135	(135)	—
MidCap Value Fund I	(3)	3	—
Money Market Fund	(2)	2	—
Overseas Fund	(2,155)	2,155	—
Principal Capital Appreciation Fund	(29)	29	—
Principal LifeTime 2015 Fund	3	(3)	—
SAM Flexible Income Portfolio	7	17	(24)
Short-Term Income Fund	1	(1)	—
SmallCap Blend Fund	(86)	2,818	(2,732)
SmallCap Growth Fund I	13,845	(13,845)	—
SmallCap Growth Fund II	2,408	(2,408)	—
SmallCap S&P 600 Index Fund	(3)	3	—
SmallCap Value Fund II	681	(681)	—

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2013

7. Federal Tax Information (Continued)

Federal Income Tax Basis. At October 31, 2013, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Bond & Mortgage Securities Fund	$43,982	$(32,140)	$11,842	$2,580,846
Core Plus Bond Fund I	88,978	(32,147)	56,831	3,798,076
Diversified International Fund	899,492	(45,591)	853,901	4,042,538
Equity Income Fund	1,639,507	(93,503)	1,546,004	3,754,649
Global Diversified Income Fund	489,355	(155,798)	333,557	7,670,540
Global Real Estate Securities Fund	164,143	(34,173)	129,970	1,469,772
Government & High Quality Bond Fund	33,627	(34,496)	(869)	1,783,071
High Yield Fund	174,455	(100,908)	73,547	4,059,035
High Yield Fund I	53,072	(15,577)	37,495	1,491,960
Income Fund	111,712	(32,116)	79,596	2,339,898
Inflation Protection Fund	660	(30,411)	(29,751)	831,117
International Emerging Markets Fund	201,211	(63,269)	137,942	1,748,570
International Fund I	107,195	(7,934)	99,261	530,833
LargeCap Blend Fund II	138,562	(5,463)	133,099	564,547
LargeCap Growth Fund	783,840	(24,897)	758,943	2,293,356
LargeCap Growth Fund I	1,918,384	(55,829)	1,862,555	4,982,174
LargeCap Growth Fund II	261,435	(7,150)	254,285	1,005,951
LargeCap S&P 500 Index Fund	1,244,974	(81,939)	1,163,035	2,548,776
LargeCap Value Fund	406,401	(21,907)	384,494	2,913,734
LargeCap Value Fund I	121,240	(10,771)	110,469	692,492
LargeCap Value Fund III	183,528	(12,497)	171,031	1,605,596
MidCap Fund	1,846,022	(22,915)	1,823,107	5,487,299
MidCap Growth Fund	16,240	(1,096)	15,144	105,801
MidCap Growth Fund III	302,529	(15,234)	287,295	1,244,110
MidCap S&P 400 Index Fund	255,163	(28,789)	226,374	674,414
MidCap Value Fund I	222,022	(21,566)	200,456	1,325,925
MidCap Value Fund III	108,936	(4,022)	104,914	658,239
Money Market Fund	—	—	—	1,149,898
Overseas Fund	423,139	(65,332)	357,807	1,862,476
Principal Capital Appreciation Fund	963,386	(18,718)	944,668	1,305,125
Principal LifeTime 2010 Fund	215,962	(25,682)	190,280	1,479,346
Principal LifeTime 2015 Fund	173,403	(2,821)	170,582	827,298
Principal LifeTime 2020 Fund	991,857	(96,538)	895,319	5,494,514
Principal LifeTime 2025 Fund	261,968	(4,106)	257,862	1,180,946
Principal LifeTime 2030 Fund	1,148,295	(95,344)	1,052,951	5,178,318
Principal LifeTime 2035 Fund	202,731	(1,746)	200,985	800,429
Principal LifeTime 2040 Fund	804,794	(53,613)	751,181	3,183,939
Principal LifeTime 2045 Fund	109,845	(801)	109,044	452,001
Principal LifeTime 2050 Fund	378,494	(22,426)	356,068	1,507,846
Principal LifeTime 2055 Fund	19,402	(174)	19,228	93,608
Principal LifeTime 2060 Fund	53	(3)	50	762
Principal LifeTime Strategic Income Fund	73,726	(6,281)	67,445	706,591
Real Estate Securities Fund	340,260	(21,687)	318,573	1,082,822
SAM Balanced Portfolio	850,221	(2,833)	847,388	3,644,432
SAM Conservative Balanced Portfolio	192,790	(2,502)	190,288	1,272,094
SAM Conservative Growth Portfolio	694,709	(854)	693,855	2,319,515
SAM Flexible Income Portfolio	166,288	(6,148)	160,140	1,645,754
SAM Strategic Growth Portfolio	461,470	(1,048)	460,422	1,427,846
Short-Term Income Fund	29,494	(6,182)	23,312	1,756,510
SmallCap Blend Fund	123,887	(5,781)	118,106	374,260
SmallCap Growth Fund I	478,292	(24,517)	453,775	1,386,671
SmallCap Growth Fund II	63,174	(5,648)	57,526	154,037
SmallCap S&P 600 Index Fund	266,354	(32,376)	233,978	713,489
SmallCap Value Fund II	337,436	(56,603)	280,833	1,264,308

8. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	COMMON STOCKS - 0.00%	Shares Held	Value	(000	's)		Principal

	Semiconductors - 0.00%					BONDS (continued)	Amount (000's)	Value	(000	's)
	Tower Semiconductor Ltd - Warrants (a),(b),(c)	345,803		$—		Automobile Asset Backed Securities (continued)
						AmeriCredit Automobile Receivables Trust
	TOTAL COMMON STOCKS			$—		2012-3
	PREFERRED STOCKS - 0.19%	Shares Held	Value	(000	's)	0.71%, 12/08/2015(e)	$1,289		$1,290
						AmeriCredit Automobile Receivables Trust
Banks	- 0.19%					2013-1
	Ally Financial Inc (d)	1,250		1,200
						0.49%, 06/08/2016	2,500		2,499
	BB&T Corp 5.20%	80,000		1,616		ARI Fleet Lease Trust 2012-B
	Goldman Sachs Group Inc/The	75,000		1,713		0.47%, 01/15/2021(d),(e)	4,244		4,239
				$4,529		Capital Auto Receivables Asset Trust / Ally
	TOTAL PREFERRED STOCKS			$4,529		0.62%, 07/20/2016	2,000		1,998
		Principal				0.79%, 06/20/2017	4,500		4,491
BONDS	- 58.76%	Amount (000's)	Value	(000	's)	CarMax Auto Owner Trust 2012-2
						0.64%, 05/15/2015(e)	1,684		1,684
	Advertising - 0.07%
	Interpublic Group of Cos Inc/The					CarMax Auto Owner Trust 2013-1
	4.00%, 03/15/2022	$1,055		$1,030		0.42%, 03/15/2016	4,942		4,943
	6.25%, 11/15/2014	585		612		Carmax Auto Owner Trust 2013-2
						0.42%, 06/15/2016(e)	7,440		7,441
				$1,642		Ford Credit Auto Lease Trust
	Aerospace & Defense - 0.10%					0.44%, 01/15/2016(e)	5,000		5,000
	Air 2 US					Ford Credit Auto Lease Trust 2012-B
	8.03%, 10/01/2020(c),(d)	381		389		0.57%, 09/15/2015(e)	1,000		1,001
	8.63%, 10/01/2020(c),(d)	403		411		Nissan Auto Lease Trust
	Northrop Grumman Corp					0.33%, 07/15/2014(e)	299		299
	4.75%, 06/01/2043	1,505		1,459		Nissan Auto Receivables 2013-A Owner
				$2,259		Trust
						0.37%, 09/15/2015	3,569		3,569
	Agriculture - 0.46%					Santander Drive Auto Receivables Trust 2010-
	Altria Group Inc					1
	2.85%, 08/09/2022	2,930		2,721		1.48%, 05/15/2017(d)	2,283		2,288
	4.00%, 01/31/2024	825		828		Santander Drive Auto Receivables Trust 2012-
	4.25%, 08/09/2042	55		47		1
	4.50%, 05/02/2043	1,550		1,373		1.25%, 04/15/2015	369		369
	5.38%, 01/31/2044	855		865		Santander Drive Auto Receivables Trust 2012-
	Japan Tobacco Inc					2
	2.10%, 07/23/2018(d)	2,230		2,249
						0.91%, 05/15/2015(e)	368		368
	Philip Morris International Inc					Santander Drive Auto Receivables Trust 2012-
	2.50%, 05/16/2016	1,025		1,068		4
	4.13%, 03/04/2043	900		812		0.79%, 08/17/2015	1,207		1,207
	6.38%, 05/16/2038	30		36		Santander Drive Auto Receivables Trust 2013-
	Pinnacle Operating Corp					1
	9.00%, 11/15/2020(d)	750		784
						0.48%, 02/16/2016	3,738		3,736
				$10,783		Santander Drive Auto Receivables Trust 2013-
	Airlines - 0.17%					2
	American Airlines 2013-2 Class A Pass					0.47%, 03/15/2016(e)	454		454
	Through Trust								$56,021
	4.95%, 07/15/2024(d)	2,315		2,384
						Automobile Floor Plan Asset Backed Securities - 2.48%
	US Airways 2001-1G Pass Through Trust					Ally Master Owner Trust
	7.08%, 09/20/2022	311		327		0.80%, 05/15/2016(e)	9,900		9,915
	US Airways 2013-1 Class A Pass Through					0.97%, 09/15/2016(e)	5,710		5,730
	Trust					1.04%, 01/15/2016(e)	5,770		5,777
	3.95%, 11/15/2025(c)	1,445		1,373
						1.81%, 05/15/2016(e)	3,275		3,296
				$4,084		BMW Floorplan Master Owner Trust
	Apparel - 0.02%					0.57%, 09/15/2017(d),(e)	20,262		20,284
	Quiksilver Inc / QS Wholesale Inc					GE Dealer Floorplan Master Note Trust
	7.88%, 08/01/2018(d)	45		48		0.77%, 07/20/2016(e)	10,000		10,020
	10.00%, 08/01/2020(d)	450		492		Nissan Master Owner Trust Receivables
				$540		0.64%, 05/15/2017(e)	3,000		3,006
									$58,028
	Automobile Asset Backed Securities - 2.39%
	Ally Auto Receivables Trust 2011-5					Automobile Manufacturers - 0.94%
	0.99%, 11/16/2015(e)	3,178		3,185		Chrysler Group LLC / CG Co-Issuer Inc
	AmeriCredit Automobile Receivables Trust					8.00%, 06/15/2019	695		770
	0.51%, 01/08/2016	3,636		3,635		Daimler Finance North America LLC
	AmeriCredit Automobile Receivables Trust					1.25%, 01/11/2016(d)	4,135		4,156
	2012-1					1.30%, 07/31/2015(d)	3,205		3,224
	0.91%, 10/08/2015(e)	1,224		1,224		1.45%, 08/01/2016(d)	2,005		2,018
	AmeriCredit Automobile Receivables Trust					2.38%, 08/01/2018(d)	2,475		2,494
	2012-2					Ford Motor Co
	0.76%, 10/08/2015	1,100		1,101		4.75%, 01/15/2043	720		670

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Automobile Manufacturers (continued)					Banks (continued)
	Ford Motor Co (continued)					CIT Group Inc (continued)
	7.40%, 11/01/2046	$1,130		$1,397		5.00%, 08/15/2022	$105		$106
	Jaguar Land Rover Automotive PLC					Citigroup Inc
	5.63%, 02/01/2023(d)	200		198		3.88%, 10/25/2023	2,595		2,595
	7.75%, 05/15/2018(d)	150		163		5.38%, 08/09/2020	1,250		1,421
	8.13%, 05/15/2021(d)	390		443		5.50%, 09/13/2025	5,585		5,923
	Navistar International Corp					City National Corp/CA
	8.25%, 11/01/2021	1,025		1,047		5.25%, 09/15/2020	3,100		3,355
	Toyota Motor Credit Corp					Commonwealth Bank of Australia
	2.00%, 10/24/2018	1,690		1,698		2.50%, 09/20/2018	1,695		1,732
	Volkswagen International Finance NV					Cooperatieve Centrale Raiffeisen-
	1.15%, 11/20/2015(d)	2,925		2,943		Boerenleenbank BA/Netherlands
	1.60%, 11/20/2017(d)	905		899		11.00%, 12/29/2049(d),(e)	1,560		2,051
				$22,120		Goldman Sachs Group Inc/The
						2.38%, 01/22/2018	1,215		1,222
	Automobile Parts & Equipment - 0.14%					3.63%, 02/07/2016	3,220		3,399
	Continental Rubber of America Corp					5.38%, 03/15/2020	4,490		5,050
	4.50%, 09/15/2019(d)	480		503
						5.75%, 01/24/2022	2,175		2,466
	Dana Holding Corp					6.00%, 06/15/2020	2,115		2,448
	5.38%, 09/15/2021	195		199		6.45%, 05/01/2036	1,195		1,258
	6.00%, 09/15/2023	395		405		6.75%, 10/01/2037	900		983
	Gajah Tunggal Tbk PT					HBOS Capital Funding LP
	7.75%, 02/06/2018(d)	1,650		1,638
						6.07%, 06/29/2049(d),(e)	420		418
	Gestamp Funding Luxembourg SA					ING Bank NV
	5.63%, 05/31/2020(d)	200		202
						2.00%, 09/25/2015(d)	4,280		4,347
	Schaeffler Holding Finance BV					5.80%, 09/25/2023(d)	9,625		10,094
	6.88%, PIK 7.63%, 08/15/2018(d),(f)	350		373
						Intesa Sanpaolo SpA
				$3,320		3.13%, 01/15/2016	9,115		9,295
Banks	- 8.09%					3.88%, 01/15/2019(g)	17,190		17,258
	Abbey National Treasury Services					JP Morgan Chase & Co
	PLC/London					1.14%, 01/25/2018(e)	2,250		2,267
	3.05%, 08/23/2018	3,200		3,313		5.63%, 08/16/2043	3,015		3,103
	Ally Financial Inc					LBG Capital No.1 PLC
	4.50%, 02/11/2014	200		202		8.00%, 12/29/2049(d),(e)	940		999
	4.75%, 09/10/2018	220		229		Morgan Stanley
	5.50%, 02/15/2017	650		702		1.52%, 04/25/2018(e)	7,875		7,937
	Associated Banc-Corp					1.75%, 02/25/2016	2,600		2,626
	5.13%, 03/28/2016	5,055		5,453		2.13%, 04/25/2018	1,860		1,849
	Banco de Credito e Inversiones					3.75%, 02/25/2023	2,880		2,844
	4.00%, 02/11/2023(d)	600		560		5.50%, 07/24/2020	6,055		6,835
	Banco do Brasil SA/Cayman					Northern Trust Corp
	3.88%, 10/10/2022	730		664		3.95%, 10/30/2025	2,225		2,229
	Banco Santander Mexico SA Institucion de					RBS Capital Trust III
	Banca Multiple Grupo Financiero Santander					5.51%, 09/29/2049	911		865
	4.13%, 11/09/2022(d)	1,100		1,052		Regions Bank/Birmingham AL
	Bancolombia SA					6.45%, 06/26/2037	1,055		1,113
	5.95%, 06/03/2021	835		882		Regions Financial Corp
	Bank of America Corp					5.75%, 06/15/2015	1,070		1,144
	1.28%, 01/15/2019(e)	5,230		5,259		Royal Bank of Scotland Group PLC
	2.00%, 01/11/2018	4,400		4,388		6.10%, 06/10/2023	6,135		6,308
	2.60%, 01/15/2019	4,255		4,284		Russian Agricultural Bank OJSC Via RSHB
	4.10%, 07/24/2023	2,655		2,690		Capital SA
	Bank of America NA					5.10%, 07/25/2018(d)	1,300		1,330
	6.00%, 10/15/2036	2,000		2,305		Sberbank of Russia Via SB Capital SA
	Bank of New York Mellon Corp/The					6.13%, 02/07/2022(d)	450		488
	4.50%, 12/29/2049(e)	1,375		1,255		State Street Corp
	Bank of Tokyo-Mitsubishi UFJ Ltd/The					3.10%, 05/15/2023	2,925		2,762
	1.55%, 09/09/2016(d)	3,240		3,267		Sumitomo Mitsui Banking Corp
	2.70%, 09/09/2018(d)	4,800		4,889		1.45%, 07/19/2016	1,105		1,115
	BBVA Banco Continental SA					Turkiye Vakiflar Bankasi Tao
	5.00%, 08/26/2022(d)	1,100		1,125		5.00%, 10/31/2018	1,800		1,793
	BBVA Bancomer SA/Texas					UBS AG/Stamford CT
	6.75%, 09/30/2022(d)	3,430		3,722		7.63%, 08/17/2022	1,200		1,368
	BBVA US Senior SAU					VTB Bank OJSC Via VTB Capital SA
	4.66%, 10/09/2015	4,465		4,701		6.88%, 05/29/2018	800		881
	BPCE SA					Wells Fargo & Co
	5.70%, 10/22/2023(d)	6,400		6,564		4.13%, 08/15/2023	4,520		4,520
	CIT Group Inc					5.38%, 11/02/2043	1,980		2,003
	4.75%, 02/15/2015(d)	300		313

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Banks (continued)						Chemicals (continued)
Zions Bancorporation						Dow Chemical Co/The
6.00%, 09/15/2015	$17		$18			7.38%, 11/01/2029	$895		$1,137
			$189,637			Eagle Spinco Inc
						4.63%, 02/15/2021(d)	670		648
Beverages - 1.83%						INEOS Group Holdings SA
Ajecorp BV						6.13%, 08/15/2018(d)	200		202
6.50%, 05/14/2022	2,100		2,121			LYB International Finance BV
Anadolu Efes Biracilik Ve Malt Sanayii AS						4.00%, 07/15/2023	2,385		2,402
3.38%, 11/01/2022(d)	1,450		1,232
						5.25%, 07/15/2043	175		178
Anheuser-Busch InBev Worldwide Inc						Mexichem SAB de CV
1.38%, 07/15/2017	1,345		1,347			4.88%, 09/19/2022(d)	1,000		990
2.50%, 07/15/2022	2,620		2,468			4.88%, 09/19/2022	1,000		990
7.75%, 01/15/2019	1,030		1,304			NOVA Chemicals Corp
Coca-Cola Co/The						5.25%, 08/01/2023(d)	365		372
1.65%, 11/01/2018(g)	230		230
2.45%, 11/01/2020(g)	3,350		3,330			Phosagro OAO via Phosagro Bond Funding
3.20%, 11/01/2023(g)	3,600		3,581			Ltd
						4.20%, 02/13/2018(d)	1,190		1,193
Constellation Brands Inc						Taminco Global Chemical Corp
3.75%, 05/01/2021	515		494			9.75%, 03/31/2020(d)	2,195		2,491
4.25%, 05/01/2023	580		556						$11,228
Corp Lindley SA
4.63%, 04/12/2023(d)	325		310		Coal	- 0.00%
6.75%, 11/23/2021(d)	700		761			Consol Energy Inc
6.75%, 11/23/2021	1,440		1,566			8.00%, 04/01/2017	50		53
Pernod Ricard SA
4.45%, 01/15/2022(d)	5,440		5,623
5.75%, 04/07/2021(d)	5,270		5,906			Commercial Services - 0.15%
SABMiller Holdings Inc						BakerCorp International Inc
2.20%, 08/01/2018(d)	2,695		2,695			8.25%, 06/01/2019	410		398
2.45%, 01/15/2017(d)	5,543		5,724			DP World Ltd
3.75%, 01/15/2022(d)	2,480		2,543			6.85%, 07/02/2037	500		523
4.95%, 01/15/2042(d)	1,030		1,053			Envision Healthcare Corp
						8.13%, 06/01/2019	210		228
			$42,844			ERAC USA Finance LLC
Biotechnology - 0.55%						2.75%, 03/15/2017(d)	1,015		1,048
Amgen Inc						3.30%, 10/15/2022(d)	345		332
5.15%, 11/15/2041	760		766			Igloo Holdings Corp
5.38%, 05/15/2043	2,330		2,421			8.25%, PIK 9.00%, 12/15/2017(d),(f)	385		391
Celgene Corp						TMS International Corp
1.90%, 08/15/2017	1,195		1,205			7.63%, 10/15/2021(d)	385		403
3.25%, 08/15/2022	2,455		2,354			United Rentals North America Inc
4.00%, 08/15/2023	3,570		3,598			5.75%, 07/15/2018	100		107
5.25%, 08/15/2043	770		776						$3,430
Genzyme Corp
5.00%, 06/15/2020	810		907			Computers - 0.52%
						Affiliated Computer Services Inc
Gilead Sciences Inc						5.20%, 06/01/2015	1,850		1,959
3.05%, 12/01/2016	840		888			Apple Inc
			$12,915			1.00%, 05/03/2018	335		325
Building Materials - 0.27%						3.85%, 05/04/2043	3,250		2,754
Boise Cascade Co						Compiler Finance Sub Inc
6.38%, 11/01/2020	310		324			7.00%, 05/01/2021(d)	850		837
6.38%, 11/01/2020(d)	80		84			Hewlett-Packard Co
Cemex Espana Luxembourg						3.00%, 09/15/2016	425		440
9.25%, 05/12/2020(d)	150		163			iGate Corp
9.25%, 05/12/2020(e)	650		708			9.00%, 05/01/2016	190		204
Cemex SAB de CV						NCR Corp
7.25%, 01/15/2021(d)	1,485		1,513			4.63%, 02/15/2021	1,222		1,207
CRH America Inc						Seagate HDD Cayman
4.13%, 01/15/2016	1,630		1,721			4.75%, 06/01/2023(d)	775		754
8.13%, 07/15/2018	1,065		1,303			6.88%, 05/01/2020	3,345		3,671
Owens Corning						Spansion LLC
4.20%, 12/15/2022	620		616			7.88%, 11/15/2017	125		129
			$6,432						$12,280

Chemicals - 0.48%						Consumer Products - 0.15%
Axiall Corp						Reynolds Group Issuer Inc / Reynolds Group
4.88%, 05/15/2023(d)	140		134			Issuer LLC / Reynolds Group Issuer
Cornerstone Chemical Co						(Luxembourg) S.A.
9.38%, 03/15/2018(d)	275		287			5.75%, 10/15/2020	345		356
9.38%, 03/15/2018	195		204			7.13%, 04/15/2019	1,550		1,655

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Consumer Products (continued)					Electric - 1.85%
Reynolds Group Issuer Inc / Reynolds Group					Abu Dhabi National Energy Co
Issuer LLC / Reynolds Group Issuer					3.63%, 01/12/2023(d)	$200		$188
(Luxembourg) S.A. (continued)					Alabama Power Co
7.88%, 08/15/2019	$260		$287		3.85%, 12/01/2042	850		752
9.00%, 04/15/2019	400		428		Baltimore Gas & Electric Co
9.88%, 08/15/2019	618		684		2.80%, 08/15/2022	1,815		1,730
			$3,410		CMS Energy Corp
					4.70%, 03/31/2043	910		866
Credit Card Asset Backed Securities - 1.74%					5.05%, 03/15/2022	1,755		1,909
Citibank Omni Master Trust					Commonwealth Edison Co
2.92%, 08/15/2018(d),(e)	20,190		20,575
					3.80%, 10/01/2042	790		705
Dryrock Issuance Trust					4.60%, 08/15/2043	1,380		1,381
0.32%, 08/15/2017(c),(e)	1,350		1,348
0.51%, 07/16/2018(e)	18,755		18,837		Dominion Gas Holdings LLC
					4.80%, 11/01/2043(d)	815		819
			$40,760		DTE Energy Co
Distribution & Wholesale - 0.05%					6.38%, 04/15/2033	1,605		1,863
HD Supply Inc					Duke Energy Carolinas LLC
7.50%, 07/15/2020(d)	725		765		4.00%, 09/30/2042	2,250		2,081
11.00%, 04/15/2020	285		342		Dynegy Inc
					5.88%, 06/01/2023(d)	600		567
			$1,107
					Edison International
Diversified Financial Services - 1.98%					3.75%, 09/15/2017	1,420		1,508
Aircastle Ltd					Elwood Energy LLC
7.63%, 04/15/2020	240		269		8.16%, 07/05/2026	728		772
9.75%, 08/01/2018	980		1,083		Energy Future Intermediate Holding Co LLC /
American Honda Finance Corp					EFIH Finance Inc
2.13%, 10/10/2018	2,650		2,669		12.25%, 03/01/2022(d),(e)	1,250		1,437
Countrywide Financial Corp					10.00%, 12/01/2020	780		819
6.25%, 05/15/2016	1,595		1,767		FirstEnergy Corp
Credit Acceptance Corp					7.38%, 11/15/2031	1,730		1,824
9.13%, 02/01/2017	1,635		1,725		Florida Power & Light Co
Denali Borrower LLC / Denali Finance Corp					4.05%, 06/01/2042	1,600		1,500
5.63%, 10/15/2020(d)	1,120		1,109		4.13%, 02/01/2042	755		717
DTEK Finance PLC					Indiantown Cogeneration LP
7.88%, 04/04/2018(d)	900		810		9.77%, 12/15/2020	345		376
Ford Motor Credit Co LLC					Mirant Mid Atlantic Pass Through Trust C
1.70%, 05/09/2016	1,375		1,387		10.06%, 12/30/2028	2,762		3,073
5.88%, 08/02/2021	3,410		3,907		Northern States Power Co/MN
8.00%, 12/15/2016	2,315		2,750		3.40%, 08/15/2042	265		221
General Electric Capital Corp					NRG Energy Inc
5.25%, 06/29/2049(e)	6,740		6,437		8.25%, 09/01/2020	820		914
6.25%, 12/15/2049(e)	5,200		5,421		Oncor Electric Delivery Co LLC
General Motors Financial Co Inc					5.25%, 09/30/2040	950		968
3.25%, 05/15/2018(d)	860		857		Pacific Gas & Electric Co
Icahn Enterprises LP / Icahn Enterprises					4.45%, 04/15/2042	645		599
Finance Corp					PacifiCorp
8.00%, 01/15/2018	1,465		1,536		3.85%, 06/15/2021	1,137		1,195
International Lease Finance Corp					4.10%, 02/01/2042	735		681
2.20%, 06/15/2016(e)	30		30		Perusahaan Listrik Negara PT
5.65%, 06/01/2014	200		205		5.50%, 11/22/2021(d)	650		653
6.25%, 05/15/2019	955		1,041		PPL Electric Utilities Corp
8.62%, 09/15/2015(e)	970		1,079		3.00%, 09/15/2021	465		464
John Deere Capital Corp					4.75%, 07/15/2043	790		813
0.88%, 04/17/2015	640		644		PPL WEM Holdings PLC
Merrill Lynch & Co Inc					3.90%, 05/01/2016(d)	2,370		2,484
6.88%, 04/25/2018	4,630		5,499		Public Service Co of Colorado
MMC Finance Ltd					4.75%, 08/15/2041	1,400		1,456
5.55%, 10/28/2020(c),(d)	900		928		Public Service Electric & Gas Co
MPH Intermediate Holding Co 2					2.30%, 09/15/2018	2,700		2,773
8.38%, PIK 9.13%, 08/01/2018(d),(f)	1,140		1,184		3.65%, 09/01/2042	365		317
National Rural Utilities Cooperative Finance					Puget Energy Inc
Corp					5.63%, 07/15/2022	800		863
4.75%, 04/30/2043(e)	855		798		San Diego Gas & Electric Co
SquareTwo Financial Corp					4.30%, 04/01/2042	230		226
11.63%, 04/01/2017	1,130		1,195		Southern California Edison Co
Vesey Street Investment Trust I					3.90%, 12/01/2041	390		357
4.40%, 09/01/2016(e)	2,000		2,159		4.05%, 03/15/2042	1,610		1,505
			$46,489		Virginia Electric and Power Co
					4.00%, 01/15/2043	445		405

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

			Principal						Principal
	BONDS (continued)	Amount (000's)		Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

	Electric (continued)							Food (continued)
	Virginia Electric and Power Co	(continued)						Pinnacle Foods Finance LLC / Pinnacle Foods
	4.65%, 08/15/2043		$1,620		$1,637			Finance Corp
					$43,418			4.88%, 05/01/2021(d)	$295		$282
								Sun Merger Sub Inc
	Electronics - 0.06%							5.25%, 08/01/2018(d)	250		261
	Rexel SA							5.88%, 08/01/2021(d)	395		413
	5.25%, 06/15/2020(d)		300		306
								WM Wrigley Jr Co
	Viasystems Inc							2.40%, 10/21/2018(d)	1,650		1,667
	7.88%, 05/01/2019(d)		1,125		1,198
								3.38%, 10/21/2020(d)	4,860		4,963
					$1,504						$19,311

	Engineering & Construction - 0.09%							Forest Products & Paper - 0.15%
	Aguila 3 SA							Exopack Holdings SA
	7.88%, 01/31/2018(d)		390		416
								7.88%, 11/01/2019(d),(g)	490		490
	Odebrecht Finance Ltd							Georgia-Pacific LLC
	5.13%, 06/26/2022(d)		650		650
								3.73%, 07/15/2023(d)	475		469
	Odebrecht Offshore Drilling Finance Ltd							Resolute Forest Products Inc
	6.75%, 10/01/2022(d)		600		626
								5.88%, 05/15/2023(d)	745		678
	Weekley Homes LLC / Weekley Finance							Sappi Papier Holding GmbH
	Corp							7.50%, 06/15/2032(d)	905		704
	6.00%, 02/01/2023(d)		300		290
								8.38%, 06/15/2019(d)	665		703
					$1,982			Verso Paper Holdings LLC / Verso Paper Inc
	Entertainment - 0.36%							11.75%, 01/15/2019	555		575
	CCM Merger Inc										$3,619
	9.13%, 05/01/2019(d)		2,330		2,470
							Gas	- 0.22%
	Cinemark USA Inc							Nakilat Inc
	4.88%, 06/01/2023		775		738			6.07%, 12/31/2033	200		215
	DreamWorks Animation SKG Inc							Sempra Energy
	6.88%, 08/15/2020(d)		775		824
								2.88%, 10/01/2022	5,255		4,904
	Peninsula Gaming LLC / Peninsula Gaming										$5,119
	Corp
	8.38%, 02/15/2018(d)		1,030		1,123			Healthcare - Products - 0.37%
	Regal Cinemas Corp							Boston Scientific Corp
	8.63%, 07/15/2019		350		378			2.65%, 10/01/2018	4,320		4,355
	Regal Entertainment Group							4.13%, 10/01/2023	1,660		1,675
	5.75%, 02/01/2025		370		353			ConvaTec Finance International SA
	9.13%, 08/15/2018		581		639			8.25%, PIK 9.00%, 01/15/2019(d),(f)	1,250		1,289
	WMG Acquisition Corp							Universal Hospital Services Inc
	6.00%, 01/15/2021(d)		291		306			7.63%, 08/15/2020	1,350		1,417
	11.50%, 10/01/2018		750		867						$8,736
	WMG Holdings Corp
	13.75%, 10/01/2019		685		815			Healthcare - Services - 0.36%
					$8,513			Centene Corp
								5.75%, 06/01/2017	805		859
	Environmental Control - 0.12%							Fresenius Medical Care US Finance II Inc
	Republic Services Inc							5.88%, 01/31/2022(d)	485		514
	3.80%, 05/15/2018		1,215		1,298			Fresenius Medical Care US Finance Inc
	Waste Management Inc							6.50%, 09/15/2018(d)	330		370
	7.75%, 05/15/2032		1,200		1,601			HCA Holdings Inc
					$2,899			6.25%, 02/15/2021	115		121
								HCA Inc
Food	- 0.82%							4.75%, 05/01/2023	1,685		1,624
	Alicorp SAA							7.25%, 09/15/2020	690		756
	3.88%, 03/20/2023(d)		850		799
								8.50%, 04/15/2019	785		843
	ConAgra Foods Inc							HealthSouth Corp
	1.30%, 01/25/2016		375		376			7.25%, 10/01/2018	100		108
	Cosan Luxembourg SA							Radnet Management Inc
	5.00%, 03/14/2023(d)		900		839
								10.38%, 04/01/2018	795		843
	Ingles Markets Inc							Ventas Realty LP
	5.75%, 06/15/2023(d)		805		789
								1.55%, 09/26/2016	2,260		2,276
	Kraft Foods Group Inc										$8,314
	1.63%, 06/04/2015		590		599
	6.13%, 08/23/2018		3,110		3,674			Holding Companies - Diversified - 0.09%
	6.50%, 02/09/2040		1,450		1,736			Nielsen Co Luxembourg SARL/The
	Kroger Co/The							5.50%, 10/01/2021(d)	770		791
	3.85%, 08/01/2023		1,380		1,372			Tenedora Nemak SA de CV
	5.15%, 08/01/2043		635		630			5.50%, 02/28/2023(d)	1,300		1,290
	Mondelez International Inc										$2,081
	6.13%, 02/01/2018		350		406
	6.50%, 11/01/2031		430		505

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Home Builders - 0.26%						Internet (continued)
Ashton Woods USA LLC / Ashton Woods						Zayo Group LLC / Zayo Capital Inc
Finance Co						8.13%, 01/01/2020	$400		$438
6.88%, 02/15/2021(d)	$370		$364			10.13%, 07/01/2020	995		1,149
Brookfield Residential Properties Inc /									$2,543
Brookfield Residential US Corp
6.13%, 07/01/2022(d)	865		859			Investment Companies - 0.01%
Lennar Corp						IPIC GMTN Ltd
						5.00%, 11/15/2020(d)	250		272
4.13%, 12/01/2018	840		842
4.75%, 11/15/2022(e)	1,380		1,308
MDC Holdings Inc						Iron & Steel - 0.53%
6.00%, 01/15/2043	1,070		934			AK Steel Corp
Standard Pacific Corp						8.38%, 04/01/2022	1,140		1,020
6.25%, 12/15/2021	395		407			ArcelorMittal
WCI Communities Inc						7.50%, 10/15/2039	2,355		2,325
6.88%, 08/15/2021(d)	790		770			BlueScope Steel Finance Ltd/BlueScope Steel
Woodside Homes Co LLC / Woodside Homes						Finance USA LLC
Finance Inc						7.13%, 05/01/2018(d)	360		372
6.75%, 12/15/2021(d)	550		545			Commercial Metals Co
			$6,029			4.88%, 05/15/2023	520		494
						Evraz Group SA
Home Equity Asset Backed Securities - 0.07%						6.50%, 04/22/2020(d)	1,400		1,330
First NLC Trust 2005-1
0.67%, 05/25/2035(e)	369		218			Glencore Funding LLC
						1.70%, 05/27/2016(d)	4,365		4,347
JP Morgan Mortgage Acquisition Trust 2006-						Samarco Mineracao SA
CW2						4.13%, 11/01/2022(d)	2,000		1,828
0.32%, 08/25/2036(e)	1,149		961
						5.75%, 10/24/2023(d)	700		700
New Century Home Equity Loan Trust 2005-
1									$12,416
0.46%, 03/25/2035(e)	85		83			Lodging - 0.21%
Saxon Asset Securities Trust 2004-1						MGM Resorts International
1.87%, 03/25/2035(e)	282		155			6.63%, 12/15/2021	365		390
Specialty Underwriting & Residential Finance						10.00%, 11/01/2016	1,280		1,549
Trust Series 2004-BC1						Wyndham Worldwide Corp
0.94%, 02/25/2035(e)	303		287			2.50%, 03/01/2018	2,920		2,921
			$1,704						$4,860

Insurance - 1.71%						Machinery - Construction & Mining - 0.05%
Allstate Corp/The						Ferreycorp SAA
5.75%, 08/15/2053(e)	1,015		1,038			4.88%, 04/26/2020(d)	1,150		1,104
American International Group Inc
3.38%, 08/15/2020	3,910		3,979
3.80%, 03/22/2017	3,135		3,349			Machinery - Diversified - 0.01%
6.40%, 12/15/2020	4,975		5,969			CNH America LLC
8.18%, 05/15/2068	1,510		1,861			7.25%, 01/15/2016	150		165
CNO Financial Group Inc
6.38%, 10/01/2020(d)	265		279		Media	- 2.39%
Fidelity & Guaranty Life Holdings Inc						Cablevision Systems Corp
6.38%, 04/01/2021(d)	380		396			8.00%, 04/15/2020	990		1,124
ING US Inc						CBS Corp
2.90%, 02/15/2018	3,800		3,878			3.38%, 03/01/2022	1,805		1,764
5.50%, 07/15/2022	3,280		3,602			4.85%, 07/01/2042	1,420		1,317
5.65%, 05/15/2053(e)	4,615		4,392			5.75%, 04/15/2020	1,640		1,859
Liberty Mutual Group Inc						7.88%, 07/30/2030	60		75
4.25%, 06/15/2023(d)	1,720		1,721			Comcast Corp
5.00%, 06/01/2021(d)	2,500		2,697			4.25%, 01/15/2033	440		422
7.00%, 03/15/2037(d),(e)	1,260		1,310			5.65%, 06/15/2035	1,675		1,861
MetLife Capital Trust IV						6.40%, 05/15/2038	305		370
7.88%, 12/15/2067(d)	1,665		1,919			CSC Holdings LLC
Metropolitan Life Global Funding I						6.75%, 11/15/2021	280		305
1.88%, 06/22/2018(d)	1,350		1,341			Cumulus Media Holdings Inc
Prudential Financial Inc						7.75%, 05/01/2019	780		823
5.63%, 06/15/2043(e)	1,910		1,903			DIRECTV Holdings LLC / DIRECTV
XL Group PLC						Financing Co Inc
6.50%, 12/31/2049(e)	470		461			3.80%, 03/15/2022	1,535		1,472
			$40,095			5.00%, 03/01/2021	2,035		2,134
						6.00%, 08/15/2040	790		778
Internet - 0.11%						DISH DBS Corp
Equinix Inc						4.25%, 04/01/2018	785		797
4.88%, 04/01/2020	230		231			5.00%, 03/15/2023	265		253
5.38%, 04/01/2023	730		725			5.88%, 07/15/2022	950		973

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Media (continued)					Mining (continued)
DISH DBS Corp (continued)					Volcan Cia Minera SAA
6.75%, 06/01/2021	$1,605		$1,737		5.38%, 02/02/2022(d)	$350		$344
7.88%, 09/01/2019	1,517		1,764		5.38%, 02/02/2022	600		589
Globo Comunicacao e Participacoes SA					Xstrata Finance Canada Ltd
4.88%, 04/11/2022(d)	800		808		1.80%, 10/23/2015(d)	1,910		1,925
NBCUniversal Enterprise Inc					2.45%, 10/25/2017(d)	1,340		1,346
0.93%, 04/15/2018(d),(e)	1,430		1,438					$28,559
1.66%, 04/15/2018(d)	3,380		3,347
1.97%, 04/15/2019(d)	2,780		2,742		Miscellaneous Manufacturing - 0.38%
NBCUniversal Media LLC					Eaton Corp
					2.75%, 11/02/2022(d)	345		323
2.88%, 01/15/2023	1,705		1,645
4.45%, 01/15/2043	511		483		General Electric Co
5.15%, 04/30/2020	2,260		2,584		4.13%, 10/09/2042	510		471
6.40%, 04/30/2040	800		968		Ingersoll-Rand Global Holding Co Ltd
					2.88%, 01/15/2019(d)	1,065		1,068
News America Inc
3.00%, 09/15/2022	2,645		2,525		Textron Inc
5.40%, 10/01/2043(d)	2,850		2,951		6.20%, 03/15/2015	1,835		1,960
6.15%, 02/15/2041	470		530		Tyco Electronics Group SA
RCN Telecom Services LLC / RCN Capital					1.60%, 02/03/2015	1,265		1,276
Corp					3.50%, 02/03/2022	3,695		3,596
8.50%, 08/15/2020(d)	625		631		7.13%, 10/01/2037	105		124
Time Warner Cable Inc								$8,818
4.50%, 09/15/2042	430		322		Mortgage Backed Securities - 5.88%
5.88%, 11/15/2040	1,300		1,114		Adjustable Rate Mortgage Trust 2004-2
Time Warner Inc					1.31%, 02/25/2035(e)	117		116
6.25%, 03/29/2041	3,025		3,402		Banc of America Commercial Mortgage Trust
7.63%, 04/15/2031	1,050		1,329		2006-3
Unitymedia Hessen GmbH & Co KG /					5.89%, 07/10/2044	605		663
Unitymedia NRW GmbH					Banc of America Commercial Mortgage Trust
5.50%, 01/15/2023(d)	710		701		2007-3
Univision Communications Inc					0.45%, 06/10/2049(d),(e)	1,000		958
6.88%, 05/15/2019(d)	265		286		BB-UBS Trust
8.50%, 05/15/2021(d)	1,355		1,501		2.89%, 06/05/2030(d),(e)	2,100		2,014
Viacom Inc					BCRR Trust 2009-1
4.25%, 09/01/2023	1,480		1,512		5.86%, 07/17/2040(d)	1,945		2,185
4.38%, 03/15/2043	3,446		2,966		CD 2006-CD3 Mortgage Trust
5.85%, 09/01/2043	565		600		5.62%, 10/15/2048	2,440		2,678
WideOpenWest Finance LLC /					Citigroup Commercial Mortgage Trust 2006-
WideOpenWest Capital Corp					C5
13.38%, 10/15/2019	1,620		1,863		0.53%, 10/15/2049(e)	41,719		—
			$56,076		COMM 2006-C7 Mortgage Trust
					5.75%, 06/10/2046(e)	1,941		2,125
Mining - 1.22%
Barrick Gold Corp					COMM 2010-RR1
					5.54%, 12/11/2049(d),(e)	900		963
2.50%, 05/01/2018(d)	2,780		2,712
4.10%, 05/01/2023	1,185		1,075		COMM 2013-CCRE6 Mortgage Trust
					3.10%, 03/10/2046(e)	1,425		1,385
BHP Billiton Finance USA Ltd
2.05%, 09/30/2018	4,600		4,623		Commercial Mortgage Pass Through
3.85%, 09/30/2023	300		305		Certificates
					4.77%, 11/15/2045(d),(e)	700		687
5.00%, 09/30/2043	1,795		1,844
Corp Nacional del Cobre de Chile					Countrywide Asset-Backed Certificates
					0.45%, 11/25/2035(e)	14		14
4.50%, 08/13/2023(d)	1,200		1,224
5.63%, 10/18/2043(d)	800		800		Credit Suisse Commercial Mortgage Trust
FMG Resources August 2006 Pty Ltd					Series 2006-C3
					5.79%, 06/15/2038(e)	99		108
6.88%, 02/01/2018(d)	495		525
6.88%, 04/01/2022(d)	185		197		Credit Suisse Commercial Mortgage Trust
7.00%, 11/01/2015(d)	160		166		Series 2006-C4
8.25%, 11/01/2019(d)	730		810		5.47%, 09/15/2039	1,896		2,075
Freeport-McMoRan Copper & Gold Inc					Credit Suisse Commercial Mortgage Trust
3.10%, 03/15/2020	5,340		5,153		Series 2006-C5
					0.21%, 12/15/2039(e)	16,159		270
5.45%, 03/15/2043	950		889
Midwest Vanadium Pty Ltd					Credit Suisse Commercial Mortgage Trust
11.50%, 02/15/2018(d)	635		533		Series 2007-C3
					5.68%, 06/15/2039(e)	1,752		1,929
Rio Tinto Finance USA PLC
2.00%, 03/22/2017	1,865		1,884		Credit Suisse Commercial Mortgage Trust
4.75%, 03/22/2042	515		494		Series 2007-C4
					5.76%, 09/15/2039(e)	1,556		1,559
St Barbara Ltd
8.88%, 04/15/2018(d)	680		571		Credit Suisse First Boston Mortgage Securities
Teck Resources Ltd					Corp
					0.77%, 11/15/2037(d),(e)	15,884		100
5.20%, 03/01/2042	625		550

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal							Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)		Amount (000's)	Value	(000	's)

Mortgage Backed Securities (continued)						Mortgage Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities						JP Morgan Chase Commercial Mortgage
Corp (continued)						Securities Trust 2006-CIBC17
0.79%, 01/15/2037(d),(e)	$8,340		$38			5.43%, 12/12/2043		$2,200		$2,402
4.77%, 07/15/2037	2,025		2,107			JP Morgan Chase Commercial Mortgage
CSMC Series 2009-RR1						Securities Trust 2006-LDP9
5.38%, 02/15/2040(d)	3,165		3,456			5.34%, 05/15/2047		225		248
CSMC Series 2009-RR3						JP Morgan Chase Commercial Mortgage
5.34%, 12/15/2043(d),(e)	1,545		1,697			Securities Trust 2007-C1
Fannie Mae REMIC Trust 2005-W2						0.48%, 02/15/2051(e)		35,090		156
0.37%, 05/25/2035(e)	876		866			JP Morgan Chase Commercial Mortgage
Fannie Mae REMICS						Securities Trust 2009-IWST
0.42%, 03/25/2035(e)	10		10			5.63%, 12/05/2027(d)		2,100		2,400
2.25%, 07/25/2040	654		646			JP Morgan Chase Commercial Mortgage
3.50%, 09/25/2027(e)	6,709		964			Securities Trust 2011-C5
3.50%, 11/25/2027(e)	3,614		533			3.15%, 08/15/2046		2,205		2,309
3.50%, 07/25/2040	5,091		5,183			JPMBB Commercial Mortgage Securities
6.33%, 12/25/2021(e)	2,357		305			Trust
6.33%, 03/25/2022(e)	1,273		164			1.79%, 11/15/2045(e)		50,500		4,258
6.58%, 11/25/2036(e)	3,453		527		LB	-UBS Commercial Mortgage Trust 2005-
6.93%, 09/25/2031(e)	214		2			C3
38.30%, 08/25/2035(e)	73		22			0.74%, 07/15/2040(d),(e)		47,218		562
FHLMC Multifamily Structured Pass Through						4.74%, 07/15/2030		2,782		2,891
Certificates					LB	-UBS Commercial Mortgage Trust 2005-
1.88%, 05/25/2019	6,375		6,313			C7
2.22%, 12/25/2018(e)	1,650		1,672			5.32%, 11/15/2040		2,200		2,326
2.70%, 05/25/2018	2,500		2,608		LB	-UBS Commercial Mortgage Trust 2007-
Freddie Mac REMICS						C1
0.62%, 06/15/2023(e)	109		110			0.42%, 02/15/2040(e)		11,083		158
0.77%, 08/15/2018(e)	880		889		LB	-UBS Commercial Mortgage Trust 2007-
2.00%, 02/15/2036(c),(e)	2,000		2,012			C2
2.75%, 03/15/2041	3,405		3,462			5.43%, 02/15/2040		1,950		2,153
3.00%, 10/15/2027(e)	2,132		277			MASTR Asset Securitization Trust 2005-2
3.00%, 05/15/2028(e)	8,958		1,022			5.25%, 11/25/2035		2,000		2,008
3.50%, 10/15/2027(e)	4,122		597			Merrill Lynch Mortgage Investors Trust Series
4.00%, 09/15/2021	543		564			2005	-A8
4.50%, 10/15/2035(e)	6,981		571			0.52%, 08/25/2036(e)		212		180
6.46%, 03/15/2036(e)	4,284		785			Merrill Lynch Mortgage Trust 2005-CIP1
6.48%, 05/15/2026(e)	4,077		716			5.05%, 07/12/2038		855		906
6.53%, 09/15/2026(e)	5,463		967		ML	-CFC Commercial Mortgage Trust 2006-4
6.53%, 09/15/2026(e)	7,057		1,298			0.62%, 12/12/2049(e)		72,148		510
6.53%, 02/15/2036(e)	2,102		353			Morgan Stanley Bank of America Merrill
6.53%, 04/15/2040(e)	4,573		971			Lynch Trust 2013-C11
6.58%, 09/15/2034(e)	2,011		239			0.82%, 08/15/2046(e)		29,970		1,080
GE Capital Commercial Mortgage Corp Series						Morgan Stanley Capital I Trust 2007-HQ12
2007-C1 Trust						5.58%, 04/12/2049(e)		1,360		1,511
0.16%, 12/10/2049(e)	8,869		7			5.58%, 04/12/2049(e)		8,857		8,990
Ginnie Mae						Morgan Stanley Capital I Trust 2007-IQ13
1.75%, 10/16/2037	1,605		1,619			5.36%, 03/15/2044(e)		700		775
5.23%, 05/20/2041(e)	7,327		1,231			Morgan Stanley Reremic Trust
GS Mortgage Securities Trust 2012-GCJ7						4.97%, 04/16/2040(d)		3,235		3,326
2.60%, 05/10/2045(e)	19,640		2,631			Morgan Stanley Re-REMIC Trust 2011-IO
GS Mortgage Securities Trust 2013-GCJ12						2.50%, 03/23/2051(d)		2,714		2,722
3.78%, 06/10/2046(e)	780		753			MSBAM Commercial Mortgage Securities
Impac CMB Trust Series 2007-A						Trust 2012-CKSV
0.42%, 05/25/2037(e)	2,322		2,286			1.16%, 10/15/2022(d),(e)		23,744		1,888
JP Morgan Chase Commercial Mortgage						3.28%, 10/15/2022(d)		3,075		2,891
Securities Corp						RBSCF Trust 2009-RR1
1.95%, 12/15/2047(e)	22,377		2,442			5.76%, 09/17/2039(d),(e)		400		406
3.35%, 12/15/2047(d),(e)	1,750		1,698			Residential Asset Securitization Trust 2004-
JP Morgan Chase Commercial Mortgage						A10
Securities Trust 2004-LN2						5.50%, 02/25/2035		633		644
5.12%, 07/15/2041	190		194			UBS Commercial Mortgage Trust 2012-C1
JP Morgan Chase Commercial Mortgage						3.40%, 05/10/2045(e)		550		552
Securities Trust 2005-CIBC12						UBS-Barclays Commercial Mortgage Trust
5.09%, 09/12/2037(e)	300		190			2012	-C3
JP Morgan Chase Commercial Mortgage						3.09%, 08/10/2049(e)		2,125		2,071
Securities Trust 2005-LDP3						UBS-Barclays Commercial Mortgage Trust
5.00%, 08/15/2042(e)	2,967		3,114			2012	-C4
						1.88%, 12/10/2045(d),(e)		20,617		2,404

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

		Principal					Principal
BONDS (continued)		Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Mortgage Backed Securities (continued)						Oil & Gas (continued)
UBS-Barclays Commercial Mortgage Trust						GeoPark Latin America Ltd Agencia en Chile
2013	-C5					7.50%, 02/11/2020(d)	$2,600		$2,645
3.18%, 03/10/2046(e)		$2,025		$1,977		GS Caltex Corp
4.10%, 03/10/2046(d),(e)		1,090		910		3.25%, 10/01/2018(d)	800		807
Wachovia Bank Commercial Mortgage Trust						Halcon Resources Corp
Series 2007-C30						8.88%, 05/15/2021	780		812
0.00%, 12/15/2043(a)		1,960		797		9.25%, 02/15/2022(d)	325		344
0.38%, 12/15/2043(d),(e)		1,350		1,250		9.75%, 07/15/2020	80		87
5.25%, 12/15/2043		1,409		1,414		KazMunayGas National Co JSC
Wachovia Bank Commercial Mortgage Trust						4.40%, 04/30/2023(d)	2,250		2,135
Series 2007-C34						7.00%, 05/05/2020	770		881
5.68%, 05/15/2046(e)		250		281		Kerr-McGee Corp
Wells Fargo Mortgage Backed Securities						6.95%, 07/01/2024	1,000		1,206
2005-AR16 Trust						7.88%, 09/15/2031	2,025		2,598
2.69%, 03/25/2035(e)		525		515		Kodiak Oil & Gas Corp
				$137,811		5.50%, 01/15/2021(d)	760		779
						5.50%, 02/01/2022(d)	260		265
Office & Business Equipment - 0.05%						8.13%, 12/01/2019	570		633
Xerox Corp						Linn Energy LLC / Linn Energy Finance
2.95%, 03/15/2017		555		571		Corp
6.75%, 02/01/2017		550		631		7.00%, 11/01/2019(d),(e)	520		519
				$1,202		Nabors Industries Inc
Oil & Gas - 4.33%						2.35%, 09/15/2016(d)	1,400		1,419
Afren PLC						National JSC Naftogaz of Ukraine
10.25%, 04/08/2019		750		859		9.50%, 09/30/2014	365		344
10.25%, 04/08/2019(d)		200		229		Newfield Exploration Co
Anadarko Petroleum Corp						6.88%, 02/01/2020	300		321
5.95%, 09/15/2016		4,480		5,061		Oasis Petroleum Inc
6.45%, 09/15/2036		870		1,024		6.50%, 11/01/2021	455		492
Antero Resources Finance Corp						6.88%, 03/15/2022(d)	290		313
5.38%, 11/01/2021(d),(g)		575		584		6.88%, 01/15/2023	820		890
BP Capital Markets PLC						Pacific Drilling SA
2.24%, 09/26/2018		1,600		1,616		5.38%, 06/01/2020(d)	1,190		1,199
Carrizo Oil & Gas Inc						Pacific Rubiales Energy Corp
7.50%, 09/15/2020		815		888		5.13%, 03/28/2023(d)	1,700		1,628
8.63%, 10/15/2018		765		838		7.25%, 12/12/2021(d)	965		1,061
Chaparral Energy Inc						PDC Energy Inc
7.63%, 11/15/2022		295		319		7.75%, 10/15/2022	1,150		1,248
9.88%, 10/01/2020		550		627		Petrobras Global Finance BV
Chesapeake Energy Corp						2.00%, 05/20/2016	2,200		2,186
3.25%, 03/15/2016		180		182		2.38%, 01/15/2019(e)	1,050		1,021
5.75%, 03/15/2023		725		768		4.38%, 05/20/2023	1,400		1,294
6.13%, 02/15/2021		615		672		Petroleos de Venezuela SA
Chevron Corp						5.25%, 04/12/2017	4,200		3,370
1.10%, 12/05/2017		2,105		2,084		Petroleos Mexicanos
1.72%, 06/24/2018		1,650		1,653		3.50%, 07/18/2018	1,865		1,907
CNOOC Finance 2013 Ltd						4.88%, 01/24/2022	300		312
3.00%, 05/09/2023		1,000		911		Plains Exploration & Production Co
Concho Resources Inc						6.50%, 11/15/2020	685		755
7.00%, 01/15/2021		730		814		6.88%, 02/15/2023	685		759
ConocoPhillips						QGOG Constellation SA
5.75%, 02/01/2019		500		588		6.25%, 11/09/2019(d)	2,100		2,032
ConocoPhillips Holding Co						RKI Exploration & Production LLC / RKI
6.95%, 04/15/2029		535		688		Finance Corp
Continental Resources Inc/OK						8.50%, 08/01/2021(d)	754		784
4.50%, 04/15/2023		7,695		7,762		Rosneft Oil Co via Rosneft International
5.00%, 09/15/2022		1,615		1,682		Finance Ltd
Devon Energy Corp						4.20%, 03/06/2022(d)	1,550		1,453
3.25%, 05/15/2022		845		821		Rowan Cos Inc
Ecopetrol SA						5.00%, 09/01/2017	2,470		2,680
4.25%, 09/18/2018		850		892		Seadrill Ltd
5.88%, 09/18/2023		3,250		3,528		5.63%, 09/15/2017(d)	1,740		1,796
Encana Corp						Sibur Securities Ltd
5.15%, 11/15/2041		1,035		977		3.91%, 01/31/2018(d)	2,000		1,955
EP Energy LLC / EP Energy Finance Inc						Statoil ASA
9.38%, 05/01/2020		710		820		1.20%, 01/17/2018	1,700		1,678
Gazprom Neft OAO Via GPN Capital SA						1.80%, 11/23/2016	2,535		2,601
4.38%, 09/19/2022(d)		500		471		Talisman Energy Inc
						5.50%, 05/15/2042	420		372

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Oil & Gas (continued)					Other Asset Backed Securities (continued)
Thai Oil PCL					Nationstar Mortgage Advance Receivables
3.63%, 01/23/2023(d)	$350		$325		Trust 2013-T2
Total Capital International SA					1.68%, 06/20/2046(d),(e)	$11,000		$10,986
1.50%, 02/17/2017	1,495		1,515		Popular ABS Mortgage Pass-Through Trust
1.55%, 06/28/2017	1,240		1,253		2005-1
Total Capital SA					0.44%, 05/25/2035(e)	1,330		1,030
2.13%, 08/10/2018	1,620		1,642		Volvo Financial Equipment LLC Series 2013-
Transocean Inc					1
2.50%, 10/15/2017	1,495		1,509		0.53%, 11/16/2015(d),(e)	6,300		6,298
6.00%, 03/15/2018	110		124					$49,429
6.38%, 12/15/2021	985		1,110
6.50%, 11/15/2020	5,035		5,713		Packaging & Containers - 0.36%
6.80%, 03/15/2038	640		697		Ardagh Packaging Finance PLC / Ardagh MP
7.35%, 12/15/2041	445		526		Holdings USA Inc
					7.00%, 11/15/2020(d)	260		259
			$101,353		Crown Cork & Seal Co Inc
Oil & Gas Services - 0.48%					7.38%, 12/15/2026	780		864
Basic Energy Services Inc					Exopack Holding Corp
7.75%, 02/15/2019	400		415		10.00%, 06/01/2018	805		869
Cameron International Corp					Packaging Corp of America
1.60%, 04/30/2015	2,165		2,183		4.50%, 11/01/2023	1,215		1,249
4.50%, 06/01/2021	1,230		1,325		Rock Tenn Co
CGG SA					3.50%, 03/01/2020	4,330		4,322
9.50%, 05/15/2016	75		79		4.00%, 03/01/2023	805		788
Halliburton Co								$8,351
4.75%, 08/01/2043	1,155		1,165
Hornbeck Offshore Services Inc					Pharmaceuticals - 1.04%
5.00%, 03/01/2021	440		432		AbbVie Inc
Key Energy Services Inc					1.20%, 11/06/2015	2,295		2,311
6.75%, 03/01/2021	695		707		Actavis Inc
Weatherford International LLC					1.88%, 10/01/2017	950		948
6.35%, 06/15/2017	850		965		3.25%, 10/01/2022	365		347
Weatherford International Ltd/Bermuda					4.63%, 10/01/2042	435		401
4.50%, 04/15/2022	1,955		1,977		5.00%, 08/15/2014	1,980		2,046
5.95%, 04/15/2042	735		730		CFR International SpA
					5.13%, 12/06/2022(d)	800		759
6.50%, 08/01/2036	1,125		1,163
			$11,141		Express Scripts Holding Co
					2.75%, 11/21/2014	2,305		2,356
Other Asset Backed Securities - 2.11%					3.13%, 05/15/2016	3,250		3,411
Carrington Mortgage Loan Trust Series 2005-					3.90%, 02/15/2022	755		774
FRE1					4.75%, 11/15/2021	1,405		1,517
0.45%, 12/25/2035(e)	2,379		2,367		6.13%, 11/15/2041	1,875		2,158
Chase Funding Trust Series 2003-5					GlaxoSmithKline Capital Inc
0.77%, 07/25/2033(e)	1,256		1,178		5.38%, 04/15/2034	255		284
Chase Funding Trust Series 2004-1					GlaxoSmithKline Capital PLC
0.63%, 12/25/2033(e)	23		21		1.50%, 05/08/2017	1,385		1,398
Countrywide Asset-Backed Certificates					Par Pharmaceutical Cos Inc
0.33%, 10/25/2047(e)	4,865		4,764		7.38%, 10/15/2020(d)	350		366
0.69%, 06/25/2035(e)	555		553		Valeant Pharmaceuticals International
1.78%, 01/25/2034(e)	18		15		7.50%, 07/15/2021(d)	1,310		1,454
GE Dealer Floorplan Master Note Trust					Wyeth LLC
0.61%, 10/20/2017(e)	3,500		3,501		6.00%, 02/15/2036	565		673
GE Equipment Midticket LLC					Zoetis Inc
0.47%, 01/22/2015	2,076		2,077		1.15%, 02/01/2016(d)	490		492
GE Equipment Transportation LLC					4.70%, 02/01/2043(d)	2,910		2,748
0.61%, 06/24/2016(e)	9,000		9,000					$24,443
GreatAmerica Leasing Receivables Funding
LLC					Pipelines - 1.38%
1.66%, 04/17/2017(d)	2,000		2,017		Access Midstream Partners LP / ACMP
John Deere Owner Trust 2013-B					Finance Corp
0.55%, 01/15/2016(e)	1,550		1,551		5.88%, 04/15/2021	290		311
JP Morgan Mortgage Acquisition Trust 2007-					Crestwood Midstream Partners LP / Crestwood
CH3					Midstream Finance Corp
					6.13%, 03/01/2022(d),(g)	215		220
0.32%, 03/25/2037(e)	3,476		3,278
Long Beach Mortgage Loan Trust 2005-1					DCP Midstream LLC
					5.85%, 05/21/2043(d),(e)	880		823
0.92%, 02/25/2035(e)	288		286
Marriott Vacation Club Owner Trust 2007-1					El Paso Pipeline Partners Operating Co LLC
5.52%, 05/20/2029(d),(e)	299		303		4.70%, 11/01/2042	1,540		1,359
MSDWCC Heloc Trust 2005-1					5.00%, 10/01/2021	1,575		1,679
0.55%, 07/25/2017(e)	209		204		Energy Transfer Partners LP
					3.60%, 02/01/2023	445		424

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

			Principal					Principal
	BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Pipelines (continued)						REITS (continued)
	Energy Transfer Partners LP	(continued)					Ventas Realty LP / Ventas Capital Corp
	5.20%, 02/01/2022		$695		$748		(continued)
	5.95%, 10/01/2043		4,355		4,530		4.75%, 06/01/2021	$1,895		$2,022
	6.70%, 07/01/2018		377		444					$29,388
	Enterprise Products Operating LLC
	6.45%, 09/01/2040		5		6		Retail - 1.22%
	Kinder Morgan Energy Partners LP						Building Materials Holding Corp
							9.00%, 09/15/2018(d)	420		441
	2.65%, 02/01/2019		2,030		2,037
	5.00%, 03/01/2043		1,050		990		Claire's Stores Inc
							6.13%, 03/15/2020(d)	380		383
	5.63%, 09/01/2041		1,130		1,147		7.75%, 06/01/2020(d)	200		199
	MarkWest Energy Partners LP / MarkWest
	Energy Finance Corp						8.88%, 03/15/2019	665		723
							9.00%, 03/15/2019(d)	570		637
	6.25%, 06/15/2022		656		712
	6.50%, 08/15/2021		142		154		CVS Caremark Corp
	ONEOK Partners LP						3.25%, 05/18/2015	1,105		1,149
	3.25%, 02/01/2016		2,380		2,477		4.13%, 05/15/2021	895		950
	Sabine Pass Liquefaction LLC						5.75%, 05/15/2041	1,965		2,179
	5.63%, 02/01/2021(d)		490		495		CVS Pass-Through Trust
							5.93%, 01/10/2034(d)	1,146		1,266
	Spectra Energy Partners LP						7.51%, 01/10/2032(d)	314		380
	4.75%, 03/15/2024		3,970		4,174
	5.95%, 09/25/2043		790		862		Gymboree Corp/The
	Tesoro Logistics LP / Tesoro Logistics Finance						9.13%, 12/01/2018	85		82
	Corp						Home Depot Inc/The
	6.13%, 10/15/2021		295		305		2.25%, 09/10/2018	1,370		1,400
	Transportadora de Gas Internacional SA ESP						Landry's Holdings II Inc
							10.25%, 01/01/2018(d)	835		883
	5.70%, 03/20/2022(d)		300		313
	5.70%, 03/20/2022		1,500		1,564		Landry's Inc
							9.38%, 05/01/2020(d)	680		736
	Western Gas Partners LP
	2.60%, 08/15/2018		4,050		4,068		Lowe's Cos Inc
	4.00%, 07/01/2022		2,465		2,447		5.00%, 09/15/2043	1,490		1,550
					$32,289		Macy's Retail Holdings Inc
							5.75%, 07/15/2014	875		906
	Real Estate - 0.07%						5.90%, 12/01/2016	3,694		4,166
	Crescent Resources LLC / Crescent Ventures						6.38%, 03/15/2037	1,245		1,383
	Inc						6.90%, 04/01/2029	145		166
	10.25%, 08/15/2017(d)		1,025		1,117		Michaels FinCo Holdings LLC / Michaels
	Mattamy Group Corp						FinCo Inc
	6.50%, 11/15/2020(d)		490		484		7.50%, PIK 8.25%, 08/01/2018(d),(f)	630		651
					$1,601		Neiman Marcus Group Inc/The
							8.75%, 10/15/2021(d)	940		966
REITS	- 1.25%						New Academy Finance Co LLC / New
	Boston Properties LP						Academy Finance Corp
	3.13%, 09/01/2023		1,170		1,097		8.00%, PIK 8.75%, 06/15/2018(d),(f)	1,305		1,334
	DDR Corp						Petco Holdings Inc
	4.63%, 07/15/2022		2,250		2,330		8.50%, PIK 9.25%, 10/15/2017(d),(f)	955		974
	DuPont Fabros Technology LP						Suburban Propane Partners LP/Suburban
	5.88%, 09/15/2021(d)		415		425
							Energy Finance Corp
	ERP Operating LP						7.38%, 03/15/2020	715		767
	3.00%, 04/15/2023		1,710		1,623		7.50%, 10/01/2018	330		354
	HCP Inc						Wal-Mart Stores Inc
	2.63%, 02/01/2020		2,140		2,069		3.25%, 10/25/2020	1,950		2,027
	iStar Financial Inc						4.75%, 10/02/2043	1,960		1,996
	3.88%, 07/01/2016		185		188					$28,648
	4.88%, 07/01/2018		390		382
	7.13%, 02/15/2018		580		631		Savings & Loans - 0.24%
	9.00%, 06/01/2017		490		571		Santander Holdings USA Inc/PA
	Kimco Realty Corp						3.00%, 09/24/2015	5,430		5,591
	3.13%, 06/01/2023		1,115		1,034
	Liberty Property LP
	4.40%, 02/15/2024		2,390		2,417		Semiconductors - 0.11%
							Intel Corp
	Mid-America Apartments LP						4.25%, 12/15/2042	825		746
	4.30%, 10/15/2023		1,575		1,581
	ProLogis LP						Jazz Technologies Inc
	2.75%, 02/15/2019		2,385		2,407		8.00%, 06/30/2015	1,926		1,835
	4.25%, 08/15/2023		1,445		1,463					$2,581
	6.88%, 03/15/2020		743		886		Software - 0.18%
	UDR Inc						Activision Blizzard Inc
	3.70%, 10/01/2020		2,545		2,586		5.63%, 09/15/2021(d)	495		512
	Ventas Realty LP / Ventas Capital Corp						6.13%, 09/15/2023(d)	745		779
	2.70%, 04/01/2020		5,850		5,676

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Software (continued)						Sovereign (continued)
Oracle Corp						Sweden Government Bond (continued)
2.38%, 01/15/2019		$2,655		$2,697		6.75%, 05/05/2014	SEK	70		$11
Serena Software Inc						Switzerland Government Bond
10.38%, 03/15/2016		318		319		3.75%, 06/10/2015	CHF	12		14
				$4,307		United Kingdom Gilt
						1.75%, 09/07/2022	GBP	45		68
Sovereign - 0.30%						4.25%, 12/07/2040		35		64
Australia Government Bond						4.75%, 12/07/2030		15		29
3.25%, 04/21/2029	AUD	25		21		Venezuela Government International Bond
4.50%, 04/15/2020		35		35		5.75%, 02/26/2016		$1,460		1,299
Belgium Government Bond										$6,938
3.00%, 09/28/2019	EUR	115		170
4.25%, 09/28/2021(d)		35		55		Student Loan Asset Backed Securities - 1.42%
Bundesrepublik Deutschland						SLM Private Education Loan Trust 2012-A
3.50%, 07/04/2019		20		31		1.57%, 08/15/2025(d),(e)		1,635		1,648
4.00%, 01/04/2018		5		8		SLM Private Education Loan Trust 2012-B
4.75%, 07/04/2028		15		27		1.27%, 12/15/2021(d),(e)		5,490		5,505
Canadian Government Bond						SLM Private Education Loan Trust 2012-C
2.00%, 12/01/2014	CAD	50		49		1.27%, 08/15/2023(d),(e)		7,387		7,417
5.75%, 06/01/2033		25		34		SLM Private Education Loan Trust 2012-E
Denmark Government Bond						0.92%, 06/15/2016(d),(e)		2,485		2,481
3.00%, 11/15/2021	DKK	80		16		SLM Private Education Loan Trust 2013-1
4.00%, 11/15/2017		80		17		0.77%, 08/15/2022(d),(e)		2,584		2,576
Finland Government Bond						SLM Private Education Loan Trust 2013-B
1.63%, 09/15/2022(d)	EUR	60		80		0.82%, 07/15/2022(d),(e)		5,355		5,332
France Government Bond OAT						SLM Student Loan Trust 2008-5
3.00%, 04/25/2022		50		74		1.34%, 10/25/2016(e)		246		247
3.50%, 04/25/2026		30		45		SLM Student Loan Trust 2008-6
3.75%, 04/25/2021		85		133		0.79%, 10/25/2017(e)		1,392		1,395
4.50%, 04/25/2041		25		42		SLM Student Loan Trust 2008-8
French Treasury Note BTAN						1.14%, 10/25/2017(e)		475		477
1.75%, 02/25/2017		40		56		SLM Student Loan Trust 2012-6
Ireland Government Bond						0.33%, 02/27/2017(e)		1,255		1,255
5.90%, 10/18/2019		150		236		SLM Student Loan Trust 2012-7
Italy Buoni Poliennali Del Tesoro						0.33%, 02/27/2017(e)		4,923		4,919
2.75%, 12/01/2015		100		139						$33,252
3.50%, 11/01/2017		100		141
4.25%, 09/01/2019		75		108		Telecommunications - 3.70%
4.75%, 06/01/2017		75		110		Altice Financing SA
						7.88%, 12/15/2019(d)		1,000		1,083
5.00%, 09/01/2040		15		21
5.50%, 11/01/2022		75		114		Altice Finco SA
						9.88%, 12/15/2020(d)		450		503
6.00%, 05/01/2031		20		32
Japan Government Ten Year Bond						America Movil SAB de CV
0.60%, 03/20/2023	JPY	24,000		245		5.00%, 10/16/2019		400		441
0.80%, 09/20/2020		7,000		73		AT&T Inc
1.40%, 06/20/2019		16,000		173		4.35%, 06/15/2045		6,565		5,425
Japan Government Thirty Year Bond						5.80%, 02/15/2019		2,345		2,723
2.00%, 09/20/2040		6,500		72		Bharti Airtel International Netherlands BV
						5.13%, 03/11/2023(d)		500		469
2.30%, 12/20/2035		9,000		104
Japan Government Twenty Year Bond						British Telecommunications PLC
1.60%, 06/20/2030		12,500		134		1.63%, 06/28/2016		1,490		1,510
1.90%, 03/20/2024		21,200		243		CC Holdings GS V LLC / Crown Castle GS III
Mexican Bonos						Corp
6.50%, 06/10/2021(e)	MXN	550		44		3.85%, 04/15/2023		2,315		2,198
Netherlands Government Bond						Cellco Partnership / Verizon Wireless Capital
2.25%, 07/15/2022(d)	EUR	65		91		LLC
4.00%, 07/15/2018(d)		15		23		8.50%, 11/15/2018		470		605
Poland Government Bond						Cisco Systems Inc
5.25%, 10/25/2020	PLN	90		32		5.90%, 02/15/2039		750		874
Russian Foreign Bond - Eurobond						Clearwire Communications LLC/Clearwire
4.88%, 09/16/2023(d)		$2,000		2,098		Finance Inc
						12.00%, 12/01/2015(d)		1,350		1,400
Spain Government Bond
3.15%, 01/31/2016	EUR	75		105		Digicel Group Ltd
						8.25%, 09/30/2020(d)		475		501
3.40%, 04/30/2014		30		41
4.25%, 10/31/2016		60		87		Digicel Ltd
						6.00%, 04/15/2021(d)		2,650		2,570
4.65%, 07/30/2025		10		14		8.25%, 09/01/2017(d)		670		698
4.85%, 10/31/2020		30		44
5.50%, 04/30/2021		10		15		8.25%, 09/01/2017		1,700		1,771
Sweden Government Bond						Eileme 1 AB
						14.25%, PIK 14.25%, 08/15/2020(d),(f)		673		724
4.25%, 03/12/2019	SEK	120		21

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Telecommunications (continued)					Telecommunications (continued)
Eileme 2 AB					VimpelCom Holdings BV
11.63%, 01/31/2020(d)	$830		$969		5.20%, 02/13/2019(d)	$1,795		$1,795
Embarq Corp					7.50%, 03/01/2022	550		590
8.00%, 06/01/2036	695		708		Wind Acquisition Finance SA
Goodman Networks Inc					11.75%, 07/15/2017(d)	440		468
13.12%, 07/01/2018(d),(e)	485		512		Wind Acquisition Holdings Finance SA
12.13%, 07/01/2018(d)	645		680		12.25%, PIK 12.25%, 07/15/2017(d),(f)	1,315		1,338
Inmarsat Finance PLC								$86,656
7.38%, 12/01/2017(d)	350		364
Intelsat Jackson Holdings SA					Transportation - 0.62%
5.50%, 08/01/2023(d)	1,390		1,341		Burlington Northern Santa Fe LLC
7.25%, 10/15/2020	710		770		3.45%, 09/15/2021	2,800		2,829
Intelsat Luxembourg SA					4.45%, 03/15/2043	795		738
6.75%, 06/01/2018(d)	125		132		CSX Corp
7.75%, 06/01/2021(d)	3,300		3,482		5.50%, 04/15/2041	1,805		1,934
8.13%, 06/01/2023(d)	2,415		2,554		6.25%, 03/15/2018	740		868
Koninklijke KPN NV					7.38%, 02/01/2019	964		1,191
7.00%, 03/28/2073(d),(e)	210		216		Georgian Railway JSC
					7.75%, 07/11/2022(d)	590		639
Level 3 Communications Inc
11.88%, 02/01/2019	384		445		Navios Maritime Acquisition Corp / Navios
Level 3 Financing Inc					Acquisition Finance US Inc
					8.13%, 11/15/2021(d),(g)	1,375		1,389
6.13%, 01/15/2021(d),(g)	270		275
8.13%, 07/01/2019	770		849		8.63%, 11/01/2017	1,268		1,330
10.00%, 02/01/2018	810		866		Navios South American Logistics Inc / Navios
MetroPCS Wireless Inc					Logistics Finance US Inc
6.25%, 04/01/2021(d)	960		1,004		9.25%, 04/15/2019	235		254
NII Capital Corp					Swift Services Holdings Inc
7.63%, 04/01/2021	920		534		10.00%, 11/15/2018	1,690		1,893
NII International Telecom SCA					Topaz Marine SA
					8.63%, 11/01/2018(d),(g)	400		404
7.88%, 08/15/2019(d)	195		170
11.38%, 08/15/2019(d)	195		185		Transnet SOC Ltd
					4.00%, 07/26/2022(d)	1,200		1,074
Qtel International Finance Ltd
3.25%, 02/21/2023	600		553					$14,543
Qwest Corp					TOTAL BONDS			$1,377,043
6.75%, 12/01/2021	2,921		3,187		SENIOR FLOATING RATE INTERESTS -	Principal
SBA Tower Trust					3.41%	Amount (000's)	Value	(000	's)
4.25%, 04/15/2040(d),(e)	2,490		2,535
					Aerospace & Defense - 0.02%
SoftBank Corp					TransDigm Inc, Term Loan C
4.50%, 04/15/2020(d)	3,150		3,119		3.75%, 02/28/2020(e)	$359		$359
Sprint Capital Corp
6.88%, 11/15/2028	565		537
Sprint Communications Inc					Apparel - 0.06%
6.00%, 12/01/2016	100		108		Calceus Acquisition Inc, Term Loan B1
6.00%, 11/15/2022	770		758		5.00%, 09/24/2020(e)	1,463		1,469
7.00%, 08/15/2020	1,565		1,678
9.00%, 11/15/2018(d)	175		212
					Automobile Manufacturers - 0.05%
9.13%, 03/01/2017	236		278		Chrysler Group LLC, Term Loan B
Sprint Corp					4.25%, 05/24/2017(e)	1,149		1,159
7.88%, 09/15/2023(d)	680		738
Telefonica Emisiones SAU
3.19%, 04/27/2018	1,450		1,471		Automobile Parts & Equipment - 0.05%
4.57%, 04/27/2023	1,165		1,161		Federal-Mogul Corp, Term Loan B-EXIT
5.13%, 04/27/2020	4,495		4,743		2.12%, 12/29/2014(e)	458		453
5.46%, 02/16/2021	1,330		1,409		Federal-Mogul Corp, Term Loan C-EXIT
6.42%, 06/20/2016	595		662		2.12%, 12/28/2015(e)	234		232
T-Mobile USA Inc					Schaeffler AG, Term Loan C
6.63%, 04/28/2021	585		619		4.25%, 01/20/2017(e)	485		487
UPCB Finance VI Ltd								$1,172
6.88%, 01/15/2022(d)	890		959
					Building Materials - 0.03%
Verizon Communications Inc					CPG International Inc, Term Loan B
0.70%, 11/02/2015	240		239		4.75%, 09/30/2020(e)	735		736
3.50%, 11/01/2021	2,635		2,629
3.65%, 09/14/2018	805		856
5.15%, 09/15/2023	3,065		3,325		Chemicals - 0.29%
6.25%, 04/01/2037	425		469		AIlnex Luxembourg & CY SCA, Term Loan
6.40%, 09/15/2033	5,695		6,446		8.25%, 03/12/2020(e)	1,900		1,952
6.55%, 09/15/2043	2,420		2,808		AZ Chem US Inc, Term Loan B
6.90%, 04/15/2038	1,195		1,415		5.25%, 02/21/2017(e)	499		503
					Eagle Spinco Inc, Term Loan B
					3.50%, 01/28/2017(e)	782		783

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

	SENIOR FLOATING RATE INTERESTS	Principal			SENIOR FLOATING RATE INTERESTS	Principal
	(continued)	Amount (000's) Value (000's)			(continued)	Amount (000's) Value (000's)

	Chemicals (continued)				Forest Products & Paper - 0.22%
	Ineos US Finance LLC, Term Loan B				Caraustar Industries Inc, Term Loan B
	4.00%, 05/04/2018(e)	$1,098	$1,101		7.50%, 04/26/2019(e)	$1,313	$1,334
	MacDermid Inc, Term Loan				Exopack Holdings SA, Term Loan B
	7.75%, 12/04/2020(e)	1,370	1,388		0.00%, 04/24/2019(e),(h)	1,710	1,730
	Taminco Global Chemical Corp, Term Loan				Exopack LLC, Term Loan B
	B				5.00%, 05/31/2017(e)	2,035	2,063
	4.25%, 02/15/2019(e)	1,158	1,165				$5,127

			$6,892		Healthcare - Products - 0.04%
	Commercial Services - 0.14%				Kinetic Concepts Inc, Term Loan D1
	Envision Healthcare Corp, Term Loan B				4.50%, 05/04/2018(e)	827	836
	4.00%, 05/25/2018(e)	213	214
	Interactive Data Corp, Term Loan B
	3.75%, 02/11/2018(e)	1,248	1,247		Healthcare - Services - 0.04%
					MultiPlan Inc, Term Loan B
	ISS A/S, Term Loan B				4.00%, 08/26/2017(e)	917	923
	3.75%, 04/18/2018(e)	1,411	1,412
	TMS International Corp, Term Loan B
	4.50%, 10/04/2020(e)	310	311		Insurance - 0.17%
			$3,184		Asurion LLC, Term Loan B1
					4.50%, 05/24/2019(e)	2,054	2,054
	Computers - 0.10%				Asurion LLC, Term Loan B2
	Oberthur Technologies of America Corp, Term				3.50%, 06/19/2020(e)	436	427
	Loan B2				CNO Financial Group Inc, Term Loan B2
	0.00%, 10/09/2019(e),(h)	1,580	1,583
					3.75%, 09/28/2018(e)	529	529
	Spansion LLC, Term Loan B				Lonestar Intermediate Super Holdings LLC,
	5.25%, 12/11/2018(e)	660	662
					Term Loan
			$2,245		11.00%, 08/07/2019(e)	880	912
	Consumer Products - 0.10%						$3,922
	Dell International LLC, Term Loan B				Internet - 0.10%
	0.00%, 03/24/2020(e),(h)	1,500	1,491
					Zayo Group LLC, Term Loan B
	Sun Products Corp/The, Term Loan B				4.50%, 07/02/2019(e)	2,273	2,283
	5.50%, 03/21/2020(e)	970	930
			$2,421
					Lodging - 0.21%
	Distribution & Wholesale - 0.03%				Caesars Entertainment Operating Co Inc, Term
	American Builders & Contractors Supply Co				Loan B4
	Inc, Term Loan B				9.50%, 10/31/2016(e)	547	546
	3.50%, 04/05/2020(e)	710	710
					Caesars Entertainment Operating Co Inc, Term
					Loan B6
	Diversified Financial Services - 0.03%				5.49%, 01/28/2018(e)	3,646	3,417
	Springleaf Financial Funding Co, Term Loan				CityCenter Holdings LLC, Term Loan B
	B2				5.00%, 10/09/2020(e)	605	610
	4.75%, 09/25/2019(e)	605	611		Hilton Worldwide Finance LLC, Term Loan
					B
					0.00%, 09/23/2020(e),(h)	430	433
	Electric - 0.09%						$5,006
	Dynegy Inc, Term Loan B2
	4.00%, 04/16/2020(e)	818	818		Machinery - Diversified - 0.04%
	Texas Competitive Electric Holdings Co LLC,				Edwards Cayman Islands II Ltd, Term Loan
	Term Loan NONEXT				B
	3.70%, 10/10/2014(e)	1,803	1,212		4.75%, 03/26/2020(e)	1,024	1,024
			$2,030

	Entertainment - 0.28%			Media	- 0.37%
	CCM Merger Inc, Term Loan				Charter Communications Operating LLC,
	5.00%, 02/01/2017(e)	2,318	2,329		Term Loan E
	Lions Gate Entertainment Corp, Term Loan				3.00%, 04/10/2020(e)	739	731
	5.00%, 07/17/2020(e)	925	924		Clear Channel Communications Inc, Term
	Peninsula Gaming LLC, Term Loan B			Loan D	-EXT
	4.25%, 11/30/2017(e)	965	967		6.93%, 01/30/2019(e)	390	370
	WMG Acquisition Corp, Term Loan B				Cumulus Media Holdings Inc, Term Loan
	3.75%, 07/07/2020(e)	2,233	2,233		7.50%, 01/14/2019(e)	223	227
			$6,453		Cumulus Media Holdings Inc, Term Loan B
					4.50%, 09/17/2018(e)	279	281
Food	- 0.04%				NEP Broadcasting LLC, Term Loan B
	HJ Heinz Co, Term Loan B2				4.75%, 01/03/2020(e)	2,144	2,149
	3.50%, 03/27/2020(e)	873	879		Univision Communications Inc, Term Loan
					4.50%, 02/28/2020(e)	86	87
					Univision Communications Inc, Term Loan
					C1
					4.50%, 02/28/2020(e)	853	858

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2013

	SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
	(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

	Media (continued)			Telecommunications - 0.11%
	Univision Communications Inc, Term Loan			Altice Financing SA, Delay-Draw Term Loan
	C2			DD
	4.50%, 02/22/2020(e)	$2,279	$2,290	5.50%, 07/03/2019(e)	$629	$633
	Univision Communications Inc, Term Loan			Integra Telecom Holdings Inc, Term Loan
	C3			5.25%, 02/19/2020(e)	1,045	1,073
	4.00%, 03/01/2020(e)	159	159	9.75%, 02/19/2020(e)	303	311
	Virgin Media Investment Holdings Ltd, Term			Level 3 Financing Inc, Term Loan B3
	Loan B			4.00%, 08/01/2019(e)	505	507
	3.50%, 02/15/2020(e)	710	710			$2,524
	WideOpenWest Finance LLC, Term Loan B
	4.75%, 03/27/2019(e)	849	856	Transportation - 0.05%
			$8,718	State Class Tankers II LLC, Term Loan B
				6.75%, 06/19/2020(e)	1,190	1,196
	Mining - 0.02%
	FMG Resources August 2006 Pty Ltd, Term			TOTAL SENIOR FLOATING RATE INTERESTS		$79,815
	Loan B			U.S. GOVERNMENT & GOVERNMENT	Principal
	5.25%, 10/12/2017(e)	574	575	AGENCY OBLIGATIONS - 44.76%	Amount (000's)	Value (000 's)
				Federal Home Loan Mortgage Corporation (FHLMC) -
	Oil & Gas - 0.11%			4.52%
	Chesapeake Energy Corp, Term Loan B			2.23%, 12/01/2035(e)	$58	$61
	5.75%, 12/02/2017 (e)	2,070	2,114	2.62%, 01/01/2034(e)	128	136
				2.71%, 05/01/2037(e)	364	391
	EP Energy LLC, Term Loan B3
	3.50%, 05/24/2018(e)	483	483	3.50%, 04/01/2042	17,111	17,522
			$2,597	3.50%, 08/01/2042	8,860	9,064
				3.50%, 12/01/2042	11,576	11,852
	Pharmaceuticals - 0.13%			4.00%, 12/01/2041	5,374	5,669
	Grifols Inc, Term Loan B			4.00%, 12/01/2041(i)	2,100	2,197
	4.25%, 06/01/2017(e)	503	506	4.00%, 11/01/2043	1,700	1,790
	NBTY Inc, Term Loan B2			4.50%, 04/01/2031	3,726	4,041
	3.50%, 10/01/2017(e)	227	228	4.50%, 06/01/2040	2,139	2,308
	Par Pharmaceutical Cos Inc, Term Loan B			4.50%, 08/01/2040	185	198
	4.25%, 09/28/2019(e)	1,055	1,058	4.50%, 04/01/2041	14,411	15,477
	Valeant Pharmaceuticals International Inc,			4.50%, 11/01/2041(i)	2,000	2,134
	Term Loan BE			5.00%, 03/01/2018	654	694
	4.50%, 06/26/2020(e)	1,305	1,322	5.00%, 05/01/2018	459	487
			$3,114	5.00%, 10/01/2018	358	380
				5.00%, 01/01/2019	479	508
	Pipelines - 0.02%			5.00%, 06/01/2031	2,258	2,504
	NGPL PipeCo LLC, Term Loan B			5.00%, 12/01/2038	441	475
	6.75%, 05/04/2017(e)	581	543
				5.00%, 02/01/2039	2,754	2,964
				5.00%, 08/01/2040	4,739	5,126
REITS	- 0.08%			5.03%, 07/01/2034(e)	32	34
	iStar Financial Inc, Term Loan			5.50%, 03/01/2018	189	198
	4.50%, 10/15/2017(e)	265	267	5.50%, 08/01/2023	1,546	1,679
	iStar Financial Inc, Term Loan A2			5.50%, 06/01/2024	180	197
	7.00%, 06/30/2014(e)	1,641	1,681	5.50%, 04/01/2033	83	89
			$1,948	5.50%, 05/01/2033	191	208
				5.50%, 10/01/2033	167	181
	Retail - 0.30%			5.50%, 12/01/2033	1,535	1,691
	Academy Ltd, Term Loan B			5.50%, 11/01/2036	1,840	2,006
	4.50%, 08/03/2018(e)	1,050	1,056
				5.50%, 04/01/2038	434	472
	DineEquity Inc, Term Loan B2			5.50%, 04/01/2038	496	543
	3.75%, 10/19/2017(e)	347	349
				5.50%, 08/01/2038	1,122	1,231
	Dunkin' Brands Inc, Term Loan B3			5.50%, 03/01/2040	1,797	1,963
	3.75%, 02/14/2020(e)	2,175	2,181
				6.00%, 07/01/2017	29	30
	Michaels Stores Inc, Term Loan B			6.00%, 03/01/2022	54	59
	3.75%, 01/24/2020(e)	1,726	1,732
				6.00%, 07/01/2023	629	686
	Neiman Marcus Group LTD Inc, Term Loan			6.00%, 06/01/2028	7	8
	0.00%, 10/16/2020(e),(h)	1,700	1,711
				6.00%, 01/01/2029	3	3
			$7,029	6.00%, 03/01/2031	17	19
	Semiconductors - 0.04%			6.00%, 04/01/2031	2	3
	Freescale Semiconductor Inc, Term Loan B4			6.00%, 12/01/2031	94	104
	5.00%, 02/13/2020(e)	1,008	1,017	6.00%, 12/01/2032	94	104
				6.00%, 02/01/2033	205	226
				6.00%, 12/01/2033	94	104
	Software - 0.05%			6.00%, 10/01/2036(e)	931	1,024
	Activision Blizzard Inc, Term Loan B			6.00%, 12/01/2037(e)	1,033	1,125
	3.25%, 07/26/2020(e)	1,110	1,113	6.00%, 01/01/2038	931	1,027
				6.00%, 01/01/2038(e)	172	189
				6.00%, 07/01/2038	3,318	3,656

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)

Federal Home Loan Mortgage Corporation (FHLMC)					Federal National Mortgage Association (FNMA) (continued)
(continued)					4.50%, 05/01/2040	$2,793		$3,006
6.50%, 06/01/2017	$76		$81
6.50%, 03/01/2029	14		16		4.50%, 07/01/2040	1,670		1,799
					4.50%, 01/01/2041	2,246		2,419
6.50%, 03/01/2029	1		1		4.50%, 02/01/2041	28,305		30,503
6.50%, 05/01/2029	23		26
6.50%, 04/01/2031	11		13		4.50%, 09/01/2041	1,376		1,475
					5.00%, 03/01/2018	197		209
6.50%, 06/01/2031	1		1		5.00%, 12/01/2039	223		244
6.50%, 09/01/2031	4		5
6.50%, 02/01/2032	2		2		5.00%, 02/01/2040	607		662
					5.00%, 04/01/2040	1,167		1,273
6.50%, 02/01/2032	7		8		5.00%, 05/01/2041	5,838		6,460
6.50%, 05/01/2032	28		32		5.00%, 11/01/2041(i)	20,000		21,750
6.50%, 04/01/2035	330		377
6.50%, 10/01/2035	153		171		5.50%, 09/01/2017	34		36
7.00%, 12/01/2029	13		14		5.50%, 10/01/2017	49		52
7.00%, 06/01/2030	24		28		5.50%, 06/01/2020	621		656
7.00%, 12/01/2030	12		14		5.50%, 09/01/2020	1,324		1,436
					5.50%, 02/01/2023	114		124
7.00%, 09/01/2031	3		5		5.50%, 06/01/2023	309		337
7.50%, 09/01/2030	4		5
7.50%, 09/01/2030	3		4		5.50%, 07/01/2023	8		9
					5.50%, 07/01/2033	403		440
7.50%, 01/01/2031	23		28		5.50%, 09/01/2033	467		511
7.50%, 03/01/2031	6		8
7.50%, 02/01/2032	12		15		5.50%, 08/01/2036	3,891		4,242
					5.50%, 02/01/2037	207		227
8.00%, 09/01/2030	115		131		5.50%, 04/01/2038	8,256		9,060
			$105,822		5.50%, 12/01/2038	2,879		3,157
Federal National Mortgage Association (FNMA) - 15.63%					5.50%, 01/01/2040	2,820		3,081
1.74%, 10/01/2034(e)	251		261		5.50%, 05/01/2040	1,791		1,956
2.14%, 09/01/2038(e)	2,443		2,561		5.50%, 05/01/2040	1,710		1,886
2.32%, 07/01/2033(e)	1,624		1,720		6.00%, 02/01/2023	44		48
2.35%, 07/01/2034(e)	482		510		6.00%, 02/01/2038(e)	2,384		2,604
2.42%, 01/01/2033(e)	130		136		6.00%, 05/01/2038	340		376
2.46%, 04/01/2036(e)	369		393		6.00%, 08/01/2038	1,591		1,739
2.48%, 02/01/2036(e)	40		40		6.00%, 08/01/2038	597		653
2.49%, 03/01/2035(e)	352		373		6.02%, 12/01/2036(e)	738		792
2.49%, 08/01/2035(e)	325		344		6.50%, 07/01/2016	2		2
2.50%, 11/01/2028(i)	19,600		19,805		6.50%, 02/01/2017	10		11
2.53%, 12/01/2032(e)	205		219		6.50%, 03/01/2017	6		6
2.72%, 04/01/2033(e)	244		259		6.50%, 04/01/2017	2		2
2.75%, 03/01/2035(e)	5,212		5,574		6.50%, 08/01/2017	65		68
3.00%, 11/01/2026(i)	26,000		27,003		6.50%, 05/01/2022	12		14
3.00%, 12/01/2040	246		243		6.50%, 12/01/2031	8		9
3.00%, 11/01/2042	887		876		6.50%, 02/01/2032	5		6
3.00%, 05/01/2043	9,912		9,799		6.50%, 02/01/2032	6		7
3.00%, 11/01/2043(i)	30,000		29,602		6.50%, 04/01/2032	8		9
3.00%, 12/01/2043(i)	21,900		21,558		6.50%, 06/01/2032	3		3
3.31%, 04/01/2041(e)	2,023		2,133		6.50%, 08/01/2032	24		27
3.50%, 12/01/2025	3,198		3,381		6.50%, 07/01/2037	1,039		1,150
3.50%, 11/01/2026(i)	9,450		9,978		6.50%, 07/01/2037	828		917
3.50%, 04/01/2027	1,626		1,718		6.50%, 12/01/2037	1,314		1,450
3.50%, 10/01/2033	6,961		7,242		6.50%, 02/01/2038	765		845
3.50%, 01/01/2041	492		505		6.50%, 03/01/2038	527		583
3.50%, 03/01/2042	4,887		5,023		6.50%, 09/01/2038	2,285		2,534
3.50%, 10/01/2042	16,775		17,011		7.00%, 02/01/2032	19		20
3.50%, 02/01/2043	17,351		17,595		7.00%, 03/01/2032	61		70
3.50%, 04/01/2043	4,677		4,743		7.50%, 08/01/2032	24		29
4.00%, 08/01/2020	3,195		3,397					$366,374
4.00%, 11/01/2026(i)	3,350		3,554		Government National Mortgage Association (GNMA) -
4.00%, 02/01/2031	923		977		8.79%
4.00%, 02/01/2031	786		832		1.50%, 07/20/2043(e)	2,081		2,087
4.00%, 05/01/2031	1,752		1,853		2.00%, 04/20/2043(e)	2,931		3,001
4.00%, 06/01/2031	2,778		2,939		3.00%, 11/01/2043	6,000		5,986
4.00%, 12/01/2040	10,651		11,253		3.00%, 11/01/2043(i)	6,600		6,578
4.00%, 12/01/2040	5,111		5,405		3.50%, 11/01/2041(i)	34,200		35,461
4.00%, 01/01/2041	14,925		15,760		3.50%, 03/15/2042	2,713		2,823
4.00%, 11/01/2041(i)	10,000		10,534		3.50%, 04/15/2042	2,551		2,652
4.00%, 03/01/2043	4,418		4,657		3.50%, 05/15/2042	10,325		10,725
4.00%, 09/01/2043	460		485		3.50%, 10/15/2042	2,872		2,983
4.36%, 10/01/2036(e)	353		375		4.00%, 10/15/2041	6,536		7,005
4.50%, 12/01/2039	122		130		4.00%, 11/01/2041(i)	25,000		26,582
4.50%, 05/01/2040	2,433		2,634		4.00%, 02/15/2042	2,476		2,645

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)

Government National Mortgage Association (GNMA)					U.S. Treasury (continued)
(continued)					6.75%, 08/15/2026	$3,000		$4,253
4.00%, 04/20/2042	$6,859		$7,344
4.50%, 06/20/2025	10,046		10,766					$370,720
4.50%, 09/15/2039	884		971		TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
4.50%, 01/20/2040	4,062		4,449		OBLIGATIONS			$1,048,818
4.50%, 08/20/2040	8,339		9,068			Maturity
4.50%, 10/20/2040	3,140		3,415		REPURCHASE AGREEMENTS - 3.52%	Amount (000's)	Value	(000	's)
4.50%, 11/15/2040	13,468		14,737		Banks - 3.52%
4.50%, 04/15/2041	7,309		8,027		Investment in Joint Trading Account; Barclays $	19,655		$19,655
4.50%, 07/15/2041	3,282		3,604		Bank PLC Repurchase Agreement; 0.07%
5.00%, 11/15/2033	4,703		5,160		dated 10/31/2013 maturing 11/01/2013
5.00%, 06/15/2034	106		116		(collateralized by US Government
5.00%, 10/20/2039	574		631		Securities; $20,047,908; 0.25% - 2.63%;
5.00%, 07/20/2040	1,018		1,110		dated 06/30/15 - 08/15/20)
5.00%, 09/20/2041	1,585		1,725		Investment in Joint Trading Account; Credit	14,741		14,741
5.00%, 11/20/2041	2,466		2,686		Suisse Repurchase Agreement; 0.08%
5.00%, 02/20/2042	251		275		dated 10/31/2013 maturing 11/01/2013
5.00%, 06/20/2042	6,154		6,732		(collateralized by US Government
5.00%, 11/01/2043	10,000		10,887		Securities; $15,035,931; 0.00%; dated
5.50%, 10/15/2033	1,609		1,820		08/15/16 - 08/15/37)
5.50%, 05/20/2035	206		228		Investment in Joint Trading Account; Deutsche	32,758		32,758
5.50%, 02/15/2038	2,322		2,537		Bank Repurchase Agreement; 0.11% dated
6.00%, 07/20/2028	84		93		10/31/2013 maturing 11/01/2013
6.00%, 11/20/2028	71		78		(collateralized by US Government
6.00%, 01/20/2029	78		89		Securities; $33,413,179; 0.00% - 5.50%;
6.00%, 07/20/2029	17		19		dated 12/27/13 - 07/15/36)
6.00%, 08/15/2031	43		48		Investment in Joint Trading Account; Merrill	15,329		15,329
6.00%, 01/15/2032	9		10		Lynch Repurchase Agreement; 0.09%
6.00%, 02/15/2032	79		87		dated 10/31/2013 maturing 11/01/2013
6.00%, 02/15/2033	69		77		(collateralized by US Government
6.00%, 12/15/2033	78		87		Securities; $15,635,965; 0.00% - 7.13%;
6.50%, 03/20/2028	14		16		dated 03/15/14 - 01/15/48)
6.50%, 05/20/2029	12		14					$82,483
6.50%, 02/20/2032	6		7		TOTAL REPURCHASE AGREEMENTS			$82,483
6.50%, 10/15/2032	34		38		Total Investments			$2,592,688
6.50%, 12/15/2032	170		191		Liabilities in Excess of Other Assets, Net - (10.64)%				$(249,301)
7.00%, 06/15/2031	26		30		TOTAL NET ASSETS - 100.00%			$2,343,387
7.00%, 07/15/2031	3		3
7.00%, 06/15/2032	164		188
8.00%, 01/20/2031	9		11		(a) Non-Income Producing Security
			$205,902		(b) Security is Illiquid
U.S. Treasury - 15.82%					(c)			Fair value of these investments is determined in good faith by the
0.25%, 05/15/2015	700		700		Manager under procedures established and periodically reviewed by the
0.63%, 05/31/2017	22,480		22,318		Board of Directors. At the end of the period, the fair value of these
0.75%, 06/30/2017	22,000		21,918		securities totaled $6,461 or 0.28% of net assets.
0.75%, 10/31/2017	200		198		(d)			Security exempt from registration under Rule 144A of the Securities Act of
1.00%, 08/31/2016	22,770		23,056		1933. These securities may be resold in transactions exempt from
1.00%, 03/31/2017	24,450		24,649		registration, normally to qualified institutional buyers. Unless otherwise
1.00%, 05/31/2018(j)	100,525		99,716		indicated, these securities are not considered illiquid. At the end of the
1.25%, 10/31/2015	35,300		35,956		period, the value of these securities totaled $396,735 or 16.93% of net
1.38%, 12/31/2018	10,000		10,006		assets.
1.50%, 07/31/2016	20,465		21,015		(e)	Variable Rate. Rate shown is in effect at October 31, 2013.
1.75%, 05/15/2023	23,750		22,182		(f)			Payment in kind; the issuer has the option of paying additional securities
1.88%, 08/31/2017(k)	22,925		23,740		in lieu of cash.
1.88%, 06/30/2020(k)	23,500		23,524		(g)	Security purchased on a when-issued basis.
2.38%, 05/31/2018	75		79		(h)			This Senior Floating Rate Note will settle after October 31, 2013, at which
2.50%, 08/15/2023	35		35		time the interest rate will be determined.
2.63%, 04/30/2016	450		475		(i)			Security was purchased in a "to-be-announced" ("TBA") transaction. See
2.63%, 01/31/2018	10,000		10,641		Notes to Financial Statements for additional information.
2.88%, 05/15/2043	825		708		(j)			Security or a portion of the security was pledged to cover margin
3.13%, 05/15/2019	500		544		requirements for futures contracts. At the end of the period, the value of
3.13%, 02/15/2042	2,535		2,309		these securities totaled $193 or 0.01% of net assets.
3.25%, 12/31/2016	100		108		(k)			Security or a portion of the security was pledged to cover margin
4.38%, 05/15/2040	14,500		16,591		requirements for swap and/or swaption contracts. At the end of the period,
4.50%, 02/15/2036	5,000		5,836		the value of these securities totaled $5,861 or 0.25% of net assets.
4.75%, 02/15/2041	80		97
5.38%, 02/15/2031	25		32
6.13%, 08/15/2029	25		34

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

Portfolio Summary (unaudited)
Sector		Percent
Mortgage Securities		34.82%
Financial		17.34%
Government		16.12%
Asset Backed Securities		10.21%
Communications		6.85%
Energy		6 .32%
Consumer, Non-cyclical		6.22%
Consumer, Cyclical		4.35%
Basic Materials		2 .91%
Industrial		2 .20%
Utilities		2.16%
Technology		1 .05%
Diversified		0 .09%
Liabilities in Excess of Other Assets, Net		(10.64)%
TOTAL NET ASSETS		100.00%

Credit Default Swaps

Buy Protection
		(Pay)/					Upfront		Unrealized
		Receive	Expiration	Notional			Premiums		Appreciation/
Counterparty (Issuer)	Reference Entity	Fixed Rate	Date	Amount	Fair Value Paid/(Received) (Depreciation)
Barclays Bank PLC	CMBX.NA.AAA.4	(0.35)%	02/17/2051	$6,162		$164		$475	$(311)
Deutsche Bank AG	CMBX.NA.AAA.3	(0.08)%	12/13/2049	6,244		174		270	(96)
Total						$338		$745	$(407)

Amounts in thousands
Exchange Cleared Credit Default Swaps

Buy Protection
		(Pay)/
		Receive	Expiration	Notional			Unrealized Appreciation/
	Reference Entity	Fixed Rate	Date	Amount	Fair Value				(Depreciation)
	CDX.NA.HY.20	(5.00)%	06/20/2018	$39,800	$(3,043)				$(1,803)
Total					$(3,043)				$(1,803)

Amounts in thousands

Foreign Currency Contracts

Foreign Currency Purchase									Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Accept In Exchange For			Fair Value			Appreciation/(Depreciation)
Euro	Brown Brothers Harriman & Co	12/11/2013	4,402		$6		$6		$—
Japanese Yen	Brown Brothers Harriman & Co	12/11/2013	42,364,745		427		431		4
Swedish Krona	Brown Brothers Harriman & Co	12/11/2013	38,133		6		6		—
Total									$4

Foreign Currency Sale									Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Deliver In Exchange For			Fair Value			Appreciation/(Depreciation)
Australian Dollar	Brown Brothers Harriman & Co	12/11/2013	60,876		$56		$57		$(1)
British Pound Sterling	Brown Brothers Harriman & Co	12/11/2013	187,052		294		300		(6)
Canadian Dollar	Brown Brothers Harriman & Co	12/11/2013	174,668		168		167		1
Danish Krone	Brown Brothers Harriman & Co	12/11/2013	198,377		35		36		(1)
Euro	Brown Brothers Harriman & Co	12/11/2013	1,548,366		2,056		2,102		(46)
Japanese Yen	Brown Brothers Harriman & Co	12/11/2013	150,951,415		1,517		1,536		(19)
Mexican Peso	Brown Brothers Harriman & Co	12/11/2013	581,557		44		45		(1)
Polish Zloty	Brown Brothers Harriman & Co	12/11/2013	93,843		30		31		(1)
Swedish Krona	Brown Brothers Harriman & Co	12/11/2013	259,504		39		40		(1)
Swiss Franc	Brown Brothers Harriman & Co	12/11/2013	14,425		16		16		—
Total									$(75)

Amounts in thousands except contracts

Futures Contracts

									Unrealized
Type	Long/Short	Contracts	Notional Value		Fair Value				Appreciation/(Depreciation)
US 5 Year Note; December 2013	Short	200	$24,131	$			24,338		$(207)
Total									$(207)

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2013

Interest Rate Swaps

		(Pay)/
Counterparty		Receive	Fixed		Notional		Upfront Premiums	Unrealized
(Issuer)	Floating Rate Index Floating Rate		Rate	Expiration Date	Amount	Fair Value	Paid/(Received)	Appreciation/(Depreciation)
Morgan Stanley &	3 Month LIBOR	Receive	2.38%	09/04/2032	$8,000	$1,196	$—	$1,196
Co
Total						$1,196	$—	$1,196

Amounts in thousands

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

CONVERTIBLE PREFERRED STOCKS -					Principal
0.20%	Shares Held	Value (000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Banks - 0.20%				Banks (continued)
Wells Fargo & Co	5,800	$6,606		Eksportfinans ASA (continued)
				5.50%, 06/26/2017		$1,400		$1,467
TOTAL CONVERTIBLE PREFERRED STOCKS		$6,606		Export-Import Bank of Korea
PREFERRED STOCKS - 0.19%	Shares Held	Value (000	's)	5.13%, 06/29/2020		1,300		1,453
				5.88%, 01/14/2015		8,000		8,478
REITS - 0.19%				Fifth Third Bancorp
Sovereign Real Estate Investment Trust (a),(b)	5,000	6,298		0.67%, 12/20/2016(c)		1,000		988
				HSBC Bank PLC
TOTAL PREFERRED STOCKS		$6,298		2.00%, 01/19/2014(b)		1,800		1,807
	Principal			HSBC USA Inc
BONDS - 32.71%	Amount (000's) Value (000's)			2.38%, 02/13/2015		4,600		4,706
Airlines - 0.02%				Intesa Sanpaolo SpA
				2.66%, 02/24/2014(b),(c)		4,100		4,117
UAL 2009-1 Pass Through Trust
10.40%, 05/01/2018	$493	$557		JP Morgan Chase Bank NA
				0.58%, 06/13/2016(c)		3,500		3,467
				Korea Development Bank/The
Banks - 7.10%				4.38%, 08/10/2015		7,400		7,814
Ally Financial Inc				8.00%, 01/23/2014		2,000		2,032
3.46%, 02/11/2014(c)	12,900	12,945		Lloyds Bank PLC
4.50%, 02/11/2014	900	907		12.00%, 12/29/2049(b)		12,100		16,275
4.63%, 06/26/2015	1,100	1,148		Morgan Stanley
6.75%, 12/01/2014	4,280	4,505		0.54%, 01/09/2014(c)		1,200		1,200
6.75%, 12/01/2014	300	316		National Bank of Canada
7.50%, 09/15/2020	1,100	1,287		2.20%, 10/19/2016(b)		700		727
8.30%, 02/12/2015	6,000	6,502		Nordea Bank AB
American Express Bank FSB				2.13%, 01/14/2014(b)		800		803
6.00%, 09/13/2017	4,700	5,464		Santander Issuances SAU
Australia & New Zealand Banking Group Ltd				7.30%, 07/27/2019(c)	GBP	9,050		15,055
2.13%, 01/10/2014(b)	5,100	5,115		Sumitomo Mitsui Banking Corp
Banco Santander Brasil SA/Cayman Islands				1.95%, 01/14/2014(a),(b)		$2,200		2,206
4.25%, 01/14/2016(b)	2,900	3,012		Turkiye Garanti Bankasi AS
4.50%, 04/06/2015(b)	500	517		2.74%, 04/20/2016(b),(c)		1,100		1,075
Banco Santander Chile				Wells Fargo & Co
1.84%, 01/19/2016(b),(c)	2,100	2,096		7.98%, 12/31/2049(c)		12,800		14,432
Bank of America Corp								$234,154
4.50%, 04/01/2015	10,000	10,493
6.50%, 08/01/2016	10,100	11,474		Beverages - 0.07%
Bank of America NA				Coca-Cola Enterprises Inc
6.00%, 10/15/2036	1,800	2,075		1.13%, 11/12/2013		2,300		2,300
Bank of Montreal
2.85%, 06/09/2015(b)	1,800	1,869
				Commercial Services - 0.30%
Bank of Nova Scotia				President and Fellows of Harvard College
1.65%, 10/29/2015(b)	1,400	1,431		6.50%, 01/15/2039(b)		7,400		9,798
1.95%, 01/30/2017(b)	200	206
Barclays Bank PLC
2.38%, 01/13/2014	500	502		Diversified Financial Services - 3.05%
5.20%, 07/10/2014	400	413		Banque PSA Finance SA
BBVA Bancomer SA/Texas				2.14%, 04/04/2014(a),(b),(c)		4,300		4,288
4.50%, 03/10/2016(b)	1,100	1,158		Bear Stearns Cos LLC/The
6.50%, 03/10/2021(b)	2,500	2,706		7.25%, 02/01/2018		1,900		2,291
BPCE SA				General Electric Capital Corp
12.50%, 08/29/2049(b)	8,000	10,230		0.43%, 10/06/2015(c)		7,500		7,470
CIT Group Inc				International Lease Finance Corp
5.25%, 04/01/2014(b)	2,500	2,541		4.88%, 04/01/2015		500		519
Citigroup Inc				5.65%, 06/01/2014		4,400		4,510
1.69%, 01/13/2014(c)	10,600	10,627		5.75%, 05/15/2016		700		748
4.88%, 05/07/2015	2,200	2,318		6.50%, 09/01/2014(b)		400		416
5.50%, 10/15/2014	4,620	4,826		6.75%, 09/01/2016(b)		1,700		1,889
Credit Agricole SA				8.62%, 09/15/2015(c)		500		556
8.38%, 12/31/2049(b),(c)	2,200	2,478		Macquarie Group Ltd
Credit Suisse/New York NY				7.30%, 08/01/2014(b)		7,400		7,746
2.20%, 01/14/2014	1,700	1,706		Merrill Lynch & Co Inc
Dexia Credit Local SA				6.88%, 04/25/2018		1,700		2,019
2.75%, 01/10/2014(b)	1,790	1,797		Northern Rock Asset Management PLC
2.75%, 01/10/2014	6,410	6,437		5.63%, 06/22/2017(a),(b)		12,200		13,851
Dexia Credit Local SA/New York NY				SLM Corp
0.72%, 04/29/2014(b),(c)	20,000	20,015		3.88%, 09/10/2015		600		621
2.75%, 04/29/2014(b)	5,100	5,156		5.00%, 04/15/2015		5,800		6,076
Eksportfinans ASA				5.05%, 11/14/2014		4,000		4,160
5.50%, 05/25/2016	1,700	1,780		6.25%, 01/25/2016		2,500		2,722

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

		Principal						Principal
BONDS (continued)		Amount (000's)		Value (000	's)	BONDS (continued)		Amount (000's)		Value (000	's)

Diversified Financial Services (continued)						Home Equity Asset Backed Securities (continued)
SLM Corp (continued)						Bear Stearns Asset Backed Securities I Trust
8.78%, 09/15/2016(c),(d)		MXN	118,400	$8,528		2007	-HE3
Springleaf Finance Corp						0.42%, 04/25/2037(c)			$5,000	$2,734
4.13%, 11/29/2013		EUR	7,500	10,178		IXIS Real Estate Capital Trust 2005-HE1
5.40%, 12/01/2015			$5,300	5,552		0.95%, 06/25/2035(c)			1,890	1,835
6.50%, 09/15/2017			11,600	12,296		JP Morgan Mortgage Acquisition Trust 2006-
6.90%, 12/15/2017			1,200	1,299		CW1
SteelRiver Transmission Co LLC						0.41%, 05/25/2036(c)			6,100	4,399
4.71%, 06/30/2017(a),(b)			2,640	2,748		Nomura Home Equity Loan Inc Home Equity
				$100,483		Loan Trust Series 2005-HE1
						0.76%, 09/25/2035(c)			3,500	2,521
Electric - 0.34%						RASC Series 2005-KS11 Trust
Centrais Eletricas Brasileiras SA						0.57%, 12/25/2035(c)			10,300	9,121
6.88%, 07/30/2019(b)			1,600	1,748
Duke Energy Carolinas LLC										$28,745
5.75%, 11/15/2013			2,300	2,303		Insurance - 0.65%
Entergy Corp						American International Group Inc
3.63%, 09/15/2015			4,500	4,663		5.45%, 05/18/2017			2,000	2,253
Korea Hydro & Nuclear Power Co Ltd						8.18%, 05/15/2068			6,300	7,765
6.25%, 06/17/2014			900	928		8.25%, 08/15/2018			4,000	5,060
Majapahit Holding BV						Stone Street Trust
7.75%, 01/20/2020			1,300	1,492		5.90%, 12/15/2015(b)			6,000	6,477
				$11,134						$21,555

Finance - Mortgage Loan/Banker - 5.04%						Iron & Steel - 0.14%
Fannie Mae						CSN Islands XI Corp
0.88%, 08/28/2017			8,400	8,343		6.88%, 09/21/2019(a)			1,700	1,789
0.88%, 02/08/2018			4,800	4,725		CSN Resources SA
0.88%, 05/21/2018			900	880		6.50%, 07/21/2020(b)			1,100	1,125
1.13%, 04/27/2017			14,300	14,423		Gerdau Holdings Inc
1.25%, 01/30/2017			7,100	7,213		7.00%, 01/20/2020(b)			1,600	1,754
1.88%, 09/18/2018			900	915						$4,668
5.00%, 02/13/2017			2,200	2,498
5.00%, 05/11/2017			8,000	9,129		Media - 0.05%
5.38%, 06/12/2017			700	809		DISH DBS Corp
Freddie Mac						6.63%, 10/01/2014			500	523
0.88%, 03/07/2018			1,100	1,081		7.75%, 05/31/2015			1,000	1,094
1.00%, 03/08/2017			15,700	15,808						$1,617
1.00%, 06/29/2017			21,600	21,602		Mortgage Backed Securities - 4.80%
1.00%, 07/28/2017			13,200	13,246		Arran Residential Mortgages Funding 2010-1
1.00%, 09/29/2017			16,800	16,744		PLC
1.25%, 05/12/2017			6,500	6,582		1.63%, 05/16/2047(b),(c)		EUR	3,462	4,764
1.25%, 08/01/2019			12,400	11,991		Banc of America Funding 2004-D Trust
1.25%, 10/02/2019			18,200	17,514		2.62%, 06/25/2034(c)			$141	140
1.75%, 05/30/2019			1,100	1,099		Banc of America Large Loan Trust 2010-
2.38%, 01/13/2022			1,700	1,667		HLTN
3.75%, 03/27/2019			6,700	7,427		2.47%, 11/15/2015(b),(c)			5,895	5,897
5.50%, 08/23/2017			2,000	2,332		Banc of America Mortgage 2004-H Trust
				$166,028		2.75%, 09/25/2034(c)			3,089	3,062
Healthcare - Services - 0.64%						Banc of America Mortgage Trust 2005-11
HCA Inc						5.50%, 12/25/2020			714	731
8.50%, 04/15/2019			5,200	5,583		Banc of America Re-REMIC Trust 2009-
New York Society for the Relief of the						UBER2
						5.66%, 02/24/2051(b),(c)			14,500	16,518
Ruptured & Crippled Maintaining the
Hospital						BCAP LLC 2011-RR4-I Trust
						5.25%, 02/26/2036(b)			2,179	1,970
3.50%, 01/01/2023(b)			14,695	15,521
				$21,104		BCAP LLC 2011-RR5-I Trust
						5.25%, 08/26/2037(b),(c)			5,142	5,206
Home Equity Asset Backed Securities - 0.87%						5.51%, 03/26/2037(b),(c)			465	427
Argent Securities Inc Asset-Backed Pass-						Bear Stearns ALT-A Trust 2005-4
Through Certificates Series 2005-W2						2.66%, 05/25/2035(c)			352	327
0.53%, 10/25/2035(c)			2,400	2,150		Bear Stearns ALT-A Trust 2005-7
Bear Stearns Asset Backed Securities I Trust						2.72%, 09/25/2035(c)			32	26
2004	-FR1					Bear Stearns ARM Trust 2004-1
1.97%, 07/25/2034(c)			2,971	2,546		2.85%, 04/25/2034(c)			383	376
Bear Stearns Asset Backed Securities I Trust						Bear Stearns ARM Trust 2005-11
2006-H	E10					3.16%, 12/25/2035(c)			223	221
0.37%, 12/25/2036(c)			3,799	3,439		Bear Stearns Commercial Mortgage Securities
						Trust 2007-PWR16
						5.71%, 06/11/2040(c)			11,762	13,313

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

	Principal							Principal
BONDS (continued)	Amount (000's)		Value	(000	's)		BONDS (continued)	Amount (000's)		Value	(000	's)

Mortgage Backed Securities (continued)							Mortgage Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities							STARM Mortgage Loan Trust 2007-4
Trust 2007-PWR17							5.63%, 10/25/2037(c)		$9,130		$8,508
5.70%, 06/11/2050		$156		$161			Structured Adjustable Rate Mortgage Loan
Chase Mortgage Finance Trust Series 2005-							Trust
A1							2.41%, 04/25/2035(c)		3,476		3,347
5.04%, 12/25/2035(c)		3,263		3,174			Structured Asset Securities Corp Mortgage
Chase Mortgage Finance Trust Series 2006-						Pass	-Through Ctfs Ser 2004-20
A1							6.00%, 11/25/2034		6,439		6,469
5.66%, 09/25/2036(c)		1,897		1,680			Wachovia Bank Commercial Mortgage Trust
CHL Mortgage Pass-Through Trust 2005-24							Series 2006-C23
5.50%, 11/25/2035		1,938		1,835			5.42%, 01/15/2045		200		217
Citicorp Mortgage Securities Trust Series							WaMu Mortgage Pass-Through Certificates
2006-4							Series 2007-HY1 Trust
5.50%, 08/25/2036		1,271		1,266			4.78%, 02/25/2037(c)		5,350		4,946
Citicorp Mortgage Securities Trust Series							Wells Fargo Mortgage Backed Securities
2007-8							2004-DD Trust
6.00%, 09/25/2037		5,191		5,315			2.62%, 01/25/2035(c)		2,947		2,923
Citigroup Mortgage Loan Trust Inc							Wells Fargo Mortgage Backed Securities
5.50%, 09/25/2035		8,221		8,188			2006-AR2 Trust
Credit Suisse Commercial Mortgage Trust							2.63%, 03/25/2036(c)		4,323		4,169
Series 2006-C5											$158,228
5.30%, 12/15/2039		3,634		3,859
Credit Suisse Commercial Mortgage Trust							Municipals - 0.02%
Series 2008-C1							Autonomous Community of Valencia Spain
6.04%, 02/15/2041(c)		1,300		1,480			4.38%, 07/16/2015	EUR	600		827
Fannie Mae Grantor Trust 2000-T6
7.50%, 06/25/2030		19		23			Oil & Gas - 0.84%
Fannie Mae Grantor Trust 2002-T16							Odebrecht Drilling Norbe VIII/IX Ltd
7.50%, 07/25/2042		29		33			6.35%, 06/30/2021(b)		$648		681
Fannie Mae REMICS							Petrobras International Finance Co
0.48%, 04/25/2037(c)		1,017		1,016			3.88%, 01/27/2016		7,600		7,857
0.62%, 09/25/2035(c)		2,435		2,436			5.88%, 03/01/2018		4,700		5,081
GSMPS Mortgage Loan Trust 2001-2							7.88%, 03/15/2019		9,600		11,182
7.50%, 06/19/2032(b)		145		152			Petroleos Mexicanos
Holmes Master Issuer PLC							8.00%, 05/03/2019		500		611
1.58%, 10/15/2054(b),(c)	EUR	1,251		1,708			Rosneft Finance SA
HomeBanc Mortgage Trust 2005-4							7.88%, 03/13/2018		2,100		2,439
0.44%, 10/25/2035(c)		$5,430		4,643							$27,851
JP Morgan Mortgage Trust 2005-S3
5.75%, 01/25/2036		365		332			Other Asset Backed Securities - 1.16%
JP Morgan Mortgage Trust 2006-A6							ACA CLO 2006-1 Ltd
5.60%, 10/25/2036(c)		1,734		1,592			0.49%, 07/25/2018(b),(c)		594		587
JP Morgan Mortgage Trust 2007-A1							Citigroup Mortgage Loan Trust Inc
2.81%, 07/25/2035(c)		1,274		1,262			0.41%, 10/25/2036(c)		5,600		5,145
MASTR Reperforming Loan Trust 2005-1							Countrywide Asset-Backed Certificates
7.00%, 08/25/2034(b)		186		192			0.52%, 04/25/2036(c)		3,400		3,194
Merrill Lynch Mortgage Investors Trust							FFMLT Trust 2005-FF2
							1.06%, 03/25/2035(c)		559		478
MLMI Series 2005-A5
2.47%, 06/25/2035(c)		1,052		1,022			Halcyon Structured Asset Management Long
Merrill Lynch Mortgage Investors Trust Series							Secured/Short Unsecured 2007-1 Ltd
							0.49%, 08/07/2021(b),(c)		8,002		7,915
MLCC 2005-2
1.67%, 10/25/2035(c)		6,781		6,563			Hillmark Funding
							0.51%, 05/21/2021(b),(c)		8,600		8,449
Merrill Lynch Mortgage Investors Trust Series
MLCC 2005-3							Small Business Administration Participation
2.22%, 11/25/2035(c)		1,134		1,101			Certificates
							4.43%, 05/01/2029(c)		4,504		4,872
Morgan Stanley Capital I Trust 2004-IQ8
5.11%, 06/15/2040(c)		1,079		1,098			Wells Fargo Home Equity Asset-Backed
Morgan Stanley Mortgage Loan Trust 2005-4							Securities 2006-2 Trust
							0.32%, 01/25/2037(c)		8,381		7,581
5.50%, 08/25/2035		1,044		1,053
Opteum Mortgage Acceptance Corp Asset											$38,221
Backed Pass-Through Certificates 2005-5							Regional Authority - 1.21%
5.64%, 12/25/2035(c)		153		151
							Province of Ontario Canada
RBSCF Trust 2010-RR3							1.00%, 07/22/2016		1,100		1,107
5.47%, 09/16/2039(b)		18,638		20,340
							1.60%, 09/21/2016		100		102
RBSSP Resecuritization Trust 2011-3							1.65%, 09/27/2019		300		292
0.42%, 02/26/2037(b),(c)		3,076		2,780
							3.00%, 07/16/2018		1,200		1,275
Silenus European Loan Conduit NO 25 Ltd							3.15%, 06/02/2022	CAD	7,900		7,587
0.38%, 05/15/2019(c)	EUR	167		216
							4.00%, 06/02/2021		8,400		8,646
							4.20%, 06/02/2020		3,000		3,141

See accompanying notes

Schedule of Investments Core Plus Bond Fund I

October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)		Value (000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Regional Authority (continued)					Telecommunications (continued)
Province of Ontario Canada	(continued)				Vivendi SA
4.40%, 06/02/2019	CAD	3,000	$3,175		2.40%, 04/10/2015(a),(b)	$8,800		$9,026
5.50%, 06/02/2018		800	879					$21,183
Province of Quebec Canada					TOTAL BONDS			$1,078,344
2.75%, 08/25/2021		$2,000	1,967			Principal
3.50%, 07/29/2020		800	848		MUNICIPAL BONDS - 6.14%	Amount (000's)	Value	(000	's)
3.50%, 12/01/2022	CAD	4,400	4,295
4.25%, 12/01/2021		5,600	5,825		California - 2.48%
4.50%, 12/01/2020		700	743		Bay Area Toll Authority
			$39,882		7.04%, 04/01/2050	$6,000		$7,383
					California Infrastructure & Economic
Savings & Loans - 0.14%					Development Bank
Nationwide Building Society					6.49%, 05/15/2049	1,000		1,064
6.25%, 02/25/2020(b)		$4,000	4,592		California State University
					6.43%, 11/01/2030	1,500		1,695
Sovereign - 5.55%					City of Los Angeles CA Wastewater System
Banco Nacional de Desenvolvimento					Revenue
Economico e Social					5.71%, 06/01/2039	1,000		1,090
3.38%, 09/26/2016(a),(b)		1,000	1,010		County of Santa Clara CA
4.13%, 09/15/2017(b)	EUR	800	1,142		5.00%, 08/01/2030	2,500		2,750
Italy Buoni Ordinari del Tesoro BOT					Los Angeles County Metropolitan
0.00%, 02/28/2014(e)		8,400	11,387		Transportation Authority
0.00%, 03/14/2014(e)		28,000	37,951		5.74%, 06/01/2039	12,000		13,279
0.00%, 09/12/2014(e)		15,600	21,042		Los Angeles Unified School District/CA
0.00%, 10/14/2014(e)		24,000	32,347		6.76%, 07/01/2034	22,000		27,568
Italy Buoni Poliennali Del Tesoro					State of California
2.50%, 03/01/2015		6,200	8,575		7.60%, 11/01/2040	2,100		2,877
Italy Certificati di Credito del Tesoro Zero					7.63%, 03/01/2040	4,700		6,366
Coupon					7.95%, 03/01/2036	600		697
0.00%, 06/30/2015(e)		3,600	4,777		University of California
Korea Housing Finance Corp					5.00%, 05/15/2028	5,500		6,096
4.13%, 12/15/2015(b)		$900	949		6.27%, 05/15/2031	5,400		5,894
Mexican Bonos					6.55%, 05/15/2048	4,500		5,364
10.00%, 12/05/2024(c)	MXN	85,000	8,582					$82,123
Mexico Cetes					District of Columbia - 0.06%
0.00%, 01/23/2014(d),(e)		73,000	555		District of Columbia (credit support from
0.00%, 02/06/2014(d),(e)		219,000	1,663		AGM)
Spain Government Bond					5.00%, 06/01/2027	1,680		1,840
3.30%, 10/31/2014	EUR	1,100	1,529
4.75%, 07/30/2014		15,800	22,076
Spain Letras del Tesoro					Florida - 0.17%
0.00%, 03/14/2014(e)		2,400	3,252		County of Seminole FL Water & Sewer
0.00%, 05/16/2014(e)		1,600	2,165		Revenue
0.00%, 06/20/2014(e)		7,500	10,140		6.44%, 10/01/2040	5,000		5,429
0.00%, 07/18/2014(e)		1,900	2,567
0.00%, 09/19/2014(e)		3,200	4,318		Georgia - 0.11%
0.00%, 10/17/2014(e)		5,100	6,876		Municipal Electric Authority of Georgia
			$182,903		6.66%, 04/01/2057	3,500		3,647
Student Loan Asset Backed Securities - 0.08%
SLC Private Student Loan Trust 2009-A					Illinois - 0.69%
4.75%, 06/15/2033(b),(c)		$1,213	1,119		Chicago Transit Authority
SLM Private Education Loan Trust 2009-CT					5.25%, 12/01/2036	5,400		5,539
2.35%, 04/15/2039(a),(b),(c)		331	331		6.20%, 12/01/2040	11,000		11,602
SLM Private Education Loan Trust 2010-C					City of Chicago IL Waterworks Revenue
2.82%, 12/16/2019(b),(c)		1,000	1,018		6.64%, 11/01/2029	5,000		5,605
SLM Student Loan Trust 2008-7								$22,746
0.74%, 10/25/2017(c)		46	46
			$2,514		Louisiana - 0.12%
					State of Louisiana Gasoline & Fuels Tax
Telecommunications - 0.64%					Revenue
Verizon Communications Inc					3.00%, 05/01/2043	3,900		3,899
2.00%, 09/14/2018(c)		1,400	1,478
2.50%, 09/15/2016		1,700	1,764
3.65%, 09/14/2018		4,500	4,786		Nebraska - 0.01%
4.50%, 09/15/2020		900	974		Public Power Generation Agency
5.15%, 09/15/2023		300	325		7.24%, 01/01/2041	200		219
6.40%, 09/15/2033		2,500	2,830

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000		's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000	's)

Nevada - 0.06%					Federal National Mortgage Association (FNMA) (continued)
County of Clark NV Airport System Revenue					3.33%, 11/01/2021	$194	$207
6.82%, 07/01/2045	$1,700		$2,104		3.50%, 08/01/2025	148	157
					3.50%, 10/01/2025	388	410
					3.50%, 10/01/2025	352	372
New Jersey - 0.06%					3.50%, 12/01/2025	158	167
New Jersey State Turnpike Authority					3.50%, 01/01/2026	120	127
7.10%, 01/01/2041	1,600		2,058		3.50%, 01/01/2026	130	138
					3.50%, 08/01/2026	596	629
New York - 0.96%					3.50%, 11/01/2026(f)	24,000	25,341
Metropolitan Transportation Authority					3.50%, 11/01/2026	1,599	1,690
5.00%, 11/15/2026	5,100		5,740		3.50%, 12/01/2026	1,225	1,295
6.69%, 11/15/2040	10,540		12,809		3.50%, 01/01/2027	789	834
New York City Water & Sewer System					3.50%, 02/01/2027	840	889
5.00%, 06/15/2037	3,500		3,598		3.50%, 06/01/2027	161	170
5.00%, 06/15/2037	1,100		1,137		3.50%, 01/01/2028	1,592	1,681
5.00%, 06/15/2038	4,000		4,192		3.50%, 11/01/2041(f)	47,000	48,204
New York State Dormitory Authority					3.89%, 07/01/2021(c)	2,500	2,667
5.00%, 03/15/2029	3,500		3,835		4.00%, 07/01/2024	43	46
			$31,311		4.00%, 10/01/2024	33	35
					4.00%, 02/01/2025	65	69
Ohio - 0.08%					4.00%, 10/01/2025	28	29
American Municipal Power Inc					4.00%, 01/01/2026	13	14
8.08%, 02/15/2050	2,100		2,743		4.00%, 02/01/2026	58	62
					4.00%, 02/01/2026	1	1
Pennsylvania - 0.21%					4.00%, 04/01/2026	208	221
Pennsylvania Economic Development					4.00%, 06/01/2026	256	272
Financing Authority					4.00%, 06/01/2026	14	15
5.00%, 01/01/2022	700		792		4.00%, 11/01/2030	51	54
5.00%, 01/01/2023	5,700		6,212		4.00%, 08/01/2031	223	237
			$7,004		4.00%, 09/01/2031	135	144
					4.00%, 10/01/2031	467	497
Texas - 0.91%					4.00%, 08/01/2040	3,000	3,159
City of San Antonio TX Water System					4.00%, 12/01/2040	2,885	3,044
Revenue (credit support from NATL-RE)					4.00%, 09/01/2041	50	52
5.00%, 05/15/2040	28,600		29,888		4.00%, 09/01/2041	362	381
					4.00%, 11/01/2041(f)	209,000	220,168
Washington - 0.19%					4.00%, 03/01/2042	1,847	1,946
State of Washington					4.00%, 04/01/2042	3,165	3,336
5.00%, 01/01/2028	5,600		6,186		4.00%, 07/01/2042	185	195
					4.00%, 12/01/2042(f)	48,000	50,422
					4.00%, 10/01/2043	1,000	1,054
Wisconsin - 0.03%					4.50%, 02/01/2024	116	124
State of Wisconsin (credit support from					4.50%, 01/01/2025	527	564
AGM)					4.50%, 02/01/2025	139	148
5.05%, 05/01/2018	1,000		1,100		4.50%, 04/01/2028	132	141
					4.50%, 06/01/2028	139	148
TOTAL MUNICIPAL BONDS			$202,297		4.50%, 03/01/2029	51	55
U.S. GOVERNMENT & GOVERNMENT	Principal				4.50%, 04/01/2029	18	19
AGENCY OBLIGATIONS - 60.62%	Amount (000's)	Value	(000	's)	4.50%, 05/01/2029	137	148
Federal Home Loan Mortgage Corporation (FHLMC) -					4.50%, 05/01/2029	159	171
0.17%					4.50%, 06/01/2029	635	683
2.47%, 06/01/2035(c)	$260		$277		4.50%, 06/01/2029	832	895
4.50%, 02/01/2040	139		149		4.50%, 08/01/2029	304	333
4.50%, 12/01/2040	266		285		4.50%, 09/01/2029	12	13
4.50%, 12/01/2040	488		524		4.50%, 10/01/2029	230	248
4.50%, 12/01/2040	68		73		4.50%, 11/01/2029	526	565
4.50%, 06/01/2041	2,951		3,154		4.50%, 02/01/2030	93	100
4.50%, 07/01/2041	430		460		4.50%, 06/01/2030	126	136
5.50%, 07/01/2038	548		592		4.50%, 06/01/2033	185	199
			$5,514		4.50%, 07/01/2033	1,885	2,025
					4.50%, 08/01/2033	171	184
Federal National Mortgage Association (FNMA) - 34.02%					4.50%, 08/01/2033	505	542
2.31%, 08/01/2022	300		287
2.34%, 08/01/2035(c)	225		239		4.50%, 08/01/2033	6	7
2.37%, 09/01/2035(c)	221		236		4.50%, 09/01/2033	331	356
2.64%, 06/01/2022	2,900		2,841		4.50%, 09/01/2033	14	15
2.87%, 09/01/2027(c)	2,300		2,057		4.50%, 10/01/2033	41	44
3.00%, 11/01/2026(f)	36,000		37,389		4.50%, 10/01/2033	15	17
3.00%, 12/01/2026(f)	11,000		11,395		4.50%, 11/01/2033	56	60
3.16%, 05/01/2022(c)	9,409		9,894		4.50%, 11/01/2033	310	332

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000	's)

Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
4.50%, 01/01/2034	$1,387	$1,489		4.50%, 09/01/2039	$615	$658
4.50%, 03/01/2034	14	15		4.50%, 10/01/2039	227	243
4.50%, 09/01/2034	75	81		4.50%, 10/01/2039	58	62
4.50%, 01/01/2035	146	156		4.50%, 10/01/2039	43	46
4.50%, 02/01/2035	330	354		4.50%, 11/01/2039	491	525
4.50%, 04/01/2035	15	17		4.50%, 11/01/2039	231	248
4.50%, 06/01/2035	315	338		4.50%, 11/01/2039	337	361
4.50%, 11/01/2035	16,158	17,322		4.50%, 11/01/2039	84	89
4.50%, 12/01/2035	1,730	1,852		4.50%, 11/01/2039	779	833
4.50%, 12/01/2035	161	172		4.50%, 12/01/2039	358	384
4.50%, 03/01/2036	676	725		4.50%, 12/01/2039	46	49
4.50%, 03/01/2036	226	242		4.50%, 12/01/2039	174	186
4.50%, 09/01/2036	979	1,048		4.50%, 12/01/2039	113	121
4.50%, 01/01/2037	77	83		4.50%, 01/01/2040	41	44
4.50%, 04/01/2037	35	37		4.50%, 02/01/2040	325	347
4.50%, 07/01/2037	599	640		4.50%, 02/01/2040	1,997	2,137
4.50%, 08/01/2037	464	497		4.50%, 02/01/2040	136	146
4.50%, 03/01/2038	4	5		4.50%, 02/01/2040	77	82
4.50%, 03/01/2038	10	11		4.50%, 03/01/2040	448	481
4.50%, 04/01/2038	166	177		4.50%, 03/01/2040	74	79
4.50%, 06/01/2038	333	357		4.50%, 03/01/2040	1,236	1,322
4.50%, 06/01/2038	124	132		4.50%, 03/01/2040	964	1,031
4.50%, 06/01/2038	129	138		4.50%, 03/01/2040	161	172
4.50%, 06/01/2038	163	175		4.50%, 03/01/2040	48	51
4.50%, 07/01/2038	17	18		4.50%, 03/01/2040	355	380
4.50%, 07/01/2038	149	159		4.50%, 03/01/2040	12	13
4.50%, 08/01/2038	270	288		4.50%, 03/01/2040	242	259
4.50%, 08/01/2038	197	210		4.50%, 03/01/2040	218	233
4.50%, 11/01/2038	737	788		4.50%, 04/01/2040	53	57
4.50%, 01/01/2039	3	3		4.50%, 04/01/2040	523	560
4.50%, 01/01/2039	254	272		4.50%, 04/01/2040	492	526
4.50%, 02/01/2039	187	199		4.50%, 05/01/2040	2,534	2,712
4.50%, 02/01/2039	4,792	5,124		4.50%, 05/01/2040	128	137
4.50%, 03/01/2039	177	190		4.50%, 05/01/2040	915	978
4.50%, 03/01/2039	214	229		4.50%, 06/01/2040	14	15
4.50%, 03/01/2039	243	260		4.50%, 06/01/2040	203	218
4.50%, 03/01/2039	18	20		4.50%, 06/01/2040	81	87
4.50%, 03/01/2039	48	51		4.50%, 06/01/2040	311	333
4.50%, 04/01/2039	265	284		4.50%, 06/01/2040	37	40
4.50%, 04/01/2039	47	51		4.50%, 07/01/2040	206	221
4.50%, 04/01/2039	184	197		4.50%, 07/01/2040	214	229
4.50%, 04/01/2039	1,052	1,125		4.50%, 07/01/2040	14	15
4.50%, 04/01/2039	342	365		4.50%, 07/01/2040	666	714
4.50%, 04/01/2039	69	74		4.50%, 07/01/2040	702	752
4.50%, 04/01/2039	152	163		4.50%, 07/01/2040	737	789
4.50%, 05/01/2039	335	358		4.50%, 07/01/2040	2,583	2,765
4.50%, 05/01/2039	387	414		4.50%, 08/01/2040	102,205	109,337
4.50%, 05/01/2039	70	75		4.50%, 08/01/2040	18	20
4.50%, 05/01/2039	140	150		4.50%, 08/01/2040	1,056	1,130
4.50%, 05/01/2039	364	390		4.50%, 08/01/2040	9,699	10,390
4.50%, 05/01/2039	238	254		4.50%, 08/01/2040	411	441
4.50%, 05/01/2039	1,036	1,108		4.50%, 08/01/2040	58	62
4.50%, 06/01/2039	217	232		4.50%, 08/01/2040	33	36
4.50%, 06/01/2039	714	764		4.50%, 08/01/2040	163	174
4.50%, 06/01/2039	151	162		4.50%, 08/01/2040	292	313
4.50%, 06/01/2039	923	988		4.50%, 08/01/2040	81	86
4.50%, 07/01/2039	172	184		4.50%, 08/01/2040	824	882
4.50%, 07/01/2039	3,411	3,673		4.50%, 09/01/2040	508	544
4.50%, 07/01/2039	13	14		4.50%, 09/01/2040	1,062	1,138
4.50%, 07/01/2039	791	846		4.50%, 09/01/2040	4,137	4,431
4.50%, 08/01/2039	365	390		4.50%, 09/01/2040	2,534	2,714
4.50%, 08/01/2039	691	740		4.50%, 09/01/2040	204	219
4.50%, 08/01/2039	921	986		4.50%, 09/01/2040	96	103
4.50%, 08/01/2039	221	237		4.50%, 09/01/2040	4,353	4,664
4.50%, 08/01/2039	530	567		4.50%, 10/01/2040	2,345	2,513
4.50%, 09/01/2039	45	48		4.50%, 10/01/2040	282	302
4.50%, 09/01/2039	572	611		4.50%, 10/01/2040	41	44
4.50%, 09/01/2039	441	471		4.50%, 10/01/2040	26	27
4.50%, 09/01/2039	450	482		4.50%, 10/01/2040	85	91

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000	's)

Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
4.50%, 10/01/2040	$289	$310		4.50%, 06/01/2041	$97	$104
4.50%, 10/01/2040	332	355		4.50%, 06/01/2041	451	484
4.50%, 10/01/2040	312	334		4.50%, 06/01/2041	2,290	2,455
4.50%, 11/01/2040	1,377	1,475		4.50%, 06/01/2041	142	152
4.50%, 11/01/2040	781	836		4.50%, 06/01/2041	3,628	3,888
4.50%, 12/01/2040	1,551	1,662		4.50%, 07/01/2041	245	262
4.50%, 12/01/2040	382	409		4.50%, 07/01/2041	7,427	7,963
4.50%, 12/01/2040	233	250		4.50%, 07/01/2041	40	43
4.50%, 01/01/2041	143	153		4.50%, 07/01/2041	12,434	13,331
4.50%, 02/01/2041	730	783		4.50%, 07/01/2041	1,427	1,531
4.50%, 02/01/2041	507	543		4.50%, 07/01/2041	132	141
4.50%, 02/01/2041	928	993		4.50%, 07/01/2041	787	844
4.50%, 02/01/2041	302	324		4.50%, 07/01/2041	495	531
4.50%, 03/01/2041	1,925	2,063		4.50%, 07/01/2041	544	583
4.50%, 03/01/2041	40	42		4.50%, 07/01/2041	520	558
4.50%, 03/01/2041	534	572		4.50%, 07/01/2041	128	137
4.50%, 03/01/2041	165	177		4.50%, 07/01/2041	63	68
4.50%, 03/01/2041	29	31		4.50%, 08/01/2041	63	68
4.50%, 03/01/2041	19	20		4.50%, 08/01/2041	24	26
4.50%, 03/01/2041	428	459		4.50%, 08/01/2041	124	133
4.50%, 04/01/2041	474	508		4.50%, 08/01/2041	2,235	2,395
4.50%, 04/01/2041	72	78		4.50%, 08/01/2041	146	156
4.50%, 04/01/2041	11	12		4.50%, 08/01/2041	842	903
4.50%, 04/01/2041	2,551	2,735		4.50%, 08/01/2041	448	481
4.50%, 04/01/2041	444	476		4.50%, 08/01/2041	201	216
4.50%, 04/01/2041	69	73		4.50%, 09/01/2041	1,945	2,085
4.50%, 04/01/2041	293	314		4.50%, 09/01/2041	6,302	6,758
4.50%, 04/01/2041	192	206		4.50%, 09/01/2041	608	651
4.50%, 04/01/2041	239	256		4.50%, 09/01/2041	1,968	2,110
4.50%, 04/01/2041	194	208		4.50%, 09/01/2041	73	78
4.50%, 04/01/2041	173	185		4.50%, 09/01/2041	668	717
4.50%, 04/01/2041	626	672		4.50%, 09/01/2041	618	663
4.50%, 04/01/2041	41	44		4.50%, 10/01/2041	842	902
4.50%, 04/01/2041	628	673		4.50%, 10/01/2041	842	903
4.50%, 04/01/2041	53	57		4.50%, 10/01/2041	17	18
4.50%, 04/01/2041	361	386		4.50%, 11/01/2041(f)	72,000	77,074
4.50%, 04/01/2041	173	185		4.50%, 11/01/2041	117	125
4.50%, 05/01/2041	153	164		4.50%, 11/01/2041	1,357	1,454
4.50%, 05/01/2041	34	37		4.50%, 12/01/2041	51	54
4.50%, 05/01/2041	148	159		4.50%, 12/01/2041(f)	800	854
4.50%, 05/01/2041	59	63		4.50%, 01/01/2042	110	118
4.50%, 05/01/2041	2,146	2,300		4.50%, 04/01/2042	55	60
4.50%, 05/01/2041	454	487		4.50%, 04/01/2042	50	54
4.50%, 05/01/2041	459	492		4.50%, 09/01/2042	178	190
4.50%, 05/01/2041	498	534		5.00%, 07/01/2024	209	227
4.50%, 05/01/2041	143	154		5.00%, 09/01/2024	218	237
4.50%, 05/01/2041	17	18		5.00%, 08/01/2025	6	6
4.50%, 05/01/2041	280	300		5.00%, 11/01/2025	484	526
4.50%, 05/01/2041	458	491		5.00%, 08/01/2027	7	8
4.50%, 05/01/2041	949	1,017		5.00%, 05/01/2028	222	242
4.50%, 05/01/2041	16,764	17,966		5.00%, 06/01/2028	278	304
4.50%, 05/01/2041	34	37		5.00%, 07/01/2028	5	5
4.50%, 05/01/2041	3,032	3,250		5.00%, 03/01/2029	223	245
4.50%, 05/01/2041	156	168		5.00%, 10/01/2029	178	198
4.50%, 05/01/2041	1,725	1,849		5.00%, 01/01/2030	698	766
4.50%, 05/01/2041	304	326		5.00%, 07/01/2030	518	569
4.50%, 05/01/2041	217	234		5.00%, 08/01/2030	280	309
4.50%, 05/01/2041	54	58		5.00%, 05/01/2033	265	288
4.50%, 05/01/2041	1,841	1,974		5.00%, 05/01/2033	504	550
4.50%, 05/01/2041	69	74		5.00%, 06/01/2033	488	533
4.50%, 06/01/2041	1,870	2,005		5.00%, 06/01/2033	289	314
4.50%, 06/01/2041	20	21		5.00%, 06/01/2033	271	295
4.50%, 06/01/2041	92	98		5.00%, 06/01/2033	258	282
4.50%, 06/01/2041	90	96		5.00%, 07/01/2033	30	33
4.50%, 06/01/2041	11,440	12,265		5.00%, 08/01/2033	21	23
4.50%, 06/01/2041	16,676	17,875		5.00%, 08/01/2033	11	12
4.50%, 06/01/2041	420	450		5.00%, 08/01/2033	549	599
4.50%, 06/01/2041	248	266		5.00%, 09/01/2033	682	742
4.50%, 06/01/2041	64	69		5.00%, 09/01/2033	2,065	2,250

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)

Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
5.00%, 11/01/2033	$186	$203		5.50%, 12/01/2033	$8		$9
5.00%, 12/01/2033	360	392		5.50%, 12/01/2033	12		14
5.00%, 05/01/2034	742	806		5.50%, 01/01/2034	149		163
5.00%, 01/01/2035	445	483		5.50%, 04/01/2034	33		36
5.00%, 03/01/2035	472	513		5.50%, 05/01/2034	189		207
5.00%, 06/01/2035	1,269	1,379		5.50%, 08/01/2034	5		5
5.00%, 06/01/2035	276	300		5.50%, 09/01/2034	10		11
5.00%, 07/01/2035	19	21		5.50%, 01/01/2035	38		41
5.00%, 07/01/2035	1,086	1,180		5.50%, 07/01/2035	67		73
5.00%, 07/01/2035	325	353		5.50%, 08/01/2035	10		11
5.00%, 07/01/2035	27	29		5.50%, 08/01/2035	133		145
5.00%, 08/01/2035	278	302		5.50%, 10/01/2035	119		129
5.00%, 08/01/2035	287	312		5.50%, 11/01/2035	12		13
5.00%, 09/01/2035	17	19		5.50%, 12/01/2035	13		14
5.00%, 10/01/2035	67	73		5.50%, 01/01/2036	96		105
5.00%, 10/01/2035	22	24		5.50%, 02/01/2036	413		450
5.00%, 10/01/2035	1,779	1,932		5.50%, 10/01/2036	194		212
5.00%, 11/01/2035	81	88		5.50%, 10/01/2036	543		592
5.00%, 02/01/2036	32	35		5.50%, 11/01/2036	535		582
5.00%, 12/01/2036	17	19		5.50%, 11/01/2036	154		168
5.00%, 07/01/2037	1,034	1,123		5.50%, 12/01/2036	116		126
5.00%, 08/01/2037	3,107	3,375		5.50%, 12/01/2036	494		538
5.00%, 02/01/2038	735	798		5.50%, 12/01/2036	200		218
5.00%, 05/01/2038	226	245		5.50%, 12/01/2036	260		284
5.00%, 04/01/2039	20	22		5.50%, 12/01/2036	85		93
5.00%, 04/01/2039	861	940		5.50%, 01/01/2037	113		123
5.00%, 06/01/2039	1,174	1,274		5.50%, 02/01/2037	11		12
5.00%, 07/01/2039	98	106		5.50%, 02/01/2037	802		873
5.00%, 11/01/2039	48	53		5.50%, 02/01/2037	961		1,047
5.00%, 11/01/2039	61	67		5.50%, 04/01/2037	225		244
5.00%, 02/01/2040	42	46		5.50%, 05/01/2037	158		172
5.00%, 02/01/2040	47	51		5.50%, 05/01/2037	617		673
5.00%, 05/01/2040	33	36		5.50%, 05/01/2037	84		92
5.00%, 05/01/2040	367	399		5.50%, 06/01/2037	479		522
5.00%, 06/01/2040	64	69		5.50%, 06/01/2037	531		578
5.00%, 07/01/2040	392	428		5.50%, 07/01/2037	229		249
5.00%, 07/01/2040	53	58		5.50%, 07/01/2037	795		866
5.00%, 08/01/2040	35	38		5.50%, 08/01/2037	101		110
5.00%, 08/01/2040	39	42		5.50%, 08/01/2037	35		38
5.00%, 08/01/2040	33	36		5.50%, 08/01/2037	44		48
5.00%, 08/01/2040	64	70		5.50%, 09/01/2037	101		110
5.00%, 11/01/2040	355	388		5.50%, 10/01/2037	260		284
5.00%, 02/01/2041	177	194		5.50%, 11/01/2037	171		186
5.00%, 03/01/2041	718	785		5.50%, 01/01/2038	546		595
5.00%, 04/01/2041	253	276		5.50%, 01/01/2038	524		571
5.00%, 05/01/2041	370	403		5.50%, 01/01/2038	210		228
5.00%, 06/01/2041	221	241		5.50%, 02/01/2038	6,379		6,945
5.00%, 11/01/2041(f)	51,000	55,462		5.50%, 03/01/2038	684		745
5.00%, 12/01/2041(f)	23,000	24,955		5.50%, 03/01/2038	206		225
5.00%, 01/01/2042	25	28		5.50%, 03/01/2038	548		597
5.50%, 11/01/2023	189	206		5.50%, 04/01/2038	4,464		4,862
5.50%, 04/01/2026	228	250		5.50%, 04/01/2038	274		299
5.50%, 02/01/2027	4	5		5.50%, 04/01/2038	236		257
5.50%, 08/01/2027	39	43		5.50%, 04/01/2038	247		269
5.50%, 09/01/2027	90	99		5.50%, 04/01/2038	663		722
5.50%, 03/01/2028	92	101		5.50%, 04/01/2038	211		229
5.50%, 04/01/2028	3,758	4,118		5.50%, 04/01/2038	250		273
5.50%, 05/01/2028	29	31		5.50%, 04/01/2038	8		9
5.50%, 06/01/2028	22	24		5.50%, 05/01/2038	162		177
5.50%, 01/01/2030	150	164		5.50%, 05/01/2038	376		410
5.50%, 12/01/2032	24	26		5.50%, 05/01/2038	703		766
5.50%, 03/01/2033	275	300		5.50%, 06/01/2038	253		276
5.50%, 04/01/2033	312	341		5.50%, 06/01/2038	502		547
5.50%, 05/01/2033	155	169		5.50%, 06/01/2038	151		165
5.50%, 06/01/2033	85	94		5.50%, 06/01/2038	243		265
5.50%, 08/01/2033	158	174		5.50%, 06/01/2038	104		113
5.50%, 09/01/2033	36	39		5.50%, 06/01/2038	695		756
5.50%, 12/01/2033	147	160		5.50%, 06/01/2038	830		904
5.50%, 12/01/2033	525	573		5.50%, 06/01/2038	34		37

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)

Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
5.50%, 06/01/2038	$22	$24		6.00%, 11/01/2036	$3		$3
5.50%, 07/01/2038	771	839		6.00%, 11/01/2036	2		3
5.50%, 07/01/2038	262	286		6.00%, 11/01/2036	3		3
5.50%, 07/01/2038	608	662		6.00%, 12/01/2036	140		153
5.50%, 08/01/2038	98	106		6.00%, 12/01/2036	112		123
5.50%, 09/01/2038	253	275		6.00%, 12/01/2036	223		245
5.50%, 10/01/2038	105	115		6.00%, 12/01/2036	8		9
5.50%, 11/01/2038	200	218		6.00%, 12/01/2036	29		32
5.50%, 12/01/2038	237	259		6.00%, 12/01/2036	152		166
5.50%, 02/01/2039	158	172		6.00%, 12/01/2036	10		11
5.50%, 03/01/2039	248	270		6.00%, 12/01/2036	88		98
5.50%, 08/01/2039	8,374	9,142		6.00%, 12/01/2036	301		329
5.50%, 09/01/2040	856	932		6.00%, 01/01/2037	245		268
5.50%, 02/01/2041	696	765		6.00%, 01/01/2037	85		93
5.50%, 04/01/2041	115	126		6.00%, 01/01/2037	288		317
5.50%, 11/01/2041(f)	30,000	32,737		6.00%, 01/01/2037	182		199
6.00%, 12/01/2031	11	12		6.00%, 01/01/2037	3		3
6.00%, 04/01/2033	12	14		6.00%, 02/01/2037	804		881
6.00%, 07/01/2033	5	6		6.00%, 03/01/2037	343		375
6.00%, 06/01/2034	11	12		6.00%, 03/01/2037	10		11
6.00%, 07/01/2034	5	6		6.00%, 04/01/2037	141		154
6.00%, 08/01/2034	21	24		6.00%, 04/01/2037	85		93
6.00%, 11/01/2034	20	22		6.00%, 04/01/2037	57		63
6.00%, 04/01/2035	4	5		6.00%, 05/01/2037	137		149
6.00%, 05/01/2035	20	22		6.00%, 06/01/2037	105		114
6.00%, 06/01/2035	283	309		6.00%, 06/01/2037	12		13
6.00%, 06/01/2035	43	47		6.00%, 06/01/2037	229		250
6.00%, 07/01/2035	338	374		6.00%, 06/01/2037	123		135
6.00%, 09/01/2035	11	13		6.00%, 06/01/2037	141		154
6.00%, 09/01/2035	51	57		6.00%, 07/01/2037	3		3
6.00%, 10/01/2035	9	10		6.00%, 07/01/2037	370		404
6.00%, 10/01/2035	270	299		6.00%, 07/01/2037	19		21
6.00%, 02/01/2036	82	90		6.00%, 07/01/2037	44		48
6.00%, 02/01/2036	128	141		6.00%, 07/01/2037	30		33
6.00%, 04/01/2036	125	138		6.00%, 07/01/2037	18		20
6.00%, 04/01/2036	316	345		6.00%, 07/01/2037	116		127
6.00%, 05/01/2036	114	125		6.00%, 07/01/2037	26		28
6.00%, 05/01/2036	122	134		6.00%, 08/01/2037	75		82
6.00%, 06/01/2036	12	14		6.00%, 08/01/2037	2,519		2,752
6.00%, 06/01/2036	10	11		6.00%, 08/01/2037	23		25
6.00%, 07/01/2036	244	268		6.00%, 08/01/2037	39		43
6.00%, 07/01/2036	71	78		6.00%, 08/01/2037	47		51
6.00%, 07/01/2036	142	156		6.00%, 08/01/2037	3		3
6.00%, 07/01/2036	12	14		6.00%, 09/01/2037	2		2
6.00%, 08/01/2036	280	306		6.00%, 09/01/2037	62		68
6.00%, 08/01/2036	7	8		6.00%, 09/01/2037	78		85
6.00%, 08/01/2036	42	46		6.00%, 09/01/2037	251		274
6.00%, 08/01/2036	3	4		6.00%, 09/01/2037	5		5
6.00%, 08/01/2036	24	26		6.00%, 09/01/2037	148		162
6.00%, 09/01/2036	156	171		6.00%, 09/01/2037	155		169
6.00%, 09/01/2036	92	101		6.00%, 09/01/2037	197		215
6.00%, 09/01/2036	145	159		6.00%, 09/01/2037	7		7
6.00%, 09/01/2036	14	15		6.00%, 09/01/2037	157		171
6.00%, 09/01/2036	431	473		6.00%, 09/01/2037	226		247
6.00%, 09/01/2036	10	11		6.00%, 09/01/2037	368		403
6.00%, 09/01/2036	4	5		6.00%, 09/01/2037	40		44
6.00%, 09/01/2036	146	162		6.00%, 09/01/2037	513		561
6.00%, 09/01/2036	121	133		6.00%, 10/01/2037	102		111
6.00%, 10/01/2036	710	775		6.00%, 10/01/2037	3		3
6.00%, 10/01/2036	2	3		6.00%, 10/01/2037	568		620
6.00%, 10/01/2036	1,770	1,939		6.00%, 10/01/2037	893		977
6.00%, 10/01/2036	7	8		6.00%, 10/01/2037	49		53
6.00%, 10/01/2036	52	57		6.00%, 10/01/2037	112		122
6.00%, 10/01/2036	2	2		6.00%, 10/01/2037	47		51
6.00%, 10/01/2036	8	8		6.00%, 10/01/2037	251		275
6.00%, 10/01/2036	5	5		6.00%, 10/01/2037	152		166
6.00%, 10/01/2036	156	171		6.00%, 10/01/2037	266		291
6.00%, 11/01/2036	87	95		6.00%, 10/01/2037	4		4
6.00%, 11/01/2036	97	106		6.00%, 11/01/2037	187		204

See accompanying notes

Schedule of Investments Core Plus Bond Fund I

October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000	's)

Federal National Mortgage Association (FNMA) (continued)				Government National Mortgage Association (GNMA)
6.00%, 11/01/2037	$32	$35		(continued)
				5.00%, 03/15/2039	$162	$176
6.00%, 11/01/2037	122	134		5.00%, 04/15/2039	322	351
6.00%, 11/01/2037	404	442
6.00%, 11/01/2037	159	174		5.00%, 04/15/2039	243	265
				5.00%, 09/15/2039	996	1,086
6.00%, 11/01/2037	32	35		5.00%, 10/15/2039	156	169
6.00%, 11/01/2037	76	83
6.00%, 11/01/2037	94	103		5.00%, 11/15/2039	3,654	3,981
				5.00%, 02/15/2040	73	80
6.00%, 11/01/2037	42	45		5.00%, 08/15/2040	330	359
6.00%, 11/01/2037	344	376
6.00%, 11/01/2037	60	66		5.00%, 09/15/2040	65	71
				5.00%, 09/15/2040	940	1,025
6.00%, 11/01/2037	126	138		5.00%, 03/15/2041	972	1,059
6.00%, 11/01/2037	8	8
6.00%, 11/01/2037	3	4				$29,442
6.00%, 11/01/2037	17	18		U.S. Treasury - 16.65%
6.00%, 12/01/2037	262	286		0.63%, 04/30/2018(g)	72,100	70,433
6.00%, 12/01/2037	225	246		0.88%, 07/31/2019	74,400	71,517
6.00%, 12/01/2037	28	31		1.00%, 06/30/2019	30,100	29,199
6.00%, 12/01/2037	560	612		1.00%, 08/31/2019	84,000	81,139
6.00%, 12/01/2037	215	235		1.00%, 09/30/2019(g),(h)	89,500	86,312
6.00%, 12/01/2037	277	302		1.00%, 11/30/2019	2,300	2,209
6.00%, 12/01/2037	119	130		1.25%, 10/31/2018	74,800	74,566
6.00%, 01/01/2038	439	480		1.25%, 10/31/2019	1,400	1,369
6.00%, 01/01/2038	233	254		1.38%, 06/30/2018	1,400	1,410
6.00%, 01/01/2038	498	545		1.38%, 07/31/2018	1,900	1,912
6.00%, 01/01/2038	3	3		1.50%, 08/31/2018(g),(h)	127,500	128,934
6.00%, 01/01/2038	190	207				$549,000
6.00%, 01/01/2038	54	59
6.00%, 02/01/2038	7	8		U.S. Treasury Bill - 0.19%
				0.01%, 12/19/2013(g),(i)	271	271
6.00%, 02/01/2038	111	121		0.02%, 12/12/2013(g),(i)	5,712	5,712
6.00%, 02/01/2038	417	456		0.03%, 01/09/2014(g),(i)	332	332
6.00%, 02/01/2038	9	9
6.00%, 03/01/2038	132	144				$6,315
6.00%, 03/01/2038	85	93		U.S. Treasury Inflation-Indexed Obligations - 8.70%
6.00%, 03/01/2038	32	36		0.13%, 04/15/2017(g),(h)	3,501	3,620
6.00%, 03/01/2038	106	116		0.13%, 04/15/2018	1,720	1,779
6.00%, 05/01/2038	5,696	6,226		0.13%, 01/15/2022	16,533	16,399
6.00%, 05/01/2038	31	33		0.13%, 07/15/2022	7,831	7,752
6.00%, 07/01/2038	379	415		0.13%, 01/15/2023	1,621	1,584
6.00%, 08/01/2038	160	175		0.63%, 07/15/2021	9,650	10,083
6.00%, 09/01/2038	2,810	3,069		0.63%, 02/15/2043	916	758
6.00%, 09/01/2038	175	191		0.75%, 02/15/2042	5,072	4,382
6.00%, 09/01/2038	1,687	1,842		1.13%, 01/15/2021	5,987	6,469
6.00%, 10/01/2038	614	670		1.25%, 07/15/2020	7,400	8,130
6.00%, 10/01/2038	80	88		1.38%, 01/15/2020	8,760	9,645
6.00%, 10/01/2038	901	984		1.75%, 01/15/2028	14,625	16,436
6.00%, 10/01/2038	146	160		2.00%, 01/15/2026	15,908	18,402
6.00%, 11/01/2038	25	28		2.13%, 02/15/2040	6,601	7,874
6.00%, 12/01/2038	182	199		2.38%, 01/15/2025	35,610	42,623
6.00%, 12/01/2038	275	300		2.38%, 01/15/2027	73,875	89,065
6.00%, 12/01/2038	230	251		2.50%, 01/15/2029	30,610	37,782
6.00%, 06/01/2040	5,993	6,546		3.63%, 04/15/2028	868	1,202
6.00%, 10/01/2040	4,926	5,384		3.88%, 04/15/2029	1,849	2,659
6.00%, 05/01/2041	975	1,067				$286,644
		$1,121,347		TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
Government National Mortgage Association (GNMA) -				OBLIGATIONS		$1,998,262
0.89%					Maturity
5.00%, 03/15/2038	19	20		REPURCHASE AGREEMENTS - 17.08%	Amount (000's)	Value (000	's)
5.00%, 05/15/2038	515	561
5.00%, 08/15/2038	834	910		Banks - 17.08%
5.00%, 10/15/2038	5,260	5,732		Barclays Bank PLC Repurchase Agreement;	$105,100	$105,100
5.00%, 11/15/2038	1,675	1,827		0.10% dated 10/30/2013 maturing
5.00%, 12/15/2038	786	855		11/01/2013 (collateralized by US
5.00%, 01/15/2039	876	955		Government Security; $107,115,119;
5.00%, 02/15/2039	596	650		0.13%; dated 04/15/17)
5.00%, 02/15/2039	21	23		Barclays Bank PLC Repurchase Agreement;	82,800	82,800
5.00%, 02/15/2039	5,097	5,556		0.05% dated 10/25/2013 maturing
5.00%, 03/15/2039	2,273	2,477		11/04/2013 (collateralized by US
5.00%, 03/15/2039	315	343		Government Security; $83,343,447; 2.63%;
5.00%, 03/15/2039	837	911		dated 11/15/20)

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

				(h)	Security or a portion of the security was pledged to cover margin
				requirements for futures contracts. At the end of the period, the value of
REPURCHASE AGREEMENTS	Maturity			these securities totaled $3,940 or 0.12% of net assets.
(continued)	Amount (000's)	Value (000	's)	(i) Rate shown is the discount rate of the original purchase.
Banks (continued)
Barclays Bank PLC Repurchase Agreement;	$90,100	$90,100
0.10% dated 10/31/2013 maturing				Portfolio Summary (unaudited)
11/04/2013 (collateralized by US				Sector	Percent
Government Security; $91,938,136; 0.13%;				Mortgage Securities	39.88%
dated 04/15/17)				Government	37.36%
Citigroup Repurchase Agreement; 0.10% dated	8,300	8,300
10/31/2013 maturing 11/04/2013				Financial	28.41%
				Revenue Bonds	3 .73%
(collateralized by US Government Security;				Asset Backed Securities	2 .11%
$8,455,457 ; 1.38%; dated 07/31/18)
Citigroup Repurchase Agreement; 0.11% dated	8,300	8,300		General Obligation Unlimited	1.41%
				Consumer, Non-cyclical	1.01%
10/30/2013 maturing 11/01/2013				Insured	1.00%
(collateralized by US Government Security;
$8,445,391 ; 1.38%; dated 07/31/18)				Energy	0 .84%
				Communications	0.69%
JP Morgan Repurchase Agreement; 0.08%	95,200	95,200		Utilities	0.34%
dated 10/30/2013 maturing 11/12/2013				Basic Materials	0 .14%
(collateralized by US Government
Securities; $97,012,662; 0.50% - 6.25%;				Consumer, Cyclical	0.02%
dated 01/29/16 - 05/15/29)				Liabilities in Excess of Other Assets, Net	(16.94)%
JP Morgan Repurchase Agreement; 0.10%	4,100	4,100		TOTAL NET ASSETS	100.00%
dated 10/31/2013 maturing 11/04/2013
(collateralized by US Government Security;
$4,162,283 ; 3.63%; dated 02/15/20)
JP Morgan Repurchase Agreement; 0.11%	1,200	1,200
dated 10/30/2013 maturing 11/01/2013
(collateralized by US Government Security;
$1,215,692 ; 3.63%; dated 02/15/20)
Merrill Lynch Repurchase Agreement; 0.08%	57,700	57,700
dated 10/28/2013 maturing 11/12/2013
(collateralized by US Government Security;
$58,868,982 ; 0.88%; dated 04/30/17)
RBS Securities Repurchase Agreement; 0.07%	59,700	59,700
dated 10/29/2013 maturing 11/15/2013
(collateralized by US Government Security;
$60,375,500 ; 2.25%; dated 11/30/17)
RBS Securities Repurchase Agreement; 0.09%	50,000	50,000
dated 10/30/2013 maturing 11/07/2013
(collateralized by US Government Security;
$50,852,740 ; 0.75%; dated 12/31/17)
RBS Securities Repurchase Agreement; 0.10%	600	600
dated 10/31/2013 maturing 11/04/2013
(collateralized by US Government Security;
$612,429 ; 0.25%; dated 04/15/16)
		$563,100
TOTAL REPURCHASE AGREEMENTS		$563,100
Total Investments		$3,854,907
Liabilities in Excess of Other Assets, Net - (16.94)%		$(558,354)
TOTAL NET ASSETS - 100.00%		$3,296,553

(a)	Security is Illiquid
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $257,769 or 7.82% of net assets.
(c)	Variable Rate. Rate shown is in effect at October 31, 2013.
(d)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $10,746 or 0.33% of net assets.
(e)	Non-Income Producing Security
(f)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(g)	Security or a portion of the security was pledged to cover margin requirements for swap and/or swaption contracts. At the end of the period, the value of these securities totaled $27,738 or 0.84% of net assets.

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

Credit Default Swaps

Sell Protection
		Implied
		Credit
		Spread as of	(Pay)/					Upfront		Unrealized
		October 31, Receive		Expiration	Notional		Fair Value Premiums			Appreciation/
Counterparty (Issuer)	Reference Entity	2013 (c) Fixed Rate		Date	Amount (a)		(b)	Paid/(Received) (Depreciation)
Bank of America NA	Berkshire Hathaway	0.26%	1.00%	03/20/2015		$2,200	$24	$(11	) $	35
	Finance Corp; 4.63%;
	10/15/2013
Bank of America NA	General Electric Capital	0.31%	1.00%	12/20/2015		1,100	17	(9)		26
	Corp; 5.63%; 09/15/2017
Bank of America NA	MetLife Inc; 5.00%;	0.35%	1.00%	12/20/2015		3,900	54	(91)		145
	06/15/2015
Bank of America NA	MetLife Inc; 5.00%;	0.32%	1.00%	09/20/2015		9,500	124	(230)		354
	06/15/2015
Bank of America NA	Mexico Government Global	0.43%	1.00%	09/20/2015		600	6	—		6
	Bond; 7.50%; 04/08/2033
Barclays Bank PLC	Berkshire Hathaway Inc;	0.14%	1.00%	12/20/2013		800	1	1		—
	1.90%; 01/31/2017
Barclays Bank PLC	Citigroup Inc; 6.125%;	0.53%	1.00%	09/20/2016		3,500	49	40		9
	05/15/2018
Barclays Bank PLC	General Electric Capital	0.42%	1.00%	09/20/2016		2,300	40	25		15
	Corp; 5.625%; 09/15/2017
Barclays Bank PLC	Mexico Government Global	0.36%	1.00%	03/20/2015		1,500	13	(9)		22
	Bond; 7.50%; 04/08/2033
Barclays Bank PLC	Republic of Brazil Global	1.01%	1.00%	12/20/2015		11,600	12	(28)		40
	Bond; 12.25%; 03/06/2030
Barclays Bank PLC	Republic of Brazil Global	0.85%	1.00%	06/20/2015		500	1	(2)		3
	Bond; 12.25%; 03/06/2030
Barclays Bank PLC	Republic of Indonesia 144A	1.90%	1.00%	06/20/2016		1,500	(2)	(12)		10
	Note; 7.25%; 04/20/2015
Barclays Bank PLC	Republic of Indonesia 144A	1.90%	1.00%	06/20/2016		1,500	(2)	(12)		10
	Note; 7.25%; 04/20/2015
BNP Paribas	General Electric Capital	0.11%	1.00%	03/20/2014		1,100	4	(6)		10
	Corp; 5.63%; 09/15/2017
BNP Paribas	US Treasury Note; 4.88%;	0.32%	0.25%	03/20/2016	EUR	6,200	(19)	(44)		25
	08/15/2016
Citibank NA	Mexico Government Global	0.43%	1.00%	09/20/2015		$700	7	(4)		11
	Bond; 7.50%; 04/08/2033
Citibank NA	Mexico Government Global	0.36%	1.00%	03/20/2015		1,500	13	(9)		22
	Bond; 7.50%; 04/08/2033
Citibank NA	Mexico Government Global	0.57%	1.00%	06/20/2016		2,900	32	(3)		35
	Bond; 7.50%; 04/08/2033
Citibank NA	Republic of Brazil Global	0.85%	1.00%	06/20/2015		1,000	2	(9)		11
	Bond; 12.25%; 03/06/2030
Citibank NA	Republic of Brazil Global	1.16%	1.00%	06/20/2016		5,400	(19)	(9)		(10)
	Bond; 12.25%; 03/06/2030
Citibank NA	Republic of Brazil Global	0.94%	1.00%	09/20/2015		1,000	2	(6)		8
	Bond; 12.25%; 03/06/2030
Deutsche Bank AG	Berkshire Hathaway Inc;	0.42%	1.00%	09/20/2016		1,100	19	16		3
	1.9%; 01/31/2017
Deutsche Bank AG	General Electric Capital	0.30%	1.00%	09/20/2015		1,500	20	17		3
	Corp; 5.625%; 09/15/2017
Deutsche Bank AG	General Electric Capital	0.11%	4.90%	12/20/2013		300	2	—		2
	Corp; 5.63%; 09/15/2017
Deutsche Bank AG	General Electric Capital	0.11%	4.30%	12/20/2013		300	2	—		2
	Corp; 5.63%; 09/15/2017
Deutsche Bank AG	General Electric Capital	0.11%	4.75%	12/20/2013		100	1	—		1
	Corp; 5.63%; 09/15/2017
Deutsche Bank AG	General Electric Capital	0.11%	4.23%	12/20/2013		800	5	—		5
	Corp; 5.63%; 09/15/2017
Deutsche Bank AG	JPMorgan Chase & Co;	0.54%	1.00%	09/20/2016		2,300	33	29		4
	4.75%; 03/01/2015
Deutsche Bank AG	Mexico Government Global	0.36%	1.00%	03/20/2015		800	7	(5)		12
	Bond; 7.50%; 04/08/2033
Deutsche Bank AG	Mexico Government Global	0.52%	1.00%	03/20/2016		5,600	61	(20)		81
	Bond; 7.50%; 04/08/2033
Deutsche Bank AG	Republic of Brazil Global	0.85%	1.00%	06/20/2015		600	1	(2)		3
	Bond; 12.25%; 03/06/2030
Deutsche Bank AG	Republic of Indonesia;	1.56%	1.00%	09/20/2015		500	2	(4)		6
	6.75%; 03/10/2014

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

Credit Default Swaps (continued)

Sell Protection (continued)
		Implied
		Credit
		Spread as of	(Pay)/					Upfront		Unrealized
		October 31, Receive		Expiration	Notional		Fair Value Premiums			Appreciation/
Counterparty (Issuer)	Reference Entity	2013 (c) Fixed Rate		Date	Amount (a)		(b)	Paid/(Received) (Depreciation)
Goldman Sachs & Co	Berkshire Hathaway	0.26%	1.00%	03/20/2015		$1,100	$12	$(5	) $	17
	Finance Corp; 4.63%;
	10/15/2013
Goldman Sachs & Co	Mexico Government Global	0.52%	1.00%	03/20/2016		1,900	21	(31)		52
	Bond; 5.95%; 03/19/2019
Goldman Sachs & Co	Republic of Brazil Global	0.85%	1.00%	06/20/2015		500	1	(2)		3
	Bond; 12.25%; 03/06/2030
Goldman Sachs & Co	UK Gilt; 4.25%; 06/07/2032	0.13%	1.00%	06/20/2015		1,000	16	3		13
HSBC Securities Inc	Mexico Government	0.61%	1.00%	09/20/2016		300	3	1		2
	International Bond; 5.95%;
	03/19/2019
HSBC Securities Inc	Republic of Brazil Global	0.85%	1.00%	06/20/2015		2,100	5	(7)		12
	Bond; 12.25%; 03/06/2030
HSBC Securities Inc	Republic of Brazil Global	1.01%	1.00%	12/20/2015		5,200	5	(71)		76
	Bond; 12.25%; 03/06/2030
HSBC Securities Inc	Republic of Brazil Global	0.94%	1.00%	09/20/2015		1,500	2	(6)		8
	Bond; 12.25%; 03/06/2030
HSBC Securities Inc	Republic of Brazil Global	1.16%	1.00%	06/20/2016		6,000	(20)	(114)		94
	Bond; 12.25%; 03/06/2030
HSBC Securities Inc	Republic of Brazil Global	0.85%	1.00%	06/20/2015		4,400	11	(15)		26
	Bond; 12.25%; 03/06/2030
JP Morgan Chase	General Electric Capital	0.11%	1.00%	03/20/2014		3,400	11	(16)		27
	Corp; 5.63%; 09/15/2017
JP Morgan Chase	Mexico Government Global	0.80%	1.00%	09/20/2017		9,600	74	(100)		174
	Bond; 5.95%; 03/19/2019
JP Morgan Chase	Mexico Government	0.61%	1.00%	09/20/2016		200	2	1		1
	International Bond; 7.5%;
	4/08/2033
JP Morgan Chase	Republic of Brazil Global	1.22%	1.00%	09/20/2016		1,200	(6)	(4)		(2)
	Bond; 12.25%; 03/06/2030
Morgan Stanley & Co	Republic of Brazil Global	0.85%	1.00%	06/20/2015		600	1	(2)		3
	Bond; 12.25%; 03/06/2030
Morgan Stanley & Co	Republic of Indonesia 144A	1.70%	1.00%	12/20/2015		1,100	3	(33)		36
	Note; 7.25%; 04/20/2015
Royal Bank of Scotland PLC Mexico Government Global		0.43%	1.00%	09/20/2015		2,100	21	(9)		30
	Bond; 7.50%; 04/08/2033
UBS AG	Berkshire Hathaway	0.26%	1.00%	03/20/2015		1,100	13	(5)		18
	Finance Corp; 4.63%;
	10/15/2013
UBS AG	Republic of Brazil Global	0.94%	1.00%	09/20/2015		500	1	(2)		3
	Bond; 12.25%; 03/06/2030
UBS AG	US Treasury Note; 4.88%;	0.32%	0.25%	09/20/2015	EUR	10,100	(32)	(52)		20
	08/15/2016
Total							$656	$(866	) $	1,522

Amounts in thousands
Exchange Cleared Credit Default Swaps

Sell Protection
		Implied
		Credit
		Spread as of	(Pay)/
		October 31, Receive		Expiration	Notional		Fair Value	Unrealized Appreciation/
	Reference Entity	2013 (c) Fixed Rate		Date	Amount (a)		(b)	(Depreciation)
	CDX.IG.21	N/A	1.00%	12/20/2018		$36,100	$482	$127
	CDX.ITRAXX.MAIN20.5Y	N/A	1.00%	12/20/2018	EUR	33,100	367	489
Total							$849	$616

Amounts in thousands

(a) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement is $147,900 and 49,400 EUR .

See accompanying notes

Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

Credit Default Swaps and Exchange Cleared Credit Default Swaps (continued)

(b) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Foreign Currency Contracts

Foreign Currency Purchase						Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Accept In Exchange For		Fair Value	Appreciation/(Depreciation)
Brazilian Real	BNP Paribas	02/18/2014	311,400	$150	$136	$(14)
Brazilian Real	Deutsche Bank AG	11/04/2013	1,011,424	462	451	(11)
Brazilian Real	Deutsche Bank AG	01/03/2014	1,512,119	668	666	(2)
Brazilian Real	Goldman Sachs & Co	08/18/2014	103,730	50	45	(5)
British Pound Sterling	JP Morgan Chase	12/12/2013	745,000	1,192	1,194	2
Canadian Dollar	Citigroup Inc	12/23/2013	5,913,000	5,706	5,665	(41)
Canadian Dollar	Goldman Sachs & Co	12/23/2013	4,379,000	4,236	4,195	(41)
Canadian Dollar	HSBC Securities Inc	12/23/2013	1,889,000	1,843	1,810	(33)
Canadian Dollar	UBS AG	12/23/2013	1,348,000	1,309	1,291	(18)
Euro	Citigroup Inc	12/17/2013	76,818,000	101,929	104,296	2,367
Mexican Peso	Royal Bank of Scotland PLC	12/17/2013	49,575,520	3,830	3,787	(43)
Total						$2,161

Foreign Currency Sale						Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Deliver In Exchange For		Fair Value	Appreciation/(Depreciation)
Brazilian Real	Deutsche Bank AG	12/03/2013	1,011,424	$460	$449	$11
Brazilian Real	Goldman Sachs & Co	11/04/2013	1,011,424	463	451	12
Brazilian Real	Goldman Sachs & Co	02/18/2014	103,730	50	45	5
Brazilian Real	JP Morgan Chase	02/18/2014	311,400	150	136	14
British Pound Sterling	Barclays Bank PLC	12/12/2013	441,000	715	707	8
British Pound Sterling	Citigroup Inc	12/12/2013	230,000	371	369	2
British Pound Sterling	Royal Bank of Scotland PLC	12/12/2013	9,455,000	14,768	15,154	(386)
Canadian Dollar	RBC Dominion Securities	12/23/2013	49,625,000	48,023	47,542	481
Euro	Bank of America NA	12/16/2013	48,000,000	60,585	65,169	(4,584)
Euro	Bank of America NA	03/14/2014	27,888,000	36,754	37,868	(1,114)
Euro	Bank of America NA	06/02/2014	5,300,000	7,079	7,197	(118)
Euro	BNP Paribas	04/01/2014	400,000	505	543	(38)
Euro	BNP Paribas	06/02/2014	600,000	759	815	(56)
Euro	BNP Paribas	07/01/2014	400,000	506	543	(37)
Euro	BNP Paribas	08/01/2014	400,000	506	543	(37)
Euro	Citigroup Inc	12/17/2013	40,306,000	53,831	54,723	(892)
Euro	Citigroup Inc	04/01/2014	1,000,000	1,267	1,358	(91)
Euro	Goldman Sachs & Co	02/28/2014	8,366,000	11,200	11,360	(160)
Euro	JP Morgan Chase	12/17/2013	44,629,000	60,194	60,593	(399)
Euro	Royal Bank of Scotland PLC	12/23/2013	17,900,000	23,756	24,303	(547)
Euro	Royal Bank of Scotland PLC	03/14/2014	2,388,000	3,193	3,243	(50)
Euro	Westpac Banking Corp	12/17/2013	18,081,000	24,856	24,549	307
Japanese Yen	Bank of America NA	11/18/2013	194,800,000	1,987	1,981	6
Japanese Yen	Westpac Banking Corp	11/18/2013	52,100,000	531	530	1
Mexican Peso	BNP Paribas	02/06/2014	21,678,351	1,678	1,650	28
Mexican Peso	JP Morgan Chase	12/17/2013	225,096,934	16,978	17,196	(218)
Mexican Peso	JP Morgan Chase	01/23/2014	7,236,069	562	551	11
Total						$(7,841)

Amounts in thousands except contracts

See accompanying notes

				Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

Futures Contracts

										Unrealized
Type			Long/Short Contracts			Notional Value			Fair Value	Appreciation/(Depreciation)
90 day Eurodollar; December 2015			Long	3,489			$862,974		$863,658	$684
90 day Eurodollar; December 2016			Long		83		20,165		20,336	171
90 day Eurodollar; June 2015			Long	1,575			390,203		391,171	968
90 day Eurodollar; June 2016			Long		62		15,210		15,274	64
90 day Eurodollar; June 2017			Long		83		20,071		20,235	164
90 day Eurodollar; March 2016			Long		974		240,593		240,554	(39)
90 day Eurodollar; March 2017			Long		53		12,845		12,954	109
90 day Eurodollar; September 2015			Long	2,169			536,874		537,912	1,038
90 day Eurodollar; September 2016			Long		951		231,720		233,637	1,917
US 10 Year Note; December 2013			Long		588		73,963		74,887	924
US 5 Year Note; December 2013			Long	1,562			185,977		190,076	4,099
Total										$10,099

Amounts in thousands except contracts

Interest Rate Swaps

		(Pay)/
Counterparty		Receive	Fixed		Notional				Upfront Premiums	Unrealized
(Issuer)	Floating Rate Index Floating Rate		Rate Expiration Date		Amount			Fair Value	Paid/(Received) Appreciation/(Depreciation)
Bank of America	Brazil Cetip	Pay	8.86%	01/02/2017	BRL	3,800		$(75)	$3	$(78)
NA	Interbank Deposit
Bank of America	MXN TIIE Banxico	Pay	5.50%	09/02/2022	MXN	7,500		(38)	(10)	(28)
NA
Barclays Bank PLC MXN TIIE Banxico		Pay	5.75%	06/05/2023		2,800		(13)	(8)	(5)
Barclays Bank PLC MXN TIIE Banxico		Pay	5.60%	09/06/2016		196,300		449	46	403
Barclays Bank PLC MXN TIIE Banxico		Pay	5.00%	09/13/2017		1,700		—	(1)	1
Barclays Bank PLC MXN TIIE Banxico		Pay	5.50%	09/13/2017		68,400		115	(9)	124
BNP Paribas	MXN TIIE Banxico	Pay	5.75%	06/05/2023		3,300		(15)	(4)	(11)
Deutsche Bank AG	Brazil Cetip	Pay	9.13%	01/02/2017	BRL	3,000		(60)	9	(69)
	Interbank Deposit
Deutsche Bank AG	Brazil Cetip	Pay	10.63%	01/02/2017		1,000		(10)	—	(10)
	Interbank Deposit
Deutsche Bank AG	MXN TIIE Banxico	Pay	5.75%	06/05/2023	MXN	6,700		(31)	(11)	(20)
Goldman Sachs &	Brazil Cetip	Pay	10.63%	01/02/2017	BRL	1,000		(10)	—	(10)
Co	Interbank Deposit
Goldman Sachs &	Brazil Cetip	Pay	9.10%	01/02/2017		2,000		(41)	—	(41)
Co	Interbank Deposit
Goldman Sachs &	MXN TIIE Banxico	Pay	5.75%	06/05/2023	MXN	7,000		(33)	(16)	(17)
Co
HSBC Securities Inc MXN TIIE Banxico		Pay	5.00%	09/13/2017		5,100		1	(3)	4
HSBC Securities Inc MXN TIIE Banxico		Pay	5.50%	09/13/2017		87,600		147	(13)	160
HSBC Securities Inc MXN TIIE Banxico		Pay	5.50%	09/02/2022		11,400		(58)	(19)	(39)
HSBC Securities Inc MXN TIIE Banxico		Pay	5.75%	06/05/2023		3,200		(14)	(6)	(8)
HSBC Securities Inc MXN TIIE Banxico		Pay	5.60%	09/06/2016		66,000		151	9	142
JP Morgan Chase	MXN TIIE Banxico	Pay	6.00%	06/05/2023		12,000		(38)	(45)	7
Morgan Stanley &	Brazil Cetip	Pay	9.14%	01/02/2017	BRL	2,000		(40)	6	(46)
Co	Interbank Deposit
Morgan Stanley &	MXN TIIE Banxico	Pay	5.60%	09/06/2016	MXN	24,800		57	6	51
Co
Morgan Stanley &	MXN TIIE Banxico	Pay	6.35%	06/02/2021		9,300		10	2	8
Co
Morgan Stanley &	MXN TIIE Banxico	Pay	5.50%	09/13/2017		31,000		52	(5)	57
Co
Morgan Stanley &	MXN TIIE Banxico	Pay	5.50%	09/02/2022		45,200		(230)	(80)	(150)
Co
UBS AG	Brazil Cetip	Pay	8.90%	01/02/2017	BRL	1,500		(33)	1	(34)
	Interbank Deposit
Total								$243	$(148)	$391

Amounts in thousands

Exchange Cleared Interest Rate Swaps

		(Pay)/
		Receive	Fixed		Notional
	Floating Rate Index Floating Rate		Rate Expiration Date		Amount			Fair Value	Unrealized Appreciation/(Depreciation)
	3 Month LIBOR	Receive	2.75%	06/19/2043		$275,800		$45,622	$27,626
	3 Month LIBOR	Pay	1.50%	03/18/2016		441,100		3,172		1,068
See accompanying notes				226

				Schedule of Investments
Core Plus Bond Fund I
October 31, 2013

Exchange Cleared Interest Rate Swaps (continued)

		(Pay)/
		Receive	Fixed		Notional
	Floating Rate Index Floating Rate		Rate	Expiration Date	Amount		Fair Value	Unrealized Appreciation/(Depreciation)
	3 Month LIBOR	Pay	3.00%	09/21/2017	$111,500		$988	$813
	6 Month JPY	Receive	1.00%	09/18/2023	JPY	5,350,000	(1,402)				(1,708)
	LIBOR
	Federal Fund	Pay	1.00%	10/15/2017	$140,600		(976)				(834)
	Effective Rate US
Total							$47,404	$26,965

Amounts in thousands

Interest Rate Swaptions

			Pay/
			Receive					Upfront
Written Swaptions		Floating Rate Floating Exercise Expiration					Notional	Premiums			Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date		Amount Paid/(Received) Fair Value Appreciation/(Depreciation)
Call - 1 Year Interest Bank of America NA		3 Month	Receive	0.40%	03/13/2014	EUR	18,000	$(34)	$(31	) $	3
Rate Swap		EURIBOR
Call - 1 Year Interest Barclays Bank PLC		3 Month	Receive	0.40%	03/17/2014		4,400	(9)		(8)	1
Rate Swap		EURIBOR
Call - 1 Year Interest Goldman Sachs & Co		3 Month	Receive	0.40%	03/13/2014		4,400	(9)		(7)	2
Rate Swap		EURIBOR
Call - 10 Year	Deutsche Bank AG	3 Month	Receive	2.40%	03/18/2014	$	9,100	(28)	(31)		(3)
Interest Rate Swap		LIBOR
Call - 10 Year	Royal Bank of	3 Month	Receive	2.50%	01/28/2014		7,700	(46)	(29)		17
Interest Rate Swap	Scotland PLC	LIBOR
Call - 5 Year Interest Goldman Sachs & Co		3 Month	Receive	1.40%	01/28/2014		155,900	(278)	(336)		(58)
Rate Swap		LIBOR
Call - 5 Year Interest Morgan Stanley & Co		3 Month	Receive	1.30%	01/28/2014		26,000	(28)	(26)		2
Rate Swap		LIBOR
Put - 1 Year Interest	Bank of America NA	3 Month	Receive	0.40%	03/13/2014	EUR	18,000	(40)	(11)		29
Rate Swap		EURIBOR
Put - 1 Year Interest	Barclays Bank PLC	3 Month	Receive	0.40%	03/17/2014		4,400	(10)		(3)	7
Rate Swap		EURIBOR
Put - 1 Year Interest	Goldman Sachs & Co	3 Month	Receive	0.40%	03/13/2014		4,400	(9)		(2)	7
Rate Swap		EURIBOR
Put - 1 Year Interest	Morgan Stanley & Co	3 Month	Receive	2.00%	04/01/2014	$	137,300	(360)	(154)		206
Rate Swap		LIBOR
Put - 10 Year Interest Deutsche Bank AG		3 Month	Receive	2.90%	03/18/2014		9,100	(146)	(142)		4
Rate Swap		LIBOR
Put - 10 Year Interest Royal Bank of		3 Month	Receive	3.50%	01/28/2014		7,700	(61)		(9)	52
Rate Swap	Scotland PLC	LIBOR
Put - 5 Year Interest	Goldman Sachs & Co	3 Month	Receive	2.00%	01/28/2014		155,900	(994)	(253)		741
Rate Swap		LIBOR
Put - 5 Year Interest	Morgan Stanley & Co	3 Month	Receive	1.75%	11/28/2013		39,500	(350)	(19)		331
Rate Swap		LIBOR
Put - 5 Year Interest	Morgan Stanley & Co	3 Month	Receive	1.80%	01/28/2014		26,000	(121)	(83)		38
Rate Swap		LIBOR
Total								$(2,523)	$(1,144	) $	1,379

Amounts in thousands

Options

						Upfront Premiums					Unrealized
Written Options Outstanding	Exercise Price Expiration Date				Contracts		Paid/(Received)	Fair Value		Appreciation/(Depreciation)
Call - US 10 Year Future		$128.00	11/23/2013		35	$	(14)		$(11)	$3
Put - Eurodollar 3 Year Future		$97.38	03/17/2014		274		(96)		(89)		7
Put - US 10 Year Future		$124.00	11/23/2013		35		(17)		(1)		16
Total						$	(127)		$(101)	$26

Amounts in thousands except contracts

Credit Default Swaptions

								Upfront
Written Swaptions	Counterparty		Buy/Sell Exercise Expiration				Notional	Premiums			Unrealized
Outstanding	(Issuer)		Reference Entity Protection Rate		Date		Amount Paid/(Received) Fair Value Appreciation/(Depreciation)
Call - 5 Year Credit	Bank of America	CDX.IG.20.5Y	Sell	0.65%	12/19/2013		$11,700	$(9)	$(17	) $	(8)
Default Swap	NA

See accompanying notes

			Schedule of Investments
			Core Plus Bond Fund I
			October 31, 2013

			Credit Default Swaptions (continued)
							Upfront
Written Swaptions	Counterparty		Buy/Sell Exercise Expiration			Notional	Premiums			Unrealized
Outstanding	(Issuer)	Reference Entity Protection Rate			Date	Amount Paid/(Received) Fair Value Appreciation/(Depreciation)
Call - 5 Year Credit	Barclays Bank PLC CDX.IG.20.5Y		Sell	0.65%	12/19/2013	$3,300	$(2)	$(4	) $	(2)
Default Swap
Call - 5 Year Credit	Barclays Bank PLC CDX.IG.20.5Y		Sell	0.60%	12/19/2013	7,300	(4)	(4)		–
Default Swap
Call - 5 Year Credit	BNP Paribas	CDX.IG.20.5Y	Sell	0.60%	12/19/2013	8,800	(4)	(5)		(1)
Default Swap
Call - 5 Year Credit	Deutsche Bank AG	CDX.IG.20.5Y	Sell	0.65%	12/19/2013	3,300	(3)	(5)		(2)
Default Swap
Put - 5 Year Credit	Bank of America	CDX.IG.20.5Y	Sell	1.00%	12/19/2013	11,700	(28)	(2)		26
Default Swap	NA
Put - 5 Year Credit	Barclays Bank PLC CDX.IG.20.5Y		Sell	0.90%	12/19/2013	10,600	(14)	(3)		11
Default Swap
Put - 5 Year Credit	BNP Paribas	CDX.IG.20.5Y	Sell	0.90%	12/19/2013	8,800	(10)	(2)		8
Default Swap
Put - 5 Year Credit	Deutsche Bank AG	CDX.IG.20.5Y	Sell	0.90%	12/19/2013	3,300	(6)	(1)		5
Default Swap
Put - 5Year Credit	Morgan Stanley &	CDX.IG.20.5Y	Sell	1.10%	12/19/2013	4,200	(8)	–		8
Default Swap	Co
Total							$(88)	$(43	) $	45

Amounts in thousands

Inflation Floor

							Upfront
	Counterparty	Strike			Expiration	Notional	Premiums			Unrealized
Description	(Issuer)	Index	Exercise Index		Date	Amount	Paid/(Received) Fair Value Appreciation/(Depreciation)
Floor - US CPI Urban	Citibank NA	$217.97	Max of $0 or (0-		09/29/2020	$5,500	$(71)	$(2)		$69
Consumers NSA Index			(Index Final/Index
			Initial - 1))
Floor - US CPI Urban	Citibank NA	$216.69	Max of $0 or (0-		04/07/2020	12,500	(111)	(3)		108
Consumers NSA Index			(Index Final/Index
			Initial - 1))
Floor - US CPI Urban	Citibank NA	$215.95	Max of $0 or (0-		03/12/2020	5,200	(44)	(1)		43
Consumers NSA Index			(Index Final/Index
			Initial - 1))
Floor - US CPI Urban	Deutsche Bank AG	$215.95	Max of $0 or (0-		03/10/2020	1,800	(14)	(1)		13
Consumers NSA Index			(Index Final/Index
			Initial - 1))
Total							$(240)	$(7)		$233

Amounts in thousands

See accompanying notes

     Schedule of Investments Diversified International Fund October 31, 2013

COMMON STOCKS - 96.66%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 1.78%					Banks (continued)
JCDecaux SA	279,919		$11,219		Credicorp Ltd	23,540		$3,215
Publicis Groupe SA	451,588		37,554		DBS Group Holdings Ltd	2,683,003		36,171
Teleperformance	27,264		1,443		DNB ASA	1,813,929		32,155
WPP PLC	1,742,306		37,016		FirstRand Ltd	2,001,823		7,186
			$87,232		Grupo Financiero Banorte SAB de CV	479,400		3,069
					Gunma Bank Ltd/The	225,000		1,302
Aerospace & Defense - 1.47%					HDFC Bank Ltd ADR	130,898		4,745
BAE Systems PLC	2,607,497		19,021		HSBC Holdings PLC	6,218,086		68,159
European Aeronautic Defence and Space Co	313,153		21,459		ICICI Bank Ltd ADR	126,740		4,730
NV					Industrial & Commercial Bank of China Ltd	14,964,034		10,490
Safran SA	493,900		31,568		KBC Groep NV	276,472		15,063
			$72,048		Lloyds Banking Group PLC (a)	30,500,094		37,723
Agriculture - 2.12%					Malayan Banking Bhd	3,191,000		9,891
British American Tobacco PLC	918,329		50,667		Mitsubishi UFJ Financial Group Inc	6,275,325		39,963
ITC Ltd	362,203		1,974		Nordea Bank AB	3,002,759		38,410
Japan Tobacco Inc	1,379,800		49,926		Royal Bank of Canada	557,700		37,453
Souza Cruz SA	116,004		1,255		Sberbank of Russia (b)	3,526,655		11,409
			$103,822		Skandinaviska Enskilda Banken AB	3,205,011		38,765
					Sumitomo Mitsui Financial Group Inc	1,026,100		49,597
Airlines - 0.98%					Sumitomo Mitsui Trust Holdings Inc	3,000,739		14,821
Cathay Pacific Airways Ltd	78,000		155		Svenska Handelsbanken AB	657,205		29,723
easyJet PLC	1,530,174		32,116		Swedbank AB	1,793,403		46,676
Ryanair Holdings PLC ADR	318,300		15,982		Sydbank A/S (a)	71,490		2,112
			$48,253		Turkiye Halk Bankasi AS	386,009		3,123
Apparel - 0.06%					Turkiye Is Bankasi	1,642,710		4,509
Makalot Industrial Co Ltd	510,000		3,079		Westpac Banking Corp	187,068		6,073
								$702,425

Automobile Manufacturers - 4.60%					Beverages - 1.58%
Bayerische Motoren Werke AG	198,682		22,487		Anheuser-Busch InBev NV	494,380		51,250
Daimler AG	497,759		40,754		Asahi Group Holdings Ltd	493,700		13,352
Fuji Heavy Industries Ltd	1,468,000		40,137		Cia de Bebidas das Americas ADR	183,639		6,831
Great Wall Motor Co Ltd	2,479,500		14,574		Fomento Economico Mexicano SAB de CV	63,906		5,962
Hyundai Motor Co	61,552		14,664		ADR
Kia Motors Corp	176,137		10,234					$77,395
Tata Motors Ltd ADR	133,861		4,192		Biotechnology - 0.69%
Toyota Motor Corp	1,209,300		78,409		CSL Ltd	486,367		31,971
			$225,451		Genmab A/S (a)	22,203		965
					Morphosys AG (a)	12,791		989
Automobile Parts & Equipment - 1.56%
Aisin Seiki Co Ltd	390,800		15,876					$33,925
Continental AG	103,783		18,978		Building Materials - 0.83%
Georg Fischer AG (a)	15,007		10,337
					Buzzi Unicem SpA	92,447		1,601
Hyundai Mobis	25,538		7,204		China National Building Material Co Ltd	2,114,000		2,067
JTEKT Corp	808,100		10,375		HeidelbergCement AG	311,648		24,539
Kenda Rubber Industrial Co Ltd	426,401		838		Kingspan Group PLC	526,505		8,894
Minth Group Ltd	550,000		1,150		Sanwa Holdings Corp	292,000		1,871
Norma Group SE	29,445		1,473		Sumitomo Osaka Cement Co Ltd	379,000		1,529
Plastic Omnium SA	84,078		2,409					$40,501
Takata Corp	50,900		1,284
Tokai Rika Co Ltd	37,382		793		Chemicals - 2.10%
Toyo Tire & Rubber Co Ltd	163,171		953		BASF SE	94,641		9,825
Xinyi Glass Holdings Ltd	5,138,000		5,089		Elementis PLC	199,516		828
			$76,759		Essentra PLC	700,989		8,806
					Givaudan SA (a)	1,509		2,140
Banks - 14.32%					Johnson Matthey PLC	378,411		18,227
Agricultural Bank of China Ltd	9,342,000		4,502		LG Chem Ltd	19,235		5,426
Aozora Bank Ltd	4,373,301		12,713		Methanex Corp	26,800		1,554
Australia & New Zealand Banking Group Ltd	1,133,485		36,272		Nippon Soda Co Ltd	288,000		1,765
Banca Generali SpA	44,133		1,155		PTT Global Chemical PCL (b)	2,419,000		6,100
Banco do Brasil SA	731,454		9,714		Sasol Ltd	189,668		9,692
Bangkok Bank PCL	833,400		5,532		Solvay SA	117,611		18,390
Bank Mandiri Persero Tbk PT	4,691,000		3,582		Ultrapar Participacoes SA	172,400		4,594
Bank of China Ltd	28,006,300		13,149		Yara International ASA	335,405		14,445
Bank of Georgia Holdings PLC	61,759		1,955		Zeon Corp	115,000		1,371
Bank Rakyat Indonesia Persero Tbk PT	5,507,005		3,865					$103,163
Barclays PLC	1,968,541		8,283
Canadian Imperial Bank of Commerce/Canada	211,300		17,976		Commercial Services - 0.44%
China Construction Bank Corp	21,200,129		16,494		Ashtead Group PLC	1,038,509		10,913
China Merchants Bank Co Ltd	3,140,166		6,244		Kroton Educacional SA	317,800		4,696
Compartamos SAB de CV (a)	2,295,479		4,456		Loomis AB	66,321		1,591

See accompanying notes

     Schedule of Investments Diversified International Fund October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Commercial Services (continued)					Engineering & Construction (continued)
OHL Mexico SAB de CV (a)	811,200		$2,082		Vinci SA	332,331		$21,318
Societa Iniziative Autostradali e Servizi SpA	71,161		745					$70,348
Stantec Inc	24,600		1,462
			$21,489		Entertainment - 0.31%
					Gtech Spa	55,801		1,697
Computers - 0.91%					William Hill PLC	2,140,515		13,743
Cap Gemini SA	215,478		14,131					$15,440
CGI Group Inc (a)	529,500		17,764
Ingenico	150,049		11,272		Food - 2.00%
NEC Networks & System Integration Corp	52,600		1,324		Associated British Foods PLC	314,368		11,429
			$44,491		BRF SA	230,900		5,421
					Cia Brasileira de Distribuicao Grupo Pao de	66,315		3,344
Distribution & Wholesale - 0.74%					Acucar ADR
DCC PLC	29,359		1,315		Fuji Oil Co Ltd/Osaka	75,300		1,372
Inchcape PLC	189,562		1,933		JBS SA	1,361,730		4,893
ITOCHU Corp	957,200		11,509		Magnit OJSC	128,341		8,246
Toyota Tsusho Corp	339,100		9,419		Nestle SA	645,196		46,573
Wolseley PLC	225,506		12,153		Premier Foods PLC (a)	230,726		557
			$36,329		Unilever PLC	272,157		11,019
					Uni-President Enterprises Corp	2,730,680		5,200
Diversified Financial Services - 2.85%					Vigor Alimentos SA (c)	16,836		60
Aberdeen Asset Management PLC	51,572		366					$98,114
Azimut Holding SpA	641,600		16,299
Century Tokyo Leasing Corp	46,100		1,458		Forest Products & Paper - 2.32%
Coronation Fund Managers Ltd	155,644		1,270		DS Smith PLC	3,523,687		17,079
Daishin Securities Co Ltd	119,458		997		Mondi PLC	1,525,564		27,250
Daiwa Securities Group Inc	3,187,000		29,109		Smurfit Kappa Group PLC	2,061,669		50,107
Hana Financial Group Inc	156,887		6,033		Sumitomo Forestry Co Ltd	106,266		1,236
Intermediate Capital Group PLC	1,818,446		13,954		Suzano Papel e Celulose SA	389,100		1,577
International Personal Finance PLC	167,456		1,551		Svenska Cellulosa AB SCA	556,074		15,790
Mahindra & Mahindra Financial Services Ltd	314,666		1,446		West Fraser Timber Co Ltd	7,400		678
Malaysia Building Society	1,369,900		1,216					$113,717
Mega Financial Holding Co Ltd	17,677,760		15,307
Mega Financial Holding Co Ltd - Rights	1,407,368		189		Gas - 0.81%
(a),(b),(c)					Gas Natural SDG SA	727,603		17,161
ORIX Corp	2,357,610		40,836		Keyera Corp	138,300		8,184
Paragon Group of Cos PLC	158,249		860		Tokyo Gas Co Ltd	2,656,000		14,412
Provident Financial PLC	60,074		1,522					$39,757
Schroders PLC	176,373		7,279		Hand & Machine Tools - 0.07%
			$139,692		KUKA AG	39,956		1,818
Electric - 0.48%					Techtronic Industries Co	661,368		1,661
Atco Ltd/Canada	21,400		993					$3,479
China Power International Development Ltd	3,563,000		1,397		Healthcare - Products - 0.91%
Huaneng Power International Inc	4,138,000		4,319		Coloplast A/S	486,125		31,699
Tenaga Nasional BHD	5,594,500		16,718		Elekta AB	790,638		11,664
			$23,427		Hogy Medical Co Ltd	23,500		1,367
Electrical Components & Equipment - 0.83%								$44,730
Delta Electronics Inc	1,416,000		7,364		Healthcare - Services - 0.71%
Hitachi Ltd	4,739,639		33,154		Eurofins Scientific	3,883		1,063
			$40,518		Fresenius SE & Co KGaA	114,289		14,836
Electronics - 0.52%					Primary Health Care Ltd	208,078		971
Enplas Corp	26,600		1,753		Ramsay Health Care Ltd	484,580		17,789
Hon Hai Precision Industry Co Ltd	685,592		1,743					$34,659
Jahwa Electronics Co Ltd	38,500		764		Holding Companies - Diversified - 0.26%
Nichicon Corp	110,600		1,158		Alfa SAB de CV	2,123,200		5,813
Omron Corp	408,900		15,604		Emperor International Holdings	3,308,000		959
Phison Electronics Corp	443,000		3,184		KOC Holding AS	696,248		3,418
Truly International Holdings	1,896,000		1,203		Siam Cement PCL/The	179,500		2,534
			$25,409					$12,724

Engineering & Construction - 1.43%					Home Builders - 1.84%
Bilfinger SE	125,218		13,896		Barratt Developments PLC	7,044,753		37,778
Cheung Kong Infrastructure Holdings Ltd	1,331,296		9,264		Persimmon PLC (a)	1,095,570		22,181
China Railway Construction Corp Ltd	7,103,845		7,792		Taylor Wimpey PLC	17,308,311		30,539
Daelim Industrial Co Ltd	39,845		3,699					$90,498
Grupo Aeroportuario del Centro Norte Sab de	442,300		1,508
CV (a)					Home Furnishings - 0.39%
Keller Group PLC	30,842		519		Howden Joinery Group PLC	377,809		1,954
Skanska AB	641,540		12,352		LG Corp	24,171		1,429

See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Home Furnishings (continued)					Mining - 1.20%
Sony Corp	894,300		$15,601		Alamos Gold Inc	45,700		$728
			$18,984		Argonaut Gold Inc (a)	90,788		505
					BHP Billiton Ltd	1,189,903		42,068
Insurance - 5.68%					Grupo Mexico SAB de CV	1,750,200		5,547
Allianz SE	250,439		42,050		Jiangxi Copper Co Ltd	1,292,000		2,477
AXA SA	1,011,333		25,198		Lundin Mining Corp (a)	223,200		1,006
Beazley PLC	410,557		1,506		MMC Norilsk Nickel OJSC ADR	154,977		2,341
Cathay Financial Holding Co Ltd	7,050,584		10,652		PanAust Ltd	718,823		1,364
Challenger Ltd/Australia	383,099		2,173		Sesa Sterlite Ltd ADR(a)	213,342		2,752
Hannover Rueck SE	393,787		31,515					$58,788
Legal & General Group PLC	4,875,503		16,898
MS&AD Insurance Group Holdings	628,700		16,257		Miscellaneous Manufacturing - 0.40%
PICC Property & Casualty Co Ltd	2,460,000		3,772		Amano Corp	57,700		565
Powszechny Zaklad Ubezpieczen SA	39,081		5,948		IMI PLC	480,680		11,694
Prudential PLC	2,263,232		46,285		Largan Precision Co Ltd	109,000		3,712
Sampo	950,254		44,948		Senior PLC	225,457		1,076
Sanlam Ltd	1,602,720		8,602		Singamas Container Holdings Ltd	3,572,000		834
SCOR SE	51,861		1,833		Sunny Optical Technology Group Co Ltd	547,000		530
Standard Life PLC	3,700,189		20,884		Trelleborg AB	75,392		1,423
			$278,521					$19,834

Internet - 0.70%					Office & Business Equipment - 0.24%
Ctrip.com International Ltd ADR(a)	54,057		2,933		Ricoh Co Ltd	997,000		10,529
Mail.ru Group Ltd	89,375		3,296		Seiko Epson Corp	90,500		1,477
Quindell Portfolio PLC (a)	3,236,112		817					$12,006
Rightmove PLC	27,247		1,159
SouFun Holdings Ltd ADR	15,580		829		Oil & Gas - 5.75%
					Afren PLC (a)	863,781		2,184
Tencent Holdings Ltd	403,200		21,987		Bangchak Petroleum PCL/The (b)	896,000		958
Yandex NV (a)	87,641		3,230
					Bellatrix Exploration Ltd (a)	223,500		1,674
			$34,251		BP PLC	842,021		6,536
Iron & Steel - 1.20%					Canadian Natural Resources Ltd	1,036,300		32,889
APERAM	41,218		706		China Petroleum & Chemical Corp	2,163,400		1,751
BlueScope Steel Ltd (a)	233,060		1,100		CNOOC Ltd	6,265,000		12,743
Cia Siderurgica Nacional SA ADR	731,410		4,052		Ecopetrol SA ADR	98,058		4,644
Fortescue Metals Group Ltd	4,118,765		20,200		Gazprom OAO ADR	2,047,527		19,139
Gerdau SA ADR	435,265		3,452		Husky Energy Inc	746,100		21,210
Hyundai Steel Co	67,062		5,522		Lukoil OAO ADR	218,400		14,304
Kumba Iron Ore Ltd	80,746		3,380		OMV AG	419,102		19,992
Kyoei Steel Ltd	45,900		950		PetroChina Co Ltd	2,257,131		2,570
POSCO ADR	82,288		6,127		Petroleo Brasileiro SA ADR	735,592		12,821
Salzgitter AG	21,615		951		Premier Oil PLC	147,285		819
Voestalpine AG	260,541		12,291		PTT Exploration & Production PCL (b)	673,000		3,642
			$58,731		Reliance Industries Ltd	589,558		8,772
					Repsol SA	743,356		19,930
Lodging - 0.54%					RMP Energy Inc (a)	332,300		1,989
Galaxy Entertainment Group Ltd (a)	1,580,000		11,795
					Rosneft OAO	737,823		5,825
MGM China Holdings Ltd	4,327,200		14,920		Royal Dutch Shell PLC - A Shares	478,207		15,922
			$26,715		Royal Dutch Shell PLC - B Shares	635,550		22,006
Machinery - Diversified - 0.42%					Seadrill Ltd	596,200		27,591
Bucher Industries AG	1,650		458		SK Holdings Co Ltd	52,228		9,466
Daifuku Co Ltd	155,000		1,993		Vermilion Energy Inc	202,500		11,131
Daihen Corp	168,000		718		Whitecap Resources Inc	133,637		1,552
Duerr AG	28,680		2,510					$282,060
Mitsubishi Heavy Industries Ltd	2,055,000		13,060		Oil & Gas Services - 0.06%
OC Oerlikon Corp AG (a)	116,351		1,627
					China Oilfield Services Ltd	982,000		2,744
			$20,366

Media - 2.04%					Packaging & Containers - 0.92%
Grupo Televisa SAB ADR	252,441		7,684		Amcor Ltd/Australia	2,715,991		27,824
ITV PLC	10,663,161		32,604		Rexam PLC	2,077,658		17,306
Mediaset SpA (a)	3,350,198		16,730
								$45,130
Naspers Ltd	130,378		12,204
ProSiebenSat.1 Media AG	409,629		19,475		Pharmaceuticals - 7.49%
Societe Television Francaise 1	490,676		9,454		Aurobindo Pharma Ltd	259,060		912
TV Asahi Corp	90,269		2,097		Bayer AG	388,942		48,249
			$100,248		BTG PLC (a)	1,066,547		7,177
					Chong Kun Dang Pharm Corp (b)	35,858		2,694
Metal Fabrication & Hardware - 0.04%					GlaxoSmithKline PLC	733,436		19,335
Hyosung Corp	31,160		2,101		Kaken Pharmaceutical Co Ltd	62,000		968
					Novartis AG	827,310		64,218
					Novo Nordisk A/S	257,025		42,808

See accompanying notes

     Schedule of Investments Diversified International Fund October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000		's)

Pharmaceuticals (continued)					Telecommunications - 6.01%
Roche Holding AG	339,668		$93,930		America Movil SAB de CV ADR	201,848		$4,321
Sanofi	415,425		44,294		BT Group PLC	7,975,807		48,259
Sawai Pharmaceutical Co Ltd	16,000		1,170		China Mobile Ltd	811,876		8,437
Shire PLC	841,829		37,133		China Unicom Hong Kong Ltd	2,210,000		3,458
Sun Pharmaceutical Industries Ltd	474,114		4,690		China Wireless Technologies Ltd	3,925,785		1,468
			$367,578		Chunghwa Telecom Co Ltd	1,441,000		4,626
					FIH Mobile Ltd (a)	1,757,000		990
Pipelines - 0.71%					Freenet AG	497,179		12,914
AltaGas Ltd	218,000		8,071		GN Store Nord A/S	77,302		1,763
TransCanada Corp	594,200		26,779		KDDI Corp	836,300		45,291
			$34,850		LG Uplus Corp (a)	230,660		2,641
Real Estate - 2.55%					MegaFon OAO	113,547		4,122
Brookfield Asset Management Inc	1,194,158		47,278		MTN Group Ltd	509,570		10,129
Country Garden Holdings Co Ltd	9,776,000		6,704		Nippon Telegraph & Telephone Corp	690,276		35,881
Ez Tec Empreendimentos e Participacoes SA	35,434		521		Samart Corp PCL (b)	1,867,600		1,212
IMMOFINANZ AG (a)	3,068,285		13,438		SK Telecom Co Ltd	35,348		7,703
K Wah International Holdings Ltd	2,758,000		1,513		SoftBank Corp	631,700		47,175
KWG Property Holding Ltd	2,480,350		1,606		Telekomunikasi Indonesia Persero Tbk PT	24,619,000		5,121
Mah Sing Group Bhd	1,251,000		887		TeliaSonera AB	2,187,015		18,084
Mitsui Fudosan Co Ltd	1,026,000		33,987		Vodafone Group PLC	8,605,659		30,977
Shenzhen Investment Ltd	2,156,000		863					$294,572
Shimao Property Holdings Ltd	221,500		557		Toys, Games & Hobbies - 0.20%
Sumitomo Realty & Development Co Ltd	330,000		15,614		Namco Bandai Holdings Inc	521,700		9,834
Sunac China Holdings Ltd	1,661,000		1,153
Tokyo Tatemono Co Ltd	86,000		807
			$124,928		Transportation - 3.45%
					AP Moeller - Maersk A/S - B shares	1,707		16,515
REITS - 0.97%					Canadian National Railway Co	438,900		48,220
Japan Hotel REIT Investment Corp	1,691		798		Canadian Pacific Railway Ltd	321,500		45,956
Mirvac Group	8,315,153		13,670		Deutsche Post AG	564,870		19,077
RioCan Real Estate Investment Trust	496,600		12,121		East Japan Railway Co	350,200		30,422
Westfield Group	2,045,698		20,935		Seino Holdings Co Ltd	801,000		7,911
			$47,524		Senko Co Ltd	196,000		1,057
Retail - 3.07%								$169,158
Alimentation Couche Tard Inc	585,139		39,632		TOTAL COMMON STOCKS			$4,740,790
Aoyama Trading Co Ltd	36,632		934		PREFERRED STOCKS - 0.67%	Shares Held	Value	(000	's)
Cie Financiere Richemont SA	356,756		36,586		Banks - 0.26%
Dollarama Inc	463,000		39,797		Banco Bradesco SA	208,630		3,006
GS Home Shopping Inc	2,848		656		Itau Unibanco Holding SA	614,607		9,493
Jean Coutu Group PJC Inc/The	71,900		1,271					$12,499
Lawson Inc	155,800		12,494
Man Wah Holdings Ltd	1,399,600		2,412		Food - 0.03%
Pandora A/S	298,348		14,224		Cia Brasileira de Distribuicao Grupo Pao de	34,400		1,706
Shimachu Co Ltd	46,600		1,132		Acucar
Tsuruha Holdings Inc	15,130		1,374

			$150,512		Iron & Steel - 0.31%
Semiconductors - 2.65%					Vale SA	1,047,823		15,360
ARM Holdings PLC	1,610,795		25,241
Chipbond Technology Corp	432,000		873		Telecommunications - 0.07%
King Yuan Electronics Co Ltd	2,603,840		1,816		Telefonica Brasil SA	157,400		3,469
MediaTek Inc	720,000		9,844
Samsung Electronics Co Ltd	34,418		47,464		TOTAL PREFERRED STOCKS			$33,034
SK Hynix Inc (a)	245,290		7,381
Taiwan Semiconductor Manufacturing Co Ltd	6,157,544		22,694			Maturity
Tokyo Electron Ltd	267,100		14,656		REPURCHASE AGREEMENTS - 2.50%	Amount (000's)	Value	(000	's)
			$129,969		Banks - 2.50%
					Investment in Joint Trading Account; Barclays $ 29,218			$29,218
Shipbuilding - 0.02%					Bank PLC Repurchase Agreement; 0.07%
Mitsui Engineering & Shipbuilding Co Ltd	623,000		1,223		dated 10/31/2013 maturing 11/01/2013
					(collateralized by US Government
Software - 0.42%					Securities; $29,802,069; 0.25% - 2.63%;
HCL Technologies Ltd	390,481		6,961		dated 06/30/15 - 08/15/20)
Tech Mahindra Ltd	234,225		5,912		Investment in Joint Trading Account; Credit	21,913		21,913
UBISOFT Entertainment (a)	594,176		7,648		Suisse Repurchase Agreement; 0.08%
			$20,521		dated 10/31/2013 maturing 11/01/2013
					(collateralized by US Government
Storage & Warehousing - 0.02%					Securities; $22,351,552; 0.00%; dated
Sumitomo Warehouse Co Ltd/The	131,000		768		08/15/16 - 08/15/37)

See accompanying notes

     Schedule of Investments Diversified International Fund October 31, 2013

			Portfolio Summary (unaudited)

REPURCHASE AGREEMENTS	Maturity		Country	Percent
(continued)	Amount (000's) Value (000's)		Japan	16.83%
			United Kingdom	15.92%
Banks (continued)			Canada	8.70%
Investment in Joint Trading Account; Deutsche $	48,696	$48,696	Germany	6 .65%
Bank Repurchase Agreement; 0.11% dated			Switzerland	5.47%
10/31/2013 maturing 11/01/2013			France	4.91%
(collateralized by US Government			Australia	4.54%
Securities; $49,670,116; 0.00% - 5.50%;			Sweden	4 .37%
dated 12/27/13 - 07/15/36)			China	2.94%
Investment in Joint Trading Account; Merrill	22,788	22,788	Korea, Republic Of	2 .90%
Lynch Repurchase Agreement; 0.09%			United States	2 .51%
dated 10/31/2013 maturing 11/01/2013			Ireland	2.35%
(collateralized by US Government			Denmark	2 .24%
Securities; $23,243,528; 0.00% - 7.13%;			Brazil	1.96%
dated 03/15/14 - 01/15/48)			Taiwan, Province Of China	1.86%
		$122,615	Belgium	1.74%
TOTAL REPURCHASE AGREEMENTS		$122,615	Russian Federation	1 .40%
Total Investments		$4,896,439	South Africa	1 .09%
Other Assets in Excess of Liabilities, Net - 0.17%		$8,358	Hong Kong	1.03%
TOTAL NET ASSETS - 100.00%		$4,904,797	India	0 .97%
			Norway	0 .95%
			Austria	0 .94%
(a) Non-Income Producing Security			Finland	0.92%
(b)	Fair value of these investments is determined in good faith by the		Netherlands	0 .84%
Manager under procedures established and periodically reviewed by the			Mexico	0 .82%
Board of Directors. At the end of the period, the fair value of these			Italy	0 .78%
securities totaled $26,204 or 0.53% of net assets.			Spain	0 .76%
(c) Security is Illiquid			Singapore	0.74%
			Malaysia	0 .59%
			Bermuda	0 .56%
			Thailand	0 .40%
			Macao	0.30%
			Indonesia	0.26%
			Turkey	0 .22%
			Poland	0 .12%
			Colombia	0 .10%
			Peru	0 .07%
			Luxembourg	0 .04%
			Georgia	0 .04%
			Other Assets in Excess of Liabilities, Net	0 .17%
			TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments Equity Income Fund October 31, 2013

COMMON STOCKS - 98.15%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 2.80%					Healthcare - Products - 1.74%
Lockheed Martin Corp	618,936		$82,529		Becton Dickinson and Co	361,765		$38,032
Raytheon Co	792,473		65,276		Medtronic Inc	936,036		53,729
			$147,805					$91,761

Apparel - 1.34%					Insurance - 7.54%
VF Corp	328,227		70,569		ACE Ltd	1,125,667		107,434
					Allstate Corp/The	1,066,789		56,604
					Chubb Corp/The	403,654		37,168
Automobile Manufacturers - 0.88%					Fidelity National Financial Inc	2,411,223		67,876
PACCAR Inc	837,653		46,574		MetLife Inc	2,322,121		109,860
					Swiss Re AG ADR	220,219		19,368
Automobile Parts & Equipment - 1.44%								$398,310
Autoliv Inc	539,350		48,126
Johnson Controls Inc	599,167		27,652		Machinery - Diversified - 1.94%
			$75,778		Deere & Co	1,250,079		102,306

Banks - 8.65%
Australia & New Zealand Banking Group Ltd	449,485		14,411		Media - 0.39%
ADR					Walt Disney Co/The	300,985		20,645
Bank of Nova Scotia	828,489		50,347
Grupo Financiero Santander Mexico SAB de	1,542,126		21,790		Mining - 0.62%
CV ADR					BHP Billiton Ltd ADR	461,407		32,617
JP Morgan Chase & Co	1,969,657		101,516
M&T Bank Corp	425,781		47,913
PNC Financial Services Group Inc/The	1,083,432		79,665		Miscellaneous Manufacturing - 1.80%
US Bancorp/MN	1,853,058		69,230		3M Co	215,494		27,120
Wells Fargo & Co	1,680,813		71,754		Parker Hannifin Corp	581,744		67,901
			$456,626					$95,021
					Oil & Gas - 12.63%
Beverages - 0.79%					Chevron Corp	638,320		76,573
Coca-Cola Co/The	1,056,533		41,807		Crescent Point Energy Corp	1,762,880		68,459
					Exxon Mobil Corp	864,952		77,517
Chemicals - 1.06%					Marathon Oil Corp	1,461,156		51,520
Air Products & Chemicals Inc	215,795		23,524		Marathon Petroleum Corp	1,069,620		76,649
EI du Pont de Nemours & Co	528,287		32,331		Occidental Petroleum Corp	1,110,002		106,649
			$55,855		Penn West Petroleum Ltd	4,716,997		52,783
					Royal Dutch Shell PLC - B shares ADR	1,429,774		99,398
Computers - 1.77%					Total SA ADR	939,777		57,496
Apple Inc	178,478		93,228					$667,044

					Pharmaceuticals - 11.77%
Distribution & Wholesale - 1.07%					Abbott Laboratories	1,441,632		52,692
Genuine Parts Co	717,286		56,544		AbbVie Inc	1,293,983		62,693
					GlaxoSmithKline PLC ADR	1,253,002		65,945
Diversified Financial Services - 3.09%					Johnson & Johnson	558,656		51,737
BlackRock Inc	365,182		109,850		Merck & Co Inc	2,193,354		98,898
Discover Financial Services	1,031,729		53,526		Novartis AG ADR	790,249		61,284
			$163,376		Pfizer Inc	3,412,617		104,699
					Roche Holding AG ADR	1,047,700		72,648
Electric - 3.57%					Teva Pharmaceutical Industries Ltd ADR	1,375,668		51,024
NextEra Energy Inc	729,835		61,854					$621,620
Northeast Utilities	1,019,397		43,722
Wisconsin Energy Corp	866,789		36,500		Pipelines - 3.81%
Xcel Energy Inc	1,615,740		46,630		Enterprise Products Partners LP	1,185,399		75,012
			$188,706		Kinder Morgan Energy Partners LP	693,717		55,983
					Kinder Morgan Inc/DE	1,982,433		70,000
Electrical Components & Equipment - 0.45%								$200,995
Emerson Electric Co	358,427		24,004
					Private Equity - 1.07%

Electronics - 0.69%					KKR & Co LP	2,585,640		56,755
Honeywell International Inc	422,957		36,683
					REITS - 4.34%
					American Capital Agency Corp	3,219,213		69,921
Food - 2.59%					Annaly Capital Management Inc	5,583,134		65,825
Kraft Foods Group Inc	950,483		51,687
Kroger Co/The	1,990,260		85,263		Digital Realty Trust Inc	1,961,457		93,483
			$136,950					$229,229
					Retail - 2.28%
Gas - 1.01%					Costco Wholesale Corp	195,126		23,025
Sempra Energy	585,064		53,323		McDonald's Corp	505,167		48,758
					Tiffany & Co	614,245		48,630
								$120,413

See accompanying notes

Schedule of Investments Equity Income Fund October 31, 2013

					Portfolio Summary (unaudited)

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	Sector	Percent
					Financial	26.92%
Semiconductors - 5.50%					Consumer, Non-cyclical	16.89%
Applied Materials Inc	2,979,191		$53,179		Energy	16.44%
Intel Corp	3,578,987		87,435		Consumer, Cyclical	10.97%
Maxim Integrated Products Inc	1,597,127		47,435		Industrial	10.31%
Microchip Technology Inc	1,428,198		61,355		Technology	8 .82%
Taiwan Semiconductor Manufacturing Co Ltd	2,221,311		40,894		Utilities	4.58%
ADR					Communications	3.77%
			$290,298		Basic Materials	1 .68%
					Liabilities in Excess of Other Assets, Net	(0.38)%
Software - 1.55%					TOTAL NET ASSETS	100.00%
Microsoft Corp	2,314,578		81,820

Telecommunications - 3.38%
BCE Inc	1,082,724		47,131
CenturyLink Inc	1,338,772		45,331
Verizon Communications Inc	430,856		21,763
Vodafone Group PLC ADR	1,745,013		64,251
			$178,476

Toys, Games & Hobbies - 3.96%
Hasbro Inc	1,647,076		85,071
Mattel Inc	2,793,014		123,926
			$208,997

Transportation - 2.63%
Norfolk Southern Corp	522,055		44,907
Union Pacific Corp	255,526		38,687
United Parcel Service Inc	562,343		55,244
			$138,838
TOTAL COMMON STOCKS			$5,182,973
	Maturity
REPURCHASE AGREEMENTS - 2.23% Amount (000's)		Value	(000	's)

Banks - 2.23%
Investment in Joint Trading Account; Barclays $	28,042		$28,042
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $28,602,688; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	21,031		21,031
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $21,452,016; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	46,737		46,736
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $47,671,147; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	21,871		21,871
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $22,308,095; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
			$117,680
TOTAL REPURCHASE AGREEMENTS			$117,680
Total Investments			$5,300,653
Liabilities in Excess of Other Assets, Net - (0.38)%			$(20,069)
TOTAL NET ASSETS - 100.00%			$5,280,584

See accompanying notes

     Schedule of Investments Global Diversified Income Fund October 31, 2013

COMMON STOCKS - 31.34%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 0.28%					Diversified Financial Services - 0.30%
BAE Systems PLC	1,046,135		$7,631		Intermediate Capital Group PLC	662,851		$5,087
General Dynamics Corp	58,941		5,106		Macquarie Group Ltd	200,665		9,652
L-3 Communications Holdings Inc	42,432		4,262		Waddell & Reed Financial Inc	154,518		9,541
Lockheed Martin Corp	43,646		5,820					$24,280

			$22,819		Electric - 5.75%
Agriculture - 0.29%					Avista Corp	140,906		3,916
Altria Group Inc	300,268		11,179		Cia Energetica de Minas Gerais ADR	890,998		7,992
British American Tobacco PLC	51,336		2,833		Dominion Resources Inc/VA	560,000		35,700
Philip Morris International Inc	54,761		4,880		DTE Energy Co (d)	576,638		39,869
Souza Cruz SA	286,900		3,103		Duke Energy Corp	246,000		17,646
Universal Corp/VA	28,700		1,522		Entergy Corp (d)	587,539		38,026
			$23,517		Integrys Energy Group Inc (d)	402,500		23,619
					ITC Holdings Corp (d)	339,829		34,183
Airlines - 0.00%					NextEra Energy Inc (d)	600,000		50,850
Global Aviation Holdings Inc (a),(b),(c)	254,946		—
					Northeast Utilities (d)	263,000		11,280
					NRG Yield Inc	100,000		3,542
Automobile Manufacturers - 0.11%					PG&E Corp (d)	394,900		16,527
Daimler AG	110,786		9,071		Pinnacle West Capital Corp (d)	607,625		34,045
					Portland General Electric Co	460,000		13,202
					PPL Corp (d)	650,000		19,909
Automobile Parts & Equipment - 0.11%					Public Service Enterprise Group Inc	168,854		5,657
Aisin Seiki Co Ltd	110,800		4,501		SCANA Corp (d)	608,500		28,374
Xinyi Glass Holdings Ltd	4,238,000		4,197		Southern Co/The (d)	577,000		23,605
			$8,698		SSE PLC	400,000		9,074
Banks - 1.86%					TECO Energy Inc	390,000		6,696
Australia & New Zealand Banking Group Ltd	437,420		13,998		UNS Energy Corp	50,978		2,522
Banco do Brasil SA	648,200		8,608		Westar Energy Inc	585,000		18,492
Bank of China Ltd	15,024,000		7,054		Wisconsin Energy Corp (d)	635,000		26,740
Bank of Montreal	160,187		11,157					$471,466
Bank of Nova Scotia	149,840		9,110		Electrical Components & Equipment - 0.20%
Canadian Imperial Bank of	124,300		10,574		Emerson Electric Co (d)	188,411		12,618
Commerce/Canada					Hitachi Ltd	535,000		3,742
China CITIC Bank Corp Ltd	13,521,000		7,602					$16,360
Chongqing Rural Commercial Bank	7,341,000		3,709
Commonwealth Bank of Australia	81,191		5,846		Electronics - 0.14%
Fifth Third Bancorp	177,122		3,371		Honeywell International Inc	74,056		6,423
HSBC Holdings PLC	7,008		77		Omron Corp	129,300		4,934
JP Morgan Chase & Co (d)	121,594		6,267					$11,357
National Bank of Canada	127,048		11,025
Royal Bank of Canada	157,806		10,597		Engineering & Construction - 0.46%
Sumitomo Mitsui Financial Group Inc	134,300		6,491		ACS Actividades de Construccion y Servicios	234,826		7,708
Sumitomo Mitsui Trust Holdings Inc	1,949,000		9,626		SA
Toronto-Dominion Bank/The	110,000		10,090		Alion Science and Technology Corp -	7,750		—
Wells Fargo & Co (d)	87,256		3,725		Warrants (a),(b),(c)
Westpac Banking Corp	410,661		13,333		Bouygues SA	219,829		8,577
			$152,260		Ferrovial SA	406,744		7,756
					NCC AB	91,589		2,817
Beverages - 0.04%					Vinci SA	167,065		10,717
Britvic PLC	353,999		3,548					$37,575

					Entertainment - 0.11%
Biotechnology - 0.08%					Gtech Spa	122,737		3,731
PDL BioPharma Inc	806,916		6,528		Regal Entertainment Group	268,574		5,106
								$8,837

Chemicals - 0.25%					Forest Products & Paper - 0.07%
Johnson Matthey PLC	65,365		3,148		DS Smith PLC	722,732		3,503
LyondellBasell Industries NV	135,085		10,077		UPM-Kymmene OYJ	160,431		2,547
Sasol Ltd	145,637		7,442					$6,050
			$20,667
					Gas - 1.46%
Commercial Services - 0.14%					AGL Resources Inc	134,302		6,428
Dai Nippon Printing Co Ltd	385,000		4,045		Atmos Energy Corp	114,169		5,054
Randstad Holding NV	84,398		5,198		Gas Natural SDG SA	346,164		8,165
Valassis Communications Inc	67,096		1,836		National Grid PLC	1,850,000		23,271
			$11,079		National Grid PLC ADR(d)	307,000		19,320
Computers - 0.04%					New Jersey Resources Corp	183,500		8,447
					NiSource Inc (d)	470,000		14,814
Lexmark International Inc	99,109		3,523
					Sempra Energy	200,000		18,228
					Snam SpA	204,000		1,051
					South Jersey Industries Inc (d)	70,000		4,168

See accompanying notes

     Schedule of Investments Global Diversified Income Fund October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Gas (continued)					Oil & Gas Services - 0.03%
Vectren Corp	156,140		$5,452		National Oilwell Varco Inc	30,000		$2,435
Western Gas Equity Partners LP (b),(d)	142,200		5,362

			$119,760		Packaging & Containers - 0.06%
Healthcare - Products - 0.13%					Packaging Corp of America	78,274		4,875
Medtronic Inc	100,133		5,748
St Jude Medical Inc	87,655		5,030		Pharmaceuticals - 0.60%
			$10,778		Cardinal Health Inc	119,140		6,989
Healthcare - Services - 0.06%					Johnson & Johnson	72,317		6,697
WellPoint Inc	62,886		5,333		Novartis AG	115,809		8,989
					Omnicare Inc	195,923		10,805
					Pfizer Inc (d)	222,025		6,812
Holding Companies - Diversified - 0.05%					Roche Holding AG	31,306		8,657
Wharf Holdings Ltd	461,437		3,883					$48,949

					Pipelines - 6.71%
Insurance - 0.88%					Access Midstream Partners LP (d)	398,400		21,330
Allianz SE	34,280		5,756		Buckeye Partners LP (b),(d)	474,749		31,936
Allstate Corp/The	184,318		9,780		Crosstex Energy LP	84,250		2,143
AXA SA	415,911		10,362		DCP Midstream Partners LP (d)	264,074		12,829
Axis Capital Holdings Ltd	96,494		4,576		Energy Transfer Equity LP (d)	495,020		33,458
Baloise Holding AG	52,706		6,123		Energy Transfer Partners LP (d)	208,535		11,046
CNP Assurances	137,544		2,423		Enterprise Products Partners LP (d)	817,300		51,718
Everest Re Group Ltd	32,395		4,980		Genesis Energy LP (d)	207,234		10,561
Fidelity National Financial Inc	249,582		7,026		Kinder Morgan Energy Partners LP (d)	219,545		17,717
Porto Seguro SA	227,400		2,857		Kinder Morgan Inc/DE (d)	112,970		3,989
Powszechny Zaklad Ubezpieczen SA	29,350		4,467		Magellan Midstream Partners LP (b),(d)	752,428		45,176
SCOR SE	133,830		4,731		MarkWest Energy Partners LP (d)	484,048		35,955
Travelers Cos Inc/The	105,095		9,070		MPLX LP (b),(d)	273,290		10,068
			$72,151		Oiltanking Partners LP (b),(d)	128,142		7,381
Iron & Steel - 0.08%					ONEOK Inc	501,635		28,342
Fortescue Metals Group Ltd	1,355,966		6,650		Phillips 66 Partners LP	61,314		2,060
					Plains All American Pipeline LP (d)	775,846		39,739
					Plains GP Holdings LP (a)	133,726		2,981
Leisure Time - 0.03%					Regency Energy Partners LP (b),(d)	673,300		17,163
Travelport LLC (a),(c)	2,425,460		2,316
					Spectra Energy Corp	546,100		19,425
					Sunoco Logistics Partners LP (b),(d)	534,893		37,539
Media - 0.43%					Targa Resources Partners LP (d)	229,747		11,972
Comcast Corp - Class A (d)	300,000		14,274		Tesoro Logistics LP (b),(d)	226,500		12,163
Gannett Co Inc	234,528		6,489		TransCanada Corp (d)	200,000		9,022
HMH Holdings Inc (a),(c)	399,364		6,390		Western Gas Partners LP (b),(d)	280,087		16,836
Time Warner Cable Inc	70,000		8,411		Williams Cos Inc/The (d)	1,205,620		43,053
			$35,564		Williams Partners LP	270,000		13,883
								$549,485
Mining - 0.05%
BHP Billiton Ltd	118,872		4,203		Real Estate - 0.81%
					Agile Property Holdings Ltd	5,234,000		6,317
					Atrium European Real Estate Ltd (b)	347,000		2,076
Office & Business Equipment - 0.07%					Citycon OYJ	1,176,965		4,196
Pitney Bowes Inc	281,179		6,000		Country Garden Holdings Co Ltd	5,500,000		3,772
					Fabege AB	300,900		3,464
Oil & Gas - 1.64%					Henderson Land Development Co Ltd	431,200		2,552
BP PLC ADR	200,000		9,300		Hongkong Land Holdings Ltd	442,000		2,718
Cenovus Energy Inc	120,000		3,566		Hyprop Investments Ltd	246,497		1,826
Chevron Corp (d)	54,356		6,521		KWG Property Holding Ltd	2,200,000		1,424
ConocoPhillips (d)	193,371		14,174		Mitsubishi Estate Co Ltd	383,200		10,952
Crescent Point Energy Corp	94,800		3,681		Mitsui Fudosan Co Ltd	287,400		9,520
Energen Corp	15,000		1,175		Nomura Real Estate Holdings Inc	111,500		2,821
Eni SpA	266,650		6,769		Poly Property Group Co Ltd	7,241,000		4,439
Exxon Mobil Corp (d)	151,044		13,537		Religare Health Trust	2,231,000		1,427
Hess Corp	81,125		6,587		Shimao Property Holdings Ltd	886,000		2,227
Husky Energy Inc	116,950		3,325		Sino Land Co Ltd	1,760,000		2,468
Occidental Petroleum Corp	95,000		9,128		Sun Hung Kai Properties Ltd	306,400		4,013
Penn West Petroleum Ltd (d)	500,000		5,595					$66,212
Repsol SA	325,596		8,730		REITS - 3.07%
Seadrill Ltd	310,000		14,452		AIMS AMP Capital Industrial REIT	2,708,000		3,443
Statoil ASA	273,614		6,474		Alexandria Real Estate Equities Inc	50,000		3,289
Total SA	239,321		14,708		American Tower Corp	485,000		38,485
Valero Energy Corp	163,000		6,711		Apartment Investment & Management Co	135,000		3,777
			$134,433		Ascendas Real Estate Investment Trust	1,168,000		2,221
					Ashford Hospitality Trust Inc (d)	133,800		1,748

See accompanying notes

     Schedule of Investments Global Diversified Income Fund October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)		COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS (continued)						Semiconductors - 0.05%
Astro Japan Property Group (b)	1,000,051		$3,407			KLA-Tencor Corp	65,650		$4,307
Australian Industrial REIT (a)	310,000		612
Boston Properties Inc (d)	45,277		4,686
BRE Properties Inc	40,000		2,184			Software - 0.16%
Cambridge Industrial Trust	2,744,372		1,544			CA Inc	161,853		5,141
Camden Property Trust (d)	161,241		10,352			Microsoft Corp	233,953		8,270
Campus Crest Communities Inc (d)	259,071		2,593						$13,411
Canadian Apartment Properties REIT	65,000		1,342			Storage & Warehousing - 0.03%
Challenger Diversified Property Group (b)	482,500		1,190			Safestore Holdings PLC	1,078,258		2,563
Corrections Corp of America	213,157		7,887
CubeSmart (d)	176,200		3,219
CYS Investments Inc (d)	245,383		2,083			Telecommunications - 3.61%
						AT&T Inc (d)	1,116,518		40,418
DCT Industrial Trust Inc (d)	208,000		1,612
						BCE Inc (d)	900,000		39,177
DDR Corp	175,000		2,966
Duke Realty Corp	274,000		4,540			BT Group PLC	1,000,000		6,051
						CenturyLink Inc (d)	660,000		22,348
Dundee Real Estate Investment Trust	47,300		1,312			Cleveland Unlimited Inc - Warrants (a),(b),(c)	2,756		28
EPR Properties (d)	76,979		3,954
Equity One Inc (d)	46,952		1,132			Deutsche Telekom AG	725,022		11,394
Equity Residential	72,496		3,796			Freenet AG	115,520		3,001
Essex Property Trust Inc (d)	12,635		2,034			Orange SA	350,283		4,815
Eurocommercial Properties NV	30,000		1,275			SK Telecom Co Ltd	37,586		8,191
Extra Space Storage Inc	145,716		6,702			TDC A/S	789,673		7,133
Federation Centres Ltd	1,800,000		4,224			Telecom Corp of New Zealand Ltd	2,500,000		4,851
						Telefonica Brasil SA ADR(d)	340,000		7,541
Fortune Real Estate Investment Trust	1,550,000		1,252
Frasers Commercial Trust	937,000		972			Telenor ASA	212,103		5,096
General Growth Properties Inc	250,000		5,308			TeliaSonera AB	1,056,239		8,734
Great Portland Estates PLC	286,548		2,633			TELUS Corp	600,000		20,958
						Verizon Communications Inc (d)	1,037,109		52,384
Hammerson PLC	292,700		2,480			Vodafone Group PLC ADR(d)	850,000		31,297
Health Care REIT Inc	51,080		3,313
Hospitality Properties Trust (d)	92,380		2,714			Vodafone Group PLC	6,194,789		22,299
Japan Hotel REIT Investment Corp	8,341		3,935						$295,716
Kenedix Realty Investment Corp	752		3,378			Toys, Games & Hobbies - 0.13%
Kenedix Residential Investment Corp	400		859			Hasbro Inc	115,342		5,958
Kite Realty Group Trust	245,000		1,568			Namco Bandai Holdings Inc	232,000		4,373
Land Securities Group PLC	266,593		4,226						$10,331
Liberty Property Trust (d)	86,700		3,224
Medical Properties Trust Inc	355,000		4,629			Transportation - 0.61%
Mirvac Group	3,341,762		5,494			CEVA Group PLC (a),(c)	123		114
Nippon Prologis REIT Inc	200		1,997			Deutsche Post AG	281,993		9,523
Nomura Real Estate Master Fund Inc	1,844		1,889			Kansas City Southern	37,500		4,557
Orix JREIT Inc	1,052		1,312			Nippon Yusen KK	1,701,000		5,198
Pennsylvania Real Estate Investment Trust (d)	68,000		1,233			Union Pacific Corp (d)	200,000		30,280
Primary Health Properties PLC	82,000		426						$49,672
Prologis Inc	185,500		7,411		Water	- 0.21%
Public Storage (d)	18,327		3,060
						American Water Works Co Inc (d)	270,000		11,575
Sabra Health Care REIT Inc	80,000		2,152			Cia de Saneamento Basico do Estado de Sao	520,000		5,517
Saul Centers Inc	49,500		2,327			Paulo ADR
Senior Housing Properties Trust	189,500		4,669
Simon Property Group Inc (d)	95,847		14,813						$17,092
SL Green Realty Corp	36,000		3,405			TOTAL COMMON STOCKS			$2,567,847
Societe de la Tour Eiffel	12,700		853			CONVERTIBLE PREFERRED STOCKS
STAG Industrial Inc	58,000		1,213			- 0.03%	Shares Held	Value	(000	's)
Summit Hotel Properties Inc	540,500		4,967		Banks	- 0.03%
Sun Communities Inc	25,000		1,114			Wells Fargo & Co	2,310		2,631
Suntec Real Estate Investment Trust	1,287,000		1,771
Top REIT Inc (b)	575		2,683			TOTAL CONVERTIBLE PREFERRED STOCKS			$2,631
Unibail-Rodamco SE	12,320		3,228			PREFERRED STOCKS - 5.33%	Shares Held	Value	(000	's)
Vastned Retail NV	71,000		3,281
Vornado Realty Trust	74,800		6,662		Banks	- 1.82%
Wereldhave NV	50,000		3,885			AgriBank FCB (a),(e)	22,600		2,270
Westfield Group	181,579		1,858			Ally Financial Inc 7.25%	27,000		679
Workspace Group PLC	265,000		2,080			Ally Financial Inc 7.30%	172,000		4,348
			$251,883			Ally Financial Inc 7.38%	76,000		1,924
						Bank of America Corp 6.63%; Series I	180,750		4,537
Retail - 0.15%						Bank of New York Mellon Corp/The	80,600		1,678
Lowe's Cos Inc	147,403		7,338			Barclays Bank PLC 8.13%	213,900		5,457
Wendy's Co/The	560,697		4,872			BB&T Corp 5.20%	6,653		134
			$12,210			BB&T Corp 5.63%	93,623		1,985
						Capital One Financial Corp	208,100		4,638
						Citigroup Inc (a)	163,700		4,052
						Citigroup Inc 5.80%	12,001		255

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

PREFERRED STOCKS (continued)	Shares Held	Value	(000	's)	PREFERRED STOCKS (continued)	Shares Held	Value	(000	's)

Banks (continued)					Insurance (continued)
Citigroup Inc 7.13%	223,000		$5,778		Axis Capital Holdings Ltd 5.50%	306,000		$6,120
City National Corp/CA	303,792		6,167		Axis Capital Holdings Ltd 6.88%	244,596		5,980
COBANK ACB 11.00%; Series D	8,400		448		Delphi Financial Group Inc 7.38%	286,774		7,169
Countrywide Capital V	1,166		29		Hartford Financial Services Group Inc	222,551		6,423
Deutsche Bank Contingent Capital Trust II	609,879		15,284		ING Groep NV 6.13%	146,000		3,396
Deutsche Bank Contingent Capital Trust III	117,535		3,120		ING Groep NV 7.05%	122,664		3,064
Deutsche Bank Contingent Capital Trust V	38,900		1,053		PartnerRe Ltd 5.88%	9,762		210
FirstMerit Corp	3,250		70		PartnerRe Ltd 7.25%	149,437		3,830
HSBC Holdings PLC 8.00%	699,725		19,137		Protective Life Corp 6.25%	220,300		5,085
HSBC USA Inc 2.86%	225,937		10,407		Prudential PLC 6.75%	2,800		70
HSBC USA Inc - Series D	105,352		2,607		Reinsurance Group of America Inc	40,000		996
JP Morgan Chase & Co	118,200		2,564		RenaissanceRe Holdings Ltd - Series E	59,100		1,167
Lloyds Banking Group PLC	64,850		1,741		Torchmark Corp	136,402		3,020
Morgan Stanley (a)	22,500		584		WR Berkley Corp	479,050		9,964
PNC Financial Services Group Inc/The	546,822		13,878		XLIT Ltd	20,000		16,644
Royal Bank of Scotland Group PLC 5.75%;	383,903		7,678					$110,129
Series L
State Street Corp	294,000		6,418		Investment Companies - 0.06%
TCF Financial Corp	48,040		1,209		Australand Assets Trust	50,200		4,567
US Bancorp/MN - Series G	702,900		19,098
Wells Fargo & Co	3,000		62		Media - 0.03%
			$149,289		Comcast Corp	129,277		2,910

Diversified Financial Services - 0.13%
Affiliated Managers Group Inc 5.25%	85,485		2,141		REITS - 0.68%
Affiliated Managers Group Inc 6.38%	42,255		986		Digital Realty Trust Inc - Series E	40,632		939
Ameriprise Financial Inc	13,801		359		Digital Realty Trust Inc - Series F	31,608		697
Citigroup Capital XIII	109,500		3,011		Digital Realty Trust Inc - Series G	75,557		1,452
General Electric Capital Corp 4.70%	16,890		341		Equity Residential	20,702		1,287
General Electric Capital Corp 4.88%	2,000		42		Health Care REIT Inc	55,650		1,280
General Electric Capital Corp 4.88%	31,317		655		Kimco Realty Corp 5.50%	127,014		2,617
Goodman PLUS Trust	32,600		3,078		Kimco Realty Corp 5.63%	55,000		1,144
Morgan Stanley Capital Trust VII	700		17		Kimco Realty Corp 6.00%	64,000		1,390
			$10,630		Kimco Realty Corp 6.90%	204,580		5,057
					National Retail Properties Inc	80,925		1,848
Electric - 0.44%					Prologis Inc - Series Q	92,034		5,298
DTE Energy Co 5.25%	128,965		2,689		PS Business Parks Inc - Series R	161,841		3,972
DTE Energy Co 6.50%	8,929		217		PS Business Parks Inc - Series S	5,430		123
Duke Energy Corp	84,841		1,808		PS Business Parks Inc - Series T	71,226		1,479
Entergy Arkansas Inc 4.75%	4,000		78		PS Business Parks Inc - Series U	33,985		677
Entergy Arkansas Inc 4.90%	17,312		349		Public Storage Inc 5.20%; Series W	108,500		2,211
Entergy Arkansas Inc 5.75%	77,527		1,865		Public Storage Inc 5.20%; Series X	154,998		3,151
Entergy Louisiana LLC 4.70%	203,100		3,889		Public Storage Inc 6.35%; Series R	1,200		29
Entergy Louisiana LLC 5.25%	50,000		1,057		Realty Income Corp - Series F	113,799		2,785
Entergy Louisiana LLC 5.88%	11,790		288		Regency Centers Corp 6.00%	120,000		2,484
Entergy New Orleans Inc	56,900		1,166		Senior Housing Properties Trust	35,067		697
Entergy Texas Inc	2,700		72		Ventas Realty LP / Ventas Capital Corp	251,300		5,679
Integrys Energy Group Inc	221,123		5,353		Vornado Realty LP	157,015		4,153
Interstate Power & Light Co	107,800		2,333		Vornado Realty Trust - Series G	4,800		115
NextEra Energy Capital Holdings Inc 5.00%	21,762		414		Vornado Realty Trust - Series J	165,424		4,103
NextEra Energy Capital Holdings Inc - Series	39,024		827		Vornado Realty Trust - Series K	50,000		1,048
H								$55,715
NextEra Energy Capital Holdings Inc - Series	589,817		11,525
I					Savings & Loans - 0.07%
PPL Capital Funding Inc	100,000		2,152		Astoria Financial Corp	25,900		565
SCANA Corp	9,064		240		First Niagara Financial Group Inc	172,800		4,966
			$36,322					$5,531

Hand & Machine Tools - 0.08%					Sovereign - 0.13%
Stanley Black & Decker Inc	283,039		6,340		Farm Credit Bank of Texas	8,500		10,346

Insurance - 1.34%					Telecommunications - 0.55%
Aegon NV 6.38%	332,361		8,080		Centaur Funding Corp 9.08% (f)	10,000		12,272
Aflac Inc	317,367		7,271		Qwest Corp 6.13%	15,715		332
Allstate Corp/The (a)	92,714		2,347		Qwest Corp 7.00%	77,111		1,897
American Financial Group Inc/OH 5.75%	52,207		1,172		Qwest Corp 7.00%	170,900		4,223
American Financial Group Inc/OH 6.38%	79,688		1,964		Qwest Corp 7.38%	194,471		4,871
American Financial Group Inc/OH 7.00%	40,276		1,043		Qwest Corp 7.50%	229,321		5,783
Arch Capital Group Ltd	2,707		66		Telephone & Data Systems Inc 5.88%	106,710		2,273
Aspen Insurance Holdings Ltd 5.95%	438,600		10,509		Telephone & Data Systems Inc 6.88%	60,427		1,481
Aspen Insurance Holdings Ltd 7.25%	181,472		4,539		Telephone & Data Systems Inc 7.00%	457,524		11,379

See accompanying notes

     Schedule of Investments Global Diversified Income Fund October 31, 2013

	PREFERRED STOCKS (continued)	Shares Held	Value	(000	's)		Principal

	Telecommunications (continued)					BONDS (continued)	Amount (000's)	Value	(000	's)
	United States Cellular Corp	21,900		$539		Banks (continued)
				$45,050		BNP Paribas SA
						7.20%, 06/29/2049(f)	$1,500		$1,562
	Transportation - 0.00%					BPCE SA
	CEVA Group PLC (a),(c)	267		247
						5.70%, 10/22/2023(f)	2,000		2,051
						Citigroup Inc
	TOTAL PREFERRED STOCKS			$437,076		5.35%, 04/29/2049(g)	7,600		6,840
		Principal				Claudius Ltd for Credit Suisse
BONDS	- 49.84%	Amount (000's) Value (000's)				7.88%, 06/29/2049	6,960		7,468
	Advertising - 0.30%					8.25%, 06/29/2049	1,000		1,010
	MDC Partners Inc					Cooperatieve Centrale Raiffeisen-
	6.75%, 04/01/2020(f)	$18,000		$18,720		Boerenleenbank BA/Netherlands
						11.00%, 12/29/2049(f),(g)	9,300		12,230
	Sitel LLC / Sitel Finance Corp
	11.00%, 08/01/2017(f)	5,095		5,541		Credit Suisse Group Guernsey I Ltd
						7.88%, 02/24/2041(g)	4,000		4,374
				$24,261
						Danske Bank A/S
	Aerospace & Defense - 0.15%					5.91%, 12/29/2049(g)	1,670		1,693
	GenCorp Inc					Development Bank of Kazakhstan JSC
	7.13%, 03/15/2021(f)	5,000		5,350		5.50%, 12/20/2015	200		211
	TransDigm Inc					Dresdner Funding Trust I
	7.50%, 07/15/2021(f)	6,100		6,618		8.15%, 06/30/2031(f)	3,150		3,189
				$11,968		Fifth Third Capital Trust IV
						6.50%, 04/15/2067(g)	3,910		3,861
	Agriculture - 0.22%					First Hawaiian Capital I
	Mriya Agro Holding PLC
	9.45%, 04/19/2018(f)	632		543		8.34%, 07/01/2027	2,000		2,035
	North Atlantic Trading Co					HBOS Capital Funding LP
	11.50%, 07/15/2016(f)	3,950		4,251		6.85%, 03/29/2049	5,000		4,975
						HSBC Capital Funding LP/Jersey
	Vector Group Ltd					10.18%, 12/29/2049(f),(g)	4,000		5,720
	7.75%, 02/15/2021	12,315		12,931		HSBC USA Capital Trust I
				$17,725		7.81%, 12/15/2026(f)	300		305
	Airlines - 0.06%					HSBC USA Capital Trust II
	Delta Air Lines 2011-1 Class B Pass Through					8.38%, 05/15/2027(f)	1,980		2,013
	Trust					Itau Unibanco Holding SA/Cayman Island
	7.13%, 04/15/2016	5,000		5,078		6.20%, 12/21/2021(f)	500		519
						JP Morgan Chase & Co
						7.90%, 04/29/2049(g)	1,600		1,764
	Apparel - 0.00%					KeyCorp Capital III
	Texhong Textile Group Ltd					7.75%, 07/15/2029	795		865
	7.63%, 01/19/2016	300		314		LBG Capital No.1 PLC
						7.88%, 11/01/2020(f)	3,050		3,271
	Automobile Parts & Equipment - 0.14%					Lloyds Banking Group PLC
	Metalsa SA de CV					6.41%, 01/29/2049(f)	3,400		3,213
	4.90%, 04/24/2023(f)	1,468		1,380		6.66%, 01/29/2049(f)	4,600		4,370
	Stanadyne Corp					M&T Bank Corp
	10.00%, 08/15/2014	6,110		5,957		6.88%, 12/29/2049(f)	20,700		20,997
	Stanadyne Holdings Inc					PNC Financial Services Group Inc/The
	12.00%, 02/15/2015(g)	6,645		3,987		6.75%, 07/29/2049(g)	1,500		1,583
				$11,324		PNC Preferred Funding Trust I
						1.90%, 03/29/2049(f),(g)	1,000		855
Banks	- 2.22%					Provident Funding Associates LP / PFG
	Abbey National Capital Trust I					Finance Corp
	8.96%, 12/31/2049	2,300		2,863		6.75%, 06/15/2021(f)	4,460		4,560
	Alfa Bank OJSC Via Alfa Bond Issuance					Royal Bank of Scotland Group PLC
	PLC					7.65%, 08/29/2049(g)	3,700		3,848
	7.50%, 09/26/2019(f)	4,265		4,542
						Russian Agricultural Bank OJSC Via RSHB
	Ally Financial Inc					Capital SA
	8.00%, 11/01/2031	4,825		5,696		5.30%, 12/27/2017	2,521		2,616
	Banco do Brasil SA/Cayman					6.00%, 06/03/2021(f)	1,300		1,323
	5.38%, 01/15/2021(f)	200		200		6.00%, 06/03/2021(g)	5,750		5,851
	5.38%, 01/15/2021	200		200		6.30%, 05/15/2017	2,105		2,268
	6.25%, 12/29/2049(f),(g)	6,280		5,275
						Societe Generale SA
	Bancolombia SA					0.99%, 12/29/2049(f),(g)	1,000		850
	5.13%, 09/11/2022	2,396		2,288		8.75%, 10/29/2049	10,770		11,423
	Bank of America Corp					Standard Chartered PLC
	5.20%, 12/29/2049(g)	8,500		7,714		7.01%, 07/29/2049(f)	4,100		4,326
	Barclays Bank PLC					Vnesheconombank Via VEB Finance PLC
	6.28%, 12/29/2049	300		285		5.38%, 02/13/2017(f)	1,000		1,068
	7.43%, 09/29/2049(f),(g)	4,850		5,347
						6.80%, 11/22/2025	1,375		1,495
	BBVA Bancomer SA/Texas					6.90%, 07/09/2020(f)	1,158		1,304
	6.75%, 09/30/2022(f)	1,915		2,078

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

	Banks (continued)					Commercial Services (continued)
	VTB Bank OJSC Via VTB Capital SA					American Residential Services LLC / ARS
	6.32%, 02/22/2018	$2,535		$2,725		Finance Inc
	6.95%, 10/17/2022	4,500		4,612		12.00%, 04/15/2015(f)		$2,220		$2,259
				$181,731		Catalent Pharma Solutions Inc
						7.88%, 10/15/2018		7,700		7,815
	Building Materials - 0.24%					Ceridian Corp
	Ainsworth Lumber Co Ltd					8.88%, 07/15/2019(f)		6,675		7,726
	7.50%, 12/15/2017(f)	7,646		8,267
						Cielo SA / Cielo USA Inc
	Cemex Finance LLC					3.75%, 11/16/2022		1,204		1,081
	9.38%, 10/12/2022(f)	2,347		2,635
						FTI Consulting Inc
	Cemex SAB de CV					6.00%, 11/15/2022		2,000		2,040
	7.25%, 01/15/2021(f)	861		877
	9.50%, 06/15/2018(f)	1,771		2,015		Igloo Holdings Corp
						8.25%, PIK 9.00%, 12/15/2017(f),(h)		5,000		5,078
	Reliance Intermediate Holdings LP					Iron Mountain Inc
	9.50%, 12/15/2019(f)	5,400		5,926
						5.75%, 08/15/2024		7,725		7,377
				$19,720		Jaguar Holding Co I
	Chemicals - 0.47%					9.38%, PIK 10.13%, 10/15/2017(f),(h)		7,275		7,712
	Braskem America Finance Co					Jaguar Holding Co II / Jaguar Merger Sub
	7.13%, 07/22/2041(f)	600		577		Inc
	Braskem Finance Ltd					9.50%, 12/01/2019(f)		6,345		7,122
	5.75%, 04/15/2021	538		551		Knowledge Universe Education LLC
	7.38%, 10/29/2049(f)	100		98		7.75%, 02/01/2015(f)		8,925		8,791
	EuroChem Mineral & Chemical Co OJSC via					Laureate Education Inc
	EuroChem GI Ltd					9.25%, 09/01/2019(f)		8,670		9,537
	5.13%, 12/12/2017(f)	1,550		1,564		Live Nation Entertainment Inc
	Momentive Performance Materials Inc					7.00%, 09/01/2020(f)		2,000		2,125
	8.88%, 10/15/2020	1,500		1,586		Neff Rental LLC / Neff Finance Corp
	Nexeo Solutions LLC / Nexeo Solutions					9.63%, 05/15/2016(f)		6,500		6,923
	Finance Corp					Prospect Medical Holdings Inc
	8.38%, 03/01/2018	2,290		2,279		8.38%, 05/01/2019(f)		5,800		6,228
	Orion Engineered Carbons Finance & Co					ServiceMaster Co/TN
	SCA					7.00%, 08/15/2020		4,935		4,861
	9.25%, PIK 10.00%, 08/01/2019(f),(h)	3,500		3,649		7.10%, 03/01/2018		5,000		4,875
	Reichhold Industries Inc					7.45%, 08/15/2027		2,400		1,920
	9.00%, PIK 11.00%, 05/08/2017(f),(h)	2,638		2,018		8.00%, 02/15/2020		3,650		3,741
	Sinochem Global Capital Co Ltd					TransUnion Holding Co Inc
	5.00%, 12/29/2049(f),(g)	5,000		4,712		8.13%, 06/15/2018		2,375		2,532
	TPC Group Inc					Truven Health Analytics Inc
	8.75%, 12/15/2020(f)	20,700		21,787		10.63%, 06/01/2020		6,010		6,814
				$38,821						$116,652

Coal	- 0.75%					Computers - 0.42%
	Adaro Indonesia PT					iGate Corp
	7.63%, 10/22/2019	2,840		3,003		9.00%, 05/01/2016		2,275		2,446
	Berau Capital Resources Pte Ltd					Oberthur Technologies Holding SAS
	12.50%, 07/08/2015	500		528		9.25%, 04/30/2020	EUR	3,950		5,578
	Foresight Energy LLC / Foresight Energy					Stratus Technologies Bermuda Ltd / Stratus
	Corp					Technologies Inc
	7.88%, 08/15/2021(f)	39,550		40,242		12.00%, 03/29/2015		$9,000		9,000
	Indo Energy Finance BV					Stream Global Services Inc
	7.00%, 05/07/2018	1,500		1,507		11.25%, 10/01/2014		17,725		17,813
	Indo Energy Finance II BV									$34,837
	6.38%, 01/24/2023(f)	1,601		1,405
						Consumer Products - 0.75%
	Natural Resource Partners LP					Armored Autogroup Inc
	9.13%, 10/01/2018(f)	4,000		4,120
						9.25%, 11/01/2018(g)		2,940		2,657
	Peabody Energy Corp					Central Garden and Pet Co
	6.00%, 11/15/2018	2,830		2,986		8.25%, 03/01/2018		20,100		20,251
	6.25%, 11/15/2021	2,645		2,731		Reynolds Group Issuer Inc / Reynolds Group
	SunCoke Energy Inc					Issuer LLC / Reynolds Group Issuer
	7.63%, 08/01/2019	4,900		5,255		(Luxembourg) S.A.
				$61,777		6.88%, 02/15/2021(g)		16,000		17,360
	Commercial Services - 1.42%					9.88%, 08/15/2019		7,500		8,297
	ADT Corp/The					Spectrum Brands Escrow Corp
	6.25%, 10/15/2021(f)	4,000		4,245		6.38%, 11/15/2020(f)		8,145		8,654
	Alliance Data Systems Corp					6.63%, 11/15/2022(f)		3,945		4,211
	6.38%, 04/01/2020(f)	4,000		4,170						$61,430
	Altegrity Inc
	12.00%, 11/01/2015(f)	2,000		1,680

See accompanying notes

     Schedule of Investments Global Diversified Income Fund October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Cosmetics & Personal Care - 0.07%					Electric (continued)
Revlon Consumer Products Corp					AES Corp/VA (continued)
5.75%, 02/15/2021(f)	$5,950		$5,876		7.38%, 07/01/2021		$9,864		$11,171
					Centrais Eletricas Brasileiras SA
					5.75%, 10/27/2021		1,712		1,686
Distribution & Wholesale - 0.35%					Comision Federal de Electricidad
American Tire Distributors Inc					4.88%, 01/15/2024(f)		891		903
9.75%, 06/01/2017	3,400		3,613		Consorcio Transmantaro SA
INTCOMEX Inc					4.38%, 05/07/2023(f)		525		490
13.25%, 12/15/2014	8,485		8,230
Li & Fung Ltd					Dominion Resources Inc/VA
6.00%, 11/25/2049	2,500		2,550		7.50%, 06/30/2066		700		748
					Electricite de France SA
VWR Funding Inc					5.25%, 01/29/2049(f),(g)		12,190		11,983
7.25%, 09/15/2017	13,705		14,596		Empresa de Energia de Bogota SA
			$28,989		6.13%, 11/10/2021(f)		751		789
Diversified Financial Services - 2.30%					Listrindo Capital BV
Aircastle Ltd					6.95%, 02/21/2019(f)		2,200		2,299
6.25%, 12/01/2019	2,000		2,130		Majapahit Holding BV
Brazil Loan Trust 1					7.75%, 01/20/2020(f)		1,730		1,985
5.48%, 07/24/2023(f)	10,266		10,641		7.88%, 06/29/2037		1,375		1,533
Charles Schwab Corp/The					Mexico Generadora de Energia S de rl
7.00%, 02/28/2049(g)	1,700		1,870		5.50%, 12/06/2032(f)		1,525		1,475
Citigroup Capital III					Perusahaan Listrik Negara PT
7.63%, 12/01/2036	8,600		9,546		5.50%, 11/22/2021(f)		1,400		1,407
CNG Holdings Inc/OH									$37,427
9.38%, 05/15/2020(f)	1,425		1,350
Credit Acceptance Corp					Engineering & Construction - 0.20%
					Alion Science & Technology Corp
9.13%, 02/01/2017	9,200		9,706		12.00%, PIK 2.00%, 11/01/2014(h)		9,076		9,166
Denali Borrower LLC / Denali Finance Corp
5.63%, 10/15/2020(f)	1,650		1,634		Andrade Gutierrez International SA
					4.00%, 04/30/2018(f)		869		850
General Electric Capital Corp
6.25%, 12/15/2049(g)	2,600		2,711		Michael Baker International LLC / CDL
7.13%, 12/29/2049(g)	24,900		27,764		Acquisition Co Inc
					8.25%, 10/15/2018(f)		6,050		6,171
Goldman Sachs Capital I					Odebrecht Finance Ltd
6.35%, 02/15/2034	19,835		19,852		5.13%, 06/26/2022(f)		516		516
Icahn Enterprises LP / Icahn Enterprises
Finance Corp									$16,703
6.00%, 08/01/2020(f)	10,900		11,172		Entertainment - 0.83%
8.00%, 01/15/2018	7,125		7,472		Chukchansi Economic Development
Jefferies Finance LLC / JFIN Co-Issuer Corp					Authority
7.38%, 04/01/2020(f)	3,190		3,278		9.75%, 05/30/2020(b),(f)		1,780		1,019
Jefferies LoanCore LLC / JLC Finance Corp					Cinemark USA Inc
6.88%, 06/01/2020(f)	3,625		3,589		4.88%, 06/01/2023		1,100		1,048
KCG Holdings Inc					Diamond Resorts Corp
8.25%, 06/15/2018(f)	4,410		4,487		12.00%, 08/15/2018		16,930		18,792
Macquarie PMI LLC					Gibson Brands Inc
8.38%, 12/29/2049	3,350		3,534		8.88%, 08/01/2018(f)		1,450		1,515
MPH Intermediate Holding Co 2					GLP Capital LP / GLP Financing II Inc
8.38%, PIK 9.13%, 08/01/2018(f),(h)	9,800		10,180		4.88%, 11/01/2020(f)		3,000		3,023
Nationstar Mortgage LLC / Nationstar Capital					5.38%, 11/01/2023(f)		4,300		4,343
Corp					Graton Economic Development Authority
6.50%, 08/01/2018	2,000		2,070		9.63%, 09/01/2019(f)		4,000		4,470
6.50%, 07/01/2021	9,300		9,138		Great Canadian Gaming Corp
6.50%, 06/01/2022	3,500		3,417		6.63%, 07/25/2022(f)	CAD	470		464
7.88%, 10/01/2020	11,800		12,611		Greektown Superholdings Inc
Nuveen Investments Inc					13.00%, 07/01/2015		$1,575		1,644
9.13%, 10/15/2017(f)	13,150		12,755		Penn National Gaming Inc
Oxford Finance LLC / Oxford Finance Co-					5.88%, 11/01/2021(f)		4,250		4,261
Issuer Inc					Rivers Pittsburgh Borrower LP/Rivers
7.25%, 01/15/2018(f)	3,185		3,368		Pittsburgh Finance Corp
Patriot Merger Corp					9.50%, 06/15/2019(f)		2,725		2,997
9.00%, 07/15/2021(f)	8,625		9,013		Snoqualmie Entertainment Authority
Schahin II Finance Co SPV Ltd					4.15%, 02/01/2014(f),(g)		5,255		5,189
5.88%, 09/25/2023(f)	287		280		9.13%, 02/01/2015(f)		855		854
SquareTwo Financial Corp					WMG Acquisition Corp
11.63%, 04/01/2017	4,525		4,785		6.00%, 01/15/2021(f)		2,286		2,400
			$188,353		11.50%, 10/01/2018		13,565		15,685

Electric - 0.46%									$67,704
AES Corp/VA
4.88%, 05/15/2023	1,000		958

See accompanying notes

     Schedule of Investments Global Diversified Income Fund October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

	Environmental Control - 0.12%					Healthcare - Services (continued)
	EnergySolutions Inc / EnergySolutions LLC					Symbion Inc/DE
	10.75%, 08/15/2018	$8,825		$9,520		8.00%, 06/15/2016		$3,905		$4,139
						11.00%, PIK 11.75%, 08/23/2015(h)		2,082		2,082
						Tenet Healthcare Corp
Food	- 0.85%					6.00%, 10/01/2020(f)		2,430		2,570
	B&G Foods Inc					8.13%, 04/01/2022(f)		9,375		10,265
	4.63%, 06/01/2021	5,125		5,003		United Surgical Partners International Inc
	BI-LO LLC / BI-LO Finance Corp
	9.25%, 02/15/2019(f)	6,700		7,420		9.00%, 04/01/2020		5,440		6,093
	Bumble Bee Holdco SCA									$58,443
	9.63%, PIK 10.38%, 03/15/2018(f),(h)	14,220		15,002		Holding Companies - Diversified - 1.11%
	Bumble Bee Holdings Inc					Alphabet Holding Co Inc
	9.00%, 12/15/2017(f)	3,750		4,116		7.75%, 11/01/2017		4,200		4,342
	Cencosud SA					Dubai Holding Commercial Operations MTN
	4.88%, 01/20/2023(f)	1,549		1,488		Ltd
	5.50%, 01/20/2021(f)	1,000		1,037		6.00%, 02/01/2017	GBP	3,000		4,954
	Cosan Luxembourg SA					Harbinger Group Inc
	5.00%, 03/14/2023(f)	3,171		2,951		7.88%, 07/15/2019(f)		$48,700		51,744
	ESAL GmbH					Hutchison Whampoa International 10 Ltd
	6.25%, 02/05/2023(f)	4,263		3,879		6.00%, 12/29/2049(g)		1,500		1,580
	JBS USA LLC / JBS USA Finance Inc					KOC Holding AS
	7.25%, 06/01/2021(f)	3,000		3,075		3.50%, 04/24/2020(f)		4,500		4,027
	KeHE Distributors LLC / KeHE Finance					Nielsen Co Luxembourg SARL/The
	Corp					5.50%, 10/01/2021(f)		7,700		7,912
	7.63%, 08/15/2021(f)	6,000		6,210		Sinochem Overseas Capital Co Ltd
	Minerva Luxembourg SA					4.50%, 11/12/2020		2,116		2,164
	7.75%, 01/31/2023(f)	4,122		3,998		4.50%, 11/12/2020(f)		11,237		11,493
	Tonon Bioenergia SA					6.30%, 11/12/2040		950		1,019
	9.25%, 01/24/2020(f)	607		557		Votorantim Cimentos SA
	US Foods Inc					7.25%, 04/05/2041(f)		1,350		1,330
	8.50%, 06/30/2019	14,185		15,214						$90,565
				$69,950
						Insurance - 2.94%
Gas	- 0.21%					ACE Capital Trust II
	LBC Tank Terminals Holding Netherlands					9.70%, 04/01/2030		2,500		3,587
	BV					AIG Life Holdings Inc
	6.88%, 05/15/2023(f)	10,025		10,501		7.57%, 12/01/2045(f)		2,600		3,003
	NGL Energy Partners LP / NGL Energy					8.50%, 07/01/2030		5,400		6,966
	Finance Corp					American Equity Investment Life Holding
	6.88%, 10/15/2021(f)	6,500		6,646		Co
				$17,147		6.63%, 07/15/2021		15,425		15,984
						A-S Co-Issuer Subsidiary Inc / A-S Merger
	Hand & Machine Tools - 0.35%					Sub LLC
	Victor Technologies Group Inc					7.88%, 12/15/2020(f)		4,450		4,606
	9.00%, 12/15/2017	26,570		28,563		AXA SA
						6.38%, 12/29/2049(f),(g)		1,400		1,377
	Healthcare - Products - 0.27%					8.60%, 12/15/2030		4,600		5,599
	Alere Inc					Catlin Insurance Co Ltd
	6.50%, 06/15/2020(f)	1,700		1,742		7.25%, 07/29/2049(f)		20,235		20,994
	8.63%, 10/01/2018	3,200		3,476		Everest Reinsurance Holdings Inc
	ConvaTec Finance International SA					6.60%, 05/15/2037(g)		6,395		6,347
	8.25%, PIK 9.00%, 01/15/2019(f),(h)	4,350		4,486		Fidelity & Guaranty Life Holdings Inc
	Kinetic Concepts Inc / KCI USA Inc					6.38%, 04/01/2021(f)		8,125		8,470
	10.50%, 11/01/2018	5,825		6,568		Great-West Life & Annuity Insurance Capital
	Physio-Control International Inc					LP
	9.88%, 01/15/2019(f)	5,042		5,622		6.63%, 11/15/2034(f)		2,400		2,508
				$21,894		Hockey Merger Sub 2 Inc
						7.88%, 10/01/2021(f)		8,175		8,441
	Healthcare - Services - 0.71%					ING US Inc
	HCA Inc					5.65%, 05/15/2053(g)		11,150		10,610
	4.75%, 05/01/2023	3,000		2,891		Ironshore Holdings US Inc
	7.50%, 02/15/2022	9,000		10,114		8.50%, 05/15/2020(f)		7,170		8,328
	MedImpact Holdings Inc					Lancashire Holdings Ltd
	10.50%, 02/01/2018(f)	8,600		9,417
						5.70%, 10/01/2022(c),(f)		6,400		6,619
	Radiation Therapy Services Inc					Liberty Mutual Group Inc
	8.88%, 01/15/2017	5,220		5,194		7.80%, 03/07/2087(f)		13,691		14,923
	ResCare Inc					Lincoln National Corp
	10.75%, 01/15/2019	3,030		3,386		6.05%, 04/20/2067(g)		684		679
	Select Medical Corp					MetLife Capital Trust IV
	6.38%, 06/01/2021(f)	2,375		2,292
						7.88%, 12/15/2067(f)		1,820		2,098

See accompanying notes

     Schedule of Investments Global Diversified Income Fund October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Insurance (continued)						Leisure Products & Services - 0.30%
MetLife Capital Trust X						Good Sam Enterprises LLC
9.25%, 04/08/2068(f)	$7,200		$9,306			11.50%, 12/01/2016	$5,000		$5,450
MetLife Inc						Sabre Holdings Corp
6.40%, 12/15/2066(g)	1,500		1,562			8.35%, 03/15/2016(g)	2,000		2,230
Nationwide Financial Services Inc						Sabre Inc
6.75%, 05/15/2067	15,980		15,740			8.50%, 05/15/2019(f)	12,370		13,607
Onex USI Acquisition Corp						Travelport LLC
7.75%, 01/15/2021(f)	7,400		7,548			11.88%, 09/01/2016	665		663
Provident Financing Trust I						Travelport LLC / Travelport Holdings Inc
7.41%, 03/15/2038	6,600		7,241			13.88%, PIK 2.50%, 03/01/2016(f),(h)	2,585		2,721
Prudential Financial Inc						11.88%, 09/01/2016(f)	73		73
5.63%, 06/15/2043(g)	24,500		24,408						$24,744
QBE Capital Funding II LP
6.80%, 06/29/2049(f),(g)	3,155		3,187			Lodging - 0.46%
QBE Capital Funding III Ltd						Caesars Entertainment Operating Co Inc
7.25%, 05/24/2041(f),(g)	7,100		7,473			11.25%, 06/01/2017	21,800		21,746
Reinsurance Group of America Inc						MCE Finance Ltd
						5.00%, 02/15/2021(f)	2,847		2,819
6.75%, 12/15/2065(g)	9,600		9,432
Sirius International Group Ltd						MTR Gaming Group Inc
						11.50%, PIK 1.00%, 08/01/2019(h)	4,800		5,280
7.51%, 05/29/2049(f),(g)	2,900		2,985
Sompo Japan Insurance Inc						Seminole Hard Rock Entertainment Inc /
5.33%, 03/28/2073(f),(g)	9,000		9,040			Seminole Hard Rock International LLC
						5.88%, 05/15/2021(f)	1,000		980
Sumitomo Life Insurance Co
6.50%, 09/20/2073(f),(g)	3,000		3,185			Wynn Las Vegas LLC / Wynn Las Vegas
Wilton Re Finance LLC						Capital Corp
5.88%, 03/30/2033(f),(g)	8,450		8,408			7.75%, 08/15/2020	4,600		5,186
			$240,654			Wynn Macau Ltd
						5.25%, 10/15/2021(f)	1,650		1,687
Internet - 0.85%									$37,698
Ancestry.com Inc
11.00%, 12/15/2020	16,240		18,838			Machinery - Diversified - 0.13%
Equinix Inc						Cleaver-Brooks Inc
						8.75%, 12/15/2019(f)	1,720		1,870
4.88%, 04/01/2020	2,050		2,058
7.00%, 07/15/2021	2,000		2,185			SPL Logistics Escrow LLC / SPL Logistics
GXS Worldwide Inc						Finance Corp
						8.88%, 08/01/2020(f)	4,369		4,686
9.75%, 06/15/2015	23,458		24,044
IAC/InterActiveCorp						Tempel Steel Co
						12.00%, 08/15/2016(f)	4,075		3,912
4.75%, 12/15/2022	4,390		4,160
Mood Media Corp									$10,468
9.25%, 10/15/2020(f)	1,650		1,460		Media	- 1.23%
Zayo Group LLC / Zayo Capital Inc						Baker & Taylor Acquisitions Corp
10.13%, 07/01/2020	14,620		16,886			15.00%, 04/01/2017(f)	5,085		4,271
			$69,631			CCO Holdings LLC / CCO Holdings Capital
Investment Companies - 0.01%						Corp
						5.75%, 09/01/2023(f)	5,200		4,947
Grupo Aval Ltd
4.75%, 09/26/2022(f)	1,081		1,015			Clear Channel Worldwide Holdings Inc
						6.50%, 11/15/2022	6,000		6,300
						6.50%, 11/15/2022	4,350		4,524
Iron & Steel - 0.35%						7.63%, 03/15/2020	5,330		5,636
APERAM						Crown Media Holdings Inc
7.38%, 04/01/2016(f)	5,575		5,742			10.50%, 07/15/2019	3,000		3,375
Ferrexpo Finance PLC						CSC Holdings LLC
7.88%, 04/07/2016(f)	3,700		3,566			8.63%, 02/15/2019	2,825		3,341
Gerdau Holdings Inc						DCP LLC/DCP Corp
7.00%, 01/20/2020	500		548			10.75%, 08/15/2015(f)	8,560		8,913
Metalloinvest Finance Ltd						DISH DBS Corp
5.63%, 04/17/2020(f)	550		547			4.25%, 04/01/2018	11,075		11,241
6.50%, 07/21/2016(f)	550		587			5.13%, 05/01/2020	4,725		4,784
Metinvest BV						5.88%, 07/15/2022	4,482		4,589
8.75%, 02/14/2018(f)	3,600		3,249			Expo Event Transco Inc
Optima Specialty Steel						9.00%, 06/15/2021(f)	8,350		8,392
16.00%, 12/30/2016(b),(c)	5,200		5,200			Myriad International Holdings BV
Ryerson Inc / Joseph T Ryerson & Son Inc						6.00%, 07/18/2020(f)	1,500		1,597
9.00%, 10/15/2017	5,820		6,082			RCN Telecom Services LLC / RCN Capital
Samarco Mineracao SA						Corp
4.13%, 11/01/2022(f)	2,365		2,162			8.50%, 08/15/2020(f)	870		879
Severstal OAO Via Steel Capital SA						Sirius XM Radio Inc
5.90%, 10/17/2022(f)	500		487			5.88%, 10/01/2020(f)	6,470		6,696
6.70%, 10/25/2017	323		346
			$28,516

See accompanying notes

     Schedule of Investments Global Diversified Income Fund October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Media (continued)					Mortgage Backed Securities (continued)
Unitymedia Hessen GmbH & Co KG /					CD 2006-CD2 Mortgage Trust
Unitymedia NRW GmbH					5.39%, 01/15/2046(g)	$12,525		$11,520
5.50%, 01/15/2023(f)	$11,435		$11,292		CD 2006-CD3 Mortgage Trust
Univision Communications Inc					5.69%, 10/15/2048(g)	6,500		6,073
6.88%, 05/15/2019(f)	9,000		9,698		CD 2007-CD4 Commercial Mortgage Trust
			$100,475		5.40%, 12/11/2049	30,420		21,306
					CD 2007-CD5 Mortgage Trust
Metal Fabrication & Hardware - 0.14%					0.17%, 11/15/2044(f),(g)	51,322		104
Shale-Inland Holdings LLC / Shale-Inland					CFCRE Commercial Mortgage Trust 2011-
Finance Corp					C1
8.75%, 11/15/2019(f)	10,920		11,193
					5.23%, 04/15/2044(f),(g)	5,550		6,180
					CFCRE Commercial Mortgage Trust 2011-
Mining - 1.16%					C2
Aleris International Inc					5.56%, 12/15/2047(f),(g)	4,000		3,759
7.88%, 11/01/2020	5,275		5,592		Citigroup Commercial Mortgage Trust 2007-
Barminco Finance Pty Ltd					C6
9.00%, 06/01/2018(f)	4,400		4,158		5.71%, 12/10/2049(g)	26,000		23,954
Century Aluminum Co					Citigroup Commercial Mortgage Trust 2012-
7.50%, 06/01/2021(f)	18,180		17,089		GC8
Corp Nacional del Cobre de Chile					4.88%, 09/10/2045(f),(g)	1,875		1,523
3.00%, 07/17/2022(f)	3,553		3,274		Citigroup Commercial Mortgage Trust 2013-
3.88%, 11/03/2021	3,232		3,217		GC15
4.25%, 07/17/2042(f)	3,805		3,167		5.11%, 09/10/2046(f),(g)	8,000		7,290
4.50%, 08/13/2023(f)	3,368		3,436		COMM 2012-CCRE1 Mortgage Trust
5.63%, 09/21/2035(f)	2,185		2,234		5.37%, 05/15/2045(g)	4,000		4,243
6.15%, 10/24/2036	5,862		6,399		5.37%, 05/15/2045(f),(g)	3,139		3,061
Eldorado Gold Corp					COMM 2013-CCRE6 Mortgage Trust
6.13%, 12/15/2020(f)	6,250		6,219		1.56%, 03/10/2046(g)	89,753		7,150
FMG Resources August 2006 Pty Ltd					4.18%, 03/10/2046(f),(g)	6,400		5,453
8.25%, 11/01/2019(f)	3,500		3,885		COMM 2013-CCRE7 Mortgage Trust
Gold Fields Orogen Holding BVI Ltd					4.36%, 03/10/2046(f),(g)	2,500		2,123
4.88%, 10/07/2020(f)	1,640		1,405		COMM 2013-LC6 Mortgage Trust
4.88%, 10/07/2020	1,400		1,199		4.29%, 01/10/2046(f),(g)	15,205		13,154
Hecla Mining Co					Commercial Mortgage Pass Through
6.88%, 05/01/2021(f)	2,005		1,965		Certificates
IAMGOLD Corp					4.34%, 12/10/2045(f),(g)	3,275		3,094
6.75%, 10/01/2020(f)	355		317		4.37%, 10/10/2046(f),(g)	5,108		3,708
Kazatomprom Natsionalnaya Atomnaya					5.34%, 10/10/2046(f),(g)	4,000		3,629
Kompaniya AO					Commercial Mortgage Trust 2007-GG9
6.25%, 05/20/2015	550		580		5.48%, 03/10/2039	6,240		6,637
KGHM International Ltd					5.51%, 03/10/2039	12,500		10,617
7.75%, 06/15/2019(f)	6,950		7,245		5.53%, 03/10/2039	4,000		1,588
Midwest Vanadium Pty Ltd					Credit Suisse Commercial Mortgage Trust
11.50%, 02/15/2018(f)	9,180		7,711		Series 2006-C1
Mirabela Nickel Ltd					5.39%, 02/15/2039(g)	10,045		10,375
8.75%, 04/15/2018(b),(f)	10,890		3,811		5.39%, 02/15/2039(g)	3,790		3,854
Novelis Inc/GA					5.39%, 02/15/2039(g)	5,200		4,834
8.75%, 12/15/2020	2,032		2,261		Credit Suisse Commercial Mortgage Trust
Thompson Creek Metals Co Inc					Series 2006-C4
12.50%, 05/01/2019	5,000		5,275		5.54%, 09/15/2039(g)	22,489		20,231
Vedanta Resources PLC					Credit Suisse Commercial Mortgage Trust
6.00%, 01/31/2019(f)	2,469		2,383		Series 2007-C1
6.75%, 06/07/2016	1,200		1,251		5.42%, 02/15/2040	15,000		14,151
7.13%, 05/31/2023(f)	1,136		1,085		5.46%, 02/15/2040	13,500		5,128
			$95,158		Credit Suisse Commercial Mortgage Trust
					Series 2007-C5
Mortgage Backed Securities - 9.55%					0.09%, 09/15/2040(f),(g)	354,480		2,481
Banc of America Commercial Mortgage Trust					Credit Suisse First Boston Mortgage
2006-6					Securities Corp
5.48%, 10/10/2045	5,000		4,199		0.79%, 01/15/2037(f),(g)	19,460		88
Banc of America Commercial Mortgage Trust					5.10%, 08/15/2038	1,500		1,566
2007-3					5.23%, 12/15/2040	6,250		6,052
5.56%, 06/10/2049(g)	12,500		11,940
					CSMC Series 2009-RR1
Banc of America Merrill Lynch Commercial					5.38%, 02/15/2040(f)	386		416
Mortgage Inc					DBUBS 2011-LC1 Mortgage Trust
5.29%, 11/10/2042(g)	3,044		3,105		0.25%, 11/10/2046(f),(g)	136,884		2,529
BCAP LLC 2013-RR4 Trust					DBUBS 2011-LC2 Mortgage Trust
4.07%, 02/13/2051(c),(f),(g)	16,935		2,139		1.42%, 07/10/2044(f),(g)	18,532		1,100
6.07%, 02/13/2051(c),(f),(g)	11,334		11,819

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Mortgage Backed Securities (continued)						Mortgage Backed Securities (continued)
Del Coronado Trust 2013-DEL MZ						JP Morgan Chase Commercial Mortgage
5.17%, 03/15/2018(c),(f),(g)	$3,000		$3,013			Securities Trust 2007-CIBC20
FHLMC Multifamily Structured Pass						6.17%, 02/12/2051(f),(g)	$5,755		$5,696
Through Certificates						JP Morgan Chase Commercial Mortgage
0.75%, 03/25/2020(g)	119,772		4,645			Securities Trust 2010-C1
1.39%, 11/25/2019(g)	59,820		4,083			3.77%, 06/15/2043(f)	5,000		4,131
1.46%, 04/25/2041(g)	86,714		6,601			JP Morgan Chase Commercial Mortgage
1.50%, 08/25/2020(g)	31,760		2,298			Securities Trust 2010-CNTR
1.62%, 08/25/2040(g)	41,070		3,218			2.04%, 08/05/2032(f),(g)	12,434		1,209
1.66%, 06/25/2042(g)	13,000		1,001			JP Morgan Chase Commercial Mortgage
1.70%, 04/25/2045(g)	48,322		3,750			Securities Trust 2011-C3
1.74%, 04/25/2017(g)	102,760		4,791			4.41%, 02/15/2046(f)	6,015		5,086
1.75%, 08/25/2016(g)	31,900		1,093			5.54%, 02/15/2046(f),(g)	4,331		4,215
1.90%, 11/25/2039(g)	28,598		2,312			JP Morgan Chase Commercial Mortgage
2.00%, 09/25/2039(g)	32,000		2,670			Securities Trust 2012-C6
2.09%, 10/25/2025(g)	47,224		4,074			2.97%, 05/15/2045(f)	7,500		5,454
2.21%, 12/25/2039(g)	15,514		2,156			JP Morgan Chase Commercial Mortgage
2.29%, 01/25/2041(g)	15,805		2,084			Securities Trust 2013-LC11
2.53%, 07/25/2039(g)	89,000		8,913			0.99%, 04/15/2046(f),(g)	49,841		3,822
2.58%, 11/25/2041(g)	25,000		4,017			3.96%, 04/15/2046(g)	3,000		2,780
2.58%, 12/25/2043(g)	18,309		2,702			JPMBB Commercial Mortgage Securities
2.79%, 08/25/2039(g)	8,877		1,508			Trust
2.79%, 01/25/2043(g)	8,000		1,316			5.25%, 11/15/2045(f),(g)	3,000		2,681
3.22%, 02/25/2042(g)	21,495		4,123			JPMBB Commercial Mortgage Securities
3.61%, 06/25/2041(g)	4,400		939			Trust 2013-C12
4.60%, 11/25/2044	1,800		468			4.09%, 07/15/2045(g)	6,826		5,696
GE Capital Commercial Mortgage Corp						LB Commercial Mortgage Trust 2007-C3
4.87%, 06/10/2048(g)	3,742		3,697			5.88%, 07/15/2044(g)	12,738		11,500
GE Capital Commercial Mortgage Corp					LB	-UBS Commercial Mortgage Trust 2003-
Series 2007-C1 Trust						C8
5.61%, 12/10/2049(g)	12,000		12,190			0.40%, 09/15/2037(f),(g)	2,591		—
GS Mortgage Securities Corp II					LB	-UBS Commercial Mortgage Trust 2004-
4.86%, 11/10/2045(f),(g)	8,500		6,897			C1
GS Mortgage Securities Trust 2006-GG6						5.00%, 01/15/2036	1,000		1,016
5.66%, 04/10/2038(g)	15,004		14,254		LB	-UBS Commercial Mortgage Trust 2005-
JP Morgan Chase Commercial Mortgage						C3
Securities Trust 2005-CIBC12						4.95%, 07/15/2040(g)	5,000		4,935
4.99%, 09/12/2037	200		209		LB	-UBS Commercial Mortgage Trust 2006-
JP Morgan Chase Commercial Mortgage						C6
Securities Trust 2005-LDP1						5.47%, 09/15/2039(g)	8,500		8,469
5.24%, 03/15/2046(f),(g)	11,300		10,671			5.50%, 09/15/2039(g)	7,300		6,847
JP Morgan Chase Commercial Mortgage					LB	-UBS Commercial Mortgage Trust 2006-
Securities Trust 2005-LDP4						C7
5.13%, 10/15/2042	7,800		6,379			5.41%, 11/15/2038	28,278		22,749
JP Morgan Chase Commercial Mortgage					LB	-UBS Commercial Mortgage Trust 2007-
Securities Trust 2006-CIBC14						C1
5.49%, 12/12/2044(g)	2,500		2,399			5.48%, 02/15/2040	10,000		10,214
JP Morgan Chase Commercial Mortgage					LB	-UBS Commercial Mortgage Trust 2007-
Securities Trust 2006-CIBC16						C6
5.62%, 05/12/2045	5,000		4,852			6.17%, 07/15/2040(g)	10,000		9,985
JP Morgan Chase Commercial Mortgage						6.17%, 07/15/2040(g)	8,841		7,957
Securities Trust 2006-CIBC17					LB	-UBS Commercial Mortgage Trust 2007-
5.46%, 12/12/2043	4,000		4,129			C7
5.49%, 12/12/2043	15,935		9,412			6.25%, 09/15/2045(g)	10,500		10,520
JP Morgan Chase Commercial Mortgage						Merrill Lynch Mortgage Trust 2005-CKI1
Securities Trust 2006-LDP6						5.28%, 11/12/2037(g)	3,000		2,919
5.50%, 04/15/2043(g)	5,599		4,881			Merrill Lynch Mortgage Trust 2005-LC1
JP Morgan Chase Commercial Mortgage						5.37%, 01/12/2044(g)	2,300		2,481
Securities Trust 2006-LDP7						Merrill Lynch Mortgage Trust 2006-C1
5.86%, 04/15/2045(g)	10,000		10,065			5.68%, 05/12/2039(g)	15,000		12,000
5.86%, 04/15/2045(g)	9,500		8,388			Merrill Lynch Mortgage Trust 2006-C2
JP Morgan Chase Commercial Mortgage						5.78%, 08/12/2043	2,500		2,715
Securities Trust 2006-LDP8						5.80%, 08/12/2043(g)	15,000		14,817
5.52%, 05/15/2045(g)	8,628		8,598			5.85%, 08/12/2043(g)	5,000		3,103
JP Morgan Chase Commercial Mortgage					ML	-CFC Commercial Mortgage Trust 2006-
Securities Trust 2006-LDP9						3
5.34%, 05/15/2047	1,000		1,016			5.48%, 07/12/2046(g)	2,000		1,965
						5.52%, 07/12/2046(g)	9,500		8,122
						5.55%, 07/12/2046(g)	2,500		1,776

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)		Value (000 's)

Mortgage Backed Securities (continued)				Mortgage Backed Securities (continued)
ML -CFC Commercial Mortgage Trust 2007-				Wachovia Commercial Mortgage Securities
5				Inc Commercial Mortgage Pass Through
5.42%, 08/12/2048		$345	$364	Certificates Series 2003 C5
ML -CFC Commercial Mortgage Trust 2007-				1.66%, 06/15/2035(f),(g)		$1,009	$32
6				Wells Fargo Commercial Mortgage Trust
5.53%, 03/12/2051		13,850	14,295	0.58%, 11/15/2043(f),(g)		13,678	497
ML -CFC Commercial Mortgage Trust 2007-							$782,360
9
0.41%, 09/12/2049(g)		18,367	131	Municipals - 0.02%
Morgan Stanley Bank of America Merrill				Bogota Distrito Capital
Lynch Trust 2012-C6				9.75%, 07/26/2028	COP	1,900,000	1,273
4.50%, 11/15/2045(f)		1,961	1,458
Morgan Stanley Bank of America Merrill				Office & Business Equipment - 0.13%
Lynch Trust 2013-C10				CDW LLC / CDW Finance Corp
4.08%, 07/15/2046(f),(g)		8,359	7,048	8.00%, 12/15/2018(g)		$8,412	9,211
Morgan Stanley Bank of America Merrill				8.50%, 04/01/2019		1,512	1,675
Lynch Trust 2013-C8							$10,886
1.51%, 12/15/2048(g)		68,302	5,070
4.17%, 12/15/2048(f),(g)		7,900	6,791	Oil & Gas - 3.64%
Morgan Stanley Bank of America Merrill				Atlas Energy Holdings Operating Co LLC /
Lynch Trust 2013-C9				Atlas Resource Finance Corp
4.16%, 05/15/2046(f),(g)		6,500	5,532	7.75%, 01/15/2021(f)		5,600	5,292
				9.25%, 08/15/2021(f)		2,750	2,832
Morgan Stanley Capital I Trust 2003-IQ6
5.40%, 12/15/2041(f),(g)		1,750	1,754	Bill Barrett Corp
Morgan Stanley Capital I Trust 2006-HQ10				7.00%, 10/15/2022		14,700	14,773
5.39%, 11/12/2041(g)		16,450	16,594	BreitBurn Energy Partners LP / BreitBurn
Morgan Stanley Capital I Trust 2007-HQ12				Finance Corp
5.58%, 04/12/2049(g)		459	467	7.88%, 04/15/2022		21,931	22,151
Morgan Stanley Capital I Trust 2007-HQ13				8.63%, 10/15/2020		1,510	1,604
5.93%, 12/15/2044		13,975	13,598	Carrizo Oil & Gas Inc
Morgan Stanley Capital I Trust 2011-C3				7.50%, 09/15/2020		1,975	2,153
1.29%, 07/15/2049(f),(g)		42,173	2,082	Chesapeake Energy Corp
MSBAM Commercial Mortgage Securities				5.75%, 03/15/2023		3,125	3,313
Trust 2012-CKSV				Concho Resources Inc
3.28%, 10/15/2022(f)		5,000	4,700	5.50%, 04/01/2023		5,800	6,018
RBSCF Trust 2009-RR1				Diamondback Energy Inc
5.76%, 09/17/2039(f),(g)		150	152	7.63%, 10/01/2021(f)		7,200	7,524
UBS Commercial Mortgage Trust 2012-C1				Drill Rigs Holdings Inc
0.34%, 05/10/2045(f),(g)		143,076	3,701	6.50%, 10/01/2017(f)		3,400	3,579
UBS-Barclays Commercial Mortgage Trust				Endeavor Energy Resources LP / EER
2012	-C2			Finance Inc
1.80%, 05/10/2063(f),(g)		34,204	3,182	7.00%, 08/15/2021(f)		13,000	13,000
UBS-Barclays Commercial Mortgage Trust				EP Energy LLC / EP Energy Finance Inc
2012	-C3			9.38%, 05/01/2020		2,225	2,570
4.96%, 08/10/2049(f),(g)		6,109	4,794	Gazprom OAO Via Gaz Capital SA
				4.95%, 02/06/2028(f)		3,217	2,911
UBS-Barclays Commercial Mortgage Trust
2012	-C4			9.25%, 04/23/2019		4,110	5,127
4.50%, 12/10/2045(f),(g)		2,900	2,558	GeoPark Latin America Ltd Agencia en
4.50%, 12/10/2045(f),(g)		2,500	1,966	Chile
				7.50%, 02/11/2020(f)		1,600	1,628
UBS-Barclays Commercial Mortgage Trust
2013	-C5			IronGate Energy Services LLC
4.10%, 03/10/2046(f),(g)		4,000	3,338	11.00%, 07/01/2018(f)		2,000	1,970
UBS-Barclays Commercial Mortgage Trust				KazMunayGas National Co JSC
				4.40%, 04/30/2023(f)		5,030	4,772
2013-C6 4.35%, 04/10/2046(f),(g)		5,500	4,665	5.75%, 04/30/2043(f)		2,841	2,578
Wachovia Bank Commercial Mortgage Trust				6.38%, 04/09/2021		3,454	3,830
				6.38%, 04/09/2021(f)		3,053	3,385
Series 2006-C26
6.00%, 06/15/2045(g)		5,000	5,012	7.00%, 05/05/2020		9,449	10,807
				7.00%, 05/05/2020(f)		2,110	2,413
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29				Kodiak Oil & Gas Corp
5.37%, 11/15/2048		34,341	32,365	8.13%, 12/01/2019		3,858	4,282
Wachovia Bank Commercial Mortgage Trust				Legacy Reserves LP / Legacy Reserves
Series 2007-C30				Finance Corp
5.41%, 12/15/2043(g)		12,500	12,124	6.63%, 12/01/2021(f)		5,941	5,689
5.46%, 12/15/2043(g)		6,778	6,515	8.00%, 12/01/2020(f)		6,750	6,919
5.48%, 12/15/2043		5,500	4,730	Memorial Production Partners LP / Memorial
				Production Finance Corp
				7.63%, 05/01/2021(f)		13,070	13,266
				7.63%, 05/01/2021		1,637	1,662

See accompanying notes

     Schedule of Investments Global Diversified Income Fund October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)		Value	(000	's)

Oil & Gas (continued)						Packaging & Containers - 0.13%
Midstates Petroleum Co Inc / Midstates						Kleopatra Holdings 1 SCA
Petroleum Co LLC						10.25%, PIK 11.00%, 08/15/2017(f),(h)	EUR	5,000		$7,434
10.75%, 10/01/2020(f)	$4,050		$4,374			Pretium Packaging LLC / Pretium Finance
Milagro Oil & Gas Inc						Inc
10.50%, 05/15/2016	5,765		4,324			11.50%, 04/01/2016		$3,350		3,618
Northern Oil and Gas Inc										$11,052
8.00%, 06/01/2020	5,592		5,788
Oasis Petroleum Inc						Pharmaceuticals - 0.37%
6.88%, 03/15/2022(f)	5,725		6,183			CFR International SpA
						5.13%, 12/06/2022(f)		907		860
Odebrecht Drilling Norbe VIII/IX Ltd
6.35%, 06/30/2021	463		487			Hypermarcas SA
						6.50%, 04/20/2021(f)		750		785
Pacific Drilling SA
5.38%, 06/01/2020(f)	3,250		3,274			Pinnacle Merger Sub Inc
						9.50%, 10/01/2023(f)		4,650		4,906
Pacific Rubiales Energy Corp
5.13%, 03/28/2023(f)	3,141		3,008			Valeant Pharmaceuticals International
						6.38%, 10/15/2020(f)		6,000		6,405
Pertamina Persero PT						6.75%, 08/15/2018(f)		12,250		13,414
4.30%, 05/20/2023(f)	5,503		5,021
						7.50%, 07/15/2021(f)		3,800		4,218
5.25%, 05/23/2021	1,000		997
6.50%, 05/27/2041	320		301							$30,588
Petrobras International Finance Co						Pipelines - 1.09%
6.88%, 01/20/2040	200		200			Atlas Pipeline Partners LP / Atlas Pipeline
Petroleos de Venezuela SA						Finance Corp
5.00%, 10/28/2015	8,368		7,259			4.75%, 11/15/2021(f)		4,275		4,019
5.25%, 04/12/2017	37,141		29,806			5.88%, 08/01/2023(f)		5,350		5,256
8.50%, 11/02/2017	20,962		18,813			6.63%, 10/01/2020		7,475		7,849
Petroleos Mexicanos						Crestwood Midstream Partners LP /
6.50%, 06/02/2041	700		745			Crestwood Midstream Finance Corp
Precision Drilling Corp						7.75%, 04/01/2019		15,855		17,084
6.50%, 12/15/2021	2,400		2,556			DCP Midstream LLC
QR Energy LP / QRE Finance Corp						5.85%, 05/21/2043(f),(g)		2,700		2,525
9.25%, 08/01/2020	1,525		1,597			Eagle Rock Energy Partners LP / Eagle Rock
Resolute Energy Corp						Energy Finance Corp
8.50%, 05/01/2020	2,000		2,100			8.38%, 06/01/2019		21,391		21,979
Sanchez Energy Corp						Gibson Energy Inc
7.75%, 06/15/2021(f)	3,150		3,213			6.75%, 07/15/2021(f)		12,425		13,139
SandRidge Energy Inc						Penn Virginia Resource Partners LP / Penn
7.50%, 03/15/2021	7,700		8,162			Virginia Resource Finance Corp
8.13%, 10/15/2022	10,000		10,650			8.25%, 04/15/2018		4,242		4,507
Seven Generations Energy Ltd						Penn Virginia Resource Partners LP / Penn
8.25%, 05/15/2020(f)	3,500		3,745			Virginia Resource Finance Corp II
Sidewinder Drilling Inc						8.38%, 06/01/2020		11,790		13,087
9.75%, 11/15/2019(f)	1,280		1,242
										$89,445
Sinopec Capital 2013 Ltd
3.13%, 04/24/2023(f)	2,639		2,434			Real Estate - 0.42%
Sinopec Group Overseas Development 2012						BR Malls International Finance Ltd
Ltd						8.50%, 01/29/2049(f)		750		750
4.88%, 05/17/2042(f)	1,053		1,023			8.50%, 01/29/2049		300		301
SM Energy Co						Country Garden Holdings Co Ltd
5.00%, 01/15/2024(f)	5,900		5,767			7.25%, 04/04/2021(f)		1,274		1,273
State Oil Co of the Azerbaijan Republic						11.25%, 04/22/2017		500		541
5.45%, 02/09/2017	2,161		2,309			11.13%, 02/23/2018		1,500		1,674
Summit Midstream Holdings LLC / Summit						Emaar Sukuk Ltd
Midstream Finance Corp						6.40%, 07/18/2019		4,150		4,539
7.50%, 07/01/2021(f)	2,000		2,105			General Shopping Finance Ltd
Zhaikmunai LLP						10.00%, 11/29/2049(f)		374		341
7.13%, 11/13/2019(f)	4,250		4,526			Kaisa Group Holdings Ltd
			$298,057			8.88%, 03/19/2018(f)		3,100		3,162
						Kennedy-Wilson Inc
Oil & Gas Services - 0.43%						8.75%, 04/01/2019		18,190		20,009
EDC Finance Ltd						Longfor Properties Co Ltd
4.88%, 04/17/2020(f)	1,549		1,537			6.75%, 01/29/2023		1,227		1,147
Exterran Holdings Inc						6.88%, 10/18/2019		600		606
7.25%, 12/01/2018	16,075		16,999							$34,343
Exterran Partners LP / EXLP Finance Corp
6.00%, 04/01/2021(f)	1,975		1,965		REITS	- 0.06%
Petroleum Geo-Services ASA						EPR Properties
7.38%, 12/15/2018(f)	2,825		3,023			5.75%, 08/15/2022		4,830		5,013
SESI LLC
7.13%, 12/15/2021	10,818		11,968
			$35,492

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Retail - 1.67%						Sovereign - 6.09%
AmeriGas Finance LLC/AmeriGas Finance						Banco Nacional de Desenvolvimento
Corp						Economico e Social
7.00%, 05/20/2022		$21,835		$23,582		5.50%, 07/12/2020		$1,080		$1,134
AmeriGas Partners LP/AmeriGas Finance						6.50%, 06/10/2019		435		480
Corp						Brazil Notas do Tesouro Nacional Serie F
6.25%, 08/20/2019		1,000		1,070		10.00%, 01/01/2023	BRL	75,520		30,770
Burlington Coat Factory Warehouse Corp						Brazilian Government International Bond
10.00%, 02/15/2019		10,511		11,772		2.63%, 01/05/2023		$6,575		5,868
Cash America International Inc						4.25%, 01/07/2025(e)		1,406		1,374
5.75%, 05/15/2018(f)		3,175		3,032		7.13%, 01/20/2037		12,190		14,628
Checkers & Rally's Restaurants Inc						8.25%, 01/20/2034		5,815		7,763
11.63%, PIK 12.38%, 11/01/2016(f),(h)		800		808		Colombia Government International Bond
Checkers Drive-In Restaurants Inc						7.38%, 09/18/2037		6,334		8,171
11.00%, 12/01/2017(f)		3,275		3,602		8.13%, 05/21/2024		2,392		3,169
Chinos Intermediate Holdings A Inc						11.75%, 02/25/2020		4,493		6,582
7.75%, PIK 8.50%, 05/01/2019(e),(f),(h)		5,525		5,560		10.38%, 01/28/2033		2,625		4,043
Claire's Stores Inc						Croatia Government International Bond
8.88%, 03/15/2019		1,370		1,490		5.50%, 04/04/2023		4,694		4,659
9.00%, 03/15/2019(f)		17,230		19,255		Dominican Republic International Bond
GRD Holdings III Corp						5.88%, 04/18/2024(f)		8,749		8,596
10.75%, 06/01/2019(f)		17,050		18,499		7.50%, 05/06/2021		10,877		12,035
Hillman Group Inc/The						El Salvador Government International Bond
10.88%, 06/01/2018		13,070		14,181		7.38%, 12/01/2019		500		563
L Brands Inc						8.25%, 04/10/2032		1,231		1,403
5.63%, 10/15/2023		3,000		3,067		Export Credit Bank of Turkey
Landry's Inc						5.38%, 11/04/2016(f)		250		261
9.38%, 05/01/2020(f)		8,800		9,526		Hungary Government International Bond
Neiman Marcus Group Inc/The						6.00%, 01/11/2019	EUR	3,738		5,482
8.00%, 10/15/2021(f)		5,525		5,656		Indonesia Government International Bond
New Look Bondco I PLC						3.38%, 04/15/2023(f)		$6,006		5,405
8.38%, 05/14/2018(f)		1,725		1,794		4.88%, 05/05/2021		4,218		4,376
Rite Aid Corp						5.25%, 01/17/2042(f)		2,000		1,850
6.75%, 06/15/2021		13,390		14,160		5.25%, 01/17/2042		2,766		2,559
				$137,054		5.88%, 03/13/2020(f)		2,000		2,190
						6.63%, 02/17/2037		655		714
Semiconductors - 0.05%						6.63%, 02/17/2037(f)		505		551
STATS ChipPAC Ltd						7.75%, 01/17/2038		12,320		15,015
4.50%, 03/20/2018(f)		3,919		3,914
						8.50%, 10/12/2035		10,665		13,811
5.38%, 03/31/2016		113		117		11.63%, 03/04/2019		3,490		4,773
				$4,031		11.63%, 03/04/2019(f)		850		1,162
Software - 1.64%						Indonesia Treasury Bond
Activision Blizzard Inc						7.00%, 05/15/2022	IDR	10,060,000		863
5.63%, 09/15/2021(f)		10,950		11,333		7.88%, 04/15/2019		30,020,000		2,756
6.13%, 09/15/2023(f)		2,800		2,926		8.38%, 03/15/2024		80,975,000		7,612
Aspect Software Inc						9.00%, 03/15/2029		23,100,000		2,232
10.63%, 05/15/2017		13,326		13,626		Ivory Coast Government International Bond
Audatex North America Inc						7.10%, 12/31/2032		$3,094		2,785
6.00%, 06/15/2021(f)		19,900		20,547		Mexican Bonos
6.13%, 11/01/2023(e),(f)		4,000		4,060		8.00%, 12/07/2023(g)	MXN	149,205		13,062
Eagle Midco Inc						10.00%, 12/05/2024(g)		129,767		13,102
9.00%, PIK 9.75%, 06/15/2018(f),(h)		7,500		7,687		Mexico Government International Bond
Emdeon Inc						4.00%, 10/02/2023		$5,616		5,703
11.00%, 12/31/2019		5,500		6,325		4.75%, 03/08/2044		2,854		2,676
Epicor Software Corp						5.75%, 10/12/2110		1,426		1,380
8.63%, 05/01/2019		7,075		7,676		5.95%, 03/19/2019		2,214		2,577
First Data Corp						6.05%, 01/11/2040		6,652		7,533
6.75%, 11/01/2020(f)		14,495		15,347		6.75%, 09/27/2034		4,387		5,374
8.75%, PIK 10.00%, 01/15/2022(f),(h)		16,600		17,721		Morocco Government International Bond
Healthcare Technology Intermediate Inc						4.25%, 12/11/2022(f)		3,354		3,153
7.38%, PIK 8.13%, 09/01/2018(f),(h)		7,500		7,753		Nigeria Government International Bond
Infor US Inc						6.38%, 07/12/2023(f)		1,940		2,052
10.00%, 04/01/2019	EUR	6,675		10,105		Panama Government International Bond
Nuance Communications Inc						8.13%, 04/28/2034		9,109		11,840
5.38%, 08/15/2020(f)		$5,332		5,292		9.38%, 04/01/2029		7,095		10,252
Southern Graphics Inc						Peruvian Government International Bond
8.38%, 10/15/2020(f)		3,500		3,623		5.63%, 11/18/2050		5,220		5,486
				$134,021		Republic of Iraq
						5.80%, 01/15/2028		12,698		11,047

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	Principal				Principal
BONDS (continued)	Amount (000's)		Value (000 's)	BONDS (continued)	Amount (000's)		Value (000 's)

Sovereign (continued)				Telecommunications (continued)
Russian Foreign Bond - Eurobond				Indosat Palapa Co BV
4.88%, 09/16/2023(f)		$3,000	$3,147	7.38%, 07/29/2020		$2,875	$3,094
7.50%, 03/31/2030(g)		8,748	10,410	Intelsat Jackson Holdings SA
12.75%, 06/24/2028		2,400	4,182	5.50%, 08/01/2023(f)		7,350	7,093
South Africa Government Bond				Level 3 Financing Inc
8.00%, 12/21/2018	ZAR	130,300	13,642	7.00%, 06/01/2020		2,275	2,423
13.50%, 09/15/2015		36,980	4,172	Millicom International Cellular SA
South Africa Government International				6.63%, 10/15/2021(f)		1,648	1,693
Bond				MTS International Funding Ltd
4.67%, 01/17/2024		$10,214	10,086	5.00%, 05/30/2023(f)		4,000	3,840
5.50%, 03/09/2020		5,991	6,500	SBA Telecommunications Inc
5.88%, 09/16/2025		5,948	6,343	5.75%, 07/15/2020		7,760	8,070
Turkey Government Bond				Sprint Corp
6.30%, 02/14/2018(g)	TRY	9,490	4,462	7.25%, 09/15/2021(f)		9,800	10,560
6.50%, 01/07/2015(g)		4,984	2,467	TBG Global Pte Ltd
7.10%, 03/08/2023(g)		4,810	2,180	4.63%, 04/03/2018(f)		2,543	2,473
8.30%, 06/20/2018(g)		8,860	4,452	tw telecom holdings inc
Turkey Government International Bond				6.38%, 09/01/2023(f)		3,875	4,030
3.25%, 03/23/2023		$7,258	6,378	UPCB Finance V Ltd
5.13%, 03/25/2022		4,448	4,555	7.25%, 11/15/2021(f)		3,500	3,841
5.63%, 03/30/2021		8,425	8,994	UPCB Finance VI Ltd
6.25%, 09/26/2022		7,339	8,091	6.88%, 01/15/2022(f)		1,100	1,185
6.88%, 03/17/2036		8,490	9,381	ViaSat Inc
7.00%, 03/11/2019		4,004	4,570	6.88%, 06/15/2020		5,400	5,643
7.00%, 06/05/2020		1,683	1,944	Vimpel Communications Via VIP Finance
7.25%, 03/05/2038		1,754	2,017	Ireland Ltd OJSC
7.38%, 02/05/2025		4,026	4,710	7.75%, 02/02/2021		500	548
7.50%, 11/07/2019		4,006	4,717	9.13%, 04/30/2018(f)		1,500	1,751
8.00%, 02/14/2034		10,893	13,470	VimpelCom Holdings BV
Ukraine Government International Bond				5.20%, 02/13/2019(f)		1,640	1,640
6.25%, 06/17/2016		1,740	1,557	Virgin Media Secured Finance PLC
6.58%, 11/21/2016		309	277	6.00%, 04/15/2021(f)	GBP	2,900	4,801
6.88%, 09/23/2015(f)		6,632	6,068	Wind Acquisition Holdings Finance SA
7.50%, 04/17/2023(f)		2,632	2,283	12.25%, PIK 12.25%, 07/15/2017(f),(h)		$549	559
7.80%, 11/28/2022(f)		12,248	10,656				$99,220
9.25%, 07/24/2017		10,516	10,056
Venezuela Government International Bond				Textiles - 0.09%
5.75%, 02/26/2016		990	881	Empire Today LLC / Empire Today Finance
6.00%, 12/09/2020		4,556	3,326	Corp
				11.38%, 02/01/2017(f)		7,650	7,038
7.00%, 12/01/2018		1,482	1,234
8.25%, 10/13/2024		1,650	1,258
9.25%, 05/07/2028		21,950	17,450	Transportation - 0.71%
13.63%, 08/15/2018		1,906	2,025	BNSF Funding Trust I
12.75%, 08/23/2022		13,470	13,571	6.61%, 12/15/2055(g)		4,610	5,065
11.95%, 08/05/2031		6,913	6,394	CEVA Group PLC
			$498,778	8.38%, 12/01/2017(f)		9,600	9,936
				11.63%, 10/01/2016(f)		6,710	7,046
Telecommunications - 1.21%				CHC Helicopter SA
Altice Finco SA
9.00%, 06/15/2023(f)	EUR	3,250	4,788	9.38%, 06/01/2021		2,100	2,126
				Far East Capital Ltd SA
Avaya Inc				8.00%, 05/02/2018(f)		4,100	3,711
7.00%, 04/01/2019(f)		$1,860	1,776
				8.75%, 05/02/2020(f)		943	851
Bharti Airtel International Netherlands BV
5.13%, 03/11/2023(f)		4,378	4,104	Geo Debt Finance SCA
				7.50%, 08/01/2018(f)	EUR	3,000	4,338
CenturyLink Inc				Marquette Transportation Co LLC /
5.80%, 03/15/2022		4,000	3,960
Clearwire Communications LLC/Clearwire				Marquette Transportation Finance Corp
				10.88%, 01/15/2017		$9,715	10,334
Finance Inc
12.00%, 12/01/2015(f)		3,125	3,241	Quality Distribution LLC/QD Capital Corp
Colombia Telecomunicaciones SA ESP				9.88%, 11/01/2018		10,342	11,402
5.38%, 09/27/2022(f)		600	563	Russian Railways via RZD Capital PLC
				5.74%, 04/03/2017		845	909
CommScope Inc
8.25%, 01/15/2019 (f)		10,475	11,496	Transnet SOC Ltd
				4.00%, 07/26/2022(f)		3,049	2,729
Digicel Group Ltd
8.25%, 09/30/2020(f)		1,700	1,794				$58,447
10.50%, 04/15/2018		1,400	1,512	TOTAL BONDS			$4,083,422
Frontier Communications Corp
7.13%, 01/15/2023		1,000	1,037
Hughes Satellite Systems Corp
7.63%, 06/15/2021		1,557	1,705

See accompanying notes

     Schedule of Investments Global Diversified Income Fund October 31, 2013

		Principal				SENIOR FLOATING RATE INTERESTS	Principal
	CONVERTIBLE BONDS - 0.00%	Amount (000's)	Value	(000	's)	(continued)	Amount (000's)	Value	(000	's)

	Agriculture - 0.00%					Commercial Services - 0.76%
	Vector Group Ltd					Catalent Pharma Solutions Inc, Term Loan
	3.88%, 06/15/2026(g)	$63		$70		6.50%, 12/31/2017(g)	$1,700		$1,719
						Ceridian Corp, Term Loan B
	TOTAL CONVERTIBLE BONDS			$70		4.42%, 05/09/2017(g)	5,288		5,314
	CREDIT LINKED STRUCTURED	Principal				CHG Buyer Corp, Term Loan
NOTES	- 0.26%	Amount (000's)	Value	(000	's)	9.00%, 11/13/2020(g)	7,400		7,499
						Envision Acquisition Co LLC, Term Loan
	Sovereign - 0.26%					0.00%, 09/23/2021(g),(i)	1,925		1,927
	Colombian Tes - Barclays					0.00%, 09/23/2021(g),(i)	6,000		6,000
	7.00%, 04/07/2022	COP 10,430,000		5,605		Envision Healthcare Corp, Term Loan B
	Republic of Iraq - Merrill Lynch					5.40%, 05/25/2018(g)	19,944		20,019
	2.51%, 01/07/2028(b),(c),(g)	JPY 654,809		4,049
						Laureate Education Inc, Term Loan B
	Titulos De Tesoreria B - Citigroup Inc					5.00%, 06/16/2018(g)	4,399		4,421
	11.00%, 07/27/2020(f)	COP 12,000,000		7,747
	(f)					Learning Care Group Inc, Term Loan B
	11.00%, 07/27/2020	2,500,000		1,614		6.00%, 05/08/2019(g)	1,247		1,250
	11.00%, 07/27/2020(f)	3,000,000		1,937
						Merrill Communications LLC, Term Loan
				$20,952		7.25%, 03/08/2018(g)	1,395		1,407
	TOTAL CREDIT LINKED STRUCTURED NOTES			$20,952		NANA Development Corp, Term Loan B
	SENIOR FLOATING RATE INTERESTS	Principal				8.00%, 03/13/2018(g)	1,350		1,363
	- 9.04%	Amount (000's)	Value	(000	's)	Sutherland Global Services Inc, Term Loan
						7.25%, 03/06/2019(g)	1,343		1,340
	Advertising - 0.12%					7.25%, 03/06/2019(g)	607		605
	Van Wagner Communications LLC, Term
	Loan B					Washington Inventory Service, Term Loan
						10.25%, 06/18/2019(g)	6,800		6,919
	6.25%, 08/03/2019(g)	$9,993		$10,138
						Wyle Services Corp, Term Loan B
						5.00%, 03/26/2017(g)	2,192		2,179
	Agriculture - 0.08%								$61,962
	Arysta Lifescience SPC LLC, Term Loan
	8.25%, 11/20/2020(g)	6,575		6,602		Computers - 0.45%
						Expert Global Solutions Inc, Term Loan B
						8.50%, 04/02/2018(g)	12,407		12,578
	Airlines - 0.03%					8.50%, 04/02/2018(g)	6,482		6,571
	Global Aviation Holdings Inc, PIK Term					Peak 10 Inc, Term Loan B
	Loan EXIT					7.25%, 10/22/2018(g)	17,617		17,661
	3.00%, PIK 3.00%, 02/13/2018(b),(g),(h)	1,575		79		SRA International Inc, Term Loan B
	Global Aviation Holdings Inc, Term Loan					6.50%, 07/20/2018(g)	410		402
	EXIT								$37,212
	0.00%, 07/13/2017(a),(b),(g)	4,879		2,439
				$2,518		Distribution & Wholesale - 0.22%
						American Builders & Contractors Supply Co
	Building Materials - 0.19%					Inc, Term Loan B
	Air Distribution Technologies Inc, Term					3.50%, 04/05/2020(g)	16,100		16,110
	Loan					Performance Food Group Inc, Term Loan
	5.00%, 11/09/2018(g)	826		826		6.25%, 11/07/2019(g)	1,746		1,740
	9.25%, 05/01/2020(g)	5,799		5,879		VWR Funding Inc, Term Loan B1
	CPG International Inc, Term Loan B					4.18%, 04/03/2017(g)	577		579
	4.75%, 09/30/2020(g)	4,830		4,836
									$18,429
	Panolam Industries International Inc, Term
	Loan					Diversified Financial Services - 0.26%
	7.25%, 08/22/2017(b),(g)	4,060		3,908		Connolly LLC, Term Loan
				$15,449		10.50%, 07/25/2019(g)	2,290		2,313
						KCG Holdings Inc, Term Loan
	Chemicals - 0.06%					5.75%, 11/30/2017(g)	783		786
	Univar Inc, Term Loan B					5.75%, 11/30/2017(g)	4,555		4,572
	5.00%, 06/30/2017(g)	5,204		5,116		National Financial Partners Corp, Term Loan
						B
						5.25%, 06/19/2020(g)	4,739		4,757
	Closed End Funds - 0.21%
	Associated Partners Inc, Delay-Draw Term					Nuveen Investments Inc, Term Loan
						6.50%, 02/28/2019(g)	6,500		6,370
	Loan
	6.67%, 12/24/2015(b),(c),(g)	17,000		17,000		Nuveen Investments Inc, Term Loan B
						4.17%, 05/13/2017(g)	1,000		994
						Ocwen Loan Servicing LLC, Term Loan
Coal	- 0.08%					5.00%, 02/15/2018(g)	1,692		1,712
	Bowie Resource Holdings LLC, Term Loan								$21,504
	11.75%, 02/09/2021(g)	3,825		3,749
	Bowie Resource Holdings LLC, Term Loan					Electric - 0.13%
	B					Astoria Generating Co Acquisitions LLC,
	6.75%, 08/07/2020(g)	2,450		2,462		Term Loan
				$6,211		8.50%, 10/26/2017(g)	6,419		6,579

See accompanying notes

     Schedule of Investments Global Diversified Income Fund October 31, 2013

	SENIOR FLOATING RATE INTERESTS	Principal			SENIOR FLOATING RATE INTERESTS	Principal
	(continued)	Amount (000's) Value (000's)			(continued)	Amount (000's) Value (000's)

	Electric (continued)				Healthcare - Services (continued)
	Equipower Resources Holdings LLC, Term				One Call Medical Inc, Term Loan B
	Loan B				5.50%, 08/22/2019(g)	$11,633	$11,662
	4.25%, 12/29/2018(g)	$4,161	$4,180		RegionalCare Hospital Partners Inc, Term
			$10,759		Loan B
					7.00%, 11/04/2018(g)	4,069	4,069
	Electronics - 0.04%				Sheridan Holdings Inc, Term Loan
	Excelitas Technologies Corp, Term Loan				9.00%, 06/29/2019(g)	3,700	3,709
	0.00%, 10/23/2020(g),(i)	3,425	3,425
					9.00%, 06/29/2019(g)	1,950	1,955
					Steward Health Care System LLC, Term
	Entertainment - 0.36%				Loan
	Graton Economic Development Authority,				6.75%, 04/10/2020(g)	4,065	4,065
	Term Loan B				Surgery Center Holdings Inc, Term Loan
	9.00%, 08/14/2018(g)	2,000	2,100		9.75%, 04/10/2020(g)	5,825	5,796
	Intrawest ULC, Term Loan				US Renal Care Inc, Term Loan
	7.00%, 12/03/2017(g)	14,689	14,849		5.25%, 07/03/2019(g)	2,400	2,430
	Lions Gate Entertainment Corp, Term Loan				US Renal Care Inc, Term Loan B1
	5.00%, 07/17/2020(g)	9,800	9,788		8.50%, 01/03/2020(g)	4,900	4,967
	WMG Acquisition Corp, Term Loan B				8.50%, 01/03/2020(g)	1,060	1,075
	3.75%, 07/07/2020(g)	2,610	2,611				$93,979

			$29,348		Insurance - 0.16%
	Environmental Control - 0.03%				AmWins Group LLC, Term Loan
	EnergySolutions LLC, Term Loan B				5.00%, 02/20/2020(g)	4,184	4,193
	6.75%, 08/15/2016(g)	2,087	2,102		HUB International Ltd, Term Loan B
					4.75%, 09/17/2020(g)	5,800	5,845
					Lonestar Intermediate Super Holdings LLC,
Food	- 0.54%				Term Loan
	AdvancePierre Foods Inc, Term Loan				11.00%, 08/16/2019(g)	3,000	3,107
	9.50%, 10/02/2017(g)	22,500	22,748
	CTI Foods Holding Co LLC, Term Loan						$13,145
	8.25%, 06/14/2019(g)	3,920	3,900		Internet - 0.59%
	Hostess Brands Inc, Term Loan B				Blue Coat Systems Inc, Term Loan
	6.75%, 03/12/2020(g)	600	615		9.50%, 06/26/2020(g)	3,000	3,023
	6.75%, 03/12/2020(g)	2,550	2,616		Blue Coat Systems Inc, Term Loan B
	Milk Specialties Co, Term Loan B				4.50%, 02/15/2018(g)	3,960	3,970
	7.00%, 11/07/2018(g)	14,888	14,906		Digital Insight Corp, Term Loan
			$44,785		5.50%, 08/01/2019(g)	4,700	4,698
					9.50%, 08/01/2020(g)	2,510	2,518
	Forest Products & Paper - 0.01%				EIG Investors Corp, Term Loan
	Ranpak Corp, Term Loan				10.25%, 05/08/2020(g)	7,950	8,069
	8.50%, 04/20/2017(g)	1,225	1,253
					EIG Investors Corp, Term Loan B
					6.25%, 05/08/2020(g)	5,211	5,226
	Healthcare - Products - 0.24%				Ion Trading Technologies Sarl, Term Loan
	Biomet Inc, Term Loan B2				B
	1.65%, 07/25/2017(g)	14,564	14,658		8.25%, 05/21/2021(g)	1,000	1,004
	Merge Healthcare Inc, Term Loan				8.25%, 05/21/2021(g)	5,125	5,146
	6.00%, 04/19/2019(g)	2,338	2,221		LANDesk Software Inc, Term Loan B
	Surgical Specialties Corp, Term Loan B				5.25%, 08/07/2020(g)	3,691	3,702
	7.25%, 08/15/2018(g)	2,963	2,970		Petroleum Place Inc/The, Term Loan
			$19,849		0.00%, 04/30/2021(g),(i)	3,100	3,100
					11.00%, 11/15/2019(g)	4,000	4,080
	Healthcare - Services - 1.15%				SumTotal Systems Inc, Term Loan
	American Renal Holdings Inc, Delay-Draw				6.25%, 11/13/2019(g)	3,754	3,698
	Term Loan DD						$48,234
	8.50%, 02/14/2020(g)	2,500	2,412
	Apria Healthcare Group Inc, Term Loan				Leisure Products & Services - 0.36%
	6.75%, 04/01/2020(g)	6,683	6,769		Equinox Holdings Inc, Term Loan
	HCA Inc, Term Loan B4				9.75%, 05/16/2020(g)	12,500	12,656
	2.93%, 05/01/2018(g)	9,970	9,981		Sabre Inc, Term Loan B
	HCA Inc, Term Loan B5				5.25%, 02/15/2019(g)	5,325	5,353
	3.00%, 05/30/2017(g)	3,040	3,044		Travelport LLC, PIK Term Loan 2
	Healogics Inc, Term Loan				8.38%, PIK 4.38%, 12/01/2016(g),(h)	967	976
	9.25%, 02/10/2020(g)	1,200	1,223		Travelport LLC, Term Loan
	Heartland Dental Care Inc, Term Loan				6.25%, 06/21/2019(g)	7,250	7,378
	6.25%, 12/20/2018(g)	4,647	4,674		Travelport LLC, Term Loan 1
	9.75%, 06/20/2019(g)	9,050	9,141		9.50%, 01/31/2016(g)	3,352	3,470
	LHP Operations Co LLC, Term Loan						$29,833
	9.00%, 06/29/2018(g)	1,382	1,313
	National Mentor Holdings Inc, Term Loan
	B1
	6.50%, 02/09/2017(g)	15,590	15,694
	See accompanying notes			252

Schedule of Investments
Global Diversified Income Fund
October 31, 2013

	SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
	(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

	Leisure Time - 0.00%			Oil & Gas Services (continued)
	Playpower Inc, Term Loan			Pinnacle Holdco Sarl, Term Loan
	7.50%, 06/30/2015(g)	$248	$227	10.50%, 07/24/2020(g)	$1,500	$1,508
						$2,379

	Lodging - 0.45%			Packaging & Containers - 0.15%
	CityCenter Holdings LLC, Term Loan B			Berlin Packaging LLC, Term Loan
	5.00%, 10/09/2020(g)	12,140	12,236	4.75%, 03/28/2020(g)	1,920	1,931
	Hilton Worldwide Finance LLC, Term Loan			8.75%, 03/28/2020(g)	1,420	1,430
	B			FPC Holdings Inc, Term Loan
	4.32%, 09/23/2020(g)	5,670	5,701	9.25%, 05/15/2020(g)	9,400	8,707
	MGM Resorts International, Term Loan B					$12,068
	3.50%, 12/13/2019(g)	16,274	16,248
	ROC Finance LLC, Term Loan B			Pharmaceuticals - 0.10%
	5.00%, 03/27/2019(g)	2,410	2,356	Aptalis Pharma Inc, Term Loan B
				6.00%, 10/02/2020(g)	3,200	3,214
			$36,541
				BioScrip Inc, Delay-Draw Term Loan
	Machinery - Construction & Mining - 0.02%			0.00%, 07/22/2020(g),(i)	247	245
	Varel International Energy Funding Corp,			BioScrip Inc, Term Loan
	Term Loan			0.00%, 06/05/2020(g),(i)	413	409
	9.25%, 07/14/2017(g)	1,246	1,271	P2 Lower Acquisition LLC, Term Loan
				0.00%, 10/18/2021(g),(i)	1,925	1,930
				0.00%, 10/18/2021(g),(i)	2,375	2,375
	Machinery - Diversified - 0.05%
	CPM Holdings Inc, Term Loan					$8,173
	10.25%, 02/16/2018(g)	2,500	2,506	Pipelines - 0.03%
	Intelligrated Inc, Term Loan			Crestwood Holdings LLC, Term Loan B1
	10.50%, 01/19/2019(g)	1,400	1,421	7.00%, 05/24/2019(g)	2,752	2,818
			$3,927

Media	- 0.04%			Retail - 0.77%
	Cengage Learning Acquisitions Inc, Term			Grocery Outlet Inc, Term Loan
	Loan			5.50%, 12/10/2018(g)	4,617	4,623
	0.00%, 07/03/2014(a),(g)	1,791	1,289	5.50%, 12/10/2018(g)	6,470	6,478
	Cengage Learning Acquisitions Inc, Term			10.50%, 05/26/2019(g)	7,063	7,187
	Loan EXT			Guitar Center Inc, Term Loan B-NONEXT
	0.00%, 07/31/2017(a),(g)	489	357	6.25%, 04/09/2017(g)	12,315	11,945
	CKX Inc, Term Loan B			HMK Intermediate Holdings LLC, Term
	9.00%, 06/21/2017(b),(g)	1,503	1,353	Loan B
			$2,999	5.75%, 03/22/2018(g)	4,186	4,197
				Hudsons Bay Co, Term Loan
	Metal Fabrication & Hardware - 0.09%			0.00%, 10/08/2021(g),(i)	5,980	6,137
	Doncasters Group Ltd, Term Loan
	9.50%, 10/28/2020(g)	800	796	McJunkin Red Man Corp, Term Loan B
				6.00%, 11/08/2019(g)	2,873	2,888
	Transtar Industries Inc, Term Loan
	9.75%, 10/02/2019(g)	4,050	4,050	Neiman Marcus Group LTD Inc, Term Loan
				5.00%, 10/16/2020(g)	3,500	3,522
	Wastequip LLC, Term Loan B
	5.50%, 07/26/2019(g)	2,968	2,975	Rite Aid Corp, Term Loan 2
				4.88%, 06/11/2021(g)	5,925	5,968
			$7,821	Sears Holdings Corp, Term Loan
	Mining - 0.06%			5.50%, 06/30/2018(g)	8,000	8,024
	Constellium NV, Term Loan B			Steinway Musical Instruments Inc, Term
	6.00%, 03/06/2020(g)	4,478	4,584	Loan
				9.25%, 09/11/2020(g)	700	714
				Targus Group International Inc, Term Loan
	Miscellaneous Manufacturing - 0.09%			B
	Arctic Glacier USA Inc, Term Loan			12.00%, 05/24/2016(g)	1,358	1,195
	6.00%, 05/09/2019(g)	1,949	1,943
	Utex Industries Inc, Term Loan					$62,878
	4.75%, 04/10/2020(g)	1,716	1,721	Software - 0.35%
	8.75%, 04/10/2021(g)	3,400	3,445	Attachmate Corp, Term Loan
			$7,109	7.25%, 11/24/2017(g)	4,026	4,054
				Deltek Inc, Term Loan
	Oil & Gas - 0.04%			10.00%, 10/04/2019(g)	1,000	1,004
	Fieldwood Energy LLC, Term Loan			EZE Castle Software Inc, Term Loan
	8.38%, 09/20/2020(g)	2,875	2,924
				8.75%, 03/14/2021(g)	2,000	2,025
	Rice Drilling B LLC, Term Loan			First Data Corp, Term Loan C1
	8.50%, 10/11/2018(g)	498	505
				4.17%, 03/23/2018(g)	3,660	3,661
			$3,429	Hyland Software Inc, Term Loan B
	Oil & Gas Services - 0.03%			5.50%, 10/24/2019(g)	1,390	1,394
	Panda Temple Power II LLC, Term Loan B			Misys Ltd, Term Loan
	7.25%, 04/03/2019(g)	850	871	12.00%, 12/06/2019(g)	10,000	11,450
				MModal Inc, Term Loan B
				7.75%, 08/15/2019(g)	753	692

See accompanying notes

     Schedule of Investments Global Diversified Income Fund October 31, 2013

SENIOR FLOATING RATE INTERESTS	Principal						Maturity
(continued)	Amount (000's)	Value	(000	's)	REPURCHASE AGREEMENTS - 1.85%	Amount (000's)		Value	(000	's)

Software (continued)					Banks - 1.85%
Sophos Public Ltd, Term Loan B					Investment in Joint Trading Account;		$36,027		$36,027
6.50%, 05/04/2019(g)	$2,807		$2,793			Barclays Bank PLC Repurchase
STG-Fairway Acquisitions Inc, Term Loan						Agreement; 0.07% dated 10/31/2013
B						maturing 11/01/2013 (collateralized by US
6.25%, 02/13/2019(g)	1,244		1,241			Government Securities; $36,746,884;
			$28,314			0.25% - 2.63%; dated 06/30/15 - 08/15/20)
					Investment in Joint Trading Account; Credit		27,020		27,018
Telecommunications - 0.39%						Suisse Repurchase Agreement; 0.08%
Alcatel-Lucent USA Inc, Term Loan C						dated 10/31/2013 maturing 11/01/2013
5.75%, 01/29/2019(g)	3,474		3,522
						(collateralized by US Government
Avaya Inc, Term Loan B3						Securities; $27,560,163; 0.00%; dated
4.76%, 10/26/2017(g)	4,879		4,506
						08/15/16 - 08/15/37)
Avaya Inc, Term Loan B5					Investment in Joint Trading Account;		60,045		60,045
8.00%, 03/31/2018(g)	2,825		2,753
						Deutsche Bank Repurchase Agreement;
Cleveland Unlimited Inc, Term Loan						0.11% dated 10/31/2013 maturing
14.82%, 01/25/2016(b),(c),(g)	5		5
14.80%, 06/25/2016(b),(c),(g)	33		33			11/01/2013 (collateralized by US
						Government Securities; $61,244,807;
Cleveland Unlimited Inc, Term Loan A						0.00% - 5.50%; dated 12/27/13 - 07/15/36)
14.81%, 01/25/2016(b),(c),(g)	11		11
14.78%, 01/25/2016(b),(c),(g)	13		13		Investment in Joint Trading Account; Merrill		28,098		28,098
						Lynch Repurchase Agreement; 0.09%
Cleveland Unlimited Inc, Term Loan B						dated 10/31/2013 maturing 11/01/2013
14.80%, 07/25/2016(b),(c),(g)	11		11
						(collateralized by US Government
Cleveland Unlimited Inc, Term Loan C						Securities; $28,659,997; 0.00% - 7.13%;
14.80%, 06/25/2016(b),(c),(g)	5		5
						dated 03/15/14 - 01/15/48)
GOGO LLC, Term Loan									$151,188
11.25%, 06/21/2017(b),(g)	4,524		4,886
IPC Systems Inc, Term Loan B1 EXT					TOTAL REPURCHASE AGREEMENTS				$151,188
7.75%, 07/31/2017(g)	270		264		Total Investments				$8,004,097
IPC Systems Inc, Term Loan C					Other Assets in Excess of Liabilities, Net - 2.30%				$188,533
7.75%, 07/31/2017(g)	1,213		1,185		TOTAL NET ASSETS - 100.00%				$8,192,630
LTS Buyer LLC, Term Loan
4.50%, 04/01/2020(g)	1,925		1,931
8.00%, 03/28/2021(g)	2,275		2,304		(a)	Non-Income Producing Security
8.00%, 03/28/2021(g)	660		668		(b)	Security is Illiquid
					(c)	Fair value of these investments is determined in good faith by the
Telx Group Inc/The, Term Loan B						Manager under procedures established and periodically reviewed by the
5.25%, 09/22/2017(g)	2,451		2,458
						Board of Directors. At the end of the period, the fair value of these
West Corp, Term Loan B8						securities totaled $59,012 or 0.72% of net assets.
3.75%, 06/30/2018(g)	7,697		7,716
					(d)	Security or a portion of the security was pledged to cover margin
			$32,271			requirements for options contracts. At the end of the period, the value of
Transportation - 0.29%						these securities totaled $296,165 or 3.62% of net assets.
Air Medical Group Holdings Inc, PIK Term					(e)	Security purchased on a when-issued basis.
Loan B					(f)	Security exempt from registration under Rule 144A of the Securities Act of
7.63%, PIK 8.38%, 05/21/2018(g),(h)	3,000		2,955			1933. These securities may be resold in transactions exempt from
Commercial Barge Line Co, Term Loan						registration, normally to qualified institutional buyers. Unless otherwise
10.75%, 03/20/2020(g)	4,000		3,860			indicated, these securities are not considered illiquid. At the end of the
Commercial Barge Line Co, Term Loan B						period, the value of these securities totaled $1,682,877 or 20.54% of net
7.50%, 09/20/2019(g)	4,975		4,900			assets.
Sirva Worldwide Inc, Term Loan					(g)	Variable Rate. Rate shown is in effect at October 31, 2013.
7.50%, 03/22/2019(g)	7,065		7,153		(h)	Payment in kind; the issuer has the option of paying additional securities
State Class Tankers II LLC, Term Loan B						in lieu of cash.
6.75%, 06/19/2020(g)	3,375		3,392		(i)	This Senior Floating Rate Note will settle after October 31, 2013, at which
US Shipping Corp, Term Loan B						time the interest rate will be determined.
9.00%, 04/11/2018(g)	1,496		1,541
			$23,801

Trucking & Leasing - 0.02%
AWAS Finance Luxembourg SA, Term
Loan
3.50%, 06/10/2016(g)	1,446		1,448

TOTAL SENIOR FLOATING RATE INTERESTS			$740,911

See accompanying notes

		Schedule of Investments
Global Diversified Income Fund
October 31, 2013

Portfolio Summary (unaudited)
Country		Percent
United States		70.21%
Canada		3.24%
United Kingdom		3.19%
Luxembourg		1 .44%
Brazil		1.37%
France		1.26%
Venezuela		1 .25%
Bermuda		1 .20%
Australia		1.18%
Japan		1 .16%
Turkey		1.05%
Netherlands		0 .98%
Indonesia		0.93%
Mexico		0 .76%
South Africa		0 .64%
Germany		0 .62%
Cayman Islands		0 .59%
Colombia		0 .55%
Kazakhstan		0.41%
Spain		0 .40%
Hong Kong		0.40%
Jersey, Channel Islands		0 .39%
Ukraine		0 .37%
China		0.36%
Ireland		0.33%
Chile		0.31%
Switzerland		0.29%
Panama		0 .27%
Dominican Republic		0 .25%
Virgin Islands, British		0.25%
Singapore		0.24%
Russian Federation		0 .22%
Sweden		0 .18%
Iraq		0 .18%
Norway		0 .18%
Italy		0 .14%
Denmark		0 .11%
Korea, Republic Of		0 .10%
Finland		0.08%
Peru		0 .07%
Hungary		0.07%
Croatia		0 .06%
New Zealand		0.06%
Austria		0.05%
Poland		0 .05%
Guernsey		0 .05%
Marshall Islands		0.04%
Morocco		0 .04%
El Salvador		0 .03%
Cote d'Ivoire		0 .03%
Azerbaijan		0 .03%
Nigeria		0 .02%
Cyprus		0.01%
Other Assets in Excess of Liabilities, Net		2 .30%
TOTAL NET ASSETS		100.00%

Foreign Currency Contracts

Foreign Currency Purchase						Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Accept In Exchange For		Fair Value	Appreciation/(Depreciation)
British Pound Sterling	Bank of New York Mellon	11/08/2013	1,625,000	$2,518	$2,605	$87
Euro	Bank of New York Mellon	11/20/2013	2,250,000	3,107	3,055	(52)
Euro	Bank of New York Mellon	01/08/2014	3,300,000	4,491	4,481	(10)
Peruvian Nuevo Sol	JP Morgan Chase	12/20/2013	50,758,630	18,163	18,224	61
Philippine Peso	JP Morgan Chase	12/12/2013	386,813,290	9,061	8,965	(96)
Total						$(10)

Foreign Currency Sale						Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Deliver In Exchange For		Fair Value	Appreciation/(Depreciation)
Brazilian Real	JP Morgan Chase	12/03/2013	10,246,153	$4,651	$4,544	$107
British Pound Sterling	Bank of New York Mellon	11/08/2013	4,650,000	7,128	7,456	(328)

See accompanying notes

		Schedule of Investments
Global Diversified Income Fund
October 31, 2013

Foreign Currency Contracts (continued)

Foreign Currency Sale								Net Unrealized
Contracts	Counterparty	Delivery Date Contracts to Deliver			In Exchange For		Fair Value	Appreciation/(Depreciation)
British Pound Sterling	JP Morgan Chase	11/29/2013		3,145,500		$5,091	$5,041	$50
Euro	Bank of New York Mellon	11/18/2013		3,325,000		4,507	4,514	(7)
Euro	Bank of New York Mellon	11/20/2013		17,375,000	23,263		23,590	(327)
Euro	Bank of New York Mellon	01/08/2014		3,850,000		5,228	5,227	1
Euro	Bank of New York Mellon	01/10/2014		3,475,000		4,697	4,718	(21)
Euro	Bank of New York Mellon	01/17/2014		1,475,000		2,019	2,003	16
Euro	JP Morgan Chase	11/29/2013		4,054,600		5,486	5,505	(19)
Japanese Yen	JP Morgan Chase	11/29/2013	397,089,000			4,040	4,040	—
Total								$(528)

Amounts in thousands except contracts

Options

				Upfront Premiums				Unrealized
Written Options Outstanding	Exercise Price Expiration Date		Contracts	Paid/(Received)		Fair Value		Appreciation/(Depreciation)
Call - EFA	$65.00	11/18/2013	11,478		$(1,340)		$(1,467)	$(127)
Call - EWG	$29.00	11/18/2013	8,901		(324)		(492)	(168)
Call - EWZ	$51.00	11/18/2013	10,022		(1,182)		(561)	621
Call - IWM	$109.00	11/18/2013	17,613		(4,313)		(2,619)	1,694
Call - IWM	$108.00	11/18/2013	9,886		(2,205)		(2,125)	80
Call - IWM	$107.00	11/18/2013	25,258		(4,702)		(7,341)	(2,639)
Call - QQQ	$80.00	11/18/2013	10,000		(1,577)		(3,041)	(1,464)
Call - QQQ	$82.00	11/18/2013	9,038		(714)		(1,253)	(539)
Call - SPY	$175.00	11/18/2013	11,873		(1,813)		(2,462)	(649)
Call - XLE	$86.00	11/18/2013	6,000		(804)		(755)	49
Call - XLI	$48.00	11/18/2013	5,448		(218)		(512)	(294)
Call - XLY	$62.00	11/18/2013	4,000		(254)		(669)	(415)
Total					$(19,446)		$(23,297)	$(3,851)

Amounts in thousands except contracts

See accompanying notes

     Schedule of Investments Global Real Estate Securities Fund October 31, 2013

COMMON STOCKS - 98.98%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Services - 0.48%					REITS (continued)
Brookdale Senior Living Inc (a)	286,982		$7,771		Kenedix Residential Investment Corp	3,473		$7,461
					Kilroy Realty Corp	270,000		14,353
					Land Securities Group PLC	2,319,545		36,770
Holding Companies - Diversified - 1.59%					Medical Properties Trust Inc	334,055		4,356
Wharf Holdings Ltd	3,056,880		25,724		Mirvac Group	10,465,556		17,205
					Nippon Prologis REIT Inc	1,648		16,457
Home Builders - 0.57%					Nomura Real Estate Master Fund Inc	11,791		12,079
Taylor Wimpey PLC	5,200,290		9,175		Northern Property Real Estate Investment	155,669		4,180
					Trust
					Orix JREIT Inc	11,248		14,027
Lodging - 0.83%					Pebblebrook Hotel Trust	526,015		15,886
City Developments Ltd	1,619,000		13,401		Pennsylvania Real Estate Investment Trust	304,222		5,516
					Prologis Inc	1,251,295		49,989
Real Estate - 27.05%					Public Storage	130,086		21,720
Agile Property Holdings Ltd	10,976,000		13,246		Saul Centers Inc	216,132		10,158
Atrium European Real Estate Ltd (b)	1,284,081		7,682		Senior Housing Properties Trust	770,886		18,995
CapitaLand Ltd	6,386,000		16,000		Simon Property Group Inc	556,444		85,998
Citycon OYJ	2,731,778		9,738		SL Green Realty Corp	401,182		37,940
Country Garden Holdings Co Ltd	29,107,000		19,959		Strategic Hotels & Resorts Inc (a)	989,615		8,610
Fabege AB	1,517,240		17,467		Sunstone Hotel Investors Inc	812,703		10,768
Henderson Land Development Co Ltd	3,081,685		18,235		Suntec Real Estate Investment Trust	5,918,300		8,146
Hongkong Land Holdings Ltd	3,901,753		23,996		Taubman Centers Inc	161,342		10,615
Hufvudstaden AB	786,191		10,290		Unibail-Rodamco SE	159,260		41,734
Jones Lang LaSalle Inc	86,478		8,233		Ventas Inc	176,243		11,498
Kerry Properties Ltd	3,003,500		13,025		Vornado Realty Trust	315,110		28,064
KWG Property Holding Ltd	12,763,500		8,263		Wereldhave NV	198,797		15,447
LEG Immobilien AG	166,931		9,505		Westfield Group	3,663,149		37,487
Mitsubishi Estate Co Ltd	2,357,077		67,364		Workspace Group PLC	1,822,477		14,301
Mitsui Fudosan Co Ltd	1,700,793		56,340					$1,106,519
Nomura Real Estate Holdings Inc	556,400		14,078		TOTAL COMMON STOCKS			$1,599,742
Shimao Property Holdings Ltd	8,383,000		21,069		Total Investments			$1,599,742
Sino Land Co Ltd	9,674,000		13,568		Other Assets in Excess of Liabilities, Net - 1.02%			$16,557
Sponda OYJ	1,977,719		10,249		TOTAL NET ASSETS - 100.00%			$1,616,299
ST Modwen Properties PLC	1,821,973		10,290
Sumitomo Realty & Development Co Ltd	617,000		29,194
Sun Hung Kai Properties Ltd	1,787,687		23,417		(a) Non-Income Producing Security
Unite Group PLC	2,508,180		15,944		(b) Security is Illiquid
			$437,152

REITS - 68.46%
AIMS AMP Capital Industrial REIT	6,779,000		8,619		Portfolio Summary (unaudited)
Apartment Investment & Management Co	624,753		17,481		Country			Percent
Astro Japan Property Group (b)	2,066,723		7,041		United States			47.26%
AvalonBay Communities Inc	221,686		27,722		Japan			14.72%
Boardwalk Real Estate Investment Trust	238,740		13,580		Hong Kong			9.11%
Boston Properties Inc	343,065		35,507		United Kingdom			7.09%
BRE Properties Inc	272,745		14,895		Australia			6.31%
Camden Property Trust	264,956		17,010		Singapore			2.85%
Campus Crest Communities Inc	162,564		1,627		France			2.58%
Canadian Real Estate Investment Trust	373,425		15,211		China			2.05%
Corrections Corp of America	567,854		21,011		Canada			2.04%
CubeSmart	1,062,049		19,404		Sweden			1 .72%
DDR Corp	934,533		15,840		Finland			1.23%
Duke Realty Corp	876,276		14,520		Netherlands			0 .96%
DuPont Fabros Technology Inc	93,617		2,326		Germany			0 .59%
EPR Properties	317,767		16,324		Jersey, Channel Islands			0 .47%
Equity One Inc	372,346		8,977		Other Assets in Excess of Liabilities, Net			1 .02%
Equity Residential	379,816		19,887		TOTAL NET ASSETS			100.00%
Essex Property Trust Inc	158,727		25,555
Extra Space Storage Inc	464,572		21,366
Federal Realty Investment Trust	168,032		17,408
Federation Centres Ltd	8,439,266		19,806
First Industrial Realty Trust Inc	1,140,084		20,601
General Growth Properties Inc	1,992,694		42,305
Goodman Group	4,269,650		20,405
Great Portland Estates PLC	3,058,907		28,104
HCP Inc	278,752		11,568
Health Care REIT Inc	213,336		13,835
Host Hotels & Resorts Inc	1,515,011		28,103
Japan Hotel REIT Investment Corp	23,336		11,009
Kenedix Realty Investment Corp	2,162		9,712

See accompanying notes

     Schedule of Investments Government & High Quality Bond Fund October 31, 2013

			Principal							Principal
BONDS	- 33.02%		Amount (000's)	Value	(000	's)		BONDS (continued)		Amount (000's)	Value	(000	's)

	Home Equity Asset Backed Securities - 0.84%							Mortgage Backed Securities (continued)
	ACE Securities Corp Mortgage Loan Trust							Freddie Mac REMICS (continued)
	Series 2007-D1							4.00%, 05/15/2039		$4,825		$5,001
	6.34%, 02/25/2038(a),(b)		$4,110		$4,046			4.00%, 11/15/2042(a)		21,335		5,060
	6.93%, 02/25/2038(b)		10,979		10,904			4.50%, 03/15/2032(a)		17,137		2,774
					$14,950			4.50%, 05/15/2037(a)		7,665		8,273
								6.50%, 08/15/2027		175		199
	Mortgage Backed Securities - 30.45%							Ginnie Mae
	Banc of America Commercial Mortgage Trust							0.74%, 05/16/2053(a)		68,876		5,169
	2007-4							0.86%, 02/16/2053(a)		86,614		6,407
	5.81%, 02/10/2051(a)		4,375		4,831
								0.87%, 02/16/2053(a)		53,633		4,089
	BCAP LLC Trust							0.89%, 04/16/2053(a)		40,515		1,934
	4.62%, 11/26/2037(a),(b)		8,085		8,031
								0.92%, 03/16/2052(a)		47,164		4,110
	Bear Stearns Asset Backed Securities I Trust							0.93%, 02/16/2053(a)		100,270		8,594
	2005	-AC6						0.95%, 11/16/2052(a)		68,890		5,758
	5.25%, 09/25/2020(a)		11,812		12,081
								0.96%, 02/16/2046(a)		69,982		5,391
	Bear Stearns Commercial Mortgage Securities							0.97%, 06/16/2054(a)		34,626		2,396
	Trust 2007-TOP28							0.98%, 09/16/2053(a)		64,877		5,092
	5.96%, 09/11/2042(a)		9,700		10,497
								1.01%, 02/16/2053(a)		68,757		5,130
	BNPP Mortgage Securities LLC 2009-1 Trust							1.02%, 04/16/2053(a)		38,588		3,186
	6.00%, 08/27/2037(b),(c)		6,757		6,858
								1.06%, 03/16/2049(a)		56,722		3,892
	CD 2006-CD2 Mortgage Trust							1.06%, 06/16/2052(a)		56,781		4,159
	5.35%, 01/15/2046(a)		7,700		8,321
								1.14%, 10/16/2054(a)		64,608		3,910
	CHL Mortgage Pass-Through Trust 2004-9							1.23%, 10/16/2053(a)		23,655		1,792
	5.25%, 06/25/2034		1,668		1,724			1.29%, 12/16/2053(a)		20,669		1,613
	Citigroup Mortgage Loan Trust 2009-4							1.31%, 09/16/2053(a)		47,479		3,362
	0.53%, 05/25/2037(a),(b)		4,646		4,096
								1.38%, 08/16/2053(a)		36,693		2,508
	Citigroup Mortgage Loan Trust 2009-5							1.52%, 08/16/2052(a)		74,846		5,474
	6.95%, 10/25/2036(b)		1,910		1,976
								1.58%, 12/16/2042(a)		9,868		9,733
	Citigroup Mortgage Loan Trust 2010-7							1.81%, 04/16/2053(a)		38,239		2,894
	6.13%, 07/25/2036(b)		7,500		7,358
								3.00%, 05/16/2037		14,000		14,188
	Citigroup Mortgage Loan Trust 2010-8							3.00%, 09/16/2039		3,638		3,737
	4.50%, 12/25/2036(b)		6,083		6,261
	5.75%, 02/25/2036(b)		2,055		1,879			3.50%, 03/20/2036		8,548		9,007
								3.50%, 07/16/2045		6,850		7,187
	Citigroup Mortgage Loan Trust 2010-9							4.00%, 09/16/2026(a)		18,435		1,717
	4.25%, 01/25/2036(b)		5,210		5,236
								4.00%, 02/20/2034		7,122		7,511
	Credit Suisse First Boston Mortgage Securities							4.00%, 04/20/2038(a)		17,540		2,597
	Corp							4.00%, 11/16/2038		2,215		2,356
	6.00%, 12/25/2033		3,589		3,875			4.50%, 04/20/2036(a)		18,200		2,315
	CSMC Trust 2013-IVR1							4.50%, 01/20/2038(a)		8,369		882
	3.00%, 03/25/2043(a),(b)		7,095		6,696
								5.00%, 11/20/2039		7,500		8,305
	Fannie Mae Interest Strip							Jefferies Resecuritization Trust 2009-R2
	7.00%, 04/01/2024(a)		109		18
								2.64%, 12/26/2037(a),(b)		9,955		10,013
	Fannie Mae REMICS							JP Morgan Chase Commercial Mortgage
	0.77%, 04/25/2027(a)		24		24
								Securities Trust 2006-LDP9
	2.00%, 12/25/2042		5,614		4,356			5.37%, 05/15/2047		9,400		10,121
	2.50%, 11/25/2041		10,290		9,916			JP Morgan Chase Commercial Mortgage
	3.50%, 02/25/2041(a)		17,461		3,123
	3.50%, 11/25/2042(a)		38,073		9,008			Securities Trust 2013-C10
								3.37%, 12/15/2047(a)		5,300		5,153
	4.00%, 06/25/2039		10,000		10,562			JP Morgan Chase Commercial Mortgage
	4.50%, 05/25/2040		11,702		12,828			Securities Trust 2013-LC11
	6.50%, 02/25/2047		489		531			3.22%, 04/15/2046(a)		7,700		7,371
	7.00%, 04/25/2032		2,543		2,953		LB	-UBS Commercial Mortgage Trust 2005-
	9.00%, 05/25/2020		28		32			C7
	First Horizon Alternative Mortgage Securities							5.32%, 11/15/2040		4,300		4,546
	Trust 2004-AA3						LB	-UBS Commercial Mortgage Trust 2006-
	2.19%, 09/25/2034(a)		6,900		6,716
								C6
	Freddie Mac REMICS							5.45%, 09/15/2039		10,000		10,698
	1.07%, 02/15/2021(a)		15		15
								LF Rothschild Mortgage Trust III
	2.50%, 11/15/2032		9,233		9,195			9.95%, 09/01/2017		6		7
	2.50%, 10/15/2036(a)		7,108		7,297
								MASTR Adjustable Rate Mortgages Trust
	2.50%, 02/15/2039		9,024		9,203			2004-13
	2.50%, 02/15/2043		4,850		4,776			2.62%, 11/21/2034(a)		13,475		13,896
	3.00%, 02/15/2040		1,957		2,036			Merrill Lynch Mortgage Investors Trust Series
	3.00%, 10/15/2042		3,802		3,872			2005	-A8
	3.50%, 05/15/2032		5,781		6,047			5.25%, 08/25/2036(a)		4,653		4,741
	3.50%, 06/15/2040		3,905		4,067			Morgan Stanley Capital I Trust 2005-HQ6
	3.50%, 10/15/2042(a)		12,549		2,943
								5.07%, 08/13/2042(a)		13,660		14,324
	4.00%, 06/15/2028(a)		9,097		523
	4.00%, 02/15/2035(a)		19,878		1,729			Morgan Stanley Capital I Trust 2006-HQ9
	4.00%, 01/15/2039(a)		12,856		1,966			5.79%, 07/12/2044		4,000		4,336

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2013

		Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)		Amount (000's)	Value (000 's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000 's)

Mortgage Backed Securities (continued)				Federal Home Loan Mortgage Corporation (FHLMC)
Morgan Stanley Capital I Trust 2006-TOP21				(continued)
5.31%, 10/12/2052(a),(b)		$2,700	$2,814	4.00%, 10/01/2041	$7,459	$7,842
Morgan Stanley Capital I Trust 2007-IQ15				4.00%, 12/01/2041	8,658	9,149
5.91%, 06/11/2049(a)		10,000	11,264	4.00%, 07/01/2042	5,837	6,170
				4.00%, 07/01/2043	7,361	7,778
Morgan Stanley Mortgage Loan Trust 2006-8 AR				4.50%, 08/01/2033	1,024	1,096

2.25%, 06/25/2036(a)		3,067	3,017	4.50%, 07/01/2039	3,279	3,517
				4.50%, 03/01/2041	6,279	6,737
Morgan Stanley Re-REMIC Trust 2010-R1
2.79%, 07/26/2035 (a),(b)		9,700	8,897	4.50%, 04/01/2041	9,186	9,934
2.85%, 07/26/2035(a),(b)		8,700	8,586	5.00%, 10/01/2025	192	209
				5.00%, 12/01/2032	151	163
Morgan Stanley Re-REMIC Trust 2010-R4
5.50%, 08/26/2047 (b)		7,059	7,182	5.00%, 02/01/2033	1,538	1,663
Sequoia Mortgage Trust 2013-1				5.00%, 01/01/2034	1,438	1,561
1.86%, 02/25/2043(a)		4,939	4,315	5.00%, 05/01/2034	264	285
				5.00%, 05/01/2035	323	349
Sequoia Mortgage Trust 2013-2
1.87%, 02/25/2043 (a)		4,577	3,994	5.00%, 07/01/2035	154	167
Springleaf Mortgage Loan Trust				5.00%, 07/01/2035	9	10
2.31%, 06/25/2058(a),(b)		5,600	5,413	5.00%, 10/01/2035	28	31
				5.00%, 11/01/2035	1,253	1,361
Springleaf Mortgage Loan Trust 2012-3
2.66%, 12/25/2059 (a),(b)		7,000	6,924	5.00%, 06/01/2039	6,545	7,130
				5.00%, 09/01/2039	8,644	9,399
Springleaf Mortgage Loan Trust 2013-3
3.79%, 09/25/2057 (a),(b)		4,800	4,799	5.00%, 01/01/2040	8,320	9,038
				5.00%, 06/01/2041	6,294	6,830
Structured Asset Sec Corp Mort Pass Thr Certs				5.50%, 04/01/2018	112	117
Series 2004-3
5.73%, 03/25/2034(a)		5,070	5,183	5.50%, 11/01/2018	1,713	1,824
				5.50%, 03/01/2029	2	2
Structured Asset Securities Corp Mortgage				5.50%, 05/01/2033	30	33
Pass -Through Ctfs Ser 2004-20				5.50%, 10/01/2033	39	42
5.50%, 11/25/2034		5,077	5,230	5.50%, 12/01/2033	2,770	3,025
			$543,982	5.50%, 12/01/2033	951	1,037
Other Asset Backed Securities - 1.73%				5.50%, 10/01/2035	6,186	6,738
Ameriquest Mortgage Securities Inc Asset-				5.50%, 07/01/2037	90	97
Backed Pass-Through Ctfs Ser 2005-R7				5.50%, 12/01/2037	5,005	5,427
0.65%, 09/25/2035(a)		9,500	8,655	5.50%, 04/01/2038	51	55
Merrill Lynch Mortgage Investors Trust Series				5.50%, 05/01/2038	184	199
2004-WM	C5			5.50%, 05/01/2038	1,409	1,523
1.19%, 07/25/2035(a)		6,000	5,611	6.00%, 04/01/2017	201	211
Springleaf Funding Trust 2013-B				6.00%, 04/01/2017	235	249
3.92%, 01/16/2023(a),(b),(c)		13,200	13,035	6.00%, 05/01/2017	249	263
TAL Advantage V LLC				6.00%, 07/01/2017	15	15
2.83%, 02/22/2038(a),(b)		3,733	3,620	6.00%, 01/01/2021	90	98
			$30,921	6.00%, 06/01/2028	20	22
TOTAL BONDS			$589,853	6.00%, 05/01/2031	201	222
U.S. GOVERNMENT & GOVERNMENT		Principal		6.00%, 10/01/2031	8	9
AGENCY OBLIGATIONS - 65.61%		Amount (000's)	Value (000 's)	6.00%, 02/01/2032	26	29
Federal Home Loan Mortgage Corporation (FHLMC) -				6.00%, 09/01/2032	441	481
18.71%				6.00%, 11/01/2033	1,143	1,249
2.00%, 02/01/2028		$10,801	$10,604	6.00%, 11/01/2033	983	1,094
2.17%, 03/01/2036(a)		253	254	6.00%, 05/01/2034	3,805	4,209
2.50%, 08/01/2027		3,114	3,149	6.00%, 05/01/2034	2,475	2,677
2.50%, 09/01/2027		9,756	9,868	6.00%, 09/01/2034	214	236
2.98%, 10/01/2032(a)		2	2	6.00%, 01/01/2035	4,569	4,955
3.00%, 01/01/2027		8,930	9,263	6.00%, 02/01/2035	194	214
				6.00%, 10/01/2036(a)	186	204
3.00%, 02/01/2027		9,439	9,789
3.00%, 02/01/2027		4,165	4,319	6.00%, 03/01/2037	393	432
3.00%, 10/01/2042		12,299	12,093	6.00%, 04/01/2037	1,387	1,531
3.00%, 10/01/2042		4,970	4,887	6.00%, 05/01/2037	379	422
				6.00%, 01/01/2038(a)	147	162
3.00%, 10/01/2042		10,181	10,019
3.00%, 05/01/2043		9,140	8,988	6.00%, 01/01/2038	914	1,007
3.50%, 11/01/2026		6,465	6,812	6.00%, 03/01/2038	85	93
3.50%, 02/01/2032		9,721	10,092	6.00%, 04/01/2038	368	401
3.50%, 04/01/2032		8,192	8,505	6.00%, 07/01/2038	828	903
3.50%, 12/01/2041		4,914	5,032	6.00%, 10/01/2038	476	519
3.50%, 02/01/2042		3,500	3,580	6.00%, 09/01/2039	9,822	10,917
3.50%, 04/01/2042		1,452	1,486	6.50%, 11/01/2016	150	158
3.50%, 04/01/2042		13,776	14,092	6.50%, 06/01/2017	38	40
3.50%, 07/01/2042		15,195	15,547	6.50%, 12/01/2021	499	552
3.50%, 09/01/2042		10,747	10,994	6.50%, 04/01/2022	427	472
4.00%, 08/01/2026		6,205	6,567	6.50%, 05/01/2022	239	264
4.00%, 12/01/2040		9,860	10,374	6.50%, 08/01/2022	100	112

See accompanying notes

     Schedule of Investments Government & High Quality Bond Fund October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)

Federal Home Loan Mortgage Corporation (FHLMC)					Federal National Mortgage Association (FNMA) (continued)
(continued)					3.50%, 06/01/2042	$6,020		$6,181
6.50%, 05/01/2023	$109		$121
6.50%, 07/01/2023	3		3		3.50%, 07/01/2042	6,768		6,950
					3.50%, 07/01/2042	9,167		9,416
6.50%, 01/01/2024	18		20		3.50%, 09/01/2042	15,257		15,671
6.50%, 07/01/2025	2		3
6.50%, 07/01/2025	3		3		3.50%, 11/01/2042	9,563		9,823
					4.00%, 05/01/2025	4,857		5,166
6.50%, 09/01/2025	2		2		4.00%, 08/01/2039	7,985		8,414
6.50%, 09/01/2025	1		1
6.50%, 10/01/2025	6		6		4.00%, 09/01/2040	6,105		6,445
					4.00%, 01/01/2041	8,800		9,275
6.50%, 10/01/2025	10		11		4.00%, 01/01/2041	10,036		10,582
6.50%, 04/01/2027	2		2
6.50%, 03/01/2029	7		8		4.00%, 04/01/2041	6,001		6,324
					4.00%, 04/01/2041	7,058		7,442
6.50%, 03/01/2029	102		115		4.00%, 11/01/2041	9,197		9,694
6.50%, 04/01/2029	1,597		1,845
6.50%, 04/01/2031	366		410		4.00%, 12/01/2041	7,988		8,419
6.50%, 06/01/2031	1		1		4.00%, 04/01/2042	10,661		11,239
					4.00%, 08/01/2043	7,923		8,397
6.50%, 10/01/2031	154		175		4.00%, 08/01/2043	13,555		14,363
6.50%, 01/01/2032	1,519		1,711
6.50%, 02/01/2032	26		30		4.50%, 12/01/2019	119		127
					4.50%, 01/01/2020	436		463
6.50%, 04/01/2032	21		24		4.50%, 09/01/2025	5,910		6,335
6.50%, 08/01/2032	83		94
6.50%, 08/01/2032	29		32		4.50%, 07/01/2039	3,587		3,865
					4.50%, 07/01/2039	7,314		7,876
6.50%, 04/01/2035	24		28		4.50%, 09/01/2039	4,289		4,619
6.50%, 02/01/2037	62		69
6.50%, 09/01/2038	4,389		4,888		4.50%, 01/01/2041	16,450		17,831
					4.50%, 03/01/2041	7,478		8,033
7.00%, 07/01/2024	7		8		4.50%, 05/01/2041	9,944		10,672
7.00%, 01/01/2028	781		889
7.00%, 06/01/2029	272		316		4.50%, 08/01/2041	6,147		6,684
					4.50%, 09/01/2043	6,862		7,443
7.00%, 01/01/2031	3		4		4.50%, 09/01/2043	12,460		13,512
7.00%, 04/01/2031	157		179
7.00%, 06/01/2031	25		26		4.50%, 09/01/2043	7,688		8,337
					4.50%, 10/01/2043	3,996		4,326
7.00%, 10/01/2031	160		186		4.99%, 12/01/2033(a)	190		203
7.00%, 04/01/2032	403		461
7.00%, 01/01/2037	890		1,030		5.00%, 01/01/2018	79		84
7.50%, 12/01/2030	4		4		5.00%, 11/01/2018	445		473
7.50%, 02/01/2031	50		57		5.00%, 04/01/2019	108		116
7.50%, 02/01/2031	3		3		5.00%, 01/01/2026	248		269
8.00%, 08/01/2030	1		1		5.00%, 04/01/2035	361		398
8.00%, 12/01/2030	11		11		5.00%, 05/01/2035	261		283
8.50%, 04/01/2019	4		4		5.00%, 07/01/2035	93		101
8.50%, 07/01/2029	192		226		5.00%, 02/01/2038	4,150		4,587
9.00%, 09/01/2016	2		2		5.00%, 03/01/2038	3,309		3,660
9.00%, 05/01/2021	1		1		5.00%, 05/01/2038	405		440
9.00%, 09/01/2021	1		1		5.00%, 02/01/2040	15,996		17,588
9.00%, 01/01/2022	1		1		5.00%, 04/01/2040	1,833		1,997
					5.00%, 05/01/2040	7,962		8,684
			$334,288		5.00%, 06/01/2040	3,050		3,329
Federal National Mortgage Association (FNMA) - 31.84%					5.00%, 07/01/2040	7,414		8,194
2.00%, 10/01/2027	4,832		4,752		5.00%, 07/01/2041	5,191		5,749
2.00%, 10/01/2027	6,572		6,463		5.50%, 09/01/2017	79		84
2.00%, 02/01/2028	8,395		8,255		5.50%, 09/01/2017	9		10
2.00%, 03/01/2028	11,360		11,171		5.50%, 12/01/2017	594		630
2.47%, 03/01/2028(a)	17		17		5.50%, 03/01/2018	94		99
2.50%, 05/01/2027	9,484		9,597		5.50%, 06/01/2019	16		17
2.50%, 06/01/2027	15,295		15,478		5.50%, 06/01/2019	20		21
2.50%, 06/01/2027	11,307		11,443		5.50%, 07/01/2019	17		18
2.50%, 10/01/2027	4,930		4,986		5.50%, 07/01/2019	6		6
2.50%, 05/01/2028	5,801		5,867		5.50%, 07/01/2019	89		94
2.63%, 11/01/2033(a)	12		12		5.50%, 07/01/2019	54		57
3.00%, 12/01/2021	5,926		6,206		5.50%, 08/01/2019	20		22
3.00%, 04/01/2027	8,440		8,776		5.50%, 08/01/2019	112		120
3.00%, 06/01/2042	9,305		9,190		5.50%, 09/01/2019	115		123
3.00%, 10/01/2042	9,652		9,532		5.50%, 06/01/2026	206		226
3.00%, 12/01/2042	9,873		9,752		5.50%, 05/01/2033	235		258
3.00%, 02/01/2043	9,312		9,200		5.50%, 07/01/2033	1,615		1,790
3.00%, 02/01/2043	10,420		10,296		5.50%, 09/01/2033	949		1,052
3.00%, 04/01/2043	11,879		11,584		5.50%, 02/01/2034	5,871		6,334
3.50%, 12/01/2026	5,955		6,291		5.50%, 09/01/2034	895		977
3.50%, 02/01/2042	11,048		11,364		5.50%, 02/01/2035	4,037		4,440
3.50%, 03/01/2042	5,798		5,951		5.50%, 09/01/2035	582		643

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)

Federal National Mortgage Association (FNMA) (continued)					Federal National Mortgage Association (FNMA) (continued)
5.50%, 02/01/2037	$22		$24		6.50%, 05/01/2038	$24		$28
5.50%, 06/01/2037	540		589		6.50%, 02/01/2039	2,223		2,455
5.50%, 12/01/2037	2,755		3,051		7.00%, 05/01/2022	31		35
5.50%, 03/01/2038	664		734		7.00%, 08/01/2028	131		149
5.50%, 03/01/2038	949		1,037		7.00%, 12/01/2028	123		145
5.50%, 07/01/2038	2,769		3,026		7.00%, 04/01/2029	71		77
5.50%, 06/01/2040	5,128		5,655		7.00%, 07/01/2029	120		137
6.00%, 12/01/2016	263		274		7.00%, 11/01/2031	729		833
6.00%, 01/01/2017	8		9		7.00%, 07/01/2032	203		229
6.00%, 04/01/2017	37		39		7.50%, 12/01/2024	165		186
6.00%, 08/01/2017	615		649		7.50%, 07/01/2029	38		38
6.00%, 08/01/2018	326		347		7.50%, 02/01/2030	99		113
6.00%, 12/01/2022	37		41		7.50%, 01/01/2031	3		4
6.00%, 03/01/2029	115		127		7.50%, 05/01/2031	6		7
6.00%, 08/01/2031	681		744		7.50%, 08/01/2032	32		38
6.00%, 12/01/2031	5		6		8.00%, 05/01/2022	2		2
6.00%, 12/01/2031	5		5		8.00%, 01/01/2025	1		1
6.00%, 01/01/2032	743		829		8.00%, 01/01/2025	2		2
6.00%, 11/01/2032	23		25		8.50%, 02/01/2023	2		2
6.00%, 04/01/2033	390		435		8.50%, 09/01/2025	2		2
6.00%, 02/01/2034	462		512		9.00%, 09/01/2030	45		54
6.00%, 03/01/2034	914		1,014					$568,779
6.00%, 09/01/2034	2,154		2,330		Government National Mortgage Association (GNMA) -
6.00%, 11/01/2037	521		577		10.31%
6.00%, 02/01/2038	325		356		3.00%, 04/15/2027	9,667		10,012
6.00%, 03/01/2038	193		213		3.00%, 11/15/2042	8,783		8,767
6.00%, 05/01/2038	5,783		6,400		3.00%, 11/15/2042	11,624		11,606
6.00%, 08/01/2038	2,070		2,269		3.00%, 12/15/2042	9,720		9,703
6.00%, 04/01/2039	1,901		2,120		3.50%, 05/20/2027	5,238		5,524
6.50%, 06/01/2016	5		5		3.50%, 11/15/2041	5,893		6,121
6.50%, 09/01/2024	507		560		3.50%, 12/20/2041	8,674		9,024
6.50%, 08/01/2028	98		109		3.50%, 07/15/2042	11,377		11,817
6.50%, 11/01/2028	113		125		3.50%, 08/20/2042	9,410		9,803
6.50%, 12/01/2028	48		53		4.00%, 11/15/2040	9,186		9,843
6.50%, 02/01/2029	38		42		4.00%, 08/15/2041	8,463		8,997
6.50%, 03/01/2029	81		90		4.00%, 02/20/2043	5,468		5,856
6.50%, 04/01/2029	86		95		4.50%, 09/20/2039	8,267		8,988
6.50%, 06/01/2031	77		85		4.50%, 10/15/2039	6,683		7,278
6.50%, 06/01/2031	247		272		4.50%, 09/20/2041	8,651		9,379
6.50%, 06/01/2031	147		163		4.50%, 12/20/2041	7,361		7,971
6.50%, 09/01/2031	6		7		5.00%, 02/15/2034	346		381
6.50%, 12/01/2031	6		7		5.00%, 07/15/2039	2,422		2,638
6.50%, 01/01/2032	67		74		5.00%, 10/15/2039	6,512		7,262
6.50%, 03/01/2032	622		723		5.00%, 06/20/2041	5,837		6,385
6.50%, 04/01/2032	24		27		5.00%, 08/20/2043	4,263		4,670
6.50%, 04/01/2032	463		522		5.50%, 03/15/2014	3		3
6.50%, 08/01/2032	228		251		5.50%, 07/20/2033	2,805		3,096
6.50%, 11/01/2032	245		273		5.50%, 02/20/2034	2,968		3,317
6.50%, 11/01/2032	92		102		5.50%, 03/20/2034	2,825		3,128
6.50%, 11/01/2032	505		565		5.50%, 05/20/2035	330		365
6.50%, 12/01/2032	588		662		5.50%, 01/15/2039	961		1,056
6.50%, 01/01/2033	496		560		5.50%, 01/15/2039	405		451
6.50%, 02/01/2033	499		561		6.00%, 10/15/2023	185		206
6.50%, 07/01/2034	701		791		6.00%, 11/15/2023	63		70
6.50%, 07/01/2034	918		1,015		6.00%, 11/15/2023	28		31
6.50%, 02/01/2036	3,788		4,187		6.00%, 12/15/2023	32		36
6.50%, 04/01/2036	20		23		6.00%, 12/15/2023	45		50
6.50%, 08/01/2036	304		336		6.00%, 12/15/2023	2		3
6.50%, 08/01/2036	148		163		6.00%, 01/15/2024	17		19
6.50%, 09/01/2036	5,341		5,894		6.00%, 01/20/2024	12		13
6.50%, 10/01/2036	118		130		6.00%, 02/15/2024	40		44
6.50%, 11/01/2036	127		141		6.00%, 02/15/2024	33		36
6.50%, 07/01/2037	76		84		6.00%, 02/15/2024	20		22
6.50%, 07/01/2037	61		68		6.00%, 03/15/2024	19		21
6.50%, 08/01/2037	137		152		6.00%, 04/20/2024	44		48
6.50%, 08/01/2037	1,454		1,606		6.00%, 05/20/2024	24		26
6.50%, 10/01/2037	6,248		6,907		6.00%, 05/20/2024	35		39
6.50%, 01/01/2038	27		31		6.00%, 10/20/2024	14		15
6.50%, 02/01/2038	56		61		6.00%, 09/20/2025	26		29

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2013

U.S. GOVERNMENT & GOVERNMENT	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)
Government National Mortgage Association (GNMA)					Government National Mortgage Association (GNMA)
(continued)					(continued)
6.00%, 04/20/2026	$115		$127		7.00%, 12/15/2028	$94		$107
6.00%, 10/20/2028	16		17		7.00%, 01/15/2029	62		69
6.00%, 02/20/2029	170		192		7.00%, 03/15/2029	48		51
6.00%, 05/20/2032(a)	526		585		7.00%, 04/15/2029	202		228
6.00%, 08/15/2032	97		107		7.00%, 04/15/2029	25		25
6.00%, 09/15/2032	209		234		7.00%, 05/15/2031	14		17
6.00%, 02/15/2033	39		44		7.00%, 06/20/2031	92		106
6.00%, 07/20/2033	2,045		2,281		7.00%, 07/15/2031	2		3
6.00%, 08/15/2038	665		734		7.00%, 09/15/2031	3		3
6.50%, 09/15/2023	25		28		7.25%, 09/15/2025	32		33
6.50%, 09/15/2023	29		33		7.50%, 04/15/2017	10		10
6.50%, 09/15/2023	19		21		7.50%, 04/15/2017	10		11
6.50%, 09/15/2023	15		17		7.50%, 04/15/2017	3		3
6.50%, 10/15/2023	35		39		7.50%, 07/15/2018	8		8
6.50%, 11/15/2023	6		6		7.50%, 12/15/2021	28		28
6.50%, 12/15/2023	12		14		7.50%, 02/15/2022	15		16
6.50%, 12/15/2023	42		47		7.50%, 03/15/2022	4		4
6.50%, 12/15/2023	53		59		7.50%, 03/15/2022	11		11
6.50%, 12/15/2023	21		23		7.50%, 04/15/2022	29		29
6.50%, 01/15/2024	33		37		7.50%, 04/15/2022	9		10
6.50%, 01/15/2024	18		20		7.50%, 04/15/2022	8		8
6.50%, 01/15/2024	50		56		7.50%, 04/15/2022	8		8
6.50%, 01/15/2024	10		11		7.50%, 05/15/2022	13		13
6.50%, 01/15/2024	28		31		7.50%, 07/15/2022	36		37
6.50%, 01/15/2024	10		11		7.50%, 08/15/2022	2		2
6.50%, 01/15/2024	5		6		7.50%, 08/15/2022	12		12
6.50%, 03/15/2024	64		72		7.50%, 08/15/2022	8		9
6.50%, 04/15/2024	28		32		7.50%, 08/15/2022	18		18
6.50%, 04/20/2024	17		19		7.50%, 08/15/2022	39		40
6.50%, 07/15/2024	73		81		7.50%, 02/15/2023	11		13
6.50%, 01/15/2026	12		14		7.50%, 02/15/2023	4		4
6.50%, 03/15/2026	17		20		7.50%, 05/15/2023	26		26
6.50%, 07/20/2026	5		5		7.50%, 05/15/2023	16		16
6.50%, 10/20/2028	17		19		7.50%, 05/15/2023	4		5
6.50%, 03/20/2031	132		148		7.50%, 06/15/2023	17		20
6.50%, 04/20/2031	108		123		7.50%, 10/15/2023	4		5
6.50%, 07/15/2031	3		3		7.50%, 11/15/2023	14		14
6.50%, 10/15/2031	29		33		7.50%, 03/15/2024	32		37
6.50%, 07/15/2032	13		15		7.50%, 08/15/2024	1		1
6.50%, 04/20/2034	744		848		7.50%, 04/15/2027	4		4
6.50%, 05/20/2034	805		941		7.50%, 05/15/2027	18		19
6.80%, 04/20/2025	53		56		7.50%, 05/15/2027	7		7
7.00%, 11/15/2022	20		20		7.50%, 06/15/2027	11		12
7.00%, 11/15/2022	8		8		7.50%, 08/15/2029	121		139
7.00%, 12/15/2022	10		10		7.50%, 09/15/2029	42		43
7.00%, 12/15/2022	63		70		7.50%, 09/15/2029	22		23
7.00%, 01/15/2023	9		9		7.50%, 10/15/2029	71		77
7.00%, 01/15/2023	23		24		7.50%, 11/15/2029	53		55
7.00%, 01/15/2023	12		12		7.50%, 11/15/2029	87		93
7.00%, 02/15/2023	100		111		8.00%, 08/15/2016	14		15
7.00%, 07/15/2023	23		25		8.00%, 12/15/2016	4		4
7.00%, 07/15/2023	29		32		8.00%, 04/15/2017	10		10
7.00%, 07/15/2023	11		12		8.00%, 05/15/2017	3		3
7.00%, 08/15/2023	21		23		8.00%, 06/15/2017	2		2
7.00%, 10/15/2023	21		23		8.00%, 06/15/2017	6		6
7.00%, 12/15/2023	31		35		8.00%, 02/15/2022	31		35
7.00%, 12/15/2023	22		24		8.00%, 04/15/2022	26		29
7.00%, 01/15/2026	14		15		8.00%, 12/15/2030	9		12
7.00%, 01/15/2027	27		30		9.00%, 11/15/2021	87		94
7.00%, 10/15/2027	3		3		9.50%, 04/15/2016	2		2
7.00%, 10/15/2027	14		15		9.50%, 09/15/2016	2		2
7.00%, 10/15/2027	2		2		9.50%, 11/15/2016	4		4
7.00%, 11/15/2027	52		55		9.50%, 07/15/2017	17		17
7.00%, 12/15/2027	27		30		9.50%, 10/15/2017	7		7
7.00%, 12/15/2027	2		2		9.50%, 11/15/2017	13		14
7.00%, 02/15/2028	1		1		9.50%, 09/20/2018	44		46
7.00%, 04/15/2028	21		21		9.50%, 09/15/2020	9		9
7.00%, 04/15/2028	3		3		9.50%, 12/20/2020	20		20
7.00%, 06/15/2028	164		185		9.50%, 01/20/2021	3		3

See accompanying notes

     Schedule of Investments Government & High Quality Bond Fund October 31, 2013

					Portfolio Summary (unaudited)

U.S. GOVERNMENT & GOVERNMENT	Principal				Sector	Percent
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	Mortgage Securities	91.31%
					Government	4 .75%
Government National Mortgage Association (GNMA)					Asset Backed Securities	2 .57%
(continued)					Financial	1 .14%
9.50%, 02/20/2021	$1		$2
9.50%, 03/20/2021	2		2		Other Assets in Excess of Liabilities, Net	0 .23%
9.50%, 08/15/2021	89		103		TOTAL NET ASSETS	100.00%
			$184,131

U.S. Treasury - 4.19%
1.75%, 10/31/2018	21,500		21,965
3.13%, 05/15/2021	13,500		14,509
4.13%, 05/15/2015	5,000		5,298
4.25%, 11/15/2040	11,400		12,779
4.88%, 08/15/2016	6,000		6,724
6.25%, 08/15/2023	10,200		13,566
			$74,841

U.S. Treasury Strip - 0.56%
0.00%, 11/15/2015(d),(e)	4,000		3,974
0.00%, 05/15/2020(d),(e)	6,800		6,031
			$10,005
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS			$1,172,044
	Maturity
REPURCHASE AGREEMENTS - 1.14%	Amount (000's)	Value	(000	's)

Banks - 1.14%
Investment in Joint Trading Account; Barclays $	4,838		$4,838
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $4,935,200; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	3,629		3,629
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $3,701,399; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	8,064		8,064
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $8,225,333; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	3,774		3,774
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $3,849,110; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
			$20,305
TOTAL REPURCHASE AGREEMENTS			$20,305
Total Investments			$1,782,202
Other Assets in Excess of Liabilities, Net - 0.23%			$4,078
TOTAL NET ASSETS - 100.00%			$1,786,280

(a)	Variable Rate. Rate shown is in effect at October 31, 2013.
(b)			Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $134,624 or 7.54% of net assets.
(c)			Fair value of these investments is determined in good faith by the
Manager under procedures established and periodically reviewed by the
Board of Directors. At the end of the period, the fair value of these securities totaled $19,893 or 1.11% of net assets.
(d) Non-Income Producing Security
(e) Security is a Principal Only Strip.

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2013

	COMMON STOCKS - 0.01%	Shares Held	Value (000's)			Principal

	Biotechnology - 0.00%				BONDS (continued)	Amount (000's)		Value	(000	's)
	Neuro-Hitech Inc (a),(b)	250,000	$1		Automobile Parts & Equipment - 0.94%
					Continental Rubber of America Corp
					4.50%, 09/15/2019(d)		$9,665		$10,136
	Commercial Services - 0.00%
	Network Holding Co KSCC (a),(c)	393,257	—		Dana Holding Corp
					5.38%, 09/15/2021		4,070		4,162
					6.00%, 09/15/2023		8,135		8,338
	Computers - 0.00%				Gestamp Funding Luxembourg SA
	SONICblue Inc (a),(c)	10,000,000	—		5.63%, 05/31/2020(d)		5,481		5,536
					Rhino Bondco S.P.A
					7.25%, 11/15/2020(d),(f)	EUR	2,000		2,715
	Energy - Alternate Sources - 0.00%
	Ogden Corp (a),(b),(c)	5,000,000	—		Schaeffler Holding Finance BV
					6.88%, PIK 7.63%, 08/15/2018(d),(g)		$7,350		7,828
									$38,715
	Food Service - 0.01%
	FU JI Food and Catering Services Holdings	1,148,450	240	Banks	- 3.27%
	Ltd (a)				Ally Financial Inc
					5.50%, 02/15/2017		12,230		13,208
					CIT Group Inc
	Semiconductors - 0.00%				5.00%, 08/15/2022		1,980		2,005
	Tower Semiconductor Ltd - Warrants (a),(b),(c)	225,800	—		HBOS Capital Funding LP
	Tower Semiconductor Ltd - Warrants (a),(b),(c)	3,821,912	—		6.07%, 06/29/2049(d),(e)		10,360		10,308
			$—		ING Bank NV
	TOTAL COMMON STOCKS		$241		5.80%, 09/25/2023(d)		18,700		19,612
	PREFERRED STOCKS - 0.91%	Shares Held	Value (000's)		LBG Capital No.1 PLC
					8.00%, 12/29/2049(d),(e)		18,405		19,555
Banks	- 0.91%				Morgan Stanley
	Ally Financial Inc (d)	39,000	37,446
					4.88%, 11/01/2022		10,545		10,856
					RBS Capital Trust I
	TOTAL PREFERRED STOCKS		$37,446		2.11%, 12/29/2049(e)		2,727		2,454
		Principal			RBS Capital Trust III
BONDS	- 85.98%	Amount (000's) Value (000's)			5.51%, 09/29/2049		19,540		18,563
	Aerospace & Defense - 0.23%				Royal Bank of Scotland Group PLC
	Air 2 US				6.13%, 12/15/2022		7,085		7,325
	8.63%, 10/01/2020(c),(d)	$9,400	$9,588		UBS AG/Stamford CT
					7.63%, 08/17/2022		27,100		30,897
									$134,783
	Agriculture - 0.37%
	Pinnacle Operating Corp				Beverages - 0.44%
	9.00%, 11/15/2020(d)	14,793	15,459		Constellation Brands Inc
					3.75%, 05/01/2021		8,800		8,437
					4.25%, 05/01/2023		10,180		9,760
	Airlines - 0.53%								$18,197
	American Airlines 2013-2 Class A Pass
	Through Trust				Building Materials - 0.55%
	4.95%, 07/15/2024(d)	7,000	7,210		Boise Cascade Co
	Northwest Airlines 1999-2 Class B Pass				6.38%, 11/01/2020		6,275		6,557
	Through Trust				6.38%, 11/01/2020(d)		1,645		1,719
	7.95%, 09/01/2016(c)	3,442	3,337		Cemex SAB de CV
	United Airlines 2007-1 Class C Pass Through				7.25%, 01/15/2021(d)		14,285		14,553
	Trust								$22,829
	2.66%, 07/02/2014(c),(e)	7,508	7,508
	US Airways 2001-1G Pass Through Trust				Chemicals - 2.03%
	7.08%, 09/20/2022	3,657	3,849		Axiall Corp
					4.88%, 05/15/2023(d)		3,007		2,883
			$21,904		Cornerstone Chemical Co
	Apparel - 0.27%				9.38%, 03/15/2018(d)		5,730		5,988
	Quiksilver Inc / QS Wholesale Inc				9.38%, 03/15/2018		4,085		4,269
	7.88%, 08/01/2018(d)	835	893		Eagle Spinco Inc
	10.00%, 08/01/2020(d)	9,305	10,166		4.63%, 02/15/2021(d)		14,335		13,869
			$11,059		INEOS Group Holdings SA
					6.13%, 08/15/2018(d)		3,700		3,737
	Automobile Manufacturers - 1.61%				NOVA Chemicals Corp
	Chrysler Group LLC / CG Co-Issuer Inc				5.25%, 08/01/2023(d)		6,720		6,854
	8.00%, 06/15/2019	22,565	24,991		Taminco Global Chemical Corp
	Jaguar Land Rover Automotive PLC				9.75%, 03/31/2020(d)		40,820		46,331
	5.63%, 02/01/2023(d)	4,560	4,526
	7.75%, 05/15/2018(d)	7,845	8,522						$83,931
	8.13%, 05/15/2021(d)	5,440	6,174		Commercial Services - 0.63%
	Navistar International Corp				BakerCorp International Inc
	8.25%, 11/01/2021	21,650	22,110		8.25%, 06/01/2019		6,380		6,196
			$66,323		Igloo Holdings Corp
					8.25%, PIK 9.00%, 12/15/2017(d),(g)		8,395		8,526

See accompanying notes

Schedule of Investments High Yield Fund October 31, 2013

	Principal							Principal
BONDS (continued)	Amount (000's)		Value	(000	's)		BONDS (continued)	Amount (000's)		Value	(000	's)

Commercial Services (continued)							Electric (continued)
Manutencoop Facility Management SpA							Indiantown Cogeneration LP
8.50%, 08/01/2020(d)	EUR	2,200		$3,047			9.77%, 12/15/2020		$5,185		$5,649
TMS International Corp							Mirant Mid Atlantic Pass Through Trust C
7.63%, 10/15/2021(d)		$7,865		8,219			10.06%, 12/30/2028		34,961		38,893
				$25,988			NRG Energy Inc
							8.25%, 09/01/2020		12,375		13,798
Computers - 3.55%											$103,500
Compiler Finance Sub Inc
7.00%, 05/01/2021(d)		20,165		19,862			Electrical Components & Equipment - 0.53%
NCR Corp							NorCell 1B AB
4.63%, 02/15/2021		32,148		31,746			12.40%, 12/01/2019(d),(e)	EUR	10,654		15,696
Oberthur Technologies Holding SAS							Norcell Sweden Holding 2 AB
9.25%, 04/30/2020	EUR	500		706			10.75%, 09/29/2019(d)		4,000		6,015
Seagate HDD Cayman											$21,711
4.75%, 06/01/2023(d)		$18,335		17,831
6.88%, 05/01/2020		67,180		73,730			Electronics - 0.75%
Spansion LLC							Rexel SA
							5.25%, 06/15/2020(d)		$5,800		5,916
7.88%, 11/15/2017		2,640		2,726
				$146,601			Viasystems Inc
							7.88%, 05/01/2019(d)		23,380		24,900
Consumer Products - 1.77%											$30,816
Reynolds Group Issuer Inc / Reynolds Group
Issuer LLC / Reynolds Group Issuer							Engineering & Construction - 0.34%
(Luxembourg) S.A.							Aguila 3 SA
							7.88%, 01/31/2018(d)		8,070		8,605
5.75%, 10/15/2020		3,825		3,949
7.13%, 04/15/2019		12,995		13,872			Weekley Homes LLC / Weekley Finance
7.88%, 08/15/2019		2,950		3,260			Corp
							6.00%, 02/01/2023(d)		5,620		5,437
9.00%, 04/15/2019		15,815		16,922
9.88%, 08/15/2019		31,533		34,884							$14,042
				$72,887			Entertainment - 3.39%
Distribution & Wholesale - 0.39%							CCM Merger Inc
							9.13%, 05/01/2019(d)		21,383		22,666
HD Supply Inc
7.50%, 07/15/2020(d)		15,120		15,952			Cinemark USA Inc
							4.88%, 06/01/2023		16,355		15,578
							DreamWorks Animation SKG Inc
Diversified Financial Services - 4.58%							6.88%, 08/15/2020(d)		16,530		17,584
AG Spring Finance II Ltd							Peninsula Gaming LLC / Peninsula Gaming
9.50%, 06/01/2019(d)	EUR	1,000		1,426			Corp
Aircastle Ltd							8.38%, 02/15/2018(d)		16,680		18,181
7.63%, 04/15/2020		$8,050		9,016			Regal Entertainment Group
9.75%, 08/01/2018		18,155		20,061			5.75%, 02/01/2025		6,210		5,915
Credit Acceptance Corp							9.13%, 08/15/2018		7,803		8,583
9.13%, 02/01/2017		24,940		26,312			WMG Acquisition Corp
Denali Borrower LLC / Denali Finance Corp							6.00%, 01/15/2021(d)		6,557		6,885
5.63%, 10/15/2020(d)		27,945		27,666			11.50%, 10/01/2018		27,245		31,502
DVI Inc							WMG Holdings Corp
0.00%, 02/01/2004(a),(b),(c)		8,575		600			13.75%, 10/01/2019		10,710		12,745
0.00%, 02/01/2004(a),(b),(c)		6,850		479							$139,639
Icahn Enterprises LP / Icahn Enterprises
Finance Corp							Environmental Control - 0.01%
8.00%, 01/15/2018		25,210		26,439			Bilbao Luxembourg SA
							10.50%, PIK 11.25%, 12/01/2018(d),(g)	EUR	400		549
International Lease Finance Corp
2.20%, 06/15/2016(e)		10,565		10,618
6.25%, 05/15/2019		12,540		13,669		Food	- 0.85%
8.62%, 09/15/2015(e)		9,690		10,780			Ingles Markets Inc
MPH Intermediate Holding Co 2							5.75%, 06/15/2023(d)		$15,425		15,116
8.38%, PIK 9.13%, 08/01/2018(d),(g)		19,515		20,271			Pinnacle Foods Finance LLC / Pinnacle Foods
SquareTwo Financial Corp							Finance Corp
11.63%, 04/01/2017		20,215		21,377			4.88%, 05/01/2021(d)		6,165		5,887
				$188,714			Sun Merger Sub Inc
							5.25%, 08/01/2018(d)		5,260		5,497
Electric - 2.51%							5.88%, 08/01/2021(d)		8,105		8,470
Dynegy Inc
5.88%, 06/01/2023(d)		12,455		11,770							$34,970
Elwood Energy LLC							Forest Products & Paper - 1.75%
8.16%, 07/05/2026		7,995		8,475			Exopack Holdings SA
Energy Future Intermediate Holding Co LLC /							7.88%, 11/01/2019(d),(f)		9,380		9,380
EFIH Finance Inc							Resolute Forest Products Inc
12.25%, 03/01/2022(d),(e)		16,867		19,397			5.88%, 05/15/2023(d)		15,665		14,255
10.00%, 12/01/2020		5,255		5,518

See accompanying notes

Schedule of Investments High Yield Fund October 31, 2013

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)		Value (000 's)

Forest Products & Paper (continued)			Internet - 1.23%
Sappi Papier Holding GmbH			Cerved Group SpA
7.50%, 06/15/2032(d)	$17,625	$13,704	8.00%, 01/15/2021(d)	EUR	850	$1,223
7.75%, 07/15/2017(d)	5,000	5,300	Equinix Inc
8.38%, 06/15/2019(d)	18,787	19,867	4.88%, 04/01/2020		$4,860	4,878
Verso Paper Holdings LLC / Verso Paper Inc			5.38%, 04/01/2023		15,430	15,314
11.75%, 01/15/2019	9,340	9,667	Zayo Group LLC / Zayo Capital Inc
		$72,173	10.13%, 07/01/2020		25,370	29,303

Healthcare - Products - 1.35%						$50,718
ConvaTec Finance International SA			Iron & Steel - 1.91%
8.25%, PIK 9.00%, 01/15/2019(d),(g)	25,165	25,951	AK Steel Corp
Universal Hospital Services Inc			8.38%, 04/01/2022		18,725	16,760
7.63%, 08/15/2020	28,360	29,778	ArcelorMittal
		$55,729	7.50%, 10/15/2039		45,095	44,531
			BlueScope Steel Finance Ltd/BlueScope Steel
Healthcare - Services - 2.69%			Finance USA LLC
Centene Corp			7.13%, 05/01/2018(d)		7,370	7,609
5.75%, 06/01/2017	14,793	15,791	Commercial Metals Co
Fresenius Medical Care US Finance II Inc			4.88%, 05/15/2023		10,545	10,018
5.88%, 01/31/2022(d)	7,825	8,294
Fresenius Medical Care US Finance Inc						$78,918
6.50%, 09/15/2018(d)	4,895	5,495	Lodging - 0.89%
HCA Holdings Inc			Caesars Entertainment Operating Co Inc
6.25%, 02/15/2021	2,480	2,604	11.25%, 06/01/2017		7,980	7,960
HCA Inc			MGM Resorts International
4.75%, 05/01/2023	21,400	20,624	6.63%, 12/15/2021		6,290	6,722
7.25%, 09/15/2020	12,480	13,681	10.00%, 11/01/2016		18,060	21,853
7.50%, 11/06/2033	6,010	6,040				$36,535
8.50%, 04/15/2019	15,170	16,289
Radnet Management Inc			Media - 5.77%
10.38%, 04/01/2018	20,859	22,111	Cablevision Systems Corp
		$110,929	8.00%, 04/15/2020		13,880	15,754
			CSC Holdings LLC
Holding Companies - Diversified - 0.51%			6.75%, 11/15/2021		4,685	5,107
Nielsen Co Luxembourg SARL/The			Cumulus Media Holdings Inc
5.50%, 10/01/2021(d)	20,355	20,915	7.75%, 05/01/2019		10,067	10,621
			DISH DBS Corp
			5.88%, 07/15/2022		34,170	34,981
Home Builders - 2.93%			6.75%, 06/01/2021		39,050	42,272
Ashton Woods USA LLC / Ashton Woods			7.88%, 09/01/2019		28,160	32,736
Finance Co
6.88%, 02/15/2021(d)	7,955	7,836	Network Communications Inc
			8.60%, PIK 8.60%, 01/14/2020(c),(d),(g)		2,927	—
Brookfield Residential Properties Inc /
			Polish Television Holding BV
Brookfield Residential US Corp			11.00%, PIK 12.00%, 01/15/2021 (c),(g)	EUR	1,250	1,801
6.13%, 07/01/2022(d)	15,845	15,726
Lennar Corp			RCN Telecom Services LLC / RCN Capital
			Corp
4.13%, 12/01/2018	14,125	14,160	8.50%, 08/15/2020(d)		$12,605	12,731
4.75%, 11/15/2022(e)	29,605	28,051
			TVN Finance Corp III AB
MDC Holdings Inc			7.38%, 12/15/2020(d)	EUR	2,000	2,865
6.00%, 01/15/2043	21,965	19,181
Standard Pacific Corp			Unitymedia Hessen GmbH & Co KG /
			Unitymedia NRW GmbH
6.25%, 12/15/2021	8,230	8,477	5.50%, 01/15/2023(d)		$15,020	14,832
WCI Communities Inc
6.88%, 08/15/2021(d)	16,220	15,814	Univision Communications Inc
			6.75%, 09/15/2022(d)		5,000	5,450
Woodside Homes Co LLC / Woodside Homes			6.88%, 05/15/2019(d)		6,735	7,257
Finance Inc			8.50%, 05/15/2021(d)		14,896	16,497
6.75%, 12/15/2021(d)	11,620	11,504
			WideOpenWest Finance LLC /
		$120,749	WideOpenWest Capital Corp
Insurance - 2.11%			13.38%, 10/15/2019		30,475	35,046
CNO Financial Group Inc						$237,950
6.38%, 10/01/2020(d)	5,770	6,073
Fidelity & Guaranty Life Holdings Inc			Mining - 1.40%
6.38%, 04/01/2021(d)	8,155	8,502	FMG Resources August 2006 Pty Ltd
			6.88%, 02/01/2018(d)		13,350	14,151
ING US Inc			6.88%, 04/01/2022(d)		4,105	4,362
5.65%, 05/15/2053(e)	41,475	39,469
			8.25%, 11/01/2019(d)		14,720	16,339
Liberty Mutual Group Inc
7.00%, 03/15/2037(d),(e)	19,172	19,939	Midwest Vanadium Pty Ltd
			11.50%, 02/15/2018(d)		12,060	10,130
XL Group PLC
6.50%, 12/31/2049(e)	13,292	13,039	St Barbara Ltd
			8.88%, 04/15/2018(d)		15,120	12,701
		$87,022				$57,683

See accompanying notes

Schedule of Investments High Yield Fund October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Oil & Gas - 9.33%						Pharmaceuticals - 0.62%
Antero Resources Finance Corp						Par Pharmaceutical Cos Inc
5.38%, 11/01/2021(d),(f)	$12,070		$12,266			7.38%, 10/15/2020(d)	$7,460		$7,796
Carrizo Oil & Gas Inc						Valeant Pharmaceuticals International
7.50%, 09/15/2020	11,280		12,295			7.50%, 07/15/2021(d)	15,865		17,610
8.63%, 10/15/2018	17,745		19,431						$25,406
Chaparral Energy Inc
7.63%, 11/15/2022	13,840		14,947			Pipelines - 1.39%
9.88%, 10/01/2020	6,750		7,695			Access Midstream Partners LP / ACMP
Chesapeake Energy Corp						Finance Corp
5.75%, 03/15/2023	6,595		6,991			4.88%, 05/15/2023	10,930		10,875
6.13%, 02/15/2021	5,525		6,036			5.88%, 04/15/2021	5,780		6,199
Concho Resources Inc						Crestwood Midstream Partners LP / Crestwood
7.00%, 01/15/2021	10,270		11,451			Midstream Finance Corp
						6.13%, 03/01/2022(d),(f)	4,520		4,622
Continental Resources Inc/OK
4.50%, 04/15/2023	36,895		37,218			MarkWest Energy Partners LP / MarkWest
5.00%, 09/15/2022	34,345		35,762			Energy Finance Corp
EP Energy LLC / EP Energy Finance Inc						6.25%, 06/15/2022	8,036		8,719
9.38%, 05/01/2020	18,325		21,165			6.50%, 08/15/2021	9,434		10,236
Halcon Resources Corp						Sabine Pass Liquefaction LLC
						5.63%, 02/01/2021(d)	10,410		10,514
8.88%, 05/15/2021	16,625		17,311
9.25%, 02/15/2022(d)	6,000		6,360			Tesoro Logistics LP / Tesoro Logistics
9.75%, 07/15/2020	1,705		1,854			Finance Corp
Kodiak Oil & Gas Corp						6.13%, 10/15/2021	6,115		6,329
5.50%, 01/15/2021(d)	16,200		16,605						$57,494
5.50%, 02/01/2022(d)	5,315		5,421			Real Estate - 0.67%
8.13%, 12/01/2019	12,060		13,387			Crescent Resources LLC / Crescent Ventures
Linn Energy LLC / Linn Energy Finance						Inc
Corp						10.25%, 08/15/2017(d)	16,155		17,609
7.00%, 11/01/2019(d),(e)	9,585		9,561			Mattamy Group Corp
Oasis Petroleum Inc						6.50%, 11/15/2020(d)	10,300		10,171
6.50%, 11/01/2021	3,655		3,957						$27,780
6.88%, 03/15/2022(d)	5,645		6,097
6.88%, 01/15/2023	11,425		12,396		REITS	- 1.00%
Pacific Drilling SA						DuPont Fabros Technology LP
5.38%, 06/01/2020(d)	7,706		7,764			5.88%, 09/15/2021(d)	8,065		8,267
PDC Energy Inc						iStar Financial Inc
7.75%, 10/15/2022	24,945		27,065			3.88%, 07/01/2016	1,630		1,658
Plains Exploration & Production Co						4.88%, 07/01/2018	8,230		8,065
6.50%, 11/15/2020	12,665		13,953			7.13%, 02/15/2018	12,385		13,469
6.88%, 02/15/2023	12,760		14,132			9.00%, 06/01/2017	8,295		9,664
RKI Exploration & Production LLC / RKI									$41,123
Finance Corp						Retail - 3.88%
8.50%, 08/01/2021(d)	14,557		15,139
						Building Materials Holding Corp
Seadrill Ltd						9.00%, 09/15/2018(d)	8,210		8,620
5.63%, 09/15/2017(d)	27,540		28,435
						Claire's Stores Inc
			$384,694			6.13%, 03/15/2020(d)	8,170		8,231
Oil & Gas Services - 1.13%						7.75%, 06/01/2020(d)	4,240		4,219
Basic Energy Services Inc						8.88%, 03/15/2019	7,555		8,216
7.75%, 02/15/2019	11,395		11,822			9.00%, 03/15/2019(d)	12,410		13,868
7.75%, 10/15/2022	9,993		10,093			Gymboree Corp/The
Hornbeck Offshore Services Inc						9.13%, 12/01/2018	1,545		1,495
5.00%, 03/01/2021	9,820		9,648			Landry's Holdings II Inc
Key Energy Services Inc						10.25%, 01/01/2018(d)	18,155		19,199
6.75%, 03/01/2021	14,891		15,152			Landry's Inc
			$46,715			9.38%, 05/01/2020(d)	13,365		14,468
						Michaels FinCo Holdings LLC / Michaels
Packaging & Containers - 1.14%						FinCo Inc
ARD Finance SA						7.50%, PIK 8.25%, 08/01/2018(d),(g)	15,570		16,076
11.13%, PIK 11.13%, 06/01/2018(d),(g)	2,867		3,154			Neiman Marcus Group Inc/The
Ardagh Packaging Finance PLC / Ardagh MP						8.75%, 10/15/2021(d)	20,660		21,228
Holdings USA Inc						New Academy Finance Co LLC / New
7.00%, 11/15/2020(d)	5,885		5,855			Academy Finance Corp
Crown Cork & Seal Co Inc						8.00%, PIK 8.75%, 06/15/2018(d),(g)	21,990		22,485
7.38%, 12/15/2026	16,654		18,444			Petco Holdings Inc
Exopack Holding Corp						8.50%, PIK 9.25%, 10/15/2017(d),(g)	9,525		9,715
10.00%, 06/01/2018	18,220		19,678			Suburban Propane Partners LP/Suburban
			$47,131			Energy Finance Corp
						7.38%, 03/15/2020	11,525		12,361
									$160,181

See accompanying notes

Schedule of Investments High Yield Fund October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Savings & Loans - 0.00%						Telecommunications (continued)
Washington Mutual Bank / Henderson NV						Sprint Communications Inc (continued)
0.00%, 06/15/2011(a),(c)		$3,500		$—		9.00%, 11/15/2018(d)		$12,425		$15,065
0.00%, 01/15/2013(a)		3,000		1		Sprint Corp
0.00%, 01/15/2015(a),(e)		2,000		—		7.88%, 09/15/2023(d)		12,845		13,937
				$1		T-Mobile USA Inc
						6.63%, 04/28/2021		12,140		12,838
Semiconductors - 0.50%						UPCB Finance VI Ltd
Jazz Technologies Inc						6.88%, 01/15/2022(d)		3,750		4,041
8.00%, 06/30/2015(d)		1		1
						Wind Acquisition Finance SA
8.00%, 06/30/2015		21,517		20,495		6.50%, 04/30/2020(d)		300		309
				$20,496		7.25%, 02/15/2018(d)		9,450		9,923
Software - 0.63%						11.75%, 07/15/2017(d)		7,792		8,279
Activision Blizzard Inc						Wind Acquisition Holdings Finance SA
5.63%, 09/15/2021(d)		9,645		9,982		12.25%, PIK 12.25%, 07/15/2017(d),(g)		11,340		11,539
6.13%, 09/15/2023(d)		15,525		16,224						$472,799
				$26,206		Transportation - 2.14%
Telecommunications - 11.47%						Navios Maritime Acquisition Corp / Navios
Altice Finco SA						Acquisition Finance US Inc
9.00%, 06/15/2023(d)	EUR	1,750		2,578		8.13%, 11/15/2021(d),(f)		34,400		34,744
9.88%, 12/15/2020(d)		$11,457		12,803		8.63%, 11/01/2017		27,571		28,908
Clearwire Communications LLC/Clearwire						Navios South American Logistics Inc / Navios
Finance Inc						Logistics Finance US Inc
12.00%, 12/01/2015(d)		20,470		21,227		9.25%, 04/15/2019		4,985		5,396
Digicel Group Ltd						Swift Services Holdings Inc
8.25%, 09/30/2020(d)		5,485		5,787		10.00%, 11/15/2018		11,155		12,494
10.50%, 04/15/2018(d)		12,250		13,230		Topaz Marine SA
Digicel Ltd						8.63%, 11/01/2018(d),(f)		6,540		6,612
6.00%, 04/15/2021(d)		14,950		14,501						$88,154
8.25%, 09/01/2017(d)		7,360		7,665		TOTAL BONDS				$3,545,658
Eileme 1 AB							Principal
14.25%, PIK 14.25%, 08/15/2020(d),(g)		3,098		3,331		CONVERTIBLE BONDS - 0.00%	Amount (000's)		Value (000 's)
Eileme 2 AB
11.63%, 01/31/2020(d)		11,125		12,988		Food Service - 0.00%
						FU JI Food and Catering Services Holdings
Goodman Networks Inc
13.12%, 07/01/2018 (d),(e)		22,998		24,263		Ltd
						0.00%, 11/09/2009(a),(c)	HKD	46,500		—
12.13%, 07/01/2018(d)		4,005		4,225
						0.00%, 10/18/2010(a),(b),(c)	CNY	245,000		—
Intelsat Jackson Holdings SA
5.50%, 08/01/2023(d)		27,970		26,991						$—
7.25%, 10/15/2020		24,500		26,583		TOTAL CONVERTIBLE BONDS				$—
Intelsat Luxembourg SA						SENIOR FLOATING RATE INTERESTS -	Principal
6.75%, 06/01/2018(d)		5,000		5,262		7.48%	Amount (000's) Value (000's)
7.75%, 06/01/2021(d)		14,565		15,366		Automobile Manufacturers - 0.10%
8.13%, 06/01/2023(d)		12,950		13,695		Chrysler Group LLC, Term Loan B
Koninklijke KPN NV						4.25%, 05/24/2017(e)		$4,132		$4,167
7.00%, 03/28/2073(d),(e)		6,425		6,602
Level 3 Communications Inc
11.88%, 02/01/2019		11,823		13,714		Automobile Parts & Equipment - 0.19%
Level 3 Financing Inc						Schaeffler AG, Term Loan C
6.13%, 01/15/2021(d),(f)		5,720		5,820		4.25%, 01/20/2017(e)		8,045		8,078
8.13%, 07/01/2019		12,535		13,820
10.00%, 02/01/2018		11,280		12,056		Building Materials - 0.22%
Matterhorn Financing & CY SCA						CPG International Inc, Term Loan B
9.00%, 04/15/2019(d)	EUR	6,850		9,440		4.75%, 09/30/2020(e)		9,000		9,011
MetroPCS Wireless Inc
6.25%, 04/01/2021(d)		$18,595		19,455
Mobile Challenger Intermediate Group SA						Chemicals - 0.76%
8.75%, PIK 9.50%, 03/15/2019(d),(g)	EUR	4,300		5,926		AIlnex Luxembourg & CY SCA, Term Loan
						8.25%, 03/12/2020(e)		8,045		8,266
NII Capital Corp
7.63%, 04/01/2021		$21,115		12,247		Ineos US Finance LLC, Term Loan B
						4.00%, 05/04/2018(e)		10,264		10,294
NII International Telecom SCA
7.88%, 08/15/2019(d)		4,155		3,615		MacDermid Inc, Term Loan
11.38%, 08/15/2019(d)		4,500		4,275		7.75%, 12/04/2020(e)		9,430		9,554
SoftBank Corp						Taminco Global Chemical Corp, Term Loan
4.50%, 04/15/2020(d)		28,380		28,096		B
						4.25%, 02/15/2019(e)		3,022		3,037
Sprint Capital Corp
6.88%, 11/15/2028		7,235		6,873						$31,151
Sprint Communications Inc
6.00%, 11/15/2022		16,545		16,297
7.00%, 08/15/2020		26,235		28,137

See accompanying notes

Schedule of Investments High Yield Fund October 31, 2013

	SENIOR FLOATING RATE INTERESTS	Principal			SENIOR FLOATING RATE INTERESTS	Principal
	(continued)	Amount (000's) Value (000's)			(continued)	Amount (000's) Value (000's)

	Commercial Services - 0.12%				Media (continued)
	ISS A/S, Term Loan B				Virgin Media Investment Holdings Ltd, Term
	3.75%, 04/18/2018(e)	$4,988	$4,991		Loan B
					3.50%, 02/15/2020(e)	$8,195	$8,191
					WideOpenWest Finance LLC, Term Loan B
	Diversified Financial Services - 0.05%				4.75%, 03/27/2019(e)	9,922	10,001
	Faenza Acquisition GmbH, Term Loan B1
	4.25%, 07/30/2020(e)	2,000	2,002				$32,778
					Mining - 0.11%
	Electric - 0.51%				FMG Resources August 2006 Pty Ltd, Term
	Dynegy Inc, Term Loan B2				Loan B
					5.25%, 10/12/2017(e)	4,693	4,699
	4.00%, 04/16/2020(e)	1,752	1,752
	Texas Competitive Electric Holdings Co LLC,
	Term Loan NONEXT				Oil & Gas - 0.55%
	3.70%, 10/10/2014(e)	28,373	19,087		Chesapeake Energy Corp, Term Loan B
			$20,839		5.75%, 12/02/2017(e)	21,475	21,931
					EP Energy LLC, Term Loan B3
	Entertainment - 1.01%				3.50%, 05/24/2018(e)	730	730
	CCM Merger Inc, Term Loan
	5.00%, 02/01/2017(e)	18,407	18,499				$22,661
	Peninsula Gaming LLC, Term Loan B				Pharmaceuticals - 0.25%
	4.25%, 11/30/2017(e)	11,928	11,955		Par Pharmaceutical Cos Inc, Term Loan B
	WMG Acquisition Corp, Term Loan B				4.25%, 09/28/2019(e)	10,217	10,246
	3.75%, 07/07/2020(e)	11,282	11,286

			$41,740		Pipelines - 0.05%
	Forest Products & Paper - 0.46%				NGPL PipeCo LLC, Term Loan B
	Caraustar Industries Inc, Term Loan B				6.75%, 05/04/2017(e)	2,052	1,918
	7.50%, 04/26/2019(e)	9,453	9,607
	Exopack Holdings SA, Term Loan B
	0.00%, 04/24/2019(e),(h)	4,200	4,250	REITS	- 0.24%
					iStar Financial Inc, Term Loan A2
	Exopack LLC, Term Loan B				7.00%, 06/30/2014(e)	9,704	9,944
	5.00%, 05/31/2017(e)	4,902	4,969
			$18,826
					Telecommunications - 0.06%
	Healthcare - Products - 0.19%				Integra Telecom Holdings Inc, Term Loan
	Kinetic Concepts Inc, Term Loan D1				9.75%, 02/19/2020(e)	2,510	2,579
	4.50%, 05/04/2018(e)	7,884	7,970

					Transportation - 0.17%
	Insurance - 0.77%				State Class Tankers II LLC, Term Loan B
	Asurion LLC, Term Loan B2				6.75%, 06/19/2020(e)	7,110	7,146
	3.50%, 06/19/2020(e)	6,711	6,581
	CNO Financial Group Inc, Term Loan B2				TOTAL SENIOR FLOATING RATE INTERESTS		$308,630
	3.75%, 09/28/2018(e)	6,143	6,152
	Lonestar Intermediate Super Holdings LLC,					Maturity
	Term Loan				REPURCHASE AGREEMENTS - 5.83%	Amount (000's)	Value (000's)
	11.00%, 08/07/2019(e)	18,290	18,945	Banks	- 5.83%
			$31,678		Investment in Joint Trading Account; Barclays $ 57,334		$57,334
					Bank PLC Repurchase Agreement; 0.07%
	Internet - 0.04%				dated 10/31/2013 maturing 11/01/2013
	Zayo Group LLC, Term Loan B				(collateralized by US Government
	4.50%, 07/02/2019(e)	1,742	1,749
					Securities; $58,480,505; 0.25% - 2.63%;
					dated 06/30/15 - 08/15/20)
	Lodging - 0.84%				Investment in Joint Trading Account; Credit	43,000	43,000
	Caesars Entertainment Operating Co Inc, Term				Suisse Repurchase Agreement; 0.08%
	Loan B4				dated 10/31/2013 maturing 11/01/2013
	9.50%, 10/31/2016(e)	2,119	2,116		(collateralized by US Government
	Caesars Entertainment Operating Co Inc, Term				Securities; $43,860,378; 0.00%; dated
	Loan B6				08/15/16 - 08/15/37)
	5.49%, 01/28/2018(e)	34,508	32,341		Investment in Joint Trading Account; Deutsche	95,557	95,557
			$34,457		Bank Repurchase Agreement; 0.11% dated
					10/31/2013 maturing 11/01/2013
Media	- 0.79%				(collateralized by US Government
	Cumulus Media Holdings Inc, Term Loan				Securities; $97,467,509; 0.00% - 5.50%;
	7.50%, 01/14/2019(e)	3,099	3,165
					dated 12/27/13 - 07/15/36)
	Univision Communications Inc, Term Loan
	C1
	4.50%, 02/28/2020(e)	8,089	8,127
	Univision Communications Inc, Term Loan
	C3
	4.00%, 03/01/2020(e)	3,293	3,294

See accompanying notes

			Schedule of Investments
			High Yield Fund
			October 31, 2013

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value	(000	's)

Banks (continued)
Investment in Joint Trading Account; Merrill	$44,716		$44,716
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $45,610,700; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
			$240,607
TOTAL REPURCHASE AGREEMENTS			$240,607
Total Investments			$4,132,582
Liabilities in Excess of Other Assets, Net - (0.22)%			$(8,952)
TOTAL NET ASSETS - 100.00%			$4,123,630

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $23,313 or 0.57% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,656,833 or 40.18% of net assets.
(e)	Variable Rate. Rate shown is in effect at October 31, 2013.
(f)	Security purchased on a when-issued basis.
(g)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(h)	This Senior Floating Rate Note will settle after October 31, 2013, at which time the interest rate will be determined.

Portfolio Summary (unaudited)

Sector	Percent
Financial	19.43%
Communications	19.36%
Consumer, Cyclical	16.98%
Energy	12.45%
Consumer, Non-cyclical	9.28%
Basic Materials	8 .42%
Industrial	6 .08%
Technology	4 .68%
Utilities	3.02%
Diversified	0 .51%
Liabilities in Excess of Other Assets, Net	(0.22)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2013

	COMMON STOCKS - 0.28%	Shares Held	Value	(000	's)		PREFERRED STOCKS (continued)	Shares Held	Value	(000	's)

	Agriculture - 0.00%						Packaging & Containers - 0.00%
	Eurofresh Inc (a),(b),(c)	43,973		$—			Constar International (a),(b),(c)	977		$—

	Automobile Manufacturers - 0.03%						TOTAL PREFERRED STOCKS			$10,023
	General Motors Co (a)	11,656		431				Principal
						BONDS	- 86.43%	Amount (000's)	Value	(000	's)

	Building Materials - 0.03%						Advertising - 0.28%
	US Concrete Inc (a)	21,880		478			inVentiv Health Inc
							9.00%, 01/15/2018(d)	$570		$594
							11.00%, 08/15/2018(d),(e)	1,226		1,053
	Computers - 0.00%						11.00%, 08/15/2018(d),(e)	835		722
	Stratus Technologies Bermuda Ltd / Stratus	12,366		—			Sitel LLC / Sitel Finance Corp
	Technologies Inc (a),(b),(c)						11.50%, 04/01/2018	1,495		1,297
							11.00%, 08/01/2017(d)	545		593
	Diversified Financial Services - 0.02%									$4,259
	Capmark Financial Group Inc (a),(c)	10,610,000		57
	Somerset Cayuga Holding Co Inc (a),(c)	6,862		178			Aerospace & Defense - 0.44%
							Alliant Techsystems Inc
				$235			5.25%, 10/01/2021(d),(f)	466		469
	Electric - 0.09%						B/E Aerospace Inc
	AES Eastern Energy LP (a),(b),(c)	2,000,000		—			5.25%, 04/01/2022	1,072		1,101
	Dynegy Inc (a)	74,998		1,457			6.88%, 10/01/2020	1,664		1,835
				$1,457			Esterline Technologies Corp
							7.00%, 08/01/2020	750		816
	Forest Products & Paper - 0.08%						GenCorp Inc
	NewPage Group Inc (a),(b),(c)	14,800		1,291			7.13%, 03/15/2021(d)	316		338
							TransDigm Inc
	Metal Fabrication & Hardware - 0.02%						7.75%, 12/15/2018	1,000		1,075
	Wolverine Tube Inc (a),(c)	8,336		247			Triumph Group Inc
							8.00%, 11/15/2017	532		554
							8.63%, 07/15/2018	460		499
	Packaging & Containers - 0.00%									$6,687
	Constar International (a),(b),(c)	9,689		—
							Agriculture - 0.02%
							Alliance One International Inc
	Retail - 0.01%						9.88%, 07/15/2021(d)	375		360
	Neebo Inc (a),(b),(c)	20,064		121			Eurofresh Inc
	Neebo Inc - Warrants (a),(b),(c)	7,519		—			15.00%, PIK 11.85%, 11/18/2016(b),(c),(g)	242		—
	Neebo Inc - Warrants (a),(b),(c)	3,508		—						$360
	Real Mex Restaurants Inc (a),(b),(c)	400,000		—
				$121			Airlines - 0.96%
							American Airlines 2013-2 Class A Pass
	Transportation - 0.00%						Through Trust
	General Maritime Corp (a),(b),(c)	974		14			4.95%, 07/15/2024(d)	1,355		1,396
	General Maritime Corp - Warrants (a),(b),(c)	1,507		—			Continental Airlines 2003-ERJ1 Pass Through
				$14			Trust
	TOTAL COMMON STOCKS			$4,274			7.88%, 01/02/2020(b)	1,805		1,922
	CONVERTIBLE PREFERRED STOCKS -						Continental Airlines 2004-ERJ1 Pass Through
	0.04%	Shares Held	Value	(000	's)		Trust
							9.56%, 09/01/2019	379		421
	Automobile Manufacturers - 0.04%						Continental Airlines 2005-ERJ1 Pass Through
	General Motors Co	13,350		685			Trust
							9.80%, 04/01/2021	2,697		3,007
	TOTAL CONVERTIBLE PREFERRED STOCKS			$685			Continental Airlines 2006-ERJ1 Pass Through
	PREFERRED STOCKS - 0.66%	Shares Held	Value	(000	's)		Trust
	Agriculture - 0.00%						9.32%, 11/01/2019(c),(d)	228		250
	Eurofresh Inc (a),(b),(c)	80		—			Delta Air Lines 2007-1 Class B Pass Through
							Trust
							8.02%, 08/10/2022	498		539
Banks	- 0.41%						Delta Air Lines 2007-1 Class C Pass Through
	Ally Financial Inc (d)	3,116		2,992
							Trust
	COBANK ACB 11.00%; Series D	60,000		3,197			8.95%, 08/10/2014	133		135
				$6,189			Delta Air Lines 2012-1 Class B Pass Through
	Computers - 0.00%						Trust
							6.88%, 05/07/2019(c),(d)	1,037		1,091
	Stratus Technologies Bermuda Ltd / Stratus	2,814		—
	Technologies Inc (a),(b),(c)						Northwest Airlines 2007-1 Class A Pass
							Through Trust
							7.03%, 11/01/2019	1,911		2,088
	Insurance - 0.25%						UAL 2007-1 Pass Through Trust
	Hartford Financial Services Group Inc	19,400		560			6.64%, 01/02/2024	537		564
	XLIT Ltd	3,935		3,274			UAL 2009-2A Pass Through Trust
				$3,834			9.75%, 01/15/2017	750		861

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Airlines (continued)					Banks (continued)
	UAL 2009-2B Pass Through Trust					Wachovia Capital Trust III
	12.00%, 07/15/2017(d)	$415		$468		5.57%, 03/29/2049(e)	$2,204		$2,061
	United Airlines Inc					Wells Fargo & Co
	6.75%, 09/15/2015(d)	1,060		1,092		7.98%, 12/31/2049(e)	1,500		1,691
	US Airways 2013-1 Class B Pass Through								$61,187
	Trust
	5.38%, 11/15/2021(c)	855		819		Beverages - 0.12%
				$14,653		Constellation Brands Inc
						3.75%, 05/01/2021	229		220
	Automobile Manufacturers - 0.64%					4.25%, 05/01/2023	461		442
	Chrysler Group LLC / CG Co-Issuer Inc					6.00%, 05/01/2022	295		321
	8.25%, 06/15/2021	3,147		3,560		7.25%, 05/15/2017	275		320
	Ford Motor Co					Crestview DS Merger Sub II Inc
	9.22%, 09/15/2021	500		657		10.00%, 09/01/2021(d)	480		499
	9.98%, 02/15/2047	1,570		2,193					$1,802
	General Motors Co
	0.00%, 11/15/2015(a),(b),(c)	100		—		Building Materials - 1.99%
	0.00%, 11/15/2015(a),(b),(c)	75		—		Associated Materials LLC / AMH New
	0.00%, 12/01/2020(a),(b),(c)	25		—		Finance Inc
						9.13%, 11/01/2017(d)	395		421
	0.00%, 12/01/2020(a),(b),(c)	50		—
	0.00%, 07/15/2023(a),(b),(c)	1,000		—		Building Materials Corp of America
						6.75%, 05/01/2021(d)	2,000		2,175
	0.00%, 09/01/2025(a),(b),(c)	700		—
	0.00%, 05/01/2028(a),(b),(c)	150		—		Cemex Espana Luxembourg
						9.25%, 05/12/2020(d)	1,900		2,071
	0.00%, 07/15/2033(a),(b),(c)	5,050		—
						9.88%, 04/30/2019(d)	3,725		4,209
	0.00%, 03/15/2036(a),(b),(c)	725		—
	Jaguar Land Rover Automotive PLC					Cemex Finance LLC
						9.38%, 10/12/2022(d)	1,425		1,600
	5.63%, 02/01/2023(d)	300		298
	Navistar International Corp					Cemex SAB de CV
						5.25%, 09/30/2015(d),(e)	1,000		1,034
	8.25%, 11/01/2021	3,080		3,145		6.50%, 12/10/2019(d)	325		330
				$9,853		7.25%, 01/15/2021(d)	200		204
	Automobile Parts & Equipment - 0.41%					9.00%, 01/11/2018(d)	650		707
	Goodyear Tire & Rubber Co/The					Lafarge SA
	6.50%, 03/01/2021	3,050		3,225		7.13%, 07/15/2036	550		568
	7.00%, 05/15/2022	1,745		1,876		Louisiana-Pacific Corp
	Schaeffler Finance BV					7.50%, 06/01/2020	300		331
	4.75%, 05/15/2021(d)	475		474		Masco Corp
	Stackpole International Intermediate Co SA /					5.95%, 03/15/2022	370		392
	Stackpole International Powder Meta					6.13%, 10/03/2016	925		1,031
	7.75%, 10/15/2021(d)	640		666		7.13%, 03/15/2020	48		55
				$6,241		Masonite International Corp
						8.25%, 04/15/2021(d)	1,393		1,532
Banks	- 4.00%					Nortek Inc
	Ally Financial Inc					8.50%, 04/15/2021	639		700
	5.50%, 02/15/2017	1,403		1,515		Roofing Supply Group LLC / Roofing Supply
	6.25%, 12/01/2017	4,672		5,174		Finance Inc
	6.75%, 12/01/2014	2,685		2,826		10.00%, 06/01/2020(d)	625		706
	8.00%, 03/15/2020	6,730		7,992		USG Corp
	8.00%, 11/01/2031	4,351		5,189		5.88%, 11/01/2021(d)	263		268
	AmSouth Bancorp					7.88%, 03/30/2020(d)	26		29
	6.75%, 11/01/2025	560		608		8.38%, 10/15/2018(d)	1,625		1,767
	Bank of America Corp					9.75%, 01/15/2018(e)	5,700		6,697
	8.00%, 12/29/2049(e)	1,223		1,355
	8.13%, 12/29/2049(e)	3,195		3,570		Vulcan Materials Co
						7.50%, 06/15/2021	3,140		3,529
	Barclays Bank PLC								$30,356
	7.63%, 11/21/2022	1,330		1,372
	CIT Group Inc					Chemicals - 2.22%
	4.25%, 08/15/2017	8,000		8,390		Ashland Inc
	5.00%, 05/15/2017	1,482		1,593		3.00%, 03/15/2016	688		703
	5.00%, 08/15/2022	2,098		2,124		3.88%, 04/15/2018	846		850
	5.38%, 05/15/2020	1,967		2,107		4.75%, 08/15/2022	1,237		1,188
	5.50%, 02/15/2019(d)	3,045		3,296		Basell Finance Co BV
	6.63%, 04/01/2018(d)	3,360		3,809		8.10%, 03/15/2027(d)	825		1,077
	Citigroup Inc					Celanese US Holdings LLC
	5.95%, 12/29/2049	1,881		1,794		4.63%, 11/15/2022	905		889
	Royal Bank of Scotland Group PLC					Chemtura Corp
	6.10%, 06/10/2023	627		645		5.75%, 07/15/2021	1,450		1,468
	6.13%, 12/15/2022	2,291		2,369		Huntsman International LLC
	Royal Bank of Scotland PLC/The					4.88%, 11/15/2020	1,175		1,169
	9.50%, 03/16/2022(e)	1,465		1,707		8.63%, 03/15/2020	860		952
						8.63%, 03/15/2021	2,210		2,481

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Chemicals (continued)					Commercial Services (continued)
	INEOS Group Holdings SA					Deluxe Corp
	6.13%, 08/15/2018(d)	$525		$530		7.00%, 03/15/2019	$1,310		$1,408
	LyondellBasell Industries NV					Envision Healthcare Corp
	5.00%, 04/15/2019	800		896		8.13%, 06/01/2019	2,440		2,650
	6.00%, 11/15/2021	750		873		FTI Consulting Inc
	Momentive Performance Materials Inc					6.75%, 10/01/2020	750		802
	8.88%, 10/15/2020	1,170		1,237		Garda World Security Corp
	9.00%, 01/15/2021	7,976		7,059		9.75%, 03/15/2017(d)	1,315		1,420
	NOVA Chemicals Corp					9.75%, 03/15/2017(d)	287		310
	5.25%, 08/01/2023(d)	335		342		H&E Equipment Services Inc
	Olin Corp					7.00%, 09/01/2022	1,219		1,329
	5.50%, 08/15/2022	900		904		Harland Clarke Holdings Corp
	PolyOne Corp					6.00%, 05/15/2015(e)	2,315		2,315
	5.25%, 03/15/2023	1,539		1,529		9.75%, 08/01/2018(d)	1,400		1,515
	7.38%, 09/15/2020	1,257		1,392		Hertz Corp/The
	PQ Corp					4.25%, 04/01/2018(d)	330		331
	8.75%, 05/01/2018(d)	4,625		5,007		5.88%, 10/15/2020	1,144		1,204
	Rain CII Carbon LLC / CII Carbon Corp					6.25%, 10/15/2022	670		702
	8.00%, 12/01/2018(d)	830		857		6.75%, 04/15/2019	228		246
	8.25%, 01/15/2021(d)	710		733		7.38%, 01/15/2021	180		200
	Tronox Finance LLC					Iron Mountain Inc
	6.38%, 08/15/2020	825		842		5.75%, 08/15/2024	1,520		1,452
	US Coatings Acquisition Inc / Axalta Coating					7.75%, 10/01/2019	2,404		2,672
	Systems Dutch Holding B BV					8.38%, 08/15/2021	1,603		1,731
	7.38%, 05/01/2021(d)	885		940		Jaguar Holding Co I
				$33,918		9.38%, PIK 10.13%, 10/15/2017(d),(g)	810		859
						Jaguar Holding Co II / Jaguar Merger Sub Inc
Coal	- 1.23%					9.50%, 12/01/2019(d)	1,125		1,263
	Alpha Natural Resources Inc					Knowledge Universe Education LLC
	6.00%, 06/01/2019	2,266		1,949		7.75%, 02/01/2015(d)	1,865		1,837
	6.25%, 06/01/2021	3,540		3,000		Lender Processing Services Inc
	9.75%, 04/15/2018	1,570		1,617		5.75%, 04/15/2023	675		704
	Arch Coal Inc					Live Nation Entertainment Inc
	7.25%, 10/01/2020	1,030		784		7.00%, 09/01/2020(d)	474		504
	7.25%, 06/15/2021	2,210		1,685		Mustang Merger Corp
	8.75%, 08/01/2016	1,195		1,195		8.50%, 08/15/2021(d)	33		34
	9.88%, 06/15/2019(d)	1,375		1,169
						RR Donnelley & Sons Co
	Consol Energy Inc					7.00%, 02/15/2022	3,325		3,524
	6.38%, 03/01/2021	750		786		7.25%, 05/15/2018	2,810		3,168
	8.25%, 04/01/2020	1,005		1,099		7.63%, 06/15/2020	2,815		3,110
	Peabody Energy Corp					7.88%, 03/15/2021	3,365		3,752
	6.00%, 11/15/2018	1,750		1,846		8.25%, 03/15/2019	2,275		2,616
	6.25%, 11/15/2021	2,220		2,292		Safway Group Holding LLC / Safway Finance
	Walter Energy Inc					Corp
	8.50%, 04/15/2021(d)	760		644
						7.00%, 05/15/2018(d)	422		437
	9.50%, 10/15/2019(d)	725		765
						Service Corp International/US
				$18,831		7.00%, 05/15/2019	850		914
	Commercial Services - 4.92%					8.00%, 11/15/2021	100		115
	ACE Cash Express Inc					ServiceMaster Co/TN
	11.00%, 02/01/2019(d)	1,745		1,553		7.00%, 08/15/2020	3,390		3,339
	ADT Corp/The					8.00%, 02/15/2020	4,825		4,946
	3.50%, 07/15/2022	289		253		Speedy Cash Intermediate Holdings Corp
	4.13%, 06/15/2023	951		858		10.75%, 05/15/2018(d)	655		701
	6.25%, 10/15/2021(d)	2,275		2,414		United Rentals North America Inc
	Avis Budget Car Rental LLC / Avis Budget					6.13%, 06/15/2023	4,425		4,547
	Finance Inc					7.38%, 05/15/2020	1,345		1,500
	4.88%, 11/15/2017	362		377		8.25%, 02/01/2021	1,890		2,140
	5.50%, 04/01/2023	357		350		8.38%, 09/15/2020	875		978
	8.25%, 01/15/2019	25		27					$75,139
	9.75%, 03/15/2020	472		552		Computers - 0.84%
	Catalent Pharma Solutions Inc					Seagate HDD Cayman
	7.88%, 10/15/2018	734		745		4.75%, 06/01/2023(d)	608		591
	Cenveo Corp					6.88%, 05/01/2020	815		894
	8.88%, 02/01/2018	1,000		1,007		7.00%, 11/01/2021	2,615		2,890
	Ceridian Corp					SunGard Data Systems Inc
	8.88%, 07/15/2019(d)	1,859		2,152
						6.63%, 11/01/2019	3,095		3,234
	12.25%, 11/15/2015	1,059		1,065		7.38%, 11/15/2018	905		959
	11.25%, 11/15/2015(e)	2,495		2,511
						7.63%, 11/15/2020	3,892		4,238
									$12,806

See accompanying notes

Schedule of Investments High Yield Fund I

October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Consumer Products - 2.04%					Diversified Financial Services (continued)
Reynolds Group Issuer Inc / Reynolds Group					Nationstar Mortgage LLC / Nationstar Capital
Issuer LLC / Reynolds Group Issuer					Corp
(Luxembourg) S.A.					6.50%, 07/01/2021	$232		$228
5.75%, 10/15/2020	$3,295		$3,402		6.50%, 06/01/2022	460		449
6.88%, 02/15/2021(e)	2,295		2,490		7.88%, 10/01/2020	327		349
7.13%, 04/15/2019	700		747		9.63%, 05/01/2019	386		435
7.88%, 08/15/2019	6,285		6,945		Neuberger Berman Group LLC/Neuberger
8.25%, 02/15/2021	3,925		4,082		Berman Finance Corp
8.50%, 05/15/2018	1,450		1,537		5.63%, 03/15/2020(d)	500		519
9.00%, 04/15/2019	5,665		6,061		5.88%, 03/15/2022(d)	500		511
9.88%, 08/15/2019	3,520		3,894		SLM Corp
Spectrum Brands Escrow Corp					5.50%, 01/15/2019	2,375		2,467
6.63%, 11/15/2022(d)	825		881					$51,178
Spectrum Brands Inc
6.75%, 03/15/2020	1,025		1,102		Electric - 2.96%
			$31,141		Calpine Corp
					0.00%, 07/15/2013(a),(b),(c)	1,500		—
Cosmetics & Personal Care - 0.05%					5.88%, 01/15/2024(d)	1,524		1,528
Revlon Consumer Products Corp					6.00%, 01/15/2022(d)	1,460		1,515
5.75%, 02/15/2021(d)	825		815		7.50%, 02/15/2021(d)	3,644		3,936
					7.88%, 07/31/2020(d)	2,415		2,638
					7.88%, 01/15/2023(d)	1,750		1,903
Distribution & Wholesale - 0.19%					Dynegy Holdings Inc
HD Supply Inc					0.00%, 06/01/2015(a),(b),(c)	100		—
7.50%, 07/15/2020(d)	660		696
					0.00%, 06/01/2019(a),(b),(c)	3,158		8
8.13%, 04/15/2019	925		1,034		0.00%, 10/15/2026(a),(b),(c)	92		—
LKQ Corp
4.75%, 05/15/2023(d)	433		412		Dynegy Inc
					5.88%, 06/01/2023(d)	727		687
VWR Funding Inc					Dynegy Roseton LLC / Dynegy Danskammer
7.25%, 09/15/2017	655		698		LLC Pass Through Trust Series B
			$2,840		0.00%, 11/08/2016(a),(b),(c)	2,773		49
Diversified Financial Services - 3.35%					Edison Mission Energy
Aircastle Ltd					0.00%, 05/15/2017(a)	2,100		1,533
6.25%, 12/01/2019	1,427		1,520		Energy Future Intermediate Holding Co LLC /
9.75%, 08/01/2018	800		884		EFIH Finance Inc
CNG Holdings Inc/OH					12.25%, 03/01/2022(d),(e)	556		639
9.38%, 05/15/2020(d)	1,855		1,758		10.00%, 12/01/2020	3,609		3,789
Denali Borrower LLC / Denali Finance Corp					GenOn Energy Inc
5.63%, 10/15/2020(d)	3,523		3,488		7.88%, 06/15/2017	1,500		1,658
E*TRADE Financial Corp					9.88%, 10/15/2020	1,660		1,859
6.00%, 11/15/2017	225		238		InterGen NV
6.38%, 11/15/2019	510		546		7.00%, 06/30/2023(d)	643		664
Ford Holdings LLC					IPALCO Enterprises Inc
9.38%, 03/01/2020	560		721		5.00%, 05/01/2018	1,150		1,202
General Motors Financial Co Inc					7.25%, 04/01/2016(d)	525		577
2.75%, 05/15/2016(d)	225		227		NRG Energy Inc
3.25%, 05/15/2018(d)	874		871		6.63%, 03/15/2023	1,738		1,797
4.75%, 08/15/2017(d)	3,075		3,252		7.63%, 01/15/2018	4,390		4,983
Icahn Enterprises LP / Icahn Enterprises					7.63%, 05/15/2019	3,355		3,573
Finance Corp					7.88%, 05/15/2021	6,579		7,270
8.00%, 01/15/2018	2,815		2,952		8.25%, 09/01/2020	3,090		3,445
ILFC E-Capital Trust I								$45,253
5.35%, 12/21/2065(d),(e)	4,533		3,978
ILFC E-Capital Trust II					Electrical Components & Equipment - 0.07%
6.25%, 12/21/2065(d),(e)	1,167		1,085		Artesyn Escrow Inc
					9.75%, 10/15/2020(d)	357		368
International Lease Finance Corp					International Wire Group Holdings Inc
3.88%, 04/15/2018	1,030		1,033		8.50%, 10/15/2017(d)	728		771
4.63%, 04/15/2021	87		84
5.75%, 05/15/2016	725		775					$1,139
5.88%, 08/15/2022	1,475		1,519		Electronics - 0.07%
6.25%, 05/15/2019	2,415		2,632		Flextronics International Ltd
8.25%, 12/15/2020	2,927		3,458		5.00%, 02/15/2023	1,140		1,137
8.62%, 09/15/2015(e)	1,365		1,519
8.63%, 01/15/2022	5,049		6,109
8.75%, 03/15/2017(e)	1,405		1,651		Engineering & Construction - 0.15%
8.88%, 09/01/2017	3,095		3,671		Dycom Investments Inc
MPH Intermediate Holding Co 2					7.13%, 01/15/2021	250		266
8.38%, PIK 9.13%, 08/01/2018(d),(g)	2,165		2,249		Tutor Perini Corp
					7.63%, 11/01/2018	1,974		2,097
								$2,363

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2013

		Principal						Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

	Entertainment - 2.19%						Food (continued)
	Cedar Fair LP / Canada's Wonderland Co /						Sun Merger Sub Inc (continued)
	Magnum Management Corp						5.88%, 08/01/2021(d)	$100		$104
	5.25%, 03/15/2021(d)	$1,800		$1,773			SUPERVALU Inc
	9.13%, 08/01/2018	1,795		1,966			8.00%, 05/01/2016	1,646		1,835
	Chukchansi Economic Development						US Foods Inc
	Authority						8.50%, 06/30/2019	586		628
	9.75%, 05/30/2020(b),(d)	1,268		726			Wells Enterprises Inc
	DreamWorks Animation SKG Inc						6.75%, 02/01/2020(d)	1,407		1,446
	6.88%, 08/15/2020(d)	970		1,032						$16,819
	GLP Capital LP / GLP Financing II Inc
	4.38%, 11/01/2018(d)	580		592			Forest Products & Paper - 0.12%
	4.88%, 11/01/2020(d)	1,955		1,969			Boise Paper Holdings LLC / Boise Co-Issuer
	5.38%, 11/01/2023(d)	1,210		1,222			Co
	Graton Economic Development Authority						8.00%, 04/01/2020	875		991
	9.63%, 09/01/2019(d)	3,535		3,950			Clearwater Paper Corp
	Isle of Capri Casinos Inc						4.50%, 02/01/2023	370		339
	7.75%, 03/15/2019	605		649			Unifrax I LLC / Unifrax Holding Co
							7.50%, 02/15/2019(d)	500		505
	Mohegan Tribal Gaming Authority
	9.75%, 09/01/2021(d)	2,600		2,801						$1,835
	11.50%, 11/01/2017(d)	300		336		Gas	- 0.03%
	11.00%, 09/15/2018(d)	1,470		1,474			NGL Energy Partners LP / NGL Energy
	Peninsula Gaming LLC / Peninsula Gaming						Finance Corp
	Corp						6.88%, 10/15/2021(d)	516		528
	8.38%, 02/15/2018(d)	2,755		3,003
	Penn National Gaming Inc
	5.88%, 11/01/2021(d)	295		296			Hand & Machine Tools - 0.19%
	Pinnacle Entertainment Inc						BC Mountain LLC / BC Mountain Finance
	7.50%, 04/15/2021	1,810		1,986			Inc
							7.00%, 02/01/2021(d)	788		798
	7.75%, 04/01/2022	2,130		2,330
	PNK Finance Corp						Milacron LLC / Mcron Finance Corp
	6.38%, 08/01/2021(d)	1,250		1,312			7.75%, 02/15/2021(d)	1,040		1,087
	Regal Entertainment Group						Victor Technologies Group Inc
	5.75%, 06/15/2023	825		815			9.00%, 12/15/2017	910		978
	5.75%, 02/01/2025	430		410						$2,863
	Seminole Tribe of Florida Inc						Healthcare - Products - 0.80%
	7.75%, 10/01/2017(d)	1,355		1,438
							Alere Inc
	Seneca Gaming Corp						7.25%, 07/01/2018	500		549
	8.25%, 12/01/2018(d)	1,380		1,485
							Biomet Inc
	Shingle Springs Tribal Gaming Authority						6.50%, 08/01/2020	3,716		3,948
	9.75%, 09/01/2021(d)	400		418
							6.50%, 10/01/2020	1,000		1,040
	WMG Acquisition Corp						ConvaTec Finance International SA
	6.00%, 01/15/2021(d)	1,361		1,429			8.25%, PIK 9.00%, 01/15/2019(d),(g)	1,085		1,119
				$33,412			ConvaTec Healthcare E SA
							10.50%, 12/15/2018(d)	1,930		2,186
	Environmental Control - 0.06%
	Casella Waste Systems Inc						DJO Finance LLC / DJO Finance Corp
	7.75%, 02/15/2019	915		924			7.75%, 04/15/2018	395		399
							9.88%, 04/15/2018	845		906
							Hologic Inc
Food	- 1.10%						6.25%, 08/01/2020	1,595		1,694
	ARAMARK Corp						Mallinckrodt International Finance SA
	5.75%, 03/15/2020(d)	1,085		1,137			3.50%, 04/15/2018(d)	136		136
	BI-LO LLC / BI-LO Finance Corp						4.75%, 04/15/2023(d)	310		299
	8.63%, PIK 9.38%, 09/15/2018(d),(g)	344		355						$12,276
	Bumble Bee Holdings Inc
	9.00%, 12/15/2017(d)	1,750		1,921			Healthcare - Services - 4.97%
	Hawk Acquisition Sub Inc						Acadia Healthcare Co Inc
	4.25%, 10/15/2020(d)	1,937		1,874			6.13%, 03/15/2021(d)	456		465
	Ingles Markets Inc						Amsurg Corp
	5.75%, 06/15/2023(d)	780		764			5.63%, 11/30/2020	1,075		1,080
	JBS USA LLC / JBS USA Finance Inc						CHS/Community Health Systems Inc
	7.25%, 06/01/2021(d)	910		935			5.13%, 08/15/2018	2,805		2,917
	7.25%, 06/01/2021(d)	79		81			7.13%, 07/15/2020	825		868
	8.25%, 02/01/2020(d)	1,018		1,092			8.00%, 11/15/2019	1,785		1,935
	Pilgrim's Pride Corp						DaVita HealthCare Partners Inc
	7.88%, 12/15/2018	1,925		2,103			5.75%, 08/15/2022	2,985		3,063
	Smithfield Foods Inc						6.38%, 11/01/2018	650		682
	7.75%, 07/01/2017	2,035		2,366			6.63%, 11/01/2020	1,165		1,242
	Sun Merger Sub Inc						Fresenius Medical Care US Finance II Inc
	5.25%, 08/01/2018(d)	170		178			5.63%, 07/31/2019(d)	599		641
							5.88%, 01/31/2022(d)	1,385		1,468

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Healthcare - Services (continued)					Home Builders (continued)
Fresenius Medical Care US Finance Inc					Taylor Morrison Communities Inc / Monarch
5.75%, 02/15/2021(d)	$905		$957		Communities Inc
6.50%, 09/15/2018(d)	3,020		3,390		5.25%, 04/15/2021(d)	$1,409		$1,374
HCA Holdings Inc					7.75%, 04/15/2020(d)	227		251
6.25%, 02/15/2021	1,850		1,942		WCI Communities Inc
HCA Inc					6.88%, 08/15/2021(d)	469		457
4.75%, 05/01/2023	570		549					$17,544
5.88%, 03/15/2022	1,519		1,599
5.88%, 05/01/2023	830		836		Insurance - 0.78%
6.38%, 01/15/2015	1,058		1,118		American International Group Inc
6.50%, 02/15/2020	2,525		2,809		8.18%, 05/15/2068	3,698		4,558
7.05%, 12/01/2027	465		455		Hartford Financial Services Group Inc
					8.13%, 06/15/2068(e)	610		714
7.50%, 02/15/2022	2,005		2,253
7.50%, 12/15/2023	1,285		1,369		Liberty Mutual Group Inc
					7.80%, 03/07/2087(d)	2,426		2,644
7.69%, 06/15/2025	1,430		1,505		10.75%, 06/15/2088(d),(e)	1,353		2,057
7.88%, 02/15/2020	1,460		1,584
8.00%, 10/01/2018	1,200		1,410		Onex USI Acquisition Corp
					7.75%, 01/15/2021(d)	1,091		1,113
8.50%, 04/15/2019	428		460
Health Management Associates Inc					Prudential Financial Inc
					5.63%, 06/15/2043(e)	788		785
6.13%, 04/15/2016	250		275
7.38%, 01/15/2020	251		280					$11,871
IASIS Healthcare LLC / IASIS Capital Corp					Internet - 0.26%
8.38%, 05/15/2019	5,710		6,053		CyrusOne LP / CyrusOne Finance Corp
MultiPlan Inc					6.38%, 11/15/2022	885		892
9.88%, 09/01/2018(d)	1,500		1,657		eAccess Ltd
National Mentor Holdings Inc					8.25%, 04/01/2018(d)	1,124		1,231
12.50%, 02/15/2018(d)	1,305		1,396		Equinix Inc
Tenet Healthcare Corp					7.00%, 07/15/2021	465		508
4.38%, 10/01/2021(d)	1,550		1,488		Zayo Group LLC / Zayo Capital Inc
4.50%, 04/01/2021	2,110		2,046		8.13%, 01/01/2020	150		164
4.75%, 06/01/2020	700		695		10.13%, 07/01/2020	1,045		1,207
6.00%, 10/01/2020(d)	2,743		2,901
								$4,002
6.25%, 11/01/2018	4,558		4,991
6.75%, 02/01/2020	1,815		1,879		Iron & Steel - 1.62%
8.00%, 08/01/2020	704		766		AK Steel Corp
8.13%, 04/01/2022(d)	6,140		6,724		8.75%, 12/01/2018	995		1,094
United Surgical Partners International Inc					APERAM
9.00%, 04/01/2020	4,210		4,715		7.75%, 04/01/2018(d)	1,050		1,066
Vanguard Health Holding Co II					ArcelorMittal
LLC/Vanguard Holding Co II Inc					5.00%, 02/25/2017(e)	1,500		1,584
7.75%, 02/01/2019	3,190		3,421		5.75%, 08/05/2020(e)	6,014		6,345
			$75,884		6.13%, 06/01/2018	1,390		1,508
					6.75%, 02/25/2022	3,390		3,687
Home Builders - 1.15%					7.50%, 10/15/2039	3,915		3,866
Brookfield Residential Properties Inc					10.35%, 06/01/2019(e)	2,545		3,219
6.50%, 12/15/2020(d)	785		809		Commercial Metals Co
Brookfield Residential Properties Inc /					6.50%, 07/15/2017	455		503
Brookfield Residential US Corp					7.35%, 08/15/2018	527		601
6.13%, 07/01/2022(d)	103		102		Steel Dynamics Inc
DR Horton Inc					6.13%, 08/15/2019	390		423
4.38%, 09/15/2022	930		881		6.38%, 08/15/2022	320		346
5.75%, 08/15/2023	2,870		2,978		7.63%, 03/15/2020	500		543
K Hovnanian Enterprises Inc								$24,785
6.25%, 01/15/2016	26		27
7.25%, 10/15/2020(d)	340		362		Leisure Products & Services - 0.09%
9.13%, 11/15/2020(d)	265		289		MISA Investments Ltd
11.88%, 10/15/2015	475		547		8.63%, 08/15/2018(d)	340		352
Lennar Corp					Sabre Inc
4.75%, 12/15/2017	3,310		3,475		8.50%, 05/15/2019(d)	450		495
4.75%, 11/15/2022(e)	755		715		Viking Cruises Ltd
6.95%, 06/01/2018	515		575		8.50%, 10/15/2022(d)	500		560
12.25%, 06/01/2017	310		403					$1,407
M/I Homes Inc					Lodging - 1.52%
8.63%, 11/15/2018	677		735		Caesars Entertainment Operating Co Inc
Ryland Group Inc/The					8.50%, 02/15/2020	1,325		1,224
5.38%, 10/01/2022	1,575		1,528		9.00%, 02/15/2020	450		422
Standard Pacific Corp					11.25%, 06/01/2017	500		499
8.38%, 05/15/2018	190		220
8.38%, 01/15/2021	985		1,131
10.75%, 09/15/2016	566		685

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Lodging (continued)					Media (continued)
	Caesars Entertainment Resort Properties LLC /					Clear Channel Worldwide Holdings Inc
	Caesars Entertainment Resort Properties					6.50%, 11/15/2022	$1,263		$1,314
	8.00%, 10/01/2020(d)	$1,900		$1,905		6.50%, 11/15/2022	4,682		4,916
	CityCenter Holdings LLC / CityCenter					7.63%, 03/15/2020	5,731		6,118
	Finance Corp					7.63%, 03/15/2020	150		159
	10.75%, PIK 11.50%, 01/15/2017(g)	650		697		CSC Holdings LLC
	Felcor Lodging LP					7.63%, 07/15/2018	1,165		1,343
	6.75%, 06/01/2019	525		559		8.63%, 02/15/2019	155		183
	Hilton Worldwide Finance LLC / Hilton					Cumulus Media Holdings Inc
	Worldwide Finance Corp					7.75%, 05/01/2019	4,040		4,262
	5.63%, 10/15/2021(d)	710		729		DISH DBS Corp
	MGM Resorts International					4.25%, 04/01/2018	6,232		6,325
	6.75%, 10/01/2020	1,000		1,090		5.00%, 03/15/2023	2,580		2,468
	7.63%, 01/15/2017	1,215		1,382		5.13%, 05/01/2020	2,222		2,250
	7.75%, 03/15/2022	1,600		1,812		5.88%, 07/15/2022	2,519		2,579
	8.63%, 02/01/2019	340		399		6.75%, 06/01/2021	8,270		8,953
	10.00%, 11/01/2016	1,730		2,093		7.88%, 09/01/2019	587		682
	Seminole Hard Rock Entertainment Inc /					Gannett Co Inc
	Seminole Hard Rock International LLC					5.13%, 10/15/2019(d)	4,575		4,735
	5.88%, 05/15/2021(d)	705		691		5.13%, 07/15/2020(d)	2,461		2,516
	Station Casinos LLC					6.38%, 10/15/2023(d)	715		754
	7.50%, 03/01/2021	4,115		4,413		7.13%, 09/01/2018	4,780		5,138
	Studio City Finance Ltd					9.38%, 11/15/2017	855		899
	8.50%, 12/01/2020(d)	1,425		1,575		Gray Television Inc
	Wynn Las Vegas LLC / Wynn Las Vegas					7.50%, 10/01/2020(d)	535		560
	Capital Corp					Liberty Interactive LLC
	7.75%, 08/15/2020	3,281		3,699		8.25%, 02/01/2030	750		799
				$23,189		McGraw-Hill Global Education Holdings LLC
						/ McGraw-Hill Global Education Finance
	Machinery - Construction & Mining - 0.14%					9.75%, 04/01/2021(d)	386		417
	Terex Corp					Mediacom LLC / Mediacom Capital Corp
	6.00%, 05/15/2021	1,105		1,155		9.13%, 08/15/2019	805		877
	6.50%, 04/01/2020	950		1,016		Nexstar Broadcasting Inc
				$2,171		6.88%, 11/15/2020(d)	695		726
	Machinery - Diversified - 0.51%					Quebecor Media Inc
	Case New Holland Inc					5.75%, 01/15/2023	590		571
	7.88%, 12/01/2017	3,580		4,238		Quebecor World PLC
	Columbus McKinnon Corp/NY					0.00%, 11/15/2013(a),(b),(c)	1,075		11
	7.88%, 02/01/2019	750		805		0.00%, 01/15/2015(a),(b),(c)	480		5
	Gardner Denver Inc					0.00%, 08/01/2027(a),(b),(c)	830		8
	6.88%, 08/15/2021(d)	467		475		Sinclair Television Group Inc
	Liberty Tire Recycling LLC					5.38%, 04/01/2021	691		675
	11.00%, 10/01/2016(d)	298		304		6.13%, 10/01/2022	630		642
	Manitowoc Co Inc/The					6.38%, 11/01/2021(d)	375		386
	8.50%, 11/01/2020	1,675		1,901		Sirius XM Radio Inc
				$7,723		4.25%, 05/15/2020(d)	550		525
						4.63%, 05/15/2023(d)	1,050		963
Media	- 6.89%					5.75%, 08/01/2021(d)	2,005		2,045
	AMC Networks Inc					Unitymedia Hessen GmbH & Co KG /
	4.75%, 12/15/2022	2,955		2,859		Unitymedia NRW GmbH
	7.75%, 07/15/2021	1,482		1,667		5.50%, 01/15/2023(d)	795		785
	Cablevision Systems Corp					Univision Communications Inc
	5.88%, 09/15/2022	564		565		5.13%, 05/15/2023(d)	200		198
	8.00%, 04/15/2020	1,480		1,680		6.75%, 09/15/2022(d)	2,750		2,998
	CCO Holdings LLC / CCO Holdings Capital					6.88%, 05/15/2019(d)	2,450		2,640
	Corp					7.88%, 11/01/2020(d)	2,000		2,220
	5.13%, 02/15/2023	229		213		8.50%, 05/15/2021(d)	925		1,024
	5.25%, 03/15/2021(d)	2,076		2,004					$105,219
	5.25%, 09/30/2022	660		620
	5.75%, 09/01/2023(d)	360		342		Mining - 0.99%
	5.75%, 01/15/2024	275		261		Aleris International Inc
	6.50%, 04/30/2021	2,524		2,625		7.63%, 02/15/2018	356		377
	8.13%, 04/30/2020	3,380		3,701		7.88%, 11/01/2020	545		578
	Cequel Communications Holdings I LLC /					Coeur Mining Inc
	Cequel Capital Corp					7.88%, 02/01/2021(d)	1,065		1,089
	5.13%, 12/15/2021(d)	1,925		1,868		FMG Resources August 2006 Pty Ltd
	6.38%, 09/15/2020(d)	4,204		4,361		6.00%, 04/01/2017(d)	268		280
	Clear Channel Communications Inc					6.38%, 02/01/2016(d)	370		386
	9.00%, 12/15/2019	1,630		1,654		6.88%, 02/01/2018(d)	1,033		1,095
	11.25%, 03/01/2021	5,709		6,130		6.88%, 04/01/2022(d)	863		917

See accompanying notes

Schedule of Investments High Yield Fund I

October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Mining (continued)					Oil & Gas (continued)
FMG Resources August 2006 Pty Ltd					Concho Resources Inc
(continued)					5.50%, 04/01/2023	$3,410		$3,537
7.00%, 11/01/2015(d)	$1,485		$1,541		6.50%, 01/15/2022	1,165		1,273
8.25%, 11/01/2019(d)	1,965		2,181		7.00%, 01/15/2021	975		1,087
FQM Akubra Inc					Continental Resources Inc/OK
7.50%, 06/01/2021(d)	380		403		7.13%, 04/01/2021	675		756
8.75%, 06/01/2020(d)	975		1,077		7.38%, 10/01/2020	875		975
Hecla Mining Co					Denbury Resources Inc
6.88%, 05/01/2021(d)	1,252		1,227		8.25%, 02/15/2020	890		979
New Gold Inc					Diamondback Energy Inc
6.25%, 11/15/2022(d)	1,000		985		7.63%, 10/01/2021(d)	474		495
Novelis Inc/GA					Energy XXI Gulf Coast Inc
8.75%, 12/15/2020	1,750		1,947		7.50%, 12/15/2021(d)	1,287		1,345
Prince Mineral Holding Corp					EP Energy LLC / EP Energy Finance Inc
11.50%, 12/15/2019(d)	325		361		9.38%, 05/01/2020	10,874		12,559
Taseko Mines Ltd					EP Energy LLC / Everest Acquisition Finance
7.75%, 04/15/2019	710		708		Inc
			$15,152		6.88%, 05/01/2019	330		355
					7.75%, 09/01/2022	1,962		2,207
Miscellaneous Manufacturing - 0.42%					EPE Holdings LLC / EP Energy Bond Co Inc
Bombardier Inc					8.13%, PIK 8.88%, 12/15/2017(d),(g)	869		910
6.13%, 01/15/2023(d)	2,023		2,049
					EXCO Resources Inc
JB Poindexter & Co Inc					7.50%, 09/15/2018	6,500		6,289
9.00%, 04/01/2022(d)	1,299		1,377
					Halcon Resources Corp
JM Huber Corp					9.25%, 02/15/2022(d)	680		721
9.88%, 11/01/2019(d)	435		496
					Hilcorp Energy I LP / Hilcorp Finance Co
LSB Industries Inc					7.63%, 04/15/2021(d)	1,331		1,444
7.75%, 08/01/2019(d)	1,342		1,419
					8.00%, 02/15/2020(d)	1,150		1,248
Trinseo Materials Operating SCA / Trinseo					Linn Energy LLC / Linn Energy Finance
Materials Finance Inc					Corp
8.75%, 02/01/2019(d)	1,103		1,100
					7.00%, 11/01/2019(d),(e)	4,670		4,658
			$6,441		7.75%, 02/01/2021	2,905		2,999
Office & Business Equipment - 0.07%					8.63%, 04/15/2020	6,065		6,459
CDW LLC / CDW Finance Corp					MEG Energy Corp
8.50%, 04/01/2019	900		997		6.50%, 03/15/2021(d)	700		731
					7.00%, 03/31/2024(d)	500		511
					Newfield Exploration Co
Oil & Gas - 9.39%					5.63%, 07/01/2024	2,574		2,625
Alta Mesa Holdings LP / Alta Mesa Finance					5.75%, 01/30/2022	7,340		7,707
Services Corp					6.88%, 02/01/2020	500		535
9.63%, 10/15/2018	492		524		7.13%, 05/15/2018	300		311
Antero Resources Finance Corp					Oasis Petroleum Inc
5.38%, 11/01/2021(d),(f)	1,320		1,341		6.88%, 03/15/2022(d)	800		864
6.00%, 12/01/2020	1,587		1,674		Ocean Rig UDW Inc
Bill Barrett Corp					9.50%, 04/27/2016(d)	1,100		1,169
7.00%, 10/15/2022	1,475		1,482		Parker Drilling Co
7.63%, 10/01/2019	725		765		7.50%, 08/01/2020(d)	519		540
Bluewater Holding BV					Plains Exploration & Production Co
3.24%, 07/17/2014(e)	1,000		993
					6.50%, 11/15/2020	825		909
Calumet Specialty Products Partners					6.75%, 02/01/2022	1,250		1,375
LP/Calumet Finance Corp					6.88%, 02/15/2023	825		914
9.38%, 05/01/2019	166		184		Precision Drilling Corp
9.63%, 08/01/2020	712		798		6.50%, 12/15/2021	435		463
Chesapeake Energy Corp					6.63%, 11/15/2020	740		788
3.25%, 03/15/2016	254		257		QEP Resources Inc
5.38%, 06/15/2021	640		666		5.25%, 05/01/2023	409		394
5.75%, 03/15/2023	1,465		1,552		5.38%, 10/01/2022	1,875		1,833
6.13%, 02/15/2021	1,962		2,143		6.88%, 03/01/2021	1,375		1,471
6.50%, 08/15/2017	2,200		2,464		Range Resources Corp
6.63%, 08/15/2020	2,160		2,436		5.75%, 06/01/2021	2,755		2,934
Chesapeake Oilfield Operating LLC /					Rosetta Resources Inc
Chesapeake Oilfield Finance Inc					5.63%, 05/01/2021	3,110		3,141
6.63%, 11/15/2019	575		602		Sabine Oil & Gas LLC / Sabine Oil & Gas
Cimarex Energy Co					Finance Corp
5.88%, 05/01/2022	2,452		2,612		9.75%, 02/15/2017	775		790
Citgo Petroleum Corp					Samson Investment Co
11.50%, 07/01/2017(d)	825		907		9.75%, 02/15/2020(d)	2,160		2,333
Comstock Resources Inc					SandRidge Energy Inc
7.75%, 04/01/2019	550		575		7.50%, 03/15/2021	4,785		5,073
9.50%, 06/15/2020	1,201		1,333

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2013

		Principal					Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Oil & Gas (continued)						Packaging & Containers (continued)
SandRidge Energy Inc	(continued)					Berry Plastics Corp
7.50%, 02/15/2023		$1,285		$1,333		9.50%, 05/15/2018	$726		$788
8.13%, 10/15/2022		4,950		5,272		9.75%, 01/15/2021	11,405		13,400
Seadrill Ltd						Constar International
5.63%, 09/15/2017(d)		357		369		11.00%, PIK 10.12%, 12/31/2017(b),(c),(e),(g)	845		127
6.13%, 09/15/2020(d)		1,500		1,508		Crown Americas LLC / Crown Americas
6.50%, 10/05/2015		500		524		Capital Corp IV
SM Energy Co						4.50%, 01/15/2023(d)	837		785
5.00%, 01/15/2024(d)		680		665		Graphic Packaging International Inc
6.50%, 11/15/2021		1,670		1,812		4.75%, 04/15/2021	714		705
6.50%, 01/01/2023		250		267		Owens-Brockway Glass Container Inc
6.63%, 02/15/2019		1,433		1,526		7.38%, 05/15/2016	1,685		1,898
Stone Energy Corp						Sealed Air Corp
7.50%, 11/15/2022		1,118		1,193		5.25%, 04/01/2023(d)	367		360
Summit Midstream Holdings LLC / Summit						6.50%, 12/01/2020(d)	500		543
Midstream Finance Corp						8.13%, 09/15/2019(d)	750		846
7.50%, 07/01/2021(d)		337		355		8.38%, 09/15/2021(d)	575		658
Swift Energy Co									$24,791
7.13%, 06/01/2017		750		765
7.88%, 03/01/2022		1,265		1,268		Pharmaceuticals - 1.76%
Talos Production LLC / Talos Production						Endo Health Solutions Inc
Finance Inc						7.00%, 07/15/2019	1,560		1,665
9.75%, 02/15/2018(d)		656		663		7.00%, 12/15/2020	207		221
Unit Corp						Omnicare Inc
6.63%, 05/15/2021		2,750		2,874		7.75%, 06/01/2020	200		222
W&T Offshore Inc						Valeant Pharmaceuticals International
						6.38%, 10/15/2020(d)	12,930		13,802
8.50%, 06/15/2019		2,179		2,348		6.50%, 07/15/2016(d)	1,000		1,035
Western Refining Inc						6.75%, 10/01/2017(d)	1,310		1,409
6.25%, 04/01/2021		328		329		6.75%, 08/15/2018(d)	2,439		2,670
Whiting Petroleum Corp						6.75%, 08/15/2021(d)	600		639
5.00%, 03/15/2019		2,940		3,058		6.88%, 12/01/2018(d)	2,485		2,656
WPX Energy Inc						7.00%, 10/01/2020(d)	250		269
5.25%, 01/15/2017		1,250		1,334		7.25%, 07/15/2022(d)	875		952
6.00%, 01/15/2022		4,773		5,012		7.50%, 07/15/2021(d)	1,208		1,341
				$143,490
									$26,881
Oil & Gas Services - 0.73%
Basic Energy Services Inc						Pipelines - 2.18%
7.75%, 02/15/2019		150		156		Access Midstream Partners LP / ACMP
7.75%, 10/15/2022		1,004		1,014		Finance Corp
Hiland Partners LP / Hiland Partners Finance						4.88%, 05/15/2023	3,742		3,724
Corp						5.88%, 04/15/2021	1,168		1,252
7.25%, 10/01/2020(d)		1,790		1,906		6.13%, 07/15/2022	2,559		2,744
Key Energy Services Inc						Atlas Pipeline Partners LP / Atlas Pipeline
6.75%, 03/01/2021		2,534		2,578		Finance Corp
						4.75%, 11/15/2021(d)	775		729
Oil States International Inc						5.88%, 08/01/2023(d)	729		716
5.13%, 01/15/2023(d)		295		328
6.50%, 06/01/2019		1,550		1,651		Crestwood Midstream Partners LP / Crestwood
Petroleum Geo-Services ASA						Midstream Finance Corp
						6.13%, 03/01/2022(d),(f)	727		743
7.38%, 12/15/2018(d)		1,023		1,095
Sea Trucks Group						El Paso LLC
9.00%, 03/26/2018(d)		900		850		7.80%, 08/01/2031	2,050		2,116
Trinidad Drilling Ltd						Energy Transfer Equity LP
7.88%, 01/15/2019(d)		1,525		1,632		7.50%, 10/15/2020	1,765		2,039
				$11,210		Genesis Energy LP / Genesis Energy Finance
						Corp
Packaging & Containers - 1.62%						5.75%, 02/15/2021	725		736
Ardagh Packaging Finance PLC						7.88%, 12/15/2018	625		673
7.38%, 10/15/2017(d)		1,250		1,344		Holly Energy Partners LP / Holly Energy
9.13%, 10/15/2020(d)		641		691		Finance Corp
Ardagh Packaging Finance PLC / Ardagh MP						8.25%, 03/15/2018(b)	500		530
Holdings USA Inc						MarkWest Energy Partners LP / MarkWest
4.88%, 11/15/2022(d)		200		196		Energy Finance Corp
7.00%, 11/15/2020(d)		775		771		4.50%, 07/15/2023	3,624		3,516
9.13%, 10/15/2020(d)		197		211		5.50%, 02/15/2023	1,500		1,553
Ball Corp						6.25%, 06/15/2022	569		617
4.00%, 11/15/2023		600		553		6.75%, 11/01/2020	865		947
5.00%, 03/15/2022		335		337		Regency Energy Partners LP / Regency Energy
5.75%, 05/15/2021		290		306		Finance Corp
6.75%, 09/15/2020		250		272		4.50%, 11/01/2023(d)	720		666

See accompanying notes

Schedule of Investments High Yield Fund I

October 31, 2013

		Principal					Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

	Pipelines (continued)					Retail (continued)
	Regency Energy Partners LP / Regency Energy					New Look Bondco I PLC
	Finance Corp (continued)					8.75%, 05/14/2018(d)	GBP	349		$591
	5.50%, 04/15/2023	$1,675		$1,671		Party City Holdings Inc
	6.50%, 07/15/2021	1,250		1,341		8.88%, 08/01/2020(d)		$1,380		1,508
	6.88%, 12/01/2018	2,565		2,770		PC Nextco Holdings LLC / PC Nextco Finance
	Sabine Pass Liquefaction LLC					Inc
	5.63%, 02/01/2021(d)	411		415		8.75%, PIK 9.50%, 08/15/2019(d),(g)		517		534
	5.63%, 04/15/2023(d)	984		964		Radio Systems Corp
	SemGroup LP					8.38%, 11/01/2019(d)		1,212		1,339
	7.50%, 06/15/2021(d)	484		507		Real Mex Restaurants Inc
	Targa Resources Partners LP / Targa					19.00%, PIK 7.83%, 03/21/2016(b),(c),(g)		329		183
	Resources Partners Finance Corp					18.00%, 03/21/2016(b),(c)		37		37
	6.38%, 08/01/2022	800		852		11.00%, PIK 0.65%, 03/21/2016(b),(c),(g)		180		180
	6.88%, 02/01/2021	250		269		Rite Aid Corp
	Tesoro Logistics LP / Tesoro Logistics Finance					6.75%, 06/15/2021		750		793
	Corp					8.00%, 08/15/2020		4,243		4,757
	5.88%, 10/01/2020	473		484		9.25%, 03/15/2020		1,430		1,652
	6.13%, 10/15/2021	775		802		10.25%, 10/15/2019		740		832
				$33,376		Sally Holdings LLC / Sally Capital Inc
						5.50%, 11/01/2023		742		749
	Real Estate - 0.15%					Sears Holdings Corp
	Mattamy Group Corp					6.63%, 10/15/2018		9,478		8,934
	6.50%, 11/15/2020(d)	611		603
						Serta Simmons Holdings LLC
	Realogy Group LLC					8.13%, 10/01/2020(d)		452		481
	7.63%, 01/15/2020(d)	1,460		1,628
						Suburban Propane Partners LP/Suburban
				$2,231		Energy Finance Corp
REITS	- 0.46%					7.38%, 08/01/2021		797		859
	DuPont Fabros Technology LP					7.50%, 10/01/2018		2,652		2,848
	5.88%, 09/15/2021(d)	617		632		Tops Holding Corp / Tops Markets LLC
	Omega Healthcare Investors Inc					8.88%, 12/15/2017(d)		1,000		1,100
	6.75%, 10/15/2022	2,840		3,110		Tops Holding II Corp
	7.50%, 02/15/2020	2,975		3,258		8.75%, PIK 9.50%, 06/15/2018(d),(g)		310		321
						Wok Acquisition Corp
				$7,000		10.25%, 06/30/2020 (d)		675		734
	Retail - 4.21%									$64,287
	AmeriGas Finance LLC/AmeriGas Finance
	Corp					Semiconductors - 0.75%
	6.75%, 05/20/2020	3,250		3,543		Advanced Micro Devices Inc
	7.00%, 05/20/2022	4,238		4,577		7.75%, 08/01/2020		705		705
	AmeriGas Partners LP/AmeriGas Finance					Amkor Technology Inc
	Corp					6.38%, 10/01/2022		2,996		2,951
	6.25%, 08/20/2019	1,125		1,204		6.63%, 06/01/2021		206		206
	Chinos Intermediate Holdings A Inc					7.38%, 05/01/2018		175		185
	7.75%, PIK 8.50%, 05/01/2019(d),(f),(g)	337		339		Freescale Semiconductor Inc
	Claire's Stores Inc					5.00%, 05/15/2021(d)		205		199
	8.88%, 03/15/2019	4,322		4,700		6.00%, 01/15/2022(d),(f)		1,814		1,834
	9.00%, 03/15/2019(d)	2,250		2,514		8.05%, 02/01/2020		2,367		2,551
	CST Brands Inc					9.25%, 04/15/2018(d)		1,991		2,153
	5.00%, 05/01/2023(d)	1,535		1,485		NXP BV / NXP Funding LLC
	Ferrellgas LP / Ferrellgas Finance Corp					3.50%, 09/15/2016(d)		200		205
	6.50%, 05/01/2021	1,763		1,785		5.75%, 02/15/2021(d)		297		310
	6.75%, 01/15/2022(d),(f)	3,110		3,172		5.75%, 03/15/2023(d)		232		239
	9.13%, 10/01/2017	2,600		2,732						$11,538
	Gymboree Corp/The					Software - 2.35%
	9.13%, 12/01/2018	500		484		Activision Blizzard Inc
	L Brands Inc					5.63%, 09/15/2021(d)		1,990		2,060
	5.63%, 10/15/2023	2,220		2,270		6.13%, 09/15/2023(d)		610		637
	8.50%, 06/15/2019	1,500		1,806		Audatex North America Inc
	Michaels FinCo Holdings LLC / Michaels					6.00%, 06/15/2021(d)		807		833
	FinCo Inc					6.13%, 11/01/2023(d),(f)		96		97
	7.50%, PIK 8.25%, 08/01/2018(d),(g)	1,670		1,724
						First Data Corp
	Neebo Inc					6.75%, 11/01/2020(d)		1,687		1,786
	15.00%, 06/30/2016(d)	328		342
						7.38%, 06/15/2019(d)		2,300		2,475
	Neiman Marcus Group Inc/The					8.25%, 01/15/2021(d)		2,248		2,394
	8.00%, 10/15/2021(d)	1,029		1,053
						8.75%, PIK 10.00%, 01/15/2022(d),(g)		1,145		1,222
	New Albertsons Inc					11.75%, 08/15/2021(d)		2,935		2,986
	7.45%, 08/01/2029	930		758		12.63%, 01/15/2021		7,012		8,091
	7.75%, 06/15/2026	600		501		10.63%, 06/15/2021(d)		3,480		3,737
	8.00%, 05/01/2031	973		803		11.25%, 01/15/2021(d)		3,507		3,854
	8.70%, 05/01/2030	72		63

See accompanying notes

Schedule of Investments High Yield Fund I

October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Software (continued)					Telecommunications (continued)
Healthcare Technology Intermediate Inc					Level 3 Financing Inc (continued)
7.38%, PIK 8.13%, 09/01/2018(d),(g)	$1,565		$1,618		9.38%, 04/01/2019	$5,000		$5,588
IMS Health Inc					10.00%, 02/01/2018	3,753		4,011
6.00%, 11/01/2020(d)	823		856		MetroPCS Wireless Inc
Nuance Communications Inc					6.25%, 04/01/2021(d)	2,445		2,558
5.38%, 08/15/2020(d)	518		514		6.63%, 11/15/2020	1,346		1,423
Sophia LP / Sophia Finance Inc					6.63%, 04/01/2023(d)	1,424		1,490
9.75%, 01/15/2019(d)	2,555		2,785		NII Capital Corp
			$35,945		7.63%, 04/01/2021	819		475
					8.88%, 12/15/2019	1,445		903
Telecommunications - 11.60%					NII International Telecom SCA
Alcatel-Lucent USA Inc					7.88%, 08/15/2019(d)	236		205
6.45%, 03/15/2029	742		653		11.38%, 08/15/2019(d)	810		770
8.88%, 01/01/2020(d)	306		331
					Nokia OYJ
Altice Financing SA					5.38%, 05/15/2019	617		636
7.88%, 12/15/2019(d)	262		284
					6.63%, 05/15/2039	216		213
Altice Finco SA					Qwest Capital Funding Inc
9.88%, 12/15/2020(d)	200		224
					7.75%, 02/15/2031	1,220		1,171
Avaya Inc					Qwest Communications International Inc
7.00%, 04/01/2019(d)	480		458
9.00%, 04/01/2019(d)	900		905		7.13%, 04/01/2018	1,174		1,218
10.50%, 03/01/2021(d)	708		616		Qwest Corp
					6.88%, 09/15/2033	4,206		4,080
CenturyLink Inc					7.25%, 09/15/2025	310		331
6.45%, 06/15/2021	4,080		4,243		SBA Telecommunications Inc
Cincinnati Bell Inc					5.75%, 07/15/2020	1,280		1,331
8.38%, 10/15/2020	346		369		SoftBank Corp
8.75%, 03/15/2018	292		310		4.50%, 04/15/2020(d)	1,488		1,473
Citizens Communications Co					Sprint Capital Corp
7.13%, 03/15/2019	340		371		6.88%, 11/15/2028	3,430		3,259
Clearwire Communications LLC/Clearwire					8.75%, 03/15/2032	4,408		4,771
Finance Inc					Sprint Communications Inc
14.75%, 12/01/2016(d)	1,240		1,699
12.00%, 12/01/2015(d)	767		795		6.00%, 12/01/2016	3,475		3,757
					6.00%, 11/15/2022	1,500		1,478
Cricket Communications Inc					7.00%, 03/01/2020(d)	884		981
7.75%, 10/15/2020	1,905		2,177		7.00%, 08/15/2020	3,770		4,043
Crown Castle International Corp					9.00%, 11/15/2018(d)	3,261		3,954
5.25%, 01/15/2023	1,056		1,045		11.50%, 11/15/2021	374		487
Embarq Corp					Sprint Corp
8.00%, 06/01/2036	2,606		2,655		7.25%, 09/15/2021(d)	8,862		9,549
Frontier Communications Corp					7.88%, 09/15/2023(d)	3,674		3,987
7.13%, 01/15/2023	248		257		Syniverse Holdings Inc
7.63%, 04/15/2024	1,208		1,275		9.13%, 01/15/2019	1,030		1,115
8.25%, 05/01/2014	2		2		T-Mobile USA Inc
8.50%, 04/15/2020	210		240		5.25%, 09/01/2018(d)	467		485
8.75%, 04/15/2022	220		251		6.46%, 04/28/2019	3,568		3,782
9.00%, 08/15/2031	4,608		4,769		6.54%, 04/28/2020	3,470		3,678
9.25%, 07/01/2021	500		589		6.63%, 04/28/2021	3,690		3,902
Goodman Networks Inc					6.73%, 04/28/2022	4,336		4,580
13.12%, 07/01/2018(d),(e)	960		1,013
12.13%, 07/01/2018(d)	403		425		6.84%, 04/28/2023	1,490		1,575
					tw telecom holdings inc
Hughes Satellite Systems Corp					5.38%, 10/01/2022(d)	4,360		4,349
6.50%, 06/15/2019	1,735		1,861		6.38%, 09/01/2023(d)	285		296
Intelsat Jackson Holdings SA					UPC Holding BV
5.50%, 08/01/2023(d)	4,440		4,284
					9.88%, 04/15/2018(d)	545		590
6.63%, 12/15/2022(d)	1,400		1,428
6.63%, 12/15/2022(d)	1,230		1,255		UPCB Finance III Ltd
					6.63%, 07/01/2020(d)	2,285		2,439
7.25%, 10/15/2020	1,570		1,703		UPCB Finance V Ltd
7.50%, 04/01/2021	650		709		7.25%, 11/15/2021(d)	250		274
8.50%, 11/01/2019	2,490		2,733		UPCB Finance VI Ltd
Intelsat Luxembourg SA					6.88%, 01/15/2022(d)	1,140		1,228
7.75%, 06/01/2021(d)	4,061		4,284
8.13%, 06/01/2023(d)	2,844		3,007		Vimpel Communications Via VIP Finance
					Ireland Ltd OJSC
Level 3 Communications Inc					7.75%, 02/02/2021(d)	900		986
8.88%, 06/01/2019	1,135		1,239		VimpelCom Holdings BV
11.88%, 02/01/2019	2,310		2,680		4.25%, 06/29/2014(d),(e)	500		503
Level 3 Financing Inc					5.20%, 02/13/2019(d)	200		200
6.13%, 01/15/2021(d),(f)	2,175		2,213
					7.50%, 03/01/2022(d)	750		804
7.00%, 06/01/2020	350		373		Virgin Media Finance PLC
8.13%, 07/01/2019	2,105		2,321		8.38%, 10/15/2019	444		485
8.63%, 07/15/2020	2,475		2,803

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2013

	Principal					SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		(continued)	Amount (000's)	Value	(000	's)

Telecommunications (continued)						Aerospace & Defense - 0.04%
Virgin Media Secured Finance PLC						Ducommun Inc, Term Loan B1
5.38%, 04/15/2021(d)	$1,556		$1,563			4.75%, 06/30/2017(e)	$627		$632
6.50%, 01/15/2018	1,070		1,113
Wind Acquisition Finance SA
6.50%, 04/30/2020(d)	499		514			Automobile Manufacturers - 0.17%
7.25%, 02/15/2018(d)	850		895			Chrysler Group LLC, Term Loan B
						4.25%, 05/24/2017(e)	1,252		1,262
11.75%, 07/15/2017(d)	1,075		1,142
						Navistar Inc, Term Loan B
Wind Acquisition Holdings Finance SA						5.75%, 08/16/2017(e)	852		868
12.25%, PIK 12.25%, 07/15/2017(d),(g)	279		283
						Wabash National Corp, Term Loan B
Windstream Corp						4.50%, 05/04/2019(e)	437		438
6.38%, 08/01/2023	1,220		1,183
7.50%, 06/01/2022	1,495		1,566						$2,568
7.75%, 10/15/2020	1,100		1,179			Automobile Parts & Equipment - 0.09%
7.75%, 10/01/2021	1,450		1,548			Remy International Inc, Term Loan B
7.75%, 10/01/2021(d)	4,015		4,286			4.25%, 02/28/2020(e)	1,424		1,429
7.88%, 11/01/2017	6,515		7,452
8.13%, 09/01/2018	275		298
			$177,284			Chemicals - 0.18%
						AZ Chem US Inc, Term Loan B
Transportation - 0.38%						5.25%, 12/19/2017(e)	318		321
Martin Midstream Partners LP / Martin						OCI Beaumont LLC, Term Loan B2
Midstream Finance Corp						6.25%, 08/13/2019(e)	215		217
7.25%, 02/15/2021	543		554			Tronox Pigments BV, Term Loan B
Navigator Holdings Ltd						4.50%, 02/08/2018(e)	128		129
9.00%, 12/18/2017(d)	200		211			4.50%, 03/13/2020(e)	145		146
Navios Maritime Acquisition Corp / Navios						US Coatings Acquisition Inc, Term Loan B2
Acquisition Finance US Inc						4.75%, 01/18/2020(e)	1,090		1,100
8.13%, 11/15/2021(d),(f)	395		399			4.75%, 02/01/2020(e)	779		787
Navios South American Logistics Inc / Navios									$2,700
Logistics Finance US Inc
9.25%, 04/15/2019	1,429		1,547		Coal	- 0.19%
syncreon Group BV / syncreon Global Finance						Arch Coal Inc, Term Loan
						5.75%, 05/14/2018(e)	876		849
US Inc
8.63%, 11/01/2021(d)	292		296			Peabody Energy Corp, Term Loan B
						0.00%, 09/20/2020(e),(h)	2,106		2,099
Teekay Corp
8.50%, 01/15/2020	669		728						$2,948
Ultrapetrol Bahamas Ltd						Commercial Services - 0.09%
8.88%, 06/15/2021(d)	1,375		1,471			Ceridian Corp, Term Loan B
8.88%, 06/15/2021(d)	84		89			4.42%, 05/31/2017(e)	217		219
Watco Cos LLC / Watco Finance Corp						Harland Clarke Holdings Corp, Term Loan B
6.38%, 04/01/2023(d)	469		464			5.42%, 04/01/2014(e)	195		196
			$5,759			5.42%, 04/01/2014(e)	82		82
TOTAL BONDS			$1,320,792			5.42%, 06/27/2014(e)	376		376
	Principal					Sourcehov LLC, Term Loan
CONVERTIBLE BONDS - 0.05%	Amount (000's)	Value	(000	's)		8.75%, 04/30/2019(e)	231		233
						St George's University, Term Loan
Diversified Financial Services - 0.05%						8.50%, 12/14/2017(e)	229		230
Somerset Cayuga Holding Co Inc
20.00%, PIK 20.00%, 06/15/2017(b),(d),(g)	333		766						$1,336
						Computers - 0.02%
Retail - 0.00%						CDW LLC, Term Loan B
						3.50%, 04/30/2020(e)	299		297
Real Mex Restaurants Inc
1.12%, PIK 1.12%, 03/21/2018(b),(c),(g)	155		—
						Consumer Products - 0.10%
TOTAL CONVERTIBLE BONDS			$766			Dell International LLC, Term Loan B
SENIOR FLOATING RATE INTERESTS -	Principal					4.50%, 03/24/2020(e)	1,595		1,585
7.74%	Amount (000's)	Value	(000	's)

Advertising - 0.26%						Diversified Financial Services - 0.06%
inVentiv Health Inc, Term Loan B						Walter Investment Management Corp, Term
7.50%, 08/04/2016(e)	$983		$967			Loan B
RH Donnelley Inc, Term Loan						5.75%, 11/15/2017(e)	820		827
9.75%, 10/24/2014(e)	469		337
9.75%, 10/24/2014(e)	521		374
						Electric - 0.33%
Vertis Inc, Term Loan EXIT
0.00%, 12/31/2015 (a),(b),(e)	1,359		24			Texas Competitive Electric Holdings Co LLC,
						Term Loan EXT
Visant Corp, Term Loan						4.67%, 10/10/2017(e)	2,847		1,896
5.25%, 12/22/2016(e)	2,378		2,332
						4.77%, 10/10/2017(e)	1,392		927
			$4,034

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2013

	SENIOR FLOATING RATE INTERESTS	Principal			SENIOR FLOATING RATE INTERESTS	Principal
	(continued)	Amount (000's) Value (000's)			(continued)	Amount (000's) Value (000's)

	Electric (continued)				Media (continued)
	Texas Competitive Electric Holdings Co LLC,				Clear Channel Communications Inc, Term
	Term Loan NONEXT				Loan B
	3.67%, 10/10/2014(e)	$2,275	$1,531		3.83%, 01/29/2016(e)	$2,420	$2,346
	3.77%, 10/10/2014(e)	1,114	749		Clear Channel Communications Inc, Term
			$5,103	Loan B	-NEW
					3.82%, 01/29/2016(e)	3,744	3,629
	Entertainment - 0.79%				Clear Channel Communications Inc, Term
	American Casino & Entertainment Properties			Loan D	-EXT
	LLC, REV				6.93%, 01/23/2019(e)	1,772	1,684
	11.25%, 07/02/2018(e)	380	380
					Hubbard Broadcasting Inc, Term Loan B
	American Casino & Entertainment Properties				4.50%, 04/29/2019(e)	423	426
	LLC, Term Loan B				McGraw-Hill Global Education Holdings
	6.00%, 07/02/2019(e)	574	579
					LLC, Term Loan
	Graton Economic Development Authority,				9.00%, 03/18/2019(e)	446	453
	Term Loan B				Radio One Inc, Term Loan B
	9.00%, 08/14/2018(e)	2,999	3,149
					7.50%, 03/25/2016(e)	1,558	1,592
	9.00%, 08/14/2018(e)	325	341
					Univision Communications Inc, Term Loan
	Intrawest ULC, Term Loan				C1
	7.00%, 12/03/2017(e)	342	346
					4.50%, 03/01/2020(e)	1,266	1,272
	7.00%, 12/03/2017(e)	179	181
					Univision Communications Inc, Term Loan
	Mohegan Tribal Gaming Authority, Term				C3
	Loan				4.00%, 03/01/2020(e)	1,225	1,225
	9.00%, 03/31/2016(e)	925	944
					4.00%, 03/01/2020(e)	383	383
	Pinnacle Entertainment Inc, Term Loan B2						$13,493
	3.75%, 08/05/2020(e)	304	304
	Scientific Games International Inc, Term				Mining - 0.12%
	Loan				FMG Resources August 2006 Pty Ltd, Term
	4.25%, 05/22/2020(e)	5,020	5,020		Loan B
	Shingle Springs Tribal Gaming Authority,				5.25%, 10/12/2017(e)	1,198	1,200
	Term Loan B				Noranda Aluminum Acquisition Corp, Term
	6.25%, 08/22/2019(e)	600	598		Loan B
	WMG Acquisition Corp, Term Loan B				5.75%, 02/24/2019(e)	709	654
	3.75%, 07/20/2020(e)	210	210				$1,854

			$12,052		Oil & Gas - 0.85%
Food	- 0.21%				Alon USA Partners LP, Term Loan B
	High Liner Foods Inc, Term Loan				9.25%, 11/13/2018(e)	143	148
	4.75%, 12/19/2017(e)	7	7		Chesapeake Energy Corp, Term Loan B
	4.75%, 12/31/2017(e)	305	304		5.75%, 12/02/2017(e)	8,418	8,597
	SUPERVALU Inc, Term Loan				Fieldwood Energy LLC, Term Loan
	5.00%, 03/21/2019(e)	2,834	2,850		8.38%, 09/30/2020(e)	1,615	1,642
			$3,161		MEG Energy Corp, Term Loan B
					3.75%, 03/31/2020(e)	587	590
	Healthcare - Services - 0.14%				Rice Drilling B LLC, Term Loan
	United Surgical Partners International Inc,				8.50%, 10/11/2018(e)	261	265
	Term Loan B				Sabine Oil & Gas LLC, Term Loan
	4.75%, 04/03/2019(e)	2,149	2,155
					8.75%, 01/18/2018(e)	667	669
					Shelf Drilling Midco Ltd, PIK Term Loan B
	Lodging - 1.19%				10.00%, PIK 0.75%, 10/08/2018(e),(g)	460	464
	Caesars Entertainment Operating Co Inc, Term				Wildhorse Resources LLC, Term Loan
	Loan B6				7.50%, 04/28/2019(e)	664	658
	5.49%, 01/28/2018(e)	3,249	3,045				$13,033
	CityCenter Holdings LLC, Term Loan B
	0.00%, 10/09/2020(e),(h)	5,600	5,644		Oil & Gas Services - 0.03%
					Stallion Oilfield Holdings Inc, Term Loan
	Hilton Worldwide Finance LLC, Term Loan				8.00%, 06/11/2018(e)	486	495
	B
	0.00%, 09/23/2020(e),(h)	700	704
	4.32%, 09/23/2020(e)	5,433	5,463		Pharmaceuticals - 0.09%
	ROC Finance LLC, Term Loan B				Aptalis Pharma Inc, Term Loan B
	5.00%, 03/27/2019(e)	520	508		6.00%, 10/02/2020(e)	713	716
	Station Casinos LLC, Term Loan B				6.00%, 10/02/2020(e)	658	661
	5.00%, 02/25/2018(e)	1,095	1,104				$1,377
	5.00%, 02/25/2020(e)	1,672	1,687
			$18,155		Real Estate - 0.25%
					Realogy Group LLC, Term Loan B
Media	- 0.88%				4.50%, 10/10/2016(e)	3,806	3,843
	Barrington Broadcasting Group LLC, Term
	Loan B
	7.50%, 06/14/2017(e)	67	67		Retail - 0.60%
	7.50%, 12/19/2017(e)	417	416		Gymboree Corp/The, Term Loan
					5.00%, 02/11/2018(e)	3,027	2,925

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2013

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Retail (continued)			Transportation (continued)
Gymboree Corp/The, Term Loan (continued)			State Class Tankers II LLC, Term Loan B
5.00%, 02/23/2018(e)	$81	$78	6.75%, 06/19/2020(e)	$375	$377
JC Penney Corp Inc, Term Loan					$1,005
6.00%, 05/21/2018(e)	1,995	1,928	TOTAL SENIOR FLOATING RATE INTERESTS		$118,349
Rite Aid Corp, Term Loan 1				Maturity
5.75%, 08/21/2020(e)	320	327	REPURCHASE AGREEMENTS - 4.88%	Amount (000's)	Value (000's)
Rite Aid Corp, Term Loan 2
4.88%, 06/11/2021(e)	1,889	1,903	Banks - 4.88%
Sears Holdings, Term Loan			Investment in Joint Trading Account; Barclays $	17,768	$17,768
5.75%, 06/30/2018(e)	1,175	1,179	Bank PLC Repurchase Agreement; 0.07%
Serta Simmons Holdings LLC, Term Loan B			dated 10/31/2013 maturing 11/01/2013
5.00%, 09/19/2019(e)	353	355	(collateralized by US Government
5.00%, 10/01/2019(e)	256	257	Securities; $18,123,652; 0.25% - 2.63%;
5.00%, 10/01/2019(e)	132	133	dated 06/30/15 - 08/15/20)
5.00%, 10/01/2019(e)	34	34	Investment in Joint Trading Account; Credit	13,326	13,326
5.00%, 10/01/2019(e)	34	34	Suisse Repurchase Agreement; 0.08%
5.00%, 10/01/2019(e)	30	30	dated 10/31/2013 maturing 11/01/2013
5.00%, 10/01/2019(e)	14	14	(collateralized by US Government
5.00%, 10/01/2019(e)	20	21	Securities; $13,592,738; 0.00%; dated
		$9,218	08/15/16 - 08/15/37)
			Investment in Joint Trading Account; Deutsche	29,614	29,614
Semiconductors - 0.12%			Bank Repurchase Agreement; 0.11% dated
Freescale Semiconductor Inc, Term Loan B4			10/31/2013 maturing 11/01/2013
5.00%, 01/30/2020(e)	572	577	(collateralized by US Government
Freescale Semiconductor Inc, Term Loan B5			Securities; $30,206,086; 0.00% - 5.50%;
5.00%, 01/15/2021(e)	420	424	dated 12/27/13 - 07/15/36)
NXP BV, Term Loan C			Investment in Joint Trading Account; Merrill	13,858	13,858
4.75%, 01/11/2020(e)	804	812	Lynch Repurchase Agreement; 0.09%
		$1,813	dated 10/31/2013 maturing 11/01/2013
			(collateralized by US Government
Software - 0.54%			Securities; $14,135,179; 0.00% - 7.13%;
BMC Foreign Holding Co, Term Loan B
5.00%, 08/07/2020(e)	459	463	dated 03/15/14 - 01/15/48)
Ellucian, Term Loan B					$74,566
4.50%, 07/19/2018(e)	1,694	1,708	TOTAL REPURCHASE AGREEMENTS		$74,566
First Data Corp, Term Loan			Total Investments		$1,529,455
4.17%, 03/24/2017(e)	4,301	4,304	Liabilities in Excess of Other Assets, Net - (0.08)%		$(1,249)
First Data Corp, Term Loan B			TOTAL NET ASSETS - 100.00%		$1,528,206
4.17%, 09/30/2018(e)	574	575
RP Crown Parent LLC, Term Loan
6.75%, 12/14/2018(e)	1,170	1,181	(a) Non-Income Producing Security
			(b) Security is Illiquid
		$8,231	(c)	Fair value of these investments is determined in good faith by the
Telecommunications - 0.33%			Manager under procedures established and periodically reviewed by the
Alcatel-Lucent USA Inc, Term Loan C			Board of Directors. At the end of the period, the fair value of these
5.75%, 01/29/2019(e)	717	727	securities totaled $4,676 or 0.31% of net assets.
Altice Financing SA, Delay-Draw Term Loan			(d)	Security exempt from registration under Rule 144A of the Securities Act of
DD			1933. These securities may be resold in transactions exempt from
5.50%, 07/03/2019(e)	61	61	registration, normally to qualified institutional buyers. Unless otherwise
5.50%, 07/03/2019(e)	117	118	indicated, these securities are not considered illiquid. At the end of the
5.50%, 07/15/2019(e)	451	454	period, the value of these securities totaled $423,366 or 27.70% of net
Cincinnati Bell Inc, Term Loan B			assets.
4.00%, 08/09/2020(e)	147	146	(e)	Variable Rate. Rate shown is in effect at October 31, 2013.
4.00%, 08/09/2020(e)	147	146	(f)	Security purchased on a when-issued basis.
4.00%, 08/20/2020(e)	147	146	(g)	Payment in kind; the issuer has the option of paying additional securities
Cricket Communications Inc, Delay-Draw			in lieu of cash.
Term Loan C-DD			(h)	This Senior Floating Rate Note will settle after October 31, 2013, at which
4.75%, 03/01/2020(e)	534	537	time the interest rate will be determined.
Integra Telecom Holdings Inc, Term Loan
5.25%, 02/22/2019(e)	1,229	1,242
Level 3 Financing Inc, Term Loan B
3.95%, 01/15/2020(e)	1,115	1,120
UPC Financing Partnership, Term Loan AH
3.25%, 06/10/2021(e)	310	308
		$5,005

Transportation - 0.07%
Navios Maritime Partners LP, Term Loan B
0.00%, 10/18/2020(e),(h)	620	628

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2013

Portfolio Summary (unaudited)
Sector		Percent
Communications		20.50%
Consumer, Non-cyclical		16.41%
Financial		14.66%
Energy		14.60%
Consumer, Cyclical		14.28%
Industrial		6 .20%
Basic Materials		5 .33%
Technology		4 .69%
Utilities		3.41%
Liabilities in Excess of Other Assets, Net		(0.08)%
TOTAL NET ASSETS		100.00%

Foreign Currency Contracts

Foreign Currency Sale						Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Deliver In Exchange For		Fair Value	Appreciation/(Depreciation)
British Pound Sterling	JP Morgan Chase	11/22/2013	353,000	$568	$566	$2
Total						$2

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments Income Fund October 31, 2013

COMMON STOCKS - 0.00%	Shares Held	Value (000 's)		Principal

Computers - 0.00%			BONDS (continued)	Amount (000's)	Value	(000	's)
SONICblue Inc (a),(b)	9,825,000	$—	Banks (continued)
			US Bancorp/MN (continued)
			2.95%, 07/15/2022	$5,000		$4,751
Diversified Financial Services - 0.00%
Adelphia Recovery Trust (a),(b),(c)	658,740	5	3.00%, 03/15/2022	2,000		1,979
			4.13%, 05/24/2021	3,000		3,224
			US Bank NA/Cincinnati OH
Transportation - 0.00%			4.95%, 10/30/2014	6,000		6,267
Trailer Bridge Inc (a),(b)	7,120	—	Wells Fargo & Co
			4.63%, 04/15/2014	11,000		11,200
TOTAL COMMON STOCKS		$5	7.98%, 12/31/2049(d)	15,000		16,913
	Principal					$213,268

BONDS - 72.86%	Amount (000's)	Value (000 's)	Beverages - 1.55%
Aerospace & Defense - 0.08%			Anheuser-Busch InBev Worldwide Inc
Lockheed Martin Corp			2.50%, 07/15/2022	9,000		8,477
3.35%, 09/15/2021	$2,000	$2,015	7.75%, 01/15/2019	10,000		12,664
			Innovation Ventures LLC / Innovation
			Ventures Finance Corp
Airlines - 0.00%			9.50%, 08/15/2019(e)	18,000		16,695
UAL 1991 Equipment Trust AB
0.00%, 07/05/2014(a),(b)	3,032	—				$37,836
			Biotechnology - 1.35%
Automobile Floor Plan Asset Backed Securities - 2.21%			Amgen Inc
Ally Master Owner Trust			3.63%, 05/15/2022	4,500		4,549
0.62%, 04/15/2018(d)	13,000	12,971	3.88%, 11/15/2021	13,000		13,461
CNH Wholesale Master Note Trust			Gilead Sciences Inc
0.77%, 08/15/2019(d),(e)	13,000	13,000	4.40%, 12/01/2021	14,000		15,121
Ford Credit Floorplan Master Owner Trust A						$33,131
0.55%, 01/15/2018(d)	14,000	13,991	Chemicals - 1.09%
Nissan Master Owner Trust Receivables			Airgas Inc
0.47%, 02/15/2018(d)	14,000	13,984	1.65%, 02/15/2018	6,000		5,861
		$53,946	2.38%, 02/15/2020	7,000		6,754
Automobile Manufacturers - 0.16%			4.50%, 09/15/2014	5,000		5,165
General Motors Co			Eagle Spinco Inc
			4.63%, 02/15/2021(e)	9,250		8,949
4.88%, 10/02/2023(e)	4,000	4,050
						$26,729

Banks - 8.72%			Commercial Services - 1.70%
Bank of America Corp			Ceridian Corp
			11.25%, 11/15/2015(d)	20,000		20,125
5.42%, 03/15/2017	5,000	5,546
8.00%, 12/29/2049(d)	4,000	4,430	ERAC USA Finance LLC
8.13%, 12/29/2049(d)	10,000	11,175	3.30%, 10/15/2022(e)	2,000		1,926
			4.50%, 08/16/2021(e)	6,000		6,324
Citigroup Inc			6.38%, 10/15/2017(e)	4,000		4,662
3.95%, 06/15/2016	3,000	3,202	7.00%, 10/15/2037(e)	7,000		8,424
4.50%, 01/14/2022	4,000	4,270
5.85%, 08/02/2016	12,000	13,401				$41,461
Goldman Sachs Group Inc/The			Computers - 0.49%
3.63%, 02/07/2016	5,000	5,277	Apple Inc
3.63%, 01/22/2023	4,000	3,902	2.40%, 05/03/2023	13,000		11,880
5.25%, 07/27/2021	13,000	14,349
5.35%, 01/15/2016	2,000	2,185
ING Bank NV			Diversified Financial Services - 5.23%
3.75%, 03/07/2017(e)	5,000	5,288	American Honda Finance Corp
4.00%, 03/15/2016(e)	7,000	7,404	0.74%, 10/07/2016(d)	4,500		4,517
JP Morgan Chase & Co			1.50%, 09/11/2017(e)	5,000		4,985
3.25%, 09/23/2022	5,000	4,830	1.60%, 02/16/2018(e)	10,000		9,901
5.13%, 09/15/2014	12,000	12,458	3.80%, 09/20/2021(e)	10,000		10,433
7.90%, 04/29/2049(d)	7,000	7,718	DVI Inc
Morgan Stanley			0.00%, 02/01/2004(a),(b),(c)	8,125		569
3.80%, 04/29/2016	4,000	4,227	0.00%, 02/01/2004(a),(b),(c)	400		28
4.75%, 04/01/2014	5,000	5,085	Ford Motor Credit Co LLC
4.88%, 11/01/2022	2,000	2,059	3.98%, 06/15/2016	20,000		21,301
5.50%, 07/28/2021	5,000	5,627	General Electric Capital Corp
PNC Bank NA			1.25%, 03/15/2023(d)	13,000		12,886
2.95%, 01/30/2023	5,000	4,670	4.65%, 10/17/2021	9,000		9,854
PNC Financial Services Group Inc/The			5.30%, 02/11/2021	2,000		2,227
6.75%, 07/29/2049(d)	18,000	18,990	International Lease Finance Corp
SunTrust Bank/Atlanta GA			8.63%, 01/15/2022	3,000		3,630
2.75%, 05/01/2023	15,000	13,763	8.75%, 03/15/2017(d)	13,000		15,275
US Bancorp/MN			Jefferies Finance LLC / JFIN Co-Issuer Corp
1.65%, 05/15/2017	9,000	9,078	7.38%, 04/01/2020(e)	3,750		3,853

See accompanying notes

Schedule of Investments Income Fund October 31, 2013

		Principal						Principal
	BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

	Diversified Financial Services (continued)						Forest Products & Paper - 0.70%
	Jefferies Group LLC						Plum Creek Timberlands LP
	5.13%, 04/13/2018	$5,000		$5,384			3.25%, 03/15/2023	$5,000		$4,660
	5.13%, 01/20/2023	1,500		1,521			4.70%, 03/15/2021	12,000		12,435
	6.25%, 01/15/2036	9,000		8,777						$17,095
	8.50%, 07/15/2019	4,000		4,866
	Merrill Lynch & Co Inc					Gas	- 0.38%
	5.00%, 01/15/2015	3,000		3,144			Sempra Energy
	6.50%, 07/15/2018	2,000		2,354			2.30%, 04/01/2017	9,000		9,226
	6.75%, 06/01/2028	2,000		2,267
				$127,772			Healthcare - Services - 1.98%
							Alliance HealthCare Services Inc
	Electric - 7.99%						8.00%, 12/01/2016	12,800		13,104
	Exelon Generation Co LLC						HCA Inc
	6.20%, 10/01/2017	14,000		16,061			5.88%, 05/01/2023	4,500		4,534
	6.25%, 10/01/2039	3,000		3,152
	GenOn Americas Generation LLC						7.50%, 02/15/2022	3,000		3,371
	8.50%, 10/01/2021	12,500		13,656			7.50%, 11/06/2033	1,700		1,709
							HealthSouth Corp
	GenOn Energy Inc						7.25%, 10/01/2018	1,800		1,935
	9.88%, 10/15/2020	6,500		7,280
	LG&E and KU Energy LLC						7.75%, 09/15/2022	5,436		5,952
							MultiPlan Inc
	3.75%, 11/15/2020	5,000		5,086			9.88%, 09/01/2018(e)	6,000		6,630
	4.38%, 10/01/2021	5,000		5,180
	Metropolitan Edison Co						Vantage Oncology LLC / Vantage Oncology
	3.50%, 03/15/2023(e)	9,000		8,622			Finance Co
							9.50%, 06/15/2017(e)	11,000		11,220
	Nisource Finance Corp
	3.85%, 02/15/2023	2,000		1,955						$48,455
	5.25%, 09/15/2017	2,000		2,232			Insurance - 3.53%
	5.40%, 07/15/2014	5,000		5,154			Aspen Insurance Holdings Ltd
	6.13%, 03/01/2022	5,000		5,672			6.00%, 08/15/2014	2,500		2,599
	Oncor Electric Delivery Co LLC						6.00%, 12/15/2020	4,500		5,084
	7.00%, 09/01/2022	17,000		20,882			Berkshire Hathaway Inc
	PacifiCorp						3.00%, 02/11/2023	5,000		4,883
	4.95%, 08/15/2014	5,000		5,175			3.75%, 08/15/2021	5,000		5,261
	5.25%, 06/15/2035	5,000		5,430			Farmers Insurance Exchange
	6.25%, 10/15/2037	2,000		2,457			6.00%, 08/01/2014(e)	6,000		6,193
	PPL Energy Supply LLC						Fidelity National Financial Inc
	4.60%, 12/15/2021	11,000		10,822			5.50%, 09/01/2022	5,000		5,307
	6.50%, 05/01/2018	3,000		3,404			6.60%, 05/15/2017	12,000		13,448
	Solar Star Funding LLC						First American Financial Corp
	5.38%, 06/30/2035(e)	15,500		15,473			4.30%, 02/01/2023	20,000		19,471
	Southwestern Electric Power Co						Prudential Financial Inc
	3.55%, 02/15/2022	12,000		11,769			4.50%, 11/16/2021	2,000		2,163
	5.38%, 04/15/2015	6,500		6,866			5.38%, 06/21/2020	2,000		2,280
	TransAlta Corp						7.38%, 06/15/2019	4,000		4,977
	4.50%, 11/15/2022	18,000		17,565			8.88%, 06/15/2068(d)	12,000		14,550
	6.65%, 05/15/2018	4,000		4,579						$86,216
	Tucson Electric Power Co
	3.85%, 03/15/2023	14,000		13,525			Iron & Steel - 1.67%
	5.15%, 11/15/2021	3,000		3,247			Allegheny Technologies Inc
				$195,244			5.88%, 08/15/2023	7,000		7,200
							5.95%, 01/15/2021	16,000		16,964
	Entertainment - 0.20%						ArcelorMittal
	Peninsula Gaming LLC / Peninsula Gaming						6.00%, 03/01/2021(d)	16,000		16,780
	Corp									$40,944
	8.38%, 02/15/2018(e)	4,500		4,905
							Leisure Products & Services - 1.11%
							Royal Caribbean Cruises Ltd
	Environmental Control - 1.77%						6.88%, 12/01/2013	6,000		6,022
	ADS Waste Holdings Inc						7.25%, 03/15/2018	5,000		5,725
	8.25%, 10/01/2020(e)	21,000		22,050			Seven Seas Cruises S de RL LLC
	Republic Services Inc						9.13%, 05/15/2019	14,000		15,383
	3.55%, 06/01/2022	6,000		5,916						$27,130
	3.80%, 05/15/2018	2,000		2,136
	5.00%, 03/01/2020	12,000		13,181			Lodging - 0.76%
				$43,283			Boyd Gaming Corp
							9.13%, 12/01/2018	17,000		18,487
Food	- 0.26%
	Ingredion Inc
	4.63%, 11/01/2020	6,000		6,383		Media	- 2.36%
							Comcast Corp
							2.85%, 01/15/2023	10,000		9,643

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2013

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Media (continued)						Packaging & Containers - 0.23%
Comcast Corp (continued)						Sealed Air Corp
3.13%, 07/15/2022	$2,000		$1,975			6.88%, 07/15/2033(e)	$6,000		$5,640
5.15%, 03/01/2020	2,000		2,284
Historic TW Inc
9.15%, 02/01/2023	5,260		7,095			Pharmaceuticals - 0.54%
NBCUniversal Enterprise Inc						AbbVie Inc
0.93%, 04/15/2018(d),(e)	3,000		3,018			2.90%, 11/06/2022	13,750		13,124
News America Inc
4.50%, 02/15/2021	5,000		5,387			Pipelines - 2.53%
6.40%, 12/15/2035	8,000		9,142			Buckeye Partners LP
Time Warner Cable Inc						4.15%, 07/01/2023	10,000		9,856
4.00%, 09/01/2021	2,000		1,879			DCP Midstream Operating LP
4.13%, 02/15/2021	2,000		1,905			4.95%, 04/01/2022	6,750		6,846
5.00%, 02/01/2020	2,000		2,049			El Paso Natural Gas Co LLC
6.55%, 05/01/2037	6,000		5,615			7.50%, 11/15/2026	9,500		12,023
7.30%, 07/01/2038	7,750		7,814			Express Pipeline LLC
			$57,806			7.39%, 12/31/2019(e)	4,952		5,344
						Southern Natural Gas Co LLC
Mining - 0.78%						8.00%, 03/01/2032	4,000		5,163
Glencore Canada Corp						Tennessee Gas Pipeline Co LLC
6.00%, 10/15/2015	12,000		12,966			8.38%, 06/15/2032	2,000		2,618
Xstrata Finance Canada Ltd						TransCanada PipeLines Ltd
4.00%, 10/25/2022(e)	2,000		1,940
						0.93%, 06/30/2016(d)	5,000		5,038
4.95%, 11/15/2021(e)	4,000		4,087
						6.10%, 06/01/2040	5,000		5,799
			$18,993			7.25%, 08/15/2038	7,000		9,084
Oil & Gas - 6.39%									$61,771
BG Energy Capital PLC						Real Estate - 0.93%
2.88%, 10/15/2016(e)	2,000		2,097
4.00%, 10/15/2021(e)	11,500		11,982			WEA Finance LLC
						4.63%, 05/10/2021(e)	6,000		6,384
BP Capital Markets PLC						WEA Finance LLC / WT Finance Aust Pty
2.50%, 11/06/2022	3,000		2,774			Ltd
3.25%, 05/06/2022	4,000		3,948			6.75%, 09/02/2019(e)	12,000		14,395
4.75%, 03/10/2019	14,000		15,708			WEA Finance LLC / WT Finance Aust Pty Ltd
Linn Energy LLC / Linn Energy Finance						/ WT Finance NZ Ltd
Corp						3.38%, 10/03/2022(e)	2,000		1,915
6.50%, 05/15/2019	13,250		13,217						$22,694
Nabors Industries Inc
5.00%, 09/15/2020	14,000		14,795		REITS	- 9.40%
5.10%, 09/15/2023(e)	5,000		5,119			Alexandria Real Estate Equities Inc
Petro-Canada						3.90%, 06/15/2023	4,000		3,846
9.25%, 10/15/2021	8,500		11,461			4.60%, 04/01/2022	20,500		21,000
Phillips 66						Arden Realty LP
4.30%, 04/01/2022	9,000		9,345			5.25%, 03/01/2015	8,000		8,387
Rowan Cos Inc						BioMed Realty LP
4.88%, 06/01/2022	8,000		8,266			3.85%, 04/15/2016	6,000		6,305
5.00%, 09/01/2017	14,000		15,193			4.25%, 07/15/2022	8,000		7,861
Tesoro Corp						6.13%, 04/15/2020	8,000		8,984
5.38%, 10/01/2022	8,750		8,662			CubeSmart LP
W&T Offshore Inc						4.80%, 07/15/2022	9,000		9,483
8.50%, 06/15/2019	18,500		19,934			Duke Realty LP
Whiting Petroleum Corp						3.88%, 10/15/2022	3,000		2,908
5.75%, 03/15/2021	13,000		13,747			4.38%, 06/15/2022	4,000		4,023
			$156,248			8.25%, 08/15/2019	13,000		16,319
						HCP Inc
Oil & Gas Services - 2.11%						2.63%, 02/01/2020	5,000		4,835
Exterran Partners LP / EXLP Finance Corp						3.75%, 02/01/2019	5,000		5,217
6.00%, 04/01/2021(e)	24,000		23,880
						5.38%, 02/01/2021	3,000		3,316
Schlumberger Investment SA						6.00%, 03/01/2015	1,750		1,862
3.30%, 09/14/2021(e)	6,000		6,044
						7.07%, 06/08/2015	2,250		2,457
Weatherford International Ltd/Bermuda						Health Care REIT Inc
4.50%, 04/15/2022	6,750		6,827			3.75%, 03/15/2023	3,000		2,880
5.13%, 09/15/2020	14,000		14,899			4.50%, 01/15/2024	5,000		5,062
			$51,650			4.95%, 01/15/2021	3,000		3,230
Other Asset Backed Securities - 0.94%						6.00%, 11/15/2013	8,000		8,011
PFS Financing Corp						6.13%, 04/15/2020	2,000		2,304
0.67%, 04/17/2017(d),(e)	9,000		8,975			6.20%, 06/01/2016	3,000		3,357
0.72%, 02/15/2018(d),(e)	14,000		13,911			Healthcare Realty Trust Inc
			$22,886			5.75%, 01/15/2021	4,000		4,409
						6.50%, 01/17/2017	12,500		14,081

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2013

	Principal				U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	AGENCY OBLIGATIONS - 21.26%	Amount (000's)	Value	(000	's)

REITS (continued)					Federal Home Loan Mortgage Corporation (FHLMC) -
Hospitality Properties Trust					5.94%
					3.00%, 10/01/2042	$15,293		$15,037
4.50%, 06/15/2023	$5,000		$4,926		3.00%, 10/01/2042	16,084		15,814
5.00%, 08/15/2022	14,000		14,291
Kimco Realty Corp					3.00%, 11/01/2042	16,055		15,787
					3.50%, 10/01/2041	9,815		10,040
6.88%, 10/01/2019	12,000		14,592		3.50%, 04/01/2042	12,523		12,811
Nationwide Health Properties Inc
6.00%, 05/20/2015	12,000		12,931		3.50%, 04/01/2042	12,441		12,727
					4.00%, 04/01/2039	7,977		8,423
Simon Property Group LP					4.50%, 08/01/2033	2,897		3,101
2.75%, 02/01/2023	7,000		6,587
4.38%, 03/01/2021	3,000		3,223		4.50%, 08/01/2033	1,342		1,435
					4.50%, 08/01/2033	2,481		2,655
10.35%, 04/01/2019	9,000		12,360		4.50%, 05/01/2039	6,149		6,551
Ventas Realty LP / Ventas Capital Corp
3.25%, 08/15/2022	8,000		7,613		4.50%, 06/01/2039	4,775		5,135
					4.50%, 07/01/2039	12,046		12,935
4.00%, 04/30/2019	3,000		3,180		5.00%, 08/01/2035	2,489		2,717
			$229,840		5.00%, 11/01/2035	2,549		2,750
Savings & Loans - 0.60%					5.00%, 10/01/2038	4,778		5,096
First Niagara Financial Group Inc					5.50%, 11/01/2017	675		718
6.75%, 03/19/2020	3,500		4,092		5.50%, 01/01/2018	162		170
7.25%, 12/15/2021	9,000		10,550		5.50%, 05/01/2031	391		425
			$14,642		5.50%, 06/01/2035	2,159		2,341
					5.50%, 01/01/2036	2,819		3,062
Telecommunications - 1.76%					5.50%, 04/01/2036	2,459		2,695
Corning Inc					6.00%, 03/01/2031	86		95
4.25%, 08/15/2020	10,000		10,829		6.00%, 05/01/2032	377		416
4.75%, 03/15/2042	4,000		3,990		6.00%, 06/01/2038	1,310		1,433
Qwest Corp					6.50%, 01/01/2029	109		122
6.75%, 12/01/2021	19,000		20,733		6.50%, 05/01/2029	140		156
Verizon Communications Inc					6.50%, 06/01/2029	189		208
3.65%, 09/14/2018	7,000		7,445		6.50%, 06/01/2029	92		104
			$42,997		6.50%, 08/01/2029	78		87
Transportation - 0.42%					7.00%, 01/01/2032	134		152
Trailer Bridge Inc								$145,198
0.00%, 11/15/2015(a),(b)	12,000		—
13.75%, 03/31/2017(b),(c),(d)	11,072		10,371		Federal National Mortgage Association (FNMA) - 12.60%
					3.00%, 03/01/2042	12,570		12,415
			$10,371		3.00%, 03/01/2042	12,287		12,135
Trucking & Leasing - 0.94%					3.00%, 05/01/2042	14,251		14,075
Penske Truck Leasing Co Lp / PTL Finance					3.00%, 06/01/2042	13,535		13,368
Corp					3.00%, 06/01/2042	13,441		13,275
3.75%, 05/11/2017(e)	22,000		23,094		3.50%, 12/01/2040	10,379		10,654
					3.50%, 01/01/2041	8,398		8,620
TOTAL BONDS			$1,781,212		3.50%, 01/01/2041	8,766		8,998
	Principal				3.50%, 12/01/2041	7,816		8,023
CONVERTIBLE BONDS - 1.26%	Amount (000's)	Value	(000	's)	3.50%, 01/01/2042	10,920		11,214
					3.50%, 03/01/2042	12,115		12,434
Automobile Parts & Equipment - 0.93%					3.50%, 04/01/2042	15,309		15,714
Meritor Inc					4.00%, 03/01/2039	6,302		6,640
7.88%, 03/01/2026(e)	18,750		22,664		4.00%, 08/01/2040	6,463		6,808
					4.00%, 09/01/2040	11,554		12,197
					4.00%, 11/01/2040	4,601		4,849
Pharmaceuticals - 0.33%					4.00%, 11/01/2040	7,903		8,324
Omnicare Inc
3.25%, 12/15/2035	7,682		8,167		4.00%, 10/01/2041	8,052		8,488
					4.00%, 10/01/2041	9,957		10,493
					4.00%, 11/01/2041	22,354		23,567
TOTAL CONVERTIBLE BONDS			$30,831		4.00%, 04/01/2042	13,598		14,333
SENIOR FLOATING RATE INTERESTS -	Principal				4.00%, 08/01/2043	19,841		20,955
0.62%	Amount (000's) Value (000's)				4.50%, 06/01/2039	4,235		4,532
Entertainment - 0.18%					4.50%, 08/01/2039	4,393		4,737
CCM Merger Inc, Term Loan					4.50%, 05/01/2040	6,532		7,012
5.00%, 02/01/2017(d)	$4,540		$4,562		5.00%, 01/01/2018	526		558
					5.00%, 10/01/2032	645		701
					5.00%, 08/01/2035	5,462		5,933
Transportation - 0.44%					5.00%, 04/01/2039	2,413		2,637
Trailer Bridge Inc, Term Loan					5.00%, 12/01/2039	3,459		3,781
10.00%, 04/02/2016(b),(c),(d)	10,650		10,650
					5.00%, 04/01/2040	6,567		7,153
					5.00%, 06/01/2040	5,736		6,278
TOTAL SENIOR FLOATING RATE INTERESTS			$15,212		5.50%, 03/01/2033	540		589
					5.50%, 02/01/2035	5,046		5,550
					6.00%, 04/01/2032	151		167

See accompanying notes

Schedule of Investments Income Fund October 31, 2013

	U.S. GOVERNMENT & GOVERNMENT	Principal
	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)	Portfolio Summary (unaudited)
						Sector	Percent
	Federal National Mortgage Association (FNMA) (continued)					Financial	31.38%
	6.50%, 09/01/2028	$55		$61		Mortgage Securities	18.58%
	6.50%, 11/01/2028	61		68		Energy	11.03%
	6.50%, 05/01/2031	28		30
	6.50%, 04/01/2032	344		386		Utilities	8.37%
						Consumer, Non-cyclical	7.71%
	6.50%, 05/01/2032	355		401		Basic Materials	4 .24%
	7.00%, 01/01/2030	5		5		Communications	4.12%
				$308,158		Industrial	3 .88%
	Government National Mortgage Association (GNMA) -					Consumer, Cyclical	3.34%
	0.04%					Asset Backed Securities	3 .15%
	6.00%, 05/20/2032(d)	702		780
						Government	2 .68%
	7.00%, 06/20/2031	123		142		Technology	0 .49%
				$922		Other Assets in Excess of Liabilities, Net	1 .03%
	U.S. Treasury - 2.68%					TOTAL NET ASSETS	100.00%
	0.25%, 01/31/2015	15,000		15,013
	0.25%, 07/15/2015	15,000		14,997
	0.88%, 02/28/2017	15,000		15,070
	1.38%, 11/30/2018	10,000		10,020
	1.75%, 05/31/2016	10,000		10,330
				$65,430
	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
	OBLIGATIONS			$519,708
		Maturity
	REPURCHASE AGREEMENTS - 2.97%	Amount (000's)	Value	(000	's)

Banks	- 2.97%
	Investment in Joint Trading Account; Barclays $	17,282		$17,282
	Bank PLC Repurchase Agreement; 0.07%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $17,627,631; 0.25% - 2.63%;
	dated 06/30/15 - 08/15/20)
	Investment in Joint Trading Account; Credit	12,962		12,962
	Suisse Repurchase Agreement; 0.08%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $13,220,723; 0.00%; dated
	08/15/16 - 08/15/37)
	Investment in Joint Trading Account; Deutsche	28,803		28,803
	Bank Repurchase Agreement; 0.11% dated
	10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $29,379,384; 0.00% - 5.50%;
	dated 12/27/13 - 07/15/36)
	Investment in Joint Trading Account; Merrill	13,479		13,479
	Lynch Repurchase Agreement; 0.09%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $13,748,318; 0.00% - 7.13%;
	dated 03/15/14 - 01/15/48)
				$72,526
	TOTAL REPURCHASE AGREEMENTS			$72,526
	Total Investments			$2,419,494
	Other Assets in Excess of Liabilities, Net - 1.03%			$25,147
	TOTAL NET ASSETS - 100.00%			$2,444,641

	(a) Non-Income Producing Security
	(b)	Fair value of these investments is determined in good faith by the
	Manager under procedures established and periodically reviewed by the
	Board of Directors. At the end of the period, the fair value of these
	securities totaled $21,623 or 0.88% of net assets.
	(c) Security is Illiquid
	(d)	Variable Rate. Rate shown is in effect at October 31, 2013.
	(e)	Security exempt from registration under Rule 144A of the Securities Act of
	1933. These securities may be resold in transactions exempt from
	registration, normally to qualified institutional buyers. Unless otherwise
	indicated, these securities are not considered illiquid. At the end of the
	period, the value of these securities totaled $341,476 or 13.97% of net
	assets.

See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2013

		Principal						Principal
BONDS - 7.17%		Amount (000's)	Value	(000	's)	BONDS (continued)		Amount (000's)		Value	(000	's)

Banks - 0.01%						Other Asset Backed Securities - 0.05%
	HSBC USA Capital Trust I					Argent Securities Trust 2006-W3
	7.81%, 12/15/2026(a)	$100		$102		0.29%, 04/25/2036(b)			$34		$13
						Asset-Backed Pass-Through Certificates Series
						2004	-R2
	Home Equity Asset Backed Securities - 0.01%					0.79%, 04/25/2034(b)			227		213
	New Century Home Equity Loan Trust 2005-					Countrywide Asset-Backed Certificates
	1					1.30%, 12/25/2032(b)			51		44
	0.46%, 03/25/2035(b)	55		54
						Fannie Mae Grantor Trust 2004-T9
	Option One Mortgage Loan Trust 2005-1					0.32%, 04/25/2035(b)			44		44
	1.67%, 02/25/2035(b)	23		1
						Fannie Mae REMIC Trust 2003-W16
	Option One Mortgage Loan Trust 2007-CP1					0.47%, 11/25/2033(b)			3		2
	0.62%, 03/25/2037(b)	650		1
						Long Beach Mortgage Loan Trust 2004-2
				$56		0.70%, 06/25/2034(b)			145		136
	Mortgage Backed Securities - 0.86%										$452
	Alternative Loan Trust 2006-OA6
	0.43%, 07/25/2046(b)	86		73		Sovereign - 6.24%
	Alternative Loan Trust 2007-OA7					Canadian Government Bond
	0.38%, 05/25/2047(b)	2,206		678		1.50%, 12/01/2044		CAD	1,203		1,293
						Deutsche Bundesrepublik Inflation Linked
Bear Stearns ALT-A Trust 2007-2
	0.34%, 04/25/2037 (b)	667		374		Bond
	CD 2007-CD4 Commercial Mortgage Trust					1.50%, 04/15/2016		EUR	17,471		24,920
	0.38%, 12/11/2049(a),(b)	6,218		65		Italy Buoni Poliennali Del Tesoro
						2.10%, 09/15/2016			17,135		23,832
	Chase Mortgage Finance Trust Series 2007-					New Zealand Government Bond
	A2					3.01%, 09/20/2030(b)		NZD	1,206		1,022
	2.79%, 07/25/2037(b)	170		169
	Commercial Mortgage Trust 2007-GG9										$51,067
	0.30%, 03/10/2039(a),(b)	47,069		391		TOTAL BONDS					$58,743
	Fannie Mae REMIC Trust 2004-W5					U.S. GOVERNMENT & GOVERNMENT		Principal
	0.62%, 02/25/2047(b)	47		47		AGENCY OBLIGATIONS - 90.54%		Amount (000's)		Value	(000	's)
	Fannie Mae REMIC Trust 2005-W2					U.S. Treasury Inflation-Indexed Obligations - 90.54%
	0.37%, 05/25/2035(b)	40		40		0.13%, 04/15/2016			$101,811		$104,571
	Fannie Mae REMICS					0.13%, 04/15/2017			27,263		28,190
	0.42%, 03/25/2035(b)	3		3		0.13%, 04/15/2018			59,137		61,174
	Freddie Mac REMICS					0.13%, 01/15/2022			36,768		36,469
	0.47%, 02/15/2018(b)	25		25		0.13%, 07/15/2022			14,945		14,793
	0.57%, 09/15/2033(b)	69		69		0.13%, 01/15/2023			57,102		55,809
	0.62%, 06/15/2023(b)	9		9		0.38%, 07/15/2023			46,375		46,357
G	-FORCE 2005-RR2 LLC					0.63%, 07/15/2021			203		213
	0.47%, 12/25/2039(a),(b),(c)	869		826		0.63%, 02/15/2043			21,835		18,087
	Ginnie Mae					0.75%, 02/15/2042			24,946		21,553
	0.52%, 10/20/2031(b)	25		25		1.13%, 01/15/2021			41,167		44,480
	0.70%, 03/16/2047(b)	2,155		77		1.25%, 07/15/2020			15,335		16,850
	HomeBanc Mortgage Trust 2005-5					1.38%, 07/15/2018			6,074		6,693
	0.51%, 01/25/2036(b)	596		481		1.38%, 01/15/2020			15,357		16,907
	Impac CMB Trust Series 2004-5					1.75%, 01/15/2028			23,918		26,880
	2.50%, 10/25/2034(b)	45		33		1.88%, 07/15/2019			11,601		13,194
	Impac CMB Trust Series 2004-6					2.00%, 01/15/2026(d)			9,244		10,694
	1.15%, 10/25/2034(b)	27		23		2.13%, 01/15/2019			3,663		4,173
	Impac CMB Trust Series 2005-1					2.13%, 02/15/2040			12,757		15,218
	0.79%, 04/25/2035(b)	177		137		2.13%, 02/15/2041			12,355		14,758
	Impac CMB Trust Series 2005-5					2.38%, 01/15/2025			42,765		51,187
	0.94%, 08/25/2035(b)	36		16		2.38%, 01/15/2027			15,575		18,778
	Impac CMB Trust Series 2007-A					2.50%, 07/15/2016			21,131		23,309
	0.42%, 05/25/2037(b)	815		802		2.50%, 01/15/2029			22,195		27,395
	JP Morgan Alternative Loan Trust					3.38%, 04/15/2032			2,300		3,232
	0.32%, 03/25/2037(b)	994		809		3.63%, 04/15/2028			19,695		27,286
	Merrill Lynch Alternative Note Asset Trust					3.88%, 04/15/2029			22,941		32,982
	Series 2007-A3										$741,232
	0.38%, 04/25/2037(b)	3,219		1,602
						TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
ML	-CFC Commercial Mortgage Trust 2006-3					OBLIGATIONS					$741,232
	0.21%, 07/12/2046(a),(b)	13,544		186
						TOTAL PURCHASED INTEREST RATE SWAPTIONS -
	WaMu Mortgage Pass-Through Certificates					0.17%					$1,391
	Series 2005-AR2 Trust
	0.54%, 01/25/2045(b)	100		90		Total Investments					$801,366
						Other Assets in Excess of Liabilities, Net - 2.12%					$17,332
	WaMu Mortgage Pass-Through Certificates					TOTAL NET ASSETS - 100.00%					$818,698
	Series 2006-AR9 Trust
	0.39%, 08/25/2046(b)	127		16
				$7,066

See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2013

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,570 or 0.19% of net assets.
(b)	Variable Rate. Rate shown is in effect at October 31, 2013.
(c)	Security is Illiquid
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,608 or 0.20% of net assets.

Portfolio Summary (unaudited)
Sector				Percent
Government				96.78%
Mortgage Securities				0 .86%
Purchased Interest Rate Swaptions				0 .17%
Asset Backed Securities				0 .06%
Financial				0 .01%
Other Assets in Excess of Liabilities, Net				2 .12%
TOTAL NET ASSETS				100.00%

Foreign Currency Contracts

Foreign Currency Sale									Net Unrealized
Contracts	Counterparty			Delivery Date Contracts to Deliver In Exchange For				Fair Value	Appreciation/(Depreciation)
Canadian Dollar	Barclays Bank PLC			01/23/2014	1,249,000		$1,207	$1,196	$11
Euro	Barclays Bank PLC			11/21/2013	6,164,000		8,480	8,369	111
Euro	UBS AG			11/21/2013	29,250,007		39,974	39,713	261
New Zealand Dollar	BNP Paribas			01/23/2014	1,219,000		1,020	1,001	19
Total									$402

Amounts in thousands except contracts

Futures Contracts

									Unrealized
Type			Long/Short	Contracts	Notional Value		Fair Value		Appreciation/(Depreciation)
10 Year Canadian Bond; December 2013			Short	29		$3,521		$3,653	$(132)
90 Day Eurodollar; December 2014			Short	337	83,806			83,879	(73)
90 day Eurodollar; September 2015			Short	311	77,112			77,128	(16)
90 Day Eurodollar; September 2017			Long	311	75,657			75,647	(10)
Euribor; December 2014			Long	262	88,408			88,577	169
US 10 Year Note; December 2013			Long	236	29,289			30,057	768
US 2 Year Note; December 2013			Long	395	86,893			87,067	174
US 5 Year Note; December 2013			Long	326	39,510			39,670	160
US Long Bond; December 2013			Short	172	22,867			23,188	(321)
US Ultra Bond; December 2013			Short	154	21,573			22,191	(618)
Total									$101

Amounts in thousands except contracts

Interest Rate Swaps

		(Pay)/
Counterparty		Receive	Fixed		Notional		Upfront Premiums		Unrealized
(Issuer)	Floating Rate Index Floating Rate		Rate	Expiration Date	Amount	Fair Value	Paid/(Received) Appreciation/(Depreciation)
Barclays Bank PLC 3 Month LIBOR		Pay	2.50%	03/17/2024	$7,200	$(223)		$—	$(223)
Total						$(223)		$—	$(223)

Amounts in thousands

Exchange Cleared Interest Rate Swaps

		(Pay)/
		Receive	Fixed		Notional
Floating Rate Index Floating Rate			Rate	Expiration Date	Amount	Fair Value	Unrealized Appreciation/(Depreciation)
	3 Month LIBOR	Receive	2.88%	07/12/2023	$5,700	$(123)	$		(123)
	3 Month LIBOR	Receive	1.54%	08/01/2018	2,900	(26)			(26)
	3 Month LIBOR	Receive	0.48%	08/08/2015	77,700	(144)			(145)

See accompanying notes

				Schedule of Investments
Inflation Protection Fund
October 31, 2013

Exchange Cleared Interest Rate Swaps (continued)

		(Pay)/
		Receive	Fixed		Notional
	Floating Rate Index Floating Rate		Rate	Expiration Date	Amount	Fair Value	Unrealized Appreciation/(Depreciation)
	3 Month LIBOR	Receive	2.22%	08/09/2020	21,200	(273)				(274)
Total						$(566)	$			(568)

Amounts in thousands

Interest Rate Swaptions

			Pay/
			Receive				Upfront
Purchased Swaptions		Floating Rate Floating Exercise Expiration				Notional	Premiums	Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)	Value	Appreciation/(Depreciation)
Call - 30 Year	Barclays Bank PLC	3 Month	Receive	3.83%	10/03/2014	$8,600	$541	$544		$3
Interest Rate Swap		LIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Receive	4.25%	02/09/2016	14,700	660	419		(241)
Rate Swap		LIBOR
Put - 30 Year Interest Barclays Bank PLC		3 Month	Receive	3.83%	10/03/2014	8,600	541	428		(113)
Rate Swap		LIBOR
Total							$1,742	$1,391		$(351)

			Pay/
			Receive				Upfront
Written Swaptions		Floating Rate Floating Exercise Expiration				Notional	Premiums	Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)	Value	Appreciation/(Depreciation)
Call - 5 Year Interest Barclays Bank PLC		3 Month	Receive	1.35%	12/09/2013	$18,600	$(31)	$(15	) $	16
Rate Swap		LIBOR
Put - 5 Year Interest	Barclays Bank PLC	3 Month	Pay	2.00%	12/09/2013	18,600	(60)	(4)		56
Rate Swap		LIBOR
Total							$(91)	$(19	) $	72

Amounts in thousands

Options

					Upfront Premiums					Unrealized
Written Options Outstanding	Exercise Price Expiration Date				Contracts	Paid/(Received)	Fair Value		Appreciation/(Depreciation)
Call - 5 Year Future		$121.50	11/25/2013		200		$(52)	$(81)		$(29)
Put - 5 Year Future		$120.00	11/25/2013		200		(69)	(8)		61
Total							$(121)	$(89)		$32

Amounts in thousands except contracts

See accompanying notes

     Schedule of Investments International Emerging Markets Fund October 31, 2013

COMMON STOCKS - 94.43%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Airlines - 0.02%					Diversified Financial Services - 2.87%
Cathay Pacific Airways Ltd	173,000		$343		Hana Financial Group Inc	451,460		$17,360
					Indiabulls Housing Finance Ltd	1,452,522		5,053
					Mega Financial Holding Co Ltd	25,457,000		22,043
Apparel - 0.67%					Mega Financial Holding Co Ltd - Rights	2,026,691		272
Eclat Textile Co Ltd	392,700		4,319		(a),(b),(c)
Grendene SA	283,200		2,566
Makalot Industrial Co Ltd	957,000		5,777		SinoPac Financial Holdings Co Ltd	19,084,994		9,444
			$12,662					$54,172
					Electric - 1.91%
Automobile Manufacturers - 4.58%					Huaneng Power International Inc	7,460,000		7,787
Great Wall Motor Co Ltd	3,605,500		21,192		Tenaga Nasional BHD	9,435,700		28,197
Hyundai Motor Co	128,529		30,621
Kia Motors Corp	420,142		24,411					$35,984
Tata Motors Ltd ADR	328,142		10,278		Electrical Components & Equipment - 0.50%
			$86,502		Delta Electronics Inc	1,831,000		9,522

Automobile Parts & Equipment - 2.11%
Halla Visteon Climate Control Corp	159,050		5,947		Electronics - 1.32%
Hyundai Mobis	64,832		18,288		Hon Hai Precision Industry Co Ltd	1,394,111		3,544
Hyundai Wia Corp	43,538		7,496		Kinsus Interconnect Technology Corp	2,561,000		9,143
Xinyi Glass Holdings Ltd	8,160,000		8,081		Merry Electronics Co Ltd	1,472,840		5,043
			$39,812		Phison Electronics Corp	994,000		7,144

Banks - 16.18%								$24,874
Agricultural Bank of China Ltd	23,168,000		11,165		Engineering & Construction - 1.72%
AMMB Holdings Bhd	4,213,300		9,888		China Railway Construction Corp Ltd	17,046,158		18,696
Banco de Chile	37,096,533		5,678		Daelim Industrial Co Ltd	94,131		8,738
Banco do Brasil SA	1,656,305		21,996		Grupo Aeroportuario del Sureste SAB de CV	420,246		5,001
Bangkok Bank PCL	2,404,900		15,962					$32,435
Bank Mandiri Persero Tbk PT	10,886,500		8,313
Bank of China Ltd	58,312,400		27,379		Food - 3.66%
Bank Rakyat Indonesia Persero Tbk PT	13,792,770		9,680		BRF SA	630,100		14,795
China Construction Bank Corp	46,293,722		36,018		Cia Brasileira de Distribuicao Grupo Pao de	152,874		7,708
China Merchants Bank Co Ltd	9,035,084		17,965		Acucar ADR
Compartamos SAB de CV (a)	3,613,621		7,015		Indofood Sukses Makmur Tbk PT	6,008,000		3,539
Credicorp Ltd	45,662		6,237		JBS SA	3,522,830		12,659
FirstRand Ltd	2,847,261		10,222		Magnit OJSC	288,225		18,518
Grupo Financiero Banorte SAB de CV	1,177,500		7,538		Uni-President Enterprises Corp	6,214,780		11,835
					Vigor Alimentos SA (c)	26,299		95
HDFC Bank Ltd ADR	315,559		11,439
ICICI Bank Ltd ADR	186,266		6,951					$69,149
Industrial & Commercial Bank of China Ltd	36,462,335		25,561		Forest Products & Paper - 1.13%
Malayan Banking Bhd	6,261,900		19,410		Mondi PLC	989,699		17,678
Sberbank of Russia (b)	8,715,959		28,198		Suzano Papel e Celulose SA	914,900		3,708
Turkiye Halk Bankasi AS	963,882		7,798					$21,386
Turkiye Is Bankasi	4,027,480		11,056
			$305,469		Gas - 0.37%
					China Gas Holdings Ltd	6,306,000		7,033
Beverages - 1.72%
Arca Continental SAB de CV	936,700		5,542
Cia de Bebidas das Americas ADR	435,052		16,184		Healthcare - Services - 0.38%
Fomento Economico Mexicano SAB de CV	75,751		7,067		Mediclinic International Ltd	941,008		7,091
ADR
Fomento Economico Mexicano SAB de CV	32,300		302		Holding Companies - Diversified - 1.41%
Tata Global Beverages Ltd	1,240,030		3,307		Alfa SAB de CV	4,568,266		12,507
			$32,402		KOC Holding AS	1,708,558		8,387
Building Materials - 0.56%					Siam Cement PCL/The	402,900		5,688
China National Building Material Co Ltd	5,300,000		5,182					$26,582
Taiwan Cement Corp	3,749,000		5,456		Home Builders - 0.40%
			$10,638		Quality Houses PCL (b)	78,248,917		7,602
Chemicals - 3.45%
Grand Pacific Petrochemical	8,862,000		6,840		Home Furnishings - 0.11%
LG Chem Ltd	46,135		13,014		LG Corp	35,045		2,072
PTT Global Chemical PCL (b)	4,681,600		11,806
Sasol Ltd	441,262		22,547
Ultrapar Participacoes SA	406,900		10,844		Insurance - 3.78%
			$65,051		Cathay Financial Holding Co Ltd	14,886,414		22,490
					Liberty Holdings Ltd	294,084		3,636
Commercial Services - 1.36%					PICC Property & Casualty Co Ltd	5,986,000		9,179
Kroton Educacional SA	714,200		10,553		Porto Seguro SA	318,000		3,996
OHL Mexico SAB de CV (a)	3,574,815		9,173		Powszechny Zaklad Ubezpieczen SA	95,137		14,479
WuXi PharmaTech Cayman Inc ADR(a)	201,906		5,906		Sanlam Ltd	3,283,369		17,622
			$25,632					$71,402

See accompanying notes

     Schedule of Investments International Emerging Markets Fund October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)		COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Internet - 3.12%						Real Estate - 0.92%
Ctrip.com International Ltd ADR(a)	101,128		$5,486			Country Garden Holdings Co Ltd	23,593,000		$16,178
Mail.ru Group Ltd	219,765		8,105			Shimao Property Holdings Ltd	502,000		1,262
SouFun Holdings Ltd ADR	85,345		4,543						$17,440
Tencent Holdings Ltd	642,900		35,058
Yandex NV (a)	154,337		5,689			Retail - 0.58%
			$58,881			ANTA Sports Products Ltd	2,537,000		3,639
						President Chain Store Corp	995,000		7,258
Iron & Steel - 3.46%									$10,897
Angang Steel Co Ltd (a)	6,166,000		3,733
CAP SA	233,533		4,863			Semiconductors - 9.16%
Cia Siderurgica Nacional SA ADR	1,784,266		9,885			MediaTek Inc	1,005,000		13,740
Gerdau SA ADR	1,324,646		10,504			Samsung Electronics Co Ltd	68,939		95,071
						SK Hynix Inc (a)	599,060		18,026
Hyundai Steel Co	98,117		8,079
Kumba Iron Ore Ltd	216,962		9,082			Taiwan Semiconductor Manufacturing Co Ltd	12,508,685		46,102
POSCO ADR	241,654		17,993						$172,939
Vale SA ADR	67,324		1,078			Software - 1.52%
			$65,217			HCL Technologies Ltd	855,609		15,254
Leisure Products & Services - 0.55%						Tech Mahindra Ltd	531,684		13,419
Merida Industry Co Ltd	1,376,100		10,418						$28,673
						Telecommunications - 7.72%
						Advanced Info Service PCL (b)	1,425,700		11,675
Machinery - Construction & Mining - 0.02%
United Tractors Tbk PT	226,500		352			America Movil SAB de CV ADR	508,020		10,877
						China Mobile Ltd	1,861,093		19,340
						China Unicom Hong Kong Ltd	5,704,000		8,924
Machinery - Diversified - 0.02%						China Wireless Technologies Ltd	8,804,000		3,292
Teco Electric and Machinery Co Ltd	396,000		422			ENTEL Chile SA	441,126		6,791
						Far EasTone Telecommunications Co Ltd	2,111,000		4,836
Media - 1.93%						Idea Cellular Ltd	2,210,473		6,213
						LG Uplus Corp (a)	418,490		4,792
Grupo Televisa SAB ADR	395,758		12,047
Naspers Ltd	261,101		24,440			MegaFon OAO	285,543		10,365
			$36,487			MTN Group Ltd	1,261,086		25,067
						SK Telecom Co Ltd	95,005		20,703
Metal Fabrication & Hardware - 0.75%						Telekomunikasi Indonesia Persero Tbk PT	61,825,500		12,860
Hyosung Corp	68,644		4,628						$145,735
Hyundai Hysco Co Ltd	238,728		9,450
			$14,078			Transportation - 0.23%
						China Shipping Development Co Ltd (a)	7,032,000		3,979
Mining - 1.52%						Sinotrans Ltd (a)	1,576,000		388
Grupo Mexico SAB de CV	4,227,500		13,398						$4,367
Jiangxi Copper Co Ltd	2,025,000		3,882			TOTAL COMMON STOCKS			$1,782,339
MMC Norilsk Nickel OJSC ADR	335,223		5,064			PREFERRED STOCKS - 3.48%	Shares Held	Value	(000	's)
Sesa Sterlite Ltd ADR(a)	495,167		6,388
			$28,732		Banks	- 1.62%
						Banco Bradesco SA	491,940		7,088
Miscellaneous Manufacturing - 0.44%						Itau Unibanco Holding SA	1,514,594		23,393
Largan Precision Co Ltd	245,000		8,343						$30,481

						Iron & Steel - 1.55%
Oil & Gas - 11.22%						Vale SA	1,997,850		29,287
China Petroleum & Chemical Corp	4,989,978		4,040
CNOOC Ltd	14,959,000		30,426
Ecopetrol SA ADR	227,405		10,770			Telecommunications - 0.31%
Gazprom OAO ADR	4,545,032		42,484			Telefonica Brasil SA	268,249		5,912
Lukoil OAO ADR	467,266		30,603
PetroChina Co Ltd	5,744,973		6,542			TOTAL PREFERRED STOCKS			$65,680
Petroleo Brasileiro SA ADR	1,803,313		31,432				Maturity
PTT Exploration & Production PCL (b)	1,838,500		9,948			REPURCHASE AGREEMENTS - 2.04%	Amount (000's)	Value	(000	's)
Reliance Industries Ltd	1,147,185		17,069
Rosneft OAO	1,482,927		11,708		Banks	- 2.04%
						Investment in Joint Trading Account; Barclays $ 9,173			$9,173
SK Holdings Co Ltd	91,984		16,671			Bank PLC Repurchase Agreement; 0.07%
			$211,693			dated 10/31/2013 maturing 11/01/2013
Oil & Gas Services - 0.37%						(collateralized by US Government
China Oilfield Services Ltd	2,276,000		6,361			Securities; $9,355,777; 0.25% - 2.63%;
Eurasia Drilling Co Ltd	12,855		544			dated 06/30/15 - 08/15/20)
			$6,905			Investment in Joint Trading Account; Credit	6,879		6,879
						Suisse Repurchase Agreement; 0.08%
Pharmaceuticals - 0.69%						dated 10/31/2013 maturing 11/01/2013
Lupin Ltd (b)	333,793		4,962
						(collateralized by US Government
Sun Pharmaceutical Industries Ltd	807,072		7,983			Securities; $7,016,832; 0.00%; dated
			$12,945			08/15/16 - 08/15/37)

See accompanying notes

		Schedule of Investments
	International Emerging Markets Fund
		October 31, 2013

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Deutsche $ 15,287		$15,287
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $15,592,960; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	7,154	7,154
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $7,296,851; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
		$38,493
TOTAL REPURCHASE AGREEMENTS		$38,493
Total Investments		$1,886,512
Other Assets in Excess of Liabilities, Net - 0.05%		$895
TOTAL NET ASSETS - 100.00%		$1,887,407

(a)	Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $74,463 or 3.95% of net assets.
(c)	Security is Illiquid

Portfolio Summary (unaudited)

Country	Percent
Korea, Republic Of	17.12%
China	16.59%
Brazil	11.84%
Taiwan, Province Of China	11.34%
Russian Federation	8 .21%
South Africa	6 .34%
India	5 .77%
Mexico	4 .80%
Thailand	3.33%
Malaysia	3 .05%
Hong Kong	2.37%
United States	2 .04%
Indonesia	1.84%
Turkey	1.45%
United Kingdom	0.94%
Chile	0.92%
Poland	0 .77%
Colombia	0 .57%
Peru	0 .33%
Netherlands	0 .30%
Cyprus	0.03%
Other Assets in Excess of Liabilities, Net	0 .05%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2013

COMMON STOCKS - 96.27%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 1.04%					Automobile Parts & Equipment (continued)
Dentsu Inc	6,600		$249		Koito Manufacturing Co Ltd	1,000		$18
JCDecaux SA	674		27		NGK Insulators Ltd	3,000		51
Publicis Groupe SA	4,661		388		NGK Spark Plug Co Ltd	2,000		46
WPP PLC	282,533		6,002		NHK Spring Co Ltd	1,600		17
			$6,666		NOK Corp	900		14
					Stanley Electric Co Ltd	1,300		30
Aerospace & Defense - 1.73%					Sumitomo Electric Industries Ltd	39,700		594
BAE Systems PLC	21,897		160		Sumitomo Rubber Industries Ltd	10,200		142
Cobham PLC	10,828		50		Toyoda Gosei Co Ltd	600		15
European Aeronautic Defence and Space Co	10,037		688		Toyota Boshoku Corp	600		8
NV					Toyota Industries Corp	1,700		75
Finmeccanica SpA (a)	53,800		395
					Yokohama Rubber Co Ltd/The	2,000		20
IHI Corp	13,000		55					$2,482
Meggitt PLC	33,139		304
Rolls-Royce Holdings PLC (a)	42,613		786		Banks - 16.83%
Safran SA	133,761		8,549		Australia & New Zealand Banking Group Ltd	81,200		2,598
Thales SA	914		56		Banco Bilbao Vizcaya Argentaria SA	527,761		6,168
Zodiac Aerospace	342		55		Banco Santander SA	68,320		606
			$11,098		Bank Hapoalim BM	10,598		57
					Bank Leumi Le-Israel BM (a)	12,574		48
Agriculture - 0.74%					Bank of East Asia Ltd	12,380		54
British American Tobacco PLC	43,194		2,383		Bank of Ireland (a)	982,100		357
Imperial Tobacco Group PLC	30,183		1,127		Bank of Ireland (a)	211,139		77
Japan Tobacco Inc	34,000		1,230		Bank of Kyoto Ltd/The	3,000		26
			$4,740		Banque Cantonale Vaudoise	30		17
Airlines - 0.14%					Barclays PLC	1,895,085		7,973
ANA Holdings Inc	11,000		23		Bendigo and Adelaide Bank Ltd	4,081		42
Cathay Pacific Airways Ltd	99,000		196		BNP Paribas SA	124,223		9,164
Deutsche Lufthansa AG (a)	2,308		45		BOC Hong Kong Holdings Ltd	26,000		85
easyJet PLC	1,537		32		CaixaBank	61,300		319
International Consolidated Airlines Group SA	66,113		368		Chiba Bank Ltd/The	7,000		50
(a)					Chugoku Bank Ltd/The	1,600		23
Japan Airlines Co Ltd	2,800		164		Commerzbank AG (a)	5,788		74
Singapore Airlines Ltd	5,000		42		Commonwealth Bank of Australia	17,719		1,276
					Credit Agricole SA (a)	6,320		76
			$870		Credit Suisse Group AG (a)	45,582		1,418
Apparel - 1.46%					Danske Bank A/S (a)	4,598		107
Adidas AG	72,791		8,295		DBS Group Holdings Ltd	563,436		7,596
Asics Corp	1,600		28		Deutsche Bank AG	158,128		7,642
Burberry Group PLC	3,113		76		DNB ASA	386,926		6,858
Christian Dior SA	379		72		Erste Group Bank AG	17,280		607
LVMH Moet Hennessy Louis Vuitton SA	4,640		891		Grupo Financiero Banorte SAB de CV	516,756		3,308
Yue Yuen Industrial Holdings Ltd	8,000		22		Gunma Bank Ltd/The	4,000		23
			$9,384		Hachijuni Bank Ltd/The	4,000		25
Automobile Manufacturers - 3.33%					Hang Seng Bank Ltd	5,200		87
Bayerische Motoren Werke AG	2,301		260		Hokuhoku Financial Group Inc	12,000		25
Daihatsu Motor Co Ltd	2,000		39		HSBC Holdings PLC	881,923		9,667
Daimler AG	88,307		7,230		Intesa Sanpaolo SpA	69,177		172
Fiat SpA (a)	8,773		69		Iyo Bank Ltd/The	3,000		31
Fuji Heavy Industries Ltd	21,000		574		Joyo Bank Ltd/The	6,000		31
Hino Motors Ltd	3,000		42		KBC Groep NV	23,203		1,264
					Lloyds Banking Group PLC (a)	956,490		1,183
Honda Motor Co Ltd	32,900		1,314
Mazda Motor Corp (a)	17,000		76		Mitsubishi UFJ Financial Group Inc	230,400		1,467
Mitsubishi Motors Corp (a)	4,000		45		Mizrahi Tefahot Bank Ltd	1,251		15
Nissan Motor Co Ltd	56,700		570		Mizuho Financial Group Inc	154,979		325
Renault SA	6,336		553		National Australia Bank Ltd	16,074		537
Scania AB	6,900		138		Natixis	9,069		49
Suzuki Motor Corp	273,600		6,880		Nishi-Nippon City Bank Ltd/The	7,000		19
Toyota Motor Corp	52,272		3,390		Nordea Bank AB	96,843		1,239
Volkswagen AG	294		72		Oversea-Chinese Banking Corp Ltd	17,001		142
Volvo AB - B Shares	8,973		115		Pohjola Bank PLC	1,402		25
					Resona Holdings Inc	12,800		67
			$21,367		Royal Bank of Scotland Group PLC (a)	12,679		75
Automobile Parts & Equipment - 0.39%					Sberbank of Russia ADR	411,129		5,243
Aisin Seiki Co Ltd	1,800		73		Shinsei Bank Ltd	222,000		519
Bridgestone Corp	18,700		641		Skandinaviska Enskilda Banken AB	10,655		129
Cie Generale des Etablissements Michelin	1,238		129		Societe Generale SA	15,176		857
Continental AG	765		140		Standard Chartered PLC	66,331		1,593
Denso Corp	3,200		154		Sumitomo Mitsui Financial Group Inc	267,000		12,906
GKN PLC	11,269		66		Sumitomo Mitsui Trust Holdings Inc	116,250		574
JTEKT Corp	19,400		249		Suruga Bank Ltd	2,000		32

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Banks (continued)					Chemicals (continued)
Svenska Handelsbanken AB	13,048		$590		Mitsubishi Gas Chemical Co Inc	25,000		$205
Swedbank AB	23,225		605		Mitsui Chemicals Inc	8,000		21
Toronto-Dominion Bank/The	73,825		6,772		Nitto Denko Corp	1,100		58
UBS AG (a)	123,065		2,381		Novozymes A/S	2,265		89
UniCredit SpA	30,258		228		Shin-Etsu Chemical Co Ltd	9,500		537
United Overseas Bank Ltd	56,805		952		Solvay SA	355		55
Westpac Banking Corp	42,378		1,376		Sumitomo Chemical Co Ltd	14,000		51
Wing Hang Bank Ltd	20,174		287		Symrise AG	111,979		4,741
Yamaguchi Financial Group Inc	2,000		19		Syngenta AG	17,390		7,019
			$108,157		Taiyo Nippon Sanso Corp	2,000		14
					Teijin Ltd	8,000		18
Beverages - 3.15%					Yara International ASA	1,714		74
Anheuser-Busch InBev NV	22,931		2,378					$24,158
Asahi Group Holdings Ltd	2,500		68
Carlsberg A/S	847		85		Commercial Services - 2.34%
Coca-Cola Amatil Ltd	5,732		70		Abertis Infraestructuras SA	3,681		79
Coca-Cola West Co Ltd	600		12		Adecco SA (a)	900		66
Diageo PLC	280,270		8,934		Atlantia SpA	3,208		70
Heineken Holding NV	1,012		64		Babcock International Group PLC	11,118		227
Heineken NV	107,603		7,414		Brambles Ltd	763,263		6,701
Kirin Holdings Co Ltd	6,000		88		Bunzl PLC	10,933		242
Pernod Ricard SA	1,266		152		Capita PLC	356,704		5,639
SABMiller PLC	18,740		977		Dai Nippon Printing Co Ltd	6,000		63
			$20,242		Edenred	2,042		69
					Experian PLC	25,927		528
Biotechnology - 0.23%					Intertek Group PLC	3,600		192
CSL Ltd	22,761		1,496		Randstad Holding NV	1,209		75
					Secom Co Ltd	1,300		78
Building Materials - 1.56%					Securitas AB	3,144		36
Asahi Glass Co Ltd	10,000		62		Serco Group PLC	31,418		281
Boral Ltd	7,758		36		SGS SA	166		388
Cie de St-Gobain	2,688		141		Sodexo	2,164		210
CRH PLC	12,024		292		Toppan Printing Co Ltd	5,000		40
Daikin Industries Ltd	9,300		535		Transurban Group	9,389		63
Fletcher Building Ltd	7,018		58					$15,047
Geberit AG	249		75
HeidelbergCement AG	97,934		7,711		Computers - 0.17%
Holcim Ltd (a)	1,370		102		AtoS	2,202		188
Imerys SA	339		27		Cap Gemini SA	989		65
James Hardie Industries PLC	36,305		376		Computershare Ltd	4,462		45
					Fujitsu Ltd	19,000		82
Lafarge SA	5,511		381		Gemalto NV	572		64
LIXIL Group Corp	2,700		63
Sika AG	21		66		Itochu Techno-Solutions Corp	300		12
Taiheiyo Cement Corp	12,000		51		Nomura Research Institute Ltd	8,500		285
					NTT Data Corp	1,200		40
TOTO Ltd	3,000		42		Otsuka Corp	200		26
			$10,018		TDK Corp	7,400		314
Chemicals - 3.76%								$1,121
Air Liquide SA	2,332		318
Air Water Inc	1,000		14		Consumer Products - 0.31%
					Henkel AG & Co KGaA	4,412		407
Akzo Nobel NV	1,421		103		Reckitt Benckiser Group PLC	19,623		1,526
Arkema SA	57,036		6,476
Asahi Kasei Corp	54,000		411		Societe BIC SA	290		36
BASF SE	6,874		714					$1,969
Croda International PLC	8,869		346		Cosmetics & Personal Care - 1.03%
Daicel Corp	3,000		25		Beiersdorf AG	601		57
EMS-Chemie Holding AG	82		30		Kao Corp	3,500		116
Givaudan SA (a)	60		85		L'Oreal SA	36,840		6,290
Hitachi Chemical Co Ltd	1,000		15		Shiseido Co Ltd	3,600		62
Incitec Pivot Ltd	16,351		41		Unicharm Corp	1,100		71
Israel Chemicals Ltd	4,471		37					$6,596
Johnson Matthey PLC	10,237		493
JSR Corp	11,000		210		Distribution & Wholesale - 0.26%
K+S AG	1,729		44		ITOCHU Corp	43,000		517
Kaneka Corp	3,000		19		Li & Fung Ltd	60,000		85
Kansai Paint Co Ltd	2,000		27		Marubeni Corp	11,000		86
Koninklijke DSM NV	7,131		540		Mitsubishi Corp	9,500		192
LANXESS AG	6,035		424		Mitsui & Co Ltd	11,733		168
Linde AG	4,195		796		Sojitz Corp	12,600		24
Lonza Group AG (a)	530		47		Sumitomo Corp	7,500		98
Mitsubishi Chemical Holdings Corp	13,000		61		Toyota Tsusho Corp	2,100		58

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Distribution & Wholesale (continued)					Electronics (continued)
Wolseley PLC	8,333		$449		Murata Manufacturing Co Ltd	6,200		$497
			$1,677		Nippon Electric Glass Co Ltd	3,000		15
					Omron Corp	12,500		477
Diversified Financial Services - 1.56%					Rexel SA	2,125		53
Acom Co Ltd (a)	4,000		16
					Toshiba Corp	24,000		102
AEON Financial Service Co Ltd	700		21		Yaskawa Electric Corp	2,000		26
Credit Saison Co Ltd	9,700		266		Yokogawa Electric Corp	2,200		29
Daiwa Securities Group Inc	11,000		100					$3,409
Deutsche Boerse AG	1,220		92
Hong Kong Exchanges and Clearing Ltd	7,764		125		Energy - Alternate Sources - 0.01%
Japan Exchange Group Inc	2,500		58		Enel Green Power SpA	17,568		43
Julius Baer Group Ltd (a)	136,125		6,690
London Stock Exchange Group PLC	1,708		45
					Engineering & Construction - 0.36%
Macquarie Group Ltd	13,458		647		ABB Ltd (a)	14,814		377
Mitsubishi UFJ Lease & Finance Co Ltd	51,600		292		Acciona SA	257		16
Nomura Holdings Inc	55,800		412
Old Mutual PLC	33,965		111		ACS Actividades de Construccion y Servicios	1,412		46
ORIX Corp	62,000		1,074		SA
					Aeroports de Paris	297		32
Schroders PLC	1,163		48		Auckland International Airport Ltd	9,295		26
Singapore Exchange Ltd	9,000		53		Bouygues SA	1,897		74
			$10,050		Cheung Kong Infrastructure Holdings Ltd	25,000		174
Electric - 0.68%					Chiyoda Corp	18,000		228
AGL Energy Ltd	5,333		79		Ferrovial SA	4,050		77
Chubu Electric Power Co Inc	4,300		64		Hochtief AG	308		28
Chugoku Electric Power Co Inc/The	3,000		46		Kajima Corp	9,000		38
CLP Holdings Ltd	11,663		94		Kinden Corp	1,000		11
Contact Energy Ltd	3,697		16		Koninklijke Boskalis Westminster NV	763		37
E.ON SE	12,532		228		Leighton Holdings Ltd	1,523		26
EDP - Energias de Portugal SA	19,160		71		Obayashi Corp	7,000		45
Electric Power Development Co Ltd	1,100		35		Sembcorp Industries Ltd	25,000		107
Electricite de France SA	2,413		85		Shimizu Corp	6,000		31
Enel SpA	44,136		195		Singapore Technologies Engineering Ltd	15,000		51
Fortum OYJ	3,053		68		Skanska AB	3,815		74
GDF Suez	40,141		1,000		Sydney Airport	14,524		58
Hokuriku Electric Power Co	1,700		24		Taisei Corp	10,000		51
Iberdrola SA	135,940		854		Vinci SA	10,265		658
Kansai Electric Power Co Inc/The	61,500		778		WorleyParsons Ltd	2,074		43
Kyushu Electric Power Co Inc	4,100		58					$2,308
Origin Energy Ltd	3,001		41
Power Assets Holdings Ltd	9,500		79		Entertainment - 0.11%
Red Electrica Corp SA	1,086		68		Genting Singapore PLC	61,000		75
					OPAP SA	2,235		28
RWE AG	3,281		121		Oriental Land Co Ltd/Japan	500		80
SP AusNet	16,763		20		Sankyo Co Ltd	500		24
SSE PLC	6,710		152
Terna Rete Elettrica Nazionale SpA	15,110		75		Tabcorp Holdings Ltd	7,369		25
					Tatts Group Ltd	66,319		196
Tohoku Electric Power Co Inc	4,800		58
Tokyo Electric Power Co Inc (a)	14,500		77		Toho Co Ltd/Tokyo	1,200		26
Verbund AG	682		16		William Hill PLC	34,886		224
			$4,402					$678
					Environmental Control - 0.00%
Electrical Components & Equipment - 2.99%					Kurita Water Industries Ltd	1,200		26
Brother Industries Ltd	2,400		27
Casio Computer Co Ltd	2,300		22
Furukawa Electric Co Ltd	6,000		14		Food - 4.14%
Hitachi Ltd	1,108,000		7,751		Ajinomoto Co Inc	17,000		238
Legrand SA	11,081		629		Associated British Foods PLC	8,829		321
Mabuchi Motor Co Ltd	300		16		Calbee Inc	800		21
Nidec Corp	3,600		351		Carrefour SA	22,274		813
Osram Licht AG (a)	4,318		224		Casino Guichard Perrachon SA	565		64
Prysmian SpA	2,046		50		Colruyt SA	756		42
Schneider Electric SA	120,482		10,138		Danone	4,529		336
			$19,222		Delhaize Group SA	1,023		65
					Distribuidora Internacional de Alimentacion	24,838		227
Electronics - 0.53%					SA
AAC Technologies Holdings Inc	41,000		181		J Sainsbury PLC	12,322		78
Advantest Corp	1,500		18		Kerry Group PLC	1,496		96
Hirose Electric Co Ltd	300		46		Kesko OYJ	638		21
Hoya Corp	2,500		60		Kikkoman Corp	2,000		37
Keyence Corp	1,170		502		Koninklijke Ahold NV	16,423		312
Koninklijke Philips NV	37,035		1,309		Lindt & Spruengli AG - PC	8		34
Kyocera Corp	1,800		94		MEIJI Holdings Co Ltd	600		34

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Food (continued)					Holding Companies - Diversified (continued)
Nestle SA	159,235		$11,494		Jardine Strategic Holdings Ltd	201,637		$6,828
Nippon Meat Packers Inc	2,000		29		Keppel Corp Ltd	10,100		88
Nisshin Seifun Group Inc	1,650		18		Noble Group Ltd	265,839		220
Nissin Foods Holdings Co Ltd	500		21		Swire Pacific Ltd	15,500		179
Seven & I Holdings Co Ltd	227,900		8,435		Wendel SA	322		45
Suedzucker AG	819		26		Wharf Holdings Ltd	11,000		93
Tate & Lyle PLC	4,668		59					$14,598
Tesco PLC	94,924		554
Toyo Suisan Kaisha Ltd	1,000		32		Home Builders - 1.31%
Unilever NV - CVA	29,947		1,186		Daiwa House Industry Co Ltd	4,000		80
					Persimmon PLC (a)	2,936		59
Unilever PLC	17,887		724
Wilmar International Ltd	19,000		53		Sekisui Chemical Co Ltd	676,000		7,855
WM Morrison Supermarkets PLC	16,131		73		Sekisui House Ltd	5,000		72
Woolworths Ltd	32,441		1,069		Taylor Wimpey PLC	212,100		374
Yakult Honsha Co Ltd	1,000		51					$8,440
Yamazaki Baking Co Ltd	1,000		10		Home Furnishings - 0.05%
			$26,573		Matsushita Electric Industrial Co Ltd	14,700		151
					Sharp Corp/Japan (a)	11,000		32
Food Service - 0.02%
Compass Group PLC	10,928		157		Sony Corp	6,600		115
								$298

Forest Products & Paper - 0.14%					Insurance - 5.08%
Mondi PLC	6,900		123		Admiral Group PLC	1,998		41
Oji Holdings Corp	8,000		37		Aegon NV	99,721		793
Stora Enso OYJ	5,533		51		Ageas	8,214		350
Svenska Cellulosa AB SCA	24,004		682		AIA Group Ltd	1,785,800		9,067
			$893		Allianz SE	5,288		888
					AMP Ltd	17,487		78
Gas - 0.18%					Assicurazioni Generali SpA	6,967		163
Centrica PLC	83,757		475		Aviva PLC	17,576		126
Enagas SA	1,916		51		AXA SA	34,674		864
Hong Kong & China Gas Co Ltd	39,841		93		Baloise Holding AG	477		55
National Grid PLC	22,020		277		CNP Assurances	1,559		27
Osaka Gas Co Ltd	18,000		76		Dai-ichi Life Insurance Co Ltd/The	5,700		81
Snam SpA	14,119		73		Direct Line Insurance Group PLC	8,269		30
Tokyo Gas Co Ltd	17,000		92		Gjensidige Forsikring ASA	2,008		38
			$1,137		Hannover Rueck SE	605		48
					ING Groep NV (a)	67,855		862
Hand & Machine Tools - 1.23%					Insurance Australia Group Ltd	15,119		88
Fuji Electric Co Ltd	6,000		27		Legal & General Group PLC	150,489		521
Sandvik AB	6,760		92		Mapfre SA	7,716		31
Schindler Holding AG - PC	1,855		263
Schindler Holding AG - REG	217		31		MS&AD Insurance Group Holdings	16,260		421
SMC Corp/Japan	31,700		7,380		Muenchener Rueckversicherungs AG	1,244		260
					Prudential PLC	376,484		7,699
THK Co Ltd	5,100		111		QBE Insurance Group Ltd	40,250		564
			$7,904		Resolution Ltd	66,095		378
Healthcare - Products - 0.70%					Sampo	12,908		611
Coloplast A/S	1,143		74		SCOR SE	1,638		58
Elekta AB	3,694		54		Sony Financial Holdings Inc	1,700		32
Essilor International SA	36,011		3,859		Standard Life PLC	14,122		80
Getinge AB	2,010		64		Suncorp Group Ltd	40,547		511
Luxottica Group SpA	1,145		62		Swiss Life Holding AG (a)	311		62
Olympus Corp (a)	5,300		170		Swiss Re AG	8,254		725
Shimadzu Corp	2,000		20		T&D Holdings Inc	5,800		70
Smith & Nephew PLC	6,895		88		Tokio Marine Holdings Inc	16,466		540
Sysmex Corp	700		46		Tryg A/S	246		23
Terumo Corp	1,500		73		Zurich Insurance Group AG (a)	23,436		6,477
			$4,510					$32,662

Healthcare - Services - 0.13%					Internet - 0.15%
Fresenius Medical Care AG & Co KGaA	1,261		83		Iliad SA	229		52
Fresenius SE & Co KGaA	3,650		474		M3 Inc	7		19
Miraca Holdings Inc	500		23		Nexon Co Ltd	1,100		13
Ramsay Health Care Ltd	5,265		193		Rakuten Inc	36,700		478
Sonic Healthcare Ltd	3,648		56		SBI Holdings Inc/Japan	2,300		28
			$829		Seek Ltd	20,744		255
					Trend Micro Inc/Japan	1,100		41
Holding Companies - Diversified - 2.27%					United Internet AG	971		39
GEA Group AG	159,902		6,950		Yahoo Japan Corp	14,600		68
Hutchison Whampoa Ltd	14,000		174					$993
Industrivarden AB	1,182		21

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Investment Companies - 0.02%					Metal Fabrication & Hardware - 0.14%
Delek Group Ltd	46		$16		Assa Abloy AB	13,150		$653
Exor SpA	985		39		Maruichi Steel Tube Ltd	500		12
Investor AB	3,162		101		NSK Ltd	4,000		43
			$156		SKF AB	2,439		64
					Tenaris SA	3,374		79
Iron & Steel - 0.15%					Vallourec SA	1,063		63
ArcelorMittal	5,962		94					$914
Daido Steel Co Ltd	3,000		17
Fortescue Metals Group Ltd	14,375		71		Mining - 1.95%
JFE Holdings Inc	3,200		73		Alumina Ltd (a)	24,692		24
Kobe Steel Ltd	25,000		44		Anglo American PLC	8,300		198
Nippon Steel & Sumitomo Metal Corp	189,000		624		Antofagasta PLC	3,959		54
Voestalpine AG	1,125		53		BHP Billiton Ltd	21,491		760
			$976		BHP Billiton PLC	235,733		7,275
					Boliden AB	2,746		39
Leisure Products & Services - 0.09%					Fresnillo PLC	9,600		150
Flight Centre Ltd	554		27		Glencore Xstrata PLC	63,463		346
Sega Sammy Holdings Inc	18,700		479		Iluka Resources Ltd	22,965		222
Tui Travel PLC	4,534		28		Mitsubishi Materials Corp	10,000		39
Yamaha Corp	1,600		24		Orica Ltd	3,555		71
			$558		Randgold Resources Ltd	2,300		171
Lodging - 0.35%					Rio Tinto Ltd	21,758		1,309
City Developments Ltd	4,000		33		Rio Tinto PLC	36,462		1,845
Crown Ltd	4,022		64		Vedanta Resources PLC	944		16
Galaxy Entertainment Group Ltd (a)	14,000		104					$12,519
InterContinental Hotels Group PLC	6,600		192		Miscellaneous Manufacturing - 0.49%
MGM China Holdings Ltd	9,200		32		Alfa Laval AB	3,369		77
Sands China Ltd	159,800		1,137		ALS Ltd/Queensland	3,764		36
SJM Holdings Ltd	20,000		65		Ansell Ltd	12,441		229
Sky City Entertainment Group Ltd	5,792		19		FUJIFILM Holdings Corp	3,200		78
Whitbread PLC	5,975		329		IMI PLC	9,428		229
Wynn Macau Ltd	78,800		302		Konica Minolta Inc	26,500		219
			$2,277		Siemens AG	16,091		2,056
Machinery - Construction & Mining - 0.20%					Smiths Group PLC	3,946		91
Atlas Copco AB - A Shares	4,524		126		Sulzer AG	241		38
Atlas Copco AB - B Shares	2,629		65		Wartsila OYJ Abp	1,776		79
Hitachi Construction Machinery Co Ltd	1,100		23					$3,132
Komatsu Ltd	6,300		138		Office & Business Equipment - 0.08%
Mitsubishi Electric Corp	82,000		902		Canon Inc	6,800		214
			$1,254		Ricoh Co Ltd	28,000		296
Machinery - Diversified - 1.37%								$510
Alstom SA	2,090		78		Oil & Gas - 5.85%
Amada Co Ltd	4,000		34		BG Group PLC	509,038		10,385
Andritz AG	2,900		179		BP PLC	170,901		1,326
CNH Industrial NV (a)	6,351		75
					Caltex Australia Ltd	1,355		24
FANUC Corp	44,400		7,122		Cosmo Oil Co Ltd	6,000		11
Kawasaki Heavy Industries Ltd	87,000		340		Eni SpA	15,181		385
Kone OYJ	1,049		93		Idemitsu Kosan Co Ltd	300		25
Kubota Corp	7,000		104		Inpex Corp	28,000		324
Metso OYJ	1,283		50		Japan Petroleum Exploration Co	300		12
Mitsubishi Heavy Industries Ltd	70,000		444		JX Holdings Inc	54,820		271
Nabtesco Corp	1,100		27		Neste Oil OYJ	1,286		25
Sumitomo Heavy Industries Ltd	46,000		204		OMV AG	1,478		70
Weir Group PLC/The	2,134		77		Premier Oil PLC	875,006		4,867
			$8,827		Repsol SA	18,511		496
Media - 0.39%					Royal Dutch Shell PLC - A Shares	61,786		2,058
British Sky Broadcasting Group PLC	7,385		111		Royal Dutch Shell PLC - B Shares	17,956		622
Fuji Media Holdings Inc	11,400		227		Santos Ltd	6,551		94
ITV PLC	235,537		720		Seadrill Ltd	2,680		124
Lagardere SCA	1,117		41		Showa Shell Sekiyu KK	1,900		20
Pearson PLC	5,702		119		Statoil ASA	237,821		5,627
ProSiebenSat.1 Media AG	1,042		50		Suncor Energy Inc	167,787		6,097
Reed Elsevier NV	18,288		368		TonenGeneral Sekiyu KK	3,000		28
Reed Elsevier PLC	38,114		534		Total SA	49,549		3,045
RTL Group SA	2,100		228		Transocean Ltd	10,674		505
Singapore Press Holdings Ltd	15,000		51		Tullow Oil PLC	5,402		82
Wolters Kluwer NV	3,031		82		Woodside Petroleum Ltd	28,596		1,048
			$2,531					$37,571

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Oil & Gas Services - 0.20%					Real Estate (continued)
Amec PLC	14,307		$270		Tokyu Fudosan Holdings Corp	5,300		$52
Fugro NV	704		44		UOL Group Ltd	45,000		239
John Wood Group PLC	21,200		276		Wheelock & Co Ltd	37,000		189
Subsea 7 SA	11,000		233					$9,699
Technip SA	4,506		471
			$1,294		REITS - 0.41%
					Ascendas Real Estate Investment Trust	20,000		38
Packaging & Containers - 0.06%					British Land Co PLC	29,758		297
Amcor Ltd/Australia	8,395		86		CapitaCommercial Trust	19,000		23
Rexam PLC	34,530		288		CapitaMall Trust	23,000		37
Toyo Seikan Group Holdings Ltd	1,500		31		CFS Retail Property Trust Group	21,235		42
			$405		Fonciere Des Regions	288		25
					Gecina SA	219		29
Pharmaceuticals - 8.63%					GPT Group	17,903		62
Actelion Ltd (a)	1,082		84
					Hammerson PLC	7,215		61
Alfresa Holdings Corp	400		22		Intu Properties PLC	6,762		37
Astellas Pharma Inc	146,300		8,155		Japan Prime Realty Investment Corp	7		23
AstraZeneca PLC	7,431		393		Land Securities Group PLC	4,653		74
Bayer AG	20,912		2,594		Link REIT/The	15,301		77
Chugai Pharmaceutical Co Ltd	2,200		52		Mirvac Group	144,450		238
Daiichi Sankyo Co Ltd	11,500		213		Nippon Building Fund Inc	6		74
Eisai Co Ltd	1,500		59		Nomura Real Estate Office Fund Inc	3		15
GlaxoSmithKline PLC	49,583		1,308		Unibail-Rodamco SE	2,550		668
Grifols SA ADR	13,419		405		Westfield Group	72,693		744
Grifols SA	1,487		61		Westfield Retail Trust	30,572		89
Hikma Pharmaceuticals PLC	13,741		265					$2,653
Hisamitsu Pharmaceutical Co Inc	600		32
Kyowa Hakko Kirin Co Ltd	2,000		22		Retail - 1.92%
Medipal Holdings Corp	1,400		19		ABC-Mart Inc	300		15
Merck KGaA	511		85		Aeon Co Ltd	5,800		79
Mitsubishi Tanabe Pharma Corp	2,200		31		Cie Financiere Richemont SA	10,764		1,104
Novartis AG	17,530		1,361		Citizen Holdings Co Ltd	2,700		19
Novo Nordisk A/S	12,316		2,051		Don Quijote Co Ltd	4,000		266
Otsuka Holdings Co Ltd	2,400		68		Fast Retailing Co Ltd	300		101
Roche Holding AG	51,496		14,240		Harvey Norman Holdings Ltd	5,333		16
Rohto Pharmaceutical Co Ltd	12,000		174		Hennes & Mauritz AB	30,379		1,313
Sanofi	116,990		12,474		Inditex SA	1,307		215
Santen Pharmaceutical Co Ltd	3,400		173		Isetan Mitsukoshi Holdings Ltd	3,600		55
Shionogi & Co Ltd	10,400		230		J Front Retailing Co Ltd	5,000		39
Shire PLC	227,059		10,015		Kering	33,170		7,517
Suzuken Co Ltd/Aichi Japan	800		29		Kingfisher PLC	74,951		453
Taisho Pharmaceutical Holdings Co Ltd	300		21		Lawson Inc	700		56
Takeda Pharmaceutical Co Ltd	5,200		248		Lifestyle International Holdings Ltd	96,000		209
Teva Pharmaceutical Industries Ltd	5,083		189		Marks & Spencer Group PLC	11,268		91
Tsumura & Co	600		19		Next PLC	1,121		98
UCB SA	5,700		374		Nitori Holdings Co Ltd	1,300		122
			$55,466		Swatch Group AG/The - BR	214		137
					Swatch Group AG/The - REG	436		48
Pipelines - 0.01%					Takashimaya Co Ltd	2,000		19
APA Group	8,021		46		Travis Perkins PLC	2,374		71
					USS Co Ltd	2,200		32
Real Estate - 1.51%					Wesfarmers Ltd	6,892		280
Aeon Mall Co Ltd	9,350		265					$12,355
Cheung Kong Holdings Ltd	9,400		147
Daito Trust Construction Co Ltd	700		72		Semiconductors - 1.14%
Global Logistic Properties Ltd	104,000		258		ARM Holdings PLC	10,069		158
					ASML Holding NV	2,140		203
Hang Lung Properties Ltd	22,000		72		Infineon Technologies AG	698,812		6,760
Henderson Land Development Co Ltd	11,000		65
Hongkong Land Holdings Ltd	921,000		5,664		Rohm Co Ltd	1,000		41
					Shinko Electric Industries Co Ltd	10,200		91
Hysan Development Co Ltd	48,000		225		Tokyo Electron Ltd	1,200		66
Keppel Land Ltd	7,000		21
Mitsubishi Estate Co Ltd	8,000		229					$7,319
Mitsui Fudosan Co Ltd	24,000		795		Shipbuilding - 0.01%
New World Development Co Ltd	37,155		51		Sembcorp Marine Ltd	8,000		29
Nomura Real Estate Holdings Inc	1,100		28		Yangzijiang Shipbuilding Holdings Ltd	18,000		17
Sino Land Co Ltd	28,441		40					$46
Sumitomo Realty & Development Co Ltd	2,244		106
Sun Hung Kai Properties Ltd	65,968		864		Software - 1.18%
Swire Properties Ltd	11,800		32		Amadeus IT Holding SA	20,313		754
Swiss Prime Site AG (a)	542		41		Check Point Software Technologies Ltd (a)	93,760		5,440
Tokyo Tatemono Co Ltd	26,000		244		Dassault Systemes SA	629		76

See accompanying notes

Schedule of Investments International Fund I

October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Software (continued)					Transportation (continued)
GungHo Online Entertainment Inc (a)	30		$19		Nippon Express Co Ltd	9,000		$45
SAP AG	16,748		1,311		Nippon Yusen KK	17,000		52
			$7,600		Orient Overseas International Ltd	32,500		168
					Toll Holdings Ltd	6,839		37
Telecommunications - 7.34%					West Japan Railway Co	5,400		242
Belgacom SA	1,524		42		Yamato Holdings Co Ltd	3,600		77
Bezeq The Israeli Telecommunication Corp	182,048		316					$16,948
Ltd
BT Group PLC	1,262,072		7,637		TOTAL COMMON STOCKS			$618,643
Deutsche Telekom AG	19,624		308		PREFERRED STOCKS - 0.31%	Shares Held	Value	(000	's)
Elisa OYJ	1,417		35		Automobile Manufacturers - 0.29%
Eutelsat Communications SA	1,326		42		Bayerische Motoren Werke AG	538		45
Hellenic Telecommunications Organization	2,376		30		Porsche Automobil Holding SE	1,064		99
SA (a)					Volkswagen AG	6,648		1,686
HKT Trust / HKT Ltd	22,000		20					$1,830
Idea Cellular Ltd - Warrants (a)	2,659,945		7,448
Inmarsat PLC	4,496		52		Consumer Products - 0.02%
KDDI Corp	20,100		1,089		Henkel AG & Co KGaA	1,343		145
Koninklijke KPN NV (a)	129,773		413
NICE Systems Ltd	578		23		Electric - 0.00%
Nippon Telegraph & Telephone Corp	97,400		5,063		RWE AG	390		14
Nokia OYJ (a)	915,287		6,957
NTT DOCOMO Inc	10,500		167
Orange SA	12,715		175		Oil & Gas - 0.00%
PCCW Ltd	40,000		18		Fuchs Petrolub SE	344		28
SES SA	2,113		61
Singapore Telecommunications Ltd	241,000		732		TOTAL PREFERRED STOCKS			$2,017
SoftBank Corp	20,505		1,531			Maturity
StarHub Ltd	6,000		21		REPURCHASE AGREEMENTS - 1.47% Amount (000's)		Value	(000	's)
Swisscom AG	161		82		Banks - 1.47%
TDC A/S	60,725		549		Investment in Joint Trading Account; Barclays $	2,248		$2,248
Telecom Corp of New Zealand Ltd	19,261		37		Bank PLC Repurchase Agreement; 0.07%
Telecom Italia SpA	60,416		59		dated 10/31/2013 maturing 11/01/2013
Telefonaktiebolaget LM Ericsson	18,272		219		(collateralized by US Government
Telefonica SA	53,537		942		Securities; $2,293,073; 0.25% - 2.63%;
Telekom Austria AG	2,242		18		dated 06/30/15 - 08/15/20)
Telenet Group Holding NV	512		28		Investment in Joint Trading Account; Credit	1,686		1,686
Telenor ASA	30,213		726		Suisse Repurchase Agreement; 0.08%
TeliaSonera AB	18,240		151		dated 10/31/2013 maturing 11/01/2013
Telstra Corp Ltd	28,875		141		(collateralized by US Government
Vivendi SA	52,219		1,322		Securities; $1,719,804; 0.00%; dated
Vodafone Group PLC	2,963,193		10,667		08/15/16 - 08/15/37)
Ziggo NV	1,648		71		Investment in Joint Trading Account; Deutsche	3,747		3,747
			$47,192		Bank Repurchase Agreement; 0.11% dated
Textiles - 0.01%					10/31/2013 maturing 11/01/2013
Toray Industries Inc	10,000		62		(collateralized by US Government
					Securities; $3,821,788; 0.00% - 5.50%;
					dated 12/27/13 - 07/15/36)
Toys, Games & Hobbies - 0.02%					Investment in Joint Trading Account; Merrill	1,753		1,753
Namco Bandai Holdings Inc	1,800		34		Lynch Repurchase Agreement; 0.09%
Nintendo Co Ltd	700		79		dated 10/31/2013 maturing 11/01/2013
			$113		(collateralized by US Government
Transportation - 2.64%					Securities; $1,788,435; 0.00% - 7.13%;
AP Moeller - Maersk A/S - A shares	5		45		dated 03/15/14 - 01/15/48)
AP Moeller - Maersk A/S - B shares	38		368					$9,434
Asciano Ltd	9,792		54		TOTAL REPURCHASE AGREEMENTS			$9,434
Aurizon Holdings Ltd	13,494		61		Total Investments			$630,094
Canadian Pacific Railway Ltd	47,414		6,777		Other Assets in Excess of Liabilities, Net - 1.95%			$12,510
Central Japan Railway Co	1,000		130		TOTAL NET ASSETS - 100.00%			$642,604
ComfortDelGro Corp Ltd	18,000		28
Deutsche Post AG	6,109		206
DSV A/S	1,804		53		(a) Non-Income Producing Security
East Japan Railway Co	95,600		8,305
Hankyu Hanshin Holdings Inc	11,000		62
Hutchison Port Holdings Trust	53,000		39
Kamigumi Co Ltd	3,000		26
Keio Corp	6,000		42
Keisei Electric Railway Co Ltd	3,000		31
Mitsui OSK Lines Ltd	11,000		46
MTR Corp Ltd	14,000		54

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2013

Portfolio Summary (unaudited)
Country		Percent
Japan		18.80%
United Kingdom		17.81%
France		12.59%
Germany		9 .86%
Switzerland		8.79%
Hong Kong		4.21%
Australia		3.78%
Canada		3.05%
Netherlands		2 .61%
Norway		2 .08%
Ireland		1.84%
Spain		1 .78%
Singapore		1.67%
United States		1 .47%
Finland		1.23%
Luxembourg		1 .22%
Sweden		1 .00%
Israel		0 .95%
Russian Federation		0 .82%
Belgium		0.71%
Mexico		0 .54%
Denmark		0 .53%
Italy		0 .34%
Austria		0.14%
Guernsey		0 .06%
Macao		0.05%
Jersey, Channel Islands		0 .03%
China		0.03%
New Zealand		0.02%
Bermuda		0 .02%
Greece		0 .01%
Portugal		0 .01%
Other Assets in Excess of Liabilities, Net		1 .95%
TOTAL NET ASSETS		100.00%

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
eMini MSCI EAFE; December 2013	Long	148	$13,551		$13,877	$326
S&P 500 Emini; December 2013	Long	68	5,790		5,954	164
Total						$490

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
LargeCap Blend Fund II
October 31, 2013

COMMON STOCKS - 97.72%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.07%					Beverages - 2.26%
Interpublic Group of Cos Inc/The	8,700		$146		Coca-Cola Co/The	77,913		$3,083
Omnicom Group Inc	4,560		311		Coca-Cola Enterprises Inc	6,500		271
			$457		Constellation Brands Inc (a)	2,881		188
					Dr Pepper Snapple Group Inc	5,337		253
Aerospace & Defense - 2.36%					Green Mountain Coffee Roasters Inc (a)	2,200		138
Boeing Co/The	22,294		2,909		Molson Coors Brewing Co	2,615		141
General Dynamics Corp	3,734		324		Monster Beverage Corp (a)	6,357		364
L-3 Communications Holdings Inc	1,525		153		PepsiCo Inc	134,638		11,322
Lockheed Martin Corp	3,094		413					$15,760
Northrop Grumman Corp	2,585		278
Orbital Sciences Corp (a)	215,961		4,982		Biotechnology - 2.19%
Raytheon Co	61,767		5,088		Alexion Pharmaceuticals Inc (a)	4,941		608
Rockwell Collins Inc	2,439		170		Amgen Inc	77,907		9,037
United Technologies Corp	19,778		2,101		Biogen Idec Inc (a)	5,604		1,368
			$16,418		Celgene Corp (a)	7,981		1,185
					Gilead Sciences Inc (a)	37,084		2,633
Agriculture - 1.73%					Regeneron Pharmaceuticals Inc (a)	1,559		448
Altria Group Inc	24,179		900					$15,279
Archer-Daniels-Midland Co	17,504		716
Lorillard Inc	6,657		339		Building Materials - 0.74%
Philip Morris International Inc	113,394		10,106		Eagle Materials Inc	61,446		4,609
			$12,061		Martin Marietta Materials Inc	2,800		275
					Vulcan Materials Co	4,400		235
Airlines - 0.26%								$5,119
Delta Air Lines Inc	36,837		971
Southwest Airlines Co	12,758		220		Chemicals - 2.52%
United Continental Holdings Inc (a)	17,200		584		Air Products & Chemicals Inc	5,327		581
			$1,775		Airgas Inc	1,858		202
					Celanese Corp	6,600		370
Apparel - 0.26%					CF Industries Holdings Inc	1,005		217
Nike Inc	16,043		1,216		Dow Chemical Co/The	18,952		748
Ralph Lauren Corp	1,747		289		Eastman Chemical Co	2,625		207
VF Corp	1,508		324		Ecolab Inc	61,804		6,551
			$1,829		EI du Pont de Nemours & Co	10,305		631
Automobile Manufacturers - 0.98%					FMC Corp	2,356		171
Ford Motor Co	156,808		2,683		International Flavors & Fragrances Inc	1,327		110
General Motors Co (a)	31,790		1,175		LyondellBasell Industries NV	48,240		3,598
Honda Motor Co Ltd ADR	68,798		2,749		Monsanto Co	12,449		1,306
PACCAR Inc	3,975		221		Mosaic Co/The	5,919		271
			$6,828		Potash Corp of Saskatchewan Inc	3,800		118
					PPG Industries Inc	3,235		590
Automobile Parts & Equipment - 1.44%					Praxair Inc	8,204		1,023
BorgWarner Inc	1,932		199		Sherwin-Williams Co/The	3,661		689
Delphi Automotive PLC	12,632		723		Sigma-Aldrich Corp	2,035		176
Goodyear Tire & Rubber Co/The	4,174		88					$17,559
Johnson Controls Inc	190,662		8,799
TRW Automotive Holdings Corp (a)	3,000		225		Coal - 0.02%
			$10,034		Consol Energy Inc	4,700		172

Banks - 7.67%
Bank of America Corp	173,037		2,416		Commercial Services - 1.11%
Bank of New York Mellon Corp/The	11,496		366		ADT Corp/The	3,476		151
BB&T Corp	7,745		263		Automatic Data Processing Inc	51,646		3,872
Capital One Financial Corp	14,427		990		Cintas Corp	1,858		100
Citigroup Inc	292,493		14,268		Equifax Inc	2,019		131
Fifth Third Bancorp	15,417		293		H&R Block Inc	4,577		130
Goldman Sachs Group Inc/The	4,986		802		Iron Mountain Inc	6,900		183
Huntington Bancshares Inc/OH	14,287		126		MasterCard Inc	2,779		1,992
JP Morgan Chase & Co	253,570		13,069		McGraw Hill Financial Inc	6,272		438
KeyCorp	16,029		201		Moody's Corp	3,436		243
					Quanta Services Inc (a)	6,400		193
M&T Bank Corp	2,259		254
Morgan Stanley	39,458		1,134		Robert Half International Inc	4,972		191
Northern Trust Corp	9,000		508		Total System Services Inc	2,849		85
PNC Financial Services Group Inc/The	9,804		721					$7,709
Regions Financial Corp	25,046		241		Computers - 4.40%
State Street Corp	18,736		1,313		Accenture PLC - Class A	14,332		1,054
SunTrust Banks Inc	9,550		321		Apple Inc	35,597		18,595
US Bancorp/MN	49,894		1,864		Cognizant Technology Solutions Corp (a)	7,695		669
Wells Fargo & Co	331,471		14,150		Computer Sciences Corp	2,598		128
Zions Bancorporation	4,200		119		EMC Corp/MA	23,603		568
			$53,419		Hewlett-Packard Co	21,495		524
					International Business Machines Corp	17,964		3,219

See accompanying notes

Schedule of Investments LargeCap Blend Fund II

October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers (continued)					Electrical Components & Equipment (continued)
NetApp Inc	126,846		$4,922		Emerson Electric Co	8,027		$538
SanDisk Corp	6,578		457		Energizer Holdings Inc	3,200		314
Seagate Technology PLC	5,555		270		Hubbell Inc	1,400		150
Western Digital Corp	3,675		256					$1,205

			$30,662		Electronics - 2.75%
Consumer Products - 0.11%					Agilent Technologies Inc	19,379		983
Avery Dennison Corp	1,792		84		Amphenol Corp	2,816		226
Clorox Co/The	2,223		201		FLIR Systems Inc	2,513		72
Kimberly-Clark Corp	4,617		499		Honeywell International Inc	100,185		8,690
			$784		Jabil Circuit Inc	3,108		65
					TE Connectivity Ltd	4,625		238
Cosmetics & Personal Care - 1.00%					Thermo Fisher Scientific Inc	60,731		5,939
Avon Products Inc	26,800		469		Trimble Navigation Ltd (a)	6,800		194
Colgate-Palmolive Co	12,894		834		Tyco International Ltd	74,508		2,722
Estee Lauder Cos Inc/The	4,443		315					$19,129
Procter & Gamble Co/The	66,130		5,341
			$6,959		Engineering & Construction - 0.02%
					Jacobs Engineering Group Inc (a)	2,165		132
Distribution & Wholesale - 0.13%					McDermott International Inc (a)	3,000		21
Fastenal Co	4,400		219					$153
Fossil Group Inc (a)	2,603		331
Genuine Parts Co	2,662		210		Entertainment - 0.01%
WW Grainger Inc	600		161		International Game Technology	4,601		87
			$921

Diversified Financial Services - 2.66%					Environmental Control - 0.10%
American Express Co	70,759		5,787		Stericycle Inc (a)	2,800		325
Ameriprise Financial Inc	7,538		758		Waste Management Inc	7,778		339
BlackRock Inc	1,843		555					$664
Charles Schwab Corp/The	212,190		4,806
CME Group Inc/IL	8,261		613		Food - 2.82%
Discover Financial Services	12,374		642		Campbell Soup Co	3,101		132
E*Trade Financial Corp (a)	10,300		174		Danone ADR	365,731		5,446
					General Mills Inc	21,739		1,096
Franklin Resources Inc	7,211		388		JM Smucker Co/The	1,874		208
IntercontinentalExchange Inc	2,765		533		Kellogg Co	16,118		1,019
Invesco Ltd	26,737		903		Kraft Foods Group Inc	7,138		388
SLM Corp	7,871		200
T Rowe Price Group Inc	3,171		246		Kroger Co/The	19,143		820
					McCormick & Co Inc/MD	114,027		7,885
TD Ameritrade Holding Corp	8,600		234		Mondelez International Inc	25,626		863
Visa Inc	13,486		2,652		Nestle SA ADR	12,160		881
			$18,491		Sysco Corp	6,961		225
Electric - 1.38%					Tyson Foods Inc	4,943		137
AES Corp/VA	62,279		877		Whole Foods Market Inc	8,700		549
American Electric Power Co Inc	21,521		1,008					$19,649
Calpine Corp (a)	10,300		208
CMS Energy Corp	13,937		383		Forest Products & Paper - 0.29%
Consolidated Edison Inc	4,969		289		International Paper Co	44,861		2,001
Dominion Resources Inc/VA	6,956		443
DTE Energy Co	2,975		206		Gas - 0.95%
Duke Energy Corp	7,966		571		AGL Resources Inc	2,097		100
Edison International	5,552		272		CenterPoint Energy Inc	20,878		514
Entergy Corp	10,198		660		NiSource Inc	5,539		175
Exelon Corp	13,865		396		Sempra Energy	63,736		5,808
FirstEnergy Corp	6,774		257					$6,597
Integrys Energy Group Inc	1,297		76
NextEra Energy Inc	4,819		408		Hand & Machine Tools - 0.04%
Northeast Utilities	9,633		413		Snap-on Inc	983		102
NRG Energy Inc	21,792		622		Stanley Black & Decker Inc	2,000		158
PG&E Corp	19,739		826					$260
Pinnacle West Capital Corp	1,841		103		Healthcare - Products - 1.09%
PPL Corp	7,306		224		Baxter International Inc	6,123		403
Public Service Enterprise Group Inc	8,686		291		Becton Dickinson and Co	8,513		895
SCANA Corp	2,278		106		Boston Scientific Corp (a)	28,000		327
Southern Co/The	9,766		400		CareFusion Corp (a)	3,837		149
TECO Energy Inc	10,079		173		Covidien PLC	37,498		2,404
Wisconsin Energy Corp	3,955		167		CR Bard Inc	1,374		187
Xcel Energy Inc	8,371		242		DENTSPLY International Inc	9,072		427
			$9,621		Intuitive Surgical Inc (a)	889		330
					Life Technologies Corp (a)	3,009		227
Electrical Components & Equipment - 0.17%
AMETEK Inc	4,244		203		Medtronic Inc	11,438		657

See accompanying notes

Schedule of Investments
LargeCap Blend Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Healthcare - Products (continued)				Internet (continued)
Patterson Cos Inc	1,454	$62		Yahoo! Inc (a)	9,468	$312
St Jude Medical Inc	7,233	415				$43,671
Stryker Corp	9,617	711
Varian Medical Systems Inc (a)	1,891	137		Iron & Steel - 0.04%
Zimmer Holdings Inc	2,927	256		Nucor Corp	5,700	295
		$7,587
				Leisure Products & Services - 0.81%
Healthcare - Services - 1.25%				Carnival Corp	9,700	336
Aetna Inc	12,350	775		Harley-Davidson Inc	82,344	5,273
Cigna Corp	3,298	254
HCA Holdings Inc	4,000	189				$5,609
Humana Inc	1,100	101		Lodging - 0.74%
Quest Diagnostics Inc	5,240	314		Las Vegas Sands Corp	6,400	449
UnitedHealth Group Inc	91,704	6,259		Marriott International Inc/DE	3,952	178
WellPoint Inc	9,698	822		Starwood Hotels & Resorts Worldwide Inc	59,369	4,371
		$8,714		Wyndham Worldwide Corp	2,440	162

Home Builders - 0.57%						$5,160
Lennar Corp	4,300	153		Machinery - Construction & Mining - 0.64%
Pulte Group Inc	5,800	102		Caterpillar Inc	52,577	4,383
Toll Brothers Inc (a)	111,922	3,680		Joy Global Inc	1,830	104
		$3,935				$4,487

Home Furnishings - 0.06%				Machinery - Diversified - 1.15%
Harman International Industries Inc	2,300	186		Cummins Inc	8,556	1,087
Whirlpool Corp	1,377	201		Deere & Co	4,301	352
		$387		Flowserve Corp	49,384	3,431
				Rockwell Automation Inc	26,781	2,957
Housewares - 0.02%				Xylem Inc/NY	4,700	162
Newell Rubbermaid Inc	4,811	143				$7,989

Insurance - 4.38%				Media - 3.69%
ACE Ltd	4,005	382		CBS Corp	6,415	379
Aflac Inc	5,490	357		Comcast Corp - Class A	48,503	2,308
				DIRECTV (a)	5,764	360
Allstate Corp/The	25,239	1,339		Discovery Communications Inc - A Shares (a)	2,669	237
American International Group Inc	14,593	754		Discovery Communications Inc - C Shares (a)	6,650	550
Aon PLC	3,771	298
Assurant Inc	1,303	76		Gannett Co Inc	3,993	111
				News Corp (a)	17,800	313
Berkshire Hathaway Inc - Class A (a)	32	5,536
Berkshire Hathaway Inc - Class B (a)	28,443	3,273		Nielsen Holdings NV	3,735	147
Chubb Corp/The	3,114	287		Scripps Networks Interactive Inc	1,901	153
Cincinnati Financial Corp	2,510	125		Time Warner Cable Inc	8,972	1,078
CNA Financial Corp	3,000	122		Time Warner Inc	13,545	931
Fidelity National Financial Inc	7,300	205		Twenty-First Century Fox Inc - A Shares	52,737	1,797
Genworth Financial Inc (a)	8,691	126		Twenty-First Century Fox Inc - B Shares	240,664	8,183
Lincoln National Corp	4,597	209		Viacom Inc	13,700	1,141
Loews Corp	4,900	237		Walt Disney Co/The	116,392	7,984
Marsh & McLennan Cos Inc	26,000	1,191		Washington Post Co/The	79	51
MetLife Inc	277,824	13,144				$25,723
Progressive Corp/The	27,920	725		Metal Fabrication & Hardware - 0.20%
Prudential Financial Inc	4,554	371		Precision Castparts Corp	5,534	1,403
Torchmark Corp	1,536	112
Travelers Cos Inc/The	4,432	382
Unum Group	4,757	151		Mining - 0.16%
XL Group PLC	35,098	1,073		Alcoa Inc	18,588	172
		$30,475		Freeport-McMoRan Copper & Gold Inc	21,866	804
				Newmont Mining Corp	4,700	128
Internet - 6.27%						$1,104
Amazon.com Inc (a)	16,401	5,971
eBay Inc (a)	22,819	1,202		Miscellaneous Manufacturing - 2.91%
Equinix Inc (a)	1,900	307		3 M Co	15,348	1,931
F5 Networks Inc (a)	1,360	111		Danaher Corp	22,900	1,651
Facebook Inc (a)	126,941	6,380		Dover Corp	2,891	265
Google Inc (a)	22,589	23,280		Eaton Corp PLC	7,623	538
Netflix Inc (a)	1,300	419		General Electric Co	445,357	11,642
priceline.com Inc (a)	1,380	1,454		Illinois Tool Works Inc	4,643	366
Rackspace Hosting Inc (a)	3,900	200		Ingersoll-Rand PLC	7,204	487
Splunk Inc (a)	38,170	2,394		Leggett & Platt Inc	2,360	70
Symantec Corp	12,142	276		Parker Hannifin Corp	6,765	789
TripAdvisor Inc (a)	1,945	161		Pentair Ltd	31,420	2,108
Trulia Inc (a)	23,743	949		Textron Inc	13,574	391
VeriSign Inc (a)	4,700	255				$20,238
See accompanying notes				307

Schedule of Investments
LargeCap Blend Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Office & Business Equipment - 0.04%					Pharmaceuticals (continued)
Pitney Bowes Inc	3,366		$72		Mylan Inc/PA (a)	6,767		$256
Xerox Corp	20,136		200		Pfizer Inc	512,034		15,709
			$272		Roche Holding AG ADR	37,793		2,621

Oil & Gas - 6.85%								$57,795
Anadarko Petroleum Corp	12,213		1,163		Pipelines - 0.21%
Apache Corp	15,449		1,372		Kinder Morgan Inc/DE	6,718		237
Cabot Oil & Gas Corp	5,500		194		Spectra Energy Corp	16,234		578
Chesapeake Energy Corp	9,035		253		Williams Cos Inc/The	18,012		643
Chevron Corp	52,620		6,312					$1,458
Cimarex Energy Co	18,520		1,951
Concho Resources Inc (a)	1,700		188		Private Equity - 0.48%
ConocoPhillips	19,585		1,435		Blackstone Group LP	128,221		3,370
Denbury Resources Inc (a)	6,577		125
Devon Energy Corp	5,432		343		Real Estate - 0.02%
Diamond Offshore Drilling Inc	1,231		76		CBRE Group Inc (a)	5,152		120
Ensco PLC	3,984		230
EOG Resources Inc	3,204		572
EQT Corp	4,000		342		REITS - 1.62%
Exxon Mobil Corp	150,154		13,457		American Tower Corp	64,843		5,145
Helmerich & Payne Inc	1,809		140		Apartment Investment & Management Co	2,590		73
Hess Corp	71,101		5,774		AvalonBay Communities Inc	5,661		708
Marathon Oil Corp	8,040		283		Boston Properties Inc	2,200		228
Marathon Petroleum Corp	3,708		266		Equity Residential	5,824		305
Murphy Oil Corp	3,168		191		General Growth Properties Inc	3,400		72
Nabors Industries Ltd	4,816		84		HCP Inc	7,909		328
Noble Corp	4,410		166		Health Care REIT Inc	5,048		327
Noble Energy Inc	3,579		268		Host Hotels & Resorts Inc	12,533		233
Occidental Petroleum Corp	87,329		8,391		Kimco Realty Corp	6,861		147
Phillips 66	16,674		1,075		Macerich Co/The	2,393		142
Pioneer Natural Resources Co	4,360		893		Plum Creek Timber Co Inc	2,793		127
QEP Resources Inc	3,121		103		Prologis Inc	5,556		222
Range Resources Corp	5,600		424		Public Storage	1,988		332
Rowan Cos PLC (a)	2,055		74		Simon Property Group Inc	8,235		1,273
Royal Dutch Shell PLC ADR	4,800		320		SL Green Realty Corp	1,500		142
Talisman Energy Inc	15,800		197		Ventas Inc	3,240		211
Tesoro Corp	3,642		179		Vornado Realty Trust	8,219		732
Valero Energy Corp	17,246		710		Weyerhaeuser Co	17,808		541
WPX Energy Inc (a)	6,666		148					$11,288
			$47,699		Retail - 5.52%
Oil & Gas Services - 2.36%					Abercrombie & Fitch Co	1,342		50
					AutoZone Inc (a)	1,418		617
Baker Hughes Inc	11,276		655		Bed Bath & Beyond Inc (a)	3,742		289
Cameron International Corp (a)	43,155		2,368
Halliburton Co	192,040		10,184		Best Buy Co Inc	4,757		204
					CarMax Inc (a)	14,600		686
National Oilwell Varco Inc	4,846		393		Chipotle Mexican Grill Inc (a)	1,435		756
Schlumberger Ltd	30,136		2,824
			$16,424		Coach Inc	9,065		460
					Costco Wholesale Corp	9,943		1,173
Packaging & Containers - 0.09%					CVS Caremark Corp	104,907		6,531
Ball Corp	6,930		339		Dollar Tree Inc (a)	12,051		704
Bemis Co Inc	1,737		69		GameStop Corp	2,005		110
Owens-Illinois Inc (a)	2,771		88		Gap Inc/The	4,794		177
Sealed Air Corp	3,219		97		Home Depot Inc/The	27,270		2,124
			$593		Kohl's Corp	10,790		613
					L Brands Inc	7,300		457
Pharmaceuticals - 8.30%					Lowe's Cos Inc	78,058		3,886
Abbott Laboratories	34,559		1,263		Lululemon Athletica Inc (a)	2,500		173
AbbVie Inc	41,094		1,991		Macy's Inc	11,839		546
Actavis PLC (a)	1,728		267
					McDonald's Corp	15,004		1,448
Allergan Inc/United States	4,562		413		Nordstrom Inc	2,622		159
AmerisourceBergen Corp	4,020		263		O'Reilly Automotive Inc (a)	1,889		234
AstraZeneca PLC ADR	16,660		881		Panera Bread Co (a)	800		126
Bristol-Myers Squibb Co	73,840		3,878		PetSmart Inc	1,857		135
Cardinal Health Inc	3,863		227		PVH Corp	1,200		149
Eli Lilly & Co	20,160		1,004		Ross Stores Inc	10,743		831
Express Scripts Holding Co (a)	21,253		1,328
					Staples Inc	11,434		184
GlaxoSmithKline PLC ADR	34,447		1,813		Starbucks Corp	19,309		1,565
Johnson & Johnson	138,845		12,859		Target Corp	13,415		869
McKesson Corp	6,302		985		Tim Hortons Inc	3,900		233
Mead Johnson Nutrition Co	3,594		293		TJX Cos Inc	110,382		6,710
Merck & Co Inc	260,434		11,744		Urban Outfitters Inc (a)	1,864		71

See accompanying notes

Schedule of Investments
LargeCap Blend Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)		Maturity

Retail (continued)				REPURCHASE AGREEMENTS - 2.49% Amount (000's)		Value	(000	's)
Walgreen Co	10,351	$613		Banks - 2.49%
Wal-Mart Stores Inc	32,641	2,506		Investment in Joint Trading Account; Barclays $	4,124		$4,123
Yum! Brands Inc	44,918	3,037		Bank PLC Repurchase Agreement; 0.07%
		$38,426		dated 10/31/2013 maturing 11/01/2013
				(collateralized by US Government
Semiconductors - 1.99%				Securities; $4,206,406; 0.25% - 2.63%;
Altera Corp	11,200	376		dated 06/30/15 - 08/15/20)
Applied Materials Inc	44,973	803		Investment in Joint Trading Account; Credit	3,093		3,093
ASML Holding NV - NY Reg Shares	61,903	5,859		Suisse Repurchase Agreement; 0.08%
Atmel Corp (a)	17,300	126		dated 10/31/2013 maturing 11/01/2013

Avago Technologies Ltd	6,700	305		(collateralized by US Government
Broadcom Corp	29,350	784		Securities; $3,154,804; 0.00%; dated
First Solar Inc (a)	1,018	51		08/15/16 - 08/15/37)

Intel Corp	69,511	1,698		Investment in Joint Trading Account; Deutsche	6,873		6,873
KLA-Tencor Corp	2,810	184		Bank Repurchase Agreement; 0.11% dated
Lam Research Corp (a)	2,867	156
				10/31/2013 maturing 11/01/2013
NVIDIA Corp	10,295	156		(collateralized by US Government
Qualcomm Inc	39,516	2,745		Securities; $7,010,675; 0.00% - 5.50%;
Teradyne Inc (a)	3,098	54		dated 12/27/13 - 07/15/36)

Texas Instruments Inc	12,457	524		Investment in Joint Trading Account; Merrill	3,217		3,217
		$13,821		Lynch Repurchase Agreement; 0.09%
Software - 2.22%				dated 10/31/2013 maturing 11/01/2013
Adobe Systems Inc (a)	4,661	253		(collateralized by US Government
Akamai Technologies Inc (a)	6,000	268		Securities; $3,280,701; 0.00% - 7.13%;
Autodesk Inc (a)	17,300	690		dated 03/15/14 - 01/15/48)
CA Inc	5,507	175					$17,306
Check Point Software Technologies Ltd (a)	5,200	302		TOTAL REPURCHASE AGREEMENTS			$17,306
Citrix Systems Inc (a)	5,700	324		Total Investments			$697,646
Dun & Bradstreet Corp/The	693	75		Liabilities in Excess of Other Assets, Net - (0.21)%			$(1,435)
Fidelity National Information Services Inc	6,900	336		TOTAL NET ASSETS - 100.00%			$696,211
Intuit Inc	4,859	347
Microsoft Corp	250,226	8,846
Oracle Corp	73,229	2,453		(a) Non-Income Producing Security
Red Hat Inc (a)	24,890	1,077
Salesforce.com Inc (a)	5,328	284
		$15,430		Portfolio Summary (unaudited)
Telecommunications - 2.82%				Sector			Percent
AT&T Inc	94,202	3,410		Consumer, Non-cyclical			21.86%
CenturyLink Inc	7,528	255		Financial			19.32%
Cisco Systems Inc	225,140	5,066		Communications			12.85%
Corning Inc	16,365	280		Industrial			11.85%
Crown Castle International Corp (a)	9,050	688		Consumer, Cyclical			10.90%
Harris Corp	1,888	117		Energy			9 .44%
Juniper Networks Inc (a)	84,987	1,584		Technology			8 .65%
Motorola Solutions Inc	4,100	256		Basic Materials			3 .01%
Verizon Communications Inc	158,418	8,002		Utilities			2.33%
		$19,658		Liabilities in Excess of Other Assets, Net			(0.21)%
				TOTAL NET ASSETS			100.00%
Toys, Games & Hobbies - 0.10%
Hasbro Inc	5,625	290
Mattel Inc	9,752	433
		$723

Transportation - 0.68%
CH Robinson Worldwide Inc	2,795	167
CSX Corp	11,445	298
Expeditors International of Washington Inc	5,486	248
FedEx Corp	9,379	1,229
Norfolk Southern Corp	3,113	268
Ryder System Inc	915	60
Union Pacific Corp	7,810	1,183
United Parcel Service Inc	13,108	1,288
		$4,741
TOTAL COMMON STOCKS		$680,340

See accompanying notes

Schedule of Investments
LargeCap Blend Fund II
October 31, 2013

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
S&P 500 Emini; December 2013	Long	199	$16,796		$17,422	$626
Total						$626
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments LargeCap Growth Fund October 31, 2013

COMMON STOCKS - 97.69%	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Aerospace & Defense - 1.96%			Internet (continued)
Boeing Co/The	462,721	$60,385	Groupon Inc (a)	1,233,500		$11,262
			LinkedIn Corp (a)	220,335		49,282
			Splunk Inc (a)	255,415		16,017
Airlines - 1.94%			Yelp Inc (a)	223,800		15,162
Delta Air Lines Inc	2,262,130	59,675				$271,509

Apparel - 5.18%			Lodging - 2.40%
Michael Kors Holdings Ltd (a)	866,182	66,653	Las Vegas Sands Corp	1,051,108		73,809
Nike Inc	1,224,547	92,771
		$159,424	Media - 3.36%
			Comcast Corp - Class A	1,268,172		60,340
Automobile Manufacturers - 1.65%
General Motors Co (a)	1,372,271	50,705	Sirius XM Radio Inc	11,392,964		42,951
						$103,291

Automobile Parts & Equipment - 1.27%			Oil & Gas - 7.35%
Johnson Controls Inc	844,830	38,989	Cabot Oil & Gas Corp	1,120,869		39,589
			Noble Energy Inc	917,030		68,713
			Occidental Petroleum Corp	396,971		38,141
Biotechnology - 8.41%			Pioneer Natural Resources Co	389,105		79,681
Biogen Idec Inc (a)	432,295	105,562				$226,124
Gilead Sciences Inc (a)	1,609,410	114,252
Regeneron Pharmaceuticals Inc (a)	135,014	38,830	Oil & Gas Services - 1.70%
		$258,644	Halliburton Co	985,337		52,252

Building Materials - 1.45%
Masco Corp	2,103,950	44,457	Pharmaceuticals - 8.27%
			Actavis PLC (a)	403,416		62,360
			McKesson Corp	179,400		28,047
Chemicals - 3.05%			Pfizer Inc	1,990,371		61,065
LyondellBasell Industries NV	409,995	30,586	Pharmacyclics Inc (a)	251,349		29,820
PPG Industries Inc	345,391	63,061	Valeant Pharmaceuticals International Inc (a)	692,660		73,228
		$93,647				$254,520

Commercial Services - 5.15%			Retail - 4.89%
FleetCor Technologies Inc (a)	300,427	34,654	Home Depot Inc/The	796,881		62,069
Hertz Global Holdings Inc (a)	2,153,807	49,452	Starbucks Corp	1,090,071		88,350
MasterCard Inc	103,567	74,268				$150,419
		$158,374
			Semiconductors - 3.09%
Computers - 5.17%			Cree Inc (a)	514,706		31,268
Apple Inc	304,531	159,072	Lam Research Corp (a)	292,200		15,846
			Qualcomm Inc	691,060		48,008
Cosmetics & Personal Care - 4.12%						$95,122
Avon Products Inc	1,407,734	24,635	Software - 1.15%
Estee Lauder Cos Inc/The	632,592	44,889	ServiceNow Inc (a)	376,529		20,562
Procter & Gamble Co/The	709,717	57,310	Workday Inc (a)	197,109		14,758
		$126,834				$35,320

Diversified Financial Services - 8.96%			Telecommunications - 2.94%
American Express Co	380,800	31,150	Cisco Systems Inc	2,031,662		45,713
CME Group Inc/IL	402,700	29,884	Crown Castle International Corp (a)	588,639		44,748
Discover Financial Services	1,712,916	88,866				$90,461
Ocwen Financial Corp (a)	344,000	19,343
SLM Corp	1,770,497	44,918	Transportation - 1.50%
Visa Inc	312,101	61,381	Canadian Pacific Railway Ltd	323,346		46,261
		$275,542
			TOTAL COMMON STOCKS			$3,004,808
Food - 0.90%				Maturity
Safeway Inc	793,100	27,679	REPURCHASE AGREEMENTS - 1.54%	Amount (000's)	Value	(000	's)

			Banks - 1.54%
Healthcare - Products - 1.99%			Investment in Joint Trading Account; Barclays $ 11,317			$11,317
Boston Scientific Corp (a)	2,570,636	30,051
			Bank PLC Repurchase Agreement; 0.07%
St Jude Medical Inc	544,700	31,260	dated 10/31/2013 maturing 11/01/2013
		$61,311	(collateralized by US Government
Home Furnishings - 1.01%			Securities; $11,542,818; 0.25% - 2.63%;
Whirlpool Corp	212,193	30,982	dated 06/30/15 - 08/15/20)
			Investment in Joint Trading Account; Credit	8,487		8,487
			Suisse Repurchase Agreement; 0.08%
Internet - 8.83%			dated 10/31/2013 maturing 11/01/2013
Amazon.com Inc (a)	154,666	56,303	(collateralized by US Government
Facebook Inc (a)	567,500	28,523	Securities; $8,657,113; 0.00%; dated
Google Inc (a)	92,142	94,960	08/15/16 - 08/15/37)

See accompanying notes

			Schedule of Investments
			LargeCap Growth Fund
			October 31, 2013

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000	's)

Banks (continued)
Investment in Joint Trading Account; Deutsche $ 18,861			$18,861
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $19,238,029; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	8,826		8,826
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $9,002,589; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
			$47,491
TOTAL REPURCHASE AGREEMENTS			$47,491
Total Investments			$3,052,299
Other Assets in Excess of Liabilities, Net - 0.77%			$23,702
TOTAL NET ASSETS - 100.00%			$3,076,001

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector			Percent
Consumer, Non-cyclical			28.84%
Consumer, Cyclical			18.34%
Communications			15.13%
Financial			10.50%
Technology			9 .41%
Energy			9 .05%
Industrial			4 .91%
Basic Materials			3 .05%
Other Assets in Excess of Liabilities, Net			0 .77%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments LargeCap Growth Fund I

October 31, 2013

COMMON STOCKS - 97.28%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.03%					Biotechnology (continued)
Omnicom Group Inc	28,650		$1,951		Charles River Laboratories International Inc (a)	3,817		$188
					Cubist Pharmaceuticals Inc (a)	11,292		700
					Gilead Sciences Inc (a)	1,955,796		138,842
Aerospace & Defense - 1.96%					Illumina Inc (a)	21,551		2,015
B/E Aerospace Inc (a)	16,023		1,300
					Myriad Genetics Inc (a)	13,807		337
Boeing Co/The	750,815		97,981		Regeneron Pharmaceuticals Inc (a)	74,276		21,362
Lockheed Martin Corp	28,188		3,759		United Therapeutics Corp (a)	8,058		713
Rockwell Collins Inc	20,944		1,463		Vertex Pharmaceuticals Inc (a)	22,375		1,596
Triumph Group Inc	1,820		130
United Technologies Corp	283,245		30,095					$318,012
			$134,728		Building Materials - 0.25%
					Lennox International Inc	8,725		681
Agriculture - 0.36%					Masco Corp	61,800		1,306
Altria Group Inc	193,055		7,188		Vulcan Materials Co	280,361		15,013
Archer-Daniels-Midland Co	8,668		355
Lorillard Inc	44,933		2,292					$17,000
Philip Morris International Inc	157,186		14,008		Chemicals - 3.38%
Reynolds American Inc	22,939		1,178		Airgas Inc	11,502		1,255
			$25,021		Albemarle Corp	5,366		355
					Celanese Corp	27,659		1,549
Airlines - 0.62%					Dow Chemical Co/The	27,441		1,083
Alaska Air Group Inc	11,234		794
Copa Holdings SA	5,759		861		Eastman Chemical Co	17,781		1,401
					Ecolab Inc	1,137,538		120,580
Delta Air Lines Inc	67,980		1,793		EI du Pont de Nemours & Co	101,012		6,182
Southwest Airlines Co	13,742		237
United Continental Holdings Inc (a)	1,152,934		39,142		International Flavors & Fragrances Inc	14,122		1,167
					LyondellBasell Industries NV	44,547		3,323
			$42,827		Monsanto Co	58,585		6,144
Apparel - 0.40%					NewMarket Corp	1,665		518
Carter's Inc	10,268		710		PPG Industries Inc	14,246		2,601
Hanesbrands Inc	17,076		1,163		Praxair Inc	356,578		44,469
Michael Kors Holdings Ltd (a)	22,326		1,718		Sherwin-Williams Co/The	198,871		37,388
Nike Inc	78,496		5,947		Sigma-Aldrich Corp	19,686		1,702
Ralph Lauren Corp	88,773		14,704		Valspar Corp/The	15,437		1,080
Under Armour Inc (a)	14,706		1,194		Westlake Chemical Corp	3,038		326
VF Corp	9,704		2,086		WR Grace & Co (a)	11,456		1,050
			$27,522					$232,173

Automobile Manufacturers - 0.26%					Commercial Services - 2.35%
Ford Motor Co	150,138		2,569		Aaron's Inc	1,987		56
PACCAR Inc	7,895		439		Alliance Data Systems Corp (a)	8,523		2,020
Tesla Motors Inc (a)	90,736		14,512		Automatic Data Processing Inc	46,631		3,496
			$17,520		Booz Allen Hamilton Holding Corp	4,993		99
					Cintas Corp	5,015		270
Automobile Parts & Equipment - 0.09%					Equifax Inc	20,884		1,351
BorgWarner Inc	12,804		1,321		FleetCor Technologies Inc (a)	11,764		1,357
Delphi Automotive PLC	34,642		1,982		Gartner Inc (a)	16,391		966
Goodyear Tire & Rubber Co/The	42,585		893		Genpact Ltd (a)	2,921,841		57,940
Lear Corp	1,571		122		H&R Block Inc	47,171		1,342
Visteon Corp (a)	8,619		664
WABCO Holdings Inc (a)	10,123		867		KAR Auction Services Inc	4,938		147
					Lender Processing Services Inc	12,721		439
			$5,849		MasterCard Inc	116,076		83,238
Banks - 1.25%					McGraw Hill Financial Inc	22,429		1,563
Morgan Stanley	1,298,200		37,297		Moody's Corp	21,139		1,494
Signature Bank/New York NY (a)	800		82		Robert Half International Inc	24,199		932
State Street Corp	688,900		48,271		RR Donnelley & Sons Co	17,098		317
			$85,650		Service Corp International/US	28,651		516
					Total System Services Inc	21,989		656
Beverages - 1.37%					Vantiv Inc (a)	15,366		423
Coca-Cola Co/The	454,966		18,003		Verisk Analytics Inc (a)	26,565		1,820
Coca-Cola Enterprises Inc	26,348		1,099		Western Union Co/The	53,750		915
Constellation Brands Inc (a)	25,066		1,637					$161,357
Dr Pepper Snapple Group Inc	35,812		1,696
Green Mountain Coffee Roasters Inc (a)	238,877		15,004		Computers - 7.22%
Monster Beverage Corp (a)	237,356		13,584		Accenture PLC - Class A	948,798		69,737
PepsiCo Inc	513,849		43,209		Apple Inc	400,133		209,010
					Cadence Design Systems Inc (a)	49,039		636
			$94,232		Cognizant Technology Solutions Corp (a)	1,078,615		93,764
Biotechnology - 4.64%					EMC Corp/MA	112,929		2,718
Alexion Pharmaceuticals Inc (a)	246,058		30,253		IHS Inc (a)	11,384		1,241
Amgen Inc	83,089		9,638		International Business Machines Corp	114,647		20,546
Biogen Idec Inc (a)	233,368		56,986		Jack Henry & Associates Inc	14,934		816
Celgene Corp (a)	372,968		55,382		NetApp Inc	1,618,866		62,828

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers (continued)					Environmental Control - 1.27%
Riverbed Technology Inc (a)	26,721		$396		Stericycle Inc (a)	750,129		$87,165
SanDisk Corp	481,256		33,447		Waste Management Inc	6,492		283
			$495,139					$87,448

Consumer Products - 0.12%					Food - 2.09%
Avery Dennison Corp	5,477		258		ConAgra Foods Inc	37,193		1,183
Clorox Co/The	19,066		1,719		Flowers Foods Inc	29,648		751
Jarden Corp (a)	19,484		1,079		General Mills Inc	76,692		3,867
Kimberly-Clark Corp	38,244		4,130		Hershey Co/The	14,418		1,431
Scotts Miracle-Gro Co/The	7,435		437		Ingredion Inc	1,629		107
Tupperware Brands Corp	9,171		822		JM Smucker Co/The	2,437		271
			$8,445		Kellogg Co	29,828		1,887
					Kraft Foods Group Inc	70,728		3,846
Cosmetics & Personal Care - 2.04%					Kroger Co/The	61,851		2,650
Colgate-Palmolive Co	89,984		5,825		McCormick & Co Inc/MD	22,855		1,580
Estee Lauder Cos Inc/The	1,346,485		95,547		Whole Foods Market Inc	1,988,255		125,519
Procter & Gamble Co/The	479,300		38,703					$143,092
			$140,075
					Forest Products & Paper - 0.03%
Distribution & Wholesale - 1.93%					International Paper Co	43,934		1,960
Fastenal Co	706,067		35,162
Fossil Group Inc (a)	726,875		92,270
Genuine Parts Co	16,230		1,279		Gas - 0.00%
LKQ Corp (a)	52,418		1,731		Questar Corp	3,888		92
WW Grainger Inc	6,421		1,727
			$132,169		Hand & Machine Tools - 0.02%
Diversified Financial Services - 5.06%					Lincoln Electric Holdings Inc	14,386		996
Affiliated Managers Group Inc (a)	9,137		1,804		Snap-on Inc	1,145		119
American Express Co	102,992		8,425					$1,115
Ameriprise Financial Inc	11,142		1,120		Healthcare - Products - 2.54%
BlackRock Inc	5,011		1,507		Baxter International Inc	58,605		3,860
Charles Schwab Corp/The	4,149,968		93,997		Becton Dickinson and Co	21,002		2,208
Federated Investors Inc	11,849		321		Bruker BioSciences Corp (a)	18,967		388
Franklin Resources Inc	362,349		19,516		Cooper Cos Inc/The	6,203		801
IntercontinentalExchange Inc	6,993		1,348		CR Bard Inc	14,128		1,925
LPL Financial Holdings Inc	7,696		313		DENTSPLY International Inc	6,937		327
T Rowe Price Group Inc	28,045		2,171		Henry Schein Inc (a)	15,101		1,698
TD Ameritrade Holding Corp	1,376,900		37,534		IDEXX Laboratories Inc (a)	598,314		64,534
Visa Inc	907,615		178,501		Intuitive Surgical Inc (a)	241,213		89,610
Waddell & Reed Financial Inc	14,876		919		Life Technologies Corp (a)	19,416		1,462
			$347,476		Patterson Cos Inc	13,542		576
Electric - 0.01%					ResMed Inc	24,692		1,278
ITC Holdings Corp	9,065		912		Sirona Dental Systems Inc (a)	9,511		687
					St Jude Medical Inc	31,214		1,791
					Stryker Corp	20,885		1,543
Electrical Components & Equipment - 0.09%					Techne Corp	2,961		259
AMETEK Inc	26,447		1,265		Varian Medical Systems Inc (a)	18,798		1,364
Emerson Electric Co	58,390		3,911		Zimmer Holdings Inc	1,625		142
Hubbell Inc	7,461		802					$174,453
			$5,978
					Healthcare - Services - 2.69%
Electronics - 2.01%					Aetna Inc	17,426		1,093
Agilent Technologies Inc	7,046		358		Cigna Corp	2,899		223
Amphenol Corp	1,004,009		80,611		Community Health Systems Inc	1,286		56
FLIR Systems Inc	17,140		488		Covance Inc (a)	763,898		68,186
Gentex Corp/MI	14,294		421		DaVita HealthCare Partners Inc (a)	1,240,946		69,753
Honeywell International Inc	85,440		7,410		Laboratory Corp of America Holdings (a)	15,812		1,595
Mettler-Toledo International Inc (a)	5,231		1,295		Mednax Inc (a)	5,631		614
National Instruments Corp	1,572,210		45,673		Quest Diagnostics Inc	1,819		109
Waters Corp (a)	14,851		1,499
					UnitedHealth Group Inc	612,300		41,796
			$137,755		Universal Health Services Inc	10,584		853
Engineering & Construction - 1.61%								$184,278
AECOM Technology Corp (a)	1,730		55
					Home Builders - 0.39%
Fluor Corp	1,483,911		110,136		DR Horton Inc	1,307,600		24,779
			$110,191		Pulte Group Inc	67,166		1,185
Entertainment - 0.03%					Thor Industries Inc	7,665		445
Bally Technologies Inc (a)	6,684		489					$26,409
International Game Technology	45,114		848		Home Furnishings - 0.00%
Madison Square Garden Co/The (a)	10,408		630
					Whirlpool Corp	965		141
			$1,967

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Housewares - 0.02%					Media (continued)
Newell Rubbermaid Inc	28,963		$858		DIRECTV (a)	57,863		$3,616
Toro Co	10,029		591		Discovery Communications Inc - A Shares (a)	27,117		2,411
			$1,449		Discovery Communications Inc - C Shares (a)	338,687		28,013
					FactSet Research Systems Inc	7,618		830
Insurance - 0.16%					Liberty Global PLC - A Shares (a)	32,006		2,508
Allied World Assurance Co Holdings AG	1,986		215		Nielsen Holdings NV	5,463		215
American Financial Group Inc/OH	1,833		103		Scripps Networks Interactive Inc	19,007		1,530
Aon PLC	25,911		2,049		Sirius XM Radio Inc	255,380		963
Arch Capital Group Ltd (a)	1,453		84
					Starz (a)	17,851		538
Arthur J Gallagher & Co	21,959		1,042		Time Warner Cable Inc	32,241		3,874
Axis Capital Holdings Ltd	5,259		249		Twenty-First Century Fox Inc - A Shares	1,177,493		40,129
Brown & Brown Inc	9,361		299		Viacom Inc	53,741		4,476
Chubb Corp/The	6,424		592		Walt Disney Co/The	44,311		3,039
Erie Indemnity Co	4,294		308					$109,342
Hanover Insurance Group Inc/The	2,180		128
Marsh & McLennan Cos Inc	40,023		1,833		Metal Fabrication & Hardware - 1.16%
Progressive Corp/The	52,730		1,369		Precision Castparts Corp	311,742		79,011
Prudential Financial Inc	17,125		1,394		Valmont Industries Inc	4,639		652
Travelers Cos Inc/The	17,620		1,521					$79,663

			$11,186		Miscellaneous Manufacturing - 2.81%
Internet - 11.56%					3M Co	63,409		7,980
Amazon.com Inc (a)	453,497		165,086		AO Smith Corp	5,746		297
Baidu Inc ADR(a)	210,834		33,923		Aptargroup Inc	8,108		520
Ctrip.com International Ltd ADR(a)	322,800		17,512		Carlisle Cos Inc	557		40
eBay Inc (a)	1,020,632		53,798		Crane Co	7,749		492
F5 Networks Inc (a)	13,824		1,127		Danaher Corp	2,467,751		177,900
Facebook Inc (a)	950,300		47,762		Donaldson Co Inc	23,429		928
Google Inc (a)	321,469		331,298		Dover Corp	13,713		1,259
Liberty Interactive Corp (a)	7,421		200		Illinois Tool Works Inc	15,265		1,203
Liberty Ventures (a)	6,368		684		Ingersoll-Rand PLC	23,111		1,561
LinkedIn Corp (a)	90,741		20,296		ITT Corp	15,584		619
Netflix Inc (a)	61,429		19,809					$192,799
priceline.com Inc (a)	93,497		98,530
Symantec Corp	55,148		1,254		Office & Business Equipment - 0.00%
TripAdvisor Inc (a)	19,411		1,606		Pitney Bowes Inc	15,179		324
			$792,885
					Oil & Gas - 2.11%
Leisure Products & Services - 0.04%					Anadarko Petroleum Corp	4,776		455
Harley-Davidson Inc	24,837		1,591		Antero Resources Corp (a)	116,000		6,553
Polaris Industries Inc	11,219		1,469		Atwood Oceanics Inc (a)	1,836		98
			$3,060		Cabot Oil & Gas Corp	46,347		1,637
Lodging - 1.40%					Cimarex Energy Co	119,995		12,641
Las Vegas Sands Corp	899,315		63,150		Continental Resources Inc/OK (a)	7,400		843
Marriott International Inc/DE	35,624		1,606		CVR Energy Inc	2,699		107
Starwood Hotels & Resorts Worldwide Inc	14,326		1,055		EOG Resources Inc	28,003		4,996
Wyndham Worldwide Corp	23,543		1,563		EQT Corp	13,231		1,133
Wynn Resorts Ltd	174,176		28,957		Noble Energy Inc	7,999		599
			$96,331		Oasis Petroleum Inc (a)	16,222		864
					Pioneer Natural Resources Co	283,087		57,971
Machinery - Construction & Mining - 0.03%					QEP Resources Inc	3,155		104
Caterpillar Inc	20,628		1,720		Range Resources Corp	695,556		52,660
					Seadrill Ltd	38,853		1,811
Machinery - Diversified - 1.81%					SM Energy Co	11,630		1,031
Babcock & Wilcox Co/The	13,430		433		Southwestern Energy Co (a)	38,645		1,438
Cummins Inc	16,895		2,146		Whiting Petroleum Corp (a)	1,624		109
Deere & Co	42,143		3,449					$145,050
Flowserve Corp	267,565		18,587		Oil & Gas Services - 4.41%
Graco Inc	10,616		820		Baker Hughes Inc	4,820		280
IDEX Corp	13,275		918		Cameron International Corp (a)	27,073		1,485
Manitowoc Co Inc/The	23,126		450		Core Laboratories NV	477,024		89,308
Rockwell Automation Inc	15,165		1,674		FMC Technologies Inc (a)	1,512,037		76,434
Roper Industries Inc	611,348		77,525		Halliburton Co	102,487		5,435
Wabtec Corp/DE	278,663		18,166		MRC Global Inc (a)	6,173		172
Zebra Technologies Corp (a)	777		38
					Oceaneering International Inc	18,747		1,610
			$124,206		RPC Inc	8,787		161
Media - 1.59%					Schlumberger Ltd	1,364,071		127,841
AMC Networks Inc (a)	10,400		729					$302,726
CBS Corp	62,289		3,684		Packaging & Containers - 0.09%
Comcast Corp - Class A	268,747		12,787		Ball Corp	25,770		1,260

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Packaging & Containers (continued)					Retail (continued)
Bemis Co Inc	7,839		$313		Copart Inc (a)	19,611		$632
Crown Holdings Inc (a)	21,266		927		Costco Wholesale Corp	677,935		79,996
Greif Inc	1,084		58		CVS Caremark Corp	24,387		1,518
Owens-Illinois Inc (a)	16,783		533		Dillard's Inc	3,146		258
Packaging Corp of America	16,983		1,058		Dollar General Corp (a)	31,442		1,817
Rock Tenn Co	8,980		961		Dollar Tree Inc (a)	431,504		25,200
Sealed Air Corp	33,931		1,024		Domino's Pizza Inc	9,744		653
Silgan Holdings Inc	7,641		344		DSW Inc	5,701		500
			$6,478		Foot Locker Inc	3,079		107
					Gap Inc/The	30,943		1,145
Pharmaceuticals - 5.51%					GNC Holdings Inc	17,036		1,002
AbbVie Inc	175,475		8,502		Home Depot Inc/The	161,881		12,609
Actavis PLC (a)	16,733		2,587
					L Brands Inc	23,071		1,444
Allergan Inc/United States	32,050		2,904		Lowe's Cos Inc	1,113,734		55,442
AmerisourceBergen Corp	24,968		1,631		Lululemon Athletica Inc (a)	247,300		17,076
Bristol-Myers Squibb Co	136,435		7,166		Macy's Inc	32,952		1,519
Catamaran Corp (a)	246,543		11,578
					McDonald's Corp	110,252		10,642
Eli Lilly & Co	23,474		1,169		MSC Industrial Direct Co Inc	8,187		625
Express Scripts Holding Co (a)	1,847,379		115,498
					Nordstrom Inc	25,134		1,520
Herbalife Ltd	14,773		958		O'Reilly Automotive Inc (a)	12,241		1,516
Jazz Pharmaceuticals PLC (a)	8,986		815
					Panera Bread Co (a)	4,868		769
Johnson & Johnson	39,183		3,629		PetSmart Inc	17,894		1,302
McKesson Corp	493,541		77,160		Ross Stores Inc	24,356		1,884
Mead Johnson Nutrition Co	1,216,955		99,376		Signet Jewelers Ltd	1,219		91
Mylan Inc/PA (a)	41,222		1,561
					Starbucks Corp	2,112,210		171,194
Perrigo Co	9,070		1,251		Target Corp	55,747		3,612
Salix Pharmaceuticals Ltd (a)	10,614		761
Valeant Pharmaceuticals International Inc (a)	380,700		40,248		TJX Cos Inc	79,755		4,848
					Tractor Supply Co	415,440		29,642
Zoetis Inc	48,243		1,527		Urban Outfitters Inc (a)	18,636		706
			$378,321		Walgreen Co	84,771		5,022
Pipelines - 0.07%					Wal-Mart Stores Inc	102,608		7,875
Kinder Morgan Inc/DE	66,701		2,355		Williams-Sonoma Inc	16,938		888
ONEOK Inc	18,628		1,052		World Fuel Services Corp	2,365		90
Williams Cos Inc/The	36,029		1,287		Yum! Brands Inc	43,235		2,924
			$4,694					$494,642

Real Estate - 0.02%					Semiconductors - 2.60%
CBRE Group Inc (a)	48,382		1,124		Analog Devices Inc	23,075		1,138
					Applied Materials Inc	76,328		1,362
					Avago Technologies Ltd	39,054		1,774
REITS - 0.29%					Broadcom Corp	43,236		1,155
American Tower Corp	42,988		3,411		Intel Corp	56,044		1,369
Apartment Investment & Management Co	14,080		394		Lam Research Corp (a)	6,600		358
CBL & Associates Properties Inc	9,229		183		LSI Corp	11,082		94
Equity Lifestyle Properties Inc	10,447		397		Maxim Integrated Products Inc	50,455		1,499
Extra Space Storage Inc	1,522		70		ON Semiconductor Corp (a)	74,231		524
Federal Realty Investment Trust	7,433		770		Qualcomm Inc	2,332,814		162,061
Omega Healthcare Investors Inc	20,383		677		Rovi Corp (a)	2,096		35
Plum Creek Timber Co Inc	28,206		1,280		Skyworks Solutions Inc (a)	27,541		710
Public Storage	14,507		2,422		Texas Instruments Inc	119,242		5,018
Rayonier Inc	21,834		1,027		Xilinx Inc	25,344		1,151
Regency Centers Corp	6,654		344					$178,248
Senior Housing Properties Trust	2,360		58
Simon Property Group Inc	25,176		3,891		Shipbuilding - 0.01%
Tanger Factory Outlet Centers	16,554		577		Huntington Ingalls Industries Inc	8,693		622
Taubman Centers Inc	2,030		134
Ventas Inc	22,899		1,494		Software - 4.57%
Vornado Realty Trust	6,278		559		Akamai Technologies Inc (a)	591,740		26,475
Weyerhaeuser Co	63,294		1,924		ANSYS Inc (a)	600,004		52,470
			$19,612		Cerner Corp (a)	28,608		1,603
Retail - 7.21%					Citrix Systems Inc (a)	17,984		1,021
Abercrombie & Fitch Co	1,574		59		Dun & Bradstreet Corp/The	6,415		698
Advance Auto Parts Inc	12,649		1,255		Fiserv Inc (a)	12,795		1,340
AutoZone Inc (a)	3,931		1,709		Informatica Corp (a)	18,966		732
Bed Bath & Beyond Inc (a)	24,226		1,873		Intuit Inc	33,379		2,384
Best Buy Co Inc	12,650		541		Microsoft Corp	919,695		32,511
Big Lots Inc (a)	2,676		97		MSCI Inc (a)	8,781		358
Brinker International Inc	12,241		544		NetSuite Inc (a)	84,100		8,484
CarMax Inc (a)	21,665		1,018		Oracle Corp	386,176		12,937
Chipotle Mexican Grill Inc (a)	75,716		39,900		Paychex Inc	28,135		1,189
Coach Inc	31,139		1,578		Red Hat Inc (a)	517,089		22,374
See accompanying notes					316

Schedule of Investments
LargeCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	REPURCHASE AGREEMENTS	Maturity

Software (continued)					(continued)	Amount (000's)	Value	(000	's)
Salesforce.com Inc (a)	2,225,891		$118,774		Banks (continued)
ServiceNow Inc (a)	306,500		16,738		Investment in Joint Trading Account; Merrill	$31,687		$31,687
Solera Holdings Inc	11,941		671		Lynch Repurchase Agreement; 0.09%
Workday Inc (a)	169,000		12,653		dated 10/31/2013 maturing 11/01/2013
			$313,412		(collateralized by US Government
					Securities; $32,320,179; 0.00% - 7.13%;
Telecommunications - 2.41%					dated 03/15/14 - 01/15/48)
Crown Castle International Corp (a)	1,252,942		95,249
								$170,496
Harris Corp	3,308		205
Intelsat SA (a)	258		5		TOTAL REPURCHASE AGREEMENTS			$170,496
IPG Photonics Corp	5,700		378		Total Investments			$6,844,729
Juniper Networks Inc (a)	2,692,695		50,192		Other Assets in Excess of Liabilities, Net - 0.23%			$16,018
Motorola Solutions Inc	22,020		1,377		TOTAL NET ASSETS - 100.00%			$6,860,747
NeuStar Inc (a)	11,411		524
tw telecom inc (a)	26,029		820
					(a) Non-Income Producing Security
Verizon Communications Inc	310,171		15,667
Windstream Holdings Inc	97,000		829
			$165,246
					Portfolio Summary (unaudited)
Toys, Games & Hobbies - 0.04%					Sector			Percent
Hasbro Inc	16,911		874		Consumer, Non-cyclical			23.73%
Mattel Inc	38,275		1,698		Communications			15.59%
			$2,572		Technology			14.37%
Transportation - 1.24%					Industrial			14.36%
CH Robinson Worldwide Inc	27,806		1,661		Consumer, Cyclical			12.43%
Con-way Inc	3,589		148		Financial			9 .27%
CSX Corp	55,395		1,444		Energy			6 .59%
Expeditors International of Washington Inc	36,255		1,642		Basic Materials			3 .41%
FedEx Corp	389,400		51,011		Utilities			0.02%
Kansas City Southern	103,190		12,540		Other Assets in Excess of Liabilities, Net			0 .23%
Kirby Corp (a)	5,816		515		TOTAL NET ASSETS			100.00%
Landstar System Inc	8,058		446
Norfolk Southern Corp	9,886		850
Union Pacific Corp	50,690		7,674
United Parcel Service Inc	69,614		6,839
			$84,770

Trucking & Leasing - 0.00%
AMERCO	696		141

Water - 0.01%
Aqua America Inc	26,723		673

TOTAL COMMON STOCKS			$6,674,233
	Maturity
REPURCHASE AGREEMENTS - 2.49%	Amount (000's)	Value	(000	's)

Banks - 2.49%
Investment in Joint Trading Account; Barclays $ 40,627			$40,627
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $41,439,846; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	30,471		30,471
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $31,079,885; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	67,712		67,711
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $69,066,409; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2013

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2013	Long	1,986	$167,231	$173,874	$6,643
Total					$6,643
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments LargeCap Growth Fund II

October 31, 2013

COMMON STOCKS - 95.71%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.04%					Biotechnology - 4.84%
Omnicom Group Inc	7,695		$524		Alexion Pharmaceuticals Inc (a)	46,937		$5,771
					Amgen Inc	101,085		11,726
					Biogen Idec Inc (a)	49,241		12,025
Aerospace & Defense - 2.05%					Celgene Corp (a)	17,410		2,585
B/E Aerospace Inc (a)	4,304		349
					Charles River Laboratories International Inc (a)	1,025		50
Boeing Co/The	103,122		13,458		Cubist Pharmaceuticals Inc (a)	3,033		188
Lockheed Martin Corp	7,570		1,009		Gilead Sciences Inc (a)	313,989		22,290
Rockwell Collins Inc	5,625		393		Illumina Inc (a)	5,788		541
Triumph Group Inc	489		35		Myriad Genetics Inc (a)	3,708		90
United Technologies Corp	100,658		10,695		Regeneron Pharmaceuticals Inc (a)	18,304		5,264
			$25,939		United Therapeutics Corp (a)	2,164		192
Agriculture - 2.54%					Vertex Pharmaceuticals Inc (a)	6,010		429
Altria Group Inc	51,855		1,931					$61,151
Archer-Daniels-Midland Co	2,328		95
Lorillard Inc	12,065		615		Building Materials - 0.04%
					Lennox International Inc	2,343		183
Philip Morris International Inc	326,425		29,092		Masco Corp	16,599		351
Reynolds American Inc	6,162		316
			$32,049					$534
					Chemicals - 3.03%
Airlines - 0.27%					Airgas Inc	3,088		337
Alaska Air Group Inc	32,850		2,321
Copa Holdings SA	1,547		231		Albemarle Corp	1,441		95
					Celanese Corp	7,429		416
Delta Air Lines Inc	18,259		482		Dow Chemical Co/The	7,370		291
Southwest Airlines Co	3,691		64
United Continental Holdings Inc (a)	9,219		313		Eastman Chemical Co	4,775		376
					Ecolab Inc	7,727		819
			$3,411		EI du Pont de Nemours & Co	27,122		1,660
Apparel - 1.66%					International Flavors & Fragrances Inc	3,793		313
Carter's Inc	2,758		191		LyondellBasell Industries NV	110,206		8,221
Hanesbrands Inc	37,108		2,528		Monsanto Co	213,100		22,350
Michael Kors Holdings Ltd (a)	5,997		462		NewMarket Corp	447		139
Nike Inc	172,384		13,060		PPG Industries Inc	3,826		699
Ralph Lauren Corp	23,059		3,819		Praxair Inc	7,635		952
Under Armour Inc (a)	3,948		320		Sherwin-Williams Co/The	2,732		514
VF Corp	2,606		560		Sigma-Aldrich Corp	5,287		457
			$20,940		Valspar Corp/The	4,146		290
					Westlake Chemical Corp	816		88
Automobile Manufacturers - 0.34%					WR Grace & Co (a)	3,077		282
Ford Motor Co	40,327		690					$38,299
PACCAR Inc	2,120		118
Tesla Motors Inc (a)	21,803		3,487		Commercial Services - 1.81%
			$4,295		Aaron's Inc	533		15
					Alliance Data Systems Corp (a)	2,288		542
Automobile Parts & Equipment - 1.01%					Automatic Data Processing Inc	12,525		939
BorgWarner Inc	3,439		355		Booz Allen Hamilton Holding Corp	1,341		27
Delphi Automotive PLC	9,304		532		Cintas Corp	1,346		72
Goodyear Tire & Rubber Co/The	11,438		240		Equifax Inc	5,609		363
Johnson Controls Inc	202,500		9,345		FleetCor Technologies Inc (a)	3,160		365
Lear Corp	422		33		Gartner Inc (a)	4,402		260
Visteon Corp (a)	2,314		178
WABCO Holdings Inc (a)	24,133		2,068		H&R Block Inc	12,670		360
					KAR Auction Services Inc	1,326		39
			$12,751		Lender Processing Services Inc	3,416		118
Banks - 2.16%					MasterCard Inc	24,329		17,446
Signature Bank/New York NY (a)	214		22		McGraw Hill Financial Inc	6,024		420
State Street Corp	167,784		11,757		Moody's Corp	5,678		401
SunTrust Banks Inc	142,872		4,806		Robert Half International Inc	6,499		250
Wells Fargo & Co	248,800		10,621		RR Donnelley & Sons Co	4,592		85
			$27,206		Service Corp International/US	7,695		139
					Total System Services Inc	5,907		176
Beverages - 4.96%					Vantiv Inc (a)	4,126		113
Beam Inc	31,063		2,091		Verisk Analytics Inc (a)	7,133		489
Brown-Forman Corp	26,154		1,909		Western Union Co/The	14,433		246
Coca-Cola Co/The	701,949		27,776					$22,865
Coca-Cola Enterprises Inc	7,077		295
Constellation Brands Inc (a)	6,732		440		Computers - 5.24%
Dr Pepper Snapple Group Inc	9,615		455		Accenture PLC - Class A	61,275		4,504
Green Mountain Coffee Roasters Inc (a)	4,989		313		Apple Inc	79,134		41,335
Monster Beverage Corp (a)	6,325		362		Cadence Design Systems Inc (a)	124,708		1,618
					Cognizant Technology Solutions Corp (a)	7,787		677
PepsiCo Inc	344,133		28,938
			$62,579		EMC Corp/MA	125,732		3,026
					IHS Inc (a)	3,058		333
					International Business Machines Corp	30,783		5,517

See accompanying notes

Schedule of Investments
LargeCap Growth Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers (continued)					Entertainment (continued)
Jack Henry & Associates Inc	4,011		$219		International Game Technology	12,117		$228
NetApp Inc	134,563		5,223		Madison Square Garden Co/The (a)	2,795		169
Riverbed Technology Inc (a)	7,177		106					$528
SanDisk Corp	5,145		358
Seagate Technology PLC	66,807		3,252		Environmental Control - 0.04%
					Stericycle Inc (a)	4,015		466
			$66,168		Waste Management Inc	1,744		76
Consumer Products - 0.18%								$542
Avery Dennison Corp	1,471		69
Clorox Co/The	5,121		462		Food - 1.85%
Jarden Corp (a)	5,232		290		ConAgra Foods Inc	9,987		318
Kimberly-Clark Corp	10,269		1,109		Flowers Foods Inc	7,963		202
Scotts Miracle-Gro Co/The	1,997		117		General Mills Inc	20,593		1,038
Tupperware Brands Corp	2,463		221		Hershey Co/The	31,345		3,110
			$2,268		Ingredion Inc	437		29
					JM Smucker Co/The	654		73
Cosmetics & Personal Care - 3.33%					Kellogg Co	8,011		507
Colgate-Palmolive Co	203,883		13,197		Kraft Foods Group Inc	18,991		1,033
Estee Lauder Cos Inc/The	220,140		15,621		Kroger Co/The	16,608		711
Procter & Gamble Co/The	164,086		13,250		McCormick & Co Inc/MD	6,138		424
			$42,068		Mondelez International Inc	322,500		10,849
					Pinnacle Foods Inc	5,676		154
Distribution & Wholesale - 0.16%					Whole Foods Market Inc	78,456		4,953
Fastenal Co	7,660		381					$23,401
Fossil Group Inc (a)	2,392		304
Genuine Parts Co	4,359		343		Forest Products & Paper - 0.04%
LKQ Corp (a)	14,074		465		International Paper Co	11,800		526
WW Grainger Inc	1,724		464

			$1,957		Gas - 0.00%
Diversified Financial Services - 3.12%					Questar Corp	1,112		26
Affiliated Managers Group Inc (a)	2,453		484
American Express Co	187,221		15,315		Hand & Machine Tools - 0.17%
Ameriprise Financial Inc	2,992		301		Lincoln Electric Holdings Inc	30,835		2,135
BlackRock Inc	1,346		405		Snap-on Inc	308		32
Charles Schwab Corp/The	6,947		157					$2,167
Federated Investors Inc	3,182		86
Franklin Resources Inc	189,562		10,210		Healthcare - Products - 1.70%
IntercontinentalExchange Inc	1,878		362		Baxter International Inc	15,741		1,037
LPL Financial Holdings Inc	2,067		84		Becton Dickinson and Co	5,641		593
T Rowe Price Group Inc	7,530		583		Bruker BioSciences Corp (a)	5,095		104
Visa Inc	56,699		11,151		CareFusion Corp (a)	36,315		1,408
Waddell & Reed Financial Inc	3,996		247		Cooper Cos Inc/The	1,665		215
			$39,385		CR Bard Inc	3,793		517
					DENTSPLY International Inc	52,090		2,454
Electric - 0.02%					Henry Schein Inc (a)	4,055		456
ITC Holdings Corp	2,434		245		IDEXX Laboratories Inc (a)	19,522		2,106
					Intuitive Surgical Inc (a)	8,319		3,090
Electrical Components & Equipment - 0.13%					Life Technologies Corp (a)	5,215		393
AMETEK Inc	7,104		340		Patterson Cos Inc	3,637		155
Emerson Electric Co	15,683		1,050		ResMed Inc	16,558		857
Hubbell Inc	2,003		215		Sirona Dental Systems Inc (a)	2,554		185
			$1,605		St Jude Medical Inc	8,383		481
					Stryker Corp	93,710		6,921
Electronics - 1.88%					Techne Corp	795		69
Agilent Technologies Inc	1,892		96		Varian Medical Systems Inc (a)	5,049		366
Amphenol Corp	4,614		370		Zimmer Holdings Inc	436		38
FLIR Systems Inc	4,603		131					$21,445
Gentex Corp/MI	3,839		113
Honeywell International Inc	147,012		12,750		Healthcare - Services - 0.14%
Mettler-Toledo International Inc (a)	1,405		348		Aetna Inc	4,680		293
Trimble Navigation Ltd (a)	87,148		2,490		Cigna Corp	778		60
Tyco International Ltd	114,896		4,199		Community Health Systems Inc	345		15
Waters Corp (a)	31,581		3,188		Covance Inc (a)	2,601		232
			$23,685		DaVita HealthCare Partners Inc (a)	4,770		268
					Laboratory Corp of America Holdings (a)	4,246		428
Engineering & Construction - 0.03%					Mednax Inc (a)	1,512		165
AECOM Technology Corp (a)	464		15
					Quest Diagnostics Inc	494		30
Fluor Corp	4,539		337		Universal Health Services Inc	2,842		229
			$352					$1,720

Entertainment - 0.04%					Home Builders - 0.03%
Bally Technologies Inc (a)	1,795		131
					Pulte Group Inc	18,040		319

See accompanying notes

Schedule of Investments
LargeCap Growth Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Home Builders (continued)					Machinery - Diversified (continued)
Thor Industries Inc	2,058		$119		Zebra Technologies Corp (a)	237		$11
			$438					$9,382

Home Furnishings - 0.00%					Media - 4.11%
Whirlpool Corp	259		38		AMC Networks Inc (a)	2,793		196
					CBS Corp	137,096		8,107
					Comcast Corp - Class A	407,095		19,370
Housewares - 0.03%					DIRECTV (a)	15,542		971
Newell Rubbermaid Inc	7,779		230		Discovery Communications Inc - A Shares (a)	7,283		648
Toro Co	2,693		159		Discovery Communications Inc - C Shares (a)	48,481		4,010
			$389		FactSet Research Systems Inc	2,045		223
Insurance - 0.60%					Liberty Global PLC - A Shares (a)	8,596		674
Allied World Assurance Co Holdings AG	533		58		Nielsen Holdings NV	1,466		58
American Financial Group Inc/OH	492		28		Scripps Networks Interactive Inc	64,506		5,193
Aon PLC	6,959		550		Sirius XM Radio Inc	68,571		258
Arch Capital Group Ltd (a)	442		26		Starz (a)	4,795		145
Arthur J Gallagher & Co	5,898		280		Time Warner Cable Inc	8,660		1,040
Axis Capital Holdings Ltd	1,412		67		Twenty-First Century Fox Inc - A Shares	43,592		1,486
Brown & Brown Inc	2,514		80		Viacom Inc	104,088		8,669
Chubb Corp/The	1,724		159		Walt Disney Co/The	11,902		816
Erie Indemnity Co	1,153		83					$51,864
Hanover Insurance Group Inc/The	585		34
Marsh & McLennan Cos Inc	10,750		492		Metal Fabrication & Hardware - 0.67%
MetLife Inc	95,409		4,514		Precision Castparts Corp	32,743		8,299
Progressive Corp/The	14,163		368		Valmont Industries Inc	1,246		175
Prudential Financial Inc	4,600		374					$8,474
Travelers Cos Inc/The	4,733		408		Miscellaneous Manufacturing - 2.10%
			$7,521		3M Co	17,032		2,143
					AO Smith Corp	1,543		80
Internet - 8.27%
Amazon.com Inc (a)	19,902		7,245		Aptargroup Inc	2,177		140
eBay Inc (a)	194,519		10,253		Carlisle Cos Inc	175		13
F5 Networks Inc (a)	68,521		5,585		Crane Co	2,081		132
Facebook Inc (a)	254,823		12,807		Danaher Corp	81,118		5,848
Google Inc (a)	50,786		52,339		Donaldson Co Inc	6,292		249
Liberty Interactive Corp (a)	1,993		54		Dover Corp	3,683		338
Liberty Ventures (a)	1,710		184		General Electric Co	450,600		11,779
LinkedIn Corp (a)	22,144		4,953		Illinois Tool Works Inc	4,100		323
Netflix Inc (a)	1,296		418		Ingersoll-Rand PLC	6,207		419
priceline.com Inc (a)	7,314		7,708		ITT Corp	4,185		166
Splunk Inc (a)	33,057		2,073		Parker Hannifin Corp	41,546		4,849
Symantec Corp	14,813		337					$26,479
TripAdvisor Inc (a)	5,213		431		Office & Business Equipment - 0.01%
			$104,387		Pitney Bowes Inc	4,077		87

Leisure Products & Services - 0.54%
Harley-Davidson Inc	100,152		6,413		Oil & Gas - 2.51%
Polaris Industries Inc	3,013		395		Anadarko Petroleum Corp	1,282		122
			$6,808		Atwood Oceanics Inc (a)	504		27
					Cabot Oil & Gas Corp	12,448		440
Lodging - 1.04%					Continental Resources Inc/OK (a)	1,988		226
Las Vegas Sands Corp	104,570		7,343		CVR Energy Inc	724		29
Marriott International Inc/DE	106,430		4,798		EOG Resources Inc	60,619		10,815
Starwood Hotels & Resorts Worldwide Inc	3,848		283		EQT Corp	3,554		304
Wyndham Worldwide Corp	6,323		420		Noble Energy Inc	82,312		6,168
Wynn Resorts Ltd	2,088		347		Oasis Petroleum Inc (a)	4,356		232
			$13,191		Occidental Petroleum Corp	117,000		11,241
Machinery - Construction & Mining - 0.04%					Pioneer Natural Resources Co	2,601		533
Caterpillar Inc	5,540		462		QEP Resources Inc	847		28
					Range Resources Corp	4,209		319
					Seadrill Ltd	10,436		486
Machinery - Diversified - 0.74%					SM Energy Co	3,122		277
Babcock & Wilcox Co/The	3,606		116		Southwestern Energy Co (a)	10,380		386
Cummins Inc	4,538		576		Whiting Petroleum Corp (a)	487		32
Deere & Co	11,320		926					$31,665
Flowserve Corp	6,652		462
Graco Inc	2,852		220		Oil & Gas Services - 2.38%
IDEX Corp	3,564		247		Baker Hughes Inc	1,294		75
Manitowoc Co Inc/The	6,211		121		Cameron International Corp (a)	7,271		399
Rockwell Automation Inc	54,744		6,045		Core Laboratories NV	12,380		2,318
Roper Industries Inc	2,888		366		FMC Technologies Inc (a)	6,124		310
Wabtec Corp/DE	4,475		292		Halliburton Co	27,527		1,460

See accompanying notes

Schedule of Investments
LargeCap Growth Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Oil & Gas Services (continued)					Retail - 9.18%
MRC Global Inc (a)	1,658		$46		Abercrombie & Fitch Co	422		$16
Oceaneering International Inc	65,762		5,647		Advance Auto Parts Inc	3,397		337
RPC Inc	2,360		43		AutoZone Inc (a)	1,056		459
Schlumberger Ltd	210,338		19,713		Bed Bath & Beyond Inc (a)	81,351		6,290
			$30,011		Best Buy Co Inc	128,639		5,506
					Big Lots Inc (a)	718		26
Packaging & Containers - 0.14%					Brinker International Inc	3,288		146
Ball Corp	6,922		338		CarMax Inc (a)	5,817		273
Bemis Co Inc	2,105		84		Chipotle Mexican Grill Inc (a)	9,763		5,145
Crown Holdings Inc (a)	5,711		249
					Coach Inc	8,364		424
Greif Inc	291		16		Copart Inc (a)	5,265		170
Owens-Illinois Inc (a)	4,507		143
					Costco Wholesale Corp	130,894		15,445
Packaging Corp of America	4,561		284		CVS Caremark Corp	6,549		408
Rock Tenn Co	2,412		258		Dillard's Inc	845		69
Sealed Air Corp	9,113		275		Dollar General Corp (a)	8,445		488
Silgan Holdings Inc	2,052		93		Dollar Tree Inc (a)	6,662		389
			$1,740		Domino's Pizza Inc	2,617		176
Pharmaceuticals - 7.39%					DSW Inc	1,530		134
Abbott Laboratories	302,300		11,049		Foot Locker Inc	47,483		1,648
AbbVie Inc	216,068		10,469		Gap Inc/The	8,311		307
Actavis PLC (a)	4,493		694		GNC Holdings Inc	75,767		4,457
Allergan Inc/United States	159,243		14,429		Home Depot Inc/The	167,306		13,032
AmerisourceBergen Corp	128,905		8,421		L Brands Inc	6,196		388
Bristol-Myers Squibb Co	257,999		13,550		Lowe's Cos Inc	207,279		10,318
Cardinal Health Inc	75,668		4,439		Macy's Inc	8,850		408
Catamaran Corp (a)	9,708		456		McDonald's Corp	29,603		2,857
Eli Lilly & Co	6,305		314		MSC Industrial Direct Co Inc	2,198		168
Express Scripts Holding Co (a)	117,604		7,353		Nordstrom Inc	6,751		408
Herbalife Ltd	3,968		257		O'Reilly Automotive Inc (a)	3,288		407
Jazz Pharmaceuticals PLC (a)	2,413		219		Panera Bread Co (a)	1,307		206
Johnson & Johnson	10,524		975		PetSmart Inc	4,806		350
McKesson Corp	6,582		1,029		Ross Stores Inc	6,542		506
Mead Johnson Nutrition Co	83,611		6,827		Signet Jewelers Ltd	327		24
Mylan Inc/PA (a)	11,072		419		Starbucks Corp	207,884		16,848
Perrigo Co	2,436		336		Target Corp	122,484		7,936
Salix Pharmaceuticals Ltd (a)	2,851		205		TJX Cos Inc	166,550		10,124
Sanofi ADR	129,500		6,926		Urban Outfitters Inc (a)	134,267		5,087
Zoetis Inc	153,544		4,861		Walgreen Co	22,769		1,349
			$93,228		Wal-Mart Stores Inc	27,560		2,115
					Williams-Sonoma Inc	4,548		239
Pipelines - 0.10%					World Fuel Services Corp	651		25
Kinder Morgan Inc/DE	17,916		633		Yum! Brands Inc	11,612		785
ONEOK Inc	5,003		283					$115,893
Williams Cos Inc/The	9,677		345
			$1,261		Semiconductors - 3.39%
					Altera Corp	136,516		4,587
Real Estate - 0.29%					Analog Devices Inc	6,198		306
CBRE Group Inc (a)	155,440		3,611		Applied Materials Inc	20,501		366
					Avago Technologies Ltd	10,489		476
REITS - 0.42%					Broadcom Corp	11,613		310
					Freescale Semiconductor Ltd (a)	117,069		1,808
American Tower Corp	11,546		916
Apartment Investment & Management Co	3,780		106		Intel Corp	15,053		368
					Lam Research Corp (a)	1,772		96
CBL & Associates Properties Inc	2,478		49
Equity Lifestyle Properties Inc	2,806		107		Linear Technology Corp	142,465		5,861
Extra Space Storage Inc	408		19		LSI Corp	2,976		25
Federal Realty Investment Trust	1,996		207		Maxim Integrated Products Inc	13,551		402
					ON Semiconductor Corp (a)	19,938		141
Omega Healthcare Investors Inc	5,473		182
Plum Creek Timber Co Inc	7,576		344		Qualcomm Inc	376,921		26,185
					Rovi Corp (a)	562		9
Public Storage	3,896		650		Skyworks Solutions Inc (a)	7,397		191
Rayonier Inc	5,865		276
Regency Centers Corp	1,787		92		Texas Instruments Inc	32,028		1,348
Senior Housing Properties Trust	633		15		Xilinx Inc	6,807		309
Simon Property Group Inc	6,762		1,045					$42,788
Tanger Factory Outlet Centers	4,445		155		Shipbuilding - 0.01%
Taubman Centers Inc	545		36		Huntington Ingalls Industries Inc	2,334		167
Ventas Inc	6,150		401
Vornado Realty Trust	1,686		150
Weyerhaeuser Co	17,000		517		Software - 4.03%
					ANSYS Inc (a)	4,339		379
			$5,267		Cerner Corp (a)	7,682		430
					Citrix Systems Inc (a)	4,830		274

See accompanying notes

Schedule of Investments
LargeCap Growth Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	REPURCHASE AGREEMENTS	Maturity

Software (continued)				(continued)	Amount (000's)	Value (000	's)
CommVault Systems Inc (a)	31,305	$2,444		Banks (continued)
Dun & Bradstreet Corp/The	1,723	187		Investment in Joint Trading Account; Credit	$9,302		$9,302
Electronic Arts Inc (a)	193,623	5,083		Suisse Repurchase Agreement; 0.08%
Fiserv Inc (a)	3,437	360		dated 10/31/2013 maturing 11/01/2013
Informatica Corp (a)	5,092	197		(collateralized by US Government
Intuit Inc	8,953	639		Securities; $9,487,732; 0.00%; dated
Microsoft Corp	501,717	17,736		08/15/16 - 08/15/37)
MSCI Inc (a)	2,358	96		Investment in Joint Trading Account; Deutsche	20,671		20,670
NetSuite Inc (a)	18,081	1,824		Bank Repurchase Agreement; 0.11% dated
Oracle Corp	433,753	14,531		10/31/2013 maturing 11/01/2013
Paychex Inc	7,557	319		(collateralized by US Government
Red Hat Inc (a)	8,938	387		Securities; $21,083,848; 0.00% - 5.50%;
Salesforce.com Inc (a)	15,230	813		dated 12/27/13 - 07/15/36)
Solera Holdings Inc	3,207	180		Investment in Joint Trading Account; Merrill	9,673		9,673
Veeva Systems Inc (a)	38,539	1,500		Lynch Repurchase Agreement; 0.09%
VMware Inc (a)	42,784	3,478		dated 10/31/2013 maturing 11/01/2013
		$50,857		(collateralized by US Government
				Securities; $9,866,356; 0.00% - 7.13%;
Telecommunications - 1.54%				dated 03/15/14 - 01/15/48)
Ciena Corp (a)	148,135	3,447
							$52,047
Cisco Systems Inc	176,666	3,975
Crown Castle International Corp (a)	7,583	577		TOTAL REPURCHASE AGREEMENTS			$52,047
Harris Corp	889	55		Total Investments			$1,260,236
Intelsat SA (a)	69	1		Other Assets in Excess of Liabilities, Net - 0.17%			$2,144
IPG Photonics Corp	1,530	101		TOTAL NET ASSETS - 100.00%			$1,262,380
Juniper Networks Inc (a)	328,800	6,129
Motorola Solutions Inc	5,915	370		(a) Non-Income Producing Security
NeuStar Inc (a)	3,065	141
tw telecom inc (a)	6,991	220
Verizon Communications Inc	83,312	4,208
Windstream Holdings Inc	26,054	223		Portfolio Summary (unaudited)
		$19,447		Sector			Percent
				Consumer, Non-cyclical			28.77%
Textiles - 0.52%				Consumer, Cyclical			14.87%
Mohawk Industries Inc (a)	49,229	6,519
				Communications			13.96%
				Technology			12.64%
Toys, Games & Hobbies - 0.05%				Industrial			10.79%
Hasbro Inc	4,542	235		Financial			10.71%
Mattel Inc	10,280	456		Energy			4 .99%
		$691		Basic Materials			3 .07%
				Utilities			0.03%
Transportation - 2.75%				Other Assets in Excess of Liabilities, Net			0 .17%
CH Robinson Worldwide Inc	7,468	446		TOTAL NET ASSETS			100.00%
Con-way Inc	963	40
CSX Corp	14,879	388
Expeditors International of Washington Inc	9,734	441
Kansas City Southern	2,844	346
Kirby Corp (a)	1,562	138
Landstar System Inc	2,164	120
Norfolk Southern Corp	2,655	228
Union Pacific Corp	72,499	10,976
United Parcel Service Inc	219,370	21,551
		$34,674

Trucking & Leasing - 0.00%
AMERCO	187	38

Water - 0.01%
Aqua America Inc	7,177	181

TOTAL COMMON STOCKS		$1,208,189
	Maturity
REPURCHASE AGREEMENTS - 4.12%	Amount (000's)	Value (000	's)

Banks - 4.12%
Investment in Joint Trading Account; Barclays $ 12,402		$12,402
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $12,650,309; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)

See accompanying notes

Schedule of Investments
LargeCap Growth Fund II
October 31, 2013

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
S&P 500 Emini; December 2013	Long	599	$51,384		$52,442	$1,058
Total						$1,058
Amounts in thousands except contracts

See accompanying notes

     Schedule of Investments LargeCap S&P 500 Index Fund October 31, 2013

COMMON STOCKS - 96.82%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.15%					Beverages (continued)
Interpublic Group of Cos Inc/The	96,797		$1,626		Coca-Cola Co/The	874,190		$34,592
Omnicom Group Inc	58,973		4,017		Coca-Cola Enterprises Inc	57,009		2,379
			$5,643		Constellation Brands Inc (a)	38,027		2,483
					Dr Pepper Snapple Group Inc	46,677		2,210
Aerospace & Defense - 1.94%					Molson Coors Brewing Co	36,174		1,954
Boeing Co/The	159,151		20,769		Monster Beverage Corp (a)	31,092		1,779
General Dynamics Corp	76,212		6,602		PepsiCo Inc	353,622		29,736
L-3 Communications Holdings Inc	20,541		2,063					$80,351
Lockheed Martin Corp	61,815		8,243
Northrop Grumman Corp	52,776		5,674		Biotechnology - 2.34%
Raytheon Co	73,946		6,091		Alexion Pharmaceuticals Inc (a)	44,840		5,513
Rockwell Collins Inc	30,957		2,162		Amgen Inc	172,741		20,038
United Technologies Corp	193,550		20,565		Biogen Idec Inc (a)	54,497		13,308
			$72,169		Celgene Corp (a)	94,303		14,003
					Gilead Sciences Inc (a)	350,965		24,915
Agriculture - 1.74%					Regeneron Pharmaceuticals Inc (a)	17,888		5,145
Altria Group Inc	459,601		17,111		Vertex Pharmaceuticals Inc (a)	53,383		3,808
Archer-Daniels-Midland Co	151,148		6,182					$86,730
Lorillard Inc	85,737		4,373
Philip Morris International Inc	371,125		33,075		Building Materials - 0.09%
Reynolds American Inc	72,591		3,729		Masco Corp	81,845		1,729
			$64,470		Vulcan Materials Co	29,800		1,596

Airlines - 0.21%								$3,325
Delta Air Lines Inc	196,724		5,190		Chemicals - 2.46%
Southwest Airlines Co	161,931		2,788		Air Products & Chemicals Inc	48,071		5,240
			$7,978		Airgas Inc	15,168		1,654
					CF Industries Holdings Inc	13,135		2,832
Apparel - 0.53%					Dow Chemical Co/The	277,496		10,953
Nike Inc	171,489		12,992		Eastman Chemical Co	35,366		2,787
Ralph Lauren Corp	13,891		2,301		Ecolab Inc	62,193		6,593
VF Corp	20,163		4,335		EI du Pont de Nemours & Co	211,739		12,958
			$19,628		FMC Corp	31,267		2,275
Automobile Manufacturers - 0.75%					International Flavors & Fragrances Inc	18,742		1,549
Ford Motor Co	903,346		15,456		LyondellBasell Industries NV	102,732		7,664
General Motors Co (a)	215,816		7,974		Monsanto Co	122,239		12,820
PACCAR Inc	81,164		4,513		Mosaic Co/The	78,111		3,581
			$27,943		PPG Industries Inc	32,768		5,983
					Praxair Inc	67,606		8,431
Automobile Parts & Equipment - 0.40%					Sherwin-Williams Co/The	20,013		3,763
BorgWarner Inc	26,249		2,707		Sigma-Aldrich Corp	27,570		2,383
Delphi Automotive PLC	64,726		3,702					$91,466
Goodyear Tire & Rubber Co/The	56,402		1,183
Johnson Controls Inc	156,874		7,240		Coal - 0.08%
			$14,832		Consol Energy Inc	52,474		1,915
					Peabody Energy Corp	61,874		1,206
Banks - 7.13%								$3,121
Bank of America Corp	2,463,344		34,388
Bank of New York Mellon Corp/The	263,798		8,389		Commercial Services - 1.26%
BB&T Corp	161,394		5,483		ADT Corp/The	45,858		1,989
Capital One Financial Corp	134,216		9,217		Automatic Data Processing Inc	110,709		8,300
Citigroup Inc	697,292		34,014		Cintas Corp	23,560		1,267
Comerica Inc	42,411		1,836		Equifax Inc	27,810		1,798
Fifth Third Bancorp	203,381		3,870		H&R Block Inc	62,796		1,786
Goldman Sachs Group Inc/The	95,769		15,406		Iron Mountain Inc	39,000		1,035
Huntington Bancshares Inc/OH	190,240		1,674		MasterCard Inc	23,786		17,057
JP Morgan Chase & Co	863,111		44,485		McGraw Hill Financial Inc	63,102		4,397
KeyCorp	208,969		2,618		Moody's Corp	44,472		3,142
M&T Bank Corp	29,817		3,355		Quanta Services Inc (a)	49,009		1,481
Morgan Stanley	318,849		9,161		Robert Half International Inc	31,836		1,227
Northern Trust Corp	51,759		2,920		Total System Services Inc	38,220		1,140
PNC Financial Services Group Inc/The	121,873		8,961		Western Union Co/The	126,556		2,154
Regions Financial Corp	320,060		3,082					$46,773
State Street Corp	102,259		7,165		Computers - 5.59%
SunTrust Banks Inc	123,581		4,157		Accenture PLC - Class A	147,861		10,868
US Bancorp/MN	421,734		15,756		Apple Inc	208,314		108,813
Wells Fargo & Co	1,107,930		47,298		Cognizant Technology Solutions Corp (a)	69,102		6,007
Zions Bancorporation	42,310		1,200		Computer Sciences Corp	33,864		1,668
			$264,435		EMC Corp/MA	477,129		11,484
Beverages - 2.17%					Hewlett-Packard Co	440,664		10,739
Beam Inc	37,127		2,499		International Business Machines Corp	236,105		42,312
Brown-Forman Corp	37,258		2,719		NetApp Inc	77,982		3,026

See accompanying notes

     Schedule of Investments LargeCap S&P 500 Index Fund October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers (continued)					Electric (continued)
SanDisk Corp	55,120		$3,831		Xcel Energy Inc	114,090		$3,293
Seagate Technology PLC	74,254		3,615					$98,837
Teradata Corp (a)	37,398		1,648
Western Digital Corp	48,364		3,368		Electrical Components & Equipment - 0.40%
			$207,379		AMETEK Inc	55,999		2,679
					Emerson Electric Co	163,838		10,972
Consumer Products - 0.36%					Molex Inc	31,458		1,214
Avery Dennison Corp	22,490		1,060					$14,865
Clorox Co/The	29,907		2,697
Kimberly-Clark Corp	87,829		9,486		Electronics - 1.22%
			$13,243		Agilent Technologies Inc	75,849		3,850
					Amphenol Corp	36,494		2,930
Cosmetics & Personal Care - 1.88%					FLIR Systems Inc	32,577		928
Avon Products Inc	99,435		1,740		Garmin Ltd	28,215		1,319
Colgate-Palmolive Co	202,076		13,080		Honeywell International Inc	179,960		15,608
Estee Lauder Cos Inc/The	58,628		4,160		Jabil Circuit Inc	42,286		882
Procter & Gamble Co/The	627,984		50,710		PerkinElmer Inc	25,686		977
			$69,690		TE Connectivity Ltd	94,822		4,883
					Thermo Fisher Scientific Inc	82,664		8,083
Distribution & Wholesale - 0.30%					Tyco International Ltd	106,002		3,874
Fastenal Co	62,625		3,119		Waters Corp (a)	19,540		1,972
Fossil Group Inc (a)	11,524		1,463
Genuine Parts Co	35,508		2,799					$45,306
WW Grainger Inc	14,182		3,814		Engineering & Construction - 0.12%
			$11,195		Fluor Corp	37,383		2,775
					Jacobs Engineering Group Inc (a)	30,144		1,833
Diversified Financial Services - 2.57%								$4,608
American Express Co	212,745		17,402
Ameriprise Financial Inc	45,366		4,561		Entertainment - 0.03%
BlackRock Inc	28,878		8,687		International Game Technology	59,800		1,124
Charles Schwab Corp/The	265,161		6,006
CME Group Inc/IL	72,053		5,347
Discover Financial Services	110,930		5,755		Environmental Control - 0.24%
E*Trade Financial Corp (a)	65,823		1,113		Republic Services Inc	62,258		2,084
					Stericycle Inc (a)	19,694		2,289
Franklin Resources Inc	93,215		5,021
IntercontinentalExchange Inc	16,703		3,219		Waste Management Inc	99,964		4,352
Invesco Ltd	101,535		3,427					$8,725
Legg Mason Inc	24,895		958		Food - 1.76%
NASDAQ OMX Group Inc/The	26,474		938		Campbell Soup Co	40,927		1,742
NYSE Euronext	55,719		2,453		ConAgra Foods Inc	96,780		3,078
SLM Corp	100,016		2,537		General Mills Inc	147,157		7,420
T Rowe Price Group Inc	59,648		4,617		Hershey Co/The	34,288		3,403
Visa Inc	118,361		23,278		Hormel Foods Corp	30,864		1,341
			$95,319		JM Smucker Co/The	24,105		2,681
					Kellogg Co	59,005		3,732
Electric - 2.66%					Kraft Foods Group Inc	136,559		7,426
AES Corp/VA	141,133		1,989		Kroger Co/The	118,830		5,091
Ameren Corp	55,635		2,013
American Electric Power Co Inc	111,615		5,228		McCormick & Co Inc/MD	30,264		2,093
					Mondelez International Inc	408,298		13,735
CMS Energy Corp	60,962		1,674		Safeway Inc	55,329		1,931
Consolidated Edison Inc	67,154		3,910
Dominion Resources Inc/VA	132,766		8,464		Sysco Corp	134,905		4,363
					Tyson Foods Inc	63,801		1,765
DTE Energy Co	40,117		2,774		Whole Foods Market Inc	85,415		5,392
Duke Energy Corp	161,861		11,610
Edison International	74,707		3,663					$65,193
Entergy Corp	40,879		2,646		Forest Products & Paper - 0.16%
Exelon Corp	196,406		5,605		International Paper Co	102,256		4,561
FirstEnergy Corp	95,895		3,631		MeadWestvaco Corp	40,710		1,419
Integrys Energy Group Inc	18,250		1,071					$5,980
NextEra Energy Inc	97,373		8,252
Northeast Utilities	72,171		3,095		Gas - 0.29%
NRG Energy Inc	74,046		2,112		AGL Resources Inc	27,193		1,301
Pepco Holdings Inc	57,120		1,101		CenterPoint Energy Inc	98,281		2,418
PG&E Corp	102,108		4,273		NiSource Inc	71,673		2,259
Pinnacle West Capital Corp	25,222		1,413		Sempra Energy	52,084		4,747
PPL Corp	144,846		4,437					$10,725
Public Service Enterprise Group Inc	115,990		3,886		Hand & Machine Tools - 0.12%
SCANA Corp	32,098		1,497		Snap-on Inc	13,338		1,388
Southern Co/The	200,381		8,198		Stanley Black & Decker Inc	36,705		2,903
TECO Energy Inc	46,838		804					$4,291
Wisconsin Energy Corp	52,203		2,198

See accompanying notes

     Schedule of Investments LargeCap S&P 500 Index Fund October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Products - 1.80%					Internet - 3.92%
Baxter International Inc	124,458		$8,198		Amazon.com Inc (a)	84,857		$30,890
Becton Dickinson and Co	44,532		4,682		eBay Inc (a)	267,147		14,081
Boston Scientific Corp (a)	307,914		3,599		Expedia Inc	24,634		1,450
CareFusion Corp (a)	49,156		1,906		F5 Networks Inc (a)	17,955		1,464
Covidien PLC	105,475		6,762		Google Inc (a)	64,142		66,103
CR Bard Inc	18,149		2,472		Netflix Inc (a)	13,511		4,357
DENTSPLY International Inc	32,626		1,537		priceline.com Inc (a)	11,809		12,445
Edwards Lifesciences Corp (a)	25,744		1,678		Symantec Corp	160,190		3,643
Hospira Inc (a)	37,982		1,539		TripAdvisor Inc (a)	25,573		2,115
Intuitive Surgical Inc (a)	9,105		3,382		VeriSign Inc (a)	30,947		1,680
Life Technologies Corp (a)	39,591		2,982		Yahoo! Inc (a)	217,578		7,165
Medtronic Inc	228,714		13,128					$145,393
Patterson Cos Inc	19,071		811
St Jude Medical Inc	65,852		3,779		Iron & Steel - 0.17%
Stryker Corp	67,629		4,995		Allegheny Technologies Inc	24,754		819
Varian Medical Systems Inc (a)	24,685		1,792		Cliffs Natural Resources Inc	35,111		902
Zimmer Holdings Inc	38,877		3,401		Nucor Corp	72,959		3,777
			$66,643		United States Steel Corp	33,169		826
								$6,324
Healthcare - Services - 1.16%
Aetna Inc	85,321		5,350		Leisure Products & Services - 0.18%
Cigna Corp	64,854		4,992		Carnival Corp	100,376		3,478
DaVita HealthCare Partners Inc (a)	40,461		2,274		Harley-Davidson Inc	51,148		3,276
Humana Inc	35,876		3,306					$6,754
Laboratory Corp of America Holdings (a)	20,659		2,085		Lodging - 0.29%
Quest Diagnostics Inc	34,827		2,087		Marriott International Inc/DE	52,138		2,351
Tenet Healthcare Corp (a)	23,298		1,099		Starwood Hotels & Resorts Worldwide Inc	44,699		3,291
UnitedHealth Group Inc	233,124		15,913		Wyndham Worldwide Corp	30,487		2,024
WellPoint Inc	68,550		5,813		Wynn Resorts Ltd	18,546		3,083
			$42,919					$10,749

Holding Companies - Diversified - 0.05%					Machinery - Construction & Mining - 0.36%
Leucadia National Corp	71,863		2,037		Caterpillar Inc	145,881		12,161
					Joy Global Inc	24,369		1,383
Home Builders - 0.11%								$13,544
DR Horton Inc	65,142		1,234		Machinery - Diversified - 0.60%
Lennar Corp	38,061		1,353		Cummins Inc	39,926		5,071
Pulte Group Inc	80,142		1,415		Deere & Co	87,785		7,184
			$4,002		Flowserve Corp	32,242		2,240
Home Furnishings - 0.11%					Rockwell Automation Inc	31,796		3,511
Harman International Industries Inc	15,608		1,264		Roper Industries Inc	22,742		2,884
Whirlpool Corp	18,176		2,654		Xylem Inc/NY	42,486		1,466
			$3,918					$22,356

Housewares - 0.05%					Media - 3.48%
Newell Rubbermaid Inc	66,037		1,957		Cablevision Systems Corp	49,050		763
					CBS Corp	128,972		7,627
					Comcast Corp - Class A	599,713		28,534
Insurance - 4.11%					DIRECTV (a)	117,070		7,316
ACE Ltd	77,988		7,443		Discovery Communications Inc - A Shares (a)	52,938		4,707
Aflac Inc	106,643		6,930		Gannett Co Inc	52,541		1,454
Allstate Corp/The	106,266		5,638		News Corp (a)	114,180		2,010
American International Group Inc	338,520		17,485		Nielsen Holdings NV	49,289		1,944
Aon PLC	70,499		5,576		Scripps Networks Interactive Inc	25,086		2,019
Assurant Inc	17,190		1,005		Time Warner Cable Inc	65,528		7,873
Berkshire Hathaway Inc - Class B (a)	412,713		47,495		Time Warner Inc	210,953		14,501
Chubb Corp/The	58,588		5,395		Twenty-First Century Fox Inc - A Shares	455,425		15,521
Cincinnati Financial Corp	33,775		1,689		Viacom Inc	99,515		8,289
Genworth Financial Inc (a)	113,210		1,645		Walt Disney Co/The	380,948		26,129
Hartford Financial Services Group Inc	104,337		3,516		Washington Post Co/The	1,004		646
Lincoln National Corp	60,647		2,754					$129,333
Loews Corp	70,160		3,389
Marsh & McLennan Cos Inc	126,023		5,772		Metal Fabrication & Hardware - 0.23%
MetLife Inc	256,770		12,148		Precision Castparts Corp	33,370		8,458
Progressive Corp/The	126,824		3,294
Prudential Financial Inc	106,622		8,678		Mining - 0.38%
Torchmark Corp	21,000		1,530		Alcoa Inc	245,243		2,273
Travelers Cos Inc/The	85,635		7,390		Freeport-McMoRan Copper & Gold Inc	237,981		8,748
Unum Group	60,441		1,918		Newmont Mining Corp	114,112		3,111
XL Group PLC	65,622		2,006					$14,132
			$152,696

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Miscellaneous Manufacturing - 3.35%					Pharmaceuticals - 6.87%
3M Co	148,880		$18,737		Abbott Laboratories	356,353		$13,025
Danaher Corp	137,162		9,888		AbbVie Inc	363,531		17,613
Dover Corp	39,134		3,592		Actavis PLC (a)	39,700		6,137
Eaton Corp PLC	108,663		7,667		Allergan Inc/United States	68,058		6,167
General Electric Co	2,335,089		61,039		AmerisourceBergen Corp	52,967		3,460
Illinois Tool Works Inc	94,481		7,444		Bristol-Myers Squibb Co	377,494		19,826
Ingersoll-Rand PLC	62,060		4,191		Cardinal Health Inc	77,837		4,566
Leggett & Platt Inc	32,562		968		Eli Lilly & Co	227,332		11,326
Pall Corp	25,643		2,065		Express Scripts Holding Co (a)	186,691		11,672
Parker Hannifin Corp	34,206		3,992		Forest Laboratories Inc (a)	54,165		2,547
Pentair Ltd	45,664		3,064		Johnson & Johnson	646,170		59,842
Textron Inc	64,318		1,852		McKesson Corp	52,422		8,196
			$124,499		Mead Johnson Nutrition Co	46,407		3,790
					Merck & Co Inc	671,003		30,255
Office & Business Equipment - 0.10%					Mylan Inc/PA (a)	87,548		3,315
Pitney Bowes Inc	46,275		987		Perrigo Co	21,579		2,975
Xerox Corp	265,657		2,641		Pfizer Inc (b)	1,518,001		46,572
			$3,628		Zoetis Inc	114,647		3,630
Oil & Gas - 8.06%								$254,914
Anadarko Petroleum Corp	115,268		10,984		Pipelines - 0.52%
Apache Corp	92,595		8,222		Kinder Morgan Inc/DE	154,384		5,451
Cabot Oil & Gas Corp	96,469		3,407		ONEOK Inc	47,281		2,672
Chesapeake Energy Corp	116,170		3,248		Spectra Energy Corp	153,476		5,459
Chevron Corp	443,003		53,143		Williams Cos Inc/The	156,653		5,594
ConocoPhillips	280,429		20,555					$19,176
Denbury Resources Inc (a)	85,507		1,624
Devon Energy Corp	87,508		5,532		Publicly Traded Investment Fund - 0.38%
Diamond Offshore Drilling Inc	15,940		987		iShares Core S&P 500 ETF	79,601		14,065
Ensco PLC	53,559		3,088
EOG Resources Inc	62,464		11,144
					Real Estate - 0.04%
EQT Corp	34,530		2,956		CBRE Group Inc (a)	63,576		1,477
Exxon Mobil Corp	1,009,272		90,451
Helmerich & Payne Inc	24,417		1,893
Hess Corp	66,142		5,371		REITS - 1.88%
Marathon Oil Corp	162,724		5,738		American Tower Corp	90,571		7,187
Marathon Petroleum Corp	71,786		5,144		Apartment Investment & Management Co	33,456		936
Murphy Oil Corp	40,285		2,430		AvalonBay Communities Inc	27,891		3,488
Nabors Industries Ltd	59,535		1,041		Boston Properties Inc	34,942		3,617
Newfield Exploration Co (a)	31,110		947		Equity Residential	76,839		4,023
Noble Corp	58,096		2,190		HCP Inc	104,352		4,331
Noble Energy Inc	82,350		6,170		Health Care REIT Inc	65,748		4,264
Occidental Petroleum Corp	184,758		17,752		Host Hotels & Resorts Inc	171,978		3,190
Phillips 66	140,106		9,027		Kimco Realty Corp	93,928		2,018
Pioneer Natural Resources Co	31,768		6,505		Macerich Co/The	32,225		1,908
QEP Resources Inc	41,110		1,359		Plum Creek Timber Co Inc	40,112		1,821
Range Resources Corp	37,466		2,837		Prologis Inc	114,328		4,567
Rowan Cos PLC (a)	28,481		1,028		Public Storage	33,130		5,532
Southwestern Energy Co (a)	80,601		3,000		Simon Property Group Inc	71,158		10,997
Tesoro Corp	30,974		1,514		Ventas Inc	67,236		4,386
Transocean Ltd	77,535		3,650		Vornado Realty Trust	39,875		3,551
Valero Energy Corp	124,311		5,118		Weyerhaeuser Co	133,911		4,071
WPX Energy Inc (a)	45,994		1,018					$69,887

			$299,073		Retail - 6.29%
Oil & Gas Services - 1.57%					Abercrombie & Fitch Co	17,517		657
Baker Hughes Inc	101,587		5,901		AutoNation Inc (a)	14,746		711
Cameron International Corp (a)	56,434		3,096		AutoZone Inc (a)	8,145		3,541
FMC Technologies Inc (a)	54,322		2,746		Bed Bath & Beyond Inc (a)	49,933		3,861
Halliburton Co	193,887		10,282		Best Buy Co Inc	61,862		2,648
National Oilwell Varco Inc	98,028		7,958		CarMax Inc (a)	51,263		2,409
Schlumberger Ltd	303,399		28,434		Chipotle Mexican Grill Inc (a)	7,078		3,730
			$58,417		Coach Inc	64,646		3,276
					Costco Wholesale Corp	100,129		11,815
Packaging & Containers - 0.14%					CVS Caremark Corp	281,659		17,536
Ball Corp	33,270		1,626		Darden Restaurants Inc	29,875		1,539
Bemis Co Inc	23,599		942		Dollar General Corp (a)	68,266		3,944
Owens-Illinois Inc (a)	37,687		1,198
					Dollar Tree Inc (a)	51,134		2,986
Sealed Air Corp	44,917		1,356		Family Dollar Stores Inc	22,150		1,526
			$5,122		GameStop Corp	26,804		1,469
					Gap Inc/The	63,246		2,340
					Home Depot Inc/The	328,452		25,583

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000		's)

Retail (continued)					Telecommunications (continued)
JC Penney Co Inc (a)	69,775		$523		Frontier Communications Corp	229,231		$1,011
Kohl's Corp	46,812		2,659		Harris Corp	24,520		1,519
L Brands Inc	55,840		3,496		JDS Uniphase Corp (a)	54,465		713
Lowe's Cos Inc	241,170		12,005		Juniper Networks Inc (a)	116,216		2,166
Macy's Inc	86,270		3,978		Motorola Solutions Inc	54,254		3,392
McDonald's Corp	229,214		22,124		Verizon Communications Inc	656,161		33,143
Nordstrom Inc	33,068		2,000		Windstream Holdings Inc	135,929		1,162
O'Reilly Automotive Inc (a)	24,891		3,082					$130,969
PetSmart Inc	23,826		1,734
PVH Corp	18,704		2,330		Toys, Games & Hobbies - 0.13%
Ross Stores Inc	49,684		3,843		Hasbro Inc	26,474		1,367
Staples Inc	151,448		2,441		Mattel Inc	79,005		3,506
Starbucks Corp	172,292		13,964					$4,873
Target Corp	144,714		9,376		Transportation - 1.66%
Tiffany & Co	25,230		1,997		CH Robinson Worldwide Inc	36,549		2,183
TJX Cos Inc	164,000		9,970		CSX Corp	233,614		6,088
Urban Outfitters Inc (a)	25,006		947		Expeditors International of Washington Inc	47,327		2,143
Walgreen Co	199,350		11,810		FedEx Corp	68,135		8,926
Wal-Mart Stores Inc	373,230		28,645		Kansas City Southern	25,273		3,071
Yum! Brands Inc	102,317		6,919		Norfolk Southern Corp	71,529		6,153
			$233,414		Ryder System Inc	11,998		790
Savings & Loans - 0.06%					Union Pacific Corp	106,357		16,103
Hudson City Bancorp Inc	109,001		979		United Parcel Service Inc	165,659		16,274
People's United Financial Inc	73,629		1,062					$61,731
			$2,041		TOTAL COMMON STOCKS			$3,593,191
						Maturity
Semiconductors - 2.71%					REPURCHASE AGREEMENTS - 3.20%	Amount (000's)	Value	(000	's)
Altera Corp	73,253		2,461
Analog Devices Inc	71,240		3,512		Banks - 3.20%
Applied Materials Inc	275,802		4,923		Investment in Joint Trading Account; Barclays $ 28,266			$28,266
Broadcom Corp	126,124		3,370		Bank PLC Repurchase Agreement; 0.07%
First Solar Inc (a)	15,897		799		dated 10/31/2013 maturing 11/01/2013
Intel Corp	1,142,347		27,907		(collateralized by US Government
KLA-Tencor Corp	38,002		2,493		Securities; $28,830,997; 0.25% - 2.63%;
Lam Research Corp (a)	37,409		2,029		dated 06/30/15 - 08/15/20)
Linear Technology Corp	53,471		2,200		Investment in Joint Trading Account; Credit	21,199		21,199
LSI Corp	125,442		1,064		Suisse Repurchase Agreement; 0.08%
Microchip Technology Inc	45,241		1,944		dated 10/31/2013 maturing 11/01/2013
Micron Technology Inc (a)	238,117		4,210		(collateralized by US Government
NVIDIA Corp	132,670		2,014		Securities; $21,623,247; 0.00%; dated
Qualcomm Inc	393,338		27,325		08/15/16 - 08/15/37)
Teradyne Inc (a)	43,901		768		Investment in Joint Trading Account; Deutsche	47,110		47,110
Texas Instruments Inc	252,493		10,625		Bank Repurchase Agreement; 0.11% dated
Xilinx Inc	61,061		2,773		10/31/2013 maturing 11/01/2013
			$100,417		(collateralized by US Government
					Securities; $48,051,660; 0.00% - 5.50%;
Software - 3.58%					dated 12/27/13 - 07/15/36)
Adobe Systems Inc (a)	107,104		5,805		Investment in Joint Trading Account; Merrill	22,045		22,045
Akamai Technologies Inc (a)	40,851		1,828		Lynch Repurchase Agreement; 0.09%
Autodesk Inc (a)	51,133		2,041		dated 10/31/2013 maturing 11/01/2013
CA Inc	75,221		2,389		(collateralized by US Government
Cerner Corp (a)	67,659		3,791		Securities; $22,486,159; 0.00% - 7.13%;
Citrix Systems Inc (a)	42,966		2,440		dated 03/15/14 - 01/15/48)
Dun & Bradstreet Corp/The	8,896		968					$118,620
Electronic Arts Inc (a)	70,306		1,845		TOTAL REPURCHASE AGREEMENTS			$118,620
Fidelity National Information Services Inc	66,979		3,265		Total Investments			$3,711,811
Fiserv Inc (a)	29,829		3,124
					Liabilities in Excess of Other Assets, Net - (0.02)%			$(594)
Intuit Inc	68,083		4,862		TOTAL NET ASSETS - 100.00%			$3,711,217
Microsoft Corp	1,738,115		61,442
Oracle Corp	817,602		27,390
Paychex Inc	74,595		3,152		(a) Non-Income Producing Security
Red Hat Inc (a)	43,406		1,878		(b) Security or a portion of the security was pledged to cover margin
Salesforce.com Inc (a)	125,727		6,709		requirements for futures contracts. At the end of the period, the value of
			$132,929		these securities totaled $8,391 or 0.23% of net assets.

Telecommunications - 3.53%
AT&T Inc	1,217,785		44,084
CenturyLink Inc	137,732		4,663
Cisco Systems Inc	1,229,376		27,661
Corning Inc	334,863		5,723
Crown Castle International Corp (a)	75,401		5,732

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2013

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		21.42%
Financial		18.99%
Technology		11.90%
Communications		11.08%
Industrial		10.47%
Energy		10.23%
Consumer, Cyclical		9.38%
Basic Materials		3 .17%
Utilities		2.95%
Exchange Traded Funds		0.38%
Diversified		0 .05%
Liabilities in Excess of Other Assets, Net		(0.02)%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2013	Long	1,331	$113,203	$116,529	$3,326
Total					$3,326

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments LargeCap Value Fund October 31, 2013

COMMON STOCKS - 98.22%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 2.97%					Food - 1.27%
Alliant Techsystems Inc	444,462		$48,389		Kroger Co/The	980,757		$42,016
Boeing Co/The	381,022		49,723

			$98,112		Gas - 2.47%
Agriculture - 0.30%					Atmos Energy Corp	624,271		27,636
Altria Group Inc	269,262		10,025		NiSource Inc	1,026,589		32,358
					Vectren Corp	612,645		21,394

Airlines - 0.95%								$81,388
Delta Air Lines Inc	1,190,984		31,418		Healthcare - Services - 4.19%
					Aetna Inc	1,036,941		65,016
					Envision Healthcare Holdings Inc (a)	515,618		14,979
Automobile Manufacturers - 1.88%					HCA Holdings Inc	1,234,912		58,214
Ford Motor Co	1,799,471		30,789
Oshkosh Corp	656,788		31,256					$138,209
			$62,045		Home Furnishings - 1.27%

Automobile Parts & Equipment - 1.65%					Whirlpool Corp	285,977		41,755
Visteon Corp (a)	385,008		29,680
WABCO Holdings Inc (a)	288,694		24,736		Insurance - 9.04%
			$54,416		Allstate Corp/The	1,482,464		78,659
					Everest Re Group Ltd	255,971		39,353
Banks - 15.72%					Lincoln National Corp	864,606		39,262
Citigroup Inc	1,734,423		84,605		Protective Life Corp	765,558		35,277
Fifth Third Bancorp	3,210,275		61,091		StanCorp Financial Group Inc	460,724		27,137
Goldman Sachs Group Inc/The	579,328		93,191		Travelers Cos Inc/The	487,973		42,112
JP Morgan Chase & Co	2,115,962		109,057		Validus Holdings Ltd	923,148		36,446
Regions Financial Corp	4,750,213		45,744					$298,246
Wells Fargo & Co	2,926,157		124,918
			$518,606		Internet - 1.31%
					Symantec Corp	1,903,157		43,278
Biotechnology - 0.96%
Gilead Sciences Inc (a)	444,768		31,574
					Media - 2.01%
					Comcast Corp - Class A	1,395,933		66,418
Chemicals - 1.36%
LyondellBasell Industries NV	599,638		44,733
					Miscellaneous Manufacturing - 1.76%
					General Electric Co	2,217,751		57,972
Commercial Services - 1.86%
Manpowergroup Inc	601,303		46,962
Service Corp International/US	802,298		14,449		Oil & Gas - 13.41%
			$61,411		Anadarko Petroleum Corp	668,169		63,670
					Chevron Corp	55,968		6,714
Computers - 3.61%					Cimarex Energy Co	493,937		52,036
Apple Inc	82,910		43,308		ConocoPhillips	1,345,699		98,639
SanDisk Corp	452,649		31,459		Denbury Resources Inc (a)	1,315,058		24,973
Western Digital Corp	637,736		44,406		EOG Resources Inc	343,771		61,329
			$119,173		Exxon Mobil Corp	744,099		66,686
Consumer Products - 2.74%					Hess Corp	344,728		27,992
					Whiting Petroleum Corp (a)	603,631		40,377
Avery Dennison Corp	771,388		36,348
Kimberly-Clark Corp	501,637		54,177					$442,416
			$90,525		Oil & Gas Services - 1.10%
Cosmetics & Personal Care - 0.11%					Baker Hughes Inc	621,829		36,122
Procter & Gamble Co/The	43,847		3,541
					Packaging & Containers - 0.77%
Diversified Financial Services - 2.66%					Packaging Corp of America	408,005		25,411
Discover Financial Services	895,855		46,477
Waddell & Reed Financial Inc	668,208		41,262		Pharmaceuticals - 7.99%
			$87,739		AbbVie Inc	1,232,716		59,725
Electric - 2.66%					Eli Lilly & Co	1,157,966		57,690
DTE Energy Co	653,432		45,178		Johnson & Johnson	280,894		26,013
					Mylan Inc/PA (a)	1,154,736		43,730
NRG Energy Inc	935,516		26,690
Pinnacle West Capital Corp	283,910		15,908		Omnicare Inc	572,986		31,600
			$87,776		Pfizer Inc	1,466,752		45,000
								$263,758
Electronics - 1.00%
Honeywell International Inc	380,512		33,002		REITS - 2.02%
					Camden Property Trust	371,809		23,870
					Extra Space Storage Inc	930,501		42,794
Engineering & Construction - 0.63%								$66,664
Fluor Corp	279,758		20,764

See accompanying notes

Schedule of Investments LargeCap Value Fund October 31, 2013

					Portfolio Summary (unaudited)

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	Sector	Percent
					Financial	31.18%
Retail - 3.38%					Consumer, Non-cyclical	19.42%
Best Buy Co Inc	1,051,184		$44,991		Energy	14.51%
Rite Aid Corp (a)	3,319,255		17,692		Consumer, Cyclical	9.71%
Wal-Mart Stores Inc (b)	637,856		48,955		Industrial	7 .13%
			$111,638		Technology	5 .80%
					Communications	5.72%
Semiconductors - 0.70%					Utilities	5.13%
Marvell Technology Group Ltd	1,921,240		23,055		Basic Materials	1 .36%
					Other Assets in Excess of Liabilities, Net	0 .04%
Software - 1.49%					TOTAL NET ASSETS	100.00%
CA Inc	927,584		29,460
Electronic Arts Inc (a)	755,635		19,835
			$49,295

Telecommunications - 2.40%
AT&T Inc	1,446,908		52,378
Cisco Systems Inc	1,191,371		26,806
			$79,184

Textiles - 0.58%
Mohawk Industries Inc (a)	144,368		19,117

TOTAL COMMON STOCKS			$3,240,802
	Maturity
REPURCHASE AGREEMENTS - 1.74% Amount (000's)		Value	(000	's)

Banks - 1.74%
Investment in Joint Trading Account; Barclays $	13,684		$13,684
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $13,957,745; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	10,263		10,263
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $10,468,309; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	22,807		22,807
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $23,262,908; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	10,673		10,672
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $10,886,064; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
			$57,426
TOTAL REPURCHASE AGREEMENTS			$57,426
Total Investments			$3,298,228
Other Assets in Excess of Liabilities, Net - 0.04%			$1,219
TOTAL NET ASSETS - 100.00%			$3,299,447

(a) Non-Income Producing Security
(b)			Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $3,392 or 0.10% of net assets.

See accompanying notes

Schedule of Investments
LargeCap Value Fund
October 31, 2013

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
S&P 500 Emini; December 2013	Long	580	$49,343		$50,779	$1,436
Total						$1,436
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
LargeCap Value Fund I
October 31, 2013

COMMON STOCKS - 83.26%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.01%					Banks (continued)
Interpublic Group of Cos Inc/The	4,585		$77		State Street Corp	6,708		$470
					SunTrust Banks Inc	6,903		232
					US Bancorp/MN	23,635		883
Aerospace & Defense - 1.23%					Valley National Bancorp	3,864		38
Alliant Techsystems Inc	603		66		Wells Fargo & Co	327,014		13,960
Exelis Inc	3,403		56
General Dynamics Corp	3,918		339		Zions Bancorporation	3,466		98
L-3 Communications Holdings Inc	1,723		173					$56,422
Lockheed Martin Corp	54,423		7,257		Beverages - 0.03%
Northrop Grumman Corp	3,084		332		Beam Inc	1,840		124
Raytheon Co	4,542		374		Molson Coors Brewing Co	2,675		144
Rockwell Collins Inc	35,820		2,501					$268
United Technologies Corp	1,108		118
			$11,216		Biotechnology - 0.96%
					United Therapeutics Corp (a)	98,521		8,721
Agriculture - 2.49%
Altria Group Inc	180,372		6,715
Archer-Daniels-Midland Co	10,603		434		Chemicals - 2.85%
Bunge Ltd	1,681		138		Air Products & Chemicals Inc	2,717		296
Philip Morris International Inc	65,974		5,880		Airgas Inc	52,800		5,759
Reynolds American Inc	184,900		9,498		Albemarle Corp	1,027		68
			$22,665		Ashland Inc	1,491		138
					Cabot Corp	1,156		54
Airlines - 0.52%					CF Industries Holdings Inc	24,764		5,339
Alaska Air Group Inc	101		7		Cytec Industries Inc	706		59
Copa Holdings SA	29,755		4,449		Dow Chemical Co/The	13,711		541
Delta Air Lines Inc	6,024		159		EI du Pont de Nemours & Co	46,200		2,827
Southwest Airlines Co	8,994		155		Huntsman Corp	3,796		88
			$4,770		LyondellBasell Industries NV	42,095		3,140
					Mosaic Co/The	3,913		179
Apparel - 0.00%					NewMarket Corp	23,812		7,414
Deckers Outdoor Corp (a)	365		25
					PPG Industries Inc	233		43
					Rockwood Holdings Inc	387		25
Automobile Manufacturers - 0.13%					RPM International Inc	153		6
Ford Motor Co	32,102		549		Sigma-Aldrich Corp	127		11
General Motors Co (a)	10,737		397		Westlake Chemical Corp	51		6
Oshkosh Corp	1,670		79		WR Grace & Co (a)	188		17
PACCAR Inc	3,498		195					$26,010

			$1,220		Commercial Services - 1.36%
Automobile Parts & Equipment - 0.07%					Aaron's Inc	1,230		35
Johnson Controls Inc	8,778		405		ADT Corp/The	4,116		179
Lear Corp	1,384		107		Apollo Group Inc (a)	1,772		47
TRW Automotive Holdings Corp (a)	2,024		152		Booz Allen Hamilton Holding Corp	31		1
			$664		Cintas Corp	1,435		77
					CoreLogic Inc/United States (a)	1,776		59
Banks - 6.19%					KAR Auction Services Inc	109,810		3,264
Associated Banc-Corp	3,169		52		Leidos Holdings Inc	1,744		82
Bank of America Corp	123,750		1,728		Lender Processing Services Inc	255		9
Bank of New York Mellon Corp/The	13,442		427		Manpowergroup Inc	1,460		114
BankUnited Inc	1,208		37		McGraw Hill Financial Inc	81,190		5,657
BB&T Corp	8,966		305		RR Donnelley & Sons Co	1,574		29
BOK Financial Corp	468		29		Science Applications International Corp	819		29
Capital One Financial Corp	8,592		590		Service Corp International/US	843		15
CIT Group Inc	3,779		182		Total System Services Inc	688		21
Citigroup Inc	279,268		13,623		Towers Watson & Co	1,232		141
City National Corp/CA	848		61		Weight Watchers International Inc	231		7
Comerica Inc	129,012		5,586		Western Union Co/The	154,271		2,626
Commerce Bancshares Inc/MO	1,450		67					$12,392
Cullen/Frost Bankers Inc	980		69
Fifth Third Bancorp	11,244		214		Computers - 3.79%
First Citizens BancShares Inc/NC	137		29		Apple Inc	18,136		9,474
Fulton Financial Corp	3,780		46		Brocade Communications Systems Inc (a)	8,352		67
Goldman Sachs Group Inc/The	62,463		10,048		Computer Sciences Corp	2,826		139
Huntington Bancshares Inc/OH	15,773		139		DST Systems Inc	110		9
JP Morgan Chase & Co	112,660		5,807		EMC Corp/MA	13,295		320
KeyCorp	11,651		146		Hewlett-Packard Co	24,741		603
M&T Bank Corp	1,648		185		International Business Machines Corp	71,635		12,838
Morgan Stanley	17,416		500		Lexmark International Inc	1,177		42
Northern Trust Corp	3,558		201		MICROS Systems Inc (a)	1,295		70
PNC Financial Services Group Inc/The	6,765		497		NetApp Inc	42,900		1,665
Regions Financial Corp	18,019		173		SanDisk Corp	2,498		174
					Synopsys Inc (a)	2,904		106

See accompanying notes

Schedule of Investments LargeCap Value Fund I

October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers (continued)					Electric (continued)
Western Digital Corp	130,195		$9,065		Xcel Energy Inc	6,958		$201
			$34,572					$16,638

Consumer Products - 0.25%					Electrical Components & Equipment - 0.03%
Avery Dennison Corp	1,237		58		Emerson Electric Co	2,382		159
Clorox Co/The	405		37		Energizer Holdings Inc	1,190		117
Kimberly-Clark Corp	1,184		128		Hubbell Inc	313		34
Tupperware Brands Corp	23,100		2,071					$310

			$2,294		Electronics - 0.10%
Cosmetics & Personal Care - 1.06%					Agilent Technologies Inc	4,229		215
Colgate-Palmolive Co	110,178		7,132		Avnet Inc	2,655		105
Procter & Gamble Co/The	31,741		2,563		FLIR Systems Inc	830		24
			$9,695		Gentex Corp/MI	1,109		33
					Jabil Circuit Inc	3,826		80
Distribution & Wholesale - 0.03%					Tech Data Corp (a)	688		36
Arrow Electronics Inc (a)	2,053		98
					Thermo Fisher Scientific Inc	4,104		401
Genuine Parts Co	160		13		Vishay Intertechnology Inc (a)	2,402		29
Ingram Micro Inc (a)	2,946		68
WESCO International Inc (a)	866		74					$923
			$253		Engineering & Construction - 0.05%
					AECOM Technology Corp (a)	1,904		60
Diversified Financial Services - 6.84%					Fluor Corp	1,226		91
American Express Co	161,800		13,235		Jacobs Engineering Group Inc (a)	2,460		150
Ameriprise Financial Inc	2,041		205		KBR Inc	2,775		96
BlackRock Inc	1,257		378		URS Corp	1,491		81
CBOE Holdings Inc	181,379		8,797					$478
Charles Schwab Corp/The	13,502		306
CME Group Inc/IL	3,626		269		Entertainment - 0.50%
Discover Financial Services	141,936		7,364		International Game Technology	237,700		4,469
E*Trade Financial Corp (a)	5,378		91		Penn National Gaming Inc (a)	1,275		74
Eaton Vance Corp	165,580		6,923		Regal Entertainment Group	1,212		23
Federated Investors Inc	239,865		6,505					$4,566
Invesco Ltd	6,326		214
LPL Financial Holdings Inc	232		9		Environmental Control - 0.03%
NASDAQ OMX Group Inc/The	2,093		74		Covanta Holding Corp	1,991		34
NYSE Euronext	2,793		123		Waste Management Inc	4,976		217
Ocwen Financial Corp (a)	102,300		5,752					$251
SLM Corp	129,497		3,285		Food - 1.91%
TD Ameritrade Holding Corp	4,397		120		Campbell Soup Co	129,347		5,506
Waddell & Reed Financial Inc	140,885		8,700		JM Smucker Co/The	1,069		119
			$62,350		Kellogg Co	90,012		5,693
Electric - 1.83%					Mondelez International Inc	20,443		688
AES Corp/VA	11,684		165		Safeway Inc	146,172		5,102
Alliant Energy Corp	2,146		112		Sysco Corp	4,474		145
American Electric Power Co Inc	6,721		315		Tyson Foods Inc	5,359		148
CMS Energy Corp	5,041		138					$17,401
Consolidated Edison Inc	3,349		195		Forest Products & Paper - 0.01%
Dominion Resources Inc/VA	6,560		418		Domtar Corp	623		53
DTE Energy Co	2,434		168		International Paper Co	1,133		50
Duke Energy Corp	8,174		586					$103
Edison International	4,558		223
Entergy Corp	2,039		132		Gas - 0.11%
Exelon Corp	11,837		338		AGL Resources Inc	2,289		110
FirstEnergy Corp	4,781		181		Atmos Energy Corp	1,777		79
Great Plains Energy Inc	2,906		68		CenterPoint Energy Inc	5,924		146
Integrys Energy Group Inc	1,531		90		NiSource Inc	5,867		185
MDU Resources Group Inc	3,545		106		Questar Corp	2,877		68
NextEra Energy Inc	5,856		496		Sempra Energy	3,407		310
Northeast Utilities	4,402		189		UGI Corp	2,204		91
NRG Energy Inc	6,052		173					$989
NV Energy Inc	4,562		108		Hand & Machine Tools - 0.04%
OGE Energy Corp	3,795		140		Kennametal Inc	1,545		71
PG&E Corp	6,187		259		Regal-Beloit Corp	850		62
Pinnacle West Capital Corp	2,104		118		Snap-on Inc	976		102
PPL Corp	348,940		10,688		Stanley Black & Decker Inc	2,067		163
Public Service Enterprise Group Inc	7,078		237					$398
SCANA Corp	2,635		123
Southern Co/The	9,969		408		Healthcare - Products - 0.47%
Westar Energy Inc	2,488		79		Baxter International Inc	34,875		2,297
Wisconsin Energy Corp	4,380		184		Boston Scientific Corp (a)	18,542		217

See accompanying notes

Schedule of Investments
LargeCap Value Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Products (continued)					Internet - 0.08%
CareFusion Corp (a)	4,206		$163		AOL Inc	1,462		$53
Covidien PLC	5,449		349		Liberty Interactive Corp (a)	6,302		170
Life Technologies Corp (a)	1,126		85		Symantec Corp	3,671		83
Medtronic Inc	13,993		803		Yahoo! Inc (a)	11,381		375
St Jude Medical Inc	1,941		111					$681
Stryker Corp	1,607		119
Zimmer Holdings Inc	1,823		160		Iron & Steel - 0.05%
			$4,304		Cliffs Natural Resources Inc	2,907		75
					Nucor Corp	3,634		188
Healthcare - Services - 1.01%					Reliance Steel & Aluminum Co	1,448		106
Aetna Inc	3,695		232		Steel Dynamics Inc	4,159		75
Cigna Corp	3,702		285					$444
HCA Holdings Inc	2,840		134
Humana Inc	38,106		3,511		Leisure Products & Services - 0.02%
Quest Diagnostics Inc	2,789		167		Carnival Corp	4,776		165
UnitedHealth Group Inc	66,849		4,563
WellPoint Inc	4,136		351		Lodging - 0.04%
			$9,243		Hyatt Hotels Corp (a)	840		40
					Marriott International Inc/DE	512		23
Home Furnishings - 0.02%					MGM Resorts International (a)	6,976		133
Whirlpool Corp	949		139		Starwood Hotels & Resorts Worldwide Inc	2,141		158
								$354
Housewares - 0.01%
Newell Rubbermaid Inc	2,209		65		Machinery - Construction & Mining - 1.26%
					Caterpillar Inc	49,632		4,137
					Joy Global Inc	127,452		7,233
Insurance - 6.25%					Terex Corp (a)	2,013		71
ACE Ltd	5,003		477					$11,441
Aflac Inc	259,037		16,833
Alleghany Corp (a)	315		128		Machinery - Diversified - 0.03%
Allied World Assurance Co Holdings AG	437		47		AGCO Corp	1,883		110
Allstate Corp/The	99,294		5,269		Babcock & Wilcox Co/The	655		21
American Financial Group Inc/OH	1,267		71		Cummins Inc	669		85
American International Group Inc	191,895		9,912		IDEX Corp	107		8
					Zebra Technologies Corp (a)	793		38
American National Insurance Co	130		13
Aon PLC	1,370		108					$262
Arch Capital Group Ltd (a)	71,647		4,153
					Media - 1.85%
Aspen Insurance Holdings Ltd	1,303		51		CBS Corp	937		55
Assurant Inc	123,677		7,232		Comcast Corp - Class A	3,750		178
Axis Capital Holdings Ltd	1,678		80		Gannett Co Inc	4,281		119
Berkshire Hathaway Inc - Class B (a)	26,776		3,081
					John Wiley & Sons Inc	858		43
Brown & Brown Inc	1,205		38		Liberty Media Corp (a)	14,509		2,218
Chubb Corp/The	3,267		301		Nielsen Holdings NV	3,515		139
Cincinnati Financial Corp	3,075		154		Shaw Communications Inc	115,600		2,766
CNA Financial Corp	505		20		Sirius XM Radio Inc	31,918		120
Everest Re Group Ltd	955		147		Starz (a)	240		7
Fairfax Financial Holdings Ltd	13,200		5,757		Thomson Reuters Corp	4,269		160
Fidelity National Financial Inc	4,468		126		Time Warner Cable Inc	36,300		4,362
Genworth Financial Inc (a)	9,313		135
					Time Warner Inc	12,019		826
Hanover Insurance Group Inc/The	609		36		Twenty-First Century Fox Inc - A Shares	6,766		231
Hartford Financial Services Group Inc	5,207		175		Viacom Inc	52,800		4,398
HCC Insurance Holdings Inc	1,970		90		Walt Disney Co/The	17,954		1,232
Kemper Corp	908		34		Washington Post Co/The	78		50
Lincoln National Corp	3,821		173					$16,904
Loews Corp	3,231		156
Marsh & McLennan Cos Inc	3,435		157		Metal Fabrication & Hardware - 0.01%
MetLife Inc	10,354		490		Timken Co	1,625		86
Old Republic International Corp	5,026		84
Progressive Corp/The	2,217		58		Mining - 0.55%
Protective Life Corp	1,475		68		Alcoa Inc	20,469		190
Prudential Financial Inc	3,245		264		Freeport-McMoRan Copper & Gold Inc	97,638		3,589
Reinsurance Group of America Inc	1,341		95		Newmont Mining Corp	5,630		154
RenaissanceRe Holdings Ltd	850		80		Southern Copper Corp	39,873		1,114
StanCorp Financial Group Inc	807		48					$5,047
Torchmark Corp	1,791		130
Travelers Cos Inc/The	4,041		349		Miscellaneous Manufacturing - 2.55%
Unum Group	5,109		162		3M Co	1,384		174
WR Berkley Corp	2,022		89		AO Smith Corp	804		42
XL Group PLC	5,586		171		Aptargroup Inc	362		23
			$57,042		Carlisle Cos Inc	1,139		83
					Crane Co	68		4

See accompanying notes

Schedule of Investments
LargeCap Value Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Miscellaneous Manufacturing (continued)					Pharmaceuticals - 4.44%
Danaher Corp	6,675		$481		Abbott Laboratories	18,055		$660
Dover Corp	879		81		AmerisourceBergen Corp	59,400		3,881
Eaton Corp PLC	6,620		467		Cardinal Health Inc	3,959		232
General Electric Co	661,150		17,282		Eli Lilly & Co	83,263		4,148
Illinois Tool Works Inc	3,097		244		Endo Health Solutions Inc (a)	161,602		7,067
Ingersoll-Rand PLC	1,667		113		Express Scripts Holding Co (a)	2,023		126
Leggett & Platt Inc	2,765		82		Forest Laboratories Inc (a)	3,052		143
Parker Hannifin Corp	1,958		229		Johnson & Johnson	69,996		6,483
Pentair Ltd	2,311		155		Merck & Co Inc	120,691		5,442
Trinity Industries Inc	74,063		3,750		Mylan Inc/PA (a)	157,937		5,981
			$23,210		Omnicare Inc	1,982		109
					Pfizer Inc	202,221		6,204
Office & Business Equipment - 0.02%					VCA Antech Inc (a)	1,673		48
Pitney Bowes Inc	2,158		46					$40,524
Xerox Corp	15,756		157
			$203		Pipelines - 0.04%
					Spectra Energy Corp	7,652		272
Oil & Gas - 11.41%					Williams Cos Inc/The	3,517		126
Anadarko Petroleum Corp	6,541		623					$398
Apache Corp	72,906		6,474
Atwood Oceanics Inc (a)	880		47		Real Estate - 0.02%
Chesapeake Energy Corp	6,710		188		Jones Lang LaSalle Inc	865		82
Chevron Corp	187,368		22,476		WP Carey Inc	1,044		70
Cimarex Energy Co	1,622		171					$152
ConocoPhillips	16,874		1,237
Continental Resources Inc/OK (a)	51,424		5,857		REITS - 2.74%
Denbury Resources Inc (a)	7,147		136		Alexandria Real Estate Equities Inc	1,382		91
Devon Energy Corp	4,643		294		American Campus Communities Inc	1,980		68
Energen Corp	1,398		110		American Capital Agency Corp	173,153		3,761
EOG Resources Inc	316		56		Annaly Capital Management Inc	813,136		9,587
Exxon Mobil Corp	215,023		19,270		Apartment Investment & Management Co	230,155		6,439
Helmerich & Payne Inc	1,815		141		AvalonBay Communities Inc	1,717		215
Hess Corp	4,241		344		BioMed Realty Trust Inc	3,395		68
HollyFrontier Corp	137,102		6,315		Boston Properties Inc	1,823		189
Marathon Oil Corp	9,925		350		Brandywine Realty Trust	2,851		41
Marathon Petroleum Corp	101,575		7,279		BRE Properties Inc	1,454		79
Murphy Oil Corp	44,685		2,695		Camden Property Trust	1,601		103
Murphy USA Inc (a)	930		38		CBL & Associates Properties Inc	2,070		41
Nabors Industries Ltd	170,880		2,987		Chimera Investment Corp	18,735		57
Noble Energy Inc	3,580		268		CommonWealth REIT	2,235		54
Occidental Petroleum Corp	106,820		10,263		Corrections Corp of America	768		28
Patterson-UTI Energy Inc	287,921		6,985		DDR Corp	5,070		86
Phillips 66	7,172		462		Digital Realty Trust Inc	515		25
Rowan Cos PLC (a)	2,377		86		Douglas Emmett Inc	2,799		70
Royal Dutch Shell PLC - B shares ADR	39,600		2,753		Duke Realty Corp	6,224		103
Tesoro Corp	2,554		125		Equity Lifestyle Properties Inc	435		17
Ultra Petroleum Corp (a)	97,961		1,799		Equity Residential	4,782		250
Valero Energy Corp	100,035		4,118		Essex Property Trust Inc	717		115
Whiting Petroleum Corp (a)	2,033		136		Extra Space Storage Inc	2,002		92
			$104,083		Federal Realty Investment Trust	421		44
					General Growth Properties Inc	6,803		144
Oil & Gas Services - 1.99%					HCP Inc	5,976		248
Baker Hughes Inc	5,797		337		Health Care REIT Inc	3,742		243
Cameron International Corp (a)	1,721		94		Healthcare Trust of America Inc	2,027		24
Halliburton Co	158,500		8,405		Home Properties Inc	1,088		66
MRC Global Inc (a)	893		25		Hospitality Properties Trust	2,741		81
National Oilwell Varco Inc	5,897		479		Host Hotels & Resorts Inc	9,792		182
Oil States International Inc (a)	1,063		115		Kilroy Realty Corp	1,424		76
RPC Inc	469,711		8,615		Kimco Realty Corp	7,692		165
Superior Energy Services Inc (a)	3,091		83		Liberty Property Trust	2,506		93
			$18,153		Macerich Co/The	2,631		156
					Mid-America Apartment Communities Inc	1,404		93
Packaging & Containers - 0.63%					National Retail Properties Inc	2,292		79
Bemis Co Inc	1,049		42		Piedmont Office Realty Trust Inc	3,149		58
Crown Holdings Inc (a)	385		17
					Post Properties Inc	1,071		49
Greif Inc	458		24		Prologis Inc	5,769		230
Owens-Illinois Inc (a)	1,280		41
					Public Storage	187		31
Rexam PLC ADR	132,100		5,536		Realty Income Corp	3,756		156
Rock Tenn Co	366		39		Regency Centers Corp	1,006		52
Sonoco Products Co	1,988		81		Retail Properties of America Inc	2,530		36
			$5,780		Senior Housing Properties Trust	3,427		84
					Simon Property Group Inc	1,034		160

See accompanying notes

Schedule of Investments
LargeCap Value Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

REITS (continued)				Telecommunications - 3.14%
SL Green Realty Corp	1,723	$163		Amdocs Ltd	141,771	$5,451
Starwood Property Trust Inc	3,220	83		AT&T Inc	108,218	3,918
Taubman Centers Inc	984	65		CenturyLink Inc	7,737	262
UDR Inc	4,800	119		Cisco Systems Inc	147,594	3,321
Ventas Inc	2,122	138		Corning Inc	18,789	321
Vornado Realty Trust	1,981	176		EchoStar Corp (a)	132,863	6,372
Weingarten Realty Investors	2,208	70		Frontier Communications Corp	18,198	80
		$24,943		Harris Corp	1,710	106
				Polycom Inc (a)	3,236	34
Retail - 4.14%				Telephone & Data Systems Inc	1,744	54
Abercrombie & Fitch Co	50,807	1,904		T-Mobile US Inc (a)	3,256	90
Ascena Retail Group Inc (a)	2,087	41
				US Cellular Corp	245	12
Best Buy Co Inc	3,832	164		Vodafone Group PLC ADR	85,800	3,159
Big Lots Inc (a)	777	28
				Windstream Holdings Inc	633,900	5,420
Chico's FAS Inc	192	3				$28,600
Coach Inc	96,406	4,886
CST Brands Inc	1,118	36		Textiles - 0.02%
CVS Caremark Corp	18,871	1,175		Mohawk Industries Inc (a)	1,141	151
Dillard's Inc	160	13
Foot Locker Inc	2,500	87
GameStop Corp	2,274	125		Toys, Games & Hobbies - 0.00%
GNC Holdings Inc	66,000	3,882		Hasbro Inc	326	17
Guess? Inc	1,148	36
Kohl's Corp	2,893	164		Transportation - 2.50%
Macy's Inc	1,694	78		CSX Corp	6,718	175
Ross Stores Inc	39,429	3,050		FedEx Corp	4,433	581
Signet Jewelers Ltd	1,395	104		Kirby Corp (a)	436	38
Staples Inc	421,634	6,797		Landstar System Inc	106,628	5,895
Target Corp	2,654	172		Norfolk Southern Corp	119,211	10,255
TJX Cos Inc	149,940	9,115		Tidewater Inc	929	56
Walgreen Co	4,075	242		United Parcel Service Inc	58,754	5,772
Wal-Mart Stores Inc	6,162	473				$22,772
World Fuel Services Corp	1,111	42
Yum! Brands Inc	76,081	5,145		Trucking & Leasing - 0.00%
		$37,762		AMERCO	65	13

Savings & Loans - 0.03%
First Niagara Financial Group Inc	6,849	75		Water - 0.59%
New York Community Bancorp Inc	8,440	137		American Water Works Co Inc	125,556	5,382
People's United Financial Inc	6,082	88		Aqua America Inc	428	11
		$300				$5,393
				TOTAL COMMON STOCKS		$759,319
Semiconductors - 2.85%					Maturity
Broadcom Corp	6,047	162		REPURCHASE AGREEMENTS - 4.78%	Amount (000's)	Value (000	's)
Fairchild Semiconductor International Inc (a)	2,386	30
First Solar Inc (a)	1,312	66		Banks - 4.78%
Intel Corp	59,529	1,454		Investment in Joint Trading Account; Barclays $ 10,399		$10,399
KLA-Tencor Corp	101,153	6,635		Bank PLC Repurchase Agreement; 0.07%
Lam Research Corp (a)	115,600	6,269		dated 10/31/2013 maturing 11/01/2013
LSI Corp	9,108	77		(collateralized by US Government
Micron Technology Inc (a)	127,390	2,253		Securities; $10,607,410; 0.25% - 2.63%;
NVIDIA Corp	374,264	5,681		dated 06/30/15 - 08/15/20)
Rovi Corp (a)	1,661	28		Investment in Joint Trading Account; Credit	7,800	7,799
Skyworks Solutions Inc (a)	637	17		Suisse Repurchase Agreement; 0.08%
Teradyne Inc (a)	191,500	3,349		dated 10/31/2013 maturing 11/01/2013
		$26,021		(collateralized by US Government
				Securities; $7,955,557; 0.00%; dated
Software - 2.08%				08/15/16 - 08/15/37)
Activision Blizzard Inc	8,086	135		Investment in Joint Trading Account; Deutsche	17,332	17,332
Adobe Systems Inc (a)	3,863	209		Bank Repurchase Agreement; 0.11% dated
Autodesk Inc (a)	840	33		10/31/2013 maturing 11/01/2013
CA Inc	6,153	195		(collateralized by US Government
Dun & Bradstreet Corp/The	55	6		Securities; $17,679,017; 0.00% - 5.50%;
Electronic Arts Inc (a)	1,376	36		dated 12/27/13 - 07/15/36)
Fidelity National Information Services Inc	3,355	164
Microsoft Corp	287,828	10,175
MSCI Inc (a)	1,318	54
Oracle Corp	237,700	7,963
Paychex Inc	615	26
		$18,996

See accompanying notes

Schedule of Investments
LargeCap Value Fund I
October 31, 2013

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Merrill	$8,112	$8,112
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $8,273,037; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
		$43,642
TOTAL REPURCHASE AGREEMENTS		$43,642
Total Investments		$802,961
Other Assets in Excess of Liabilities, Net - 11.96%		$109,109
TOTAL NET ASSETS - 100.00%		$912,070

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Financial		26.85%
Consumer, Non-cyclical		13.98%
Energy		13.44%
Technology		8 .74%
Industrial		8 .46%
Consumer, Cyclical		5.50%
Communications		5.08%
Basic Materials		3 .46%
Utilities		2.53%
Other Assets in Excess of Liabilities, Net		11.96%
TOTAL NET ASSETS		100.00%

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
S&P 500 Emini; December 2013	Long	484	$42,312		$42,374	$62
Total						$62

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments LargeCap Value Fund III

October 31, 2013

COMMON STOCKS - 95.81%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.01%					Banks (continued)
Interpublic Group of Cos Inc/The	13,430		$226		SunTrust Banks Inc	20,224		$680
					US Bancorp/MN	240,300		8,978
					Valley National Bancorp	11,320		110
Aerospace & Defense - 3.74%					Wells Fargo & Co	1,220,167		52,089
Alliant Techsystems Inc	1,763		192		Zions Bancorporation	10,161		288
Boeing Co/The	58,900		7,686
Exelis Inc	9,963		164					$269,890
General Dynamics Corp	228,446		19,791		Beverages - 0.82%
L-3 Communications Holdings Inc	5,047		507		Beam Inc	5,391		363
Northrop Grumman Corp	9,038		972		Molson Coors Brewing Co	7,838		423
Raytheon Co	279,471		23,020		PepsiCo Inc	162,800		13,690
Rockwell Collins Inc	816		57					$14,476
United Technologies Corp	126,747		13,467
			$65,856		Chemicals - 1.42%
					Air Products & Chemicals Inc	7,966		868
Agriculture - 2.02%					Albemarle Corp	3,010		199
Altria Group Inc	316,245		11,774		Ashland Inc	4,373		405
Archer-Daniels-Midland Co	31,047		1,270		Cabot Corp	3,385		158
Bunge Ltd	4,928		404		CF Industries Holdings Inc	2,268		489
Philip Morris International Inc	248,339		22,132		Cytec Industries Inc	2,070		172
			$35,580		Dow Chemical Co/The	40,204		1,587
					EI du Pont de Nemours & Co	118,006		7,222
Airlines - 0.05%					Huntsman Corp	11,119		258
Alaska Air Group Inc	331		23		Mosaic Co/The	11,475		526
Delta Air Lines Inc	17,716		467
Southwest Airlines Co	26,332		454		PPG Industries Inc	682		125
					Rockwood Holdings Inc	1,133		72
			$944		RPM International Inc	527		20
Apparel - 0.00%					Sigma-Aldrich Corp	149,372		12,910
Deckers Outdoor Corp (a)	1,067		73		Westlake Chemical Corp	176		19
					WR Grace & Co (a)	558		51

Automobile Manufacturers - 0.20%								$25,081
Ford Motor Co	94,019		1,609		Commercial Services - 0.92%
General Motors Co (a)	31,464		1,162		Aaron's Inc	3,607		102
Oshkosh Corp	4,890		233		ADT Corp/The	12,067		523
PACCAR Inc	10,251		570		Apollo Group Inc (a)	5,194		139
			$3,574		Booz Allen Hamilton Holding Corp	560		11
					Cintas Corp	4,206		226
Automobile Parts & Equipment - 0.84%					CoreLogic Inc/United States (a)	5,199		173
Delphi Automotive PLC	223,609		12,791		Equifax Inc	210,200		13,594
Johnson Controls Inc	25,708		1,186		KAR Auction Services Inc	2,665		79
Lear Corp	4,058		314		Leidos Holdings Inc	4,544		214
TRW Automotive Holdings Corp (a)	5,934		446
					Lender Processing Services Inc	749		26
			$14,737		Manpowergroup Inc	4,276		334
Banks - 15.31%					RR Donnelley & Sons Co	4,611		86
Associated Banc-Corp	9,280		151		Science Applications International Corp	2,397		85
Bank of America Corp	2,597,788		36,265		Service Corp International/US	2,469		44
Bank of New York Mellon Corp/The	39,356		1,252		Total System Services Inc	2,018		60
BankUnited Inc	3,538		109		Towers Watson & Co	3,610		414
BB&T Corp	26,272		892		Weight Watchers International Inc	678		22
BOK Financial Corp	1,372		84					$16,132
Capital One Financial Corp	543,116		37,296		Computers - 1.27%
CIT Group Inc	277,265		13,353		Accenture PLC - Class A	174,900		12,855
Citigroup Inc	463,733		22,621		Apple Inc	8,549		4,466
City National Corp/CA	2,487		179		Brocade Communications Systems Inc (a)	24,455		196
Comerica Inc	10,297		446		Computer Sciences Corp	8,286		408
Commerce Bancshares Inc/MO	4,250		196		DST Systems Inc	342		29
Cullen/Frost Bankers Inc	2,872		203		EMC Corp/MA	38,953		938
Fifth Third Bancorp	32,924		627		Hewlett-Packard Co	72,474		1,766
First Citizens BancShares Inc/NC	401		85		Lexmark International Inc	3,447		122
Fulton Financial Corp	11,073		135		MICROS Systems Inc (a)	3,796		206
Goldman Sachs Group Inc/The	15,415		2,480		SanDisk Corp	7,323		509
Huntington Bancshares Inc/OH	46,251		407		Synopsys Inc (a)	8,509		310
JP Morgan Chase & Co	944,891		48,699		Western Digital Corp	7,884		549
KeyCorp	34,115		427					$22,354
M&T Bank Corp	4,830		544
Morgan Stanley	51,026		1,466		Consumer Products - 0.04%
Northern Trust Corp	10,420		588		Avery Dennison Corp	3,624		171
PNC Financial Services Group Inc/The	286,173		21,043		Clorox Co/The	1,188		107
Regions Financial Corp	52,804		508		Kimberly-Clark Corp	3,468		374
State Street Corp	252,449		17,689					$652

See accompanying notes

Schedule of Investments LargeCap Value Fund III

October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Cosmetics & Personal Care - 1.22%					Electronics (continued)
Colgate-Palmolive Co	216,900		$14,040		Jabil Circuit Inc	11,208		$234
Procter & Gamble Co/The	92,935		7,504		Tech Data Corp (a)	2,011		105
			$21,544		Thermo Fisher Scientific Inc	12,025		1,176
					Vishay Intertechnology Inc (a)	7,032		86
Distribution & Wholesale - 0.61%								$42,027
Arrow Electronics Inc (a)	6,016		289
Genuine Parts Co	467		37		Engineering & Construction - 0.08%
Ingram Micro Inc (a)	8,631		200		AECOM Technology Corp (a)	5,573		177
WESCO International Inc (a)	118,936		10,164		Fluor Corp	3,591		266
			$10,690		Jacobs Engineering Group Inc (a)	7,215		439
					KBR Inc	8,126		281
Diversified Financial Services - 2.77%					URS Corp	4,366		237
American Express Co	296,056		24,217					$1,400
Ameriprise Financial Inc	5,977		601
BlackRock Inc	3,680		1,107		Entertainment - 0.02%
Charles Schwab Corp/The	39,545		896		Penn National Gaming Inc (a)	3,735		219
CME Group Inc/IL	10,626		789		Regal Entertainment Group	3,552		67
Discover Financial Services	21,150		1,097					$286
E*Trade Financial Corp (a)	15,748		266
Invesco Ltd	18,528		625		Environmental Control - 0.04%
LPL Financial Holdings Inc	681		28		Covanta Holding Corp	5,831		100
NASDAQ OMX Group Inc/The	6,130		217		Waste Management Inc	14,568		634
NYSE Euronext	8,178		360					$734
SLM Corp	717,285		18,198		Food - 1.58%
TD Ameritrade Holding Corp	12,879		351		General Mills Inc	206,000		10,387
			$48,752		JM Smucker Co/The	3,134		349
Electric - 2.22%					Kellogg Co	1,117		71
AES Corp/VA	34,261		483		McCormick & Co Inc/MD	199,600		13,802
Alliant Energy Corp	6,288		328		Mondelez International Inc	59,936		2,016
American Electric Power Co Inc	19,681		922		Safeway Inc	12,216		426
CMS Energy Corp	14,771		406		Sysco Corp	13,058		422
Consolidated Edison Inc	9,814		571		Tyson Foods Inc	15,703		434
Dominion Resources Inc/VA	19,221		1,225					$27,907
DTE Energy Co	7,131		493		Forest Products & Paper - 0.02%
Duke Energy Corp	23,933		1,717		Domtar Corp	1,826		155
Edison International	13,349		655		International Paper Co	3,317		148
Entergy Corp	120,813		7,819					$303
Exelon Corp	34,659		989
FirstEnergy Corp	14,011		531		Gas - 0.16%
Great Plains Energy Inc	8,514		200		AGL Resources Inc	6,706		321
Integrys Energy Group Inc	4,488		263		Atmos Energy Corp	5,204		230
MDU Resources Group Inc	10,380		309		CenterPoint Energy Inc	17,347		427
NextEra Energy Inc	175,670		14,888		NiSource Inc	17,206		542
Northeast Utilities	12,894		553		Questar Corp	8,431		200
NRG Energy Inc	17,721		506		Sempra Energy	9,978		909
NV Energy Inc	13,364		317		UGI Corp	6,410		265
OGE Energy Corp	11,118		410					$2,894
PG&E Corp	18,122		758		Hand & Machine Tools - 0.68%
Pinnacle West Capital Corp	6,164		345		Kennametal Inc	4,528		208
PPL Corp	25,890		793		Regal-Beloit Corp	2,491		183
Public Service Enterprise Group Inc	20,732		695		Snap-on Inc	2,860		298
SCANA Corp	7,723		360		Stanley Black & Decker Inc	143,369		11,339
Southern Co/The	29,203		1,195					$12,028
Westar Energy Inc	7,289		230
Wisconsin Energy Corp	12,836		541		Healthcare - Products - 2.68%
Xcel Energy Inc	20,378		588		Boston Scientific Corp (a)	54,290		635
			$39,090		CareFusion Corp (a)	12,323		478
					Covidien PLC	222,769		14,282
Electrical Components & Equipment - 1.05%					Life Technologies Corp (a)	3,297		248
Emerson Electric Co	271,070		18,153		Medtronic Inc	479,312		27,512
Energizer Holdings Inc	3,488		342		St Jude Medical Inc	5,692		327
Hubbell Inc	916		99		Stryker Corp	4,703		347
			$18,594		Varian Medical Systems Inc (a)	41,000		2,976
Electronics - 2.38%					Zimmer Holdings Inc	5,343		467
Agilent Technologies Inc	12,392		629					$47,272
Avnet Inc	7,778		309		Healthcare - Services - 3.03%
FLIR Systems Inc	2,431		69		Aetna Inc	10,824		679
Garmin Ltd	145,300		6,793		Cigna Corp	10,852		835
Gentex Corp/MI	3,251		96		DaVita HealthCare Partners Inc (a)	222,400		12,501
Honeywell International Inc	375,081		32,530		HCA Holdings Inc	8,322		392

See accompanying notes

Schedule of Investments
LargeCap Value Fund III
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Services (continued)					Leisure Products & Services - 1.72%
Humana Inc	5,291		$488		Carnival Corp	473,083		$16,392
Quest Diagnostics Inc	8,170		489		Polaris Industries Inc	106,000		13,881
UnitedHealth Group Inc	288,532		19,695					$30,273
WellPoint Inc	217,073		18,408
			$53,487		Lodging - 0.06%
					Hyatt Hotels Corp (a)	2,464		117
Home Furnishings - 0.02%					Marriott International Inc/DE	1,503		68
Whirlpool Corp	2,829		413		MGM Resorts International (a)	20,427		389
					Starwood Hotels & Resorts Worldwide Inc	6,278		462

Housewares - 0.01%								$1,036
Newell Rubbermaid Inc	6,473		192		Machinery - Construction & Mining - 0.14%
					Caterpillar Inc	22,069		1,840
Insurance - 4.97%					Joy Global Inc	6,030		342
					Terex Corp (a)	5,891		206
ACE Ltd	150,830		14,395
Aflac Inc	20,106		1,307					$2,388
Alleghany Corp (a)	922		374		Machinery - Diversified - 0.04%
Allied World Assurance Co Holdings AG	1,280		139		AGCO Corp	5,515		322
Allstate Corp/The	20,216		1,073		Babcock & Wilcox Co/The	1,921		62
American Financial Group Inc/OH	3,715		209		Cummins Inc	1,961		249
American International Group Inc	430,209		22,220		IDEX Corp	312		22
American National Insurance Co	380		38		Zebra Technologies Corp (a)	2,323		112
Aon PLC	4,014		317					$767
Arch Capital Group Ltd (a)	7,058		409
Aspen Insurance Holdings Ltd	3,815		149		Media - 2.85%
Assurant Inc	4,323		253		CBS Corp	2,746		162
Axis Capital Holdings Ltd	4,916		233		Comcast Corp - Class A	300,895		14,316
Berkshire Hathaway Inc - Class B (a)	78,400		9,022		Gannett Co Inc	12,533		347
Brown & Brown Inc	3,527		113		John Wiley & Sons Inc	2,516		127
Chubb Corp/The	9,580		882		Liberty Media Corp (a)	3,835		586
Cincinnati Financial Corp	9,017		451		Nielsen Holdings NV	10,309		407
CNA Financial Corp	1,480		60		Sirius XM Radio Inc	93,480		352
Everest Re Group Ltd	2,801		431		Starz (a)	739		22
Fidelity National Financial Inc	13,085		368		Thomson Reuters Corp	12,506		470
Genworth Financial Inc (a)	27,287		396		Time Warner Inc	233,319		16,038
Hanover Insurance Group Inc/The	1,783		104		Twenty-First Century Fox Inc - A Shares	19,824		676
Hartford Financial Services Group Inc	406,656		13,704		Viacom Inc	155,500		12,952
HCC Insurance Holdings Inc	5,770		263		Walt Disney Co/The	52,585		3,607
Kemper Corp	2,662		99		Washington Post Co/The	230		148
Lincoln National Corp	11,191		508					$50,210
Loews Corp	9,464		457		Metal Fabrication & Hardware - 0.01%
Marsh & McLennan Cos Inc	10,057		461		Timken Co	4,763		252
MetLife Inc	174,514		8,256
Old Republic International Corp	14,724		247
Progressive Corp/The	6,493		169		Mining - 0.13%
Protective Life Corp	4,319		199		Alcoa Inc	59,980		556
Prudential Financial Inc	9,509		774		Freeport-McMoRan Copper & Gold Inc	34,689		1,275
Reinsurance Group of America Inc	3,928		280		Newmont Mining Corp	16,497		450
RenaissanceRe Holdings Ltd	2,492		234					$2,281
StanCorp Financial Group Inc	2,362		139
Torchmark Corp	5,247		382		Miscellaneous Manufacturing - 2.73%
Travelers Cos Inc/The	11,848		1,023		3M Co	4,056		510
Unum Group	14,971		475		AO Smith Corp	2,356		122
WR Berkley Corp	5,917		260		Aptargroup Inc	1,063		68
XL Group PLC	221,533		6,772		Carlisle Cos Inc	3,337		243
					Crane Co	231		15
			$87,645		Danaher Corp	19,546		1,409
Internet - 0.44%					Dover Corp	2,575		236
AOL Inc	4,284		155		Eaton Corp PLC	19,385		1,368
IAC/InterActiveCorp	108,900		5,814		General Electric Co	843,316		22,044
Liberty Interactive Corp (a)	18,463		498		Illinois Tool Works Inc	257,306		20,273
Symantec Corp	10,752		245		Ingersoll-Rand PLC	4,882		330
Yahoo! Inc (a)	33,338		1,098		Leggett & Platt Inc	8,047		239
			$7,810		Parker Hannifin Corp	5,737		670
					Pentair Ltd	6,765		454
Iron & Steel - 0.07%					Trinity Industries Inc	4,284		217
Cliffs Natural Resources Inc	8,513		219					$48,198
Nucor Corp	10,647		551
Reliance Steel & Aluminum Co	4,242		311		Office & Business Equipment - 0.03%
Steel Dynamics Inc	12,186		219		Pitney Bowes Inc	6,324		135
			$1,300		Xerox Corp	46,133		459
								$594

See accompanying notes

Schedule of Investments LargeCap Value Fund III

October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Oil & Gas - 10.56%					Real Estate - 0.03%
Anadarko Petroleum Corp	19,179		$1,828		Jones Lang LaSalle Inc	2,533		$241
Apache Corp	16,069		1,427		WP Carey Inc	3,058		204
Atwood Oceanics Inc (a)	2,578		137					$445
BP PLC ADR	498,078		23,161
Chesapeake Energy Corp	19,645		549		REITS - 1.63%
Chevron Corp	187,303		22,469		Alexandria Real Estate Equities Inc	4,048		266
Cimarex Energy Co	4,749		500		American Campus Communities Inc	5,800		200
ConocoPhillips	328,169		24,055		Annaly Capital Management Inc	31,748		374
Denbury Resources Inc (a)	20,945		398		Apartment Investment & Management Co	3,506		98
Devon Energy Corp	13,603		860		AvalonBay Communities Inc	5,028		629
Energen Corp	4,095		321		BioMed Realty Trust Inc	9,937		198
EOG Resources Inc	36,126		6,445		Boston Properties Inc	5,339		553
EQT Corp	73,800		6,318		Brandywine Realty Trust	8,157		116
Exxon Mobil Corp	296,167		26,543		BRE Properties Inc	4,260		233
Helmerich & Payne Inc	5,319		412		Camden Property Trust	4,690		301
Hess Corp	12,423		1,009		CBL & Associates Properties Inc	6,065		120
HollyFrontier Corp	11,206		516		Chimera Investment Corp	54,855		166
Marathon Oil Corp	467,702		16,491		CommonWealth REIT	6,549		160
Marathon Petroleum Corp	10,925		783		Corrections Corp of America	2,253		83
Murphy Oil Corp	7,585		457		DDR Corp	14,851		252
Murphy USA Inc (a)	2,716		110		Digital Realty Trust Inc	1,508		72
Nabors Industries Ltd	16,929		296		Douglas Emmett Inc	8,202		205
Noble Energy Inc	10,488		786		Duke Realty Corp	18,232		302
Occidental Petroleum Corp	409,048		39,300		Equity Lifestyle Properties Inc	1,273		48
Patterson-UTI Energy Inc	7,773		189		Equity Residential	14,001		733
Phillips 66	136,820		8,815		Essex Property Trust Inc	2,101		338
Rowan Cos PLC (a)	6,965		251		Extra Space Storage Inc	5,864		270
Tesoro Corp	7,480		366		Federal Realty Investment Trust	1,236		128
Valero Energy Corp	22,365		921		General Growth Properties Inc	19,935		423
Whiting Petroleum Corp (a)	5,954		398		HCP Inc	17,524		727
			$186,111		Health Care REIT Inc	10,974		712
					Healthcare Trust of America Inc	5,937		69
Oil & Gas Services - 0.59%					Home Properties Inc	3,190		192
Baker Hughes Inc	16,980		986		Hospitality Properties Trust	8,027		236
Cameron International Corp (a)	5,041		277		Host Hotels & Resorts Inc	28,710		533
MRC Global Inc (a)	2,617		73		Kilroy Realty Corp	4,173		222
National Oilwell Varco Inc	17,291		1,404		Kimco Realty Corp	22,553		484
Oil States International Inc (a)	3,116		338		Liberty Property Trust	7,341		273
Schlumberger Ltd	75,800		7,104		Macerich Co/The	7,709		456
Superior Energy Services Inc (a)	9,054		243		Mid-America Apartment Communities Inc	4,116		273
			$10,425		National Retail Properties Inc	6,716		231
					Piedmont Office Realty Trust Inc	9,219		170
Packaging & Containers - 0.41%					Post Properties Inc	3,138		144
Bemis Co Inc	3,076		123		Prologis Inc	16,891		675
Crown Holdings Inc (a)	1,125		49
					Public Storage	550		92
Greif Inc	1,344		72		Realty Income Corp	11,008		459
Owens-Illinois Inc (a)	3,752		119
					Regency Centers Corp	2,946		152
Rock Tenn Co	61,072		6,535		Retail Properties of America Inc	7,411		106
Sonoco Products Co	5,824		237		Senior Housing Properties Trust	10,031		247
			$7,135		Simon Property Group Inc	3,029		468
Pharmaceuticals - 10.01%					SL Green Realty Corp	5,051		478
Abbott Laboratories	402,262		14,703		Starwood Property Trust Inc	10,255		263
Cardinal Health Inc	225,391		13,222		Taubman Centers Inc	2,884		190
Eli Lilly & Co	31,263		1,558		UDR Inc	14,065		349
Express Scripts Holding Co (a)	207,926		12,999		Ventas Inc	207,320		13,526
Forest Laboratories Inc (a)	8,937		420		Vornado Realty Trust	5,810		517
Johnson & Johnson	497,709		46,092		Weingarten Realty Investors	6,799		216
Merck & Co Inc	521,743		23,526					$28,728
Novartis AG ADR	84,200		6,530		Retail - 4.15%
Omnicare Inc	5,806		320		Abercrombie & Fitch Co	3,830		144
Pfizer Inc	1,044,302		32,040		Advance Auto Parts Inc	192,480		19,090
Sanofi ADR	305,479		16,337		Ascena Retail Group Inc (a)	6,114		121
Teva Pharmaceutical Industries Ltd ADR	232,070		8,607		Best Buy Co Inc	11,232		481
VCA Antech Inc (a)	4,902		139
					Big Lots Inc (a)	2,279		83
			$176,493		Chico's FAS Inc	680		12
Pipelines - 0.07%					CST Brands Inc	3,273		105
Spectra Energy Corp	22,421		798		CVS Caremark Corp	55,255		3,440
Williams Cos Inc/The	10,305		368		Dillard's Inc	470		38
			$1,166		Foot Locker Inc	7,324		254
					GameStop Corp	6,662		365

See accompanying notes

Schedule of Investments
LargeCap Value Fund III
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Retail (continued)				Transportation (continued)
Guess? Inc	3,362	$105		Kirby Corp (a)	1,280		$113
Kohl's Corp	8,480	482		Norfolk Southern Corp	10,573		909
Macy's Inc	4,963	229		Tidewater Inc	2,722		164
MSC Industrial Direct Co Inc	82,300	6,285		Union Pacific Corp	87,002		13,172
Signet Jewelers Ltd	4,088	305					$23,122
Staples Inc	25,476	411
Target Corp	404,250	26,191		Trucking & Leasing - 0.00%
Walgreen Co	228,942	13,563		AMERCO	188		38
Wal-Mart Stores Inc	18,056	1,386
World Fuel Services Corp	3,252	124		Water - 0.03%
		$73,214		American Water Works Co Inc	9,832		421

Savings & Loans - 0.05%				Aqua America Inc	1,253		32
First Niagara Financial Group Inc	20,062	221					$453
New York Community Bancorp Inc	24,730	401		TOTAL COMMON STOCKS			$1,689,120
People's United Financial Inc	17,813	257			Maturity
		$879		REPURCHASE AGREEMENTS - 4.96%	Amount (000's)	Value (000	's)

Semiconductors - 2.36%				Banks - 4.96%
Broadcom Corp	17,731	474		Investment in Joint Trading Account; Barclays $ 20,852			$20,852
Fairchild Semiconductor International Inc (a)	6,986	88		Bank PLC Repurchase Agreement; 0.07%
First Solar Inc (a)	3,848	193		dated 10/31/2013 maturing 11/01/2013
Intel Corp	456,128	11,143		(collateralized by US Government
KLA-Tencor Corp	6,243	410		Securities; $21,268,894; 0.25% - 2.63%;
LSI Corp	26,668	226		dated 06/30/15 - 08/15/20)
Micron Technology Inc (a)	34,544	611		Investment in Joint Trading Account; Credit	15,639		15,639
NVIDIA Corp	32,421	492		Suisse Repurchase Agreement; 0.08%
Qualcomm Inc	187,988	13,060		dated 10/31/2013 maturing 11/01/2013
Rovi Corp (a)	4,866	82		(collateralized by US Government
Skyworks Solutions Inc (a)	1,865	48		Securities; $15,951,672; 0.00%; dated
Texas Instruments Inc	350,819	14,762		08/15/16 - 08/15/37)
		$41,589		Investment in Joint Trading Account; Deutsche	34,753		34,753
				Bank Repurchase Agreement; 0.11% dated
Software - 1.74%				10/31/2013 maturing 11/01/2013
Activision Blizzard Inc	23,690	394		(collateralized by US Government
Adobe Systems Inc (a)	11,318	614		Securities; $35,448,157; 0.00% - 5.50%;
Autodesk Inc (a)	2,462	98		dated 12/27/13 - 07/15/36)
CA Inc	18,016	572		Investment in Joint Trading Account; Merrill	16,263		16,263
Dun & Bradstreet Corp/The	166	18		Lynch Repurchase Agreement; 0.09%
Electronic Arts Inc (a)	4,031	106		dated 10/31/2013 maturing 11/01/2013
Fidelity National Information Services Inc	9,830	479		(collateralized by US Government
Microsoft Corp	794,284	28,078		Securities; $16,588,248; 0.00% - 7.13%;
MSCI Inc (a)	3,865	158		dated 03/15/14 - 01/15/48)
Paychex Inc	1,804	76					$87,507
		$30,593		TOTAL REPURCHASE AGREEMENTS			$87,507

Telecommunications - 4.44%				Total Investments			$1,776,627
Amdocs Ltd	347,591	13,365		Liabilities in Excess of Other Assets, Net - (0.77)%			$(13,532)
AT&T Inc	1,030,243	37,294		TOTAL NET ASSETS - 100.00%			$1,763,095
CenturyLink Inc	22,672	768
Cisco Systems Inc	473,608	10,656		(a) Non-Income Producing Security
Corning Inc	55,013	940
EchoStar Corp (a)	2,238	107
Frontier Communications Corp	53,283	235
Harris Corp	5,007	310		Portfolio Summary (unaudited)
Polycom Inc (a)	9,474	99		Sector			Percent
Telephone & Data Systems Inc	5,109	159		Financial			29.72%
T-Mobile US Inc (a)	9,541	265		Consumer, Non-cyclical			22.32%
US Cellular Corp	720	35		Industrial			12.61%
Verizon Communications Inc	278,375	14,061		Energy			11.22%
		$78,294		Communications			7.74%
				Consumer, Cyclical			7.71%
Textiles - 0.03%				Technology			5.40%
Mohawk Industries Inc (a)	3,347	443
				Utilities			2.41%
				Basic Materials			1 .64%
Toys, Games & Hobbies - 0.00%				Liabilities in Excess of Other Assets, Net			(0.77)%
Hasbro Inc	970	50		TOTAL NET ASSETS			100.00%

Transportation - 1.31%
CSX Corp	19,683	513
FedEx Corp	62,982	8,251

See accompanying notes

Schedule of Investments
LargeCap Value Fund III
October 31, 2013

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
S&P 500 Emini; December 2013	Long	1,002	$84,902		$87,725	$2,823
Total						$2,823
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
MidCap Fund
October 31, 2013

COMMON STOCKS - 99.51%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 1.26%					Holding Companies - Diversified - 1.55%
Lamar Advertising Co (a)	2,012,663		$91,999		Leucadia National Corp	3,997,527		$113,290

Aerospace & Defense - 0.25%					Insurance - 12.80%
Rockwell Collins Inc	259,480		18,120		Alleghany Corp (a)	97,881		39,683
					Aon PLC	1,685,613		133,315
					Arch Capital Group Ltd (a)	849,571		49,241
Banks - 2.54%					Brown & Brown Inc	3,188,803		101,819
BankUnited Inc	512,443		15,768
CIT Group Inc	1,820,902		87,694		Fairfax Financial Holdings Ltd	55,955		24,418
M&T Bank Corp	728,265		81,952		Fidelity National Financial Inc	2,271,404		63,940
					Loews Corp	3,561,625		172,062
			$185,414		Markel Corp (a)	313,469		166,035
Beverages - 1.02%					Progressive Corp/The	2,616,140		67,941
Beam Inc	1,105,126		74,375		White Mountains Insurance Group Ltd	117,098		68,394
					Willis Group Holdings PLC	1,087,153		48,998

Building Materials - 0.85%								$935,846
Martin Marietta Materials Inc	636,532		62,437		Internet - 4.66%
					Liberty Interactive Corp (a)	5,393,680		145,414
					Liberty Ventures (a)	447,141		48,010
Chemicals - 2.81%					VeriSign Inc (a)	2,707,781		146,978
Airgas Inc	815,491		88,946
Ashland Inc	825,658		76,415					$340,402
Ecolab Inc	375,578		39,811		Lodging - 0.60%
			$205,172		Wynn Resorts Ltd	263,828		43,861

Commercial Services - 7.02%
ADT Corp/The	2,128,106		92,296		Media - 8.31%
Ascent Capital Group Inc (a)	555,237		46,873		Discovery Communications Inc - C Shares (a)	1,613,749		133,473
KAR Auction Services Inc	2,746,556		81,628		FactSet Research Systems Inc	317,296		34,566
Live Nation Entertainment Inc (a)	2,540,367		49,385		Liberty Global PLC - A Shares (a)	981,406		76,913
Macquarie Infrastructure Co LLC	889,421		48,838		Liberty Global PLC - C Shares (a)	993,055		74,340
McGraw Hill Financial Inc	848,386		59,115		Liberty Media Corp (a)	1,510,318		230,943
Moody's Corp	1,447,392		102,273		Starz (a)	1,492,689		45,004
Robert Half International Inc	844,038		32,521		Tribune Co (a)	181,132		12,127
			$512,929					$607,366

Computers - 0.86%					Mining - 0.86%
MICROS Systems Inc (a)	1,161,729		63,024		Franco-Nevada Corp	1,399,498		62,965

Distribution & Wholesale - 1.57%					Miscellaneous Manufacturing - 0.51%
Fastenal Co	1,014,620		50,528		Colfax Corp (a)	207,608		11,618
WW Grainger Inc	238,849		64,243		Donaldson Co Inc	646,419		25,604
			$114,771					$37,222

Diversified Financial Services - 2.73%					Oil & Gas - 3.28%
Charles Schwab Corp/The	3,895,084		88,223		Cimarex Energy Co	658,917		69,417
LPL Financial Holdings Inc	1,512,905		61,636		EOG Resources Inc	501,182		89,411
SLM Corp	1,972,044		50,031		Hess Corp	997,603		81,005
			$199,890					$239,833

Electric - 1.73%					Pharmaceuticals - 2.41%
Brookfield Infrastructure Partners LP	1,329,952		52,360		Mead Johnson Nutrition Co	503,366		41,105
Brookfield Renewable Energy Partners LP/CA	72,922		2,003		Valeant Pharmaceuticals International Inc (a)	1,280,349		135,358
Calpine Corp (a)	2,060,019		41,551					$176,463
National Fuel Gas Co	430,600		30,809
			$126,723		Pipelines - 3.59%
					Kinder Morgan Inc/DE	2,954,592		104,326
Electronics - 3.14%					Kinder Morgan Inc/DE - Warrants (a)	964,927		4,130
Gentex Corp/MI	3,315,769		97,616		Williams Cos Inc/The	4,307,048		153,805
Sensata Technologies Holding NV (a)	1,462,734		55,043					$262,261
Tyco International Ltd	2,095,179		76,579
			$229,238		Private Equity - 0.68%
					Onex Corp	945,760		49,860
Healthcare - Products - 3.35%
Becton Dickinson and Co	741,228		77,925
CR Bard Inc	719,927		98,069		Real Estate - 5.52%
DENTSPLY International Inc	1,464,418		68,974		Brookfield Asset Management Inc	5,621,263		222,489
					Brookfield Property Partners LP	360,490		6,943
			$244,968		CBRE Group Inc (a)	2,563,112		59,541
Healthcare - Services - 1.85%					Forest City Enterprises Inc (a)	3,678,265		74,522
Laboratory Corp of America Holdings (a)	1,342,531		135,461		Howard Hughes Corp/The (a)	343,902		40,254
								$403,749

See accompanying notes

Schedule of Investments MidCap Fund October 31, 2013

						(a) Non-Income Producing Security

	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS	- 0.73%					Portfolio Summary (unaudited)
	General Growth Properties Inc	2,510,598		$53,300		Sector	Percent
						Financial	25.48%
	Retail - 11.72%					Communications	19.28%
	AutoZone Inc (a)	232,442		101,040		Consumer, Non-cyclical	15.65%
	Burger King Worldwide Inc	3,974,661		84,183		Consumer, Cyclical	15.05%
	CarMax Inc (a)	1,474,349		69,280		Energy	6 .87%
	Copart Inc (a)	2,708,101		87,282		Technology	5 .39%
	Dollar General Corp (a)	1,598,144		92,341		Industrial	5 .32%
	O'Reilly Automotive Inc (a)	1,816,785		224,936		Basic Materials	3 .67%
	TJX Cos Inc	3,259,878		198,168		Utilities	1.73%
				$857,230		Diversified	1 .55%
						Other Assets in Excess of Liabilities, Net	0 .01%
	Semiconductors - 1.46%					TOTAL NET ASSETS	100.00%
	Microchip Technology Inc	2,491,854		107,050

	Software - 3.07%
	Fidelity National Information Services Inc	2,158,035		105,204
	Intuit Inc	1,349,378		96,359
	MSCI Inc (a)	570,699		23,268
				$224,831

	Telecommunications - 5.05%
	Crown Castle International Corp (a)	1,803,497		137,102
	EchoStar Corp (a)	1,317,245		63,175
	Motorola Solutions Inc	1,930,760		120,711
	SBA Communications Corp (a)	549,720		48,084
				$369,072

	Textiles - 1.16%
	Mohawk Industries Inc (a)	637,872		84,467

	Transportation - 0.57%
	Expeditors International of Washington Inc	918,404		41,595

	TOTAL COMMON STOCKS			$7,275,184
		Maturity
	REPURCHASE AGREEMENTS - 0.48% Amount (000's)		Value	(000	's)

Banks	- 0.48%
	Investment in Joint Trading Account; Barclays $	8,393		$8,393
	Bank PLC Repurchase Agreement; 0.07%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $8,560,891; 0.25% - 2.63%;
	dated 06/30/15 - 08/15/20)
	Investment in Joint Trading Account; Credit	6,295		6,295
	Suisse Repurchase Agreement; 0.08%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $6,420,667; 0.00%; dated
	08/15/16 - 08/15/37)
	Investment in Joint Trading Account; Deutsche	13,988		13,988
	Bank Repurchase Agreement; 0.11% dated
	10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $14,268,151; 0.00% - 5.50%;
	dated 12/27/13 - 07/15/36)
	Investment in Joint Trading Account; Merrill	6,546		6,546
	Lynch Repurchase Agreement; 0.09%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $6,676,896; 0.00% - 7.13%;
	dated 03/15/14 - 01/15/48)
				$35,222
	TOTAL REPURCHASE AGREEMENTS			$35,222
	Total Investments			$7,310,406
	Other Assets in Excess of Liabilities, Net - 0.01%			$767
	TOTAL NET ASSETS - 100.00%			$7,311,173

See accompanying notes

Schedule of Investments MidCap Growth Fund October 31, 2013

COMMON STOCKS - 97.16%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Apparel - 4.01%					Internet (continued)
Michael Kors Holdings Ltd (a)	37,374		$2,876		Symantec Corp	33,995		$773
Under Armour Inc (a)	25,275		2,051		TripAdvisor Inc (a)	34,965		2,892
			$4,927		Yandex NV (a)	47,733		1,759
					Yelp Inc (a)	25,720		1,743
Automobile Parts & Equipment - 1.96%								$16,691
BorgWarner Inc	23,315		2,404
					Leisure Products & Services - 0.51%

Banks - 1.91%					Polaris Industries Inc	4,800		628
First Republic Bank/CA	45,995		2,349
					Machinery - Diversified - 1.93%
					Middleby Corp/The (a)	10,430		2,374
Beverages - 2.74%
Monster Beverage Corp (a)	58,905		3,371
					Miscellaneous Manufacturing - 1.02%

Biotechnology - 3.42%					Pentair Ltd	18,635		1,250
Illumina Inc (a)	30,050		2,810
Incyte Corp Ltd (a)	35,480		1,384		Office & Business Equipment - 2.19%
			$4,194		Pitney Bowes Inc	125,780		2,684

Building Materials - 1.57%
Vulcan Materials Co	35,990		1,927		Oil & Gas - 5.65%
					Energen Corp	32,960		2,581
					Pioneer Natural Resources Co	21,255		4,353
Commercial Services - 5.92%								$6,934
Alliance Data Systems Corp (a)	7,647		1,813
Manpowergroup Inc	29,020		2,266		Oil & Gas Services - 0.35%
Towers Watson & Co	27,790		3,191		Core Laboratories NV	2,300		431
			$7,270

Computers - 0.80%					Pharmaceuticals - 4.71%
SanDisk Corp	14,100		980		Actavis PLC (a)	14,675		2,268
					Jazz Pharmaceuticals PLC (a)	20,130		1,827
					Pharmacyclics Inc (a)	14,221		1,687
Distribution & Wholesale - 2.82%								$5,782
Fossil Group Inc (a)	12,800		1,625
LKQ Corp (a)	55,670		1,839		Retail - 4.14%
			$3,464		Chipotle Mexican Grill Inc (a)	2,000		1,054
					GNC Holdings Inc	40,298		2,370
Diversified Financial Services - 3.47%					Restoration Hardware Holdings Inc (a)	23,880		1,666
E*Trade Financial Corp (a)	139,730		2,363
Invesco Ltd	56,315		1,900					$5,090
			$4,263		Semiconductors - 4.77%
					Avago Technologies Ltd	32,185		1,462
Electrical Components & Equipment - 1.69%					Cree Inc (a)	35,365		2,148
Belden Inc	30,820		2,073		Micron Technology Inc (a)	126,780		2,242
								$5,852
Electronics - 0.50%
Sensata Technologies Holding NV (a)	16,400		617		Software - 4.48%
					CommVault Systems Inc (a)	26,310		2,054
					ServiceNow Inc (a)	63,070		3,444
Food - 2.05%								$5,498
Whole Foods Market Inc	39,805		2,513
					Telecommunications - 2.11%
					SBA Communications Corp (a)	29,561		2,586
Healthcare - Products - 1.06%
CR Bard Inc	9,600		1,308
					Textiles - 2.75%
					Mohawk Industries Inc (a)	25,530		3,381
Home Builders - 4.28%
DR Horton Inc	87,432		1,657
Lennar Corp	40,725		1,448		Toys, Games & Hobbies - 2.28%
Toll Brothers Inc (a)	65,400		2,150		Hasbro Inc	54,145		2,797
			$5,255
					Transportation - 4.04%
Home Furnishings - 4.44%					Canadian Pacific Railway Ltd	14,000		2,003
Harman International Industries Inc	34,525		2,797
Whirlpool Corp	18,180		2,655		Kansas City Southern	24,375		2,962
			$5,452					$4,965
					TOTAL COMMON STOCKS			$119,310
Internet - 13.59%
Ctrip.com International Ltd ADR(a)	22,300		1,210
IAC/InterActiveCorp	32,497		1,735
LinkedIn Corp (a)	12,375		2,768
Netflix Inc (a)	4,870		1,570
Pandora Media Inc (a)	89,165		2,241

See accompanying notes

		Schedule of Investments
		MidCap Growth Fund
		October 31, 2013

Maturity
REPURCHASE AGREEMENTS - 1.33% Amount (000's) Value (000 's)

Banks - 1.33%
Investment in Joint Trading Account; Barclays $	390	$390
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $397,470; 0.25% - 2.63%; dated
06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	292	292
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $298,102; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	649	649
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $662,450; 0.00% - 5.50%; dated
12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	304	304
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $309,998; 0.00% - 7.13%; dated
03/15/14 - 01/15/48)
		$1,635
TOTAL REPURCHASE AGREEMENTS		$1,635
Total Investments		$120,945
Other Assets in Excess of Liabilities, Net - 1.51%		$1,851
TOTAL NET ASSETS - 100.00%		$122,796

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Cyclical		27.19%
Consumer, Non-cyclical		19.90%
Communications		15.70%
Technology		12.24%
Industrial		10.75%
Financial		6 .71%
Energy		6 .00%
Other Assets in Excess of Liabilities, Net		1 .51%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
MidCap Growth Fund III
October 31, 2013

COMMON STOCKS - 96.11%	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Advertising - 0.23%				Building Materials (continued)
Interpublic Group of Cos Inc/The	33,716	$566		Fortune Brands Home & Security Inc	17,429	$751
Lamar Advertising Co (a)	17,471	799		Lennox International Inc	8,579	670
Omnicom Group Inc	30,562	2,082		Masco Corp	309,388	6,537
		$3,447				$8,590

Aerospace & Defense - 0.17%				Chemicals - 3.83%
B/E Aerospace Inc (a)	9,394	762		Airgas Inc	6,658	726
Rockwell Collins Inc	14,427	1,008		Albemarle Corp	5,266	349
TransDigm Group Inc	5,309	772		Celanese Corp	18,125	1,015
		$2,542		Eastman Chemical Co	220,085	17,341
				FMC Corp	15,462	1,125
Agriculture - 0.75%				International Flavors & Fragrances Inc	57,279	4,735
Lorillard Inc	223,813	11,417		NewMarket Corp	1,567	488
				PPG Industries Inc	80,990	14,787
Airlines - 0.60%				RPM International Inc	64,470	2,496
Alaska Air Group Inc	11,050	781		Sherwin-Williams Co/The	10,105	1,900
Copa Holdings SA	38,391	5,741		Sigma-Aldrich Corp	12,960	1,120
Delta Air Lines Inc	46,817	1,235		Valspar Corp/The	85,991	6,016
Southwest Airlines Co	13,535	233		Westlake Chemical Corp	2,986	321
United Continental Holdings Inc (a)	36,064	1,224		WR Grace & Co (a)	64,674	5,927
		$9,214				$58,346

Apparel - 2.54%				Commercial Services - 4.57%
Carter's Inc	10,085	697		Alliance Data Systems Corp (a)	73,432	17,408
Deckers Outdoor Corp (a)	2,625	181		Ascent Capital Group Inc (a)	1,270	107
Hanesbrands Inc	83,643	5,698		Booz Allen Hamilton Holding Corp	131,300	2,599
Michael Kors Holdings Ltd (a)	143,265	11,024		Brink's Co/The	63,700	2,000
Ralph Lauren Corp	109,409	18,122		Cardtronics Inc (a)	300,550	11,797
Under Armour Inc (a)	9,841	799		Cintas Corp	4,932	265
VF Corp	10,347	2,225		Equifax Inc	14,384	930
		$38,746		FleetCor Technologies Inc (a)	7,786	898
				Gartner Inc (a)	103,171	6,082
Automobile Manufacturers - 0.12%				Genpact Ltd (a)	28,599	567
PACCAR Inc	7,765	432		H&R Block Inc	32,187	915
Tesla Motors Inc (a)	8,472	1,355		Hertz Global Holdings Inc (a)	35,093	806
		$1,787		KAR Auction Services Inc	4,839	144
Automobile Parts & Equipment - 1.26%				Lender Processing Services Inc	12,485	431
BorgWarner Inc	99,126	10,222		McGraw Hill Financial Inc	13,150	916
Delphi Automotive PLC	36,950	2,114		Moody's Corp	118,951	8,405
Goodyear Tire & Rubber Co/The	262,227	5,502		Morningstar Inc	29,967	2,406
Lear Corp	1,548	120		Robert Half International Inc	169,264	6,522
Visteon Corp (a)	8,473	653		RR Donnelley & Sons Co	16,752	311
WABCO Holdings Inc (a)	6,966	597		Service Corp International/US	28,148	507
		$19,208		Total System Services Inc	21,575	644
				United Rentals Inc (a)	9,547	617
Banks - 0.72%				Vantiv Inc (a)	79,887	2,197
Signature Bank/New York NY (a)	108,001	10,997		Verisk Analytics Inc (a)	15,335	1,051
				Western Union Co/The	63,895	1,088
Beverages - 1.53%						$69,613
Beam Inc	245,620	16,530		Computers - 1.95%
Brown-Forman Corp	15,323	1,118		3D Systems Corp (a)	10,193	634
Coca-Cola Enterprises Inc	27,767	1,159		Cadence Design Systems Inc (a)	387,084	5,021
Constellation Brands Inc (a)	18,507	1,208		DST Systems Inc	4,718	400
Dr Pepper Snapple Group Inc	24,849	1,177		Electronics For Imaging Inc (a)	77,210	2,649
Green Mountain Coffee Roasters Inc (a)	18,168	1,141		Fortinet Inc (a)	23,453	472
Monster Beverage Corp (a)	16,338	935		iGate Corp (a)	40,414	1,287
		$23,268		IHS Inc (a)	7,897	861
Biotechnology - 4.44%				Jack Henry & Associates Inc	14,660	801
				MICROS Systems Inc (a)	2,035	110
Alexion Pharmaceuticals Inc (a)	164,728	20,254
				NCR Corp (a)	16,656	609
Charles River Laboratories International Inc (a)	3,761	185
Cubist Pharmaceuticals Inc (a)	172,219	10,677		NetApp Inc	206,248	8,004
Illumina Inc (a)	14,710	1,376		SanDisk Corp	12,889	896
				Stratasys Ltd (a)	62,760	7,106
Myriad Genetics Inc (a)	13,574	331
				Teradata Corp (a)	18,739	826
NPS Pharmaceuticals Inc (a)	500,260	14,397
Regeneron Pharmaceuticals Inc (a)	51,294	14,752				$29,676
United Therapeutics Corp (a)	45,487	4,026		Consumer Products - 0.60%
Vertex Pharmaceuticals Inc (a)	23,587	1,683		Avery Dennison Corp	5,378	253
		$67,681		Church & Dwight Co Inc	89,641	5,841
Building Materials - 0.56%				Clorox Co/The	13,403	1,209
				Jarden Corp (a)	14,922	826
Eagle Materials Inc	8,423	632

See accompanying notes

Schedule of Investments
MidCap Growth Fund III
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Consumer Products (continued)				Food (continued)
Scotts Miracle-Gro Co/The	7,311	$429		Hormel Foods Corp	17,206	$748
Tupperware Brands Corp	6,207	556		Ingredion Inc	59,541	3,915
		$9,114		JM Smucker Co/The	2,391	266
				Kroger Co/The	540,805	23,168
Cosmetics & Personal Care - 0.05%				McCormick & Co Inc/MD	13,411	927
Avon Products Inc	43,881	768		Safeway Inc	3,255	114
				Whole Foods Market Inc	104,978	6,627
Distribution & Wholesale - 1.38%						$45,616
Fastenal Co	30,057	1,497
Fossil Group Inc (a)	72,238	9,170		Forest Products & Paper - 0.13%
Genuine Parts Co	17,307	1,364		International Paper Co	43,648	1,947
LKQ Corp (a)	30,356	1,003
WW Grainger Inc	29,464	7,925		Gas - 0.01%
		$20,959		Questar Corp	3,847	91

Diversified Financial Services - 3.21%
Affiliated Managers Group Inc (a)	89,056	17,583		Hand & Machine Tools - 0.05%
Ameriprise Financial Inc	7,850	789		Lincoln Electric Holdings Inc	9,915	687
CBOE Holdings Inc	116,342	5,643		Snap-on Inc	1,119	116
Eaton Vance Corp	12,157	508				$803
IntercontinentalExchange Inc	82,518	15,904
				Healthcare - Products - 2.67%
Lazard Ltd	14,567	563		Align Technology Inc (a)	7,302	417
LPL Financial Holdings Inc	7,570	308		Bruker BioSciences Corp (a)	247,823	5,068
Nationstar Mortgage Holdings Inc (a)	3,640	187
Ocwen Financial Corp (a)	10,500	590		Cooper Cos Inc/The	82,252	10,628
				CR Bard Inc	45,271	6,166
T Rowe Price Group Inc	79,587	6,161		DENTSPLY International Inc	6,800	320
Waddell & Reed Financial Inc	10,053	621		Edwards Lifesciences Corp (a)	13,341	870
		$48,857		Henry Schein Inc (a)	10,305	1,159
Electric - 0.40%				IDEXX Laboratories Inc (a)	6,401	690
ITC Holdings Corp	60,532	6,089		Life Technologies Corp (a)	13,251	998
				Patterson Cos Inc	119,410	5,076
				ResMed Inc	16,850	872
Electrical Components & Equipment - 0.47%				Sirona Dental Systems Inc (a)	9,353	676
AMETEK Inc	29,066	1,390		St Jude Medical Inc	112,817	6,474
Hubbell Inc	53,333	5,736		Techne Corp	2,917	255
		$7,126		Varian Medical Systems Inc (a)	12,826	931
Electronics - 1.24%				Zimmer Holdings Inc	1,606	141
Agilent Technologies Inc	106,172	5,389				$40,741
Amphenol Corp	18,646	1,497		Healthcare - Services - 0.67%
FLIR Systems Inc	16,831	479		Centene Corp (a)	18,400	1,033
Gentex Corp/MI	14,058	414		Cigna Corp	2,816	217
Mettler-Toledo International Inc (a)	3,570	884
Trimble Navigation Ltd (a)	324,458	9,270		Community Health Systems Inc	1,254	55
				Covance Inc (a)	6,610	590
Waters Corp (a)	10,135	1,023
				DaVita HealthCare Partners Inc (a)	21,784	1,224
		$18,956		Envision Healthcare Holdings Inc (a)	5,401	157
Engineering & Construction - 0.76%				HCA Holdings Inc	96,900	4,568
AECOM Technology Corp (a)	59,086	1,878		Laboratory Corp of America Holdings (a)	10,989	1,109
Chicago Bridge & Iron Co NV ADR	10,192	755		Mednax Inc (a)	5,537	604
Fluor Corp	11,641	864		Quest Diagnostics Inc	1,776	106
MasTec Inc (a)	253,800	8,114		Universal Health Services Inc	7,051	568
		$11,611				$10,231

Entertainment - 0.64%				Home Builders - 0.35%
Bally Technologies Inc (a)	6,572	481		NVR Inc (a)	4,920	4,513
Cinemark Holdings Inc	55,920	1,835		Pulte Group Inc	45,790	808
Dolby Laboratories Inc	63,039	2,252				$5,321
International Game Technology	30,780	579		Home Furnishings - 0.36%
Madison Square Garden Co/The (a)	70,711	4,279
				TiVo Inc (a)	180,831	2,403
Six Flags Entertainment Corp	7,015	264		Whirlpool Corp	21,623	3,157
		$9,690				$5,560

Environmental Control - 0.12%				Housewares - 0.07%
Stericycle Inc (a)	10,298	1,197
				Newell Rubbermaid Inc	16,978	503
Waste Connections Inc	14,002	598		Toro Co	9,845	580
		$1,795				$1,083

Food - 2.99%				Insurance - 2.36%
Campbell Soup Co	11,710	498		Allied World Assurance Co Holdings AG	1,949	211
ConAgra Foods Inc	39,062	1,243		American Financial Group Inc/OH	1,797	101
Hershey Co/The	74,674	7,411		Aon PLC	205,031	16,216
Hillshire Brands Co	21,287	699

See accompanying notes

Schedule of Investments
MidCap Growth Fund III
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Insurance (continued)				Miscellaneous Manufacturing (continued)
Arch Capital Group Ltd (a)	1,425	$83		Crane Co	7,619	$484
Arthur J Gallagher & Co	15,478	734		Donaldson Co Inc	13,757	545
Axis Capital Holdings Ltd	5,172	245		Dover Corp	15,068	1,383
Brown & Brown Inc	9,192	294		Ingersoll-Rand PLC	25,398	1,715
Erie Indemnity Co	4,226	304		ITT Corp	137,802	5,475
Hanover Insurance Group Inc/The	66,837	3,912		Pall Corp	11,277	908
Markel Corp (a)	23,400	12,394				$17,460
Progressive Corp/The	55,137	1,432
		$35,926		Office & Business Equipment - 0.02%
				Pitney Bowes Inc	14,881	318
Internet - 5.45%
Equinix Inc (a)	5,001	808
				Oil & Gas - 4.99%
Expedia Inc	58,099	3,421		Atwood Oceanics Inc (a)	42,073	2,235
F5 Networks Inc (a)	58,554	4,772
HomeAway Inc (a)	326,955	9,694		Cabot Oil & Gas Corp	519,774	18,358
				Cheniere Energy Inc (a)	24,455	973
Liberty Ventures (a)	6,263	673
				Cobalt International Energy Inc (a)	25,580	594
LinkedIn Corp (a)	120,576	26,969
				Concho Resources Inc (a)	10,612	1,174
Netflix Inc (a)	18,490	5,962
				Continental Resources Inc/OK (a)	55,243	6,293
Rackspace Hosting Inc (a)	11,486	588
Shutterfly Inc (a)	225,874	11,100		CVR Energy Inc	2,657	106
Splunk Inc (a)	196,895	12,347		EQT Corp	18,662	1,598
				Gulfport Energy Corp (a)	115,140	6,758
Symantec Corp	180,460	4,104
TIBCO Software Inc (a)	28,464	699		Noble Energy Inc	68,835	5,158
				Oasis Petroleum Inc (a)	109,032	5,806
TripAdvisor Inc (a)	13,245	1,096
VeriSign Inc (a)	16,356	888		Pioneer Natural Resources Co	25,733	5,269
				QEP Resources Inc	3,082	102
		$83,121		Range Resources Corp	16,524	1,251
Leisure Products & Services - 0.75%				Rosetta Resources Inc (a)	169,460	10,157
Harley-Davidson Inc	26,491	1,697		Seadrill Ltd	35,923	1,675
Polaris Industries Inc	73,824	9,667		SM Energy Co	80,946	7,172
		$11,364		Southwestern Energy Co (a)	35,736	1,330
				Whiting Petroleum Corp (a)	1,606	107
Lodging - 2.34%						$76,116
Marriott International Inc/DE	105,800	4,769
Starwood Hotels & Resorts Worldwide Inc	165,894	12,213		Oil & Gas Services - 0.97%
Wyndham Worldwide Corp	16,056	1,066		Cameron International Corp (a)	21,189	1,162
Wynn Resorts Ltd	105,868	17,601		Dresser-Rand Group Inc (a)	13,174	800
		$35,649		FMC Technologies Inc (a)	24,033	1,215
				MRC Global Inc (a)	159,765	4,465
Machinery - Diversified - 1.46%				Oceaneering International Inc	81,944	7,038
Babcock & Wilcox Co/The	13,179	425		RPC Inc	8,596	158
Flowserve Corp	17,063	1,185				$14,838
Graco Inc	10,428	806
IDEX Corp	41,150	2,846		Packaging & Containers - 2.06%
Manitowoc Co Inc/The	22,716	442		Ball Corp	16,970	830
Nordson Corp	11,101	800		Bemis Co Inc	7,685	307
Rockwell Automation Inc	54,515	6,019		Berry Plastics Group Inc (a)	161,811	3,249
Roper Industries Inc	11,816	1,498		Crown Holdings Inc (a)	119,898	5,227
Wabtec Corp/DE	71,082	4,634		Greif Inc	60,454	3,234
Zebra Technologies Corp (a)	73,673	3,559		Owens-Illinois Inc (a)	16,462	523
		$22,214		Packaging Corp of America	95,995	5,979
				Rock Tenn Co	52,231	5,589
Media - 2.49%				Sealed Air Corp	182,444	5,506
AMC Networks Inc (a)	93,868	6,579
Charter Communications Inc (a)	6,708	900		Silgan Holdings Inc	21,410	965
Discovery Communications Inc - A Shares (a)	235,124	20,908				$31,409
DISH Network Corp	21,131	1,018		Pharmaceuticals - 2.98%
FactSet Research Systems Inc	7,607	829		Actavis PLC (a)	93,015	14,378
Nielsen Holdings NV	5,358	211		Alkermes PLC (a)	21,853	769
Scripps Networks Interactive Inc	86,059	6,928		Allergan Inc/United States	43,900	3,978
Starz (a)	17,523	528		AmerisourceBergen Corp	27,309	1,784
		$37,901		BioMarin Pharmaceutical Inc (a)	89,221	5,604
				Catamaran Corp (a)	24,317	1,142
Metal Fabrication & Hardware - 0.08%				Endo Health Solutions Inc (a)	13,257	580
Mueller Industries Inc	10,300	621		Herbalife Ltd	10,938	709
Valmont Industries Inc	4,555	640		Jazz Pharmaceuticals PLC (a)	8,969	814
		$1,261		Mead Johnson Nutrition Co	109,682	8,957
				Mylan Inc/PA (a)	45,081	1,707
Miscellaneous Manufacturing - 1.15%
AO Smith Corp	107,862	5,571		Perrigo Co	11,123	1,534
				Pharmacyclics Inc (a)	6,751	801
Aptargroup Inc	7,961	511		Quintiles Transnational Holdings Inc (a)	2,121	89
Carlisle Cos Inc	553	40		Salix Pharmaceuticals Ltd (a)	10,438	749
Colfax Corp (a)	14,804	828

See accompanying notes

Schedule of Investments MidCap Growth Fund III

October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Pharmaceuticals (continued)				Retail (continued)
Zoetis Inc	57,738	$1,828		Tractor Supply Co	278,833	$19,895
		$45,423		Ulta Salon Cosmetics & Fragrance Inc (a)	6,451	831
				Urban Outfitters Inc (a)	145,923	5,528
Pipelines - 0.07%				Williams-Sonoma Inc	11,543	605
ONEOK Inc	19,631	1,109		World Fuel Services Corp	2,334	89
						$155,722
Real Estate - 0.05%
CBRE Group Inc (a)	32,112	746		Semiconductors - 6.46%
				Advanced Micro Devices Inc (a)	166,000	554
				Altera Corp	228,825	7,689
REITS - 0.82%				Analog Devices Inc	15,532	766
Apartment Investment & Management Co	13,895	389		Applied Materials Inc	80,454	1,436
Boston Properties Inc	2,493	258		Atmel Corp (a)	72,894	531
CBL & Associates Properties Inc	9,069	180		Avago Technologies Ltd	371,802	16,891
Corrections Corp of America	12,411	459		Cavium Inc (a)	335,742	13,534
Digital Realty Trust Inc	11,987	571		Cree Inc (a)	11,947	726
Equity Lifestyle Properties Inc	10,248	389		Freescale Semiconductor Ltd (a)	4,325	67
Extra Space Storage Inc	1,512	70		Integrated Device Technology Inc (a)	415,227	4,418
Federal Realty Investment Trust	7,296	756		KLA-Tencor Corp	108,580	7,123
Omega Healthcare Investors Inc	19,769	657		Lam Research Corp (a)	6,482	351
Plum Creek Timber Co Inc	18,737	851		Linear Technology Corp	27,214	1,120
Rayonier Inc	14,498	682		LSI Corp	628,338	5,328
Regency Centers Corp	6,533	337		Maxim Integrated Products Inc	285,990	8,494
Senior Housing Properties Trust	2,342	58		Microchip Technology Inc	19,973	858
Tanger Factory Outlet Centers	16,371	571		NXP Semiconductor NV (a)	420,950	17,730
Taubman Centers Inc	45,384	2,985		ON Semiconductor Corp (a)	72,863	514
Ventas Inc	15,212	992		Rovi Corp (a)	2,058	34
Vornado Realty Trust	6,172	550		Silicon Laboratories Inc (a)	6,369	256
Weyerhaeuser Co	59,185	1,799		Skyworks Solutions Inc (a)	27,042	697
		$12,554		TriQuint Semiconductor Inc (a)	205,900	1,633
				Ultratech Inc (a)	263,840	6,277
Retail - 10.22%				Xilinx Inc	30,764	1,397
Abercrombie & Fitch Co	1,558	58				$98,424
Advance Auto Parts Inc	70,321	6,974
ANN Inc (a)	15,800	559		Shipbuilding - 0.34%
AutoNation Inc (a)	8,783	424		Huntington Ingalls Industries Inc	71,405	5,109
AutoZone Inc (a)	19,766	8,592
Bed Bath & Beyond Inc (a)	25,832	1,997
				Software - 5.54%
Best Buy Co Inc	12,409	531		Akamai Technologies Inc (a)	20,275	907
Big Lots Inc (a)	48,226	1,753
				ANSYS Inc (a)	10,690	935
Brinker International Inc	12,004	533		Aspen Technology Inc (a)	84,453	3,229
CarMax Inc (a)	22,751	1,069
				Autodesk Inc (a)	164,434	6,563
Casey's General Stores Inc	29,760	2,169
Children's Place Retail Stores Inc/The (a)	33,289	1,817		Broadridge Financial Solutions Inc	20,632	725
				Cerner Corp (a)	177,363	9,938
Chipotle Mexican Grill Inc (a)	20,557	10,833
				Citrix Systems Inc (a)	21,460	1,219
Coach Inc	33,206	1,683		Concur Technologies Inc (a)	4,726	494
Cracker Barrel Old Country Store Inc	19,984	2,196		Dun & Bradstreet Corp/The	6,296	685
Dick's Sporting Goods Inc	102,710	5,466		Electronic Arts Inc (a)	233,996	6,142
Dillard's Inc	3,091	253
Dollar General Corp (a)	38,404	2,219		Fidelity National Information Services Inc	4,938	241
				Fiserv Inc (a)	15,271	1,599
Dollar Tree Inc (a)	103,329	6,035
				Informatica Corp (a)	18,393	710
Domino's Pizza Inc	9,575	642		Intuit Inc	34,054	2,432
DSW Inc	41,795	3,664		NetSuite Inc (a)	6,055	611
Dunkin' Brands Group Inc	333,877	15,919
Family Dollar Stores Inc	9,754	672		Paychex Inc	33,576	1,419
				Pegasystems Inc	11,516	438
Foot Locker Inc	3,015	105		Red Hat Inc (a)	43,247	1,871
Gap Inc/The	199,198	7,369		ServiceNow Inc (a)	301,450	16,462
GNC Holdings Inc	11,557	680		SolarWinds Inc (a)	11,146	403
Jack in the Box Inc (a)	39,700	1,615
				Tableau Software Inc (a)	100,050	6,149
L Brands Inc	24,319	1,523		VMware Inc (a)	49,600	4,032
Macy's Inc	35,144	1,621		Workday Inc (a)	230,934	17,290
MSC Industrial Direct Co Inc	8,047	615
Nordstrom Inc	17,139	1,036				$84,494
Nu Skin Enterprises Inc	61,170	7,152		Telecommunications - 3.89%
O'Reilly Automotive Inc (a)	13,055	1,616		ADTRAN Inc	32,800	770
Panera Bread Co (a)	4,873	770		ARRIS Group Inc (a)	186,294	3,327
PetSmart Inc	70,761	5,148		Aruba Networks Inc (a)	90,148	1,691
PVH Corp	88,266	10,995		Ciena Corp (a)	607,670	14,141
Ross Stores Inc	129,479	10,015		Crown Castle International Corp (a)	34,555	2,627
Signet Jewelers Ltd	20,894	1,560		Harris Corp	59,343	3,677
Tiffany & Co	11,318	896		InterDigital Inc/PA	31,327	1,214

See accompanying notes

Schedule of Investments
MidCap Growth Fund III
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	(a) Non-Income Producing Security

Telecommunications (continued)
IPG Photonics Corp	5,516	$366
JDS Uniphase Corp (a)	758,820	9,933		Portfolio Summary (unaudited)
Juniper Networks Inc (a)	241,745	4,506		Sector	Percent
Motorola Solutions Inc	142,404	8,903		Consumer, Non-cyclical	21.34%
NeuStar Inc (a)	11,198	514		Consumer, Cyclical	20.79%
Palo Alto Networks Inc (a)	98,400	4,149		Technology	13.88%
Plantronics Inc	9,203	395		Communications	12.06%
RF Micro Devices Inc (a)	117,200	615		Financial	11.54%
SBA Communications Corp (a)	12,971	1,135		Industrial	10.25%
tw telecom inc (a)	25,587	806		Energy	6 .03%
Windstream Holdings Inc	65,901	563		Basic Materials	3 .96%
		$59,332		Utilities	0.64%
				Liabilities in Excess of Other Assets, Net	(0.49)%
Toys, Games & Hobbies - 0.16%				TOTAL NET ASSETS	100.00%
Hasbro Inc	11,466	592
Mattel Inc	40,821	1,811
		$2,403

Transportation - 1.78%
CH Robinson Worldwide Inc	19,160	1,145
Con-way Inc	100,200	4,128
Expeditors International of Washington Inc	20,933	948
Genesee & Wyoming Inc (a)	107,490	10,732
JB Hunt Transport Services Inc	78,151	5,864
Kansas City Southern	11,164	1,357
Kirby Corp (a)	5,711	505
Landstar System Inc	7,926	438
Matson Inc	54,900	1,487
Old Dominion Freight Line Inc (a)	12,312	577
		$27,181

Trucking & Leasing - 0.01%
AMERCO	682	138

Water - 0.23%
Aqua America Inc	141,730	3,569

TOTAL COMMON STOCKS		$1,464,671
	Maturity
REPURCHASE AGREEMENTS - 4.38%	Amount (000's)	Value (000	's)

Banks - 4.38%
Investment in Joint Trading Account; Barclays $ 15,902		$15,902
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $16,220,038; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	11,927	11,927
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $12,165,029; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	26,504	26,504
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $27,033,396; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	12,402	12,401
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $12,650,494; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
		$66,734
TOTAL REPURCHASE AGREEMENTS		$66,734
Total Investments		$1,531,405
Liabilities in Excess of Other Assets, Net - (0.49)%		$(7,465)
TOTAL NET ASSETS - 100.00%		$1,523,940

See accompanying notes

Schedule of Investments
MidCap Growth Fund III
October 31, 2013

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2013	Long	523	$66,249		$67,279	$1,030
Total						$1,030
Amounts in thousands except contracts

See accompanying notes

     Schedule of Investments MidCap S&P 400 Index Fund October 31, 2013

COMMON STOCKS - 96.23%	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Advertising - 0.19%			Chemicals - 2.54%
Lamar Advertising Co (a)	38,376	$1,754	Albemarle Corp	47,896	$3,170
			Ashland Inc	42,345	3,919
			Cabot Corp	34,958	1,629
Aerospace & Defense - 1.34%			Cytec Industries Inc	21,476	1,784
Alliant Techsystems Inc	18,850	2,052
B/E Aerospace Inc (a)	57,978	4,705	Intrepid Potash Inc	32,716	486
Esterline Technologies Corp (a)	18,467	1,480	Minerals Technologies Inc	20,402	1,155
			NewMarket Corp	6,738	2,098
Exelis Inc	110,839	1,828	Olin Corp	47,205	1,063
Triumph Group Inc	30,615	2,194	RPM International Inc	78,201	3,028
		$12,259	Sensient Technologies Corp	29,455	1,536
Agriculture - 0.08%			Valspar Corp/The	47,447	3,320
Universal Corp/VA	13,651	724			$23,188

			Coal - 0.16%
Airlines - 0.42%			Alpha Natural Resources Inc (a)	130,369	912
Alaska Air Group Inc	41,091	2,904	Arch Coal Inc	124,924	530
JetBlue Airways Corp (a)	127,955	907			$1,442

		$3,811	Commercial Services - 6.17%
Apparel - 1.27%			Aaron's Inc	44,725	1,269
Carter's Inc	34,867	2,411	Alliance Data Systems Corp (a)	28,690	6,801
Deckers Outdoor Corp (a)	20,302	1,397	Apollo Group Inc (a)	58,444	1,560
Hanesbrands Inc	58,273	3,970	Brink's Co/The	28,386	891
Under Armour Inc (a)	47,187	3,829	Convergys Corp	61,062	1,205
		$11,607	CoreLogic Inc/United States (a)	56,274	1,872
			Corporate Executive Board Co	19,772	1,441
Automobile Manufacturers - 0.27%			Deluxe Corp	29,660	1,397
Oshkosh Corp	51,197	2,436	DeVry Inc	33,362	1,198
			FTI Consulting Inc (a)	23,988	973
Banks - 4.05%			Gartner Inc (a)	54,833	3,232
Associated Banc-Corp	97,675	1,588	Global Payments Inc	44,485	2,646
BancorpSouth Inc	49,307	1,090	HMS Holdings Corp (a)	51,683	1,092
Bank of Hawaii Corp	26,247	1,522	Leidos Holdings Inc	42,867	2,019
Cathay General Bancorp	43,183	1,064	Lender Processing Services Inc	50,213	1,733
City National Corp/CA	27,840	2,007	Manpowergroup Inc	46,080	3,599
Commerce Bancshares Inc/MO	45,377	2,088	Matthews International Corp	16,148	656
Cullen/Frost Bankers Inc	30,845	2,183	Rent-A-Center Inc/TX	31,424	1,076
East West Bancorp Inc	81,052	2,731	Rollins Inc	37,831	1,046
First Horizon National Corp	141,589	1,508	RR Donnelley & Sons Co	106,947	1,986
FirstMerit Corp	97,144	2,182	Science Applications International Corp	24,495	864
Fulton Financial Corp	114,078	1,393	SEI Investments Co	85,240	2,829
Hancock Holding Co	48,316	1,584	Service Corp International/US	124,752	2,247
International Bancshares Corp	33,619	768	Sotheby's	40,223	2,088
Prosperity Bancshares Inc	33,031	2,063	Towers Watson & Co	37,882	4,349
Signature Bank/New York NY (a)	27,819	2,832	United Rentals Inc (a)	54,907	3,546
SVB Financial Group (a)	26,811	2,568	Valassis Communications Inc	22,235	608
Synovus Financial Corp	575,818	1,871	WEX Inc (a)	22,868	2,135
TCF Financial Corp	96,825	1,470			$56,358
Trustmark Corp	39,542	1,074
			Computers - 2.66%
Valley National Bancorp	117,394	1,145	3D Systems Corp (a)	55,622	3,462
Webster Financial Corp	53,135	1,482	Cadence Design Systems Inc (a)	167,126	2,167
Westamerica Bancorporation	15,758	811	Diebold Inc	37,586	1,126
		$37,024	DST Systems Inc	17,729	1,503
Beverages - 0.53%			Jack Henry & Associates Inc	50,189	2,741
Green Mountain Coffee Roasters Inc (a)	77,190	4,848	Lexmark International Inc	36,843	1,310
			Mentor Graphics Corp	56,675	1,251
			MICROS Systems Inc (a)	45,093	2,446
Biotechnology - 0.84%			NCR Corp (a)	97,707	3,571
Bio-Rad Laboratories Inc (a)	11,780	1,455
			Riverbed Technology Inc (a)	96,680	1,433
Charles River Laboratories International Inc (a)	28,877	1,421
			Synopsys Inc (a)	90,884	3,313
Cubist Pharmaceuticals Inc (a)	38,896	2,412
United Therapeutics Corp (a)	27,034	2,393			$24,323
		$7,681	Consumer Products - 1.47%
			Church & Dwight Co Inc	81,559	5,314
Building Materials - 1.38%			Jarden Corp (a)	69,588	3,852
Eagle Materials Inc	29,175	2,188	Scotts Miracle-Gro Co/The	25,860	1,518
Fortune Brands Home & Security Inc	97,710	4,209	Tupperware Brands Corp	30,437	2,729
Lennox International Inc	27,037	2,111			$13,413
Louisiana-Pacific Corp (a)	82,587	1,405
Martin Marietta Materials Inc	27,217	2,670	Distribution & Wholesale - 1.50%
		$12,583	Arrow Electronics Inc (a)	58,967	2,832

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Distribution & Wholesale (continued)					Food (continued)
Ingram Micro Inc (a)	89,911		$2,083		Flowers Foods Inc	102,998		$2,610
LKQ Corp (a)	176,649		5,835		Harris Teeter Supermarkets Inc	29,109		1,436
Owens & Minor Inc	37,254		1,394		Hillshire Brands Co	72,440		2,378
Watsco Inc	15,849		1,510		Ingredion Inc	45,638		3,001
			$13,654		Lancaster Colony Corp	11,419		948
					Post Holdings Inc (a)	19,241		826
Diversified Financial Services - 2.32%					SUPERVALU Inc (a)	115,615		813
Affiliated Managers Group Inc (a)	31,108		6,142
					Tootsie Roll Industries Inc	11,925		381
CBOE Holdings Inc	51,620		2,504		United Natural Foods Inc (a)	29,027		2,074
Eaton Vance Corp	71,419		2,986		WhiteWave Foods Co - A shares (a)	101,880		2,039
Federated Investors Inc	55,431		1,503					$17,584
Greenhill & Co Inc	15,352		787
Janus Capital Group Inc	88,111		870		Forest Products & Paper - 0.18%
Raymond James Financial Inc	72,436		3,307		Domtar Corp	19,213		1,628
Waddell & Reed Financial Inc	50,444		3,115

			$21,214		Gas - 1.17%
Electric - 3.23%					Atmos Energy Corp	53,350		2,362
Alliant Energy Corp	65,301		3,410		Questar Corp	103,059		2,438
Black Hills Corp	26,203		1,329		UGI Corp	67,157		2,778
Cleco Corp	35,580		1,649		Vectren Corp	48,451		1,692
Great Plains Energy Inc	90,510		2,122		WGL Holdings Inc	30,454		1,371
Hawaiian Electric Industries Inc	58,346		1,550					$10,641
IDACORP Inc	29,566		1,526
MDU Resources Group Inc	111,145		3,310		Hand & Machine Tools - 0.81%
National Fuel Gas Co	49,217		3,521		Kennametal Inc	45,821		2,108
NV Energy Inc	138,662		3,292		Lincoln Electric Holdings Inc	48,385		3,350
OGE Energy Corp	116,750		4,308		Regal-Beloit Corp	26,521		1,945
PNM Resources Inc	46,884		1,121					$7,403
Westar Energy Inc	74,764		2,363		Healthcare - Products - 3.27%
			$29,501		Cooper Cos Inc/The	28,810		3,722
					Henry Schein Inc (a)	50,908		5,724
Electrical Components & Equipment - 1.15%					Hill-Rom Holdings Inc	34,532		1,426
Acuity Brands Inc	25,209		2,534		Hologic Inc (a)	159,180		3,564
Energizer Holdings Inc	36,653		3,596		IDEXX Laboratories Inc (a)	30,926		3,336
General Cable Corp	29,288		965
Hubbell Inc	31,769		3,416		Masimo Corp	30,248		775
					ResMed Inc	83,612		4,326
			$10,511		STERIS Corp	34,778		1,572
Electronics - 2.25%					Techne Corp	19,518		1,706
Avnet Inc	80,727		3,205		Teleflex Inc	24,207		2,231
Gentex Corp/MI	84,911		2,500		Thoratec Corp (a)	33,861		1,462
Itron Inc (a)	23,021		982					$29,844
Mettler-Toledo International Inc (a)	17,625		4,362
National Instruments Corp	57,296		1,664		Healthcare - Services - 2.12%
Tech Data Corp (a)	22,226		1,157		Community Health Systems Inc	55,799		2,434
					Covance Inc (a)	32,902		2,937
Trimble Navigation Ltd (a)	151,104		4,317
					Health Management Associates Inc (a)	153,161		1,964
Vishay Intertechnology Inc (a)	77,765		954
					Health Net Inc/CA (a)	46,733		1,421
Woodward Inc	35,642		1,429		LifePoint Hospitals Inc (a)	27,981		1,445
			$20,570		Mednax Inc (a)	29,799		3,249
Engineering & Construction - 0.87%					Universal Health Services Inc	52,595		4,237
AECOM Technology Corp (a)	59,333		1,885		WellCare Health Plans Inc (a)	25,634		1,709
Granite Construction Inc	21,201		686					$19,396
KBR Inc	87,108		3,009
URS Corp	44,079		2,390		Home Builders - 0.91%
					KB Home	48,830		829
			$7,970		MDC Holdings Inc	23,012		672
Entertainment - 0.68%					NVR Inc (a)	2,509		2,301
Bally Technologies Inc (a)	22,890		1,674		Thor Industries Inc	26,228		1,521
Cinemark Holdings Inc	61,104		2,005		Toll Brothers Inc (a)	89,466		2,942
DreamWorks Animation SKG Inc (a)	41,913		1,435					$8,265
International Speedway Corp	16,420		537
Scientific Games Corp (a)	28,546		522		Home Furnishings - 0.15%
					Tempur Sealy International Inc (a)	35,580		1,365
			$6,173

Environmental Control - 0.66%					Insurance - 4.75%
Clean Harbors Inc (a)	32,461		2,004
					Alleghany Corp (a)	9,904		4,015
Mine Safety Appliances Co	18,595		896		American Financial Group Inc/OH	41,893		2,357
Waste Connections Inc	72,683		3,106		Arthur J Gallagher & Co	75,162		3,566
			$6,006		Aspen Insurance Holdings Ltd	39,740		1,550
Food - 1.93%					Brown & Brown Inc	69,936		2,233
Dean Foods Co (a)	55,298		1,078		Everest Re Group Ltd	28,620		4,400

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Insurance (continued)				Miscellaneous Manufacturing (continued)
Fidelity National Financial Inc	143,906	$4,051		Crane Co	28,714	$1,823
First American Financial Corp	62,945	1,628		Donaldson Co Inc	79,574	3,152
Hanover Insurance Group Inc/The	25,780	1,509		Harsco Corp	47,480	1,324
HCC Insurance Holdings Inc	58,918	2,690		ITT Corp	53,150	2,112
Kemper Corp	30,820	1,141		SPX Corp	26,681	2,420
Mercury General Corp	21,350	994		Trinity Industries Inc	46,268	2,343
Old Republic International Corp	142,214	2,388				$20,124
Primerica Inc	32,188	1,382
Protective Life Corp	46,200	2,129		Office Furnishings - 0.23%
Reinsurance Group of America Inc	41,781	2,974		Herman Miller Inc	34,540	1,048
StanCorp Financial Group Inc	26,140	1,540		HNI Corp	26,716	1,038
WR Berkley Corp	64,514	2,833				$2,086
		$43,380		Oil & Gas - 3.23%
				Atwood Oceanics Inc (a)	33,884	1,800
Internet - 1.40%				Bill Barrett Corp (a)	28,707	794
AOL Inc	45,189	1,638
Equinix Inc (a)	29,049	4,691		Cimarex Energy Co	50,915	5,364
Rackspace Hosting Inc (a)	67,058	3,435		Energen Corp	42,511	3,330
				Gulfport Energy Corp (a)	45,644	2,679
TIBCO Software Inc (a)	89,914	2,208
ValueClick Inc (a)	41,108	790		HollyFrontier Corp	117,635	5,418
				Murphy USA Inc (a)	26,128	1,060
		$12,762		Patterson-UTI Energy Inc	86,724	2,104
Investment Companies - 0.12%				Rosetta Resources Inc (a)	35,971	2,156
Apollo Investment Corp	132,281	1,128		SM Energy Co	39,394	3,491
				Unit Corp (a)	25,724	1,323

Iron & Steel - 0.96%						$29,519
Carpenter Technology Corp	31,125	1,847		Oil & Gas Services - 2.18%
Commercial Metals Co	68,855	1,264		CARBO Ceramics Inc	11,684	1,464
Reliance Steel & Aluminum Co	45,318	3,321		Dresser-Rand Group Inc (a)	44,887	2,728
Steel Dynamics Inc	129,959	2,336		Dril-Quip Inc (a)	23,890	2,805
		$8,768		Helix Energy Solutions Group Inc (a)	57,889	1,370
				Oceaneering International Inc	63,684	5,469
Leisure Products & Services - 0.66%				Oil States International Inc (a)	32,463	3,526
Life Time Fitness Inc (a)	23,212	1,054
				Superior Energy Services Inc (a)	93,914	2,520
Polaris Industries Inc	37,692	4,936
		$5,990				$19,882
Machinery Construction & Mining - 0.25%				Packaging & Containers - 1.39%
Terex Corp - (a)	65,510	2,290		Greif Inc	17,922	959
				Packaging Corp of America	57,857	3,603
				Rock Tenn Co	42,360	4,533
Machinery - Diversified - 1.85%				Silgan Holdings Inc	25,749	1,160
AGCO Corp	53,285	3,111		Sonoco Products Co	59,105	2,402
Graco Inc	36,118	2,790				$12,657
IDEX Corp	48,124	3,328
Nordson Corp	35,534	2,562		Pharmaceuticals - 1.29%
				Endo Health Solutions Inc (a)	67,220	2,939
Wabtec Corp/DE	56,665	3,694		Mallinckrodt PLC (a)	33,960	1,427
Zebra Technologies Corp (a)	29,882	1,443
		$16,928		Omnicare Inc	60,899	3,358
				Salix Pharmaceuticals Ltd (a)	36,302	2,605
Media - 0.98%				VCA Antech Inc (a)	52,160	1,484
AMC Networks Inc (a)	34,883	2,445				$11,813
FactSet Research Systems Inc	23,732	2,585
John Wiley & Sons Inc	27,266	1,371		Publicly Traded Investment Fund - 1.27%
Meredith Corp	21,779	1,117		iShares Core S&P Mid-Cap ETF	89,875	11,553
New York Times Co/The	73,892	1,022
Scholastic Corp	15,188	436		Real Estate - 0.37%
		$8,976		Alexander & Baldwin Inc	25,116	929

Metal Fabrication & Hardware - 0.65%				Jones Lang LaSalle Inc	26,154	2,490
Timken Co	46,973	2,481				$3,419
Valmont Industries Inc	15,758	2,214		REITS - 8.79%
Worthington Industries Inc	31,105	1,261		Alexandria Real Estate Equities Inc	42,049	2,766
		$5,956		American Campus Communities Inc	61,673	2,131
				BioMed Realty Trust Inc	113,086	2,253
Mining - 0.36%				BRE Properties Inc	45,419	2,480
Compass Minerals International Inc	19,692	1,467		Camden Property Trust	50,184	3,222
Royal Gold Inc	38,285	1,839		Corporate Office Properties Trust	51,418	1,265
		$3,306		Corrections Corp of America	68,101	2,520
Miscellaneous Manufacturing - 2.20%				Duke Realty Corp	191,314	3,170
Aptargroup Inc	39,014	2,503		Equity One Inc	37,232	898
Carlisle Cos Inc	37,553	2,729		Essex Property Trust Inc	22,386	3,604
CLARCOR Inc	29,370	1,718		Extra Space Storage Inc	62,439	2,871

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000		's)

REITS (continued)				Semiconductors (continued)
Federal Realty Investment Trust	38,668	$4,006		SunEdison Inc (a)	141,853		$1,319
Highwoods Properties Inc	52,882	2,041					$19,154
Home Properties Inc	33,471	2,019
Hospitality Properties Trust	82,254	2,417		Shipbuilding - 0.23%
Kilroy Realty Corp	47,800	2,541		Huntington Ingalls Industries Inc	29,301		2,096
Liberty Property Trust	84,094	3,127
Mack-Cali Realty Corp	51,802	1,065		Software - 3.54%
Mid-America Apartment Communities Inc	43,976	2,920		ACI Worldwide Inc (a)	23,275		1,283
National Retail Properties Inc	71,332	2,454		Acxiom Corp (a)	43,591		1,448
Omega Healthcare Investors Inc	68,957	2,292		Advent Software Inc	24,298		815
Potlatch Corp	23,855	974		Allscripts Healthcare Solutions Inc (a)	93,278		1,290
Rayonier Inc	74,233	3,490		ANSYS Inc (a)	54,408		4,758
Realty Income Corp	115,463	4,809		Broadridge Financial Solutions Inc	70,082		2,464
Regency Centers Corp	54,322	2,806		CommVault Systems Inc (a)	25,856		2,019
Senior Housing Properties Trust	110,706	2,728		Compuware Corp	126,341		1,349
SL Green Realty Corp	54,137	5,120		Concur Technologies Inc (a)	27,701		2,897
Taubman Centers Inc	37,575	2,472		Fair Isaac Corp	20,719		1,187
UDR Inc	147,585	3,662		Informatica Corp (a)	63,708		2,459
Weingarten Realty Investors	66,027	2,095		ManTech International Corp/VA	13,997		391
		$80,218		MSCI Inc (a)	71,200		2,903
				PTC Inc (a)	70,368		1,951
Retail - 5.82%				SolarWinds Inc (a)	38,617		1,398
Advance Auto Parts Inc	42,871	4,252
Aeropostale Inc (a)	46,197	429		Solera Holdings Inc	40,499		2,277
				VeriFone Systems Inc (a)	64,296		1,457
American Eagle Outfitters Inc	99,826	1,546
ANN Inc (a)	26,977	954					$32,346
Ascena Retail Group Inc (a)	74,954	1,483		Telecommunications - 1.36%
Big Lots Inc (a)	34,309	1,247		ADTRAN Inc	34,267		805
Bob Evans Farms Inc	16,055	917		Ciena Corp (a)	60,709		1,413
Brinker International Inc	38,980	1,732		InterDigital Inc/PA	24,240		939
Cabela's Inc (a)	27,414	1,626		NeuStar Inc (a)	37,884		1,740
Cheesecake Factory Inc/The	29,196	1,380		Plantronics Inc	25,813		1,108
Chico's FAS Inc	94,656	1,623		Polycom Inc (a)	99,839		1,038
Copart Inc (a)	65,714	2,118		RF Micro Devices Inc (a)	165,578		869
CST Brands Inc	35,596	1,148		Telephone & Data Systems Inc	58,002		1,809
Dick's Sporting Goods Inc	59,838	3,184		tw telecom inc (a)	85,739		2,702
Domino's Pizza Inc	32,756	2,197					$12,423
Foot Locker Inc	87,403	3,033
				Textiles - 0.52%
Guess? Inc	34,977	1,093		Mohawk Industries Inc (a)	35,853		4,748
HSN Inc	19,735	1,034
MSC Industrial Direct Co Inc	28,356	2,166
Office Depot Inc (a)	141,083	789		Transportation - 1.78%
Panera Bread Co (a)	16,495	2,605		Con-way Inc	33,253		1,370
Regis Corp	25,664	372		Genesee & Wyoming Inc (a)	25,146		2,511
Saks Inc (a)	60,107	961		JB Hunt Transport Services Inc	53,746		4,033
Signet Jewelers Ltd	47,399	3,539		Kirby Corp (a)	33,413		2,957
Tractor Supply Co	82,178	5,863		Landstar System Inc	26,899		1,487
Wendy's Co/The	166,679	1,448		Matson Inc	25,146		681
Williams-Sonoma Inc	52,388	2,747		Tidewater Inc	29,127		1,754
World Fuel Services Corp	42,834	1,634		UTI Worldwide Inc	53,641		815
		$53,120		Werner Enterprises Inc	26,966		624
Savings & Loans - 0.94%							$16,232
Astoria Financial Corp	49,236	650		Trucking & Leasing - 0.15%
First Niagara Financial Group Inc	208,359	2,298		GATX Corp	27,193		1,402
New York Community Bancorp Inc	259,495	4,207
Washington Federal Inc	60,921	1,388
		$8,543		Water - 0.29%
				Aqua America Inc	103,866		2,615
Semiconductors - 2.10%
Advanced Micro Devices Inc (a)	360,227	1,203		TOTAL COMMON STOCKS			$878,610
Atmel Corp (a)	251,669	1,832			Maturity
Cree Inc (a)	70,694	4,295		REPURCHASE AGREEMENTS - 2.43%	Amount (000's)	Value	(000	's)
Cypress Semiconductor Corp (a)	80,828	750
Fairchild Semiconductor International Inc (a)	75,107	952		Banks - 2.43%
Integrated Device Technology Inc (a)	80,277	854		Investment in Joint Trading Account; Barclays $ 5,285			$5,285
International Rectifier Corp (a)	41,664	1,085		Bank PLC Repurchase Agreement; 0.07%
Intersil Corp	74,929	836		dated 10/31/2013 maturing 11/01/2013
Rovi Corp (a)	59,815	1,003		(collateralized by US Government
Semtech Corp (a)	40,056	1,246		Securities; $5,390,408; 0.25% - 2.63%;
Silicon Laboratories Inc (a)	23,130	930		dated 06/30/15 - 08/15/20)
Skyworks Solutions Inc (a)	110,501	2,849

See accompanying notes

Schedule of Investments
MidCap S&P 400 Index Fund
October 31, 2013

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Credit	$3,964	$3,963
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $4,042,806; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	8,808	8,808
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $8,984,013; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	4,122	4,122
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $4,204,141; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
		$22,178
TOTAL REPURCHASE AGREEMENTS		$22,178
Total Investments		$900,788
Other Assets in Excess of Liabilities, Net - 1.34%		$12,213
TOTAL NET ASSETS - 100.00%		$913,001

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Financial		23.77%
Consumer, Non-cyclical		17.70%
Industrial		16.96%
Consumer, Cyclical		12.43%
Technology		8 .30%
Energy		5 .57%
Utilities		4.69%
Basic Materials		4 .04%
Communications		3.93%
Exchange Traded Funds		1.27%
Other Assets in Excess of Liabilities, Net		1 .34%
TOTAL NET ASSETS		100.00%

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2013	Long	173	$21,826		$22,255	$429
Total						$429

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2013

COMMON STOCKS - 97.46%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.18%					Banks (continued)
Clear Channel Outdoor Holdings Inc (a)	2,120		$18		Synovus Financial Corp	96,574		$314
Interpublic Group of Cos Inc/The	97,356		1,636		Valley National Bancorp	21,025		205
Lamar Advertising Co (a)	16,110		736		Zions Bancorporation	262,064		7,435
Omnicom Group Inc	4,690		319					$90,649

			$2,709		Beverages - 1.24%
Aerospace & Defense - 1.09%					Beam Inc	9,703		653
Alliant Techsystems Inc	27,213		2,962		Coca-Cola Enterprises Inc	38,993		1,627
B/E Aerospace Inc (a)	624		51		Constellation Brands Inc (a)	115,575		7,547
Exelis Inc	86,945		1,434		Dr Pepper Snapple Group Inc	10,641		504
L-3 Communications Holdings Inc	25,740		2,586		Molson Coors Brewing Co	32,305		1,745
Rockwell Collins Inc	1,461		102		Monster Beverage Corp (a)	117,565		6,728
Triumph Group Inc	129,542		9,281					$18,804

			$16,416		Biotechnology - 0.02%
Agriculture - 0.05%					Bio-Rad Laboratories Inc (a)	2,024		250
Bunge Ltd	8,815		724		Charles River Laboratories International Inc (a)	2,700		133
								$383

Airlines - 0.54%					Building Materials - 0.26%
Alaska Air Group Inc	7,005		495		Fortune Brands Home & Security Inc	2,052		89
Delta Air Lines Inc	155,559		4,104		Owens Corning Inc (a)	86,486		3,107
Southwest Airlines Co	106,961		1,842		Vulcan Materials Co	13,760		737
United Continental Holdings Inc (a)	52,670		1,788					$3,933
			$8,229
					Chemicals - 1.73%
Apparel - 0.01%					Albemarle Corp	5,059		335
Deckers Outdoor Corp (a)	1,910		131		Ashland Inc	74,994		6,941
					Cabot Corp	6,307		294
Automobile Manufacturers - 0.30%					Celanese Corp	119,093		6,670
Ford Motor Co	16,510		283		CF Industries Holdings Inc	8,221		1,773
General Motors Co (a)	14,000		517		Cytec Industries Inc	11,582		963
Oshkosh Corp	34,613		1,647		Huntsman Corp	43,730		1,015
PACCAR Inc	36,637		2,037		Mosaic Co/The	11,400		523
			$4,484		Rockwood Holdings Inc	2,104		133
					RPM International Inc	839		32
Automobile Parts & Equipment - 1.33%					Sigma-Aldrich Corp	665		57
Allison Transmission Holdings Inc	4,170		101		Valspar Corp/The	103,114		7,215
Delphi Automotive PLC	166,476		9,522		Westlake Chemical Corp	280		30
Goodyear Tire & Rubber Co/The	55,940		1,174		WR Grace & Co (a)	968		89
Lear Corp	15,110		1,170					$26,070
TRW Automotive Holdings Corp (a)	101,517		7,625
Visteon Corp (a)	5,670		437		Coal - 0.29%
			$20,029		Consol Energy Inc	70,536		2,575
					Peabody Energy Corp	96,661		1,883
Banks - 6.00%								$4,458
Associated Banc-Corp	26,354		428
Bank of Hawaii Corp	4,495		261		Commercial Services - 1.23%
Bank of New York Mellon Corp/The	52,350		1,665		Aaron's Inc	6,361		180
BankUnited Inc	1,870		58		ADT Corp/The	23,724		1,028
					Apollo Group Inc (a)	26,954		719
BB&T Corp	22,840		776
BOK Financial Corp	11,994		734		Booz Allen Hamilton Holding Corp	21,527		427
CIT Group Inc	232,623		11,203		Cintas Corp	5,272		284
					CoreLogic Inc/United States (a)	32,579		1,083
City National Corp/CA	6,495		469
Comerica Inc	56,082		2,428		DeVry Inc	11,331		407
Commerce Bancshares Inc/MO	16,120		741		Global Payments Inc	90,698		5,395
					Hertz Global Holdings Inc (a)	12,190		280
Cullen/Frost Bankers Inc	14,502		1,027
East West Bancorp Inc	8,274		279		Iron Mountain Inc	8,456		224
Fifth Third Bancorp	142,463		2,711		KAR Auction Services Inc	9,817		292
First Citizens BancShares Inc/NC	3,282		695		Leidos Holdings Inc	50,484		2,377
First Republic Bank/CA	171,706		8,769		Lender Processing Services Inc	1,349		47
Fulton Financial Corp	18,352		224		Manpowergroup Inc	23,393		1,827
Huntington Bancshares Inc/OH	1,194,333		10,510		McGraw Hill Financial Inc	10,164		708
					Quanta Services Inc (a)	10,031		303
KeyCorp	225,174		2,821
M&T Bank Corp	177,948		20,025		RR Donnelley & Sons Co	8,217		153
Morgan Stanley	8,210		236		Science Applications International Corp	5,147		181
Northern Trust Corp	50,504		2,849		Service Corp International/US	62,681		1,129
Popular Inc (a)	10,604		268		Total System Services Inc	3,616		108
Regions Financial Corp	228,104		2,196		Towers Watson & Co	4,482		515
Signature Bank/New York NY (a)	59,157		6,024		Weight Watchers International Inc	1,212		39
SunTrust Banks Inc	149,705		5,036		Western Union Co/The	53,346		908
SVB Financial Group (a)	2,738		262					$18,614

See accompanying notes

Schedule of Investments MidCap Value Fund I

October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)		COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers - 1.86%						Electric (continued)
Brocade Communications Systems Inc (a)	189,778		$1,522			Wisconsin Energy Corp	44,305		$1,865
Computer Sciences Corp	143,302		7,058			Xcel Energy Inc	541,150		15,618
Diebold Inc	800		24						$99,159
DST Systems Inc	606		51
Hewlett-Packard Co	60,140		1,466			Electrical Components & Equipment - 0.13%
Lexmark International Inc	34,009		1,209			Energizer Holdings Inc	12,445		1,221
MICROS Systems Inc (a)	6,610		359			General Cable Corp	6,356		209
						GrafTech International Ltd (a)	13,220		118
NCR Corp (a)	1,100		40
NetApp Inc	173,242		6,724			Hubbell Inc	1,613		173
SanDisk Corp	11,068		769			Molex Inc	8,334		322
Synopsys Inc (a)	10,333		377						$2,043
Teradata Corp (a)	126,534		5,576			Electronics - 2.07%
Western Digital Corp	42,186		2,938			Agilent Technologies Inc	323,919		16,442
			$28,113			Avnet Inc	44,806		1,779
Consumer Products - 0.18%						AVX Corp	29,753		394
Avery Dennison Corp	9,242		436			FLIR Systems Inc	4,249		121
Clorox Co/The	2,135		192			Garmin Ltd	7,349		344
Jarden Corp (a)	36,874		2,041			Gentex Corp/MI	6,031		178
			$2,669			Jabil Circuit Inc	14,107		294
						PerkinElmer Inc	35,637		1,356
Cosmetics & Personal Care - 0.07%						Tech Data Corp (a)	7,738		403
Avon Products Inc	59,360		1,039			Tyco International Ltd	260,450		9,519
						Vishay Intertechnology Inc (a)	37,362		458

Distribution & Wholesale - 0.22%									$31,288
Arrow Electronics Inc (a)	22,249		1,069			Engineering & Construction - 0.51%
Genuine Parts Co	842		66			AECOM Technology Corp (a)	40,386		1,284
Ingram Micro Inc (a)	39,299		911			Fluor Corp	4,491		333
WESCO International Inc (a)	15,361		1,312			Jacobs Engineering Group Inc (a)	8,994		547
			$3,358			KBR Inc	103,502		3,575

Diversified Financial Services - 4.30%						URS Corp	37,647		2,041
Ameriprise Financial Inc	52,302		5,258						$7,780
E*Trade Financial Corp (a)	47,308		801			Entertainment - 0.11%
Federated Investors Inc	2,411		65			International Game Technology	28,070		528
Invesco Ltd	503,092		16,979			Penn National Gaming Inc (a)	17,885		1,046
Legg Mason Inc	62,681		2,411			Regal Entertainment Group	6,297		120
LPL Financial Holdings Inc	1,219		50						$1,694
NASDAQ OMX Group Inc/The	405,523		14,368
NYSE Euronext	14,563		641			Environmental Control - 0.63%
Raymond James Financial Inc	258,415		11,797			Republic Services Inc	65,800		2,202
SLM Corp	476,267		12,083			Waste Connections Inc	170,889		7,304
TD Ameritrade Holding Corp	15,929		434						$9,506
			$64,887			Food - 2.04%
Electric - 6.56%						Campbell Soup Co	21,404		911
AES Corp/VA	421,408		5,937			ConAgra Foods Inc	107,171		3,409
						Dean Foods Co (a)	26,740		521
Alliant Energy Corp	22,730		1,187
Ameren Corp	49,143		1,778			Ingredion Inc	129,178		8,494
Calpine Corp (a)	504,009		10,166			JM Smucker Co/The	15,409		1,714
CMS Energy Corp	55,750		1,531			Kellogg Co	9,150		579
Consolidated Edison Inc	48,024		2,796			Pinnacle Foods Inc	11,980		325
DTE Energy Co	32,218		2,228			Safeway Inc	195,014		6,806
Edison International	326,906		16,028			Tyson Foods Inc	269,274		7,451
						WhiteWave Foods Co - A shares (a)	26,567		532
Entergy Corp	35,968		2,328
Exelon Corp	32,650		932						$30,742
FirstEnergy Corp	311,868		11,810			Forest Products & Paper - 0.40%
Hawaiian Electric Industries Inc	909		24			Domtar Corp	5,543		470
Integrys Energy Group Inc	9,774		574			International Paper Co	111,032		4,953
MDU Resources Group Inc	69,409		2,067			MeadWestvaco Corp	17,577		612
National Fuel Gas Co	4,437		318						$6,035
Northeast Utilities	58,264		2,499
NRG Energy Inc	44,331		1,265			Gas - 2.00%
NV Energy Inc	17,449		414			AGL Resources Inc	21,263		1,018
OGE Energy Corp	14,693		542			Atmos Energy Corp	16,151		715
Pepco Holdings Inc	29,508		569			CenterPoint Energy Inc	88,193		2,169
Pinnacle West Capital Corp	16,498		924			NiSource Inc	202,676		6,388
PPL Corp	144,477		4,425			Questar Corp	22,600		535
Public Service Enterprise Group Inc	75,568		2,532			Sempra Energy	186,167		16,967
SCANA Corp	164,489		7,670			UGI Corp	51,721		2,140
TECO Energy Inc	22,386		384
Westar Energy Inc	23,654		748
See accompanying notes					362

Schedule of Investments
MidCap Value Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Gas (continued)					Insurance (continued)
Vectren Corp	6,440		$225		Aspen Insurance Holdings Ltd	6,532		$255
			$30,157		Assurant Inc	34,869		2,039
					Axis Capital Holdings Ltd	7,342		349
Hand & Machine Tools - 1.19%					Brown & Brown Inc	6,316		202
Kennametal Inc	12,753		587		Cincinnati Financial Corp	11,179		559
Regal-Beloit Corp	68,899		5,052		CNA Financial Corp	2,643		107
Snap-on Inc	3,554		370		Erie Indemnity Co	1,000		72
Stanley Black & Decker Inc	152,041		12,025		Everest Re Group Ltd	88,310		13,576
			$18,034		Fidelity National Financial Inc	85,438		2,405
Healthcare - Products - 2.66%					Genworth Financial Inc (a)	863,303		12,544
Alere Inc (a)	22,292		752		Hanover Insurance Group Inc/The	3,149		184
Boston Scientific Corp (a)	331,733		3,878		Hartford Financial Services Group Inc	602,336		20,299
CareFusion Corp (a)	313,644		12,160		HCC Insurance Holdings Inc	37,520		1,713
Cooper Cos Inc/The	1,235		160		ING US Inc	363,428		11,274
CR Bard Inc	95,174		12,965		Kemper Corp	13,224		490
DENTSPLY International Inc	30,530		1,438		Lincoln National Corp	489,627		22,234
Hill-Rom Holdings Inc	8,731		361		Loews Corp	17,490		845
Hologic Inc (a)	118,002		2,641		Markel Corp (a)	965		511
Hospira Inc (a)	39,518		1,601		Old Republic International Corp	51,631		867
Life Technologies Corp (a)	4,497		339		PartnerRe Ltd	36,953		3,703
Patterson Cos Inc	583		25		ProAssurance Corp	6,103		277
QIAGEN NV (a)	14,770		342		Progressive Corp/The	48,540		1,260
St Jude Medical Inc	7,526		432		Protective Life Corp	50,117		2,309
Techne Corp	1,939		169		Reinsurance Group of America Inc	38,319		2,728
Teleflex Inc	10,969		1,011		RenaissanceRe Holdings Ltd	5,834		546
Zimmer Holdings Inc	21,988		1,923		StanCorp Financial Group Inc	29,114		1,715
			$40,197		Torchmark Corp	11,949		871
					Unum Group	132,368		4,202
Healthcare - Services - 3.65%					Validus Holdings Ltd	129,967		5,131
Aetna Inc	210,751		13,214		White Mountains Insurance Group Ltd	628		367
Cigna Corp	54,834		4,221		Willis Group Holdings PLC	201,642		9,088
Community Health Systems Inc	8,711		380		WR Berkley Corp	186,808		8,203
DaVita HealthCare Partners Inc (a)	12,930		727		XL Group PLC	440,191		13,456
HCA Holdings Inc	50,855		2,397					$152,580
Health Net Inc/CA (a)	8,151		248
Humana Inc	194,332		17,908		Internet - 1.16%
Laboratory Corp of America Holdings (a)	7,810		788		AOL Inc	15,495		561
LifePoint Hospitals Inc (a)	4,549		235		Liberty Interactive Corp (a)	609,331		16,427
Mednax Inc (a)	1,748		191		Netflix Inc (a)	30		10
Quest Diagnostics Inc	51,392		3,079		Symantec Corp	20,521		467
Tenet Healthcare Corp (a)	221,598		10,457					$17,465
Universal Health Services Inc	6,433		518		Investment Companies - 0.02%
WellPoint Inc	9,240		783		Ares Capital Corp	15,373		267
			$55,146

Holding Companies - Diversified - 0.03%					Iron & Steel - 1.01%
Leucadia National Corp	15,430		437		Carpenter Technology Corp	76,227		4,523
					Cliffs Natural Resources Inc	19,823		509
Home Builders - 1.12%					Nucor Corp	37,145		1,923
DR Horton Inc	107,260		2,032		Reliance Steel & Aluminum Co	110,289		8,083
Lennar Corp	173,301		6,161		Steel Dynamics Inc	14,874		267
Toll Brothers Inc (a)	265,809		8,740					$15,305
			$16,933		Leisure Products & Services - 0.14%
Home Furnishings - 0.80%					Royal Caribbean Cruises Ltd	50,276		2,114
Harman International Industries Inc	17,860		1,447
Whirlpool Corp	72,989		10,657		Lodging - 1.74%
			$12,104		Hyatt Hotels Corp (a)	20,115		958
Housewares - 0.10%					Marriott International Inc/DE	6,672		301
					MGM Resorts International (a)	576,223		10,971
Newell Rubbermaid Inc	52,425		1,553
					Starwood Hotels & Resorts Worldwide Inc	187,277		13,787
					Wyndham Worldwide Corp	4,100		272
Insurance - 10.10%								$26,289
Aflac Inc	23,040		1,497
Alleghany Corp (a)	2,185		885		Machinery - Construction & Mining - 0.79%
Allied World Assurance Co Holdings AG	2,286		248		Joy Global Inc	43,937		2,494
Allstate Corp/The	4,820		256		Terex Corp (a)	269,659		9,424
American Financial Group Inc/OH	10,029		564					$11,918
American National Insurance Co	7,376		745		Machinery - Diversified - 0.29%
Aon PLC	44,383		3,510		AGCO Corp	6,691		391
Arch Capital Group Ltd (a)	8,529		494

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Machinery - Diversified (continued)					Oil & Gas (continued)
Babcock & Wilcox Co/The	19,077		$615		Nabors Industries Ltd	48,046		$840
Deere & Co	14,450		1,182		Newfield Exploration Co (a)	41,490		1,263
IDEX Corp	553		38		Noble Energy Inc	24,996		1,873
Xylem Inc/NY	57,418		1,981		Patterson-UTI Energy Inc	14,518		352
Zebra Technologies Corp (a)	4,585		221		Pioneer Natural Resources Co	54,545		11,170
			$4,428		QEP Resources Inc	33,446		1,106
					Quicksilver Resources Inc (a)	12,357		26
Media - 1.76%					Range Resources Corp	108,952		8,249
Cablevision Systems Corp	91,737		1,427		Rowan Cos PLC (a)	20,927		755
DIRECTV (a)	29,280		1,830
					Southwestern Energy Co (a)	24,100		897
Gannett Co Inc	63,335		1,752		Tesoro Corp	226,796		11,089
John Wiley & Sons Inc	26,155		1,315		Unit Corp (a)	13,370		687
Liberty Media Corp (a)	76,150		11,645
					Valero Energy Corp	18,602		766
Nielsen Holdings NV	49,921		1,969		Whiting Petroleum Corp (a)	23,873		1,597
Scripps Networks Interactive Inc	61,574		4,957		WPX Energy Inc (a)	12,000		266
Starz (a)	1,309		39
Thomson Reuters Corp	7,880		296					$98,561
Time Warner Cable Inc	9,073		1,090		Oil & Gas Services - 1.61%
Washington Post Co/The	431		277		Cameron International Corp (a)	244,207		13,397
			$26,597		Dresser-Rand Group Inc (a)	10,520		639
					MRC Global Inc (a)	4,685		131
Metal Fabrication & Hardware - 0.63%					Oil States International Inc (a)	73,121		7,944
Timken Co	179,536		9,481		RPC Inc	714		13
					Superior Energy Services Inc (a)	84,452		2,266
Mining - 0.52%								$24,390
Alcoa Inc	399,766		3,706
Newmont Mining Corp	149,843		4,085		Packaging & Containers - 1.29%
					Ball Corp	35,696		1,745
			$7,791		Bemis Co Inc	12,643		505
Miscellaneous Manufacturing - 2.59%					Crown Holdings Inc (a)	69,630		3,036
AO Smith Corp	4,373		226		Greif Inc	2,532		135
Aptargroup Inc	1,972		127		Owens-Illinois Inc (a)	61,298		1,949
Carlisle Cos Inc	140,043		10,179		Packaging Corp of America	121,852		7,589
Crane Co	370		23		Rock Tenn Co	1,992		213
Donaldson Co Inc	1,131		45		Sealed Air Corp	97,952		2,956
Dover Corp	3,111		286		Silgan Holdings Inc	15,270		688
Harsco Corp	36,443		1,016		Sonoco Products Co	15,907		647
Ingersoll-Rand PLC	14,532		982					$19,463
ITT Corp	39,000		1,549
Leggett & Platt Inc	39,657		1,179		Pharmaceuticals - 2.05%
					AmerisourceBergen Corp	10		1
Parker Hannifin Corp	37,156		4,336		Cardinal Health Inc	349,138		20,481
Pentair Ltd	12,244		821		Endo Health Solutions Inc (a)	24,130		1,055
SPX Corp	27,600		2,504		Express Scripts Holding Co (a)	5,070		317
Textron Inc	504,693		14,530		Forest Laboratories Inc (a)	31,397		1,477
Trinity Industries Inc	26,988		1,366		Mylan Inc/PA (a)	166,702		6,313
			$39,169		Omnicare Inc	7,856		433
Office & Business Equipment - 0.31%					Quintiles Transnational Holdings Inc (a)	5,730		240
Pitney Bowes Inc	23,629		504		VCA Antech Inc (a)	21,384		608
Xerox Corp	419,838		4,173					$30,925

			$4,677		Pipelines - 0.05%
Oil & Gas - 6.53%					Kinder Morgan Inc/DE	11,550		408
Apache Corp	19,100		1,696		ONEOK Inc	7,510		424
Atwood Oceanics Inc (a)	4,610		245					$832
Chesapeake Energy Corp	708,218		19,802
					Private Equity - 0.02%
Cimarex Energy Co	169,358		17,842		American Capital Ltd (a)	18,330		257
Concho Resources Inc (a)	49,174		5,439
Denbury Resources Inc (a)	68,241		1,296
Devon Energy Corp	2,620		166		Real Estate - 0.94%
Diamond Offshore Drilling Inc	4,682		290		Alexander & Baldwin Inc	2,490		92
Energen Corp	7,722		605		CBRE Group Inc (a)	65,300		1,517
EQT Corp	1,313		112		Forest City Enterprises Inc (a)	66,559		1,349
EXCO Resources Inc	22,585		122		Howard Hughes Corp/The (a)	6,167		722
Forest Oil Corp (a)	11,317		54		Jones Lang LaSalle Inc	93,847		8,934
Helmerich & Payne Inc	6,452		500		Realogy Holdings Corp (a)	37,870		1,558
HollyFrontier Corp	25,168		1,159					$14,172
Kosmos Energy Ltd (a)	3,660		39
Marathon Oil Corp	53,291		1,879		REITS - 8.35%
Marathon Petroleum Corp	10,677		765		Alexandria Real Estate Equities Inc	120,514		7,928
Murphy Oil Corp	88,422		5,333		American Campus Communities Inc	10,502		363
Murphy USA Inc (a)	6,930		281		American Capital Agency Corp	23,760		516

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS (continued)					Retail (continued)
American Tower Corp	1,040		$83		Macy's Inc	139,053		$6,412
Annaly Capital Management Inc	123,570		1,457		PVH Corp	65,361		8,142
Apartment Investment & Management Co	20,933		586		Sears Canada Inc	3,172		43
AvalonBay Communities Inc	121,958		15,250		Signet Jewelers Ltd	5,259		393
BioMed Realty Trust Inc	22,635		451		Staples Inc	254,604		4,104
Boston Properties Inc	26,704		2,764		Wendy's Co/The	61,438		534
Brandywine Realty Trust	14,498		206		World Fuel Services Corp	5,821		222
BRE Properties Inc	17,837		974					$28,801
Camden Property Trust	126,434		8,117
CBL & Associates Properties Inc	52,965		1,049		Savings & Loans - 0.39%
Chimera Investment Corp	427,017		1,294		First Niagara Financial Group Inc	99,603		1,099
CommonWealth REIT	11,641		284		Hudson City Bancorp Inc	31,669		284
Corporate Office Properties Trust	11,770		290		New York Community Bancorp Inc	76,884		1,246
Corrections Corp of America	4,172		154		People's United Financial Inc	164,730		2,377
					TFS Financial Corp (a)	17,530		213
DDR Corp	511,706		8,674
Digital Realty Trust Inc	77,142		3,677		Washington Federal Inc	26,573		605
Douglas Emmett Inc	55,610		1,386					$5,824
Duke Realty Corp	19,461		323		Semiconductors - 3.90%
Equity Lifestyle Properties Inc	2,268		86		Altera Corp	394,812		13,266
Essex Property Trust Inc	2,664		429		Analog Devices Inc	10,491		517
Extra Space Storage Inc	7,359		338		Applied Materials Inc	514,399		9,182
Federal Realty Investment Trust	2,209		229		Broadcom Corp	51,740		1,382
General Growth Properties Inc	165,378		3,511		Cree Inc (a)	1,930		117
HCP Inc	71,509		2,968		Fairchild Semiconductor International Inc (a)	13,056		165
Health Care REIT Inc	37,860		2,455		First Solar Inc (a)	30,209		1,519
Healthcare Trust of America Inc	11,013		128		KLA-Tencor Corp	11,869		779
Home Properties Inc	17,660		1,065		Lam Research Corp (a)	228,210		12,375
Hospitality Properties Trust	23,614		694		LSI Corp	76,770		651
Host Hotels & Resorts Inc	86,282		1,601		Marvell Technology Group Ltd	95,827		1,150
Kilroy Realty Corp	5,292		281		Maxim Integrated Products Inc	212,833		6,321
Kimco Realty Corp	40,624		873		Micron Technology Inc (a)	117,210		2,072
Liberty Property Trust	21,685		806		NVIDIA Corp	395,637		6,006
Macerich Co/The	9,638		571		ON Semiconductor Corp (a)	215,368		1,521
Mack-Cali Realty Corp	26,220		539		PMC - Sierra Inc (a)	114,590		673
MFA Financial Inc	689,114		5,106		Rovi Corp (a)	9,026		151
Mid-America Apartment Communities Inc	5,211		346		Silicon Laboratories Inc (a)	1,560		63
National Retail Properties Inc	8,267		284		Skyworks Solutions Inc (a)	3,240		84
Piedmont Office Realty Trust Inc	17,901		331		Teradyne Inc (a)	50,292		880
Plum Creek Timber Co Inc	5,866		266					$58,874
Post Properties Inc	5,387		246
Prologis Inc	69,151		2,762		Shipbuilding - 0.10%
Realty Income Corp	14,144		589		Huntington Ingalls Industries Inc	20,474		1,465
Regency Centers Corp	21,028		1,087
Retail Properties of America Inc	23,317		333		Software - 1.93%
Senior Housing Properties Trust	17,597		433		Activision Blizzard Inc	28,747		478
SL Green Realty Corp	31,974		3,024		Autodesk Inc (a)	4,568		182
Spirit Realty Capital Inc	29,497		309		CA Inc	24,096		765
Starwood Property Trust Inc	371,602		9,546		Citrix Systems Inc (a)	121,625		6,906
Tanger Factory Outlet Centers	198,131		6,905		Dun & Bradstreet Corp/The	8,903		969
Taubman Centers Inc	144,306		9,494		Electronic Arts Inc (a)	6,940		182
Two Harbors Investment Corp	584,716		5,455		Fidelity National Information Services Inc	241,100		11,753
UDR Inc	15,177		377		MSCI Inc (a)	7,480		305
Ventas Inc	37,839		2,468		Nuance Communications Inc (a)	39,506		615
Vornado Realty Trust	34,923		3,110		Paychex Inc	3,215		136
Weingarten Realty Investors	12,215		388		PTC Inc (a)	243,030		6,737
Weyerhaeuser Co	28,920		879		VeriFone Systems Inc (a)	7,010		159
			$126,138					$29,187

Retail - 1.91%					Telecommunications - 1.89%
Abercrombie & Fitch Co	6,834		256		Amdocs Ltd	15,587		599
Ascena Retail Group Inc (a)	10,946		217
					CenturyLink Inc	23,410		793
Best Buy Co Inc	44,424		1,901		EchoStar Corp (a)	4,008		192
Big Lots Inc (a)	9,949		362
					Frontier Communications Corp	66,442		293
Chico's FAS Inc	1,027		18		Harris Corp	20,196		1,251
CST Brands Inc	5,700		184		Intelsat SA (a)	2,077		42
Darden Restaurants Inc	7,480		385		Juniper Networks Inc (a)	698,305		13,017
Dillard's Inc	873		72		Level 3 Communications Inc (a)	35,608		1,087
Foot Locker Inc	8,958		311		Motorola Solutions Inc	2,110		132
GameStop Corp	21,312		1,168		Polycom Inc (a)	710,700		7,391
Guess? Inc	5,861		183		SBA Communications Corp (a)	12,870		1,126
Kohl's Corp	68,571		3,894		Sprint Corp (a)	37,876		255

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2013

					Portfolio Summary (unaudited)
COMMON STOCKS (continued)	Shares Held	Value	(000	's)	Sector	Percent
Telecommunications (continued)					Financial	33.72%
Telephone & Data Systems Inc	17,353		$541		Consumer, Non-cyclical	13.19%
T-Mobile US Inc (a)	11,473		318		Industrial	11.96%
tw telecom inc (a)	18,197		574		Utilities	8.67%
US Cellular Corp	17,470		846		Energy	8 .48%
Windstream Holdings Inc	3,223		28		Consumer, Cyclical	8.37%
			$28,485		Technology	7.99%
					Communications	4.99%
Textiles - 0.04%					Basic Materials	3 .66%
Mohawk Industries Inc (a)	4,103		543
					Diversified	0 .03%
					Liabilities in Excess of Other Assets, Net	(1.06)%
Toys, Games & Hobbies - 0.01%					TOTAL NET ASSETS	100.00%
Hasbro Inc	1,690		87

Transportation - 0.26%
CH Robinson Worldwide Inc	1,350		81
Con-way Inc	14,640		603
Kirby Corp (a)	2,291		203
Ryder System Inc	22,311		1,469
Teekay Corp	8,365		363
Tidewater Inc	16,893		1,017
UTI Worldwide Inc	9,210		140
			$3,876

Trucking & Leasing - 0.13%
AMERCO	327		66
GATX Corp	36,548		1,884
			$1,950

Water - 0.10%
American Water Works Co Inc	35,159		1,507
Aqua America Inc	2,236		57
			$1,564
TOTAL COMMON STOCKS			$1,471,982
	Maturity
REPURCHASE AGREEMENTS - 3.60% Amount (000's)		Value	(000	's)

Banks - 3.60%
Investment in Joint Trading Account; Barclays $	12,963		$12,962
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $13,221,992; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	9,722		9,722
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $9,916,494; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	21,605		21,605
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $22,036,654; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	10,110		10,110
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $10,312,229; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
			$54,399
TOTAL REPURCHASE AGREEMENTS			$54,399
Total Investments			$1,526,381
Liabilities in Excess of Other Assets, Net - (1.06)%			$(16,067)
TOTAL NET ASSETS - 100.00%			$1,510,314

(a) Non-Income Producing Security

See accompanying notes

Schedule of Investments
MidCap Value Fund I
October 31, 2013

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2013	Long	437	$54,637		$56,216	$1,579
Total						$1,579
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2013

COMMON STOCKS - 96.15%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.02%					Biotechnology - 0.02%
Interpublic Group of Cos Inc/The	11,035		$185		Bio-Rad Laboratories Inc (a)	931		$115
					Charles River Laboratories International Inc (a)	1,242		61

Aerospace & Defense - 1.95%								$176
Alliant Techsystems Inc	65,684		7,151		Building Materials - 0.47%
B/E Aerospace Inc (a)	287		23		Fortune Brands Home & Security Inc	944		41
Exelis Inc	8,558		141		Lennox International Inc	41,500		3,239
L-3 Communications Holdings Inc	74,898		7,524		Owens Corning Inc (a)	3,279		118
Rockwell Collins Inc	672		47		Vulcan Materials Co	3,619		194
			$14,886					$3,592

Agriculture - 2.06%					Chemicals - 2.34%
Bunge Ltd	4,057		333		Albemarle Corp	2,328		154
Lorillard Inc	151,737		7,740		Ashland Inc	2,455		227
Reynolds American Inc	150,400		7,726		Cabot Corp	2,903		135
			$15,799		CF Industries Holdings Inc	14,647		3,158
					Cytec Industries Inc	1,659		138
Airlines - 0.10%					Huntsman Corp	6,591		153
Alaska Air Group Inc	246		17
Delta Air Lines Inc	14,690		388		Rockwood Holdings Inc	129,069		8,163
					RPM International Inc	386		15
Southwest Airlines Co	20,344		350		Sigma-Aldrich Corp	306		27
			$755		Westlake Chemical Corp	53,259		5,721
Apparel - 1.41%					WR Grace & Co (a)	445		41
Deckers Outdoor Corp (a)	879		61					$17,932

Hanesbrands Inc	157,300		10,715		Coal - 0.05%
			$10,776		Consol Energy Inc	6,345		231
Automobile Manufacturers - 0.64%					Peabody Energy Corp	7,539		147
Oshkosh Corp	92,204		4,388					$378

PACCAR Inc	9,866		549		Commercial Services - 3.90%
			$4,937		Aaron's Inc	2,927		83
Automobile Parts & Equipment - 1.66%					ADT Corp/The	72,924		3,162
Delphi Automotive PLC	159,300		9,112		Apollo Group Inc (a)	4,434		118
Lear Corp	2,329		180		Booz Allen Hamilton Holding Corp	82		2
TRW Automotive Holdings Corp (a)	3,351		252		Cintas Corp	2,427		130
Visteon Corp (a)	41,500		3,199		CoreLogic Inc/United States (a)	4,405		147
			$12,743		DeVry Inc	2,763		99
					KAR Auction Services Inc	64,161		1,907
Banks - 7.65%					Leidos Holdings Inc	3,453		163
Associated Banc-Corp	7,341		119		Lender Processing Services Inc	621		21
Bank of Hawaii Corp	2,068		120		Manpowergroup Inc	115,341		9,008
BOK Financial Corp	1,108		68		McGraw Hill Financial Inc	4,677		326
Capital One Financial Corp	142,200		9,765		Quanta Services Inc (a)	4,617		139
CIT Group Inc	135,273		6,515		Rent-A-Center Inc/TX	70,900		2,428
City National Corp/CA	2,123		153		RR Donnelley & Sons Co	3,782		70
Comerica Inc	5,882		255		Science Applications International Corp	1,971		69
Commerce Bancshares Inc/MO	3,394		156		Service Corp International/US	264,109		4,757
Cullen/Frost Bankers Inc	2,364		167		Total System Services Inc	232,764		6,944
East West Bancorp Inc	61,508		2,072		Towers Watson & Co	2,063		237
Fifth Third Bancorp	1,036,078		19,717		Weight Watchers International Inc	557		18
First Citizens BancShares Inc/NC	343		73					$29,828
First Republic Bank/CA	3,239		165
Fulton Financial Corp	8,482		104		Computers - 2.85%
Huntington Bancshares Inc/OH	26,437		233		Brocade Communications Systems Inc (a)	733,483		5,882
KeyCorp	29,014		363		Computer Sciences Corp	59,246		2,919
M&T Bank Corp	50,066		5,634		DST Systems Inc	27,479		2,330
Northern Trust Corp	6,599		372		Lexmark International Inc	2,908		103
Popular Inc (a)	4,880		123		MICROS Systems Inc (a)	3,042		165
Regions Financial Corp	958,139		9,227		SanDisk Corp	35,745		2,484
Signature Bank/New York NY (a)	1,337		136		Synopsys Inc (a)	4,755		173
SunTrust Banks Inc	17,026		573		Western Digital Corp	110,857		7,719
SVB Financial Group (a)	1,260		121					$21,775
Synovus Financial Corp	644,446		2,094
Valley National Bancorp	9,063		88		Consumer Products - 0.69%
					Avery Dennison Corp	110,794		5,221
Zions Bancorporation	5,768		164		Clorox Co/The	983		88
			$58,577					$5,309
Beverages - 0.07%					Distribution & Wholesale - 0.07%
Beam Inc	4,466		300		Arrow Electronics Inc (a)	3,446		165
Constellation Brands Inc (a)	411		27
					Genuine Parts Co	387		31
Molson Coors Brewing Co	4,569		247		Ingram Micro Inc (a)	7,026		163
			$574

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Distribution & Wholesale (continued)					Entertainment (continued)
WESCO International Inc (a)	2,006		$171		Penn National Gaming Inc (a)	1,898		$111
			$530		Regal Entertainment Group	2,898		55

Diversified Financial Services - 4.95%								$9,286
Ameriprise Financial Inc	95,635		9,615		Environmental Control - 0.03%
Discover Financial Services	236,900		12,290		Republic Services Inc	7,505		251
E*Trade Financial Corp (a)	7,960		135
Federated Investors Inc	1,109		30
Invesco Ltd	14,473		488		Food - 0.15%
Legg Mason Inc	3,262		125		Campbell Soup Co	2,759		118
LPL Financial Holdings Inc	561		23		ConAgra Foods Inc	1,422		45
					Ingredion Inc	2,192		144
NYSE Euronext	6,702		295		JM Smucker Co/The	3,157		351
Raymond James Financial Inc	3,408		156
SLM Corp	571,458		14,498		Safeway Inc	7,267		254
TD Ameritrade Holding Corp	7,331		200		Tyson Foods Inc	9,159		253
			$37,855					$1,165
					Forest Products & Paper - 0.29%
Electric - 5.01%					Domtar Corp	1,447		123
AES Corp/VA	21,993		310		International Paper Co	43,023		1,919
Alliant Energy Corp	4,153		217
Ameren Corp	6,692		242		MeadWestvaco Corp	5,497		191
Calpine Corp (a)	9,494		192					$2,233
CMS Energy Corp	9,104		250		Gas - 3.59%
Consolidated Edison Inc	8,079		470		AGL Resources Inc	84,259		4,033
DTE Energy Co	94,262		6,517		Atmos Energy Corp	49,206		2,178
Edison International	11,115		545		CenterPoint Energy Inc	201,518		4,958
Entergy Corp	4,914		318		NiSource Inc	247,607		7,804
FirstEnergy Corp	11,535		437		Sempra Energy	6,718		612
Integrys Energy Group Inc	2,961		174		UGI Corp	57,926		2,397
MDU Resources Group Inc	5,208		155		Vectren Corp	156,700		5,472
National Fuel Gas Co	2,043		146					$27,454
Northeast Utilities	8,796		377
NRG Energy Inc	106,082		3,026		Hand & Machine Tools - 1.12%
NV Energy Inc	8,030		191		Kennametal Inc	3,633		167
OGE Energy Corp	6,762		250		Regal-Beloit Corp	2,046		150
Pepco Holdings Inc	6,856		132		Snap-on Inc	1,635		170
Pinnacle West Capital Corp	136,863		7,668		Stanley Black & Decker Inc	101,928		8,062
PPL Corp	21,989		674					$8,549
Public Service Enterprise Group Inc	309,262		10,360		Healthcare - Products - 1.64%
SCANA Corp	4,760		222		Alere Inc (a)	3,693		125
Westar Energy Inc	4,749		150		Boston Scientific Corp (a)	37,212		435
Wisconsin Energy Corp	8,102		341		CareFusion Corp (a)	7,382		286
Xcel Energy Inc	172,863		4,989		Cooper Cos Inc/The	568		73
			$38,353		DENTSPLY International Inc	3,379		159
Electrical Components & Equipment - 0.06%					Hill-Rom Holdings Inc	2,617		108
					Hologic Inc (a)	5,252		118
Energizer Holdings Inc	2,202		216		Hospira Inc (a)	4,564		185
Hubbell Inc	742		80		Life Technologies Corp (a)	2,069		156
Molex Inc	3,835		148
			$444		Patterson Cos Inc	269		11
					QIAGEN NV (a)	6,798		157
Electronics - 0.18%					St Jude Medical Inc	178,264		10,231
Agilent Technologies Inc	9,997		507		Techne Corp	892		78
Avnet Inc	4,513		179		Zimmer Holdings Inc	5,184		454
FLIR Systems Inc	1,955		56					$12,576
Garmin Ltd	3,382		158
Gentex Corp/MI	2,775		82		Healthcare - Services - 2.84%
Jabil Circuit Inc	6,511		136		Cigna Corp	260,498		20,053
PerkinElmer Inc	3,232		123		Community Health Systems Inc	4,009		175
Tech Data Corp (a)	1,604		84		HCA Holdings Inc	6,905		326
Vishay Intertechnology Inc (a)	5,581		68		Health Net Inc/CA (a)	3,751		114
			$1,393		Humana Inc	5,137		473
					LifePoint Hospitals Inc (a)	2,100		108
Engineering & Construction - 0.95%					Mednax Inc (a)	805		88
AECOM Technology Corp (a)	4,501		143		Quest Diagnostics Inc	5,086		305
Fluor Corp	2,066		153		Universal Health Services Inc	1,350		109
Jacobs Engineering Group Inc (a)	4,139		252					$21,751
KBR Inc	190,277		6,573
URS Corp	2,420		131		Holding Companies - Diversified - 0.03%
			$7,252		Leucadia National Corp	7,102		201

Entertainment - 1.21%
International Game Technology	485,100		9,120

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Home Builders - 0.06%					Lodging - 0.20%
DR Horton Inc	7,829		$148		Hyatt Hotels Corp (a)	2,114		$101
Lennar Corp	4,602		164		Marriott International Inc/DE	1,239		56
Toll Brothers Inc (a)	4,712		155		MGM Resorts International (a)	57,778		1,100
			$467		Starwood Hotels & Resorts Worldwide Inc	3,483		256

Home Furnishings - 0.65%								$1,513
Harman International Industries Inc	1,892		153		Machinery - Construction & Mining - 0.73%
Whirlpool Corp	33,042		4,825		Joy Global Inc	96,162		5,457
			$4,978		Terex Corp (a)	3,641		127

Housewares - 0.02%								$5,584
Newell Rubbermaid Inc	5,526		164		Machinery - Diversified - 0.39%
					AGCO Corp	3,079		180
					Babcock & Wilcox Co/The	1,582		51
Insurance - 7.74%
Alleghany Corp (a)	541		219		IDEX Corp	255		18
					Xylem Inc/NY	76,047		2,623
Allied World Assurance Co Holdings AG	39,352		4,262		Zebra Technologies Corp (a)	2,110		102
American Financial Group Inc/OH	3,054		172
American National Insurance Co	288		29					$2,974
Aon PLC	2,229		176		Media - 0.46%
Arch Capital Group Ltd (a)	3,925		227		Gannett Co Inc	93,127		2,577
Aspen Insurance Holdings Ltd	3,020		118		John Wiley & Sons Inc	2,069		104
Assurant Inc	67,688		3,959		Liberty Media Corp (a)	2,810		430
Axis Capital Holdings Ltd	65,905		3,125		Nielsen Holdings NV	5,988		236
Brown & Brown Inc	2,907		93		Starz (a)	603		18
Cincinnati Financial Corp	5,145		257		Washington Post Co/The	198		127
CNA Financial Corp	1,216		49					$3,492
Everest Re Group Ltd	61,825		9,505
Fidelity National Financial Inc	7,165		202		Metal Fabrication & Hardware - 0.02%
Genworth Financial Inc (a)	389,923		5,666		Timken Co	2,732		144
Hanover Insurance Group Inc/The	1,449		85
Hartford Financial Services Group Inc	12,687		428		Mining - 0.09%
HCC Insurance Holdings Inc	3,160		144		Alcoa Inc	33,218		308
Kemper Corp	2,197		81		Newmont Mining Corp	15,290		417
Lincoln National Corp	213,087		9,676					$725
Markel Corp (a)	444		235
Old Republic International Corp	8,391		141		Miscellaneous Manufacturing - 4.74%
PartnerRe Ltd	1,863		187		AO Smith Corp	2,012		104
ProAssurance Corp	2,808		127		Aptargroup Inc	908		58
Progressive Corp/The	5,354		139		Carlisle Cos Inc	1,909		139
Protective Life Corp	3,619		167		Crane Co	88,170		5,599
Reinsurance Group of America Inc	2,282		162		Donaldson Co Inc	520		21
RenaissanceRe Holdings Ltd	1,401		131		Dover Corp	1,432		132
StanCorp Financial Group Inc	35,709		2,103		Eaton Corp PLC	135,900		9,589
Torchmark Corp	2,911		212		Ingersoll-Rand PLC	2,724		184
Unum Group	8,403		267		Leggett & Platt Inc	4,449		132
Validus Holdings Ltd	49,669		1,961		Parker Hannifin Corp	4,886		570
Willis Group Holdings PLC	190,200		8,572		Pentair Ltd	131,435		8,818
WR Berkley Corp	3,413		150		SPX Corp	93,800		8,509
XL Group PLC	201,888		6,172		Textron Inc	7,712		222
			$59,199		Trinity Industries Inc	43,902		2,222
								$36,299
Internet - 0.34%
AOL Inc	3,523		128		Office & Business Equipment - 0.07%
Liberty Interactive Corp (a)	15,552		419		Pitney Bowes Inc	5,187		111
Symantec Corp	90,461		2,057		Xerox Corp	40,436		402
			$2,604					$513

Investment Companies - 0.02%					Oil & Gas - 7.24%
Ares Capital Corp	7,096		123		Atwood Oceanics Inc (a)	2,121		113
					Chesapeake Energy Corp	18,156		508
					Cimarex Energy Co	97,006		10,219
Iron & Steel - 0.12%					Denbury Resources Inc (a)	147,681		2,805
Cliffs Natural Resources Inc	6,813		175		Diamond Offshore Drilling Inc	2,155		133
Nucor Corp	8,944		463		Energen Corp	2,260		177
Reliance Steel & Aluminum Co	2,564		188		EQT Corp	604		52
Steel Dynamics Inc	6,846		123		Helmerich & Payne Inc	90,669		7,031
			$949		HollyFrontier Corp	6,357		293
Leisure Products & Services - 1.29%					Murphy Oil Corp	186,578		11,255
					Murphy USA Inc (a)	128,069		5,197
Royal Caribbean Cruises Ltd	234,705		9,867
					Nabors Industries Ltd	9,222		161
					Noble Energy Inc	71,359		5,347
					Patterson-UTI Energy Inc	6,681		162

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Oil & Gas (continued)					REITS (continued)
Pioneer Natural Resources Co	996		$204		General Growth Properties Inc	16,399		$348
QEP Resources Inc	5,050		167		HCP Inc	14,604		606
Rowan Cos PLC (a)	3,887		140		Health Care REIT Inc	9,144		593
Seadrill Ltd	131,600		6,135		Healthcare Trust of America Inc	5,068		59
Tesoro Corp	4,251		208		Home Properties Inc	2,623		158
Unit Corp (a)	2,263		116		Hospitality Properties Trust	4,635		136
Whiting Petroleum Corp (a)	72,593		4,856		Host Hotels & Resorts Inc	24,032		446
WPX Energy Inc (a)	5,522		122		Kilroy Realty Corp	2,436		130
			$55,401		Kimco Realty Corp	13,559		291
					Liberty Property Trust	4,373		163
Oil & Gas Services - 0.07%					Macerich Co/The	4,436		263
Cameron International Corp (a)	2,567		141
MRC Global Inc (a)	2,156		60		Mid-America Apartment Communities Inc	2,398		159
Oil States International Inc (a)	1,720		187		National Retail Properties Inc	3,805		131
					Piedmont Office Realty Trust Inc	7,626		141
RPC Inc	329		6		Post Properties Inc	2,479		113
Superior Energy Services Inc (a)	4,994		134
					Prologis Inc	13,876		554
			$528		Realty Income Corp	6,509		271
Packaging & Containers - 0.07%					Regency Centers Corp	2,456		127
Bemis Co Inc	2,663		106		Retail Properties of America Inc	201,392		2,882
Crown Holdings Inc (a)	962		42		Senior Housing Properties Trust	5,693		140
Greif Inc	1,165		63		SL Green Realty Corp	2,942		278
Owens-Illinois Inc (a)	3,082		98		Spirit Realty Capital Inc	491,575		5,142
Rock Tenn Co	917		98		Starwood Property Trust Inc	5,609		144
Sonoco Products Co	3,393		138		Taubman Centers Inc	2,404		158
			$545		UDR Inc	6,985		173
					Ventas Inc	5,194		339
Pharmaceuticals - 4.95%					Vornado Realty Trust	4,842		431
Cardinal Health Inc	290,547		17,044		Weingarten Realty Investors	5,622		178
Forest Laboratories Inc (a)	7,355		346					$35,507
Mylan Inc/PA (a)	81,000		3,067
Omnicare Inc	313,215		17,273		Retail - 3.53%
VCA Antech Inc (a)	4,027		115		Abercrombie & Fitch Co	3,145		118
					Ascena Retail Group Inc (a)	5,037		100
			$37,845
					Best Buy Co Inc	69,442		2,972
Pipelines - 0.48%					Big Lots Inc (a)	1,946		71
ONEOK Inc	65,200		3,684		Chico's FAS Inc	473		8
					CST Brands Inc	2,623		85
Private Equity - 0.02%					Dillard's Inc	402		33
American Capital Ltd (a)	8,436		118		Foot Locker Inc	4,123		143
					GameStop Corp	3,797		208
					Gap Inc/The	55,370		2,048
Real Estate - 0.66%					Guess? Inc	2,697		84
Howard Hughes Corp/The (a)	25,089		2,937		Kohl's Corp	7,092		403
Jones Lang LaSalle Inc	2,083		198		L Brands Inc	136,500		8,546
WP Carey Inc	28,300		1,885		Macy's Inc	15,008		692
			$5,020		Rite Aid Corp (a)	655,000		3,491
REITS - 4.64%					Signet Jewelers Ltd	2,443		182
Alexandria Real Estate Equities Inc	2,369		156		Staples Inc	21,780		351
American Campus Communities Inc	4,833		167		Wendy's Co/The	853,000		7,413
American Capital Agency Corp	10,935		238		World Fuel Services Corp	2,679		102
Annaly Capital Management Inc	26,131		308					$27,050
Apartment Investment & Management Co	2,993		84		Savings & Loans - 2.96%
AvalonBay Communities Inc	4,157		520		First Niagara Financial Group Inc	564,208		6,224
BioMed Realty Trust Inc	88,199		1,757		Hudson City Bancorp Inc	14,575		131
Boston Properties Inc	4,412		457		New York Community Bancorp Inc	557,095		9,030
Brandywine Realty Trust	6,673		95		People's United Financial Inc	496,694		7,167
BRE Properties Inc	2,602		142		Washington Federal Inc	4,738		108
Camden Property Trust	60,738		3,900					$22,660
CBL & Associates Properties Inc	4,993		99
Chimera Investment Corp	46,744		142		Semiconductors - 1.21%
CommonWealth REIT	5,357		131		Altera Corp	5,820		196
Corporate Office Properties Trust	4,054		100		Analog Devices Inc	4,829		238
Corrections Corp of America	1,920		71		Applied Materials Inc	11,236		201
DDR Corp	105,521		1,788		Fairchild Semiconductor International Inc (a)	6,009		76
Douglas Emmett Inc	71,000		1,770		First Solar Inc (a)	3,202		161
Duke Realty Corp	8,957		148		KLA-Tencor Corp	5,462		358
Equity Lifestyle Properties Inc	1,044		40		Lam Research Corp (a)	4,135		224
Essex Property Trust Inc	1,226		197		LSI Corp	22,942		194
Extra Space Storage Inc	185,646		8,538		Marvell Technology Group Ltd	10,884		131
Federal Realty Investment Trust	1,017		105		Microchip Technology Inc	149,200		6,410
					Micron Technology Inc (a)	28,413		502

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000		's)	REPURCHASE AGREEMENTS	Maturity

Semiconductors (continued)					(continued)	Amount (000's)	Value (000	's)
NVIDIA Corp	19,031		$289		Banks (continued)
ON Semiconductor Corp (a)	1,026		7		Investment in Joint Trading Account; Deutsche $ 10,843			$10,843
Rovi Corp (a)	4,154		70		Bank Repurchase Agreement; 0.11% dated
Skyworks Solutions Inc (a)	1,491		38		10/31/2013 maturing 11/01/2013
Teradyne Inc (a)	8,672		152		(collateralized by US Government
			$9,247		Securities; $11,059,833; 0.00% - 5.50%;
					dated 12/27/13 - 07/15/36)
Software - 3.12%					Investment in Joint Trading Account; Merrill	5,075		5,075
Activision Blizzard Inc	528,230		8,790		Lynch Repurchase Agreement; 0.09%
Autodesk Inc (a)	2,102		84
					dated 10/31/2013 maturing 11/01/2013
CA Inc	450,092		14,294		(collateralized by US Government
Dun & Bradstreet Corp/The	135		15		Securities; $5,175,538; 0.00% - 7.13%;
Electronic Arts Inc (a)	3,194		84
					dated 03/15/14 - 01/15/48)
Fidelity National Information Services Inc	8,168		398					$27,302
Nuance Communications Inc (a)	7,210		112
Paychex Inc	1,479		63		TOTAL REPURCHASE AGREEMENTS			$27,302
			$23,840		Total Investments			$763,153
					Other Assets in Excess of Liabilities, Net - 0.28%			$2,109
Telecommunications - 0.18%					TOTAL NET ASSETS - 100.00%			$765,262
Amdocs Ltd	4,978		191
EchoStar Corp (a)	1,844		88
Frontier Communications Corp	30,579		135		(a) Non-Income Producing Security
Harris Corp	2,980		185
Intelsat SA (a)	956		20
Juniper Networks Inc (a)	11,381		212
Level 3 Communications Inc (a)	4,888		149		Portfolio Summary (unaudited)
Polycom Inc (a)	7,531		78		Sector			Percent
					Financial			32.21%
Telephone & Data Systems Inc	4,348		136		Consumer, Non-cyclical			16.33%
T-Mobile US Inc (a)	5,280		146
					Consumer, Cyclical			12.04%
US Cellular Corp	589		29		Industrial			11.55%
Windstream Holdings Inc	1,484		13		Utilities			8.64%
			$1,382		Energy			7 .84%
Textiles - 1.18%					Technology			7 .24%
Mohawk Industries Inc (a)	68,488		9,069		Basic Materials			2 .84%
					Communications			1.00%
					Diversified			0 .03%
Toys, Games & Hobbies - 0.01%					Other Assets in Excess of Liabilities, Net			0 .28%
Hasbro Inc	777		40		TOTAL NET ASSETS			100.00%

Transportation - 0.62%
Golar LNG Ltd	115,400		4,285
Kirby Corp (a)	1,054		93
Ryder System Inc	2,361		156
Teekay Corp	1,792		78
Tidewater Inc	2,164		130
			$4,742

Trucking & Leasing - 0.23%
AMERCO	8,750		1,767

Water - 0.04%
American Water Works Co Inc	6,294		270
Aqua America Inc	1,029		26
			$296
TOTAL COMMON STOCKS			$735,851
	Maturity
REPURCHASE AGREEMENTS - 3.57%	Amount (000's)	Value	(000	's)

Banks - 3.57%
Investment in Joint Trading Account; Barclays $ 6,506			$6,505
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $6,635,901; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	4,879		4,879
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $4,976,925; 0.00%; dated
08/15/16 - 08/15/37)

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2013

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2013	Long	262	$32,781		$33,704	$923
Total						$923
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments Money Market Fund October 31, 2013

	INVESTMENT COMPANIES - 4.53%	Shares Held	Value	(000	's)		Principal

	Publicly Traded Investment Fund - 4.53%					BONDS (continued)	Amount (000's)	Value	(000	's)
	DWS Money Market Series	25,350,000		$25,350		Other Asset Backed Securities - 2.84%
	STIT - Liquid Assets Portfolio	26,100,000		26,100		CNH Equipment Trust 2013-A
				$51,450		0.23%, 03/15/2014(a)	$2,698		$2,698
	TOTAL INVESTMENT COMPANIES			$51,450		GE Equipment Midticket LLC Series 2013-1
		Principal				0.23%, 09/22/2014(a)	5,349		5,349
BONDS	- 13.86%	Amount (000's)	Value	(000	's)	GE Equipment Small Ticket LLC Series 2013-
						1
	Automobile Asset Backed Securities - 5.10%					0.23%, 08/25/2014(a),(b)	4,953		4,953
	Ally Auto Receivables Trust 2013-SN1					GE Equipment Transportation LLC
	0.24%, 06/20/2014(a)	$994		$994		0.26%, 10/24/2014(a)	7,100		7,100
	AmeriCredit Automobile Receivables Trust					Great America Leasing Receivables
	2013-2					0.24%, 02/18/2014(a),(b)	385		385
	0.25%, 04/08/2014(a)	173		173
						John Deere Owner Trust 2013-B
	ARI Fleet Lease Trust 2013-A					0.25%, 09/26/2014(a)	6,899		6,899
	0.26%, 04/15/2014(a),(b)	1,808		1,808
						MMAF Equipment Finance LLC 2013-A
	BMW Vehicle Owner Trust					0.28%, 09/05/2014(a),(b)	3,257		3,257
	0.23%, 10/27/2014(a),(c)	4,500		4,500
						Volvo Financial Equipment LLC Series 2013-
	CarMax Auto Owner Trust 2013-3					1
	0.23%, 08/15/2014(a)	3,659		3,659		0.26%, 04/15/2014(a),(b)	1,678		1,678
	Chrysler Capital Auto Receivables Trust								$32,319
	0.29%, 11/17/2014(a),(b)	6,300		6,300
						TOTAL BONDS			$157,505
	Enterprise Fleet Financing LLC
	0.29%, 08/20/2014(a),(b)	3,573		3,573			Principal
	Ford Credit Auto Lease Trust					MUNICIPAL BONDS - 6.34%	Amount (000's)	Value	(000	's)
	0.26%, 11/15/2014(b)	4,450		4,450		California - 0.44%
	Honda Auto Receivables 2013-2 Owner Trust					California Statewide Communities
	0.24%, 05/16/2014(a)	1,584		1,584		Development Authority (credit support from
	M&T Bank Auto Receivables Trust 2013-1					Fannie Mae)
	0.25%, 09/15/2014(a),(b)	4,531		4,531		0.13%, 11/07/2013	$100		$100
	Mercedes-Benz Auto Lease Trust 2013-A					Kern Water Bank Authority (credit support
	0.27%, 05/15/2014(a)	3,036		3,036		from Wells Fargo)
	Mercedes-Benz Auto Receivables Trust 2013-					0.18%, 11/07/2013	4,900		4,900
	1								$5,000
	0.22%, 08/15/2014(a)	2,455		2,455
	Nissan Auto Lease 2013-A					Colorado - 1.37%
	0.23%, 06/16/2014(a)	2,636		2,637		City of Colorado Springs CO Utilities System
	Nissan Auto Receivables 2013-B Owner					Revenue (credit support from Bank of
	Trust					America)
	0.21%, 08/15/2014(a)	1,703		1,703		0.18%, 11/07/2013	6,100		6,100
	Porsche Innovative Lease Owner Trust					Colorado Housing & Finance
	0.23%, 11/24/2014(b),(c)	7,200		7,200		Authority (credit support from Federal Home
	Volkswagen Auto Lease Trust 2013-A					Loan Bank)
						0.13%, 11/07/2013(a)	8,025		8,025
	0.23%, 08/15/2014(a)	3,473		3,473
	World Omni Auto Receivables Trust					County of Kit Carson CO (credit support from
	0.24%, 11/17/2014(a)	5,900		5,900		Wells Fargo)
				$57,976		0.12%, 11/07/2013	1,390		1,390
									$15,515
Banks	- 1.34%
	JP Morgan Chase Bank NA					Georgia - 0.14%
	0.37%, 11/21/2014(a)	8,000		8,000		Savannah College of Art & Design Inc (credit
	Wells Fargo Bank NA					support from Bank of America)
	0.35%, 11/21/2014(a)	7,200		7,200		0.15%, 11/07/2013	1,600		1,600
				$15,200
						Illinois - 1.74%
	Diversified Financial Services - 2.25%					City of Chicago IL Midway Airport
	Corporate Finance Managers Inc					Revenue (credit support from JP Morgan
	0.18%, 11/07/2013	10,595		10,595		Chase Bank)
	MetLife Inc					0.12%, 11/07/2013(a)	6,300		6,300
	0.36%, 08/15/2014(a),(d)	15,000		15,000
						Memorial Health System/IL (credit support
				$25,595		from JP Morgan Chase & Co)
	Healthcare - Services - 0.92%					0.12%, 11/07/2013	13,535		13,535
	Portland Clinic LLP/The								$19,835

	0.14%, 11/07/2013	10,415		10,415		Indiana - 0.28%
						Ball State University Foundation Inc (credit
	Insurance - 1.41%					support from US Bank)
	New York Life Global					0.15%, 11/01/2013	3,150		3,150
	0.26%, 07/25/2014(a),(d)	16,000		16,000

See accompanying notes

Schedule of Investments Money Market Fund October 31, 2013

	Principal					Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value	(000	's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value	(000	's)

Iowa - 0.29%					Banks (continued)
Iowa Finance Authority (credit support from					Credit Suisse/New York NY
GNMA/FNMA/FHLMC)					0.19%, 01/28/2014	$7,000		$6,997
0.13%, 11/07/2013(a)	$3,300		$3,300		DBS Bank Ltd
					0.17%, 12/10/2013(b),(e)	9,000		8,998
					0.23%, 02/12/2014(b),(e)	4,000		3,997
Maryland - 0.40%					0.23%, 02/14/2014(b),(e)	8,000		7,995
City of Baltimore MD (credit support from					DNB Bank ASA
State Street Bank & Trust)					0.20%, 12/09/2013(b),(e)	10,000		9,998
0.11%, 11/07/2013	4,600		4,600		0.20%, 12/23/2013(b),(e)	9,000		8,997
					HSBC USA Inc
Minnesota - 0.18%					0.23%, 02/10/2014	9,000		8,994
City of St Paul MN (credit support from US					KFW (credit support from Republic of
Bank)					Germany)
0.18%, 11/07/2013	2,100		2,100		0.13%, 11/21/2013(b),(e)	8,300		8,299
					Manhattan Asset Funding Co LLC
					0.17%, 11/29/2013(b)	7,000		6,999
New Mexico - 0.29%					0.18%, 01/13/2014(b)	8,000		7,997
City of Las Cruces NM (credit support from					0.18%, 01/21/2014(b)	5,900		5,898
Wells Fargo)					0.18%, 01/22/2014(b)	6,000		5,998
0.18%, 11/07/2013	3,300		3,300		Mitsubishi UFJ Trust & Banking Corp/NY
					0.20%, 11/13/2013(b)	7,100		7,100
New York - 0.47%					Mizuho Funding LLC (credit support from
Housing Development Corp/NY (credit					Mizuho Corp Bank Ltd)
support from Landesbank Hessen Thueringen)					0.18%, 11/26/2013(b)	7,000		6,999
0.13%, 11/07/2013	5,300		5,300		0.21%, 11/21/2013(b)	9,000		8,999
					Nordea Bank AB
					0.24%, 01/06/2014(b),(e)	7,000		6,997
Oklahoma - 0.35%					Oversea-Chinese Banking Corp Ltd
Oklahoma University Hospital (credit support					0.18%, 11/19/2013(e)	10,000		9,999
from Bank of America)					0.18%, 01/03/2014(e)	3,400		3,399
0.19%, 11/07/2013	4,000		4,000		0.23%, 11/04/2013(e)	7,000		7,000
					Skandinaviska Enskilda Banken AB
Rhode Island - 0.33%					0.18%, 11/13/2013(b),(e)	6,000		6,000
Rhode Island Student Loan Authority (credit					0.18%, 12/05/2013(b),(e)	9,000		8,999
support from State Street Bank & Trust)					0.22%, 12/30/2013(b),(e)	8,000		7,997
0.14%, 11/07/2013	3,700		3,700		Societe Generale North America Inc (credit
					support from Societe Generale)
					0.11%, 11/07/2013	4,000		4,000
Washington - 0.06%					0.19%, 11/12/2013	7,000		7,000
Washington State Housing Finance
					Standard Chartered Bank/New York
Commission (credit support from Fannie Mae)					0.17%, 11/25/2013 (b)	5,500		5,499
0.13%, 11/07/2013	525		525		0.18%, 11/19/2013(b)	7,800		7,799
0.14%, 11/07/2013	135		135		0.20%, 11/06/2013(b)	7,300		7,300
Washington State Housing Finance
					Sumitomo Mitsui Banking Corp
Commission (credit support from US Bank)					0.20%, 01/22/2014 (b),(e)	5,500		5,497
0.17%, 11/07/2013	5		5		0.21%, 12/09/2013(b),(e)	8,000		7,998
			$665		0.23%, 11/04/2013(b),(e)	8,000		8,000
TOTAL MUNICIPAL BONDS			$72,065		0.23%, 11/08/2013(b),(e)	7,000		7,000
	Principal				Union Bank NA
COMMERCIAL PAPER - 67.47%	Amount (000's)	Value	(000	's)	0.04%, 11/08/2013	8,000		8,000
Agriculture - 0.76%					0.14%, 11/05/2013	9,700		9,700
Philip Morris International Inc					0.22%, 12/23/2013	6,000		5,998
0.17%, 12/31/2013(b)	$8,600		$8,598		UOB Funding LLC (credit support from
					United Overseas Bank Ltd)
					0.16%, 12/31/2013	7,000		6,998
Automobile Manufacturers - 1.30%								$284,938
Toyota Motor Credit Corp
0.23%, 12/10/2013	8,000		7,998		Beverages - 0.70%
0.26%, 01/14/2014	6,800		6,796		Anheuser-Busch InBev Worldwide Inc (credit
			$14,794		support from Anheuser-Busch InBev SA/NV
					Anheuser-Busch Companies, Inc., BrandBrew
Banks - 25.07%					S.A., Cobrew NV/SA)
Bank of Tokyo-Mitsubishi UFJ Ltd/New York					0.19%, 12/20/2013(b)	8,000		7,998
NY
0.18%, 12/16/2013	7,500		7,498
0.19%, 01/24/2014	6,000		5,997		Commercial Services - 0.70%
0.21%, 12/02/2013	8,000		7,999		Catholic Health Initiatives
Commonwealth Bank of Australia					0.16%, 11/18/2013	8,000		7,999
0.20%, 11/20/2013(b),(e)	8,000		7,999

See accompanying notes

Schedule of Investments Money Market Fund October 31, 2013

	Principal				Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000 's)		COMMERCIAL PAPER (continued)	Amount (000's)	Value	(000	's)

Computers - 0.70%				Electric - 4.42%
International Business Machines Corp				GDF Suez
0.17%, 12/26/2013(b)	$8,000	$7,998		0.19%, 11/22/2013(b)	$6,000		$5,999
				0.21%, 11/08/2013(b)	6,000		6,000
				0.21%, 11/27/2013(b)	7,500		7,499
Diversified Financial Services - 24.83%				0.21%, 12/11/2013(b)	8,100		8,098
Alpine Securitization Corp
0.14%, 12/05/2013(b)	7,800	7,799		Oglethorpe Power Corp
				0.16%, 11/05/2013(b)	6,606		6,606
0.15%, 11/13/2013(b)	6,000	6,000
				0.18%, 11/07/2013(b)	8,000		8,000
0.17%, 01/08/2014(b)	8,000	7,997
				Southern Co Funding Corp
AXA Financial Inc (credit support from AXA				0.15%, 11/26/2013(b)	8,000		7,999
SA)
0.29%, 01/06/2014(b)	5,000	4,997					$50,201
BNP Paribas Finance Inc (credit support from				Insurance - 2.20%
BNP Paribas)				MetLife Funding Inc (credit support from
0.19%, 12/06/2013	9,000	8,998		MetLife Insurance Co.)
0.20%, 11/04/2013	5,950	5,950		0.16%, 12/17/2013	8,000		7,998
CAFCO LLC				Prudential PLC
0.17%, 12/03/2013(b)	2,000	2,000		0.20%, 11/07/2013(b)	8,000		8,000
Collateralized Commercial Paper II Co LLC				0.20%, 11/22/2013(b)	3,000		3,000
0.22%, 11/01/2013(b)	6,300	6,300		0.22%, 01/08/2014(b)	6,000		5,997
0.24%, 03/03/2014(b)	3,500	3,497					$24,995
0.24%, 03/06/2014(b)	9,000	8,992
0.27%, 03/11/2014(b)	8,000	7,992		Machinery - Diversified - 0.68%
CRC Funding LLC				John Deere Bank SA (credit support from
0.15%, 11/01/2013(b)	7,000	7,000		John Deere Capital Corp)
0.18%, 12/04/2013(b)	7,000	6,999		0.20%, 11/22/2013(b)	7,700		7,699
Dealer Capital Access Trust Inc
0.26%, 11/01/2013	4,000	4,000		Miscellaneous Manufacturing - 0.79%
0.30%, 11/20/2013	8,000	7,999		Dover Corp
0.31%, 11/15/2013	8,000	7,999		0.07%, 11/01/2013(b)	9,000		9,000
0.32%, 11/05/2013	8,000	8,000
Fairway Finance LLC
0.14%, 12/13/2013(b)	6,300	6,299		Pharmaceuticals - 0.70%
0.17%, 01/27/2014(b)	8,000	7,997		Sanofi
0.19%, 02/03/2014(b)	6,000	5,997		0.09%, 12/30/2013(b)	8,000		7,999
FCAR Owner Trust
0.19%, 02/04/2014	7,800	7,796		Retail - 0.66%
Gotham Funding Corp				Wal-Mart Stores Inc
0.16%, 12/19/2013(b)	8,200	8,198		0.17%, 12/12/2013(b)	7,500		7,498
0.16%, 01/02/2014(b)	8,300	8,298
0.17%, 12/16/2013(b)	6,450	6,449
ING US Funding LLC (credit support from				Supranational Bank - 1.41%
ING Bank)				Corp Andina de Fomento
0.18%, 12/16/2013	8,000	7,998		0.15%, 11/06/2013(b)	5,000		5,000
John Deere Capital Corp				0.18%, 11/18/2013(b)	8,000		7,999
0.20%, 12/12/2013 (b)	6,500	6,498		0.25%, 01/06/2014(b)	3,000		2,999
Liberty Street Funding LLC							$15,998
0.15%, 11/12/2013(b)	6,160	6,160
0.18%, 11/01/2013(b)	7,200	7,200		Telecommunications - 2.55%
				Telstra Corp Ltd
Market Street Funding LLC				0.12%, 12/03/2013(b)	6,500		6,499
0.11%, 11/01/2013(b)	7,200	7,200		0.15%, 11/06/2013(b)	8,000		8,000
Nieuw Amsterdam Receivables Corp				0.15%, 11/14/2013(b)	8,000		7,999
0.15%, 11/14/2013(b)	7,000	7,000		0.16%, 12/11/2013(b)	6,500		6,499
0.17%, 11/06/2013(b)	13,000	13,000
0.17%, 11/12/2013(b)	7,100	7,100					$28,997
				TOTAL COMMERCIAL PAPER			$766,903
PACCAR Financial Corp (credit support from					Principal
PACCAR Inc)
0.20%, 01/15/2014	7,500	7,497		CERTIFICATE OF DEPOSIT - 1.78%	Amount (000's)	Value	(000	's)
Regency Markets No. 1 LLC			Banks	- 1.78%
0.15%, 11/18/2013(b)	6,700	6,699		Bank of America NA
0.20%, 11/15/2013(b)	6,800	6,799		0.23%, 01/16/2014	7,900		7,900
Sheffield Receivables Corp				0.24%, 12/13/2013	6,500		6,500
0.19%, 01/17/2014(b)	5,000	4,998		Bank of Nova Scotia/Houston
0.22%, 12/16/2013(b)	6,500	6,498		0.37%, 11/10/2014(a),(e)	5,800		5,800
0.22%, 01/07/2014(b)	8,000	7,997					$20,200
0.22%, 01/23/2014(b)	8,000	7,996		TOTAL CERTIFICATE OF DEPOSIT			$20,200
Thunder Bay Funding LLC
0.17%, 12/27/2013(b)	8,000	7,998
		$282,191

See accompanying notes

		Schedule of Investments
		Money Market Fund
		October 31, 2013

	Maturity
REPURCHASE AGREEMENTS - 7.19% Amount (000's)		Value (000	's)

Banks - 7.19%
Deutsche Bank Repurchase Agreement; 0.11% $	53,775	$53,775
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $54,850,500; 0.00% - 6.75%;
dated 12/18/13 - 12/27/32)
Goldman Sachs Repurchase Agreement;	28,000	28,000
0.09% dated 10/31/2013 maturing
11/01/2013 (collateralized by US
Government Securities; $28,560,000;
0.00% - 0.42%; dated 01/16/14 - 06/19/15)
		$81,775
TOTAL REPURCHASE AGREEMENTS		$81,775
Total Investments		$1,149,898
Liabilities in Excess of Other Assets, Net - (1.17)%		$(13,315)
TOTAL NET ASSETS - 100.00%		$1,136,583

(a)	Variable Rate. Rate shown is in effect at October 31, 2013.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $608,431 or 53.53% of net assets.
(c)	Security purchased on a when-issued basis.
(d)	Security is Illiquid
(e)	Security issued by foreign bank and denominated in USD.

Portfolio Summary (unaudited)

Sector	Percent
Financial	66.07%
Asset Backed Securities	7 .94%
Insured	6.34%
Exchange Traded Funds	4.53%
Utilities	4.42%
Consumer, Non-cyclical	3.78%
Communications	2.55%
Consumer, Cyclical	1.96%
Industrial	1 .47%
Government	1 .41%
Technology	0 .70%
Liabilities in Excess of Other Assets, Net	(1.17)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments Overseas Fund October 31, 2013

COMMON STOCKS - 95.73%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 1.23%					Banks (continued)
BAE Systems PLC	155,856		$1,137		Credit Suisse Group AG (a)	658,537		$20,486
Embraer SA ADR	503,600		14,801		Danske Bank A/S (a)	806,795		18,851
Rolls-Royce Holdings PLC (a)	639,824		11,798		DBS Group Holdings Ltd	79,989		1,078
Thales SA	6,108		374		Deutsche Bank AG	42,477		2,053
			$28,110		DNB ASA	1,374,603		24,367
					Erste Group Bank AG	554,600		19,472
Agriculture - 3.50%					Fukuoka Financial Group Inc	52,000		235
British American Tobacco PLC	490,981		27,089		Hachijuni Bank Ltd/The	28,000		173
Golden Agri-Resources Ltd	480,000		232		Hang Seng Bank Ltd	37,700		628
Imperial Tobacco Group PLC	723,931		27,028		HSBC Holdings PLC	884,890		9,700
KT&G Corp	222,132		16,218		HSBC Holdings PLC	2,237,766		24,469
Philip Morris International Inc	104,100		9,277		Intesa Sanpaolo SpA	547,252		1,358
			$79,844		Iyo Bank Ltd/The	17,000		177
Airlines - 1.17%					KBC Groep NV	96,711		5,269
ANA Holdings Inc	75,000		156		Lloyds Banking Group PLC (a)	19,323,864		23,900
International Consolidated Airlines Group SA	2,885,805		16,098		Mitsubishi UFJ Financial Group Inc	584,400		3,722
(a)					Mizuho Financial Group Inc	1,042,600		2,188
Japan Airlines Co Ltd	3,900		228		National Australia Bank Ltd	107,338		3,587
Ryanair Holdings PLC ADR	203,700		10,228		Natixis	62,118		335
			$26,710		Nishi-Nippon City Bank Ltd/The	44,000		119
					Nordea Bank AB	134,121		1,716
Apparel - 0.52%					Oversea-Chinese Banking Corp Ltd	59,000		494
Yue Yuen Industrial Holdings Ltd	4,366,000		11,989		Resona Holdings Inc	88,100		458
					Shinsei Bank Ltd	37,000		87
Automobile Manufacturers - 4.45%					Shizuoka Bank Ltd/The	35,000		394
Bayerische Motoren Werke AG	15,440		1,747		Skandinaviska Enskilda Banken AB	1,613,710		19,518
Daihatsu Motor Co Ltd	12,000		233		Societe Generale SA	32,820		1,854
Daimler AG	670,063		54,862		Sumitomo Mitsui Financial Group Inc	328,000		15,854
Fiat SpA (a)	19,861		156		Sumitomo Mitsui Trust Holdings Inc	145,070		716
Honda Motor Co Ltd	38,900		1,553		Svenska Handelsbanken AB	23,748		1,074
Isuzu Motors Ltd	77,000		480		Swedbank AB	42,423		1,104
					UBS AG (a)	1,359,221		26,305
Nissan Motor Co Ltd	101,500		1,019
Peugeot SA (a)	220,308		2,898		United Overseas Bank Ltd	1,125,272		18,845
Renault SA	8,964		782		Westpac Banking Corp	142,186		4,616
Suzuki Motor Corp	16,700		420		Yamaguchi Financial Group Inc	14,000		132
Tata Motors Ltd ADR	241,500		7,564					$377,793
Toyota Motor Corp	454,100		29,443		Beverages - 0.02%
Volkswagen AG	1,905		466		Asahi Group Holdings Ltd	18,100		490
			$101,623		Coca-Cola West Co Ltd	3,900		79
Automobile Parts & Equipment - 0.51%								$569
Aisin Seiki Co Ltd	8,300		337		Building Materials - 0.97%
Cie Generale des Etablissements Michelin	4,842		505		Asahi Glass Co Ltd	67,000		414
Hankook Tire Co Ltd	149,500		8,770		Cie de St-Gobain	19,192		1,008
JTEKT Corp	6,600		85		CRH PLC	767,050		18,705
Koito Manufacturing Co Ltd	2,000		36		CRH PLC	29,764		724
NGK Insulators Ltd	17,000		286		Fletcher Building Ltd	15,799		130
NGK Spark Plug Co Ltd	7,000		160		HeidelbergCement AG	5,739		452
NHK Spring Co Ltd	3,600		38		Imerys SA	2,262		182
NOK Corp	4,000		62		LIXIL Group Corp	6,100		143
Stanley Electric Co Ltd	9,500		221		Taiheiyo Cement Corp	76,000		322
Sumitomo Electric Industries Ltd	34,900		523					$22,080
Toyoda Gosei Co Ltd	4,300		107
Toyota Industries Corp	10,900		481		Chemicals - 5.14%
			$11,611		Air Water Inc	10,000		143
					Akzo Nobel NV	569,050		41,310
Banks - 16.56%					Arkema SA	2,045		232
Australia & New Zealand Banking Group Ltd	125,704		4,023		Asahi Kasei Corp	55,000		419
Banco Bilbao Vizcaya Argentaria SA	995,732		11,637		BASF SE	47,096		4,889
Banco Santander SA	3,020,342		26,776		Daicel Corp	19,000		160
Bank Hapoalim BM	23,861		128		Dongyue Group	12,341,500		5,825
Bank of East Asia Ltd	83,414		361		Givaudan SA (a)	11,975		16,983
Bank of Yokohama Ltd/The	76,000		419		Hitachi Chemical Co Ltd	6,700		103
Banque Cantonale Vaudoise	196		109		Incitec Pivot Ltd	105,152		264
Barclays PLC	10,807,544		45,473		Israel Chemicals Ltd	10,065		83
BNP Paribas SA	382,258		28,201		JSR Corp	11,600		221
BOC Hong Kong Holdings Ltd	175,300		572		K+S AG	11,557		294
Chugoku Bank Ltd/The	10,200		147		Kaneka Corp	18,000		114
Commerzbank AG (a)	39,506		505
					Koninklijke DSM NV	6,293		477
Commonwealth Bank of Australia	49,162		3,540		Kuraray Co Ltd	23,100		271
Credit Agricole SA (a)	47,272		568
					Linde AG	63,132		11,984

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Chemicals (continued)					Electric (continued)
Lonza Group AG (a)	159,530		$14,240		Red Electrica Corp SA	6,986		$435
Mitsubishi Chemical Holdings Corp	90,500		424		RWE AG	22,906		844
Mitsubishi Gas Chemical Co Inc	9,000		73		SP AusNet	112,032		132
Mitsui Chemicals Inc	53,000		141		SSE PLC	39,931		906
Shin-Etsu Chemical Co Ltd	310,500		17,556		Tokyo Electric Power Co Inc (a)	94,000		502
Sumitomo Chemical Co Ltd	96,000		352		Verbund AG	4,414		103
Teijin Ltd	39,000		88					$21,474
Ube Industries Ltd/Japan	69,000		143
Yara International ASA	11,926		514		Electrical Components & Equipment - 2.23%
			$117,303		Brother Industries Ltd	15,300		174
					Casio Computer Co Ltd	14,500		139
Commercial Services - 0.12%					Hitachi Ltd	1,949,000		13,633
Abertis Infraestructuras SA	23,894		512		Legrand SA	362,473		20,587
Adecco SA (a)	6,383		471		Mabuchi Motor Co Ltd	308,200		16,386
Atlantia SpA	21,364		468					$50,919
Dai Nippon Printing Co Ltd	37,000		389
Randstad Holding NV	8,080		498		Electronics - 0.27%
Securitas AB	20,345		232		Hoya Corp	18,100		434
Toppan Printing Co Ltd	37,000		292		Ibiden Co Ltd	7,300		127
			$2,862		Koninklijke Philips NV	46,115		1,630
					Kyocera Corp	13,200		685
Computers - 0.06%					Nippon Electric Glass Co Ltd	25,000		129
Cap Gemini SA	9,342		613		Toshiba Corp	164,000		697
Fujitsu Ltd	61,000		262		Yokogawa Electric Corp	185,100		2,419
Itochu Techno-Solutions Corp	1,600		63					$6,121
Nomura Research Institute Ltd	6,700		225
NTT Data Corp	8,100		269		Energy - Alternate Sources - 0.01%
			$1,432		Enel Green Power SpA	73,910		180

Cosmetics & Personal Care - 0.02%					Engineering & Construction - 3.18%
Shiseido Co Ltd	24,100		412		ABB Ltd ADR (a)	235,400		5,996
					ABB Ltd (a)	496,800		12,657
Distribution & Wholesale - 2.60%					Acciona SA	1,727		109
ITOCHU Corp	1,588,100		19,095		ACS Actividades de Construccion y Servicios	9,740		320
Jardine Cycle & Carriage Ltd	671,100		19,778		SA
Marubeni Corp	76,000		595		Balfour Beatty PLC	2,273,206		10,396
Mitsubishi Corp	65,700		1,329		Bouygues SA	12,674		494
Mitsui & Co Ltd	80,400		1,149		Ferrovial SA	26,045		497
Sojitz Corp	83,900		163		JGC Corp	548,000		20,968
Sumitomo Corp	1,286,900		16,747		Kinden Corp	9,000		99
Toyota Tsusho Corp	14,200		394		Leighton Holdings Ltd	5,441		92
			$59,250		Obayashi Corp	42,000		269
					Sembcorp Industries Ltd	1,622,000		6,935
Diversified Financial Services - 1.73%					Shimizu Corp	39,000		200
Acom Co Ltd (a)	12,900		50
					Skanska AB	25,492		491
ASX Ltd	8,157		283		Tecnicas Reunidas SA	225,315		11,610
Deutsche Boerse AG	262,538		19,750		Vinci SA	22,059		1,415
Hong Kong Exchanges and Clearing Ltd	25,857		417					$72,548
Julius Baer Group Ltd (a)	5,051		248
London Stock Exchange Group PLC	3,981		105		Entertainment - 0.03%
Macquarie Group Ltd	9,911		477		OPAP SA	14,476		180
Mitsubishi UFJ Lease & Finance Co Ltd	39,000		221		Tabcorp Holdings Ltd	49,247		167
Old Mutual PLC	233,918		764		Tatts Group Ltd	92,936		276
ORIX Corp	51,000		883		William Hill PLC	19,496		125
Shinhan Financial Group Co Ltd	373,885		16,303					$748

			$39,501		Environmental Control - 0.01%
Electric - 0.94%					Kurita Water Industries Ltd	7,300		159
AGL Energy Ltd	35,519		525
Chubu Electric Power Co Inc	29,100		431
Chugoku Electric Power Co Inc/The	19,900		305		Food - 3.52%
Contact Energy Ltd	23,771		103		Carrefour SA	27,334		998
					Casino Guichard Perrachon SA	76,819		8,635
E.ON SE	84,295		1,537		Dairy Crest Group PLC	1,369,593		11,795
EDP - Energias de Portugal SA	128,050		471
Electric Power Development Co Ltd	7,800		249		Delhaize Group SA	6,835		436
					J Sainsbury PLC	82,349		521
Enel SpA	308,099		1,359		Kikkoman Corp	4,000		73
Fortum OYJ	20,790		464
GDF Suez	423,081		10,535		Koninklijke Ahold NV	48,753		927
					Marine Harvest ASA	14,434,235		16,924
Hokuriku Electric Power Co	5,600		80		MEIJI Holdings Co Ltd	4,000		224
Iberdrola SA	219,077		1,377		Metcash Ltd	59,088		187
Origin Energy Ltd	46,384		641
Power Assets Holdings Ltd	57,000		475		Nisshin Seifun Group Inc	13,200		143

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Food (continued)					Insurance (continued)
Seven & I Holdings Co Ltd	18,200		$673		Sony Financial Holdings Inc	5,700		$106
Tesco PLC	4,746,450		27,687		Standard Life PLC	96,230		543
Unilever NV - CVA	273,094		10,816		Swiss Life Holding AG (a)	64,159		12,722
Wilmar International Ltd	124,000		345		Swiss Re AG	16,838		1,479
			$80,384		T&D Holdings Inc	37,700		453
					Tokio Marine Holdings Inc	31,500		1,033
Forest Products & Paper - 0.97%					Zurich Insurance Group AG (a)	101,529		28,054
DS Smith PLC	4,323,751		20,957					$167,446
Oji Holdings Corp	53,000		242
Stora Enso OYJ	36,977		344		Internet - 0.01%
Svenska Cellulosa AB SCA	17,471		496		Trend Micro Inc/Japan	3,400		126
			$22,039

Gas - 2.12%					Investment Companies - 0.02%
Centrica PLC	158,160		896		BGP Holdings PLC (a),(b),(c)	738,711		—
Gas Natural SDG SA	23,498		554		Delek Group Ltd	304		105
National Grid PLC	1,889,447		23,767		Exor SpA	6,399		254
Osaka Gas Co Ltd	121,000		510					$359

Snam SpA	4,393,197		22,636		Iron & Steel - 0.34%
			$48,363		ArcelorMittal	353,526		5,585
Hand & Machine Tools - 0.01%					Daido Steel Co Ltd	18,000		104
Fuji Electric Co Ltd	37,000		166		JFE Holdings Inc	22,700		516
					Kobe Steel Ltd	105,000		185
					Nippon Steel & Sumitomo Metal Corp	343,000		1,132
Healthcare - Products - 0.01%					Voestalpine AG	7,520		355
Shimadzu Corp	15,000		147					$7,877

					Leisure Products & Services - 0.51%
Holding Companies - Diversified - 0.45%					Carnival PLC	315,589		11,217
China Merchants Holdings International Co	2,238,000		7,934
Ltd					Tui Travel PLC	30,305		187
Hutchison Whampoa Ltd	101,000		1,259		Yamaha Corp	10,500		157
Noble Group Ltd	137,000		113					$11,561
NWS Holdings Ltd	95,000		148		Machinery - Construction & Mining - 0.05%
Swire Pacific Ltd	44,500		514		Hitachi Construction Machinery Co Ltd	7,100		150
Wendel SA	2,092		292		Komatsu Ltd	42,800		939
			$10,260					$1,089

Home Builders - 0.12%					Machinery - Diversified - 1.44%
Brookfield Incorporacoes SA (a)	3,636,600		2,289		Alstom SA	7,232		269
Sekisui Chemical Co Ltd	18,000		209		Amada Co Ltd	2,378,000		20,457
Sekisui House Ltd	23,000		330		Metso OYJ	8,285		326
			$2,828		Sumitomo Heavy Industries Ltd	36,000		159

Home Furnishings - 0.06%					Teco Electric and Machinery Co Ltd	10,829,100		11,550
Matsushita Electric Industrial Co Ltd	51,900		532					$32,761
Sony Corp	47,200		823		Media - 1.63%
			$1,355		Axel Springer AG	2,565		155
					Lagardere SCA	7,226		262
Insurance - 7.34%					ProSiebenSat.1 Media AG	2,439		116
Admiral Group PLC	4,494		92
Aegon NV	2,526,689		20,105		Reed Elsevier NV	1,787,187		35,931
					Singapore Press Holdings Ltd	68,000		232
Ageas	11,042		470		Wolters Kluwer NV	20,254		549
Allianz SE	21,360		3,586
AMP Ltd	119,670		536					$37,245
Aviva PLC	2,598,685		18,656		Metal Fabrication & Hardware - 0.02%
AXA SA	559,765		13,947		Maruichi Steel Tube Ltd	3,100		76
Baloise Holding AG	3,066		356		NSK Ltd	30,000		320
CNP Assurances	11,153		197					$396
Delta Lloyd NV	948,750		20,173
Gjensidige Forsikring ASA	13,417		250		Mining - 1.41%
Hannover Rueck SE	1,947		156		Anglo American PLC	492,021		11,715
Helvetia Holding AG	10,300		4,858		Antofagasta PLC	25,459		348
ING Groep NV (a)	2,027,709		25,767		BHP Billiton PLC	108,300		3,342
Legal & General Group PLC	280,341		972		Glencore Xstrata PLC	281,444		1,534
Mapfre SA	50,172		202		Mitsubishi Materials Corp	72,000		282
MS&AD Insurance Group Holdings	23,100		597		Newcrest Mining Ltd	17,306		168
Muenchener Rueckversicherungs AG	44,362		9,255		Rio Tinto PLC	290,809		14,715
QBE Insurance Group Ltd	38,899		545					$32,104
Resolution Ltd	94,419		541		Miscellaneous Manufacturing - 2.20%
RSA Insurance Group PLC	240,912		496		FUJIFILM Holdings Corp	21,700		531
Sampo	20,037		948		Konica Minolta Inc	31,000		256
SCOR SE	9,915		351

See accompanying notes

Schedule of Investments Overseas Fund October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Miscellaneous Manufacturing (continued)					Real Estate (continued)
Orkla ASA	1,542,007		$12,498		Hysan Development Co Ltd	41,000		$192
Siemens AG	288,801		36,907		Keppel Land Ltd	45,000		134
			$50,192		New World Development Co Ltd	247,000		342
					Nomura Real Estate Holdings Inc	5,200		132
Office & Business Equipment - 0.73%					Sino Land Co Ltd	197,527		277
Canon Inc	515,600		16,270		Sun Hung Kai Properties Ltd	78,015		1,022
Ricoh Co Ltd	44,000		465		Swiss Prime Site AG (a)	3,519		267
			$16,735		Wheelock & Co Ltd	61,000		311
Oil & Gas - 9.53%								$4,130
BG Group PLC	939,358		19,163		REITS - 0.25%
BP PLC	4,160,661		32,297		Ascendas Real Estate Investment Trust	136,000		259
CNOOC Ltd	11,160,000		22,699		British Land Co PLC	38,466		384
Cosmo Oil Co Ltd	36,000		63		CapitaCommercial Trust	130,000		154
Eni SpA	667,341		16,942		CapitaMall Trust	156,000		253
Idemitsu Kosan Co Ltd	1,400		117		CFS Retail Property Trust Group	137,839		270
Imperial Oil Ltd	508,400		22,201		Dexus Property Group	315,351		323
Inpex Corp	41,600		481		Federation Centres Ltd	90,979		214
Japan Petroleum Exploration Co	1,800		73		Fonciere Des Regions	1,866		160
JX Holdings Inc	107,110		530		Gecina SA	1,472		196
OMV AG	6,181		295		GPT Group	114,054		397
Repsol SA	96,224		2,580		Intu Properties PLC	43,397		239
Rosneft OAO	1,782,020		14,069		Japan Prime Realty Investment Corp	50		166
Royal Dutch Shell PLC - A Shares	715,041		23,807		Japan Retail Fund Investment Corp	149		302
Royal Dutch Shell PLC - A Shares	637,972		21,278		Land Securities Group PLC	36,868		584
Royal Dutch Shell PLC - B Shares	104,432		3,616		Link REIT/The	15,926		80
Seadrill Ltd	143,400		6,685		Nippon Building Fund Inc	29		359
Seadrill Ltd	66,978		3,100		Nomura Real Estate Office Fund Inc	22		109
Showa Shell Sekiyu KK	4,300		46		Westfield Group	94,853		971
Statoil ASA	45,543		1,078		Westfield Retail Trust	138,981		405
TonenGeneral Sekiyu KK	18,000		167					$5,825
Total SA	414,951		25,503
Transocean Ltd	14,682		694		Retail - 0.56%
			$217,484		Aeon Co Ltd	38,900		531
					J Front Retailing Co Ltd	11,000		86
Oil & Gas Services - 0.75%					Kingfisher PLC	110,699		670
Technip SA	164,600		17,240		Marks & Spencer Group PLC	75,301		607
					Rallye SA	254,119		10,814
Packaging & Containers - 0.62%					Takashimaya Co Ltd	9,000		86
Rexam PLC	1,679,264		13,988					$12,794

Toyo Seikan Group Holdings Ltd	10,500		218		Semiconductors - 0.49%
			$14,206		Infineon Technologies AG	34,881		337
Pharmaceuticals - 8.23%					Rohm Co Ltd	6,400		263
Alfresa Holdings Corp	2,700		148		Tokyo Electron Ltd	191,300		10,497
AstraZeneca PLC	51,095		2,705					$11,097
Bayer AG	132,168		16,396
Eisai Co Ltd	13,400		526		Shipbuilding - 0.56%
Kyowa Hakko Kirin Co Ltd	15,000		166		Sembcorp Marine Ltd	3,482,000		12,597
Medipal Holdings Corp	9,800		132		Yangzijiang Shipbuilding Holdings Ltd	128,000		121
Mitsubishi Tanabe Pharma Corp	15,000		211					$12,718
Novartis AG	859,744		66,735		Software - 0.60%
Otsuka Holdings Co Ltd	19,100		544		Amadeus IT Holding SA	8,596		319
Roche Holding AG	78,601		21,736		SAP AG	172,118		13,469
Sanofi	635,273		67,736					$13,788
Taisho Pharmaceutical Holdings Co Ltd	2,000		140
Takeda Pharmaceutical Co Ltd	32,200		1,534		Telecommunications - 4.91%
Teva Pharmaceutical Industries Ltd ADR	221,100		8,201		Bezeq The Israeli Telecommunication Corp	127,968		223
Teva Pharmaceutical Industries Ltd	22,419		833		Ltd
			$187,743		Deutsche Telekom AG	148,335		2,331
					Elisa OYJ	9,162		230
Pipelines - 0.01%					Hellenic Telecommunications Organization	16,442		207
APA Group	26,708		153		SA (a)
					HKT Trust / HKT Ltd	51,000		47
Private Equity - 0.01%					KDDI Corp	509,300		27,582
					Koninklijke KPN NV (a)	160,620		511
3i Group PLC	32,584		195
					Nippon Telegraph & Telephone Corp	21,700		1,128
					Nokia OYJ (a)	156,037		1,186
Real Estate - 0.18%					NTT DOCOMO Inc	75,900		1,204
Cheung Kong Holdings Ltd	56,500		882		Orange SA	97,921		1,346
Daito Trust Construction Co Ltd	1,600		163		PCCW Ltd	268,000		121
Henderson Land Development Co Ltd	69,000		408		Singapore Telecommunications Ltd	361,000		1,096

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	REPURCHASE AGREEMENTS	Maturity

Telecommunications (continued)					(continued)	Amount (000's)	Value (000's)
SK Telecom Co Ltd	48,377		$10,542		Banks (continued)
Swisscom AG	1,107		565		Investment in Joint Trading Account; Credit	$5,994	$5,993
TDC A/S	2,041,180		18,438		Suisse Repurchase Agreement; 0.08%
Telecom Corp of New Zealand Ltd	121,762		236		dated 10/31/2013 maturing 11/01/2013
Telecom Italia SpA	410,635		401		(collateralized by US Government
Telefonaktiebolaget LM Ericsson	62,134		743		Securities; $6,113,403; 0.00%; dated
Telefonica SA	216,304		3,807		08/15/16 - 08/15/37)
Telekom Austria AG	14,392		118		Investment in Joint Trading Account; Deutsche	13,320	13,320
Telekomunikasi Indonesia Persero Tbk PT	14,600,600		3,037		Bank Repurchase Agreement; 0.11% dated
Telenor ASA	37,071		891		10/31/2013 maturing 11/01/2013
TeliaSonera AB	125,769		1,040		(collateralized by US Government
Telstra Corp Ltd	196,502		962		Securities; $13,585,341; 0.00% - 5.50%;
Vivendi SA	48,372		1,225		dated 12/27/13 - 07/15/36)
Vodafone Group PLC	9,137,967		32,893		Investment in Joint Trading Account; Merrill	6,233	6,233
			$112,110		Lynch Repurchase Agreement; 0.09%
					dated 10/31/2013 maturing 11/01/2013
Textiles - 0.01%					(collateralized by US Government
Toray Industries Inc	33,000		206		Securities; $6,357,369; 0.00% - 7.13%;
					dated 03/15/14 - 01/15/48)
Toys, Games & Hobbies - 0.01%							$33,537
Namco Bandai Holdings Inc	11,500		217		TOTAL REPURCHASE AGREEMENTS		$33,537
					Total Investments		$2,220,283
Transportation - 0.66%					Other Assets in Excess of Liabilities, Net - 2.70%		$61,691
AP Moeller - Maersk A/S - A shares	36		325		TOTAL NET ASSETS - 100.00%		$2,281,974
AP Moeller - Maersk A/S - B shares	63		610
Central Japan Railway Co	6,600		856		(a) Non-Income Producing Security
ComfortDelGro Corp Ltd	127,000		196		(b) Security is Illiquid
Deutsche Post AG	43,709		1,476		(c)		Fair value of these investments is determined in good faith by the
Hutchison Port Holdings Trust	340,000		248		Manager under procedures established and periodically reviewed by the
Kamigumi Co Ltd	15,000		130		Board of Directors. At the end of the period, the fair value of these
Mitsui OSK Lines Ltd	73,000		309		securities totaled $0 or 0.00% of net assets.
MTR Corp Ltd	93,500		362
Nippon Yusen KK	108,000		330
Orient Overseas International Ltd	5,000		26
PostNL NV (a)	1,845,362		9,643
Toll Holdings Ltd	28,590		156
West Japan Railway Co	10,900		489
			$15,156

Water - 0.12%
Guangdong Investment Ltd	2,764,500		2,380
Suez Environnement Co	18,193		317
			$2,697
TOTAL COMMON STOCKS			$2,184,430
PREFERRED STOCKS - 0.10%	Shares Held	Value	(000	's)

Automobile Manufacturers - 0.10%
Bayerische Motoren Werke AG	3,593		300
Porsche Automobil Holding SE	4,639		433
Volkswagen AG	5,902		1,497
			$2,230

Electric - 0.00%
RWE AG	2,534		86

TOTAL PREFERRED STOCKS			$2,316
	Maturity
REPURCHASE AGREEMENTS - 1.47%	Amount (000's)	Value	(000	's)

Banks - 1.47%
Investment in Joint Trading Account; Barclays $ 7,991			$7,991
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $8,151,205; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)

See accompanying notes

Schedule of Investments
Overseas Fund
October 31, 2013

Portfolio Summary (unaudited)
Country		Percent
United Kingdom		19.74%
Japan		12.36%
Switzerland		10.34%
France		9.62%
Netherlands		9 .50%
Germany		8 .17%
Singapore		2.76%
Spain		2 .65%
Norway		2 .48%
Korea, Republic Of		2 .27%
Italy		1 .92%
United States		1 .88%
Denmark		1 .68%
Hong Kong		1.35%
Ireland		1.30%
China		1.26%
Sweden		1 .17%
Australia		1.04%
Canada		0.97%
Austria		0.89%
Brazil		0.75%
Russian Federation		0 .62%
Taiwan, Province Of China		0.51%
Israel		0 .43%
Bermuda		0 .43%
India		0 .33%
Belgium		0.27%
Luxembourg		0 .25%
Finland		0.15%
Indonesia		0.13%
Greece		0 .02%
New Zealand		0.02%
Portugal		0 .02%
Guernsey		0 .02%
Other Assets in Excess of Liabilities, Net		2 .70%
TOTAL NET ASSETS		100.00%

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
eMini MSCI EAFE; December 2013	Long	690	$63,104		$64,698	$1,594
S&P 500 Emini; December 2013	Long	317	26,983		27,753	770
Total						$2,364

Amounts in thousands except contracts

See accompanying notes

     Schedule of Investments Principal Capital Appreciation Fund October 31, 2013

COMMON STOCKS - 98.00%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 2.60%					Consumer Products - 1.28%
Boeing Co/The	287,667		$37,540		Kimberly-Clark Corp	58,399		$6,307
Northrop Grumman Corp	101,392		10,901		Tupperware Brands Corp	141,599		12,694
Teledyne Technologies Inc (a)	112,004		9,948		WD-40 Co	136,306		9,881
			$58,389					$28,882

Airlines - 0.67%					Cosmetics & Personal Care - 1.00%
Alaska Air Group Inc	156,800		11,079		Procter & Gamble Co/The	279,508		22,570
Cathay Pacific Airways Ltd ADR	400,871		3,981

			$15,060		Distribution & Wholesale - 0.51%
Apparel - 1.54%					Pool Corp	212,468		11,554
Nike Inc	456,544		34,588
					Diversified Financial Services - 3.36%
Automobile Manufacturers - 1.03%					Ameriprise Financial Inc	89,324		8,981
Nissan Motor Co Ltd ADR	144,876		2,917		Charles Schwab Corp/The	1,064,329		24,107
PACCAR Inc	365,524		20,323		Franklin Resources Inc	579,352		31,204
			$23,240		T Rowe Price Group Inc	145,194		11,239
								$75,531
Automobile Parts & Equipment - 1.23%
Autoliv Inc	103,044		9,195		Electric - 0.99%
Johnson Controls Inc	401,225		18,516		Duke Energy Corp	128,633		9,227
			$27,711		Edison International	205,936		10,097
					Xcel Energy Inc	99,891		2,883
Banks - 6.63%								$22,207
City National Corp/CA	137,282		9,899
East West Bancorp Inc	289,752		9,762		Electronics - 1.96%
Goldman Sachs Group Inc/The	58,597		9,426		Electro Scientific Industries Inc	51,932		622
JP Morgan Chase & Co	531,188		27,377		FEI Co	85,025		7,574
PNC Financial Services Group Inc/The	88,057		6,475		FLIR Systems Inc	113,699		3,238
State Street Corp	179,775		12,597		Thermo Fisher Scientific Inc	132,442		12,950
SVB Financial Group (a)	111,555		10,685		Trimble Navigation Ltd (a)	280,768		8,022
US Bancorp/MN	544,533		20,344		Waters Corp (a)	116,290		11,736
Wells Fargo & Co	999,433		42,666					$44,142

			$149,231		Engineering & Construction - 0.80%
Beverages - 2.01%					Granite Construction Inc	155,529		5,031
Brown-Forman Corp	131,019		9,562		Jacobs Engineering Group Inc (a)	212,935		12,951
Cia de Bebidas das Americas ADR	103,757		3,860					$17,982
Coca-Cola Co/The	341,973		13,532
					Environmental Control - 0.62%
Coca-Cola HBC AG ADR	97,595		2,816		Darling International Inc (a)	92,829		2,160
PepsiCo Inc	184,614		15,524		Energy Recovery Inc (a)	90,107		526
			$45,294		Waste Connections Inc	263,240		11,251
Biotechnology - 1.25%								$13,937
Gilead Sciences Inc (a)	395,498		28,076
					Food - 1.94%
					Dairy Farm International Holdings Ltd ADR	206,217		11,693
Building Materials - 0.52%					General Mills Inc	294,231		14,835
Apogee Enterprises Inc	252,175		7,888		Kroger Co/The	397,106		17,012
Simpson Manufacturing Co Inc	107,707		3,818					$43,540

			$11,706		Gas - 1.64%
Chemicals - 2.92%					Sempra Energy	405,184		36,929
Axiall Corp	108,034		4,201
EI du Pont de Nemours & Co	230,880		14,130
FMC Corp	168,085		12,230		Healthcare - Products - 1.59%
					Becton Dickinson and Co	111,343		11,706
International Flavors & Fragrances Inc	153,748		12,707		Edwards Lifesciences Corp (a)	31,422		2,048
PPG Industries Inc	67,949		12,406
Sigma-Aldrich Corp	115,764		10,006		Medtronic Inc	114,726		6,585
					Techne Corp	83,384		7,287
			$65,680		Varian Medical Systems Inc (a)	113,238		8,219
Commercial Services - 1.32%								$35,845
Hertz Global Holdings Inc (a)	628,876		14,439
					Healthcare - Services - 0.93%
Robert Half International Inc	153,924		5,931		DaVita HealthCare Partners Inc (a)	158,826		8,928
TrueBlue Inc (a)	296,258		7,317
Weight Watchers International Inc	62,744		2,015		Universal Health Services Inc	148,685		11,978
			$29,702					$20,906
					Insurance - 2.69%
Computers - 4.32%					ACE Ltd	130,269		12,433
Apple Inc	105,790		55,259		Fidelity National Financial Inc	303,020		8,530
EMC Corp/MA	635,421		15,295		HCC Insurance Holdings Inc	362,109		16,530
International Business Machines Corp	137,622		24,663
Teradata Corp (a)	44,428		1,958		MetLife Inc	184,055		8,708
			$97,175		StanCorp Financial Group Inc	57,609		3,393

See accompanying notes

     Schedule of Investments Principal Capital Appreciation Fund October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Insurance (continued)					Pharmaceuticals (continued)
XL Group PLC	356,794		$10,907		Forest Laboratories Inc (a)	82,166		$3,864
			$60,501		Johnson & Johnson	229,205		21,227
					McKesson Corp	209,672		32,780
Internet - 3.23%					Teva Pharmaceutical Industries Ltd ADR	138,652		5,143
Amazon.com Inc (a)	59,443		21,639
					VCA Antech Inc (a)	204,482		5,817
eBay Inc (a)	296,467		15,627
Google Inc (a)	34,367		35,418					$146,636
			$72,684		REITS - 2.89%
					Alexandria Real Estate Equities Inc	174,436		11,474
Iron & Steel - 1.07%					Annaly Capital Management Inc	142,489		1,680
Reliance Steel & Aluminum Co	195,995		14,364		Essex Property Trust Inc	52,789		8,499
Schnitzer Steel Industries Inc	337,043		9,788		HCP Inc	346,554		14,382
			$24,152		Plum Creek Timber Co Inc	108,125		4,909
Leisure Products & Services - 0.55%					Sabra Health Care REIT Inc	135,053		3,633
Ambassadors Group Inc	2,755		10		Ventas Inc	67,731		4,419
Carnival Corp	161,861		5,609		Weyerhaeuser Co	529,009		16,082
Harley-Davidson Inc	104,286		6,678					$65,078
			$12,297		Retail - 5.87%
Lodging - 0.12%					Copart Inc (a)	398,681		12,850
Red Lion Hotels Corp (a)	438,450		2,640		Costco Wholesale Corp	320,808		37,855
					CVS Caremark Corp	205,270		12,780
					Home Depot Inc/The	167,933		13,080
Machinery - Construction & Mining - 0.19%					Nordstrom Inc	380,844		23,030
Caterpillar Inc	51,300		4,276		Starbucks Corp	398,777		32,321
								$131,916

Machinery - Diversified - 0.93%					Savings & Loans - 0.73%
AGCO Corp	66,207		3,865		Washington Federal Inc	716,319		16,318
Deere & Co	208,131		17,034
			$20,899
					Semiconductors - 3.64%
Media - 2.35%					Altera Corp	208,741		7,014
Viacom Inc	232,311		19,349		Applied Materials Inc	583,071		10,408
Walt Disney Co/The	487,574		33,443		Avago Technologies Ltd	152,002		6,905
			$52,792		Intel Corp	564,677		13,795
					Lam Research Corp (a)	202,446		10,979
Metal Fabrication & Hardware - 0.70%
Precision Castparts Corp	62,102		15,740		LSI Corp	402,185		3,410
					Microchip Technology Inc	340,184		14,614
					Qualcomm Inc	167,923		11,666
Mining - 0.52%					Supertex Inc	120,962		3,086
Freeport-McMoRan Copper & Gold Inc	320,875		11,795					$81,877

					Software - 5.54%
Miscellaneous Manufacturing - 2.10%					Actuate Corp (a)	387,776		3,106
Aptargroup Inc	162,326		10,415		Adobe Systems Inc (a)	495,018		26,830
Crane Co	151,687		9,632		Autodesk Inc (a)	177,199		7,072
General Electric Co	1,043,247		27,270		Informatica Corp (a)	140,034		5,405
			$47,317		Microsoft Corp	1,176,584		41,592
					Omnicell Inc (a)	207,306		4,783
Oil & Gas - 8.47%
Apache Corp	296,358		26,317		Oracle Corp	752,195		25,199
					Tyler Technologies Inc (a)	108,676		10,510
Chevron Corp	412,254		49,454
CNOOC Ltd ADR	6,995		1,415					$124,497
Devon Energy Corp	249,613		15,781		Telecommunications - 3.52%
Energen Corp	149,048		11,673		AT&T Inc	704,081		25,488
Exxon Mobil Corp	404,412		36,243		China Mobile Ltd ADR	238,220		12,392
HollyFrontier Corp	109,464		5,042		Cisco Systems Inc	513,518		11,554
Nabors Industries Ltd	269,018		4,702		Corning Inc	587,087		10,033
Occidental Petroleum Corp	309,403		29,728		Polycom Inc (a)	344,115		3,579
Total SA ADR	165,011		10,095		Verizon Communications Inc	321,021		16,215
			$190,450					$79,261

Oil & Gas Services - 0.72%					Toys, Games & Hobbies - 0.85%
Natural Gas Services Group Inc (a)	257,457		7,206
					Hasbro Inc	139,231		7,191
Schlumberger Ltd	95,924		8,990		Mattel Inc	267,147		11,854
			$16,196					$19,045

Pharmaceuticals - 6.52%					Transportation - 1.65%
Abbott Laboratories	303,448		11,091		Expeditors International of Washington Inc	470,959		21,330
AbbVie Inc	320,044		15,506		Union Pacific Corp	104,639		15,842
Actavis PLC (a)	46,580		7,200
								$37,172
Allergan Inc/United States	268,045		24,288
Bristol-Myers Squibb Co	375,472		19,720

See accompanying notes

			Schedule of Investments
		Principal Capital Appreciation Fund
			October 31, 2013

	COMMON STOCKS (continued)	Shares Held	Value (000's)

	Trucking & Leasing - 0.30%
	Greenbrier Cos Inc (a)	254,093	$6,744

Water	- 0.19%
	California Water Service Group	190,518	4,153

	TOTAL COMMON STOCKS		$2,204,313
		Maturity
	REPURCHASE AGREEMENTS - 2.02%	Amount (000's)	Value (000's)

Banks	- 2.02%
	Investment in Joint Trading Account; Barclays $ 10,837		$10,837
	Bank PLC Repurchase Agreement; 0.07%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $11,054,201; 0.25% - 2.63%;
	dated 06/30/15 - 08/15/20)
	Investment in Joint Trading Account; Credit	8,128	8,128
	Suisse Repurchase Agreement; 0.08%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $8,290,651; 0.00%; dated
	08/15/16 - 08/15/37)
	Investment in Joint Trading Account; Deutsche	18,062	18,062
	Bank Repurchase Agreement; 0.11% dated
	10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $18,423,669; 0.00% - 5.50%;
	dated 12/27/13 - 07/15/36)
	Investment in Joint Trading Account; Merrill	8,453	8,453
	Lynch Repurchase Agreement; 0.09%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $8,621,503; 0.00% - 7.13%;
	dated 03/15/14 - 01/15/48)
			$45,480
	TOTAL REPURCHASE AGREEMENTS		$45,480
	Total Investments		$2,249,793
	Liabilities in Excess of Other Assets, Net - (0.02)%		$(365)
	TOTAL NET ASSETS - 100.00%		$2,249,428

	(a) Non-Income Producing Security

	Portfolio Summary (unaudited)
	Sector		Percent
	Financial		18.32%
	Consumer, Non-cyclical		17.84%
	Technology		13.50%
	Consumer, Cyclical		12.37%
	Industrial		12.37%
	Energy		9 .19%
	Communications		9.10%
	Basic Materials		4 .51%
	Utilities		2.82%
	Liabilities in Excess of Other Assets, Net		(0.02)%
	TOTAL NET ASSETS		100.00%

See accompanying notes

			Schedule of Investments
			Principal LifeTime 2010 Fund
			October 31, 2013

INVESTMENT COMPANIES - 100.12%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 100.12%
Bond & Mortgage Securities Fund (a)	16,912,575		$182,487
Bond Market Index Fund (a)	13,572,181		147,801
Core Plus Bond Fund I (a)	16,352,593		183,313
Diversified International Fund (a)	6,493,839		76,433
Diversified Real Asset Fund (a)	5,171,451		63,247
Equity Income Fund (a)	3,679,519		85,254
Global Diversified Income Fund (a)	5,866,439		83,245
Global Multi-Strategy Fund (a)	4,303,645		46,178
Global Opportunities Fund (a),(b)	2,472,329		29,569
High Yield Fund I (a)	4,279,682		46,049
Inflation Protection Fund (a)	8,790,610		76,390
International Emerging Markets Fund (a)	1,007,764		25,204
LargeCap Growth Fund I (a)	8,622,634		110,025
LargeCap S&P 500 Index Fund (a)	5,668,763		70,690
LargeCap Value Fund (a)	2,873,977		39,029
LargeCap Value Fund I (a)	1,521,332		21,922
LargeCap Value Fund III (a)	3,160,600		43,427
MidCap Fund (a)	4,050,778		81,623
Overseas Fund (a)	6,656,662		80,612
Short-Term Income Fund (a)	10,446,363		128,072
SmallCap Growth Fund I (a),(b)	1,682,299		24,898
SmallCap Value Fund II (a)	1,751,880		24,158
			$1,669,626
TOTAL INVESTMENT COMPANIES			$1,669,626
Total Investments			$1,669,626
Liabilities in Excess of Other Assets, Net - (0.12)%			$(1,935)
TOTAL NET ASSETS - 100.00%			$1,667,691

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Fixed Income Funds			45.81%
Domestic Equity Funds			30.06%
International Equity Funds			12.70%
Specialty Funds			11.55%
Liabilities in Excess of Other Assets, Net			(0.12)%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	17,438,103	$188,136	2,234,100	$24,605	2,759,628	$30,132	16,912,575	$182,662
Bond Market Index Fund	14,499,995	155,118	1,697,039	18,489	2,624,853	28,740	13,572,181	144,920
Core Plus Bond Fund I	16,551,657	174,338	2,475,950	28,183	2,675,014	30,132	16,352,593	172,513
Diversified International Fund	6,754,072	95,359	797,529	8,431	1,057,762	11,319	6,493,839	92,839
Diversified Real Asset Fund	5,363,855	55,306	693,945	8,255	886,349	10,589	5,171,451	53,431
Equity Income Fund	4,557,042	86,570	229,506	4,824	1,107,029	23,945	3,679,519	69,686
Global Diversified Income Fund	6,282,506	72,213	536,890	7,565	952,957	13,428	5,866,439	66,580
Global Multi-Strategy Fund	2,160,248	21,602	2,775,931	29,497	632,534	6,700	4,303,645	44,480
Global Opportunities Fund	—	—	2,710,135	29,543	237,806	2,640	2,472,329	26,927
High Yield Fund I	4,239,172	40,605	706,527	7,609	666,017	7,147	4,279,682	41,131
Inflation Protection Fund	9,391,214	75,856	875,166	7,727	1,475,770	13,235	8,790,610	71,070
International Emerging Markets Fund	1,117,565	30,926	42,381	1,081	152,182	3,776	1,007,764	28,102
International Equity Index Fund	1,751,034	16,318	62,675	638	1,813,709	19,308	—	—
International Fund I	2,842,695	44,364	67,961	761	2,910,656	34,015	—	—
LargeCap Growth Fund I	10,943,485	87,523	772,871	7,892	3,093,722	33,890	8,622,634	67,544
LargeCap S&P 500 Index Fund	7,002,076	72,701	311,214	3,255	1,644,527	18,588	5,668,763	57,683
LargeCap Value Fund	3,404,034	32,914	150,926	1,718	680,983	8,365	2,873,977	26,210
LargeCap Value Fund I	6,089,677	69,403	250,965	3,046	4,819,310	65,384	1,521,332	12,435
LargeCap Value Fund III	—	—	3,160,600	42,130	—	—	3,160,600	42,130
MidCap Fund	4,704,356	69,667	234,612	3,864	888,190	15,828	4,050,778	59,871
Overseas Fund	6,900,517	62,166	804,545	8,468	1,048,400	11,318	6,656,662	59,777
Short-Term Income Fund	11,724,727	140,888	485,684	5,962	1,764,048	21,627	10,446,363	125,420
SmallCap Growth Fund I	1,920,923	19,850	170,684	1,933	409,308	5,248	1,682,299	16,540
SmallCap Value Fund II	2,183,265	17,034	76,734	854	508,119	6,248	1,751,880	13,558

		$1,628,857		$256,330		$421,602		$1,475,509

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$4,769			$53			$—
Bond Market Index Fund		3,411			53			75
Core Plus Bond Fund I		6,224			124			2,228
Diversified International Fund		1,449			368			—
Diversified Real Asset Fund		871			459			1,538
Equity Income Fund		2,570			2,237			—
Global Diversified Income Fund		4,604			230			511
Global Multi-Strategy Fund		305			81			—
Global Opportunities Fund		—			24			—
High Yield Fund I		5,778			64			801
Inflation Protection Fund		420			722			—
International Emerging Markets Fund		424			(129)			—
International Equity Index Fund		529			2,352			—
International Fund I		597			(11,110)			—
LargeCap Growth Fund I		605			6,019			4,615
LargeCap S&P 500 Index Fund		1,410			315			—
LargeCap Value Fund		784			(57)			—
LargeCap Value Fund I		1,460			5,370			—
LargeCap Value Fund III		—			—			—
MidCap Fund		958			2,168			1,020
Overseas Fund		1,486			461			—
Short-Term Income Fund		2,157			197			—
SmallCap Growth Fund I		—			5			1,368
SmallCap Value Fund II		289			1,918			—
		$41,100			$11,924			$12,156
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2015 Fund
		October 31, 2013

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 100.03%
Bond & Mortgage Securities Fund (a)	9,481,784	$102,308
Bond Market Index Fund (a)	7,925,538	86,309
Core Plus Bond Fund I (a)	9,018,684	101,099
Diversified International Fund (a)	4,430,512	52,147
Diversified Real Asset Fund (a)	3,276,328	40,070
Equity Income Fund (a)	1,917,674	44,433
Global Diversified Income Fund (a)	2,379,572	33,766
Global Multi-Strategy Fund (a)	2,525,267	27,096
Global Opportunities Fund (a),(b)	2,955,053	35,342
High Yield Fund I (a)	2,038,675	21,936
Inflation Protection Fund (a)	4,130,040	35,890
International Emerging Markets Fund (a)	812,171	20,312
LargeCap Growth Fund I (a)	6,410,235	81,795
LargeCap S&P 500 Index Fund (a)	4,301,121	53,635
LargeCap Value Fund (a)	2,482,382	33,711
LargeCap Value Fund I (a)	1,208,086	17,409
LargeCap Value Fund III (a)	2,551,791	35,062
MidCap Fund (a)	1,463,506	29,490
MidCap Growth Fund III (a)	899,175	12,561
MidCap Value Fund III (a)	582,170	10,991
Overseas Fund (a)	4,490,812	54,384
Short-Term Income Fund (a)	2,859,375	35,056
SmallCap Growth Fund I (a),(b)	1,120,018	16,576
SmallCap Value Fund II (a)	1,196,679	16,502
		$997,880
TOTAL INVESTMENT COMPANIES		$997,880
Total Investments		$997,880
Liabilities in Excess of Other Assets, Net - (0.03)%		$(338)
TOTAL NET ASSETS - 100.00%		$997,542

(a)	Affiliated Security
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	38.35%
Domestic Equity Funds	35.30%
International Equity Funds	16.26%
Specialty Funds	10.12%
Liabilities in Excess of Other Assets, Net	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2015 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	7,223,527	$68,826	2,828,433	$30,973	570,176	$6,193	9,481,784	$93,606
Bond Market Index Fund	6,449,902	69,832	1,997,741	22,020	522,105	5,697	7,925,538	86,155
Core Plus Bond Fund I	7,056,295	75,727	2,513,914	28,430	551,525	6,191	9,018,684	97,965
Diversified International Fund	3,354,362	28,897	1,335,016	14,293	258,866	2,804	4,430,512	40,392
Diversified Real Asset Fund	2,111,916	22,654	1,352,927	16,201	188,515	2,258	3,276,328	36,597
Equity Income Fund	1,684,743	32,284	341,026	7,204	108,095	2,329	1,917,674	37,161
Global Diversified Income Fund	1,998,853	25,608	541,305	7,640	160,586	2,257	2,379,572	30,991
Global Multi-Strategy Fund	981,880	9,839	1,692,616	17,973	149,229	1,583	2,525,267	26,229
Global Opportunities Fund	—	—	3,080,146	33,296	125,093	1,403	2,955,053	31,900
Global Real Estate Securities Fund	1,023,643	7,666	108,499	898	1,132,142	9,497	—	—
High Yield Fund I	1,611,034	14,251	545,686	5,884	118,045	1,264	2,038,675	18,870
Inflation Protection Fund	3,477,409	27,717	911,388	8,152	258,757	2,298	4,130,040	33,569
International Emerging Markets Fund	725,648	12,799	133,992	3,356	47,469	1,164	812,171	14,991
International Equity Index Fund	1,651,802	15,497	124,773	1,274	1,776,575	18,929	—	—
International Fund I	1,472,345	16,305	96,113	1,076	1,568,458	18,387	—	—
LargeCap Growth Fund	1,114,330	5,889	49,819	454	1,164,149	11,377	—	—
LargeCap Growth Fund I	5,514,779	39,738	1,261,143	13,381	365,687	4,085	6,410,235	49,065
LargeCap S&P 500 Index Fund	4,105,468	29,872	798,206	8,642	602,553	6,986	4,301,121	31,860
LargeCap Value Fund	2,430,321	19,534	443,718	5,240	391,657	4,785	2,482,382	20,176
LargeCap Value Fund I	4,600,754	44,303	686,918	8,602	4,079,586	55,475	1,208,086	9,775
LargeCap Value Fund III	—	—	2,551,791	34,016	—	—	2,551,791	34,016
MidCap Fund	1,386,976	20,481	267,614	4,571	191,084	3,508	1,463,506	21,709
MidCap Growth Fund III	949,272	6,814	149,767	1,764	199,864	2,574	899,175	6,234
MidCap Value Fund I	752,178	7,099	35,629	518	787,807	12,646	—	—
MidCap Value Fund III	—	—	608,210	9,728	26,040	450	582,170	9,281
Overseas Fund	3,405,429	31,525	1,341,086	14,306	255,703	2,804	4,490,812	43,035
Short-Term Income Fund	2,509,453	30,257	539,052	6,613	189,130	2,317	2,859,375	34,553
SmallCap Growth Fund I	1,083,422	8,406	246,505	2,928	209,909	2,811	1,120,018	8,786
SmallCap Value Fund II	1,141,626	9,463	199,204	2,291	144,151	1,812	1,196,679	10,050

		$681,283		$311,724		$193,884		$826,966

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$2,367			$—			$—
Bond Market Index Fund		1,578			—			34
Core Plus Bond Fund I		2,744			(1)			978
Diversified International Fund		747			6			—
Diversified Real Asset Fund		357			—			625
Equity Income Fund		1,120			2			—
Global Diversified Income Fund		1,661			—			167
Global Multi-Strategy Fund		143			—			—
Global Opportunities Fund		—			7			—
Global Real Estate Securities Fund		520			933			—
High Yield Fund I		2,379			(1)			313
Inflation Protection Fund		161			(2)			—
International Emerging Markets Fund		286			—			—
International Equity Index Fund		517			2,158			—
International Fund I		320			1,006			—
LargeCap Growth Fund		76			5,034			—
LargeCap Growth Fund I		316			31			2,395
LargeCap S&P 500 Index Fund		855			332			—
LargeCap Value Fund		578			187			—
LargeCap Value Fund I		1,139			12,345			—
LargeCap Value Fund III		—			—			—
MidCap Fund		292			165			310
MidCap Growth Fund III		37			230			230
MidCap Value Fund I		140			5,029			—
MidCap Value Fund III		—			3			—
Overseas Fund		760			8			—
Short-Term Income Fund		529			—			—
SmallCap Growth Fund I		—			263			794
SmallCap Value Fund II		156			108			—
		$19,778			$27,843			$5,846
Amounts in thousands except shares

See accompanying notes

			Schedule of Investments
			Principal LifeTime 2020 Fund
			October 31, 2013

INVESTMENT COMPANIES - 100.09%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 100.09%
Bond & Mortgage Securities Fund (a)	52,579,398		$567,332
Bond Market Index Fund (a)	41,552,382		452,506
Core Plus Bond Fund I (a)	50,769,311		569,124
Diversified International Fund (a)	31,930,860		375,826
Diversified Real Asset Fund (a)	15,027,484		183,786
Equity Income Fund (a)	8,462,241		196,070
Global Diversified Income Fund (a)	9,518,879		135,073
Global Multi-Strategy Fund (a)	14,533,042		155,939
Global Opportunities Fund (a),(b)	25,390,298		303,668
Global Real Estate Securities Fund (a)	24,907,807		218,940
High Yield Fund I (a)	8,924,950		96,032
Inflation Protection Fund (a)	19,586,956		170,211
International Emerging Markets Fund (a)	7,000,056		175,071
LargeCap Growth Fund (a)	2,424,277		28,049
LargeCap Growth Fund I (a)	47,160,911		601,773
LargeCap S&P 500 Index Fund (a)	34,168,839		426,085
LargeCap Value Fund (a)	20,738,807		281,633
LargeCap Value Fund I (a)	10,713,324		154,379
LargeCap Value Fund III (a)	21,906,090		300,990
MidCap Fund (a)	4,678,112		94,264
MidCap Growth Fund III (a)	9,533,764		133,187
MidCap Value Fund III (a)	6,943,009		131,084
Overseas Fund (a)	31,944,994		386,854
SmallCap Growth Fund I (a),(b)	8,394,378		124,237
SmallCap Value Fund II (a)	9,261,764		127,720
			$6,389,833
TOTAL INVESTMENT COMPANIES			$6,389,833
Total Investments			$6,389,833
Liabilities in Excess of Other Assets, Net - (0.09)%			$(5,445)
TOTAL NET ASSETS - 100.00%			$6,384,388

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			40.72%
Fixed Income Funds			29.06%
International Equity Funds			22.88%
Specialty Funds			7.43%
Liabilities in Excess of Other Assets, Net			(0.09)%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	47,589,055	$510,852	8,677,547	$95,369	3,687,204	$40,333	52,579,398	$565,913
Bond Market Index Fund	38,423,158	411,183	6,574,705	72,278	3,445,481	37,807	41,552,382	445,636
Core Plus Bond Fund I	43,602,885	465,752	10,740,439	121,815	3,574,013	40,333	50,769,311	547,303
Diversified International Fund	26,355,554	374,317	7,721,049	81,791	2,145,743	22,796	31,930,860	433,450
Diversified Real Asset Fund	13,538,713	142,037	2,598,610	31,038	1,109,839	13,231	15,027,484	159,865
Equity Income Fund	8,383,593	159,372	697,532	14,812	618,884	12,951	8,462,241	161,328
Global Diversified Income Fund	8,093,558	109,069	2,098,625	29,624	673,304	9,476	9,518,879	129,226
Global Multi-Strategy Fund	6,701,700	67,481	8,740,109	92,863	908,767	9,607	14,533,042	150,772
Global Opportunities Fund	—	—	26,348,276	286,293	957,978	10,579	25,390,298	275,752
Global Real Estate Securities Fund	25,303,023	189,062	3,013,813	25,290	3,409,029	28,706	24,907,807	186,296
High Yield Fund I	8,401,983	76,621	2,574,858	27,589	2,051,891	21,907	8,924,950	82,828
Inflation Protection Fund	15,930,933	138,341	5,093,164	46,377	1,437,141	12,951	19,586,956	171,798
International Emerging Markets Fund	7,033,537	177,421	492,102	12,410	525,583	13,102	7,000,056	176,724
International Equity Index Fund	17,456,983	161,260	701,144	7,161	18,158,127	196,193	—	—
International Fund I	13,857,617	183,062	399,941	4,496	14,257,558	166,313	—	—
LargeCap Growth Fund	16,070,552	99,076	255,728	2,332	13,902,003	142,020	2,424,277	12,405
LargeCap Growth Fund I	46,647,303	366,298	4,729,447	49,430	4,215,839	45,941	47,160,911	371,702
LargeCap S&P 500 Index Fund	36,222,493	343,892	2,604,450	27,944	4,658,104	51,630	34,168,839	320,469
LargeCap Value Fund	22,323,472	213,963	1,601,256	18,728	3,185,921	38,208	20,738,807	194,620
LargeCap Value Fund I	40,343,703	427,403	2,483,652	30,768	32,114,031	435,485	10,713,324	94,740
LargeCap Value Fund III	—	—	21,906,090	292,443	—	—	21,906,090	292,443
MidCap Fund	4,648,389	68,165	382,099	6,473	352,376	6,045	4,678,112	68,697
MidCap Growth Fund III	9,488,458	81,563	752,188	8,795	706,882	8,354	9,533,764	82,078
MidCap Value Fund I	7,884,099	92,770	184,431	2,692	8,068,530	129,540	—	—
MidCap Value Fund III	—	—	7,195,168	115,307	252,159	4,292	6,943,009	111,099
Overseas Fund	26,663,634	244,067	7,408,084	78,379	2,126,724	22,795	31,944,994	299,649
SmallCap Growth Fund I	8,032,271	75,287	943,978	10,965	581,871	7,058	8,394,378	79,228
SmallCap Value Fund II	9,315,287	72,795	562,457	6,456	615,980	7,058	9,261,764	72,384

		$5,251,109		$1,599,918		$1,534,711		$5,486,405

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$13,911			$25			$—
Bond Market Index Fund		9,104			(18)			198
Core Plus Bond Fund I		16,494			69			5,900
Diversified International Fund		5,691			138			—
Diversified Real Asset Fund		2,215			21			3,904
Equity Income Fund		5,152			95			—
Global Diversified Income Fund		6,698			9			662
Global Multi-Strategy Fund		951			35			—
Global Opportunities Fund		—			38			—
Global Real Estate Securities Fund		15,316			650			—
High Yield Fund I		11,290			525			1,595
Inflation Protection Fund		717			31			—
International Emerging Markets Fund		2,687			(5)			—
International Equity Index Fund		5,307			27,772			—
International Fund I		2,924			(21,245)			—
LargeCap Growth Fund		1,075			53,017			—
LargeCap Growth Fund I		2,597			1,915			19,777
LargeCap S&P 500 Index Fund		7,335			263			—
LargeCap Value Fund		5,172			137			—
LargeCap Value Fund I		9,728			72,054			—
LargeCap Value Fund III		—			—			—
MidCap Fund		952			104			1,013
MidCap Growth Fund III		358			74			2,256
MidCap Value Fund I		1,435			34,078			—
MidCap Value Fund III		—			84			—
Overseas Fund		5,779			(2)			—
SmallCap Growth Fund I		—			34			5,750
SmallCap Value Fund II		1,241			191			—
		$134,129			$170,089			$41,055
Amounts in thousands except shares

See accompanying notes

			Schedule of Investments
			Principal LifeTime 2025 Fund
			October 31, 2013

INVESTMENT COMPANIES - 99.93%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 99.93%
Bond & Mortgage Securities Fund (a)	9,126,263		$98,472
Bond Market Index Fund (a)	8,248,915		89,831
Core Plus Bond Fund I (a)	8,734,575		97,915
Diversified International Fund (a)	7,873,892		92,676
Diversified Real Asset Fund (a)	2,735,232		33,452
Global Diversified Income Fund (a)	1,184,940		16,814
Global Multi-Strategy Fund (a)	3,372,169		36,183
Global Opportunities Fund (a),(b)	5,980,447		71,526
Global Real Estate Securities Fund (a)	6,677,319		58,694
High Yield Fund I (a)	2,426,595		26,110
Inflation Protection Fund (a)	3,520,746		30,595
International Emerging Markets Fund (a)	1,744,299		43,625
LargeCap Growth Fund (a)	2,590,481		29,972
LargeCap Growth Fund I (a)	11,791,668		150,462
LargeCap S&P 500 Index Fund (a)	7,994,751		99,695
LargeCap Value Fund (a)	5,364,771		72,854
LargeCap Value Fund I (a)	2,076,676		29,925
LargeCap Value Fund III (a)	6,503,091		89,352
MidCap Fund (a)	527,036		10,620
MidCap Growth Fund III (a)	2,761,447		38,577
MidCap Value Fund III (a)	2,067,607		39,036
Overseas Fund (a)	7,953,070		96,312
Preferred Securities Fund (a)	2,635,253		26,906
SmallCap Growth Fund I (a),(b)	2,004,680		29,669
SmallCap Value Fund II (a)	2,141,783		29,535
			$1,438,808
TOTAL INVESTMENT COMPANIES			$1,438,808
Total Investments			$1,438,808
Other Assets in Excess of Liabilities, Net - 0.07%			$1,066
TOTAL NET ASSETS - 100.00%			$1,439,874

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			43.04%
Fixed Income Funds			25.68%
International Equity Funds			25.21%
Specialty Funds			6.00%
Other Assets in Excess of Liabilities, Net			0 .07%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2025 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	6,668,987	$64,886	2,638,013	$28,793	180,737	$1,958	9,126,263	$91,721
Bond Market Index Fund	6,643,784	71,874	1,774,947	19,514	169,816	1,848	8,248,915	89,540
Core Plus Bond Fund I	6,413,260	69,494	2,496,258	28,146	174,943	1,959	8,734,575	95,681
Diversified International Fund	5,162,846	45,445	2,861,827	30,785	150,781	1,633	7,873,892	74,597
Diversified Real Asset Fund	1,941,972	21,058	848,167	10,199	54,907	658	2,735,232	30,599
Global Diversified Income Fund	525,468	7,110	683,606	9,817	24,134	339	1,184,940	16,588
Global Multi-Strategy Fund	1,259,179	12,637	2,178,663	23,300	65,673	697	3,372,169	35,240
Global Opportunities Fund	—	—	6,076,865	66,620	96,418	1,073	5,980,447	65,548
Global Real Estate Securities Fund	5,207,622	38,991	1,592,988	13,524	123,291	1,054	6,677,319	51,461
High Yield Fund I	1,771,372	16,028	700,803	7,553	45,580	487	2,426,595	23,094
Inflation Protection Fund	1,987,990	17,605	1,607,063	14,383	74,307	658	3,520,746	31,330
International Emerging Markets Fund	1,411,224	28,428	370,512	9,291	37,437	908	1,744,299	36,811
International Equity Index Fund	2,674,170	25,565	234,930	2,395	2,909,100	31,742	—	—
International Fund I	2,725,072	27,913	186,921	2,092	2,911,993	35,183	—	—
LargeCap Growth Fund	3,633,153	22,138	537,380	5,222	1,580,052	15,470	2,590,481	15,167
LargeCap Growth Fund I	9,651,952	74,219	2,709,357	28,931	569,641	6,524	11,791,668	96,781
LargeCap S&P 500 Index Fund	6,890,670	53,341	1,681,077	18,297	576,996	6,762	7,994,751	65,128
LargeCap Value Fund	5,092,198	43,907	1,076,353	12,786	803,780	10,210	5,364,771	47,106
LargeCap Value Fund I	9,034,445	90,514	1,655,720	20,802	8,613,489	119,102	2,076,676	17,391
LargeCap Value Fund III	—	—	6,503,091	87,038	—	—	6,503,091	87,038
MidCap Fund	417,961	6,247	120,008	2,070	10,933	197	527,036	8,120
MidCap Growth Fund III	2,220,020	19,887	595,236	7,075	53,809	671	2,761,447	26,291
MidCap Value Fund I	1,790,084	20,201	118,853	1,727	1,908,937	30,962	—	—
MidCap Value Fund III	—	—	2,100,007	34,015	32,400	559	2,067,607	33,457
Overseas Fund	5,227,527	50,077	2,874,527	30,803	148,984	1,633	7,953,070	79,246
Preferred Securities Fund	2,004,176	19,242	689,284	7,246	58,207	604	2,635,253	25,884
SmallCap Growth Fund I	1,574,205	12,557	466,215	5,594	35,740	461	2,004,680	17,690
SmallCap Value Fund II	1,776,082	14,986	403,591	4,674	37,890	462	2,141,783	19,198

		$874,350		$532,692		$273,814		$1,180,707

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$2,190			$—			$—
Bond Market Index Fund		1,630			—			36
Core Plus Bond Fund I		2,509			—			896
Diversified International Fund		1,155			—			—
Diversified Real Asset Fund		330			—			580
Global Diversified Income Fund		606			—			45
Global Multi-Strategy Fund		184			—			—
Global Opportunities Fund		—			1			—
Global Real Estate Securities Fund		3,382			—			—
High Yield Fund I		2,674			—			347
Inflation Protection Fund		94			—			—
International Emerging Markets Fund		560			—			—
International Equity Index Fund		845			3,782			—
International Fund I		595			5,178			—
LargeCap Growth Fund		251			3,277			—
LargeCap Growth Fund I		556			155			4,227
LargeCap S&P 500 Index Fund		1,443			252			—
LargeCap Value Fund		1,215			623			—
LargeCap Value Fund I		2,246			25,177			—
LargeCap Value Fund III		—			—			—
MidCap Fund		89			—			94
MidCap Growth Fund III		87			—			547
MidCap Value Fund I		337			9,034			—
MidCap Value Fund III		—			1			—
Overseas Fund		1,173			(1)			—
Preferred Securities Fund		1,368			—			126
SmallCap Growth Fund I		—			—			1,165
SmallCap Value Fund II		245			—			—
		$25,764			$47,479			$8,063
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2030 Fund
		October 31, 2013

INVESTMENT COMPANIES - 100.09%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 100.09%
Bond & Mortgage Securities Fund (a)	29,774,758	$321,270
Bond Market Index Fund (a)	26,415,206	287,662
Core Plus Bond Fund I (a)	28,615,601	320,781
Diversified International Fund (a)	36,860,597	433,849
Diversified Real Asset Fund (a)	10,382,913	126,983
Global Multi-Strategy Fund (a)	13,728,868	147,311
Global Opportunities Fund (a),(b)	25,478,075	304,718
Global Real Estate Securities Fund (a)	33,366,707	293,293
High Yield Fund I (a)	11,479,936	123,524
Inflation Protection Fund (a)	9,362,582	81,361
International Emerging Markets Fund (a)	8,326,114	208,236
LargeCap Growth Fund (a)	16,766,268	193,986
LargeCap Growth Fund I (a)	58,224,969	742,951
LargeCap S&P 500 Index Fund (a)	35,983,418	448,713
LargeCap Value Fund (a)	24,582,800	333,834
LargeCap Value Fund I (a)	12,819,494	184,729
LargeCap Value Fund III (a)	27,148,143	373,015
MidCap Growth Fund III (a)	14,734,074	205,835
MidCap Value Fund III (a)	10,774,345	203,420
Overseas Fund (a)	41,584,638	503,590
Preferred Securities Fund (a)	12,029,286	122,819
SmallCap Growth Fund I (a),(b)	9,190,971	136,026
SmallCap Value Fund II (a)	9,670,993	133,363
		$6,231,269
TOTAL INVESTMENT COMPANIES		$6,231,269
Total Investments		$6,231,269
Liabilities in Excess of Other Assets, Net - (0.09)%		$(5,860)
TOTAL NET ASSETS - 100.00%		$6,225,409

(a)	Affiliated Security
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	47.49%
International Equity Funds	28.00%
Fixed Income Funds	20.19%
Specialty Funds	4.41%
Liabilities in Excess of Other Assets, Net	(0.09)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	27,751,024	$297,502	4,230,656	$46,515	2,206,922	$24,165	29,774,758	$319,865
Bond Market Index Fund	25,904,949	276,151	2,572,253	28,250	2,061,996	22,636	26,415,206	281,752
Core Plus Bond Fund I	26,185,860	281,930	4,570,380	51,949	2,140,639	24,165	28,615,601	309,721
Diversified International Fund	27,684,938	384,780	11,686,924	126,806	2,511,265	26,691	36,860,597	485,093
Diversified Real Asset Fund	9,450,154	100,061	1,712,712	20,447	779,953	9,294	10,382,913	111,223
Global Multi-Strategy Fund	6,089,561	61,408	8,503,754	90,904	864,447	9,135	13,728,868	143,200
Global Opportunities Fund	—	—	26,486,766	290,183	1,008,691	11,105	25,478,075	279,114
Global Real Estate Securities Fund	33,965,572	254,968	4,769,334	40,131	5,368,199	46,844	33,366,707	250,675
High Yield Fund I	10,052,995	92,024	2,196,990	23,633	770,049	8,262	11,479,936	107,397
Inflation Protection Fund	9,328,047	82,991	950,063	8,559	915,528	8,262	9,362,582	83,290
International Emerging Markets Fund	8,215,747	200,130	761,351	19,099	650,984	16,260	8,326,114	202,967
International Equity Index Fund	13,195,035	127,484	610,110	6,218	13,805,145	152,076	—	—
International Fund I	3,126,793	47,887	659,673	7,379	3,786,466	44,372	—	—
LargeCap Growth Fund	24,543,552	168,817	1,381,072	13,466	9,158,356	89,949	16,766,268	103,576
LargeCap Growth Fund I	55,686,021	437,229	6,794,706	71,582	4,255,758	45,440	58,224,969	463,512
LargeCap S&P 500 Index Fund	36,182,247	339,003	3,318,888	35,838	3,517,717	38,916	35,983,418	336,129
LargeCap Value Fund	26,063,948	253,921	2,245,263	26,407	3,726,411	45,654	24,582,800	234,575
LargeCap Value Fund I	47,227,344	501,187	3,493,828	43,461	37,901,678	517,868	12,819,494	115,285
LargeCap Value Fund III	—	—	27,148,143	362,370	—	—	27,148,143	362,370
MidCap Growth Fund III	13,845,420	130,588	1,978,994	23,484	1,090,340	12,880	14,734,074	141,213
MidCap Value Fund I	11,218,560	137,323	307,608	4,469	11,526,168	184,660	—	—
MidCap Value Fund III	—	—	11,174,925	178,516	400,580	6,787	10,774,345	171,744
Overseas Fund	42,468,708	395,398	3,012,972	32,271	3,897,042	41,364	41,584,638	386,252
Preferred Securities Fund	11,334,753	115,461	1,482,717	15,548	788,184	8,261	12,029,286	122,749
SmallCap Growth Fund I	9,210,733	85,461	1,210,828	14,192	1,230,590	14,716	9,190,971	85,347
SmallCap Value Fund II	10,625,099	84,411	778,788	8,987	1,732,894	19,717	9,670,993	76,211

		$4,856,115		$1,590,664		$1,429,479		$5,173,260

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$7,975			$13			$—
Bond Market Index Fund		6,168			(13)			135
Core Plus Bond Fund I		9,947			7			3,561
Diversified International Fund		6,007			198			—
Diversified Real Asset Fund		1,554			9			2,738
Global Multi-Strategy Fund		868			23			—
Global Opportunities Fund		—			36			—
Global Real Estate Securities Fund		20,690			2,420			—
High Yield Fund I		14,155			2			1,917
Inflation Protection Fund		422			2			—
International Emerging Markets Fund		3,155			(2)			—
International Equity Index Fund		4,030			18,374			—
International Fund I		736			(10,894)			—
LargeCap Growth Fund		1,647			11,242			—
LargeCap Growth Fund I		3,113			141			23,715
LargeCap S&P 500 Index Fund		7,358			204			—
LargeCap Value Fund		6,064			(99)			—
LargeCap Value Fund I		11,437			88,505			—
LargeCap Value Fund III		—			—			—
MidCap Growth Fund III		525			21			3,308
MidCap Value Fund I		2,050			42,868			—
MidCap Value Fund III		—			15			—
Overseas Fund		9,167			(53)			—
Preferred Securities Fund		6,753			1			689
SmallCap Growth Fund I		—			410			6,626
SmallCap Value Fund II		1,422			2,530			—
		$125,243			$155,960			$42,689
Amounts in thousands except shares

See accompanying notes

		Schedule of Investments
		Principal LifeTime 2035 Fund
		October 31, 2013

INVESTMENT COMPANIES - 99.94%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 99.94%
Bond & Mortgage Securities Fund (a)	3,620,101	$39,061
Bond Market Index Fund (a)	3,251,048	35,404
Core Plus Bond Fund I (a)	3,492,885	39,155
Diversified International Fund (a)	6,327,649	74,476
Diversified Real Asset Fund (a)	1,302,323	15,927
Global Multi-Strategy Fund (a)	2,105,719	22,594
Global Opportunities Fund (a),(b)	4,525,879	54,130
Global Real Estate Securities Fund (a)	5,951,528	52,314
High Yield Fund I (a)	1,811,930	19,496
Inflation Protection Fund (a)	778,617	6,766
International Emerging Markets Fund (a)	1,446,047	36,166
LargeCap Growth Fund (a)	2,864,623	33,144
LargeCap Growth Fund I (a)	10,134,967	129,322
LargeCap S&P 500 Index Fund (a)	6,242,217	77,840
LargeCap Value Fund (a)	4,509,960	61,245
LargeCap Value Fund I (a)	2,244,310	32,341
LargeCap Value Fund III (a)	4,742,550	65,163
MidCap Growth Fund III (a)	2,359,445	32,961
MidCap Value Fund III (a)	1,790,650	33,808
Overseas Fund (a)	6,493,001	78,630
Preferred Securities Fund (a)	1,561,501	15,943
SmallCap Growth Fund I (a),(b)	1,528,162	22,617
SmallCap Value Fund II (a)	1,661,394	22,911
		$1,001,414
TOTAL INVESTMENT COMPANIES		$1,001,414
Total Investments		$1,001,414
Other Assets in Excess of Liabilities, Net - 0.06%		$577
TOTAL NET ASSETS - 100.00%		$1,001,991

(a)	Affiliated Security
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	51.04%
International Equity Funds	29.51%
Fixed Income Funds	15.55%
Specialty Funds	3.84%
Other Assets in Excess of Liabilities, Net	0 .06%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2035 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	2,446,092	$23,733	1,246,728	$13,558	72,719	$788	3,620,101	$36,503
Bond Market Index Fund	2,632,321	28,680	671,960	7,386	53,233	579	3,251,048	35,487
Core Plus Bond Fund I	2,319,299	25,182	1,244,008	13,984	70,422	788	3,492,885	38,378
Diversified International Fund	4,117,315	35,801	2,327,392	24,775	117,058	1,266	6,327,649	59,310
Diversified Real Asset Fund	970,988	10,588	360,032	4,305	28,697	343	1,302,323	14,550
Global Multi-Strategy Fund	802,712	8,060	1,340,313	14,286	37,306	396	2,105,719	21,950
Global Opportunities Fund	—	—	4,589,830	50,829	63,951	712	4,525,879	50,118
Global Real Estate Securities Fund	4,561,646	34,081	1,491,248	12,655	101,366	863	5,951,528	45,873
High Yield Fund I	1,296,848	11,745	546,519	5,886	31,437	335	1,811,930	17,296
Inflation Protection Fund	586,359	5,164	211,199	1,904	18,941	168	778,617	6,900
International Emerging Markets Fund	1,140,960	23,245	334,113	8,354	29,026	703	1,446,047	30,896
International Equity Index Fund	1,909,488	18,570	182,690	1,859	2,092,178	23,539	—	—
International Fund I	2,226,655	23,398	176,642	1,973	2,403,297	28,977	—	—
LargeCap Growth Fund	3,473,334	22,655	661,613	6,476	1,270,324	12,529	2,864,623	17,972
LargeCap Growth Fund I	7,859,064	62,234	2,454,375	26,336	178,472	1,999	10,134,967	86,572
LargeCap S&P 500 Index Fund	4,984,430	39,367	1,367,514	14,932	109,727	1,238	6,242,217	53,061
LargeCap Value Fund	3,804,962	32,950	934,544	11,137	229,546	2,910	4,509,960	41,236
LargeCap Value Fund I	6,580,152	65,925	1,423,031	17,916	5,758,873	79,624	2,244,310	19,675
LargeCap Value Fund III	—	—	4,742,550	63,233	—	—	4,742,550	63,233
MidCap Growth Fund III	1,772,470	16,084	630,028	7,534	43,053	537	2,359,445	23,081
MidCap Value Fund I	1,427,501	16,325	112,317	1,629	1,539,818	24,860	—	—
MidCap Value Fund III	—	—	1,815,439	29,419	24,789	429	1,790,650	28,990
Overseas Fund	4,211,774	40,370	2,396,586	26,146	115,359	1,267	6,493,001	65,249
Preferred Securities Fund	1,202,375	11,449	386,583	4,057	27,457	284	1,561,501	15,222
SmallCap Growth Fund I	1,176,550	9,437	376,967	4,555	25,355	327	1,528,162	13,665
SmallCap Value Fund II	1,355,894	11,559	332,428	3,867	26,928	327	1,661,394	15,099

		$576,602		$378,991		$185,788		$800,316

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$828			$—			$—
Bond Market Index Fund		648			—			14
Core Plus Bond Fund I		913			—			327
Diversified International Fund		925			—			—
Diversified Real Asset Fund		166			—			293
Global Multi-Strategy Fund		118			—			—
Global Opportunities Fund		—			1			—
Global Real Estate Securities Fund		2,971			—			—
High Yield Fund I		1,969			—			255
Inflation Protection Fund		28			—			—
International Emerging Markets Fund		454			—			—
International Equity Index Fund		605			3,110			—
International Fund I		488			3,606			—
LargeCap Growth Fund		241			1,370			—
LargeCap Growth Fund I		454			1			3,461
LargeCap S&P 500 Index Fund		1,048			—			—
LargeCap Value Fund		912			59			—
LargeCap Value Fund I		1,646			15,458			—
LargeCap Value Fund III		—			—			—
MidCap Growth Fund III		70			—			440
MidCap Value Fund I		271			6,906			—
MidCap Value Fund III		—			—			—
Overseas Fund		948			—			—
Preferred Securities Fund		811			—			75
SmallCap Growth Fund I		—			—			875
SmallCap Value Fund II		188			—			—
		$16,702			$30,511			$5,740
Amounts in thousands except shares

See accompanying notes

			Schedule of Investments
			Principal LifeTime 2040 Fund
			October 31, 2013

INVESTMENT COMPANIES - 100.09%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 100.09%
Bond & Mortgage Securities Fund (a)	9,044,232		$97,587
Bond Market Index Fund (a)	8,647,038		94,166
Core Plus Bond Fund I (a)	8,658,308		97,060
Diversified International Fund (a)	28,878,912		339,905
Diversified Real Asset Fund (a)	5,218,834		63,826
Global Multi-Strategy Fund (a)	8,184,348		87,818
Global Opportunities Fund (a),(b)	19,000,417		227,245
Global Real Estate Securities Fund (a)	22,456,619		197,394
High Yield Fund I (a)	6,953,645		74,821
International Emerging Markets Fund (a)	6,843,911		171,166
LargeCap Growth Fund (a)	13,161,896		152,283
LargeCap Growth Fund I (a)	40,908,258		521,989
LargeCap S&P 500 Index Fund (a)	24,859,406		309,997
LargeCap Value Fund (a)	17,753,550		241,093
LargeCap Value Fund I (a)	9,791,321		141,093
LargeCap Value Fund III (a)	19,798,596		272,033
MidCap Growth Fund III (a)	9,740,092		136,069
MidCap Value Fund III (a)	6,527,632		123,242
Overseas Fund (a)	28,434,389		344,340
Preferred Securities Fund (a)	5,994,788		61,207
SmallCap Growth Fund I (a),(b)	6,173,980		91,375
SmallCap Value Fund II (a)	6,483,735		89,411
			$3,935,120
TOTAL INVESTMENT COMPANIES			$3,935,120
Total Investments			$3,935,120
Liabilities in Excess of Other Assets, Net - (0.09)%			$(3,463)
TOTAL NET ASSETS - 100.00%			$3,931,657

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			52.87%
International Equity Funds			32.56%
Fixed Income Funds			10.81%
Specialty Funds			3.85%
Liabilities in Excess of Other Assets, Net			(0.09)%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	8,707,486	$93,047	1,151,974	$12,595	815,228	$8,910	9,044,232	$96,736
Bond Market Index Fund	8,446,329	90,877	773,031	8,504	572,322	6,288	8,647,038	93,091
Core Plus Bond Fund I	8,183,610	87,929	1,265,032	14,322	790,334	8,909	8,658,308	93,342
Diversified International Fund	21,734,595	279,628	9,163,038	97,378	2,018,721	21,398	28,878,912	355,649
Diversified Real Asset Fund	4,622,107	49,114	1,011,217	12,081	414,490	4,935	5,218,834	56,261
Global Multi-Strategy Fund	3,813,798	38,536	4,897,686	52,364	527,136	5,567	8,184,348	85,341
Global Opportunities Fund	—	—	19,769,800	218,827	769,383	8,435	19,000,417	210,404
Global Real Estate Securities Fund	20,989,517	156,685	4,815,591	40,937	3,348,489	29,029	22,456,619	169,492
High Yield Fund I	6,032,874	56,270	1,431,941	15,409	511,170	5,482	6,953,645	66,191
International Emerging Markets Fund	5,858,821	137,608	1,477,875	35,700	492,785	12,250	6,843,911	161,058
International Equity Index Fund	10,254,369	99,442	506,790	5,161	10,761,159	117,627	—	—
International Fund I	11,974,901	151,091	453,379	5,072	12,428,280	144,760	—	—
LargeCap Growth Fund	18,701,848	129,770	1,285,549	12,554	6,825,501	69,864	13,161,896	82,907
LargeCap Growth Fund I	38,740,296	304,375	5,465,449	57,825	3,297,487	35,279	40,908,258	326,904
LargeCap S&P 500 Index Fund	24,188,154	216,229	2,647,441	28,668	1,976,189	21,384	24,859,406	223,514
LargeCap Value Fund	18,810,953	180,534	1,894,389	22,341	2,951,792	36,175	17,753,550	166,730
LargeCap Value Fund I	33,305,304	351,209	2,927,489	36,493	26,441,472	361,418	9,791,321	87,589
LargeCap Value Fund III	—	—	19,798,596	264,066	—	—	19,798,596	264,066
MidCap Growth Fund III	8,277,744	77,464	2,231,464	26,371	769,116	9,099	9,740,092	94,747
MidCap Value Fund I	6,379,147	76,922	226,412	3,285	6,605,559	106,476	—	—
MidCap Value Fund III	—	—	6,813,441	110,180	285,809	4,843	6,527,632	105,340
Overseas Fund	21,961,454	205,793	8,475,751	89,819	2,002,816	21,397	28,434,389	274,226
Preferred Securities Fund	5,601,343	55,721	786,162	8,243	392,717	4,113	5,994,788	59,851
SmallCap Growth Fund I	6,154,842	56,628	904,895	10,671	885,757	10,620	6,173,980	56,950
SmallCap Value Fund II	6,795,760	53,968	617,969	7,151	929,994	10,621	6,483,735	51,391

		$2,948,840		$1,196,017		$1,064,879		$3,181,780

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$2,459			$4			$—
Bond Market Index Fund		2,013			(2)			44
Core Plus Bond Fund I		3,112			—			1,113
Diversified International Fund		4,726			41			—
Diversified Real Asset Fund		762			1			1,340
Global Multi-Strategy Fund		544			8			—
Global Opportunities Fund		—			12			—
Global Real Estate Securities Fund		12,883			899			—
High Yield Fund I		8,518			(6)			1,151
International Emerging Markets Fund		2,254			—			—
International Equity Index Fund		3,139			13,024			—
International Fund I		2,544			(11,403)			—
LargeCap Growth Fund		1,257			10,447			—
LargeCap Growth Fund I		2,168			(17)			16,510
LargeCap S&P 500 Index Fund		4,925			1			—
LargeCap Value Fund		4,381			30			—
LargeCap Value Fund I		8,074			61,305			—
LargeCap Value Fund III		—			—			—
MidCap Growth Fund III		314			11			1,979
MidCap Value Fund I		1,167			26,269			—
MidCap Value Fund III		—			3			—
Overseas Fund		4,793			11			—
Preferred Securities Fund		3,354			—			341
SmallCap Growth Fund I		—			271			4,431
SmallCap Value Fund II		911			893			—
		$74,298			$101,802			$26,909
Amounts in thousands except shares

See accompanying notes

			Schedule of Investments
			Principal LifeTime 2045 Fund
			October 31, 2013

INVESTMENT COMPANIES - 99.92%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 99.92%
Bond & Mortgage Securities Fund (a)	955,724		$10,312
Bond Market Index Fund (a)	754,848		8,220
Core Plus Bond Fund I (a)	1,025,121		11,492
Diversified International Fund (a)	4,236,401		49,862
Diversified Real Asset Fund (a)	586,538		7,173
Global Multi-Strategy Fund (a)	1,022,362		10,970
Global Opportunities Fund (a),(b)	2,881,030		34,457
Global Real Estate Securities Fund (a)	3,362,873		29,560
High Yield Fund I (a)	991,805		10,672
International Emerging Markets Fund (a)	873,652		21,850
LargeCap Growth Fund (a)	1,846,155		21,360
LargeCap Growth Fund I (a)	6,012,455		76,719
LargeCap S&P 500 Index Fund (a)	3,562,221		44,421
LargeCap Value Fund (a)	2,615,536		35,519
LargeCap Value Fund I (a)	1,381,652		19,910
LargeCap Value Fund III (a)	2,940,463		40,402
MidCap Growth Fund III (a)	1,390,610		19,427
MidCap Value Fund III (a)	1,026,964		19,389
Overseas Fund (a)	4,298,370		52,053
Preferred Securities Fund (a)	1,082,016		11,047
SmallCap Growth Fund I (a),(b)	881,605		13,048
SmallCap Value Fund II (a)	955,897		13,182
			$561,045
TOTAL INVESTMENT COMPANIES			$561,045
Total Investments			$561,045
Other Assets in Excess of Liabilities, Net - 0.08%			$439
TOTAL NET ASSETS - 100.00%			$561,484

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			54.03%
International Equity Funds			33.44%
Fixed Income Funds			9 .22%
Specialty Funds			3.23%
Other Assets in Excess of Liabilities, Net			0 .08%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2045 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	680,079	$6,788	286,411	$3,126	10,766	$118	955,724	$9,796
Bond Market Index Fund	609,628	6,602	150,990	1,660	5,770	65	754,848	8,197
Core Plus Bond Fund I	621,119	6,777	414,220	4,684	10,218	115	1,025,121	11,346
Diversified International Fund	2,454,156	22,136	1,822,961	19,512	40,716	440	4,236,401	41,208
Diversified Real Asset Fund	407,887	4,497	185,495	2,219	6,844	82	586,538	6,634
Global Multi-Strategy Fund	403,915	4,100	628,188	6,668	9,741	103	1,022,362	10,665
Global Opportunities Fund	—	—	2,902,444	32,282	21,414	240	2,881,030	32,043
Global Real Estate Securities Fund	2,404,812	17,864	990,543	8,424	32,482	277	3,362,873	26,011
High Yield Fund I	789,398	7,537	351,775	3,784	149,368	1,602	991,805	9,729
International Emerging Markets Fund	634,329	13,507	249,213	6,204	9,890	241	873,652	19,470
International Equity Index Fund	1,161,459	11,550	116,633	1,187	1,278,092	14,418	—	—
International Fund I	1,282,516	13,064	111,490	1,244	1,394,006	16,745	—	—
LargeCap Growth Fund	1,957,102	13,312	485,782	4,801	596,729	6,192	1,846,155	12,508
LargeCap Growth Fund I	4,331,006	35,445	1,742,255	18,880	60,806	676	6,012,455	53,649
LargeCap S&P 500 Index Fund	2,721,659	22,183	961,085	10,576	120,523	1,405	3,562,221	31,374
LargeCap Value Fund	2,121,409	18,688	674,825	8,106	180,698	2,306	2,615,536	24,561
LargeCap Value Fund I	3,662,644	37,170	997,304	12,615	3,278,296	45,066	1,381,652	12,458
LargeCap Value Fund III	—	—	2,940,463	39,196	—	—	2,940,463	39,196
MidCap Growth Fund III	946,503	8,829	458,076	5,526	13,969	172	1,390,610	14,183
MidCap Value Fund I	764,526	8,945	66,441	962	830,967	13,428	—	—
MidCap Value Fund III	—	—	1,034,365	16,821	7,401	129	1,026,964	16,692
Overseas Fund	2,485,763	24,287	1,852,698	20,279	40,091	440	4,298,370	44,126
Preferred Securities Fund	794,683	7,788	297,234	3,113	9,901	102	1,082,016	10,799
SmallCap Growth Fund I	634,445	5,316	255,559	3,133	8,399	108	881,605	8,341
SmallCap Value Fund II	730,373	6,323	234,539	2,760	9,015	107	955,897	8,976

		$302,708		$237,762		$104,577		$451,962

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$227			$—			$—
Bond Market Index Fund		151			—			3
Core Plus Bond Fund I		245			—			88
Diversified International Fund		555			—			—
Diversified Real Asset Fund		70			—			124
Global Multi-Strategy Fund		60			—			—
Global Opportunities Fund		—			1			—
Global Real Estate Securities Fund		1,588			—			—
High Yield Fund I		1,147			10			155
International Emerging Markets Fund		254			—			—
International Equity Index Fund		370			1,681			—
International Fund I		283			2,437			—
LargeCap Growth Fund		136			587			—
LargeCap Growth Fund I		252			—			1,919
LargeCap S&P 500 Index Fund		575			20			—
LargeCap Value Fund		511			73			—
LargeCap Value Fund I		922			7,739			—
LargeCap Value Fund III		—			—			—
MidCap Growth Fund III		38			—			236
MidCap Value Fund I		146			3,521			—
MidCap Value Fund III		—			—			—
Overseas Fund		564			—			—
Preferred Securities Fund		547			—			50
SmallCap Growth Fund I		—			—			474
SmallCap Value Fund II		102			—			—
		$8,743			$16,069			$3,049
Amounts in thousands except shares

See accompanying notes

			Schedule of Investments
			Principal LifeTime 2050 Fund
			October 31, 2013

INVESTMENT COMPANIES - 100.00%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 100.00%
Bond & Mortgage Securities Fund (a)	2,026,849		$21,870
Bond Market Index Fund (a)	511,933		5,575
Core Plus Bond Fund I (a)	1,939,833		21,746
Diversified International Fund (a)	14,626,586		172,155
Diversified Real Asset Fund (a)	1,770,322		21,651
Global Multi-Strategy Fund (a)	2,808,689		30,137
Global Opportunities Fund (a),(b)	9,989,176		119,471
Global Real Estate Securities Fund (a)	11,330,567		99,596
High Yield Fund I (a)	3,478,617		37,430
International Emerging Markets Fund (a)	3,046,561		76,194
LargeCap Growth Fund (a)	6,346,551		73,430
LargeCap Growth Fund I (a)	20,274,054		258,697
LargeCap S&P 500 Index Fund (a)	12,310,958		153,518
LargeCap Value Fund (a)	9,030,855		122,639
LargeCap Value Fund I (a)	4,988,358		71,882
LargeCap Value Fund III (a)	10,428,542		143,288
MidCap Growth Fund III (a)	4,784,628		66,841
MidCap Value Fund III (a)	3,177,430		59,990
Overseas Fund (a)	14,986,830		181,490
Preferred Securities Fund (a)	3,716,067		37,941
SmallCap Growth Fund I (a),(b)	3,000,886		44,413
SmallCap Value Fund II (a)	3,187,831		43,960
			$1,863,914
TOTAL INVESTMENT COMPANIES			$1,863,914
Total Investments			$1,863,914
Other Assets in Excess of Liabilities, Net - 0.00%			$91
TOTAL NET ASSETS - 100.00%			$1,864,005

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			55.73%
International Equity Funds			34.81%
Fixed Income Funds			6 .68%
Specialty Funds			2.78%
Other Assets in Excess of Liabilities, Net			0 .00%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	1,790,526	$19,240	382,426	$4,176	146,103	$1,598	2,026,849	$21,818
Bond Market Index Fund	495,747	5,219	29,345	326	13,159	147	511,933	5,398
Core Plus Bond Fund I	1,686,519	18,154	391,728	4,426	138,414	1,563	1,939,833	21,018
Diversified International Fund	10,445,527	130,303	5,064,327	53,974	883,268	9,362	14,626,586	174,928
Diversified Real Asset Fund	1,543,607	16,281	360,882	4,308	134,167	1,599	1,770,322	18,990
Global Multi-Strategy Fund	1,604,830	16,210	1,379,771	14,648	175,912	1,858	2,808,689	29,000
Global Opportunities Fund	—	—	10,373,076	115,789	383,900	4,203	9,989,176	111,603
Global Real Estate Securities Fund	9,739,526	72,285	2,283,616	19,323	692,575	5,865	11,330,567	85,758
High Yield Fund I	2,818,184	28,199	860,860	9,259	200,427	2,151	3,478,617	35,306
International Emerging Markets Fund	2,743,792	65,665	514,847	12,876	212,078	5,261	3,046,561	73,280
International Equity Index Fund	5,100,215	50,505	334,064	3,412	5,434,279	61,057	—	—
International Fund I	5,109,802	62,958	279,586	3,137	5,389,388	64,146	—	—
LargeCap Growth Fund	8,855,684	60,832	1,001,408	9,860	3,510,541	35,316	6,346,551	39,777
LargeCap Growth Fund I	17,787,857	141,400	3,831,882	41,094	1,345,685	14,431	20,274,054	168,062
LargeCap S&P 500 Index Fund	11,130,861	99,994	1,965,787	21,484	785,690	8,530	12,310,958	112,945
LargeCap Value Fund	8,567,578	81,304	1,417,047	16,890	953,770	11,611	9,030,855	86,546
LargeCap Value Fund I	15,279,713	160,822	2,160,759	27,156	12,452,114	171,456	4,988,358	44,644
LargeCap Value Fund III	—	—	10,428,542	139,086	—	—	10,428,542	139,086
MidCap Growth Fund III	3,398,757	30,113	1,697,403	20,257	311,532	3,698	4,784,628	46,672
MidCap Value Fund I	2,856,778	33,940	158,854	2,315	3,015,632	48,205	—	—
MidCap Value Fund III	—	—	3,307,689	53,224	130,259	2,197	3,177,430	51,027
Overseas Fund	10,680,841	100,270	5,183,831	56,717	877,842	9,363	14,986,830	147,625
Preferred Securities Fund	3,251,893	33,339	667,629	6,997	203,455	2,132	3,716,067	38,204
SmallCap Growth Fund I	2,763,115	26,028	595,194	7,163	357,423	4,292	3,000,886	28,915
SmallCap Value Fund II	3,173,755	25,466	477,714	5,588	463,638	5,291	3,187,831	26,080

		$1,278,527		$653,485		$475,332		$1,506,682

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$528			$—			$—
Bond Market Index Fund		119			—			3
Core Plus Bond Fund I		646			1			231
Diversified International Fund		2,289			13			—
Diversified Real Asset Fund		257			—			451
Global Multi-Strategy Fund		231			—			—
Global Opportunities Fund		—			17			—
Global Real Estate Securities Fund		6,122			15			—
High Yield Fund I		4,067			(1)			541
International Emerging Markets Fund		1,064			—			—
International Equity Index Fund		1,573			7,140			—
International Fund I		1,094			(1,949)			—
LargeCap Growth Fund		599			4,401			—
LargeCap Growth Fund I		1,003			(1)			7,638
LargeCap S&P 500 Index Fund		2,283			(3)			—
LargeCap Value Fund		2,009			(37)			—
LargeCap Value Fund I		3,732			28,122			—
LargeCap Value Fund III		—			—			—
MidCap Growth Fund III		130			—			820
MidCap Value Fund I		528			11,950			—
MidCap Value Fund III		—			—			—
Overseas Fund		2,349			1			—
Preferred Securities Fund		2,021			—			199
SmallCap Growth Fund I		—			16			2,003
SmallCap Value Fund II		428			317			—
		$33,072			$50,002			$11,886
Amounts in thousands except shares

See accompanying notes

			Schedule of Investments
			Principal LifeTime 2055 Fund
			October 31, 2013

INVESTMENT COMPANIES - 99.71%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 99.71%
Bond & Mortgage Securities Fund (a)	118,783		$1,282
Bond Market Index Fund (a)	24,536		267
Core Plus Bond Fund I (a)	113,085		1,268
Diversified International Fund (a)	875,109		10,300
Diversified Real Asset Fund (a)	130,477		1,596
Global Multi-Strategy Fund (a)	176,805		1,897
Global Opportunities Fund (a),(b)	622,325		7,443
Global Real Estate Securities Fund (a)	677,963		5,959
High Yield Fund I (a)	202,224		2,176
International Emerging Markets Fund (a)	190,025		4,753
LargeCap Growth Fund (a)	401,065		4,640
LargeCap Growth Fund I (a)	1,243,829		15,871
LargeCap S&P 500 Index Fund (a)	750,099		9,354
LargeCap Value Fund (a)	531,971		7,224
LargeCap Value Fund I (a)	274,335		3,953
LargeCap Value Fund III (a)	629,040		8,643
MidCap Growth Fund III (a)	263,229		3,677
MidCap Value Fund III (a)	205,642		3,883
Overseas Fund (a)	927,618		11,233
Preferred Securities Fund (a)	209,163		2,136
SmallCap Growth Fund I (a),(b)	179,334		2,654
SmallCap Value Fund II (a)	190,521		2,627
			$112,836
TOTAL INVESTMENT COMPANIES			$112,836
Total Investments			$112,836
Other Assets in Excess of Liabilities, Net - 0.29%			$330
TOTAL NET ASSETS - 100.00%			$113,166

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			55.24%
International Equity Funds			35.08%
Fixed Income Funds			6 .30%
Specialty Funds			3.09%
Other Assets in Excess of Liabilities, Net			0 .29%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2055 Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	76,243	$772	48,838	$533	6,298	$70	118,783	$1,235
Bond Market Index Fund	21,214	228	3,629	40	307	2	24,536	266
Core Plus Bond Fund I	70,859	782	48,312	545	6,086	68	113,085	1,259
Diversified International Fund	423,495	3,965	498,318	5,434	46,704	499	875,109	8,900
Diversified Real Asset Fund	60,139	670	77,109	922	6,771	82	130,477	1,510
Global Multi-Strategy Fund	70,064	713	116,385	1,234	9,644	102	176,805	1,845
Global Opportunities Fund	—	—	648,751	7,224	26,426	290	622,325	6,935
Global Real Estate Securities Fund	422,960	3,134	289,677	2,462	34,674	299	677,963	5,298
High Yield Fund I	144,413	1,431	95,836	1,031	38,025	409	202,224	2,054
International Emerging Markets Fund	119,564	2,710	81,317	2,022	10,856	271	190,025	4,461
International Equity Index Fund	227,887	2,253	38,410	389	266,297	3,000	—	—
International Fund I	253,502	2,644	36,620	407	290,122	3,557	—	—
LargeCap Growth Fund	357,875	2,595	159,971	1,584	116,781	1,210	401,065	3,068
LargeCap Growth Fund I	782,474	6,740	529,732	5,772	68,377	739	1,243,829	11,773
LargeCap S&P 500 Index Fund	493,270	4,180	296,228	3,264	39,399	434	750,099	7,010
LargeCap Value Fund	372,286	3,390	206,208	2,477	46,523	578	531,971	5,294
LargeCap Value Fund I	666,702	6,939	304,913	3,844	697,280	9,571	274,335	2,590
LargeCap Value Fund III	—	—	629,040	8,388	—	—	629,040	8,388
MidCap Growth Fund III	161,035	1,559	118,023	1,430	15,829	191	263,229	2,798
MidCap Value Fund I	130,435	1,575	22,940	332	153,375	2,473	—	—
MidCap Value Fund III	—	—	214,854	3,511	9,212	153	205,642	3,358
Overseas Fund	476,267	4,747	498,163	5,446	46,812	499	927,618	9,694
Preferred Securities Fund	133,956	1,327	85,475	894	10,268	109	209,163	2,112
SmallCap Growth Fund I	113,294	1,025	75,584	936	9,544	117	179,334	1,844
SmallCap Value Fund II	126,933	1,126	73,565	867	9,977	117	190,521	1,876

		$54,505		$60,988		$24,840		$93,568

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$26			$—			$—
Bond Market Index Fund		5			—			—
Core Plus Bond Fund I		29			—			10
Diversified International Fund		99			—			—
Diversified Real Asset Fund		11			—			19
Global Multi-Strategy Fund		11			—			—
Global Opportunities Fund		—			1			—
Global Real Estate Securities Fund		292			1			—
High Yield Fund I		218			1			29
International Emerging Markets Fund		49			—			—
International Equity Index Fund		75			358			—
International Fund I		57			506			—
LargeCap Growth Fund		25			99			—
LargeCap Growth Fund I		47			—			359
LargeCap S&P 500 Index Fund		107			—			—
LargeCap Value Fund		92			5			—
LargeCap Value Fund I		172			1,378			—
LargeCap Value Fund III		—			—			—
MidCap Growth Fund III		7			—			42
MidCap Value Fund I		26			566			—
MidCap Value Fund III		—			—			—
Overseas Fund		111			—			—
Preferred Securities Fund		100			—			9
SmallCap Growth Fund I		—			—			87
SmallCap Value Fund II		18			—			—
		$1,577			$2,915			$555
Amounts in thousands except shares

See accompanying notes

			Schedule of Investments
			Principal LifeTime 2060 Fund
			October 31, 2013

INVESTMENT COMPANIES - 102.92%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 102.92%
Bond & Mortgage Securities Fund (a)	879		$9
Core Plus Bond Fund I (a)	846		10
Diversified International Fund (a)	6,512		77
Diversified Real Asset Fund (a)	945		12
Global Multi-Strategy Fund (a)	1,423		15
Global Opportunities Fund (a),(b)	4,579		55
Global Real Estate Securities Fund (a)	4,789		42
High Yield Fund I (a)	1,437		15
International Emerging Markets Fund (a)	1,529		38
LargeCap Growth Fund (a)	2,646		31
LargeCap Growth Fund I (a)	9,044		115
LargeCap S&P 500 Index Fund (a)	5,244		65
LargeCap Value Fund (a)	3,605		49
LargeCap Value Fund I (a)	3,039		44
LargeCap Value Fund III (a)	3,398		47
MidCap Growth Fund III (a)	2,087		29
MidCap Value Fund III (a)	1,548		29
Overseas Fund (a)	6,463		78
Preferred Securities Fund (a)	1,471		15
SmallCap Growth Fund I (a),(b)	1,249		19
SmallCap Value Fund II (a)	1,308		18
			$812
TOTAL INVESTMENT COMPANIES			$812
Total Investments			$812
Liabilities in Excess of Other Assets, Net - (2.92)%			$(23)
TOTAL NET ASSETS - 100.00%			$789

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			56.50%
International Equity Funds			36.76%
Fixed Income Funds			6 .26%
Specialty Funds			3.40%
Liabilities in Excess of Other Assets, Net			(2.92)%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime 2060 Fund
October 31, 2013

	October 31,	October 31,							October 31,	October 31,
Affiliated Securities	2012	2012		Purchases	Purchases	Sales		Sales	2013	2013
	Shares	Cost		Shares	Cost	Shares		Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	—	$—		978	$11	99		$1	879	$10
Core Plus Bond Fund I	—	—		942	11	96		2	846	9
Diversified International Fund	—	—		7,259	80	747		8	6,512	72
Diversified Real Asset Fund	—	—		1,052	13	107		2	945	11
Global Multi-Strategy Fund	—	—		1,585	17	162		2	1,423	15
Global Opportunities Fund	—	—		5,101	57	522		6	4,579	51
Global Real Estate Securities Fund	—	—		5,337	47	548		5	4,789	42
High Yield Fund I	—	—		1,598	17	161		2	1,437	15
International Emerging Markets Fund	—	—		1,704	42	175		4	1,529	38
LargeCap Growth Fund	—	—		2,946	31	300		3	2,646	28
LargeCap Growth Fund I	—	—		10,066	115	1,022		11	9,044	104
LargeCap S&P 500 Index Fund	—	—		5,839	68	595		6	5,244	62
LargeCap Value Fund	—	—		4,014	51	409		5	3,605	46
LargeCap Value Fund I	—	—		5,464	73	2,425		34	3,039	40
LargeCap Value Fund III	—	—		3,422	47	24		1	3,398	46
MidCap Growth Fund III	—	—		2,324	30	237		3	2,087	27
MidCap Value Fund III	—	—		1,723	30	175		3	1,548	27
Overseas Fund	—	—		7,203	80	740		8	6,463	72
Preferred Securities Fund	—	—		1,637	17	166		2	1,471	15
SmallCap Growth Fund I	—	—		1,389	18	140		2	1,249	16
SmallCap Value Fund II	—	—		1,456	18	148		2	1,308	16

		$—			$873			$112		$762

					Realized Gain/Loss				Realized Gain from
		Income			on Investments			Capital Gain Distributions
Bond & Mortgage Securities Fund			$—			$—	$			—
Core Plus Bond Fund I			—			—				—
Diversified International Fund			—			—				—
Diversified Real Asset Fund			—			—				—
Global Multi-Strategy Fund			—			—				—
Global Opportunities Fund			—			—				—
Global Real Estate Securities Fund			—			—				—
High Yield Fund I			—			—				—
International Emerging Markets Fund			—			—				—
LargeCap Growth Fund			—			—				—
LargeCap Growth Fund I			—			—				—
LargeCap S&P 500 Index Fund			—			—				—
LargeCap Value Fund			—			—				—
LargeCap Value Fund I			—			1				—
LargeCap Value Fund III			—			—				—
MidCap Growth Fund III			—			—				—
MidCap Value Fund III			—			—				—
Overseas Fund			—			—				—
Preferred Securities Fund			1			—				—
SmallCap Growth Fund I			—			—				—
SmallCap Value Fund II			—			—				—
			$1			$1	$			—
Amounts in thousands except shares

See accompanying notes

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2013

INVESTMENT COMPANIES - 99.95%	Shares Held	Value	(000	's)

Principal Funds, Inc. Institutional Class - 99.95%
Bond & Mortgage Securities Fund (a)	9,846,406		$106,243
Bond Market Index Fund (a)	8,343,192		90,857
Core Plus Bond Fund I (a)	9,482,783		106,302
Diversified International Fund (a)	1,675,071		19,716
Diversified Real Asset Fund (a)	2,927,521		35,804
Equity Income Fund (a)	2,089,639		48,417
Global Diversified Income Fund (a)	3,718,254		52,762
Global Multi-Strategy Fund (a)	1,992,990		21,385
Global Opportunities Fund (a),(b)	578,922		6,924
High Yield Fund I (a)	2,583,171		27,795
Inflation Protection Fund (a)	6,063,687		52,693
International Emerging Markets Fund (a)	199,605		4,992
LargeCap Growth Fund I (a)	2,148,785		27,418
LargeCap S&P 500 Index Fund (a)	1,428,494		17,813
MidCap Fund (a)	1,115,759		22,483
Overseas Fund (a)	1,718,444		20,810
Short-Term Income Fund (a)	8,230,771		100,909
SmallCap Growth Fund I (a),(b)	358,127		5,300
SmallCap Value Fund II (a)	392,510		5,413
			$774,036
TOTAL INVESTMENT COMPANIES			$774,036
Total Investments			$774,036
Other Assets in Excess of Liabilities, Net - 0.05%			$360
TOTAL NET ASSETS - 100.00%			$774,396

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type			Percent
Fixed Income Funds			62.61%
Domestic Equity Funds			16.37%
Specialty Funds			14.19%
International Equity Funds			6 .78%
Other Assets in Excess of Liabilities, Net			0 .05%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	10,246,674	$110,683	1,146,186	$12,592	1,546,454	$16,817	9,846,406	$106,457
Bond Market Index Fund	8,811,876	94,467	1,072,840	11,839	1,541,524	16,817	8,343,192	89,452
Core Plus Bond Fund I	9,689,788	102,807	1,291,756	14,705	1,498,761	16,817	9,482,783	100,703
Diversified International Fund	1,487,814	18,451	418,664	4,470	231,407	2,488	1,675,071	20,437
Diversified Real Asset Fund	3,024,678	31,886	402,227	4,790	499,384	5,966	2,927,521	30,721
Equity Income Fund	2,564,909	48,711	264,479	5,509	739,749	16,000	2,089,639	39,541
Global Diversified Income Fund	3,700,581	40,321	505,202	7,120	487,529	6,861	3,718,254	40,588
Global Multi-Strategy Fund	1,187,499	11,884	1,106,268	11,748	300,777	3,190	1,992,990	20,444
Global Opportunities Fund	—	—	659,263	7,130	80,341	890	578,922	6,252
High Yield Fund I	2,407,717	23,563	565,949	6,105	390,495	4,176	2,583,171	25,489
Inflation Protection Fund	6,448,410	55,861	555,144	5,067	939,867	8,352	6,063,687	52,641
International Emerging Markets Fund	212,847	5,100	23,364	594	36,606	895	199,605	4,798
International Equity Index Fund	343,135	3,282	24,754	252	367,889	3,919	—	—
International Fund I	460,107	6,816	25,462	285	485,569	5,702	—	—
LargeCap Growth Fund I	2,397,158	19,392	311,722	3,232	560,095	6,102	2,148,785	17,084
LargeCap S&P 500 Index Fund	1,616,679	16,129	160,325	1,695	348,510	3,886	1,428,494	14,005
MidCap Fund	1,143,016	16,864	117,209	1,954	144,466	2,566	1,115,759	16,449
Overseas Fund	1,524,758	14,135	422,795	4,479	229,109	2,487	1,718,444	16,180
Short-Term Income Fund	8,666,996	104,033	907,535	11,141	1,343,760	16,463	8,230,771	98,718
SmallCap Growth Fund I	353,618	2,842	51,584	596	47,075	596	358,127	2,888
SmallCap Value Fund II	406,941	3,166	35,296	396	49,727	596	392,510	3,032

		$730,393		$115,699		$141,586		$705,879

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$2,851			$(1)			$—
Bond Market Index Fund		2,113			(37)			46
Core Plus Bond Fund I		3,702			8			1,323
Diversified International Fund		324			4			—
Diversified Real Asset Fund		500			11			880
Equity Income Fund		1,460			1,321			—
Global Diversified Income Fund		2,843			8			305
Global Multi-Strategy Fund		170			2			—
Global Opportunities Fund		—			12			—
High Yield Fund I		3,387			(3)			461
Inflation Protection Fund		293			65			—
International Emerging Markets Fund		82			(1)			—
International Equity Index Fund		105			385			—
International Fund I		98			(1,399)			—
LargeCap Growth Fund I		135			562			1,025
LargeCap S&P 500 Index Fund		331			67			—
MidCap Fund		236			197			251
Overseas Fund		334			53			—
Short-Term Income Fund		1,675			7			—
SmallCap Growth Fund I		—			46			256
SmallCap Value Fund II		55			66			—
		$20,694			$1,373			$4,547
Amounts in thousands except shares

See accompanying notes

Schedule of Investments Real Estate Securities Fund October 31, 2013

COMMON STOCKS - 99.60%	Shares Held	Value (000		's)	REPURCHASE AGREEMENTS	Maturity

Healthcare - Services - 1.05%					(continued)	Amount (000's)	Value	(000	's)
Brookdale Senior Living Inc (a)	540,640		$14,640		Banks (continued)
					Investment in Joint Trading Account; Merrill	$1,438		$1,438
					Lynch Repurchase Agreement; 0.09%
Real Estate - 1.07%					dated 10/31/2013 maturing 11/01/2013
Jones Lang LaSalle Inc	157,460		14,990		(collateralized by US Government
					Securities; $1,466,460; 0.00% - 7.13%;
REITS - 97.48%					dated 03/15/14 - 01/15/48)
Apartment Investment & Management Co	1,340,063		37,495					$7,736
AvalonBay Communities Inc	336,654		42,099		TOTAL REPURCHASE AGREEMENTS			$7,736
Boston Properties Inc	583,019		60,342		Total Investments			$1,401,395
BRE Properties Inc	417,943		22,824		Liabilities in Excess of Other Assets, Net - (0.15)%			$(2,087)
Camden Property Trust	499,347		32,058		TOTAL NET ASSETS - 100.00%			$1,399,308
Campus Crest Communities Inc	424,756		4,252
Corrections Corp of America	1,020,302		37,752
CubeSmart	1,204,666		22,009		(a) Non-Income Producing Security
DDR Corp	1,779,073		30,155
Duke Realty Corp	1,221,321		20,237
DuPont Fabros Technology Inc	406,553		10,103
EPR Properties	564,399		28,993		Portfolio Summary (unaudited)
Equity One Inc	621,169		14,976		Sector			Percent
Equity Residential	790,567		41,394		Financial			99.10%
Essex Property Trust Inc	278,519		44,842		Consumer, Non-cyclical			1.05%
Extra Space Storage Inc	677,656		31,165		Liabilities in Excess of Other Assets, Net			(0 .15)%
Federal Realty Investment Trust	254,678		26,385		TOTAL NET ASSETS			100.00%
First Industrial Realty Trust Inc	2,382,471		43,051
General Growth Properties Inc	2,686,052		57,025
HCP Inc	668,351		27,737
Health Care REIT Inc	489,298		31,731
Host Hotels & Resorts Inc	3,142,241		58,289
Kilroy Realty Corp	285,418		15,173
Medical Properties Trust Inc	828,003		10,797
Pebblebrook Hotel Trust	971,811		29,349
Pennsylvania Real Estate Investment Trust	626,871		11,365
Prologis Inc	2,277,482		90,985
Public Storage	325,573		54,361
Ramco-Gershenson Properties Trust	268,060		4,359
Saul Centers Inc	369,133		17,349
Senior Housing Properties Trust	826,989		20,377
Simon Property Group Inc	1,102,694		170,421
SL Green Realty Corp	638,659		60,398
Strategic Hotels & Resorts Inc (a)	2,244,775		19,529
Sunstone Hotel Investors Inc	1,439,438		19,073
Taubman Centers Inc	350,747		23,076
Ventas Inc	583,459		38,065
Vornado Realty Trust	611,247		54,438
			$1,364,029
TOTAL COMMON STOCKS			$1,393,659
	Maturity
REPURCHASE AGREEMENTS - 0.55% Amount (000's)		Value	(000	's)

Banks - 0.55%
Investment in Joint Trading Account; Barclays $	1,843		$1,843
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $1,880,247; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	1,383		1,383
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $1,410,185; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	3,072		3,072
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $3,133,744; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)

See accompanying notes

			Schedule of Investments
			SAM Balanced Portfolio
			October 31, 2013

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 100.03%
Blue Chip Fund (a)	8,370,648		$113,171
Bond & Mortgage Securities Fund (a)	4,881,613		52,673
Diversified International Fund (a)	36,039,977		424,191
Equity Income Fund (a)	23,339,380		540,773
Global Diversified Income Fund (a)	4,724,084		67,035
Global Multi-Strategy Fund (a)	14,814,969		158,965
Global Real Estate Securities Fund (a)	2,547,617		22,394
Government & High Quality Bond Fund (a)	39,412,766		432,752
High Yield Fund (a)	11,303,214		89,295
Income Fund (a)	61,964,630		599,198
International Emerging Markets Fund (a)	4,115,403		102,926
LargeCap Growth Fund (a)	29,456,261		340,809
LargeCap Growth Fund II (a)	10,856,124		113,446
LargeCap Value Fund (a)	34,006,073		461,802
MidCap Fund (a)	5,875,294		118,387
Preferred Securities Fund (a)	5,194,184		53,033
Principal Capital Appreciation Fund (a)	5,558,801		296,340
Short-Term Income Fund (a)	12,833,922		157,344
SmallCap Growth Fund I (a),(b)	8,431,757		124,790
SmallCap Value Fund II (a)	9,205,870		126,949
Small-MidCap Dividend Income Fund (a)	7,167,822		95,547
			$4,491,820
TOTAL INVESTMENT COMPANIES			$4,491,820
Total Investments			$4,491,820
Liabilities in Excess of Other Assets, Net - (0.03)%			$(1,188)
TOTAL NET ASSETS - 100.00%			$4,490,632

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			51.94%
Fixed Income Funds			30.82%
International Equity Funds			12.24%
Specialty Funds			5.03%
Liabilities in Excess of Other Assets, Net			(0.03)%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
SAM Balanced Portfolio
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—	8,385,748	$108,024	15,100	$196	8,370,648	$107,825
Bond & Mortgage Securities Fund	4,496,066	49,408	403,130	4,369	17,583	189	4,881,613	53,581
Diversified International Fund	34,724,374	331,439	2,149,521	23,007	833,918	9,072	36,039,977	344,492
Equity Income Fund	26,785,326	410,052	822,698	17,449	4,268,644	92,266	23,339,380	353,186
Global Diversified Income Fund	4,154,046	55,042	755,980	10,599	185,942	2,620	4,724,084	63,001
Global Multi-Strategy Fund	8,978,826	90,814	5,836,143	62,126	—	—	14,814,969	152,940
Global Real Estate Securities Fund	5,298,920	39,152	371,679	3,075	3,122,982	26,614	2,547,617	18,497
Government & High Quality Bond	35,442,546	374,663	5,556,639	61,299	1,586,419	17,900	39,412,766	418,186
Fund
High Yield Fund	10,526,564	73,897	1,848,248	14,440	1,071,598	8,404	11,303,214	80,077
Income Fund	55,576,028	508,774	7,561,538	73,660	1,172,936	11,487	61,964,630	570,690
Inflation Protection Fund	2,115,841	17,922	723,044	6,665	2,838,885	24,355	—	—
International Emerging Markets Fund	2,115,339	43,748	2,016,424	47,982	16,360	396	4,115,403	91,297
LargeCap Blend Fund II	10,657,803	101,340	236,335	2,546	10,894,138	139,302	—	—
LargeCap Growth Fund	29,729,457	182,340	1,045,740	10,441	1,318,936	14,461	29,456,261	180,046
LargeCap Growth Fund II	12,995,988	82,428	654,216	5,772	2,794,080	27,883	10,856,124	65,391
LargeCap Value Fund	14,613,046	147,224	19,406,185	250,385	13,158	178	34,006,073	397,431
LargeCap Value Fund III	11,242,697	96,533	263,946	2,917	11,506,643	151,701	—	—
MidCap Fund	7,924,782	77,691	225,620	3,629	2,275,108	42,606	5,875,294	50,041
MidCap Growth Fund III	2,579,429	26,714	143,862	1,614	2,723,291	36,143	—	—
Preferred Securities Fund	5,939,383	43,093	422,302	4,427	1,167,501	12,062	5,194,184	36,401
Principal Capital Appreciation Fund	6,146,496	198,918	198,819	8,642	786,514	39,490	5,558,801	176,265
Short-Term Income Fund	10,471,345	124,227	2,404,246	29,435	41,669	508	12,833,922	153,150
SmallCap Growth Fund I	10,115,023	104,645	813,324	9,172	2,496,590	35,254	8,431,757	86,057
SmallCap Value Fund II	5,576,197	54,865	3,727,828	48,670	98,155	1,207	9,205,870	102,379
Small-MidCap Dividend Income Fund	7,049,021	69,996	318,886	3,738	200,085	2,595	7,167,822	71,369

		$3,304,925		$814,083		$696,889		$3,572,302

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$—			$(3)			$—
Bond & Mortgage Securities Fund		1,280			(7)			—
Diversified International Fund		7,543			(882)			—
Equity Income Fund		15,483			17,951			—
Global Diversified Income Fund		3,233			(20)			336
Global Multi-Strategy Fund		1,287			—			—
Global Real Estate Securities Fund		3,075			2,884			—
Government & High Quality Bond Fund		12,732			124			—
High Yield Fund		6,104			144			132
Income Fund		23,279			(257)			—
Inflation Protection Fund		98			(232)			—
International Emerging Markets Fund		814			(37)			—
LargeCap Blend Fund II		1,906			35,416			—
LargeCap Growth Fund		1,994			1,726			—
LargeCap Growth Fund II		1,074			5,074			1,616
LargeCap Value Fund		3,424			—			—
LargeCap Value Fund III		2,917			52,251			—
MidCap Fund		1,610			11,327			1,716
MidCap Growth Fund III		98			7,815			619
Preferred Securities Fund		3,220			943			345
Principal Capital Appreciation Fund		4,528			8,195			2,990
Short-Term Income Fund		2,194			(4)			—
SmallCap Growth Fund I		—			7,494			7,296
SmallCap Value Fund II		746			51			—
Small-MidCap Dividend Income Fund		2,654			230			216
		$101,293			$150,183			$15,266
Amounts in thousands except shares

See accompanying notes

			Schedule of Investments
	SAM Conservative Balanced Portfolio
			October 31, 2013

INVESTMENT COMPANIES - 99.88%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 99.88%
Blue Chip Fund (a)	1,866,845		$25,240
Bond & Mortgage Securities Fund (a)	3,331,244		35,944
Diversified International Fund (a)	7,943,252		93,492
Equity Income Fund (a)	5,223,914		121,038
Global Diversified Income Fund (a)	2,582,653		36,648
Global Multi-Strategy Fund (a)	3,370,564		36,166
Global Real Estate Securities Fund (a)	825,472		7,256
Government & High Quality Bond Fund (a)	21,083,586		231,498
High Yield Fund (a)	6,292,656		49,712
Income Fund (a)	32,249,800		311,856
International Emerging Markets Fund (a)	882,815		22,079
LargeCap Growth Fund (a)	6,672,254		77,198
LargeCap Growth Fund II (a)	2,395,356		25,031
LargeCap Value Fund (a)	7,635,435		103,689
MidCap Fund (a)	1,318,425		26,566
Preferred Securities Fund (a)	2,826,610		28,860
Principal Capital Appreciation Fund (a)	1,257,040		67,013
Short-Term Income Fund (a)	6,939,240		85,075
SmallCap Growth Fund I (a),(b)	1,874,269		27,739
SmallCap Value Fund II (a)	2,044,163		28,189
Small-MidCap Dividend Income Fund (a)	1,657,363		22,093
			$1,462,382
TOTAL INVESTMENT COMPANIES			$1,462,382
Total Investments			$1,462,382
Other Assets in Excess of Liabilities, Net - 0.12%			$1,774
TOTAL NET ASSETS - 100.00%			$1,464,156

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Fixed Income Funds			50.74%
Domestic Equity Funds			35.77%
International Equity Funds			8 .40%
Specialty Funds			4.97%
Other Assets in Excess of Liabilities, Net			0 .12%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—	1,871,092	$23,819	4,247	$57	1,866,845	$23,762
Bond & Mortgage Securities Fund	4,820,229	52,957	124,651	1,363	1,613,636	17,177	3,331,244	36,578
Diversified International Fund	7,346,054	68,559	799,996	8,602	202,798	2,231	7,943,252	74,711
Equity Income Fund	4,791,382	73,960	487,720	10,570	55,188	1,206	5,223,914	83,338
Global Diversified Income Fund	2,043,294	27,261	580,577	8,111	41,218	579	2,582,653	34,783
Global Multi-Strategy Fund	1,911,011	19,354	1,461,669	15,521	2,116	22	3,370,564	34,853
Global Real Estate Securities Fund	1,208,324	8,993	85,386	707	468,238	3,999	825,472	6,007
Government & High Quality Bond	16,732,797	179,600	4,818,300	53,343	467,511	5,256	21,083,586	227,630
Fund
High Yield Fund	4,086,307	28,907	2,424,367	18,890	218,018	1,718	6,292,656	46,075
Income Fund	28,420,895	265,127	4,417,008	43,388	588,103	5,743	32,249,800	302,624
Inflation Protection Fund	2,330,842	19,886	980,261	9,034	3,311,103	28,578	—	—
International Emerging Markets Fund	433,498	7,566	483,383	11,627	34,066	833	882,815	18,295
LargeCap Blend Fund II	2,518,255	23,593	41,049	439	2,559,304	32,043	—	—
LargeCap Growth Fund	5,791,788	36,456	1,010,835	10,566	130,369	1,357	6,672,254	45,708
LargeCap Growth Fund II	2,976,012	20,996	166,559	1,484	747,215	7,303	2,395,356	16,146
LargeCap Value Fund	3,859,866	38,375	3,862,231	49,568	86,662	1,028	7,635,435	86,932
LargeCap Value Fund III	2,256,685	19,720	82,568	914	2,339,253	31,041	—	—
MidCap Fund	1,663,581	19,444	44,143	698	389,299	7,254	1,318,425	14,379
MidCap Growth Fund III	568,966	5,833	48,783	553	617,749	8,189	—	—
Preferred Securities Fund	2,507,522	20,057	397,614	4,121	78,526	826	2,826,610	23,347
Principal Capital Appreciation Fund	1,404,434	46,646	55,417	2,455	202,811	10,078	1,257,040	40,954
Short-Term Income Fund	5,645,494	66,765	1,391,668	17,059	97,922	1,202	6,939,240	82,620
SmallCap Growth Fund I	2,171,918	23,169	190,496	2,199	488,145	6,780	1,874,269	19,817
SmallCap Value Fund II	1,231,406	12,125	853,998	11,128	41,241	461	2,044,163	22,804
Small-MidCap Dividend Income Fund	1,596,595	15,870	103,737	1,275	42,969	509	1,657,363	16,656

		$1,101,219		$307,434		$175,470		$1,258,019

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$—			$—			$—
Bond & Mortgage Securities Fund		1,290			(565)			—
Diversified International Fund		1,619			(219)			—
Equity Income Fund		3,035			14			—
Global Diversified Income Fund		1,648			(10)			168
Global Multi-Strategy Fund		286			—			—
Global Real Estate Securities Fund		707			306			—
Government & High Quality Bond Fund		6,435			(57)			—
High Yield Fund		2,578			(4)			53
Income Fund		12,234			(148)			—
Inflation Protection Fund		113			(342)			—
International Emerging Markets Fund		176			(65)			—
LargeCap Blend Fund II		439			8,011			—
LargeCap Growth Fund		390			43			—
LargeCap Growth Fund II		239			969			361
LargeCap Value Fund		898			17			—
LargeCap Value Fund III		607			10,407			—
MidCap Fund		338			1,491			361
MidCap Growth Fund III		22			1,803			136
Preferred Securities Fund		1,501			(5)			151
Principal Capital Appreciation Fund		1,035			1,931			683
Short-Term Income Fund		1,203			(2)			—
SmallCap Growth Fund I		—			1,229			1,561
SmallCap Value Fund II		163			12			—
Small-MidCap Dividend Income Fund		596			20			48
		$37,552			$24,836			$3,522
Amounts in thousands except shares

See accompanying notes

			Schedule of Investments
	SAM Conservative Growth Portfolio
			October 31, 2013

INVESTMENT COMPANIES - 100.10%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 100.10%
Blue Chip Fund (a)	7,160,712		$96,813
Diversified International Fund (a)	31,002,661		364,901
Diversified Real Asset Fund (a)	3,661,797		44,784
Equity Income Fund (a)	20,795,857		481,840
Global Multi-Strategy Fund (a)	12,643,877		135,669
Global Real Estate Securities Fund (a)	2,369,680		20,830
Government & High Quality Bond Fund (a)	9,123,150		100,172
High Yield Fund (a)	2,252,527		17,795
Income Fund (a)	15,337,182		148,311
International Emerging Markets Fund (a)	3,605,525		90,174
LargeCap Growth Fund (a)	26,261,037		303,840
LargeCap Growth Fund II (a)	9,257,365		96,739
LargeCap Value Fund (a)	29,091,629		395,064
MidCap Fund (a)	4,825,054		97,225
Preferred Securities Fund (a)	1,446,075		14,764
Principal Capital Appreciation Fund (a)	4,967,520		264,819
Short-Term Income Fund (a)	2,843,614		34,863
SmallCap Growth Fund I (a),(b)	7,452,261		110,293
SmallCap Value Fund II (a)	8,147,618		112,356
Small-MidCap Dividend Income Fund (a)	6,160,405		82,118
			$3,013,370
TOTAL INVESTMENT COMPANIES			$3,013,370
Total Investments			$3,013,370
Liabilities in Excess of Other Assets, Net - (0.10)%			$(2,981)
TOTAL NET ASSETS - 100.00%			$3,010,389

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			67.80%
International Equity Funds			15.80%
Fixed Income Funds			10.50%
Specialty Funds			6.00%
Liabilities in Excess of Other Assets, Net			(0.10)%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—	7,171,247	$91,779	10,535	$137	7,160,712	$91,640
Diversified International Fund	30,911,847	305,420	1,657,101	17,848	1,566,287	16,384	31,002,661	304,375
Diversified Real Asset Fund	3,783,719	42,035	325,641	3,873	447,563	5,370	3,661,797	40,634
Equity Income Fund	21,791,722	332,765	857,401	18,472	1,853,266	37,872	20,795,857	318,238
Global Multi-Strategy Fund	6,634,050	67,134	6,029,883	64,136	20,056	214	12,643,877	131,054
Global Real Estate Securities Fund	4,375,626	32,307	310,335	2,568	2,316,281	19,755	2,369,680	17,152
Government & High Quality Bond	9,510,616	99,575	583,847	6,505	971,313	10,658	9,123,150	95,503
Fund
High Yield Fund	2,733,432	18,078	253,944	1,996	734,849	5,732	2,252,527	14,726
Income Fund	18,152,282	166,528	1,456,429	14,261	4,271,529	41,268	15,337,182	138,897
International Emerging Markets Fund	1,818,968	43,811	1,858,309	43,719	71,752	1,751	3,605,525	85,666
LargeCap Blend Fund II	9,482,116	90,073	194,367	2,095	9,676,483	121,471	—	—
LargeCap Growth Fund	27,140,015	180,911	432,647	4,186	1,311,625	14,169	26,261,037	173,345
LargeCap Growth Fund II	11,806,292	78,822	368,810	3,223	2,917,737	29,011	9,257,365	59,007
LargeCap Value Fund	13,336,114	134,528	15,812,989	204,529	57,474	751	29,091,629	338,299
LargeCap Value Fund III	9,397,314	83,242	222,604	2,460	9,619,918	127,219	—	—
MidCap Fund	6,962,278	66,197	188,954	3,015	2,326,178	43,306	4,825,054	39,990
MidCap Growth Fund III	2,321,666	24,086	58,900	643	2,380,566	31,882	—	—
Preferred Securities Fund	1,818,321	13,562	242,115	2,517	614,361	6,359	1,446,075	10,236
Principal Capital Appreciation Fund	5,211,572	165,087	286,308	13,278	530,360	23,443	4,967,520	157,038
Short-Term Income Fund	2,898,539	34,448	125,852	1,544	180,777	2,208	2,843,614	33,786
SmallCap Growth Fund I	8,915,014	91,565	627,137	7,003	2,089,890	29,849	7,452,261	75,699
SmallCap Value Fund II	4,912,084	48,081	3,321,818	43,803	86,284	1,060	8,147,618	90,888
Small-MidCap Dividend Income Fund	6,320,544	62,723	248,807	2,920	408,946	4,864	6,160,405	61,191

		$2,180,978		$556,373		$574,733		$2,277,364

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$—			$(2)			$—
Diversified International Fund		6,580			(2,509)			—
Diversified Real Asset Fund		627			96			1,105
Equity Income Fund		12,730			4,873			—
Global Multi-Strategy Fund		952			(2)			—
Global Real Estate Securities Fund		2,568			2,032			—
Government & High Quality Bond Fund		3,352			81			—
High Yield Fund		1,511			384			33
Income Fund		7,058			(624)			—
International Emerging Markets Fund		702			(113)			—
LargeCap Blend Fund II		1,692			29,303			—
LargeCap Growth Fund		1,815			2,417			—
LargeCap Growth Fund II		968			5,973			1,456
LargeCap Value Fund		3,113			(7)			—
LargeCap Value Fund III		2,460			41,517			—
MidCap Fund		1,397			14,084			1,489
MidCap Growth Fund III		88			7,153			555
Preferred Securities Fund		1,005			516			111
Principal Capital Appreciation Fund		3,684			2,116			2,435
Short-Term Income Fund		563			2			—
SmallCap Growth Fund I		—			6,980			6,425
SmallCap Value Fund II		658			64			—
Small-MidCap Dividend Income Fund		2,313			412			191
		$55,836			$114,746			$13,800
Amounts in thousands except shares

See accompanying notes

			Schedule of Investments
			SAM Flexible Income Portfolio
			October 31, 2013

INVESTMENT COMPANIES - 99.79%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 99.79%
Blue Chip Fund (a)	1,346,752		$18,208
Bond & Mortgage Securities Fund (a)	6,670,493		71,975
Diversified International Fund (a)	4,559,411		53,664
Equity Income Fund (a)	6,309,509		146,191
Global Diversified Income Fund (a)	5,745,137		81,524
Global Real Estate Securities Fund (a)	1,664,295		14,629
Government & High Quality Bond Fund (a)	26,037,134		285,888
High Yield Fund (a)	11,652,970		92,058
Income Fund (a)	53,494,700		517,294
International Emerging Markets Fund (a)	793,634		19,849
LargeCap Growth Fund (a)	6,384,633		73,870
LargeCap Value Fund (a)	6,197,732		84,165
Preferred Securities Fund (a)	6,324,128		64,569
Principal Capital Appreciation Fund (a)	696,595		37,135
Short-Term Income Fund (a)	11,320,738		138,792
SmallCap Growth Fund I (a),(b)	1,700,311		25,165
Small-MidCap Dividend Income Fund (a)	6,070,337		80,918
			$1,805,894
TOTAL INVESTMENT COMPANIES			$1,805,894
Total Investments			$1,805,894
Other Assets in Excess of Liabilities, Net - 0.21%			$3,713
TOTAL NET ASSETS - 100.00%			$1,809,607

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Fixed Income Funds			64.69%
Domestic Equity Funds			25.73%
International Equity Funds			4 .87%
Specialty Funds			4.50%
Other Assets in Excess of Liabilities, Net			0 .21%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—	1,346,752	$17,291	—	$—	1,346,752	$17,291
Bond & Mortgage Securities Fund	4,895,763	53,792	1,832,784	19,879	58,054	620	6,670,493	73,025
Diversified International Fund	4,181,160	39,236	838,755	8,653	460,504	5,167	4,559,411	41,805
Equity Income Fund	4,931,371	75,649	1,396,019	30,487	17,881	386	6,309,509	105,751
Global Diversified Income Fund	4,804,081	64,016	1,026,070	14,295	85,014	1,200	5,745,137	77,101
Global Real Estate Securities Fund	2,367,693	17,560	510,296	4,290	1,213,694	10,391	1,664,295	12,081
Government & High Quality Bond	24,527,261	264,858	3,958,591	44,558	2,448,718	26,859	26,037,134	282,269
Fund
High Yield Fund	6,836,705	47,516	4,900,852	38,288	84,587	664	11,652,970	85,126
Income Fund	45,668,270	426,243	8,922,590	88,162	1,096,160	10,609	53,494,700	503,421
International Emerging Markets Fund	234,348	3,981	562,414	13,700	3,128	77	793,634	17,599
LargeCap Blend Fund II	2,248,440	21,103	36,817	394	2,285,257	28,607	—	—
LargeCap Growth Fund	6,092,044	46,779	736,267	7,012	443,678	4,875	6,384,633	49,477
LargeCap Growth Fund II	2,806,342	19,265	66,122	566	2,872,464	28,100	—	—
LargeCap Value Fund	2,784,531	27,577	3,421,316	44,092	8,115	93	6,197,732	71,578
LargeCap Value Fund III	2,035,477	16,177	49,294	544	2,084,771	27,709	—	—
Preferred Securities Fund	7,129,495	58,880	1,545,856	16,377	2,351,223	23,792	6,324,128	51,003
Principal Capital Appreciation Fund	673,227	22,829	99,979	4,407	76,611	3,815	696,595	23,812
Short-Term Income Fund	9,017,047	106,109	2,446,669	30,030	142,978	1,751	11,320,738	134,417
SmallCap Growth Fund I	1,144,767	12,281	619,952	8,122	64,408	937	1,700,311	19,490
Small-MidCap Dividend Income Fund	3,716,855	36,844	2,389,262	29,499	35,780	461	6,070,337	65,882

		$1,360,695		$420,646		$176,113		$1,631,128

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$—			$—			$—
Bond & Mortgage Securities Fund		1,538			(26)			—
Diversified International Fund		965			(917)			—
Equity Income Fund		3,341			1			—
Global Diversified Income Fund		3,785			(10)			393
Global Real Estate Securities Fund		1,496			622			—
Government & High Quality Bond Fund		9,286			(288)			—
High Yield Fund		4,697			(14)			89
Income Fund		20,385			(375)			—
International Emerging Markets Fund		90			(5)			—
LargeCap Blend Fund II		394			7,110			—
LargeCap Growth Fund		419			561			—
LargeCap Growth Fund II		226			8,269			341
LargeCap Value Fund		646			2			—
LargeCap Value Fund III		545			10,988			—
Preferred Securities Fund		4,374			(462)			433
Principal Capital Appreciation Fund		511			391			337
Short-Term Income Fund		1,982			29			—
SmallCap Growth Fund I		—			24			862
Small-MidCap Dividend Income Fund		1,619			—			116
		$56,299			$25,900			$2,571
Amounts in thousands except shares

See accompanying notes

			Schedule of Investments
			SAM Strategic Growth Portfolio
			October 31, 2013

INVESTMENT COMPANIES - 100.12%	Shares Held	Value (000	's)

Principal Funds, Inc. Institutional Class - 100.12%
Blue Chip Fund (a)	5,592,207		$75,607
Diversified International Fund (a)	16,509,940		194,322
Equity Income Fund (a)	14,617,850		338,695
Global Real Estate Securities Fund (a)	2,759,476		24,256
International Emerging Markets Fund (a)	3,730,271		93,294
LargeCap Growth Fund (a)	27,826,846		321,957
LargeCap Growth Fund II (a)	7,250,714		75,770
LargeCap Value Fund (a)	24,713,997		335,616
MidCap Fund (a)	1,411,508		28,442
Principal Capital Appreciation Fund (a)	3,566,312		190,120
SmallCap Growth Fund I (a),(b)	5,510,797		81,560
SmallCap Value Fund II (a)	5,479,229		75,558
Small-MidCap Dividend Income Fund (a)	3,981,323		53,071
			$1,888,268
TOTAL INVESTMENT COMPANIES			$1,888,268
Total Investments			$1,888,268
Liabilities in Excess of Other Assets, Net - (0.12)%			$(2,196)
TOTAL NET ASSETS - 100.00%			$1,886,072

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			83.58%
International Equity Funds			16.54%
Liabilities in Excess of Other Assets, Net			(0.12)%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2013

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2012	2012	Purchases	Purchases	Sales	Sales	2013	2013
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—	5,612,780	$71,552	20,573	$266	5,592,207	$71,283
Diversified International Fund	21,065,490	208,022	782,770	8,127	5,338,320	59,676	16,509,940	154,884
Equity Income Fund	13,467,361	206,634	1,684,136	37,378	533,647	10,850	14,617,850	233,973
Global Real Estate Securities Fund	5,533,805	40,093	397,359	3,287	3,171,688	27,446	2,759,476	19,644
Government & High Quality Bond	2,302,351	26,019	109,622	1,237	2,411,973	26,565	—	—
Fund
International Emerging Markets Fund	2,274,804	51,959	1,459,406	35,592	3,939	98	3,730,271	87,447
LargeCap Blend Fund II	6,990,816	64,038	110,206	1,178	7,101,022	87,901	—	—
LargeCap Growth Fund	23,741,945	165,591	4,211,775	44,541	126,874	1,411	27,826,846	208,708
LargeCap Growth Fund II	7,582,726	49,224	224,651	1,989	556,663	4,999	7,250,714	46,784
LargeCap Value Fund	8,915,423	89,816	15,868,731	206,720	70,157	916	24,713,997	295,608
LargeCap Value Fund III	5,924,180	47,562	140,300	1,550	6,064,480	79,674	—	—
MidCap Fund	5,047,032	47,760	139,078	2,213	3,774,602	71,549	1,411,508	11,648
MidCap Growth Fund III	3,105,608	30,874	71,063	776	3,176,671	40,691	—	—
Principal Capital Appreciation Fund	3,922,308	126,488	151,306	6,842	507,302	22,287	3,566,312	113,247
SmallCap Growth Fund I	7,888,841	81,594	538,370	6,029	2,916,414	40,846	5,510,797	55,784
SmallCap Value Fund II	3,981,947	37,720	1,546,181	20,233	48,899	602	5,479,229	57,366
Small-MidCap Dividend Income Fund	4,536,465	44,989	218,473	2,534	773,615	9,623	3,981,323	39,391

		$1,318,383		$451,778		$485,400		$1,395,767

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$—			$(3)			$—
Diversified International Fund		4,574			(1,589)			—
Equity Income Fund		8,306			811			—
Global Real Estate Securities Fund		3,287			3,710			—
Government & High Quality Bond Fund		548			(691)			—
International Emerging Markets Fund		874			(6)			—
LargeCap Blend Fund II		1,178			22,685			—
LargeCap Growth Fund		1,593			(13)			—
LargeCap Growth Fund II		605			570			911
LargeCap Value Fund		2,074			(12)			—
LargeCap Value Fund III		1,550			30,562			—
MidCap Fund		1,038			33,224			1,106
MidCap Growth Fund III		106			9,041			670
Principal Capital Appreciation Fund		2,720			2,204			1,801
SmallCap Growth Fund I		—			9,007			5,679
SmallCap Value Fund II		533			15			—
Small-MidCap Dividend Income Fund		1,652			1,491			138
		$30,638			$111,006			$10,305
Amounts in thousands except shares

See accompanying notes

Schedule of Investments Short-Term Income Fund October 31, 2013

	Principal					Principal
BONDS - 97.69%	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Agriculture - 0.97%					Banks (continued)
Cargill Inc					Commonwealth Bank of Australia
6.00%, 11/27/2017(a)	$15,000		$17,347		3.75%, 10/15/2014(a)	$12,500		$12,869
					Goldman Sachs Group Inc/The
					0.64%, 07/22/2015(b)	16,250		16,196
Automobile Asset Backed Securities - 6.53%					HSBC Bank PLC
American Credit Acceptance Receivables					3.10%, 05/24/2016(a)	3,750		3,948
Trust					3.50%, 06/28/2015(a)	13,500		14,125
1.64%, 11/15/2016(a),(b)	7,523		7,519
					ING Bank NV
AmeriCredit Automobile Receivables Trust					2.38%, 06/09/2014(a)	6,250		6,308
2013-1					JP Morgan Chase Bank NA
0.49%, 06/08/2016	9,327		9,322		0.58%, 06/13/2016(b)	6,000		5,943
AmeriCredit Automobile Receivables Trust
2013-3					5.88%, 06/13/2016	23,000		25,714
0.68%, 10/11/2016(b)	9,000		9,005		6.00%, 10/01/2017	11,500		13,257
Capital Auto Receivables Asset Trust / Ally					KeyBank NA/Cleveland OH
0.47%, 07/20/2014(b)	22,250		22,237		7.41%, 10/15/2027	25,000		27,276
					Morgan Stanley
CPS Auto Receivables Trust 2013-A					0.70%, 10/18/2016(b)	24,000		23,751
1.31%, 06/15/2020(a),(b)	13,448		13,410
CPS Auto Receivables Trust 2013-B					6.00%, 05/13/2014	11,500		11,822
1.82%, 09/15/2020(a),(b)	11,505		11,487		PNC Bank NA
					0.55%, 01/28/2016(b)	2,750		2,751
CPS Auto Receivables Trust 2013-C
1.62%, 04/16/2018(a)	11,767		11,771		4.88%, 09/21/2017	13,300		14,787
					6.00%, 12/07/2017	7,400		8,585
CPS Auto Trust
1.59%, 03/16/2020(a)	4,126		4,131		SunTrust Bank/Atlanta GA
					0.55%, 08/24/2015(b)	12,000		11,906
Ford Credit Auto Owner Trust					7.25%, 03/15/2018	9,000		10,812
0.40%, 09/15/2015	6,321		6,320		Wachovia Bank NA
Santander Drive Auto Receivables Trust 2013-					0.65%, 11/03/2014(b)	5,000		5,009
1
0.48%, 02/16/2016	8,272		8,269		4.88%, 02/01/2015	11,500		12,084
Santander Drive Auto Receivables Trust 2013-					6.00%, 11/15/2017	3,500		4,054
2					Wells Fargo Bank NA
0.47%, 03/15/2016(b)	12,854		12,848		5.75%, 05/16/2016	12,250		13,669
			$116,319					$345,461
					Beverages - 1.93%
Automobile Floor Plan Asset Backed Securities - 4.23%					PepsiCo Inc
Ally Master Owner Trust
0.62%, 04/15/2018(b)	16,500		16,463		0.75%, 03/05/2015	9,000		9,036
					SABMiller Holdings Inc
CNH Wholesale Master Note Trust					0.95%, 08/01/2018(a),(b)	4,500		4,540
0.77%, 08/15/2019(a),(b)	8,750		8,750
					1.85%, 01/15/2015(a)	5,500		5,569
Ford Credit Floorplan Master Owner Trust A
0.55%, 01/15/2018(b)	18,000		17,988		SABMiller PLC
					6.50%, 07/01/2016(a)	13,500		15,332
Nissan Master Owner Trust Receivables
0.47%, 02/15/2018(b)	17,000		16,980					$34,477
World Omni Master Owner Trust					Biotechnology - 0.49%
0.52%, 02/15/2018(a),(b)	15,250		15,233		Amgen Inc
			$75,414		2.13%, 05/15/2017	4,250		4,338
					Gilead Sciences Inc
Automobile Manufacturers - 1.27%					2.40%, 12/01/2014	4,250		4,329
Daimler Finance North America LLC
1.30%, 07/31/2015(a)	3,000		3,018					$8,667
1.88%, 09/15/2014(a)	10,000		10,106		Chemicals - 0.70%
Toyota Motor Credit Corp					Airgas Inc
1.75%, 05/22/2017	5,250		5,332		3.25%, 10/01/2015	12,000		12,444
2.05%, 01/12/2017	4,000		4,103

			$22,559		Commercial Services - 0.49%
Banks - 19.38%					ERAC USA Finance LLC
Australia & New Zealand Banking Group Ltd					2.25%, 01/10/2014(a)	4,750		4,764
3.70%, 01/13/2015(a)	5,750		5,967		5.60%, 05/01/2015(a)	3,750		4,001
Bank of America NA								$8,765
0.53%, 06/15/2016(b)	13,000		12,777
5.30%, 03/15/2017	24,000		26,652		Computers - 0.24%
Barclays Bank PLC					Apple Inc
5.20%, 07/10/2014	7,500		7,743		1.00%, 05/03/2018	4,500		4,370
Branch Banking & Trust Co
0.56%, 05/23/2017(b)	13,250		13,066		Diversified Financial Services - 6.44%
Citigroup Inc					Ford Motor Credit Co LLC
4.75%, 05/19/2015	8,750		9,241		3.98%, 06/15/2016	15,550		16,562
6.00%, 12/13/2013	10,000		10,060		General Electric Capital Corp
6.13%, 11/21/2017	13,000		15,089		0.46%, 05/11/2016(b)	10,000		9,948
					0.89%, 07/12/2016(b)	27,000		27,145

See accompanying notes

Schedule of Investments Short-Term Income Fund October 31, 2013

				Principal					Principal
	BONDS (continued)		Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

	Diversified Financial Services (continued)							Home Equity Asset Backed Securities (continued)
	General Electric Capital Corp		(continued)					Credit Suisse First Boston Mortgage Securities
	5.63%, 09/15/2017			$4,500		$5,168		Corp
	Jefferies Group LLC							4.80%, 05/25/2035	$5,000		$5,186
	3.88%, 11/09/2015			6,500		6,760		Home Equity Asset Trust 2005-2
	MassMutual Global Funding II							0.89%, 07/25/2035(b)	2,217		2,201
	2.30%, 09/28/2015(a)			15,500		15,997		Home Equity Asset Trust 2005-4
	2.88%, 04/21/2014(a)			7,000		7,087		0.64%, 10/25/2035(b)	4,725		4,236
	Murray Street Investment Trust I							JP Morgan Mortgage Acquisition Corp 2005-
	4.65%, 03/09/2017(b)			24,000		26,093		FLD1
						$114,760		0.66%, 07/25/2035(b)	3,269		3,257
								JP Morgan Mortgage Acquisition Corp 2005-
	Electric - 4.68%							OPT1
	LG&E and KU Energy LLC							0.62%, 06/25/2035(b)	1,632		1,616
	2.13%, 11/15/2015			10,000		10,208		Mastr Asset Backed Securities Trust 2005-
	Nisource Finance Corp							FRE1
	5.25%, 09/15/2017			8,500		9,484		0.42%, 10/25/2035(b)	1,127		1,123
	PPL Energy Supply LLC							New Century Home Equity Loan Trust 2005-
	5.70%, 10/15/2035			10,000		10,620		3
	6.50%, 05/01/2018			3,500		3,971		0.65%, 07/25/2035(b)	20,000		19,837
	Public Service Co of New Mexico							RAMP Series 2005-EFC2 Trust
	7.95%, 05/15/2018			19,000		22,891		0.64%, 07/25/2035(b)	962		946
	Southern Co/The							RASC Series 2003-KS10 Trust
	2.45%, 09/01/2018			7,000		7,124		4.47%, 03/25/2032	659		676
	TransAlta Corp							RASC Series 2005-EMX4 Trust
	6.65%, 05/15/2018			16,750		19,174		0.51%, 11/25/2035(b)	2,130		2,124
						$83,472		Soundview Home Loan Trust 2005-CTX1
	Finance - Mortgage Loan/Banker - 2.32%							0.59%, 11/25/2035(b)	3,750		3,644
	Fannie Mae							Structured Asset Securities Corp Mortgage
	0.88%, 02/08/2018			16,500		16,241		Loan Trust Series 2005-GEL4
	1.13%, 04/27/2017			15,000		15,129		0.79%, 08/25/2035(b)	1,200		1,146
	Freddie Mac							Terwin Mortgage Trust 2005-2HE
	0.63%, 12/29/2014			10,000		10,047		0.93%, 01/25/2035(a),(b)	731		726
						$41,417		Wells Fargo Home Equity Asset-Backed
								Securities 2004-2 Trust
Food	- 0.65%							0.59%, 10/25/2034(b)	267		258
	Ingredion Inc							5.00%, 10/25/2034	11,500		11,427
	3.20%, 11/01/2015			6,750		7,008		5.00%, 10/25/2034	90		92
	Tesco PLC							Wells Fargo Home Equity Asset-Backed
	2.00%, 12/05/2014(a)			4,500		4,558		Securities 2005-2 Trust
						$11,566		0.58%, 11/25/2035(b)	4,000		3,961
Gas	- 0.35%										$90,718
	Florida Gas Transmission Co LLC							Insurance - 6.08%
	4.00%, 07/15/2015(a)			6,000		6,286		Aspen Insurance Holdings Ltd
								6.00%, 08/15/2014	4,750		4,939
	Home Equity Asset Backed Securities - 5.09%							Berkshire Hathaway Finance Corp
	ABFC 2005-OPT1 Trust							1.50%, 01/10/2014	4,500		4,511
	0.53%, 07/25/2035(b)			802		783		1.60%, 05/15/2017	20,000		20,164
	ABFC 2005-WMC1 Trust							Berkshire Hathaway Inc
	0.83%, 06/25/2035(b)			4,656		4,572		2.20%, 08/15/2016	4,000		4,152
	ACE Securities Corp Home Equity Loan Trust							MetLife Institutional Funding II
								0.61%, 01/06/2015(a),(b)	3,000		3,009
	Series 2005-AG1
	0.53%, 08/25/2035(b)			387		361		Metropolitan Life Global Funding I
								5.13%, 06/10/2014(a)	12,250		12,593
	ACE Securities Corp Home Equity Loan Trust
	Series 2005-HE2							New York Life Global Funding
	0.85%, 04/25/2035(b)			434		433		2.45%, 07/14/2016(a)	16,500		17,140
	0.89%, 04/25/2035(b)			2,000		1,980		3.00%, 05/04/2015(a)	4,000		4,146
	ACE Securities Corp Home Equity Loan Trust							Prudential Covered Trust 2012-1
								3.00%, 09/30/2015(a)	23,481		24,296
	Series 2005-WF1
	0.51%, 05/25/2035(b)			4,652		4,511		Prudential Holdings LLC
								1.13%, 12/18/2017(a),(b)	13,500		13,422
	Asset Backed Securities Corp Home Equity
	Loan Trust Series OOMC 2005-HE6										$108,372
	0.68%, 07/25/2035(b)			4,500		4,431
								Iron & Steel - 0.38%
	Bayview Financial Acquisition Trust							ArcelorMittal
	0.80%, 05/28/2044(b)			2,441		2,402
	5.66%, 12/28/2036(b)			537		538		4.25%, 03/01/2016	6,500		6,711
	Bear Stearns Asset Backed Securities I Trust
	2006	-PC1						Machinery - Construction & Mining - 0.63%
	0.50%, 12/25/2035(b)			8,400		8,251		Caterpillar Financial Services Corp
								2.05%, 08/01/2016	4,500		4,640

See accompanying notes

Schedule of Investments Short-Term Income Fund October 31, 2013

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Machinery - Construction & Mining (continued)					Mortgage Backed Securities (continued)
Caterpillar Inc					Ginnie Mae (continued)
1.50%, 06/26/2017	$6,500		$6,537		1.14%, 08/16/2042(b)	$98,651		$7,984
			$11,177		1.15%, 06/16/2045(b)	89,473		7,336
					1.21%, 02/16/2046(b),(c)	90,000		7,566
Manufactured Housing Asset Backed Securities - 0.01%					1.41%, 12/16/2036(b)	79,573		7,063
Green Tree Financial Corp					4.50%, 08/20/2032	252		262
7.70%, 09/15/2026	120		131		JP Morgan Mortgage Trust 2004-S1
					5.00%, 09/25/2034	3,376		3,477
Media - 0.70%					JP Morgan Resecuritization Trust Series 2010-
NBCUniversal Enterprise Inc					4
0.78%, 04/15/2016(a),(b)	4,500		4,520		2.43%, 10/26/2036(a),(b)	2,289		2,306
Walt Disney Co/The					MASTR Adjustable Rate Mortgages Trust
1.13%, 02/15/2017	8,000		8,009		2004-9
			$12,529		0.67%, 11/25/2034(b)	202		202
					MASTR Alternative Loan Trust 2003-9
Mining - 0.68%					6.50%, 01/25/2019	898		941
Teck Resources Ltd					MASTR Asset Securitization Trust
5.38%, 10/01/2015	3,750		4,044		5.25%, 12/25/2033	1,964		1,975
Xstrata Finance Canada Ltd					MASTR Asset Securitization Trust 2004-11
2.45%, 10/25/2017(a)	8,000		8,038
					5.00%, 12/25/2019	209		216
			$12,082		MASTR Asset Securitization Trust 2004-9
Mortgage Backed Securities - 10.89%					5.00%, 09/25/2019	1,275		1,298
Alternative Loan Trust 2004-J8					Prime Mortgage Trust 2005-2
					5.25%, 07/25/2020(b)	1,854		1,874
6.00%, 02/25/2017	660		668
Banc of America Alternative Loan Trust 2003-					RALI Series 2003-QS23 Trust
10					5.00%, 12/26/2018	3,230		3,292
5.00%, 12/25/2018	1,025		1,053		RALI Series 2004-QS3 Trust
Banc of America Funding 2004-3 Trust					5.00%, 03/25/2019	1,442		1,498
4.75%, 09/25/2019	1,083		1,111		Sequoia Mortgage Trust 2013-4
					1.55%, 04/25/2043(b)	16,813		16,147
Banc of America Mortgage Trust 2004-8
5.25%, 10/25/2019	516		530		Sequoia Mortgage Trust 2013-8
					2.25%, 06/25/2043(b)	13,129		13,420
Banc of America Mortgage Trust 2005-2
5.00%, 03/25/2020	266		267		Springleaf Mortgage Loan Trust
					1.27%, 06/25/2058(a),(b)	15,835		15,651
Banc of America Mortgage Trust 2005-7
5.00%, 08/25/2020	423		431		Springleaf Mortgage Loan Trust 2012-2
					2.22%, 10/25/2057(a)	10,372		10,555
Cendant Mortgage Capital LLC CDMC
Mortgage Pass Through Ce Se 04 3					Springleaf Mortgage Loan Trust 2012-3
4.89%, 06/25/2034(b)	136		137		1.57%, 12/25/2059(a),(b)	13,654		13,653
CHL Mortgage Pass-Through Trust 2003-28					Springleaf Mortgage Loan Trust 2013-2
					1.78%, 12/25/2065(a)	9,176		9,150
4.50%, 08/25/2033	406		407
CHL Mortgage Pass-Through Trust 2004-19					WaMu Mortgage Pass-Through Certificates
5.25%, 10/25/2034	147		147		Series 2003-S8 Trust
CHL Mortgage Pass-Through Trust 2004-J1					5.00%, 09/25/2018	342		354
4.50%, 01/25/2019(b)	565		575					$194,045
CHL Mortgage Pass-Through Trust 2004-J7					Oil & Gas - 6.00%
5.00%, 09/25/2019	1,151		1,192		BP Capital Markets PLC
Countrywide Asset-Backed Certificates					1.85%, 05/05/2017	4,500		4,578
0.45%, 11/25/2035(b)	242		242
					3.13%, 10/01/2015	4,000		4,184
Credit Suisse First Boston Mortgage Securities					3.63%, 05/08/2014	10,000		10,167
Corp					5.25%, 11/07/2013	8,000		8,002
1.13%, 05/25/2034(b)	522		502
					Chevron Corp
5.00%, 09/25/2019	189		189		1.72%, 06/24/2018	11,700		11,719
5.00%, 10/25/2019	1,112		1,125		Ensco PLC
Fannie Mae REMICS					3.25%, 03/15/2016	10,250		10,746
0.42%, 03/25/2035(b)	1		1
					Petrobras International Finance Co
Freddie Mac REMICS					3.88%, 01/27/2016	8,250		8,529
0.62%, 06/15/2023(b)	21		21
					Phillips 66
Ginnie Mae					2.95%, 05/01/2017	11,000		11,448
0.62%, 07/16/2054(b)	89,151		5,411
0.70%, 08/16/2051(b)	86,786		5,733		Shell International Finance BV
0.87%, 02/16/2053(b)	127,933		9,754		3.10%, 06/28/2015	10,000		10,430
					Total Capital Canada Ltd
0.92%, 03/16/2052(b)	88,370		7,701		0.62%, 01/15/2016(b)	6,250		6,285
0.93%, 10/16/2054(b)	35,738		2,469
					Total Capital International SA
0.94%, 06/16/2055	51,000		3,396		1.55%, 06/28/2017	10,000		10,103
0.95%, 10/16/2054(b)	58,373		3,613
1.01%, 01/16/2055(b)	71,507		4,714		Total Capital SA
1.03%, 10/16/2054(b)	39,660		2,784		3.00%, 06/24/2015	10,250		10,668
1.03%, 02/16/2055(b)	79,345		4,594					$106,859
1.06%, 03/16/2049(b)	132,025		9,058

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2013

		Principal						Principal
BONDS (continued)		Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Oil & Gas Services - 0.95%							Pharmaceuticals - 1.74%
Schlumberger Investment SA							AbbVie Inc
1.95%, 09/14/2016(a)		$6,500		$6,672			1.20%, 11/06/2015	$22,500		$22,658
Weatherford International Ltd/Bermuda							Merck & Co Inc
5.50%, 02/15/2016		9,500		10,311			1.10%, 01/31/2018	8,500		8,371
				$16,983						$31,029

Other Asset Backed Securities - 5.68%							Pipelines - 0.28%
Ameriquest Mortgage Securities Inc Asset-							DCP Midstream LLC
Backed Pass-Through Ctfs Ser 2004-R11							5.38%, 10/15/2015(a)	4,585		4,911
0.47%, 11/25/2034(b)		799		793
Ameriquest Mortgage Securities Inc Asset-
Backed Pass-Through Ctfs Ser 2005-R1							Real Estate - 0.56%
0.62%, 03/25/2035(b)		4,699		4,627			WEA Finance LLC
							7.13%, 04/15/2018(a)	4,500		5,393
Ameriquest Mortgage Securities Inc Asset-							WEA Finance LLC / WT Finance Aust Pty
Backed Pass-Through Ctfs Ser 2005-R6
0.37%, 08/25/2035(b)		635		629			Ltd
							5.75%, 09/02/2015(a)	4,250		4,614
Carrington Mortgage Loan Trust Series 2005-
FRE1										$10,007
0.45%, 12/25/2035(b)		183		182		REITS	- 1.94%
Carrington Mortgage Loan Trust Series 2005-							BioMed Realty LP
NC4							3.85%, 04/15/2016	7,000		7,356
0.57%, 09/25/2035(b)		2,261		2,223			Health Care REIT Inc
Citigroup Mortgage Loan Trust Inc							3.63%, 03/15/2016	5,500		5,781
0.60%, 07/25/2035(b)		952		939			5.88%, 05/15/2015	6,000		6,433
CNH Equipment Trust 2012-D							6.00%, 11/15/2013	5,000		5,007
0.45%, 04/15/2016		6,119		6,119			Healthcare Realty Trust Inc
Countrywide Asset-Backed Certificates							6.50%, 01/17/2017	4,500		5,069
0.62%, 08/25/2035(b)		4,536		4,501			Nationwide Health Properties Inc
0.63%, 10/25/2035(b)		454		453			6.00%, 05/20/2015	4,500		4,850
0.66%, 12/25/2035(b)		1,670		1,661						$34,496
0.68%, 11/25/2035(b)		5,079		5,049
Credit-Based Asset Servicing and							Savings & Loans - 0.00%
Securitization LLC							Washington Mutual Bank / Henderson NV
5.03%, 07/25/2035(b)		8,125		8,301			0.00%, 01/15/2013(d)	1,200		—
FFMLT Trust 2005-FF2
0.83%, 03/25/2035(b)		1,365		1,357			Semiconductors - 0.34%
Fieldstone Mortgage Investment Trust Series							Samsung Electronics America Inc
2005-1							1.75%, 04/10/2017(a)	6,000		6,072
1.25%, 03/25/2035(b)		5,568		5,384
First Franklin Mortgage Loan Trust 2005-FF4
0.60%, 05/25/2035(b)		1,362		1,342			Student Loan Asset Backed Securities - 1.42%
First Franklin Mortgage Loan Trust 2005-FF9							SLC Private Student Loan Trust 2010-B
0.45%, 10/25/2035(b)		795		794			3.67%, 07/15/2042(a),(b)	5,758		5,989
JP Morgan Mortgage Acquisition Corp 2005-							SLM Private Credit Student Loan Trust 2002-
OPT2							A
0.46%, 12/25/2035(b)		2,972		2,845			0.80%, 12/16/2030(b)	7,998		7,803
Mastr Specialized Loan Trust							SLM Private Education Loan Trust 2013-1
1.42%, 11/25/2034(a),(b)		2,493		2,424			0.77%, 08/15/2022(a),(b)	6,891		6,869
Merrill Lynch Mortgage Investors Trust Series							SLM Private Education Loan Trust 2013-B
							0.82%, 07/15/2022(a),(b)	4,686		4,666
2005	-FM1
0.55%, 05/25/2036(b)		3,676		3,616						$25,327
PFS Financing Corp							Telecommunications - 2.51%
0.67%, 04/17/2017(a),(b)		8,750		8,726
(a),(b)							AT&T Inc
0.72%, 02/15/2018		18,000		17,885			0.65%, 02/12/2016(b)	9,000		8,987
Saxon Asset Securities Trust 2005-3							Verizon Communications Inc
0.54%, 11/25/2035(b)		3,371		3,300			2.00%, 09/14/2018(b)	4,500		4,751
Securitized Asset Backed Receivables LLC							3.65%, 09/14/2018	10,500		11,167
Trust 2005-OP2							5.50%, 02/15/2018	4,250		4,840
0.49%, 10/25/2035(b)		7,232		6,754
							Vodafone Group PLC
Securitized Asset Backed Receivables LLC							0.65%, 02/19/2016(b)	9,000		8,999
Trust 2006-OP1							1.63%, 03/20/2017	6,000		6,007
0.47%, 10/25/2035(b)		351		342
										$44,751
Springleaf Funding Trust 2013-A
2.58%, 09/15/2021(a),(b)		8,500		8,456			Trucking & Leasing - 1.14%
Wachovia Mortgage Loan Trust Series 2005-							Penske Truck Leasing Co Lp / PTL Finance
WMC1							Corp
0.91%, 10/25/2035(b)		2,544		2,505			2.50%, 03/15/2016(a)	6,000		6,132
				$101,207			3.13%, 05/11/2015(a)	13,750		14,129
										$20,261
							TOTAL BONDS			$1,740,992

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2013

	U.S. GOVERNMENT & GOVERNMENT	Principal				REPURCHASE AGREEMENTS	Maturity
	AGENCY OBLIGATIONS - 1.05%	Amount (000's)	Value	(000	's)	(continued)	Amount (000's)	Value	(000	's)

	Federal Home Loan Mortgage Corporation (FHLMC) -					Banks (continued)
	0.03%
	2.24%, 11/01/2021(b)	$9		$9		Investment in Joint Trading Account; Merrill	$3,756		$3,756
	2.38%, 09/01/2035(b)	150		159		Lynch Repurchase Agreement; 0.09%
						dated 10/31/2013 maturing 11/01/2013
	6.00%, 04/01/2017	40		42		(collateralized by US Government
	6.00%, 05/01/2017	71		75
	6.50%, 12/01/2015	4		4		Securities; $3,829,523; 0.00% - 7.13%;
	7.00%, 12/01/2022	119		128		dated 03/15/14 - 01/15/48)
	7.50%, 12/01/2029	1		1					$20,203
	9.50%, 08/01/2016	3		4		TOTAL REPURCHASE AGREEMENTS			$20,203
				$422		Total Investments			$1,779,822
						Other Assets in Excess of Liabilities, Net - 0.13%			$2,300
	Federal National Mortgage Association (FNMA) - 0.08%					TOTAL NET ASSETS - 100.00%			$1,782,122
	2.12%, 01/01/2019(b)	2		2
	2.18%, 11/01/2022(b)	2		3
	2.30%, 10/01/2035(b)	373		393		(a)			Security exempt from registration under Rule 144A of the Securities Act of
	2.30%, 02/01/2037(b)	187		199		1933. These securities may be resold in transactions exempt from
	2.35%, 07/01/2034(b)	221		234		registration, normally to qualified institutional buyers. Unless otherwise
	2.35%, 08/01/2034(b)	93		98		indicated, these securities are not considered illiquid. At the end of the
	2.36%, 01/01/2035(b)	30		30		period, the value of these securities totaled $456,266 or 25.60% of net
	2.41%, 11/01/2032(b)	67		67		assets.
	2.42%, 07/01/2034(b)	64		67		(b) Variable Rate. Rate shown is in effect at October 31, 2013.
	2.42%, 02/01/2035(b)	30		32		(c)			Fair value of these investments is determined in good faith by the
	2.53%, 12/01/2032(b)	97		104		Manager under procedures established and periodically reviewed by the
	2.63%, 01/01/2035(b)	159		169		Board of Directors. At the end of the period, the fair value of these
	4.22%, 11/01/2035(b)	13		13		securities totaled $7,566 or 0.42% of net assets.
	5.60%, 04/01/2019(b)	4		4		(d) Non-Income Producing Security
	6.00%, 07/01/2028	7		7		(e)			Security or a portion of the security was pledged to cover margin
	7.50%, 10/01/2029	9		10		requirements for futures contracts. At the end of the period, the value of
	8.00%, 05/01/2027	3		3		these securities totaled $922 or 0.05% of net assets.
	8.50%, 11/01/2017	4		5
	10.00%, 05/01/2022	4		4
				$1,444		Portfolio Summary (unaudited)
	Government National Mortgage Association (GNMA) -					Sector			Percent
	0.00%					Financial			35.53%
	9.00%, 04/20/2025	2		2		Asset Backed Securities			22.96%
	11.00%, 11/15/2015	1		1		Mortgage Securities			11.00%
	10.00%, 01/15/2019	37		38		Energy			7 .23%
				$41		Consumer, Non-cyclical			6.27%
	U.S. Treasury - 0.94%					Utilities			5.03%
	0.13%, 12/31/2013(e)	1,725		1,725		Government			3 .26%
	0.25%, 08/15/2015	15,000		14,995		Communications			3.21%
				$16,720		Industrial			1 .77%
	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY					Basic Materials			1 .76%
	OBLIGATIONS			$18,627		Consumer, Cyclical			1.27%
		Maturity				Technology			0.58%
	REPURCHASE AGREEMENTS - 1.13%	Amount (000's)	Value	(000	's)	Other Assets in Excess of Liabilities, Net			0 .13%
						TOTAL NET ASSETS			100.00%
Banks	- 1.13%
	Investment in Joint Trading Account; Barclays $	4,814		$4,814
	Bank PLC Repurchase Agreement; 0.07%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $4,910,085; 0.25% - 2.63%;
	dated 06/30/15 - 08/15/20)
	Investment in Joint Trading Account; Credit	3,610		3,610
	Suisse Repurchase Agreement; 0.08%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $3,682,564; 0.00%; dated
	08/15/16 - 08/15/37)
	Investment in Joint Trading Account; Deutsche	8,023		8,023
	Bank Repurchase Agreement; 0.11% dated
	10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $8,183,475; 0.00% - 5.50%;
	dated 12/27/13 - 07/15/36)

See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2013

COMMON STOCKS - 97.36%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 0.72%					Commercial Services (continued)
Esterline Technologies Corp (a)	43,600		$3,495		Huron Consulting Group Inc (a)	63,980		$3,747
					Korn/Ferry International (a)	213,660		5,085
					On Assignment Inc (a)	72,390		2,446
Airlines - 0.36%					PAREXEL International Corp (a)	117,310		5,362
US Airways Group Inc (a)	80,720		1,773
					RPX Corp (a)	98,634		1,762
					Team Health Holdings Inc (a)	76,540		3,325
Apparel - 1.10%					Towers Watson & Co	26,450		3,037
Iconix Brand Group Inc (a)	26,471		955		Viad Corp	25,790		689
Skechers U.S.A. Inc (a)	150,380		4,382					$29,008

			$5,337		Computers - 4.04%
Automobile Parts & Equipment - 0.68%					CACI International Inc (a)	43,230		3,112
Tower International Inc (a)	155,500		3,300		Manhattan Associates Inc (a)	57,740		6,150
					Netscout Systems Inc (a)	186,210		5,273
					Syntel Inc	40,530		3,479
Banks - 7.24%					Violin Memory Inc (a)	251,970		1,676
BankUnited Inc	97,840		3,010
Banner Corp	56,758		2,172					$19,690
BBCN Bancorp Inc	182,732		2,710		Consumer Products - 1.13%
First Interstate Bancsystem Inc	76,070		1,910		Prestige Brands Holdings Inc (a)	177,020		5,528
First Merchants Corp	25,628		482
First of Long Island Corp/The	18,500		728
FirstMerit Corp	216,160		4,855		Diversified Financial Services - 2.22%
Glacier Bancorp Inc	95,333		2,634		Evercore Partners Inc - Class A	33,350		1,683
Hanmi Financial Corp	162,870		2,847		Medley Capital Corp	133,930		1,867
Susquehanna Bancshares Inc	487,780		5,748		Nelnet Inc	29,313		1,250
					Piper Jaffray Cos (a)	5,009		180
Webster Financial Corp	185,440		5,172		Springleaf Holdings Inc (a)	84,813		1,724
WesBanco Inc	52,100		1,532
Western Alliance Bancorp (a)	69,899		1,478		Waddell & Reed Financial Inc	66,347		4,097
			$35,278					$10,801

Biotechnology - 3.71%					Electric - 2.76%
Acceleron Pharma Inc (a)	12,480		281		Avista Corp	119,404		3,318
Acorda Therapeutics Inc (a)	12,670		388		NRG Yield Inc	92,790		3,287
Alnylam Pharmaceuticals Inc (a)	17,250		994		UNS Energy Corp	138,669		6,861
Ariad Pharmaceuticals Inc (a)	37,020		81					$13,466
BIND Therapeutics Inc (a)	94,546		1,238		Electrical Components & Equipment - 1.93%
Bluebird Bio Inc (a)	15,185		323		EnerSys Inc	111,080		7,370
Cambrex Corp (a)	42,920		722		Generac Holdings Inc	41,035		2,025
Cellular Dynamics International Inc (a)	97,452		1,375
Cubist Pharmaceuticals Inc (a)	13,130		814					$9,395
Cytokinetics Inc (a)	96,285		579		Electronics - 2.75%
Cytokinetics Inc - Warrants (a),(b),(c)	110,568		13		FEI Co	70,240		6,257
Epizyme Inc (a)	12,533		480		Fluidigm Corp (a)	24,837		782
Exact Sciences Corp (a)	90,942		1,002		Stoneridge Inc (a)	115,860		1,479
Fate Therapeutics Inc (a)	56,115		340		Taser International Inc (a)	273,320		4,857
Foundation Medicine Inc (a)	24,470		780					$13,375
Insmed Inc (a)	58,490		833
MacroGenics Inc (a)	23,321		628		Energy - Alternate Sources - 0.82%
Marrone Bio Innovations Inc (a)	38,070		662		Pattern Energy Group Inc	176,220		3,997
Medicines Co/The (a)	60,450		2,050
NewLink Genetics Corp (a)	22,330		374		Engineering & Construction - 1.09%
NPS Pharmaceuticals Inc (a)	58,738		1,691		EMCOR Group Inc	142,700		5,288
RTI Surgical Inc (a)	261,654		730
Seattle Genetics Inc (a)	29,280		1,131
Sunesis Pharmaceuticals Inc (a)	113,220		567		Food - 0.57%
					Sprouts Farmers Market Inc (a)	60,370		2,781
			$18,076

Building Materials - 2.32%					Gas - 0.57%
Eagle Materials Inc	21,240		1,593		Southwest Gas Corp	51,280		2,782
Lennox International Inc	54,390		4,246
PGT Inc (a)	154,630		1,616
Trex Co Inc (a)	54,780		3,846		Healthcare - Products - 1.54%
			$11,301		Cantel Medical Corp	44,217		1,552
					Cynosure Inc (a)	63,770		1,378
Chemicals - 1.13%					DexCom Inc (a)	47,060		1,352
Axiall Corp	25,880		1,007		Insulet Corp (a)	43,100		1,682
Landec Corp (a)	45,030		527		LDR Holding Corp (a)	12,410		257
OM Group Inc (a)	117,380		3,991		LipoScience Inc (a)	53,230		264
			$5,525		STAAR Surgical Co (a)	53,704		711
					Symmetry Medical Inc (a)	35,991		291
Commercial Services - 5.96%
ABM Industries Inc	129,240		3,555					$7,487

See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Services - 3.03%					Pharmaceuticals (continued)
Centene Corp (a)	54,200		$3,044		Medivation Inc (a)	11,870		$711
Envision Healthcare Holdings Inc (a)	124,190		3,608		Orexigen Therapeutics Inc (a)	147,300		719
Gentiva Health Services Inc (a)	48,700		557		Pharmacyclics Inc (a)	7,690		912
HealthSouth Corp	215,090		7,552		Vanda Pharmaceuticals Inc (a)	58,345		418
			$14,761					$10,057

Home Builders - 0.58%					Publicly Traded Investment Fund - 0.22%
KB Home	166,610		2,827		THL Credit Inc	67,440		1,096

Insurance - 4.05%					REITS - 4.98%
American Equity Investment Life Holding Co	358,861		7,479		American Assets Trust Inc	43,980		1,464
Argo Group International Holdings Ltd	38,800		1,629		CapLease Inc	149,930		1,275
CNO Financial Group Inc	310,790		4,842		CBL & Associates Properties Inc	119,490		2,367
Horace Mann Educators Corp	116,600		3,230		Extra Space Storage Inc	64,620		2,972
Validus Holdings Ltd	64,831		2,559		First Industrial Realty Trust Inc	355,020		6,415
			$19,739		RLJ Lodging Trust	257,730		6,510
					Starwood Property Trust Inc	125,830		3,233
Internet - 2.28%								$24,236
CDW Corp/DE	216,687		4,765
FireEye Inc (a)	19,560		740		Retail - 11.37%
IntraLinks Holdings Inc (a)	179,900		1,869		ANN Inc (a)	167,860		5,936
Overstock.com Inc (a)	68,240		1,599		Brown Shoe Co Inc	246,590		5,534
Stamps.com Inc (a)	26,080		1,185		Conn's Inc (a)	113,542		6,862
Travelzoo Inc (a)	43,560		938		Haverty Furniture Cos Inc	101,430		2,821
			$11,096		Kirkland's Inc (a)	75,175		1,334
					Office Depot Inc (a)	1,367,170		7,643
Machinery - Construction & Mining - 0.64%					Pacific Sunwear of California Inc (a)	326,322		878
Terex Corp (a)	88,690		3,100
					Penske Automotive Group Inc	54,955		2,177
					Red Robin Gourmet Burgers Inc (a)	60,030		4,573
Machinery - Diversified - 1.24%					Rite Aid Corp (a)	1,566,190		8,348
Albany International Corp	52,163		1,920		Stein Mart Inc	144,710		2,137
Wabtec Corp/DE	63,100		4,114		Susser Holdings Corp (a)	68,330		3,747
			$6,034		Wendy's Co/The	391,500		3,402
								$55,392
Media - 0.76%
Cumulus Media Inc (a)	616,295		3,685		Savings & Loans - 0.95%
					Oritani Financial Corp	118,215		1,918
					Provident Financial Services Inc	143,400		2,687
Metal Fabrication & Hardware - 2.06%								$4,605
Mueller Industries Inc	31,640		1,908
Mueller Water Products Inc - Class A	264,080		2,263		Semiconductors - 0.99%
Worthington Industries Inc	144,580		5,861		Entegris Inc (a)	464,030		4,803
			$10,032

Mining - 0.66%					Software - 7.35%
US Silica Holdings Inc	92,697		3,228		Acxiom Corp (a)	220,440		7,325
					Advent Software Inc	136,300		4,573
					Aspen Technology Inc (a)	196,180		7,500
Miscellaneous Manufacturing - 1.35%					Blackbaud Inc	74,090		2,667
Crane Co	103,350		6,563		CommVault Systems Inc (a)	70,660		5,517
					MedAssets Inc (a)	73,650		1,696
Oil & Gas - 4.33%					Rocket Fuel Inc (a)	17,372		887
Carrizo Oil & Gas Inc (a)	82,210		3,604		SYNNEX Corp (a)	83,990		5,148
EPL Oil & Gas Inc (a)	153,650		4,898		Veeva Systems Inc (a)	12,610		491
Kodiak Oil & Gas Corp (a)	452,430		5,868					$35,804
Penn Virginia Corp (a)	456,330		3,883
					Storage & Warehousing - 0.42%
Western Refining Inc	88,400		2,853		Mobile Mini Inc (a)	56,606		2,045
			$21,106

Oil & Gas Services - 1.19%					Telecommunications - 2.86%
Flotek Industries Inc (a)	114,185		2,441
					ARRIS Group Inc (a)	280,101		5,003
Hornbeck Offshore Services Inc (a)	61,070		3,376
					Plantronics Inc	102,040		4,381
			$5,817		RF Micro Devices Inc (a)	869,280		4,564
Pharmaceuticals - 2.06%								$13,948
Achillion Pharmaceuticals Inc (a)	55,432		139
Agios Pharmaceuticals Inc (a)	12,159		282		Textiles - 0.43%
Alkermes PLC (a)	18,080		636		G&K Services Inc	33,978		2,120
Aratana Therapeutics Inc (a)	104,248		2,081
Array BioPharma Inc (a)	354,750		1,781		Transportation - 0.92%
Clovis Oncology Inc (a)	13,140		672		Gulfmark Offshore Inc	89,770		4,469
KaloBios Pharmaceuticals Inc (a)	125,790		504
Keryx Biopharmaceuticals Inc (a)	116,180		1,202		TOTAL COMMON STOCKS			$474,246

See accompanying notes

				Schedule of Investments
				SmallCap Blend Fund
				October 31, 2013

		Maturity
	REPURCHASE AGREEMENTS - 3.72% Amount (000's)		Value	(000	's)

Banks	- 3.72%
	Investment in Joint Trading Account; Barclays $	4,318		$4,318
	Bank PLC Repurchase Agreement; 0.07%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $4,404,204; 0.25% - 2.63%;
	dated 06/30/15 - 08/15/20)
	Investment in Joint Trading Account; Credit	3,238		3,238
	Suisse Repurchase Agreement; 0.08%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $3,303,153; 0.00%; dated
	08/15/16 - 08/15/37)
	Investment in Joint Trading Account; Deutsche	7,196		7,196
	Bank Repurchase Agreement; 0.11% dated
	10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $7,340,339; 0.00% - 5.50%;
	dated 12/27/13 - 07/15/36)
	Investment in Joint Trading Account; Merrill	3,368		3,368
	Lynch Repurchase Agreement; 0.09%
	dated 10/31/2013 maturing 11/01/2013
	(collateralized by US Government
	Securities; $3,434,970; 0.00% - 7.13%;
	dated 03/15/14 - 01/15/48)
				$18,120
	TOTAL REPURCHASE AGREEMENTS			$18,120
	Total Investments			$492,366
	Liabilities in Excess of Other Assets, Net - (1.08)%			$(5,272)
	TOTAL NET ASSETS - 100.00%			$487,094

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $13 or 0.00% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		23.38%
Consumer, Non-cyclical		18.00%
Industrial		15.02%
Consumer, Cyclical		14.94%
Technology		12.38%
Energy		6 .34%
Communications		5.90%
Utilities		3.33%
Basic Materials		1 .79%
Liabilities in Excess of Other Assets, Net		(1.08)%
TOTAL NET ASSETS		100.00%

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
Russell 2000 Mini; December 2013	Long	87	$9,188		$9,551	$363
Total						$363

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments SmallCap Growth Fund I

October 31, 2013

COMMON STOCKS - 94.96%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.19%					Beverages - 0.03%
Criteo SA ADR(a)	98,024		$3,461		Boston Beer Co Inc/The (a)	2,217		$509
MDC Partners Inc	3,367		104		Farmer Bros Co (a)	2,386		43
			$3,565					$552

Aerospace & Defense - 0.74%					Biotechnology - 3.76%
Astronics Corp (a)	5,039		247		Acorda Therapeutics Inc (a)	10,384		318
Astronics Corp - Class B (a)	1,008		49		Aegerion Pharmaceuticals Inc (a)	75,385		6,244
Cubic Corp	543		29		Alnylam Pharmaceuticals Inc (a)	57,471		3,311
GenCorp Inc (a)	10,591		178		AMAG Pharmaceuticals Inc (a)	8,563		231
HEICO Corp	232,828		12,475		Arena Pharmaceuticals Inc (a)	49,071		215
Innovative Solutions & Support Inc	5,102		40		Arqule Inc (a)	22,187		50
Kaman Corp	4,690		174		Cambrex Corp (a)	6,180		104
M/A-COM Technology Solutions Holdings Inc	3,961		68		Celldex Therapeutics Inc (a)	210,672		4,826
(a)					Charles River Laboratories International Inc (a)	148,128		7,289
Moog Inc (a)	1,654		99		Chelsea Therapeutics International Ltd (a)	27,205		77
Teledyne Technologies Inc (a)	3,012		268		Cubist Pharmaceuticals Inc (a)	104,670		6,490
			$13,627		Cytokinetics Inc (a)	8,007		48
					Dendreon Corp (a)	62,314		160
Agriculture - 0.02%					Emergent Biosolutions Inc (a)	2,131		42
Tejon Ranch Co (a)	5,004		185
					Epizyme Inc (a)	2,346		90
Vector Group Ltd	10,510		170		Exact Sciences Corp (a)	74,410		820
			$355		Exelixis Inc (a)	42,164		208
Airlines - 0.09%					Fibrocell Science Inc (a)	6,610		24
Allegiant Travel Co	4,003		417		Halozyme Therapeutics Inc (a)	20,025		233
Republic Airways Holdings Inc (a)	10,732		127		ImmunoGen Inc (a)	16,797		277
SkyWest Inc	1,387		21		Immunomedics Inc (a)	28,032		106
Spirit Airlines Inc (a)	15,922		687		Incyte Corp Ltd (a)	233,525		9,108
US Airways Group Inc (a)	20,253		445		Intercept Pharmaceuticals Inc (a)	58,894		3,195
					InterMune Inc (a)	19,402		273
			$1,697		Intrexon Corp (a)	3,992		85
Apparel - 1.05%					KYTHERA Biopharmaceuticals Inc (a)	108,860		4,867
Crocs Inc (a)	19,753		241		Ligand Pharmaceuticals Inc (a)	4,517		234
Deckers Outdoor Corp (a)	23,200		1,597		Medicines Co/The (a)	16,199		550
G-III Apparel Group Ltd (a)	44,604		2,530		MEI Pharma Inc (a)	3,764		30
Iconix Brand Group Inc (a)	6,895		249		Merrimack Pharmaceuticals Inc (a)	36,790		99
Oxford Industries Inc	3,033		218		Momenta Pharmaceuticals Inc (a)	228,030		3,738
Quiksilver Inc (a)	1,563,143		13,005		Nanosphere Inc (a)	16,656		33
RG Barry Corp	277		5		NeoGenomics Inc (a)	13,297		48
Steven Madden Ltd (a)	15,933		584		NPS Pharmaceuticals Inc (a)	201,980		5,813
Wolverine World Wide Inc	13,281		767		OncoGenex Pharmaceutical Inc (a)	5,968		42
			$19,196		Onconova Therapeutics Inc (a)	2,059		32
					PDL BioPharma Inc	35,900		290
Automobile Manufacturers - 0.00%					Puma Biotechnology Inc (a)	75,205		2,881
Wabash National Corp (a)	2,174		25
					Repligen Corp (a)	12,310		135
					Sangamo Biosciences Inc (a)	15,610		146
Automobile Parts & Equipment - 0.12%					Seattle Genetics Inc (a)	156,228		6,035
American Axle & Manufacturing Holdings Inc	10,548		196		Sequenom Inc (a)	45,546		87
(a)					Sunesis Pharmaceuticals Inc (a)	12,842		64
Cooper Tire & Rubber Co	2,979		77		Verastem Inc (a)	7,021		70
Dana Holding Corp	4,821		94		Vical Inc (a)	27,512		34
Dorman Products Inc	6,493		316					$69,052
Gentherm Inc (a)	8,630		202
Standard Motor Products Inc	5,663		205		Building Materials - 0.67%
Tenneco Inc (a)	16,101		854		AAON Inc	7,492		202
					Boise Cascade Co (a)	4,825		124
Titan International Inc	16,453		239
Tower International Inc (a)	2,476		53		Comfort Systems USA Inc	3,768		70
			$2,236		Drew Industries Inc	5,895		296
					Eagle Materials Inc	25,651		1,924
Banks - 2.77%					Headwaters Inc (a)	29,602		258
Bank of the Ozarks Inc	5,928		293		Lennox International Inc	37,700		2,943
Cass Information Systems Inc	4,037		232		Louisiana-Pacific Corp (a)	25,931		441
City National Corp/CA	58,180		4,195		Martin Marietta Materials Inc	24,474		2,401
First Financial Bankshares Inc	6,169		380		Nortek Inc (a)	3,526		247
Home BancShares Inc/AR	4,739		161		Patrick Industries Inc (a)	2,640		83
Iberiabank Corp	151,257		8,838		PGT Inc (a)	13,168		138
PrivateBancorp Inc	62,400		1,520		Simpson Manufacturing Co Inc	1,311		47
Prosperity Bancshares Inc	215,651		13,467		Texas Industries Inc (a)	4,572		246
Signature Bank/New York NY (a)	109,111		11,109		Trex Co Inc (a)	3,872		272
SVB Financial Group (a)	110,725		10,605		US Concrete Inc (a)	5,453		119
			$50,800		USG Corp (a)	93,430		2,551
								$12,362

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Chemicals - 1.52%				Commercial Services (continued)
Aceto Corp	2,521	$40		Multi-Color Corp	2,956	$103
American Pacific Corp (a)	2,344	107		National Research Corp (a)	1,526	27
American Vanguard Corp	7,353	192		On Assignment Inc (a)	11,911	402
Balchem Corp	7,611	436		PAREXEL International Corp (a)	208,964	9,552
Chemtura Corp (a)	22,221	544		Performant Financial Corp (a)	8,867	88
Ferro Corp (a)	18,618	239		Providence Service Corp/The (a)	4,209	126
Hawkins Inc	3,695	133		RPX Corp (a)	1,787	32
HB Fuller Co	13,160	630		ServiceSource International Inc (a)	220,770	2,389
Innophos Holdings Inc	4,962	249		SFX Entertainment Inc (a)	58,100	499
Innospec Inc	5,549	255		Sotheby's	17,632	915
KMG Chemicals Inc	2,707	54		Steiner Leisure Ltd (a)	1,834	103
Landec Corp (a)	10,291	120		Stewart Enterprises Inc	17,000	225
Oil-Dri Corp of America	479	17		Strayer Education Inc	4,291	170
Olin Corp	13,438	302		Team Health Holdings Inc (a)	272,019	11,817
OM Group Inc (a)	825	28		Team Inc (a)	31,284	1,167
OMNOVA Solutions Inc (a)	19,061	166		TeleTech Holdings Inc (a)	5,137	136
PolyOne Corp	527,049	15,970		TrueBlue Inc (a)	480,658	11,872
Quaker Chemical Corp	1,261	96		United Rentals Inc (a)	368,758	23,819
Rentech Inc	90,035	154		VistaPrint NV (a)	8,741	472
Rockwood Holdings Inc	126,044	7,972		WEX Inc (a)	8,759	818
Stepan Co	2,803	165				$219,183
Zep Inc	3,456	69
		$27,938		Computers - 1.75%
				Cadence Design Systems Inc (a)	416,914	5,407
Commercial Services - 11.95%				Carbonite Inc (a)	4,775	63
Acacia Research Corp	5,717	86		Datalink Corp (a)	7,489	77
Accretive Health Inc (a)	23,257	192		Electronics For Imaging Inc (a)	6,551	225
Advisory Board Co/The (a)	158,082	10,845		FleetMatics Group PLC (a)	216,150	6,863
American Public Education Inc (a)	7,132	286		Fusion-io Inc (a)	12,011	129
AMN Healthcare Services Inc (a)	18,643	231		iGate Corp (a)	9,233	294
Ascent Capital Group Inc (a)	123,791	10,450		Immersion Corp (a)	10,180	129
Barrett Business Services Inc	2,821	235		j2 Global Inc	12,414	682
Bright Horizons Family Solutions Inc (a)	301,026	11,213		KEYW Holding Corp/The (a)	397,128	4,567
Brink's Co/The	8,813	277		Luxoft Holding Inc (a)	1,398	41
Capella Education Co (a)	162,006	9,869		Manhattan Associates Inc (a)	5,213	555
Cardtronics Inc (a)	12,129	476		Maxwell Technologies Inc (a)	11,538	86
Carriage Services Inc	6,236	125		MTS Systems Corp	4,219	276
Cenveo Inc (a)	10,732	34		Netscout Systems Inc (a)	9,842	279
Chemed Corp	4,829	328		Qualys Inc (a)	5,816	121
CoreLogic Inc/United States (a)	445,044	14,807		Riverbed Technology Inc (a)	260,904	3,867
Corporate Executive Board Co	145,121	10,579		Silicon Graphics International Corp (a)	13,379	171
Corvel Corp (a)	4,514	188		Synaptics Inc (a)	163,608	7,608
CoStar Group Inc (a)	196,913	34,851		Syntel Inc	4,130	354
Deluxe Corp	8,570	404		Unisys Corp (a)	876	23
Education Management Corp (a)	9,473	145		Virtusa Corp (a)	7,708	240
Electro Rent Corp	3,853	70				$32,057
Euronet Worldwide Inc (a)	64,783	2,811
EVERTEC Inc	6,668	156		Consumer Products - 0.08%
				Costa Inc (a)	3,480	70
ExamWorks Group Inc (a)	7,671	198
				Prestige Brands Holdings Inc (a)	14,103	441
ExlService Holdings Inc (a)	8,649	250
Forrester Research Inc	5,086	197		Spectrum Brands Holdings Inc	5,783	381
				Tumi Holdings Inc (a)	12,361	264
Franklin Covey Co (a)	2,460	46
Genpact Ltd (a)	431,236	8,551		WD-40 Co	4,180	303
Global Payments Inc	170,503	10,141				$1,459
Grand Canyon Education Inc (a)	136,795	6,466		Cosmetics & Personal Care - 0.02%
H&E Equipment Services Inc (a)	6,655	167		Elizabeth Arden Inc (a)	5,873	212
Hackett Group Inc/The	3,185	23		Inter Parfums Inc	4,495	158
Healthcare Services Group Inc	15,427	423		Revlon Inc (a)	1,508	36
Heartland Payment Systems Inc	9,823	397				$406
HMS Holdings Corp (a)	22,442	474
Huron Consulting Group Inc (a)	38,021	2,227		Distribution & Wholesale - 0.85%
Insperity Inc	5,933	229		Beacon Roofing Supply Inc (a)	12,617	438
ITT Educational Services Inc (a)	6,062	243		Core-Mark Holding Co Inc	629	44
K12 Inc (a)	10,997	201		Houston Wire & Cable Co	2,331	32
Landauer Inc	3,929	190		LKQ Corp (a)	359,123	11,862
LifeLock Inc (a)	13,597	219		MWI Veterinary Supply Inc (a)	10,438	1,656
Matthews International Corp	4,806	195		Owens & Minor Inc	5,351	200
MAXIMUS Inc	297,347	14,406		Pool Corp	12,330	671
Medifast Inc (a)	5,751	134		Watsco Inc	6,781	646
MoneyGram International Inc (a)	2,109	45				$15,549
Monro Muffler Brake Inc	8,074	371

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Diversified Financial Services - 1.34%				Energy - Alternate Sources - 0.06%
Affiliated Managers Group Inc (a)	16,482	$3,254		Clean Energy Fuels Corp (a)	15,454		$176
Aircastle Ltd	11,046	208		FutureFuel Corp	2,115		37
BGC Partners Inc	32,077	171		Renewable Energy Group Inc (a)	1,585		17
Blackhawk Network Holdings Inc (a)	4,563	104		SolarCity Corp (a)	15,200		810
Cohen & Steers Inc	4,253	163					$1,040
Consumer Portfolio Services Inc (a)	4,056	27
Credit Acceptance Corp (a)	1,794	212		Engineering & Construction - 0.77%
				Aegion Corp (a)	1,789		37
Diamond Hill Investment Group Inc	1,113	123		Dycom Industries Inc (a)	444,507		13,180
E*Trade Financial Corp (a)	192,700	3,259
Ellie Mae Inc (a)	5,934	172		Exponent Inc	3,482		263
				MasTec Inc (a)	15,454		494
Encore Capital Group Inc (a)	5,083	248
				Mistras Group Inc (a)	6,308		116
Evercore Partners Inc - Class A	8,230	415		National Technical Systems Inc (a)	2,291		52
Financial Engines Inc	12,727	711
FXCM Inc	14,827	243					$14,142
GAMCO Investors Inc	2,359	169		Entertainment - 0.63%
Greenhill & Co Inc	6,354	326		Carmike Cinemas Inc (a)	2,530		58
Higher One Holdings Inc (a)	13,341	106		Churchill Downs Inc	3,560		306
INTL. FCStone Inc (a)	1,797	37		Lions Gate Entertainment Corp (a)	61,700		2,134
Investment Technology Group Inc (a)	73,600	1,179		Multimedia Games Holding Co Inc (a)	7,377		240
MarketAxess Holdings Inc	9,761	637		National CineMedia Inc	435,369		7,627
Outerwall Inc (a)	7,516	488		Pinnacle Entertainment Inc (a)	12,114		283
Portfolio Recovery Associates Inc (a)	13,199	785		SHFL Entertainment Inc (a)	14,866		345
Pzena Investment Management Inc	3,375	24		Vail Resorts Inc	8,095		570
Regional Management Corp (a)	1,077	35
Stifel Financial Corp (a)	218,209	8,936					$11,563
Virtus Investment Partners Inc (a)	1,741	354		Environmental Control - 0.93%
WageWorks Inc (a)	30,367	1,555		Advanced Emissions Solutions Inc (a)	3,943		149
Westwood Holdings Group Inc	2,682	143		Calgon Carbon Corp (a)	13,612		272
WisdomTree Investments Inc (a)	22,646	315		Ceco Environmental Corp	3,491		62
World Acceptance Corp (a)	2,352	245		Darling International Inc (a)	8,804		205
		$24,644		Mine Safety Appliances Co	7,336		353
				Pure Cycle Corp (a)	6,953		46
Electric - 0.01%				US Ecology Inc	7,282		259
Pike Electric Corp	5,591	61		Waste Connections Inc	366,519		15,665
UNS Energy Corp	1,019	50					$17,011
		$111
				Food - 1.66%
Electrical Components & Equipment - 0.80%				Annie's Inc (a)	3,090		146
Acuity Brands Inc	89,281	8,974		B&G Foods Inc	11,945		404
Advanced Energy Industries Inc (a)	9,677	202		Boulder Brands Inc (a)	85,633		1,404
Belden Inc	10,418	701		Calavo Growers Inc	4,923		146
Coleman Cable Inc	3,133	77		Cal-Maine Foods Inc	2,866		145
EnerSys Inc	4,079	271		Chefs' Warehouse Inc/The (a)	334,724		8,020
Generac Holdings Inc	13,608	672		Diamond Foods Inc (a)	60,800		1,484
Graham Corp	3,952	146		Fairway Group Holdings Corp (a)	38,600		943
Insteel Industries Inc	6,702	111		Flowers Foods Inc	122,100		3,094
Littelfuse Inc	5,390	458		Hain Celestial Group Inc (a)	51,826		4,314
SunPower Corp (a)	55,346	1,670		Harris Teeter Supermarkets Inc	2,282		113
Universal Display Corp (a)	42,333	1,350		Inventure Foods Inc (a)	5,702		64
		$14,632		J&J Snack Foods Corp	4,036		345
Electronics - 0.39%				Lancaster Colony Corp	4,179		347
American Science & Engineering Inc	506	33		Lifeway Foods Inc	1,795		26
				Pilgrim's Pride Corp (a)	16,843		239
Analogic Corp	2,176	201
Badger Meter Inc	4,024	209		Sanderson Farms Inc	6,219		393
				Sprouts Farmers Market Inc (a)	19,127		881
Coherent Inc	5,431	360		SUPERVALU Inc (a)	41,853		294
FARO Technologies Inc (a)	6,301	299
FEI Co	17,642	1,572		Tootsie Roll Industries Inc	7,189		230
				TreeHouse Foods Inc (a)	6,516		477
Gentex Corp/MI	32,200	948		United Natural Foods Inc (a)	59,016		4,217
InvenSense Inc (a)	12,825	217
Measurement Specialties Inc (a)	3,687	205		Village Super Market Inc	1,635		60
				WhiteWave Foods Co - A shares (a)	136,168		2,725
Mesa Laboratories Inc	1,045	73
Methode Electronics Inc	8,252	211					$30,511
NVE Corp (a)	2,026	108		Forest Products & Paper - 0.09%
OSI Systems Inc (a)	4,133	301		Clearwater Paper Corp (a)	4,483		234
Rofin-Sinar Technologies Inc (a)	779	20		Deltic Timber Corp	2,517		161
Rogers Corp (a)	2,580	157		KapStone Paper and Packaging Corp	10,681		555
Stoneridge Inc (a)	9,533	122		Neenah Paper Inc	666		27
Taser International Inc (a)	73,859	1,313		Orchids Paper Products Co	2,112		65
Watts Water Technologies Inc	848	49		PH Glatfelter Co	9,556		250
Woodward Inc	18,362	736		Schweitzer-Mauduit International Inc	5,707		353
		$7,134

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Forest Products & Paper (continued)				Healthcare - Services (continued)
Xerium Technologies Inc (a)	4,330	$52		Capital Senior Living Corp (a)	7,326		$162
		$1,697		Centene Corp (a)	13,929		782
				Covance Inc (a)	183,171		16,350
Gas - 0.01%				Emeritus Corp (a)	10,218		196
South Jersey Industries Inc	2,341	139		Ensign Group Inc/The	4,725		201
				Gentiva Health Services Inc (a)	12,428		142
Hand & Machine Tools - 0.56%				HealthSouth Corp	18,510		650
Franklin Electric Co Inc	10,063	381		Healthways Inc (a)	8,941		86
Lincoln Electric Holdings Inc	143,564	9,940		ICON PLC (a)	327,190		13,232
		$10,321		IPC The Hospitalist Co Inc (a)	90,235		4,944
				Mednax Inc (a)	82,286		8,971
Healthcare - Products - 3.95%				Molina Healthcare Inc (a)	7,187		227
Abaxis Inc	5,621	201		Premier Inc (a)	118,028		3,636
ABIOMED Inc (a)	10,047	241		Skilled Healthcare Group Inc (a)	7,183		31
Align Technology Inc (a)	231,876	13,231
				US Physical Therapy Inc	4,884		156
ArthroCare Corp (a)	6,022	225		WellCare Health Plans Inc (a)	116,816		7,789
AtriCure Inc (a)	8,308	115
							$72,823
Atrion Corp	613	164
Biolase Inc (a)	11,584	22		Holding Companies - Diversified - 0.00%
BioTelemetry Inc (a)	54,128	495		Horizon Pharma Inc (a)	10,736		45
Cantel Medical Corp	8,498	298
Cardiovascular Systems Inc (a)	8,475	257
Cepheid Inc (a)	17,012	693		Home Builders - 0.38%
				Cavco Industries Inc (a)	2,452		144
Cyberonics Inc (a)	7,223	417
Cynosure Inc (a)	2,540	55		KB Home	18,722		318
				Meritage Homes Corp (a)	39,149		1,776
DexCom Inc (a)	17,924	515
Endologix Inc (a)	344,075	6,217		Ryland Group Inc/The	110,545		4,444
				Winnebago Industries Inc (a)	7,280		216
Exactech Inc (a)	821	19
Female Health Co/The	8,521	81					$6,898
Genomic Health Inc (a)	6,639	199		Home Furnishings - 0.75%
Globus Medical Inc (a)	13,854	266		American Woodmark Corp (a)	3,942		134
Haemonetics Corp (a)	13,070	530		Daktronics Inc	3,635		43
Hanger Inc (a)	5,982	219		Harman International Industries Inc	156,040		12,643
HeartWare International Inc (a)	106,112	7,699		iRobot Corp (a)	7,296		247
Henry Schein Inc (a)	84,318	9,480		La-Z-Boy Inc	5,335		123
ICU Medical Inc (a)	3,040	188		Select Comfort Corp (a)	13,514		248
IDEXX Laboratories Inc (a)	63,798	6,881		TiVo Inc (a)	15,918		211
Insulet Corp (a)	13,704	535		Universal Electronics Inc (a)	572		22
Integra LifeSciences Holdings Corp (a)	4,262	195					$13,671
LDR Holding Corp (a)	103,862	2,151
Luminex Corp (a)	9,581	187		Housewares - 0.01%
				Libbey Inc (a)	8,497		181
MAKO Surgical Corp (a)	10,761	321
Masimo Corp	12,467	319
Merge Healthcare Inc (a)	26,466	67		Insurance - 0.21%
Meridian Bioscience Inc	10,819	267		American Equity Investment Life Holding Co	1,964		41
Natus Medical Inc (a)	7,285	144		Amtrust Financial Services Inc	6,332		243
NuVasive Inc (a)	3,710	118		Crawford & Co	3,924		43
NxStage Medical Inc (a)	15,490	206		Employers Holdings Inc	5,576		168
PhotoMedex Inc (a),(b)	1,748	22		HCI Group Inc	3,684		162
Quidel Corp (a)	7,423	183		Maiden Holdings Ltd	2,633		29
Rochester Medical Corp (a)	4,253	85		MGIC Investment Corp (a)	39,960		325
Sirona Dental Systems Inc (a)	113,299	8,186		Radian Group Inc	195,345		2,846
Spectranetics Corp (a)	10,464	219		Third Point Reinsurance Ltd (a)	2,799		44
STAAR Surgical Co (a)	13,552	179		United Fire Group Inc	665		21
STERIS Corp	14,950	676					$3,922
SurModics Inc (a)	5,755	136
TearLab Corp (a)	288,504	3,009		Internet - 6.43%
Thoratec Corp (a)	14,540	628		1-800-Flowers.com Inc (a)	7,929		43
Utah Medical Products Inc	1,358	76		Bankrate Inc (a)	153,600		2,587
Vascular Solutions Inc (a)	6,395	125		BroadSoft Inc (a)	207,200		6,779
Volcano Corp (a)	248,549	4,765		Cogent Communications Group Inc	11,965		420
West Pharmaceutical Services Inc	17,542	848		comScore Inc (a)	60,125		1,607
Zeltiq Aesthetics Inc (a)	7,174	93		Constant Contact Inc (a)	6,930		180
				Dealertrack Technologies Inc (a)	348,371		12,994
		$72,448		Dice Holdings Inc (a)	16,050		118
Healthcare - Services - 3.97%				eGain Corp (a)	5,123		59
Acadia Healthcare Co Inc (a)	334,237	14,493		FireEye Inc (a)	80,094		3,032
Air Methods Corp	8,776	384		Global Sources Ltd (a)	1,149		9
Alliance HealthCare Services Inc (a)	764	19		HealthStream Inc (a)	5,224		187
Amsurg Corp (a)	3,697	159		HomeAway Inc (a)	621,179		18,418
Bio-Reference Labs Inc (a)	6,575	213		IAC/InterActiveCorp	49,916		2,665

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Internet (continued)				Media (continued)
Liquidity Services Inc (a)	5,616	$147		Saga Communications Inc	534		$25
magicJack VocalTec Ltd (a)	4,220	48		Sinclair Broadcast Group Inc	18,110		581
Move Inc (a)	10,786	183					$1,419
NIC Inc	17,276	425
OpenTable Inc (a)	6,039	420		Metal Fabrication & Hardware - 1.31%
Orbitz Worldwide Inc (a)	9,633	89		CIRCOR International Inc	520		38
Overstock.com Inc (a)	4,714	110		Mueller Industries Inc	7,286		439
Pandora Media Inc (a)	514,790	12,936		Mueller Water Products Inc - Class A	42,146		361
Perficient Inc (a)	1,741	32		Olympic Steel Inc	927		26
				RBC Bearings Inc (a)	128,791		8,860
Reis Inc (a)	3,307	59
				Rexnord Corp (a)	12,073		284
Responsys Inc (a)	13,771	225
RetailMeNot Inc (a)	2,797	91		Sun Hydraulics Corp	4,840		192
RingCentral Inc (a)	166,859	3,214		Valmont Industries Inc	94,058		13,215
Sapient Corp (a)	216,440	3,422		Worthington Industries Inc	13,830		561
Shutterfly Inc (a)	309,762	15,222					$23,976
Shutterstock Inc (a)	111,081	7,864		Mining - 0.04%
SPS Commerce Inc (a)	3,394	231		AMCOL International Corp	4,187		134
Stamps.com Inc (a)	5,164	235		Coeur Mining Inc (a)	15,407		188
support.com Inc (a)	20,380	91		Materion Corp	4,287		128
Travelzoo Inc (a)	2,879	62		United States Lime & Minerals Inc (a)	678		38
Trulia Inc (a)	203,671	8,140		US Silica Holdings Inc	4,842		168
ValueClick Inc (a)	20,310	390					$656
VASCO Data Security International Inc (a)	4,816	36
VirnetX Holding Corp (a)	9,648	210		Miscellaneous Manufacturing - 3.22%
Web.com Group Inc (a)	9,384	253		Actuant Corp	298,469		11,211
WebMD Health Corp (a)	71,061	2,503		AO Smith Corp	75,500		3,900
XO Group Inc (a)	10,570	147		AZZ Inc	6,725		302
Yelp Inc (a)	149,431	10,124		Carlisle Cos Inc	172,247		12,519
Zillow Inc (a)	23,152	1,843		Chase Corp	804		24
Zix Corp (a)	24,542	100		CLARCOR Inc	13,120		767
		$117,950		Colfax Corp (a)	76,658		4,290
				EnPro Industries Inc (a)	4,038		241
Investment Companies - 0.00%				Federal Signal Corp (a)	16,671		228
Main Street Capital Corp	1,042	32		GP Strategies Corp (a)	5,575		156
				Handy & Harman Ltd (a)	1,940		45
				Hexcel Corp (a)	525,970		22,254
Leisure Products & Services - 0.10%
Arctic Cat Inc	3,405	179		Hillenbrand Inc	12,303		347
Brunswick Corp/DE	22,650	1,022		John Bean Technologies Corp	7,642		208
Interval Leisure Group Inc	10,112	245		Koppers Holdings Inc	5,327		237
Life Time Fitness Inc (a)	5,079	231		Myers Industries Inc	1,479		26
Nautilus Inc (a)	12,315	98		Park-Ohio Holdings Corp (a)	3,395		141
				Polypore International Inc (a)	10,452		472
		$1,775		Proto Labs Inc (a)	4,506		378
Lodging - 0.08%				Raven Industries Inc	9,456		316
Boyd Gaming Corp (a)	131,856	1,392		Smith & Wesson Holding Corp (a)	16,622		179
Monarch Casino & Resort Inc (a)	1,859	32		Standex International Corp	976		60
		$1,424		Sturm Ruger & Co Inc	4,988		326
				Trimas Corp (a)	11,684		442
Machinery - Construction & Mining - 0.01%
Hyster-Yale Materials Handling Inc	2,728	214					$59,069
				Office & Business Equipment - 0.28%
Machinery - Diversified - 3.07%				Pitney Bowes Inc	244,600		5,220
Albany International Corp	1,685	62
Altra Holdings Inc	7,141	217		Office Furnishings - 0.65%
Applied Industrial Technologies Inc	10,049	475		Herman Miller Inc	15,194		461
Chart Industries Inc (a)	143,743	15,448		HNI Corp	11,354		441
Cognex Corp	71,606	2,237		Interface Inc	525,985		10,651
Columbus McKinnon Corp/NY (a)	1,108	29		Knoll Inc	12,763		210
DXP Enterprises Inc (a)	2,456	226		Steelcase Inc	4,237		69
Gorman-Rupp Co/The	4,265	174					$11,832
IDEX Corp	318,555	22,028
Lindsay Corp	3,394	258		Oil & Gas - 2.17%
Middleby Corp/The (a)	65,583	14,930		Apco Oil and Gas International Inc (a)	588		9
				Approach Resources Inc (a)	7,711		217
Tennant Co	4,858	295		Arabian American Development Co (a)	7,133		65
		$56,379		Athlon Energy Inc (a)	16,650		548
Media - 0.08%				Berry Petroleum Co	4,225		202
Belo Corp	13,817	190		Bill Barrett Corp (a)	5,611		155
Cumulus Media Inc (a)	23,095	138		Bonanza Creek Energy Inc (a)	7,378		373
Entravision Communications Corp	21,886	148		Carrizo Oil & Gas Inc (a)	8,763		384
Nexstar Broadcasting Group Inc	7,603	337		Delek US Holdings Inc	9,528		243

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Oil & Gas (continued)					Pharmaceuticals (continued)
Diamondback Energy Inc (a)	71,553		$3,696		Jazz Pharmaceuticals PLC (a)	111,190		$10,089
Emerald Oil Inc (a)	331,554		2,885		Keryx Biopharmaceuticals Inc (a)	21,860		226
EPL Oil & Gas Inc (a)	3,842		123		Lannett Co Inc (a)	6,480		153
Evolution Petroleum Corp	6,729		81		MannKind Corp (a)	38,077		186
Goodrich Petroleum Corp (a)	35,000		819		Natural Grocers by Vitamin Cottage Inc (a)	17,622		703
Kodiak Oil & Gas Corp (a)	66,301		860		Nektar Therapeutics (a)	17,996		171
Laredo Petroleum Holdings Inc (a)	332,156		10,552		Neogen Corp (a)	9,183		424
Matador Resources Co (a)	352,378		6,487		Neurocrine Biosciences Inc (a)	17,306		163
Oasis Petroleum Inc (a)	177,302		9,441		Omnicare Inc	58,064		3,202
Panhandle Oil and Gas Inc	2,723		91		Opko Health Inc (a)	42,618		427
Rex Energy Corp (a)	11,332		244		Orexigen Therapeutics Inc (a)	38,317		187
Rosetta Resources Inc (a)	15,488		928		Pacira Pharmaceuticals Inc/DE (a)	284,947		14,393
Synergy Resources Corp (a)	97,981		1,015		Pharmacyclics Inc (a)	27,240		3,232
Vaalco Energy Inc (a)	11,562		61		Portola Pharmaceuticals Inc (a)	3,922		87
Western Refining Inc	7,628		246		Progenics Pharmaceuticals Inc (a)	18,925		69
			$39,725		Questcor Pharmaceuticals Inc	13,278		815
					Raptor Pharmaceutical Corp (a)	13,453		193
Oil & Gas Services - 1.67%					Regulus Therapeutics Inc (a)	4,139		29
CARBO Ceramics Inc	2,153		270		Repros Therapeutics Inc (a)	153,400		2,767
Dril-Quip Inc (a)	76,145		8,941
					Sagent Pharmaceuticals Inc (a)	6,622		144
Edgen Group Inc (a)	6,775		81
					Santarus Inc (a)	14,087		329
Flotek Industries Inc (a)	12,267		262
					Sarepta Therapeutics Inc (a)	8,092		315
Forum Energy Technologies Inc (a)	134,821		3,945
					Sciclone Pharmaceuticals Inc (a)	15,692		74
Geospace Technologies Corp (a)	3,274		319
					SIGA Technologies Inc (a)	14,139		48
Helix Energy Solutions Group Inc (a)	401,158		9,491
					Sucampo Pharmaceuticals Inc (a)	4,975		31
Hornbeck Offshore Services Inc (a)	766		42
					Synageva BioPharma Corp (a)	61,715		3,135
ION Geophysical Corp (a)	11,523		53
					TESARO Inc (a)	122,121		4,701
Matrix Service Co (a)	2,073		43
					TG Therapeutics Inc (a)	6,065		22
Newpark Resources Inc (a)	17,473		223
					Threshold Pharmaceuticals Inc (a)	18,676		81
Oil States International Inc (a)	54,964		5,971
					USANA Health Sciences Inc (a)	2,351		160
SEACOR Holdings Inc	670		66		Vanda Pharmaceuticals Inc (a)	13,002		93
Targa Resources Corp	8,310		645		ViroPharma Inc (a)	14,763		573
TGC Industries Inc	6,176		45		Vivus Inc (a)	23,320		219
Thermon Group Holdings Inc (a)	7,046		166
								$70,781
			$30,563
					Pipelines - 0.06%
Packaging & Containers - 0.05%					Crosstex Energy Inc	11,026		338
AEP Industries Inc (a)	1,723		102
Berry Plastics Group Inc (a)	13,820		278		Primoris Services Corp	9,314		243
Graphic Packaging Holding Co (a)	54,914		461		SemGroup Corp	9,813		593
								$1,174
			$841
					Real Estate - 0.01%
Pharmaceuticals - 3.86%					HFF Inc	7,101		174
ACADIA Pharmaceuticals Inc (a)	16,796		382
AcelRx Pharmaceuticals Inc (a)	9,244		62		Kennedy-Wilson Holdings Inc	2,233		45
Achillion Pharmaceuticals Inc (a)	39,106		98					$219
Agios Pharmaceuticals Inc (a)	2,368		55		REITS - 0.31%
Akorn Inc (a)	514,388		10,514		Alexander's Inc	542		174
Anika Therapeutics Inc (a)	2,852		85		CoreSite Realty Corp	5,250		170
Array BioPharma Inc (a)	47,325		238		DuPont Fabros Technology Inc	6,078		151
Auxilium Pharmaceuticals Inc (a)	12,940		223		EastGroup Properties Inc	7,407		471
AVANIR Pharmaceuticals Inc (a)	56,994		231		Geo Group Inc/The	7,929		280
BioDelivery Sciences International Inc (a)	12,137		64		Glimcher Realty Trust	33,445		343
BioScrip Inc (a)	4,968		35		Healthcare Realty Trust Inc	9,748		234
Cadence Pharmaceuticals Inc (a)	25,108		124		Highwoods Properties Inc	7,261		280
ChemoCentryx Inc (a)	9,611		48		Inland Real Estate Corp	18,694		200
Chimerix Inc (a)	3,442		52		Investors Real Estate Trust	2,164		19
Clovis Oncology Inc (a)	21,525		1,100		LTC Properties Inc	7,624		301
Corcept Therapeutics Inc (a)	21,141		36		National Health Investors Inc	6,432		402
Cytori Therapeutics Inc (a)	19,964		41		Potlatch Corp	9,140		373
Depomed Inc (a)	22,132		159		PS Business Parks Inc	4,772		389
Dyax Corp (a)	24,650		203		Ryman Hospitality Properties Inc	7,374		272
Enanta Pharmaceuticals Inc (a)	1,438		29		Sabra Health Care REIT Inc	6,130		165
Endocyte Inc (a)	12,281		128		Saul Centers Inc	3,140		148
Furiex Pharmaceuticals Inc (a)	2,601		102		Sovran Self Storage Inc	7,507		574
Hi-Tech Pharmacal Co Inc	1,662		72		Strategic Hotels & Resorts Inc (a)	34,365		299
Hyperion Therapeutics Inc (a)	61,484		1,231		Sun Communities Inc	8,081		360
Idenix Pharmaceuticals Inc (a)	35,600		117		Urstadt Biddle Properties Inc	7,641		151
Infinity Pharmaceuticals Inc (a)	10,821		147					$5,756
Insys Therapeutics Inc (a)	1,997		80
Ironwood Pharmaceuticals Inc (a)	21,028		202		Retail - 8.24%
					Aeropostale Inc (a)	17,696		164
Isis Pharmaceuticals Inc (a)	224,881		7,482

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Retail (continued)					Semiconductors (continued)
AFC Enterprises Inc (a)	6,321		$282		Applied Micro Circuits Corp (a)	585,857		$6,831
ANN Inc (a)	159,859		5,653		Cabot Microelectronics Corp (a)	6,211		254
Asbury Automotive Group Inc (a)	7,096		341		Cavium Inc (a)	382,503		15,418
Big 5 Sporting Goods Corp	6,671		126		Cirrus Logic Inc (a)	10,214		229
BJ's Restaurants Inc (a)	190,863		5,165		Cypress Semiconductor Corp (a)	32,950		306
Bloomin' Brands Inc (a)	14,324		359		Diodes Inc (a)	7,380		179
Bravo Brio Restaurant Group Inc (a)	7,373		110		Entegris Inc (a)	8,294		86
Brown Shoe Co Inc	10,602		238		Exar Corp (a)	14,995		173
Buckle Inc/The	7,359		360		GT Advanced Technologies Inc (a)	22,632		170
Buffalo Wild Wings Inc (a)	34,943		4,983		Hittite Microwave Corp (a)	8,415		538
Burlington Stores Inc (a)	36,300		972		Lattice Semiconductor Corp (a)	12,086		62
Cabela's Inc (a)	136,610		8,104		Microsemi Corp (a)	19,019		478
Casey's General Stores Inc	10,356		755		Monolithic Power Systems Inc	8,289		264
CEC Entertainment Inc	4,574		212		OmniVision Technologies Inc (a)	1,894		27
Cheesecake Factory Inc/The	14,112		667		PMC - Sierra Inc (a)	34,571		203
Children's Place Retail Stores Inc/The (a)	3,119		170		Power Integrations Inc	162,659		9,343
Chuy's Holdings Inc (a)	22,715		854		Rambus Inc (a)	25,017		219
Conn's Inc (a)	275,836		16,672		Semtech Corp (a)	17,722		551
Cracker Barrel Old Country Store Inc	5,198		571		Silicon Image Inc (a)	30,764		162
Denny's Corp (a)	27,774		176		SunEdison Inc (a)	60,161		559
Destination Maternity Corp	4,824		151		Teradyne Inc (a)	443,180		7,751
Dick's Sporting Goods Inc	140,349		7,468		Ultratech Inc (a)	7,206		171
DineEquity Inc	3,425		281		Veeco Instruments Inc (a)	151,619		4,428
DSW Inc	26,326		2,308					$48,556
Express Inc (a)	108,188		2,511
Fiesta Restaurant Group Inc (a)	4,467		189		Software - 12.12%
					Accelrys Inc (a)	873,849		8,170
Finish Line Inc/The	6,825		171		ACI Worldwide Inc (a)	8,982		495
First Cash Financial Services Inc (a)	7,519		455
					Acxiom Corp (a)	52,777		1,754
Five Below Inc (a)	309,898		14,957
Francesca's Holdings Corp (a)	11,421		205		Advent Software Inc	8,822		296
Genesco Inc (a)	4,486		306		American Software Inc/Georgia	9,733		85
					Aspen Technology Inc (a)	295,793		11,308
Haverty Furniture Cos Inc	1,856		52		athenahealth Inc (a)	9,400		1,255
Hibbett Sports Inc (a)	174,560		10,182
					AVG Technologies NV (a)	9,501		191
HSN Inc	8,776		460
Jack in the Box Inc (a)	9,393		382		Blackbaud Inc	12,223		440
					Bottomline Technologies de Inc (a)	8,528		268
Kirkland's Inc (a)	3,916		70
Krispy Kreme Doughnuts Inc (a)	121,657		2,951		Broadridge Financial Solutions Inc	414,859		14,586
					CommVault Systems Inc (a)	161,375		12,600
Lithia Motors Inc	5,749		361
Lumber Liquidators Holdings Inc (a)	158,760		18,129		Computer Programs & Systems Inc	2,874		164
					Concur Technologies Inc (a)	54,107		5,660
Nathan's Famous Inc (a)	1,077		55
					Cornerstone OnDemand Inc (a)	142,492		6,750
New York & Co Inc (a)	6,903		35
Office Depot Inc (a)	24,418		136		CSG Systems International Inc	7,272		203
					Cvent Inc (a)	40,165		1,244
Papa John's International Inc	4,156		314		Demandware Inc (a)	222,525		11,004
Penske Automotive Group Inc	3,742		148		E2open Inc (a)	105,457		2,373
PetMed Express Inc	7,960		118
Pier 1 Imports Inc	25,090		524		Ebix Inc	8,561		97
					Envestnet Inc (a)	179,253		6,507
PriceSmart Inc	103,858		11,818		EPAM Systems Inc (a)	30,451		1,141
Red Robin Gourmet Burgers Inc (a)	23,087		1,759
Restoration Hardware Holdings Inc (a)	225,624		15,735		Fair Isaac Corp	134,609		7,710
					Guidewire Software Inc (a)	274,657		13,930
Rite Aid Corp (a)	118,946		634
					Imperva Inc (a)	5,387		206
Ruth's Hospitality Group Inc	14,219		173		Infoblox Inc (a)	97,960		4,354
Sears Hometown and Outlet Stores Inc (a)	2,222		62
					Informatica Corp (a)	328,752		12,690
Sonic Corp (a)	12,328		238
					Interactive Intelligence Group Inc (a)	347,417		21,349
Stage Stores Inc	153,470		3,169		MedAssets Inc (a)	15,444		356
Stein Mart Inc	5,821		86		Medidata Solutions Inc (a)	18,138		2,001
Susser Holdings Corp (a)	115,912		6,356
					MicroStrategy Inc (a)	2,040		249
Texas Roadhouse Inc	16,557		454
Vera Bradley Inc (a)	8,317		184		Monotype Imaging Holdings Inc	10,240		289
					Omnicell Inc (a)	7,753		179
Vitamin Shoppe Inc (a)	7,963		374
					PDF Solutions Inc (a)	10,174		234
Zumiez Inc (a)	8,346		247
			$151,142		Pegasystems Inc	322,924		12,291
					Progress Software Corp (a)	7,317		190
Savings & Loans - 0.02%					Proofpoint Inc (a)	86,597		2,740
B of I Holding Inc (a)	3,235		195		PROS Holdings Inc (a)	5,855		207
Northfield Bancorp Inc/NJ	5,342		69		PTC Inc (a)	464,549		12,878
Oritani Financial Corp	5,535		90		QAD Inc	2,608		39
Roma Financial Corp (a)	2,573		50		Qlik Technologies Inc (a)	23,215		588
			$404		Quality Systems Inc	10,578		241
					RealPage Inc (a)	10,518		258
Semiconductors - 2.65%					Rosetta Stone Inc (a)	4,598		70
Ambarella Inc (a)	7,491		154
					SS&C Technologies Holdings Inc (a)	319,572		12,559

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000		's)

Software (continued)				Transportation (continued)
Synchronoss Technologies Inc (a)	6,581	$228		Landstar System Inc	152,999		$8,459
Tableau Software Inc (a)	50,050	3,076		Matson Inc	11,060		300
Take-Two Interactive Software Inc (a)	18,289	327		PHI Inc (a)	430		17
Tangoe Inc (a)	8,266	158		Roadrunner Transportation Systems Inc (a)	280,157		7,424
Tyler Technologies Inc (a)	8,438	816		Saia Inc (a)	6,293		205
Ultimate Software Group Inc/The (a)	161,176	24,899		Swift Transportation Co (a)	22,286		486
Verint Systems Inc (a)	14,241	520		Universal Truckload Services Inc	2,140		57
		$222,223		UTI Worldwide Inc	629,636		9,570
				Werner Enterprises Inc	5,066		117
Storage & Warehousing - 0.08%				YRC Worldwide Inc (a)	867		8
Mobile Mini Inc (a)	36,900	1,333
Wesco Aircraft Holdings Inc (a)	3,608	66					$63,141
		$1,399		Trucking & Leasing - 0.01%
				TAL International Group Inc	3,571		173
Telecommunications - 2.84%
8x8 Inc (a)	16,266	186
ADTRAN Inc	10,144	238		Water - 0.01%
Alliance Fiber Optic Products Inc	4,567	85		American States Water Co	1,598		46
Anaren Inc (a)	758	19		SJW Corp	1,760		50
Anixter International Inc (a)	4,157	355		York Water Co	3,979		82
ARRIS Group Inc (a)	27,008	482					$178
Aruba Networks Inc (a)	25,724	483		TOTAL COMMON STOCKS			$1,741,666
Atlantic Tele-Network Inc	3,631	201			Maturity
CalAmp Corp (a)	7,910	186		REPURCHASE AGREEMENTS - 5.39% Amount (000's)		Value	(000	's)
Ciena Corp (a)	541,423	12,599
Cincinnati Bell Inc (a)	28,654	82		Banks - 5.39%
Comverse Inc (a)	4,964	157		Investment in Joint Trading Account; Barclays $	23,539		$23,539
Consolidated Communications Holdings Inc	10,784	201		Bank PLC Repurchase Agreement; 0.07%
DigitalGlobe Inc (a)	325,705	10,364		dated 10/31/2013 maturing 11/01/2013
EXFO Inc (a),(b)	524,061	2,930		(collateralized by US Government
Fairpoint Communications Inc (a)	7,187	67		Securities; $24,008,793; 0.25% - 2.63%;
General Communication Inc (a)	12,442	118		dated 06/30/15 - 08/15/20)
Gigamon Inc (a)	1,134	35		Investment in Joint Trading Account; Credit	17,654		17,653
HickoryTech Corp	4,938	66		Suisse Repurchase Agreement; 0.08%
IDT Corp - Class B	5,864	128		dated 10/31/2013 maturing 11/01/2013
Infinera Corp (a)	873,282	8,916		(collateralized by US Government
Inteliquent Inc	5,085	65		Securities; $18,006,594; 0.00%; dated
InterDigital Inc/PA	10,983	426		08/15/16 - 08/15/37)
IPG Photonics Corp	7,395	490		Investment in Joint Trading Account; Deutsche	39,231		39,231
Ixia (a)	15,067	214		Bank Repurchase Agreement; 0.11% dated
KVH Industries Inc (a)	5,237	72		10/31/2013 maturing 11/01/2013
LogMeIn Inc (a)	212,303	6,857		(collateralized by US Government
Loral Space & Communications Inc	2,935	210		Securities; $40,014,656; 0.00% - 5.50%;
Lumos Networks Corp	5,662	125		dated 12/27/13 - 07/15/36)
NTELOS Holdings Corp	6,163	117		Investment in Joint Trading Account; Merrill	18,358		18,357
Plantronics Inc	10,455	449		Lynch Repurchase Agreement; 0.09%
Premiere Global Services Inc (a)	4,666	42		dated 10/31/2013 maturing 11/01/2013
RF Micro Devices Inc (a)	55,508	292		(collateralized by US Government
RigNet Inc (a)	4,638	171		Securities; $18,725,178; 0.00% - 7.13%;
Ruckus Wireless Inc (a)	9,809	142		dated 03/15/14 - 01/15/48)
Shenandoah Telecommunications Co	8,595	238					$98,780
Sonus Networks Inc (a)	550,094	1,650		TOTAL REPURCHASE AGREEMENTS			$98,780
Tessco Technologies Inc	154	6		Total Investments			$1,840,446
Ubiquiti Networks Inc	4,983	192		Liabilities in Excess of Other Assets, Net - (0.35)%			$(6,407)
ViaSat Inc (a)	35,086	2,320		TOTAL NET ASSETS - 100.00%			$1,834,039
West Corp	5,689	125

		$52,101		(a) Non-Income Producing Security
Textiles - 0.02%				(b) Security is Illiquid
Culp Inc	2,836	55
G&K Services Inc	1,303	81
UniFirst Corp/MA	2,097	216
		$352

Transportation - 3.44%
Echo Global Logistics Inc (a)	6,970	128
Forward Air Corp	7,847	318
Genesee & Wyoming Inc (a)	123,922	12,372
Heartland Express Inc	13,824	199
HUB Group Inc (a)	9,766	359
Kirby Corp (a)	154,304	13,654
Knight Transportation Inc	557,897	9,468

See accompanying notes

Schedule of Investments
SmallCap Growth Fund I
October 31, 2013

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		29.30%
Technology		16.80%
Industrial		15.97%
Consumer, Cyclical		13.05%
Financial		10.05%
Communications		9.54%
Energy		3 .96%
Basic Materials		1 .65%
Utilities		0.03%
Diversified		0 .00%
Liabilities in Excess of Other Assets, Net		(0.35)%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2013	Long	941	$100,877	$103,303	$2,426
Total					$2,426

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments SmallCap Growth Fund II

October 31, 2013

COMMON STOCKS - 95.00%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.01%					Biotechnology (continued)
MDC Partners Inc	543		$17		Aegerion Pharmaceuticals Inc (a)	14,436		$1,196
					Alnylam Pharmaceuticals Inc (a)	56,676		3,265
					AMAG Pharmaceuticals Inc (a)	1,382		37
Aerospace & Defense - 0.15%					Arena Pharmaceuticals Inc (a)	7,921		35
Astronics Corp (a)	813		40
					Arqule Inc (a)	3,581		8
Astronics Corp - Class B (a)	163		8
					BIND Therapeutics Inc (a)	68,930		902
Cubic Corp	88		5		Cambrex Corp (a)	133,004		2,237
GenCorp Inc (a)	1,710		29
					Celldex Therapeutics Inc (a)	16,928		387
HEICO Corp	2,421		130		Chelsea Therapeutics International Ltd (a)	4,391		12
Innovative Solutions & Support Inc	823		6		Cytokinetics Inc (a)	1,292		8
Kaman Corp	757		28		Dendreon Corp (a)	10,059		26
M/A-COM Technology Solutions Holdings Inc	639		11		Emergent Biosolutions Inc (a)	344		7
(a)
					Epizyme Inc (a)	378		14
Moog Inc (a)	267		16
					Exact Sciences Corp (a)	2,568		28
Teledyne Technologies Inc (a)	487		43
					Exelixis Inc (a)	6,812		34
			$316		Fibrocell Science Inc (a)	1,067		4
Agriculture - 0.03%					Halozyme Therapeutics Inc (a)	3,233		38
Tejon Ranch Co (a)	807		30		ImmunoGen Inc (a)	2,711		45
Vector Group Ltd	1,696		27		Immunomedics Inc (a)	4,527		17
			$57		Intercept Pharmaceuticals Inc (a)	22,105		1,199
					InterMune Inc (a)	3,133		44
Airlines - 2.07%					Intrexon Corp (a)	29,184		619
Allegiant Travel Co	647		68		Ligand Pharmaceuticals Inc (a)	730		38
Republic Airways Holdings Inc (a)	1,729		20		MacroGenics Inc (a)	19,280		519
SkyWest Inc	223		3		Medicines Co/The (a)	2,615		89
Spirit Airlines Inc (a)	98,067		4,232		MEI Pharma Inc (a)	607		5
US Airways Group Inc (a)	3,269		72		Merrimack Pharmaceuticals Inc (a)	5,938		16
			$4,395		Momenta Pharmaceuticals Inc (a)	2,497		41
Apparel - 0.17%					Nanosphere Inc (a)	2,689		5
Crocs Inc (a)	3,189		39		NeoGenomics Inc (a)	2,146		8
G-III Apparel Group Ltd (a)	533		30		NPS Pharmaceuticals Inc (a)	156,999		4,519
Iconix Brand Group Inc (a)	1,113		40		OncoGenex Pharmaceutical Inc (a)	963		7
					Onconova Therapeutics Inc (a)	332		5
Oxford Industries Inc	490		35		Organovo Holdings Inc (a)	58,860		428
RG Barry Corp	45		1
Steven Madden Ltd (a)	2,571		94		PDL BioPharma Inc	5,795		47
					Puma Biotechnology Inc (a)	914		35
Wolverine World Wide Inc	2,144		124		Repligen Corp (a)	1,987		22
			$363		Sangamo Biosciences Inc (a)	2,521		24
Automobile Manufacturers - 0.00%					Sequenom Inc (a)	7,352		14
Wabash National Corp (a)	352		4		Sunesis Pharmaceuticals Inc (a)	2,073		10
					Verastem Inc (a)	91,255		912
					Vical Inc (a)	4,441		6
Automobile Parts & Equipment - 0.17%
American Axle & Manufacturing Holdings Inc	1,703		32					$16,963
(a)					Building Materials - 3.68%
Cooper Tire & Rubber Co	481		12		AAON Inc	1,209		33
Dana Holding Corp	779		15		Apogee Enterprises Inc	28,685		897
Dorman Products Inc	1,048		51		Boise Cascade Co (a)	780		20
Gentherm Inc (a)	1,393		33		Comfort Systems USA Inc	609		11
Standard Motor Products Inc	914		33		Drew Industries Inc	951		48
Tenneco Inc (a)	2,599		138		Headwaters Inc (a)	4,780		42
Titan International Inc	2,657		39		Louisiana-Pacific Corp (a)	4,186		71
Tower International Inc (a)	399		8		Nortek Inc (a)	569		40
			$361		Patrick Industries Inc (a)	426		13
					PGT Inc (a)	2,125		22
Banks - 3.75%
					Simpson Manufacturing Co Inc	211		8
Bank of the Ozarks Inc	64,256		3,180		Texas Industries Inc (a)	739		40
Cass Information Systems Inc	651		37		Trex Co Inc (a)	65,527		4,601
CoBiz Financial Inc	121,847		1,322		US Concrete Inc (a)	880		19
Customers Bancorp Inc (a)	25,913		434
					USG Corp (a)	70,782		1,933
First Financial Bankshares Inc	996		61
Home BancShares Inc/AR	765		26					$7,798
SVB Financial Group (a)	30,173		2,890		Chemicals - 0.84%
			$7,950		Aceto Corp	406		6
					American Pacific Corp (a)	378		17
Beverages - 0.04%
Boston Beer Co Inc/The (a)	358		82		American Vanguard Corp	1,187		31
Farmer Bros Co (a)	385		7		Balchem Corp	1,228		70
					Chemtura Corp (a)	3,588		88
			$89		Ferro Corp (a)	3,006		39
Biotechnology - 8.00%					Hawkins Inc	595		21
Acorda Therapeutics Inc (a)	1,677		51		HB Fuller Co	2,124		102

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Chemicals (continued)					Commercial Services (continued)
Innophos Holdings Inc	801		$40		Team Inc (a)	877		$33
Innospec Inc	895		41		TeleTech Holdings Inc (a)	829		22
KMG Chemicals Inc	437		9		TrueBlue Inc (a)	1,702		42
Landec Corp (a)	1,661		19		VistaPrint NV (a)	1,411		76
Oil-Dri Corp of America	77		3		WEX Inc (a)	1,415		132
Olin Corp	2,170		49					$3,927
OM Group Inc (a)	133		5
OMNOVA Solutions Inc (a)	3,077		27		Computers - 1.08%
					3D Systems Corp (a)	19,735		1,228
PolyOne Corp	37,103		1,124		Carbonite Inc (a)	771		10
Quaker Chemical Corp	204		15		Datalink Corp (a)	1,209		12
Rentech Inc	14,534		25
Stepan Co	453		27		Digimarc Corp	401		8
					Electronics For Imaging Inc (a)	1,057		36
Zep Inc	558		11		FleetMatics Group PLC (a)	1,068		34
			$1,769		Fusion-io Inc (a)	1,938		21
Commercial Services - 1.85%					iGate Corp (a)	1,491		47
Acacia Research Corp	923		14		Immersion Corp (a)	1,643		21
Accretive Health Inc (a)	3,754		31		j2 Global Inc	2,004		110
Advisory Board Co/The (a)	1,289		88		Luxoft Holding Inc (a)	225		7
American Public Education Inc (a)	1,151		46		Manhattan Associates Inc (a)	842		90
AMN Healthcare Services Inc (a)	3,010		37		Maxwell Technologies Inc (a)	1,862		14
Ascent Capital Group Inc (a)	117		10		MTS Systems Corp	682		45
Barrett Business Services Inc	454		38		Netscout Systems Inc (a)	1,589		45
Brink's Co/The	1,423		45		Qualys Inc (a)	939		20
Capella Education Co (a)	708		43		Silicon Graphics International Corp (a)	2,159		28
Cardtronics Inc (a)	1,958		77		Synaptics Inc (a)	1,399		65
Carriage Services Inc	1,006		20		Syntel Inc	667		57
Cenveo Inc (a)	1,732		6		Transact Technologies Inc	3,013		42
Chemed Corp	780		53		Uni-Pixel Inc (a)	18,876		310
Corporate Executive Board Co	1,224		89		Unisys Corp (a)	142		4
Corvel Corp (a)	722		30		Virtusa Corp (a)	1,243		39
CoStar Group Inc (a)	1,245		220					$2,293
Deluxe Corp	1,384		65
Education Management Corp (a)	1,529		23		Consumer Products - 0.11%
					Costa Inc (a)	561		11
Electro Rent Corp	622		11		Prestige Brands Holdings Inc (a)	2,276		71
Euronet Worldwide Inc (a)	2,144		93
EVERTEC Inc	1,077		25		Spectrum Brands Holdings Inc	934		61
					Tumi Holdings Inc (a)	1,996		43
ExamWorks Group Inc (a)	1,238		32
ExlService Holdings Inc (a)	1,396		40		WD-40 Co	675		49
Forrester Research Inc	822		32					$235
Franklin Covey Co (a)	398		8		Cosmetics & Personal Care - 0.03%
Grand Canyon Education Inc (a)	1,901		90		Elizabeth Arden Inc (a)	948		34
H&E Equipment Services Inc (a)	44,304		1,109		Inter Parfums Inc	726		26
Hackett Group Inc/The	515		4		Revlon Inc (a)	243		6
Healthcare Services Group Inc	2,491		68					$66
Heartland Payment Systems Inc	1,585		64
HMS Holdings Corp (a)	3,623		77		Distribution & Wholesale - 3.59%
Huron Consulting Group Inc (a)	198		12		Beacon Roofing Supply Inc (a)	2,037		71
Insperity Inc	958		37		Core-Mark Holding Co Inc	101		7
ITT Educational Services Inc (a)	979		39		Houston Wire & Cable Co	376		5
K12 Inc (a)	1,775		33		MWI Veterinary Supply Inc (a)	34,215		5,429
Landauer Inc	634		31		Owens & Minor Inc	864		32
LifeLock Inc (a)	2,195		35		Pool Corp	1,990		108
Matthews International Corp	776		32		Watsco Inc	1,094		104
MAXIMUS Inc	2,491		121		WESCO International Inc (a)	21,720		1,856
Medifast Inc (a)	927		22					$7,612
MoneyGram International Inc (a)	340		7
					Diversified Financial Services - 1.90%
Monro Muffler Brake Inc	1,303		60		Aircastle Ltd	1,783		34
Multi-Color Corp	477		17		BGC Partners Inc	5,178		27
National Research Corp (a)	247		4
					Blackhawk Network Holdings Inc (a)	27,723		634
On Assignment Inc (a)	1,922		65
PAREXEL International Corp (a)	2,327		106		Cohen & Steers Inc	687		26
					Consumer Portfolio Services Inc (a)	655		4
Performant Financial Corp (a)	1,431		14
					Credit Acceptance Corp (a)	290		34
Providence Service Corp/The (a)	679		20
RPX Corp (a)	289		5		Diamond Hill Investment Group Inc	179		20
					Ellie Mae Inc (a)	958		28
ServiceSource International Inc (a)	2,222		24
					Encore Capital Group Inc (a)	820		40
Sotheby's	2,847		148		Evercore Partners Inc - Class A	34,435		1,738
Steiner Leisure Ltd (a)	297		17
					Financial Engines Inc	13,531		756
Stewart Enterprises Inc	2,744		36		FXCM Inc	2,394		39
Strayer Education Inc	692		27		GAMCO Investors Inc	381		27
Team Health Holdings Inc (a)	2,812		122

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Diversified Financial Services (continued)					Entertainment - 1.62%
Greenhill & Co Inc	1,026		$53		Carmike Cinemas Inc (a)	25,906		$593
Higher One Holdings Inc (a)	2,154		17		Churchill Downs Inc	574		49
INTL. FCStone Inc (a)	290		6		Multimedia Games Holding Co Inc (a)	78,968		2,567
MarketAxess Holdings Inc	1,575		103		National CineMedia Inc	1,082		19
Outerwall Inc (a)	1,214		79		Pinnacle Entertainment Inc (a)	1,955		46
Portfolio Recovery Associates Inc (a)	2,130		127		SHFL Entertainment Inc (a)	2,353		55
Pzena Investment Management Inc	542		4		Vail Resorts Inc	1,307		92
Regional Management Corp (a)	174		6					$3,421
Virtus Investment Partners Inc (a)	281		57
WageWorks Inc (a)	1,044		53		Environmental Control - 0.10%
					Advanced Emissions Solutions Inc (a)	636		24
Westwood Holdings Group Inc	442		24		Calgon Carbon Corp (a)	2,197		44
WisdomTree Investments Inc (a)	3,656		51
World Acceptance Corp (a)	380		39		Ceco Environmental Corp	563		10
					Darling International Inc (a)	1,422		33
			$4,026		Mine Safety Appliances Co	1,184		57
Electric - 0.01%					Pure Cycle Corp (a)	1,122		7
Pike Electric Corp	902		10		US Ecology Inc	1,175		42
UNS Energy Corp	164		8					$217

			$18		Food - 0.41%
Electrical Components & Equipment - 1.34%					Annie's Inc (a)	499		24
Acuity Brands Inc	22,878		2,300		B&G Foods Inc	1,929		65
Advanced Energy Industries Inc (a)	1,562		33		Boulder Brands Inc (a)	2,038		33
Belden Inc	1,682		113		Calavo Growers Inc	794		24
Coleman Cable Inc	577		14		Cal-Maine Foods Inc	463		24
EnerSys Inc	659		44		Chefs' Warehouse Inc/The (a)	896		21
Generac Holdings Inc	2,196		108		Hain Celestial Group Inc (a)	1,668		139
Graham Corp	638		23		Harris Teeter Supermarkets Inc	368		18
Insteel Industries Inc	1,081		18		Inventure Foods Inc (a)	920		10
Littelfuse Inc	870		74		J&J Snack Foods Corp	652		56
SunPower Corp (a)	1,750		53		Lancaster Colony Corp	675		56
Universal Display Corp (a)	1,732		55		Lifeway Foods Inc	289		4
			$2,835		Pilgrim's Pride Corp (a)	2,719		39
					Sanderson Farms Inc	1,004		63
Electronics - 1.70%					SUPERVALU Inc (a)	6,756		48
American Science & Engineering Inc	81		5		Tootsie Roll Industries Inc	1,160		37
Analogic Corp	352		32		TreeHouse Foods Inc (a)	1,052		77
Applied Optoelectronics Inc (a)	69,150		877
					United Natural Foods Inc (a)	1,795		128
Badger Meter Inc	649		34		Village Super Market Inc	264		10
Coherent Inc	876		58					$876
Control4 Corp (a)	27,510		453
FARO Technologies Inc (a)	27,242		1,294		Forest Products & Paper - 0.13%
FEI Co	1,798		160		Clearwater Paper Corp (a)	723		38
InvenSense Inc (a)	2,071		35		Deltic Timber Corp	407		26
Measurement Specialties Inc (a)	596		33		KapStone Paper and Packaging Corp	1,724		90
Mesa Laboratories Inc	168		12		Neenah Paper Inc	108		5
Methode Electronics Inc	12,762		326		Orchids Paper Products Co	341		10
NVE Corp (a)	322		17		PH Glatfelter Co	1,542		40
OSI Systems Inc (a)	668		49		Schweitzer-Mauduit International Inc	922		57
Rofin-Sinar Technologies Inc (a)	125		3		Xerium Technologies Inc (a)	699		8
Rogers Corp (a)	417		25					$274
Stoneridge Inc (a)	1,538		20
Taser International Inc (a)	1,862		33		Gas - 0.01%
Watts Water Technologies Inc	137		8		South Jersey Industries Inc	378		22
Woodward Inc	2,964		119
			$3,593		Hand & Machine Tools - 0.03%

Energy - Alternate Sources - 0.02%					Franklin Electric Co Inc	1,625		61
Clean Energy Fuels Corp (a)	2,494		28
FutureFuel Corp	341		6		Healthcare - Products - 3.58%
Renewable Energy Group Inc (a)	255		3		Abaxis Inc	905		32
			$37		ABIOMED Inc (a)	1,622		39
					Align Technology Inc (a)	3,022		172
Engineering & Construction - 0.08%					ArthroCare Corp (a)	972		36
Aegion Corp (a)	289		6
					AtriCure Inc (a)	1,341		19
Dycom Industries Inc (a)	775		23
					Atrion Corp	105		28
Exponent Inc	563		42		Biolase Inc (a)	1,870		4
MasTec Inc (a)	2,494		80
Mistras Group Inc (a)	1,018		19		Cantel Medical Corp	1,371		48
					Cardiovascular Systems Inc (a)	1,368		42
National Technical Systems Inc (a)	369		8
					Cepheid Inc (a)	40,227		1,638
			$178		Cyberonics Inc (a)	1,166		67
					Cynosure Inc (a)	31,010		670

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Products (continued)					Home Builders (continued)
DexCom Inc (a)	2,893		$83		Winnebago Industries Inc (a)	1,175		$35
Endologix Inc (a)	2,629		48					$3,183
Exactech Inc (a)	132		3
Female Health Co/The	1,375		13		Home Furnishings - 0.33%
					American Woodmark Corp (a)	636		21
Genomic Health Inc (a)	1,071		32
Globus Medical Inc (a)	2,236		43		Daktronics Inc	586		7
					iRobot Corp (a)	1,178		40
Greatbatch Inc (a)	12,198		465
Haemonetics Corp (a)	2,110		86		La-Z-Boy Inc	862		20
					Select Comfort Corp (a)	31,422		576
Hanger Inc (a)	965		35
					TiVo Inc (a)	2,569		34
HeartWare International Inc (a)	676		49
					Universal Electronics Inc (a)	92		4
ICU Medical Inc (a)	490		30
Insulet Corp (a)	2,212		86					$702
Integra LifeSciences Holdings Corp (a)	688		32		Housewares - 0.01%
LDR Holding Corp (a)	3,800		79		Libbey Inc (a)	1,371		29
LipoScience Inc (a)	63,310		314
Luminex Corp (a)	1,547		30
MAKO Surgical Corp (a)	1,737		52		Insurance - 1.43%
Masimo Corp	2,013		52		American Equity Investment Life Holding Co	317		7
Merge Healthcare Inc (a)	4,272		11		Amtrust Financial Services Inc	66,634		2,556
Meridian Bioscience Inc	1,747		43		Crawford & Co	633		7
NanoString Technologies Inc (a)	77,733		800		Employers Holdings Inc	901		27
Natus Medical Inc (a)	1,174		23		HCI Group Inc	594		26
NuVasive Inc (a)	599		19		Health Insurance Innovations Inc (a)	25,227		306
NxStage Medical Inc (a)	2,500		33		Maiden Holdings Ltd	425		5
PhotoMedex Inc (a),(b)	283		4		MGIC Investment Corp (a)	6,450		53
Quidel Corp (a)	1,198		30		Radian Group Inc	1,719		25
Rochester Medical Corp (a)	686		14		Third Point Reinsurance Ltd (a)	452		7
Spectranetics Corp (a)	1,689		35		United Fire Group Inc	107		3
STAAR Surgical Co (a)	2,188		29					$3,022
STERIS Corp	2,413		109		Internet - 3.46%
SurModics Inc (a)	929		22		1-800-Flowers.com Inc (a)	1,280		7
TearLab Corp (a)	1,836		19		Brightcove Inc (a)	115,530		1,764
Thoratec Corp (a)	42,897		1,852		BroadSoft Inc (a)	1,024		33
Utah Medical Products Inc	218		12		ChannelAdvisor Corp (a)	12,480		435
Vascular Solutions Inc (a)	1,030		20
(a)					Cogent Communications Group Inc	1,932		68
Volcano Corp	1,972		38		comScore Inc (a)	1,527		41
West Pharmaceutical Services Inc	2,830		137		Constant Contact Inc (a)	1,119		29
Zeltiq Aesthetics Inc (a)	1,158		15		Dealertrack Technologies Inc (a)	1,442		54
			$7,592		Dice Holdings Inc (a)	2,591		19
Healthcare - Services - 1.96%					eGain Corp (a)	827		9
Acadia Healthcare Co Inc (a)	75,667		3,281		FireEye Inc (a)	9,877		374
					Global Sources Ltd (a)	185		1
Alliance Air Methods HealthCare Corp Services Inc (a)	1,418 123		62 3		HealthStream Inc (a)	844		30
Amsurg Corp (a)	591		25		HomeAway Inc (a)	76,275		2,261
Bio-Reference Labs Inc (a)	1,061		34		Liquidity Services Inc (a)	907		24
Capital Senior Living Corp (a)	1,184		26		magicJack VocalTec Ltd (a)	680		8
Centene Corp (a)	2,249		126		Move Inc (a)	1,742		30
Emeritus Corp (a)	1,649		32		NIC Inc	2,790		69
Ensign Group Inc/The	763		33		OpenTable Inc (a)	975		68
Gentiva Health Services Inc (a)	2,006		23		Orbitz Worldwide Inc (a)	1,554		14
HealthSouth Corp	2,988		105		Overstock.com Inc (a)	760		18
Healthways Inc(a)	1,443		14		Perficient Inc (a)	282		5
IPC The Hospitalist Co Inc (a)	715		39		Reis Inc (a)	534		10
Molina Healthcare Inc (a)	1,160		37		Responsys Inc (a)	2,223		36
Skilled Healthcare Group Inc (a)	1,158		5		RetailMeNot Inc (a)	451		15
Surgical Care Affiliates Inc (a)	10,750		282		Saba Software Inc (a)	106,755		1,238
					Sapient Corp (a)	4,723		75
US Physical Therapy Inc	787		25		Shutterfly Inc (a)	1,583		78
			$4,152		Shutterstock Inc (a)	327		23
Holding Companies - Diversified - 0.00%					SPS Commerce Inc (a)	547		37
Horizon Pharma Inc (a)	1,733		7		Stamps.com Inc (a)	834		38
					support.com Inc (a)	3,291		15
					Travelzoo Inc (a)	464		10
Home Builders - 1.50%					Trulia Inc (a)	1,008		40
Cavco Industries Inc (a)	395		23
					ValueClick Inc (a)	3,278		63
KB Home	3,022		51		VASCO Data Security International Inc (a)	777		6
Meritage Homes Corp (a)	38,960		1,768
					VirnetX Holding Corp (a)	1,558		34
Ryland Group Inc/The	1,928		78		Web.com Group Inc (a)	1,514		41
Standard Pacific Corp (a)	65,916		523
					WebMD Health Corp (a)	1,173		41
Taylor Morrison Home Corp (a)	31,689		705
					XO Group Inc (a)	1,703		24

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Internet (continued)				Miscellaneous Manufacturing (continued)
Yelp Inc (a)	1,076	$73		Federal Signal Corp (a)	2,691		$37
Zillow Inc (a)	847	67		GP Strategies Corp (a)	898		25
Zix Corp (a)	3,972	16		Handy & Harman Ltd (a)	313		7
		$7,341		Hillenbrand Inc	1,987		56
				John Bean Technologies Corp	1,234		34
Investment Companies - 0.00%				Koppers Holdings Inc	860		38
Main Street Capital Corp	168	5		Myers Industries Inc	238		4
				Park-Ohio Holdings Corp (a)	545		23
Leisure Products & Services - 0.88%				Polypore International Inc (a)	1,687		76
Arctic Cat Inc	550	29		Proto Labs Inc (a)	727		61
Black Diamond Inc (a)	105,805	1,577		Raven Industries Inc	1,527		51
Brunswick Corp/DE	3,656	165		Smith & Wesson Holding Corp (a)	2,833		30
Interval Leisure Group Inc	1,692	41		Standex International Corp	158		10
Life Time Fitness Inc (a)	820	37		Sturm Ruger & Co Inc	805		53
Nautilus Inc (a)	1,988	16		Trimas Corp (a)	1,886		71
		$1,865					$792

Lodging - 0.02%				Office Furnishings - 0.11%
Boyd Gaming Corp (a)	2,527	27		Herman Miller Inc	2,453		74
Monarch Casino & Resort Inc (a)	300	5		HNI Corp	1,833		71
		$32		Interface Inc	2,214		45
				Knoll Inc	2,061		34
Machinery - Construction & Mining - 0.02%				Steelcase Inc	682		11
Hyster-Yale Materials Handling Inc	440	34					$235

				Oil & Gas - 5.41%
Machinery - Diversified - 2.15%				Apco Oil and Gas International Inc (a)	95		1
Albany International Corp	272	10		Approach Resources Inc (a)	1,245		35
Altra Holdings Inc	1,152	35		Arabian American Development Co (a)	1,152		10
Applied Industrial Technologies Inc	1,623	77		Berry Petroleum Co	683		33
Chart Industries Inc (a)	5,501	591
				Bill Barrett Corp (a)	905		25
Cognex Corp	3,747	117		Bonanza Creek Energy Inc (a)	1,191		60
Columbus McKinnon Corp/NY (a)	179	5
				Carrizo Oil & Gas Inc (a)	1,415		62
DXP Enterprises Inc (a)	397	36
				Delek US Holdings Inc	1,538		39
Gorman-Rupp Co/The	688	28		Diamondback Energy Inc (a)	54,112		2,795
Lindsay Corp	548	42		EPL Oil & Gas Inc (a)	620		20
Middleby Corp/The (a)	15,676	3,568
				Evolution Petroleum Corp	1,086		13
Tennant Co	671	41		Goodrich Petroleum Corp (a)	13,340		312
		$4,550		Gulfport Energy Corp (a)	45,160		2,650
Media - 1.53%				Kodiak Oil & Gas Corp (a)	10,704		139
Belo Corp	2,227	31		Magnum Hunter Resources Corp (a)	370,214		2,640
Cumulus Media Inc (a)	3,728	22		Magnum Hunter Resources Corp - Warrants	37,021		—
				(a),(b),(c)
Entravision Communications Corp	3,533	24
Nexstar Broadcasting Group Inc	1,227	54		Panhandle Oil and Gas Inc	437		15
Saga Communications Inc	86	4		Rex Energy Corp (a)	82,447		1,772
Sinclair Broadcast Group Inc	97,172	3,116		Rosetta Resources Inc (a)	2,500		150
		$3,251		Sanchez Energy Corp (a)	21,070		601
				Synergy Resources Corp (a)	3,241		34
Metal Fabrication & Hardware - 0.17%				Vaalco Energy Inc (a)	1,867		10
CIRCOR International Inc	84	6		Western Refining Inc	1,232		40
Mueller Industries Inc	1,176	71					$11,456
Mueller Water Products Inc - Class A	6,803	58
Olympic Steel Inc	149	4		Oil & Gas Services - 0.19%
RBC Bearings Inc (a)	831	57		CARBO Ceramics Inc	347		43
Rexnord Corp (a)	1,948	46		Edgen Group Inc (a)	1,093		13
Sun Hydraulics Corp	782	31		Flotek Industries Inc (a)	1,981		42
Worthington Industries Inc	2,232	91		Forum Energy Technologies Inc (a)	1,286		38
				Geospace Technologies Corp (a)	530		52
		$364		Hornbeck Offshore Services Inc (a)	123		7
Mining - 0.05%				ION Geophysical Corp (a)	1,861		9
AMCOL International Corp	675	22		Matrix Service Co (a)	334		7
Coeur Mining Inc (a)	2,488	30		Newpark Resources Inc (a)	2,820		36
Materion Corp	692	21		SEACOR Holdings Inc	108		10
United States Lime & Minerals Inc (a)	109	6		Targa Resources Corp	1,341		104
US Silica Holdings Inc	782	27		TGC Industries Inc	994		7
		$106		Thermon Group Holdings Inc (a)	1,138		27
Miscellaneous Manufacturing - 0.37%							$395
AZZ Inc	1,086	49		Packaging & Containers - 0.06%
Chase Corp	129	4		AEP Industries Inc (a)	278		17
CLARCOR Inc	2,118	124		Berry Plastics Group Inc (a)	2,231		45
EnPro Industries Inc (a)	651	39

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Packaging & Containers (continued)					Real Estate - 0.02%
Graphic Packaging Holding Co (a)	8,864		$74		HFF Inc	1,146		$28
			$136		Kennedy-Wilson Holdings Inc	360		7

Pharmaceuticals - 6.07%								$35
ACADIA Pharmaceuticals Inc (a)	2,711		62		REITS - 0.77%
AcelRx Pharmaceuticals Inc (a)	1,492		10		Alexander's Inc	88		28
Achillion Pharmaceuticals Inc (a)	6,315		16		CoreSite Realty Corp	847		28
Agios Pharmaceuticals Inc (a)	382		9		DuPont Fabros Technology Inc	982		25
Akorn Inc (a)	144,379		2,951		EastGroup Properties Inc	1,196		76
Anika Therapeutics Inc (a)	461		14		Geo Group Inc/The	1,280		45
Array BioPharma Inc (a)	7,642		38		Glimcher Realty Trust	73,145		749
Auxilium Pharmaceuticals Inc (a)	2,088		36		Healthcare Realty Trust Inc	1,573		38
AVANIR Pharmaceuticals Inc (a)	9,200		37		Highwoods Properties Inc	1,172		45
BioDelivery Sciences International Inc (a)	1,960		10		Inland Real Estate Corp	3,017		32
BioScrip Inc (a)	801		6		Investors Real Estate Trust	349		3
Cadence Pharmaceuticals Inc (a)	4,053		20		LTC Properties Inc	1,230		49
ChemoCentryx Inc (a)	1,551		8		National Health Investors Inc	1,038		65
Chimerix Inc (a)	555		8		Potlatch Corp	1,477		60
Clovis Oncology Inc (a)	659		34		PS Business Parks Inc	770		63
Corcept Therapeutics Inc (a)	3,412		6		Ryman Hospitality Properties Inc	1,190		44
Cytori Therapeutics Inc (a)	3,224		7		Sabra Health Care REIT Inc	989		27
Depomed Inc (a)	3,572		26		Saul Centers Inc	506		24
Dyax Corp (a)	3,980		33		Sovran Self Storage Inc	1,211		93
Enanta Pharmaceuticals Inc (a)	232		5		Strategic Hotels & Resorts Inc (a)	5,548		48
Endocyte Inc (a)	1,983		21		Sun Communities Inc	1,305		58
Furiex Pharmaceuticals Inc (a)	420		16		Urstadt Biddle Properties Inc	1,234		24
Hi-Tech Pharmacal Co Inc	267		11					$1,624
Hyperion Therapeutics Inc (a)	535		11
Idenix Pharmaceuticals Inc (a)	5,749		19		Retail - 9.00%
					Aeropostale Inc (a)	2,857		27
Infinity Pharmaceuticals Inc (a)	41,086		557
					AFC Enterprises Inc (a)	1,021		46
Insys Therapeutics Inc (a)	47,684		1,902
					ANN Inc (a)	2,016		71
Ironwood Pharmaceuticals Inc (a)	3,395		33
					Asbury Automotive Group Inc (a)	1,145		55
Isis Pharmaceuticals Inc (a)	49,998		1,663
Jazz Pharmaceuticals PLC (a)	8,810		799		Big 5 Sporting Goods Corp	1,077		20
					BJ's Restaurants Inc (a)	890		24
Keryx Biopharmaceuticals Inc (a)	3,528		36
					Bloomin' Brands Inc (a)	2,312		58
Lannett Co Inc (a)	1,046		25
					Bravo Brio Restaurant Group Inc (a)	1,190		18
MannKind Corp (a)	6,146		30
Nektar Therapeutics (a)	2,905		28		Brown Shoe Co Inc	1,711		38
Neogen Corp (a)	1,484		68		Buckle Inc/The	1,188		58
					Buffalo Wild Wings Inc (a)	690		98
Neurocrine Biosciences Inc (a)	2,793		26
Opko Health Inc (a)	6,883		69		Casey's General Stores Inc	1,671		122
Orexigen Therapeutics Inc (a)	6,188		30		CEC Entertainment Inc	779		36
Pacira Pharmaceuticals Inc/DE (a)	1,006		51		Cheesecake Factory Inc/The	2,278		108
					Children's Place Retail Stores Inc/The (a)	504		27
Portola Pharmaceuticals Inc (a)	39,878		883
					Christopher & Banks Corp (a)	115,940		669
Progenics Pharmaceuticals Inc (a)	3,055		11
					Chuy's Holdings Inc (a)	29,059		1,093
Questcor Pharmaceuticals Inc	2,144		132		Conn's Inc (a)	812		49
Raptor Pharmaceutical Corp (a)	2,171		31
Regulus Therapeutics Inc (a)	668		5		Cracker Barrel Old Country Store Inc	839		92
					Denny's Corp (a)	4,484		28
Sagent Pharmaceuticals Inc (a)	1,069		23
Santarus Inc (a)	2,274		53		Destination Maternity Corp	778		24
Sarepta Therapeutics Inc (a)	45,672		1,779		DineEquity Inc	553		45
					Diversified Restaurant Holdings Inc (a)	50,864		351
Sciclone Pharmaceuticals Inc (a)	2,534		12
					Express Inc (a)	3,646		85
SIGA Technologies Inc (a)	2,283		8
					Fiesta Restaurant Group Inc (a)	722		31
Sucampo Pharmaceuticals Inc (a)	801		5
					Fifth & Pacific Cos Inc (a)	78,710		2,085
Synageva BioPharma Corp (a)	19,812		1,007
TG Therapeutics Inc (a)	979		3		Finish Line Inc/The	1,102		28
					First Cash Financial Services Inc (a)	1,214		73
Threshold Pharmaceuticals Inc (a)	3,014		13
					Five Below Inc (a)	34,552		1,668
USANA Health Sciences Inc (a)	380		26
					Francesca's Holdings Corp (a)	31,196		561
Vanda Pharmaceuticals Inc (a)	2,099		15
					Genesco Inc (a)	725		49
ViroPharma Inc (a)	2,384		92
Vivus Inc (a)	3,764		35		Haverty Furniture Cos Inc	299		8
					Hibbett Sports Inc (a)	1,110		65
			$12,864		HSN Inc	1,417		74
Pipelines - 0.09%					Jack in the Box Inc (a)	35,934		1,462
Crosstex Energy Inc	1,784		55		Kirkland's Inc (a)	632		11
Primoris Services Corp	1,503		39		Krispy Kreme Doughnuts Inc (a)	2,737		66
SemGroup Corp	1,584		96		Lithia Motors Inc	17,235		1,083
			$190		Lumber Liquidators Holdings Inc (a)	15,453		1,765
					Nathan's Famous Inc (a)	173		9
Private Equity - 0.87%					New York & Co Inc (a)	1,114		6
GSV Capital Corp (a)	120,166		1,837
					Office Depot Inc (a)	3,941		22

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Retail (continued)					Software (continued)
Papa John's International Inc	672		$51		Ebix Inc	1,382	$16
Penske Automotive Group Inc	33,639		1,333		Envestnet Inc (a)	977	35
PetMed Express Inc	1,285		19		EPAM Systems Inc (a)	79,090	2,963
Pier 1 Imports Inc	4,050		85		Fair Isaac Corp	1,551	89
PriceSmart Inc	692		79		Guidewire Software Inc (a)	23,326	1,183
Red Robin Gourmet Burgers Inc (a)	24,393		1,858		Imperva Inc (a)	44,399	1,702
Restoration Hardware Holdings Inc (a)	12,563		877		Infoblox Inc (a)	80,582	3,582
Rite Aid Corp (a)	19,201		102		Interactive Intelligence Group Inc (a)	669	41
Ruth's Hospitality Group Inc	2,291		28		Jive Software Inc (a)	100,674	1,096
Sears Hometown and Outlet Stores Inc (a)	358		10		MedAssets Inc (a)	2,493	57
Sonic Corp (a)	1,990		38		Medidata Solutions Inc (a)	1,100	121
Stein Mart Inc	939		14		MicroStrategy Inc (a)	331	40
Susser Holdings Corp (a)	652		36		Monotype Imaging Holdings Inc	1,653	47
Texas Roadhouse Inc	2,674		73		Omnicell Inc (a)	38,135	880
Tile Shop Holdings Inc (a)	61,398		1,371		PDF Solutions Inc (a)	33,479	769
Tilly's Inc (a)	45,685		665		Pegasystems Inc	757	29
Vera Bradley Inc (a)	1,342		30		Progress Software Corp (a)	1,181	31
Vitamin Shoppe Inc (a)	1,285		60		Proofpoint Inc (a)	60,751	1,922
Zumiez Inc (a)	1,347		40		PROS Holdings Inc (a)	945	33
			$19,077		PTC Inc (a)	4,354	121
					QAD Inc	420	6
Savings & Loans - 0.35%					Qlik Technologies Inc (a)	76,510	1,939
B of I Holding Inc (a)	522		32
					Quality Systems Inc	1,707	39
Northfield Bancorp Inc/NJ	862		11		Rally Software Development Corp (a)	46,570	1,249
Oritani Financial Corp	894		14		RealPage Inc (a)	1,698	42
Pacific Premier Bancorp Inc (a)	47,772		665
					Rosetta Stone Inc (a)	742	11
Roma Financial Corp (a)	415		8
					SS&C Technologies Holdings Inc (a)	2,506	98
			$730		Synchronoss Technologies Inc (a)	1,063	37
Semiconductors - 1.82%					Take-Two Interactive Software Inc (a)	2,952	53
Ambarella Inc (a)	1,209		25		Tangoe Inc (a)	1,335	25
Applied Micro Circuits Corp (a)	2,660		31		Tyler Technologies Inc (a)	1,362	132
Cabot Microelectronics Corp (a)	1,003		41		Ultimate Software Group Inc/The (a)	17,973	2,777
Cavium Inc (a)	34,441		1,388		Veeva Systems Inc (a)	5,000	195
Cirrus Logic Inc (a)	1,649		37		Verint Systems Inc (a)	2,299	84
Cypress Semiconductor Corp (a)	5,319		49				$23,587
Diodes Inc (a)	1,191		29
Entegris Inc (a)	1,339		14		Storage & Warehousing - 0.83%
					Wesco Aircraft Holdings Inc (a)	96,033	1,759
Exar Corp (a)	2,420		28
GT Advanced Technologies Inc (a)	3,653		27
Hittite Microwave Corp (a)	1,359		87		Telecommunications - 6.26%
Inphi Corp (a)	71,195		1,050		8x8 Inc (a)	198,959	2,280
Lattice Semiconductor Corp (a)	1,951		10		ADTRAN Inc	1,637	38
Microsemi Corp (a)	24,447		614		Alliance Fiber Optic Products Inc	736	14
Monolithic Power Systems Inc	1,338		43		Anaren Inc (a)	122	3
OmniVision Technologies Inc (a)	305		4		Anixter International Inc (a)	672	57
PMC - Sierra Inc (a)	5,580		33		ARRIS Group Inc (a)	4,360	78
Power Integrations Inc	1,055		61		Aruba Networks Inc (a)	63,595	1,193
Rambus Inc (a)	4,038		35		Atlantic Tele-Network Inc	584	32
Semtech Corp (a)	2,861		89		CalAmp Corp (a)	80,438	1,893
Silicon Image Inc (a)	4,966		26		Ciena Corp (a)	80,499	1,873
SunEdison Inc (a)	9,715		90		Cincinnati Bell Inc (a)	4,619	13
Ultratech Inc (a)	1,163		28		Comverse Inc (a)	800	25
Veeco Instruments Inc (a)	555		16		Consolidated Communications Holdings Inc	1,739	32
			$3,855		Cyan Inc (a)	75,953	358
					Fairpoint Communications Inc (a)	1,160	11
Software - 11.13%					General Communication Inc (a)	2,009	19
ACI Worldwide Inc (a)	1,450		80		Gigamon Inc (a)	34,648	1,067
Acxiom Corp (a)	1,193		40
					HickoryTech Corp	798	11
Advent Software Inc	1,424		48		IDT Corp - Class B	946	21
American Software Inc/Georgia	1,570		14		Infinera Corp (a)	3,780	39
Aspen Technology Inc (a)	3,818		146
athenahealth Inc (a)	1,517		203		Inteliquent Inc	821	10
AVG Technologies NV (a)	1,533		31		InterDigital Inc/PA	1,773	69
					IPG Photonics Corp	24,237	1,606
Blackbaud Inc	1,973		71		Ixia (a)	117,178	1,661
Bottomline Technologies de Inc (a)	1,377		43		KVH Industries Inc (a)	845	12
CommVault Systems Inc (a)	2,028		158		LogMeIn Inc (a)	885	29
Computer Programs & Systems Inc	464		26		Loral Space & Communications Inc	473	34
Cornerstone OnDemand Inc (a)	25,563		1,211
					Lumos Networks Corp	911	20
CSG Systems International Inc	1,174		33		Neonode Inc (a)	70,730	383
Cvent Inc (a)	310		10
Demandware Inc (a)	581		29		NTELOS Holdings Corp	994	19

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000		's)	REPURCHASE AGREEMENTS	Maturity

Telecommunications (continued)					(continued)	Amount (000's)	Value (000's)
Plantronics Inc	1,687		$72		Banks (continued)
Premiere Global Services Inc (a)	752		7		Investment in Joint Trading Account; Merrill	$1,903	$1,903
RF Micro Devices Inc (a)	8,965		47		Lynch Repurchase Agreement; 0.09%
RigNet Inc (a)	749		28		dated 10/31/2013 maturing 11/01/2013
Ruckus Wireless Inc (a)	1,583		23		(collateralized by US Government
Shenandoah Telecommunications Co	1,387		38		Securities; $1,940,996; 0.00% - 7.13%;
Tessco Technologies Inc	24		1		dated 03/15/14 - 01/15/48)
Ubiquiti Networks Inc	804		31				$10,239
ViaSat Inc (a)	1,443		95		TOTAL REPURCHASE AGREEMENTS		$10,239
West Corp	918		20		Total Investments		$211,563
			$13,262		Other Assets in Excess of Liabilities, Net - 0.17%		$362
Textiles - 0.03%					TOTAL NET ASSETS - 100.00%		$211,925
Culp Inc	457		9
G&K Services Inc	210		13		(a) Non-Income Producing Security
UniFirst Corp/MA	338		35		(b) Security is Illiquid
			$57		(c)		Fair value of these investments is determined in good faith by the
Transportation - 1.59%					Manager under procedures established and periodically reviewed by the
Echo Global Logistics Inc (a)	1,125		21		Board of Directors. At the end of the period, the fair value of these
Forward Air Corp	1,267		51		securities totaled $0 or 0.00% of net assets.
Heartland Express Inc	2,232		32
HUB Group Inc (a)	1,577		58
Knight Transportation Inc	2,507		43		Portfolio Summary (unaudited)
Matson Inc	1,785		48		Sector		Percent
PHI Inc (a)	69		3
Roadrunner Transportation Systems Inc (a)	110,783		2,936		Consumer, Non-cyclical		22.08%
Saia Inc (a)	1,015		33		Consumer, Cyclical		20.33%
Swift Transportation Co (a)	3,597		78		Technology		14.03%
					Financial		13.92%
Universal Truckload Services Inc	345		9		Industrial		11.45%
UTI Worldwide Inc	2,340		36		Communications		11.26%
Werner Enterprises Inc	818		19		Energy		5 .71%
YRC Worldwide Inc (a)	140		1
					Basic Materials		1 .02%
			$3,368		Utilities		0.03%
Trucking & Leasing - 0.01%					Diversified		0 .00%
TAL International Group Inc	577		28		Other Assets in Excess of Liabilities, Net		0 .17%
					TOTAL NET ASSETS		100.00%

Water - 0.01%
American States Water Co	256		7
SJW Corp	283		8
York Water Co	642		14
			$29
TOTAL COMMON STOCKS			$201,324
	Maturity
REPURCHASE AGREEMENTS - 4.83% Amount (000's)		Value	(000	's)

Banks - 4.83%
Investment in Joint Trading Account; Barclays $	2,440		$2,440
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $2,488,680; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	1,830		1,830
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $1,866,509; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	4,066		4,066
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $4,147,798; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)

See accompanying notes

Schedule of Investments
SmallCap Growth Fund II
October 31, 2013

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
Russell 2000 Mini; December 2013	Long	103	$11,006		$11,307	$301
Total						$301
Amounts in thousands except contracts

See accompanying notes

     Schedule of Investments SmallCap S&P 600 Index Fund October 31, 2013

COMMON STOCKS - 98.44%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.05%					Banks (continued)
Harte-Hanks Inc	60,858		$485		Simmons First National Corp	22,582		$739
					Sterling Bancorp/NY	40,455		597
					Susquehanna Bancshares Inc	260,239		3,067
Aerospace & Defense - 2.19%					Taylor Capital Group Inc (a)	21,191		487
AAR Corp	54,496		1,596		Texas Capital Bancshares Inc (a)	56,819		2,957
Aerovironment Inc (a)	27,428		744
Cubic Corp	28,994		1,522		Tompkins Financial Corp	16,078		793
					TrustCo Bank Corp NY	131,157		881
Curtiss-Wright Corp	65,446		3,258
GenCorp Inc (a)	84,255		1,415		UMB Financial Corp	51,386		3,028
Kaman Corp	37,632		1,399		Umpqua Holdings Corp	155,585		2,547
Moog Inc (a)	63,006		3,763		United Bankshares Inc/WV	63,792		1,887
					United Community Banks Inc/GA (a)	53,682		837
National Presto Industries Inc	6,809		480
Orbital Sciences Corp (a)	83,649		1,930		ViewPoint Financial Group Inc	49,967		1,090
Teledyne Technologies Inc (a)	52,049		4,623		Wilshire Bancorp Inc	85,546		725
					Wintrust Financial Corp	55,233		2,403
			$20,730					$66,897
Agriculture - 0.23%
Alliance One International Inc (a)	113,322		337		Beverages - 0.29%
					Boston Beer Co Inc/The (a)	12,129		2,785
Andersons Inc/The	24,366		1,807
			$2,144
					Biotechnology - 0.85%
Airlines - 0.34%					Acorda Therapeutics Inc (a)	56,579		1,732
Allegiant Travel Co	20,728		2,161		Arqule Inc (a)	75,870		171
SkyWest Inc	72,335		1,088		Cambrex Corp (a)	41,955		706
			$3,249		Emergent Biosolutions Inc (a)	39,838		778
Apparel - 1.70%					Medicines Co/The (a)	86,899		2,947
Crocs Inc (a)	122,869		1,496		Momenta Pharmaceuticals Inc (a)	63,971		1,048
Iconix Brand Group Inc (a)	75,397		2,721		Spectrum Pharmaceuticals Inc	73,937		635
Oxford Industries Inc	20,072		1,441					$8,017
Perry Ellis International Inc	17,295		329		Building Materials - 1.38%
Quiksilver Inc (a)	177,908		1,480
Skechers U.S.A. Inc (a)	54,968		1,602		AAON Inc	38,808		1,048
Steven Madden Ltd (a)	83,642		3,068		Apogee Enterprises Inc	39,958		1,250
					Comfort Systems USA Inc	51,897		967
Wolverine World Wide Inc	69,804		4,030		Drew Industries Inc	30,266		1,521
			$16,167		Gibraltar Industries Inc (a)	40,124		642
Automobile Parts & Equipment - 0.54%					Griffon Corp	62,203		780
Dorman Products Inc	42,297		2,056		Headwaters Inc (a)	101,670		888
Spartan Motors Inc	47,457		322		Quanex Building Products Corp	51,533		916
Standard Motor Products Inc	28,770		1,040		Simpson Manufacturing Co Inc	56,723		2,011
Superior Industries International Inc	32,417		608		Texas Industries Inc (a)	29,798		1,600
Titan International Inc	74,438		1,080		Universal Forest Products Inc	27,625		1,462
			$5,106					$13,085

Banks - 7.05%					Chemicals - 2.12%
Bank of the Ozarks Inc	43,358		2,145		A Schulman Inc	41,082		1,361
Banner Corp	27,128		1,038		American Vanguard Corp	34,672		905
BBCN Bancorp Inc	110,112		1,633		Balchem Corp	41,546		2,379
Boston Private Financial Holdings Inc	111,000		1,264		Hawkins Inc	13,117		472
Cardinal Financial Corp	42,079		694		HB Fuller Co	69,827		3,343
City Holding Co	21,806		992		Innophos Holdings Inc	30,543		1,531
Columbia Banking System Inc	71,269		1,831		Kraton Performance Polymers Inc (a)	45,225		962
Community Bank System Inc	55,947		2,031		OM Group Inc (a)	44,428		1,511
CVB Financial Corp	129,928		1,889		PolyOne Corp	134,798		4,084
First BanCorp/Puerto Rico (a)	138,139		767		Quaker Chemical Corp	18,308		1,390
First Commonwealth Financial Corp	134,088		1,165		Stepan Co	26,388		1,553
First Financial Bancorp	80,234		1,245		Zep Inc	31,534		627
First Financial Bankshares Inc	42,223		2,597					$20,118
First Midwest Bancorp Inc/IL	104,363		1,736		Coal - 0.34%
FNB Corp/PA	214,157		2,679		Cloud Peak Energy Inc (a)	84,584		1,320
Glacier Bancorp Inc	102,315		2,827		SunCoke Energy Inc (a)	97,325		1,947
Hanmi Financial Corp	43,942		768					$3,267
Home BancShares Inc/AR	64,913		2,199
Independent Bank Corp/Rockland MA	31,400		1,127		Commercial Services - 5.01%
MB Financial Inc	76,210		2,264		ABM Industries Inc	71,289		1,961
National Penn Bancshares Inc	161,998		1,680		American Public Education Inc (a)	24,545		983
NBT Bancorp Inc	60,602		1,477		AMN Healthcare Services Inc (a)	63,903		792
Old National Bancorp/IN	140,259		2,039		Capella Education Co (a)	15,339		934
PacWest Bancorp	55,736		2,121		Cardtronics Inc (a)	62,438		2,451
Pinnacle Financial Partners Inc	46,027		1,427		Career Education Corp (a)	80,213		440
PrivateBancorp Inc	90,713		2,210		CDI Corp	20,024		321
S&T Bancorp Inc	41,346		1,014		Chemed Corp	25,938		1,759

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)		COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Commercial Services (continued)						Diversified Financial Services (continued)
Consolidated Graphics Inc (a)	11,180		$717			Evercore Partners Inc - Class A	43,608		$2,201
Corinthian Colleges Inc (a)	110,633		237			Financial Engines Inc	69,072		3,859
Corvel Corp (a)	15,901		661			FXCM Inc	38,615		633
Cross Country Healthcare Inc (a)	37,600		223			Higher One Holdings Inc (a)	45,084		358
ExlService Holdings Inc (a)	42,786		1,237			Interactive Brokers Group Inc - A Shares	69,470		1,433
Forrester Research Inc	17,977		698			Investment Technology Group Inc (a)	50,862		815
Green Dot Corp (a)	29,516		633			MarketAxess Holdings Inc	52,224		3,407
Healthcare Services Group Inc	97,150		2,661			Outerwall Inc (a)	39,013		2,535
Heartland Payment Systems Inc	51,201		2,071			Piper Jaffray Cos (a)	22,439		805
Heidrick & Struggles International Inc	22,404		415			Portfolio Recovery Associates Inc (a)	70,535		4,193
Insperity Inc	31,692		1,226			Stifel Financial Corp (a)	82,201		3,366
ITT Educational Services Inc (a)	25,343		1,017			SWS Group Inc (a)	40,469		228
Kelly Services Inc	37,908		791			Virtus Investment Partners Inc (a)	9,582		1,950
Korn/Ferry International (a)	68,563		1,632			WageWorks Inc (a)	40,438		2,071
Landauer Inc	13,244		641			World Acceptance Corp (a)	15,321		1,595
Lincoln Educational Services Corp	29,717		142						$31,288
Live Nation Entertainment Inc (a)	195,914		3,809
MAXIMUS Inc	94,810		4,594			Electric - 1.60%
Medifast Inc (a)	17,732		413			Allete Inc	50,769		2,565
Monro Muffler Brake Inc	41,455		1,907			Avista Corp	83,400		2,318
Monster Worldwide Inc (a)	157,156		679			El Paso Electric Co	55,967		1,968
Navigant Consulting Inc (a)	69,459		1,205			NorthWestern Corp	53,470		2,451
On Assignment Inc (a)	64,081		2,165			UIL Holdings Corp	77,684		2,993
PAREXEL International Corp (a)	78,161		3,573			UNS Energy Corp	57,677		2,854
Resources Connection Inc	55,448		707						$15,149
Strayer Education Inc	15,114		597			Electrical Components & Equipment - 1.53%
TeleTech Holdings Inc (a)	26,867		711			Advanced Energy Industries Inc (a)	50,911		1,063
TrueBlue Inc (a)	56,803		1,403			Belden Inc	60,620		4,077
Universal Technical Institute Inc	29,240		389			Encore Wire Corp	25,868		1,281
Viad Corp	28,255		754			EnerSys Inc	66,193		4,392
			$47,549			Littelfuse Inc	31,113		2,646
Computers - 2.38%						Powell Industries Inc	12,801		804
						Vicor Corp (a)	25,183		222
Agilysys Inc (a)	19,625		231
CACI International Inc (a)	32,345		2,328						$14,485
CIBER Inc (a)	92,683		301			Electronics - 3.58%
Electronics For Imaging Inc (a)	64,534		2,214			American Science & Engineering Inc	10,864		715
iGate Corp (a)	40,269		1,282			Analogic Corp	17,032		1,571
Insight Enterprises Inc (a)	58,856		1,240			Badger Meter Inc	19,979		1,039
j2 Global Inc	60,471		3,325			Bel Fuse Inc	13,802		290
LivePerson Inc (a)	68,366		639			Benchmark Electronics Inc (a)	75,879		1,725
Manhattan Associates Inc (a)	26,850		2,860			Brady Corp	64,660		1,887
Mercury Systems Inc (a)	45,030		415			Checkpoint Systems Inc (a)	57,278		975
MTS Systems Corp	21,699		1,417			Coherent Inc	33,994		2,250
Netscout Systems Inc (a)	51,770		1,466			CTS Corp	46,843		872
Super Micro Computer Inc (a)	45,123		628			Electro Scientific Industries Inc	35,355		424
Sykes Enterprises Inc (a)	54,503		1,020			ESCO Technologies Inc	36,761		1,326
Synaptics Inc (a)	46,506		2,163			FARO Technologies Inc (a)	23,786		1,130
Virtusa Corp (a)	32,436		1,008			FEI Co	58,041		5,170
			$22,537			II-VI Inc (a)	75,431		1,287
						Measurement Specialties Inc (a)	20,773		1,158
Consumer Products - 0.66%
Blyth Inc	11,800		163			Methode Electronics Inc	49,211		1,259
						Newport Corp (a)	54,385		863
Central Garden and Pet Co - A Shares (a)	58,157		428
						OSI Systems Inc (a)	26,112		1,902
Helen of Troy Ltd (a)	41,793		1,952
Prestige Brands Holdings Inc (a)	71,147		2,222			Park Electrochemical Corp	28,961		812
						Plexus Corp (a)	46,925		1,796
WD-40 Co	20,016		1,451			Rofin-Sinar Technologies Inc (a)	39,216		1,029
			$6,216			Rogers Corp (a)	24,110		1,470
Cosmetics & Personal Care - 0.09%						TTM Technologies Inc (a)	75,822		664
Inter Parfums Inc	23,550		828			Watts Water Technologies Inc	39,694		2,294
									$33,908

Distribution & Wholesale - 1.09%						Engineering & Construction - 0.90%
MWI Veterinary Supply Inc (a)	17,798		2,824			Aegion Corp (a)	53,784		1,103
Pool Corp	64,953		3,532			Dycom Industries Inc (a)	45,970		1,363
ScanSource Inc (a)	39,027		1,501			EMCOR Group Inc	93,285		3,457
United Stationers Inc	55,448		2,464			Engility Holdings Inc (a)	23,836		738
			$10,321			Exponent Inc	18,259		1,380
						Orion Marine Group Inc (a)	37,974		475
Diversified Financial Services - 3.30%
Calamos Asset Management Inc	26,547		261						$8,516
Encore Capital Group Inc (a)	32,300		1,578
See accompanying notes					449

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Entertainment - 0.75%					Healthcare - Products (continued)
Marriott Vacations Worldwide Corp (a)	42,301		$2,118		Symmetry Medical Inc (a)	51,793		$420
Multimedia Games Holding Co Inc (a)	40,252		1,309		West Pharmaceutical Services Inc	97,027		4,691
Pinnacle Entertainment Inc (a)	81,506		1,907					$35,227
SHFL Entertainment Inc (a)	78,727		1,825
			$7,159		Healthcare - Services - 1.96%
					Air Methods Corp	48,665		2,127
Environmental Control - 0.81%					Almost Family Inc	11,642		224
Calgon Carbon Corp (a)	75,439		1,505		Amedisys Inc (a)	44,743		728
Darling International Inc (a)	164,333		3,824		Amsurg Corp (a)	44,926		1,927
Tetra Tech Inc (a)	89,672		2,343		Bio-Reference Labs Inc (a)	34,243		1,110
			$7,672		Centene Corp (a)	75,957		4,266
					Ensign Group Inc/The	27,143		1,156
Food - 2.32%					Gentiva Health Services Inc (a)	41,018		470
Annie's Inc (a)	19,959		943
					Healthways Inc (a)	47,826		460
B&G Foods Inc	73,512		2,488		IPC The Hospitalist Co Inc (a)	23,420		1,283
Calavo Growers Inc	17,992		534		Kindred Healthcare Inc	75,297		1,045
Cal-Maine Foods Inc	20,773		1,054		LHC Group Inc (a)	16,879		348
Diamond Foods Inc (a)	28,463		695
					Magellan Health Services Inc (a)	37,325		2,191
Hain Celestial Group Inc (a)	66,318		5,520
					Molina Healthcare Inc (a)	39,381		1,246
J&J Snack Foods Corp	20,353		1,742					$18,581
Nash Finch Co	17,123		480
Sanderson Farms Inc	28,158		1,780		Home Builders - 0.87%
Seneca Foods Corp - Class A (a)	9,867		289		M/I Homes Inc (a)	33,866		693
Snyders-Lance Inc	67,544		2,026		Meritage Homes Corp (a)	47,332		2,148
Spartan Stores Inc	30,446		716		Ryland Group Inc/The	64,195		2,581
TreeHouse Foods Inc (a)	50,572		3,705		Standard Pacific Corp (a)	207,935		1,649
			$21,972		Winnebago Industries Inc (a)	38,821		1,152

Forest Products & Paper - 1.21%								$8,223
Clearwater Paper Corp (a)	30,572		1,597		Home Furnishings - 0.82%
Deltic Timber Corp	15,557		994		Daktronics Inc	52,623		629
KapStone Paper and Packaging Corp	55,677		2,893		DTS Inc/CA (a)	25,375		507
Neenah Paper Inc	22,322		918		Ethan Allen Interiors Inc	36,175		964
PH Glatfelter Co	59,900		1,569		iRobot Corp (a)	39,840		1,349
Schweitzer-Mauduit International Inc	43,646		2,701		La-Z-Boy Inc	72,899		1,683
Wausau Paper Corp	68,729		804		Select Comfort Corp (a)	77,307		1,416
			$11,476		Universal Electronics Inc (a)	21,247		827
					VOXX International Corp (a)	27,056		420
Gas - 1.69%								$7,795
Laclede Group Inc/The	42,271		1,990
New Jersey Resources Corp	57,534		2,648		Housewares - 0.49%
Northwest Natural Gas Co	37,505		1,629		Toro Co	79,467		4,684
Piedmont Natural Gas Co Inc	105,569		3,604
South Jersey Industries Inc	44,686		2,661
Southwest Gas Corp	64,424		3,496		Insurance - 2.01%
					Amerisafe Inc	25,655		988
			$16,028		eHealth Inc (a)	25,605		1,091
Hand & Machine Tools - 0.22%					Employers Holdings Inc	43,103		1,296
Franklin Electric Co Inc	54,209		2,052		HCI Group Inc	13,985		615
					Horace Mann Educators Corp	55,568		1,539
					Infinity Property & Casualty Corp	15,983		1,096
Healthcare - Products - 3.71%					Meadowbrook Insurance Group Inc	64,505		428
Abaxis Inc	29,169		1,042		Navigators Group Inc/The (a)	14,738		829
ABIOMED Inc (a)	48,608		1,166
Affymetrix Inc (a)	99,508		704		ProAssurance Corp	85,991		3,897
Align Technology Inc (a)	97,681		5,574		RLI Corp	23,745		2,243
					Safety Insurance Group Inc	17,759		971
Cantel Medical Corp	46,196		1,621		Selective Insurance Group Inc	77,482		2,036
CONMED Corp	38,221		1,386		Stewart Information Services Corp	29,017		909
CryoLife Inc	34,559		311		Tower Group International Ltd	54,298		197
Cyberonics Inc (a)	34,211		1,976
Cynosure Inc (a)	26,980		583		United Fire Group Inc	29,934		949
Greatbatch Inc (a)	33,457		1,275					$19,084
Haemonetics Corp (a)	71,460		2,898		Internet - 1.80%
Hanger Inc (a)	48,326		1,774		Blucora Inc (a)	57,213		1,352
ICU Medical Inc (a)	18,129		1,120		Blue Nile Inc (a)	17,281		710
Integra LifeSciences Holdings Corp (a)	28,514		1,305		comScore Inc (a)	46,108		1,232
Invacare Corp	40,046		860		Dealertrack Technologies Inc (a)	60,876		2,271
Luminex Corp (a)	51,221		999		Dice Holdings Inc (a)	55,822		412
Meridian Bioscience Inc	57,706		1,426		HealthStream Inc (a)	27,966		999
Merit Medical Systems Inc (a)	56,263		900		Liquidity Services Inc (a)	35,751		933
Natus Medical Inc (a)	38,473		759		NIC Inc	83,025		2,044
NuVasive Inc (a)	61,951		1,969		Nutrisystem Inc	39,927		751
SurModics Inc (a)	19,844		468		OpenTable Inc (a)	31,892		2,216

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Internet (continued)					Miscellaneous Manufacturing (continued)
PC-Tel Inc	24,106		$222		Hillenbrand Inc	87,346		$2,465
Perficient Inc (a)	45,993		832		John Bean Technologies Corp	37,842		1,029
QuinStreet Inc (a)	39,675		353		Koppers Holdings Inc	28,825		1,283
Stamps.com Inc (a)	19,793		899		LSB Industries Inc (a)	26,522		974
United Online Inc	128,651		1,111		Lydall Inc (a)	23,288		424
VASCO Data Security International Inc (a)	40,613		305		Movado Group Inc	25,138		1,172
XO Group Inc (a)	34,355		477		Myers Industries Inc	36,945		658
			$17,119		Standex International Corp	17,653		1,086
					Sturm Ruger & Co Inc	26,891		1,759
Investment Companies - 0.43%					Tredegar Corp	34,987		1,022
Prospect Capital Corp	361,050		4,094					$28,052

Iron & Steel - 0.09%					Office Furnishings - 0.17%
AK Steel Holding Corp (a)	189,532		834		Interface Inc	80,946		1,639

					Oil & Gas - 1.62%
Leisure Products & Services - 0.93%					Approach Resources Inc (a)	48,819		1,374
Arctic Cat Inc	18,707		980		Carrizo Oil & Gas Inc (a)	51,708		2,267
Brunswick Corp/DE	125,882		5,681		Comstock Resources Inc	62,474		1,069
Callaway Golf Co	98,905		834
					Contango Oil & Gas Co	21,203		908
Interval Leisure Group Inc	55,021		1,335		Forest Oil Corp (a)	166,991		791
			$8,830		Northern Oil and Gas Inc (a)	81,618		1,341
Lodging - 0.18%					PDC Energy Inc (a)	49,539		3,359
Boyd Gaming Corp (a)	104,882		1,108		Penn Virginia Corp (a)	73,516		626
Marcus Corp/The	25,217		362		PetroQuest Energy Inc (a)	78,953		373
Monarch Casino & Resort Inc (a)	13,429		227		Stone Energy Corp (a)	69,530		2,424
			$1,697		Swift Energy Co (a)	60,317		828
								$15,360
Machinery - Construction & Mining - 0.09%
Astec Industries Inc	26,053		881		Oil & Gas Services - 1.99%
					Basic Energy Services Inc (a)	36,986		543
					C&J Energy Services Inc (a)	62,861		1,448
Machinery - Diversified - 1.42%					Exterran Holdings Inc (a)	81,389		2,324
Albany International Corp	39,102		1,439		Flotek Industries Inc (a)	62,675		1,340
Applied Industrial Technologies Inc	58,684		2,776		Geospace Technologies Corp (a)	17,951		1,749
Briggs & Stratton Corp	66,535		1,220		Gulf Island Fabrication Inc	17,086		431
Cognex Corp	114,904		3,591		Hornbeck Offshore Services Inc (a)	45,078		2,491
DXP Enterprises Inc (a)	14,422		1,326
					ION Geophysical Corp (a)	170,320		790
Intevac Inc (a)	33,080		169
					Matrix Service Co (a)	36,305		755
Lindsay Corp	17,883		1,359		Newpark Resources Inc (a)	121,668		1,551
Tennant Co	25,587		1,553		Pioneer Energy Services Corp (a)	86,792		729
			$13,433		SEACOR Holdings Inc	26,159		2,558
Media - 0.13%					Tesco Corp (a)	43,431		746
Digital Generation Inc (a)	29,497		373		Tetra Technologies Inc (a)	109,453		1,420
EW Scripps Co (a)	42,863		850					$18,875
			$1,223		Pharmaceuticals - 1.86%
Metal Fabrication & Hardware - 0.76%					Akorn Inc (a)	98,982		2,023
AM Castle & Co (a)	23,699		339		Hi-Tech Pharmacal Co Inc	15,335		661
CIRCOR International Inc	24,435		1,803		Impax Laboratories Inc (a)	89,041		1,804
Haynes International Inc	17,147		924		Neogen Corp (a)	50,189		2,320
Mueller Industries Inc	39,109		2,358		PharMerica Corp (a)	41,393		611
Olympic Steel Inc	12,637		346		Questcor Pharmaceuticals Inc	76,739		4,709
RTI International Metals Inc (a)	42,447		1,439		Santarus Inc (a)	84,894		1,981
					ViroPharma Inc (a)	91,101		3,536
			$7,209
								$17,645
Mining - 0.81%
AMCOL International Corp	34,699		1,113		Publicly Traded Investment Fund - 1.23%
Century Aluminum Co (a)	71,451		620		iShares Core S&P Small-Cap ETF	113,272		11,713
Globe Specialty Metals Inc	90,049		1,579
Kaiser Aluminum Corp	26,048		1,757		Real Estate - 0.23%
Materion Corp	28,620		853		Forestar Group Inc (a)	48,339		1,079
Stillwater Mining Co (a)	165,685		1,808
					HFF Inc	46,091		1,132
			$7,730					$2,211

Miscellaneous Manufacturing - 2.96%					REITS - 6.95%
Actuant Corp	101,852		3,826		Acadia Realty Trust	77,093		2,056
AO Smith Corp	108,047		5,581		Agree Realty Corp	17,300		546
AZZ Inc	35,425		1,591		American Assets Trust Inc	47,799		1,591
Barnes Group Inc	63,419		2,254		Associated Estates Realty Corp	70,150		1,076
EnPro Industries Inc (a)	29,115		1,737
Federal Signal Corp (a)	87,031		1,191		Capstead Mortgage Corp	133,141		1,575

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

REITS (continued)				Retail (continued)
Cedar Realty Trust Inc	86,434	$494		Stage Stores Inc	44,174		$912
CoreSite Realty Corp	29,759	965		Stein Mart Inc	38,789		573
Cousins Properties Inc	245,270	2,779		Texas Roadhouse Inc	83,056		2,277
DiamondRock Hospitality Co	271,772	3,095		Tuesday Morning Corp (a)	51,224		725
EastGroup Properties Inc	42,136	2,682		Vitamin Shoppe Inc (a)	42,266		1,983
EPR Properties	70,581	3,626		Zale Corp (a)	45,207		707
Franklin Street Properties Corp	121,186	1,600		Zumiez Inc (a)	30,701		910
Geo Group Inc/The	100,106	3,531					$75,846
Getty Realty Corp	37,147	712
Government Properties Income Trust	76,016	1,859		Savings & Loans - 0.74%
				B of I Holding Inc (a)	16,611		1,004
Healthcare Realty Trust Inc	133,278	3,200
Inland Real Estate Corp	116,370	1,244		Bank Mutual Corp	60,037		382
Kite Realty Group Trust	130,393	835		Brookline Bancorp Inc	97,114		861
LaSalle Hotel Properties	143,101	4,443		Dime Community Bancshares Inc	40,556		664
Lexington Realty Trust	281,928	3,299		Northwest Bancshares Inc	130,823		1,830
LTC Properties Inc	48,317	1,906		Oritani Financial Corp	54,250		880
Medical Properties Trust Inc	222,555	2,902		Provident Financial Services Inc	74,077		1,388
Parkway Properties Inc/MD	59,110	1,070					$7,009
Pennsylvania Real Estate Investment Trust	94,748	1,718		Semiconductors - 3.55%
Post Properties Inc	75,925	3,473		ATMI Inc (a)	44,355		1,213
PS Business Parks Inc	25,423	2,072		Brooks Automation Inc	92,409		891
Sabra Health Care REIT Inc	51,907	1,396		Cabot Microelectronics Corp (a)	32,231		1,318
Saul Centers Inc	17,499	822		Ceva Inc (a)	30,675		440
Sovran Self Storage Inc	43,715	3,344		Cirrus Logic Inc (a)	88,224		1,979
Tanger Factory Outlet Centers	131,285	4,575		Cohu Inc	32,207		308
Universal Health Realty Income Trust	17,659	776		Diodes Inc (a)	50,536		1,224
Urstadt Biddle Properties Inc	35,314	697		DSP Group Inc (a)	31,362		234
		$65,959		Entropic Communications Inc (a)	126,556		542
				Exar Corp (a)	66,018		761
Retail - 8.00%				GT Advanced Technologies Inc (a)	171,904		1,289
Barnes & Noble Inc (a)	51,590	729
				Hittite Microwave Corp (a)	43,883		2,804
Big 5 Sporting Goods Corp	24,695	467		Kopin Corp (a)	86,257		316
Biglari Holdings Inc (a)	2,034	887
				Kulicke & Soffa Industries Inc (a)	104,662		1,350
BJ's Restaurants Inc (a)	34,497	934
Brown Shoe Co Inc	57,053	1,280		Micrel Inc	64,326		592
				Microsemi Corp (a)	129,548		3,255
Buckle Inc/The	38,970	1,907
Buffalo Wild Wings Inc (a)	26,108	3,723		MKS Instruments Inc	73,912		2,191
Casey's General Stores Inc	53,400	3,892		Monolithic Power Systems Inc	47,619		1,516
				Nanometrics Inc (a)	30,717		571
Cash America International Inc	39,152	1,545		Pericom Semiconductor Corp (a)	28,875		233
Cato Corp/The	37,419	1,121
CEC Entertainment Inc	22,938	1,063		Power Integrations Inc	41,160		2,364
				QLogic Corp (a)	121,918		1,506
Children's Place Retail Stores Inc/The (a)	31,019	1,693
				Rubicon Technology Inc (a)	24,547		211
Christopher & Banks Corp (a)	50,617	292
				Rudolph Technologies Inc (a)	45,659		484
Cracker Barrel Old Country Store Inc	33,071	3,634		Sigma Designs Inc (a)	43,255		235
DineEquity Inc	22,628	1,857
Ezcorp Inc (a)	75,358	1,185		Supertex Inc	14,466		369
Fifth & Pacific Cos Inc (a)	170,544	4,518		Tessera Technologies Inc	67,432		1,282
				TriQuint Semiconductor Inc (a)	217,614		1,726
Finish Line Inc/The	68,219	1,708		Ultratech Inc (a)	38,615		919
First Cash Financial Services Inc (a)	40,185	2,431
				Veeco Instruments Inc (a)	54,442		1,590
Francesca's Holdings Corp (a)	61,302	1,103
Fred's Inc	47,498	769					$33,713
Genesco Inc (a)	33,339	2,271		Software - 3.35%
Group 1 Automotive Inc	29,528	1,890		Avid Technology Inc (a)	43,295		323
Haverty Furniture Cos Inc	27,838	774		Blackbaud Inc	63,608		2,290
Hibbett Sports Inc (a)	36,125	2,107		Bottomline Technologies de Inc (a)	50,324		1,581
Jack in the Box Inc (a)	60,205	2,449		Computer Programs & Systems Inc	14,481		826
Jos A Bank Clothiers Inc (a)	38,913	1,867		CSG Systems International Inc	46,989		1,309
Kirkland's Inc (a)	20,863	370		Digi International Inc (a)	35,750		360
Lithia Motors Inc	31,263	1,965		Digital River Inc (a)	40,478		722
Lumber Liquidators Holdings Inc (a)	38,246	4,367		Ebix Inc	44,340		505
MarineMax Inc (a)	33,726	497		Epiq Systems Inc	43,968		658
Men's Wearhouse Inc	63,129	2,670		Interactive Intelligence Group Inc (a)	21,728		1,335
OfficeMax Inc	121,155	1,815		Medidata Solutions Inc (a)	34,865		3,846
Papa John's International Inc	22,360	1,692		MicroStrategy Inc (a)	12,570		1,533
Pep Boys-Manny Moe & Jack/The (a)	73,823	955		Monotype Imaging Holdings Inc	53,923		1,522
PetMed Express Inc	27,958	415		Omnicell Inc (a)	48,441		1,118
Red Robin Gourmet Burgers Inc (a)	18,117	1,380		Progress Software Corp (a)	75,233		1,953
Ruby Tuesday Inc (a)	80,046	475		Quality Systems Inc	60,480		1,380
Ruth's Hospitality Group Inc	49,581	604		Synchronoss Technologies Inc (a)	41,836		1,448
Sonic Automotive Inc	47,713	1,063		SYNNEX Corp (a)	36,548		2,240
Sonic Corp (a)	72,262	1,395		Take-Two Interactive Software Inc (a)	122,677		2,197

See accompanying notes

Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000		's)	REPURCHASE AGREEMENTS	Maturity

Software (continued)					(continued)	Amount (000's)	Value (000	's)
Tangoe Inc (a)	46,449		$887		Banks (continued)
Tyler Technologies Inc (a)	38,959		3,768		Investment in Joint Trading Account; Deutsche $ 5,483			$5,483
			$31,801		Bank Repurchase Agreement; 0.11% dated
					10/31/2013 maturing 11/01/2013
Storage & Warehousing - 0.22%					(collateralized by US Government
Mobile Mini Inc (a)	56,648		2,046
					Securities; $5,592,912; 0.00% - 5.50%;
					dated 12/27/13 - 07/15/36)
Telecommunications - 2.29%					Investment in Joint Trading Account; Merrill	2,566		2,566
Anixter International Inc (a)	37,098		3,172		Lynch Repurchase Agreement; 0.09%
ARRIS Group Inc (a)	159,432		2,847		dated 10/31/2013 maturing 11/01/2013
Atlantic Tele-Network Inc	13,785		764		(collateralized by US Government
Black Box Corp	22,328		559		Securities; $2,617,249; 0.00% - 7.13%;
CalAmp Corp (a)	45,759		1,077		dated 03/15/14 - 01/15/48)
Cbeyond Inc (a)	39,983		257					$13,807
Cincinnati Bell Inc (a)	289,212		827		TOTAL REPURCHASE AGREEMENTS			$13,807
Comtech Telecommunications Corp	22,809		685		Total Investments			$947,467
General Communication Inc (a)	42,997		409		Other Assets in Excess of Liabilities, Net - 0.10%			$924
Harmonic Inc (a)	140,594		1,028		TOTAL NET ASSETS - 100.00%			$948,391
Ixia (a)	78,119		1,108
LogMeIn Inc (a)	31,715		1,024
Lumos Networks Corp	20,802		458		(a) Non-Income Producing Security
Netgear Inc (a)	53,762		1,546
NTELOS Holdings Corp	21,200		404
Oplink Communications Inc (a)	24,619		449
Procera Networks Inc (a)	28,622		405		Portfolio Summary (unaudited)
Symmetricom Inc (a)	57,448		412		Sector			Percent
USA Mobility Inc	30,095		449		Financial			22.17%
ViaSat Inc (a)	58,123		3,843		Industrial			17.81%
					Consumer, Non-cyclical			16.98%
			$21,723		Consumer, Cyclical			16.53%
Textiles - 0.41%					Technology			9 .28%
G&K Services Inc	27,377		1,708		Communications			4.27%
UniFirst Corp/MA	21,128		2,173		Basic Materials			4 .23%
			$3,881		Energy			3 .95%
					Utilities			3.45%
Toys, Games & Hobbies - 0.02%					Exchange Traded Funds			1.23%
Jakks Pacific Inc	23,879		154		Other Assets in Excess of Liabilities, Net			0 .10%
					TOTAL NET ASSETS			100.00%
Transportation - 1.97%
Arkansas Best Corp	33,627		920
Atlas Air Worldwide Holdings Inc (a)	35,095		1,300
Bristow Group Inc	50,546		4,067
Era Group Inc (a)	26,094		825
Forward Air Corp	42,506		1,721
Heartland Express Inc	67,233		965
HUB Group Inc (a)	48,678		1,788
Knight Transportation Inc	83,440		1,416
Old Dominion Freight Line Inc (a)	97,037		4,551
Saia Inc (a)	33,759		1,098
			$18,651

Water - 0.16%
American States Water Co	53,790		1,532

TOTAL COMMON STOCKS			$933,660
	Maturity
REPURCHASE AGREEMENTS - 1.46%	Amount (000's)	Value	(000	's)

Banks - 1.46%
Investment in Joint Trading Account; Barclays $ 3,290			$3,290
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $3,355,747; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	2,468		2,468
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $2,516,810; 0.00%; dated
08/15/16 - 08/15/37)

See accompanying notes

		Schedule of Investments
SmallCap S&P 600 Index Fund
October 31, 2013

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value		Appreciation/(Depreciation)
Russell 2000 Mini; December 2013	Long	121	$13,441		$13,283	$(158)
Total						$(158)
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS - 95.77%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.12%					Automobile Parts & Equipment (continued)
Harte-Hanks Inc	113,450		$904		Dorman Products Inc	12,244		$595
Marchex Inc	22,536		201		Federal-Mogul Corp (a)	68,904		1,411
MDC Partners Inc	24,233		747		Fuel Systems Solutions Inc (a)	31,904		573
ValueVision Media Inc (a)	10,662		57		Meritor Inc (a)	92,051		632
			$1,909		Miller Industries Inc/TN	31,151		584
					Modine Manufacturing Co (a)	45,224		602
Aerospace & Defense - 1.55%					Motorcar Parts of America Inc (a)	10,309		141
AAR Corp	104,049		3,046		Remy International Inc	5,303		117
Allied Defense Group Inc/The (a),(b),(c)	2,055		11
Arotech Corp (a)	9,039		15		Spartan Motors Inc	57,096		388
					Standard Motor Products Inc	17,089		618
Cubic Corp	20,739		1,089		Strattec Security Corp	2,022		82
Curtiss-Wright Corp	126,909		6,318		Superior Industries International Inc	55,643		1,044
Ducommun Inc (a)	34,007		845
					Supreme Industries Inc (a)	11,246		69
Esterline Technologies Corp (a)	75,374		6,042
					Tenneco Inc (a)	6,390		339
GenCorp Inc (a)	3,830		64
					Titan International Inc	38,665		561
Kaman Corp	3,585		133					$10,095
Kratos Defense & Security Solutions Inc (a)	134,479		1,140
LMI Aerospace Inc (a)	9,598		151		Banks - 10.46%
M/A-COM Technology Solutions Holdings Inc	837		14		1st Constitution Bancorp (a)	840		8
(a)					1st Source Corp	28,460		893
Moog Inc (a)	26,394		1,576		1st United Bancorp Inc/Boca Raton	25,580		195
National Presto Industries Inc	1,616		114		Access National Corp	2,769		40
Orbital Sciences Corp (a)	66,864		1,543		Alliance Bancorp Inc of Pennsylvania	242		4
SIFCO Industries Inc (a)	610		14		American National Bankshares Inc	2,945		68
Teledyne Technologies Inc (a)	21,025		1,868		American River Bankshares (a)	2,199		19
			$23,983		Ameris Bancorp (a)	37,551		687
					AmeriServ Financial Inc	22,099		69
Agriculture - 0.28%					Ames National Corp	3,498		79
Alliance One International Inc (a)	248,789		739
					Arrow Financial Corp	3,730		96
Andersons Inc/The	13,343		989		Associated Banc-Corp	259,979		4,228
Griffin Land & Nurseries Inc	472		16		Bancfirst Corp	2,708		150
MGP Ingredients Inc	5,923		31		Banco Latinoamericano de Comercio Exterior	7,338		192
Universal Corp/VA	45,937		2,437		SA
Vector Group Ltd	6,339		102		Bancorp Inc/DE (a)	11,071		179
			$4,314		BancorpSouth Inc	168,610		3,726
Airlines - 0.56%					Bank of Commerce Holdings	1,302		7
Hawaiian Holdings Inc (a)	165,948		1,369		Bank of Florida Corp (a),(b),(c)	6,269		—
JetBlue Airways Corp (a)	523,292		3,710		Bank of Kentucky Financial Corp	2,203		63
Republic Airways Holdings Inc (a)	107,864		1,271		Banner Corp	11,795		452
SkyWest Inc	112,167		1,687		Bar Harbor Bankshares	1,458		55
US Airways Group Inc (a)	28,953		636		BBCN Bancorp Inc	20,118		298
			$8,673		BCB Bancorp Inc	1,563		17
					BNC Bancorp	6,882		90
Apparel - 1.27%					Boston Private Financial Holdings Inc	89,387		1,018
Columbia Sportswear Co	3,232		216		Bridge Bancorp Inc	3,177		73
Crocs Inc (a)	4,536		55		Bryn Mawr Bank Corp	12,660		353
Delta Apparel Inc (a)	6,921		131		C&F Financial Corp	1,203		65
G-III Apparel Group Ltd (a)	1,531		87		Camden National Corp	2,889		117
Iconix Brand Group Inc (a)	147,694		5,330		Capital Bank Financial Corp (a)	232,191		5,159
Jones Group Inc/The	203,945		3,169		Capital City Bank Group Inc (a)	10,625		131
Lakeland Industries Inc (a)	6,346		35		CapitalSource Inc	243,554		3,186
Perry Ellis International Inc	37,707		717		Cardinal Financial Corp	7,137		118
Quiksilver Inc (a)	115,731		963		Carolina Bank Holdings Inc (a)	378		4
RG Barry Corp	3,511		67		Cathay General Bancorp	99,104		2,441
Rocky Brands Inc	8,535		129		Center Bancorp Inc	4,465		67
Skechers U.S.A. Inc (a)	83,167		2,423		Centerstate Banks Inc	37,768		372
Superior Uniform Group Inc	3,314		50		Central Pacific Financial Corp	18,522		341
Unifi Inc (a)	30,502		744		Century Bancorp Inc/MA	1,396		45
Weyco Group Inc	2,295		66		Chemical Financial Corp	39,537		1,159
Wolverine World Wide Inc	93,857		5,420		Chemung Financial Corp	1,374		48
			$19,602		Citizens & Northern Corp	4,592		91
					Citizens First Corp (a)	300		3
Automobile Manufacturers - 0.39%
Wabash National Corp (a)	519,803		6,061		City Holding Co	3,929		179
					CNB Financial Corp/PA	4,672		93
					CoBiz Financial Inc	13,219		143
Automobile Parts & Equipment - 0.65%					Codorus Valley Bancorp Inc	1,079		23
Accuride Corp (a)	23,893		107		Colony Bankcorp Inc (a)	706		4
American Axle & Manufacturing Holdings Inc	13,807		257		Columbia Banking System Inc	35,823		920
(a)					Community Bank System Inc	42,768		1,553
Cooper Tire & Rubber Co	13,985		364		Community Trust Bancorp Inc	8,715		371
Dana Holding Corp	82,196		1,611		Community West Bancshares (a)	1,308		8

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Banks (continued)				Banks (continued)
CommunityOne Bancorp (a)	137	$1		National Bankshares Inc	2,755	$97
Customers Bancorp Inc (a)	7,627	128		National Penn Bancshares Inc	159,601	1,655
CVB Financial Corp	35,099	511		NBT Bancorp Inc	32,147	783
Eagle Bancorp Inc (a)	5,488	145		New Century Bancorp Inc (a)	2,142	14
Eastern Virginia Bankshares Inc (a)	851	5		NewBridge Bancorp (a)	11,342	85
Enterprise Bancorp Inc/MA	2,764	54		Northeast Bancorp	237	2
Enterprise Financial Services Corp	10,155	183		Northrim BanCorp Inc	3,858	97
Evans Bancorp Inc	387	8		OFG Bancorp	52,432	776
Farmers Capital Bank Corp (a)	6,795	140		Old Line Bancshares Inc	2,086	28
Fidelity Southern Corp	11,263	171		Old National Bancorp/IN	56,893	828
Financial Institutions Inc	22,689	537		Old Second Bancorp Inc (a)	11,663	56
First Bancorp Inc/ME	3,309	58		Pacific Continental Corp	12,038	166
First BanCorp/Puerto Rico (a)	37,834	210		Pacific Mercantile Bancorp (a)	4,122	26
First Bancorp/Troy NC	21,369	320		PacWest Bancorp	9,457	360
First Bancshares Inc/MS	720	11		Park National Corp	2,832	224
First Busey Corp	77,096	399		Park Sterling Corp	37,256	243
First Business Financial Services Inc	1,914	67		Patriot National Bancorp Inc (a)	2,129	3
First Citizens BancShares Inc/NC	3,481	737		Peapack Gladstone Financial Corp	3,415	63
First Commonwealth Financial Corp	230,934	2,007		Penns Woods Bancorp Inc	1,724	88
First Community Bancshares Inc/VA	24,211	404		Peoples Bancorp Inc/OH	15,883	356
First Connecticut Bancorp Inc/Farmington CT	4,922	72		Peoples Bancorp of North Carolina Inc	1,797	24
First Financial Bancorp	60,196	934		Pinnacle Financial Partners Inc	64,756	2,008
First Financial Bankshares Inc	2,509	154		Popular Inc (a)	46,881	1,184
First Financial Corp/IN	4,138	143		Preferred Bank/Los Angeles CA (a)	4,122	79
First Financial Holdings Inc	9,890	593		Premier Financial Bancorp Inc	4,573	55
First Financial Service Corp (a)	800	4		PrivateBancorp Inc	127,530	3,107
First Interstate Bancsystem Inc	23,866	599		Prosperity Bancshares Inc	189,508	11,835
First Merchants Corp	69,629	1,308		QCR Holdings Inc	291	5
First Midwest Bancorp Inc/IL	159,563	2,654		Renasant Corp	38,145	1,094
First United Corp (a)	1,489	12		Republic Bancorp Inc/KY	14,638	337
First West Virginia Bancorp	163	3		Republic First Bancorp Inc (a)	5,488	17
Firstbank Corp/Alma MI	4,015	79		Royal Bancshares of Pennsylvania Inc (a)	800	1
FirstMerit Corp	740,278	16,627		S&T Bancorp Inc	30,632	751
FNB Corp/PA	133,384	1,668		Salisbury Bancorp Inc	284	7
Franklin Financial Corp/VA	2,016	38		Sandy Spring Bancorp Inc	44,795	1,097
Fulton Financial Corp	346,219	4,228		SB Financial Group Inc	2,685	22
German American Bancorp Inc	4,739	129		Shore Bancshares Inc (a)	1,348	12
Glacier Bancorp Inc	49,784	1,376		Sierra Bancorp	10,839	205
Great Southern Bancorp Inc	3,827	107		Simmons First National Corp	5,911	194
Guaranty Bancorp	7,617	103		Southcoast Financial Corp (a)	598	3
Guaranty Federal Bancshares Inc (a)	541	6		Southern Community Financial - Rights (a),(b),(c)	13,075	3
Hancock Holding Co	255,148	8,363		Southern First Bancshares Inc (a)	357	5
Hanmi Financial Corp	7,772	136		Southern National Bancorp of Virginia Inc	332	3
Hawthorn Bancshares Inc	1,557	22		Southside Bancshares Inc	4,441	121
Heartland Financial USA Inc	6,442	171		Southwest Bancorp Inc/Stillwater OK (a)	26,149	419
Heritage Commerce Corp	7,073	55		State Bank Financial Corp	15,016	256
Heritage Financial Corp/WA	8,596	138		StellarOne Corp	32,652	760
Heritage Oaks Bancorp (a)	7,669	53		Sterling Bancorp/NY	6,700	99
Home BancShares Inc/AR	15,020	509		Sterling Financial Corp/WA	7,317	212
Horizon Bancorp/IN	3,291	71		Suffolk Bancorp (a)	2,959	58
Hudson Valley Holding Corp	15,017	278		Summit State Bank	804	8
Iberiabank Corp	35,834	2,094		Sun Bancorp Inc/NJ (a)	31,720	105
Independent Bank Corp/MI (a)	1,910	19		Susquehanna Bancshares Inc	414,403	4,884
Independent Bank Corp/Rockland MA	5,737	206		Sussex Bancorp (a)	1,215	8
International Bancshares Corp	106,749	2,440		SY Bancorp Inc	5,284	159
Intervest Bancshares Corp (a)	16,841	122		Synovus Financial Corp	535,314	1,740
Lakeland Bancorp Inc	26,757	305		Taylor Capital Group Inc (a)	14,998	345
Lakeland Financial Corp	14,378	512		Texas Capital Bancshares Inc (a)	8,819	459
LCNB Corp	2,278	46		Tompkins Financial Corp	3,129	154
LNB Bancorp Inc	10,575	103		Tower Financial Corp	2,370	56
Macatawa Bank Corp (a)	7,247	36		TowneBank/Portsmouth VA	34,115	496
MainSource Financial Group Inc	49,766	807		Tristate Capital Holdings Inc (a)	2,497	31
MB Financial Inc	111,636	3,315		TrustCo Bank Corp NY	22,928	154
MBT Financial Corp (a)	8,914	34		Trustmark Corp	41,366	1,124
Mercantile Bank Corp	7,096	155		UMB Financial Corp	13,372	788
Merchants Bancshares Inc	1,915	57		Umpqua Holdings Corp	257,950	4,222
Metro Bancorp Inc (a)	23,872	509		Union First Market Bankshares Corp	208,218	5,023
Mid Penn Bancorp Inc	119	1		United Bancshares Inc/OH	900	12
MidSouth Bancorp Inc	3,818	58		United Bankshares Inc/WV	20,996	621
MidWestOne Financial Group Inc	3,360	88		United Community Banks Inc/GA (a)	31,827	496

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Banks (continued)					Chemicals (continued)
United Security Bancshares/Fresno CA	1,625		$8		Innospec Inc	486		$22
Unity Bancorp Inc	150		1		Intrepid Potash Inc	13,330		198
Univest Corp of Pennsylvania	11,264		226		KMG Chemicals Inc	579		12
ViewPoint Financial Group Inc	8,636		188		Kraton Performance Polymers Inc (a)	30,062		640
Virginia Commerce Bancorp Inc (a)	10,962		176		Landec Corp (a)	34,952		409
Walker & Dunlop Inc (a)	6,232		81		Minerals Technologies Inc	17,546		994
Washington Banking Co	5,787		98		Oil-Dri Corp of America	1,891		67
Washington Trust Bancorp Inc	6,386		210		Olin Corp	35,458		798
Webster Financial Corp	578,526		16,135		OM Group Inc (a)	71,152		2,419
WesBanco Inc	39,892		1,173		Penford Corp (a)	11,196		152
West Bancorporation Inc	5,877		81		PolyOne Corp	8,662		262
Westamerica Bancorporation	5,837		300		Quaker Chemical Corp	2,599		197
Western Alliance Bancorp (a)	47,443		1,004		Sensient Technologies Corp	13,841		722
Wilshire Bancorp Inc	30,705		260		Stepan Co	2,011		118
Wintrust Financial Corp	83,480		3,632		Tronox Ltd	16,355		378
Yadkin Financial Corp (a)	7,985		131		Westlake Chemical Corp	9,857		1,059
			$161,848		Zep Inc	26,667		530
					Zoltek Cos Inc (a)	69,288		1,157
Beverages - 0.06%								$15,485
Coca-Cola Bottling Co Consolidated	11,198		709
Craft Brew Alliance Inc (a)	13,254		215		Coal - 0.43%
Farmer Bros Co (a)	800		15		Alpha Natural Resources Inc (a)	361,327		2,529
			$939		Arch Coal Inc	224,963		954
					Cloud Peak Energy Inc (a)	87,943		1,374
Biotechnology - 0.17%					Hallador Energy Co	2,463		19
Arena Pharmaceuticals Inc (a)	9,740		43
					James River Coal Co (a)	42,422		81
Cambrex Corp (a)	15,846		266
					L&L Energy Inc (a)	11,378		16
Celldex Therapeutics Inc (a)	1,976		45
					SunCoke Energy Inc (a)	69,957		1,399
Curis Inc (a)	7,482		30
Emergent Biosolutions Inc (a)	49,060		957		Walter Energy Inc	9,005		143
					Westmoreland Coal Co (a)	4,093		58
Enzo Biochem Inc (a)	23,582		59
Enzon Pharmaceuticals Inc	82,197		122					$6,573
Harvard Bioscience Inc (a)	17,880		105		Commercial Services - 6.13%
ImmunoGen Inc (a)	7,506		124		Aaron's Inc	259,874		7,373
InterMune Inc (a)	2,217		31		ABM Industries Inc	27,199		748
Maxygen Inc (a),(b),(c)	45,495		1		Acacia Research Corp	8,616		130
Momenta Pharmaceuticals Inc (a)	2,963		49		Albany Molecular Research Inc (a)	45,988		602
NPS Pharmaceuticals Inc (a)	14,082		405		ARC Document Solutions Inc (a)	64,288		401
Pacific Biosciences of California Inc (a)	5,500		23		Ascent Capital Group Inc (a)	16,888		1,426
Rigel Pharmaceuticals Inc (a)	15,806		49		Avalon Holdings Corp (a)	3,917		20
RTI Surgical Inc (a)	66,495		186		AVEO Pharmaceuticals Inc (a)	4,966		10
Spectrum Pharmaceuticals Inc	14,383		124		Avis Budget Group Inc (a)	149,723		4,691
			$2,619		Barrett Business Services Inc	4,295		358
					Bridgepoint Education Inc (a)	16,370		321
Building Materials - 1.15%					Brink's Co/The	35,022		1,100
Apogee Enterprises Inc	7,731		242		Cardtronics Inc (a)	5,830		229
Builders FirstSource Inc	13,839		103		Career Education Corp (a)	41,693		228
Comfort Systems USA Inc	7,480		139		Carriage Services Inc	21,009		422
Continental Materials Corp (a)	657		11
					CBIZ Inc (a)	144,432		1,179
Gibraltar Industries Inc (a)	52,319		837
					CDI Corp	31,185		501
Griffon Corp	161,731		2,027		Cenveo Inc (a)	10,049		32
Headwaters Inc (a)	36,234		316
					Consolidated Graphics Inc (a)	10,035		643
Lennox International Inc	104,150		8,130		Convergys Corp	273,762		5,404
Louisiana-Pacific Corp (a)	159,645		2,715
					Corinthian Colleges Inc (a)	105,904		227
LSI Industries Inc	21,687		200		CRA International Inc (a)	14,068		268
Nortek Inc (a)	1,747		123
					Cross Country Healthcare Inc (a)	49,638		295
PGT Inc (a)	10,663		111
					Deluxe Corp	4,414		208
Quanex Building Products Corp	14,144		252		DeVry Inc	48,751		1,750
Simpson Manufacturing Co Inc	9,271		329		Edgewater Technology Inc (a)	10,657		73
Texas Industries Inc (a)	4,069		218
					Education Management Corp (a)	1,845		28
Universal Forest Products Inc	35,062		1,855		Electro Rent Corp	24,006		435
USG Corp (a)	6,340		173
					Ennis Inc	45,807		813
			$17,781		Franklin Covey Co (a)	5,696		107
Chemicals - 1.00%					FTI Consulting Inc (a)	73,074		2,965
A Schulman Inc	45,679		1,513		Global Cash Access Holdings Inc (a)	54,871		455
Aceto Corp	37,264		595		Great Lakes Dredge & Dock Corp	95,217		773
American Pacific Corp (a)	4,299		196		Green Dot Corp (a)	6,308		135
Axiall Corp	46,361		1,803		H&E Equipment Services Inc (a)	9,171		230
Cabot Corp	15,129		705		Hackett Group Inc/The	19,806		141
Codexis Inc (a)	2,413		4		Heidrick & Struggles International Inc	8,086		150
Ferro Corp (a)	41,699		535		Hill International Inc (a)	12,237		42

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Commercial Services (continued)				Computers (continued)
Hudson Global Inc (a)	611	$2		Qumu Corp (a)	8,848		$133
Huron Consulting Group Inc (a)	4,964	291		Radisys Corp (a)	23,855		72
ICF International Inc (a)	194,371	6,729		RealD Inc (a)	2,173		15
Intersections Inc	11,771	101		Spansion Inc (a)	90,690		1,086
KAR Auction Services Inc	442,750	13,159		Super Micro Computer Inc (a)	21,455		298
Kelly Services Inc	64,211	1,339		Sykes Enterprises Inc (a)	93,083		1,742
Kforce Inc	928	18		Unisys Corp (a)	42,837		1,129
Korn/Ferry International (a)	87,261	2,077		Xyratex Ltd	16,129		160
Landauer Inc	5,360	259					$26,586
Lincoln Educational Services Corp	12,500	60
Live Nation Entertainment Inc (a)	237,964	4,626		Consumer Products - 0.62%
				ACCO Brands Corp (a)	179,767		1,052
Mac-Gray Corp	22,486	474
Management Network Group Inc (a)	650	2		Acme United Corp	196		3
				Central Garden and Pet Co (a)	27,553		209
Matthews International Corp	20,813	845		Central Garden and Pet Co - A Shares (a)	89,207		657
McGrath RentCorp	92,162	3,287		Costa Inc (a)	1,000		20
Medifast Inc (a)	3,410	80
MoneyGram International Inc (a)	35,113	741		CSS Industries Inc	14,166		366
				Helen of Troy Ltd (a)	71,229		3,328
Monster Worldwide Inc (a)	188,003	811
				Kid Brands Inc (a)	17,331		24
Multi-Color Corp	10,663	371		Prestige Brands Holdings Inc (a)	78,856		2,463
Navigant Consulting Inc (a)	97,917	1,699
PDI Inc (a)	13,313	64		Spectrum Brands Holdings Inc	21,580		1,422
Perceptron Inc	7,593	106					$9,544
PHH Corp (a)	133,422	3,209		Cosmetics & Personal Care - 0.35%
PRGX Global Inc (a)	11,034	79		CCA Industries Inc	500		1
QC Holdings Inc	400	1		Elizabeth Arden Inc (a)	138,791		5,023
Quad/Graphics Inc	34,113	1,192		Inter Parfums Inc	1,740		61
RCM Technologies Inc	13,071	84		Revlon Inc (a)	15,993		380
Rent-A-Center Inc/TX	157,577	5,396					$5,465
Resources Connection Inc	24,405	311
RPX Corp (a)	6,853	122		Distribution & Wholesale - 0.85%
Sotheby's	3,090	160		ADDvantage Technologies Group Inc (a)	3,841		10
Spectrum Group International Inc (a)	8,050	14		Core-Mark Holding Co Inc	18,917		1,338
StarTek Inc (a)	11,737	73		Houston Wire & Cable Co	4,219		59
Steiner Leisure Ltd (a)	2,448	137		Owens & Minor Inc	11,956		447
Stewart Enterprises Inc	106,183	1,403		ScanSource Inc (a)	35,294		1,358
TeleTech Holdings Inc (a)	2,639	70		Speed Commerce Inc (a)	30,455		111
Towers Watson & Co	24,089	2,766		Titan Machinery Inc (a)	13,242		234
Tree.com Inc	5,970	176		United Stationers Inc	26,323		1,170
Tufco Technologies Inc (a)	1,165	6		WESCO International Inc (a)	97,675		8,347
United Rentals Inc (a)	88,825	5,737					$13,074
Universal Security Instruments Inc (a)	1,000	5
				Diversified Financial Services - 1.97%
Valassis Communications Inc	26,328	721		AeroCentury Corp (a)	423		8
Versar Inc (a)	8,300	39
				Aircastle Ltd	107,755		2,033
Viad Corp	35,372	945
Volt Information Sciences Inc (a)	19,580	170		Asta Funding Inc	11,856		102
				Atlanticus Holdings Corp (a)	16,062		56
		$94,870		Calamos Asset Management Inc	15,393		151
Computers - 1.72%				California First National Bancorp	3,830		68
Agilysys Inc (a)	41,803	491		Consumer Portfolio Services Inc (a)	2,750		19
Astro-Med Inc	9,156	116		Cowen Group Inc (a)	137,209		544
CACI International Inc (a)	61,491	4,426		Credit Acceptance Corp (a)	1,280		151
CIBER Inc (a)	191,850	624		DFC Global Corp (a)	96,514		1,168
Cray Inc (a)	4,713	105		Doral Financial Corp (a)	409		7
Dynamics Research Corp (a)	4,932	37		Encore Capital Group Inc (a)	2,095		102
Electronics For Imaging Inc (a)	49,726	1,706		FBR & Co (a)	3,493		93
Hutchinson Technology Inc (a)	33,892	126		Federal Agricultural Mortgage Corp	28,061		1,001
iGate Corp (a)	19,100	608		First Marblehead Corp/The (a)	57,745		55
Imation Corp (a)	106,039	493		Gain Capital Holdings Inc	16,222		170
Insight Enterprises Inc (a)	91,697	1,933		GAMCO Investors Inc	2,960		212
Jack Henry & Associates Inc	113,500	6,198		GFI Group Inc	47,517		165
Key Tronic Corp (a)	16,991	184		Greenhill & Co Inc	1,840		94
Lexmark International Inc	50,640	1,800		Home Loan Servicing Solutions Ltd	18,089		427
Manhattan Associates Inc (a)	20,175	2,149		Imperial Holdings Inc (a)	3,056		18
Maxwell Technologies Inc (a)	15,220	114		INTL. FCStone Inc (a)	25,676		525
Mentor Graphics Corp	23,148	511		Investment Technology Group Inc (a)	76,058		1,219
Mercury Systems Inc (a)	13,027	120		Janus Capital Group Inc	212,342		2,096
NCI Inc (a)	319	2		JMP Group Inc	15,366		98
PAR Technology Corp (a)	9,256	52		KCG Holdings Inc (a)	10,300		90
Planar Systems Inc (a)	24,121	50		LPL Financial Holdings Inc	263,175		10,722
Qualstar Corp (a)	4,617	6		Manning & Napier Inc	5,097		85
Quantum Corp (a)	80,552	100		Marlin Business Services Corp	15,138		417

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Diversified Financial Services (continued)					Electronics (continued)
Medley Capital Corp	10,866		$152		Coherent Inc	1,392		$92
MicroFinancial Inc	5,351		46		Control4 Corp (a)	1,020		17
Nelnet Inc	42,994		1,833		CTS Corp	67,879		1,264
NewStar Financial Inc (a)	65,175		1,135		CyberOptics Corp (a)	7,092		36
Nicholas Financial Inc	3,735		60		Electro Scientific Industries Inc	40,490		485
Oppenheimer Holdings Inc	29,147		578		ESCO Technologies Inc	23,164		836
Piper Jaffray Cos (a)	23,710		851		FARO Technologies Inc (a)	581		28
Regional Management Corp (a)	994		32		Frequency Electronics Inc	11,821		131
Silvercrest Asset Management Group Inc	1,746		26		GSI Group Inc (a)	12,808		128
Stifel Financial Corp (a)	24,927		1,021		Identive Group Inc (a)	7,796		5
SWS Group Inc (a)	3,300		19		II-VI Inc (a)	12,545		214
Virtus Investment Partners Inc (a)	139		28		IntriCon Corp (a)	448		2
Waddell & Reed Financial Inc	31,100		1,920		Itron Inc (a)	14,878		635
Walter Investment Management Corp (a)	20,840		787		Kemet Corp (a)	29,323		166
WhiteHorse Finance Inc	2,645		41		LGL Group Inc/The (a)	410		2
			$30,425		LGL Group Inc/The - Warrants (a)	2,050		—
					Measurement Specialties Inc (a)	663		37
Electric - 0.84%					Methode Electronics Inc	16,302		417
Allete Inc	8,635		436		Multi-Fineline Electronix Inc (a)	3,350		45
Ameresco Inc (a)	3,589		38
					Newport Corp (a)	19,319		307
Atlantic Power Corp	30,855		138		Park Electrochemical Corp	5,060		142
Avista Corp	22,733		632		Plexus Corp (a)	22,775		872
Black Hills Corp	12,304		624		Rofin-Sinar Technologies Inc (a)	23,392		613
Cleco Corp	24,851		1,151		Rogers Corp (a)	2,539		155
Dynegy Inc (a)	46,858		910
					Sanmina Corp (a)	206,177		3,002
El Paso Electric Co	18,003		633		Sparton Corp (a)	26,934		710
Empire District Electric Co	14,566		328		Stoneridge Inc (a)	6,709		86
Genie Energy Ltd (a)	10,983		113
					Sypris Solutions Inc	37,183		119
IDACORP Inc	22,461		1,159		Tech Data Corp (a)	52,509		2,734
MGE Energy Inc	8,914		502		TTM Technologies Inc (a)	120,465		1,054
NorthWestern Corp	16,420		752		Viasystems Group Inc (a)	25,575		384
NRG Yield Inc	4,866		172		Vicon Industries Inc (a)	1,971		6
Ormat Technologies Inc	41,016		1,070		Video Display Corp (a)	300		1
Otter Tail Corp	7,828		234		Vishay Intertechnology Inc (a)	230,057		2,823
Pike Electric Corp	46,429		502		Vishay Precision Group Inc (a)	25,640		420
PNM Resources Inc	39,686		950		Watts Water Technologies Inc	44,269		2,558
Portland General Electric Co	31,999		919		Zagg Inc (a)	11,639		55
Synthesis Energy Systems Inc (a)	7,503		5
					Zygo Corp (a)	6,971		108
UIL Holdings Corp	21,201		816					$25,989
Unitil Corp	5,194		157
UNS Energy Corp	15,090		747		Energy - Alternate Sources - 0.14%
			$12,988		Ascent Solar Technologies Inc (a)	41,633		39
					FutureFuel Corp	7,246		126
Electrical Components & Equipment - 1.23%					Green Plains Renewable Energy Inc	74,306		1,199
Advanced Energy Industries Inc (a)	7,502		156
					Ocean Power Technologies Inc (a)	12,856		30
American Superconductor Corp (a)	1,847		4
					Renewable Energy Group Inc (a)	64,581		704
Belden Inc	11,360		764		REX American Resources Corp (a)	4,639		134
Encore Wire Corp	17,333		859					$2,232
EnerSys Inc	12,887		855
Generac Holdings Inc	5,920		292		Engineering & Construction - 1.27%
General Cable Corp	118,808		3,912		Aegion Corp (a)	70,770		1,451
GrafTech International Ltd (a)	102,769		915		Argan Inc	9,400		209
Insteel Industries Inc	6,884		114		Dycom Industries Inc (a)	35,614		1,056
Littelfuse Inc	106,724		9,075		EMCOR Group Inc	35,338		1,309
Magnetek Inc (a)	208		4		Engility Holdings Inc (a)	22,953		711
Orion Energy Systems Inc (a)	22,810		97		ENGlobal Corp (a)	18,947		21
Powell Industries Inc	1,975		124		Granite Construction Inc	27,556		891
PowerSecure International Inc (a)	11,590		210		Integrated Electrical Services Inc (a)	827		4
SunPower Corp (a)	54,982		1,660		Layne Christensen Co (a)	30,895		598
Ultralife Corp (a)	14,398		56		MasTec Inc (a)	268,575		8,586
			$19,097		McDermott International Inc (a)	89,406		632
					Mistras Group Inc (a)	14,120		259
Electronics - 1.68%					MYR Group Inc (a)	5,154		136
Analogic Corp	10,328		952		National Technical Systems Inc (a)	8,763		201
AVX Corp	38,758		513		Orion Marine Group Inc (a)	29,753		372
Badger Meter Inc	3,630		189		Sterling Construction Co Inc (a)	13,551		130
Ballantyne Strong Inc (a)	13,019		65
					Tutor Perini Corp (a)	124,412		2,855
Bel Fuse Inc	15,796		333		VSE Corp	5,002		220
Benchmark Electronics Inc (a)	74,879		1,702
Blonder Tongue Laboratories (a)	1,523		1					$19,641
Brady Corp	14,351		419		Entertainment - 0.72%
Checkpoint Systems Inc (a)	66,191		1,126		Carmike Cinemas Inc (a)	6,234		143

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Entertainment (continued)					Gas (continued)
Dover Downs Gaming & Entertainment Inc	8,791		$13		WGL Holdings Inc	24,317		$1,094
Dover Motorsports Inc	3,447		8					$12,598
DreamWorks Animation SKG Inc (a)	77,971		2,670
International Speedway Corp	57,116		1,869		Hand & Machine Tools - 0.02%
Isle of Capri Casinos Inc (a)	26,581		215		Franklin Electric Co Inc	941		36
Marriott Vacations Worldwide Corp (a)	59,037		2,957		Hardinge Inc	17,343		256
National CineMedia Inc	44,250		775		LS Starrett Co/The	5,475		62
					P&F Industries Inc (a)	1,773		14
Pinnacle Entertainment Inc (a)	12,064		283
Reading International Inc (a)	6,552		43					$368
Rick's Cabaret International Inc (a)	13,279		150		Healthcare - Products - 2.31%
Scientific Games Corp (a)	55,660		1,017		Affymetrix Inc (a)	110,571		782
Speedway Motorsports Inc	57,727		1,054		Alere Inc (a)	92,296		3,113
			$11,197		Allied Healthcare Products Inc (a)	5,732		13
					Alphatec Holdings Inc (a)	75,056		137
Environmental Control - 0.16%					AngioDynamics Inc (a)	56,231		884
Calgon Carbon Corp (a)	7,050		141
					ArthroCare Corp (a)	1,774		66
Ceco Environmental Corp	3,279		58		BioTelemetry Inc (a)	28,229		258
Darling International Inc (a)	75,082		1,747
					Chindex International Inc (a)	7,237		122
Energy Recovery Inc (a)	2,164		12
Metalico Inc (a)	25,796		42		CONMED Corp	66,797		2,423
Tetra Tech Inc (a)	14,761		386		CryoLife Inc	32,433		292
					Cutera Inc (a)	25,335		255
TRC Cos Inc (a)	19,718		152
					Cynosure Inc (a)	6,607		143
			$2,538		Daxor Corp	200		2
Food - 1.31%					Digirad Corp (a),(b)	15,358		51
Amcon Distributing Co	191		15		Exactech Inc (a)	2,481		56
Boulder Brands Inc (a)	81,472		1,335		Greatbatch Inc (a)	55,062		2,099
Chiquita Brands International Inc (a)	144,516		1,496		Hanger Inc (a)	15,430		566
Diamond Foods Inc (a)	4,776		117		ICU Medical Inc (a)	425		26
Dole Food Co Inc (a)	168,555		2,284		Integra LifeSciences Holdings Corp (a)	183,408		8,396
Fresh Del Monte Produce Inc	145,882		3,879		Invacare Corp	64,843		1,391
Hain Celestial Group Inc (a)	5,335		444		Iridex Corp (a)	470		3
Harris Teeter Supermarkets Inc	19,197		947		LeMaitre Vascular Inc	2,833		23
Ingles Markets Inc	16,476		425		Medical Action Industries Inc (a)	12,663		77
John B Sanfilippo & Son Inc	20,695		508		Merit Medical Systems Inc (a)	52,944		846
Nash Finch Co	21,881		614		Misonix Inc (a)	11,445		48
Pilgrim's Pride Corp (a)	11,089		157		Natus Medical Inc (a)	23,285		460
Post Holdings Inc (a)	83,269		3,576		NuVasive Inc (a)	8,380		266
Seaboard Corp	67		183		OraSure Technologies Inc (a)	16,520		108
Seneca Foods Corp - Class A (a)	19,980		586		Orthofix International NV (a)	13,431		275
Seneca Foods Corp - Class B (a)	39		1		PhotoMedex Inc (a),(b)	3,642		46
Snyders-Lance Inc	21,001		630		PhotoMedex Inc - Warrants (a),(b),(c)	430		—
Spartan Stores Inc	61,542		1,448		Sirona Dental Systems Inc (a)	32,650		2,359
SUPERVALU Inc (a)	12,795		90		Solta Medical Inc (a)	26,655		49
Tootsie Roll Industries Inc	562		18		SurModics Inc (a)	524		12
TreeHouse Foods Inc (a)	13,165		965		Symmetry Medical Inc (a)	64,708		524
Village Super Market Inc	836		31		Teleflex Inc	96,703		8,914
Weis Markets Inc	9,917		508		Tornier NV (a)	6,230		134
			$20,257		Volcano Corp (a)	9,680		186
					Wright Medical Group Inc (a)	9,736		265
Forest Products & Paper - 0.72%								$35,670
Clearwater Paper Corp (a)	98,264		5,131
Domtar Corp	8,107		687		Healthcare - Services - 1.85%
KapStone Paper and Packaging Corp	6,849		356		Addus HomeCare Corp (a)	7,789		202
Mercer International Inc (a)	49,723		398		Alliance HealthCare Services Inc (a)	1,144		29
Neenah Paper Inc	3,653		150		Almost Family Inc	6,685		129
Orchids Paper Products Co	299		9		Amedisys Inc (a)	59,765		973
PH Glatfelter Co	86,098		2,256		American Shared Hospital Services (a)	2,738		7
Resolute Forest Products Inc (a)	110,776		1,771		Amsurg Corp (a)	65,436		2,806
Schweitzer-Mauduit International Inc	2,220		137		Capital Senior Living Corp (a)	32,179		714
Xerium Technologies Inc (a)	13,570		163		Community Health Systems Inc	133,800		5,838
			$11,058		Ensign Group Inc/The	368		16
					Five Star Quality Care Inc (a)	67,009		340
Gas - 0.81%					Gentiva Health Services Inc (a)	59,572		682
Atmos Energy Corp	144,575		6,400		Health Net Inc/CA (a)	3,057		93
Chesapeake Utilities Corp	4,387		239		HealthSouth Corp	14,275		501
Laclede Group Inc/The	9,177		432		Healthways Inc (a)	46,025		443
New Jersey Resources Corp	26,441		1,217		Kindred Healthcare Inc	119,143		1,654
Northwest Natural Gas Co	15,238		662		LHC Group Inc (a)	24,159		497
Piedmont Natural Gas Co Inc	26,669		910		LifePoint Hospitals Inc (a)	133,523		6,895
South Jersey Industries Inc	5,576		332		Magellan Health Services Inc (a)	36,159		2,123
Southwest Gas Corp	24,168		1,312		Medcath Corp (a),(b),(c)	31,637		43

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Healthcare - Services (continued)					Insurance (continued)
National Healthcare Corp	2,718		$131		Employers Holdings Inc	8,719	$262
Select Medical Holdings Corp	123,506		1,047		Endurance Specialty Holdings Ltd	60,079	3,322
Skilled Healthcare Group Inc (a)	3,602		16		Enstar Group Ltd (a)	1,518	206
SunLink Health Systems Inc (a)	4,000		3		FBL Financial Group Inc	60,226	2,694
Triple-S Management Corp (a)	45,961		818		Federated National Holding Co	6,341	65
Universal American Corp/NY	135,839		1,008		First Acceptance Corp (a)	19,254	33
WellCare Health Plans Inc (a)	23,613		1,574		First American Financial Corp	183,202	4,738
			$28,582		Fortegra Financial Corp (a)	2,506	18
					Global Indemnity PLC (a)	18,376	453
Holding Companies - Diversified - 0.08%					Greenlight Capital Re Ltd (a)	39,160	1,206
Harbinger Group Inc (a)	77,055		839
					Hallmark Financial Services Inc (a)	24,210	206
Horizon Pharma Inc (a)	9,513		40
					Hanover Insurance Group Inc/The	49,015	2,869
National Bank Holdings Corp	11,217		236		HCC Insurance Holdings Inc	260,148	11,876
Resource America Inc	16,861		145		Hilltop Holdings Inc (a)	79,810	1,384
			$1,260		Horace Mann Educators Corp	97,328	2,696
Home Builders - 0.25%					Independence Holding Co	17,439	239
AMREP Corp (a)	1,174		9		Infinity Property & Casualty Corp	8,063	553
Cavco Industries Inc (a)	268		16		Investors Title Co	1,465	114
M/I Homes Inc (a)	13,642		279		Kansas City Life Insurance Co	1,549	71
MDC Holdings Inc	30,127		879		Kemper Corp	86,488	3,202
Meritage Homes Corp (a)	2,395		109		Maiden Holdings Ltd	456,718	5,001
Nobility Homes Inc (a)	110		1		MBIA Inc (a)	214,663	2,441
Orleans Homebuilders Inc (a),(b),(c)	7,702		—		Meadowbrook Insurance Group Inc	38,289	254
Ryland Group Inc/The	56,000		2,251		MGIC Investment Corp (a)	217,071	1,767
Skyline Corp (a)	4,473		20		Montpelier Re Holdings Ltd ADR	174,657	4,822
Standard Pacific Corp (a)	36,114		286		National Security Group Inc	369	2
UCP Inc (a)	2,112		30		National Western Life Insurance Co	5,936	1,235
WCI Communities Inc (a)	1,143		21		Navigators Group Inc/The (a)	25,882	1,455
			$3,901		OneBeacon Insurance Group Ltd	11,016	176
					Phoenix Cos Inc/The (a)	12,447	480
Home Furnishings - 1.24%					Platinum Underwriters Holdings Ltd	148,163	9,214
Bassett Furniture Industries Inc	11,504		161		Primerica Inc	31,553	1,356
Cobra Electronics Corp (a)	6,755		20		Protective Life Corp	18,386	847
Daktronics Inc	10,260		123		Radian Group Inc	110,011	1,603
Emerson Radio Corp (a)	4,358		8		RLI Corp	5,237	495
Ethan Allen Interiors Inc	1,324		35		Safety Insurance Group Inc	16,576	906
Flexsteel Industries Inc	11,476		315		Security National Financial Corp (a)	811	5
Harman International Industries Inc	187,750		15,212		Selective Insurance Group Inc	112,580	2,958
Hooker Furniture Corp	12,863		203		StanCorp Financial Group Inc	43,204	2,545
Kimball International Inc	54,096		633		State Auto Financial Corp	39,340	747
La-Z-Boy Inc	39,464		911		Stewart Information Services Corp	36,993	1,158
Select Comfort Corp (a)	1,263		23		Symetra Financial Corp	159,747	2,992
Skullcandy Inc (a)	27,341		172		Third Point Reinsurance Ltd (a)	7,057	110
Stanley Furniture Co Inc (a)	8,033		31		Tower Group International Ltd	42,147	153
TiVo Inc (a)	16,648		221		Unico American Corp	5,796	73
Universal Electronics Inc (a)	8,614		335		United Fire Group Inc	50,102	1,588
VOXX International Corp (a)	51,501		799		Universal Insurance Holdings Inc	24,174	190
			$19,202				$121,974

Housewares - 0.05%					Internet - 1.04%
Libbey Inc (a)	24,560		524		1-800-Flowers.com Inc (a)	23,495	128
Lifetime Brands Inc	16,849		264		Active Network Inc/The (a)	43,552	629
			$788		Angie's List Inc (a)	6,908	97
					AOL Inc	68,812	2,494
Insurance - 7.88%					AsiaInfo-Linkage Inc (a)	21,014	244
Ambac Financial Group Inc (a)	7,658		155
					Bankrate Inc (a)	25,983	437
American Equity Investment Life Holding Co	402,919		8,397		Blucora Inc (a)	53,102	1,255
American Independence Corp (a)	20		—
					Boingo Wireless Inc (a)	7,025	48
American National Insurance Co	1,810		183		Brightcove Inc (a)	11,370	174
Amerisafe Inc	4,435		171		BroadSoft Inc (a)	98,210	3,214
Amtrust Financial Services Inc	9,905		380		BroadVision Inc (a)	2,600	25
Argo Group International Holdings Ltd	71,970		3,021		Constant Contact Inc (a)	3,250	84
Aspen Insurance Holdings Ltd	253,063		9,872
					CyrusOne Inc	11,120	217
Atlantic American Corp	7,236		29		Dealertrack Technologies Inc (a)	1,830	68
Baldwin & Lyons Inc	14,561		398
					ePlus Inc	11,659	634
CNO Financial Group Inc	1,100,726		17,150		FABUniversal Corp (a)	1,255	8
Crawford & Co	6,198		68		Global Sources Ltd (a)	6,016	45
Donegal Group Inc	19,501		310		HealthStream Inc (a)	4,030	144
Eastern Insurance Holdings Inc	8,720		213		Hollywood Media Corp (a)	2,661	5
eHealth Inc (a)	8,140		347
					ICG Group Inc (a)	18,968	309
EMC Insurance Group Inc	14,697		500		IntraLinks Holdings Inc (a)	87,116	906

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Internet (continued)					Lodging - 0.29%
iPass Inc (a)	8,771		$16		Boyd Gaming Corp (a)	68,234		$720
Limelight Networks Inc (a)	28,180		54		Full House Resorts Inc (a)	9,522		26
magicJack VocalTec Ltd (a)	2,315		26		Marcus Corp/The	36,125		519
ModusLink Global Solutions Inc (a)	45,237		186		Monarch Casino & Resort Inc (a)	2,542		43
PC-Tel Inc	6,844		63		MTR Gaming Group Inc (a)	18,997		99
Perficient Inc (a)	19,140		346		Orient-Express Hotels Ltd (a)	216,511		2,882
QuinStreet Inc (a)	19,896		177		Red Lion Hotels Corp (a)	31,701		191
RealNetworks Inc (a)	35,082		269					$4,480
Reis Inc (a)	12,610		227
Responsys Inc (a)	1,067		17		Machinery - Construction & Mining - 0.09%
RetailMeNot Inc (a)	949		31		Astec Industries Inc	13,307		450
Safeguard Scientifics Inc (a)	24,392		425		Hyster-Yale Materials Handling Inc	12,754		1,000
Shutterstock Inc (a)	873		62					$1,450
support.com Inc (a)	7,801		35		Machinery - Diversified - 0.79%
TechTarget Inc (a)	19,019		95		Alamo Group Inc	23,808		1,124
TeleCommunication Systems Inc (a)	87,235		199		Albany International Corp	18,033		663
Textura Corp (a)	534		20		Applied Industrial Technologies Inc	1,250		59
TheStreet Inc (a)	29,207		69		Briggs & Stratton Corp	96,727		1,775
Trulia Inc (a)	389		16		Columbus McKinnon Corp/NY (a)	6,272		163
United Online Inc	175,725		1,518		DXP Enterprises Inc (a)	63,075		5,797
VASCO Data Security International Inc (a)	5,817		44		Gencor Industries Inc (a)	2,453		22
Vocus Inc (a)	18,240		158		Gerber Scientific Inc (a),(b),(c)	56,637		—
Web.com Group Inc (a)	7,270		196		Global Power Equipment Group Inc	1,800		37
Zynga Inc (a)	165,029		592		Gorman-Rupp Co/The	1,633		66
			$16,006		Hurco Cos Inc	17,158		420
					Intevac Inc (a)	9,948		51
Investment Companies - 1.46%
Apollo Investment Corp	54,608		466		Kadant Inc	19,965		715
					Key Technology Inc (a)	1,200		17
Ares Capital Corp	768,950		13,357
BlackRock Kelso Capital Corp	17,971		169		NACCO Industries Inc	8,263		471
					Tecumseh Products Co (a)	22,494		175
Capital Southwest Corp	21,891		720
Fifth Street Finance Corp	33,228		339		Tennant Co	8,187		497
Garrison Capital Inc	2,263		33		Twin Disc Inc	5,975		154
Gladstone Capital Corp	7,978		70					$12,206
Golub Capital BDC Inc	9,062		160		Media - 0.75%
Main Street Capital Corp	8,922		271		AH Belo Corp	33,676		271
MCG Capital Corp	188,375		887		Beasley Broadcasting Group Inc	7,153		63
Medallion Financial Corp	24,838		377		Belo Corp	54,125		743
New Mountain Finance Corp	9,123		129		Cambium Learning Group Inc (a)	12,732		19
PennantPark Floating Rate Capital Ltd	5,522		73		Central European Media Enterprises Ltd (a)	54,347		167
PennantPark Investment Corp	15,755		177		Courier Corp	13,933		236
Prospect Capital Corp	63,121		716		Crown Media Holdings Inc (a)	9,789		33
Solar Capital Ltd	9,735		224		Cumulus Media Inc (a)	101,707		608
Stellus Capital Investment Corp	4,561		68		Daily Journal Corp (a)	364		54
TCP Capital Corp	238,684		3,979		Demand Media Inc (a)	19,441		93
TICC Capital Corp	12,515		125		Dex Media Inc (a)	6,485		44
Triangle Capital Corp	6,659		198		Digital Generation Inc (a)	38,445		486
			$22,538		Dolan Co/The (a)	19,907		51
					Entercom Communications Corp (a)	31,347		276
Iron & Steel - 0.87%					EW Scripps Co (a)	84,526		1,675
AK Steel Holding Corp (a)	29,350		129
					Gray Television Inc (a)	156,935		1,325
Commercial Metals Co	203,442		3,735		Here Media Inc (a),(b),(c)	3,700		—
Friedman Industries Inc	7,610		75		Here Media Inc - Special Shares (a),(c)	3,700		—
Reliance Steel & Aluminum Co	105,950		7,765		Journal Communications Inc (a)	103,494		865
Schnitzer Steel Industries Inc	43,483		1,263		LIN Media LLC (a)	8,565		210
Shiloh Industries Inc	17,557		289		McClatchy Co/The (a)	77,144		217
Universal Stainless & Alloy Products Inc (a)	7,119		230
					Media General Inc (a)	26,760		390
			$13,486		Meredith Corp	9,015		462
Leisure Products & Services - 0.17%					New York Times Co/The	101,083		1,398
Ambassadors Group Inc	2,629		10		Radio One Inc (a)	27,800		83
Black Diamond Inc (a)	1,479		22		Saga Communications Inc	5,788		275
Brunswick Corp/DE	18,428		831		Salem Communications Corp	17,063		141
Callaway Golf Co	131,322		1,108		Scholastic Corp	46,348		1,330
Diamond Resorts International Inc (a)	3,572		68		Spanish Broadcasting System Inc (a)	1,921		8
Escalade Inc	1,608		14					$11,523
Fox Factory Holding Corp (a)	1,913		33
Johnson Outdoors Inc	10,491		288		Metal Fabrication & Hardware - 0.59%
					AM Castle & Co (a)	42,034		601
Life Time Fitness Inc (a)	4,404		200
Town Sports International Holdings Inc	9,177		119		Ampco-Pittsburgh Corp	9,905		182
			$2,693		Chicago Rivet & Machine Co	1,070		35
					CIRCOR International Inc	7,354		543

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Metal Fabrication & Hardware (continued)					Oil & Gas - 4.07%
Dynamic Materials Corp	5,236		$116		Adams Resources & Energy Inc	1,803	$93
Eastern Co/The	1,138		19		Alon USA Energy Inc	63,812	770
Furmanite Corp (a)	24,910		280		Apco Oil and Gas International Inc (a)	2,913	44
Global Brass & Copper Holdings Inc	2,387		45		Approach Resources Inc (a)	3,326	94
Haynes International Inc	2,646		143		Atwood Oceanics Inc (a)	146,475	7,782
Lawson Products Inc/DE (a)	9,612		126		Barnwell Industries Inc (a)	2,755	10
LB Foster Co	9,702		454		Berry Petroleum Co	20,432	975
Mueller Industries Inc	9,933		599		Bill Barrett Corp (a)	65,740	1,819
Mueller Water Products Inc - Class A	202,299		1,733		Black Ridge Oil and Gas Inc (a)	6,777	4
NN Inc	11,540		185		BPZ Resources Inc (a)	81,678	164
Northwest Pipe Co (a)	12,762		460		Callon Petroleum Co (a)	97,456	666
Olympic Steel Inc	16,438		450		Carrizo Oil & Gas Inc (a)	12,174	534
Rexnord Corp (a)	24,900		586		Clayton Williams Energy Inc (a)	5,325	414
RTI International Metals Inc (a)	75,806		2,570		Comstock Resources Inc	110,609	1,893
			$9,127		Contango Oil & Gas Co	9,828	422
					Delek US Holdings Inc	55,234	1,411
Mining - 0.85%					Double Eagle Petroleum Co	684	2
Allied Nevada Gold Corp (a)	44,740		182
					Emerald Oil Inc (a)	1,651	14
AMCOL International Corp	4,526		145		Energy XXI Bermuda Ltd	90,499	2,630
Century Aluminum Co (a)	211,159		1,833
					EPL Oil & Gas Inc (a)	62,464	1,992
Charles & Colvard Ltd (a)	8,589		45
Coeur Mining Inc (a)	119,803		1,463		Equal Energy Ltd	13,477	64
					EXCO Resources Inc	14,184	77
Globe Specialty Metals Inc	169,360		2,970		Forest Oil Corp (a)	82,404	390
Golden Minerals Co (a)	2,598		2
					Gastar Exploration Ltd (a)	38,888	168
Hecla Mining Co	108,114		338		Halcon Resources Corp (a)	94,217	488
Horsehead Holding Corp (a)	77,543		1,125
					Harvest Natural Resources Inc (a)	59,132	296
Kaiser Aluminum Corp	37,174		2,507		Hercules Offshore Inc (a)	333,880	2,271
Materion Corp	19,206		573		HKN Inc (a)	223	16
McEwen Mining Inc (a)	153,833		329
					Jones Energy Inc (a)	2,600	42
Molycorp Inc (a)	29,629		150
					Magnum Hunter Resources Corp (a)	118,632	846
Noranda Aluminum Holding Corp	10,918		30		Magnum Hunter Resources Corp - Warrants	11,862	—
Stillwater Mining Co (a)	123,862		1,352
					(a),(b),(c)
USEC Inc (a)	7,660		62
					Matador Resources Co (a)	32,428	597
			$13,106		Midstates Petroleum Co Inc (a)	29,410	166
Miscellaneous Manufacturing - 1.90%					Miller Energy Resources Inc (a)	23,075	156
Actuant Corp	303,113		11,385		Northern Oil and Gas Inc (a)	50,281	825
American Railcar Industries Inc	21,357		875		Oasis Petroleum Inc (a)	262,700	13,989
AO Smith Corp	11,960		618		Pacific Drilling SA (a)	33,109	376
AZZ Inc	4,850		218		Parker Drilling Co (a)	338,472	2,437
Barnes Group Inc	35,347		1,256		PDC Energy Inc (a)	49,325	3,345
Blount International Inc (a)	32,500		396		Penn Virginia Corp (a)	164,972	1,404
Chase Corp	1,748		53		PetroQuest Energy Inc (a)	32,872	155
Core Molding Technologies Inc (a)	9,787		106		Resolute Energy Corp (a)	16,564	155
EnPro Industries Inc (a)	2,620		156		Sanchez Energy Corp (a)	7,699	220
Fabrinet (a)	6,862		115		Stone Energy Corp (a)	133,184	4,642
Federal Signal Corp (a)	130,311		1,784		Swift Energy Co (a)	68,010	934
FreightCar America Inc	11,256		250		Triangle Petroleum Corp (a)	49,713	526
GP Strategies Corp (a)	3,500		98		Unit Corp (a)	66,426	3,415
Hillenbrand Inc	285,745		8,064		Vaalco Energy Inc (a)	61,468	324
Lydall Inc (a)	29,822		544		W&T Offshore Inc	32,435	619
MFRI Inc (a)	6,107		72		Warren Resources Inc (a)	85,663	268
Movado Group Inc	31,620		1,474		Western Refining Inc	64,807	2,091
Myers Industries Inc	28,817		513				$63,035
NL Industries Inc	8,880		103		Oil & Gas Services - 2.80%
Park-Ohio Holdings Corp (a)	1,250		52
					Basic Energy Services Inc (a)	54,729	803
Servotronics Inc	788		7		Bolt Technology Corp	3,222	58
Standex International Corp	7,421		457		C&J Energy Services Inc (a)	17,021	392
STR Holdings Inc (a)	3,900		8
					Cal Dive International Inc (a)	100,215	197
Synalloy Corp	2,162		35		CARBO Ceramics Inc	2,740	343
Tredegar Corp	12,175		355		Dawson Geophysical Co (a)	18,704	547
Trinity Industries Inc	7,487		379		Exterran Holdings Inc (a)	162,258	4,632
			$29,373		Forbes Energy Services Ltd (a)	2,442	12
Office Furnishings - 0.10%					Forum Energy Technologies Inc (a)	292,237	8,551
Interface Inc	15,300		310		Global Geophysical Services Inc (a)	61,372	147
Kewaunee Scientific Corp	3,601		62		Gulf Island Fabrication Inc	16,596	418
Knoll Inc	34,513		567		Helix Energy Solutions Group Inc (a)	257,896	6,102
Steelcase Inc	40,384		662		Hornbeck Offshore Services Inc (a)	79,659	4,403
Virco Manufacturing Corp (a)	4,847		10		ION Geophysical Corp (a)	25,476	118
					Key Energy Services Inc (a)	202,136	1,581
			$1,611		Matrix Service Co (a)	5,443	113

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Oil & Gas Services (continued)					REITS (continued)
Mitcham Industries Inc (a)	12,775		$213		Altisource Residential Corp	27,794	$738
Natural Gas Services Group Inc (a)	25,022		700		American Assets Trust Inc	21,420	713
Newpark Resources Inc (a)	104,558		1,333		American Capital Mortgage Investment Corp	25,148	481
Pioneer Energy Services Corp (a)	105,705		888		American Realty Capital Properties Inc	27,503	365
SEACOR Holdings Inc	42,790		4,185		AmREIT Inc	7,501	132
Steel Excel Inc (a)	16,164		449		Anworth Mortgage Asset Corp	161,458	793
Tesco Corp (a)	40,940		703		Apollo Commercial Real Estate Finance Inc	7,979	129
Tetra Technologies Inc (a)	110,917		1,438		Apollo Residential Mortgage Inc	22,026	331
Thermon Group Holdings Inc (a)	178,375		4,194		Armada Hoffler Properties Inc	9,990	96
Willbros Group Inc (a)	73,712		720		ARMOUR Residential REIT Inc	205,210	846
			$43,240		Ashford Hospitality Trust Inc	16,038	209
					Associated Estates Realty Corp	15,024	230
Packaging & Containers - 1.77%					Campus Crest Communities Inc	18,361	184
Berry Plastics Group Inc (a)	7,480		150
Graphic Packaging Holding Co (a)	1,007,574		8,464		CapLease Inc	23,232	197
					Capstead Mortgage Corp	99,605	1,179
Packaging Corp of America	136,093		8,476		Chambers Street Properties	51,150	477
Silgan Holdings Inc	225,976		10,185		Chatham Lodging Trust	8,625	163
UFP Technologies Inc (a)	2,065		47
					Chesapeake Lodging Trust	12,676	299
			$27,322		Colony Financial Inc	16,862	341
Pharmaceuticals - 0.28%					Cousins Properties Inc	45,214	512
ACADIA Pharmaceuticals Inc (a)	1,467		33		CubeSmart	63,993	1,169
Anika Therapeutics Inc (a)	12,413		371		CYS Investments Inc	119,315	1,013
BioScrip Inc (a)	22,428		157		DCT Industrial Trust Inc	115,097	892
Cornerstone Therapeutics Inc (a)	3,356		32		DiamondRock Hospitality Co	132,448	1,508
Depomed Inc (a)	15,440		111		DuPont Fabros Technology Inc	7,607	189
Derma Sciences Inc (a)	5,193		60		Dynex Capital Inc	84,583	730
Hi-Tech Pharmacal Co Inc	2,774		120		EastGroup Properties Inc	2,823	180
Idenix Pharmaceuticals Inc (a)	4,547		15		Education Realty Trust Inc	29,811	272
Impax Laboratories Inc (a)	24,938		505		EPR Properties	18,047	927
Lannett Co Inc (a)	14,785		349		Equity One Inc	45,010	1,086
Natural Alternatives International Inc (a)	1,459		9		Excel Trust Inc	425,182	5,137
Nature's Sunshine Products Inc	4,128		78		FelCor Lodging Trust Inc (a)	117,887	792
Nektar Therapeutics (a)	13,630		130		First Industrial Realty Trust Inc	29,972	542
Nutraceutical International Corp	8,001		193		First Potomac Realty Trust	23,830	293
Omega Protein Corp (a)	64,033		600		Franklin Street Properties Corp	45,237	597
PharMerica Corp (a)	81,758		1,206		Geo Group Inc/The	37,050	1,307
Progenics Pharmaceuticals Inc (a)	4,460		16		Getty Realty Corp	5,482	105
Sciclone Pharmaceuticals Inc (a)	28,746		136		Gladstone Commercial Corp	5,277	100
Sucampo Pharmaceuticals Inc (a)	8,302		51		Glimcher Realty Trust	38,288	392
Targacept Inc (a)	39,183		186		Government Properties Income Trust	14,295	350
			$4,358		Healthcare Realty Trust Inc	15,246	366
					Hersha Hospitality Trust	863,047	4,894
Pipelines - 0.00%					Highwoods Properties Inc	157,393	6,075
SemGroup Corp	1,098		66		Hudson Pacific Properties Inc	11,960	247
					Inland Real Estate Corp	4,489	48
Private Equity - 0.03%					Invesco Mortgage Capital Inc	63,334	979
Gladstone Investment Corp	10,051		71		Investors Real Estate Trust	61,987	534
Harris & Harris Group Inc (a)	29,657		93		iStar Financial Inc (a)	47,865	605
Hercules Technology Growth Capital Inc	15,144		234		Kite Realty Group Trust	70,083	449
			$398		LaSalle Hotel Properties	32,988	1,024
					Lexington Realty Trust	44,055	515
Publicly Traded Investment Fund - 0.01%					LTC Properties Inc	1,762	70
THL Credit Inc	8,231		134		Medical Properties Trust Inc	34,857	455
					Mid-America Apartment Communities Inc	4,589	305
Real Estate - 0.32%					New Residential Investment Corp	93,755	619
Alexander & Baldwin Inc	86,934		3,216		NorthStar Realty Finance Corp	80,156	747
AV Homes Inc (a)	11,891		227		One Liberty Properties Inc	4,227	89
California Coastal Communities Inc (a),(b),(c)	9,672		—		Parkway Properties Inc/Md	11,393	206
Forestar Group Inc (a)	20,654		462		Pebblebrook Hotel Trust	16,060	485
HFF Inc	14,074		345		Pennsylvania Real Estate Investment Trust	14,595	265
Kennedy-Wilson Holdings Inc	29,573		593		PennyMac Mortgage Investment Trust	25,202	582
Stratus Properties Inc (a)	2,638		41		Physicians Realty Trust	3,663	46
Thomas Properties Group Inc	1,816		12		Potlatch Corp	23,790	971
Transcontinental Realty Investors Inc (a)	100		1		RAIT Financial Trust	14,898	112
			$4,897		Ramco-Gershenson Properties Trust	37,314	607
					Redwood Trust Inc	17,758	311
REITS - 3.57%					Resource Capital Corp	67,904	417
Acadia Realty Trust	9,711		259		Retail Opportunity Investments Corp	18,335	271
AG Mortgage Investment Trust Inc	10,945		179		Rexford Industrial Realty Inc (a)	4,622	63
Agree Realty Corp	4,970		157		RLJ Lodging Trust	47,122	1,191

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

REITS (continued)			Retail (continued)
Ryman Hospitality Properties Inc	5,856	$216	New York & Co Inc (a)	13,228	$68
Sabra Health Care REIT Inc	6,060	163	Noodles & Co (a)	544	24
Select Income REIT	5,884	162	Office Depot Inc (a)	113,634	635
Sovran Self Storage Inc	4,332	332	OfficeMax Inc	113,877	1,706
Spirit Realty Capital Inc	17,562	184	Pacific Sunwear of California Inc (a)	78,043	210
STAG Industrial Inc	10,919	228	Pantry Inc/The (a)	56,920	762
Strategic Hotels & Resorts Inc (a)	50,223	437	PC Connection Inc	39,335	787
Summit Hotel Properties Inc	32,397	298	PCM Inc (a)	21,523	226
Sunstone Hotel Investors Inc	77,601	1,028	Penske Automotive Group Inc	91,823	3,638
Terreno Realty Corp	7,266	129	Pep Boys-Manny Moe & Jack/The (a)	121,125	1,567
Universal Health Realty Income Trust	8,304	365	Perfumania Holdings Inc (a)	3,407	16
Urstadt Biddle Properties Inc	2,175	43	RadioShack Corp (a)	30,120	85
Washington Real Estate Investment Trust	51,171	1,341	Red Robin Gourmet Burgers Inc (a)	670	51
Whitestone REIT	6,524	90	Regis Corp	112,272	1,628
Winthrop Realty Trust	10,259	121	Rite Aid Corp (a)	1,761,965	9,391
		$55,276	Roundy's Inc	9,538	89
			Ruby Tuesday Inc (a)	100,701	597
Retail - 6.84%			Rush Enterprises Inc - Class A (a)	57,618	1,649
Abercrombie & Fitch Co	94,975	3,560	Rush Enterprises Inc - Class B (a)	11,863	288
ALCO Stores Inc (a)	5,911	65
			Saks Inc (a)	33,145	530
ANN Inc (a)	11,080	392
			Sears Hometown and Outlet Stores Inc (a)	1,155	32
Asbury Automotive Group Inc (a)	1,404	67
Barnes & Noble Inc (a)	165,641	2,340	Shoe Carnival Inc	25,154	654
			Sonic Automotive Inc	17,632	393
bebe stores inc	21,651	131	Sonic Corp (a)	19,138	369
Big 5 Sporting Goods Corp	2,056	39	Sport Chalet Inc - Class A (a)	5,105	6
Biglari Holdings Inc (a)	2,100	915
			Sport Chalet Inc - Class B (a)	717	1
Bob Evans Farms Inc	29,413	1,679	Stage Stores Inc	15,491	320
Body Central Corp (a)	7,405	42
			Stein Mart Inc	11,890	176
Bon-Ton Stores Inc/The	1,560	18	Systemax Inc	9,579	91
Books-A-Million Inc (a)	13,331	33
			Trans World Entertainment Corp	18,567	80
Brown Shoe Co Inc	51,864	1,164	Tuesday Morning Corp (a)	57,286	811
Build-A-Bear Workshop Inc (a)	27,481	216
Cache Inc (a)	23,972	145	Wendy's Co/The	526,676	4,577
			West Marine Inc (a)	40,073	489
Cash America International Inc	12,588	496	Wet Seal Inc/The (a)	64,684	214
Cato Corp/The	5,369	161	Zale Corp (a)	62,605	979
CEC Entertainment Inc	8,210	381			$105,788
Chico's FAS Inc	389,375	6,678
Children's Place Retail Stores Inc/The (a)	11,910	650	Savings & Loans - 1.58%
Christopher & Banks Corp (a)	18,860	109	Ameriana Bancorp	2,687	36
Citi Trends Inc (a)	27,010	397	Astoria Financial Corp	286,602	3,786
Coast Distribution System Inc/The (a)	2,597	9	Atlantic Coast Financial Corp (a)	210	1
Conn's Inc (a)	44,527	2,691	B of I Holding Inc (a)	105	6
Del Frisco's Restaurant Group Inc (a)	2,273	41	Banc of California Inc	12,678	179
dELiA*s Inc (a)	4,590	6	Bank Mutual Corp	34,541	220
Denny's Corp (a)	105,981	673	BankFinancial Corp	24,453	227
Destination Maternity Corp	522	16	BBX Capital Corp (a)	6,468	85
Destination XL Group Inc (a)	468	3	BCSB Bancorp Inc (a)	327	8
Dillard's Inc	12,520	1,026	Beneficial Mutual Bancorp Inc (a)	22,530	220
DineEquity Inc	1,916	157	Berkshire Hills Bancorp Inc	32,201	817
Ezcorp Inc (a)	38,847	610	Brookline Bancorp Inc	84,714	751
Fifth & Pacific Cos Inc (a)	45,033	1,193	Camco Financial Corp (a)	7,465	46
Finish Line Inc/The	20,691	518	Cape Bancorp Inc	3,780	35
First Cash Financial Services Inc (a)	110,151	6,663	Capitol Federal Financial Inc	109,141	1,382
Fred's Inc	78,524	1,273	CFS Bancorp Inc	11,190	140
Frisch's Restaurants Inc	4,000	96	Chicopee Bancorp Inc	461	8
Gaiam Inc (a)	15,945	100	Citizens Community Bancorp Inc/WI	2,250	17
Genesco Inc (a)	3,448	235	Dime Community Bancshares Inc	17,536	287
GNC Holdings Inc	156,300	9,194	Eagle Bancorp Montana Inc	111	1
Gordmans Stores Inc	2,526	25	ESB Financial Corp	4,728	63
Group 1 Automotive Inc	169,923	10,874	ESSA Bancorp Inc	12,783	140
Hastings Entertainment Inc/United States	1,165	2	EverBank Financial Corp	19,805	300
Haverty Furniture Cos Inc	30,728	855	First Defiance Financial Corp	13,755	355
hhgregg Inc (a)	15,474	240	First Federal Bancshares of Arkansas Inc (a)	356	3
Jack in the Box Inc (a)	140,187	5,703	First Financial Northwest Inc	17,573	190
Jos A Bank Clothiers Inc (a)	5,152	247	Flagstar Bancorp Inc (a)	45,292	734
Kirkland's Inc (a)	8,111	144	Flushing Financial Corp	52,241	1,050
Lazare Kaplan International Inc (a)	8,585	12	Fox Chase Bancorp Inc	15,797	273
Lithia Motors Inc	13,890	873	Hampden Bancorp Inc	695	12
Luby's Inc (a)	28,408	218	Heritage Financial Group Inc	1,494	26
MarineMax Inc (a)	31,339	462	HF Financial Corp	8,101	108
Men's Wearhouse Inc	208,332	8,812	Hingham Institution for Savings	437	32

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Savings & Loans (continued)			Semiconductors (continued)
HMN Financial Inc (a)	2,080	$18	International Rectifier Corp (a)	124,789		$3,250
Home Bancorp Inc (a)	5,970	109	Intersil Corp	319,170		3,563
Home Federal Bancorp Inc/Idaho	16,485	257	IXYS Corp	25,511		296
HomeTrust Bancshares Inc (a)	7,960	129	Kulicke & Soffa Industries Inc (a)	115,994		1,496
HopFed Bancorp Inc	3,929	43	Lattice Semiconductor Corp (a)	118,006		605
Investors Bancorp Inc	33,975	806	LTX-Credence Corp (a)	47,512		291
LSB Financial Corp/IN	514	15	Microsemi Corp (a)	133,952		3,366
Magyar Bancorp Inc (a)	400	3	MKS Instruments Inc	47,639		1,412
Mayflower Bancorp Inc	100	2	OmniVision Technologies Inc (a)	145,660		2,041
Meta Financial Group Inc	5,504	205	Pericom Semiconductor Corp (a)	35,361		286
MutualFirst Financial Inc	2,937	50	Photronics Inc (a)	150,896		1,267
NASB Financial Inc (a)	1,601	41	PLX Technology Inc (a)	16,840		102
Naugatuck Valley Financial Corp (a)	279	2	PMC - Sierra Inc (a)	67,737		397
New Hampshire Thrift Bancshares Inc	1,896	27	QLogic Corp (a)	96,655		1,194
Northeast Community Bancorp Inc	2,697	20	Richardson Electronics Ltd/United States	44,851		516
Northfield Bancorp Inc/NJ	14,634	189	Rovi Corp (a)	196,978		3,301
Northwest Bancshares Inc	171,297	2,397	Rubicon Technology Inc (a)	13,306		114
Ocean Shore Holding Co	1,236	18	Rudolph Technologies Inc (a)	18,010		191
Oritani Financial Corp	7,691	125	Semtech Corp (a)	185,525		5,772
Pacific Premier Bancorp Inc (a)	7,200	100	Sigma Designs Inc (a)	69,810		380
Provident Financial Holdings Inc	14,218	215	Silicon Image Inc (a)	30,150		158
Provident Financial Services Inc	172,157	3,226	Skyworks Solutions Inc (a)	400,625		10,328
Provident New York Bancorp	52,906	620	SunEdison Inc (a)	42,855		399
Pulaski Financial Corp	3,491	38	Supertex Inc	16,395		418
Riverview Bancorp Inc (a)	28,105	75	Tessera Technologies Inc	24,865		473
Rockville Financial Inc	16,361	215	TriQuint Semiconductor Inc (a)	374,435		2,969
SI Financial Group Inc	1,687	19	Ultra Clean Holdings Inc (a)	17,290		161
Simplicity Bancorp Inc	2,832	44	Veeco Instruments Inc (a)	7,358		215
Teche Holding Co	1,018	51				$55,295
Territorial Bancorp Inc	4,142	90
TF Financial Corp	1,827	51	Software - 4.59%
			Accelrys Inc (a)	13,324		125
TierOne Corp (a),(b),(c)	2,447	—
			ACI Worldwide Inc (a)	151,275		8,338
Timberland Bancorp Inc/WA	7,281	65	Acxiom Corp (a)	13,438		447
United Community Financial Corp/OH (a)	25,332	101
			Aspen Technology Inc (a)	1,968		75
United Financial Bancorp Inc	10,697	168	Audience Inc (a)	3,642		42
Washington Federal Inc	121,517	2,768	Avid Technology Inc (a)	57,174		426
Waterstone Financial Inc (a)	8,611	92
Wayne Savings Bancshares Inc	1,380	14	Broadridge Financial Solutions Inc	341,850		12,019
			Bsquare Corp (a)	81		—
Westfield Financial Inc	29,950	216
WSFS Financial Corp	4,000	280	Concurrent Computer Corp	2,188		16
		$24,442	CSG Systems International Inc	13,529		377
			Cvent Inc (a)	652		20
Semiconductors - 3.57%			Digi International Inc (a)	41,569		419
Aeroflex Holding Corp (a)	7,434	58	Digital River Inc (a)	54,969		981
Alpha & Omega Semiconductor Ltd (a)	24,537	181	Ebix Inc	2,650		30
Amkor Technology Inc (a)	85,335	453	EPAM Systems Inc (a)	145,525		5,453
Amtech Systems Inc (a)	2,722	22	Epiq Systems Inc	36,310		543
ANADIGICS Inc (a)	9,343	19	Fair Isaac Corp	146,593		8,397
ATMI Inc (a)	13,987	382	GSE Systems Inc (a)	3,462		6
Axcelis Technologies Inc (a)	69,253	150	ManTech International Corp/VA	24,065		672
AXT Inc (a)	17,254	39	MedAssets Inc (a)	264,323		6,087
Brooks Automation Inc	90,360	871	Official Payments Holdings Inc (a)	7,785		65
Cabot Microelectronics Corp (a)	4,820	197	Omnicell Inc (a)	5,551		128
Cascade Microtech Inc (a)	17,404	178	Progress Software Corp (a)	6,718		174
Ceva Inc (a)	8,398	120	PTC Inc (a)	5,940		165
Cirrus Logic Inc (a)	9,140	205	Sapiens International Corp NV	5,084		33
Cohu Inc	32,984	315	Schawk Inc	9,764		143
Diodes Inc (a)	27,987	679	Seachange International Inc (a)	38,518		547
DSP Group Inc (a)	48,501	362	SS&C Technologies Holdings Inc (a)	275,790		10,838
Emcore Corp (a)	1,615	9	SYNNEX Corp (a)	86,851		5,323
Emulex Corp (a)	180,808	1,361	VeriFone Systems Inc (a)	20,993		476
Entegris Inc (a)	28,756	298	Verint Systems Inc (a)	238,625		8,715
Entropic Communications Inc (a)	63,446	272				$71,080
Exar Corp (a)	44,620	514
Fairchild Semiconductor International Inc (a)	145,846	1,848	Storage & Warehousing - 0.21%
			Mobile Mini Inc (a)	85,824		3,100
FormFactor Inc (a)	115,982	605
			Wesco Aircraft Holdings Inc (a)	7,931		145
GigOptix Inc (a)	4,322	6
GSI Technology Inc (a)	11,560	81				$3,245
Ikanos Communications Inc (a)	9,018	12	Telecommunications - 1.74%
Integrated Device Technology Inc (a)	22,627	241	ADTRAN Inc	14,464		340
Integrated Silicon Solution Inc (a)	79,380	856	Anaren Inc (a)	8,431		210

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2013

COMMON STOCKS (continued)	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Telecommunications (continued)			Textiles (continued)
Anixter International Inc (a)	7,496	$641	UniFirst Corp/MA	8,569		$881
ARRIS Group Inc (a)	16,330	292				$2,783
Atlantic Tele-Network Inc	3,210	178
Aviat Networks Inc (a)	79,816	164	Toys, Games & Hobbies - 0.02%
Aware Inc	4,160	22	Jakks Pacific Inc	25,395		164
			LeapFrog Enterprises Inc (a)	15,528		133
Black Box Corp	52,388	1,312
Calix Inc (a)	2,011	20				$297
Ciena Corp (a)	25,558	595	Transportation - 2.31%
Cincinnati Bell Inc (a)	278,636	797	Air Transport Services Group Inc (a)	125,616		910
Clearfield Inc (a)	543	8	Arkansas Best Corp	86,516		2,367
Communications Systems Inc	8,832	101	Atlas Air Worldwide Holdings Inc (a)	65,014		2,408
Comtech Telecommunications Corp	46,697	1,402	Baltic Trading Ltd	47,915		215
Comverse Inc (a)	10,730	339	Bristow Group Inc	96,275		7,748
Consolidated Communications Holdings Inc	41,503	773	CAI International Inc (a)	6,463		141
DigitalGlobe Inc (a)	30,507	971	Celadon Group Inc	118,653		2,200
EarthLink Inc	218,330	1,104	Con-way Inc	146,325		6,029
Extreme Networks Inc (a)	44,919	241	Covenant Transportation Group Inc (a)	11,049		72
Finisar Corp (a)	52,374	1,206	DHT Holdings Inc	10,525		54
General Communication Inc (a)	55,867	532	Eagle Bulk Shipping Inc (a)	25,870		144
Gigamon Inc (a)	1,897	58	Era Group Inc (a)	35,750		1,130
Globecomm Systems Inc (a)	28,362	398	GasLog Ltd	9,593		143
Harmonic Inc (a)	211,241	1,544	Genco Shipping & Trading Ltd (a)	43,524		116
Hawaiian Telcom Holdco Inc (a)	6,330	168	Gulfmark Offshore Inc	66,819		3,326
ID Systems Inc (a)	1,586	8	Heartland Express Inc	4,084		59
IDT Corp - Class B	3,004	66	International Shipholding Corp	15,851		393
Inteliquent Inc	41,290	531	Knightsbridge Tankers Ltd	8,995		74
Iridium Communications Inc (a)	143,492	865	Marten Transport Ltd	77,598		1,369
KVH Industries Inc (a)	919	13	Matson Inc	52,541		1,423
Leap Wireless International Inc (a)	62,777	1,011	Nordic American Tankers Ltd	44,004		359
LogMeIn Inc (a)	3,680	119	Overseas Shipholding Group Inc (a),(b)	34,268		118
Loral Space & Communications Inc	8,730	623	Pacer International Inc (a)	32,932		262
Lumos Networks Corp	8,130	179	PAM Transportation Services Inc	10,768		187
NeoPhotonics Corp (a)	3,868	27	Patriot Transportation Holding Inc (a)	661		24
Netgear Inc (a)	14,023	404	PHI Inc (a)	16,889		673
NII Holdings Inc (a)	78,468	270	Providence and Worcester Railroad Co	4,798		98
Novatel Wireless Inc (a)	17,353	53	Quality Distribution Inc (a)	52,552		540
NTELOS Holdings Corp	33,580	639	Roadrunner Transportation Systems Inc (a)	3,385		90
Oclaro Inc (a)	15,101	31	Saia Inc (a)	36,661		1,193
Oplink Communications Inc (a)	38,189	697	Scorpio Tankers Inc	45,901		530
Optical Cable Corp	8,872	35	Ship Finance International Ltd	14,014		232
Orbcomm Inc (a)	57,355	346	Tidewater Inc	5,070		305
Performance Technologies Inc (a)	11,688	36	Ultrapetrol Bahamas Ltd (a)	8,149		29
Plantronics Inc	1,327	57	USA Truck Inc (a)	8,609		114
Polycom Inc (a)	302,652	3,148	UTI Worldwide Inc	23,510		357
Preformed Line Products Co	1,871	157	Werner Enterprises Inc	8,233		191
Premiere Global Services Inc (a)	23,073	208	XPO Logistics Inc (a)	4,637		94
PTGi Holding Inc	1,075	4	YRC Worldwide Inc (a)	2,742		26
Relm Wireless Corp (a)	1,332	3
						$35,743
RF Industries Ltd	300	3
RF Micro Devices Inc (a)	90,117	473	Trucking & Leasing - 0.61%
RigNet Inc (a)	2,480	91	AMERCO	12,395		2,503
Shenandoah Telecommunications Co	12,773	354	GATX Corp	91,429		4,713
Sonus Networks Inc (a)	84,412	253	Greenbrier Cos Inc (a)	67,808		1,800
Straight Path Communications Inc (a)	1,189	6	TAL International Group Inc	3,894		188
Symmetricom Inc (a)	55,545	398	Textainer Group Holdings Ltd	3,039		115
Telenav Inc (a)	8,716	63	Willis Lease Finance Corp (a)	8,412		147
Tellabs Inc	498,691	1,217				$9,466
Tessco Technologies Inc	4,108	145	Water - 0.08%
UniTek Global Services Inc (a)	1,298	1
			American States Water Co	7,634		218
USA Mobility Inc	24,793	370
UTStarcom Holdings Corp (a)	7,239	20	California Water Service Group	10,243		223
Vonage Holdings Corp (a)	48,965	183	Consolidated Water Co Ltd	16,099		242
			PICO Holdings Inc (a)	17,692		415
West Corp	2,758	61	SJW Corp	4,303		122
Westell Technologies Inc (a)	82,949	298
						$1,220
		$26,882	TOTAL COMMON STOCKS			$1,481,752
Textiles - 0.18%
Culp Inc	1,771	34
Dixie Group Inc/The (a)	11,461	144
G&K Services Inc	27,623	1,724

See accompanying notes

		Schedule of Investments
		SmallCap Value Fund II
		October 31, 2013

	Maturity
REPURCHASE AGREEMENTS - 4.10% Amount (000's)		Value (000 's)

Banks - 4.10%
Investment in Joint Trading Account; Barclays $	15,105	$15,105
Bank PLC Repurchase Agreement; 0.07%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $15,407,073; 0.25% - 2.63%;
dated 06/30/15 - 08/15/20)
Investment in Joint Trading Account; Credit	11,329	11,329
Suisse Repurchase Agreement; 0.08%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $11,555,306; 0.00%; dated
08/15/16 - 08/15/37)
Investment in Joint Trading Account; Deutsche	25,175	25,175
Bank Repurchase Agreement; 0.11% dated
10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $25,678,457; 0.00% - 5.50%;
dated 12/27/13 - 07/15/36)
Investment in Joint Trading Account; Merrill	11,781	11,780
Lynch Repurchase Agreement; 0.09%
dated 10/31/2013 maturing 11/01/2013
(collateralized by US Government
Securities; $12,016,439; 0.00% - 7.13%;
dated 03/15/14 - 01/15/48)
		$63,389
TOTAL REPURCHASE AGREEMENTS		$63,389
Total Investments		$1,545,141
Other Assets in Excess of Liabilities, Net - 0.13%		$2,071
TOTAL NET ASSETS - 100.00%		$1,547,212

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $58 or 0.00% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		31.38%
Industrial		15.12%
Consumer, Cyclical		13.79%
Consumer, Non-cyclical		13.36%
Technology		9.88%
Energy		7 .44%
Communications		3.65%
Basic Materials		3 .44%
Utilities		1.73%
Diversified		0 .08%
Other Assets in Excess of Liabilities, Net		0 .13%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2013	Long	587	$62,543	$64,441	$1,898
Total					$1,898

Amounts in thousands except contracts

See accompanying notes

Glossary to the Schedules of Investments
October 31, 2013

Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
TRY	Turkish Lira
USD/$	United States Dollar
ZAR	South African Rand

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends		Total
	Value,	Investment and Unrealized Total From			from Net Tax Return Dividends			Net Asset
	Beginning of Income Gain (Loss) on Investment Investment of Capital						and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Distribution Distributions of Period
BOND & MORTGAGE SECURITIES FUND
Class J shares
2013	$11 .16	$0.24	($0 .31)	($0 .07)	($0 .23)	$–	($0 .23)	$10.86
2012	10.69	0 .28	0 .51	0 .79	(0 .32)	–	(0 .32)	11.16
2011	10.63	0 .37	0 .07	0 .44	(0 .37)	(0.01)	(0 .38)	10.69
2010	9.74	0 .40	0 .81	1 .21	(0 .32)	–	(0 .32)	10.63
2009	8.56	0 .43	1 .11	1 .54	(0 .36)	–	(0 .36)	9 .74
Institutional shares
2013	11.09	0 .28	(0 .30)	(0 .02)	(0 .28)	–	(0 .28)	10.79
2012	10.62	0 .33	0 .51	0 .84	(0 .37)	–	(0 .37)	11.09
2011	10.57	0 .41	0 .07	0 .48	(0 .42)	(0.01)	(0 .43)	10.62
2010	9.68	0 .45	0 .82	1 .27	(0 .38)	–	(0 .38)	10.57
2009	8.51	0 .48	1 .10	1 .58	(0 .41)	–	(0 .41)	9 .68
R-1 shares
2013	11.09	0 .19	(0 .31)	(0 .12)	(0 .18)	–	(0 .18)	10.79
2012	10.62	0 .24	0 .50	0 .74	(0 .27)	–	(0 .27)	11.09
2011	10.57	0 .32	0 .07	0 .39	(0 .33)	(0.01)	(0 .34)	10.62
2010	9.68	0 .37	0 .81	1 .18	(0 .29)	–	(0 .29)	10.57
2009	8.51	0 .40	1 .11	1 .51	(0 .34)	–	(0 .34)	9 .68
R-2 shares
2013	10.99	0 .20	(0 .29)	(0 .09)	(0 .20)	–	(0 .20)	10.70
2012	10.53	0 .25	0 .50	0 .75	(0 .29)	–	(0 .29)	10.99
2011	10.48	0 .33	0 .07	0 .40	(0 .34)	(0.01)	(0 .35)	10.53
2010	9.61	0 .38	0 .80	1 .18	(0 .31)	–	(0 .31)	10.48
2009	8.45	0 .41	1 .10	1 .51	(0 .35)	–	(0 .35)	9 .61
R-3 shares
2013	11.03	0 .22	(0 .29)	(0 .07)	(0 .22)	–	(0 .22)	10.74
2012	10.57	0 .27	0 .50	0 .77	(0 .31)	–	(0 .31)	11.03
2011	10.52	0 .35	0 .07	0 .42	(0 .36)	(0.01)	(0 .37)	10.57
2010	9.64	0 .40	0 .80	1 .20	(0 .32)	–	(0 .32)	10.52
2009	8.48	0 .43	1 .09	1 .52	(0 .36)	–	(0 .36)	9 .64
R-4 shares
2013	11.22	0 .24	(0 .30)	(0 .06)	(0 .24)	–	(0 .24)	10.92
2012	10.74	0 .29	0 .52	0 .81	(0 .33)	–	(0 .33)	11.22
2011	10.68	0 .38	0 .07	0 .45	(0 .38)	(0.01)	(0 .39)	10.74
2010	9.78	0 .42	0 .82	1 .24	(0 .34)	–	(0 .34)	10.68
2009	8.60	0 .45	1 .11	1 .56	(0 .38)	–	(0 .38)	9 .78
R-5 shares
2013	11.04	0 .25	(0 .29)	(0 .04)	(0 .25)	–	(0 .25)	10.75
2012	10.58	0 .30	0 .50	0 .80	(0 .34)	–	(0 .34)	11.04
2011	10.53	0 .38	0 .07	0 .45	(0 .39)	(0.01)	(0 .40)	10.58
2010	9.65	0 .43	0 .80	1 .23	(0 .35)	–	(0 .35)	10.53
2009	8.48	0 .46	1 .10	1 .56	(0 .39)	–	(0 .39)	9 .65

See accompanying notes

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
		Ratio of Expenses		Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

(0.61)%(c)	$173,945	0.94%		1.14%	2.17%	205.6%
7.49 (c)	201,223	0.99		1 .20	2.60	218.6
4.27 (c)	203,129	0.98		1 .12	3.46	265.5
12.71 (c)	209,290	1.08		1 .15	3.98	357.4
18.65 (c)	191,259	1.12		1 .17	4.93	365.1

(0.20)	1,925,899	0.52	(d)	–	2.58	205.6
8.04	1,828,579	0.53	(d)	–	3.04	218.6
4.67	1,478,603	0.53	(d)	–	3.91	265.5
13.41	1,438,541	0.53	(d)	–	4.53	357.4
19.31	1,512,248	0.53	(d)	–	5.58	365.1

(1.07)	5,969	1.40		–	1.71	205.6
7.10	11,645	1.41		–	2.18	218.6
3.75	11,158	1.41		–	3.03	265.5
12.43	10,669	1.41		–	3.66	357.4
18.28	9,763	1.41		–	4.59	365.1

(0.85)	14,978	1.27		–	1.83	205.6
7.21	19,392	1.28		–	2.32	218.6
3.93	20,576	1.28		–	3.18	265.5
12.46	28,778	1.28		–	3.78	357.4
18.45	29,688	1.28		–	4.77	365.1

(0.67)	32,743	1.09		–	2.01	205.6
7.37	38,896	1.10		–	2.50	218.6
4.10	41,063	1.10		–	3.34	265.5
12.73	41,586	1.10		–	3.97	357.4
18.59	45,851	1.10		–	4.97	365.1

(0.57)	30,315	0.90		–	2.20	205.6
7.64	37,187	0.91		–	2.67	218.6
4.32	32,495	0.91		–	3.53	265.5
12.95	36,175	0.91		–	4.14	357.4
18.78	25,843	0.91		–	5.13	365.1

(0.37)	44,281	0.78		–	2.32	205.6
7.70	70,930	0.79		–	2.79	218.6
4.41	63,753	0.79		–	3.66	265.5
13.06	59,861	0.79		–	4.26	357.4
19.08	58,888	0.79		–	5.27	365.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value, Investment and Unrealized Total From from Net from Dividends Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
CORE PLUS BOND FUND I
Institutional shares
2013	$11.75	$0.21	($0.24)	($0 .03)	($0 .35)	($0 .16)	($0 .51)	$11.21
2012	11.10	0 .29	0 .67	0 .96	(0 .31)	–	(0 .31)	11.75
2011	11.65	0 .31	(0.28)	0 .03	(0 .17)	(0.41)	(0 .58)	11.10
2010	11.04	0 .25	0 .78	1 .03	(0 .31)	(0.11)	(0 .42)	11.65
2009	9.95	0 .36	1 .01	1 .37	(0 .24)	(0.04)	(0 .28)	11.04
R-1 shares
2013	11.61	0 .11	(0.25)	(0 .14)	(0 .26)	(0.16)	(0 .42)	11.05
2012	11.00	0 .19	0 .67	0 .86	(0 .25)	–	(0 .25)	11.61
2011	11.59	0 .21	(0.27)	(0 .06)	(0 .12)	(0.41)	(0 .53)	11.00
2010	11.00	0 .15	0 .77	0 .92	(0 .22)	(0.11)	(0 .33)	11.59
2009	9.94	0 .28	1 .01	1 .29	(0 .19)	(0.04)	(0 .23)	11.00
R-2 shares
2013	11.63	0 .12	(0.24)	(0 .12)	(0 .25)	(0.16)	(0 .41)	11.10
2012	11.01	0 .21	0 .67	0 .88	(0 .26)	–	(0 .26)	11.63
2011	11.60	0 .23	(0.28)	(0 .05)	(0 .13)	(0.41)	(0 .54)	11.01
2010	11.00	0 .17	0 .77	0 .94	(0 .23)	(0.11)	(0 .34)	11.60
2009	9.94	0 .29	1 .02	1 .31	(0 .21)	(0.04)	(0 .25)	11.00
R-3 shares
2013	11.66	0 .14	(0.24)	(0 .10)	(0 .26)	(0.16)	(0 .42)	11.14
2012	11.03	0 .23	0 .67	0 .90	(0 .27)	–	(0 .27)	11.66
2011	11.61	0 .25	(0.28)	(0 .03)	(0 .14)	(0.41)	(0 .55)	11.03
2010	11.01	0 .19	0 .77	0 .96	(0 .25)	(0.11)	(0 .36)	11.61
2009	9.94	0 .31	1 .01	1 .32	(0 .21)	(0.04)	(0 .25)	11.01
R-4 shares
2013	11.73	0 .17	(0.25)	(0 .08)	(0 .31)	(0.16)	(0 .47)	11.18
2012	11.09	0 .25	0 .68	0 .93	(0 .29)	–	(0 .29)	11.73
2011	11.66	0 .27	(0.28)	(0 .01)	(0 .15)	(0.41)	(0 .56)	11.09
2010	11.06	0 .21	0 .76	0 .97	(0 .26)	(0.11)	(0 .37)	11.66
2009	9.94	0 .32	1 .05	1 .37	(0 .21)	(0.04)	(0 .25)	11.06
R-5 shares
2013	11.72	0 .18	(0.24)	(0 .06)	(0 .33)	(0.16)	(0 .49)	11.17
2012	11.08	0 .26	0 .67	0 .93	(0 .29)	–	(0 .29)	11.72
2011	11.64	0 .28	(0.27)	0 .01	(0 .16)	(0.41)	(0 .57)	11.08
2010	11.04	0 .22	0 .77	0 .99	(0 .28)	(0.11)	(0 .39)	11.64
2009	9.94	0 .34	1 .03	1 .37	(0 .23)	(0.04)	(0 .27)	11.04

See accompanying notes

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses		Investment Income
	Net Assets, End of	to Average Net		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets		Assets	Turnover Rate

(0.28)%	$3,236,866	0.56%		1 .86%	254.1%
8.93	3,396,895	0.56		2 .57	274.5
0.45	2,982,944	0.57		2 .81	339.9
9.57	2,869,003	0.58	(b)	2 .26	186.8
13.92	2,058,784	0.60	(b)	3 .39	356.2

(1.26)	3,303	1.43		0 .99	254.1
7.98	3,541	1.44		1 .70	274.5
(0.37)	3,165	1.44		1 .94	339.9
8.56	3,446	1.45	(b)	1 .35	186.8
13.07	1,572	1.47	(b)	2 .63	356.2

(1.05)	4,551	1.30		1 .11	254.1
8.14	5,894	1.31		1 .90	274.5
(0.29)	8,343	1.31		2 .07	339.9
8.74	8,899	1.32	(b)	1 .51	186.8
13.25	6,139	1.34	(b)	2 .66	356.2

(0.86)	13,012	1.12		1 .28	254.1
8.34	20,281	1.13		2 .01	274.5
(0.11)	22,367	1.13		2 .25	339.9
8.94	24,917	1.14	(b)	1 .69	186.8
13.35	14,771	1.16	(b)	2 .89	356.2

(0.74)	7,955	0.93		1 .49	254.1
8.58	13,861	0.94		2 .21	274.5
0.08	11,005	0.94		2 .44	339.9
9.06	8,217	0.95	(b)	1 .87	186.8
13.93	7,675	0.97	(b)	3 .01	356.2

(0.57)	30,866	0.81		1 .63	254.1
8.66	35,517	0.82		2 .33	274.5
0.23	27,060	0.82		2 .56	339.9
9.21	30,083	0.83	(b)	1 .95	186.8
13.85	8,281	0.85	(b)	3 .15	356.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.

See accompanying notes

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning	Income Gain (Loss) on Investment Investment				and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Distributions of Period		Total Return
DIVERSIFIED INTERNATIONAL FUND
Class J shares
2013	$9 .77	$0 .15	$1.92	$2.07	($0 .17)	($0 .17)	$11 .67	21.40	%(c)
2012	9 .31	0 .16	0.41	0.57	(0.11)	(0 .11)	9 .77	6.23	(c)
2011	9 .70	0 .15	(0.45)	(0.30)	(0 .09)	(0 .09)	9 .31	(3 .16	) (c)
2010	8 .59	0 .08	1 .14	1.22	(0 .11)	(0 .11)	9 .70	14.31	(c)
2009	7 .37	0 .09	1 .28	1.37	(0 .15)	(0 .15)	8 .59	19.01	(c)
Institutional shares
2013	9 .87	0 .20	1 .92	2.12	(0 .22)	(0 .22)	11 .77	21.79
2012	9 .40	0 .21	0 .41	0.62	(0 .15)	(0 .15)	9 .87	6.76
2011	9 .79	0 .20	(0.44)	(0.24)	(0 .15)	(0 .15)	9 .40	(2.61)
2010	8 .67	0 .13	1 .15	1.28	(0 .16)	(0 .16)	9 .79	14.90
2009	7 .44	0 .14	1 .31	1.45	(0 .22)	(0 .22)	8 .67	20.01
R-1 shares
2013	9 .80	0 .11	1 .91	2.02	(0 .12)	(0 .12)	11 .70	20.82
2012	9 .33	0 .13	0 .40	0.53	(0 .06)	(0 .06)	9 .80	5.81
2011	9 .72	0 .11	(0.44)	(0.33)	(0 .06)	(0 .06)	9 .33	(3.48)
2010	8 .62	0 .05	1 .15	1.20	(0 .10)	(0 .10)	9 .72	13.95
2009	7 .38	0 .08	1 .29	1.37	(0 .13)	(0 .13)	8 .62	18.88
R-2 shares
2013	9 .77	0 .12	1 .92	2.04	(0 .14)	(0 .14)	11 .67	21.04
2012	9 .30	0 .14	0 .40	0.54	(0 .07)	(0 .07)	9 .77	5.92
2011	9 .69	0 .12	(0.44)	(0.32)	(0 .07)	(0 .07)	9 .30	(3.39)
2010	8 .58	0 .06	1 .15	1.21	(0 .10)	(0 .10)	9 .69	14.18
2009	7 .34	0 .09	1 .28	1.37	(0 .13)	(0 .13)	8 .58	18.96
R-3 shares
2013	9 .83	0 .14	1 .91	2.05	(0 .16)	(0 .16)	11 .72	21.11
2012	9 .35	0 .16	0 .41	0.57	(0 .09)	(0 .09)	9 .83	6.24
2011	9 .75	0 .14	(0.45)	(0.31)	(0 .09)	(0 .09)	9 .35	(3.25)
2010	8 .64	0 .08	1 .15	1.23	(0 .12)	(0 .12)	9 .75	14.29
2009	7 .40	0 .10	1 .29	1.39	(0 .15)	(0 .15)	8 .64	19.23
R-4 shares
2013	9 .97	0 .16	1 .95	2.11	(0 .18)	(0 .18)	11 .90	21.44
2012	9 .49	0 .18	0 .41	0.59	(0 .11)	(0 .11)	9 .97	6.35
2011	9 .89	0 .17	(0.46)	(0.29)	(0 .11)	(0 .11)	9 .49	(3.04)
2010	8 .75	0 .09	1 .18	1.27	(0 .13)	(0 .13)	9 .89	14.63
2009	7 .51	0 .12	1 .30	1.42	(0 .18)	(0 .18)	8 .75	19.43
R-5 shares
2013	9 .96	0 .17	1 .94	2.11	(0 .19)	(0 .19)	11 .88	21.51
2012	9 .48	0 .19	0 .41	0.60	(0 .12)	(0 .12)	9 .96	6.50
2011	9 .88	0 .18	(0.46)	(0.28)	(0 .12)	(0 .12)	9 .48	(2.90)
2010	8 .67	0 .11	1 .24	1.35	(0 .14)	(0 .14)	9 .88	15.71	(e)
2009	7 .44	0 .12	1 .30	1.42	(0 .19)	(0 .19)	8 .67	19.54

See accompanying notes

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Ratio of Expenses	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

$204,288	1.30%	1.50%	1 .43%	76.9%
183,831	1.40	1.59	1 .76	74.2
194,184	1.38	1.52	1 .52	75.7	(d)
179,226	1.51	1.58	0 .86	105.9
166,334	1.55	1.60	1 .29	115.6

4,208,838	0.87	0.87	1 .89	76.9
2,833,609	0.89	0.89	2 .25	74.2
2,101,900	0.91	0.91	1 .95	75.7	(d)
1,087,289	0.92	0.92	1 .49	105.9
736,705	0.91	0.91	1 .95	115.6

7,021	1.74	–	0 .99	76.9
7,944	1.76	–	1 .42	74.2
8,504	1.79	–	1 .11	75.7	(d)
9,424	1.79	–	0 .60	105.9
9,081	1.79	–	1 .04	115.6

12,328	1.61	–	1 .13	76.9
13,572	1.63	–	1 .54	74.2
15,277	1.66	–	1 .25	75.7	(d)
19,385	1.66	–	0 .70	105.9
20,324	1.66	–	1 .17	115.6

56,229	1.43	–	1 .30	76.9
53,185	1.45	–	1 .70	74.2
61,344	1.48	–	1 .44	75.7	(d)
67,216	1.48	–	0 .88	105.9
69,007	1.48	–	1 .36	115.6

51,609	1.24	–	1 .51	76.9
41,896	1.26	–	1 .91	74.2
43,879	1.29	–	1 .63	75.7	(d)
49,117	1.29	–	1 .05	105.9
50,972	1.29	–	1 .55	115.6

81,793	1.12	–	1 .60	76.9
80,363	1.14	–	2 .00	74.2
80,613	1.17	–	1 .75	75.7	(d)
76,608	1.17	–	1 .18	105.9
82,482	1.17	–	1 .66	115.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Portfolio turnover rate excludes approximately $86,522,000 of sales from portfolio realignment from the acquisition of International Growth Fund.
(e)	In March, 2010, the Class experienced a significant one time gain of approximately $0.08/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

See accompanying notes

				FINANCIAL HIGHLIGHTS
				PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
		Beginning of Income Gain (Loss) on Investment Investment					and	Value, End
		Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
EQUITY INCOME FUND
Institutional shares
2013		$19 .49	$0 .64	$3.65	$4.29	($0 .61)	($0 .61)	$23 .17	22.39%
2012		17 .59	0 .58	1 .87	2.45	(0 .55)	(0 .55)	19 .49	14.10
2011		16 .93	0 .56	0 .64	1.20	(0 .54)	(0 .54)	17 .59	7 .15
2010		14 .40	0 .50	2 .49	2.99	(0 .46)	(0 .46)	16 .93	21.03
2009		13 .82	0 .45	0 .61	1.06	(0 .48)	(0 .48)	14 .40	8 .07
R-1 shares
2013		19 .40	0 .45	3 .64	4.09	(0 .43)	(0 .43)	23 .06	21.36
2012		17 .52	0 .42	1 .86	2.28	(0 .40)	(0 .40)	19 .40	13.09
2011		16 .89	0 .39	0 .66	1.05	(0 .42)	(0 .42)	17 .52	6 .23
2010	(b)	15 .52	0 .23	1 .40	1.63	(0 .26)	(0 .26)	16 .89	10.62	(c)
R-2 shares
2013		19 .46	0 .48	3 .65	4.13	(0 .46)	(0 .46)	23 .13	21.48
2012		17 .57	0 .43	1 .89	2.32	(0 .43)	(0 .43)	19 .46	13.29
2011		16 .89	0 .41	0 .66	1.07	(0 .39)	(0 .39)	17 .57	6 .39
2010	(b)	15 .52	0 .21	1 .43	1.64	(0 .27)	(0 .27)	16 .89	10.67	(c)
R-3 shares
2013		19 .41	0 .51	3 .65	4.16	(0 .50)	(0 .50)	23 .07	21.72
2012		17 .53	0 .46	1 .88	2.34	(0 .46)	(0 .46)	19 .41	13.45
2011		16 .89	0 .45	0 .64	1.09	(0 .45)	(0 .45)	17 .53	6 .53
2010	(b)	15 .52	0 .25	1 .40	1.65	(0 .28)	(0 .28)	16 .89	10.81	(c)
R-4 shares
2013		19 .45	0 .55	3 .66	4.21	(0 .54)	(0 .54)	23 .12	21.94
2012		17 .56	0 .49	1 .89	2.38	(0 .49)	(0 .49)	19 .45	13.70
2011		16 .92	0 .46	0 .66	1.12	(0 .48)	(0 .48)	17 .56	6 .70
2010	(b)	15 .52	0 .20	1 .49	1.69	(0 .29)	(0 .29)	16 .92	11.03	(c)
R-5 shares
2013		19 .47	0 .59	3 .65	4.24	(0 .56)	(0 .56)	23 .15	22.11
2012		17 .58	0 .51	1 .89	2.40	(0 .51)	(0 .51)	19 .47	13.81
2011		16 .93	0 .50	0 .65	1.15	(0 .50)	(0 .50)	17 .58	6 .86
2010	(b)	15 .52	0 .15	1 .55	1.70	(0 .29)	(0 .29)	16 .93	11.11	(c)

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

			Ratio of Net
	Ratio of Expenses		Investment Income
Net Assets, End of	to Average Net		to Average Net		Portfolio
Period (in thousands)	Assets		Assets		Turnover Rate

$3,791,024	0.52%		2.99%		16.4%
3,105,517	0.52		3.09		23.5
2,527,743	0.52		3.20		16.6
1,828,045	0.52		3.16		22.1
1,097,669	0.53		3.47		35.3

3,661	1.39		2.11		16.4
2,790	1.39		2.24		23.5
2,495	1.39		2.24		16.6
374	1.42	(d)	2.13	(d)	22.1	(d)

8,608	1.26		2.27		16.4
7,317	1.26		2.29		23.5
3,313	1.26		2.33		16.6
371	1.29	(d)	1.92	(d)	22.1	(d)

72,261	1.08		2.39		16.4
44,323	1.08		2.47		23.5
22,727	1.08		2.56		16.6
3,815	1.11	(d)	2.39	(d)	22.1	(d)

50,967	0.89		2.59		16.4
31,695	0.89		2.61		23.5
11,013	0.89		2.65		16.6
750	0.92	(d)	1.87	(d)	22.1	(d)

142,322	0.77		2.73		16.4
106,715	0.77		2.71		23.5
27,719	0.77		2.87		16.6
5,904	0.80	(d)	1.37	(d)	22.1	(d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from March 1, 2010, date operations commenced, through October 31, 2010.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
		Beginning of	Income	Gain (Loss) on Investment		Investment	Realized	and	Value, End
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
GLOBAL DIVERSIFIED INCOME FUND
Institutional shares
2013		$14.10	$0.71	$0.21	$0.92	($0 .71)	($0 .12)	($0 .83)	$14.19
2012		12.94	0 .81	1 .15	1 .96	(0 .76)	(0.04)	(0 .80)	14.10
2011		13.31	0 .83	(0.35)	0 .48	(0 .74)	(0.11)	(0 .85)	12.94
2010		12.72	0 .77	1 .67	2 .44	(0 .80)	(1.05)	(1 .85)	13.31
2009	(d)	10.00	0 .67	2 .72	3 .39	(0 .67)	–	(0 .67)	12.72

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

					Ratio of Expenses to
					Average Net Assets
					(Excluding Dividends	Ratio of Net
		Net Assets, End of	Ratio of Expenses		and Interest Expense	Investment Income
		Period (in	to Average Net		on Shorts and Short	to Average Net		Portfolio
Total Return		thousands)	Assets		Sale Fees)	Assets		Turnover Rate

6.75%		$876,282	0.83%		0.78%(b),(c)	5.02%		79.0%
15.67		751,759	0.80	(c)	N/A	6.01		50.8
3.61		553,989	0.81	(c)	N/A	6.27		47.6
21.42		224,071	0.87	(c)	N/A	6.13		75.5
35.24	(e)	72,681	0 .90 (c)	,(f)	N/A	7 .00	(f)	182.5	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from December 15, 2008, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions	of Period
GLOBAL REAL ESTATE SECURITIES FUND
Institutional shares
2013	$8 .25	$0.16	$0.99	$1.15	($0 .46)	($0 .15)	($0.61)	$8.79
2012	7.07	0 .15	1 .21	1.36	(0 .18)	–	(0.18)	8 .25
2011	7.18	0 .12	(0.07)	0.05	(0 .12)	(0.04)	(0.16)	7 .07
2010	5.67	0 .13	1 .66	1.79	(0 .28)	–	(0.28)	7 .18
2009	5.03	0 .14	0 .77	0.91	(0 .27)	–	(0.27)	5 .67

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

					Ratio of Net
			Ratio of Expenses		Investment Income
		Net Assets, End of	to Average Net		to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Assets	Turnover Rate

14.49%		$1,470,065	0.92	%(b)	1 .86%	52.4%
19.67		1,077,821	0.93	(b)	1 .92	87.9
0.74		246,174	0.95	(b)	1 .67	78.8
32.52	(c)	9	0.95	(b)	2 .23	194.8
19.46		1,134	0.95	(b)	3 .12	131.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	During 2010, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

See accompanying notes

				FINANCIAL HIGHLIGHTS
				PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment and Unrealized Total From			from Net	Dividends	Net Asset
		Beginning of Income Gain (Loss) on			Investment	Investment	and	Value, End
		Period	(Loss)(a)	Investments	Operations	Income	Distributions of Period		Total Return
GOVERNMENT & HIGH QUALITY BOND FUND
Class J shares
2013		$11 .38	$0 .23	($0.31)	($0 .08)	($0 .31)	($0 .31)	$10 .99	(0 .75)%(c)
2012		11 .28	0 .29	0.19	0.48	(0.38)	(0 .38)	11 .38	4.28	(c)
2011		11 .30	0 .35	0.02	0.37	(0.39)	(0 .39)	11 .28	3.40	(c)
2010		10 .90	0 .40	0.43	0.83	(0.43)	(0 .43)	11 .30	7.73	(c)
2009	(d)	10 .68	0 .38	0 .23	0 .61	(0 .39)	(0 .39)	10 .90	5 .87 (c)	,(e)
Institutional shares
2013		11 .37	0 .27	(0.31)	(0 .04)	(0 .35)	(0 .35)	10 .98	(0 .33)
2012		11 .27	0 .34	0.19	0 .53	(0 .43)	(0 .43)	11 .37	4 .80
2011		11 .29	0 .40	0.03	0 .43	(0 .45)	(0 .45)	11 .27	3 .91
2010		10 .90	0 .46	0.41	0 .87	(0 .48)	(0 .48)	11 .29	8 .16
2009		10 .35	0 .50	0.56	1 .06	(0 .51)	(0 .51)	10 .90	10.42
R-1 shares
2013		11 .38	0 .19	(0.31)	(0 .12)	(0 .27)	(0 .27)	10 .99	(1 .10)
2012		11 .27	0 .26	0.19	0 .45	(0 .34)	(0 .34)	11 .38	4 .07
2011		11 .29	0 .32	0.02	0 .34	(0 .36)	(0 .36)	11 .27	3 .11
2010		10 .90	0 .37	0.41	0 .78	(0 .39)	(0 .39)	11 .29	7 .32
2009	(d)	10 .68	0 .35	0.24	0 .59	(0 .37)	(0 .37)	10 .90	5 .61	(e)
R-2 shares
2013		11 .38	0 .20	(0.31)	(0 .11)	(0 .28)	(0 .28)	10 .99	(0 .97)
2012		11 .27	0 .27	0.20	0 .47	(0 .36)	(0 .36)	11 .38	4 .21
2011		11 .29	0 .33	0.03	0 .36	(0 .38)	(0 .38)	11 .27	3 .24
2010		10 .90	0 .39	0.41	0 .80	(0 .41)	(0 .41)	11 .29	7 .46
2009	(d)	10 .68	0 .36	0.24	0 .60	(0 .38)	(0 .38)	10 .90	5 .73	(e)
R-3 shares
2013		11 .38	0 .22	(0.31)	(0 .09)	(0 .30)	(0 .30)	10 .99	(0 .80)
2012		11 .27	0 .29	0.20	0 .49	(0 .38)	(0 .38)	11 .38	4 .40
2011		11 .29	0 .35	0.03	0 .38	(0 .40)	(0 .40)	11 .27	3 .43
2010		10 .90	0 .40	0.42	0 .82	(0 .43)	(0 .43)	11 .29	7 .66
2009	(d)	10 .68	0 .38	0.24	0 .62	(0 .40)	(0 .40)	10 .90	5 .90	(e)
R-4 shares
2013		11 .38	0 .24	(0.31)	(0 .07)	(0 .32)	(0 .32)	10 .99	(0 .61)
2012		11 .27	0 .31	0.20	0 .51	(0 .40)	(0 .40)	11 .38	4 .59
2011		11 .29	0 .37	0.03	0 .40	(0 .42)	(0 .42)	11 .27	3 .62
2010		10 .90	0 .42	0.42	0 .84	(0 .45)	(0 .45)	11 .29	7 .86
2009	(d)	10 .68	0 .39	0.24	0 .63	(0 .41)	(0 .41)	10 .90	6 .07	(e)
R-5 shares
2013		11 .39	0 .26	(0.32)	(0 .06)	(0 .33)	(0 .33)	11 .00	(0 .49)
2012		11 .28	0 .32	0.20	0 .52	(0 .41)	(0 .41)	11 .39	4 .72
2011		11 .30	0 .38	0.03	0 .41	(0 .43)	(0 .43)	11 .28	3 .74
2010		10 .90	0 .44	0.42	0 .86	(0 .46)	(0 .46)	11 .30	8 .08
2009	(d)	10 .68	0 .41	0.24	0 .65	(0 .43)	(0 .43)	10 .90	6 .18	(e)

See accompanying notes

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

					Ratio of Net
	Ratio of Expenses		Ratio of Gross		Investment Income
Net Assets, End of	to Average Net		Expenses to Average		to Average Net		Portfolio
Period (in thousands)	Assets		Net Assets(b)		Assets		Turnover Rate

$144,809	0.94%		1.14%		2.02%		41.1%
156,522	1.00		1.23		2.53		52.8
123,734	1.00		1.16		3.11		104.7
112,730	1.00		1.20		3.63		51.2
94,354	1 .00	(f)	1 .29	(f)	3 .96	(f)	26 .6	(f)

1,098,217	0.51		–		2.45		41.1
1,044,466	0.51		–		3.04		52.8
1,020,836	0.51		–		3.60		104.7
980,476	0.51		–		4.13		51.2
893,919	0.51		–		4.66		26.6

3,151	1.29	(g)	–		1.67		41.1
3,722	1.29	(g)	–		2.25		52.8
3,517	1.29	(g)	–		2.84		104.7
4,485	1.29	(g)	–		3.33		51.2
2,796	1.29 (f)	,(g)	–		3.66	(f)	26.6	(f)

5,207	1.16	(g)	–		1.80		41.1
6,464	1.16	(g)	–		2.39		52.8
7,276	1.16	(g)	–		2.96		104.7
8,002	1.16	(g)	–		3.48		51.2
8,843	1.16 (f)	,(g)	–		3.80	(f)	26.6	(f)

17,952	0.98	(g)	–		1.98		41.1
21,930	0.98	(g)	–		2.56		52.8
20,798	0.98	(g)	–		3.13		104.7
20,070	0.98	(g)	–		3.63		51.2
11,551	0.98 (f)	,(g)	–		3.98	(f)	26.6	(f)

10,708	0.79	(g)	–		2.17		41.1
11,093	0.79	(g)	–		2.75		52.8
9,295	0.79	(g)	–		3.31		104.7
7,364	0.79	(g)	–		3.82		51.2
4,235	0.79 (f)	,(g)	–		4.17	(f)	26.6	(f)

19,242	0.67	(g)	–		2.29		41.1
21,996	0.67	(g)	–		2.87		52.8
17,909	0.67	(g)	–		3.44		104.7
15,243	0.67	(g)	–		3.95		51.2
11,805	0.67 (f)	,(g)	–		4.29	(f)	26.6	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from December 15, 2008, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period (Loss)(a)		Investments	Operations	Income	Gains	Distributions	of Period
HIGH YIELD FUND
Institutional shares
2013	$7 .80	$0.51	$0.20	$0.71	($0 .54)	($0 .07)	($0.61)	$7.90
2012	7.69	0 .55	0 .39	0.94	(0 .57)	(0.26)	(0.83)	7 .80
2011	8.15	0 .63	(0.28)	0.35	(0 .66)	(0.15)	(0.81)	7 .69
2010	7.59	0 .68	0 .57	1.25	(0 .69)	–	(0.69)	8 .15
2009	6.10	0 .64	1 .54	2.18	(0 .69)	–	(0.69)	7 .59

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

				Ratio of Net
		Ratio of Expenses	Ratio of Gross	Investment Income
	Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

9.31%	$919,683	0.58%	0.59%	6.52%	69.6%
13.17	721,892	0.56	0.59	7.19	82.6
4.45	744,655	0.56	0.57	7.91	82.8
17.23	975,311	0.56	0.57	8.64	77.8
37.90	800,853	0.54	–	9.60	57.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment		Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
HIGH YIELD FUND I
Institutional shares
2013	$11 .37	$0.65	$0.27	$0.92	($1 .22)	($0 .31)	($1 .53)	$10.76
2012	11.05	0 .73	0 .54	1 .27	(0 .73)	(0.22)	(0 .95)	11.37
2011	11.64	0 .83	(0 .42)	0 .41	(0 .85)	(0.15)	(1 .00)	11.05
2010	10.67	0 .94	1 .00	1 .94	(0 .97)	–	(0 .97)	11.64
2009	8.19	0 .91	2 .33	3 .24	(0 .76)	–	(0 .76)	10.67

See accompanying notes

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

			Ratio of Net
		Ratio of Expenses	Investment Income
	Net Assets, End of	to Average Net	to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Assets	Turnover Rate

8.72%	$1,495,205	0.65%	6 .00%	67.0%
12.65	1,189,513	0.65	6 .75	75.0
3.87	1,633,132	0.65	7 .50	67.4
19.54	1,276,786	0.65	8 .77	100.0
44.36	1,015,076	0.65	10 .34	103.8

(a) Calculated based on average shares outstanding during the period.

See accompanying notes

				FINANCIAL HIGHLIGHTS
				PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment and Unrealized Total From from Net				Dividends Net Asset
		Beginning of Income		Gain (Loss) on Investment Investment			and	Value, End
		Period	(Loss)(a) Investments Operations			Income	Distributions of Period		Total Return
INCOME FUND
Class J shares
2013		$10 .00	$0 .33	($0 .30)	$0.03	($0 .36)	($0 .36)	$9.67	0 .29	%(c)
2012		9 .57	0 .39	0.45	0.84	(0.41)	(0 .41)	10.00	9.03	(c)
2011		9 .67	0 .43	(0 .06)	0.37	(0 .47)	(0 .47)	9.57	3.91	(c)
2010		9 .28	0 .48	0.41	0.89	(0.50)	(0 .50)	9.67	9.91	(c)
2009	(d)	9 .24	0 .04	0 .04	0 .08	(0 .04)	(0 .04)	9 .28	0 .92 (c)	,(e)
Institutional shares
2013		10 .00	0 .37	(0 .30)	0.07	(0 .40)	(0 .40)	9.67	0.74
2012		9 .57	0 .44	0.46	0.90	(0 .47)	(0 .47)	10.00	9.62
2011		9 .68	0 .49	(0 .08)	0.41	(0 .52)	(0 .52)	9.57	4.41
2010		9 .28	0 .54	0.42	0.96	(0 .56)	(0 .56)	9.68	10.65
2009		7 .85	0 .55	1.44	1.99	(0 .56)	(0 .56)	9.28	26.21
R-1 shares
2013		10.00	0.29	(0 .29)	–	(0 .32)	(0 .32)	9.68	(0.02)
2012		9 .57	0 .36	0.45	0.81	(0 .38)	(0 .38)	10.00	8.68
2011		9 .68	0 .40	(0 .07)	0.33	(0 .44)	(0 .44)	9.57	3.51
2010	(g)	9 .27	0 .30	0.40	0.70	(0 .29)	(0 .29)	9.68	7.68	(e)
R-2 shares
2013		10.01	0.30	(0 .30)	–	(0 .33)	(0 .33)	9.68	0.00
2012		9 .58	0 .37	0.46	0.83	(0 .40)	(0 .40)	10.01	8.81
2011		9 .67	0 .42	(0 .06)	0.36	(0 .45)	(0 .45)	9.58	3.85
2010	(g)	9 .27	0 .30	0.40	0.70	(0 .30)	(0 .30)	9.67	7.67	(e)
R-3 shares
2013		10 .01	0 .32	(0 .29)	0.03	(0 .35)	(0 .35)	9.69	0.28
2012		9 .58	0 .39	0.45	0.84	(0 .41)	(0 .41)	10.01	9.00
2011		9 .68	0 .43	(0 .06)	0.37	(0 .47)	(0 .47)	9.58	3.93
2010	(g)	9 .27	0 .31	0.41	0.72	(0 .31)	(0 .31)	9.68	7.91	(e)
R-4 shares
2013		10 .01	0 .34	(0 .30)	0.04	(0 .37)	(0 .37)	9.68	0.37
2012		9 .58	0 .41	0.45	0.86	(0 .43)	(0 .43)	10.01	9.21
2011		9 .68	0 .45	(0 .06)	0.39	(0 .49)	(0 .49)	9.58	4.13
2010	(g)	9 .27	0 .32	0.41	0.73	(0 .32)	(0 .32)	9.68	8.04	(e)
R-5 shares
2013		10 .00	0 .35	(0 .30)	0.05	(0 .38)	(0 .38)	9.67	0.50
2012		9 .57	0 .42	0.45	0.87	(0 .44)	(0 .44)	10.00	9.35
2011		9 .67	0 .46	(0 .06)	0.40	(0 .50)	(0 .50)	9.57	4.26
2010	(g)	9 .27	0 .35	0.38	0.73	(0 .33)	(0 .33)	9.67	8.03	(e)

See accompanying notes

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

					Ratio of Net
	Ratio of Expenses		Ratio of Gross		Investment Income
Net Assets, End of	to Average Net		Expenses to Average		to Average Net		Portfolio
Period (in thousands)	Assets		Net Assets(b)		Assets		Turnover Rate

$88,170	0.96%		1.16%		3.36%		20.7%
90,263	1.06		1.25		4.02		14.1
58,259	1.10		1.29		4.54		16.9
36,124	1.10		1.75		5.02		13.1
1,631	1 .10	(f)	5 .78	(f)	5 .24	(f)	30 .6	(f)

1,907,327	0.50		–		3.82		20.7
1,763,464	0.51		–		4.56		14.1
1,157,481	0.52		–		5.13		16.9
930,550	0.52		–		5.69		13.1
809,271	0.51		–		6.49		30.6

5,593	1.37		–		2.94		20.7
1,084	1.38		–		3.69		14.1
415	1.38		–		4.14		16.9
18	1.40	(f)	–		4.69	(f)	13.1	(f)

1,208	1.24		–		3.07		20.7
1,157	1.25		–		3.77		14.1
291	1.25		–		4.37		16.9
172	1.27	(f)	–		4.71	(f)	13.1	(f)

21,640	1.06		–		3.25		20.7
16,508	1.07		–		4.01		14.1
8,180	1.07		–		4.52		16.9
1,472	1.09	(f)	–		4.95	(f)	13.1	(f)

15,785	0.87		–		3.45		20.7
8,155	0.88		–		4.17		14.1
2,835	0.88		–		4.74		16.9
1,361	0.90	(f)	–		5.03	(f)	13.1	(f)

15,858	0.75		–		3.56		20.7
13,785	0.76		–		4.31		14.1
10,322	0.76		–		4.80		16.9
393	0.78	(f)	–		5.43	(f)	13.1	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from September 30, 2009, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2010, date operations commenced, through October 31, 2010.

See accompanying notes

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From			from Net	Dividends Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions of Period		Total Return
INFLATION PROTECTION FUND
Class J shares
2013	$9 .15	$0.02	($0 .61)	($0 .59)	($0 .01)	($0 .01)	$8.55	(6.45	)%(c)
2012	8.56	0.02	0.58	0.60	(0.01)	(0.01)	9.15	7.00	(c)
2011	8.17	0.20	0.39	0.59	(0.20)	(0.20)	8.56	7.42	(c)
2010	7.51	0.10	0 .67	0 .77	(0 .11)	(0.11)	8.17	10.40	(c)
2009	7.08	0.03	0.41	0.44	(0.01)	(0.01)	7.51	6.20	(c)
Institutional shares
2013	9.29	0.07	(0 .62)	(0 .55)	(0 .05)	(0.05)	8.69	(6 .00)
2012	8.65	0.09	0 .58	0 .67	(0 .03)	(0.03)	9.29	7 .78
2011	8.24	0.28	0 .38	0 .66	(0 .25)	(0.25)	8.65	8 .19
2010	7.57	0.16	0 .67	0 .83	(0 .16)	(0.16)	8.24	11.10
2009	7.08	0.11	0 .39	0 .50	(0 .01)	(0.01)	7.57	7 .10
R-1 shares
2013	9.09	(0.02)	(0 .60)	(0 .62)	(0 .01)	(0.01)	8.46	(6 .83)
2012	8.51	0.02	0 .57	0 .59	(0 .01)	(0.01)	9.09	6 .89
2011	8.13	0.19	0 .38	0 .57	(0 .19)	(0.19)	8.51	7 .23
2010	7.48	0.09	0 .67	0 .76	(0 .11)	(0.11)	8.13	10.20
2009	7.05	(0.02)	0 .46	0 .44	(0 .01)	(0.01)	7.48	6 .21
R-2 shares
2013	9.11	–	(0 .61)	(0 .61)	(0 .01)	(0 .01)	8.49	(6 .73)
2012	8.52	0.03	0 .57	0 .60	(0 .01)	(0.01)	9.11	7 .01
2011	8.13	0.20	0 .39	0 .59	(0 .20)	(0.20)	8.52	7 .46
2010	7.48	0.10	0 .66	0 .76	(0 .11)	(0.11)	8.13	10.30
2009	7.05	0.06	0 .38	0 .44	(0 .01)	(0.01)	7.48	6 .22
R-3 shares
2013	9.16	0.02	(0 .62)	(0 .60)	(0 .02)	(0.02)	8.54	(6 .54)
2012	8.55	0.04	0 .58	0 .62	(0 .01)	(0.01)	9.16	7 .24
2011	8.16	0.22	0 .38	0 .60	(0 .21)	(0.21)	8.55	7 .57
2010	7.50	0.12	0 .66	0 .78	(0 .12)	(0.12)	8.16	10.56
2009	7.06	0.08	0 .37	0 .45	(0 .01)	(0.01)	7.50	6 .37
R-4 shares
2013	9.20	0.04	(0 .63)	(0 .59)	(0 .03)	(0.03)	8.58	(6 .42)
2012	8.58	0.08	0 .55	0 .63	(0 .01)	(0.01)	9.20	7 .38
2011	8.18	0.27	0 .35	0 .62	(0 .22)	(0.22)	8.58	7 .83
2010	7.52	0.13	0 .67	0 .80	(0 .14)	(0.14)	8.18	10.70
2009	7.06	0.09	0 .38	0 .47	(0 .01)	(0.01)	7.52	6 .67
R-5 shares
2013	9.24	0.06	(0 .65)	(0 .59)	(0 .03)	(0.03)	8.62	(6 .37)
2012	8.61	0.07	0 .58	0 .65	(0 .02)	(0.02)	9.24	7 .55
2011	8.21	0.25	0 .38	0 .63	(0 .23)	(0.23)	8.61	7 .90
2010	7.54	0.14	0 .67	0 .81	(0 .14)	(0.14)	8.21	10.91
2009	7.07	0.04	0 .44	0 .48	(0 .01)	(0.01)	7.54	6 .81

See accompanying notes

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Ratio of Expenses	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

$9,894	0.86%	1.06%	0.25%	100.9%
15,135	1.15	1.52	0.25	152.9
13,502	1.10	1.24	2.51	131.9
7,613	1.15	1.33	1.31	85.3
6,443	1.15	1.46	0.49	109.5

773,261	0.40	–	0.79	100.9
740,023	0.40	–	1.04	152.9
720,534	0.40	–	3.37	131.9
550,781	0.41	–	2.04	85.3
439,388	0.41	–	1.55	109.5

910	1.28	–	(0.21)	100.9
1,821	1.28	–	0.19	152.9
1,315	1.28	–	2.39	131.9
660	1.29	–	1.16	85.3
367	1.29	–	(0.31)	109.5

752	1.15	–	0.01	100.9
1,263	1.15	–	0.35	152.9
1,063	1.15	–	2.50	131.9
1,078	1.16	–	1.26	85.3
732	1.16	–	0.86	109.5

6,353	0.97	–	0.22	100.9
5,447	0.97	–	0.47	152.9
4,487	0.97	–	2.74	131.9
2,759	0.98	–	1.49	85.3
1,041	0.98	–	1.12	109.5

1,655	0.78	–	0.47	100.9
1,995	0.78	–	0.88	152.9
837	0.78	–	3.36	131.9
896	0.79	–	1.67	85.3
359	0.79	–	1.28	109.5

2,516	0.66	–	0.71	100.9
4,539	0.66	–	0.81	152.9
2,309	0.66	–	3.06	131.9
1,230	0.67	–	1.73	85.3
635	0.67	–	0.53	109.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
INTERNATIONAL EMERGING MARKETS FUND
Class J shares
2013	$23 .69	$0 .21	$0.62	$0.83	($0 .27)	($0 .27)	$24 .25	3 .49	%(c)
2012	22 .96	0 .22	0.72	0.94	(0.21)	(0 .21)	23 .69	4.18	(c)
2011	24 .82	0 .26	(2.09)	(1.83)	(0 .03)	(0 .03)	22 .96	(7 .40	) (c)
2010	20 .05	0 .07	4.78	4.85	(0 .08)	(0 .08)	24 .82	24.23	(c)
2009	13 .32	0 .13	6.67	6.80	(0 .07)	(0 .07)	20 .05	51.33	(c)
Institutional shares
2013	24 .42	0 .33	0.64	0.97	(0 .38)	(0 .38)	25 .01	3 .96
2012	23 .67	0 .34	0.73	1.07	(0 .32)	(0 .32)	24 .42	4 .67
2011	25 .60	0 .39	(2.16)	(1.77)	(0 .16)	(0 .16)	23 .67	(7 .00)
2010	20 .66	0 .21	4.92	5.13	(0 .19)	(0 .19)	25 .60	24.94
2009	13 .78	0 .25	6.84	7.09	(0 .21)	(0 .21)	20 .66	52.25
R-1 shares
2013	24 .20	0 .11	0.64	0.75	(0 .16)	(0 .16)	24 .79	3 .09
2012	23 .37	0 .13	0.75	0.88	(0 .05)	(0 .05)	24 .20	3 .77
2011	25.35	0.14	(2.12)	(1.98)	–	–	23.37	(7.81)
2010	20 .51	0 .02	4.87	4.89	(0 .05)	(0 .05)	25 .35	23.87
2009	13 .60	0 .10	6.83	6.93	(0 .02)	(0 .02)	20 .51	51.00
R-2 shares
2013	24 .03	0 .13	0.65	0.78	(0 .18)	(0 .18)	24 .63	3 .21
2012	23 .26	0 .16	0.74	0.90	(0 .13)	(0 .13)	24 .03	3 .93
2011	25.20	0.17	(2.11)	(1.94)	–	–	23.26	(7.70)
2010	20 .37	0 .03	4.86	4.89	(0 .06)	(0 .06)	25 .20	24.02
2009	13 .50	0 .12	6.78	6.90	(0 .03)	(0 .03)	20 .37	51.18
R-3 shares
2013	24 .15	0 .19	0.64	0.83	(0 .24)	(0 .24)	24 .74	3 .42
2012	23 .38	0 .22	0.72	0.94	(0 .17)	(0 .17)	24 .15	4 .08
2011	25 .31	0 .23	(2.13)	(1.90)	(0 .03)	(0 .03)	23 .38	(7 .52)
2010	20 .46	0 .08	4.87	4.95	(0 .10)	(0 .10)	25 .31	24.26
2009	13 .59	0 .15	6.80	6.95	(0 .08)	(0 .08)	20 .46	51.48
R-4 shares
2013	24 .35	0 .24	0.64	0.88	(0 .30)	(0 .30)	24 .93	3 .57
2012	23 .59	0 .25	0.74	0.99	(0 .23)	(0 .23)	24 .35	4 .28
2011	25 .52	0 .28	(2.14)	(1.86)	(0 .07)	(0 .07)	23 .59	(7 .33)
2010	20 .62	0 .12	4.91	5.03	(0 .13)	(0 .13)	25 .52	24.48
2009	13 .72	0 .18	6.86	7.04	(0 .14)	(0 .14)	20 .62	51.79
R-5 shares
2013	24 .43	0 .27	0.65	0.92	(0 .33)	(0 .33)	25 .02	3 .73
2012	23 .67	0 .29	0.72	1.01	(0 .25)	(0 .25)	24 .43	4 .41
2011	25 .60	0 .32	(2.15)	(1.83)	(0 .10)	(0 .10)	23 .67	(7 .21)
2010	20 .67	0 .15	4.93	5.08	(0 .15)	(0 .15)	25 .60	24.65
2009	13 .75	0 .21	6.85	7.06	(0 .14)	(0 .14)	20 .67	51.90

See accompanying notes

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Ratio of Expenses	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

$146,376	1.69%	1.89%	0 .85%	117.2%
164,299	1.72	1.91	0 .96	104.8
170,695	1.71	1.85	1 .03	88.4
205,507	1.83	1.90	0 .32	102.1
183,286	1.89	1.94	0 .85	133.4

1,537,280	1.24	1.24	1 .35	117.2
1,219,393	1.25	1.25	1 .45	104.8
1,042,690	1.27	1.27	1 .51	88.4
1,048,491	1.28	1.28	0 .91	102.1
830,134	1.27	1.27	1 .50	133.4

4,467	2.11	–	0 .43	117.2
5,362	2.11	–	0 .56	104.8
6,019	2.13	–	0 .56	88.4
10,335	2.14	–	0 .07	102.1
7,457	2.13	–	0 .62	133.4

6,610	1.98	–	0 .53	117.2
9,010	1.98	–	0 .69	104.8
10,638	2.00	–	0 .67	88.4
13,900	2.01	–	0 .15	102.1
11,600	2.00	–	0 .77	133.4

19,344	1.80	–	0 .77	117.2
37,931	1.80	–	0 .94	104.8
32,869	1.82	–	0 .89	88.4
42,741	1.83	–	0 .38	102.1
31,084	1.82	–	0 .91	133.4

20,951	1.61	–	0 .98	117.2
21,453	1.61	–	1 .05	104.8
24,222	1.63	–	1 .08	88.4
31,507	1.64	–	0 .54	102.1
25,197	1.63	–	1 .08	133.4

33,812	1.49	–	1 .08	117.2
37,421	1.49	–	1 .21	104.8
33,187	1.51	–	1 .25	88.4
37,391	1.52	–	0 .65	102.1
33,821	1.51	–	1 .26	133.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From			from Net	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment				Investment	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
INTERNATIONAL FUND I
Institutional shares
2013	$10 .79	$0 .15	$2.32	$2.47	($0 .21)	($0 .21)	$13.05	23.23%
2012	10 .31	0 .20	0 .45	0 .65	(0 .17)	(0 .17)	10.79	6.53
2011	11 .32	0 .15	(0 .99)	(0 .84)	(0 .17)	(0 .17)	10.31	(7.62)
2010	10 .31	0 .14	1 .03	1 .17	(0 .16)	(0 .16)	11.32	11.49
2009	8 .81	0 .14	1 .63	1 .77	(0 .27)	(0 .27)	10.31	20.69
R-1 shares
2013	10 .70	0 .06	2 .29	2 .35	(0 .11)	(0 .11)	12.94	22.17
2012	10 .20	0 .11	0 .46	0 .57	(0 .07)	(0 .07)	10.70	5.61
2011	11 .21	0 .05	(0 .99)	(0 .94)	(0 .07)	(0 .07)	10.20	(8.45)
2010	10 .23	0 .04	1 .03	1 .07	(0 .09)	(0 .09)	11.21	10.53
2009	8 .73	0 .06	1 .62	1 .68	(0 .18)	(0 .18)	10.23	19.63
R-2 shares
2013	10 .72	0 .07	2 .30	2 .37	(0 .13)	(0 .13)	12.96	22.25
2012	10 .21	0 .12	0 .46	0 .58	(0 .07)	(0 .07)	10.72	5.79
2011	11 .21	0 .06	(0 .99)	(0 .93)	(0 .07)	(0 .07)	10.21	(8.35)
2010	10 .22	0 .05	1 .04	1 .09	(0 .10)	(0 .10)	11.21	10.72
2009	8 .71	0 .07	1 .62	1 .69	(0 .18)	(0 .18)	10.22	19.73
R-3 shares
2013	10 .71	0 .10	2 .29	2 .39	(0 .13)	(0 .13)	12.97	22.51
2012	10 .22	0 .14	0 .46	0 .60	(0 .11)	(0 .11)	10.71	5.97
2011	11 .22	0 .08	(0 .98)	(0 .90)	(0 .10)	(0 .10)	10.22	(8.15)
2010	10 .23	0 .08	1 .03	1 .11	(0 .12)	(0 .12)	11.22	10.90
2009	8 .73	0 .09	1 .61	1 .70	(0 .20)	(0 .20)	10.23	19.95
R-4 shares
2013	10 .74	0 .12	2 .30	2 .42	(0 .16)	(0 .16)	13.00	22.82
2012	10 .26	0 .16	0 .45	0 .61	(0 .13)	(0 .13)	10.74	6.07
2011	11 .27	0 .10	(0 .98)	(0 .88)	(0 .13)	(0 .13)	10.26	(7.96)
2010	10 .26	0 .10	1 .03	1 .13	(0 .12)	(0 .12)	11.27	11.13
2009	8 .77	0 .11	1 .61	1 .72	(0 .23)	(0 .23)	10.26	20.10
R-5 shares
2013	10 .76	0 .14	2 .31	2 .45	(0 .19)	(0 .19)	13.02	23.02
2012	10 .28	0 .17	0 .45	0 .62	(0 .14)	(0 .14)	10.76	6.17
2011	11 .28	0 .11	(0 .97)	(0 .86)	(0 .14)	(0 .14)	10.28	(7.79)
2010	10 .28	0 .11	1 .03	1 .14	(0 .14)	(0 .14)	11.28	11.21
2009	8 .77	0 .12	1 .62	1 .74	(0 .23)	(0 .23)	10.28	20.39

See accompanying notes

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

					Ratio of Net
	Ratio of Expenses		Ratio of Expenses to Average Net	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net		Assets (Excluding Interest Expense	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets		Fees)	Net Assets(b)	Assets	Turnover Rate

$610,764	0.97%		N/A	1 .02%	1 .27%	50.6%
1,069,269	0 .98		N/A	1 .01	1 .95	57 .3
1,170,084	1 .10		N/A	1 .13	1 .34	90 .5
1,323,249	1 .10		N/A	1 .13	1 .31	103 .4
1,464,299	1.12		1.11%	1 .13	1 .62	102.4

4,758	1.83	(c)	N/A	–	0 .54	50.6
4,294	1.85	(c)	N/A	–	1 .04	57.3
4,972	1.97	(c)	N/A	–	0 .48	90.5
6,727	1.97	(c)	N/A	–	0 .43	103.4
6,204	2.00	(c)	1.99	–	0 .74	102.4

4,108	1.70	(c)	N/A	–	0 .63	50.6
4,182	1.72	(c)	N/A	–	1 .22	57.3
5,052	1.84	(c)	N/A	–	0 .55	90.5
10,031	1.84	(c)	N/A	–	0 .53	103.4
11,435	1 .87	(c)	1 .86	–	0 .86	102.4

6,505	1.52	(c)	N/A	–	0 .88	50.6
7,223	1.54	(c)	N/A	–	1 .42	57.3
10,939	1.66	(c)	N/A	–	0 .75	90.5
13,026	1.66	(c)	N/A	–	0 .74	103.4
12,634	1 .69	(c)	1 .68	–	1 .07	102.4

8,174	1.33	(c)	N/A	–	1 .04	50.6
6,264	1.35	(c)	N/A	–	1 .56	57.3
11,057	1.47	(c)	N/A	–	0 .90	90.5
14,358	1.47	(c)	N/A	–	0 .95	103.4
13,714	1 .50	(c)	1 .49	–	1 .27	102.4

8,295	1.21	(c)	N/A	–	1 .15	50.6
6,265	1.23	(c)	N/A	–	1 .69	57.3
8,738	1.35	(c)	N/A	–	0 .93	90.5
25,067	1.35	(c)	N/A	–	1 .07	103.4
22,619	1 .38	(c)	1 .37	–	1 .36	102.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
LARGECAP BLEND FUND II
Class J shares
2013	$10 .42	$0 .11	$2.45	$2.56	($0 .13)	($0 .13)	$12 .85	24.89	%(c)
2012	9 .21	0 .09	1 .20	1.29	(0 .08)	(0 .08)	10 .42	14.12	(c)
2011	8 .76	0 .07	0.41	0.48	(0.03)	(0 .03)	9 .21	5.50	(c)
2010	7 .73	0 .05	1 .05	1.10	(0 .07)	(0 .07)	8 .76	14.25	(c)
2009	7 .02	0 .07	0 .71	0.78	(0 .07)	(0 .07)	7 .73	11.37	(c)
Institutional shares
2013	10 .73	0 .16	2 .51	2.67	(0 .18)	(0 .18)	13 .22	25.27
2012	9 .48	0 .14	1 .23	1.37	(0 .12)	(0 .12)	10 .73	14.66
2011	9 .03	0 .11	0 .42	0.53	(0 .08)	(0 .08)	9 .48	5 .84
2010	7 .95	0 .10	1 .09	1.19	(0 .11)	(0 .11)	9 .03	15.02
2009	7 .23	0 .11	0 .73	0.84	(0 .12)	(0 .12)	7 .95	12.05
R-1 shares
2013	10 .65	0 .06	2 .50	2.56	(0 .08)	(0 .08)	13 .13	24.21
2012	9 .40	0 .05	1 .23	1.28	(0 .03)	(0 .03)	10 .65	13.71
2011	8.95	0.03	0 .42	0.45	–	–	9 .40	5.03
2010	7 .90	0 .03	1 .07	1.10	(0 .05)	(0 .05)	8 .95	13.97
2009	7 .17	0 .05	0 .73	0.78	(0 .05)	(0 .05)	7 .90	11.10
R-2 shares
2013	10 .61	0 .07	2 .50	2.57	(0 .08)	(0 .08)	13 .10	24.39
2012	9 .35	0 .06	1 .22	1.28	(0 .02)	(0 .02)	10 .61	13.76
2011	8 .90	0 .04	0 .42	0.46	(0 .01)	(0 .01)	9 .35	5 .12
2010	7 .85	0 .04	1 .07	1.11	(0 .06)	(0 .06)	8 .90	14.12
2009	7 .10	0 .06	0 .73	0.79	(0 .04)	(0 .04)	7 .85	11.27
R-3 shares
2013	10 .63	0 .09	2 .50	2.59	(0 .12)	(0 .12)	13 .10	24.59
2012	9 .38	0 .08	1 .23	1.31	(0 .06)	(0 .06)	10 .63	14.06
2011	8 .94	0 .06	0 .41	0.47	(0 .03)	(0 .03)	9 .38	5 .22
2010	7 .88	0 .05	1 .08	1.13	(0 .07)	(0 .07)	8 .94	14.41
2009	7 .15	0 .08	0 .72	0.80	(0 .07)	(0 .07)	7 .88	11.43
R-4 shares
2013	10 .70	0 .12	2 .50	2.62	(0 .13)	(0 .13)	13 .19	24.82
2012	9 .45	0 .10	1 .23	1.33	(0 .08)	(0 .08)	10 .70	14.26
2011	9 .00	0 .08	0 .42	0.50	(0 .05)	(0 .05)	9 .45	5 .52
2010	7 .93	0 .07	1 .08	1.15	(0 .08)	(0 .08)	9 .00	14.56
2009	7 .20	0 .09	0 .73	0.82	(0 .09)	(0 .09)	7 .93	11.63
R-5 shares
2013	10 .68	0 .13	2 .51	2.64	(0 .15)	(0 .15)	13 .17	25.06
2012	9 .44	0 .11	1 .23	1.34	(0 .10)	(0 .10)	10 .68	14.31
2011	8 .99	0 .09	0 .41	0.50	(0 .05)	(0 .05)	9 .44	5 .59
2010	7 .92	0 .08	1 .08	1.16	(0 .09)	(0 .09)	8 .99	14.75
2009	7 .19	0 .10	0 .72	0.82	(0 .09)	(0 .09)	7 .92	11.68

See accompanying notes

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
	Ratio of Expenses		Ratio of Gross	Investment Income
Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

$108,019	1.12%		1.34%	0 .96%	47.0%
94,923	1.18		1.39	0 .92	44.4
95,870	1.17		1.33	0 .73	43.7
99,281	1.28		1.36	0 .64	36.2
94,397	1.33		1.39	1 .10	79.8

520,980	0 .74	(d)	–	1 .39	47.0
897,545	0 .75	(d)	–	1 .34	44.4
817,773	0 .74	(d)	–	1 .14	43.7
538,314	0 .76	(d)	–	1 .15	36.2
479,632	0 .77	(d)	–	1 .64	79.8

3,323	1 .61	(d)	–	0 .49	47.0
3,093	1 .61	(d)	–	0 .48	44.4
2,976	1 .61	(d)	–	0 .29	43.7
3,297	1 .62	(d)	–	0 .30	36.2
3,337	1 .63	(d)	–	0 .75	79.8

5,134	1 .48	(d)	–	0 .64	47.0
6,383	1 .48	(d)	–	0 .63	44.4
8,374	1 .48	(d)	–	0 .43	43.7
14,969	1 .49	(d)	–	0 .43	36.2
15,413	1 .50	(d)	–	0 .91	79.8

21,726	1 .30	(d)	–	0 .79	47.0
19,168	1 .30	(d)	–	0 .80	44.4
21,931	1 .30	(d)	–	0 .60	43.7
25,154	1 .31	(d)	–	0 .60	36.2
21,135	1 .32	(d)	–	1 .12	79.8

10,944	1 .11	(d)	–	1 .01	47.0
12,353	1 .11	(d)	–	1 .00	44.4
14,417	1 .11	(d)	–	0 .79	43.7
13,836	1 .12	(d)	–	0 .80	36.2
13,463	1 .13	(d)	–	1 .27	79.8

26,085	0 .99	(d)	–	1 .08	47.0
20,971	0 .99	(d)	–	1 .11	44.4
21,778	0 .99	(d)	–	0 .90	43.7
21,473	1 .00	(d)	–	0 .92	36.2
25,707	1 .01	(d)	–	1 .40	79.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
	Beginning	Income Gain (Loss) on Investment Investment				and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
LARGECAP GROWTH FUND
Class J shares
2013	$8 .31	$0.02	$2.46	$2.48	($0 .02)	($0 .02)	$10.77	29.92	%(c)
2012	7.53	–	0.78	0.78	–	–	8.31	10.36	(c)
2011	7.21	(0.02)	0.34	0.32	–	–	7.53	4.44	(c)
2010	5.98	(0.04)	1.27	1.23	–	–	7.21	20.57	(c)
2009	5.81	(0.03)	0.20	0.17	–	–	5.98	2.93	(c)
Institutional shares
2013	8.93	0.07	2.64	2.71	(0 .07)	(0.07)	11.57	30.52
2012	8.07	0.04	0.85	0.89	(0 .03)	(0.03)	8.93	11.01
2011	7.69	0.02	0.36	0.38	–	–	8.07	4.94
2010	6.35	–	1.34	1.34	–	–	7.69	21.12
2009	6.13	0.01	0.22	0.23	(0 .01)	(0.01)	6.35	3.79
R-1 shares
2013	8.49	(0.01)	2.50	2.49	–	–	10.98	29.33
2012	7.72	(0.03)	0.80	0.77	–	–	8.49	9.97
2011	7.42	(0.05)	0.35	0.30	–	–	7.72	4.04
2010	6.17	(0.06)	1.31	1.25	–	–	7.42	20.26
2009	6.00	(0.04)	0.21	0.17	–	–	6.17	2.83
R-2 shares
2013	8.57	–	2.52	2.52	–	–	11.09	29.40
2012	7.77	(0.02)	0.82	0.80	–	–	8.57	10.30
2011	7.46	(0.04)	0.35	0.31	–	–	7.77	4.16
2010	6.20	(0.05)	1.31	1.26	–	–	7.46	20.32
2009	6.03	(0.03)	0.20	0.17	–	–	6.20	2.82
R-3 shares
2013	9.12	0.02	2.68	2.70	–	–	11.82	29.67
2012	8.26	–	0.86	0.86	–	–	9.12	10.41
2011	7.92	(0.03)	0.37	0.34	–	–	8.26	4.29
2010	6.52	(0.04)	1.44	1.40	–	–	7.92	21.47	(d)
2009	6.32	(0.02)	0.22	0.20	–	–	6.52	3.16
R-4 shares
2013	9.06	0.03	2.68	2.71	(0 .03)	(0.03)	11.74	29.94
2012	8.19	0.01	0.86	0.87	–	–	9.06	10.62
2011	7.83	(0.01)	0.37	0.36	–	–	8.19	4.60
2010	6.48	(0.02)	1.37	1.35	–	–	7.83	20.83
2009	6.28	(0.01)	0.21	0.20	–	–	6.48	3.18
R-5 shares
2013	8.98	0.06	2.62	2.68	(0 .04)	(0.04)	11.62	30.01
2012	8.11	0.02	0.85	0.87	–	–	8.98	10.77
2011	7.75	–	0.36	0.36	–	–	8.11	4.65
2010	6.41	(0.01)	1.35	1.34	–	–	7.75	20.90
2009	6.20	–	0.21	0.21	–	–	6.41	3.39

See accompanying notes

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Ratio of Expenses	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

$56,800	1.09%	1.29%	0.25%	79.3%
45,831	1.20	1.39	(0.04)	64.3
42,949	1.14	1.28	(0.26)	64.8
45,092	1.26	1.33	(0.56)	65.5
39,852	1.41	1.46	(0.51)	86.5

2,513,518	0.64	–	0.69	79.3
1,852,751	0.64	–	0.51	64.3
1,699,349	0.65	–	0.23	64.8
1,680,577	0.65	–	0.04	65.5
1,673,544	0.65	–	0.24	86.5

6,534	1.51	–	(0.10)	79.3
8,500	1.52	–	(0.37)	64.3
15,012	1.52	–	(0.64)	64.8
17,427	1.52	–	(0.82)	65.5
10,130	1.53	–	(0.65)	86.5

7,383	1.38	–	0.01	79.3
8,616	1.39	–	(0.23)	64.3
9,353	1.39	–	(0.51)	64.8
17,137	1.39	–	(0.69)	65.5
16,407	1.40	–	(0.50)	86.5

22,527	1.20	–	0.19	79.3
25,611	1.21	–	(0.05)	64.3
38,490	1.21	–	(0.33)	64.8
52,360	1.21	–	(0.52)	65.5
56,773	1.22	–	(0.34)	86.5

18,484	1.01	–	0.32	79.3
13,612	1.02	–	0.14	64.3
22,675	1.02	–	(0.13)	64.8
30,517	1.02	–	(0.33)	65.5
35,761	1.03	–	(0.13)	86.5

67,568	0.89	–	0.56	79.3
129,852	0.90	–	0.26	64.3
124,763	0.90	–	(0.02)	64.8
130,991	0.90	–	(0.20)	65.5
74,628	0.91	–	(0.02)	86.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	In March, 2010, the Class experienced a significant one time gain of approximately $0.06/share as the result of a settlement in an SEC administrative proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
LARGECAP GROWTH FUND I
Class J shares
2013	$8 .98	$–	$2.81	$2.81	($0 .01)	($0 .43)	($0 .44)	$11.35
2012	8.55	(0.02)	0 .79	0 .77	–	(0.34)	(0 .34)	8 .98
2011	7.84	(0.03)	0 .74	0 .71	–	–	–	8.55
2010	6.40	(0.04)	1 .48	1 .44	–	–	–	7.84
2009	5.00	(0.03)	1 .43	1 .40	–	–	–	6.40
Institutional shares
2013	10 .04	0.05	3 .15	3 .20	(0 .05)	(0 .43)	(0 .48)	12.76
2012	9.48	0.03	0 .88	0 .91	(0 .01)	(0.34)	(0 .35)	10.04
2011	8.66	0.02	0 .81	0 .83	(0 .01)	–	(0 .01)	9 .48
2010	7.02	0.01	1 .64	1 .65	(0 .01)	–	(0 .01)	8 .66
2009	5.45	0.01	1 .56	1 .57	–	–	–	7.02
R-1 shares
2013	9.40	(0.05)	2 .95	2 .90	–	(0.43)	(0 .43)	11.87
2012	8.97	(0.06)	0 .83	0 .77	–	(0.34)	(0 .34)	9 .40
2011	8.25	(0.06)	0 .78	0 .72	–	–	–	8.97
2010	6.75	(0.05)	1 .55	1 .50	–	–	–	8.25
2009	5.28	(0.04)	1 .51	1 .47	–	–	–	6.75
R-2 shares
2013	9.21	(0.03)	2 .89	2 .86	–	(0.43)	(0 .43)	11.64
2012	8.78	(0.04)	0 .81	0 .77	–	(0.34)	(0 .34)	9 .21
2011	8.07	(0.05)	0 .76	0 .71	–	–	–	8.78
2010	6.59	(0.04)	1 .52	1 .48	–	–	–	8.07
2009	5.15	(0.03)	1 .47	1 .44	–	–	–	6.59
R-3 shares
2013	9.61	(0.02)	3 .03	3 .01	(0 .01)	(0.43)	(0 .44)	12.18
2012	9.13	(0.03)	0 .85	0 .82	–	(0.34)	(0 .34)	9 .61
2011	8.38	(0.04)	0 .79	0 .75	–	–	–	9.13
2010	6.82	(0.03)	1 .59	1 .56	–	–	–	8.38
2009	5.33	(0.02)	1 .51	1 .49	–	–	–	6.82
R-4 shares
2013	9.65	–	3 .03	3 .03	(0 .02)	(0.43)	(0 .45)	12.23
2012	9.15	(0.01)	0 .85	0 .84	–	(0.34)	(0 .34)	9 .65
2011	8.38	(0.02)	0 .79	0 .77	–	–	–	9.15
2010	6.82	(0.02)	1 .58	1 .56	–	–	–	8.38
2009	5.31	(0.01)	1 .52	1 .51	–	–	–	6.82
R-5 shares
2013	9.84	0.02	3 .09	3 .11	(0 .03)	(0.43)	(0 .46)	12.49
2012	9.31	–	0.87	0.87	–	(0.34)	(0 .34)	9 .84
2011	8.51	(0.01)	0 .81	0 .80	–	–	–	9.31
2010	6.91	(0.01)	1 .61	1 .60	–	–	–	8.51
2009	5.38	(0.01)	1 .54	1 .53	–	–	–	6.91

See accompanying notes

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

32.60	%(c)	$95,021	1.06%		1 .28%	(0.03)%	37.0%
9.61	(c)	69,178	1.13		1 .34	(0.25)	33.7
9.06	(c)	62,281	1.14		1 .30	(0.36)	52.0
22.50	(c)	53,357	1.36		1 .47	(0.56)	49.8
28.00	(c)	42,118	1.52		1 .58	(0.62)	98.9

33.23		6,240,772	0.61	(d)	–	0.41	37.0
10.22		4,523,083	0.61	(d)	–	0.29	33.7
9.60		3,025,782	0.61	(d)	–	0.18	52.0
23.44		2,685,536	0.64		0 .69	0.15	49.8
28.83		1,514,796	0.73	(d)	–	0.17	98.9

32.09		8,519	1.47	(d)	–	(0.44)	37.0
9.14		5,708	1.48	(d)	–	(0.60)	33.7
8.73		3,664	1.49	(d)	–	(0.71)	52.0
22.22		2,882	1.52		1 .57	(0.73)	49.8
27.84		1,717	1.61	(d)	–	(0.71)	98.9

32.32		16,060	1.34	(d)	–	(0.30)	37.0
9.34		13,403	1.35	(d)	–	(0.46)	33.7
8.80		9,498	1.36	(d)	–	(0.58)	52.0
22.46		7,759	1.39		1 .44	(0.60)	49.8
27.96		9,273	1.48	(d)	–	(0.58)	98.9

32.55		152,377	1.16	(d)	–	(0.16)	37.0
9.54		91,042	1.17	(d)	–	(0.28)	33.7
8.95		59,494	1.18	(d)	–	(0.40)	52.0
22.87		31,002	1.21		1 .26	(0.42)	49.8
27.95		13,590	1.30	(d)	–	(0.40)	98.9

32.75		95,501	0.97	(d)	–	0.04	37.0
9.74		58,532	0.98	(d)	–	(0.09)	33.7
9.19		29,668	0.99	(d)	–	(0.23)	52.0
22.87		12,655	1.02		1 .07	(0.22)	49.8
28.44		4,213	1.11	(d)	–	(0.20)	98.9

32.90		250,770	0.85	(d)	–	0.18	37.0
9.91		182,770	0.86	(d)	–	0.02	33.7
9.40		117,302	0.87	(d)	–	(0.09)	52.0
23.15		65,597	0.90		0 .95	(0.12)	49.8
28.44		16,770	0.99	(d)	–	(0.09)	98.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
LARGECAP GROWTH FUND II
Class J shares
2013	$7 .66	$0.04	$1.83	$1.87	($0 .04)	($0 .12)	($0.16)	$9.37
2012	7.62	0.01	0 .73	0.74	(0 .01)	(0.69)	(0.70)	7 .66
2011	7.13	0.01	0 .55	0.56	(0 .03)	(0.04)	(0.07)	7 .62
2010	6.22	–	0 .91	0.91	–	–	–	7.13
2009	5.48	(0.01)	0 .75	0.74	–	–	–	6.22
Institutional shares
2013	8.53	0.08	2 .04	2.12	(0 .08)	(0.12)	(0.20)	10.45
2012	8.39	0.06	0 .81	0.87	(0 .04)	(0.69)	(0.73)	8 .53
2011	7.85	0.05	0 .60	0.65	(0 .07)	(0.04)	(0.11)	8 .39
2010	6.83	0.05	1 .00	1.05	(0 .03)	–	(0.03)	7 .85
2009	6.01	0.03	0 .83	0.86	(0 .04)	–	(0.04)	6 .83
R-1 shares
2013	8.11	–	1 .96	1.96	–	(0.12)	(0.12)	9 .95
2012	8.04	(0.02)	0 .78	0.76	–	(0.69)	(0.69)	8 .11
2011	7.52	(0.02)	0 .58	0.56	–	(0.04)	(0.04)	8 .04
2010	6.58	(0.02)	0 .96	0.94	–	–	–	7.52
2009	5.80	(0.02)	0 .80	0.78	–	–	–	6.58
R-2 shares
2013	7.86	0.01	1 .89	1.90	(0 .01)	(0.12)	(0.13)	9 .63
2012	7.81	–	0 .74	0.74	–	(0.69)	(0.69)	7 .86
2011	7.31	(0.01)	0 .56	0.55	(0 .01)	(0.04)	(0.05)	7 .81
2010	6.38	(0.01)	0 .94	0.93	–	–	–	7.31
2009	5.62	(0.01)	0 .77	0.76	–	–	–	6.38
R-3 shares
2013	8.03	0.03	1 .93	1.96	(0 .03)	(0.12)	(0.15)	9 .84
2012	7.95	0.01	0 .77	0.78	(0 .01)	(0.69)	(0.70)	8 .03
2011	7.45	–	0 .57	0.57	(0 .03)	(0.04)	(0.07)	7 .95
2010	6.49	–	0 .96	0.96	–	–	–	7.45
2009	5.71	–	0 .78	0.78	–	–	–	6.49
R-4 shares
2013	8.23	0.05	1 .98	2.03	(0 .04)	(0.12)	(0.16)	10.10
2012	8.13	0.02	0 .78	0.80	(0 .01)	(0.69)	(0.70)	8 .23
2011	7.61	0.02	0 .58	0.60	(0 .04)	(0.04)	(0.08)	8 .13
2010	6.63	0.02	0 .97	0.99	(0 .01)	–	(0.01)	7 .61
2009	5.81	0.01	0 .81	0.82	–	–	–	6.63
R-5 shares
2013	8.31	0.06	2 .00	2.06	(0 .06)	(0.12)	(0.18)	10.19
2012	8.20	0.04	0 .78	0.82	(0 .02)	(0.69)	(0.71)	8 .31
2011	7.67	0.03	0 .59	0.62	(0 .05)	(0.04)	(0.09)	8 .20
2010	6.68	0.03	0 .98	1.01	(0 .02)	–	(0.02)	7 .67
2009	5.87	0.02	0 .81	0.83	(0 .02)	–	(0.02)	6 .68

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

24.95	%(c)	$32,564	1.32%		1 .53%	0 .45%	63.6%
11.16	(c)	28,779	1.40		1 .61	0 .17	64.8
7.84	(c)	27,044	1.44		1 .60	0 .10	73.7
14.63	(c)	26,662	1.57		1 .65	(0 .03)	70.8
13.50	(c)	23,413	1.73		1 .78	(0 .24)	140.0

25.46		1,191,048	0.87	(d)	–	0 .91	63.6
11.87		1,107,456	0.87	(d)	–	0 .71	64.8
8.32		1,019,620	0.93	(d)	–	0 .62	73.7
15.38		1,291,759	0.92	(d)	–	0 .62	70.8
14.40		1,499,432	0.93	(d)	–	0 .56	140.0

24.54		1,293	1.74	(d)	–	0 .06	63.6
10.82		1,806	1.75	(d)	–	(0 .19)	64.8
7.46		1,316	1.81	(d)	–	(0 .25)	73.7
14.29		1,473	1.80	(d)	–	(0 .26)	70.8
13.45		1,472	1.81	(d)	–	(0 .34)	140.0

24.65		3,250	1.61	(d)	–	0 .16	63.6
10.90		3,038	1.62	(d)	–	0 .00	64.8
7.54		5,215	1.68	(d)	–	(0 .11)	73.7
14.58		7,359	1.67	(d)	–	(0 .13)	70.8
13.52		7,619	1.68	(d)	–	(0 .18)	140.0

24.87		11,438	1.43	(d)	–	0 .34	63.6
11.21		11,537	1.44	(d)	–	0 .13	64.8
7.65		9,751	1.50	(d)	–	0 .03	73.7
14.79		8,490	1.49	(d)	–	0 .05	70.8
13.66		9,327	1.50	(d)	–	(0 .02)	140.0

25.12		5,436	1.24	(d)	–	0 .54	63.6
11.29		5,291	1.25	(d)	–	0 .31	64.8
7.95		7,458	1.31	(d)	–	0 .25	73.7
14.95		9,396	1.30	(d)	–	0 .24	70.8
14.11		6,499	1.31	(d)	–	0 .19	140.0

25.28		17,351	1.12	(d)	–	0 .64	63.6
11.41		22,643	1.13	(d)	–	0 .45	64.8
8.13		15,637	1.19	(d)	–	0 .38	73.7
15.07		24,655	1.18	(d)	–	0 .36	70.8
14.13		17,233	1.19	(d)	–	0 .30	140.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
	Beginning	Income Gain (Loss) on Investment Investment				and	Value, End
	of Period (Loss)(a)		Investments Operations		Income	Distributions of Period		Total Return
LARGECAP S&P 500 INDEX FUND
Class J shares
2013	$9 .93	$0 .18	$2.40	$2.58	($0 .16)	($0 .16)	$12 .35	26.39	%(c)
2012	8 .81	0 .15	1.11	1.26	(0 .14)	(0 .14)	9 .93	14.49	(c)
2011	8 .27	0 .12	0.50	0.62	(0.08)	(0 .08)	8 .81	7.49	(c)
2010	7 .24	0 .11	1.02	1.13	(0 .10)	(0 .10)	8 .27	15.74	(c)
2009	6 .79	0 .11	0.47	0.58	(0.13)	(0 .13)	7 .24	8.95	(c)
Institutional shares
2013	10 .02	0 .23	2.42	2.65	(0 .20)	(0 .20)	12 .47	26.98
2012	8 .89	0 .19	1.11	1.30	(0 .17)	(0 .17)	10 .02	14.97
2011	8 .35	0 .16	0.50	0.66	(0 .12)	(0 .12)	8 .89	7 .89
2010	7 .31	0 .15	1.03	1.18	(0 .14)	(0 .14)	8 .35	16.27
2009	6 .87	0 .14	0.48	0.62	(0 .18)	(0 .18)	7 .31	9 .53
R-1 shares
2013	9 .96	0 .13	2.41	2.54	(0 .11)	(0 .11)	12 .39	25.81
2012	8 .83	0 .11	1.11	1.22	(0 .09)	(0 .09)	9 .96	13.98
2011	8 .31	0 .08	0.50	0.58	(0 .06)	(0 .06)	8 .83	6 .94
2010	7 .29	0 .08	1.03	1.11	(0 .09)	(0 .09)	8 .31	15.32
2009	6 .81	0 .09	0.49	0.58	(0 .10)	(0 .10)	7 .29	8 .71
R-2 shares
2013	10 .02	0 .14	2.44	2.58	(0 .13)	(0 .13)	12 .47	26.00
2012	8 .88	0 .12	1.12	1.24	(0 .10)	(0 .10)	10 .02	14.12
2011	8 .34	0 .10	0.49	0.59	(0 .05)	(0 .05)	8 .88	7 .05
2010	7 .31	0 .09	1.03	1.12	(0 .09)	(0 .09)	8 .34	15.47
2009	6 .84	0 .10	0.48	0.58	(0 .11)	(0 .11)	7 .31	8 .82
R-3 shares
2013	10 .02	0 .16	2.42	2.58	(0 .15)	(0 .15)	12 .45	26.14
2012	8 .89	0 .13	1.13	1.26	(0 .13)	(0 .13)	10 .02	14.35
2011	8 .35	0 .11	0.50	0.61	(0 .07)	(0 .07)	8 .89	7 .31
2010	7 .32	0 .11	1.03	1.14	(0 .11)	(0 .11)	8 .35	15.61
2009	6 .85	0 .11	0.49	0.60	(0 .13)	(0 .13)	7 .32	9 .13
R-4 shares
2013	10 .05	0 .18	2.44	2.62	(0 .17)	(0 .17)	12 .50	26.43
2012	8 .92	0 .15	1.12	1.27	(0 .14)	(0 .14)	10 .05	14.50
2011	8 .38	0 .13	0.50	0.63	(0 .09)	(0 .09)	8 .92	7 .51
2010	7 .34	0 .12	1.04	1.16	(0 .12)	(0 .12)	8 .38	15.88
2009	6 .89	0 .12	0.48	0.60	(0 .15)	(0 .15)	7 .34	9 .18
R-5 shares
2013	10 .13	0 .20	2.45	2.65	(0 .18)	(0 .18)	12 .60	26.58
2012	8 .98	0 .17	1.13	1.30	(0 .15)	(0 .15)	10 .13	14.74
2011	8 .44	0 .14	0.50	0.64	(0 .10)	(0 .10)	8 .98	7 .58
2010	7 .39	0 .13	1.05	1.18	(0 .13)	(0 .13)	8 .44	16.03
2009	6 .93	0 .13	0.49	0.62	(0 .16)	(0 .16)	7 .39	9 .31

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Ratio of Expenses	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

$435,774	0.54%	0.74%	1 .66%	3 .0%
349,801	0.59	0.78	1 .55	3 .5
323,928	0.58	0.72	1 .41	4 .3
317,882	0.69	0.76	1 .36	8 .0
260,397	0.76	0.81	1 .72	7 .6

2,231,434	0.16	0.16	2 .02	3 .0
1,687,068	0.16	0.16	1 .97	3 .5
1,292,005	0.17	0.17	1 .82	4 .3
1,343,467	0.18	0.18	1 .87	8 .0
136,579	0.19	0.25	2 .26	7 .6

18,762	1.03	–	1.17	3.0
16,940	1.04	–	1.11	3.5
16,169	1.04	–	0.95	4.3
16,843	1.04	–	1.02	8.0
12,677	1.04	–	1.35	7.6

43,560	0.90	–	1.29	3.0
37,824	0.91	–	1.24	3.5
36,188	0.91	–	1.09	4.3
47,540	0.91	–	1.15	8.0
47,447	0.91	–	1.55	7.6

219,693	0.72	–	1.47	3.0
170,210	0.73	–	1.41	3.5
127,726	0.73	–	1.26	4.3
115,162	0.73	–	1.34	8.0
136,863	0.73	–	1.72	7.6

179,047	0.53	–	1.64	3.0
120,923	0.54	–	1.61	3.5
120,723	0.54	–	1.45	4.3
106,514	0.54	–	1.51	8.0
83,855	0.54	–	1.90	7.6

354,869	0.41	–	1.77	3.0
260,492	0.42	–	1.73	3.5
224,128	0.42	–	1.57	4.3
190,814	0.42	–	1.63	8.0
173,787	0.42	–	2.02	7.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
LARGECAP VALUE FUND
Class J shares
2013	$10 .74	$0 .19	$2.64	$2.83	($0 .18)	($0 .18)	$13 .39	26.74	%(c)
2012	9 .19	0 .14	1.50	1.64	(0 .09)	(0 .09)	10 .74	17.97	(c)
2011	8 .68	0 .09	0.49	0.58	(0.07)	(0 .07)	9 .19	6.72	(c)
2010	7 .74	0 .08	0.97	1.05	(0 .11)	(0 .11)	8 .68	13.67	(c)
2009	7 .83	0 .13	(0.07)	0.06	(0 .15)	(0 .15)	7 .74	0 .93	(c)
Institutional shares
2013	10 .90	0 .25	2.66	2.91	(0 .23)	(0 .23)	13 .58	27.26
2012	9 .32	0 .20	1.52	1.72	(0 .14)	(0 .14)	10 .90	18.71
2011	8 .81	0 .14	0.49	0.63	(0 .12)	(0 .12)	9 .32	7 .21
2010	7 .85	0 .13	0.99	1.12	(0 .16)	(0 .16)	8 .81	14.45
2009	7 .95	0 .17	(0.06)	0.11	(0 .21)	(0 .21)	7 .85	1 .69
R-1 shares
2013	10 .80	0 .15	2.65	2.80	(0 .13)	(0 .13)	13 .47	26.24
2012	9 .23	0 .10	1.52	1.62	(0 .05)	(0 .05)	10 .80	17.65
2011	8 .72	0 .05	0.50	0.55	(0 .04)	(0 .04)	9 .23	6 .32
2010	7 .79	0 .06	0.99	1.05	(0 .12)	(0 .12)	8 .72	13.51
2009	7 .88	0 .11	(0.07)	0.04	(0 .13)	(0 .13)	7 .79	0 .70
R-2 shares
2013	10 .84	0 .16	2.67	2.83	(0 .15)	(0 .15)	13 .52	26.40
2012	9 .25	0 .12	1.52	1.64	(0 .05)	(0 .05)	10 .84	17.83
2011	8 .74	0 .07	0.49	0.56	(0 .05)	(0 .05)	9 .25	6 .45
2010	7 .80	0 .07	0.98	1.05	(0 .11)	(0 .11)	8 .74	13.56
2009	7 .88	0 .12	(0.06)	0.06	(0 .14)	(0 .14)	7 .80	0 .94
R-3 shares
2013	10 .83	0 .18	2.67	2.85	(0 .18)	(0 .18)	13 .50	26.67
2012	9 .26	0 .14	1.51	1.65	(0 .08)	(0 .08)	10 .83	18.03
2011	8 .72	0 .08	0.49	0.57	(0 .03)	(0 .03)	9 .26	6 .59
2010	7 .78	0 .09	0.98	1.07	(0 .13)	(0 .13)	8 .72	13.86
2009	7 .87	0 .12	(0.05)	0.07	(0 .16)	(0 .16)	7 .78	1 .10
R-4 shares
2013	10 .81	0 .20	2.65	2.85	(0 .19)	(0 .19)	13 .47	26.81
2012	9 .24	0 .16	1.51	1.67	(0 .10)	(0 .10)	10 .81	18.26
2011	8 .74	0 .10	0.49	0.59	(0 .09)	(0 .09)	9 .24	6 .80
2010	7 .79	0 .10	0.99	1.09	(0 .14)	(0 .14)	8 .74	14.09
2009	7 .89	0 .15	(0.07)	0.08	(0 .18)	(0 .18)	7 .79	1 .23
R-5 shares
2013	10 .91	0 .22	2.66	2.88	(0 .22)	(0 .22)	13 .57	26.89
2012	9 .32	0 .17	1.53	1.70	(0 .11)	(0 .11)	10 .91	18.44
2011	8 .81	0 .11	0.51	0.62	(0 .11)	(0 .11)	9 .32	6 .99
2010	7 .85	0 .12	0.98	1.10	(0 .14)	(0 .14)	8 .81	14.16
2009	7 .95	0 .15	(0.06)	0.09	(0 .19)	(0 .19)	7 .85	1 .31

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Ratio of Expenses	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

$68,659	0.91%	1.11%	1 .59%	121.4%
51,317	0.99	1.18	1 .39	117.4
45,068	0.98	1.12	0 .91	130.9
41,563	1.08	1.15	0 .98	192.9
37,302	1.19	1.24	1 .80	170.2

2,998,720	0.43	–	2 .04	121.4
1,612,943	0.44	–	1 .94	117.4
1,274,154	0.45	–	1 .45	130.9
950,085	0.46	–	1 .54	192.9
571,990	0.47	–	2 .45	170.2

1,517	1.30	–	1 .21	121.4
1,115	1.31	–	1 .05	117.4
1,191	1.31	–	0 .57	130.9
1,300	1.32	–	0 .75	192.9
1,420	1.33	–	1 .49	170.2

3,487	1.17	–	1 .29	121.4
2,032	1.18	–	1 .19	117.4
2,131	1.18	–	0 .70	130.9
3,191	1.19	–	0 .87	192.9
3,025	1.20	–	1 .62	170.2

3,725	0.99	–	1 .52	121.4
2,753	1.00	–	1 .37	117.4
2,700	1.00	–	0 .89	130.9
3,466	1.01	–	1 .13	192.9
5,783	1.02	–	1 .74	170.2

2,721	0.80	–	1 .65	121.4
2,117	0.81	–	1 .58	117.4
2,275	0.81	–	1 .06	130.9
2,289	0.82	–	1 .24	192.9
2,009	0.83	–	2 .04	170.2

9,285	0.68	–	1 .85	121.4
5,500	0.69	–	1 .69	117.4
4,363	0.69	–	1 .19	130.9
5,627	0.70	–	1 .38	192.9
7,054	0.71	–	2 .09	170.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
LARGECAP VALUE FUND I
Institutional shares
2013	$11 .73	$0 .24	$2.69	$2.93	($0 .24)	($0 .24)	$14 .42	25.39%(c)
2012	10 .45	0 .21	1 .24	1.45	(0 .17)	(0 .17)	11 .73	14.18
2011	10 .07	0 .16	0 .37	0.53	(0 .15)	(0 .15)	10 .45	5 .21
2010	9 .12	0 .12	0 .96	1.08	(0 .13)	(0 .13)	10 .07	11.89
2009	8 .77	0 .15	0 .39	0.54	(0 .19)	(0 .19)	9 .12	6 .56
R-1 shares
2013	11 .67	0 .12	2 .68	2.80	(0 .13)	(0 .13)	14 .34	24.19	(c)
2012	10 .37	0 .11	1 .25	1.36	(0 .06)	(0 .06)	11 .67	13.25
2011	10 .00	0 .06	0 .37	0.43	(0 .06)	(0 .06)	10 .37	4 .24
2010	9 .08	0 .04	0 .95	0.99	(0 .07)	(0 .07)	10 .00	10.89
2009	8 .70	0 .08	0 .39	0.47	(0 .09)	(0 .09)	9 .08	5 .59
R-2 shares
2013	11 .67	0 .13	2 .69	2.82	(0 .15)	(0 .15)	14 .34	24.43
2012	10 .39	0 .13	1 .24	1.37	(0 .09)	(0 .09)	11 .67	13.28
2011	9 .98	0 .08	0 .37	0.45	(0 .04)	(0 .04)	10 .39	4 .53
2010	9 .04	0 .06	0 .94	1.00	(0 .06)	(0 .06)	9 .98	11.04
2009	8 .68	0 .09	0 .38	0.47	(0 .11)	(0 .11)	9 .04	5 .64
R-3 shares
2013	11 .68	0 .16	2 .68	2.84	(0 .17)	(0 .17)	14 .35	24.56	(c)
2012	10 .39	0 .15	1 .24	1.39	(0 .10)	(0 .10)	11 .68	13.51
2011	10 .00	0 .09	0 .38	0.47	(0 .08)	(0 .08)	10 .39	4 .65
2010	9 .07	0 .07	0 .95	1.02	(0 .09)	(0 .09)	10 .00	11.27
2009	8 .71	0 .10	0 .39	0.49	(0 .13)	(0 .13)	9 .07	5 .85
R-4 shares
2013	11 .67	0 .19	2 .68	2.87	(0 .20)	(0 .20)	14 .34	24.87	(c)
2012	10 .39	0 .17	1 .24	1.41	(0 .13)	(0 .13)	11 .67	13.76
2011	10 .01	0 .12	0 .37	0.49	(0 .11)	(0 .11)	10 .39	4 .86
2010	9 .08	0 .09	0 .94	1.03	(0 .10)	(0 .10)	10 .01	11.38
2009	8 .73	0 .11	0 .40	0.51	(0 .16)	(0 .16)	9 .08	6 .11
R-5 shares
2013	11 .77	0 .20	2 .69	2.89	(0 .23)	(0 .23)	14 .43	25.03
2012	10 .44	0 .18	1 .25	1.43	(0 .10)	(0 .10)	11 .77	13.86
2011	10 .05	0 .13	0 .38	0.51	(0 .12)	(0 .12)	10 .44	5 .06
2010	9 .10	0 .10	0 .95	1.05	(0 .10)	(0 .10)	10 .05	11.60
2009	8 .74	0 .12	0 .40	0.52	(0 .16)	(0 .16)	9 .10	6 .29

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

			Ratio of Net
	Ratio of Expenses		Investment Income
Net Assets, End of	to Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$898,307	0.76	%(b)	1.89%	68.2%
2,180,941	0.76	(b)	1.89	68.2
1,975,267	0.76	(b)	1.47	95.4
2,235,141	0.77	(b)	1.28	73.6
1,245,238	0.79	(b)	1.82	114.5

2,966	1.64	(b)	0.96	68.2
4,014	1.64	(b)	1.02	68.2
4,025	1.64	(b)	0.58	95.4
5,335	1.64	(b)	0.41	73.6
4,784	1.66	(b)	0.93	114.5

2,696	1.51	(b)	1.03	68.2
2,332	1.51	(b)	1.14	68.2
2,158	1.51	(b)	0.72	95.4
4,021	1.51	(b)	0.58	73.6
5,336	1.53	(b)	1.12	114.5

3,034	1.33	(b)	1.26	68.2
2,854	1.33	(b)	1.33	68.2
3,168	1.33	(b)	0.89	95.4
5,526	1.33	(b)	0.73	73.6
5,509	1.35	(b)	1.27	114.5

3,156	1.14	(b)	1.49	68.2
3,250	1.14	(b)	1.53	68.2
3,400	1.14	(b)	1.09	95.4
4,096	1.14	(b)	0.91	73.6
3,486	1.16	(b)	1.41	114.5

1,911	1.02	(b)	1.54	68.2
1,800	1.02	(b)	1.63	68.2
2,399	1.02	(b)	1.20	95.4
6,332	1.02	(b)	1.08	73.6
9,613	1.04	(b)	1.51	114.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.

See accompanying footnotes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
LARGECAP VALUE FUND III
Class J shares
2013	$10 .91	$0 .15	$2.71	$2.86	($0 .21)	($0 .21)	$13 .56	26.65	%(c)
2012	9 .73	0 .14	1 .17	1.31	(0 .13)	(0 .13)	10 .91	13.63	(c)
2011	9 .56	0 .09	0.17	0.26	(0.09)	(0 .09)	9 .73	2.71	(c)
2010	8 .55	0 .07	1 .04	1.11	(0 .10)	(0 .10)	9 .56	13.04	(c)
2009	8 .36	0 .11	0.24	0.35	(0.16)	(0 .16)	8 .55	4.39	(c)
Institutional shares
2013	11 .07	0 .19	2 .75	2.94	(0 .27)	(0 .27)	13 .74	27.13
2012	9 .86	0 .20	1 .19	1.39	(0 .18)	(0 .18)	11 .07	14.38
2011	9 .70	0 .15	0 .16	0.31	(0 .15)	(0 .15)	9 .86	3 .16
2010	8 .67	0 .13	1 .05	1.18	(0 .15)	(0 .15)	9 .70	13.73
2009	8 .49	0 .16	0 .24	0.40	(0 .22)	(0 .22)	8 .67	5 .12
R-1 shares
2013	11 .02	0 .10	2 .74	2.84	(0 .15)	(0 .15)	13 .71	26.10
2012	9 .79	0 .10	1 .19	1.29	(0 .06)	(0 .06)	11 .02	13.31
2011	9 .63	0 .05	0 .17	0.22	(0 .06)	(0 .06)	9 .79	2 .22
2010	8 .61	0 .05	1 .05	1.10	(0 .08)	(0 .08)	9 .63	12.79
2009	8 .40	0 .09	0 .24	0.33	(0 .12)	(0 .12)	8 .61	4 .17
R-2 shares
2013	10 .98	0 .11	2 .74	2.85	(0 .17)	(0 .17)	13 .66	26.27
2012	9 .76	0 .12	1 .18	1.30	(0 .08)	(0 .08)	10 .98	13.42
2011	9 .59	0 .07	0 .17	0.24	(0 .07)	(0 .07)	9 .76	2 .43
2010	8 .58	0 .06	1 .04	1.10	(0 .09)	(0 .09)	9 .59	12.83
2009	8 .35	0 .10	0 .25	0.35	(0 .12)	(0 .12)	8 .58	4 .36
R-3 shares
2013	11 .39	0 .14	2 .83	2.97	(0 .18)	(0 .18)	14 .18	26.47
2012	10 .13	0 .14	1 .23	1.37	(0 .11)	(0 .11)	11 .39	13.64
2011	9 .93	0 .09	0 .18	0.27	(0 .07)	(0 .07)	10 .13	2 .67
2010	8 .86	0 .08	1 .07	1.15	(0 .08)	(0 .08)	9 .93	13.05
2009	8 .64	0 .12	0 .25	0.37	(0 .15)	(0 .15)	8 .86	4 .48
R-4 shares
2013	11 .03	0 .16	2 .73	2.89	(0 .21)	(0 .21)	13 .71	26.67
2012	9 .82	0 .16	1 .19	1.35	(0 .14)	(0 .14)	11 .03	13.93
2011	9 .66	0 .11	0 .16	0.27	(0 .11)	(0 .11)	9 .82	2 .74
2010	8 .63	0 .09	1 .05	1.14	(0 .11)	(0 .11)	9 .66	13.32
2009	8 .43	0 .13	0 .24	0.37	(0 .17)	(0 .17)	8 .63	4 .71
R-5 shares
2013	11 .11	0 .17	2 .74	2.91	(0 .25)	(0 .25)	13 .77	26.72
2012	9 .87	0 .17	1 .20	1.37	(0 .13)	(0 .13)	11 .11	14.10
2011	9 .71	0 .12	0 .16	0.28	(0 .12)	(0 .12)	9 .87	2 .86
2010	8 .68	0 .10	1 .05	1.15	(0 .12)	(0 .12)	9 .71	13.38
2009	8 .47	0 .14	0 .25	0.39	(0 .18)	(0 .18)	8 .68	4 .92

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
	Ratio of Expenses		Ratio of Gross	Investment Income
Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

$73,120	1.22%		1.43%	1 .21%	64.8%
62,870	1.31		1.52	1 .33	58.3
64,254	1.27		1.42	0 .92	70.9
67,982	1.38		1.45	0 .78	80.6
64,656	1.43		1.48	1 .41	98.7

1,657,474	0.79	(d)	–	1 .56	64.8
677,325	0.78	(d)	–	1 .92	58.3
1,056,201	0.78	(d)	–	1 .42	70.9
1,601,614	0.77	(d)	–	1 .39	80.6
1,688,856	0.78	(d)	–	2 .04	98.7

2,175	1.67	(d)	–	0 .79	64.8
2,369	1.66	(d)	–	0 .99	58.3
2,821	1.66	(d)	–	0 .53	70.9
4,179	1.65	(d)	–	0 .50	80.6
4,470	1.66	(d)	–	1 .19	98.7

5,605	1.54	(d)	–	0 .92	64.8
6,283	1.53	(d)	–	1 .15	58.3
9,411	1.53	(d)	–	0 .67	70.9
15,933	1.52	(d)	–	0 .64	80.6
19,786	1.53	(d)	–	1 .35	98.7

10,306	1.36	(d)	–	1 .09	64.8
9,792	1.35	(d)	–	1 .31	58.3
13,446	1.35	(d)	–	0 .85	70.9
23,390	1.34	(d)	–	0 .83	80.6
34,970	1.35	(d)	–	1 .55	98.7

5,773	1.17	(d)	–	1 .27	64.8
5,167	1.16	(d)	–	1 .58	58.3
10,525	1.16	(d)	–	1 .04	70.9
13,028	1.15	(d)	–	1 .02	80.6
20,289	1.16	(d)	–	1 .70	98.7

8,642	1.05	(d)	–	1 .40	64.8
8,898	1.04	(d)	–	1 .63	58.3
10,476	1.04	(d)	–	1 .15	70.9
22,321	1.03	(d)	–	1 .13	80.6
32,818	1.04	(d)	–	1 .81	98.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
MIDCAP FUND(c)
Class J shares
2013	$14.95	$0.05	$4.57	$4.62	($0 .13)	($0 .23)	($0 .36)	$19.21
2012	13.60	0.05	2.13	2 .18	(0 .02)	(0.81)	(0 .83)	14.95
2011	12.63	0.01	1.58	1 .59	(0 .13)	(0.49)	(0 .62)	13.60
2010	10.13	0.08	2.45	2 .53	(0 .03)	–	(0 .03)	12.63
2009	9.28	–	1.37	1 .37	–	(0.52)	(0 .52)	10.13
Institutional shares
2013	15.67	0.10	4.80	4 .90	(0 .19)	(0.23)	(0 .42)	20.15
2012	14.22	0.12	2.22	2 .34	(0 .08)	(0.81)	(0 .89)	15.67
2011	13.18	0.07	1.65	1 .72	(0 .19)	(0.49)	(0 .68)	14.22
2010	10.56	0.15	2.56	2 .71	(0 .09)	–	(0 .09)	13.18
2009	9.59	0.06	1.43	1 .49	–	(0.52)	(0 .52)	10.56
R-1 shares
2013	14.92	(0.04)	4.56	4 .52	(0 .12)	(0.23)	(0 .35)	19.09
2012	13.62	–	2.11	2 .11	–	(0.81)	(0 .81)	14.92
2011	12.65	(0.04)	1.58	1 .54	(0 .08)	(0.49)	(0 .57)	13.62
2010	10.17	0.05	2.45	2 .50	(0 .02)	–	(0 .02)	12.65
2009	9.34	(0.03)	1.38	1 .35	–	(0.52)	(0 .52)	10.17
R-2 shares
2013	15.00	(0.02)	4.59	4 .57	(0 .11)	(0.23)	(0 .34)	19.23
2012	13.66	0.01	2.14	2 .15	–	(0.81)	(0 .81)	15.00
2011	12.71	(0.03)	1.59	1 .56	(0 .12)	(0.49)	(0 .61)	13.66
2010	10.21	0.07	2.46	2 .53	(0 .03)	–	(0 .03)	12.71
2009	9.36	(0.02)	1.39	1 .37	–	(0.52)	(0 .52)	10.21
R-3 shares
2013	15.32	0.01	4.68	4 .69	(0 .14)	(0.23)	(0 .37)	19.64
2012	13.91	0.04	2.18	2 .22	–	(0.81)	(0 .81)	15.32
2011	12.93	–	1.61	1 .61	(0 .14)	(0.49)	(0 .63)	13.91
2010	10.38	0.08	2.51	2 .59	(0 .04)	–	(0 .04)	12.93
2009	9.48	–	1.42	1 .42	–	(0.52)	(0 .52)	10.38
R-4 shares
2013	15.66	0.05	4.79	4 .84	(0 .15)	(0.23)	(0 .38)	20.12
2012	14.23	0.07	2.22	2 .29	(0 .05)	(0.81)	(0 .86)	15.66
2011	13.21	0.02	1.66	1 .68	(0 .17)	(0.49)	(0 .66)	14.23
2010	10.59	0.10	2.57	2 .67	(0 .05)	–	(0 .05)	13.21
2009	9.65	0.02	1.44	1 .46	–	(0.52)	(0 .52)	10.59
R-5 shares
2013	15.55	0.07	4.75	4 .82	(0 .16)	(0.23)	(0 .39)	19.98
2012	14.12	0.08	2.21	2 .29	(0 .05)	(0.81)	(0 .86)	15.55
2011	13.09	0.04	1.65	1 .69	(0 .17)	(0.49)	(0 .66)	14.12
2010	10.50	0.11	2.55	2 .66	(0 .07)	–	(0 .07)	13.09
2009	9.56	0.03	1.43	1 .46	–	(0.52)	(0 .52)	10.50

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

31.56%(d)		$287,254	0.98%	1 .18%	0 .31%	13.0%
17.27	(d)	222,928	1.10	1 .29	0 .35	21.1
12.97	(d)	194,970	1.10	1 .25	0 .08	33.2
25.02	(d)	174,254	1.22	1 .29	0 .70	26.7
16.33	(d)	143,192	1.30	1 .35	(0 .06)	12.9

32.04		2,828,522	0.66	0 .66	0 .59	13.0
17.72		1,389,161	0.65	0 .65	0 .80	21.1
13.48		580,128	0.65	0 .65	0 .53	33.2
25.78		392,309	0.66	0 .66	1 .22	26.7
17.09		423,084	0.69	0 .70	0 .60	12.9

30.96		20,791	1.48	–	(0 .25)	13.0
16.68		7,778	1.50	–	(0 .03)	21.1
12.57		1,985	1.51	–	(0 .32)	33.2
24.64		2,261	1.52	–	0 .40	26.7
15.99		1,879	1.53	–	(0 .33)	12.9

31.09		40,741	1.35	–	(0 .10)	13.0
16.93		21,181	1.37	–	0 .08	21.1
12.66		8,697	1.38	–	(0 .21)	33.2
24.81		5,421	1.39	–	0 .56	26.7
16.18		4,048	1.40	–	(0 .19)	12.9

31.30		155,477	1.17	–	0 .08	13.0
17.17		77,423	1.19	–	0 .28	21.1
12.85		20,680	1.20	–	(0 .03)	33.2
25.01		18,958	1.21	–	0 .72	26.7
16.51		11,000	1.22	–	(0 .01)	12.9

31.59		163,047	0.98	–	0 .28	13.0
17.33		90,257	1.00	–	0 .44	21.1
13.08		44,862	1.01	–	0 .16	33.2
25.32		9,201	1.02	–	0 .86	26.7
16.65		8,038	1.03	–	0 .19	12.9

31.74		196,640	0.86	–	0 .37	13.0
17.46		77,833	0.88	–	0 .57	21.1
13.34		50,417	0.89	–	0 .28	33.2
25.42		36,636	0.90	–	0 .96	26.7
16.82		15,132	0.91	–	0 .31	12.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Effective March 1, 2013, MidCap Blend Fund changed its name to MidCap Fund.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment and Unrealized Total From			from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment		Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Gains	Distributions of Period		Total Return
MIDCAP GROWTH FUND
Class J shares
2013	$6 .51	($0 .04)	$1.95	$1.91	($0 .42)	($0 .42)	$8.00	31.12	%(c)
2012	7 .15	(0 .04)	0.31	0.27	(0 .91)	(0 .91)	6.51	5.71	(c)
2011	6.49	(0.06)	0.72	0.66	–	–	7.15	10.17	(c)
2010	5.12	(0.05)	1.42	1.37	–	–	6.49	26.76	(c)
2009	5.04	(0.05)	0.13	0.08	–	–	5.12	1.59	(c)
Institutional shares
2013	7.31	–	2.19	2.19	(0 .42)	(0 .42)	9.08	31.57
2012	7.86	–	0.36	0.36	(0 .91)	(0 .91)	7.31	6.40
2011	7.10	(0.03)	0.79	0.76	–	–	7.86	10.70
2010	5.56	(0.02)	1.56	1.54	–	–	7.10	27.72
2009	5.43	(0.01)	0.14	0.13	–	–	5.56	2.39
R-1 shares
2013	6 .74	(0 .06)	2.01	1.95	(0 .42)	(0 .42)	8.27	30.63
2012	7 .38	(0 .06)	0.33	0.27	(0 .91)	(0 .91)	6.74	5.48
2011	6.73	(0.09)	0.74	0.65	–	–	7.38	9.66
2010	5.31	(0.07)	1.49	1.42	–	–	6.73	26.74
2009	5.24	(0.06)	0.13	0.07	–	–	5.31	1.34
R-2 shares
2013	6 .98	(0 .05)	2.09	2.04	(0 .42)	(0 .42)	8.60	30.86
2012	7 .61	(0 .05)	0.33	0.28	(0 .91)	(0 .91)	6.98	5.45
2011	6.92	(0.08)	0.77	0.69	–	–	7.61	9.97
2010	5.46	(0.06)	1.52	1.46	–	–	6.92	26.74
2009	5.38	(0.05)	0.13	0.08	–	–	5.46	1.49
R-3 shares
2013	7 .18	(0 .04)	2.15	2.11	(0 .42)	(0 .42)	8.87	30.99
2012	7 .78	(0 .04)	0.35	0.31	(0 .91)	(0 .91)	7.18	5.75
2011	7.07	(0.07)	0.78	0.71	–	–	7.78	10.04
2010	5.57	(0.05)	1.55	1.50	–	–	7.07	26.93
2009	5.47	(0.05)	0.15	0.10	–	–	5.57	1.83
R-4 shares
2013	7 .36	(0 .03)	2.21	2.18	(0 .42)	(0 .42)	9.12	31.20
2012	7 .93	(0 .03)	0.37	0.34	(0 .91)	(0 .91)	7.36	6.05
2011	7.19	(0.05)	0.79	0.74	–	–	7.93	10.29
2010	5.65	(0.04)	1.58	1.54	–	–	7.19	27.26
2009	5.54	(0.03)	0.14	0.11	–	–	5.65	1.99
R-5 shares
2013	7 .48	(0 .02)	2.26	2.24	(0 .42)	(0 .42)	9.30	31.51
2012	8 .05	(0 .02)	0.36	0.34	(0 .91)	(0 .91)	7.48	5.95
2011	7.29	(0.05)	0.81	0.76	–	–	8.05	10.43
2010	5.72	(0.04)	1.61	1.57	–	–	7.29	27.45
2009	5.60	(0.03)	0.15	0.12	–	–	5.72	2.14

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Ratio of Expenses	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

$31,805	1.22%	1.42%	(0 .51)%	222.6%
23,812	1.28	1.47	(0 .60)	167.6
24,203	1.21	1.35	(0 .83)	155.1
22,826	1.35	1.42	(0 .91)	214.7
19,435	1.49	1.54	(1 .08)	227.2

65,325	0.74	0.77	(0 .04)	222.6
49,383	0.70	0.78	(0 .02)	167.6
53,210	0.70	0.73	(0 .32)	155.1
34,798	0.70	0.75	(0 .25)	214.7
34,450	0.70	0.77	(0 .29)	227.2

1,518	1.56	–	(0 .85)	222.6
1,503	1.56	–	(0 .88)	167.6
1,441	1.55	–	(1 .18)	155.1
1,158	1.56	–	(1 .12)	214.7
1,109	1.55	–	(1 .15)	227.2

2,699	1.43	–	(0 .72)	222.6
2,609	1.43	–	(0 .76)	167.6
3,331	1.42	–	(1 .04)	155.1
3,152	1.43	–	(0 .99)	214.7
2,390	1.42	–	(1 .02)	227.2

3,830	1.25	–	(0 .52)	222.6
5,306	1.25	–	(0 .58)	167.6
6,698	1.24	–	(0 .86)	155.1
7,430	1.25	–	(0 .75)	214.7
10,722	1.24	–	(0 .86)	227.2

2,239	1.06	–	(0 .35)	222.6
2,608	1.06	–	(0 .45)	167.6
9,194	1.05	–	(0 .67)	155.1
8,584	1.06	–	(0 .62)	214.7
6,889	1.05	–	(0 .64)	227.2

15,380	0.94	–	(0 .26)	222.6
19,913	0.94	–	(0 .30)	167.6
33,603	0.93	–	(0 .55)	155.1
33,306	0.94	–	(0 .55)	214.7
8,446	0.93	–	(0 .52)	227.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
MIDCAP GROWTH FUND III
Class J shares
2013	$9 .91	($0 .06)	$3.08	$3.02	$–	($0 .24)	($0 .24)	$12.69
2012	9.71	(0 .05)	0 .25	0 .20	–	–	–	9.91
2011	8.82	(0 .06)	0 .95	0 .89	–	–	–	9.71
2010	6.90	(0 .07)	1 .99	1 .92	–	–	–	8.82
2009	5.94	(0 .06)	1 .02	0 .96	–	–	–	6.90
Institutional shares
2013	10 .87	–	3 .38	3 .38	(0.04)	(0.24)	(0 .28)	13.97
2012	10 .59	0 .01	0 .27	0 .28	–	–	–	10.87
2011	9.57	(0 .01)	1 .03	1 .02	–	–	–	10.59
2010	7.44	(0 .01)	2 .14	2 .13	–	–	–	9.57
2009	6.37	(0 .01)	1 .08	1 .07	–	–	–	7.44
R-1 shares
2013	10 .12	(0 .10)	3 .13	3 .03	–	(0.24)	(0 .24)	12.91
2012	9.95	(0 .08)	0 .25	0 .17	–	–	–	10.12
2011	9.07	(0 .10)	0 .98	0 .88	–	–	–	9.95
2010	7.11	(0 .08)	2 .04	1 .96	–	–	–	9.07
2009	6.13	(0 .07)	1 .05	0 .98	–	–	–	7.11
R-2 shares
2013	10 .30	(0 .09)	3 .19	3 .10	–	(0.24)	(0 .24)	13.16
2012	10 .11	(0 .07)	0 .26	0 .19	–	–	–	10.30
2011	9.21	(0 .08)	0 .98	0 .90	–	–	–	10.11
2010	7.21	(0 .07)	2 .07	2 .00	–	–	–	9.21
2009	6.21	(0 .06)	1 .06	1 .00	–	–	–	7.21
R-3 shares
2013	10 .70	(0 .07)	3 .32	3 .25	–	(0.24)	(0 .24)	13.71
2012	10 .48	(0 .05)	0 .27	0 .22	–	–	–	10.70
2011	9.53	(0 .07)	1 .02	0 .95	–	–	–	10.48
2010	7.45	(0 .06)	2 .14	2 .08	–	–	–	9.53
2009	6.41	(0 .05)	1 .09	1 .04	–	–	–	7.45
R-4 shares
2013	10 .79	(0 .05)	3 .35	3 .30	–	(0.24)	(0 .24)	13.85
2012	10 .55	(0 .04)	0 .28	0 .24	–	–	–	10.79
2011	9.57	(0 .05)	1 .03	0 .98	–	–	–	10.55
2010	7.47	(0 .04)	2 .14	2 .10	–	–	–	9.57
2009	6.42	(0 .03)	1 .08	1 .05	–	–	–	7.47
R-5 shares
2013	10 .99	(0 .03)	3 .41	3 .38	–	(0.24)	(0 .24)	14.13
2012	10 .74	(0 .02)	0 .27	0 .25	–	–	–	10.99
2011	9.73	(0 .04)	1 .05	1 .01	–	–	–	10.74
2010	7.58	(0 .04)	2 .19	2 .15	–	–	–	9.73
2009	6.51	(0 .03)	1 .10	1 .07	–	–	–	7.58

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses		Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

31.14%(c)		$37,316	1.43%		1 .65%	(0.53)%	105.0%
2.06	(c)	29,541	1.50		1 .71	(0.48)	127.6
10.09	(c)	32,439	1.45		1 .62	(0.58)	107.8
27.83	(c)	30,949	1.65		1 .74	(0.83)	98.1
16.16	(c)	24,700	1.78		1 .84	(0.95)	126.2

31.78		1,406,949	0.95	(d)	–	(0.04)	105.0
2.64		1,310,305	0.95	(d)	–	0.07	127.6
10.66		1,340,389	0.95	(d)	–	(0.08)	107.8
28.63		1,206,656	0.96	(d)	–	(0.14)	98.1
16.80		1,000,791	0.98	(d)	–	(0.16)	126.2

30.57		3,446	1.83	(d)	–	(0.88)	105.0
1.71		3,731	1.83	(d)	–	(0.82)	127.6
9.70		4,645	1.83	(d)	–	(0.94)	107.8
27.57		5,095	1.84	(d)	–	(1.01)	98.1
15.99		4,498	1.86	(d)	–	(1.04)	126.2

30.72		6,205	1.70	(d)	–	(0.78)	105.0
1.88		6,229	1.70	(d)	–	(0.69)	127.6
9.77		7,782	1.70	(d)	–	(0.77)	107.8
27.74		11,680	1.71	(d)	–	(0.88)	98.1
16.10		10,939	1.73	(d)	–	(0.90)	126.2

30.98		22,048	1.52	(d)	–	(0.58)	105.0
2.10		23,334	1.52	(d)	–	(0.50)	127.6
9.97		32,650	1.52	(d)	–	(0.64)	107.8
27.92		38,227	1.53	(d)	–	(0.70)	98.1
16.22		31,998	1.55	(d)	–	(0.72)	126.2

31.19		27,086	1.33	(d)	–	(0.39)	105.0
2.27		24,559	1.33	(d)	–	(0.32)	127.6
10.24		33,364	1.33	(d)	–	(0.45)	107.8
28.11		32,907	1.34	(d)	–	(0.51)	98.1
16.36		27,501	1.36	(d)	–	(0.53)	126.2

31.38		20,890	1.21	(d)	–	(0.22)	105.0
2.33		37,395	1.21	(d)	–	(0.19)	127.6
10.38		35,709	1.21	(d)	–	(0.34)	107.8
28.36		22,341	1.22	(d)	–	(0.41)	98.1
16.44		14,817	1.24	(d)	–	(0.41)	126.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
MIDCAP S&P 400 INDEX FUND
Class J shares
2013	$14 .43	$0.14	$4.40	$4.54	($0 .13)	($0 .49)	($0 .62)	$18.35
2012	13.60	0 .10	1.34	1 .44	(0 .07)	(0.54)	(0 .61)	14.43
2011	12.79	0 .08	0.92	1 .00	(0 .06)	(0.13)	(0 .19)	13.60
2010	10.17	0 .07	2.62	2 .69	(0 .07)	–	(0 .07)	12.79
2009	9.41	0 .06	1.34	1 .40	(0 .09)	(0.55)	(0 .64)	10.17
Institutional shares
2013	14.73	0 .22	4.47	4 .69	(0 .19)	(0.49)	(0 .68)	18.74
2012	13.87	0 .17	1.36	1 .53	(0 .13)	(0.54)	(0 .67)	14.73
2011	13.04	0 .14	0.95	1 .09	(0 .13)	(0.13)	(0 .26)	13.87
2010	10.36	0 .14	2.67	2 .81	(0 .13)	–	(0 .13)	13.04
2009	9.59	0 .13	1.35	1 .48	(0 .16)	(0.55)	(0 .71)	10.36
R-1 shares
2013	14.60	0 .08	4.46	4 .54	(0 .07)	(0.49)	(0 .56)	18.58
2012	13.74	0 .05	1.36	1 .41	(0 .01)	(0.54)	(0 .55)	14.60
2011	12.94	0 .03	0.93	0 .96	(0 .03)	(0.13)	(0 .16)	13.74
2010	10.31	0 .04	2.65	2 .69	(0 .06)	–	(0 .06)	12.94
2009	9.50	0 .05	1.37	1 .42	(0 .06)	(0.55)	(0 .61)	10.31
R-2 shares
2013	14.89	0 .10	4.55	4 .65	(0 .07)	(0.49)	(0 .56)	18.98
2012	13.99	0 .07	1.39	1 .46	(0 .02)	(0.54)	(0 .56)	14.89
2011	13.16	0 .05	0.95	1 .00	(0 .04)	(0.13)	(0 .17)	13.99
2010	10.47	0 .06	2.70	2 .76	(0 .07)	–	(0 .07)	13.16
2009	9.64	0 .07	1.38	1 .45	(0 .07)	(0.55)	(0 .62)	10.47
R-3 shares
2013	14.88	0 .13	4.54	4 .67	(0 .12)	(0.49)	(0 .61)	18.94
2012	14.01	0 .09	1.39	1 .48	(0 .07)	(0.54)	(0 .61)	14.88
2011	13.19	0 .07	0.95	1 .02	(0 .07)	(0.13)	(0 .20)	14.01
2010	10.49	0 .08	2.71	2 .79	(0 .09)	–	(0 .09)	13.19
2009	9.68	0 .08	1.38	1 .46	(0 .10)	(0.55)	(0 .65)	10.49
R-4 shares
2013	14.93	0 .16	4.55	4 .71	(0 .15)	(0.49)	(0 .64)	19.00
2012	14.04	0 .12	1.40	1 .52	(0 .09)	(0.54)	(0 .63)	14.93
2011	13.21	0 .10	0.95	1 .05	(0 .09)	(0.13)	(0 .22)	14.04
2010	10.51	0 .10	2.70	2 .80	(0 .10)	–	(0 .10)	13.21
2009	9.70	0 .10	1.39	1 .49	(0 .13)	(0.55)	(0 .68)	10.51
R-5 shares
2013	15.02	0 .19	4.57	4 .76	(0 .16)	(0.49)	(0 .65)	19.13
2012	14.12	0 .14	1.40	1 .54	(0 .10)	(0.54)	(0 .64)	15.02
2011	13.28	0 .12	0.95	1 .07	(0 .10)	(0.13)	(0 .23)	14.12
2010	10.55	0 .12	2.72	2 .84	(0 .11)	–	(0 .11)	13.28
2009	9.74	0 .11	1.38	1 .49	(0 .13)	(0.55)	(0 .68)	10.55

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

32.57%(c)		$73,163	0.65%	0 .85%	0 .86%	11.2%
11.31	(c)	47,839	0.66	0 .85	0 .72	14.5
7.81	(c)	44,558	0.66	0 .80	0 .56	15.8
26.57	(c)	41,637	0.82	0 .89	0 .59	17.5
16.72	(c)	30,980	0.93	0 .98	0 .72	32.9

33.09		402,962	0.21	0 .21	1 .30	11.2
11.86		250,683	0.20	0 .24	1 .18	14.5
8.35		177,993	0.20	0 .26	1 .01	15.8
27.35		90,574	0.20	0 .35	1 .19	17.5
17.57		50,551	0.19	0 .42	1 .43	32.9

32.08		12,674	1.04	–	0 .50	11.2
10.92		9,930	1.04	–	0 .34	14.5
7.43		9,042	1.04	–	0 .18	15.8
26.17		8,529	1.05	–	0 .36	17.5
16.71		6,267	1.05	–	0 .56	32.9

32.24		20,660	0.91	–	0 .62	11.2
11.08		17,916	0.91	–	0 .47	14.5
7.55		19,215	0.91	–	0 .31	15.8
26.43		22,947	0.92	–	0 .49	17.5
16.76		18,523	0.92	–	0 .73	32.9

32.42		133,208	0.73	–	0 .79	11.2
11.31		83,360	0.73	–	0 .64	14.5
7.68		61,273	0.73	–	0 .49	15.8
26.68		49,027	0.74	–	0 .68	17.5
16.94		39,053	0.74	–	0 .90	32.9

32.66		89,068	0.54	–	0 .97	11.2
11.54		53,385	0.54	–	0 .84	14.5
7.94		43,311	0.54	–	0 .68	15.8
26.82		37,573	0.55	–	0 .86	17.5
17.28		25,880	0.55	–	1 .07	32.9

32.85		181,266	0.42	–	1 .09	11.2
11.62		113,313	0.42	–	0 .96	14.5
8.08		93,033	0.42	–	0 .80	15.8
27.11		89,087	0.43	–	0 .98	17.5
17.28		74,072	0.43	–	1 .18	32.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

				FINANCIAL HIGHLIGHTS
				PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment and Unrealized Total From			from Net	Dividends	Net Asset
		Beginning of Income Gain (Loss) on Investment Investment					and	Value, End
		Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
MIDCAP VALUE FUND I
Class J shares
2013		$14 .03	$0.07	$4.33	$4.40	($0 .11)	($0 .11)	$18 .32	31.54	%(c)
2012		12.47	0.07	1.51	1.58	(0 .02)	(0.02)	14.03	12.66	(c)
2011		12.06	0.03	0.45	0.48	(0.07)	(0.07)	12.47	3.99	(c)
2010		9.63	0.07	2.42	2.49	(0 .06)	(0.06)	12.06	25.96	(c)
2009	(d)	6.24	0.01	3.38	3.39	–	–	9 .63	54.33 (c)	,(e)
Institutional shares
2013		14.14	0.15	4.34	4.49	(0 .18)	(0.18)	18.45	32.12
2012		12.57	0.15	1.51	1.66	(0 .09)	(0.09)	14.14	13.28
2011		12.17	0.10	0.45	0.55	(0 .15)	(0.15)	12.57	4 .49
2010		9.69	0.14	2.44	2.58	(0 .10)	(0.10)	12.17	26.78
2009		8.56	0.09	1.16	1.25	(0 .12)	(0.12)	9.69	15.00
R-1 shares
2013		13.83	–	4.27	4.27	(0 .05)	(0 .05)	18 .05	30.99
2012		12.32	0.03	1.48	1.51	–	–	13.83	12.26
2011		11.94	(0.02)	0.45	0.43	(0 .05)	(0.05)	12.32	3 .59
2010		9.53	0.05	2.40	2.45	(0 .04)	(0.04)	11.94	25.75
2009		8.40	0.02	1.15	1.17	(0 .04)	(0.04)	9.53	14.02
R-2 shares
2013		13.87	0.02	4.28	4.30	(0 .07)	(0.07)	18.10	31.14
2012		12.34	0.05	1.48	1.53	–	–	13.87	12.40
2011		11.94	–	0.45	0.45	(0 .05)	(0 .05)	12 .34	3 .79
2010		9.54	0.06	2.39	2.45	(0 .05)	(0.05)	11.94	25.77
2009		8.41	0.03	1.16	1.19	(0 .06)	(0.06)	9.54	14.29
R-3 shares
2013		13.99	0.05	4.31	4.36	(0 .10)	(0.10)	18.25	31.32
2012		12.43	0.07	1.50	1.57	(0 .01)	(0.01)	13.99	12.66
2011		12.04	0.02	0.46	0.48	(0 .09)	(0.09)	12.43	3 .95
2010		9.61	0.08	2.41	2.49	(0 .06)	(0.06)	12.04	26.02
2009		8.46	0.04	1.17	1.21	(0 .06)	(0.06)	9.61	14.48
R-4 shares
2013		14.03	0.08	4.32	4.40	(0 .13)	(0.13)	18.30	31.60
2012		12.46	0.09	1.52	1.61	(0 .04)	(0.04)	14.03	12.92
2011		12.08	0.05	0.44	0.49	(0 .11)	(0.11)	12.46	4 .04
2010		9.63	0.10	2.42	2.52	(0 .07)	(0.07)	12.08	26.32
2009		8.50	0.06	1.16	1.22	(0 .09)	(0.09)	9.63	14.59
R-5 shares
2013		14.08	0.10	4.33	4.43	(0 .15)	(0.15)	18.36	31.77
2012		12.52	0.11	1.51	1.62	(0 .06)	(0.06)	14.08	12.98
2011		12.12	0.06	0.46	0.52	(0 .12)	(0.12)	12.52	4 .26
2010		9.66	0.11	2.43	2.54	(0 .08)	(0.08)	12.12	26.44
2009		8.53	0.07	1.16	1.23	(0 .10)	(0.10)	9.66	14.67

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

					Ratio of Net
	Ratio of Expenses		Ratio of Gross		Investment Income
Net Assets, End of	to Average Net		Expenses to Average		to Average Net	Portfolio
Period (in thousands)	Assets		Net Assets(b)		Assets	Turnover Rate

$65,896	1.43%		1.65%		0.42%	98.6%
52,378	1.51		1.72		0.56	87.3
52,154	1.48		1.64		0.23	80.3
55,107	1.64		1.73		0.64	83.6
46,250	1 .66	(f)	1 .89	(f)	0 .21 (f)	95 .7	(f)

1,279,003	0.98	(g)	–		0.93	98.6
1,431,810	0.98	(g)	–		1.09	87.3
1,256,845	0.98	(g)	–		0.73	80.3
1,269,331	0.98	(g)	–		1.30	83.6
1,010,989	1.00	(g)	–		1.11	95.7

6,643	1.84	(g)	–		0.00	98.6
6,229	1.85	(g)	–		0.22	87.3
5,985	1.85	(g)	–		(0.14)	80.3
7,222	1.85	(g)	–		0.43	83.6
5,741	1.86	(g)	–		0.22	95.7

15,229	1.71	(g)	–		0.16	98.6
14,689	1.72	(g)	–		0.35	87.3
15,380	1.72	(g)	–		0.01	80.3
19,875	1.72	(g)	–		0.56	83.6
15,242	1.73	(g)	–		0.30	95.7

39,275	1.53	(g)	–		0.31	98.6
32,137	1.54	(g)	–		0.53	87.3
39,064	1.54	(g)	–		0.17	80.3
34,752	1.54	(g)	–		0.76	83.6
34,211	1.55	(g)	–		0.47	95.7

35,447	1.34	(g)	–		0.50	98.6
27,235	1.35	(g)	–		0.71	87.3
28,916	1.35	(g)	–		0.36	80.3
28,066	1.35	(g)	–		0.93	83.6
19,074	1.36	(g)	–		0.71	95.7

68,821	1.22	(g)	–		0.64	98.6
57,052	1.23	(g)	–		0.85	87.3
40,902	1.23	(g)	–		0.47	80.3
31,022	1.23	(g)	–		1.04	83.6
27,117	1.24	(g)	–		0.79	95.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from March 2, 2009, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
MIDCAP VALUE FUND III
Class J shares
2013	$13 .60	$0 .17	$4.33	$4.50	($0 .16)	($0 .16)	$17 .94	33.42	%(c)
2012	11 .97	0 .15	1 .59	1.74	(0 .11)	(0 .11)	13 .60	14.65	(c)
2011	11 .27	0 .12	0.71	0.83	(0.13)	(0 .13)	11 .97	7.37	(c)
2010	9 .18	0 .11	2 .11	2.22	(0 .13)	(0 .13)	11 .27	24.36	(c)
2009	8 .28	0 .13	0 .90	1.03	(0 .13)	(0 .13)	9 .18	12.82	(c)
Institutional shares
2013	14 .31	0 .24	4 .55	4.79	(0 .22)	(0 .22)	18 .88	33.96
2012	12 .59	0 .23	1 .66	1.89	(0 .17)	(0 .17)	14 .31	15.18
2011	11 .85	0 .17	0 .76	0.93	(0 .19)	(0 .19)	12 .59	7 .86
2010	9 .62	0 .17	2 .24	2.41	(0 .18)	(0 .18)	11 .85	25.32
2009	8 .68	0 .15	0 .99	1.14	(0 .20)	(0 .20)	9 .62	13.58
R-1 shares
2013	13 .69	0 .10	4 .36	4.46	(0 .08)	(0 .08)	18 .07	32.79
2012	12 .03	0 .10	1 .60	1.70	(0 .04)	(0 .04)	13 .69	14.20
2011	11 .34	0 .08	0 .70	0.78	(0 .09)	(0 .09)	12 .03	6 .88
2010	9 .26	0 .08	2 .12	2.20	(0 .12)	(0 .12)	11 .34	23.90
2009	8 .33	0 .10	0 .93	1.03	(0 .10)	(0 .10)	9 .26	12.67
R-2 shares
2013	13 .79	0 .12	4 .39	4.51	(0 .12)	(0 .12)	18 .18	32.94
2012	12 .11	0 .12	1 .61	1.73	(0 .05)	(0 .05)	13 .79	14.38
2011	11 .42	0 .08	0 .72	0.80	(0 .11)	(0 .11)	12 .11	6 .97
2010	9 .31	0 .09	2 .15	2.24	(0 .13)	(0 .13)	11 .42	24.22
2009	8 .38	0 .11	0 .93	1.04	(0 .11)	(0 .11)	9 .31	12.64
R-3 shares
2013	13 .73	0 .14	4 .37	4.51	(0 .17)	(0 .17)	18 .07	33.18
2012	12 .08	0 .15	1 .59	1.74	(0 .09)	(0 .09)	13 .73	14.52
2011	11 .39	0 .10	0 .72	0.82	(0 .13)	(0 .13)	12 .08	7 .23
2010	9 .28	0 .11	2 .14	2.25	(0 .14)	(0 .14)	11 .39	24.38
2009	8 .36	0 .13	0 .92	1.05	(0 .13)	(0 .13)	9 .28	12.88
R-4 shares
2013	13 .61	0 .17	4 .33	4.50	(0 .19)	(0 .19)	17 .92	33.44
2012	11 .98	0 .17	1 .58	1.75	(0 .12)	(0 .12)	13 .61	14.72
2011	11 .29	0 .13	0 .71	0.84	(0 .15)	(0 .15)	11 .98	7 .46
2010	9 .18	0 .13	2 .12	2.25	(0 .14)	(0 .14)	11 .29	24.66
2009	8 .28	0 .15	0 .91	1.06	(0 .16)	(0 .16)	9 .18	13.17
R-5 shares
2013	13 .70	0 .20	4 .33	4.53	(0 .20)	(0 .20)	18 .03	33.53
2012	12 .05	0 .18	1 .60	1.78	(0 .13)	(0 .13)	13 .70	14.96
2011	11 .36	0 .14	0 .71	0.85	(0 .16)	(0 .16)	12 .05	7 .52
2010	9 .25	0 .15	2 .12	2.27	(0 .16)	(0 .16)	11 .36	24.74
2009	8 .36	0 .15	0 .92	1.07	(0 .18)	(0 .18)	9 .25	13.22

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
	Ratio of Expenses		Ratio of Gross	Investment Income
Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

$103,978	1.05%		1.27%	1 .11%	88.3%
82,259	1.16		1.36	1 .19	52.9
79,335	1.13		1.28	0 .95	86.4
82,140	1.24		1.31	1 .05	92.4
72,371	1.30		1.35	1 .57	111.4

640,181	0.66		0.67	1 .40	88.3
1,893	0.69		2.25	1 .68	52.9
817	0.70		4.18	1 .39	86.4
183	0.70		10.72	1 .58	92.4
116	0.70		51.56	1 .61	111.4

452	1 .53	(d)	–	0 .64	88.3
318	1 .56	(d)	–	0 .79	52.9
332	1 .55	(d)	–	0 .63	86.4
520	1 .56	(d)	–	0 .73	92.4
435	1.55		–	1 .25	111.4

1,176	1 .40	(d)	–	0 .77	88.3
871	1 .43	(d)	–	0 .93	52.9
981	1 .42	(d)	–	0 .68	86.4
1,455	1 .43	(d)	–	0 .88	92.4
1,325	1.42		–	1 .39	111.4

4,319	1 .22	(d)	–	0 .90	88.3
2,188	1 .25	(d)	–	1 .12	52.9
1,834	1 .24	(d)	–	0 .85	86.4
1,758	1 .25	(d)	–	1 .03	92.4
1,244	1.24		–	1 .64	111.4

4,061	1 .03	(d)	–	1 .04	88.3
1,125	1 .06	(d)	–	1 .30	52.9
1,049	1 .05	(d)	–	1 .07	86.4
1,252	1 .06	(d)	–	1 .24	92.4
1,368	1.05		–	1 .90	111.4

11,095	0 .91	(d)	–	1 .26	88.3
6,614	0 .94	(d)	–	1 .41	52.9
5,595	0 .93	(d)	–	1 .18	86.4
6,425	0 .94	(d)	–	1 .39	92.4
9,344	0.93		–	1 .83	111.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net		Dividends	Total
	Value,	Investment	Total From	from Net	Dividends	Net Asset			Net Assets, End of
	Beginning Income Investment Investment				and	Value, End			Period (in
	of Period	(Loss)(a)	Operations	Income	Distributions	of Period	Total Return		thousands)
MONEY MARKET FUND
Class J shares
2013	$1 .00	$–	$–	$–	$–	$1.00	0.00%(c)		$278,536
2012	1.00	–	–	–	–	1.00	0.00	(c)	282,576
2011	1.00	–	–	–	–	1.00	0.00	(c)	316,914
2010	1.00	–	–	–	–	1.00	0.00	(c)	310,250
2009	1.00	–	–	–	–	1.00	0.33	(c)	346,703
Institutional shares
2013	1.00	–	–	–	–	1.00	0.00		357,925
2012	1.00	–	–	–	–	1.00	0.00		353,584
2011	1.00	–	–	–	–	1.00	0.00		263,071
2010	1.00	–	–	–	–	1.00	0.00		202,082
2009	1.00	0.01	0.01	(0.01)	(0 .01)	1.00	0.59		231,887

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

		Ratio of Net
Ratio of Expenses	Ratio of Gross	Investment Income
to Average Net	Expenses to Average	to Average Net
Assets	Net Assets(b)	Assets

0.21%	0.82%	0.00%
0.29	0.87	0.00
0.28	0.76	0.00
0.35	0.85	0.00
0.69	0.92	0.32

0.21	0.41	0.00
0.28	0.43	0.00
0.28	0.41	0.00
0.35	0.42	0.00
0.43	0.44	0.63

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions		Total
		Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
		of Period (Loss)(a)		Investments Operations		Income	Gains	Distributions of Period
OVERSEAS FUND
Institutional shares
2013		$9 .96	$0.24	$2 .13	$2.37	($0 .22)	$–	($0 .22)	$12.11
2012		9.89	0 .24	0 .47	0 .71	(0 .23)	(0.41)	(0 .64)	9 .96
2011		11 .44	0 .24	(0 .88)	(0 .64)	(0 .14)	(0 .77)	(0 .91)	9 .89
2010		10 .70	0 .18	1 .01	1 .19	(0 .18)	(0 .27)	(0 .45)	11.44
2009		8.62	0 .20	1 .90	2 .10	(0 .02)	–	(0 .02)	10.70
R-1 shares
2013		9.90	0 .15	2 .11	2 .26	(0 .15)	–	(0 .15)	12.01
2012	(c)	9.89	0 .15	(0 .14)	0 .01	–	–	–	9.90
R-2 shares
2013		9.91	0 .16	2 .11	2 .27	(0 .16)	–	(0 .16)	12.02
2012	(c)	9.89	0 .16	(0 .14)	0 .02	–	–	–	9.91
R-3 shares
2013		9.92	0 .20	2 .09	2 .29	(0 .17)	–	(0 .17)	12.04
2012	(c)	9.89	0 .17	(0 .14)	0 .03	–	–	–	9.92
R-4 shares
2013		9.94	0 .07	2 .25	2 .32	(0 .19)	–	(0 .19)	12.07
2012	(c)	9.89	0 .18	(0 .13)	0 .05	–	–	–	9.94
R-5 shares
2013		9.95	0 .21	2 .12	2 .33	(0 .22)	–	(0 .22)	12.06
2012	(c)	9.89	0 .19	(0 .13)	0 .06	–	–	–	9.95

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses		Investment Income
		Net Assets, End of	to Average Net		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Assets		Turnover Rate

24.16%		$2,280,703	1.07	%(b)	2 .25%		35.3%
8.29		1,707,927	1.08	(b)	2 .58		27.9
(6.01)		1,351,191	1.08	(b)	2 .25		38.6
11.38		1,137,569	1.09	(b)	1 .73		87.2
24.39		963,192	1.12	(b)	2 .22		77.7

23.09		12	1.94	(b)	1 .35		35.3
0 .10	(d)	10	1 .94 (b)	,(e)	2.31	(e)	27.9	(e)

23.19		12	1.81	(b)	1 .48		35.3
0 .20	(d)	10	1 .82 (b)	,(e)	2.45	(e)	27.9	(e)

23.42		172	1.63	(b)	1 .85		35.3
0 .30	(d)	10	1 .64 (b)	,(e)	2.61	(e)	27.9	(e)

23.65		469	1.44	(b)	0 .61		35.3
0 .51	(d)	10	1 .45 (b)	,(e)	2.79	(e)	27.9	(e)

23.75		606	1.32	(b)	1 .99		35.3
0 .61	(d)	10	1 .33 (b)	,(e)	2.94	(e)	27.9	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from March 1, 2012, date operations commenced, through October 31, 2012.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions		Total
		Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
		Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
PRINCIPAL CAPITAL APPRECIATION FUND
Institutional shares
2013		$42 .34	$0.77	$11.42	$12.19	($0 .73)	($0 .49)	($1 .22)	$53.31
2012		38.63	0 .56	4 .05	4 .61	(0 .42)	(0.48)	(0 .90)	42.34
2011		37.63	0 .47	2 .21	2 .68	(0 .57)	(1.11)	(1 .68)	38.63
2010		32.93	0 .67	4 .56	5 .23	(0 .31)	(0.22)	(0 .53)	37.63
2009		31.12	0 .32	3 .37	3 .69	(0 .36)	(1.52)	(1 .88)	32.93
R-1 shares
2013		41.64	0 .38	11.24	11.62	(0 .37)	(0.49)	(0 .86)	52.40
2012		38.18	0 .20	4 .01	4 .21	(0 .27)	(0.48)	(0 .75)	41.64
2011		37.42	0 .08	2 .24	2 .32	(0 .45)	(1.11)	(1 .56)	38.18
2010	(b)	35.15	0 .05	2 .22	2 .27	–	–	–	37.42
R-2 shares
2013		41.78	0 .41	11.30	11.71	(0 .44)	(0.49)	(0 .93)	52.56
2012		38.26	0 .26	4 .00	4 .26	(0 .26)	(0.48)	(0 .74)	41.78
2011		37.44	0 .14	2 .25	2 .39	(0 .46)	(1.11)	(1 .57)	38.26
2010	(b)	35.15	0 .53	1 .76	2 .29	–	–	–	37.44
R-3 shares
2013		41.85	0 .46	11.33	11.79	(0 .57)	(0.49)	(1 .06)	52.58
2012		38.31	0 .33	4 .01	4 .34	(0 .32)	(0.48)	(0 .80)	41.85
2011		37.49	0 .21	2 .25	2 .46	(0 .53)	(1.11)	(1 .64)	38.31
2010	(b)	35.15	0 .02	2 .32	2 .34	–	–	–	37.49
R-4 shares
2013		42.05	0 .58	11.37	11.95	(0 .60)	(0.49)	(1 .09)	52.91
2012		38.42	0 .40	4 .03	4 .43	(0 .32)	(0.48)	(0 .80)	42.05
2011		37.53	0 .31	2 .23	2 .54	(0 .54)	(1.11)	(1 .65)	38.42
2010	(b)	35.15	0 .11	2 .27	2 .38	–	–	–	37.53
R-5 shares
2013		42.15	0 .64	11.39	12.03	(0 .63)	(0.49)	(1 .12)	53.06
2012		38.50	0 .47	4 .01	4 .48	(0 .35)	(0.48)	(0 .83)	42.15
2011		37.57	0 .37	2 .22	2 .59	(0 .55)	(1.11)	(1 .66)	38.50
2010	(b)	35.15	0 .15	2 .27	2 .42	–	–	–	37.57

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses		Investment Income
		Net Assets, End of	to Average Net		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Assets		Turnover Rate

29.52%		$1,357,704	0.48%		1 .63%		14.3%
12.28		1,053,972	0.50		1 .38		8 .2
7.15		907,061	0.52		1 .19		12.7
16.02		578,458	0.58		1 .89		15.3
13.12		409,987	0.59		1 .12		23.8

28.39		1,424	1.35		0 .82		14.3
11.32		1,789	1.37		0 .50		8 .2
6.22		1,585	1.39		0 .22		12.7
6.46	(c)	245	1.47	(d)	0 .21	(d)	15.3	(d)

28.56		2,228	1.22		0 .88		14.3
11.43		1,800	1.24		0 .65		8 .2
6.41		1,840	1.26		0 .36		12.7
6 .51	(c)	82	1 .34	(d)	2 .28	(d)	15 .3	(d)

28.79		19,700	1.04		0 .97		14.3
11.64		9,790	1.06		0 .82		8 .2
6.59		7,551	1.08		0 .54		12.7
6.66	(c)	1,084	1.16	(d)	0 .07	(d)	15.3	(d)

29.05		16,588	0.85		1 .22		14.3
11.83		9,840	0.87		0 .98		8 .2
6.80		7,661	0.89		0 .81		12.7
6.77	(c)	2,816	0.97	(d)	0 .46	(d)	15.3	(d)

29.20		29,179	0.73		1 .35		14.3
11.96		16,559	0.75		1 .15		8 .2
6.91		17,231	0.77		0 .94		12.7
6.88	(c)	11,504	0.85	(d)	0 .64	(d)	15.3	(d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from March 1, 2010, date operations commenced, through October 31, 2010.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2010 FUND
Class J shares
2013	$12.08	$0.25	$1.00	$1.25	($0 .26)	$–	($0 .26)	$13.07
2012	11.31	0 .21	0 .81	1 .02	(0 .25)	–	(0 .25)	12.08
2011	11.10	0 .25	0 .20	0 .45	(0 .24)	–	(0 .24)	11.31
2010	9.81	0 .25	1 .32	1 .57	(0 .28)	–	(0 .28)	11.10
2009	9.17	0 .24	1 .00	1 .24	(0 .30)	(0.30)	(0 .60)	9 .81
Institutional shares
2013	12.14	0 .30	0 .99	1 .29	(0 .30)	–	(0 .30)	13.13
2012	11.37	0 .25	0 .81	1 .06	(0 .29)	–	(0 .29)	12.14
2011	11.16	0 .29	0 .21	0 .50	(0 .29)	–	(0 .29)	11.37
2010	9.86	0 .29	1 .33	1 .62	(0 .32)	–	(0 .32)	11.16
2009	9.22	0 .27	1 .02	1 .29	(0 .35)	(0.30)	(0 .65)	9 .86
R-1 shares
2013	12.01	0 .19	0 .98	1 .17	(0 .18)	–	(0 .18)	13.00
2012	11.24	0 .15	0 .80	0 .95	(0 .18)	–	(0 .18)	12.01
2011	11.03	0 .19	0 .21	0 .40	(0 .19)	–	(0 .19)	11.24
2010	9.77	0 .20	1 .31	1 .51	(0 .25)	–	(0 .25)	11.03
2009	9.14	0 .19	1 .02	1 .21	(0 .28)	(0.30)	(0 .58)	9 .77
R-2 shares
2013	12.00	0 .22	0 .97	1 .19	(0 .19)	–	(0 .19)	13.00
2012	11.22	0 .17	0 .80	0 .97	(0 .19)	–	(0 .19)	12.00
2011	11.02	0 .22	0 .19	0 .41	(0 .21)	–	(0 .21)	11.22
2010	9.75	0 .22	1 .30	1 .52	(0 .25)	–	(0 .25)	11.02
2009	9.10	0 .21	1 .01	1 .22	(0 .27)	(0.30)	(0 .57)	9 .75
R-3 shares
2013	12.01	0 .23	0 .98	1 .21	(0 .23)	–	(0 .23)	12.99
2012	11.24	0 .19	0 .79	0 .98	(0 .21)	–	(0 .21)	12.01
2011	11.03	0 .22	0 .21	0 .43	(0 .22)	–	(0 .22)	11.24
2010	9.76	0 .23	1 .31	1 .54	(0 .27)	–	(0 .27)	11.03
2009	9.13	0 .22	1 .01	1 .23	(0 .30)	(0.30)	(0 .60)	9 .76
R-4 shares
2013	12.03	0 .24	1 .00	1 .24	(0 .24)	–	(0 .24)	13.03
2012	11.27	0 .21	0 .79	1 .00	(0 .24)	–	(0 .24)	12.03
2011	11.07	0 .25	0 .20	0 .45	(0 .25)	–	(0 .25)	11.27
2010	9.79	0 .25	1 .32	1 .57	(0 .29)	–	(0 .29)	11.07
2009	9.16	0 .23	1 .01	1 .24	(0 .31)	(0.30)	(0 .61)	9 .79
R-5 shares
2013	12.07	0 .27	0 .99	1 .26	(0 .27)	–	(0 .27)	13.06
2012	11.30	0 .22	0 .81	1 .03	(0 .26)	–	(0 .26)	12.07
2011	11.10	0 .28	0 .18	0 .46	(0 .26)	–	(0 .26)	11.30
2010	9.81	0 .28	1 .31	1 .59	(0 .30)	–	(0 .30)	11.10
2009	9.18	0 .25	1 .00	1 .25	(0 .32)	(0.30)	(0 .62)	9 .81

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

10.51%(d)		$235,463	0.34%	0 .54%	2 .00%	15.2%
9.22	(d)	214,077	0.37	0 .56	1 .82	28.7
4.10	(d)	202,423	0.39	0 .53	2 .17	16.4
16.29	(d)	206,407	0.48	0 .55	2 .40	36.2
14.75	(d)	190,177	0.57	0 .62	2 .77	28.4

10.81		1,093,311	0.04	–	2 .42	15.2
9.58		1,148,980	0.04	–	2 .14	28.7
4.52		1,074,682	0.04	–	2 .55	16.4
16.79		1,130,797	0.04	–	2 .83	36.2
15.40		1,025,862	0.10	–	3 .13	28.4

9.90		18,403	0.91	–	1 .53	15.2
8.62		20,503	0.91	–	1 .31	28.7
3.63		21,110	0.92	–	1 .65	16.4
15.66		24,103	0.92	–	1 .96	36.2
14.39		22,134	0.97	–	2 .22	28.4

10.09		20,762	0.78	–	1 .76	15.2
8.77		25,982	0.78	–	1 .48	28.7
3.70		30,298	0.79	–	1 .91	16.4
15.84		42,654	0.79	–	2 .13	36.2
14.57		41,310	0.84	–	2 .43	28.4

10.20		76,245	0.60	–	1 .83	15.2
8.94		80,009	0.60	–	1 .61	28.7
3.95		81,172	0.61	–	1 .98	16.4
16.09		96,491	0.61	–	2 .29	36.2
14.69		93,186	0.66	–	2 .60	28.4

10.52		68,271	0.41	–	1 .94	15.2
9.12		68,441	0.41	–	1 .85	28.7
4.09		77,085	0.42	–	2 .17	16.4
16.34		80,377	0.42	–	2 .45	36.2
14.88		70,260	0.47	–	2 .65	28.4

10.59		113,248	0.29	–	2 .16	15.2
9.31		114,530	0.29	–	1 .90	28.7
4.16		115,406	0.30	–	2 .44	16.4
16.52		145,309	0.30	–	2 .72	36.2
14.99		166,419	0.35	–	2 .90	28.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2015 FUND
Institutional shares
2013	$10 .27	$0.22	$1.09	$1.31	($0 .23)	($0 .22)	($0 .45)	$11.13
2012	9.70	0 .20	0.73	0 .93	(0 .22)	(0.14)	(0 .36)	10.27
2011	9.71	0 .22	0.19	0 .41	(0 .22)	(0.20)	(0 .42)	9 .70
2010	8.48	0 .20	1.23	1 .43	(0 .20)	–	(0 .20)	9 .71
2009	7.52	0 .12	0.98	1 .10	(0 .14)	–	(0 .14)	8 .48
R-1 shares
2013	10.03	0 .14	1.05	1 .19	(0 .14)	(0.22)	(0 .36)	10.86
2012	9.48	0 .12	0.71	0 .83	(0 .14)	(0.14)	(0 .28)	10.03
2011	9.52	0 .14	0.17	0 .31	(0 .15)	(0.20)	(0 .35)	9 .48
2010	8.34	0 .12	1.22	1 .34	(0 .16)	–	(0 .16)	9 .52
2009	7.44	0 .08	0.95	1 .03	(0 .13)	–	(0 .13)	8 .34
R-2 shares
2013	10.08	0 .16	1.04	1 .20	(0 .16)	(0.22)	(0 .38)	10.90
2012	9.51	0 .13	0.72	0 .85	(0 .14)	(0.14)	(0 .28)	10.08
2011	9.54	0 .14	0.18	0 .32	(0 .15)	(0.20)	(0 .35)	9 .51
2010	8.35	0 .14	1.22	1 .36	(0 .17)	–	(0 .17)	9 .54
2009	7.45	0 .10	0.93	1 .03	(0 .13)	–	(0 .13)	8 .35
R-3 shares
2013	10.09	0 .16	1.07	1 .23	(0 .18)	(0.22)	(0 .40)	10.92
2012	9.54	0 .14	0.72	0 .86	(0 .17)	(0.14)	(0 .31)	10.09
2011	9.57	0 .16	0.18	0 .34	(0 .17)	(0.20)	(0 .37)	9 .54
2010	8.37	0 .15	1.22	1 .37	(0 .17)	–	(0 .17)	9 .57
2009	7.46	0 .12	0.92	1 .04	(0 .13)	–	(0 .13)	8 .37
R-4 shares
2013	10.15	0 .19	1.05	1 .24	(0 .19)	(0.22)	(0 .41)	10.98
2012	9.59	0 .18	0.71	0 .89	(0 .19)	(0.14)	(0 .33)	10.15
2011	9.61	0 .18	0.19	0 .37	(0 .19)	(0.20)	(0 .39)	9 .59
2010	8.40	0 .17	1.22	1 .39	(0 .18)	–	(0 .18)	9 .61
2009	7.47	0 .12	0.95	1 .07	(0 .14)	–	(0 .14)	8 .40
R-5 shares
2013	10.17	0 .19	1.08	1 .27	(0 .21)	(0.22)	(0 .43)	11.01
2012	9.61	0 .15	0.75	0 .90	(0 .20)	(0.14)	(0 .34)	10.17
2011	9.63	0 .21	0.16	0 .37	(0 .19)	(0.20)	(0 .39)	9 .61
2010	8.41	0 .19	1.22	1 .41	(0 .19)	–	(0 .19)	9 .63
2009	7.47	0 .14	0.94	1 .08	(0 .14)	–	(0 .14)	8 .41

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses		Investment Income
	Net Assets, End of	to Average Net		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)		Assets	Turnover Rate

13.25%	$735,777	0.04	%(c)	2 .13%	21.4%
10.01	580,784	0.04	(c)	1 .99	22.7
4.22	451,374	0.04	(c)	2 .21	14.0
17.17	362,671	0.05	(c)	2 .23	32.0
15.03	225,418	0.10	(c)	1 .56	9 .1

12.27	16,354	0.91		1 .38	21.4
9.08	15,687	0.92		1 .21	22.7
3.22	14,925	0.92		1 .47	14.0
16.21	13,567	0.92	(c)	1 .41	32.0
14.07	8,570	0.96	(c)	1 .04	9 .1

12.31	14,150	0.78		1 .57	21.4
9.26	13,920	0.79		1 .30	22.7
3.42	12,704	0.79		1 .49	14.0
16.44	11,681	0.79	(c)	1 .58	32.0
14.16	7,304	0.83	(c)	1 .36	9 .1

12.58	82,506	0.60		1 .55	21.4
9.39	66,650	0.61		1 .43	22.7
3.62	49,584	0.61		1 .62	14.0
16.58	38,096	0.61	(c)	1 .73	32.0
14.27	21,602	0.65	(c)	1 .55	9 .1

12.68	61,034	0.41		1 .83	21.4
9.63	50,724	0.42		1 .88	22.7
3.84	57,060	0.42		1 .85	14.0
16.80	42,226	0.42	(c)	1 .88	32.0
14.60	28,026	0.46	(c)	1 .54	9 .1

12.93	87,721	0.29		1 .83	21.4
9.72	66,279	0.30		1 .53	22.7
3.92	36,237	0.30		2 .12	14.0
16.99	33,843	0.30	(c)	2 .09	32.0
14.73	23,592	0.34	(c)	1 .88	9 .1

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2020 FUND
Class J shares
2013	$12.55	$0.24	$1.66	$1.90	($0 .26)	$–	($0 .26)	$14.19
2012	11.59	0 .21	0 .98	1 .19	(0 .23)	–	(0 .23)	12.55
2011	11.41	0 .21	0 .18	0 .39	(0 .21)	–	(0 .21)	11.59
2010	9.99	0 .21	1 .46	1 .67	(0 .25)	–	(0 .25)	11.41
2009	9.27	0 .22	1 .09	1 .31	(0 .23)	(0.36)	(0 .59)	9 .99
Institutional shares
2013	12.61	0 .30	1 .66	1 .96	(0 .30)	–	(0 .30)	14.27
2012	11.65	0 .25	0 .98	1 .23	(0 .27)	–	(0 .27)	12.61
2011	11.48	0 .26	0 .17	0 .43	(0 .26)	–	(0 .26)	11.65
2010	10.04	0 .26	1 .47	1 .73	(0 .29)	–	(0 .29)	11.48
2009	9.32	0 .25	1 .12	1 .37	(0 .29)	(0.36)	(0 .65)	10.04
R-1 shares
2013	12.48	0 .19	1 .64	1 .83	(0 .19)	–	(0 .19)	14.12
2012	11.53	0 .14	0 .98	1 .12	(0 .17)	–	(0 .17)	12.48
2011	11.36	0 .15	0 .18	0 .33	(0 .16)	–	(0 .16)	11.53
2010	9.96	0 .16	1 .46	1 .62	(0 .22)	–	(0 .22)	11.36
2009	9.25	0 .17	1 .11	1 .28	(0 .21)	(0.36)	(0 .57)	9 .96
R-2 shares
2013	12.47	0 .20	1 .63	1 .83	(0 .20)	–	(0 .20)	14.10
2012	11.50	0 .17	0 .97	1 .14	(0 .17)	–	(0 .17)	12.47
2011	11.33	0 .18	0 .17	0 .35	(0 .18)	–	(0 .18)	11.50
2010	9.93	0 .18	1 .44	1 .62	(0 .22)	–	(0 .22)	11.33
2009	9.20	0 .19	1 .10	1 .29	(0 .20)	(0.36)	(0 .56)	9 .93
R-3 shares
2013	12.49	0 .22	1 .64	1 .86	(0 .23)	–	(0 .23)	14.12
2012	11.54	0 .18	0 .97	1 .15	(0 .20)	–	(0 .20)	12.49
2011	11.36	0 .19	0 .19	0 .38	(0 .20)	–	(0 .20)	11.54
2010	9.96	0 .20	1 .44	1 .64	(0 .24)	–	(0 .24)	11.36
2009	9.24	0 .20	1 .11	1 .31	(0 .23)	(0.36)	(0 .59)	9 .96
R-4 shares
2013	12.51	0 .23	1 .66	1 .89	(0 .25)	–	(0 .25)	14.15
2012	11.56	0 .21	0 .97	1 .18	(0 .23)	–	(0 .23)	12.51
2011	11.39	0 .21	0 .18	0 .39	(0 .22)	–	(0 .22)	11.56
2010	9.98	0 .21	1 .46	1 .67	(0 .26)	–	(0 .26)	11.39
2009	9.26	0 .21	1 .12	1 .33	(0 .25)	(0.36)	(0 .61)	9 .98
R-5 shares
2013	12.55	0 .26	1 .66	1 .92	(0 .27)	–	(0 .27)	14.20
2012	11.60	0 .22	0 .97	1 .19	(0 .24)	–	(0 .24)	12.55
2011	11.42	0 .24	0 .17	0 .41	(0 .23)	–	(0 .23)	11.60
2010	10.00	0 .24	1 .45	1 .69	(0 .27)	–	(0 .27)	11.42
2009	9.28	0 .23	1 .11	1 .34	(0 .26)	(0.36)	(0 .62)	10.00

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

15.38%(d)		$782,787	0.35%	0 .55%	1 .84%	25.7%
10.49	(d)	655,845	0.37	0 .56	1 .73	21.9
3.45	(d)	578,376	0.39	0 .54	1 .80	8 .8
16.92	(d)	552,609	0.49	0 .55	1 .97	32.0
15.51	(d)	465,050	0.58	0 .63	2 .54	15.7

15.82		4,348,221	0.04	–	2 .22	25.7
10.84		3,856,280	0.04	–	2 .03	21.9
3.76		3,310,509	0.04	–	2.17	8.8
17.51		3,146,852	0.04	–	2 .40	32.0
16.13		2,628,327	0.09	–	2 .88	15.7

14.81		57,842	0.91	–	1 .43	25.7
9.84		62,546	0.91	–	1 .21	21.9
2.93		58,270	0.91	–	1.30	8.8
16.43		58,931	0.92	–	1 .56	32.0
15.05		50,924	0.97	–	1 .98	15.7

14.87		78,817	0.78	–	1 .51	25.7
10.06		77,610	0.78	–	1 .40	21.9
3.05		80,491	0.78	–	1.54	8.8
16.54		107,791	0.79	–	1 .70	32.0
15.34		94,161	0.84	–	2 .19	15.7

15.10		291,200	0.60	–	1 .64	25.7
10.19		263,407	0.60	–	1 .49	21.9
3.32		227,897	0.60	–	1.58	8.8
16.70		234,218	0.61	–	1 .91	32.0
15.53		212,779	0.66	–	2 .33	15.7

15.32		263,543	0.41	–	1 .74	25.7
10.40		212,684	0.41	–	1 .78	21.9
3.44		227,971	0.41	–	1.77	8.8
16.97		216,623	0.42	–	2 .00	32.0
15.73		167,470	0.47	–	2 .41	15.7

15.54		439,570	0.29	–	1 .98	25.7
10.50		384,604	0.29	–	1 .83	21.9
3.61		341,102	0.29	–	2.05	8.8
17.14		365,913	0.30	–	2 .25	32.0
15.84		356,589	0.35	–	2 .63	15.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2025 FUND
Institutional shares
2013	$10 .22	$0.22	$1.49	$1.71	($0 .22)	($0 .21)	($0 .43)	$11.50
2012	9.47	0 .19	0.82	1 .01	(0 .22)	(0.04)	(0 .26)	10.22
2011	9.45	0 .17	0.18	0 .35	(0 .19)	(0.14)	(0 .33)	9 .47
2010	8.20	0 .17	1.27	1 .44	(0 .19)	–	(0 .19)	9 .45
2009	7.27	0 .09	0.98	1 .07	(0 .14)	–	(0 .14)	8 .20
R-1 shares
2013	10.04	0 .14	1.45	1 .59	(0 .14)	(0.21)	(0 .35)	11.28
2012	9.30	0 .12	0.80	0 .92	(0 .14)	(0.04)	(0 .18)	10.04
2011	9.30	0 .10	0.16	0 .26	(0 .12)	(0.14)	(0 .26)	9 .30
2010	8.10	0 .10	1.24	1 .34	(0 .14)	–	(0 .14)	9 .30
2009	7.22	0 .06	0.94	1 .00	(0 .12)	–	(0 .12)	8 .10
R-2 shares
2013	10.06	0 .16	1.44	1 .60	(0 .16)	(0.21)	(0 .37)	11.29
2012	9.32	0 .13	0.80	0 .93	(0 .15)	(0.04)	(0 .19)	10.06
2011	9.31	0 .10	0.18	0 .28	(0 .13)	(0.14)	(0 .27)	9 .32
2010	8.11	0 .11	1.24	1 .35	(0 .15)	–	(0 .15)	9 .31
2009	7.23	0 .08	0.94	1 .02	(0 .14)	–	(0 .14)	8 .11
R-3 shares
2013	10.08	0 .15	1.47	1 .62	(0 .17)	(0.21)	(0 .38)	11.32
2012	9.35	0 .13	0.81	0 .94	(0 .17)	(0.04)	(0 .21)	10.08
2011	9.34	0 .12	0.18	0 .30	(0 .15)	(0.14)	(0 .29)	9 .35
2010	8.13	0 .12	1.25	1 .37	(0 .16)	–	(0 .16)	9 .34
2009	7.23	0 .10	0.93	1 .03	(0 .13)	–	(0 .13)	8 .13
R-4 shares
2013	10.14	0 .18	1.48	1 .66	(0 .19)	(0.21)	(0 .40)	11.40
2012	9.40	0 .19	0.77	0 .96	(0 .18)	(0.04)	(0 .22)	10.14
2011	9.39	0 .14	0.17	0 .31	(0 .16)	(0.14)	(0 .30)	9 .40
2010	8.16	0 .13	1.27	1 .40	(0 .17)	–	(0 .17)	9 .39
2009	7.25	0 .09	0.96	1 .05	(0 .14)	–	(0 .14)	8 .16
R-5 shares
2013	10.17	0 .19	1.48	1 .67	(0 .20)	(0.21)	(0 .41)	11.43
2012	9.43	0 .16	0.81	0 .97	(0 .19)	(0.04)	(0 .23)	10.17
2011	9.41	0 .16	0.17	0 .33	(0 .17)	(0.14)	(0 .31)	9 .43
2010	8.18	0 .16	1.24	1 .40	(0 .17)	–	(0 .17)	9 .41
2009	7.26	0 .13	0.92	1 .05	(0 .13)	–	(0 .13)	8 .18

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses		Investment Income
	Net Assets, End of	to Average Net		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)		Assets	Turnover Rate

17.40%	$1,067,809	0 .04	%(c)	2 .03%	22.2%
10.92	751,118	0.04	(c)	1 .95	15.4
3.72	528,466	0.04	(c)	1 .80	12.7
17.77	401,632	0.05	(c)	1 .94	25.2
15.14	233,404	0.10	(c)	1 .30	8 .5

16.33	18,515	0.91		1 .35	22.2
10.04	16,380	0.92		1 .25	15.4
2.81	15,335	0.92		1 .10	12.7
16.74	14,338	0.92	(c)	1 .16	25.2
14.22	8,486	0.96	(c)	0 .87	8 .5

16.41	19,431	0.78		1 .49	22.2
10.13	17,174	0.79		1 .38	15.4
3.02	15,375	0.79		1 .07	12.7
16.79	11,582	0.79	(c)	1 .23	25.2
14.41	6,788	0.83	(c)	1 .07	8 .5

16.65	127,846	0.60		1 .44	22.2
10.28	90,350	0.61		1 .37	15.4
3.22	62,421	0.61		1 .27	12.7
16.98	47,011	0.61	(c)	1 .41	25.2
14.60	23,811	0.65	(c)	1 .35	8 .5

16.93	72,332	0.41		1 .70	22.2
10.50	51,138	0.42		1 .95	15.4
3.33	53,261	0.42		1 .49	12.7
17.31	42,079	0.42	(c)	1 .55	25.2
14.77	23,462	0.46	(c)	1 .25	8 .5

17.04	133,941	0.29		1 .79	22.2
10.59	92,048	0.30		1 .60	15.4
3.53	56,588	0.30		1 .69	12.7
17.36	47,050	0.30	(c)	1 .87	25.2
14.86	31,597	0.34	(c)	1 .87	8 .5

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2030 FUND
Class J shares
2013	$12.39	$0.23	$2.03	$2.26	($0 .24)	$–	($0 .24)	$14.41
2012	11.43	0 .20	0 .98	1 .18	(0 .22)	–	(0 .22)	12.39
2011	11.23	0 .17	0 .21	0 .38	(0 .18)	–	(0 .18)	11.43
2010	9.75	0 .18	1 .51	1 .69	(0 .21)	–	(0 .21)	11.23
2009	9.03	0 .18	1 .08	1 .26	(0 .18)	(0.36)	(0 .54)	9 .75
Institutional shares
2013	12.44	0 .29	2 .01	2 .30	(0 .28)	–	(0 .28)	14.46
2012	11.47	0 .24	0 .99	1 .23	(0 .26)	–	(0 .26)	12.44
2011	11.28	0 .22	0 .20	0 .42	(0 .23)	–	(0 .23)	11.47
2010	9.78	0 .23	1 .52	1 .75	(0 .25)	–	(0 .25)	11.28
2009	9.07	0 .22	1 .09	1 .31	(0 .24)	(0.36)	(0 .60)	9 .78
R-1 shares
2013	12.31	0 .19	1 .98	2 .17	(0 .17)	–	(0 .17)	14.31
2012	11.35	0 .14	0 .98	1 .12	(0 .16)	–	(0 .16)	12.31
2011	11.16	0 .12	0 .20	0 .32	(0 .13)	–	(0 .13)	11.35
2010	9.70	0 .14	1 .50	1 .64	(0 .18)	–	(0 .18)	11.16
2009	8.99	0 .14	1 .09	1 .23	(0 .16)	(0.36)	(0 .52)	9 .70
R-2 shares
2013	12.33	0 .21	1 .97	2 .18	(0 .18)	–	(0 .18)	14.33
2012	11.36	0 .16	0 .98	1 .14	(0 .17)	–	(0 .17)	12.33
2011	11.17	0 .14	0 .19	0 .33	(0 .14)	–	(0 .14)	11.36
2010	9.70	0 .16	1 .50	1 .66	(0 .19)	–	(0 .19)	11.17
2009	8.97	0 .15	1 .10	1 .25	(0 .16)	(0.36)	(0 .52)	9 .70
R-3 shares
2013	12.37	0 .21	2 .01	2 .22	(0 .21)	–	(0 .21)	14.38
2012	11.41	0 .18	0 .97	1 .15	(0 .19)	–	(0 .19)	12.37
2011	11.21	0 .15	0 .21	0 .36	(0 .16)	–	(0 .16)	11.41
2010	9.74	0 .18	1 .49	1 .67	(0 .20)	–	(0 .20)	11.21
2009	9.02	0 .17	1 .09	1 .26	(0 .18)	(0.36)	(0 .54)	9 .74
R-4 shares
2013	12.68	0 .23	2 .08	2 .31	(0 .23)	–	(0 .23)	14.76
2012	11.69	0 .21	1 .00	1 .21	(0 .22)	–	(0 .22)	12.68
2011	11.49	0 .18	0 .20	0 .38	(0 .18)	–	(0 .18)	11.69
2010	9.97	0 .19	1 .55	1 .74	(0 .22)	–	(0 .22)	11.49
2009	9.22	0 .18	1 .13	1 .31	(0 .20)	(0.36)	(0 .56)	9 .97
R-5 shares
2013	12.41	0 .26	2 .01	2 .27	(0 .25)	–	(0 .25)	14.43
2012	11.45	0 .22	0 .97	1 .19	(0 .23)	–	(0 .23)	12.41
2011	11.26	0 .21	0 .18	0 .39	(0 .20)	–	(0 .20)	11.45
2010	9.77	0 .21	1 .51	1 .72	(0 .23)	–	(0 .23)	11.26
2009	9.05	0 .19	1 .10	1 .29	(0 .21)	(0.36)	(0 .57)	9 .77

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

18.54%(d)		$867,848	0.36%	0 .56%	1 .76%	25.1%
10.56	(d)	677,464	0.40	0 .59	1 .66	20.0
3.34	(d)	566,181	0.41	0 .56	1 .47	10.7
17.53	(d)	515,947	0.51	0 .58	1 .74	32.1
15.32	(d)	410,442	0.61	0 .66	2 .17	9 .5

18.85		4,198,702	0.04	–	2 .17	25.1
11.03		3,573,298	0.04	–	2 .02	20.0
3.66		3,001,123	0.04	–	1 .87	10.7
18.17		2,804,667	0.04	–	2 .23	32.1
15.88		2,333,820	0.09	–	2.55	9.5

17.83		47,197	0.91	–	1 .41	25.1
10.01		53,082	0.91	–	1 .22	20.0
2.85		50,502	0.91	–	1 .00	10.7
17.11		50,109	0.92	–	1 .34	32.1
14.91		41,365	0.97	–	1.66	9.5

17.93		75,964	0.78	–	1 .55	25.1
10.17		76,588	0.78	–	1 .40	20.0
2.94		79,776	0.78	–	1 .22	10.7
17.27		99,779	0.79	–	1 .52	32.1
15.16		88,072	0.84	–	1.83	9.5

18.22		263,892	0.60	–	1 .59	25.1
10.31		230,818	0.60	–	1 .52	20.0
3.21		208,383	0.60	–	1 .30	10.7
17.40		222,202	0.61	–	1 .73	32.1
15.32		193,474	0.66	–	2.00	9.5

18.50		246,295	0.41	–	1 .69	25.1
10.55		197,788	0.41	–	1 .77	20.0
3.33		199,240	0.41	–	1 .50	10.7
17.67		194,301	0.42	–	1 .83	32.1
15.52		153,804	0.47	–	2.10	9.5

18.60		416,542	0.29	–	1 .93	25.1
10.65		346,730	0.29	–	1 .81	20.0
3.42		305,169	0.29	–	1 .78	10.7
17.85		337,439	0.30	–	2 .06	32.1
15.68		316,224	0.35	–	2.23	9.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2035 FUND
Institutional shares
2013	$10 .12	$0.21	$1.82	$2.03	($0 .22)	($0 .18)	($0 .40)	$11.75
2012	9.33	0 .17	0.85	1 .02	(0 .20)	(0.03)	(0 .23)	10.12
2011	9.32	0 .16	0.17	0 .33	(0 .16)	(0.16)	(0 .32)	9 .33
2010	8.05	0 .15	1.29	1 .44	(0 .17)	–	(0 .17)	9 .32
2009	7.13	0 .07	0.99	1 .06	(0 .14)	–	(0 .14)	8 .05
R-1 shares
2013	9.95	0 .14	1.76	1 .90	(0 .13)	(0.18)	(0 .31)	11.54
2012	9.18	0 .10	0.82	0 .92	(0 .12)	(0.03)	(0 .15)	9 .95
2011	9.18	0 .08	0.17	0 .25	(0 .09)	(0.16)	(0 .25)	9 .18
2010	7.96	0 .08	1.26	1 .34	(0 .12)	–	(0 .12)	9 .18
2009	7.10	0 .04	0.94	0 .98	(0 .12)	–	(0 .12)	7 .96
R-2 shares
2013	9.96	0 .14	1.78	1 .92	(0 .16)	(0.18)	(0 .34)	11.54
2012	9.19	0 .11	0.82	0 .93	(0 .13)	(0.03)	(0 .16)	9 .96
2011	9.18	0 .08	0.19	0 .27	(0 .10)	(0.16)	(0 .26)	9 .19
2010	7.96	0 .09	1.26	1 .35	(0 .13)	–	(0 .13)	9 .18
2009	7.10	0 .03	0.96	0 .99	(0 .13)	–	(0 .13)	7 .96
R-3 shares
2013	10.00	0 .14	1.81	1 .95	(0 .17)	(0.18)	(0 .35)	11.60
2012	9.23	0 .12	0.83	0 .95	(0 .15)	(0.03)	(0 .18)	10.00
2011	9.23	0 .10	0.18	0 .28	(0 .12)	(0.16)	(0 .28)	9 .23
2010	7.99	0 .11	1.27	1 .38	(0 .14)	–	(0 .14)	9 .23
2009	7.10	0 .08	0.93	1 .01	(0 .12)	–	(0 .12)	7 .99
R-4 shares
2013	10.05	0 .17	1.81	1 .98	(0 .19)	(0.18)	(0 .37)	11.66
2012	9.27	0 .16	0.81	0 .97	(0 .16)	(0.03)	(0 .19)	10.05
2011	9.26	0 .13	0.17	0 .30	(0 .13)	(0.16)	(0 .29)	9 .27
2010	8.02	0 .11	1.27	1 .38	(0 .14)	–	(0 .14)	9 .26
2009	7.12	0 .09	0.94	1 .03	(0 .13)	–	(0 .13)	8 .02
R-5 shares
2013	10.08	0 .18	1.81	1 .99	(0 .20)	(0.18)	(0 .38)	11.69
2012	9.30	0 .14	0.85	0 .99	(0 .18)	(0.03)	(0 .21)	10.08
2011	9.29	0 .14	0.17	0 .31	(0 .14)	(0.16)	(0 .30)	9 .30
2010	8.04	0 .14	1.26	1 .40	(0 .15)	–	(0 .15)	9 .29
2009	7.13	0 .11	0.93	1 .04	(0 .13)	–	(0 .13)	8 .04

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses		Investment Income
	Net Assets, End of	to Average Net		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)		Assets	Turnover Rate

20.69%	$734,686	0.04	%(c)	1 .94%	22.2%
11.23	490,889	0.04	(c)	1 .78	13.0
3.48	335,624	0.05	(c)	1 .62	6 .1
18.04	248,902	0.05	(c)	1 .71	25.0
15.17	143,330	0.10	(c)	0 .95	7 .0

19.61	14,704	0.91		1 .28	22.2
10.23	14,603	0.92		1 .01	13.0
2.68	12,855	0.92		0 .85	6 .1
16.99	11,246	0.92	(c)	0 .89	25.0
14.10	6,405	0.97	(c)	0 .55	7 .0

19.77	11,998	0.78		1 .30	22.2
10.30	9,549	0.79		1 .10	13.0
2.89	7,776	0.79		0 .89	6 .1
17.10	6,266	0.79	(c)	1 .03	25.0
14.23	3,378	0.84	(c)	0 .46	7 .0

20.03	91,530	0.60		1 .36	22.2
10.55	62,383	0.61		1 .26	13.0
2.95	44,844	0.61		1 .09	6 .1
17.37	34,593	0.61	(c)	1 .23	25.0
14.61	19,038	0.66	(c)	1 .20	7 .0

20.25	53,662	0.41		1 .61	22.2
10.79	40,305	0.42		1 .70	13.0
3.20	36,070	0.42		1 .32	6 .1
17.43	29,669	0.42	(c)	1 .28	25.0
14.77	15,202	0.47	(c)	1 .27	7 .0

20.32	95,411	0.29		1 .65	22.2
10.90	57,005	0.30		1 .45	13.0
3.29	35,360	0.30		1 .44	6 .1
17.62	26,306	0.30	(c)	1 .63	25.0
14.91	17,760	0.35	(c)	1 .49	7 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2040 FUND
Class J shares
2013	$12.50	$0.22	$2.41	$2.63	($0 .23)	$–	($0 .23)	$14.90
2012	11.49	0 .17	1 .04	1 .21	(0 .20)	–	(0 .20)	12.50
2011	11.29	0 .15	0 .20	0 .35	(0 .15)	–	(0 .15)	11.49
2010	9.76	0 .15	1 .56	1 .71	(0 .18)	–	(0 .18)	11.29
2009	9.03	0 .15	1 .07	1 .22	(0 .15)	(0.34)	(0 .49)	9 .76
Institutional shares
2013	12.59	0 .28	2 .42	2 .70	(0 .27)	–	(0 .27)	15.02
2012	11.57	0 .22	1 .04	1 .26	(0 .24)	–	(0 .24)	12.59
2011	11.37	0 .20	0 .20	0 .40	(0 .20)	–	(0 .20)	11.57
2010	9.82	0 .21	1 .56	1 .77	(0 .22)	–	(0 .22)	11.37
2009	9.09	0 .19	1 .09	1 .28	(0 .21)	(0.34)	(0 .55)	9 .82
R-1 shares
2013	12.44	0 .17	2 .38	2 .55	(0 .16)	–	(0 .16)	14.83
2012	11.42	0 .12	1 .04	1 .16	(0 .14)	–	(0 .14)	12.44
2011	11.24	0 .10	0 .18	0 .28	(0 .10)	–	(0 .10)	11.42
2010	9.73	0 .12	1 .54	1 .66	(0 .15)	–	(0 .15)	11.24
2009	9.01	0 .11	1 .08	1 .19	(0 .13)	(0.34)	(0 .47)	9 .73
R-2 shares
2013	12.45	0 .19	2 .38	2 .57	(0 .18)	–	(0 .18)	14.84
2012	11.43	0 .14	1 .03	1 .17	(0 .15)	–	(0 .15)	12.45
2011	11.24	0 .12	0 .18	0 .30	(0 .11)	–	(0 .11)	11.43
2010	9.73	0 .14	1 .53	1 .67	(0 .16)	–	(0 .16)	11.24
2009	8.99	0 .13	1 .08	1 .21	(0 .13)	(0.34)	(0 .47)	9 .73
R-3 shares
2013	12.45	0 .20	2 .39	2 .59	(0 .20)	–	(0 .20)	14.84
2012	11.44	0 .16	1 .02	1 .18	(0 .17)	–	(0 .17)	12.45
2011	11.24	0 .13	0 .20	0 .33	(0 .13)	–	(0 .13)	11.44
2010	9.73	0 .15	1 .54	1 .69	(0 .18)	–	(0 .18)	11.24
2009	9.01	0 .14	1 .08	1 .22	(0 .16)	(0.34)	(0 .50)	9 .73
R-4 shares
2013	12.47	0 .22	2 .41	2 .63	(0 .23)	–	(0 .23)	14.87
2012	11.46	0 .18	1 .03	1 .21	(0 .20)	–	(0 .20)	12.47
2011	11.27	0 .15	0 .20	0 .35	(0 .16)	–	(0 .16)	11.46
2010	9.74	0 .17	1 .55	1 .72	(0 .19)	–	(0 .19)	11.27
2009	9.02	0 .14	1 .09	1 .23	(0 .17)	(0.34)	(0 .51)	9 .74
R-5 shares
2013	12.54	0 .25	2 .40	2 .65	(0 .24)	–	(0 .24)	14.95
2012	11.52	0 .19	1 .04	1 .23	(0 .21)	–	(0 .21)	12.54
2011	11.32	0 .20	0 .17	0 .37	(0 .17)	–	(0 .17)	11.52
2010	9.79	0 .18	1 .55	1 .73	(0 .20)	–	(0 .20)	11.32
2009	9.06	0 .16	1 .09	1 .25	(0 .18)	(0.34)	(0 .52)	9 .79

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

21.35%(d)		$484,414	0.40%	0 .60%	1 .63%	30.1%
10.71	(d)	361,253	0.45	0 .64	1 .40	12.5
3.03	(d)	286,387	0.46	0 .60	1 .23	12.6
17.64	(d)	246,236	0.56	0 .63	1 .46	31.4
14.73	(d)	186,499	0.66	0 .71	1 .82	5 .8

21.87		2,718,326	0.04	–	2 .07	30.1
11.18		2,235,924	0.04	–	1 .83	12.5
3.46		1,851,739	0.04	–	1 .69	12.6
18.27		1,716,164	0.04	–	2 .02	31.4
15.45		1,387,751	0.09	–	2.20	5.8

20.71		33,757	0.91	–	1 .26	30.1
10.29		37,999	0.91	–	0 .98	12.5
2.51		33,918	0.91	–	0 .81	12.6
17.26		32,593	0.92	–	1 .12	31.4
14.41		25,814	0.97	–	1.28	5.8

20.94		55,940	0.78	–	1 .40	30.1
10.36		47,947	0.78	–	1 .17	12.5
2.68		45,698	0.78	–	1 .02	12.6
17.33		55,281	0.79	–	1 .31	31.4
14.65		46,331	0.84	–	1.48	5.8

21.11		151,677	0.60	–	1 .50	30.1
10.54		132,770	0.60	–	1 .36	12.5
2.94		122,973	0.60	–	1 .10	12.6
17.50		125,392	0.61	–	1 .47	31.4
14.77		104,315	0.66	–	1.64	5.8

21.39		153,849	0.41	–	1 .59	30.1
10.76		123,706	0.41	–	1 .53	12.5
3.06		111,132	0.41	–	1 .29	12.6
17.87		101,237	0.42	–	1 .67	31.4
14.98		86,178	0.47	–	1.69	5.8

21.50		260,420	0.29	–	1 .84	30.1
10.93		204,880	0.29	–	1 .63	12.5
3.24		177,248	0.29	–	1 .68	12.6
17.89		200,260	0.30	–	1 .74	31.4
15.16		165,669	0.35	–	1.85	5.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying footnotes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2045 FUND
Institutional shares
2013	$10 .06	$0.20	$2.00	$2.20	($0 .21)	($0 .15)	($0 .36)	$11.90
2012	9.26	0 .16	0.85	1 .01	(0 .18)	(0.03)	(0 .21)	10.06
2011	9.23	0 .14	0.19	0 .33	(0 .14)	(0.16)	(0 .30)	9 .26
2010	7.95	0 .13	1.30	1 .43	(0 .15)	–	(0 .15)	9 .23
2009	7.04	0 .05	0.99	1 .04	(0 .13)	–	(0 .13)	7 .95
R-1 shares
2013	9.82	0 .14	1.92	2 .06	(0 .14)	(0.15)	(0 .29)	11.59
2012	9.04	0 .08	0.84	0 .92	(0 .11)	(0.03)	(0 .14)	9 .82
2011	9.05	0 .06	0.17	0 .23	(0 .08)	(0.16)	(0 .24)	9 .04
2010	7.82	0 .05	1.29	1 .34	(0 .11)	–	(0 .11)	9 .05
2009	6.97	0 .01	0.96	0 .97	(0 .12)	–	(0 .12)	7 .82
R-2 shares
2013	9.84	0 .14	1.94	2 .08	(0 .16)	(0.15)	(0 .31)	11.61
2012	9.06	0 .08	0.85	0 .93	(0 .12)	(0.03)	(0 .15)	9 .84
2011	9.06	0 .07	0.18	0 .25	(0 .09)	(0.16)	(0 .25)	9 .06
2010	7.83	0 .07	1.28	1 .35	(0 .12)	–	(0 .12)	9 .06
2009	6.98	0 .03	0.95	0 .98	(0 .13)	–	(0 .13)	7 .83
R-3 shares
2013	9.89	0 .14	1.96	2 .10	(0 .16)	(0.15)	(0 .31)	11.68
2012	9.11	0 .12	0.83	0 .95	(0 .14)	(0.03)	(0 .17)	9 .89
2011	9.10	0 .09	0.18	0 .27	(0 .10)	(0.16)	(0 .26)	9 .11
2010	7.85	0 .10	1.27	1 .37	(0 .12)	–	(0 .12)	9 .10
2009	6.99	0 .08	0.90	0 .98	(0 .12)	–	(0 .12)	7 .85
R-4 shares
2013	9.94	0 .18	1.96	2 .14	(0 .19)	(0.15)	(0 .34)	11.74
2012	9.15	0 .11	0.86	0 .97	(0 .15)	(0.03)	(0 .18)	9 .94
2011	9.14	0 .11	0.18	0 .29	(0 .12)	(0.16)	(0 .28)	9 .15
2010	7.88	0 .09	1.30	1 .39	(0 .13)	–	(0 .13)	9 .14
2009	7.00	0 .08	0.92	1 .00	(0 .12)	–	(0 .12)	7 .88
R-5 shares
2013	9.97	0 .16	1.98	2 .14	(0 .19)	(0.15)	(0 .34)	11.77
2012	9.17	0 .13	0.86	0 .99	(0 .16)	(0.03)	(0 .19)	9 .97
2011	9.16	0 .12	0.18	0 .30	(0 .13)	(0.16)	(0 .29)	9 .17
2010	7.90	0 .12	1.28	1 .40	(0 .14)	–	(0 .14)	9 .16
2009	7.01	0 .07	0.95	1 .02	(0 .13)	–	(0 .13)	7 .90

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
		Ratio of Expenses		Investment Income
	Net Assets, End of	to Average Net		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets(b)		Assets	Turnover Rate

22.58%	$399,463	0.05	%(c)	1 .87%	23.3%
11.27	244,484	0.05	(c)	1 .63	8 .1
3.57	154,522	0.06	(c)	1 .48	4 .5
18.22	105,004	0.08	(c)	1 .50	23.8
15.09	53,836	0.10	(c)	0 .69	4 .8

21.44	9,201	0.92		1 .28	23.3
10.40	9,027	0.92		0 .85	8 .1
2.53	7,195	0.92	(c)	0 .70	4 .5
17.33	5,821	0.93	(c)	0 .65	23.8
14.23	2,675	0.97	(c)	0 .18	4 .8

21.65	9,204	0.79		1 .29	23.3
10.53	6,674	0.79		0 .89	8 .1
2.73	4,130	0.79	(c)	0 .71	4 .5
17.42	2,780	0.80	(c)	0 .79	23.8
14.32	1,160	0.84	(c)	0 .38	4 .8

21.79	46,505	0.61		1 .35	23.3
10.69	30,592	0.61		1 .32	8 .1
2.96	28,181	0.61	(c)	0 .96	4 .5
17.64	20,005	0.62	(c)	1 .16	23.8
14.40	11,557	0.66	(c)	1 .21	4 .8

22.11	27,277	0.42		1 .68	23.3
10.90	29,088	0.42		1 .20	8 .1
3.10	16,819	0.42	(c)	1 .17	4 .5
17.84	12,730	0.43	(c)	1 .08	23.8
14.68	5,832	0.47	(c)	1 .13	4 .8

22.13	69,834	0.30		1 .52	23.3
11.15	28,899	0.30		1 .36	8 .1
3.19	17,728	0.30	(c)	1 .26	4 .5
17.91	11,045	0.31	(c)	1 .45	23.8
14.87	6,559	0.35	(c)	0 .95	4 .8

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2050 FUND
Class J shares
2013	$11.81	$0.20	$2.45	$2.65	($0 .21)	$–	($0 .21)	$14.25
2012	10.82	0 .13	1 .02	1 .15	(0 .16)	–	(0 .16)	11.81
2011	10.64	0 .11	0 .18	0 .29	(0 .11)	–	(0 .11)	10.82
2010	9.17	0 .11	1 .50	1 .61	(0 .14)	–	(0 .14)	10.64
2009	8.53	0 .12	1 .00	1 .12	(0 .12)	(0.36)	(0 .48)	9 .17
Institutional shares
2013	12.07	0 .27	2 .49	2 .76	(0 .26)	–	(0 .26)	14.57
2012	11.05	0 .20	1 .04	1 .24	(0 .22)	–	(0 .22)	12.07
2011	10.86	0 .18	0 .18	0 .36	(0 .17)	–	(0 .17)	11.05
2010	9.34	0 .18	1 .53	1 .71	(0 .19)	–	(0 .19)	10.86
2009	8.70	0 .16	1 .02	1 .18	(0 .18)	(0.36)	(0 .54)	9 .34
R-1 shares
2013	11.92	0 .16	2 .46	2 .62	(0 .15)	–	(0 .15)	14.39
2012	10.91	0 .10	1 .03	1 .13	(0 .12)	–	(0 .12)	11.92
2011	10.74	0 .08	0 .18	0 .26	(0 .09)	–	(0 .09)	10.91
2010	9.26	0 .09	1 .52	1 .61	(0 .13)	–	(0 .13)	10.74
2009	8.62	0 .08	1 .03	1 .11	(0 .11)	(0.36)	(0 .47)	9 .26
R-2 shares
2013	11.94	0 .18	2 .46	2 .64	(0 .18)	–	(0 .18)	14.40
2012	10.92	0 .12	1 .03	1 .15	(0 .13)	–	(0 .13)	11.94
2011	10.74	0 .10	0 .17	0 .27	(0 .09)	–	(0 .09)	10.92
2010	9.26	0 .11	1 .50	1 .61	(0 .13)	–	(0 .13)	10.74
2009	8.61	0 .11	1 .01	1 .12	(0 .11)	(0.36)	(0 .47)	9 .26
R-3 shares
2013	11.95	0 .19	2 .47	2 .66	(0 .19)	–	(0 .19)	14.42
2012	10.95	0 .14	1 .01	1 .15	(0 .15)	–	(0 .15)	11.95
2011	10.76	0 .11	0 .19	0 .30	(0 .11)	–	(0 .11)	10.95
2010	9.27	0 .13	1 .51	1 .64	(0 .15)	–	(0 .15)	10.76
2009	8.63	0 .12	1 .01	1 .13	(0 .13)	(0.36)	(0 .49)	9 .27
R-4 shares
2013	11.99	0 .21	2 .50	2 .71	(0 .22)	–	(0 .22)	14.48
2012	10.99	0 .15	1 .03	1 .18	(0 .18)	–	(0 .18)	11.99
2011	10.80	0 .13	0 .19	0 .32	(0 .13)	–	(0 .13)	10.99
2010	9.30	0 .15	1 .51	1 .66	(0 .16)	–	(0 .16)	10.80
2009	8.66	0 .13	1 .02	1 .15	(0 .15)	(0.36)	(0 .51)	9 .30
R-5 shares
2013	12.03	0 .23	2 .48	2 .71	(0 .23)	–	(0 .23)	14.51
2012	11.01	0 .17	1 .04	1 .21	(0 .19)	–	(0 .19)	12.03
2011	10.82	0 .16	0 .18	0 .34	(0 .15)	–	(0 .15)	11.01
2010	9.32	0 .15	1 .52	1 .67	(0 .17)	–	(0 .17)	10.82
2009	8.67	0 .13	1 .04	1 .17	(0 .16)	(0.36)	(0 .52)	9 .32

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

22.73%(d)		$124,651	0.51%	0 .71%	1 .51%	29.5%
10.84	(d)	88,494	0.56	0 .76	1 .16	10.5
2.74	(d)	67,553	0.58	0 .72	0 .98	15.5
17.69	(d)	54,059	0.68	0 .74	1 .12	30.1
14.26	(d)	37,434	0.78	0 .83	1 .54	15.2

23.28		1,370,372	0.04	–	2 .01	29.5
11.45		1,031,138	0.04	–	1 .72	10.5
3.30		829,516	0.04	–	1 .58	15.5
18.51		788,351	0.04	–	1 .83	30.1
14.95		629,384	0.10	–	2 .02	15.2

22.20		16,286	0.91	–	1 .19	29.5
10.49		17,885	0.91	–	0 .84	10.5
2.38		14,614	0.92	–	0 .67	15.5
17.49		13,401	0.92	–	0 .90	30.1
14.01		9,869	0.97	–	1 .03	15.2

22.39		29,353	0.78	–	1 .35	29.5
10.64		21,922	0.78	–	1 .04	10.5
2.52		20,121	0.79	–	0 .90	15.5
17.55		24,165	0.79	–	1 .13	30.1
14.17		20,114	0.84	–	1 .33	15.2

22.59		68,416	0.60	–	1 .43	29.5
10.73		52,457	0.60	–	1 .26	10.5
2.79		46,829	0.61	–	0 .94	15.5
17.82		42,918	0.61	–	1 .30	30.1
14.36		35,212	0.66	–	1 .45	15.2

22.93		69,616	0.41	–	1 .60	29.5
10.91		57,975	0.41	–	1 .30	10.5
2.96		45,442	0.42	–	1 .15	15.5
18.05		39,183	0.42	–	1 .50	30.1
14.55		33,076	0.47	–	1 .56	15.2

22.91		133,924	0.29	–	1 .76	29.5
11.19		90,201	0.29	–	1 .48	10.5
3.08		72,123	0.30	–	1 .42	15.5
18.11		71,470	0.30	–	1 .55	30.1
14.78		58,596	0.35	–	1 .59	15.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2055 FUND
Institutional shares
2013	$10 .02	$0.19	$2.09	$2.28	($0 .21)	($0 .11)	($0 .32)	$11.98
2012	9.22	0 .14	0.87	1 .01	(0 .17)	(0.04)	(0 .21)	10.02
2011	9.21	0 .13	0.14	0 .27	(0 .13)	(0.13)	(0 .26)	9 .22
2010	7.93	0 .12	1.31	1 .43	(0 .15)	–	(0 .15)	9 .21
2009	6.99	0 .06	1.00	1 .06	(0 .12)	–	(0 .12)	7 .93
R-1 shares
2013	9.78	0 .13	2.00	2 .13	(0 .14)	(0.11)	(0 .25)	11.66
2012	9.01	0 .07	0.85	0 .92	(0 .11)	(0.04)	(0 .15)	9 .78
2011	9.02	0 .04	0.15	0 .19	(0 .07)	(0.13)	(0 .20)	9 .01
2010	7.80	0 .06	1.27	1 .33	(0 .11)	–	(0 .11)	9 .02
2009	6.95	0 .02	0.95	0 .97	(0 .12)	–	(0 .12)	7 .80
R-2 shares
2013	9.81	0 .13	2.03	2 .16	(0 .16)	(0.11)	(0 .27)	11.70
2012	9.02	0 .06	0.87	0 .93	(0 .10)	(0.04)	(0 .14)	9 .81
2011	9.05	0 .07	0.13	0 .20	(0 .10)	(0.13)	(0 .23)	9 .02
2010	7.82	0 .02	1.33	1 .35	(0 .12)	–	(0 .12)	9 .05
2009	6.95	0 .03	0.96	0 .99	(0 .12)	–	(0 .12)	7 .82
R-3 shares
2013	9.86	0 .12	2.07	2 .19	(0 .17)	(0.11)	(0 .28)	11.77
2012	9.08	0 .08	0.87	0 .95	(0 .13)	(0.04)	(0 .17)	9 .86
2011	9.09	0 .08	0.13	0 .21	(0 .09)	(0.13)	(0 .22)	9 .08
2010	7.85	0 .09	1.28	1 .37	(0 .13)	–	(0 .13)	9 .09
2009	6.96	0 .02	0.99	1 .01	(0 .12)	–	(0 .12)	7 .85
R-4 shares
2013	9.91	0 .15	2.06	2 .21	(0 .18)	(0.11)	(0 .29)	11.83
2012	9.12	0 .11	0.86	0 .97	(0 .14)	(0.04)	(0 .18)	9 .91
2011	9.12	0 .09	0.15	0 .24	(0 .11)	(0.13)	(0 .24)	9 .12
2010	7.88	0 .09	1.29	1 .38	(0 .14)	–	(0 .14)	9 .12
2009	6.97	0 .02	1.01	1 .03	(0 .12)	–	(0 .12)	7 .88
R-5 shares
2013	9.93	0 .15	2.08	2 .23	(0 .19)	(0.11)	(0 .30)	11.86
2012	9.15	0 .10	0.87	0 .97	(0 .15)	(0.04)	(0 .19)	9 .93
2011	9.14	0 .11	0.15	0 .26	(0 .12)	(0.13)	(0 .25)	9 .15
2010	7.89	0 .11	1.28	1 .39	(0 .14)	–	(0 .14)	9 .14
2009	6.98	0 .09	0.94	1 .03	(0 .12)	–	(0 .12)	7 .89

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
	Net Assets, End of	Ratio of Expenses		Investment Income
	Period (in	to Average Net		to Average Net	Portfolio
Total Return	thousands)	Assets(b)		Assets	Turnover Rate

23.32%	$84,497	0.09	%(c)	1.77%	29.1%
11.27	47,528	0.08	(c)	1.46	15.1
2.97	26,746	0.08	(c)	1.35	22.5
18.18	17,421	0.08	(c)	1.35	44.0
15.43	8,036	0.08	(c)	0.78	34.0

22.21	1,453	0.93	(c)	1.21	29.1
10.36	1,148	0.94	(c)	0.79	15.1
2.06	868	0.96	(c)	0.48	22.5
17.22	532	0.96	(c)	0.76	44.0
14.21	382	0.80	(c)	0.29	34.0

22.47	1,142	0.80	(c)	1.26	29.1
10.43	715	0.81	(c)	0.59	15.1
2.16	345	0.83	(c)	0.70	22.5
17.38	398	0.83	(c)	0.26	44.0
14 .50	71	0 .70	(c)	0 .42	34 .0

22.65	7,790	0.62	(c)	1.13	29.1
10.69	3,765	0.63	(c)	0.83	15.1
2.33	2,066	0.65	(c)	0.82	22.5
17.54	1,345	0.65	(c)	1.12	44.0
14.77	906	0.52	(c)	0.33	34.0

22.84	6,590	0.43	(c)	1.37	29.1
10.89	3,511	0.44	(c)	1.18	15.1
2.61	2,397	0.46	(c)	0.99	22.5
17.64	1,477	0.46	(c)	1.07	44.0
15.04	764	0.23	(c)	0.33	34.0

23.01	11,694	0.31	(c)	1.36	29.1
10.91	4,519	0.32	(c)	1.07	15.1
2.80	2,023	0.34	(c)	1.17	22.5
17.82	1,398	0.34	(c)	1.30	44.0
15.02	917	0.20	(c)	1.27	34.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized
		Value,	Investment	and Unrealized	Total From	Net Asset			Net Assets, End of
		Beginning of	Income	Gain (Loss) on	Investment	Value, End			Period (in
		Period	(Loss)(a)	Investments Operations of Period			Total Return		thousands)
PRINCIPAL LIFETIME 2060 FUND
Class J shares
2013	(b)	$10.00	$–	$1.50	$1.50	$11.50	15.00%(c),(d)		$662
Institutional shares
2013	(b)	10.00	0.02	1 .50	1.52	11.52	15.20	(c)	13
R-1 shares
2013	(b)	10.00	(0.04)	1 .49	1.45	11.45	14.50	(c)	11
R-2 shares
2013	(b)	10.00	(0.03)	1 .49	1.46	11.46	14.60	(c)	11
R-3 shares
2013	(b)	10.00	(0.02)	1 .52	1.50	11.50	15.00	(c)	69
R-4 shares
2013	(b)	10.00	(0.01)	1 .50	1.49	11.49	14.90	(c)	11
R-5 shares
2013	(b)	10.00	–	1 .50	1 .50	11 .50	15 .00	(c)	12

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

		Ratio of Net
Ratio of Expenses		Investment Income
to Average Net		to Average Net		Portfolio
Assets		Assets		Turnover Rate
0.41%(e),(f)		(0.04	)%(e)	42.5	%(e)
0 .13 (e)	,(f)	0 .25	(e)	42.5	(e)
0 .96 (e)	,(f)	(0 .59	) (e)	42.5	(e)
0 .83 (e)	,(f)	(0 .46	) (e)	42.5	(e)
0 .65 (e)	,(f)	(0 .26	) (e)	42.5	(e)
0 .46 (e)	,(f)	(0 .10	) (e)	42.5	(e)
0 .34 (e)	,(f)	0 .02	(e)	42.5	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from March 1, 2013, date operations commenced, through October 31, 2013.
(c)	Total return amounts have not been annualized.
(d)	Total return is calculated without the contingent deferred sales charge.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class J shares
2013	$11.47	$0.26	$0.34	$0.60	($0 .26)	$–	($0 .26)	$11.81
2012	10.89	0 .21	0 .64	0 .85	(0 .27)	–	(0 .27)	11.47
2011	10.82	0 .30	0 .06	0 .36	(0 .29)	–	(0 .29)	10.89
2010	9.84	0 .31	1 .00	1 .31	(0 .33)	–	(0 .33)	10.82
2009	9.33	0 .26	0 .82	1 .08	(0 .44)	(0.13)	(0 .57)	9 .84
Institutional shares
2013	11.55	0 .30	0 .34	0 .64	(0 .30)	–	(0 .30)	11.89
2012	10.96	0 .25	0 .66	0 .91	(0 .32)	–	(0 .32)	11.55
2011	10.89	0 .35	0 .06	0 .41	(0 .34)	–	(0 .34)	10.96
2010	9.91	0 .35	1 .01	1 .36	(0 .38)	–	(0 .38)	10.89
2009	9.40	0 .30	0 .84	1 .14	(0 .50)	(0.13)	(0 .63)	9 .91
R-1 shares
2013	11.46	0 .20	0 .34	0 .54	(0 .19)	–	(0 .19)	11.81
2012	10.87	0 .17	0 .63	0 .80	(0 .21)	–	(0 .21)	11.46
2011	10.80	0 .25	0 .07	0 .32	(0 .25)	–	(0 .25)	10.87
2010	9.86	0 .25	1 .00	1 .25	(0 .31)	–	(0 .31)	10.80
2009	9.32	0 .22	0 .84	1 .06	(0 .39)	(0.13)	(0 .52)	9 .86
R-2 shares
2013	11.47	0 .22	0 .34	0 .56	(0 .21)	–	(0 .21)	11.82
2012	10.89	0 .17	0 .64	0 .81	(0 .23)	–	(0 .23)	11.47
2011	10.79	0 .27	0 .07	0 .34	(0 .24)	–	(0 .24)	10.89
2010	9.83	0 .30	0 .96	1 .26	(0 .30)	–	(0 .30)	10.79
2009	9.30	0 .23	0 .84	1 .07	(0 .41)	(0.13)	(0 .54)	9 .83
R-3 shares
2013	11.42	0 .22	0 .35	0 .57	(0 .24)	–	(0 .24)	11.75
2012	10.83	0 .18	0 .66	0 .84	(0 .25)	–	(0 .25)	11.42
2011	10.77	0 .28	0 .07	0 .35	(0 .29)	–	(0 .29)	10.83
2010	9.81	0 .30	0 .98	1 .28	(0 .32)	–	(0 .32)	10.77
2009	9.30	0 .25	0 .83	1 .08	(0 .44)	(0.13)	(0 .57)	9 .81
R-4 shares
2013	11.44	0 .25	0 .35	0 .60	(0 .25)	–	(0 .25)	11.79
2012	10.87	0 .23	0 .62	0 .85	(0 .28)	–	(0 .28)	11.44
2011	10.80	0 .30	0 .07	0 .37	(0 .30)	–	(0 .30)	10.87
2010	9.83	0 .31	1 .00	1 .31	(0 .34)	–	(0 .34)	10.80
2009	9.33	0 .26	0 .84	1 .10	(0 .47)	(0.13)	(0 .60)	9 .83
R-5 shares
2013	11.52	0 .27	0 .34	0 .61	(0 .27)	–	(0 .27)	11.86
2012	10.93	0 .22	0 .66	0 .88	(0 .29)	–	(0 .29)	11.52
2011	10.87	0 .32	0 .06	0 .38	(0 .32)	–	(0 .32)	10.93
2010	9.89	0 .35	0 .98	1 .33	(0 .35)	–	(0 .35)	10.87
2009	9.38	0 .28	0 .83	1 .11	(0 .47)	(0.13)	(0 .60)	9 .89

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

5.30%(d)		$73,093	0.37%	0 .57%	2 .22%	14.6%
8.05	(d)	70,563	0.42	0 .62	1 .91	31.1
3.45	(d)	64,917	0.44	0 .58	2 .79	19.8
13.62	(d)	61,486	0.51	0 .57	3 .05	46.9
12.58	(d)	55,434	0.62	0 .67	2 .91	35.9

5.64		543,521	0.04	–	2 .57	14.6
8.52		551,533	0.04	–	2 .25	31.1
3.88		468,065	0.04	–	3 .18	19.8
14.08		459,110	0.04	–	3 .42	46.9
13.23		365,053	0.10	–	3 .32	35.9

4.79		9,473	0.91	–	1 .77	14.6
7.55		10,740	0.92	–	1 .51	31.1
3.00		11,393	0.92	–	2 .33	19.8
13.03		11,735	0.92	–	2 .48	46.9
12.25		8,850	0.98	–	2 .43	35.9

4.93		9,572	0.78	–	1 .93	14.6
7.63		11,148	0.79	–	1 .57	31.1
3.20		11,365	0.79	–	2 .53	19.8
13.15		16,425	0.79	–	3 .00	46.9
12.47		19,416	0.85	–	2 .62	35.9

5.04		38,997	0.60	–	1 .95	14.6
7.97		39,193	0.61	–	1 .66	31.1
3.30		32,636	0.61	–	2 .60	19.8
13.43		31,798	0.61	–	2 .91	46.9
12.59		26,642	0.67	–	2 .79	35.9

5.33		22,865	0.41	–	2 .18	14.6
8.01		24,227	0.42	–	2 .08	31.1
3.51		28,249	0.42	–	2 .77	19.8
13.73		27,722	0.42	–	3 .04	46.9
12.80		23,304	0.48	–	2 .95	35.9

5.39		45,658	0.29	–	2 .34	14.6
8.26		43,874	0.30	–	2 .00	31.1
3.54		38,375	0.30	–	2 .99	19.8
13.86		37,720	0.30	–	3 .40	46.9
12.89		38,223	0.36	–	3 .09	35.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
REAL ESTATE SECURITIES FUND
Class J shares
2013	$19 .14	$0.29	$1.97	$2.26	($0 .22)	($0 .22)	$21.18	11.85	%(c)
2012	17 .05	0.18	2.04	2 .22	(0 .13)	(0 .13)	19.14	13.06	(c)
2011	15 .51	0.05	1.63	1 .68	(0 .14)	(0 .14)	17.05	10.88	(c)
2010	11 .38	0.21	4.15	4 .36	(0 .23)	(0 .23)	15.51	38.58	(c)
2009	11 .60	0.25	(0.21)	0 .04	(0 .26)	(0 .26)	11.38	0.97	(c)
Institutional shares
2013	19 .54	0.39	2.02	2 .41	(0 .31)	(0 .31)	21.64	12.38
2012	17 .41	0.28	2.07	2 .35	(0 .22)	(0 .22)	19.54	13.55
2011	15 .84	0.14	1.65	1 .79	(0 .22)	(0 .22)	17.41	11.39
2010	11 .62	0.30	4.23	4 .53	(0 .31)	(0 .31)	15.84	39.37
2009	11 .83	0.31	(0.20)	0 .11	(0 .32)	(0 .32)	11.62	1.74
R-1 shares
2013	19 .36	0.21	1.99	2 .20	(0 .13)	(0 .13)	21.43	11.39
2012	17 .25	0.12	2.06	2 .18	(0 .07)	(0 .07)	19.36	12.63
2011	15 .70	(0.01)	1.64	1 .63	(0 .08)	(0 .08)	17.25	10.44
2010	11 .52	0.17	4.20	4 .37	(0 .19)	(0 .19)	15.70	38.22
2009	11 .74	0.22	(0.20)	0 .02	(0 .24)	(0 .24)	11.52	0.82
R-2 shares
2013	18 .87	0.23	1.94	2 .17	(0 .16)	(0 .16)	20.88	11.54
2012	16 .82	0.14	2.01	2 .15	(0 .10)	(0 .10)	18.87	12.76
2011	15 .31	0.01	1.60	1 .61	(0 .10)	(0 .10)	16.82	10.56
2010	11 .24	0.19	4.09	4 .28	(0 .21)	(0 .21)	15.31	38.36
2009	11 .46	0.24	(0.20)	0 .04	(0 .26)	(0 .26)	11.24	0.95
R-3 shares
2013	19 .20	0.27	1.98	2 .25	(0 .20)	(0 .20)	21.25	11.75
2012	17 .11	0.17	2.05	2 .22	(0 .13)	(0 .13)	19.20	12.97
2011	15 .57	0.04	1.63	1 .67	(0 .13)	(0 .13)	17.11	10.77
2010	11 .42	0.22	4.17	4 .39	(0 .24)	(0 .24)	15.57	38.69
2009	11 .64	0.26	(0.21)	0 .05	(0 .27)	(0 .27)	11.42	1.12
R-4 shares
2013	19 .05	0.30	1.97	2 .27	(0 .24)	(0 .24)	21.08	11.97
2012	16 .98	0.21	2.02	2 .23	(0 .16)	(0 .16)	19.05	13.16
2011	15 .45	0.07	1.62	1 .69	(0 .16)	(0 .16)	16.98	11.02
2010	11 .34	0.24	4.13	4 .37	(0 .26)	(0 .26)	15.45	38.89
2009	11 .56	0.27	(0.20)	0 .07	(0 .29)	(0 .29)	11.34	1.32
R-5 shares
2013	19 .08	0.33	1.96	2 .29	(0 .26)	(0 .26)	21.11	12.08
2012	17 .00	0.23	2.03	2 .26	(0 .18)	(0 .18)	19.08	13.33
2011	15 .48	0.09	1.61	1 .70	(0 .18)	(0 .18)	17.00	11.07
2010	11 .36	0.26	4.14	4 .40	(0 .28)	(0 .28)	15.48	39.05
2009	11 .57	0.28	(0.19)	0 .09	(0 .30)	(0 .30)	11.36	1.52

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

			Ratio of Net
	Ratio of Expenses	Ratio of Gross	Investment Income
Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

$143,710	1.29%	1.49%	1 .41%	42.1%
143,101	1.36	1.55	0 .99	44.6
132,486	1.33	1.47	0 .32	29.3
128,423	1.44	1.51	1 .52	52.2
96,382	1.55	1.60	2 .65	57.3

807,558	0.88	–	1 .86	42.1
897,798	0.86	–	1 .52	44.6
1,252,657	0.85	–	0 .81	29.3
1,303,556	0.85	–	2 .14	52.2
1,137,929	0.85	–	3 .22	57.3

6,737	1.71	–	1 .00	42.1
7,692	1.71	–	0 .62	44.6
6,951	1.71	–	(0 .05)	29.3
6,794	1.71	–	1 .22	52.2
4,205	1.72	–	2 .30	57.3

14,360	1.58	–	1 .12	42.1
15,354	1.58	–	0 .76	44.6
13,043	1.58	–	0 .08	29.3
14,881	1.58	–	1 .38	52.2
11,684	1.59	–	2 .56	57.3

47,905	1.40	–	1 .30	42.1
48,924	1.40	–	0 .94	44.6
39,405	1.40	–	0 .25	29.3
39,463	1.40	–	1 .58	52.2
32,669	1.41	–	2 .70	57.3

48,216	1.21	–	1 .47	42.1
40,509	1.21	–	1 .13	44.6
32,332	1.21	–	0 .42	29.3
23,587	1.21	–	1 .73	52.2
14,963	1.22	–	2 .85	57.3

105,831	1.09	–	1 .61	42.1
107,275	1.09	–	1 .26	44.6
95,630	1.09	–	0 .53	29.3
59,168	1.09	–	1 .91	52.2
52,653	1.10	–	2 .90	57.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
SAM BALANCED PORTFOLIO
Class J shares
2013	$13.36	$0.25	$1.87	$2.12	($0 .27)	$–	($0 .27)	$15.21
2012	12.37	0 .25	1 .00	1 .25	(0 .26)	–	(0 .26)	13.36
2011	12.16	0 .26	0 .23	0 .49	(0 .28)	–	(0 .28)	12.37
2010	10.76	0 .23	1 .43	1 .66	(0 .26)	–	(0 .26)	12.16
2009	10.64	0 .24	1 .07	1 .31	(0 .28)	(0.91)	(1 .19)	10.76
Institutional shares
2013	13.54	0 .30	1 .89	2 .19	(0 .31)	–	(0 .31)	15.42
2012	12.52	0 .27	1 .05	1 .32	(0 .30)	–	(0 .30)	13.54
2011	12.31	0 .31	0 .23	0 .54	(0 .33)	–	(0 .33)	12.52
2010	10.88	0 .28	1 .46	1 .74	(0 .31)	–	(0 .31)	12.31
2009	10.74	0 .30	1 .07	1 .37	(0 .32)	(0.91)	(1 .23)	10.88
R-1 shares
2013	13.51	0 .19	1 .88	2 .07	(0 .19)	–	(0 .19)	15.39
2012	12.50	0 .20	1 .00	1 .20	(0 .19)	–	(0 .19)	13.51
2011	12.29	0 .21	0 .22	0 .43	(0 .22)	–	(0 .22)	12.50
2010	10.86	0 .19	1 .45	1 .64	(0 .21)	–	(0 .21)	12.29
2009	10.73	0 .21	1 .08	1 .29	(0 .25)	(0.91)	(1 .16)	10.86
R-2 shares
2013	13.48	0 .20	1 .87	2 .07	(0 .21)	–	(0 .21)	15.34
2012	12.48	0 .20	1 .01	1 .21	(0 .21)	–	(0 .21)	13.48
2011	12.27	0 .22	0 .22	0 .44	(0 .23)	–	(0 .23)	12.48
2010	10.86	0 .18	1 .47	1 .65	(0 .24)	–	(0 .24)	12.27
2009	10.73	0 .21	1 .09	1 .30	(0 .26)	(0.91)	(1 .17)	10.86
R-3 shares
2013	13.50	0 .21	1 .89	2 .10	(0 .23)	–	(0 .23)	15.37
2012	12.50	0 .22	1 .01	1 .23	(0 .23)	–	(0 .23)	13.50
2011	12.29	0 .25	0 .22	0 .47	(0 .26)	–	(0 .26)	12.50
2010	10.87	0 .22	1 .45	1 .67	(0 .25)	–	(0 .25)	12.29
2009	10.73	0 .26	1 .07	1 .33	(0 .28)	(0.91)	(1 .19)	10.87
R-4 shares
2013	13.52	0 .24	1 .90	2 .14	(0 .26)	–	(0 .26)	15.40
2012	12.52	0 .23	1 .03	1 .26	(0 .26)	–	(0 .26)	13.52
2011	12.31	0 .25	0 .24	0 .49	(0 .28)	–	(0 .28)	12.52
2010	10.88	0 .23	1 .47	1 .70	(0 .27)	–	(0 .27)	12.31
2009	10.74	0 .25	1 .09	1 .34	(0 .29)	(0.91)	(1 .20)	10.88
R-5 shares
2013	13.52	0 .26	1 .89	2 .15	(0 .27)	–	(0 .27)	15.40
2012	12.52	0 .25	1 .02	1 .27	(0 .27)	–	(0 .27)	13.52
2011	12.31	0 .26	0 .24	0 .50	(0 .29)	–	(0 .29)	12.52
2010	10.88	0 .27	1 .45	1 .72	(0 .29)	–	(0 .29)	12.31
2009	10.74	0 .26	1 .09	1 .35	(0 .30)	(0.91)	(1 .21)	10.88

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

16.07%(d)		$864,184	0.63%	0.83%	1 .78%	16.9%
10.24	(d)	675,382	0.68	0.88	1 .92	9 .6
4.03	(d)	514,475	0.73	0.87	2 .11	29.6
15.59	(d)	396,058	0.85	0.92	1 .98	13.2
14.31	(d)	217,421	0.95	1.13	2 .46	5 .1

16.42		719,100	0.33	0.33	2 .11	16.9
10.71		612,372	0.35	0.35	2 .06	9 .6
4.36		227,083	0.36	0.36	2 .44	29.6
16.23		122,317	0.38	0.38	2 .43	13.2
14.89		65,662	0.39	0.42	2 .99	5 .1

15.45		4,303	1.20	–	1 .29	16.9
9.67		4,166	1.22	–	1.52	9.6
3.48		5,207	1.22	–	1 .65	29.6
15.28		4,716	1.23	–	1 .63	13.2
13.94		3,442	1.24	–	2.14	5.1

15.51		9,478	1.07	–	1 .36	16.9
9.83		9,131	1.09	–	1.50	9.6
3.62		6,834	1.09	–	1 .72	29.6
15.40		4,134	1.10	–	1 .56	13.2
14.07		907	1.11	–	2.07	5.1

15.77		64,428	0.89	–	1 .46	16.9
9.99		43,574	0.91	–	1.65	9.6
3.84		26,556	0.91	–	1 .94	29.6
15.55		17,127	0.92	–	1 .94	13.2
14.36		10,185	0.93	–	2.59	5.1

16.03		48,779	0.70	–	1 .66	16.9
10.16		31,774	0.72	–	1.77	9.6
4.01		19,290	0.72	–	2 .00	29.6
15.80		8,067	0.73	–	2 .02	13.2
14.53		5,895	0.74	–	2.45	5.1

16.16		86,523	0.58	–	1 .83	16.9
10.29		69,681	0.60	–	1.94	9.6
4.11		39,852	0.60	–	2 .08	29.6
15.97		21,643	0.61	–	2 .31	13.2
14.64		13,328	0.62	–	2.61	5.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
SAM CONSERVATIVE BALANCED PORTFOLIO
Class J shares
2013	$11 .10	$0.25	$0.89	$1.14	($0 .26)	($0 .06)	($0 .32)	$11.92
2012	10.46	0 .26	0.69	0 .95	(0 .26)	(0.05)	(0 .31)	11.10
2011	10.36	0 .29	0.10	0 .39	(0 .29)	–	(0 .29)	10.46
2010	9.39	0 .27	0.99	1 .26	(0 .29)	–	(0 .29)	10.36
2009	8.77	0 .28	1.01	1 .29	(0 .30)	(0.37)	(0 .67)	9 .39
Institutional shares
2013	11.13	0 .28	0.90	1 .18	(0 .29)	(0.06)	(0 .35)	11.96
2012	10.48	0 .29	0.71	1 .00	(0 .30)	(0.05)	(0 .35)	11.13
2011	10.39	0 .32	0.10	0 .42	(0 .33)	–	(0 .33)	10.48
2010	9.41	0 .31	1.00	1 .31	(0 .33)	–	(0 .33)	10.39
2009	8.78	0 .34	1.00	1 .34	(0 .34)	(0.37)	(0 .71)	9 .41
R-1 shares
2013	11.10	0 .18	0.88	1 .06	(0 .19)	(0.06)	(0 .25)	11.91
2012	10.45	0 .21	0.70	0 .91	(0 .21)	(0.05)	(0 .26)	11.10
2011	10.36	0 .24	0.09	0 .33	(0 .24)	–	(0 .24)	10.45
2010	9.39	0 .22	1.01	1 .23	(0 .26)	–	(0 .26)	10.36
2009	8.78	0 .26	0.99	1 .25	(0 .27)	(0.37)	(0 .64)	9 .39
R-2 shares
2013	11.15	0 .19	0.90	1 .09	(0 .21)	(0.06)	(0 .27)	11.97
2012	10.50	0 .23	0.69	0 .92	(0 .22)	(0.05)	(0 .27)	11.15
2011	10.39	0 .26	0.09	0 .35	(0 .24)	–	(0 .24)	10.50
2010	9.42	0 .23	1.01	1 .24	(0 .27)	–	(0 .27)	10.39
2009	8.78	0 .26	1.02	1 .28	(0 .27)	(0.37)	(0 .64)	9 .42
R-3 shares
2013	11.12	0 .23	0.87	1 .10	(0 .23)	(0.06)	(0 .29)	11.93
2012	10.47	0 .24	0.70	0 .94	(0 .24)	(0.05)	(0 .29)	11.12
2011	10.38	0 .27	0.10	0 .37	(0 .28)	–	(0 .28)	10.47
2010	9.40	0 .27	0.99	1 .26	(0 .28)	–	(0 .28)	10.38
2009	8.78	0 .28	1.01	1 .29	(0 .30)	(0.37)	(0 .67)	9 .40
R-4 shares
2013	11.13	0 .23	0.90	1 .13	(0 .25)	(0.06)	(0 .31)	11.95
2012	10.48	0 .24	0.72	0 .96	(0 .26)	(0.05)	(0 .31)	11.13
2011	10.38	0 .30	0.09	0 .39	(0 .29)	–	(0 .29)	10.48
2010	9.40	0 .29	0.99	1 .28	(0 .30)	–	(0 .30)	10.38
2009	8.78	0 .30	1.00	1 .30	(0 .31)	(0.37)	(0 .68)	9 .40
R-5 shares
2013	11.13	0 .25	0.89	1 .14	(0 .26)	(0.06)	(0 .32)	11.95
2012	10.48	0 .27	0.70	0 .97	(0 .27)	(0.05)	(0 .32)	11.13
2011	10.38	0 .28	0.13	0 .41	(0 .31)	–	(0 .31)	10.48
2010	9.41	0 .29	0.99	1 .28	(0 .31)	–	(0 .31)	10.38
2009	8.78	0 .32	1.00	1 .32	(0 .32)	(0.37)	(0 .69)	9 .41

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

10.45%(d)		$451,227	0.63%	0 .84%	2.14%	13.1%
9.31	(d)	340,861	0.69	0 .88	2.42	6 .8
3.82	(d)	237,106	0.73	0 .88	2.72	21.4
13.60	(d)	175,583	0.84	0 .91	2.72	11.4
15.91	(d)	94,045	0.95	1 .13	3.25	9 .2

10.83		268,881	0.34	0 .34	2.46	13.1
9.74		236,776	0.35	0 .35	2.64	6 .8
4.08		92,804	0.37	0 .37	3.06	21.4
14.18		60,420	0.39	0 .39	3.18	11.4
16.57		36,114	0.39	0 .44	3.89	9 .2

9.75		4,436	1.20	–	1.60	13.1
8.86		3,753	1.22	–	1.94	6 .8
3.23		3,256	1.22	–	2.24	21.4
13.27		2,580	1.23	–	2.25	11.4
15.47		983	1.24	–	2.98	9 .2

9.93		3,019	1.07	–	1.64	13.1
8.92		2,532	1.09	–	2.17	6 .8
3.43		3,083	1.09	–	2.43	21.4
13.32		4,251	1.10	–	2.29	11.4
15.74		1,167	1.11	–	2.99	9 .2

10.05		20,157	0.89	–	2.04	13.1
9.18		22,210	0.91	–	2.20	6 .8
3.57		15,468	0.91	–	2.52	21.4
13.63		8,726	0.92	–	2.69	11.4
15.90		5,014	0.93	–	3.18	9 .2

10.34		17,604	0.70	–	1.99	13.1
9.39		11,581	0.72	–	2.26	6 .8
3.83		4,674	0.72	–	2.81	21.4
13.82		4,294	0.73	–	2.90	11.4
16.04		3,438	0.74	–	3.43	9 .2

10.48		29,141	0.58	–	2.14	13.1
9.49		18,477	0.60	–	2.46	6 .8
3.96		11,243	0.60	–	2.67	21.4
13.86		4,233	0.61	–	2.98	11.4
16.29		1,605	0.62	–	3.68	9 .2

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
SAM CONSERVATIVE GROWTH PORTFOLIO
Class J shares
2013	$14.36	$0.21	$2.75	$2.96	($0 .24)	$–	($0 .24)	$17.08
2012	13.15	0 .17	1 .25	1 .42	(0 .21)	–	(0 .21)	14.36
2011	12.81	0 .18	0 .35	0 .53	(0 .19)	–	(0 .19)	13.15
2010	11.12	0 .14	1 .74	1 .88	(0 .19)	–	(0 .19)	12.81
2009	11.39	0 .17	0 .94	1 .11	(0 .23)	(1.15)	(1 .38)	11.12
Institutional shares
2013	14.52	0 .26	2 .78	3 .04	(0 .29)	–	(0 .29)	17.27
2012	13.29	0 .20	1 .28	1 .48	(0 .25)	–	(0 .25)	14.52
2011	12.94	0 .23	0 .36	0 .59	(0 .24)	–	(0 .24)	13.29
2010	11.22	0 .20	1 .75	1 .95	(0 .23)	–	(0 .23)	12.94
2009	11.45	0 .21	0 .98	1 .19	(0 .27)	(1.15)	(1 .42)	11.22
R-1 shares
2013	14.29	0 .13	2 .74	2 .87	(0 .17)	–	(0 .17)	16.99
2012	13.07	0 .12	1 .23	1 .35	(0 .13)	–	(0 .13)	14.29
2011	12.76	0 .12	0 .33	0 .45	(0 .14)	–	(0 .14)	13.07
2010	11.09	0 .09	1 .74	1 .83	(0 .16)	–	(0 .16)	12.76
2009	11.36	0 .14	0 .95	1 .09	(0 .21)	(1.15)	(1 .36)	11.09
R-2 shares
2013	14.29	0 .13	2 .76	2 .89	(0 .17)	–	(0 .17)	17.01
2012	13.08	0 .12	1 .24	1 .36	(0 .15)	–	(0 .15)	14.29
2011	12.77	0 .13	0 .34	0 .47	(0 .16)	–	(0 .16)	13.08
2010	11.09	0 .10	1 .75	1 .85	(0 .17)	–	(0 .17)	12.77
2009	11.37	0 .15	0 .95	1 .10	(0 .23)	(1.15)	(1 .38)	11.09
R-3 shares
2013	14.35	0 .16	2 .76	2 .92	(0 .22)	–	(0 .22)	17.05
2012	13.15	0 .15	1 .24	1 .39	(0 .19)	–	(0 .19)	14.35
2011	12.83	0 .18	0 .32	0 .50	(0 .18)	–	(0 .18)	13.15
2010	11.15	0 .14	1 .74	1 .88	(0 .20)	–	(0 .20)	12.83
2009	11.40	0 .15	0 .98	1 .13	(0 .23)	(1.15)	(1 .38)	11.15
R-4 shares
2013	14.46	0 .21	2 .76	2 .97	(0 .23)	–	(0 .23)	17.20
2012	13.24	0 .16	1 .27	1 .43	(0 .21)	–	(0 .21)	14.46
2011	12.90	0 .17	0 .37	0 .54	(0 .20)	–	(0 .20)	13.24
2010	11.19	0 .15	1 .75	1 .90	(0 .19)	–	(0 .19)	12.90
2009	11.41	0 .17	0 .99	1 .16	(0 .23)	(1.15)	(1 .38)	11.19
R-5 shares
2013	14.43	0 .22	2 .77	2 .99	(0 .26)	–	(0 .26)	17.16
2012	13.21	0 .18	1 .26	1 .44	(0 .22)	–	(0 .22)	14.43
2011	12.87	0 .16	0 .39	0 .55	(0 .21)	–	(0 .21)	13.21
2010	11.17	0 .18	1 .74	1 .92	(0 .22)	–	(0 .22)	12.87
2009	11.42	0 .19	0 .97	1 .16	(0 .26)	(1.15)	(1 .41)	11.17

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

20.95%(d)		$422,288	0.65%	0.85%	1 .33%	20.2%
10.94	(d)	313,149	0.70	0.90	1 .26	13.1
4.10	(d)	234,693	0.74	0.88	1 .33	31.9
17.07	(d)	181,273	0.85	0.92	1 .16	15.4
12.01	(d)	108,969	0.95	1.12	1 .65	4 .2

21.30		487,967	0.33	0.33	1 .67	20.2
11.37		401,459	0.34	0.34	1 .40	13.1
4.51		146,347	0.35	0.35	1 .68	31.9
17.60		94,846	0.38	0.38	1 .63	15.4
12.76		54,041	0.39	0.42	2 .10	4 .2

20.30		4,190	1.20	–	0 .83	20.2
10.40		3,657	1.21	–	0 .86	13.1
3.52		3,541	1.22	–	0 .92	31.9
16.63		3,766	1.23	–	0 .75	15.4
11.80		2,213	1.24	–	1.44	4.2

20.45		8,384	1.07	–	0 .82	20.2
10.54		5,916	1.08	–	0 .90	13.1
3.67		5,411	1.09	–	0 .99	31.9
16.80		5,194	1.10	–	0 .82	15.4
11.95		2,476	1.11	–	1.54	4.2

20.60		26,667	0.89	–	1 .01	20.2
10.76		17,863	0.90	–	1 .06	13.1
3.86		12,199	0.91	–	1 .36	31.9
16.98		10,094	0.92	–	1 .14	15.4
12.11		7,308	0.93	–	1.43	4.2

20.87		21,406	0.70	–	1 .31	20.2
10.96		15,442	0.71	–	1 .15	13.1
4.14		10,662	0.72	–	1 .29	31.9
17.16		7,704	0.73	–	1 .23	15.4
12.40		6,393	0.74	–	1.66	4.2

21.04		67,284	0.58	–	1 .37	20.2
11.10		47,638	0.59	–	1 .32	13.1
4.23		31,447	0.60	–	1 .18	31.9
17.35		12,668	0.61	–	1 .47	15.4
12.53		8,327	0.62	–	1.84	4.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
SAM FLEXIBLE INCOME PORTFOLIO
Class J shares
2013	$11 .91	$0.32	$0.51	$0.83	($0 .34)	($0 .11)	($0 .45)	$12.29
2012	11.25	0 .35	0.68	1 .03	(0 .35)	(0.02)	(0 .37)	11.91
2011	11.24	0 .38	0.02	0 .40	(0 .39)	–	(0 .39)	11.25
2010	10.39	0 .35	0.90	1 .25	(0 .40)	–	(0 .40)	11.24
2009	9.46	0 .38	1.19	1 .57	(0 .40)	(0.24)	(0 .64)	10.39
Institutional shares
2013	11.96	0 .37	0.50	0 .87	(0 .38)	(0.11)	(0 .49)	12.34
2012	11.29	0 .39	0.69	1 .08	(0 .39)	(0.02)	(0 .41)	11.96
2011	11.28	0 .42	0.02	0 .44	(0 .43)	–	(0 .43)	11.29
2010	10.42	0 .41	0.91	1 .32	(0 .46)	–	(0 .46)	11.28
2009	9.48	0 .44	1.18	1 .62	(0 .44)	(0.24)	(0 .68)	10.42
R-1 shares
2013	11.92	0 .26	0.50	0 .76	(0 .27)	(0.11)	(0 .38)	12.30
2012	11.25	0 .30	0.68	0 .98	(0 .29)	(0.02)	(0 .31)	11.92
2011	11.25	0 .33	0.01	0 .34	(0 .34)	–	(0 .34)	11.25
2010	10.39	0 .32	0.91	1 .23	(0 .37)	–	(0 .37)	11.25
2009	9.47	0 .36	1.17	1 .53	(0 .37)	(0.24)	(0 .61)	10.39
R-2 shares
2013	11.94	0 .28	0.50	0 .78	(0 .29)	(0.11)	(0 .40)	12.32
2012	11.27	0 .31	0.68	0 .99	(0 .30)	(0.02)	(0 .32)	11.94
2011	11.27	0 .35	–	0 .35	(0 .35)	–	(0 .35)	11.27
2010	10.41	0 .33	0.91	1 .24	(0 .38)	–	(0 .38)	11.27
2009	9.48	0 .37	1.17	1 .54	(0 .37)	(0.24)	(0 .61)	10.41
R-3 shares
2013	11.94	0 .30	0.50	0 .80	(0 .31)	(0.11)	(0 .42)	12.32
2012	11.27	0 .33	0.68	1 .01	(0 .32)	(0.02)	(0 .34)	11.94
2011	11.27	0 .37	–	0 .37	(0 .37)	–	(0 .37)	11.27
2010	10.41	0 .36	0.90	1 .26	(0 .40)	–	(0 .40)	11.27
2009	9.47	0 .38	1.19	1 .57	(0 .39)	(0.24)	(0 .63)	10.41
R-4 shares
2013	11.95	0 .31	0.50	0 .81	(0 .33)	(0.11)	(0 .44)	12.32
2012	11.28	0 .35	0.69	1 .04	(0 .35)	(0.02)	(0 .37)	11.95
2011	11.27	0 .38	0.02	0 .40	(0 .39)	–	(0 .39)	11.28
2010	10.41	0 .37	0.91	1 .28	(0 .42)	–	(0 .42)	11.27
2009	9.47	0 .40	1.19	1 .59	(0 .41)	(0.24)	(0 .65)	10.41
R-5 shares
2013	11.94	0 .33	0.51	0 .84	(0 .35)	(0.11)	(0 .46)	12.32
2012	11.28	0 .36	0.68	1 .04	(0 .36)	(0.02)	(0 .38)	11.94
2011	11.27	0 .39	0.03	0 .42	(0 .41)	–	(0 .41)	11.28
2010	10.41	0 .40	0.89	1 .29	(0 .43)	–	(0 .43)	11.27
2009	9.47	0 .41	1.19	1 .60	(0 .42)	(0.24)	(0 .66)	10.41

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

7.16%(d)		$589,349	0.64%	0 .84%	2 .69%	10.5%
9.27	(d)	423,411	0.69	0 .89	3 .05	5 .5
3.61	(d)	272,865	0.75	0 .89	3 .37	19.6
12.29	(d)	151,199	0.90	0 .98	3 .25	9 .5
17.52	(d)	52,672	0.95	1 .23	3 .91	11.4

7.45		174,501	0.34	0 .34	3 .05	10.5
9.68		168,309	0.36	0 .36	3 .30	5 .5
3.96		58,782	0.39	0 .39	3 .71	19.6
12.91		37,271	0.40	0 .43	3 .79	9 .5
18.12		18,965	0.39	0 .58	4 .50	11.4

6.56		1,044	1.20	–	2 .16	10.5
8.78		820	1.21	–	2.58	5.5
3.02		801	1.22	–	2 .95	19.6
12.01		908	1.23	–	2.97	9.5
17.06		377	1.24	–	3 .70	11.4

6.68		1,682	1.07	–	2 .31	10.5
8.90		1,767	1.08	–	2.67	5.5
3.16		1,312	1.09	–	3 .04	19.6
12.15		955	1.10	–	3.05	9.5
17.19		332	1.11	–	3 .83	11.4

6.87		10,544	0.89	–	2 .47	10.5
9.11		8,821	0.90	–	2.85	5.5
3.35		6,181	0.91	–	3 .30	19.6
12.34		5,283	0.92	–	3.31	9.5
17.56		2,547	0.93	–	3 .88	11.4

6.99		12,416	0.70	–	2 .55	10.5
9.31		6,962	0.71	–	3.01	5.5
3.62		4,365	0.72	–	3 .37	19.6
12.54		2,535	0.73	–	3.40	9.5
17.74		1,065	0.74	–	4 .15	11.4

7.20		17,297	0.58	–	2 .77	10.5
9.35		12,966	0.59	–	3.08	5.5
3.74		4,862	0.60	–	3 .47	19.6
12.69		3,039	0.61	–	3.68	9.5
17.87		1,683	0.62	–	4 .21	11.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
SAM STRATEGIC GROWTH PORTFOLIO
Class J shares
2013	$15.75	$0.19	$3.71	$3.90	($0 .21)	$–	($0 .21)	$19.44
2012	14.28	0 .12	1 .48	1 .60	(0 .13)	–	(0 .13)	15.75
2011	13.85	0 .10	0 .46	0 .56	(0 .13)	–	(0 .13)	14.28
2010	11.88	0 .10	2 .02	2 .12	(0 .15)	–	(0 .15)	13.85
2009	12.05	0 .14	0 .94	1 .08	(0 .09)	(1.16)	(1 .25)	11.88
Institutional shares
2013	15.89	0 .25	3 .73	3 .98	(0 .26)	–	(0 .26)	19.61
2012	14.40	0 .14	1 .53	1 .67	(0 .18)	–	(0 .18)	15.89
2011	13.97	0 .15	0 .47	0 .62	(0 .19)	–	(0 .19)	14.40
2010	11.97	0 .16	2 .04	2 .20	(0 .20)	–	(0 .20)	13.97
2009	12.12	0 .18	0 .97	1 .15	(0 .14)	(1.16)	(1 .30)	11.97
R-1 shares
2013	15.65	0 .09	3 .69	3 .78	(0 .13)	–	(0 .13)	19.30
2012	14.18	0 .06	1 .46	1 .52	(0 .05)	–	(0 .05)	15.65
2011	13.78	0 .05	0 .43	0 .48	(0 .08)	–	(0 .08)	14.18
2010	11.84	0 .05	2 .02	2 .07	(0 .13)	–	(0 .13)	13.78
2009	12.02	0 .10	0 .95	1 .05	(0 .07)	(1.16)	(1 .23)	11.84
R-2 shares
2013	15.68	0 .09	3 .72	3 .81	(0 .13)	–	(0 .13)	19.36
2012	14.22	0 .05	1 .49	1 .54	(0 .08)	–	(0 .08)	15.68
2011	13.83	0 .04	0 .47	0 .51	(0 .12)	–	(0 .12)	14.22
2010	11.88	0 .05	2 .04	2 .09	(0 .14)	–	(0 .14)	13.83
2009	12.03	0 .13	0 .94	1 .07	(0 .06)	(1.16)	(1 .22)	11.88
R-3 shares
2013	15.72	0 .14	3 .71	3 .85	(0 .18)	–	(0 .18)	19.39
2012	14.25	0 .08	1 .49	1 .57	(0 .10)	–	(0 .10)	15.72
2011	13.85	0 .07	0 .46	0 .53	(0 .13)	–	(0 .13)	14.25
2010	11.89	0 .09	2 .03	2 .12	(0 .16)	–	(0 .16)	13.85
2009	12.06	0 .12	0 .96	1 .08	(0 .09)	(1.16)	(1 .25)	11.89
R-4 shares
2013	15.81	0 .11	3 .79	3 .90	(0 .21)	–	(0 .21)	19.50
2012	14.34	0 .11	1 .50	1 .61	(0 .14)	–	(0 .14)	15.81
2011	13.92	0 .09	0 .47	0 .56	(0 .14)	–	(0 .14)	14.34
2010	11.92	0 .11	2 .04	2 .15	(0 .15)	–	(0 .15)	13.92
2009	12.07	0 .14	0 .97	1 .11	(0 .10)	(1.16)	(1 .26)	11.92
R-5 shares
2013	15.78	0 .21	3 .70	3 .91	(0 .23)	–	(0 .23)	19.46
2012	14.30	0 .12	1 .50	1 .62	(0 .14)	–	(0 .14)	15.78
2011	13.89	0 .07	0 .50	0 .57	(0 .16)	–	(0 .16)	14.30
2010	11.92	0 .14	2 .02	2 .16	(0 .19)	–	(0 .19)	13.89
2009	12.09	0 .17	0 .95	1 .12	(0 .13)	(1.16)	(1 .29)	11.92

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets(b)	Net Assets(b),(c)	Assets	Turnover Rate

25.04%(d)		$253,180	0.66%	0.86%	1 .07%	26.5%
11.28	(d)	185,076	0.73	0.92	0 .77	13.6
4.03	(d)	152,460	0.76	0.90	0 .70	37.7
17.98	(d)	124,141	0.88	0.95	0 .76	15.6
10.90	(d)	82,014	0.95	1.12	1 .33	3 .7

25.43		255,114	0.33	0.33	1 .41	26.5
11.74		199,595	0.36	0.36	0 .88	13.6
4.40		72,005	0.37	0.37	1 .05	37.7
18.53		46,704	0.40	0.40	1 .23	15.6
11.51		27,844	0.39	0.48	1 .66	3 .7

24.35		4,215	1.20	–	0 .52	26.5
10.74		2,904	1.22	–	0 .41	13.6
3.49		3,184	1.22	–	0 .34	37.7
17.54		3,515	1.23	–	0 .41	15.6
10.59		2,477	1.24	–	0.91	3.7

24.51		4,290	1.07	–	0 .54	26.5
10.88		2,597	1.09	–	0 .31	13.6
3.66		2,097	1.09	–	0 .25	37.7
17.74		1,449	1.10	–	0 .42	15.6
10.75		508	1.11	–	1.21	3.7

24.77		19,357	0.89	–	0 .79	26.5
11.13		13,780	0.91	–	0 .56	13.6
3.81		9,964	0.91	–	0 .48	37.7
17.91		6,761	0.92	–	0 .72	15.6
10.89		4,093	0.93	–	1.15	3.7

24.94		15,061	0.70	–	0 .63	26.5
11.33		6,644	0.72	–	0 .70	13.6
4.04		4,660	0.72	–	0 .63	37.7
18.17		2,638	0.73	–	0 .85	15.6
11.12		2,638	0.74	–	1.33	3.7

25.09		27,490	0.58	–	1 .17	26.5
11.48		18,765	0.60	–	0 .81	13.6
4.10		12,656	0.60	–	0 .51	37.7
18.27		4,517	0.61	–	1 .11	15.6
11.27		1,324	0.62	–	1.60	3.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Does not include expenses of the investment companies in which the Portfolio invests.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
				PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment and Unrealized Total From from Net				Dividends	Net Asset
		Beginning of Income Gain (Loss) on Investment Investment					and	Value, End
		Period	(Loss)(a)	Investments Operations		Income	Distributions of Period		Total Return
SHORT-TERM INCOME FUND
Class J shares
2013		$12 .28	$0 .15	($0.03)	$0.12	($0 .14)	($0 .14)	$12.26	1 .00	%(c)
2012		11 .96	0 .20	0.31	0.51	(0.19)	(0 .19)	12.28	4.29	(c)
2011		12 .17	0 .24	(0.19)	0.05	(0 .26)	(0 .26)	11.96	0.43	(c)
2010	(d)	12 .00	0 .08	0 .16	0 .24	(0 .07)	(0 .07)	12 .17	2 .04 (c)	,(e)
Institutional shares
2013		12 .28	0 .20	(0.03)	0.17	(0 .19)	(0 .19)	12.26	1.43
2012		11 .96	0 .25	0.32	0.57	(0 .25)	(0 .25)	12.28	4.79
2011		12 .16	0 .31	(0.18)	0.13	(0 .33)	(0 .33)	11.96	1.05
2010		11 .84	0 .36	0.32	0.68	(0 .36)	(0 .36)	12.16	5.82
2009		11 .17	0 .46	0.67	1.13	(0 .46)	(0 .46)	11.84	10.35
R-1 shares
2013		12 .28	0 .10	(0.03)	0.07	(0 .09)	(0 .09)	12.26	0.57
2012		11 .96	0 .15	0.32	0.47	(0 .15)	(0 .15)	12.28	3.92
2011		12 .17	0 .21	(0.19)	0.02	(0 .23)	(0 .23)	11.96	0.14
2010	(d)	12 .00	0 .07	0.17	0.24	(0 .07)	(0 .07)	12.17	1.97	(e)
R-2 shares
2013		12 .28	0 .12	(0.03)	0.09	(0 .11)	(0 .11)	12.26	0.70
2012		11 .96	0 .16	0.32	0.48	(0 .16)	(0 .16)	12.28	4.04
2011		12 .17	0 .22	(0.19)	0.03	(0 .24)	(0 .24)	11.96	0.26
2010	(d)	12 .00	0 .07	0.17	0.24	(0 .07)	(0 .07)	12.17	2.01	(e)
R-3 shares
2013		12 .28	0 .14	(0.02)	0.12	(0 .13)	(0 .13)	12.27	0.96
2012		11 .96	0 .19	0.31	0.50	(0 .18)	(0 .18)	12.28	4.24
2011		12 .17	0 .25	(0.20)	0.05	(0 .26)	(0 .26)	11.96	0.45
2010	(d)	12 .00	0 .08	0.17	0.25	(0 .08)	(0 .08)	12.17	2.06	(e)
R-4 shares
2013		12 .28	0 .16	(0.02)	0.14	(0 .15)	(0 .15)	12.27	1.17
2012		11 .97	0 .21	0.31	0.52	(0 .21)	(0 .21)	12.28	4.36
2011		12 .17	0 .27	(0.18)	0.09	(0 .29)	(0 .29)	11.97	0.73
2010	(d)	12 .00	0 .09	0.16	0.25	(0 .08)	(0 .08)	12.17	2.13	(e)
R-5 shares
2013		12 .28	0 .18	(0.02)	0.16	(0 .17)	(0 .17)	12.27	1.28
2012		11 .96	0 .23	0.31	0.54	(0 .22)	(0 .22)	12.28	4.56
2011		12 .17	0 .28	(0.19)	0.09	(0 .30)	(0 .30)	11.96	0.77
2010	(d)	12 .00	0 .09	0.17	0.26	(0 .09)	(0 .09)	12.17	2.16	(e)

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

					Ratio of Net
	Ratio of Expenses		Ratio of Gross		Investment Income
Net Assets, End of	to Average Net		Expenses to Average		to Average Net		Portfolio
Period (in thousands)	Assets		Net Assets(b)		Assets		Turnover Rate

$124,761	0.87%		1.07%		1 .25%		50.1%
107,444	0.94		1.13		1 .63		47.9
73,750	1.01		1.15		2 .01		43.6
52,874	1.07	(f)	1 .26	(f)	2 .11	(f)	54.7 (f)	,(g)

1,134,768	0.45		0.45		1 .67		50.1
897,254	0.46		0.46		2 .10		47.9
626,736	0.47		0.47		2 .55		43.6
473,931	0.50		0.50		3 .04		54.7	(g)
291,633	0.53		0.53		4 .01		40.8

1,851	1.30	(h)	–		0 .82		50.1
2,247	1.30	(h)	–		1 .22		47.9
1,076	1.30	(h)	–		1 .73		43.6
788	1.30 (f)	,(h)	–		1 .88	(f)	54.7 (f)	,(g)

1,640	1.18	(h)	–		0 .94		50.1
1,194	1.18	(h)	–		1 .30		47.9
243	1.18	(h)	–		1 .80		43.6
229	1.18 (f)	,(h)	–		2 .00	(f)	54.7 (f)	,(g)

10,748	0.99	(h)	–		1 .13		50.1
10,336	0.99	(h)	–		1 .56		47.9
2,997	0.99	(h)	–		2 .04		43.6
3,302	0.99 (f)	,(h)	–		2 .19	(f)	54.7 (f)	,(g)

4,377	0.79	(h)	–		1 .33		50.1
3,106	0.79	(h)	–		1 .72		47.9
1,063	0.79	(h)	–		2 .22		43.6
505	0.79 (f)	,(h)	–		2 .40	(f)	54.7 (f)	,(g)

4,735	0.68	(h)	–		1 .44		50.1
3,373	0.68	(h)	–		1 .89		47.9
2,377	0.68	(h)	–		2 .33		43.6
1,540	0.68 (f)	,(h)	–		2 .51	(f)	54.7 (f)	,(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from July 12, 2010, date operations commenced, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Portfolio turnover rate excludes approximately $13,017,000 of sales from portfolio realignment from the acquisition of Short-Term Bond Fund.
(h)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
SMALLCAP BLEND FUND
Class J shares
2013	$14.97	$0.06	$6.01	$6.07	($0 .07)	($0 .09)	($0 .16)	$20.88
2012	13.28	0.02	1.67	1 .69	–	–	–	14.97
2011	12.52	(0.05)	0.81	0 .76	–	–	–	13.28
2010	10.07	(0.02)	2.47	2 .45	–	–	–	12.52
2009	9.97	0.03	0.11	0 .14	(0 .04)	–	(0 .04)	10.07
Institutional shares
2013	16.14	0.13	6.47	6 .60	(0 .14)	(0.09)	(0 .23)	22.51
2012	14.24	0.09	1.81	1 .90	–	–	–	16.14
2011	13.37	0.01	0.86	0 .87	–	–	–	14.24
2010	10.74	0.05	2.63	2 .68	(0 .05)	–	(0 .05)	13.37
2009	10.62	0.08	0.11	0 .19	(0 .07)	–	(0 .07)	10.74
R-1 shares
2013	15.16	(0.02)	6.08	6 .06	(0 .01)	(0.09)	(0 .10)	21.12
2012	13.50	(0.01)	1.67	1 .66	–	–	–	15.16
2011	12.78	(0.10)	0.82	0 .72	–	–	–	13.50
2010	10.31	(0.05)	2.52	2 .47	–	–	–	12.78
2009	10.20	–	0.11	0 .11	–	–	–	10.31
R-2 shares
2013	15.21	–	6.11	6 .11	(0 .01)	(0.09)	(0 .10)	21.22
2012	13.52	(0.01)	1.70	1 .69	–	–	–	15.21
2011	12.78	(0.09)	0.83	0 .74	–	–	–	13.52
2010	10.30	(0.04)	2.52	2 .48	–	–	–	12.78
2009	10.18	0.01	0.11	0 .12	–	–	–	10.30
R-3 shares
2013	15.54	0.03	6.23	6 .26	(0 .06)	(0.09)	(0 .15)	21.65
2012	13.79	0.03	1.72	1 .75	–	–	–	15.54
2011	13.01	(0.06)	0.84	0 .78	–	–	–	13.79
2010	10.47	(0.02)	2.56	2 .54	–	–	–	13.01
2009	10.32	0.03	0.12	0 .15	–	–	–	10.47
R-4 shares
2013	15.87	0.07	6.37	6 .44	(0 .08)	(0.09)	(0 .17)	22.14
2012	14.06	0.04	1.77	1 .81	–	–	–	15.87
2011	13.24	(0.04)	0.86	0 .82	–	–	–	14.06
2010	10.65	0.01	2.60	2 .61	(0 .02)	–	(0 .02)	13.24
2009	10.51	0.05	0.12	0 .17	(0 .03)	–	(0 .03)	10.65
R-5 shares
2013	16.08	0.09	6.44	6 .53	(0 .10)	(0.09)	(0 .19)	22.42
2012	14.22	0.07	1.79	1 .86	–	–	–	16.08
2011	13.38	(0.02)	0.86	0 .84	–	–	–	14.22
2010	10.76	0.02	2.63	2 .65	(0 .03)	–	(0 .03)	13.38
2009	10.61	0.06	0.12	0 .18	(0 .03)	–	(0 .03)	10.76

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

40.88%(c)		$200,359	1.18%	1 .38%	0 .32%	95.2%
12.73	(c)	148,772	1.28	1 .48	0 .17	90.2
6.07	(c)	84,060	1.25	1 .39	(0 .35)	76.1
24.33	(c)	86,986	1.35	1 .42	(0 .16)	65.2
1.43	(c)	75,770	1.32	1 .35	0 .32	89.5

41.38		65,062	0.80	0 .80	0 .70	95.2
13.34		45,620	0.79	0 .79	0 .61	90.2
6.51		38,016	0.80	0 .80	0 .09	76.1
25.03		35,729	0.80	0 .83	0 .39	65.2
1.92		28,365	0.79	0 .85	0 .84	89.5

40.21		2,401	1.64	–	(0 .11)	95.2
12.30		2,001	1.64	–	(0 .10)	90.2
5.63		151	1.65	–	(0 .74)	76.1
23.96		232	1.65	–	(0 .46)	65.2
1.08		203	1.65	–	(0 .02)	89.5

40.35		3,018	1.51	–	0 .01	95.2
12.50		2,852	1.51	–	(0 .05)	90.2
5.79		1,169	1.52	–	(0 .62)	76.1
24.08		1,195	1.52	–	(0 .33)	65.2
1.18		1,091	1.52	–	0 .12	89.5

40.62		6,143	1.33	–	0 .18	95.2
12.69		4,907	1.33	–	0 .22	90.2
6.00		629	1.34	–	(0 .44)	76.1
24.26		889	1.34	–	(0 .15)	65.2
1.45		700	1.34	–	0 .30	89.5

40.93		4,200	1.14	–	0 .37	95.2
12.87		2,944	1.14	–	0 .26	90.2
6.19		2,011	1.15	–	(0 .25)	76.1
24.52		2,139	1.15	–	0 .04	65.2
1.63		1,914	1.15	–	0 .50	89.5

41.04		11,690	1.02	–	0 .49	95.2
13.08		8,943	1.02	–	0 .45	90.2
6.28		3,418	1.03	–	(0 .13)	76.1
24.72		3,314	1.03	–	0 .16	65.2
1.76		2,856	1.03	–	0 .60	89.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment and Unrealized Total From			from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on Investment		Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Gains	Distributions of Period		Total Return
SMALLCAP GROWTH FUND I
Class J shares
2013	$9 .94	($0 .13)	$3.54	$3.41	($0 .72)	($0 .72)	$12 .63	36.73%(c)
2012	9 .56	(0 .12)	1 .08	0.96	(0 .58)	(0 .58)	9 .94	11.07	(c)
2011	8.50	(0.13)	1 .19	1.06	–	–	9 .56	12.47	(c)
2010	6.27	(0.12)	2 .35	2.23	–	–	8 .50	35.57	(c)
2009	5.52	(0.10)	0 .85	0.75	–	–	6 .27	13.59	(c)
Institutional shares
2013	11 .47	(0 .09)	4 .14	4.05	(0 .72)	(0 .72)	14 .80	37.45
2012	10 .89	(0 .07)	1 .23	1.16	(0 .58)	(0 .58)	11 .47	11.58
2011	9.62	(0.08)	1 .35	1.27	–	–	10.89	13.20
2010	7.03	(0.06)	2 .65	2.59	–	–	9 .62	36.85
2009	6.16	(0.04)	0 .91	0.87	–	–	7 .03	14.12
R-1 shares
2013	10 .63	(0 .18)	3 .79	3.61	(0 .72)	(0 .72)	13 .52	36.19
2012	10 .22	(0 .16)	1 .15	0.99	(0 .58)	(0 .58)	10 .63	10.63
2011	9.11	(0.17)	1 .28	1.11	–	–	10.22	12.18
2010	6.72	(0.13)	2 .52	2.39	–	–	9 .11	35.57
2009	5.92	(0.10)	0 .90	0.80	–	–	6 .72	13.51
R-2 shares
2013	10 .42	(0 .16)	3 .71	3.55	(0 .72)	(0 .72)	13 .25	36.36
2012	10 .01	(0 .14)	1 .13	0.99	(0 .58)	(0 .58)	10 .42	10.86
2011	8.91	(0.15)	1 .25	1.10	–	–	10.01	12.35
2010	6.56	(0.11)	2 .46	2.35	–	–	8 .91	35.82
2009	5.78	(0.08)	0 .86	0.78	–	–	6 .56	13.49
R-3 shares
2013	10 .68	(0 .15)	3 .83	3.68	(0 .72)	(0 .72)	13 .64	36.70
2012	10 .24	(0 .13)	1 .15	1.02	(0 .58)	(0 .58)	10 .68	10.91
2011	9.09	(0.14)	1 .29	1.15	–	–	10.24	12.65
2010	6.69	(0.10)	2 .50	2.40	–	–	9 .09	35.87
2009	5.88	(0.08)	0 .89	0.81	–	–	6 .69	13.78
R-4 shares
2013	10 .96	(0 .13)	3 .93	3.80	(0 .72)	(0 .72)	14 .04	36.88
2012	10 .46	(0 .11)	1 .19	1.08	(0 .58)	(0 .58)	10 .96	11.27
2011	9.28	(0.12)	1 .30	1.18	–	–	10.46	12.72
2010	6.81	(0.09)	2 .56	2.47	–	–	9 .28	36.27
2009	5.97	(0.07)	0 .91	0.84	–	–	6 .81	14.07
R-5 shares
2013	11 .18	(0 .11)	4 .01	3.90	(0 .72)	(0 .72)	14 .36	37.05
2012	10 .65	(0 .10)	1 .21	1.11	(0 .58)	(0 .58)	11 .18	11.36
2011	9.43	(0.11)	1 .33	1.22	–	–	10.65	12.94
2010	6.91	(0.08)	2 .60	2.52	–	–	9 .43	36.47
2009	6.06	(0.06)	0 .91	0.85	–	–	6 .91	14.03

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

				Ratio of Net
	Ratio of Expenses		Ratio of Gross	Investment Income
Net Assets, End of	to Average Net		Expenses to Average	to Average Net	Portfolio
Period (in thousands)	Assets		Net Assets(b)	Assets	Turnover Rate

$30,644	1.56%		1.78%	(1 .17)%	74.7%
22,970	1.63		1.85	(1 .20)	79.9
21,887	1.67		1.83	(1 .34)	90.3
15,935	1.98		2.07	(1 .60)	125.2
10,076	2.21		2.27	(1 .80)	159.5

1,729,462	1.07		1.09	(0 .68)	74.7
1,329,439	1.08		1.10	(0 .65)	79.9
1,185,260	1.07		1.09	(0 .74)	90.3
748,898	1.09		1.12	(0 .71)	125.2
367,233	1.11		1.12	(0 .69)	159.5

2,783	1.94	(d)	–	(1 .54)	74.7
2,531	1.95	(d)	–	(1 .52)	79.9
2,314	1.95	(d)	–	(1 .61)	90.3
1,905	1.97	(d)	–	(1 .59)	125.2
1,139	1.98	(d)	–	(1 .55)	159.5

4,061	1.81	(d)	–	(1 .41)	74.7
3,100	1.82	(d)	–	(1 .39)	79.9
2,867	1.82	(d)	–	(1 .48)	90.3
3,735	1.84	(d)	–	(1 .45)	125.2
2,280	1.85	(d)	–	(1 .44)	159.5

18,858	1.63	(d)	–	(1 .25)	74.7
11,606	1.64	(d)	–	(1 .21)	79.9
12,559	1.64	(d)	–	(1 .31)	90.3
7,952	1.66	(d)	–	(1 .27)	125.2
4,753	1.67	(d)	–	(1 .26)	159.5

16,584	1.44	(d)	–	(1 .05)	74.7
12,347	1.45	(d)	–	(1 .01)	79.9
8,266	1.45	(d)	–	(1 .11)	90.3
5,503	1.47	(d)	–	(1 .08)	125.2
3,536	1.48	(d)	–	(1 .07)	159.5

31,647	1.32	(d)	–	(0 .93)	74.7
23,202	1.33	(d)	–	(0 .90)	79.9
21,633	1.33	(d)	–	(1 .00)	90.3
13,515	1.35	(d)	–	(0 .97)	125.2
6,124	1.36	(d)	–	(0 .97)	159.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized
	Value,	Investment	and Unrealized	Total From	Net Asset			Net Assets, End of
	Beginning	Income	Gain (Loss) on Investment Value, End					Period (in
	of Period	(Loss)(a)	Investments Operations of Period			Total Return		thousands)
SMALLCAP GROWTH FUND II
Class J shares
2013	$8 .16	($0 .12)	$3.69	$3.57	$11.73	43 .75%(c)		$27,747
2012	7.27	(0 .10)	0 .99	0 .89	8 .16	12.24	(c)	18,055
2011	6.79	(0 .09)	0 .57	0 .48	7 .27	7.07	(c)	16,732
2010	5.29	(0 .08)	1 .58	1 .50	6 .79	28.36	(c)	17,400
2009	4.99	(0 .06)	0 .36	0 .30	5 .29	6.01	(c)	14,907
Institutional shares
2013	9.46	(0 .07)	4 .29	4 .22	13.68	44.61		166,118
2012	8.39	(0 .06)	1 .13	1 .07	9 .46	12.75		120,222
2011	7.79	(0 .06)	0 .66	0 .60	8 .39	7.70		132,587
2010	6.03	(0 .05)	1 .81	1 .76	7 .79	29.19		215,546
2009	5.66	(0 .04)	0 .41	0 .37	6 .03	6.54		271,187
R-1 shares
2013	8.80	(0 .15)	3 .96	3 .81	12.61	43.30		1,157
2012	7.87	(0 .14)	1 .07	0 .93	8 .80	11.82		1,192
2011	7.38	(0 .13)	0 .62	0 .49	7 .87	6.64		1,007
2010	5.76	(0 .10)	1 .72	1 .62	7 .38	28.12		1,239
2009	5.45	(0 .08)	0 .39	0 .31	5 .76	5.69		1,212
R-2 shares
2013	8.52	(0 .14)	3 .85	3 .71	12.23	43.54		2,952
2012	7.61	(0 .12)	1 .03	0 .91	8 .52	11.96		2,448
2011	7.12	(0 .11)	0 .60	0 .49	7 .61	6.88		3,061
2010	5.55	(0 .09)	1 .66	1 .57	7 .12	28.29		5,723
2009	5.25	(0 .07)	0 .37	0 .30	5 .55	5.71		6,173
R-3 shares
2013	8.81	(0 .12)	3 .99	3 .87	12.68	43.93		3,774
2012	7.86	(0 .11)	1 .06	0 .95	8 .81	12.09		3,276
2011	7.34	(0 .10)	0 .62	0 .52	7 .86	7.08		5,675
2010	5.71	(0 .08)	1 .71	1 .63	7 .34	28.55		5,728
2009	5.40	(0 .06)	0 .37	0 .31	5 .71	5.74		6,620
R-4 shares
2013	8.99	(0 .11)	4 .08	3 .97	12.96	44.16		3,970
2012	8.01	(0 .09)	1 .07	0 .98	8 .99	12.23		2,833
2011	7.47	(0 .09)	0 .63	0 .54	8 .01	7.23		4,035
2010	5.80	(0 .07)	1 .74	1 .67	7 .47	28.79		4,205
2009	5.47	(0 .05)	0 .38	0 .33	5 .80	6.03		5,824
R-5 shares
2013	9.16	(0 .10)	4 .16	4 .06	13.22	44.32		6,207
2012	8.14	(0 .09)	1 .11	1 .02	9 .16	12.53		3,944
2011	7.59	(0 .08)	0 .63	0 .55	8 .14	7.25		8,033
2010	5.88	(0 .06)	1 .77	1 .71	7 .59	29.08		10,129
2009	5.54	(0 .05)	0 .39	0 .34	5 .88	6.14		16,391

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

			Ratio of Net
Ratio of Expenses		Ratio of Gross	Investment Income
to Average Net		Expenses to Average	to Average Net	Portfolio
Assets		Net Assets(b)	Assets	Turnover Rate

1.58%		1.84%	(1.19)%	78.5%
1.58		1.95	(1.26)	88.9
1.58		1.83	(1.22)	77.0
1.58		1.89	(1.24)	81.0
1.59		1.98	(1.23)	131.8

1.02	(d)	–	(0 .62)	78.5
1.01	(d)	–	(0 .69)	88.9
1.01	(d)	–	(0 .62)	77.0
1.01	(d)	–	(0 .67)	81.0
1.01	(d)	–	(0.65)	131.8

1.88	(d)	–	(1 .47)	78.5
1.89	(d)	–	(1 .57)	88.9
1.89	(d)	–	(1 .53)	77.0
1.89	(d)	–	(1 .55)	81.0
1.89	(d)	–	(1.52)	131.8

1.75	(d)	–	(1 .34)	78.5
1.76	(d)	–	(1 .44)	88.9
1.76	(d)	–	(1 .37)	77.0
1.76	(d)	–	(1 .42)	81.0
1.76	(d)	–	(1.39)	131.8

1.57	(d)	–	(1 .16)	78.5
1.58	(d)	–	(1 .26)	88.9
1.58	(d)	–	(1 .23)	77.0
1.58	(d)	–	(1 .24)	81.0
1.58	(d)	–	(1.21)	131.8

1.38	(d)	–	(0 .98)	78.5
1.39	(d)	–	(1 .07)	88.9
1.39	(d)	–	(1 .04)	77.0
1.39	(d)	–	(1 .05)	81.0
1.39	(d)	–	(1.03)	131.8

1.26	(d)	–	(0 .90)	78.5
1.27	(d)	–	(0 .96)	88.9
1.27	(d)	–	(0 .92)	77.0
1.27	(d)	–	(0 .93)	81.0
1.27	(d)	–	(0.91)	131.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
SMALLCAP S&P 600 INDEX FUND
Class J shares
2013	$16.90	$0.17	$6.21	$6.38	($0 .18)	$–	($0 .18)	$23.10
2012	15.03	0 .11	1 .81	1 .92	(0 .05)	–	(0 .05)	16.90
2011	13.77	0 .07	1 .26	1 .33	(0 .07)	–	(0 .07)	15.03
2010	11.04	0 .03	2 .73	2 .76	(0 .03)	–	(0 .03)	13.77
2009	11.48	0 .04	0 .34	0 .38	(0 .09)	(0.73)	(0 .82)	11.04
Institutional shares
2013	17.58	0 .26	6 .44	6 .70	(0 .26)	–	(0 .26)	24.02
2012	15.63	0 .19	1 .88	2 .07	(0 .12)	–	(0 .12)	17.58
2011	14.31	0 .15	1 .32	1 .47	(0 .15)	–	(0 .15)	15.63
2010	11.48	0 .11	2 .83	2 .94	(0 .11)	–	(0 .11)	14.31
2009	11.91	0 .12	0 .36	0 .48	(0 .18)	(0.73)	(0 .91)	11.48
R-1 shares
2013	17.35	0 .09	6 .38	6 .47	(0 .11)	–	(0 .11)	23.71
2012	15.43	0 .05	1 .87	1 .92	–	–	–	17.35
2011	14.15	0 .02	1 .29	1 .31	(0 .03)	–	(0 .03)	15.43
2010	11.37	–	2 .81	2 .81	(0 .03)	–	(0 .03)	14.15
2009	11.77	0 .03	0 .37	0 .40	(0 .07)	(0.73)	(0 .80)	11.37
R-2 shares
2013	17.67	0 .12	6 .50	6 .62	(0 .12)	–	(0 .12)	24.17
2012	15.70	0 .07	1 .90	1 .97	–	–	–	17.67
2011	14.39	0 .04	1 .31	1 .35	(0 .04)	–	(0 .04)	15.70
2010	11.54	0 .02	2 .86	2 .88	(0 .03)	–	(0 .03)	14.39
2009	11.94	0 .05	0 .36	0 .41	(0 .08)	(0.73)	(0 .81)	11.54
R-3 shares
2013	17.82	0 .15	6 .55	6 .70	(0 .18)	–	(0 .18)	24.34
2012	15.83	0 .10	1 .92	2 .02	(0 .03)	–	(0 .03)	17.82
2011	14.50	0 .07	1 .33	1 .40	(0 .07)	–	(0 .07)	15.83
2010	11.63	0 .04	2 .88	2 .92	(0 .05)	–	(0 .05)	14.50
2009	12.04	0 .07	0 .36	0 .43	(0 .11)	(0.73)	(0 .84)	11.63
R-4 shares
2013	17.93	0 .19	6 .59	6 .78	(0 .20)	–	(0 .20)	24.51
2012	15.94	0 .13	1 .93	2 .06	(0 .07)	–	(0 .07)	17.93
2011	14.61	0 .10	1 .33	1 .43	(0 .10)	–	(0 .10)	15.94
2010	11.71	0 .07	2 .90	2 .97	(0 .07)	–	(0 .07)	14.61
2009	12.13	0 .09	0 .36	0 .45	(0 .14)	(0.73)	(0 .87)	11.71
R-5 shares
2013	18.00	0 .22	6 .61	6 .83	(0 .22)	–	(0 .22)	24.61
2012	16.00	0 .16	1 .92	2 .08	(0 .08)	–	(0 .08)	18.00
2011	14.65	0 .12	1 .35	1 .47	(0 .12)	–	(0 .12)	16.00
2010	11.75	0 .08	2 .90	2 .98	(0 .08)	–	(0 .08)	14.65
2009	12.15	0 .10	0 .38	0 .48	(0 .15)	(0.73)	(0 .88)	11.75

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

					Ratio of Net
			Ratio of Expenses	Ratio of Gross	Investment Income
		Net Assets, End of	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

38.11%(c)		$140,138	0.61%	0 .81%	0 .88%	14.6%
12.81	(c)	98,085	0.68	0 .87	0 .65	16.0
9.67	(c)	89,701	0.67	0 .81	0 .49	19.1
25.09	(c)	82,762	0.81	0 .88	0 .22	30.1
4.55	(c)	64,977	0.93	0 .98	0 .46	22.8

38.62		384,824	0.21	0 .21	1 .24	14.6
13.36		203,079	0.20	0 .25	1 .12	16.0
10.25		143,892	0.20	0 .28	0 .94	19.1
25.70		85,231	0.20	0 .30	0 .83	30.1
5.40		201,800	0.19	0 .22	1 .18	22.8

37.53		14,560	1.04	–	0 .43	14.6
12.44		9,183	1.04	–	0 .28	16.0
9.26		8,033	1.04	–	0 .11	19.1
24.71		7,286	1.05	–	(0 .02)	30.1
4.57		5,360	1.04	–	0 .31	22.8

37.71		19,526	0.91	–	0 .57	14.6
12.55		14,892	0.91	–	0 .42	16.0
9.39		15,045	0.91	–	0 .26	19.1
24.98		19,492	0.92	–	0 .11	30.1
4.58		16,679	0.91	–	0 .46	22.8

37.91		106,891	0.73	–	0 .73	14.6
12.78		58,655	0.73	–	0 .59	16.0
9.66		46,472	0.73	–	0 .43	19.1
25.18		47,049	0.74	–	0 .30	30.1
4.78		41,150	0.73	–	0 .65	22.8

38.20		84,904	0.54	–	0 .92	14.6
12.99		47,925	0.54	–	0 .78	16.0
9.79		45,058	0.54	–	0 .61	19.1
25.44		36,410	0.55	–	0 .49	30.1
4.98		28,218	0.54	–	0 .83	22.8

38.36		197,548	0.42	–	1 .04	14.6
13.09		108,147	0.42	–	0 .92	16.0
10.02		101,159	0.42	–	0 .73	19.1
25.49		87,847	0.43	–	0 .61	30.1
5.17		71,575	0.42	–	0 .95	22.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions		Total
		Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
		Beginning of Income		Gain (Loss) on Investment Investment			Realized	and	Value, End
		Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
SMALLCAP VALUE FUND II
Class J shares
2013		$10 .02	$0.03	$3.58	$3.61	($0 .07)	$–	($0 .07)	$13.56
2012		8.93	0 .01	1 .08	1 .09	–	–	–	10.02
2011		8.57	(0 .02)	0 .38	0 .36	–	–	–	8.93
2010		6.84	(0 .04)	1 .77	1 .73	–	–	–	8.57
2009	(d)	4.14	(0 .02)	2 .72	2 .70	–	–	–	6.84
Institutional shares
2013		10.19	0 .11	3 .62	3 .73	(0 .13)	–	(0 .13)	13.79
2012		9.06	0 .08	1 .09	1 .17	(0 .04)	–	(0 .04)	10.19
2011		8.67	0 .04	0 .39	0 .43	(0 .04)	–	(0 .04)	9 .06
2010		6.87	0 .03	1 .80	1 .83	(0 .03)	–	(0 .03)	8 .67
2009		6.97	0 .03	0 .50	0 .53	(0 .05)	(0.58)	(0 .63)	6 .87
R-1 shares
2013		9.69	0 .01	3 .45	3 .46	(0 .05)	–	(0 .05)	13.10
2012		8.65	–	1.04	1.04	–	–	–	9.69
2011		8.33	(0 .04)	0 .37	0 .33	(0 .01)	–	(0 .01)	8 .65
2010		6.64	(0 .04)	1 .73	1 .69	–	–	–	8.33
2009		6.75	(0 .03)	0 .50	0 .47	–	(0.58)	(0 .58)	6 .64
R-2 shares
2013		9.74	0 .03	3 .47	3 .50	(0 .06)	–	(0 .06)	13.18
2012		8.69	0 .01	1 .04	1 .05	–	–	–	9.74
2011		8.36	(0 .03)	0 .38	0 .35	(0 .02)	–	(0 .02)	8 .69
2010		6.65	(0 .03)	1 .74	1 .71	–	–	–	8.36
2009		6.76	(0 .02)	0 .49	0 .47	–	(0.58)	(0 .58)	6 .65
R-3 shares
2013		9.93	0 .04	3 .55	3 .59	(0 .06)	–	(0 .06)	13.46
2012		8.84	0 .02	1 .07	1 .09	–	–	–	9.93
2011		8.48	(0 .01)	0 .37	0 .36	–	–	–	8.84
2010		6.74	(0 .01)	1 .75	1 .74	–	–	–	8.48
2009		6.83	(0 .01)	0 .50	0 .49	–	(0.58)	(0 .58)	6 .74
R-4 shares
2013		10.00	0 .07	3 .56	3 .63	(0 .09)	–	(0 .09)	13.54
2012		8.90	0 .04	1 .08	1 .12	(0 .02)	–	(0 .02)	10.00
2011		8.54	–	0 .39	0 .39	(0 .03)	–	(0 .03)	8 .90
2010		6.78	–	1.76	1.76	–	–	–	8.54
2009		6.88	–	0 .51	0 .51	(0 .03)	(0.58)	(0 .61)	6 .78
R-5 shares
2013		10.08	0 .08	3 .59	3 .67	(0 .11)	–	(0 .11)	13.64
2012		8.96	0 .06	1 .08	1 .14	(0 .02)	–	(0 .02)	10.08
2011		8.59	0 .02	0 .38	0 .40	(0 .03)	–	(0 .03)	8 .96
2010		6.82	0 .01	1 .77	1 .78	(0 .01)	–	(0 .01)	8 .59
2009		6.92	0 .01	0 .51	0 .52	(0 .04)	(0.58)	(0 .62)	6 .82

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

							Ratio of Net
			Ratio of Expenses		Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net		Expenses to Average		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Net Assets(b)		Assets		Turnover Rate

36.19%(c)		$18,556	1.63%		1.85%		0.23%		60.5%
12.21	(c)	11,655	1.70		1.92		0.11		53.5
4.20	(c)	10,466	1.64		1.81		(0.21)		54.4
25.29	(c)	11,004	1.93		2.05		(0.52)		54.5
65 .22 (c)	,(e)	7,791	1 .93	(f)	2 .61	(f)	(0 .52	) (f)	79 .1	(f)

37.05		1,475,200	0.98		1.00		0.93		60.5
13.00		1,046,022	0.99		1.01		0.83		53.5
4.93		957,766	0.98		1.00		0.45		54.4
26.64		736,530	1.00		1.02		0.41		54.5
10.02		319,448	1.01		1.03		0.43		79.1

35.82		2,106	1.85	(g)	–		0.07		60.5
12.02		1,901	1.86	(g)	–		(0.05)		53.5
3.95		2,059	1.86	(g)	–		(0.43)		54.4
25.45		1,038	1.87	(g)	–		(0.47)		54.5
9.18		741	1.88	(g)	–		(0.45)		79.1

36.09		6,141	1.72	(g)	–		0.24		60.5
12.08		5,677	1.73	(g)	–		0.08		53.5
4.12		5,607	1.73	(g)	–		(0.31)		54.4
25.71		2,189	1.74	(g)	–		(0.33)		54.5
9.16		2,226	1.75	(g)	–		(0.31)		79.1

36.35		11,825	1.54	(g)	–		0.37		60.5
12.33		8,601	1.55	(g)	–		0.26		53.5
4.29		11,461	1.55	(g)	–		(0.11)		54.4
25.82		12,722	1.56	(g)	–		(0.15)		54.5
9.42		10,045	1.57	(g)	–		(0.13)		79.1

36.58		11,430	1.35	(g)	–		0.58		60.5
12.56		9,258	1.36	(g)	–		0.44		53.5
4.53		11,939	1.36	(g)	–		0.05		54.4
26.03		2,703	1.37	(g)	–		0.06		54.5
9.71		2,456	1.38	(g)	–		0.08		79.1

36.78		21,954	1.23	(g)	–		0.72		60.5
12.69		19,962	1.24	(g)	–		0.60		53.5
4.63		12,994	1.24	(g)	–		0.20		54.4
26.16		6,871	1.25	(g)	–		0.16		54.5
9.76		7,404	1.26	(g)	–		0.19		79.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Period from March 2, 2009, date operations commenced, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond & Mortgage Securities Fund, Core Plus Bond Fund I, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, LargeCap Blend Fund II, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap Growth Fund II, LargeCap S&P 500 Index Fund, LargeCap Value Fund, LargeCap Value Fund I, LargeCap Value Fund III, MidCap Fund (formerly MidCap Blend Fund), MidCap Growth Fund, MidCap Growth Fund III, MidCap S&P 400 Index Fund, MidCap Value Fund I, MidCap Value Fund III, Money Market Fund, Overseas Fund, Principal Capital Appreciation Fund, Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime 2060 Fund, Principal LifeTime Strategic Income Fund, Real Estate Securities Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Growth Fund I, SmallCap Growth Fund II, SmallCap S&P 600 Index Fund, and SmallCap Value Fund II, (54 of the portfolios constituting Principal Funds, Inc., (collectively, the “Funds”)), as of October 31, 2013, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent of the affiliated funds, agent banks and brokers, or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Funds, Inc., at October 31, 2013, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 18, 2013

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
October 31, 2013 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees (for certain share classes); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime 2060 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA or 403(b) accounts within Class J shares, respectively. R-1, R-2, R-3, R-4, and R-5 classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the Fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
Expenses Paid
		Ending	During Period			Ending	Expenses Paid
	Beginning	Account	May 1, 2013 to		Beginning	Account Value	During Period May		Annualized
	Account Value	Value October	October 31,		Account Value	October 31,	1, 2013 to October		Expense
	May 1, 2013	31, 2013	2013	(a)	May 1, 2013	2013	31, 2013	(a)	Ratio
Bond & Mortgage Securities Fund
Class J	$1,000.00	$978.37	$4.54		$1,000.00	$1,020.62	$4.63		0.91%
Institutional	1,000.00	981.06	2.60		1,000.00	1,022.58	2.65		0.52
R -1	1,000.00	976.72	6.98		1,000.00	1,018.15	7.12		1.40
R -2	1,000.00	977.21	6.33		1,000.00	1,018.80	6.46		1.27
R -3	1,000.00	978.17	5.43		1,000.00	1,019.71	5.55		1.09
R -4	1,000.00	978.53	4.49		1,000.00	1,020.67	4.58		0.90
R -5	1,000.00	979.72	3.89		1,000.00	1,021.27	3.97		0.78

Core Plus Bond Fund I
Institutional	1,000.00	975.63	2.79		1,000.00	1,022.38	2.85		0.56
R -1	1,000.00	970.15	7.10		1,000.00	1,018.00	7.27		1.43
R -2	1,000.00	971.98	6.46		1,000.00	1,018.65	6.61		1.30
R -3	1,000.00	972.93	5.57		1,000.00	1,019.56	5.70		1.12
R -4	1,000.00	973.02	4.62		1,000.00	1,020.52	4.74		0.93
R -5	1,000.00	973.84	4.03		1,000.00	1,021.12	4.13		0.81

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2013 (unaudited)

		Actual				Hypothetical
Expenses Paid
		Ending	During Period			Ending	Expenses Paid
	Beginning	Account	May 1, 2013 to		Beginning	Account Value	During Period May		Annualized
	Account Value	Value October	October 31,		Account Value	October 31,	1, 2013 to October		Expense
	May 1, 2013	31, 2013	2013	(a)	May 1, 2013	2013	31, 2013	(a)	Ratio
Diversified International Fund
Class J	$1,000.00	$1,060.91	$6.65		$1,000.00	$1,018.75	$6.51		1.28%
Institutional	1,000.00	1,062.27	4.52		1,000.00	1,020.82	4.43		0.87
R -1	1,000.00	1,057.87	9.03		1,000.00	1,016.43	8.84		1.74
R -2	1,000.00	1,058.98	8.36		1,000.00	1,017.09	8.19		1.61
R -3	1,000.00	1,059.67	7.42		1,000.00	1,018.00	7.27		1.43
R -4	1,000.00	1,060.61	6.44		1,000.00	1,018.95	6.31		1.24
R -5	1,000.00	1,061.66	5.82		1,000.00	1,019.56	5.70		1.12

Equity Income Fund
Institutional	1,000.00	1,066.43	2.71		1,000.00	1,022.58	2.65		0.52
R -1	1,000.00	1,061.71	7.22		1,000.00	1,018.20	7.07		1.39
R -2	1,000.00	1,062.06	6.55		1,000.00	1,018.85	6.41		1.26
R -3	1,000.00	1,062.80	5.62		1,000.00	1,019.76	5.50		1.08
R -4	1,000.00	1,064.60	4.63		1,000.00	1,020.72	4.53		0.89
R -5	1,000.00	1,065.14	4.01		1,000.00	1,021.32	3.92		0.77

Global Diversified Income Fund
Institutional	1,000.00	995.85	3.97		1,000.00	1,021.22	4.02		0.79

Global Diversified Income Fund (Excluding Dividends
and Interest Expense on Shorts and Short Sale Fees)
Institutional	1,000.00	995.80	3.92		1,000.00	1,021.26	3.95		0.78

Global Real Estate Securities Fund
Institutional	1,000.00	958.97	4.54		1,000.00	1,020.57	4.69		0.92

Government & High Quality Bond Fund
Class J	1,000.00	982.58	4.55		1,000.00	1,020.62	4.63		0.91
Institutional	1,000.00	984.52	2.55		1,000.00	1,022.63	2.60		0.51
R -1	1,000.00	981.55	6.44		1,000.00	1,018.70	6.56		1.29
R -2	1,000.00	982.19	5.80		1,000.00	1,019.36	5.90		1.16
R -3	1,000.00	983.08	4.90		1,000.00	1,020.27	4.99		0.98
R -4	1,000.00	983.15	3.95		1,000.00	1,021.22	4.02		0.79
R -5	1,000.00	984.64	3.35		1,000.00	1,021.83	3.41		0.67

High Yield Fund
Institutional	1,000.00	1,014.86	3.05		1,000.00	1,022.18	3.06		0.60

High Yield Fund I
Institutional	1,000.00	1,012.78	3.30		1,000.00	1,021.93	3.31		0.65

Income Fund
Class J	1,000.00	979.93	4.69		1,000.00	1,020.47	4.79		0.94
Institutional	1,000.00	982.04	2.55		1,000.00	1,022.63	2.60		0.51
R -1	1,000.00	977.79	6.83		1,000.00	1,018.30	6.97		1.37
R -2	1,000.00	978.42	6.18		1,000.00	1,018.95	6.31		1.24
R -3	1,000.00	979.33	5.29		1,000.00	1,019.86	5.40		1.06
R -4	1,000.00	980.24	4.34		1,000.00	1,020.82	4.43		0.87
R -5	1,000.00	980.82	3.74		1,000.00	1,021.42	3.82		0.75

Inflation Protection Fund
Class J	1,000.00	936.47	2.49		1,000.00	1,022.63	2.60		0.51
Institutional	1,000.00	937.43	2.00		1,000.00	1,023.14	2.09		0.41
R -1	1,000.00	932.75	6.24		1,000.00	1,018.75	6.51		1.28
R -2	1,000.00	933.99	5.61		1,000.00	1,019.41	5.85		1.15
R -3	1,000.00	934.35	4.73		1,000.00	1,020.32	4.94		0.97
R -4	1,000.00	934.64	3.80		1,000.00	1,021.27	3.97		0.78
R -5	1,000.00	934.92	3.22		1,000.00	1,021.88	3.36		0.66

International Emerging Markets
Fund
Class J	1,000.00	971.55	8.50		1,000.00	1,016.59	8.69		1.71
Institutional	1,000.00	973.91	6.17		1,000.00	1,018.95	6.31		1.24
R -1	1,000.00	969.87	10.48		1,000.00	1,014.57	10.71		2.11
R -2	1,000.00	970.45	9.83		1,000.00	1,015.22	10.06		1.98
R -3	1,000.00	970.96	8.94		1,000.00	1,016.13	9.15		1.80
R -4	1,000.00	971.93	8.00		1,000.00	1,017.09	8.19		1.61
R -5	1,000.00	972.78	7.41		1,000.00	1,017.69	7.58		1.49

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2013 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account	May 1, 2013 to		Beginning	Account Value	During Period May		Annualized
		Account Value	Value October	October 31,		Account Value	October 31,	1, 2013 to October		Expense
		May 1, 2013	31, 2013	2013	(a)	May 1, 2013	2013	31, 2013	(a)	Ratio
	International Fund I
	Institutional	$1,000.00	$1,085.69	$5.15		$1,000.00	$1,020.27	$4.99		0.98%
R	-1	1,000.00	1,081.04	9.65		1,000.00	1,015.93	9.35		1.84
R	-2	1,000.00	1,080.90	8.97		1,000.00	1,016.59	8.69		1.71
R	-3	1,000.00	1,082.64	8.03		1,000.00	1,017.49	7.78		1.53
R	-4	1,000.00	1,083.33	7.04		1,000.00	1,018.45	6.82		1.34
R	-5	1,000.00	1,084.10	6.41		1,000.00	1,019.06	6.21		1.22

	LargeCap Blend Fund II
	Class J	1,000.00	1,099.23	5.87		1,000.00	1,019.61	5.65		1.11
	Institutional	1,000.00	1,101.67	3.92		1,000.00	1,021.48	3.77		0.74
R	-1	1,000.00	1,096.91	8.51		1,000.00	1,017.09	8.19		1.61
R	-2	1,000.00	1,097.15	7.82		1,000.00	1,017.74	7.53		1.48
R	-3	1,000.00	1,098.07	6.87		1,000.00	1,018.65	6.61		1.30
R	-4	1,000.00	1,099.17	5.87		1,000.00	1,019.61	5.65		1.11
R	-5	1,000.00	1,100.25	5.24		1,000.00	1,020.21	5.04		0.99

	LargeCap Growth Fund
	Class J	1,000.00	1,155.58	5.76		1,000.00	1,019.86	5.40		1.06
	Institutional	1,000.00	1,158.16	3.48		1,000.00	1,021.98	3.26		0.64
R	-1	1,000.00	1,153.36	8.20		1,000.00	1,017.59	7.68		1.51
R	-2	1,000.00	1,152.81	7.49		1,000.00	1,018.25	7.02		1.38
R	-3	1,000.00	1,154.30	6.52		1,000.00	1,019.16	6.11		1.20
R	-4	1,000.00	1,155.51	5.49		1,000.00	1,020.11	5.14		1.01
R	-5	1,000.00	1,155.07	4.83		1,000.00	1,020.72	4.53		0.89

	LargeCap Growth Fund I
	Class J	1,000.00	1,177.39	5.76		1,000.00	1,019.91	5.35		1.05
	Institutional	1,000.00	1,179.30	3.35		1,000.00	1,022.13	3.11		0.61
R	-1	1,000.00	1,174.09	8.06		1,000.00	1,017.80	7.48		1.47
R	-2	1,000.00	1,175.76	7.35		1,000.00	1,018.45	6.82		1.34
R	-3	1,000.00	1,176.81	6.36		1,000.00	1,019.36	5.90		1.16
R	-4	1,000.00	1,177.09	5.32		1,000.00	1,020.32	4.94		0.97
R	-5	1,000.00	1,178.30	4.67		1,000.00	1,020.92	4.33		0.85

	LargeCap Growth Fund II
	Class J	1,000.00	1,108.88	6.96		1,000.00	1,018.60	6.67		1.31
	Institutional	1,000.00	1,111.70	4.63		1,000.00	1,020.82	4.43		0.87
R	-1	1,000.00	1,108.02	9.25		1,000.00	1,016.43	8.84		1.74
R	-2	1,000.00	1,108.17	8.56		1,000.00	1,017.09	8.19		1.61
R	-3	1,000.00	1,108.11	7.60		1,000.00	1,018.00	7.27		1.43
R	-4	1,000.00	1,109.89	6.59		1,000.00	1,018.95	6.31		1.24
R	-5	1,000.00	1,110.02	5.96		1,000.00	1,019.56	5.70		1.12

	LargeCap S&P 500 Index Fund
	Class J	1,000.00	1,108.62	2.82		1,000.00	1,022.53	2.70		0.53
	Institutional	1,000.00	1,110.42	0.90		1,000.00	1,024.35	0.87		0.17
R	-1	1,000.00	1,105.26	5.47		1,000.00	1,020.01	5.24		1.03
R	-2	1,000.00	1,106.48	4.78		1,000.00	1,020.67	4.58		0.90
R	-3	1,000.00	1,106.67	3.82		1,000.00	1,021.58	3.67		0.72
R	-4	1,000.00	1,108.16	2.82		1,000.00	1,022.53	2.70		0.53
R	-5	1,000.00	1,109.15	2.18		1,000.00	1,023.14	2.09		0.41

	LargeCap Value Fund
	Class J	1,000.00	1,099.34	4.82		1,000.00	1,020.62	4.63		0.91
	Institutional	1,000.00	1,102.27	2.28		1,000.00	1,023.04	2.19		0.43
R	-1	1,000.00	1,097.80	6.87		1,000.00	1,018.65	6.61		1.30
R	-2	1,000.00	1,098.29	6.19		1,000.00	1,019.31	5.96		1.17
R	-3	1,000.00	1,099.35	5.24		1,000.00	1,020.21	5.04		0.99
R	-4	1,000.00	1,100.49	4.24		1,000.00	1,021.17	4.08		0.80
R	-5	1,000.00	1,100.57	3.60		1,000.00	1,021.78	3.47		0.68

	LargeCap Value Fund I
	Institutional	1,000.00	1,092.49	4.01		1,000.00	1,021.37	3.87		0.76
R	-1	1,000.00	1,087.25	8.63		1,000.00	1,016.94	8.34		1.64
R	-2	1,000.00	1,088.84	7.95		1,000.00	1,017.59	7.68		1.51
R	-3	1,000.00	1,088.84	7.00		1,000.00	1,018.50	6.77		1.33
R	-4	1,000.00	1,090.56	6.01		1,000.00	1,019.46	5.80		1.14
R	-5	1,000.00	1,091.53	5.38		1,000.00	1,020.06	5.19		1.02

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2013 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account	May 1, 2013 to		Beginning	Account Value	During Period May		Annualized
		Account Value	Value October	October 31,		Account Value	October 31,	1, 2013 to October		Expense
		May 1, 2013	31, 2013	2013	(a)	May 1, 2013	2013	31, 2013	(a)	Ratio
	LargeCap Value Fund III
	Class J	$1,000.00	$1,097.09	$6.29		$1,000.00	$1,019.21	$6.06		1.19%
	Institutional	1,000.00	1,099.20	4.18		1,000.00	1,021.22	4.02		0.79
R	-1	1,000.00	1,095.05	8.77		1,000.00	1,016.84	8.44		1.66
R	-2	1,000.00	1,095.43	8.08		1,000.00	1,017.49	7.78		1.53
R	-3	1,000.00	1,096.67	7.13		1,000.00	1,018.40	6.87		1.35
R	-4	1,000.00	1,097.68	6.13		1,000.00	1,019.36	5.90		1.16
R	-5	1,000.00	1,097.21	5.50		1,000.00	1,019.96	5.30		1.04

	MidCap Fund
	Class J	1,000.00	1,124.05	5.09		1,000.00	1,020.42	4.84		0.95
	Institutional	1,000.00	1,125.07	3.59		1,000.00	1,021.83	3.41		0.67
R	-1	1,000.00	1,120.96	7.91		1,000.00	1,017.74	7.53		1.48
R	-2	1,000.00	1,121.28	7.22		1,000.00	1,018.40	6.87		1.35
R	-3	1,000.00	1,122.93	6.26		1,000.00	1,019.31	5.96		1.17
R	-4	1,000.00	1,123.39	5.25		1,000.00	1,020.27	4.99		0.98
R	-5	1,000.00	1,124.37	4.60		1,000.00	1,020.87	4.38		0.86

	MidCap Growth Fund
	Class J	1,000.00	1,174.74	6.74		1,000.00	1,019.00	6.26		1.23
	Institutional	1,000.00	1,176.17	4.11		1,000.00	1,021.42	3.82		0.75
R	-1	1,000.00	1,171.39	8.54		1,000.00	1,017.34	7.93		1.56
R	-2	1,000.00	1,171.66	7.83		1,000.00	1,018.00	7.27		1.43
R	-3	1,000.00	1,173.28	6.85		1,000.00	1,018.90	6.36		1.25
R	-4	1,000.00	1,175.26	5.81		1,000.00	1,019.86	5.40		1.06
R	-5	1,000.00	1,175.73	5.15		1,000.00	1,020.47	4.79		0.94

	MidCap Growth Fund III
	Class J	1,000.00	1,149.46	7.69		1,000.00	1,018.05	7.22		1.42
	Institutional	1,000.00	1,151.69	5.15		1,000.00	1,020.42	4.84		0.95
R	-1	1,000.00	1,146.54	9.90		1,000.00	1,015.98	9.30		1.83
R	-2	1,000.00	1,147.34	9.20		1,000.00	1,016.64	8.64		1.70
R	-3	1,000.00	1,149.20	8.23		1,000.00	1,017.54	7.73		1.52
R	-4	1,000.00	1,149.38	7.21		1,000.00	1,018.50	6.77		1.33
R	-5	1,000.00	1,149.72	6.56		1,000.00	1,019.11	6.16		1.21

	MidCap S&P 400 Index Fund
	Class J	1,000.00	1,115.50	3.68		1,000.00	1,021.73	3.52		0.69
	Institutional	1,000.00	1,117.47	1.12		1,000.00	1,024.15	1.07		0.21
R	-1	1,000.00	1,113.24	5.54		1,000.00	1,019.96	5.30		1.04
R	-2	1,000.00	1,114.50	4.85		1,000.00	1,020.62	4.63		0.91
R	-3	1,000.00	1,114.77	3.89		1,000.00	1,021.53	3.72		0.73
R	-4	1,000.00	1,116.33	2.88		1,000.00	1,022.48	2.75		0.54
R	-5	1,000.00	1,116.75	2.24		1,000.00	1,023.09	2.14		0.42

	MidCap Value Fund I
	Class J	1,000.00	1,109.63	7.50		1,000.00	1,018.10	7.17		1.41
	Institutional	1,000.00	1,112.12	5.22		1,000.00	1,020.27	4.99		0.98
R	-1	1,000.00	1,106.68	9.82		1,000.00	1,015.88	9.40		1.85
R	-2	1,000.00	1,107.71	9.14		1,000.00	1,016.53	8.74		1.72
R	-3	1,000.00	1,108.75	8.19		1,000.00	1,017.44	7.83		1.54
R	-4	1,000.00	1,109.76	7.18		1,000.00	1,018.40	6.87		1.35
R	-5	1,000.00	1,110.04	6.54		1,000.00	1,019.00	6.26		1.23

	MidCap Value Fund III
	Class J	1,000.00	1,144.13	5.57		1,000.00	1,020.01	5.24		1.03
	Institutional	1,000.00	1,146.33	3.62		1,000.00	1,021.83	3.41		0.67
R	-1	1,000.00	1,141.50	8.20		1,000.00	1,017.54	7.73		1.52
R	-2	1,000.00	1,141.96	7.50		1,000.00	1,018.20	7.07		1.39
R	-3	1,000.00	1,142.95	6.54		1,000.00	1,019.11	6.16		1.21
R	-4	1,000.00	1,144.32	5.51		1,000.00	1,020.06	5.19		1.02
R	-5	1,000.00	1,144.76	4.87		1,000.00	1,020.67	4.58		0.90

	Money Market Fund
	Class J	1,000.00	1,000.00	0.96		1,000.00	1,024.25	0.97		0.19
	Institutional	1,000.00	1,000.00	0.96		1,000.00	1,024.25	0.97		0.19

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2013 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account	May 1, 2013 to		Beginning	Account Value	During Period May		Annualized
		Account Value	Value October	October 31,		Account Value	October 31,	1, 2013 to October		Expense
		May 1, 2013	31, 2013	2013	(a)	May 1, 2013	2013	31, 2013	(a)	Ratio
	Overseas Fund
	Institutional	$1,000.00	$1,108.97	$5.69		$1,000.00	$1,019.81	$5.45		1.07%
R	-1	1,000.00	1,103.86	10.34		1,000.00	1,015.38	9.91		1.95
R	-2	1,000.00	1,104.78	9.66		1,000.00	1,016.03	9.25		1.82
R	-3	1,000.00	1,105.60	8.70		1,000.00	1,016.94	8.34		1.64
R	-4	1,000.00	1,107.34	7.70		1,000.00	1,017.90	7.38		1.45
R	-5	1,000.00	1,108.46	7.07		1,000.00	1,018.50	6.77		1.33

	Principal Capital Appreciation Fund
	Institutional	1,000.00	1,122.08	2.51		1,000.00	1,022.84	2.40		0.47
R	-1	1,000.00	1,117.27	7.20		1,000.00	1,018.40	6.87		1.35
R	-2	1,000.00	1,117.82	6.51		1,000.00	1,019.06	6.21		1.22
R	-3	1,000.00	1,118.96	5.55		1,000.00	1,019.96	5.30		1.04
R	-4	1,000.00	1,120.03	4.54		1,000.00	1,020.92	4.33		0.85
R	-5	1,000.00	1,120.59	3.90		1,000.00	1,021.53	3.72		0.73

	Principal LifeTime 2010 Fund
	Class J	1,000.00	1,032.39	1.74		1,000.00	1,023.49	1.73		0.34
	Institutional	1,000.00	1,033.86	0.21		1,000.00	1,025.00	0.20		0.04
R	-1	1,000.00	1,029.30	4.65		1,000.00	1,020.62	4.63		0.91
R	-2	1,000.00	1,030.93	3.99		1,000.00	1,021.27	3.97		0.78
R	-3	1,000.00	1,030.95	3.07		1,000.00	1,022.18	3.06		0.60
R	-4	1,000.00	1,032.49	2.10		1,000.00	1,023.14	2.09		0.41
R	-5	1,000.00	1,033.23	1.49		1,000.00	1,023.74	1.48		0.29

	Principal LifeTime 2015 Fund
	Institutional	1,000.00	1,045.07	0.21		1,000.00	1,025.00	0.20		0.04
R	-1	1,000.00	1,040.23	4.68		1,000.00	1,020.62	4.63		0.91
R	-2	1,000.00	1,041.07	4.01		1,000.00	1,021.27	3.97		0.78
R	-3	1,000.00	1,041.98	3.09		1,000.00	1,022.18	3.06		0.60
R	-4	1,000.00	1,042.74	2.11		1,000.00	1,023.14	2.09		0.41
R	-5	1,000.00	1,043.60	1.49		1,000.00	1,023.74	1.48		0.29

	Principal LifeTime 2020 Fund
	Class J	1,000.00	1,052.67	1.81		1,000.00	1,023.44	1.79		0.35
	Institutional	1,000.00	1,053.91	0.16		1,000.00	1,025.05	0.15		0.03
R	-1	1,000.00	1,049.81	4.70		1,000.00	1,020.62	4.63		0.91
R	-2	1,000.00	1,049.89	4.03		1,000.00	1,021.27	3.97		0.78
R	-3	1,000.00	1,050.60	3.10		1,000.00	1,022.18	3.06		0.60
R	-4	1,000.00	1,052.04	2.12		1,000.00	1,023.14	2.09		0.41
R	-5	1,000.00	1,052.63	1.50		1,000.00	1,023.74	1.48		0.29

	Principal LifeTime 2025 Fund
	Institutional	1,000.00	1,062.85	0.21		1,000.00	1,025.00	0.20		0.04
R	-1	1,000.00	1,058.16	4.72		1,000.00	1,020.62	4.63		0.91
R	-2	1,000.00	1,058.11	4.05		1,000.00	1,021.27	3.97		0.78
R	-3	1,000.00	1,058.93	3.11		1,000.00	1,022.18	3.06		0.60
R	-4	1,000.00	1,060.47	2.13		1,000.00	1,023.14	2.09		0.41
R	-5	1,000.00	1,060.30	1.51		1,000.00	1,023.74	1.48		0.29

	Principal LifeTime 2030 Fund
	Class J	1,000.00	1,068.99	1.88		1,000.00	1,023.39	1.84		0.36
	Institutional	1,000.00	1,070.32	0.16		1,000.00	1,025.05	0.15		0.03
R	-1	1,000.00	1,065.52	4.74		1,000.00	1,020.62	4.63		0.91
R	-2	1,000.00	1,066.22	4.06		1,000.00	1,021.27	3.97		0.78
R	-3	1,000.00	1,067.56	3.13		1,000.00	1,022.18	3.06		0.60
R	-4	1,000.00	1,068.79	2.14		1,000.00	1,023.14	2.09		0.41
R	-5	1,000.00	1,068.89	1.51		1,000.00	1,023.74	1.48		0.29

	Principal LifeTime 2035 Fund
	Institutional	1,000.00	1,077.98	0.26		1,000.00	1,024.95	0.26		0.05
R	-1	1,000.00	1,073.49	4.76		1,000.00	1,020.62	4.63		0.91
R	-2	1,000.00	1,073.49	4.08		1,000.00	1,021.27	3.97		0.78
R	-3	1,000.00	1,075.07	3.14		1,000.00	1,022.18	3.06		0.60
R	-4	1,000.00	1,075.65	2.15		1,000.00	1,023.14	2.09		0.41
R	-5	1,000.00	1,076.43	1.52		1,000.00	1,023.74	1.48		0.29

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2013 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account	May 1, 2013 to		Beginning	Account Value	During Period May		Annualized
		Account Value	Value October	October 31,		Account Value	October 31,	1, 2013 to October		Expense
		May 1, 2013	31, 2013	2013	(a)	May 1, 2013	2013	31, 2013	(a)	Ratio
	Principal LifeTime 2040 Fund
	Class J	$1,000.00	$1,081.28	$2.10		$1,000.00	$1,023.19	$2.04		0.40%
	Institutional	1,000.00	1,083.69	0.21		1,000.00	1,025.00	0.20		0.04
R	-1	1,000.00	1,078.55	4.77		1,000.00	1,020.62	4.63		0.91
R	-2	1,000.00	1,079.27	4.09		1,000.00	1,021.27	3.97		0.78
R	-3	1,000.00	1,080.06	3.15		1,000.00	1,022.18	3.06		0.60
R	-4	1,000.00	1,082.24	2.15		1,000.00	1,023.14	2.09		0.41
R	-5	1,000.00	1,082.55	1.52		1,000.00	1,023.74	1.48		0.29

	Principal LifeTime 2045 Fund
	Institutional	1,000.00	1,086.76	0.26		1,000.00	1,024.95	0.26		0.05
R	-1	1,000.00	1,081.16	4.83		1,000.00	1,020.57	4.69		0.92
R	-2	1,000.00	1,083.02	4.15		1,000.00	1,021.22	4.02		0.79
R	-3	1,000.00	1,083.49	3.20		1,000.00	1,022.13	3.11		0.61
R	-4	1,000.00	1,085.03	2.21		1,000.00	1,023.09	2.14		0.42
R	-5	1,000.00	1,084.79	1.58		1,000.00	1,023.69	1.53		0.30

	Principal LifeTime 2050 Fund
	Class J	1,000.00	1,087.79	2.68		1,000.00	1,022.63	2.60		0.51
	Institutional	1,000.00	1,090.57	0.21		1,000.00	1,025.00	0.20		0.04
R	-1	1,000.00	1,085.22	4.78		1,000.00	1,020.62	4.63		0.91
R	-2	1,000.00	1,085.97	4.10		1,000.00	1,021.27	3.97		0.78
R	-3	1,000.00	1,086.66	3.16		1,000.00	1,022.18	3.06		0.60
R	-4	1,000.00	1,088.72	2.16		1,000.00	1,023.14	2.09		0.41
R	-5	1,000.00	1,088.52	1.53		1,000.00	1,023.74	1.48		0.29

	Principal LifeTime 2055 Fund
	Institutional	1,000.00	1,091.07	0.47		1,000.00	1,024.75	0.46		0.09
R	-1	1,000.00	1,085.66	4.89		1,000.00	1,020.52	4.74		0.93
R	-2	1,000.00	1,086.35	4.21		1,000.00	1,021.17	4.08		0.80
R	-3	1,000.00	1,087.80	3.26		1,000.00	1,022.08	3.16		0.62
R	-4	1,000.00	1,088.32	2.26		1,000.00	1,023.04	2.19		0.43
R	-5	1,000.00	1,089.07	1.63		1,000.00	1,023.64	1.58		0.31

	Principal LifeTime 2060 Fund
	Class J	1,000.00	1,097.33	2.17		1,000.00	1,023.14	2.09		0.41
	Institutional	1,000.00	1,099.24	0.69		1,000.00	1,024.55	0.66		0.13
R	-1	1,000.00	1,093.60	5.07		1,000.00	1,020.37	4.89		0.96
R	-2	1,000.00	1,094.56	4.22		1,000.00	1,021.17	4.08		0.80
R	-3	1,000.00	1,098.38	3.28		1,000.00	1,022.08	3.16		0.62
R	-4	1,000.00	1,096.37	2.27		1,000.00	1,023.04	2.19		0.43
R	-5	1,000.00	1,097.33	1.64		1,000.00	1,023.64	1.58		0.31

	Principal LifeTime Strategic Income
	Fund
	Class J	1,000.00	1,006.82	1.87		1,000.00	1,023.34	1.89		0.37
	Institutional	1,000.00	1,009.34	0.20		1,000.00	1,025.00	0.20		0.04
R	-1	1,000.00	1,005.11	4.60		1,000.00	1,020.62	4.63		0.91
R	-2	1,000.00	1,005.96	3.94		1,000.00	1,021.27	3.97		0.78
R	-3	1,000.00	1,005.99	3.03		1,000.00	1,022.18	3.06		0.60
R	-4	1,000.00	1,007.69	2.07		1,000.00	1,023.14	2.09		0.41
R	-5	1,000.00	1,007.65	1.47		1,000.00	1,023.74	1.48		0.29

	Real Estate Securities Fund
	Class J	1,000.00	948.66	6.29		1,000.00	1,018.75	6.51		1.28
	Institutional	1,000.00	950.79	4.38		1,000.00	1,020.72	4.53		0.89
R	-1	1,000.00	946.63	8.39		1,000.00	1,016.59	8.69		1.71
R	-2	1,000.00	946.94	7.75		1,000.00	1,017.24	8.03		1.58
R	-3	1,000.00	948.22	6.87		1,000.00	1,018.15	7.12		1.40
R	-4	1,000.00	948.85	5.94		1,000.00	1,019.11	6.16		1.21
R	-5	1,000.00	949.47	5.36		1,000.00	1,019.71	5.55		1.09

	SAM Balanced Portfolio
	Class J	1,000.00	1,057.66	3.27		1,000.00	1,022.03	3.21		0.63
	Institutional	1,000.00	1,059.12	1.71		1,000.00	1,023.54	1.68		0.33
R	-1	1,000.00	1,054.57	6.21		1,000.00	1,019.16	6.11		1.20
R	-2	1,000.00	1,054.81	5.54		1,000.00	1,019.81	5.45		1.07
R	-3	1,000.00	1,055.73	4.61		1,000.00	1,020.72	4.53		0.89
R	-4	1,000.00	1,057.25	3.63		1,000.00	1,021.68	3.57		0.70
R	-5	1,000.00	1,057.88	3.01		1,000.00	1,022.28	2.96		0.58

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2013 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account	May 1, 2013 to		Beginning	Account Value	During Period May		Annualized
		Account Value	Value October	October 31,		Account Value	October 31,	1, 2013 to October		Expense
		May 1, 2013	31, 2013	2013	(a)	May 1, 2013	2013	31, 2013	(a)	Ratio
	SAM Conservative Balanced
	Portfolio
	Class J	$1,000.00	$1,030.85	$3.22		$1,000.00	$1,022.03	$3.21		0.63%
	Institutional	1,000.00	1,033.15	1.74		1,000.00	1,023.49	1.73		0.34
R	-1	1,000.00	1,027.90	6.13		1,000.00	1,019.16	6.11		1.20
R	-2	1,000.00	1,029.37	5.47		1,000.00	1,019.81	5.45		1.07
R	-3	1,000.00	1,029.51	4.55		1,000.00	1,020.72	4.53		0.89
R	-4	1,000.00	1,031.32	3.58		1,000.00	1,021.68	3.57		0.70
R	-5	1,000.00	1,031.95	2.97		1,000.00	1,022.28	2.96		0.58

	SAM Conservative Growth Portfolio
	Class J	1,000.00	1,079.65	3.35		1,000.00	1,021.98	3.26		0.64
	Institutional	1,000.00	1,081.40	1.73		1,000.00	1,023.54	1.68		0.33
R	-1	1,000.00	1,076.68	6.28		1,000.00	1,019.16	6.11		1.20
R	-2	1,000.00	1,077.26	5.60		1,000.00	1,019.81	5.45		1.07
R	-3	1,000.00	1,078.43	4.66		1,000.00	1,020.72	4.53		0.89
R	-4	1,000.00	1,079.72	3.67		1,000.00	1,021.68	3.57		0.70
R	-5	1,000.00	1,080.60	3.04		1,000.00	1,022.28	2.96		0.58

	SAM Flexible Income Portfolio
	Class J	1,000.00	1,013.83	3.25		1,000.00	1,021.98	3.26		0.64
	Institutional	1,000.00	1,015.31	1.73		1,000.00	1,023.49	1.73		0.34
R	-1	1,000.00	1,010.89	6.08		1,000.00	1,019.16	6.11		1.20
R	-2	1,000.00	1,011.54	5.43		1,000.00	1,019.81	5.45		1.07
R	-3	1,000.00	1,013.33	4.52		1,000.00	1,020.72	4.53		0.89
R	-4	1,000.00	1,013.47	3.55		1,000.00	1,021.68	3.57		0.70
R	-5	1,000.00	1,014.10	2.94		1,000.00	1,022.28	2.96		0.58

	SAM Strategic Growth Portfolio
	Class J	1,000.00	1,097.68	3.44		1,000.00	1,021.93	3.31		0.65
	Institutional	1,000.00	1,099.22	1.75		1,000.00	1,023.54	1.68		0.33
R	-1	1,000.00	1,094.10	6.28		1,000.00	1,019.21	6.06		1.19
R	-2	1,000.00	1,095.02	5.60		1,000.00	1,019.86	5.40		1.06
R	-3	1,000.00	1,096.10	4.65		1,000.00	1,020.77	4.48		0.88
R	-4	1,000.00	1,097.36	3.65		1,000.00	1,021.73	3.52		0.69
R	-5	1,000.00	1,097.57	3.01		1,000.00	1,022.33	2.91		0.57

	Short-Term Income Fund
	Class J	1,000.00	1,000.46	4.39		1,000.00	1,020.82	4.43		0.87
	Institutional	1,000.00	1,002.56	2.27		1,000.00	1,022.94	2.29		0.45
R	-1	1,000.00	998.29	6.55		1,000.00	1,018.65	6.61		1.30
R	-2	1,000.00	998.92	5.89		1,000.00	1,019.31	5.96		1.17
R	-3	1,000.00	1,000.66	4.99		1,000.00	1,020.21	5.04		0.99
R	-4	1,000.00	1,001.67	4.04		1,000.00	1,021.17	4.08		0.80
R	-5	1,000.00	1,002.23	3.43		1,000.00	1,021.78	3.47		0.68

	SmallCap Blend Fund
	Class J	1,000.00	1,193.14	6.41		1,000.00	1,019.36	5.90		1.16
	Institutional	1,000.00	1,195.43	4.43		1,000.00	1,021.17	4.08		0.80
R	-1	1,000.00	1,190.53	9.05		1,000.00	1,016.94	8.34		1.64
R	-2	1,000.00	1,190.80	8.34		1,000.00	1,017.59	7.68		1.51
R	-3	1,000.00	1,192.18	7.35		1,000.00	1,018.50	6.77		1.33
R	-4	1,000.00	1,193.53	6.30		1,000.00	1,019.46	5.80		1.14
R	-5	1,000.00	1,193.82	5.64		1,000.00	1,020.06	5.19		1.02

	SmallCap Growth Fund I
	Class J	1,000.00	1,221.47	8.68		1,000.00	1,017.39	7.88		1.55
	Institutional	1,000.00	1,225.17	5.95		1,000.00	1,019.86	5.40		1.06
R	-1	1,000.00	1,219.12	10.85		1,000.00	1,015.43	9.86		1.94
R	-2	1,000.00	1,220.07	10.13		1,000.00	1,016.08	9.20		1.81
R	-3	1,000.00	1,221.13	9.13		1,000.00	1,016.99	8.29		1.63
R	-4	1,000.00	1,223.00	8.07		1,000.00	1,017.95	7.32		1.44
R	-5	1,000.00	1,223.17	7.40		1,000.00	1,018.55	6.72		1.32

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2013 (unaudited)

			Actual				Hypothetical
Expenses Paid
			Ending	During Period			Ending	Expenses Paid
		Beginning	Account	May 1, 2013 to		Beginning	Account Value	During Period May		Annualized
		Account Value	Value October	October 31,		Account Value	October 31,	1, 2013 to October		Expense
		May 1, 2013	31, 2013	2013	(a)	May 1, 2013	2013	31, 2013	(a)	Ratio
	SmallCap Growth Fund II
	Class J	$1,000.00	$1,249.20	$8.96		$1,000.00	$1,017.24	$8.03		1.58%
	Institutional	1,000.00	1,253.90	5.79		1,000.00	1,020.06	5.19		1.02
R	-1	1,000.00	1,248.51	10.65		1,000.00	1,015.73	9.55		1.88
R	-2	1,000.00	1,249.23	9.92		1,000.00	1,016.38	8.89		1.75
R	-3	1,000.00	1,250.49	8.91		1,000.00	1,017.29	7.98		1.57
R	-4	1,000.00	1,250.97	7.83		1,000.00	1,018.25	7.02		1.38
R	-5	1,000.00	1,251.89	7.15		1,000.00	1,018.85	6.41		1.26

	SmallCap S&P 600 Index Fund
	Class J	1,000.00	1,190.72	3.37		1,000.00	1,022.13	3.11		0.61
	Institutional	1,000.00	1,192.65	1.16		1,000.00	1,024.15	1.07		0.21
R	-1	1,000.00	1,188.47	5.74		1,000.00	1,019.96	5.30		1.04
R	-2	1,000.00	1,188.88	5.02		1,000.00	1,020.62	4.63		0.91
R	-3	1,000.00	1,190.22	4.03		1,000.00	1,021.53	3.72		0.73
R	-4	1,000.00	1,190.96	2.98		1,000.00	1,022.48	2.75		0.54
R	-5	1,000.00	1,191.77	2.32		1,000.00	1,023.09	2.14		0.42

	SmallCap Value Fund II
	Class J	1,000.00	1,168.97	9.08		1,000.00	1,016.84	8.44		1.66
	Institutional	1,000.00	1,172.62	5.31		1,000.00	1,020.32	4.94		0.97
R	-1	1,000.00	1,167.56	10.11		1,000.00	1,015.88	9.40		1.85
R	-2	1,000.00	1,168.44	9.40		1,000.00	1,016.53	8.74		1.72
R	-3	1,000.00	1,169.42	8.42		1,000.00	1,017.44	7.83		1.54
R	-4	1,000.00	1,170.27	7.38		1,000.00	1,018.40	6.87		1.35
R	-5	1,000.00	1,171.82	6.73		1,000.00	1,019.00	6.26		1.23

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	104	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	104	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.;
			Longs Drug Stores

Kristianne Blake	President, Kristianne Gates Blake,	104	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	President, The Damos Company.	104	Hardin Construction
Director since 2008	Formerly, CEO, The Weitz Company		Company
Member, Audit Committee
1954

Mark A. Grimmett	Executive Vice President and CFO,	104	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	104	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Operations Committee
1951

Tao Huang	Formerly, Chief Operating Officer,	104	Armstrong World
Director since March 2012	Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
1962

William C. Kimball	Partner, Kimball – Porter Investments	104	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Daniel Pavelich	Retired.	104	None
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Michael J. Beer	Executive Vice President, Principal	104	None
Director since 2012	Funds Distributor, Inc. (“PFD”)
Executive Vice President	Vice President/Mutual Funds and
Member, Executive Committee	Broker Dealer, Principal Life
1961	Insurance Company (“PLIC”)
Director, Principal Management
Corporation, (the “Manager”)
Executive Vice President/ Chief
Operating Officer, the Manager
Director, Princor
President, Princor
Director, Principal Shareholder
Services (“PSS”) since 2011
President, PSS since 2011

Nora M. Everett	Director, Edge (2008-2011)	104	None
Director since 2008	Director, Finisterre since 2011
President, CEO, and Chairman	Chairman, Principal Financial
Member, Executive Committee	Advisors, Inc. (“PFA”) since 2010
1959	Chairman, PFD since 2011
Senior Vice President/Retirement and
Investor Services, PLIC
Chairman, the Manager since 2011
President, the Manager since 2008
Chairman, Princor since 2011
Chief Executive Officer, Princor since
2009
Chairman, PSS since 2011

Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA

50392.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”)
Assistant Tax Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Vice President/Compliance, PLIC
711 High Street, Des Moines, IA 50392	Senior Vice President, the Manager
1960	Senior Vice President, Princor
Senior Vice President, PSS

Jill R. Brown	Director, PFD
Senior Vice President	President, PFD since 2010
1100 Investment Blvd, ste 200	Director, PMC since 2011
El Dorado Hills, CA 95762	Senior Vice President, PMC (2010-2013)
1967	Senior Vice President, Princor (2010-2013)
Director, PSS since 2011
Senior Vice President, PSS

Teresa M. Button	Vice President/Treasurer, Edge since 2011
Treasurer	Vice President/Treasurer, PFA since 2011
711 High Street, Des Moines, IA 50392	Vice President/Treasurer, PFD since 2011
1963	Vice President/Treasurer, PGI since 2011
Vice President/Treasurer, PLIC since 2011
Vice President/Treasurer, the Manager since 2011
Vice President/Treasurer, Post since 2011
Vice President/Treasurer, Principal-REI since 2011
Vice President/Treasurer, Princor since 2011
Vice President/Treasurer, PSS since 2011
Treasurer, Spectrum since 2011

Cary Fuchs	Senior Vice President, PFD since 2011
Senior Vice President of Distribution	Director-Transfer Agent & Administrative Services, PLIC
1100 Investment Blvd, ste 200	Senior Vice President, PSS since 2009
El Dorado Hills, CA 95762
1957

Ernie H. Gillum	Vice President/Chief Compliance Officer, the Manager
Vice President, Assistant Secretary	Vice President, PSS
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, PFA
Assistant Counsel	Assistant General Counsel, PLIC
711 High Street, Des Moines, IA 50392	Assistant General Counsel, the Manager
1960	Assistant General Counsel, Princor

Carolyn F. Kolks	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, PFD (2009-2013)
Assistant Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392	Counsel, the Manager (2009-2013)
1973	Counsel, Princor (2009-2013)
Counsel, PSS (2009-2013)

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Layne A. Rasmussen	Vice President/Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President/Counsel, PFA
Counsel	Senior Vice President/Counsel, PFD
711 High Street, Des Moines, IA 50392	Vice President & Associate General Counsel, PLIC
1951	Senior Vice President/Counsel, the Manager
Senior Vice President/Counsel, Princor (2009-2013)
Senior Vice President/Counsel, PSS

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392	Counsel, the Manager (2007-2013)
1972	Counsel, Princor (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Director – Treasury, PFA since 2011
Assistant Treasurer	Director – Treasury, PFD since 2011
711 High Street, Des Moines, IA 50392	Director – Treasury, PLIC
1966	Director – Treasury, the Manager
Director – Treasury, Princor since 2011
Director – Treasury, PSS

Beth Wilson	Vice President, the Manager (2007-2013)
Vice President and Secretary	Vice President, Princor (2007-2009)
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated March 1, 2013, and the Statement of Additional Information dated March 1, 2013. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) a Subadvisory Agreement with Colonial First State Asset Management (Australia) Limited (“Colonial First State”) for the Global Diversified Income Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 10, 2013 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PFI, on behalf of each of the sixty-five (65) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Investment Advisory Incorporated; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); DDJ Capital Management, LLC; Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; Herndon Capital Management, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Post Advisory Group, LLC (“Post”); Principal Real Estate Investors, LLC (“Principal-REI”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Stone Harbor Investment Partners LP; Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; Vaughan Nelson Investment Management, LP; W.H. Reaves & Co., Inc.; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure and all PFI Funds-of-Funds, except the SAM Portfolios, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and they considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board noted that the Manager applies the due diligence standards to the selection, monitoring and replacement of sub-advisors and the Manager proposes the selection of the most suitable sub-advisors, with a process that emphasizes Principal affiliated sub-advisors, subject to the due diligence standards. The Board also took note that the Manager applied the due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and found no issues that affected their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under the Management Agreement were satisfactory.

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisors to the Funds under the Subadvisory Agreements are satisfactory.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, respectively, noting that certain funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were some Funds or certain Subadvisors for a multi-manager Fund that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor met acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after any fee waivers) management fee (at average fiscal year asset levels), actual non-management fees (at average fiscal year asset levels) and actual total expense ratio (at average fiscal year asset levels for Class A shares where available) to advisory fees and expense ratios of mutual funds in a narrow peer group selected by Lipper, or for two Funds, a custom peer group recommended by the Manager and reviewed by the Board (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total assets, the information provided was based upon Institutional Class shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds as well as other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. The Board considered that some Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees. For most Funds, actual management fees were within the 3rd Quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the 3rd Quartile, total net expense ratios were within the 3rd Quartile or better.

For the SAM Portfolios, the Board considered information from management about the Manager’s active asset allocation strategy and determined that the strategy and processes justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds), with the expense cap suggested by management, were within an acceptable range or compare favorably.

The Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee for thirteen (13) Funds that have implemented the “Core Satellite” structure. The Board also took into consideration the management fee waivers for two Funds and the additional breakpoints in the fee schedule for seven Funds proposed by management.

In the Board’ review of the expense caps in place with respect to certain classes of a number of Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such classes for an additional year and to let the expense caps for classes of certain Funds expire, based upon the individual circumstances of these Funds. The Board also considered the Manager’s proposals to add new expense caps to a share class of two Funds.

Considering all factors they deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements, for the year ended December 31, 2012. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, Principal-REI, Edge, Columbus Circle, Spectrum, and Post) The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board also noted the additional breakpoints offered by management for seven Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the International Equity Index Fund, LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the LifeTime Funds do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low basis point fee (25 basis points or less) on all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Colonial First State Subadvisory Agreement

At its September 10, 2013 meeting, the Board considered whether to approve a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Colonial First State (the “Subadvisor”) for the Global Diversified Income Fund (the “Fund”).

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors and that the Manager recommended the Subadvisor based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Subadvisor under the Subadvisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year and five-year performance returns and ranking as of June 30, 2013 of the Subadvisor in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a Morningstar peer group, a relevant benchmark index and a composite with a similar investment strategy managed by a current subadvisor to the Fund. The Board concluded, based on the information provided, that the historical investment performance record of the Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed subadvisory fee, noting that the Manager will compensate the Subadvisor from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Fund under the Subadvisory Agreement. The Board noted that the proposed subadvisory fee schedule includes breakpoints and concluded that the subadvisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. The Board considered the Subadvisor’s statement that it does not charge a lower fee to any other subadvisory client for this strategy and the Manager’s statement that it found the Subadvisor’s proposed fee to be competitive for this strategy. In addition, in evaluating the subadvisory fees and the factor of profitability, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and the Subadvisor. On the basis of the information provided, the Board concluded that the proposed subadvisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor when evaluating the subadvisory fee. The Board concluded that taking into account these potential benefits, the proposed subadvisory fee was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Subadvisory Agreement are fair and reasonable and that approval of the Subadvisory Agreement is in the best interests of the Fund.

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
October 31, 2013 (unaudited )

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2013. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

On February 17, 2012, Principal Funds, Inc. – SmallCap Blend Fund acquired Principal Funds, Inc. - SmallCap Value Fund. A long-term capital gain dividend of $2,001,433 was declared and paid by Principal Funds, Inc. – SmallCap Blend Fund on December 19, 2012 on behalf of Principal Funds, Inc. – SmallCap Value Fund.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2013, that qualifies for the dividend received deduction is as follows:

	Deductible		Deductible
	Percentage		Percentage
Core Plus Bond Fund I	1%	Principal Capital Appreciation Fund	100%
Equity Income Fund	78%	Principal LifeTime 2010 Fund	20%
Global Diversified Income Fund	12%	Principal LifeTime 2015 Fund	19%
Global Real Estate Securities Fund	1%	Principal LifeTime 2020 Fund	26%
High Yield Fund	1%	Principal LifeTime 2025 Fund	20%
High Yield Fund I	1%	Principal LifeTime 2030 Fund	27%
International Emerging Markets Fund	2%	Principal LifeTime 2035 Fund	22%
LargeCap Blend Fund II	100%	Principal LifeTime 2040 Fund	31%
LargeCap Growth Fund	100%	Principal LifeTime 2045 Fund	23%
LargeCap Growth Fund I	100%	Principal LifeTime 2050 Fund	33%
LargeCap Growth Fund II	100%	Principal LifeTime 2055 Fund	21%
LargeCap S&P 500 Index Fund	100%	Principal LifeTime Strategic Income Fund	12%
LargeCap Value Fund	79%	SAM Balanced Portfolio	47%
LargeCap Value Fund I	79%	SAM Conservative Balanced Portfolio	25%
LargeCap Value Fund III	100%	SAM Conservative Growth Portfolio	81%
MidCap Blend Fund	96%	SAM Flexible Income Portfolio	17%
MidCap Growth Fund III	100%	SAM Strategic Growth Portfolio	100%
MidCap S&P 400 Index Fund	79%	SmallCap Blend Fund	100%
MidCap Value Fund I	67%	SmallCap S&P 600 Index Fund	100%
MidCap Value Fund III	77%	SmallCap Value Fund II	98%
Overseas Fund	2%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax

Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2013, taxed at a maximum rate of 15% is as follows:

		Percentage			Percentage
Core Plus Bond Fund I	3015	1%	Overseas Fund	3067	100%
Diversified International Fund	4565	100%	Principal Capital Appreciation Fund	4552	100%
Equity Income Fund	4585	100%	Principal LifeTime 2010 Fund	5010	34%
Global Diversified Income Fund	4578	18%	Principal LifeTime 2015 Fund	5016	33%
Global Real Estate Securities Fund	4568	5%	Principal LifeTime 2020 Fund	5020	45%
High Yield Fund	4546	1%	Principal LifeTime 2025 Fund	5025	35%
High Yield Fund I	4545	1%	Principal LifeTime 2030 Fund	5030	48%
International Emerging Markets Fund	4543	95%	Principal LifeTime 2035 Fund	5035	39%
International Fund I	2065	100%	Principal LifeTime 2040 Fund	5040	57%
LargeCap Blend Fund II	2020	100%	Principal LifeTime 2045 Fund	5045	42%
LargeCap Growth Fund	4540	100%	Principal LifeTime 2050 Fund	5050	61%
LargeCap Growth Fund I	2038	100%	Principal LifeTime 2055 Fund	5055	39%
LargeCap Growth Fund II	2040	100%	Principal LifeTime Strategic Income Fund	5100	20%
LargeCap S&P 500 Index Fund	4590	100%	Real Estate Securities Fund	4048	3%
LargeCap Value Fund	4525	79%	SAM Balanced Portfolio	6000	65%
LargeCap Value Fund I	2026	80%	SAM Conservative Balanced Portfolio	6001	35%
LargeCap Value Fund III	2025	100%	SAM Conservative Growth Portfolio	6002	100%
MidCap Blend Fund	4510	100%	SAM Flexible Income Portfolio	6003	23%
MidCap Growth Fund III	2012	100%	SAM Strategic Growth Portfolio	6004	100%
MidCap S&P 400 Index Fund	4091	80%	SmallCap Blend Fund	4549	100%
MidCap Value Fund I	2013	67%	SmallCap S&P 600 Index Fund	4092	100%
MidCap Value Fund III	2014	78%	SmallCap Value Fund II	2057	100%

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2013, are as follows:

Foreign Taxes
Per Share
Diversified International Fund	$0.0265
Global Real Estate Securities Fund	$0.0105
International Emerging Markets Fund	$0.0756
International Fund I	$0.0311
Overseas Fund	$0.0200

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns.

For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

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Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

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GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

For more information about these funds, including their full names, please see the Principal Funds, Inc. prospectus or visit principal.com.

Insurance products and plan administrative services are provided by Principal life Insurance Company.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, Member SIPC.

Principal Life and Principal Funds Distributor are members of the Principal Financial Group®, Des Moines, IA 50392.

FV401-07 | 12/2013 | 13102502bj ©2013 Principal Financial Services, Inc.